UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21977

Invesco Exchange-Traded Fund Trust II

(Exact name of registrant as specified in charter)

3500 Lacey Road

Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Anna Paglia

President

3500 Lacey Road

Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b)	Not applicable.

Invesco Annual Report to Shareholders August 31, 2022 BKLN Invesco Senior Loan ETF

2

The Market Environment

Bank Loans

During the fiscal year covered by this report, the senior loan market was characterized by risk aversion in reaction to escalating geopolitical turmoil in Ukraine, persistent inflation, rapidly escalating interest rate expectations, rising energy prices, and a softening economic growth outlook. The confluence of these various pressures drove flows out of capital markets and caused risk premia to widen. Despite these circumstances, loans continued to outperform other risk assets through the end of the fiscal year. Loans’ relative resilience to intensifying market headwinds served as a lower volatility asset class that features defensive positioning within issuers’ capital structures and has delivered strong yields over the recent fiscal period, yields which tend to grow as rates ascend. The last few months of the fiscal year saw a reversal in overall market performance, with the broad loan market up from the second quarter of 2022 lows. Senior loans’ defensive positioning at the top of the capital structure and floating rate feature benefited the asset class during these bouts of risk aversion and inflation jitters, while the current, relatively high, level of coupons helped the asset class maintain stable performance during the fiscal year relative to traditional asset classes.

Senior loans returned 0.18%, as represented by the Credit Suisse Leveraged Loan Index during the Fund’s fiscal year.1 Throughout the 2021 calendar year risk assets performed well, and loans were no exception—returning 5.40%.1 The first month of 2022 continued this trend, however geopolitical turmoil and inflation began to influence performance by February. Loans suffered a weak second quarter of 2022, down 4.35%,1 driven largely by technical factors and not fundamentals. In particular, the risk-off sentiment in other markets led to retail outflows and more importantly, a lack of new collateralized loan obligation (CLO) creation (which represents 65% of loan demand) in May and June of 2022. At their low point, loan prices as of June 30, 2022, were implying a 7.9%1 default rate in the market, in excess of forecasted rates for 2023, and the rolling 12-month default rate. This has been fairly typical of other historical selloffs where the market overshoots compensating investors for actual defaults and then rallies sharply as buyers step in. Since the end of June 2022, CLO creation has come back in earnest, driving prices sharply higher. Loans were up 1.87% in July and another 1.53% in August, bringing the average price to $94.19.1 Loans are down 1.17% year-to-date and have outperformed high yield bonds by approximately 900 basis points (bps).1,3 In addition to CLO buyers, we believe regular way cash buyers have recognized that the market was overcompensating them for defaults and have stepped in, viewing this as a buying opportunity. During the fiscal year, BB-, B- and CCC-rated loans returned 1.46%, 0.46% and -6.04%, respectively.1 Energy was the best performing sector, returning 4.84% for the fiscal year, while consumer durables was the worst performing sector, returning -5.53%.1

The loan market continues to benefit from strong supportive fundamental backdrops. As of the first quarter of 2022, overall leverage for loan issuers (excluding gaming and transportation) declined for a fourth consecutive quarter, while at the same time corporate profits have remained robust.4 The second quarter of 2022 saw interest coverage ratios reach a record high, despite continued rising rates.5 With approximately 0.5% of the market trading at distressed levels and minimal near-term maturity challenges, we believe the market is poised to experience relatively low defaults for the foreseeable future as is historically typical following peaks in default rates (absent any drastic changes in earnings/liquidity conditions). Spreads and yields remain robust, with the average loan coupon now surpassing the average coupon for high-yield bonds for the first time on record.4 We anticipate that this will benefit current investors and drive-up potential demand.

As of August 31, 2022, the 12-month default rate was 0.60%.2 Issuer fundamentals ended the most recent quarter with a strong ability to service their debt, even in a rising rate environment. Interest coverage ratios are near their highs, currently 4.3x,5 so companies have sufficient ability to absorb higher rates. Additionally, leverage levels have returned to pre-pandemic levels as borrowers have repaired their balance sheets and pushed out their maturities. As of June 30, 2022, only 2.6% of outstanding loans mature in the next 18 months so there is little refinancing risk in the market.4 The average price in the senior loan market was $94.19 as of August 31, 2022.1 Given the price of senior loans at the end of the fiscal year, they provided a 9.24% yield (represented by the yield to 3-year life).1

[1]	Source: Credit Suisse Leveraged Loan Index
[2]	Source: Morningstar LSTA Leveraged Loan Index
[3]	Source: Credit Suisse High Yield Index
[4]	Source: JP Morgan
[5]	Source: Pitchbook LCD

Fixed Income

In the fourth quarter of 2021, concerns about inflation heightened as US inflation rose 7%,1 its highest level in nearly 40 years. Though the US Federal Reserve (the Fed) left policy rates unchanged in the quarter, the Fed indicated its accommodative policies were coming to an end in 2022 through a willingness to raise interest rates to combat inflation and the announced reduction of its monthly bond purchase program. Additionally, US interest rate moves and inflation risk significantly affected fixed income valuations during the quarter. The two-year Treasury yield rose moderately from 0.27% to 0.73%, while the 10-year increased slightly from 1.48% to 1.52% during the quarter.2 The yield curve, as measured by the yield differential between two- and 10-year Treasuries, flattened during the quarter.

At the beginning of 2022, geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukrainian territory. World leaders levied sanctions against Russia

3

The Market Environment (continued)

Fixed Income (continued)

that had material effects on its fixed income markets, particularly sovereign debt, corporates and levels of liquidity. The Russia-Ukraine war exacerbated inflationary pressures while also exerting downward pressure on economic growth through a surge in commodity/energy prices. Additionally, surges of COVID-19 in China exacerbated supply chain issues and aggravated inflation. During the second quarter of 2022, the two-year Treasury yield rose significantly from 0.78% to 2.28%, while the 10-year increased moderately from 1.63% to 2.32%.2

In the second quarter of 2022, the macro backdrop of tightening financial conditions and slowing economic growth was negative for credit asset classes. Inflation, as measured by the Consumer Price Index, increased further to 9.1%1 and fixed income markets felt the impact of rising interest rates. Bond sectors experienced negative performance ranging from -0.9% (Bloomberg Asset-Backed Securities) to -9.8% (Bloomberg US Corporate High Yield).3 Credit spreads increased across all major credit-sensitive sectors, reflecting anticipation of an economic slowdown and increasing concerns about recession risk, with corporate spreads ending the second quarter above their long-term historical average. The Fed continued its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing so as to not push the economy into a recession. The Fed aggressively raised its key fed funds rate during the period, including a 0.50% hike in May, a 0.75% hike in June (the largest since 1994), and an additional 0.75% hike in July to a target range of 2.25-2.50%. We believe that the Fed is unlikely to pivot from its hawkish policies, and we expect the Fed will increase the target range to 3.50-3.75% by the end of the year followed by a 0.50% cut in 2023. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 2.92% to 3.45% during the last 2-month period in the fiscal year, while 10-year Treasury rates increased from 3.04% to 3.15% over the same period.2 At the end of the fiscal year, the yield curve remained inverted, which historically has been an indicator of a potential recession.

[1]	Source: US Bureau of Labor Statistics
[2]	Source: US Department of the Treasury
[3]	Source: Bloomberg

4

BKLN	Management’s Discussion of Fund Performance
Invesco Senior Loan ETF (BKLN)

As an index fund, the Invesco Senior Loan ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Morningstar LSTA US Leveraged Loan 100 Index (formerly named the S&P/LSTA U.S. Leveraged Loan 100 Index) (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index.

Strictly in accordance with its guidelines and mandated procedures, Morningstar, Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which tracks the market value weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. Pursuant to a benchmark administration agreement with the Index Provider, S&P Dow Jones Indices LLC serves as the benchmark administrator for the Index. The Fund’s adviser, Invesco Capital Management LLC, and the Fund’s sub-adviser, Invesco Senior Secured Management, Inc., define senior loans to include loans referred to as leveraged loans, bank loans and/or floating rate loans. Banks and other lending institutions generally issue senior loans to corporations, partnerships or other entities (“borrowers”). These borrowers operate in a variety of industries and geographic regions, including foreign countries.

Senior loans often are issued in connection with recapitalizations, acquisitions, leveraged buyouts and re-financings. Senior loans typically are structured and administered by a financial institution that acts as agent for the lenders in the lending group. The Fund generally will purchase loans from banks or other financial institutions through assignments or participations. The Fund may acquire a direct interest in a loan from the agent or another lender by assignment or an indirect interest in a loan as a participation in another lender’s portion of a loan. The Fund generally will sell loans it holds by way of an assignment, but may sell participation interests in such loans at any time to facilitate its ability to fund redemption requests.

To be included in the Index, leveraged loans must be senior secured, denominated in U.S. dollars and must have a minimum initial term of one year and a minimum par amount of $50 million. A leveraged loan is rated below investment grade quality or is unrated but deemed to be of comparable quality. The Fund will invest in loans that are expected to be below investment grade quality and to bear interest at a floating rate that periodically resets. The Index may include, and the Fund may acquire and retain, loans of borrowers that are in default. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (1.99)%. On a net asset value (“NAV”) basis, the Fund returned (1.54)%. During the same time period, the Index returned (0.47)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, as well as a negative impact from the Fund’s sampling methodology. The Fund’s allocation to cash to manage liquidity, as needed, also resulted in a drag on overall performance.

During this same time period, the Morningstar LSTA US Leveraged Loan Index (the “Benchmark Index”) returned 0.37%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S leveraged loan market.

The majority of the Fund’s underperformance, on a NAV basis, relative to the Benchmark Index during the period can be attributed to the Fund’s fees and operating expenses, as well as the higher average credit quality of the Fund’s holdings versus those of the Benchmark Index during the period in which loans with higher credit quality underperformed lower credit quality loans. The Fund’s underweight allocation to lower rated loans relative to the benchmark detracted from its performance.

For the fiscal year ended August 31, 2022, the cable & satellite television industry contributed most significantly to the Fund’s return, followed by the food service and lodging & casinos industries, respectively. The health care industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included IRB Holding Corp., 2022 Term Loan, a food service company (portfolio average weight of 1.62%), and CSC Holdings, LLC, a cable & satellite television company (portfolio average weight of 1.82%). The position that detracted most significantly from the Fund’s return was Diamond Sports Holdings, LLC, a radio & television company (portfolio average weight of 0.40%).

Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of August 31, 2022
Baa1	0.93
Baa3	3.44
Ba1	11.27
Ba2	7.90
Ba3	9.91
B1	24.61
B2	30.85
B3	4.68
Caa2	0.80
NR	1.75
Money Market Fund Plus Other Assets Less Liabilities	3.86

*

Source: Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. “NR” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody’s rating methodology, please visit moodys.com and select “Methodologies & Frameworks” under “Ratings & Assessments” on the homepage.

5

Invesco Senior Loan ETF (BKLN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Peraton Corp., First Lien Term Loan B, 6.27%, 02/01/2028	1.87
McAfee LLC, First Lien Term Loan B, 6.16%, 03/01/2029	1.69
Mozart Debt Merger Sub, Inc., Term Loan, 5.77%, 10/01/2028	1.58
athenahealth, Inc., Term Loan B, 5.80%, 01/26/2029	1.56
Bass Pro Group LLC, Term Loan B-2, 6.27%, 03/06/2028	1.50
CenturyLink, Inc., Term Loan B, 4.77%, 03/15/2027	1.44
United Airlines, Inc., Term Loan B, 6.53%, 04/21/2028	1.42
Ultimate Software Group Inc., Term Loan, 4.75%, 05/04/2026	1.41
Caesars Resort Collection LLC, Term Loan B, 5.27%, 12/23/2024	1.34
Gainwell Holding Corp., Term Loan B, 6.25%, 10/01/2027	1.30
Total	15.11

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Morningstar LSTA US Leveraged Loan 100 Index (USD)	(0.47)%	2.61%	8.03%	3.17%	16.89%	3.39%	39.61%	3.47%	47.94%
Morningstar LSTA US Leveraged Loan Index (USD)	0.37	3.16	9.77	3.53	18.96	3.89	46.42	3.90	55.28
Fund
NAV Return	(1.54)	1.24	3.78	2.06	10.74	2.48	27.73	2.66	35.24
Market Price Return	(1.99)	1.11	3.37	1.98	10.28	2.40	26.82	2.58	34.01

6

Invesco Senior Loan ETF (BKLN) (continued)

Fund Inception: March 3, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.66% (0.65% after fee waiver) includes the unitary management fee of 0.65% and acquired fund fees and expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

7

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements, including the terms of the Fund’s credit facility and the financial health of the institution providing the credit facility; (4) the relationship between the Fund’s portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of the Fund’s portfolio. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 15, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;

●	The Fund’s investment strategy remained appropriate for an open-end fund;

●	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Fund did not breach the 15% limit on Illiquid Investments; and

●	The Committee had established an HLIM for the Fund and the Fund complied with its HLIM.

8

Invesco Senior Loan ETF (BKLN)

August 31, 2022

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Variable Rate Senior Loan Interests-92.10%(a)(b)
Aerospace & Defense-2.69%
Peraton Corp., First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	6.27%	02/01/2028	$78,886	$76,847,680
TransDigm, Inc., Term Loan F (1 mo. USD LIBOR + 2.25%)	4.77%	12/09/2025	34,320	33,508,928

				110,356,608

Air Transport-4.15%
AAdvantage Loyalty IP Ltd., Term Loan B (3 mo. USD LIBOR + 4.75%)	7.46%	04/20/2028	35,447	34,989,586
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Term Loan (3 mo. USD LIBOR + 5.25%)	7.31%	06/21/2027	38,215	38,931,820
SkyMiles IP Ltd., Term Loan (3 mo. USD LIBOR + 3.75%)	6.46%	10/20/2027	37,588	38,178,522
United Airlines, Inc., Term Loan B (3 mo. USD LIBOR + 3.75%)	6.53%	04/21/2028	59,731	58,308,230

				170,408,158

Automotive-1.09%
Panther BF Aggregator 2 L.P., Term Loan (Canada) (1 mo. USD LIBOR + 3.25%)	5.77%	04/30/2026	45,636	44,620,767

Beverage & Tobacco-0.82%
Triton Water Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.75%	03/31/2028	35,955	33,833,860

Building & Development-2.47%
Cornerstone Building Brands, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.64%	04/12/2028	30,632	27,599,844
DTZ U.S. Borrower LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.27%	08/21/2025	23,509	22,921,080
LBM Holdings LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	7.12%	12/17/2027	36,105	33,121,555
Quikrete Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.63%)	5.15%	02/01/2027	18,420	17,792,334

				101,434,813

Business Equipment & Services-8.23%
Allied Universal Holdco LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	05/12/2028	54,432	52,091,610
Asurion LLC
Second Lien Term Loan B-4 (1 mo. USD LIBOR + 5.25%)	7.77%	01/20/2029	34,350	29,498,098
Term Loan B-8 (1 mo. USD LIBOR + 3.25%)	5.77%	12/23/2026	42,775	39,314,875
Brand Energy & Infrastructure Services, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	7.03%	06/21/2024	34,605	31,737,943
Change Healthcare Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	5.02%	03/01/2024	44,390	44,192,267
Dun & Bradstreet Corp. (The), Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	02/06/2026	35,819	34,914,738
Mitchell International, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.73%	10/01/2028	13,514	12,943,829
Prime Security Services Borrower LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	5.11%	09/23/2026	12,328	12,073,964
Solera, Term Loan B (1 mo. USD LIBOR + 4.00%)	6.52%	06/02/2028	48,815	47,008,937
Trans Union LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.25%)	4.77%	11/30/2028	34,883	34,297,163

				338,073,424

Cable & Satellite Television-4.37%
Charter Communications Operating LLC, Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	4.28%	02/01/2027	48,752	47,394,242
CSC Holdings LLC
Term Loan (1 mo. USD LIBOR + 2.25%)	4.64%	07/17/2025	47,630	46,350,105
Term Loan (2 mo. USD LIBOR + 2.50%)	4.89%	04/15/2027	27,653	26,815,067
Numericable-SFR S.A., Incremental Term Loan B-13 (France) (3 mo. USD LIBOR + 4.00%)	6.91%	08/14/2026	3,725	3,623,179
Virgin Media 02 - LG, Term Loan N (United Kingdom) (1 mo. USD LIBOR + 2.50%)	4.89%	01/31/2028	32,689	32,042,938
Vodafone Ziggo - LG, Term Loan I (1 mo. USD LIBOR + 2.50%)	4.89%	04/30/2028	23,918	23,170,537

				179,396,068

Chemicals & Plastics-1.00%
AkzoNoble Chemicals, Term Loan (3 mo. USD LIBOR + 2.75%)	5.00%	10/01/2025	42,115	41,135,500

Containers & Glass Products-2.00%
Berry Global, Inc., Term Loan Z (3 mo. USD LIBOR + 1.75%)	4.18%	07/01/2026	44,962	44,069,784
Flex Acquisition Co., Inc., First Lien Term Loan B (1 mo. SOFR + 4.18%)	6.73%	04/13/2029	39,375	38,110,162

				82,179,946

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9

Invesco Senior Loan ETF (BKLN)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Cosmetics & Toiletries-0.76%
Bausch and Lomb, Inc., Term Loan (1 mo. SOFR + 3.35%)	5.65%	05/05/2027	$33,055	$31,170,865

Drugs-2.39%
Amneal Pharmaceuticals LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	6.06%	05/04/2025	33,376	32,026,825
Bausch and Lomb, Inc., Term Loan B (1 mo. SOFR + 5.35%)	7.66%	01/27/2027	33,296	26,714,092
Jazz Pharmaceuticals, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	6.02%	04/21/2028	40,371	39,675,033

				98,415,950

Electronics & Electrical-13.27%
Boxer Parent Co., Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.27%	10/02/2025	39,574	38,300,887
CDK Global, Inc., Term Loan B (3 mo. SOFR + 4.50%)	6.61%	06/09/2029	24,725	24,153,601
CommScope, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.77%	04/06/2026	30,000	28,851,448
CoreLogic, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	6.06%	04/09/2028	48,665	41,973,793
Finastra USA, Inc., First Lien Term Loan (United Kingdom) (3 mo. USD LIBOR + 3.50%)	6.87%	06/13/2024	43,009	40,355,528
Hyland Software, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	6.02%	07/01/2024	32,222	31,887,819
McAfee Enterprise, Term Loan B (1 mo. USD LIBOR + 4.75%)	7.25%	07/27/2028	41,607	39,801,589
McAfee LLC, First Lien Term Loan B (1 mo. SOFR + 3.75%)	6.16%	03/01/2029	72,903	69,394,348
NortonLifeLock, Inc., Term Loan B(c)	-	01/28/2029	37,878	36,854,845
Proofpoint, Inc., Term Loan B (3 mo. USD LIBOR + 3.25%)	6.32%	08/31/2028	32,348	31,223,960
Quest Software US Holdings, Inc., Term Loan B (3 mo. SOFR + 4.25%)	5.32%	01/19/2029	36,253	33,086,184
RealPage, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.37%	04/24/2028	42,446	40,942,420
TIBCO Software, Inc., Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	6.28%	06/30/2026	30,841	30,752,188
Ultimate Software Group, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	4.75%	05/04/2026	59,624	57,888,324

				545,466,934

Financial Intermediaries-1.30%
Citadel Securities L.P., Term Loan B (1 mo. SOFR + 2.61%)	5.07%	02/15/2028	38,585	37,867,473
Jane Street Group LLC, First Lien Term Loan B (1 mo. USD LIBOR + 2.75%)	5.27%	01/26/2028	15,997	15,704,080

				53,571,553

Food Products-0.76%
Froneri International PLC, Term Loan B-2 (United Kingdom) (1 mo. USD LIBOR + 2.25%)	4.77%	01/29/2027	32,367	31,288,451

Food Service-2.75%
IRB Holding Corp.
Term Loan (3 mo. SOFR + 3.15%)	5.44%	12/15/2027	30,005	29,111,244
Term Loan B (1 mo. USD LIBOR + 2.75%)	5.27%	02/05/2025	35,898	35,258,502
New Red Finance, Inc., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	4.27%	11/19/2026	49,766	48,449,548

				112,819,294

Health Care-13.05%
athenahealth, Inc.
Delayed Draw Term Loan (d)	0.00%	02/15/2029	11,330	10,872,791
Term Loan B (1 mo. SOFR + 3.50%)	5.80%	01/26/2029	66,847	64,149,462
DaVita HealthCare Partners, Inc., Term Loan B-1 (1 mo. USD LIBOR + 1.75%)	2.21%	08/12/2026	33,021	32,163,850
Elanco Animal Health, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	4.12%	07/30/2027	51,782	50,151,273
Envision Healthcare Corp.
First Lien Term Loan (3 mo. SOFR + 7.88%)	10.53%	07/22/2027	4,212	4,064,937
Second Lien Term Loan (3 mo. SOFR + 4.25%)	6.83%	03/31/2027	24,977	12,987,976
Third Lien Term Loan (3 mo. SOFR + 3.75%)	6.33%	03/31/2027	11,737	2,992,962
Gainwell Holding Corp., Term Loan B (3 mo. USD LIBOR + 4.00%)	6.25%	10/01/2027	54,721	53,627,153
ICON PLC
Term Loan (3 mo. USD LIBOR + 2.25%)	4.56%	07/03/2028	9,950	9,816,720
Term Loan (Luxembourg) (3 mo. USD LIBOR + 2.25%)	4.56%	07/03/2028	36,043	35,558,799
LifePoint Health, Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	6.27%	11/16/2025	40,693	39,529,537
Mozart Debt Merger Sub, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.77%	10/01/2028	67,744	64,804,336
Organon & Co., Term Loan B (3 mo. USD LIBOR + 3.00%)	4.63%	06/02/2028	34,180	33,880,935
PAREXEL International Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.77%	11/15/2028	34,492	33,652,862

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10

Invesco Senior Loan ETF (BKLN)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Health Care-(continued)
Sunshine Luxembourg VII S.a.r.l., Term Loan (Switzerland) (3 mo. USD LIBOR + 3.75%)	6.00%	10/01/2026	$40,198	$38,833,229
Verscend Holding Corp., Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	6.52%	08/27/2025	49,406	49,179,463

				536,266,285

Home Furnishings-1.00%
Hunter Douglas, Inc., First Lien Term Loan (3 mo. SOFR + 3.50%)	6.34%	02/09/2029	46,976	41,256,254

Industrial Equipment-2.40%
Madison IAQ LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	3.75%	06/21/2028	31,684	30,654,355
MKS Instruments, Inc., Term Loan B (3 mo. SOFR + 2.75%)	5.15%	04/11/2029	34,717	34,441,794
Thyssenkrupp Elevators (Vertical Midco GmbH), Term Loan B (Germany) (3 mo. USD LIBOR + 3.50%)	6.87%	07/31/2027	34,591	33,668,639

				98,764,788

Insurance-5.49%
Acrisure LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	6.02%	02/15/2027	43,520	41,824,515
AmWINS Group LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	4.77%	02/19/2028	32,367	31,664,819
HUB International Ltd.
Incremental Term Loan B-3 (3 mo. USD LIBOR + 3.25%)	5.78%	04/25/2025	33,434	32,998,983
Term Loan (3 mo. USD LIBOR + 3.00%)	5.77%	04/25/2025	53,310	52,319,424
Hyperion Insurance Group Ltd., Term Loan B (United Kingdom)(c)	-	11/12/2027	34,377	33,597,861
USI, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.25%	05/16/2024	33,574	33,242,124

				225,647,726

Leisure Goods, Activities & Movies-3.20%
Alpha Topco Ltd., Term Loan B (United Kingdom) (1 mo. USD LIBOR + 2.50%)	5.02%	02/01/2024	37,877	37,608,700
Crown Finance US, Inc., Term Loan (3 mo. USD LIBOR + 2.50%)	4.00%	02/28/2025	40,516	24,955,291
UFC Holdings LLC, Term Loan B-3 (3 mo. USD LIBOR + 2.75%)	3.50%	04/29/2026	35,059	34,165,129
William Morris Endeavor Entertainment LLC, First Lien Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	5.28%	05/16/2025	35,966	34,922,741

				131,651,861

Lodging & Casinos-3.73%
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	5.27%	12/23/2024	55,763	55,158,061
Fertitta Entertainment LLC, Term Loan (1 mo. SOFR + 4.00%)	6.46%	01/31/2029	28,560	27,526,105
Hilton Worldwide Finance LLC, Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	4.19%	06/22/2026	33,067	32,413,773
Stars Group (US) Co-Borrower LLC, Term Loan (3 mo. USD LIBOR + 2.25%)	4.50%	07/21/2026	39,001	38,175,226

				153,273,165

Publishing-0.70%
Micro Holding L.P., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	09/13/2024	29,323	28,685,182

Radio & Television-1.29%
Diamond Sports Holdings LLC, Second Lien Term Loan (1 mo. SOFR + 3.35%)	5.64%	08/24/2026	38,730	7,317,284
DIRECTV Financing LLC, Term Loan B (1 mo. USD LIBOR + 5.00%)	7.52%	07/25/2027	47,768	45,833,320

				53,150,604

Rail Industries-0.78%
Genesee & Wyoming, Inc., Term Loan (3 mo. USD LIBOR + 2.00%)	4.25%	12/30/2026	32,663	32,060,272

Retailers (except Food & Drug)-3.49%
Bass Pro Group LLC, Term Loan B-2 (3 mo. USD LIBOR + 3.75%)	6.27%	03/06/2028	63,376	61,585,807
Harbor Freight Tools USA, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.27%	10/15/2027	38,387	36,805,473
Pilot Travel Centers LLC, Term Loan B (1 mo. SOFR + 2.00%)	4.46%	07/31/2028	45,869	45,090,990

				143,482,270

Telecommunications-6.80%
CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.77%	03/15/2027	62,503	59,012,987
Genesys Telecom Holdings U.S., Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.52%	12/01/2027	34,638	34,134,321
II-VI, Inc., Term Loan B (3 mo. USD LIBOR + 2.75%)	5.12%	12/15/2028	36,392	35,694,579
Intelsat Jackson Holdings S.A., Term Loan B (Luxembourg) (6 mo. SOFR + 4.50%)	7.44%	02/01/2029	38,273	36,445,944
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.27%	03/01/2027	25,621	24,530,106

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco Senior Loan ETF (BKLN)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Telecommunications-(continued)
Radiate Holdco LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.77%	09/25/2026	$44,502	$42,577,781
Zayo Group LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.52%	03/09/2027	51,712	47,263,780

				279,659,498

Utilities-2.12%
Brookfield WEC Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.27%	08/01/2025	38,585	37,784,643
Pacific Gas and Electric Co., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.38%	07/01/2025	19,934	19,622,906
Vistra Operations Co. LLC, Incremental Term Loan (1 mo. USD LIBOR + 1.75%)	4.27%	12/31/2025	30,134	29,622,786

				87,030,335

Total Variable Rate Senior Loan Interests (Cost $3,861,658,020)				3,785,100,431

U.S. Dollar Denominated Bonds & Notes-4.04%
Aerospace & Defense-0.24%
TransDigm, Inc.(e)	6.25%	03/15/2026	10,081	9,916,932

Airlines-0.42%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(e)	5.50%	04/20/2026	7,296	6,950,607
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(e)	5.75%	04/20/2029	4,378	3,957,668
United Airlines, Inc.(e)	4.38%	04/15/2026	1,895	1,730,306
United Airlines, Inc.(e)	4.63%	04/15/2029	5,478	4,813,793

				17,452,374

Commercial Services & Supplies-0.55%
ADT Security Corp. (The)(e)	4.13%	08/01/2029	9,296	7,994,374
Prime Security Services Borrower LLC/Prime Finance, Inc.(e)	5.75%	04/15/2026	15,160	14,609,533

				22,603,907

Diversified Telecommunication Services-0.64%
Altice France S.A. (France)(e)	5.13%	07/15/2029	3,405	2,590,898
Altice France S.A. (France)(e)	5.50%	10/15/2029	3,615	2,859,230
CommScope, Inc.(e)	6.00%	03/01/2026	7,690	7,277,047
CommScope, Inc.(e)	4.75%	09/01/2029	3,634	3,098,803
Lumen Technologies, Inc.(e)	4.00%	02/15/2027	3,000	2,613,270
Zayo Group Holdings, Inc.(e)	4.00%	03/01/2027	9,000	7,684,335

				26,123,583

Electric Utilities-0.41%
PG&E Corp.	5.00%	07/01/2028	9,000	7,999,245
PG&E Corp.	5.25%	07/01/2030	7,000	6,063,365
Vistra Operations Co. LLC(e)	4.30%	07/15/2029	3,000	2,705,219

				16,767,829

Health Care Equipment & Supplies-0.21%
Medline Borrower L.P.(e)	3.88%	04/01/2029	10,000	8,487,500

Hotels, Restaurants & Leisure-0.52%
1011778 BC ULC/New Red Finance, Inc. (Canada)(e)	3.88%	01/15/2028	16,000	14,245,440
1011778 BC ULC/New Red Finance, Inc. (Canada)(e)	3.50%	02/15/2029	5,000	4,308,075
Caesars Resort Collection LLC/CRC Finco, Inc.(e)	5.75%	07/01/2025	3,000	2,943,780

				21,497,295

Insurance-0.15%
Acrisure LLC/Acrisure Finance, Inc.(e)	4.25%	02/15/2029	7,282	6,187,877

Interactive Media & Services-0.01%
Diamond Sports Group LLC/Diamond Sports Finance Co.(e)	5.38%	08/15/2026	2,241	428,591

Machinery-0.07%
TK Elevator US Newco, Inc. (Germany)(e)	5.25%	07/15/2027	3,000	2,741,085

Media-0.50%
CSC Holdings LLC(e)	6.50%	02/01/2029	3,000	2,785,845

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco Senior Loan ETF (BKLN)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Media-(continued)
Virgin Media Secured Finance PLC (United Kingdom)(e)	4.50%	08/15/2030	$12,000	$10,013,400
VZ Secured Financing B.V. (Netherlands)(e)	5.00%	01/15/2032	6,190	5,054,661
Ziggo B.V. (Netherlands)(e)	4.88%	01/15/2030	3,000	2,536,930

				20,390,836

Pharmaceuticals-0.06%
Organon & Co./Organon Foreign Debt Co-Issuer B.V.(e)	4.13%	04/30/2028	2,832	2,544,821

Real Estate Management & Development-0.24%
Cushman & Wakefield US Borrower LLC(e)	6.75%	05/15/2028	10,000	9,928,000

Software-0.02%
Central Parent, Inc./CDK Global, Inc.(e)	7.25%	06/15/2029	1,052	1,008,668

Total U.S. Dollar Denominated Bonds & Notes (Cost $189,335,966)				166,079,298

			Shares
Money Market Funds-12.37%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(f)(g) (Cost $508,484,125)			508,484,125	508,484,125

TOTAL INVESTMENTS IN SECURITIES-108.51% (Cost $4,559,478,111)				4,459,663,854
OTHER ASSETS LESS LIABILITIES-(8.51)%				(349,822,945)

NET ASSETS-100.00%				$4,109,840,909

Investment Abbreviations:

LIBOR-London Interbank Offered Rate
SOFR -Secured Overnight Financing Rate
USD -U.S. Dollar

Notes to Schedule of Investments:

(a)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(b)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(c)	This variable rate interest will settle after August 31, 2022, at which time the interest rate will be determined.
(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 9.
(e)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $152,016,688, which represented 3.70% of the Fund’s Net Assets.

(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$446,146,569	$8,368,062,341	$(8,305,724,785)	$-	$-	$508,484,125	$2,786,450

(g)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Statement of Assets and Liabilities

August 31, 2022

Invesco Senior Loan ETF (BKLN)
Assets:
Unaffiliated investments in securities, at value	$3,951,179,729
Affiliated investments in securities, at value	508,484,125
Cash	2,243,634
Receivable for:
Dividends and interest	14,103,033
Investments sold	489,897,747
Fund shares sold	354,868

Total assets	4,966,263,136

Liabilities:
Payable for:
Investments purchased	688,958,825
Fund shares repurchased	153,887,423
Accrued unitary management fees	2,363,713
Accrued tax expenses	647
Unfunded loan commitments	11,211,619

Total liabilities	856,422,227

Net Assets	$4,109,840,909

Net assets consist of:
Shares of beneficial interest	$5,249,685,095
Distributable earnings (loss)	(1,139,844,186)

Net Assets	$4,109,840,909

Shares outstanding (unlimited amount authorized, $0.01 par value)	195,000,000
Net asset value	$21.08

Market price	$20.98

Unaffiliated investments in securities, at cost	$4,050,993,986

Affiliated investments in securities, at cost	$508,484,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Statement of Operations

For the year ended August 31, 2022

Invesco Senior Loan ETF (BKLN)
Investment income:
Interest income	$231,478,753
Affiliated dividend income	2,786,450

Total investment income	234,265,203

Expenses:
Unitary management fees	36,469,886
Tax expenses	647

Total expenses	36,470,533

Less: Waivers	(220,409)

Net expenses	36,250,124

Net investment income	198,015,079

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investments	(188,297,774)

Change in net unrealized appreciation (depreciation) on unaffiliated investment securities	(141,484,520)

Net realized and unrealized gain (loss)	(329,782,294)

Net increase (decrease) in net assets resulting from operations	$(131,767,215)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Statement of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	Invesco Senior Loan ETF (BKLN)
	2022	2021
Operations:
Net investment income	$198,015,079	$171,942,636
Net realized gain (loss)	(188,297,774)	(45,804,588)
Change in net unrealized appreciation (depreciation)	(141,484,520)	82,836,777

Net increase (decrease) in net assets resulting from operations	(131,767,215)	208,974,825

Distributions to Shareholders from:
Distributable earnings	(185,373,620)	(173,598,262)
Return of capital	-	(5,490,954)

Total distributions to shareholders	(185,373,620)	(179,089,216)

Shareholder Transactions:
Proceeds from shares sold	4,321,916,237	4,875,251,293
Value of shares repurchased	(6,207,401,473)	(3,123,795,601)
Transaction fees	23,220,206	8,081,009

Net increase (decrease) in net assets resulting from share transactions	(1,862,265,030)	1,759,536,701

Net increase (decrease) in net assets	(2,179,405,865)	1,789,422,310

Net assets:
Beginning of year	6,289,246,774	4,499,824,464

End of year	$4,109,840,909	$6,289,246,774

Changes in Shares Outstanding:
Shares sold	199,700,000	219,800,000
Shares repurchased	(288,900,000)	(141,800,000)
Shares outstanding, beginning of year	284,200,000	206,200,000

Shares outstanding, end of year	195,000,000	284,200,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Financial Highlights

Invesco Senior Loan ETF (BKLN)

	Years Ended August 31,				Ten Months Ended August 31,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$22.13	$21.82	$22.57	$23.11	$23.15		$23.16

Net investment income(a)	0.77	0.68	0.93	1.07	0.77		0.82
Net realized and unrealized gain (loss) on investments	(1.18)	0.31	(0.88)	(0.53)	(0.08)		(0.02)

Total from investment operations	(0.41)	0.99	0.05	0.54	0.69		0.80

Distributions to shareholders from:
Net investment income	(0.73)	(0.69)	(0.91)	(1.12)	(0.74)		(0.82)
Return of capital	-	(0.02)	-	(0.02)	-		-

Total distributions	(0.73)	(0.71)	(0.91)	(1.14)	(0.74)		(0.82)

Transaction fees(a)	0.09	0.03	0.11	0.06	0.01		0.01

Net asset value at end of period	$21.08	$22.13	$21.82	$22.57	$23.11		$23.15

Market price at end of period(b)	$20.98	$22.15	$21.91	$22.61	$23.05		$23.12

Net Asset Value Total Return(c)	(1.44)%	4.72%	0.80%	2.68%	3.07%		3.54%
Market Price Total Return(c)	(1.99)%	4.38%	1.05%	3.15%	2.93%		3.27%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,109,841	$6,289,247	$4,499,824	$4,401,945	$7,378,227		$8,763,831
Ratio to average net assets of:
Expenses, after Waivers(d)	0.65%	0.64%	0.63%	0.64%	0.63	%(e)	0.63%
Expenses, prior to Waivers(d)	0.65%	0.65%	0.65%	0.65%	0.65	%(e)	0.65%
Net investment income	3.53%	3.08%	4.22%	4.66%	3.99	%(e)	3.52%
Portfolio turnover rate(f)	106%	109%	107%	78%	74%		71%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2022

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolio:

Full Name	Short Name

Invesco Senior Loan ETF (BKLN)	“Senior Loan ETF”

The portfolio (the “Fund”) represents a separate series of the Trust. The shares of the Fund are referred to herein as “Shares” or “Fund’s Shares.” The Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of a Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Fund.

The investment objective of the Fund is to seek to track the investment results (before fees and expenses) of the Morningstar LSTA US Leveraged Loan 100 Index (the “Underlying Index”).

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A. Security Valuation - Securities, including restricted securities, are valued according to the following policies:

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may

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become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s NAV and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment

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income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the Adviser.
C.

Country Determination - For the purposes of presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether the Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - The Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, the Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Fund files U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - The Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the payments to Invesco Senior Secured Management, Inc. (the “Sub-Adviser”), set-up fees and commitment fees associated with the line of credit and the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from the Fund’s unitary management fee and are directly identifiable to the Fund are applied to the Fund. Expenses of the Trust that are excluded from the Fund’s unitary management fee and are not readily identifiable to the Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund.

To the extent the Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general

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indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value of the interests or securities at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities prior to the settlement date.

J.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to the Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase this risk.

Cash Transaction Risk. Most exchange-traded funds (“ETFs”) generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, because of the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Changing U.S. Fixed-Income Market Conditions Risk. The historically low interest rate environment observed over the past several years was created in part by the Federal Reserve Board (“FRB”) keeping the federal funds rates at, near or below zero. In recent years, the FRB began “tapering” its quantitative easing program, leading to fluctuations in the Federal Funds Rate. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing, before implementing several rounds of rate increases in 2022. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the FRB or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in FRB policies could also result in higher than normal shareholder redemptions, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

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Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, the Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, the Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

LIBOR Transition Risk. The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

Non-Correlation Risk. The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, the Fund will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Investment Grade Securities Risk. Non-investment grade securities (commonly known as “junk bonds”) and unrated securities of comparable credit quality are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in

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taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Risk of Investing in Loans. Investments in loans are subject to interest rate risk and credit risk. Default in the payment of interest or principal on a loan will result in a reduction in its value. Although the loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund’s access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.

Risks of Loan Assignments and Participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment, a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Sampling Risk. The Fund’s use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which the Fund may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. Many loans are not registered with the Securities and Exchange Commission or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most loans than is the case for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries.

There is no organized exchange on which loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods, any of which may impair the Fund’s ability to sell loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods for certain loans may result in cash not being immediately available to the Fund upon sale

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of the loan. As a result, the Fund may have to sell other investments with shorter settlement periods or engage in borrowing transactions to raise cash to meet its obligations.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of the Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services, and oversight of the Sub-Adviser.

Pursuant to the Investment Advisory Agreement, the Fund accrues daily and pays monthly to the Adviser an annual unitary management fee of 0.65% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the payments to the Sub-Adviser, set-up fees and commitment fees associated with the line of credit, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The Adviser has entered into a sub-advisory agreement with the Sub-Adviser. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at the annual rate of 40% of compensation paid to the Adviser from the Fund.

Further, through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to the Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2022, the Adviser waived fees of $220,409.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in the Shares. The Fund is not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for the Fund with Morningstar, Inc. (the “Licensor”).

The Underlying Index name trademark is owned by the Licensor. This trademark has been licensed to the Adviser for use by the Fund. The Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Fund is not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in the Fund.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for the Fund.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

24

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$-	$3,785,100,431	$-	$3,785,100,431

U.S. Dollar Denominated Bonds & Notes	-	166,079,298	-	166,079,298

Money Market Funds	508,484,125	-	-	508,484,125

Total Investments	$508,484,125	$3,951,179,729	$-	$4,459,663,854

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022	2021

Ordinary income*	$185,373,620	$173,598,262

Return of capital	-	5,490,954

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

Undistributed ordinary income	$12,641,459

Net unrealized appreciation (depreciation) – investments	(183,684,493)

Capital loss carryforward	(968,801,152)

Shares of beneficial interest	5,249,685,095

Total net assets	$4,109,840,909

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2022, as follows:

No expiration
Short-Term	Long-Term	Total*

$274,012,442	$694,788,710	$968,801,152

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year August 31, 2022, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were $5,700,469,600 and $7,463,440,060, respectively.

At August 31, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

Aggregate unrealized appreciation of investments	$9,753,114

Aggregate unrealized (depreciation) of investments	(193,437,607)

Net unrealized appreciation (depreciation) of investments	$(183,684,493)

Cost of investments for tax purposes is $4,643,348,347.

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NOTE 7–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Fund to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the Fund’s unitary management fee, pays for such compensation for the Fund. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Fund.

NOTE 8–Borrowing

The Fund is a party to a committed line of credit facility with a syndicate administered by State Street Bank and Trust Company, which will expire on May 23, 2023. The Fund may borrow up to the lesser of (1) $725,000,000 or (2) the limits set by its prospectus for borrowings. The Adviser, on behalf of the Fund, pays an upfront fee of 0.10% on the commitment amount and a commitment fee of 0.15% on the amount of the commitment that has not been utilized. In case of borrowings from the line of credit, the Fund pays the associated interest expenses.

During the fiscal year ended August 31, 2022, there were no outstanding borrowings from the line of credit.

NOTE 9–Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitment as of August 31, 2022. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

			Unrealized
		Unfunded Loan	Appreciation
Borrower	Type	Commitment	(Depreciation)

athenahealth, Inc.	Delayed Draw Term Loan	$11,211,619	$(338,828)

NOTE 10–Senior Loan Participation Commitments

The Fund may invest in participations, assignments, or act as a party to the primary lending syndicate of a senior loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a senior loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

During the fiscal year ended August 31, 2022, there were no interests in senior loans purchased by the Fund on a participation basis.

NOTE 11–Capital

Shares are issued and redeemed by the Fund only in Creation Units consisting of a specified number of Shares as set forth in the Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. Such transactions are principally permitted in exchange for cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit of delivery of a basket of securities (“Deposit Securities”).

To the extent that the Fund permits transactions in exchange for Deposit Securities, the Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Fund for creations and redemptions, which are treated as increases in capital.

Transactions in the Fund’s Shares are disclosed in detail in the Statement of Changes in Net Assets.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco Senior Loan ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Senior Loan ETF (one of the funds constituting Invesco Exchange-Traded Fund Trust II, referred to hereafter as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended August 31, 2022, for the ten months in the period ended August 31, 2018 and for the year ended October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022, and the financial highlights for each of the four years in the period ended August 31, 2022, for the ten months in the period ended August 31, 2018 and for the year ended October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 31, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

27

Calculating your ongoing Fund expenses

Example

As a shareholder of the Invesco Senior Loan ETF (the “Fund”), a series of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the investment companies have varied expenses and fee levels and the Fund may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	March 1, 2022	August 31, 2022	Six-Month Period	Six-Month Period(1)

Invesco Senior Loan ETF (BKLN)

Actual	$1,000.00	$ 983.30	0.64%	$3.20

Hypothetical (5% return before expenses)	1,000.00	1,021.98	0.64	3.26

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

28

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

Qualified Interest Income*	94%

Qualified Dividend Income*	0%

Qualified Business Income*	0%

Corporate Dividends Received Deduction*	0%

U.S. Treasury Obligations*	0%

Business Interest Income*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	230	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	230	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

30

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	230	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

31

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	230	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

32

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	230	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	230	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

33

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	230	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

34

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	230	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	230	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

35

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	230	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

36

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

37

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

38

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

39

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 74 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF

Invesco California AMT-Free Municipal Bond ETF

Invesco CEF Income Composite ETF

Invesco China Technology ETF

Invesco DWA Developed Markets Momentum ETF

Invesco DWA Emerging Markets Momentum ETF

Invesco DWA SmallCap Momentum ETF

Invesco Emerging Markets Sovereign Debt ETF

Invesco FTSE International Low Beta Equal Weight ETF

Invesco FTSE RAFI Developed Markets ex-U.S. ETF

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

Invesco FTSE RAFI Emerging Markets ETF

Invesco Fundamental High Yield® Corporate Bond ETF

Invesco Fundamental Investment Grade Corporate Bond ETF

Invesco Global Clean Energy ETF

Invesco Global Short Term High Yield Bond ETF

Invesco Global Water ETF

Invesco International BuyBack Achievers™ ETF

Invesco International Corporate Bond ETF

Invesco KBW Bank ETF

Invesco KBW High Dividend Yield Financial ETF

Invesco KBW Premium Yield Equity REIT ETF

Invesco KBW Property & Casualty Insurance ETF

Invesco KBW Regional Banking ETF

Invesco MSCI Green Building ETF

Invesco NASDAQ 100 ETF

Invesco NASDAQ Next Gen 100 ETF

Invesco National AMT-Free Municipal Bond ETF

Invesco New York AMT-Free Municipal Bond ETF

Invesco Preferred ETF

Invesco PureBetaSM 0-5 Yr US TIPS ETF

Invesco PureBetaSM FTSE Developed ex-North America ETF

Invesco PureBetaSM FTSE Emerging Markets ETF

Invesco PureBetaSM MSCI USA ETF

Invesco PureBetaSM MSCI USA Small Cap ETF

Invesco PureBetaSM US Aggregate Bond ETF

Invesco Russell 1000 Enhanced Equal Weight ETF

Invesco Russell 1000 Equal Weight ETF

Invesco Russell 1000 Low Beta Equal Weight ETF

Invesco S&P 500® Enhanced Value ETF

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

Invesco S&P 500® High Beta ETF

Invesco S&P 500® High Dividend Low Volatility ETF

Invesco S&P 500® Low Volatility ETF

Invesco S&P 500 Minimum Variance ETF

Invesco S&P 500® Momentum ETF

Invesco S&P 500 Revenue ETF

Invesco S&P Emerging Markets Low Volatility ETF

Invesco S&P Emerging Markets Momentum ETF

Invesco S&P International Developed High Dividend Low Volatility ETF

Invesco S&P International Developed Low Volatility ETF

Invesco S&P International Developed Momentum ETF

Invesco S&P International Developed Quality ETF

Invesco S&P MidCap 400 Revenue ETF

Invesco S&P MidCap Low Volatility ETF

Invesco S&P SmallCap 600 Revenue ETF

Invesco S&P SmallCap Consumer Discretionary ETF

Invesco S&P SmallCap Consumer Staples ETF

Invesco S&P SmallCap Energy ETF

Invesco S&P SmallCap Financials ETF

Invesco S&P SmallCap Health Care ETF

Invesco S&P SmallCap High Dividend Low Volatility ETF

Invesco S&P SmallCap Industrials ETF

Invesco S&P SmallCap Information Technology ETF

Invesco S&P SmallCap Low Volatility ETF

Invesco S&P SmallCap Materials ETF

Invesco S&P SmallCap Quality ETF

Invesco S&P SmallCap Utilities & Communication Services ETF

Invesco S&P Ultra Dividend Revenue ETF

Invesco Senior Loan ETF

Invesco Taxable Municipal Bond ETF

Invesco Treasury Collateral ETF

Invesco Variable Rate Preferred ETF

Invesco VRDO Tax-Free ETF

Also at the April 6, 2022 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other

40

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year and since-inception periods for Invesco VRDO Tax-Free ETF and the one-year period for Invesco Treasury Collateral ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco VRDO Tax-Free ETF’s and Invesco Treasury Collateral ETF’s level of correlation to their respective underlying indexes. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with any draws on its line of credit), acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

●	0.04% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA ETF;

●	0.05% of the Fund’s average daily net assets for Invesco PureBetaSM US Aggregate Bond ETF;

●	0.06% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA Small Cap ETF;

●	0.07% of the Fund’s average daily net assets for Invesco PureBetaSM 0-5 Yr US TIPS ETF and Invesco PureBetaSM FTSE Developed ex-North America ETF;

●	0.08% of the Fund’s average daily net assets for Invesco Treasury Collateral ETF;

●	0.10% of the Fund’s average daily net assets for Invesco S&P 500 Minimum Variance ETF;

●	0.13% of the Fund’s average daily net assets for Invesco S&P 500 Enhanced Value ETF and Invesco S&P 500 Momentum ETF;

41

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

●	0.14% of the Fund’s average daily net assets for Invesco PureBetaSM FTSE Emerging Markets ETF;

●	0.15% of the Fund’s average daily net assets for Invesco NASDAQ 100 ETF and Invesco NASDAQ Next Gen 100 ETF;

●	0.20% of the Fund’s average daily net assets for Invesco Russell 1000 Equal Weight ETF;

●	0.22% of the Fund’s average daily net assets for Invesco Fundamental Investment Grade Corporate Bond ETF;

●

0.25% of the Fund’s average daily net assets for Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF and Invesco VRDO Tax-Free ETF;

●

0.28% of the Fund’s average daily net assets for Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco Taxable Municipal Bond ETF;

●

0.29% of the Fund’s average daily net assets for Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF and Invesco S&P SmallCap Utilities & Communication Services ETF;

●

0.30% of the Fund’s average daily net assets for Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF and Invesco S&P International Developed High Dividend Low Volatility ETF;

●

0.35% of the Fund’s average daily net assets for Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF and Invesco Russell 1000 Low Beta Equal Weight ETF;

●

0.39% of the Fund’s average daily net assets for Invesco MSCI Green Building ETF, Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF and Invesco S&P Ultra Dividend Revenue ETF;

●	0.45% of the Fund’s daily net assets for Invesco FTSE International Low Beta Equal Weight ETF and Invesco FTSE RAFI Developed Markets ex-U.S. ETF;

●	0.49% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF and Invesco FTSE RAFI Emerging Markets ETF;

●

0.50% of the Fund’s daily net assets for Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF and Invesco Variable Rate Preferred ETF;

●	0.55% of the Fund’s daily net assets for Invesco International BuyBack AchieversTM ETF;

●	0.60% of the Fund’s daily net assets for Invesco DWA SmallCap Momentum ETF;

●	0.65% of the Fund’s daily net assets for Invesco Senior Loan ETF;

●	0.70% of the Fund’s daily net assets for Invesco China Technology ETF;

●	0.75% of the Fund’s daily net assets for Invesco Global Clean Energy ETF and Invesco Global Water ETF;

●	0.80% of the Fund’s daily net assets for Invesco DWA Developed Markets Momentum ETF; and

●	0.90% of the Fund’s daily net assets for Invesco DWA Emerging Markets Momentum ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their

42

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median*	Peer Median

Invesco 1-30 Laddered Treasury ETF			X

Invesco California AMT-Free Municipal Bond ETF		N/A	X

Invesco CEF Income Composite ETF	X	N/A	X

Invesco China Technology ETF		N/A	X

Invesco DWA Developed Markets Momentum ETF			X

Invesco DWA Emerging Markets Momentum ETF			X

Invesco DWA SmallCap Momentum ETF			X

Invesco Emerging Markets Sovereign Debt ETF			X

Invesco FTSE International Low Beta Equal Weight ETF	X	X	X

Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF		X	X

Invesco FTSE RAFI Emerging Markets ETF	X		X

Invesco Fundamental High Yield® Corporate Bond ETF		X	X

Invesco Fundamental Investment Grade Corporate Bond ETF			X

Invesco Global Clean Energy ETF		X	X

Invesco Global Short Term High Yield Bond ETF	X	N/A	X

Invesco Global Water ETF		X	X

Invesco International BuyBack AchieversTM ETF			X

Invesco International Corporate Bond ETF			X

Invesco KBW Bank ETF	X		X

Invesco KBW High Dividend Yield Financial ETF	X		X

Invesco KBW Premium Yield Equity REIT ETF	X		X

Invesco KBW Property & Casualty Insurance ETF	X		X

Invesco KBW Regional Banking ETF	X		X

Invesco MSCI Green Building ETF		X	X

Invesco NASDAQ 100 ETF	X		X

Invesco NASDAQ Next Gen 100 ETF	X		X

Invesco National AMT-Free Municipal Bond ETF			X

Invesco New York AMT-Free Municipal Bond ETF		N/A	X

Invesco Preferred ETF		N/A	X

Invesco PureBetaSM 0-5 Yr US TIPS ETF	X		X

Invesco PureBetaSM FTSE Developed ex-North America ETF	X	X	X

Invesco PureBetaSM FTSE Emerging Markets ETF	X	X	X

Invesco PureBetaSM MSCI USA ETF	X	X	X

Invesco PureBetaSM MSCI USA Small Cap ETF	X	X	X

Invesco PureBetaSM US Aggregate Bond ETF	X	X	X

Invesco Russell 1000 Enhanced Equal Weight ETF			X

Invesco Russell 1000 Equal Weight ETF	X		X

Invesco Russell 1000 Low Beta Equal Weight ETF			X

Invesco S&P 500 Enhanced Value ETF	X	X	X

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X		X

Invesco S&P 500® High Beta ETF	X		X

Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X

43

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median*	Peer Median

Invesco S&P 500® Low Volatility ETF	X		X

Invesco S&P 500 Minimum Variance ETF	X	X	X

Invesco S&P 500 Momentum ETF	X	X	X

Invesco S&P 500 Revenue ETF			X

Invesco S&P Emerging Markets Low Volatility ETF	X		X

Invesco S&P Emerging Markets Momentum ETF	X		X

Invesco S&P International Developed High Dividend Low Volatility ETF	X	X	X

Invesco S&P International Developed Low Volatility ETF	X		X

Invesco S&P International Developed Momentum ETF	X	N/A	X

Invesco S&P International Developed Quality ETF	X	N/A	X

Invesco S&P MidCap 400 Revenue ETF			X

Invesco S&P MidCap Low Volatility ETF	X	X	X

Invesco S&P SmallCap 600 Revenue ETF		X	X

Invesco S&P SmallCap Consumer Discretionary ETF	X		X

Invesco S&P SmallCap Consumer Staples ETF	X		X

Invesco S&P SmallCap Energy ETF	X		X

Invesco S&P SmallCap Financials ETF	X		X

Invesco S&P SmallCap Health Care ETF	X		X

Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X

Invesco S&P SmallCap Industrials ETF	X		X

Invesco S&P SmallCap Information Technology ETF	X		X

Invesco S&P SmallCap Low Volatility ETF	X	X	X

Invesco S&P SmallCap Materials ETF	X		X

Invesco S&P SmallCap Quality ETF	X	X	X

Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X

Invesco S&P Ultra Dividend Revenue ETF		X	X

Invesco Senior Loan ETF	X	N/A	X

Invesco Taxable Municipal Bond ETF		N/A	X

Invesco Treasury Collateral ETF	X		X

Invesco Variable Rate Preferred ETF		X	X

Invesco VRDO Tax-Free ETF		N/A	X

*

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA Developed Markets Momentum ETF, Invesco Global Clean Energy ETF, Invesco International Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco VRDO Tax-Free ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

44

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Funds’ direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 6, 2022. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement. The Board reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

45

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 15 and April 6, 2022 Board meetings, and Invesco Advisers, Inc., in connection with the April 6, 2022 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rates for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF were reasonable in relation to the asset size of the Funds and concluded that the flat sub-advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Fund in an amount equal to the fees received by Invesco Advisers, Inc. on the Fund’s excess cash invested in the money market funds. The Trustees also noted the fees received by Invesco Advisers, Inc. in its capacity as the direct securities lending agent for the Invesco ETFs. The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, and that the Sub-Advisers generally do not use or generate soft-dollars with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

46

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Fund with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of the Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-BKLN-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2022

KBWB Invesco KBW Bank ETF

KBWD Invesco KBW High Dividend Yield Financial ETF

KBWY Invesco KBW Premium Yield Equity REIT ETF

KBWP Invesco KBW Property & Casualty Insurance ETF

KBWR Invesco KBW Regional Banking ETF

2

The Market Environment

Domestic Equity

The fiscal year began with increasing volatility and the US stock market saw a selloff through most of September due to increasing concerns of inflation resulting from a spike in oil prices and supply chain shortages causing rising costs. Despite the Consumer Price Index (CPI) increasing monthly from June through September 2021,1 the US Federal Reserve (the Fed) declined to raise interest rates at its September 2021 Federal Open Market Committee meeting.

Equity markets saw continued volatility in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose to nearly $85 per barrel in October,2 causing higher gas prices for consumers, and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.1 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.2 The CPI rose by another 7.9% for the 12 months ended February 2022 reaching a 40 year high.1 To combat inflation, the Fed raised the federal funds rate by a one-quarter percentage point in March.

As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix, reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued for much of the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 8.6% for the 12 months ended May 2022 reaching a 40 year high.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at Jackson Hole, Wyoming, an economic policy symposium, sparked a sharp selloff at month end. Due to declining energy prices, the CPI rose by 8.5% for the 12 months ending July,1 down slightly from June, but still at multi-decade highs and far above the Fed’s 2% annual inflation target. As a result, the Fed indicated that it would continue taking aggressive action to curb inflation, though such measures could “bring pain to households and businesses.” The remarks deflated investor optimism that the Fed would pause rate hikes in the second half of 2022 and increased the likelihood of a US recession. In this environment, US stocks had negative double-digit returns of (11.23)% for the fiscal year ended August 31, 2022, measured by the S&P 500 Index.4

[1]	Source: US Bureau of Labor Statistics
[2]	Source: Bloomberg LP
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

3

KBWB	Management’s Discussion of Fund Performance
Invesco KBW Bank ETF (KBWB)

As an index fund, the Invesco KBW Bank ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Bank Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (the “Index Provider”) compile, maintain and calculate the Index, which is a modified-market capitalization-weighted index of companies primarily engaged in U.S. banking activities, as determined by the Index Provider. The Index is designed to track the performance of large national U.S. money centers, regional banks and thrift institutions that are publicly traded in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (15.33)%. On a net asset value (“NAV”) basis, the Fund returned (15.59)%. During the same time period, the Index returned (15.34)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by the Fund holding cash to pay distributions in September, which coincided with the overall market decline.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned (12.37)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 66 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the financial sector of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Benchmark Index is broadly diversified across all financial sub-industries and is not concentrated just in the banking sub-industry.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight in the multi-sector holdings sub-industry during the fiscal year ended August 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation to the multi-sector holdings and property & casualty insurance sub-industries, respectively.

For the fiscal year ended August 31, 2022, no sub-industries contributed positively to the Fund’s return. The diversified banks sub-industry detracted most significantly from the Fund’s return during the period, followed by the regional banks sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included M&T Bank Corp., a regional banks company (portfolio average weight of 3.57%) and First Horizon Corp., a regional banks company (portfolio average weight of 1.71%). Positions that detracted most significantly from the Fund’s return included JPMorgan Chase & Co., a diversified banks company (portfolio average weight of 7.80%) and Citigroup, Inc., a diversified banks company (portfolio average weight of 7.71%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Regional Banks	44.43
Diversified Banks	39.58
Asset Management & Custody Banks	11.50
Consumer Finance	3.65
Sub-Industry Types Each Less Than 3%	0.79
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Wells Fargo & Co.	8.42
Citigroup, Inc.	8.05
Bank of America Corp.	7.96
JPMorgan Chase & Co.	7.58
U.S. Bancorp	7.57
M&T Bank Corp.	4.45
First Republic Bank	4.31
State Street Corp.	4.15
Truist Financial Corp.	4.15
PNC Financial Services Group, Inc. (The)	3.97
Total	60.61

*	Excluding money market fund holdings

4

Invesco KBW Bank ETF (KBWB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
KBW Nasdaq Bank Index	(15.34)%	7.56%	24.43%	5.53%	30.87%	11.08%	185.90%	12.56%	260.32%
S&P 500® Financials Index	(12.37)	9.43	31.03	8.27	48.76	12.66	229.41	13.50	294.00
Fund
NAV Return	(15.59)	7.22	23.26	5.19	28.76	10.69	176.19	12.18	247.13
Market Price Return	(15.33)	7.23	23.29	5.24	29.09	10.69	176.18	12.20	248.04

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

5

KBWD	Management’s Discussion of Fund Performance
Invesco KBW High Dividend Yield Financial ETF (KBWD)

As an index fund, the Invesco KBW High Dividend Yield Financial ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Financial Sector Dividend Yield Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (the “Index Provider”) compile, maintain and calculate the Index, which is a modified-dividend yield-weighted index of companies principally engaged in the business of providing financial services and products, as determined by the Index Provider. The Index is designed to track the performance of financial companies, which may include business development companies and real estate investment trusts (“REITs”), with competitive dividend yields that are publicly-traded in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (9.14)%. On a net asset value (“NAV”) basis, the Fund returned (9.15)%. During the same time period, the Index returned (8.90)%. During the fiscal year, the Fund utilized sampling for certain holdings. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period which were partially offset by proceeds from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned (12.37)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 66 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the financial sector of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the mortgage REITs sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the asset management & custody banks sub-industry and underweight allocation to the diversified banks sub-industry.

For the fiscal year ended August 31, 2022, the life & health insurance sub-industry contributed most significantly to the Fund’s return, followed by the thrifts & mortgage finance sub-industry. The mortgage REITs sub-industry detracted most significantly from the Fund’s return during the period, followed by the property & casualty insurance sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Unum Group, a life & health insurance company (portfolio average weight of 1.61%) and Carlyle Secured Lending, Inc, an asset management & custody banks company (portfolio average weight of 3.14%). Positions that detracted most significantly from the Fund’s return included Sculptor Capital Management, Inc. Class A, an asset management & custody banks company (no longer held at fiscal year-end) and ARMOUR Residential REIT, Inc., a mortgage REITs company (portfolio average weight of 4.23%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Mortgage REITs	38.66
Closed-End Funds	21.52
Asset Management & Custody Banks	16.41
Investment Banking & Brokerage	5.44
Regional Banks	3.64
Thrifts & Mortgage Finance	3.53
Sub-Industry Types Each Less Than 3%	10.68
Money Market Funds Plus Other Assets Less Liabilities	0.12

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
ARMOUR Residential REIT, Inc.	4.83
Annaly Capital Management, Inc.	4.21
FS KKR Capital Corp.	4.07
Two Harbors Investment Corp.	3.75
AGNC Investment Corp.	3.73
Ellington Financial, Inc.	3.57
PennyMac Mortgage Investment Trust	3.45
MidCap Financial Investment Corp.	3.44
Newtek Business Services Corp.	3.43
Ready Capital Corp.	3.31
Total	37.79

*	Excluding money market fund holdings

6

Invesco KBW High Dividend Yield Financial ETF (KBWD) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
KBW Nasdaq Financial Sector Dividend Yield Index	(8.90)%	4.72%	14.84%	2.91%	15.40%	5.64%	73.07%	6.56%	110.85%
S&P 500® Financials Index	(12.37)	9.43	31.03	8.27	48.76	12.66	229.41	10.97	239.54
Fund
NAV Return	(9.15)	4.72	14.84	2.99	15.90	5.50	70.74	6.37	106.42
Market Price Return	(9.14)	4.76	14.96	2.99	15.86	5.49	70.68	6.38	106.74

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 2.59% includes the unitary management fee of 0.35% and acquired fund fees and expenses of 2.24%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

7

KBWY	Management’s Discussion of Fund Performance
Invesco KBW Premium Yield Equity REIT ETF (KBWY)

As an index fund, the Invesco KBW Premium Yield Equity REIT ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Premium Yield Equity REIT Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (the “Index Provider”) compile, maintain and calculate the Index, which is a modified-dividend yield-weighted index of domestic equity real estate investment trusts (“REITs”) of small- and mid-capitalization, as determined by the Index Provider. The Index is designed to track the performance of small- and mid-capitalization domestic equity REITs that have competitive dividend yields and are publicly- traded in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (2.06)%. On a net asset value (“NAV”) basis, the Fund returned (2.23)%. During the same time period, the Index returned (1.74)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses incurred during the period as well as costs associated with portfolio rebalancing.

During this same time period, the Dow Jones U.S. Real Estate Index (the “Benchmark Index”) returned (11.31)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 83 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States REIT market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care REITs sub-industry and most underweight in the specialized REITs sub-industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the residential REITs and health care REITs sub-industries.

For the fiscal year ended August 31, 2022, the residential REITs sub-industry contributed most significantly to the Fund’s return, followed by the health care REITs sub-industry. The industrial REITs sub-industry detracted most significantly from the Fund’s return during the period, followed by the office REITs sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Bluerock Residential Growth REIT, Inc., a residential REITs company (no longer held at fiscal year-end), and Preferred Apartment Communities, Inc., a diversified REITs company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Industrial Logistics Properties Trust, an industrial REITs company (portfolio average weight of 3.25%) and Office Properties Income Trust, an office REITs company (portfolio average weight of 5.26%).

REIT Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Health Care REITs	26.47
Retail REITs	19.98
Diversified REITs	16.83
Office REITs	14.07
Specialized REITs	10.23
Industrial REITs	10.09
Residential REITs	2.32
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Global Net Lease, Inc.	6.45
Necessity Retail REIT, Inc. (The)	6.11
Omega Healthcare Investors, Inc.	6.06
Office Properties Income Trust	5.22
Sabra Health Care REIT, Inc.	4.57
CareTrust REIT, Inc.	4.31
LTC Properties, Inc.	4.26
National Health Investors, Inc.	4.21
Gladstone Commercial Corp.	4.03
Getty Realty Corp.	3.95
Total	49.17

*	Excluding money market fund holdings

8

Invesco KBW Premium Yield Equity REIT ETF (KBWY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
KBW Nasdaq Premium Yield Equity REIT Index	(1.74)%	(1.88)%	(5.53)%	(2.63)%	(12.49)%	4.92%	61.67%	5.70%	91.76%
Dow Jones U.S. Real Estate Index	(11.31)	3.50	10.87	6.35	36.02	7.75	110.86	8.79	169.10
Fund
NAV Return	(2.23)	(1.68)	(4.94)	(2.62)	(12.43)	4.73	58.68	5.47	86.85
Market Price Return	(2.06)	(1.66)	(4.88)	(2.61)	(12.41)	4.70	58.37	5.49	87.35

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

9

KBWP	Management’s Discussion of Fund Performance
Invesco KBW Property & Casualty Insurance ETF (KBWP)

As an index fund, the Invesco KBW Property & Casualty Insurance ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Property & Casualty Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (the “Index Provider”) compile, maintain and calculate the Index, which is a modified-market capitalization-weighted index designed to track the performance of companies primarily engaged in U.S. property and casualty insurance activities, as determined by the Index Provider. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (1.79)%. On a net asset value (“NAV”) basis, the Fund returned (1.98)%. During the same time period, the Index returned (1.67)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Property & Casualty Index (the “Benchmark Index”) returned 7.13%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 10 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States property and casualty insurance market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the multi-line insurance sub-industry and most underweight in the property & casualty insurance sub-industry during the fiscal year ended August 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation to the property & casualty insurance sub-industry.

For the fiscal year ended August 31, 2022, there were no sub-industries that contributed to the Fund’s return during the period. The reinsurance sub-industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Progressive Corp. (The), a property & casualty insurance company (portfolio average weight of 8.28%), and W.R. Berkley Corp., a property & casualty insurance company (portfolio average weight of 4.19%). Positions that detracted most significantly from the Fund’s return included Mercury General Corp., a property & casualty company (portfolio average weight of 2.69%) and Kemper Corp., a property & casualty insurance company (portfolio average weight of 3.38%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Property & Casualty Insurance	73.34
Multi-line Insurance	17.48
Reinsurance	8.98
Money Market Funds Plus Other Assets Less Liabilities	0.20

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Progressive Corp. (The)	9.11
Travelers Cos., Inc. (The)	8.00
Chubb Ltd.	7.93
American International Group, Inc.	7.82
Allstate Corp. (The)	7.81
Selective Insurance Group, Inc.	4.44
Arch Capital Group Ltd.	4.27
Everest Re Group Ltd.	4.22
W.R. Berkley Corp.	4.04
AXIS Capital Holdings Ltd.	4.02
Total	61.66

*	Excluding money market fund holdings

10

Invesco KBW Property & Casualty Insurance ETF (KBWP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
KBW Nasdaq Property & Casualty Index	(1.67)%	5.60%	17.76%	8.81%	52.56%	13.46%	253.64%	12.86%	313.91%
S&P 500® Property & Casualty Index	7.13	10.32	34.25	11.99	76.15	15.70	329.72	14.32	381.31
Fund
NAV Return	(1.98)	5.31	16.78	8.48	50.21	13.08	241.93	12.47	297.65
Market Price Return	(1.79)	5.33	16.85	8.53	50.54	13.08	241.79	12.49	298.28

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

11

KBWR	Management’s Discussion of Fund Performance
Invesco KBW Regional Banking ETF (KBWR)

As an index fund, the Invesco KBW Regional Banking ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Regional Banking Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (the “Index Provider”) compile, maintain and calculate the Index, which is a modified-market capitalization-weighted index comprised of companies primarily engaged in U.S. regional banking activities, as determined by the Index Provider. The Index is designed to track the performance of U.S. regional banking and thrift companies that are publicly-traded in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (0.49)%. On a net asset value (“NAV”) basis, the Fund returned (0.79)%. During the same time period, the Index returned (0.45)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Commercial Banks Index (the “Benchmark Index”) returned (15.64)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States commercial banking market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to and security selection in the regional banks sub-industry.

For the fiscal year ended August 31, 2022, the thrifts and mortgage finance sub-industry contributed most significantly to the Fund’s return. The regional banks sub-industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included CVB Financial Corp., a regional banks company (portfolio average weight of 1.92%), and Cullen/Frost Bankers, Inc., a regional banks company (portfolio average weight of 3.88%). Positions that detracted most significantly from the Fund’s return included PacWest Bancorp, a regional banks company (portfolio average weight of 1.87%) and Western Alliance Bancorporation, a regional banks company (portfolio average weight of 3.88%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Regional Banks	96.85
Thrifts & Mortgage Finance	2.98
Money Market Funds Plus Other Assets Less Liabilities	0.17

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
East West Bancorp, Inc.	3.97
Cullen/Frost Bankers, Inc.	3.96
Commerce Bancshares, Inc.	3.95
Webster Financial Corp.	3.88
Western Alliance Bancorporation	3.81
United Community Banks, Inc.	2.16
CVB Financial Corp.	2.14
First Interstate BancSystem, Inc., Class A	2.14
Old National Bancorp	2.12
Glacier Bancorp Inc.	2.12
Total	30.25

*	Excluding money market fund holdings

12

Invesco KBW Regional Banking ETF (KBWR) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
KBW Nasdaq Regional Banking Index	(0.45)%	10.22%	33.88%	5.90%	33.19%	10.39%	168.63%	11.88%	237.17%
S&P Composite 1500® Commercial Banks Index	(15.64)	5.80	18.42	5.35	29.79	10.34	167.59	12.58	260.85
Fund
NAV Return	(0.79)	9.90	32.72	5.56	31.07	10.01	159.64	11.50	225.17
Market Price Return	(0.49)	9.94	32.87	5.61	31.36	10.01	159.58	11.53	226.15

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

13

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 15, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

14

Invesco KBW Bank ETF (KBWB)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Asset Management & Custody Banks-11.50%
Bank of New York Mellon Corp. (The)(b)	1,861,557	$77,310,462
Northern Trust Corp.	708,981	67,417,004
State Street Corp.	1,196,957	81,812,011

		226,539,477

Consumer Finance-3.65%
Capital One Financial Corp.	678,610	71,810,510

Diversified Banks-39.58%
Bank of America Corp.	4,664,917	156,787,860
Citigroup, Inc.	3,249,112	158,589,157
JPMorgan Chase & Co.	1,312,373	149,256,181
U.S. Bancorp	3,269,930	149,141,507
Wells Fargo & Co.	3,791,464	165,724,892

		779,499,597

Regional Banks-44.43%
Citizens Financial Group, Inc.	1,685,668	61,830,302
Comerica, Inc.	444,892	35,724,828
Fifth Third Bancorp(b)	2,200,549	75,148,748
First Horizon Corp.	1,819,821	41,164,351
First Republic Bank(b)	559,676	84,975,607
Huntington Bancshares, Inc.(b)	4,896,531	65,613,515
KeyCorp	3,172,565	56,122,675
M&T Bank Corp.	482,124	87,640,501
PNC Financial Services Group, Inc. (The)	494,649	78,154,542
Regions Financial Corp.	3,179,469	68,899,093
Signature Bank(b)	214,102	37,330,825

	Shares	Value
Regional Banks-(continued)
SVB Financial Group(b)(c)	177,596	$72,196,326
Truist Financial Corp.	1,744,421	81,708,680
Zions Bancorporation N.A.	514,972	28,338,909

		874,848,902

Thrifts & Mortgage Finance-0.79%
New York Community Bancorp, Inc.(b)	1,589,013	15,556,437

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $2,537,213,701)		1,968,254,923

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.09%
Invesco Private Government Fund, 2.29%(d)(e)(f)	6,003,556	6,003,556
Invesco Private Prime Fund, 2.37%(d)(e)(f)	15,436,171	15,437,715

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $21,440,395)		21,441,271

TOTAL INVESTMENTS IN SECURITIES-101.04% (Cost $2,558,654,096)		1,989,696,194
OTHER ASSETS LESS LIABILITIES-(1.04)%		(20,495,165)

NET ASSETS-100.00%		$1,969,201,029

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$565,597	$97,146,285	$(97,711,882)	$-	$-	$-	$7,173

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	895,708	210,825,533	(205,717,685)	-	-	6,003,556	40,776	*

Invesco Private Prime Fund	2,089,985	487,485,111	(474,142,412)	876	4,155	15,437,715	117,052	*

Total	$3,551,290	$795,456,929	$(777,571,979)	$876	$4,155	$21,441,271	$165,001

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco KBW Bank ETF (KBWB)–(continued)

August 31, 2022

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco KBW High Dividend Yield Financial ETF (KBWD)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-78.36%
Asset Management & Custody Banks-16.41%
Artisan Partners Asset Management, Inc., Class A(b)	282,274	$9,529,570
BlackRock TCP Capital Corp.(b)	911,409	12,358,706
Carlyle Secured Lending, Inc., BDC(b)	870,816	12,531,043
MidCap Financial Investment Corp.(b)	1,104,742	14,549,452
Newtek Business Services Corp., BDC(b)	679,102	14,512,410
Patria Investments Ltd., Class A (Cayman Islands)	409,038	5,910,599

		69,391,780

Consumer Finance-2.22%
OneMain Holdings, Inc.(b)	268,150	9,366,480

Diversified Banks-1.86%
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	241,748	7,885,820

Investment Banking & Brokerage-5.44%
B. Riley Financial, Inc.	185,496	9,232,136
Lazard Ltd., Class A	207,143	7,529,648
Moelis & Co., Class A(b)	149,344	6,221,671

		22,983,455

Life & Health Insurance-2.54%
Prudential Financial, Inc.	58,249	5,577,342
Unum Group	136,319	5,159,674

		10,737,016

Mortgage REITs-38.66%
AGNC Investment Corp.	1,318,837	15,760,102
Annaly Capital Management, Inc.(b)	2,759,081	17,796,072
Apollo Commercial Real Estate Finance, Inc.(b)	1,183,456	13,787,262
ARMOUR Residential REIT, Inc.(b)	2,876,215	20,421,127
Broadmark Realty Capital, Inc.	2,107,045	13,590,440
Dynex Capital, Inc.(b)	804,331	12,475,174
Ellington Financial, Inc.	1,027,670	15,086,196
PennyMac Mortgage Investment Trust(b)	983,750	14,608,688
Ready Capital Corp.(b)	1,067,918	13,989,726
Rithm Capital Corp.(b)	1,072,822	10,116,711
Two Harbors Investment Corp.(b)	3,266,705	15,843,519

		163,475,017

Property & Casualty Insurance-2.82%
James River Group Holdings Ltd.	42,256	1,004,002
Mercury General Corp.(b)	145,467	4,640,397
Universal Insurance Holdings, Inc.(b)	526,840	6,290,470

		11,934,869

Investment Abbreviations:

BDC -Business Development Company

REIT -Real Estate Investment Trust

	Shares	Value
Regional Banks-3.64%
Heritage Commerce Corp.	541,454	$6,113,015
Northwest Bancshares, Inc.(b)	659,582	9,280,319

		15,393,334

Thrifts & Mortgage Finance-3.53%
New York Community Bancorp, Inc.(b)	935,251	9,156,107
Provident Financial Services, Inc.	248,812	5,779,903

		14,936,010

Trading Companies & Distributors-1.24%
Triton International Ltd. (Bermuda)	87,762	5,229,738

Total Common Stocks & Other Equity Interests (Cost $345,873,810)		331,333,519

Closed-End Funds-21.52%
Bain Capital Specialty Finance, Inc., BDC(b)	872,816	12,856,580
FS KKR Capital Corp., BDC(b)	797,147	17,202,432
Goldman Sachs BDC, Inc., BDC(b)	753,485	12,824,315
New Mountain Finance Corp., BDC(b)	983,255	12,910,138
Oaktree Specialty Lending Corp., BDC	1,877,190	12,990,155
Owl Rock Capital Corp., BDC(b)	923,816	12,138,942
WhiteHorse Finance, Inc., BDC(b)	687,453	10,071,186

		90,993,748

Total Closed-End Funds (Cost $89,510,789)		90,993,748

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.88% (Cost $435,384,599)		422,327,267

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-22.51%
Invesco Private Government Fund, 2.29%(c)(d)(e)	26,654,039	26,654,039
Invesco Private Prime Fund, 2.37%(c)(d)(e)	68,541,052	68,547,907

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $95,199,575)		95,201,946

TOTAL INVESTMENTS IN SECURITIES-122.39% (Cost $530,584,174)		517,529,213
OTHER ASSETS LESS LIABILITIES-(22.39)%		(94,677,360)

NET ASSETS-100.00%		$422,851,853

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco KBW High Dividend Yield Financial ETF (KBWD)–(continued)

August 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$52,479	$27,767,838	$(27,820,317)	$-	$-	$-	$2,321
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	28,288,827	215,370,091	(217,004,879)	-	-	26,654,039	123,739	*
Invesco Private Prime Fund	66,007,263	469,666,906	(467,101,935)	2,370	(26,697)	68,547,907	361,309	*

Total	$94,348,569	$712,804,835	$(711,927,131)	$2,370	$(26,697)	$95,201,946	$487,369

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco KBW Premium Yield Equity REIT ETF (KBWY)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Diversified REITs-16.83%
Armada Hoffler Properties, Inc.	644,884	$8,467,327
Gladstone Commercial Corp.(b)	610,036	11,633,386
Global Net Lease, Inc.(b)	1,351,780	18,614,011
STORE Capital Corp.	364,347	9,830,082

		48,544,806

Health Care REITs-26.47%
CareTrust REIT, Inc.(b)	576,912	12,426,684
LTC Properties, Inc.(b)	273,574	12,280,737
Medical Properties Trust, Inc.(b)	605,137	8,841,052
National Health Investors, Inc.(b)	185,312	12,139,789
Omega Healthcare Investors, Inc.(b)	534,925	17,470,651
Sabra Health Care REIT, Inc.(b)	881,603	13,197,597

		76,356,510

Industrial REITs-10.09%
Industrial Logistics Properties Trust	1,002,739	7,510,515
LXP Industrial Trust(b)	646,858	6,507,391
Plymouth Industrial REIT, Inc.(b)	384,191	7,787,552
STAG Industrial, Inc.	237,089	7,302,341

		29,107,799

Office REITs-14.07%
Brandywine Realty Trust	1,100,880	8,840,066
Easterly Government Properties, Inc.(b)	495,392	8,892,287
Office Properties Income Trust(b)	857,018	15,057,806
SL Green Realty Corp.	176,049	7,776,084

		40,566,243

Residential REITs-2.32%
UMH Properties, Inc.	371,592	6,703,520

Retail REITs-19.98%
Getty Realty Corp.	378,309	11,379,535

Investment Abbreviations:

REIT -Real Estate Investment Trust

	Shares	Value
Retail REITs-(continued)
National Retail Properties, Inc.	194,552	$8,735,385
Necessity Retail REIT, Inc. (The)	2,361,249	17,614,917
Spirit Realty Capital, Inc.	260,636	10,646,980
Urstadt Biddle Properties, Inc., Class A	552,330	9,234,958

		57,611,775

Specialized REITs-10.23%
EPR Properties	226,341	9,843,570
Four Corners Property Trust, Inc.(b)	315,107	8,473,227
Gaming and Leisure Properties, Inc.	231,659	11,182,180

		29,498,977

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $313,363,098)		288,389,630

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-14.05%
Invesco Private Government Fund, 2.29%(c)(d)(e)	11,365,194	11,365,194
Invesco Private Prime Fund, 2.37%(c)(d)(e)	29,168,029	29,170,947

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $40,535,246)		40,536,141

TOTAL INVESTMENTS IN SECURITIES-114.04% (Cost $353,898,344)		328,925,771
OTHER ASSETS LESS LIABILITIES-(14.04)%		(40,506,111)

NET ASSETS-100.00%		$288,419,660

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ -	$ 18,415,210	$ (18,415,210)	$ -	$ -	$ -	$2,313

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco KBW Premium Yield Equity REIT ETF (KBWY)–(continued)

August 31, 2022

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$15,588,616	$150,631,447	$(154,854,869)	$-	$-	$11,365,194	$51,727	*
Invesco Private Prime Fund	36,373,437	267,954,458	(275,146,838)	894	(11,004)	29,170,947	149,578	*
Investments in Other Affiliates:
Bluerock Residential Growth REIT, Inc.	16,111,243	5,355,180	(33,039,800)	(2,472,442)	14,045,819	-	662,081

Total	$68,073,296	$442,356,295	$(481,456,717)	$(2,471,548)	$14,034,815	$40,536,141	$865,699

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco KBW Property & Casualty Insurance ETF (KBWP)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.80%
Multi-line Insurance-17.48%
American International Group, Inc.	312,203	$16,156,505
Assurant, Inc.	51,847	8,217,231
Hartford Financial Services Group, Inc. (The)	126,352	8,125,697
Horace Mann Educators Corp.	101,489	3,630,262

		36,129,695

Property & Casualty Insurance-73.34%
Allstate Corp. (The)	134,000	16,147,000
American Financial Group, Inc.	64,823	8,276,601
Arch Capital Group Ltd.(b)	193,041	8,825,834
AXIS Capital Holdings Ltd.	156,386	8,311,916
Chubb Ltd.	86,701	16,390,824
Cincinnati Financial Corp.	71,614	6,943,693
Hanover Insurance Group, Inc. (The)	62,447	8,080,017
James River Group Holdings Ltd.	91,750	2,179,980
Kemper Corp.	156,284	7,189,064
Mercury General Corp.	135,585	4,325,161
ProAssurance Corp.	132,345	2,830,860
Progressive Corp. (The)	153,438	18,819,171
RLI Corp.	75,625	8,300,600
Selective Insurance Group, Inc.	115,541	9,176,266
Travelers Cos., Inc. (The)	102,336	16,541,591

	Shares	Value
Property & Casualty Insurance-(continued)
Universal Insurance Holdings, Inc.	75,820	$905,291
W.R. Berkley Corp.	128,796	8,345,981

		151,589,850

Reinsurance-8.98%
Everest Re Group Ltd.	32,419	8,722,332
RenaissanceRe Holdings Ltd. (Bermuda)	59,674	8,071,505
SiriusPoint Ltd. (Bermuda)(b)	397,217	1,775,560

		18,569,397

Total Common Stocks & Other Equity Interests (Cost $214,739,556)		206,288,942

Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(c)(d) (Cost $158,610)	158,610	158,610

TOTAL INVESTMENTS IN SECURITIES-99.88% (Cost $214,898,166)		206,447,552
OTHER ASSETS LESS LIABILITIES-0.12%		241,009

NET ASSETS-100.00%		$206,688,561

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$17,923	$3,158,151	$(3,017,464)	$-	$-	$158,610	$572
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	12,250	13,178,859	(13,191,109)	-	-	-	6,246
Invesco Private Prime Fund	31,217	36,140,797	(36,172,935)	-	921	-	18,902

Total	$61,390	$52,477,807	$(52,381,508)	$-	$921	$158,610	$25,720

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco KBW Regional Banking ETF (KBWR)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.83%
Regional Banks-96.85%
Ameris Bancorp(b)	31,918	$1,489,932
Associated Banc-Corp.	68,982	1,382,399
Atlantic Union Bankshares Corp.(b)	34,477	1,118,779
Bank of Hawaii Corp.	18,522	1,445,086
Bank OZK(b)	36,718	1,488,181
BankUnited, Inc.	36,544	1,353,955
Brookline Bancorp, Inc.	35,642	444,456
Cadence Bank(b)	56,977	1,451,774
Cathay General Bancorp	34,557	1,449,321
Columbia Banking System, Inc.(b)	36,160	1,082,992
Commerce Bancshares, Inc.	43,213	2,971,758
Community Bank System, Inc.	23,069	1,508,251
Cullen/Frost Bankers, Inc.	22,943	2,981,672
CVB Financial Corp.	61,442	1,612,238
East West Bancorp, Inc.	41,410	2,988,560
Eastern Bankshares, Inc.	78,223	1,517,526
F.N.B. Corp.	125,324	1,493,862
First Bancorp	90,819	1,298,712
First Commonwealth Financial Corp.(b)	43,367	584,587
First Financial Bancorp	43,406	936,702
First Financial Bankshares, Inc.(b)	36,926	1,569,724
First Hawaiian, Inc.	58,866	1,513,445
First Interstate BancSystem, Inc., Class A	40,002	1,610,481
Fulton Financial Corp.	73,915	1,199,640
Glacier Bancorp, Inc.(b)	31,455	1,594,139
Hancock Whitney Corp.	30,550	1,473,427
Home BancShares, Inc.(b)	67,404	1,586,016
Hope Bancorp, Inc.(b)	55,367	801,161
Independent Bank Corp.(b)	18,278	1,429,888
Old National Bancorp	95,765	1,598,318
Pacific Premier Bancorp, Inc.	43,648	1,429,909
PacWest Bancorp	48,222	1,269,685
Pinnacle Financial Partners, Inc.(b)	18,699	1,509,196
Popular, Inc.	18,637	1,439,149
Prosperity Bancshares, Inc.(b)	21,006	1,488,905
Simmons First National Corp., Class A(b)	59,234	1,397,330
South State Corp.	18,846	1,470,742
Synovus Financial Corp.(b)	35,709	1,434,073
Texas Capital Bancshares, Inc.(b)(c)	23,312	1,376,107
Trustmark Corp.	28,258	891,257
UMB Financial Corp.	16,490	1,475,360

	Shares	Value
Regional Banks-(continued)
United Bankshares, Inc.	40,547	$1,504,294
United Community Banks, Inc.(b)	48,446	1,624,394
Valley National Bancorp(b)	119,782	1,391,867
Washington Federal, Inc.	30,028	961,196
Webster Financial Corp.	62,043	2,919,123
Western Alliance Bancorporation	37,426	2,871,323
Wintrust Financial Corp.	17,422	1,469,372

		72,900,264

Thrifts & Mortgage Finance-2.98%
Provident Financial Services, Inc.	34,675	805,500
WSFS Financial Corp.	29,735	1,437,688

		2,243,188

Total Common Stocks & Other Equity Interests (Cost $81,586,763)		75,143,452

Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $15,014)	15,014	15,014

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.85% (Cost $81,601,777)		75,158,466

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-15.99%
Invesco Private Government Fund, 2.29%(d)(e)(f)	3,369,206	3,369,206
Invesco Private Prime Fund, 2.37%(d)(e)(f)	8,662,807	8,663,673

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $12,032,516)		12,032,879

TOTAL INVESTMENTS IN SECURITIES-115.84% (Cost $93,634,293)		87,191,345
OTHER ASSETS LESS LIABILITIES-(15.84)%		(11,923,322)

NET ASSETS-100.00%		$75,268,023

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco KBW Regional Banking ETF (KBWR)–(continued)

August 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$57,308	$2,326,123	$(2,368,417)	$-	$-	$15,014	$256
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	793,247	33,056,117	(30,480,158)	-	-	3,369,206	15,427	*
Invesco Private Prime Fund	1,850,911	72,095,373	(65,282,135)	363	(839)	8,663,673	43,213	*

Total	$2,701,466	$107,477,613	$(98,130,710)	$363	$(839)	$12,047,893	$58,896

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Statements of Assets and Liabilities

August 31, 2022

	Invesco KBW Bank ETF (KBWB)	Invesco KBW High Dividend Yield Financial ETF (KBWD)	Invesco KBW Premium Yield Equity REIT ETF (KBWY)	Invesco KBW Property & Casualty Insurance ETF (KBWP)	Invesco KBW Regional Banking ETF (KBWR)
Assets:
Unaffiliated investments in securities, at value(a)	$1,968,254,923	$422,327,267	$288,389,630	$206,288,942	$75,143,452
Affiliated investments in securities, at value	21,441,271	95,201,946	40,536,141	158,610	12,047,893
Receivable for:
Dividends	3,123,026	635,393	219,251	302,978	131,812
Securities lending	3,501	22,221	2,000	157	684
Fund shares sold	4,898,507	-	1,112,073	-	-

Total assets	1,997,721,228	518,186,827	330,259,095	206,750,687	87,323,841

Liabilities:
Due to custodian	1,587,391	4,934	102,957	-	-
Payable for:
Investments purchased	4,896,692	-	1,111,716	-	-
Collateral upon return of securities loaned	21,440,395	95,199,575	40,535,246	-	12,032,516
Accrued unitary management fees	595,721	130,465	89,516	62,126	23,302

Total liabilities	28,520,199	95,334,974	41,839,435	62,126	12,055,818

Net Assets	$1,969,201,029	$422,851,853	$288,419,660	$206,688,561	$75,268,023

Net assets consist of:
Shares of beneficial interest	$2,569,201,021	$605,420,169	$473,519,324	$223,618,474	$92,165,481
Distributable earnings (loss)	(599,999,992)	(182,568,316)	(185,099,664)	(16,929,913)	(16,897,458)

Net Assets	$1,969,201,029	$422,851,853	$288,419,660	$206,688,561	$75,268,023

Shares outstanding (unlimited amount authorized, $0.01 par value)	36,180,000	24,590,000	13,070,000	2,700,000	1,300,000
Net asset value	$54.43	$17.20	$22.07	$76.55	$57.90

Market price	$54.52	$17.21	$22.09	$76.65	$57.95

Unaffiliated investments in securities, at cost	$2,537,213,701	$435,384,599	$313,363,098	$214,739,556	$81,586,763

Affiliated investments in securities, at cost	$21,440,395	$95,199,575	$40,535,246	$158,610	$12,047,530

(a) Includes securities on loan with an aggregate value of:	$20,633,499	$92,141,097	$39,316,214	$-	$11,637,225

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Statements of Operations

For the year ended August 31, 2022

	Invesco KBW Bank ETF (KBWB)	Invesco KBW High Dividend Yield Financial ETF (KBWD)	Invesco KBW Premium Yield Equity REIT ETF (KBWY)	Invesco KBW Property & Casualty Insurance ETF (KBWP)	Invesco KBW Regional Banking ETF (KBWR)
Investment income:
Unaffiliated dividend income	$71,528,306	$31,742,522	$10,224,813	$2,814,499	$2,076,899
Affiliated dividend income	7,173	2,321	664,394	572	256
Securities lending income, net	30,807	242,505	32,902	2,487	7,124
Foreign withholding tax	-	-	-	-	(8,393)

Total investment income	71,566,286	31,987,348	10,922,109	2,817,558	2,075,886

Expenses:
Unitary management fees	9,466,663	1,624,018	1,109,836	400,894	276,748
Tax expenses	-	-	-	2,501	-

Total expenses	9,466,663	1,624,018	1,109,836	403,395	276,748

Less: Waivers	(621)	(164)	(182)	(37)	(21)

Net expenses	9,466,042	1,623,854	1,109,654	403,358	276,727

Net investment income	62,100,244	30,363,494	9,812,455	2,414,200	1,799,159

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(83,973,167)	(6,628,956)	10,168,801	(391,048)	(2,197,168)
Affiliated investment securities	4,155	(26,697)	14,034,815	921	(839)
In-kind redemptions	148,033,582	20,740,520	39,945,519	2,904,409	1,588,462

Net realized gain (loss)	64,064,570	14,084,867	64,149,135	2,514,282	(609,545)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(616,756,839)	(92,545,612)	(76,987,352)	(16,681,345)	(4,112,526)
Affiliated investment securities	876	2,370	(2,471,548)	-	363

Change in net unrealized appreciation (depreciation)	(616,755,963)	(92,543,242)	(79,458,900)	(16,681,345)	(4,112,163)

Net realized and unrealized gain (loss)	(552,691,393)	(78,458,375)	(15,309,765)	(14,167,063)	(4,721,708)

Net increase (decrease) in net assets resulting from operations	$(490,591,149)	$(48,094,881)	$(5,497,310)	$(11,752,863)	$(2,922,549)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Statements of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	Invesco KBW Bank ETF (KBWB)		Invesco KBW High Dividend Yield Financial ETF (KBWD)
	2022	2021	2022	2021
Operations:
Net investment income	$62,100,244	$41,908,427	$30,363,494	$22,881,881
Net realized gain (loss)	64,064,570	516,670,012	14,084,867	(6,083,384)
Change in net unrealized appreciation (depreciation)	(616,755,963)	209,700,645	(92,543,242)	134,861,819

Net increase (decrease) in net assets resulting from operations	(490,591,149)	768,279,084	(48,094,881)	151,660,316

Distributions to Shareholders from:
Distributable earnings	(65,164,401)	(34,452,457)	(39,784,352)	(26,982,397)

Shareholder Transactions:
Proceeds from shares sold	4,094,517,993	5,456,085,474	160,076,565	148,601,484
Value of shares repurchased	(4,547,864,150)	(3,975,572,555)	(114,842,574)	(37,417,928)

Net increase (decrease) in net assets resulting from share transactions	(453,346,157)	1,480,512,919	45,233,991	111,183,556

Net increase (decrease) in net assets	(1,009,101,707)	2,214,339,546	(42,645,242)	235,861,475

Net assets:
Beginning of period	2,978,302,736	763,963,190	465,497,095	229,635,620

End of period	$1,969,201,029	$2,978,302,736	$422,851,853	$465,497,095

Changes in Shares Outstanding:
Shares sold	61,560,000	95,760,000	7,970,000	7,810,000
Shares repurchased	(70,360,000)	(70,080,000)	(5,890,000)	(2,000,000)
Shares outstanding, beginning of period	44,980,000	19,300,000	22,510,000	16,700,000

Shares outstanding, end of period	36,180,000	44,980,000	24,590,000	22,510,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco KBW Premium Yield Equity REIT ETF (KBWY)		Invesco KBW Property & Casualty Insurance ETF (KBWP)		Invesco KBW Regional Banking ETF (KBWR)
2022	2021	2022	2021	2022	2021

$9,812,455	$8,434,153	$2,414,200	$5,002,625	$1,799,159	$1,447,442
64,149,135	(22,521,430)	2,514,282	48,555,711	(609,545)	3,960,063
(79,458,900)	91,166,639	(16,681,345)	10,602,124	(4,112,163)	15,509,812

(5,497,310)	77,079,362	(11,752,863)	64,160,460	(2,922,549)	20,917,317

(17,784,899)	(17,377,292)	(2,788,226)	(4,271,635)	(1,800,845)	(1,334,791)

116,944,071	171,624,563	151,564,768	95,105,554	24,061,190	55,708,173
(155,305,074)	(54,289,034)	(18,928,465)	(249,505,040)	(17,597,678)	(30,087,549)

(38,361,003)	117,335,529	132,636,303	(154,399,486)	6,463,512	25,620,624

(61,643,212)	177,037,599	118,095,214	(94,510,661)	1,740,118	45,203,150

350,062,872	173,025,273	88,593,347	183,104,008	73,527,905	28,324,755

$288,419,660	$350,062,872	$206,688,561	$88,593,347	$75,268,023	$73,527,905

4,910,000	7,900,000	1,840,000	1,380,000	370,000	940,000
(6,480,000)	(2,510,000)	(240,000)	(3,330,000)	(300,000)	(510,000)
14,640,000	9,250,000	1,100,000	3,050,000	1,230,000	800,000

13,070,000	14,640,000	2,700,000	1,100,000	1,300,000	1,230,000

27

Financial Highlights

Invesco KBW Bank ETF (KBWB)

	Years Ended August 31,				Ten Months Ended August 31, 2018		Year Ended October 31, 2017
	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$66.21	$39.58	$48.15	$57.01	$52.36		$38.40

Net investment income(a)	1.49	1.31	1.40	1.27	0.83		0.77
Net realized and unrealized gain (loss) on investments	(11.66)	26.56	(8.45)	(8.86)	4.51		13.92

Total from investment operations	(10.17)	27.87	(7.05)	(7.59)	5.34		14.69

Distributions to shareholders from:
Net investment income	(1.61)	(1.24)	(1.52)	(1.27)	(0.69)		(0.73)

Net asset value at end of period	$54.43	$66.21	$39.58	$48.15	$57.01		$52.36

Market price at end of period(b)	$54.52	$66.11	$39.68	$48.22	$57.01		$52.39

Net Asset Value Total Return(c)	(15.59)%	71.42%	(14.81)%	(13.30)%	10.24%		38.42%
Market Price Total Return(c)	(15.33)%	70.75%	(14.72)%	(13.18)%	10.18%		38.36%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,969,201	$2,978,303	$763,963	$563,393	$1,023,260		$932,052
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35	%(d)	0.35%
Net investment income	2.30%	2.25%	3.07%	2.51%	1.78	%(d)	1.60%
Portfolio turnover rate(e)	23%	22%	18%	13%	7%		9%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Financial Highlights–(continued)

Invesco KBW High Dividend Yield Financial ETF (KBWD)

	Years Ended August 31,				Ten Months Ended August 31, 2018		Year Ended October 31, 2017
	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$20.68	$13.75	$19.81	$23.68	$23.43		$21.49

Net investment income(a)	1.25	1.19	1.39	1.59	1.23		1.84
Net realized and unrealized gain (loss) on investments	(3.08)	7.14	(5.66)	(3.67)	0.69		2.16

Total from investment operations	(1.83)	8.33	(4.27)	(2.08)	1.92		4.00

Distributions to shareholders from:
Net investment income	(1.65)	(1.40)	(1.79)	(1.79)	(1.67)		(1.88)
Return of capital	-	-	-	-	-		(0.18)

Total distributions	(1.65)	(1.40)	(1.79)	(1.79)	(1.67)		(2.06)

Net asset value at end of period	$17.20	$20.68	$13.75	$19.81	$23.68		$23.43

Market price at end of period(b)	$17.21	$20.69	$13.77	$19.80	$23.69		$23.46

Net Asset Value Total Return(c)	(9.15)%	62.77%	(22.34)%	(9.06)%	8.57%		18.95%
Market Price Total Return(c)	(9.15)%	62.61%	(22.18)%	(9.15)%	8.47%		18.99%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$422,852	$465,497	$229,636	$270,390	$344,556		$319,788
Ratio to average net assets of:
Expenses(d)	0.35%	0.35%	0.35%	0.35%	0.35	%(e)	0.35%
Net investment income	6.54%	6.55%	8.08%	7.32%	6.36	%(e)	7.77%
Portfolio turnover rate(f)	76%	59%	77%	54%	46%		52%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Financial Highlights–(continued)

Invesco KBW Premium Yield Equity REIT ETF (KBWY)

	Years Ended August 31,				Ten Months Ended August 31,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$23.91	$18.71	$29.25	$35.80	$36.64		$33.95

Net investment income(a)	0.74	0.69	1.36	1.21	1.45		1.49
Net realized and unrealized gain (loss) on investments	(1.23)	5.94	(9.62)	(5.86)	(0.18)		3.78

Total from investment operations	(0.49)	6.63	(8.26)	(4.65)	1.27		5.27

Distributions to shareholders from:
Net investment income	(1.35)	(1.43)	(2.28)	(1.90)	(2.11)		(2.58)

Net asset value at end of period	$22.07	$23.91	$18.71	$29.25	$35.80		$36.64

Market price at end of period(b)	$22.09	$23.89	$18.74	$29.26	$35.80		$36.67

Net Asset Value Total Return(c)	(2.23)%	36.86%	(28.96)%	(12.94)%	4.05%		15.71%
Market Price Total Return(c)	(2.06)%	36.52%	(28.87)%	(12.91)%	3.95%		15.79%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$288,420	$350,063	$173,025	$317,390	$442,126		$381,021
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35	%(d)	0.35%
Net investment income	3.09%	3.16%	5.45%	3.94%	5.16	%(d)	4.04%
Portfolio turnover rate(e)	77%	72%	100%	69%	53%		61%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco KBW Property & Casualty Insurance ETF (KBWP)

	Years Ended August 31,						Ten Months Ended August 31,		Year Ended October 31,
	2022	2021		2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$80.54	$60.03		$70.73	$63.85		$59.67		$50.41

Net investment income(a)	1.68	1.94	(b)	1.28	1.35		1.22		1.12
Net realized and unrealized gain (loss) on investments	(3.26)	20.09		(10.63)	7.06		4.06		9.23

Total from investment operations	(1.58)	22.03		(9.35)	8.41		5.28		10.35

Distributions to shareholders from:
Net investment income	(2.41)	(1.52)		(1.35)	(1.53)		(1.10)		(1.09)

Net asset value at end of period	$76.55	$80.54		$60.03	$70.73		$63.85		$59.67

Market price at end of period(c)	$76.65	$80.48		$60.13	$70.78		$63.92		$59.68

Net Asset Value Total Return(d)	(1.98)%	37.10%		(13.11)%	13.54%		8.99%		20.68%
Market Price Total Return(d)	(1.79)%	36.78%		(13.03)%	13.50%		9.09%		20.63%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$206,689	$88,593		$183,104	$109,630		$67,040		$98,462
Ratio to average net assets of:
Expenses	0.35%	0.35%		0.35%	0.36	%(e)	0.35	%(f)	0.35%
Net investment income	2.11%	2.82	%(b)	2.04%	2.09	%(e)	2.41	%(f)	1.97%
Portfolio turnover rate(g)	8%	16%		16%	14%		22%		16%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.54 and 2.23%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Financial Highlights–(continued)

Invesco KBW Regional Banking ETF (KBWR)

	Years Ended August 31,					Ten Months Ended August 31,		Year Ended October 31,
	2022	2021	2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$59.78	$35.41	$47.62	$59.19		$55.13		$44.09

Net investment income(a)	1.38	1.32	1.32	1.20		0.89		0.94
Net realized and unrealized gain (loss) on investments	(1.87)	24.29	(12.07)	(11.52)		3.94		10.96

Total from investment operations	(0.49)	25.61	(10.75)	(10.32)		4.83		11.90

Distributions to shareholders from:
Net investment income	(1.39)	(1.24)	(1.46)	(1.25)		(0.77)		(0.86)

Net asset value at end of period	$57.90	$59.78	$35.41	$47.62		$59.19		$55.13

Market price at end of period(b)	$57.95	$59.66	$35.44	$47.61		$59.19		$55.20

Net Asset Value Total Return(c)	(0.79)%	73.45%	(22.87)%	(17.48)%		8.79%		27.06%
Market Price Total Return(c)	(0.49)%	72.96%	(22.80)%	(17.50)%		8.65%		27.05%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$75,268	$73,528	$28,325	$69,047		$195,338		$148,854
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.36	%(d)	0.35	%(e)	0.35%
Net investment income	2.28%	2.41%	2.96%	2.33	%(d)	1.85	%(e)	1.75%
Portfolio turnover rate(f)	27%	20%	21%	15%		14%		21%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2022

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco KBW Bank ETF (KBWB)	“KBW Bank ETF”

Invesco KBW High Dividend Yield Financial ETF (KBWD)	“KBW High Dividend Yield Financial ETF”

Invesco KBW Premium Yield Equity REIT ETF (KBWY)	“KBW Premium Yield Equity REIT ETF”

Invesco KBW Property & Casualty Insurance ETF (KBWP)	“KBW Property & Casualty Insurance ETF”

Invesco KBW Regional Banking ETF (KBWR)	“KBW Regional Banking ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

KBW Bank ETF	KBW Nasdaq Bank Index

KBW High Dividend Yield Financial ETF	KBW Nasdaq Financial Sector Dividend Yield Index

KBW Premium Yield Equity REIT ETF	KBW Nasdaq Premium Yield Equity REIT Index

KBW Property & Casualty Insurance ETF	KBW Nasdaq Property & Casualty Index

KBW Regional Banking ETF	KBW Nasdaq Regional Banking Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for

32

debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income

33

included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund (except for KBW High Dividend Yield Financial ETF and KBW Premium Yield Equity REIT ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. KBW High Dividend Yield Financial ETF and KBW Premium Yield Equity REIT ETF each declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

34

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the period September 14, 2021 through August 31, 2022, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

KBW Bank ETF	$1,007

KBW High Dividend Yield Financial ETF	7,115

KBW Premium Yield Equity REIT ETF	1,045

KBW Property & Casualty Insurance ETF	79

KBW Regional Banking ETF	510

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J.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase this risk.

Business Development Company (“BDC”) Risk. Certain Funds invest in BDCs. There are certain risks inherent in investing in BDCs, whose principal business is to invest in, and lend capital or provide services to, privately held companies. BDCs generally invest in less mature private companies, which involve greater risk than well-established publicly traded companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. In addition, investments made by BDCs generally are subject to legal and other restrictions on resale and otherwise are less liquid than publicly traded securities. With respect to a BDC’s investment in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Investment advisers to BDCs may be entitled to compensation based on the BDC’s performance, which may result in riskier or more speculative investments in an effort to maximize incentive compensation and higher fees. In addition, to the extent that a Fund invests a portion of its assets in BDCs, a shareholder in the Fund not only will bear his or her proportionate share of the expenses of the Fund, but also will bear indirectly the expenses of the BDCs.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

High Dividend Paying Securities Risk. Certain Funds invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in which a Fund invests and the capital resources available for such companies’ dividend payments may adversely affect a Fund. In addition, the value of dividend-paying stocks can decline when interest rates rise, as fixed-income investments become more attractive to investors.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

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Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because KBW Bank ETF and KBW Property & Casualty Insurance ETF are non-diversified and can invest a greater portion of their respective assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

KBW Bank ETF	0.35%

KBW High Dividend Yield Financial ETF	0.35%

KBW Premium Yield Equity REIT ETF	0.35%

KBW Property & Casualty Insurance ETF	0.35%

KBW Regional Banking ETF	0.35%

Through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These

37

waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2022, the Adviser waived fees for each Fund in the following amounts:

KBW Bank ETF	$621

KBW High Dividend Yield Financial ETF	164

KBW Premium Yield Equity REIT ETF	182

KBW Property & Casualty Insurance ETF	37

KBW Regional Banking ETF	21

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with Keefe, Bruyette & Woods, Inc. (the “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2022, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

KBW Bank ETF	$60,341

KBW High Dividend Yield Financial ETF	34,595

KBW Premium Yield Equity REIT ETF	15,760

KBW Property & Casualty Insurance ETF	923

KBW Regional Banking ETF	4,732

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022, for each Fund (except for KBW Property & Casualty Insurance ETF). As of August 31, 2022, all of the securities in KBW Property & Casualty Insurance ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties

38

of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

KBW Bank ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,968,254,923	$-	$-	$1,968,254,923
Money Market Funds	-	21,441,271	-	21,441,271

Total Investments	$1,968,254,923	$21,441,271	$-	$1,989,696,194

KBW High Dividend Yield Financial ETF
Investments in Securities
Common Stocks & Other Equity Interests	$331,333,519	$-	$-	$331,333,519
Closed-End Funds	90,993,748	-	-	90,993,748
Money Market Funds	-	95,201,946	-	95,201,946

Total Investments	$422,327,267	$95,201,946	$-	$517,529,213

KBW Premium Yield Equity REIT ETF
Investments in Securities
Common Stocks & Other Equity Interests	$288,389,630	$-	$-	$288,389,630
Money Market Funds	-	40,536,141	-	40,536,141

Total Investments	$288,389,630	$40,536,141	$-	$328,925,771

KBW Regional Banking ETF
Investments in Securities
Common Stocks & Other Equity Interests	$75,143,452	$-	$-	$75,143,452
Money Market Funds	15,014	12,032,879	-	12,047,893

Total Investments	$75,158,466	$12,032,879	$-	$87,191,345

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022	2021
	Ordinary Income*	Ordinary Income*

KBW Bank ETF	$65,164,401	$34,452,457

KBW High Dividend Yield Financial ETF	39,784,352	26,982,397

KBW Premium Yield Equity REIT ETF	17,784,899	17,377,292

KBW Property & Casualty Insurance ETF	2,788,226	4,271,635

KBW Regional Banking ETF	1,800,845	1,334,791

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

KBW Bank ETF	$7,744,550	$(589,476,875)	$(18,267,667)	$2,569,201,021	$1,969,201,029

KBW High Dividend Yield Financial ETF	-	(24,595,780)	(157,972,536)	605,420,169	422,851,853

KBW Premium Yield Equity REIT ETF	-	(32,960,770)	(152,138,894)	473,519,324	288,419,660

KBW Property & Casualty Insurance ETF	359,465	(9,456,468)	(7,832,910)	223,618,474	206,688,561

KBW Regional Banking ETF	309,885	(7,537,016)	(9,670,327)	92,165,481	75,268,023

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

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The Funds have capital loss carryforwards as of August 31, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total*

KBW Bank ETF	$16,742,453	$1,525,214	$18,267,667

KBW High Dividend Yield Financial ETF	32,212,693	125,759,843	157,972,536

KBW Premium Yield Equity REIT ETF	47,628,538	104,510,356	152,138,894

KBW Property & Casualty Insurance ETF	1,684,049	6,148,861	7,832,910

KBW Regional Banking ETF	2,311,163	7,359,164	9,670,327

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended August 31, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

KBW Bank ETF	$618,966,181	$622,156,665

KBW High Dividend Yield Financial ETF	356,406,462	346,897,754

KBW Premium Yield Equity REIT ETF	252,515,066	241,255,982

KBW Property & Casualty Insurance ETF	8,831,152	9,545,729

KBW Regional Banking ETF	21,470,950	21,448,838

For the fiscal year ended August 31, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales

KBW Bank ETF	$4,068,559,149	$4,519,600,923

KBW High Dividend Yield Financial ETF	152,066,968	114,762,100

KBW Premium Yield Equity REIT ETF	91,066,202	138,576,864

KBW Property & Casualty Insurance ETF	151,473,653	18,789,549

KBW Regional Banking ETF	24,036,179	17,578,541

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of August 31, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost

KBW Bank ETF	$7,518,959	$(596,995,834)	$(589,476,875)	$2,579,173,069

KBW High Dividend Yield Financial ETF	27,055,219	(51,650,999)	(24,595,780)	542,124,993

KBW Premium Yield Equity REIT ETF	12,446,339	(45,407,109)	(32,960,770)	361,886,540

KBW Property & Casualty Insurance ETF	4,241,075	(13,697,543)	(9,456,468)	215,904,020

KBW Regional Banking ETF	1,173,764	(8,710,780)	(7,537,016)	94,728,361

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, taxable overdistributions and real estate investment trust distributions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2022, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

KBW Bank ETF	$-	$(85,577,749)	$85,577,749

KBW High Dividend Yield Financial ETF	9,435,197	(18,902,452)	9,467,255

KBW Premium Yield Equity REIT ETF	7,972,444	(38,518,517)	30,546,073

40

	Undistributed Net	Undistributed Net	Shares of
	Investment Income	Realized Gain (Loss)	Beneficial Interest

KBW Property & Casualty Insurance ETF	$2,501	$(2,852,121)	$2,849,620

KBW Regional Banking ETF	-	(1,153,375)	1,153,375

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF and Invesco KBW Regional Banking ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF and Invesco KBW Regional Banking ETF (five of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended August 31, 2022, for the ten months in the period ended August 31, 2018 and for the year ended October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the four years in the period ended August 31, 2022, for the ten months in the period ended August 31, 2018 and for the year ended October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 27, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

42

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

In addition to the fees and expenses which the Invesco KBW High Dividend Yield Financial ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly are included in the Portfolio’s total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco KBW Bank ETF (KBWB)

Actual	$1,000.00	$799.20	0.35%	$1.59

Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

Invesco KBW High Dividend Yield Financial ETF (KBWD)

Actual	1,000.00	946.40	0.35	1.72

Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

43

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco KBW Premium Yield Equity REIT ETF (KBWY)

Actual	$1,000.00	$944.40	0.35%	$1.72

Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

Invesco KBW Property & Casualty Insurance ETF (KBWP)

Actual	1,000.00	945.60	0.35	1.72

Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
Invesco KBW Regional Banking ETF (KBWR)

Actual	1,000.00	888.40	0.35	1.67

Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

44

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*

Invesco KBW Bank ETF	0%	100%	100%	0%	0%

Invesco KBW High Dividend Yield Financial ETF	19%	16%	15%	0%	0%

Invesco KBW Premium Yield Equity REIT ETF	57%	0%	0%	0%	0%

Invesco KBW Property & Casualty Insurance ETF	0%	100%	97%	0%	0%

Invesco KBW Regional Banking ETF	0%	100%	100%	0%	0%

*   The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

45

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	230	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	230	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

46

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	230	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

47

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	230	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

48

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	230	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	230	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

49

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	230	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

50

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	230	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	230	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

51

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	230	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

52

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*   This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

53

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*   This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

54

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

55

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 74 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF	Invesco Russell 1000 Low Beta Equal Weight ETF
Invesco California AMT-Free Municipal Bond ETF	Invesco S&P 500® Enhanced Value ETF
Invesco CEF Income Composite ETF	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF
Invesco China Technology ETF	Invesco S&P 500® High Beta ETF
Invesco DWA Developed Markets Momentum ETF	Invesco S&P 500® High Dividend Low Volatility ETF
Invesco DWA Emerging Markets Momentum ETF	Invesco S&P 500® Low Volatility ETF
Invesco DWA SmallCap Momentum ETF	Invesco S&P 500 Minimum Variance ETF
Invesco Emerging Markets Sovereign Debt ETF	Invesco S&P 500® Momentum ETF
Invesco FTSE International Low Beta Equal Weight ETF	Invesco S&P 500 Revenue ETF
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	Invesco S&P Emerging Markets Low Volatility ETF
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	Invesco S&P Emerging Markets Momentum ETF
Invesco FTSE RAFI Emerging Markets ETF	Invesco S&P International Developed High Dividend Low
Invesco Fundamental High Yield® Corporate Bond ETF	Volatility ETF
Invesco Fundamental Investment Grade Corporate Bond ETF	Invesco S&P International Developed Low Volatility ETF
Invesco Global Clean Energy ETF	Invesco S&P International Developed Momentum ETF
Invesco Global Short Term High Yield Bond ETF	Invesco S&P International Developed Quality ETF
Invesco Global Water ETF	Invesco S&P MidCap 400 Revenue ETF
Invesco International BuyBack Achievers™ ETF	Invesco S&P MidCap Low Volatility ETF
Invesco International Corporate Bond ETF	Invesco S&P SmallCap 600 Revenue ETF
Invesco KBW Bank ETF	Invesco S&P SmallCap Consumer Discretionary ETF
Invesco KBW High Dividend Yield Financial ETF	Invesco S&P SmallCap Consumer Staples ETF
Invesco KBW Premium Yield Equity REIT ETF	Invesco S&P SmallCap Energy ETF
Invesco KBW Property & Casualty Insurance ETF	Invesco S&P SmallCap Financials ETF
Invesco KBW Regional Banking ETF	Invesco S&P SmallCap Health Care ETF
Invesco MSCI Green Building ETF	Invesco S&P SmallCap High Dividend Low Volatility ETF
Invesco NASDAQ 100 ETF	Invesco S&P SmallCap Industrials ETF
Invesco NASDAQ Next Gen 100 ETF	Invesco S&P SmallCap Information Technology ETF
Invesco National AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Low Volatility ETF
Invesco New York AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Materials ETF
Invesco Preferred ETF	Invesco S&P SmallCap Quality ETF
Invesco PureBetaSM 0-5 Yr US TIPS ETF	Invesco S&P SmallCap Utilities & Communication Services ETF
Invesco PureBetaSM FTSE Developed ex-North America ETF	Invesco S&P Ultra Dividend Revenue ETF
Invesco PureBetaSM FTSE Emerging Markets ETF	Invesco Senior Loan ETF
Invesco PureBetaSM MSCI USA ETF	Invesco Taxable Municipal Bond ETF
Invesco PureBetaSM MSCI USA Small Cap ETF	Invesco Treasury Collateral ETF
Invesco PureBetaSM US Aggregate Bond ETF	Invesco Variable Rate Preferred ETF
Invesco Russell 1000 Enhanced Equal Weight ETF	Invesco VRDO Tax-Free ETF
Invesco Russell 1000 Equal Weight ETF

Also at the April 6, 2022 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other

56

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year and since-inception periods for Invesco VRDO Tax-Free ETF and the one-year period for Invesco Treasury Collateral ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco VRDO Tax-Free ETF’s and Invesco Treasury Collateral ETF’s level of correlation to their respective underlying indexes. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with any draws on its line of credit), acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

●	0.04% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA ETF;

●	0.05% of the Fund’s average daily net assets for Invesco PureBetaSM US Aggregate Bond ETF;

●	0.06% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA Small Cap ETF;

●	0.07% of the Fund’s average daily net assets for Invesco PureBetaSM 0-5 Yr US TIPS ETF and Invesco PureBetaSM FTSE Developed ex-North America ETF;

●	0.08% of the Fund’s average daily net assets for Invesco Treasury Collateral ETF;

●	0.10% of the Fund’s average daily net assets for Invesco S&P 500 Minimum Variance ETF;

●	0.13% of the Fund’s average daily net assets for Invesco S&P 500 Enhanced Value ETF and Invesco S&P 500 Momentum ETF;

57

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

●	0.14% of the Fund’s average daily net assets for Invesco PureBetaSM FTSE Emerging Markets ETF;

●	0.15% of the Fund’s average daily net assets for Invesco NASDAQ 100 ETF and Invesco NASDAQ Next Gen 100 ETF;

●	0.20% of the Fund’s average daily net assets for Invesco Russell 1000 Equal Weight ETF;

●	0.22% of the Fund’s average daily net assets for Invesco Fundamental Investment Grade Corporate Bond ETF;

●

0.25% of the Fund’s average daily net assets for Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF and Invesco VRDO Tax-Free ETF;

●

0.28% of the Fund’s average daily net assets for Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco Taxable Municipal Bond ETF;

●

0.29% of the Fund’s average daily net assets for Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF and Invesco S&P SmallCap Utilities & Communication Services ETF;

●

0.30% of the Fund’s average daily net assets for Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF and Invesco S&P International Developed High Dividend Low Volatility ETF;

●

0.35% of the Fund’s average daily net assets for Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF and Invesco Russell 1000 Low Beta Equal Weight ETF;

●

0.39% of the Fund’s average daily net assets for Invesco MSCI Green Building ETF, Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF and Invesco S&P Ultra Dividend Revenue ETF;

●	0.45% of the Fund’s daily net assets for Invesco FTSE International Low Beta Equal Weight ETF and Invesco FTSE RAFI Developed Markets ex-U.S. ETF;

●	0.49% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF and Invesco FTSE RAFI Emerging Markets ETF;

●

0.50% of the Fund’s daily net assets for Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF and Invesco Variable Rate Preferred ETF;

●	0.55% of the Fund’s daily net assets for Invesco International BuyBack AchieversTM ETF;

●	0.60% of the Fund’s daily net assets for Invesco DWA SmallCap Momentum ETF;

●	0.65% of the Fund’s daily net assets for Invesco Senior Loan ETF;

●	0.70% of the Fund’s daily net assets for Invesco China Technology ETF;

●	0.75% of the Fund’s daily net assets for Invesco Global Clean Energy ETF and Invesco Global Water ETF;

●	0.80% of the Fund’s daily net assets for Invesco DWA Developed Markets Momentum ETF; and

●	0.90% of the Fund’s daily net assets for Invesco DWA Emerging Markets Momentum ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their

58

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco 1-30 Laddered Treasury ETF			X

Invesco California AMT-Free Municipal Bond ETF		N/A	X

Invesco CEF Income Composite ETF	X	N/A	X

Invesco China Technology ETF		N/A	X

Invesco DWA Developed Markets Momentum ETF			X

Invesco DWA Emerging Markets Momentum ETF			X

Invesco DWA SmallCap Momentum ETF			X

Invesco Emerging Markets Sovereign Debt ETF			X

Invesco FTSE International Low Beta Equal Weight ETF	X	X	X

Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF		X	X

Invesco FTSE RAFI Emerging Markets ETF	X		X

Invesco Fundamental High Yield® Corporate Bond ETF		X	X

Invesco Fundamental Investment Grade Corporate Bond ETF			X

Invesco Global Clean Energy ETF		X	X

Invesco Global Short Term High Yield Bond ETF	X	N/A	X

Invesco Global Water ETF		X	X

Invesco International BuyBack AchieversTM ETF			X

Invesco International Corporate Bond ETF			X

Invesco KBW Bank ETF	X		X

Invesco KBW High Dividend Yield Financial ETF	X		X

Invesco KBW Premium Yield Equity REIT ETF	X		X

Invesco KBW Property & Casualty Insurance ETF	X		X

Invesco KBW Regional Banking ETF	X		X

Invesco MSCI Green Building ETF		X	X

Invesco NASDAQ 100 ETF	X		X

Invesco NASDAQ Next Gen 100 ETF	X		X

Invesco National AMT-Free Municipal Bond ETF			X

Invesco New York AMT-Free Municipal Bond ETF		N/A	X

Invesco Preferred ETF		N/A	X

Invesco PureBetaSM 0-5 Yr US TIPS ETF	X		X

Invesco PureBetaSM FTSE Developed ex-North America ETF	X	X	X

Invesco PureBetaSM FTSE Emerging Markets ETF	X	X	X

Invesco PureBetaSM MSCI USA ETF	X	X	X

Invesco PureBetaSM MSCI USA Small Cap ETF	X	X	X

Invesco PureBetaSM US Aggregate Bond ETF	X	X	X

Invesco Russell 1000 Enhanced Equal Weight ETF			X

Invesco Russell 1000 Equal Weight ETF	X		X

Invesco Russell 1000 Low Beta Equal Weight ETF			X

Invesco S&P 500 Enhanced Value ETF	X	X	X

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X		X

Invesco S&P 500® High Beta ETF	X		X

Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X

59

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco S&P 500® Low Volatility ETF	X		X

Invesco S&P 500 Minimum Variance ETF	X	X	X

Invesco S&P 500 Momentum ETF	X	X	X

Invesco S&P 500 Revenue ETF			X

Invesco S&P Emerging Markets Low Volatility ETF	X		X

Invesco S&P Emerging Markets Momentum ETF	X		X

Invesco S&P International Developed High Dividend Low Volatility ETF	X	X	X

Invesco S&P International Developed Low Volatility ETF	X		X

Invesco S&P International Developed Momentum ETF	X	N/A	X

Invesco S&P International Developed Quality ETF	X	N/A	X

Invesco S&P MidCap 400 Revenue ETF			X

Invesco S&P MidCap Low Volatility ETF	X	X	X

Invesco S&P SmallCap 600 Revenue ETF		X	X

Invesco S&P SmallCap Consumer Discretionary ETF	X		X

Invesco S&P SmallCap Consumer Staples ETF	X		X

Invesco S&P SmallCap Energy ETF	X		X

Invesco S&P SmallCap Financials ETF	X		X

Invesco S&P SmallCap Health Care ETF	X		X

Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X

Invesco S&P SmallCap Industrials ETF	X		X

Invesco S&P SmallCap Information Technology ETF	X		X

Invesco S&P SmallCap Low Volatility ETF	X	X	X

Invesco S&P SmallCap Materials ETF	X		X

Invesco S&P SmallCap Quality ETF	X	X	X

Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X

Invesco S&P Ultra Dividend Revenue ETF		X	X

Invesco Senior Loan ETF	X	N/A	X

Invesco Taxable Municipal Bond ETF		N/A	X

Invesco Treasury Collateral ETF	X		X

Invesco Variable Rate Preferred ETF		X	X

Invesco VRDO Tax-Free ETF		N/A	X

*

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA Developed Markets Momentum ETF, Invesco Global Clean Energy ETF, Invesco International Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco VRDO Tax-Free ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

60

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Funds’ direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 6, 2022. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement. The Board reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

61

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 15 and April 6, 2022 Board meetings, and Invesco Advisers, Inc., in connection with the April 6, 2022 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rates for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF were reasonable in relation to the asset size of the Funds and concluded that the flat sub-advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Fund in an amount equal to the fees received by Invesco Advisers, Inc. on the Fund’s excess cash invested in the money market funds. The Trustees also noted the fees received by Invesco Advisers, Inc. in its capacity as the direct securities lending agent for the Invesco ETFs. The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, and that the Sub-Advisers generally do not use or generate soft-dollars with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

62

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-KBW-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders
August 31, 2022
PBUS	Invesco PureBetaSM MSCI USA ETF
PBSM	Invesco PureBetaSM MSCI USA Small Cap ETF
PBND	Invesco PureBetaSM US Aggregate Bond ETF

2

The Market Environment

Domestic Equity

The fiscal year began with increasing volatility and the US stock market saw a selloff through most of September due to increasing concerns of inflation resulting from a spike in oil prices and supply chain shortages causing rising costs. Despite the Consumer Price Index (CPI) increasing monthly from June through September 2021,1 the US Federal Reserve (the Fed) declined to raise interest rates at its September 2021 Federal Open Market Committee meeting.

Equity markets saw continued volatility in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose to nearly $85 per barrel in October,2 causing higher gas prices for consumers, and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.1 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.2 The CPI rose by another 7.9% for the 12 months ended February 2022 reaching a 40 year high.1 To combat inflation, the Fed raised the federal funds rate by a one-quarter percentage point in March.

As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix, reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued for much of the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 8.6% for the 12 months ended May 2022 reaching a 40 year high.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at Jackson Hole, Wyoming, an economic policy symposium, sparked a sharp selloff at month end. Due to declining energy prices, the CPI rose by 8.5% for the 12 months ending July,1 down slightly from June, but still at multi-decade highs and far above the Fed’s 2% annual inflation target. As a result, the Fed indicated that it would continue taking aggressive action to curb inflation, though such measures could “bring pain to households and businesses.” The remarks deflated investor optimism that the Fed would pause rate hikes in the second half of 2022 and increased the likelihood of a US recession. In this environment, US stocks had negative double-digit returns of (11.23)% for the fiscal year ended August 31, 2022, measured by the S&P 500 Index.4

[1]	Source: US Bureau of Labor Statistics
[2]	Source: Bloomberg LP
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

Fixed Income

In the fourth quarter of 2021, concerns about inflation heightened as US inflation rose 7%,1 its highest level in nearly 40 years. Though the US Federal Reserve (the Fed) left policy rates unchanged in the quarter, the Fed indicated its accommodative policies were coming to an end in 2022 through a willingness to raise interest rates to combat inflation and the announced reduction of its monthly bond purchase program. Additionally, US interest rate moves and inflation risk significantly affected fixed income valuations during the quarter. The two-year Treasury yield rose moderately from 0.27% to 0.73%, while the 10-year increased slightly from 1.48% to 1.52% during the quarter.2 The yield curve, as measured by the yield differential between two- and 10-year Treasuries, flattened during the quarter.

At the beginning of 2022, geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukrainian territory. World leaders levied sanctions against Russia that had material effects on its fixed income markets, particularly sovereign debt, corporates and levels of liquidity. The Russia-Ukraine war exacerbated inflationary pressures while also exerting downward pressure on economic growth through a surge in commodity/energy prices. Additionally, surges of COVID-19 in China exacerbated supply chain issues and aggravated inflation. During the second quarter of 2022, the two-year Treasury yield rose significantly from 0.78% to 2.28%, while the 10-year increased moderately from 1.63% to 2.32%.2

In the second quarter of 2022, the macro backdrop of tightening financial conditions and slowing economic growth was negative for credit asset classes. Inflation, as measured by the Consumer Price Index, increased further to 9.1%1 and fixed income markets felt the impact of rising interests rates. Bond sectors experienced negative performance ranging from -0.9% (Bloomberg Asset-Backed Securities) to -9.8% (Bloomberg US Corporate High Yield).3 Credit spreads increased across all major credit-sensitive

3

The Market Environment (continued)

sectors, reflecting anticipation of an economic slowdown and increasing concerns about recession risk, with corporate spreads ending the second quarter above their long-term historical average. The Fed continued its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing so as to not push the economy into a recession. The Fed aggressively raised its key fed funds rate during the period, including a 0.50% hike in May, a 0.75% hike in June (the largest since 1994), and an additional 0.75% hike in July to a target range of 2.25-2.50%. We believe that the Fed is unlikely to pivot from its hawkish policies, and we expect the Fed will increase the target range to 3.50-3.75% by the end of the year followed by a 0.50% cut in 2023. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 2.92% to 3.45% during the last 2-month period in the fiscal year, while 10-year Treasury rates increased from 3.04% to 3.15% over the same period.2 At the end of the fiscal year, the yield curve remained inverted, which historically has been an indicator of a potential recession.

[1]	Source: US Bureau of Labor Statistics
[2]	Source: US Department of the Treasury
[3]	Source: Bloomberg

4

PBUS	Management’s Discussion of Fund Performance
Invesco PureBetaSM MSCI USA ETF (PBUS)

As an index fund, the Invesco PureBetaSM MSCI USA ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI USA Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the large- and mid-capitalization segments of the U.S. equity market. The Index Provider weights securities in the Index by their free float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (13.03)%. On a net asset value (“NAV”) basis, the Fund returned (13.10)%. During the same time period, the Index returned (13.08)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

For the fiscal year ended August 31, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the utilities and consumer staples sectors, respectively. The information technology sector detracted most significantly from the Fund’s return, followed by the communication services and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Exxon Mobil Corp., an energy company (portfolio average weight of 0.85%), and Chevron Corp., an energy company (portfolio average weight of 0.70%). Positions that detracted most significantly from the Fund’s return included Meta Platforms, Inc., Class A, a communication services company (portfolio average weight of 1.52%), and Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 3.45%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Information Technology	27.71
Health Care	13.91
Consumer Discretionary	11.48
Financials	10.64
Communication Services	8.37
Industrials	7.99
Consumer Staples	6.52
Energy	4.62
Utilities	3.07
Real Estate	3.01
Materials	2.58
Money Market Funds Plus Other Assets Less Liabilities	0.10

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Apple, Inc.	7.22
Microsoft Corp.	5.27
Amazon.com, Inc.	3.29
Tesla, Inc.	2.06
Alphabet, Inc., Class A	1.85
Alphabet, Inc., Class C	1.75
UnitedHealth Group, Inc.	1.38
Johnson & Johnson	1.20
Exxon Mobil Corp.	1.14
NVIDIA Corp.	1.07
Total	26.23

*	Excluding money market fund holdings

5

Invesco PureBetaSM MSCI USA ETF (PBUS) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
MSCI USA Index	(13.08)%	12.36%	41.85%	11.64%	72.24%
Fund
NAV Return	(13.10)	12.31	41.68	11.53	71.44
Market Price Return	(13.03)	12.34	41.77	11.57	71.74

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.04% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in the Index’s constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

6

PBSM	Management’s Discussion of Fund Performance
Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)

As an index fund, the Invesco PureBetaSM MSCI USA Small Cap ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI USA Small Cap Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the small-capitalization segment of the U.S. equity market. The Index Provider weights securities in the Index by their free float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (14.62)%. On a net asset value (“NAV”) basis, the Fund returned (14.70)%. During the same time period, the Index returned (14.76)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to proceeds from the securities lending program in which the Fund participates which were partially offset by fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended August 31, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the utilities sector. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the health care and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Marathon Oil Corp., an energy company (no longer held at fiscal year-end), and APA Corp., an energy company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Chegg, Inc., a consumer discretionary company (portfolio average weight of 0.10%), and Trex Co., Inc., an industrials company (portfolio average weight of 0.21%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Industrials	16.79
Financials	16.22
Health Care	13.88
Consumer Discretionary	12.91
Information Technology	12.85
Real Estate	7.69
Energy	5.53
Materials	5.00
Consumer Staples	4.06
Sector Types Each Less Than 3%	5.03
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Wolfspeed, Inc.	0.34
Ovintiv, Inc.	0.33
Darling Ingredients, Inc.	0.30
First Solar, Inc.	0.29
First Horizon Corp.	0.29
Reliance Steel & Aluminum Co.	0.28
Chesapeake Energy Corp.	0.28
Lamb Weston Holdings, Inc.	0.28
Repligen Corp.	0.28
Antero Resources Corp.	0.27
Total	2.94

*	Excluding money market fund holdings

7

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
MSCI USA Small Cap Index	(14.76)%	10.01%	33.13%	8.24%	47.85%
Fund
NAV Return	(14.70)	10.01	33.13	8.15	47.23
Market Price Return	(14.62)	9.94	33.88	8.13	47.09

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.06% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in the Index’s constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

8

PBND	Management’s Discussion of Fund Performance
Invesco PureBetaSM US Aggregate Bond ETF (PBND)

As an index fund, the Invesco PureBetaSM US Aggregate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofA US Broad Market IndexSM (the “Index”). The Fund generally will invest at least 80% of its total assets in the component securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to provide a broad measure of the performance of the domestic investment grade bond market, represented by U.S. dollar-denominated, investment grade debt securities that are publicly offered for sale in the United States. Constituent securities may include U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Transactions in U.S. government agency mortgage-backed securities may occur through standardized agreements for forward or future delivery in which the actual mortgage pools to be delivered are not specified until shortly prior to settlement (to be announced (“TBA”) transactions). The Fund may engage in such TBA transactions. Pending settlement of TBA transactions, the Fund will invest its assets in high-quality, liquid, short-term instruments, including affiliated money market funds. The Fund also may acquire interests in mortgage pools through means other than such standardized agreements for forward or future delivery.

To qualify for inclusion in the Index, securities must have: (i) at least one year to final maturity; (ii) at least 18 months to final maturity when issued; (iii) a fixed coupon schedule; and (iv) with the exception of U.S. Treasuries, an investment grade rating (based on an average of ratings by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings, a division of S&P Global Inc. (“S&P”) and Fitch Ratings, Inc. (“Fitch”)). Original issue zero coupon bonds, Rule 144A securities, corporate pay-in-kind securities and “hybrid” securities (including those that may convert into preferred shares) are eligible for inclusion in the Index. Index constituents are capitalization-weighted, based on their current amount outstanding times the market price, plus accrued interest. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (11.42)%. On a net asset value (“NAV”) basis, the Fund returned (11.19)%. During the same time period, the Index returned (11.52)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive effects of the Fund’s utilization of a sampling methodology, which were partially offset by fees and expenses that the Fund incurred during the period.

For the fiscal year ended August 31, 2022, the banks sub-industry contributed most significantly to the Fund’s return, followed by the electric utilities sub-industry. The energy equipment & services sub-industry detracted most significantly from the Fund’s return.

The position that contributed most significantly to the Fund’s return was Halliburton Co., 7.45% coupon, due 09/15/2039, an oil & gas equipment & services company (portfolio average weight of 0.03%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2022, included Citigroup, Inc., 8.13% coupon, due 07/15/2039, a diversified banks company (portfolio average weight of 0.28%), and Georgia Power Co., 4.30% coupon, due 03/15/2043, an electric utilities company (portfolio average weight of 0.18%).

Security Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
U.S. Treasury Securities	44.04
U.S. Dollar Denominated Bonds & Notes	27.89
U.S. Government Sponsored Agency Mortgage-Backed Securities	24.69
Asset-Backed Securities	1.89
Municipal Obligations	0.37
Money Market Funds Plus Other Assets Less Liabilities	1.12

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Federal Home Loan Mortgage Corp., 3.00%, 06/01/2052	1.10
Government National Mortgage Association, 2.50%, 05/20/2052	0.91
Federal Home Loan Mortgage Corp., 2.00%, 04/01/2052	0.85
Federal Home Loan Mortgage Corp., 4.00%, 06/01/2052	0.77
Federal National Mortgage Association, 3.50%, 06/01/2052	0.76
Government National Mortgage Association, 3.00%, 05/20/2052	0.75
Federal National Mortgage Association, 2.50%, 04/01/2052	0.70
Government National Mortgage Association, 2.00%, 05/20/2052	0.70
Federal Home Loan Mortgage Corp., 2.00%, 08/01/2051	0.65
Federal National Mortgage Association, 2.00%, 05/01/2037	0.54
Total	7.73

*	Excluding money market fund holdings

9

Invesco PureBetaSM US Aggregate Bond ETF (PBND) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
ICE BofA US Broad Market IndexSM	(11.52)%	(2.03)%	(5.96)%	0.67%	3.36%
Fund
NAV Return	(11.19)	(2.00)	(5.89)	0.59	2.94
Market Price Return	(11.42)	(2.10)	(6.18)	0.60	2.99

Fund Inception: September 29, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.05% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in the Index’s constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

10

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 15, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

11

Invesco PureBetaSM MSCI USA ETF (PBUS)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Communication Services-8.37%
Activision Blizzard, Inc.	50,579	$3,969,946
Alphabet, Inc., Class A(b)	389,123	42,110,891
Alphabet, Inc., Class C(b)	364,898	39,828,617
AMC Entertainment Holdings, Inc., Class A(b)(c)	33,148	302,310
AMC Entertainment Holdings, Inc., Preference Shares(c)	33,148	162,425
AT&T, Inc.(c)	463,110	8,122,949
Cable One, Inc.(c)	342	388,170
Charter Communications, Inc., Class A(b)(c)	7,601	3,136,401
Comcast Corp., Class A(c)	289,198	10,466,076
DISH Network Corp., Class A(b)(c)	15,951	276,750
Electronic Arts, Inc.	18,108	2,297,362
Fox Corp., Class A	20,375	696,417
Fox Corp., Class B	9,552	302,034
IAC, Inc.(b)	5,113	328,613
Interpublic Group of Cos., Inc. (The)	25,429	702,858
Liberty Broadband Corp., Class C(b)(c)	8,461	860,484
Liberty Global PLC, Class A (United Kingdom)(b)	10,076	203,535
Liberty Global PLC, Class C (United Kingdom)(b)	19,462	414,735
Liberty Media Corp.-Liberty Formula One, Class C(b)	12,549	799,120
Liberty Media Corp.-Liberty SiriusXM, Class A(b)(c)	4,879	202,674
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	10,758	444,951
Live Nation Entertainment, Inc.(b)(c)	11,065	999,833
Lumen Technologies, Inc.(c)	59,408	591,704
Match Group, Inc.(b)(c)	18,355	1,037,608
Meta Platforms, Inc., Class A(b)	148,366	24,173,272
Netflix, Inc.(b)(c)	28,740	6,425,114
News Corp., Class A	24,651	417,095
Omnicom Group, Inc.	13,309	890,372
Paramount Global, Class B(c)	39,187	916,584
Pinterest, Inc., Class A(b)	36,730	846,259
ROBLOX Corp., Class A(b)(c)	22,672	886,702
Roku, Inc., Class A(b)(c)	7,660	520,880
Sirius XM Holdings, Inc.(c)	50,912	310,054
Snap, Inc., Class A(b)(c)	70,693	769,140
Take-Two Interactive Software, Inc.(b)	10,487	1,285,287
T-Mobile US, Inc.(b)(c)	40,547	5,837,146
Twitter, Inc.(b)(c)	42,019	1,628,236
Verizon Communications, Inc.	271,672	11,358,606
Walt Disney Co. (The)(b)	117,830	13,206,386
Warner Bros Discovery, Inc.(b)	149,141	1,974,627
ZoomInfo Technologies, Inc., Class A(b)(c) .	16,885	766,917

		190,859,140

Consumer Discretionary-11.48%
Advance Auto Parts, Inc.	3,957	667,308
Airbnb, Inc., Class A(b)(c)	24,294	2,748,137
Amazon.com, Inc.(b)	592,357	75,093,097
Aptiv PLC(b)	17,436	1,629,046
Aramark	14,829	529,544

	Shares	Value
Consumer Discretionary-(continued)
AutoZone, Inc.(b)(c)	1,266	$2,682,920
Bath & Body Works, Inc.(c)	15,428	575,927
Best Buy Co., Inc.	13,098	925,898
Booking Holdings, Inc.(b)	2,628	4,929,629
BorgWarner, Inc.	15,521	585,142
Burlington Stores, Inc.(b)	4,313	604,639
Caesars Entertainment, Inc.(b)	13,809	595,444
CarMax, Inc.(b)(c)	10,455	924,640
Carnival Corp.(b)(c)	63,345	599,244
Chewy, Inc., Class A(b)(c)	5,907	202,787
Chipotle Mexican Grill, Inc.(b)(c)	1,813	2,894,998
D.R. Horton, Inc.	21,644	1,539,971
Darden Restaurants, Inc.	8,069	998,216
Dollar General Corp.	14,684	3,486,275
Dollar Tree, Inc.(b)(c)	14,462	1,962,204
Domino’s Pizza, Inc.	2,344	871,640
DoorDash, Inc., Class A(b)(c)	12,459	746,294
eBay, Inc.	36,216	1,598,212
Etsy, Inc.(b)	8,202	866,213
Expedia Group, Inc.(b)	9,805	1,006,483
Ford Motor Co.	255,452	3,893,089
Garmin Ltd.	9,927	878,440
General Motors Co.	89,602	3,423,692
Genuine Parts Co.	9,139	1,425,775
Hasbro, Inc.	8,531	672,413
Hilton Worldwide Holdings, Inc.	17,978	2,289,678
Home Depot, Inc. (The)	66,485	19,175,604
Las Vegas Sands Corp.(b)	22,193	835,123
Lear Corp.	3,870	536,537
Lennar Corp., Class A	16,836	1,303,948
LKQ Corp.	17,486	930,605
Lowe’s Cos., Inc.	41,345	8,026,718
Lucid Group, Inc.(b)(c)	26,641	408,673
lululemon athletica, inc.(b)	7,571	2,270,997
Marriott International, Inc., Class A	17,997	2,766,859
McDonald’s Corp.	47,841	12,069,328
MercadoLibre, Inc. (Brazil)(b)	2,928	2,504,494
MGM Resorts International	22,049	719,679
Mohawk Industries, Inc.(b)	3,330	367,499
Newell Brands, Inc.	25,412	453,604
NIKE, Inc., Class B	82,075	8,736,884
NVR, Inc.(b)	202	836,292
O’Reilly Automotive, Inc.(b)	4,252	2,964,154
Pool Corp.(c)	2,583	876,128
PulteGroup, Inc.	15,372	625,026
Rivian Automotive, Inc., Class A(b)(c)	20,215	661,233
Ross Stores, Inc.	22,748	1,962,470
Royal Caribbean Cruises Ltd.(b)(c)	14,760	602,946
Starbucks Corp.(c)	74,192	6,237,321
Target Corp.	29,996	4,809,559
Tesla, Inc.(b)	170,898	47,101,198
TJX Cos., Inc. (The)(c)	75,792	4,725,631
Tractor Supply Co.	7,250	1,342,338
Ulta Beauty, Inc.(b)	3,352	1,407,404
Vail Resorts, Inc.	2,596	583,269
VF Corp.	21,302	882,968
Wayfair, Inc., Class A(b)(c)	4,857	256,012
Whirlpool Corp.(c)	3,636	569,398

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco PureBetaSM MSCI USA ETF (PBUS)–(continued)

August 31, 2022

	Shares	Value
Consumer Discretionary-(continued)
Wynn Resorts Ltd.(b)(c)	7,095	$429,886
Yum! Brands, Inc.	18,447	2,052,044

		261,878,824

Consumer Staples-6.52%
Altria Group, Inc.	116,976	5,277,957
Archer-Daniels-Midland Co.	36,401	3,199,284
Brown-Forman Corp., Class B	19,956	1,450,801
Bunge Ltd.	9,815	973,354
Campbell Soup Co.	13,626	686,478
Church & Dwight Co., Inc.	15,633	1,308,638
Clorox Co. (The)	7,909	1,141,585
Coca-Cola Co. (The)	266,408	16,440,038
Colgate-Palmolive Co.	51,373	4,017,882
Conagra Brands, Inc.	30,852	1,060,692
Constellation Brands, Inc., Class A	10,529	2,590,660
Costco Wholesale Corp.	28,659	14,962,864
Estee Lauder Cos., Inc. (The), Class A	15,025	3,822,060
General Mills, Inc.(c)	38,833	2,982,374
Hershey Co. (The)	9,444	2,121,784
Hormel Foods Corp.	19,230	966,884
JM Smucker Co. (The)	6,995	979,230
Kellogg Co.	16,505	1,200,574
Keurig Dr Pepper, Inc.	50,213	1,914,120
Kimberly-Clark Corp.	21,795	2,779,298
Kraft Heinz Co. (The)	47,229	1,766,365
Kroger Co. (The)	44,927	2,153,800
McCormick & Co., Inc.	16,075	1,351,425
Molson Coors Beverage Co., Class B	11,639	601,387
Mondelez International, Inc., Class A	89,368	5,528,305
Monster Beverage Corp.(b)(c)	25,698	2,282,753
PepsiCo, Inc.	89,445	15,408,690
Philip Morris International, Inc.	100,275	9,575,260
Procter & Gamble Co. (The)	155,209	21,409,529
Sysco Corp.(c)	32,958	2,709,807
Tyson Foods, Inc., Class A	18,814	1,418,199
Walgreens Boots Alliance, Inc.	47,200	1,654,832
Walmart, Inc.	97,941	12,982,080

		148,718,989

Energy-4.62%
APA Corp.(c)	21,880	855,727
Baker Hughes Co., Class A	63,691	1,608,835
Cheniere Energy, Inc.	14,796	2,370,023
Chevron Corp.	120,747	19,085,271
ConocoPhillips	83,672	9,157,900
Coterra Energy, Inc.(c)	52,379	1,619,035
Devon Energy Corp.	40,633	2,869,503
Diamondback Energy, Inc.	10,873	1,449,153
EOG Resources, Inc.	37,889	4,595,936
EQT Corp.(c)	21,514	1,028,369
Exxon Mobil Corp.	272,506	26,048,849
Halliburton Co.	58,348	1,758,025
Hess Corp.	18,122	2,188,775
Kinder Morgan, Inc.	132,013	2,418,478
Marathon Oil Corp.	45,780	1,171,510
Marathon Petroleum Corp.	34,997	3,525,948
Occidental Petroleum Corp.	60,626	4,304,446
ONEOK, Inc.	28,891	1,768,996
Phillips 66	31,122	2,784,174
Pioneer Natural Resources Co.	14,825	3,753,987

	Shares	Value
Energy-(continued)
Schlumberger N.V.	91,436	$3,488,283
Targa Resources Corp.	13,980	953,855
Texas Pacific Land Corp.	401	738,025
Valero Energy Corp.	26,319	3,082,481
Williams Cos., Inc. (The)	78,792	2,681,292

		105,306,876

Financials-10.64%
Aflac, Inc.	39,722	2,360,281
Alleghany Corp.(b)	870	731,827
Allstate Corp. (The)	17,788	2,143,454
Ally Financial, Inc.(c)	20,898	693,814
American Express Co.	41,408	6,294,016
American Financial Group, Inc.	4,654	594,223
American International Group, Inc.	51,246	2,651,980
Ameriprise Financial, Inc.	7,123	1,909,035
Annaly Capital Management, Inc.(c)	111,738	720,710
Aon PLC, Class A	13,771	3,845,689
Apollo Global Management, Inc.(c)	26,013	1,445,803
Arch Capital Group Ltd.(b)	24,419	1,116,437
Arthur J. Gallagher & Co.	13,589	2,467,355
Assurant, Inc.	3,499	554,556
Bank of America Corp.	469,074	15,765,577
Bank of New York Mellon Corp. (The)(c)	49,643	2,061,674
Berkshire Hathaway, Inc., Class B(b)	83,174	23,355,259
BlackRock, Inc.	9,804	6,533,288
Blackstone, Inc., Class A(c)	45,329	4,258,206
Brown & Brown, Inc.	15,486	976,237
Capital One Financial Corp.(c)	25,426	2,690,579
Carlyle Group, Inc. (The)	12,609	410,171
Cboe Global Markets, Inc.	6,862	809,510
Charles Schwab Corp. (The)	94,035	6,671,783
Chubb Ltd.	27,572	5,212,487
Cincinnati Financial Corp.	9,795	949,723
Citigroup, Inc.	125,621	6,131,561
Citizens Financial Group, Inc.	31,914	1,170,606
CME Group, Inc., Class A	23,250	4,547,932
Coinbase Global, Inc., Class A(b)	7,706	514,761
Discover Financial Services	18,175	1,826,406
Equitable Holdings, Inc.	24,647	733,248
Erie Indemnity Co., Class A	1,596	343,028
Everest Re Group Ltd.	2,526	679,620
FactSet Research Systems, Inc.	2,434	1,054,750
Fidelity National Financial, Inc.	17,400	680,340
Fifth Third Bancorp	44,382	1,515,645
First Citizens BancShares, Inc., Class A	782	634,953
First Republic Bank	11,621	1,764,416
Franklin Resources, Inc.(c)	19,371	505,002
Globe Life, Inc.	6,107	593,539
Goldman Sachs Group, Inc. (The)	22,217	7,390,929
Hartford Financial Services Group, Inc. (The)	21,331	1,371,797
Huntington Bancshares, Inc.(c)	92,549	1,240,157
Intercontinental Exchange, Inc.(c)	36,180	3,648,753
Invesco Ltd.(d)	22,328	367,742
JPMorgan Chase & Co.	189,996	21,608,245
KeyCorp	59,830	1,058,393
KKR & Co., Inc., Class A(c)	36,419	1,841,345
Lincoln National Corp.	10,590	487,775
Loews Corp.	13,611	752,824

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco PureBetaSM MSCI USA ETF (PBUS)–(continued)

August 31, 2022

	Shares	Value
Financials-(continued)
LPL Financial Holdings, Inc.(c)	5,148	$1,139,407
M&T Bank Corp.	11,555	2,100,468
Markel Corp.(b)	875	1,044,846
MarketAxess Holdings, Inc.	2,436	605,565
Marsh & McLennan Cos., Inc.	32,468	5,239,361
MetLife, Inc.(c)	44,715	2,876,516
Moody’s Corp.	10,748	3,058,021
Morgan Stanley(c)	84,870	7,232,621
MSCI, Inc.	5,248	2,357,612
Nasdaq, Inc.	22,224	1,322,995
Northern Trust Corp.	12,740	1,211,447
PNC Financial Services Group, Inc. (The)	26,754	4,227,132
Principal Financial Group, Inc.	16,346	1,222,027
Progressive Corp. (The)	37,835	4,640,463
Prudential Financial, Inc.	24,171	2,314,373
Raymond James Financial, Inc.(c)	12,488	1,303,373
Regions Financial Corp.	60,306	1,306,831
S&P Global, Inc.	22,454	7,907,850
SEI Investments Co.(c)	7,566	413,860
Signature Bank(c)	4,060	707,902
State Street Corp.	23,748	1,623,176
SVB Financial Group(b)(c)	3,802	1,545,589
Synchrony Financial	32,441	1,062,443
T. Rowe Price Group, Inc.(c)	14,659	1,759,080
Tradeweb Markets, Inc., Class A	6,901	480,241
Travelers Cos., Inc. (The)	15,558	2,514,795
Truist Financial Corp.	86,128	4,034,235
U.S. Bancorp	91,306	4,164,467
W.R. Berkley Corp.	13,684	886,723
Webster Financial Corp.	11,558	543,804
Wells Fargo & Co.	245,195	10,717,473
Willis Towers Watson PLC(c)	7,212	1,491,658

		242,743,795

Health Care-13.91%
Abbott Laboratories	113,267	11,626,858
AbbVie, Inc.	114,313	15,370,526
ABIOMED, Inc.(b)	2,919	756,838
Agilent Technologies, Inc.	19,310	2,476,507
Align Technology, Inc.(b)	4,816	1,173,659
Alnylam Pharmaceuticals, Inc.(b)	7,815	1,615,126
AmerisourceBergen Corp.	10,163	1,489,489
Amgen, Inc.	34,557	8,304,047
Avantor, Inc.(b)	39,257	977,892
Baxter International, Inc.	32,573	1,871,645
Becton, Dickinson and Co.	18,441	4,654,877
Biogen, Inc.(b)(c)	9,453	1,846,927
BioMarin Pharmaceutical, Inc.(b)	11,841	1,056,217
Bio-Rad Laboratories, Inc., Class A(b)	1,465	710,584
Bio-Techne Corp.	2,526	838,152
Boston Scientific Corp.(b)	92,478	3,727,788
Bristol-Myers Squibb Co.	137,728	9,284,244
Cardinal Health, Inc.	17,623	1,246,299
Catalent, Inc.(b)	10,967	965,096
Centene Corp.(b)	37,836	3,395,403
Charles River Laboratories International, Inc.(b)	3,287	674,657
Cigna Corp.	20,524	5,817,528
Cooper Cos., Inc. (The)	3,154	906,586
CVS Health Corp.	84,744	8,317,624

	Shares	Value
Health Care-(continued)
Danaher Corp.	44,682	$12,060,119
DaVita, Inc.(b)	3,749	319,752
DENTSPLY SIRONA, Inc.	14,105	462,221
DexCom, Inc.(b)	25,391	2,087,394
Edwards Lifesciences Corp.(b)	40,221	3,623,912
Elanco Animal Health, Inc.(b)	27,510	416,226
Elevance Health, Inc.	15,596	7,565,776
Eli Lilly and Co.	52,245	15,737,761
Exact Sciences Corp.(b)(c)	11,236	399,440
Gilead Sciences, Inc.	81,141	5,150,019
HCA Healthcare, Inc.	15,292	3,025,828
Henry Schein, Inc.(b)	8,855	650,046
Hologic, Inc.(b)	16,090	1,087,040
Horizon Therapeutics PLC(b)	14,127	836,460
Humana, Inc.	8,177	3,939,515
IDEXX Laboratories, Inc.(b)	5,402	1,877,843
Illumina, Inc.(b)	10,163	2,049,267
Incyte Corp.(b)(c)	12,096	851,921
Insulet Corp.(b)(c)	4,463	1,140,163
Intuitive Surgical, Inc.(b)	23,221	4,777,489
IQVIA Holdings, Inc.(b)	12,269	2,609,126
Jazz Pharmaceuticals PLC(b)(c)	3,981	617,931
Johnson & Johnson	170,223	27,463,779
Laboratory Corp. of America Holdings	6,033	1,359,054
Masimo Corp.(b)	3,363	493,991
McKesson Corp.	9,404	3,451,268
Medtronic PLC	86,085	7,568,593
Merck & Co., Inc.	163,586	13,963,701
Mettler-Toledo International, Inc.(b)	1,468	1,779,891
Moderna, Inc.(b)(c)	21,871	2,892,877
Molina Healthcare, Inc.(b)	3,780	1,275,259
Neurocrine Biosciences, Inc.(b)	6,169	645,462
Novocure Ltd.(b)(c)	6,081	499,433
PerkinElmer, Inc.	8,149	1,100,604
Pfizer, Inc.(c)	362,965	16,416,907
Quest Diagnostics, Inc.	7,592	951,353
Regeneron Pharmaceuticals, Inc.(b)	6,988	4,060,447
ResMed, Inc.	9,463	2,081,103
Royalty Pharma PLC, Class A	22,355	934,663
Seagen, Inc.(b)	8,877	1,369,632
STERIS PLC	6,456	1,300,109
Stryker Corp.	22,016	4,517,683
Teladoc Health, Inc.(b)(c)	10,310	320,229
Teleflex, Inc.	3,002	679,232
Thermo Fisher Scientific, Inc.	25,323	13,809,138
UnitedHealth Group, Inc.	60,690	31,518,138
Universal Health Services, Inc., Class B	4,363	426,876
Veeva Systems, Inc., Class A(b)	9,058	1,805,441
Vertex Pharmaceuticals, Inc.(b)(c)	16,545	4,661,719
Viatris, Inc.	77,851	743,477
Waters Corp.(b)	3,913	1,168,422
West Pharmaceutical Services, Inc.	4,776	1,416,991
Zimmer Biomet Holdings, Inc.	13,456	1,430,642
Zoetis, Inc.	30,445	4,765,556

		317,261,488

Industrials-7.99%
3M Co.(c)	36,760	4,571,106
A.O. Smith Corp.	8,494	479,486
Allegion PLC	5,662	538,456

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco PureBetaSM MSCI USA ETF (PBUS)–(continued)

August 31, 2022

	Shares	Value
Industrials-(continued)
AMERCO	616	$323,813
AMETEK, Inc.	14,886	1,788,702
Boeing Co. (The)(b)	36,359	5,826,530
Booz Allen Hamilton Holding Corp.(c)	8,610	823,977
C.H. Robinson Worldwide, Inc.	8,233	939,797
Carlisle Cos., Inc.	3,344	988,687
Carrier Global Corp.	55,069	2,154,299
Caterpillar, Inc.	34,493	6,371,202
Cintas Corp.	5,957	2,423,546
Clarivate PLC(b)(c)	19,948	232,793
Copart, Inc.(b)	13,837	1,655,597
CoStar Group, Inc.(b)	25,632	1,785,012
CSX Corp.	140,651	4,451,604
Cummins, Inc.	9,168	1,974,512
Deere & Co.	18,783	6,860,491
Delta Air Lines, Inc.(b)	10,276	319,275
Dover Corp.	9,270	1,158,379
Eaton Corp. PLC	25,811	3,526,815
Emerson Electric Co.	38,425	3,140,859
Equifax, Inc.	7,914	1,493,768
Expeditors International of Washington, Inc.	10,940	1,125,617
Fastenal Co.	37,040	1,864,223
FedEx Corp.	15,928	3,357,782
Fortive Corp.	21,896	1,386,674
Fortune Brands Home & Security, Inc.	8,462	519,821
Generac Holdings, Inc.(b)(c)	4,126	909,412
General Dynamics Corp.	15,270	3,495,761
General Electric Co.	71,201	5,229,001
HEICO Corp.(c)	2,797	425,983
HEICO Corp., Class A	4,712	577,597
Honeywell International, Inc.	44,036	8,338,217
Howmet Aerospace, Inc.	24,339	862,331
Huntington Ingalls Industries, Inc.	2,568	591,308
IDEX Corp.	4,895	984,923
Illinois Tool Works, Inc.	20,156	3,926,993
Ingersoll Rand, Inc.	26,211	1,241,615
J.B. Hunt Transport Services, Inc.	5,383	936,750
Jacobs Solutions, Inc.	8,339	1,038,873
Johnson Controls International PLC(c)	45,002	2,436,408
Knight-Swift Transportation Holdings, Inc.	10,133	511,818
L3Harris Technologies, Inc.	12,477	2,847,127
Leidos Holdings, Inc.	8,399	798,325
Lennox International, Inc.	2,071	497,289
Lockheed Martin Corp.	15,493	6,508,764
Lyft, Inc., Class A(b)(c)	19,757	291,021
Masco Corp.	15,263	776,429
Nordson Corp.(c)	3,349	760,792
Norfolk Southern Corp.	15,450	3,756,358
Northrop Grumman Corp.	9,537	4,558,591
Old Dominion Freight Line, Inc.	6,233	1,691,699
Otis Worldwide Corp.	27,359	1,975,867
Owens Corning	6,404	523,399
PACCAR, Inc.	22,388	1,959,174
Parker-Hannifin Corp.	8,292	2,197,380
Pentair PLC	10,669	474,771
Plug Power, Inc.(b)(c)	33,358	935,358
Quanta Services, Inc.(c)	9,252	1,307,308
Raytheon Technologies Corp.	96,207	8,634,578
Republic Services, Inc.	14,245	2,033,046

	Shares	Value
Industrials-(continued)
Robert Half International, Inc.	7,132	$548,950
Rockwell Automation, Inc.	7,521	1,782,026
Rollins, Inc.	14,234	480,540
Sensata Technologies Holding PLC	10,141	408,479
Snap-on, Inc.	3,416	744,210
Southwest Airlines Co.(b)	9,507	348,907
Stanley Black & Decker, Inc.	9,766	860,385
Textron, Inc.	13,969	871,386
Trane Technologies PLC	15,058	2,319,986
TransDigm Group, Inc.	3,355	2,014,308
TransUnion(c)	12,331	910,891
Uber Technologies, Inc.(b)	95,271	2,739,994
Union Pacific Corp.	40,650	9,126,331
United Parcel Service, Inc., Class B(c)	47,510	9,241,170
United Rentals, Inc.(b)	4,659	1,360,614
Verisk Analytics, Inc.(c)	10,215	1,911,839
W.W. Grainger, Inc.(c)	2,975	1,650,946
Wabtec Corp.	11,225	983,871
Waste Connections, Inc.	16,636	2,315,398
Waste Management, Inc.	26,856	4,539,470
Xylem, Inc.	11,599	1,056,669

		182,333,459

Information Technology-27.71%
Accenture PLC, Class A	40,974	11,819,360
Adobe, Inc.(b)(c)	30,566	11,414,567
Advanced Micro Devices, Inc.(b)	104,829	8,896,837
Affirm Holdings, Inc.(b)(c)	12,246	286,924
Akamai Technologies, Inc.(b)(c)	10,311	930,877
Amphenol Corp., Class A	38,565	2,835,684
Analog Devices, Inc.	33,626	5,095,348
ANSYS, Inc.(b)	5,589	1,387,749
Apple, Inc.(c)	1,047,430	164,676,945
Applied Materials, Inc.	56,276	5,293,883
AppLovin Corp., Class A(b)(c)	7,646	188,321
Arista Networks, Inc.(b)	15,953	1,912,446
Arrow Electronics, Inc.(b)	4,372	458,229
Autodesk, Inc.(b)	14,072	2,838,885
Automatic Data Processing, Inc.	27,172	6,641,109
Avalara, Inc.(b)	5,615	514,278
Bentley Systems, Inc., Class B	12,271	451,205
Bill.com Holdings, Inc.(b)(c)	6,035	976,946
Black Knight, Inc.(b)	9,993	661,137
Block, Inc., Class A(b)(c)	33,561	2,312,688
Broadcom, Inc.(c)	26,123	13,038,251
Broadridge Financial Solutions, Inc.	7,583	1,297,982
Cadence Design Systems, Inc.(b)	17,864	3,104,227
CDW Corp.	8,698	1,484,749
Ceridian HCM Holding, Inc.(b)	8,819	525,965
Cisco Systems, Inc.	267,899	11,980,443
Citrix Systems, Inc.	8,125	835,006
Cloudflare, Inc., Class A(b)(c)	16,376	1,024,646
Cognex Corp.	11,223	472,601
Cognizant Technology Solutions Corp., Class A	33,780	2,133,883
Corning, Inc.	51,693	1,774,104
Coupa Software, Inc.(b)(c)	4,811	280,962
Crowdstrike Holdings, Inc., Class A(b)	13,112	2,394,382
Datadog, Inc., Class A(b)(c)	15,567	1,633,757
Dell Technologies, Inc., Class C	17,745	679,456

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco PureBetaSM MSCI USA ETF (PBUS)–(continued)

August 31, 2022

	Shares	Value
Information Technology-(continued)
DocuSign, Inc.(b)	12,765	$743,178
Dropbox, Inc., Class A(b)	18,580	397,426
Dynatrace, Inc.(b)	12,923	493,400
Enphase Energy, Inc.(b)	8,735	2,502,053
Entegris, Inc.	9,539	905,060
EPAM Systems, Inc.(b)(c)	3,683	1,570,799
F5, Inc.(b)	3,935	618,031
Fair Isaac Corp.(b)	1,701	764,429
Fidelity National Information Services, Inc.	39,510	3,610,029
Fiserv, Inc.(b)	39,724	4,019,672
FleetCor Technologies, Inc.(b)	4,753	1,010,155
Fortinet, Inc.(b)	43,984	2,141,581
Gartner, Inc.(b)	5,210	1,486,517
Global Payments, Inc.(c)	18,155	2,255,396
GoDaddy, Inc., Class A(b)	10,464	793,380
Guidewire Software, Inc.(b)(c)	5,085	364,645
Hewlett Packard Enterprise Co.	83,715	1,138,524
HP, Inc.	67,772	1,945,734
HubSpot, Inc.(b)(c)	2,936	989,549
Intel Corp.	264,514	8,443,287
International Business Machines Corp.	58,099	7,462,817
Intuit, Inc.	17,347	7,490,088
Jack Henry & Associates, Inc.	4,694	902,187
Juniper Networks, Inc.	20,812	591,477
Keysight Technologies, Inc.(b)	11,757	1,926,855
KLA Corp.	9,654	3,322,231
Lam Research Corp.	8,984	3,934,183
Marvell Technology, Inc.	54,979	2,574,117
Mastercard, Inc., Class A	56,178	18,222,458
Microchip Technology, Inc.	35,755	2,333,014
Micron Technology, Inc.(c)	72,055	4,073,269
Microsoft Corp.	459,622	120,177,364
MongoDB, Inc.(b)(c)	4,403	1,421,553
Monolithic Power Systems, Inc.	2,866	1,298,814
Motorola Solutions, Inc.	10,844	2,639,538
NetApp, Inc.	14,321	1,032,974
NortonLifeLock, Inc.	37,436	845,679
NVIDIA Corp.	161,983	24,449,714
NXP Semiconductors N.V. (China)	16,985	2,795,391
Okta, Inc.(b)	9,752	891,333
ON Semiconductor Corp.(b)(c)	28,108	1,932,987
Oracle Corp.	103,468	7,672,152
Palantir Technologies, Inc., Class A(b)(c)	105,752	816,405
Palo Alto Networks, Inc.(b)(c)	6,445	3,588,640
Paychex, Inc.	21,019	2,592,483
Paycom Software, Inc.(b)	3,313	1,163,526
PayPal Holdings, Inc.(b)	71,238	6,656,479
PTC, Inc.(b)	7,158	822,383
Qorvo, Inc.(b)	6,859	615,801
QUALCOMM, Inc.	72,452	9,583,226
RingCentral, Inc., Class A(b)	5,152	221,742
Roper Technologies, Inc.	6,851	2,758,076
salesforce.com, inc.(b)	64,296	10,037,892
Seagate Technology Holdings PLC(c)	13,203	884,073
ServiceNow, Inc.(b)(c)	12,968	5,636,152
Skyworks Solutions, Inc.	10,410	1,025,905
Snowflake, Inc., Class A(b)(c)	14,404	2,606,404
SolarEdge Technologies, Inc.(b)(c)	3,583	988,801
Splunk, Inc.(b)	10,408	937,032

	Shares	Value
Information Technology-(continued)
SS&C Technologies Holdings, Inc.	14,853	$828,203
Synopsys, Inc.(b)	9,896	3,424,214
TE Connectivity Ltd. (Switzerland)	20,841	2,630,343
Teledyne Technologies, Inc.(b)	3,024	1,113,921
Teradyne, Inc.	10,363	877,124
Texas Instruments, Inc.	59,627	9,850,977
Trade Desk, Inc. (The), Class A(b)	28,599	1,793,157
Trimble, Inc.(b)	16,199	1,024,587
Twilio, Inc., Class A(b)(c)	11,084	771,225
Tyler Technologies, Inc.(b)	2,657	987,102
Unity Software, Inc.(b)(c)	12,306	525,712
VeriSign, Inc.(b)	6,394	1,165,115
Visa, Inc., Class A(c)	106,460	21,154,667
VMware, Inc., Class A	13,630	1,581,489
Western Digital Corp.(b)	20,194	853,398
Western Union Co. (The)	25,377	376,087
Workday, Inc., Class A(b)	12,873	2,118,381
Zebra Technologies Corp., Class A(b)	3,392	1,023,163
Zendesk, Inc.(b)	7,834	601,416
Zoom Video Communications, Inc., Class A(b)(c)	14,654	1,178,182
Zscaler, Inc.(b)(c)	5,476	871,998

		632,122,353

Materials-2.58%
Air Products and Chemicals, Inc.	14,346	3,621,648
Albemarle Corp.	7,576	2,030,065
Alcoa Corp.(c)	11,881	587,872
Amcor PLC	97,411	1,169,906
Avery Dennison Corp.	5,290	971,350
Ball Corp.	20,694	1,154,932
Celanese Corp.	6,965	772,140
CF Industries Holdings, Inc.	13,494	1,396,089
Cleveland-Cliffs, Inc.(b)(c)	33,837	584,365
Corteva, Inc.(c)	46,775	2,873,388
Crown Holdings, Inc.	8,004	725,082
Dow, Inc.	47,100	2,402,100
DuPont de Nemours, Inc.	32,993	1,835,730
Eastman Chemical Co.	8,340	758,940
Ecolab, Inc.	16,598	2,719,250
FMC Corp.	8,135	879,231
Freeport-McMoRan, Inc.	93,654	2,772,158
International Flavors & Fragrances, Inc.	16,385	1,810,215
International Paper Co.	22,777	947,979
Linde PLC (United Kingdom)	32,521	9,198,890
LyondellBasell Industries N.V., Class A	16,870	1,400,210
Martin Marietta Materials, Inc.	4,031	1,401,619
Mosaic Co. (The)	23,417	1,261,474
Newmont Corp.	51,309	2,122,140
Nucor Corp.(c)	17,211	2,288,030
Packaging Corp. of America	6,055	829,051
PPG Industries, Inc.(c)	15,212	1,931,620
RPM International, Inc.	8,368	779,563
Sealed Air Corp.	9,545	513,616
Sherwin-Williams Co. (The)	15,986	3,710,351
Steel Dynamics, Inc.(c)	12,315	994,067
Vulcan Materials Co.	8,563	1,425,654
Westlake Corp.(c)	2,474	244,011
WestRock Co.	16,486	669,167

		58,781,903

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco PureBetaSM MSCI USA ETF (PBUS)–(continued)

August 31, 2022

	Shares	Value
Real Estate-3.01%
Alexandria Real Estate Equities, Inc.	10,031	$1,538,755
American Homes 4 Rent, Class A	20,190	717,956
American Tower Corp.	29,517	7,498,794
AvalonBay Communities, Inc.	9,000	1,808,190
Boston Properties, Inc.	9,588	761,575
Camden Property Trust	6,546	841,226
CBRE Group, Inc., Class A(b)	21,144	1,669,530
Crown Castle, Inc.	28,012	4,785,290
Digital Realty Trust, Inc.	18,415	2,276,646
Duke Realty Corp.	24,870	1,463,600
Equinix, Inc.	5,888	3,870,595
Equity LifeStyle Properties, Inc.(c)	11,394	798,719
Equity Residential	23,013	1,684,091
Essex Property Trust, Inc.	4,212	1,116,433
Extra Space Storage, Inc.	8,632	1,715,437
Gaming and Leisure Properties, Inc.	16,527	797,758
Healthcare Realty Trust, Inc.(c)	24,500	595,840
Healthpeak Properties, Inc.	34,707	911,059
Host Hotels & Resorts, Inc.	45,967	816,834
Invitation Homes, Inc.	39,481	1,432,371
Iron Mountain, Inc.(c)	18,688	983,176
Kimco Realty Corp.	39,677	836,391
Medical Properties Trust, Inc.(c)	38,551	563,230
Mid-America Apartment Communities, Inc.	7,411	1,227,780
Prologis, Inc.	47,887	5,962,410
Public Storage	10,194	3,372,481
Realty Income Corp.	38,917	2,657,253
Regency Centers Corp.	9,914	603,168
SBA Communications Corp., Class A	6,999	2,276,425
Simon Property Group, Inc.	21,259	2,167,993
Sun Communities, Inc.	7,867	1,209,237
UDR, Inc.	20,529	921,136
Ventas, Inc.	25,703	1,230,146
VICI Properties, Inc.(c)	61,957	2,043,961
Vornado Realty Trust(c)	10,546	276,516
W.P. Carey, Inc.(c)	12,478	1,048,526
Welltower, Inc.	29,367	2,250,981
Weyerhaeuser Co.	48,045	1,641,217
Zillow Group, Inc., Class C(b)(c)	10,641	356,048

		68,728,774

Utilities-3.07%
AES Corp. (The)	42,975	1,093,714
Alliant Energy Corp.	16,121	984,026
Ameren Corp.	16,704	1,547,124
American Electric Power Co., Inc.	33,221	3,328,744
American Water Works Co., Inc.	11,692	1,735,677
Atmos Energy Corp.	8,993	1,019,626

	Shares	Value
Utilities-(continued)
CenterPoint Energy, Inc.	40,505	$1,277,123
CMS Energy Corp.	18,644	1,259,216
Consolidated Edison, Inc.	22,919	2,240,103
Constellation Energy Corp.	21,134	1,724,323
Dominion Energy, Inc.	52,463	4,291,473
DTE Energy Co.	12,461	1,624,167
Duke Energy Corp.	49,804	5,324,545
Edison International	24,523	1,661,924
Entergy Corp.	13,087	1,508,931
Essential Utilities, Inc.	16,105	791,561
Evergy, Inc.	14,759	1,011,434
Eversource Energy	22,191	1,990,311
Exelon Corp.	63,409	2,784,289
FirstEnergy Corp.	34,865	1,378,911
NextEra Energy, Inc.	127,082	10,809,595
NiSource, Inc.	26,121	770,831
NRG Energy, Inc.	15,350	633,648
PG&E Corp.(b)(c)	95,897	1,182,410
PPL Corp.	47,299	1,375,455
Public Service Enterprise Group, Inc.	32,313	2,079,665
Sempra Energy	20,327	3,353,345
Southern Co. (The)	68,734	5,297,329
UGI Corp.	13,530	534,435
Vistra Corp.(c)	25,141	622,240
WEC Energy Group, Inc.	20,313	2,095,083
Xcel Energy, Inc.	35,233	2,616,050

		69,947,308

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.90% (Cost $2,419,498,749)		2,278,682,909

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-12.11%
Invesco Private Government Fund, 2.29%(d)(e)(f)	77,205,584	77,205,584
Invesco Private Prime Fund, 2.37%(d)(e)(f)	199,077,694	199,097,606

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $276,301,088)		276,303,190

TOTAL INVESTMENTS IN SECURITIES-112.01% (Cost $2,695,799,837)		2,554,986,099
OTHER ASSETS LESS LIABILITIES-(12.01)%		(273,940,989)

NET ASSETS-100.00%		$2,281,045,110

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco PureBetaSM MSCI USA ETF (PBUS)–(continued)

August 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Invesco Ltd.	$462,824	$164,702	$(63,448)	$(191,226)	$(5,110)	$367,742	$15,791

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	46,470,194	(46,470,194)	-	-	-	4,475
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,815,320	190,251,644	(116,861,380)	-	-	77,205,584	104,668	*
Invesco Private Prime Fund	9,010,612	415,951,556	(225,854,133)	2,102	(12,531)	199,097,606	294,720	*

Total	$13,288,756	$652,838,096	$(389,249,155)	$(189,124)	$(17,641)	$276,670,932	$419,654

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Communication Services-2.21%
AdTheorent Holding Co., Inc.(b)	162	$428
Advantage Solutions, Inc.(b)	845	3,076
Altice USA, Inc., Class A(b)	1,624	16,240
AMC Networks, Inc., Class A(b)	216	5,787
Angi, Inc., Class A(b)	545	2,213
Anterix, Inc.(b)	93	3,948
ATN International, Inc.	87	4,076
Audacy, Inc.(b)	968	534
Bandwidth, Inc., Class A(b)(c)	173	2,681
Boston Omaha Corp., Class A(b)(c)	135	3,622
Bumble, Inc., Class A(b)(c)	533	13,352
Cardlytics, Inc.(b)(c)	255	3,376
Cargurus, Inc.(b)(c)	648	12,118
Cars.com, Inc.(b)(c)	492	6,273
Cinemark Holdings, Inc.(b)(c)	885	12,461
Clear Channel Outdoor Holdings, Inc.(b)	2,579	4,126
Cogent Communications Holdings, Inc.	326	17,359
Consolidated Communications Holdings, Inc.(b)	447	2,566
E.W. Scripps Co. (The), Class A(b)(c)	411	6,144
EchoStar Corp., Class A(b)	279	5,136
Endeavor Group Holdings, Inc., Class A(b)	667	15,088
Eventbrite, Inc., Class A(b)	651	4,629
EverQuote, Inc., Class A(b)	148	1,280
Frontier Communications Parent, Inc.(b)	1,534	39,516
fuboTV, Inc.(b)(c)	1,377	4,985
Gannett Co., Inc.(b)	1,061	2,461
Globalstar, Inc.(b)	5,613	11,226
Gogo, Inc.(b)	389	5,781
Gray Television, Inc.(c)	595	11,364
IDT Corp., Class B(b)	145	3,708
iHeartMedia, Inc., Class A(b)(c)	859	7,602
IMAX Corp.(b)	352	5,519
Innovid Corp. (Israel)(b)	448	1,644
Iridium Communications, Inc.(b)(c)	902	40,040
John Wiley & Sons, Inc., Class A(c)	331	15,236
Liberty Latin America Ltd., Class A (Chile)(b)	287	2,009
Liberty Latin America Ltd., Class C (Chile)(b)(c)	1,160	8,085
Liberty Media Corp.-Liberty Braves, Class A(b)(c)	65	1,826
Liberty Media Corp.-Liberty Braves, Class C(b)	335	9,159
Lions Gate Entertainment Corp., Class A(b)(c)	453	4,462
Lions Gate Entertainment Corp., Class B(b)	942	8,789
Loyalty Ventures, Inc.(b)	138	291
Madison Square Garden Entertainment Corp.(b)(c)	184	10,223
Madison Square Garden Sports Corp., Class A(b)	110	17,630
Magnite, Inc.(b)(c)	894	6,732
Marcus Corp. (The)(c)	172	2,767
MediaAlpha, Inc., Class A(b)(c)	253	2,113
New York Times Co. (The), Class A(c)	1,306	39,820
Nexstar Media Group, Inc., Class A	318	60,840
Nextdoor Holdings, Inc.(b)(c)	328	1,043
Playstudios, Inc.(b)	621	2,248
PubMatic, Inc., Class A(b)	293	5,734
QuinStreet, Inc.(b)(c)	405	4,864
Radius Global Infrastructure, Inc., Class A(b)(c)	590	8,124
Scholastic Corp.	231	10,605
Shenandoah Telecommunications Co.(c)	370	8,247

	Shares	Value
Communication Services-(continued)
Shutterstock, Inc.	191	$10,583
Sinclair Broadcast Group, Inc., Class A	382	8,438
Skillz, Inc., (Acquired 5/27/2021 - 6/8/2022; Cost $13,271)(b)(c)(d)	1,784	2,373
Stagwell, Inc.(b)(c)	487	3,302
TechTarget, Inc.(b)(c)	214	13,889
TEGNA, Inc.	1,658	35,481
Telephone & Data Systems, Inc.	751	12,219
Thryv Holdings, Inc.(b)(c)	160	4,093
TripAdvisor, Inc.(b)	759	18,064
TrueCar, Inc.(b)	668	1,456
United States Cellular Corp.(b)(c)	106	3,031
Vimeo, Inc.(b)	1,150	6,808
Vinco Ventures, Inc.(b)	922	894
WideOpenWest, Inc.(b)(c)	411	7,316
World Wrestling Entertainment, Inc., Class A	331	22,511
Yelp, Inc.(b)	549	18,759
Ziff Davis, Inc.(b)(c)	352	27,203
ZipRecruiter, Inc., Class A(b)(c)	292	4,871

		712,497

Consumer Discretionary-12.91%
1-800-Flowers.com, Inc., Class A(b)	152	1,319
2U, Inc.(b)(c)	582	4,144
Aaron’s Co., Inc. (The)	227	2,701
Abercrombie & Fitch Co., Class A(b)	424	6,101
Academy Sports & Outdoors, Inc.(c)	633	27,270
Accel Entertainment, Inc.(b)(c)	443	4,169
Acushnet Holdings Corp.	277	13,199
Adient PLC(b)	714	23,705
ADT, Inc.	1,197	8,726
Adtalem Global Education, Inc.(b)	371	13,983
Allbirds, Inc., Class A(b)	606	2,491
American Axle & Manufacturing Holdings, Inc.(b)(c)	892	9,232
American Eagle Outfitters, Inc.(c)	1,203	13,546
American Public Education, Inc.(b)(c)	147	1,519
America’s Car-Mart, Inc.(b)(c)	47	3,789
AMMO, Inc.(b)(c)	663	2,526
Arko Corp.	382	3,640
Asbury Automotive Group, Inc.(b)(c)	166	28,964
Autoliv, Inc. (Sweden)	645	50,175
AutoNation, Inc.(b)	297	37,006
Bally’s Corp.(b)(c)	255	6,041
BARK, Inc.(b)(c)	459	1,065
Beachbody Co., Inc. (The)(b)	783	908
Bed Bath & Beyond, Inc.(b)(c)	531	5,060
Big Lots, Inc.	216	4,443
BJ’s Restaurants, Inc.(b)	188	4,715
Bloomin’ Brands, Inc.(c)	627	12,678
Boot Barn Holdings, Inc.(b)(c)	222	14,790
Bowlero Corp.(b)(c)	283	3,345
Boxed, Inc.(b)	209	222
Boyd Gaming Corp.	634	34,509
Bright Horizons Family Solutions, Inc.(b)	465	31,713
Brinker International, Inc.(b)	333	8,162
Brunswick Corp.	596	44,527
Buckle, Inc. (The)(c)	235	7,586

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2022

	Shares	Value
Consumer Discretionary-(continued)
Caleres, Inc.	296	$7,554
Callaway Golf Co.(b)(c)	1,048	23,192
Camping World Holdings, Inc., Class A	323	9,729
Canoo, Inc.(b)(c)	831	2,651
Capri Holdings Ltd.(b)	1,143	53,927
CarParts.com, Inc.(b)(c)	298	1,931
Carriage Services, Inc.	112	3,966
Carter’s, Inc.	307	22,672
Carvana Co.(b)	704	23,225
Cavco Industries, Inc.(b)	70	16,381
Century Communities, Inc.	228	10,645
Cheesecake Factory, Inc. (The)	357	10,931
Chegg, Inc.(b)	1,013	19,936
Chico’s FAS, Inc.(b)	919	5,220
Children’s Place, Inc. (The)(b)(c)	124	5,230
Choice Hotels International, Inc.	284	32,578
Churchill Downs, Inc.	265	52,229
Chuy’s Holdings, Inc.(b)	157	3,506
Clarus Corp.(c)	173	2,624
Columbia Sportswear Co.(c)	266	18,950
Container Store Group, Inc. (The)(b)(c)	253	1,715
ContextLogic, Inc., Class A(b)	3,469	4,510
Coursera, Inc.(b)	426	4,899
Cracker Barrel Old Country Store, Inc.	167	18,026
Cricut, Inc., Class A(b)	204	1,273
Crocs, Inc.(b)	483	35,597
Dana, Inc.	976	15,099
Dave & Buster’s Entertainment, Inc.(b)(c)	298	12,319
Deckers Outdoor Corp.(b)(c)	207	66,565
Denny’s Corp.(b)	500	4,725
Designer Brands, Inc., Class A(c)	487	8,308
Dick’s Sporting Goods, Inc.	446	47,441
Dillard’s, Inc., Class A(c)	47	13,923
Dine Brands Global, Inc.	128	8,525
Dorman Products, Inc.(b)	202	18,311
DraftKings, Inc., Class A(b)(c)	2,976	47,795
Dream Finders Homes, Inc., Class A(b)(c)	138	1,704
Duluth Holdings, Inc., Class B(b)	164	1,455
Duolingo, Inc.(b)	130	12,223
Dutch Bros, Inc., Class A(b)	201	7,336
El Pollo Loco Holdings, Inc.(b)	159	1,439
Ethan Allen Interiors, Inc.	169	4,017
European Wax Center, Inc., Class A	191	4,131
Everi Holdings, Inc.(b)	704	13,024
EVgo, Inc.(b)(c)	513	4,868
F45 Training Holdings, Inc.(b)	148	370
Faraday Future Intelligent Electric, Inc.(b)	1,020	1,142
Fisker, Inc.(b)(c)	1,234	11,143
Five Below, Inc.(b)(c)	435	55,628
Floor & Decor Holdings, Inc., Class A(b)(c)	829	67,447
Foot Locker, Inc.(c)	681	25,088
Fox Factory Holding Corp.(b)	330	30,759
Franchise Group, Inc.(c)	216	7,320
frontdoor, inc.(b)(c)	617	14,487
Funko, Inc., Class A(b)	224	4,988
GameStop Corp., Class A(b)(c)	2,032	58,196
Gap, Inc. (The)(c)	1,529	13,975
Genesco, Inc.(b)	103	5,828
Gentex Corp.	1,830	49,941
Gentherm, Inc.(b)(c)	250	14,975

	Shares	Value
Consumer Discretionary-(continued)
G-III Apparel Group Ltd.(b)	338	$7,122
Golden Entertainment, Inc.(b)	148	5,662
Goodyear Tire & Rubber Co. (The)(b)	2,212	31,034
GoPro, Inc., Class A(b)(c)	940	5,725
Graham Holdings Co., Class B	31	17,528
Grand Canyon Education, Inc.(b)	265	21,566
Green Brick Partners, Inc.(b)	255	6,212
Group 1 Automotive, Inc.	122	21,788
Groupon, Inc.(b)(c)	168	1,665
GrowGeneration Corp.(b)(c)	370	1,758
Guess?, Inc.	312	5,451
H&R Block, Inc.	1,250	56,250
Hanesbrands, Inc.	2,634	22,942
Harley-Davidson, Inc.(c)	1,096	42,273
Haverty Furniture Cos., Inc., (Acquired 12/7/2020 - 6/8/2022; Cost $3,945)(d)	127	3,406
Helen of Troy Ltd.(b)	180	22,253
Hibbett, Inc.	97	5,684
Hilton Grand Vacations, Inc.(b)(c)	706	28,791
Holley, Inc.(b)(c)	325	1,843
Hovnanian Enterprises, Inc., Class A(b)	44	1,764
Hyatt Hotels Corp., Class A	397	35,579
Installed Building Products, Inc.	195	17,659
iRobot Corp.(b)(c)	204	12,012
Jack in the Box, Inc.(c)	158	12,618
Johnson Outdoors, Inc., Class A(c)	46	2,812
KB Home(c)	598	17,133
Kohl’s Corp.	1,007	28,619
Kontoor Brands, Inc.	381	14,185
Krispy Kreme, Inc.(c)	502	5,898
Lands’ End, Inc.(b)(c)	99	1,368
Latham Group, Inc.(b)	372	2,124
Laureate Education, Inc., Class A	853	9,400
La-Z-Boy, Inc.	368	9,712
LCI Industries	199	23,058
Leggett & Platt, Inc.(c)	1,047	40,016
Leslie’s, Inc.(b)(c)	1,166	16,534
Levi Strauss & Co., Class A	761	12,853
LGI Homes, Inc.(b)(c)	163	15,470
Life Time Group Holdings, Inc.(b)(c)	216	2,560
Light & Wonder, Inc.(b)	723	35,593
Lindblad Expeditions Holdings, Inc.(b)	237	1,832
Liquidity Services, Inc.(b)	218	3,813
Lithia Motors, Inc., Class A(c)	225	59,724
LL Flooring Holdings, Inc.(b)	229	1,864
Lordstown Motors Corp., Class A(b)(c)	1,232	2,636
Lovesac Co. (The)(b)	106	3,270
Luminar Technologies, Inc.(b)(c)	1,699	14,645
M.D.C. Holdings, Inc.(c)	424	13,178
M/I Homes, Inc.(b)	216	9,340
Macy’s, Inc.	2,112	36,580
Malibu Boats, Inc., Class A(b)	164	9,845
MarineMax, Inc.(b)(c)	171	6,214
Marriott Vacations Worldwide Corp.	314	44,720
Mattel, Inc.(b)	2,760	61,051
Membership Collective Group, Inc., Class A (United Kingdom)(b)(c)	246	1,395
Meritage Homes Corp.(b)	278	21,781
Mister Car Wash, Inc.(b)(c)	560	5,550
Modine Manufacturing Co.(b)	351	5,258

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2022

	Shares	Value
Consumer Discretionary-(continued)
Monarch Casino & Resort, Inc.(b)	110	$6,643
Monro, Inc.(c)	259	11,994
Movado Group, Inc.	123	3,922
Murphy USA, Inc.	180	52,231
National Vision Holdings, Inc.(b)(c)	621	20,636
Nordstrom, Inc.(c)	838	14,338
Norwegian Cruise Line Holdings Ltd.(b)(c)	3,274	42,824
ODP Corp. (The)(b)	330	11,797
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	427	23,617
OneSpaWorld Holdings Ltd. (Bahamas)(b)(c)	591	5,207
Overstock.com, Inc.(b)	353	9,213
Oxford Industries, Inc.(c)	121	12,914
Papa John’s International, Inc.	255	20,612
Party City Holdco, Inc.(b)(c)	832	1,639
Patrick Industries, Inc.	168	8,899
Peloton Interactive, Inc., Class A(b)	2,285	23,284
PENN Entertainment, Inc.(b)(c)	1,314	41,036
Penske Automotive Group, Inc.(c)	233	27,473
Perdoceo Education Corp.(b)(c)	546	6,323
Petco Health & Wellness Co., Inc.(b)(c)	743	11,086
PetMed Express, Inc.	160	3,291
Planet Fitness, Inc., Class A(b)(c)	665	45,054
Playa Hotels & Resorts N.V.(b)	1,150	7,544
PLBY Group, Inc.(b)(c)	136	612
Polaris, Inc.	442	50,065
Porch Group, Inc.(b)	645	1,387
Portillo’s, Inc., Class A(b)	266	5,857
Poshmark, Inc., Class A(b)	105	1,136
PowerSchool Holdings, Inc., Class A(b)	372	6,696
Purple Innovation, Inc.(b)	394	1,127
PVH Corp.	528	29,700
Quotient Technology, Inc.(b)	624	1,161
Qurate Retail, Inc., Class A(c)	2,649	8,212
Ralph Lauren Corp.(c)	347	31,692
RCI Hospitality Holdings, Inc.	58	3,782
RealReal, Inc. (The)(b)(c)	607	1,299
Red Rock Resorts, Inc., Class A	413	15,785
Rent-A-Center, Inc.	476	12,300
Revolve Group, Inc.(b)	313	7,352
RH(b)(c)	155	39,666
Rover Group, Inc.(b)	613	2,336
Rush Street Interactive, Inc.(b)(c)	414	2,004
Ruth’s Hospitality Group, Inc.	255	4,646
Sally Beauty Holdings, Inc.(b)(c)	828	12,321
SeaWorld Entertainment, Inc.(b)(c)	372	18,693
Service Corp. International	1,233	76,088
Shake Shack, Inc., Class A(b)(c)	280	13,345
Shoe Carnival, Inc.(c)	138	3,283
Signet Jewelers Ltd.(c)	371	24,252
Six Flags Entertainment Corp.(b)(c)	569	12,603
Skechers U.S.A., Inc., Class A(b)	1,060	40,068
Skyline Champion Corp.(b)	428	24,255
Sleep Number Corp.(b)(c)	176	7,292
Smith & Wesson Brands, Inc.(c)	373	4,961
Snap One Holdings Corp.(b)	119	1,332
Solid Power, Inc.(b)	778	5,119
Sonic Automotive, Inc., Class A(c)	159	8,457
Sonos, Inc.(b)(c)	957	14,393
Sportsman’s Warehouse Holdings, Inc.(b)(c)	340	2,706
Standard Motor Products, Inc.	173	6,349

	Shares	Value
Consumer Discretionary-(continued)
Steven Madden Ltd.	581	$16,913
Stitch Fix, Inc., Class A(b)	626	3,143
Stoneridge, Inc.(b)(c)	214	4,066
Strategic Education, Inc.	175	11,322
Stride, Inc.(b)(c)	305	11,633
Sturm Ruger & Co., Inc.	138	7,210
Tapestry, Inc.	1,972	68,488
Target Hospitality Corp.(b)	266	3,535
Taylor Morrison Home Corp., Class A(b)	867	21,770
Tempur Sealy International, Inc.(c)	1,294	32,363
Tenneco, Inc., Class A(b)(c)	608	11,467
Terminix Global Holdings, Inc.(b)	950	40,517
Texas Roadhouse, Inc.	513	45,534
Thor Industries, Inc.(c)	438	35,482
ThredUp, Inc., Class A(b)	411	991
Toll Brothers, Inc.	875	38,316
TopBuild Corp.(b)	254	46,675
Traeger, Inc.(b)(c)	420	1,109
Travel + Leisure Co.	645	27,348
TravelCenters of America, Inc.(b)(c)	98	5,300
Tri Pointe Homes, Inc.(b)(c)	804	13,933
Tupperware Brands Corp.(b)(c)	393	4,417
Under Armour, Inc., Class A(b)	1,420	11,956
Under Armour, Inc., Class C(b)	1,620	12,296
Universal Electronics, Inc.(b)	106	2,356
Urban Outfitters, Inc.(b)(c)	479	9,642
Victoria’s Secret & Co.(b)(c)	666	22,271
Vista Outdoor, Inc.(b)	422	11,867
Visteon Corp.(b)	212	25,404
Vivid Seats, Inc.	174	1,408
Vivint Smart Home, Inc.(b)	314	1,966
Volta, Inc.(b)(c)	891	1,907
Vuzix Corp.(b)(c)	475	3,567
Warby Parker, Inc.(b)(c)	501	6,298
Weber, Inc., Class A(c)	138	991
Wendy’s Co. (The)	1,410	27,044
Williams-Sonoma, Inc.(c)	548	81,515
Wingstop, Inc.(c)	234	26,643
Winmark Corp.	23	4,747
Winnebago Industries, Inc.	239	13,762
Wolverine World Wide, Inc.(c)	613	11,978
Workhorse Group, Inc.(b)(c)	1,224	3,831
WW International, Inc.(b)	409	2,135
Wyndham Hotels & Resorts, Inc.	718	46,914
Xometry, Inc., Class A(b)(c)	96	4,705
XPEL, Inc.(b)(c)(e)	145	9,937
YETI Holdings, Inc.(b)	684	25,233
Zumiez, Inc.(b)(c)	146	3,790

		4,153,781

Consumer Staples-4.06%
Andersons, Inc. (The)	249	9,220
AppHarvest, Inc.(b)	768	2,212
B&G Foods, Inc.(c)	539	11,675
Beauty Health Co. (The)(b)(c)	676	7,842
BellRing Brands, Inc.(b)	1,040	24,638
Benson Hill, Inc.(b)(c)	846	3,003
Beyond Meat, Inc.(b)(c)	429	10,468
BJ’s Wholesale Club Holdings, Inc.(b)	1,058	78,810
Boston Beer Co., Inc. (The), Class A(b)(c)	77	25,955

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2022

	Shares	Value
Consumer Staples-(continued)
BRC, Inc.(b)	183	$1,784
Calavo Growers, Inc.	132	5,549
Cal-Maine Foods, Inc.	283	15,172
Casey’s General Stores, Inc.	289	61,780
Celsius Holdings, Inc.(b)(c)	325	33,634
Central Garden & Pet Co.(b)	76	3,034
Central Garden & Pet Co., Class A(b)	319	12,045
Chefs’ Warehouse, Inc. (The)(b)	259	8,635
Coca-Cola Consolidated, Inc.	40	18,973
Coty, Inc., Class A(b)	2,564	19,256
Darling Ingredients, Inc.(b)	1,265	96,216
Duckhorn Portfolio, Inc. (The)(b)	301	5,490
Edgewell Personal Care Co.	386	15,039
elf Beauty, Inc.(b)	367	13,994
Energizer Holdings, Inc.	512	14,387
Flowers Foods, Inc.	1,573	42,943
Fresh Del Monte Produce, Inc.	280	7,655
Freshpet, Inc.(b)(c)	374	16,280
Grocery Outlet Holding Corp.(b)	717	28,766
Hain Celestial Group, Inc. (The)(b)	684	13,858
Herbalife Nutrition Ltd.(b)	743	19,385
Honest Co., Inc. (The)(b)	433	1,563
Hostess Brands, Inc.(b)	1,083	25,104
Ingles Markets, Inc., Class A	100	8,753
Ingredion, Inc.	523	45,538
Inter Parfums, Inc.	158	12,406
J&J Snack Foods Corp.(c)	132	19,672
John B. Sanfilippo & Son, Inc.	70	5,651
Lamb Weston Holdings, Inc.	1,131	89,948
Lancaster Colony Corp.	151	25,451
Local Bounti Corp.(b)(c)	227	844
Medifast, Inc.	88	11,042
MGP Ingredients, Inc.	98	10,727
Mission Produce, Inc.(b)(c)	319	5,136
National Beverage Corp.(c)	175	9,705
Nu Skin Enterprises, Inc., Class A	372	15,230
Performance Food Group Co.(b)	1,196	59,776
Pilgrim’s Pride Corp.(b)	400	11,388
Post Holdings, Inc.(b)	439	38,966
PriceSmart, Inc.	184	11,642
Reynolds Consumer Products, Inc.(c)	474	13,239
Rite Aid Corp.(b)	423	3,037
Seaboard Corp.	2	7,725
Simply Good Foods Co. (The)(b)	668	20,407
Sovos Brands, Inc.(b)	227	3,466
SpartanNash Co.	301	9,159
Spectrum Brands Holdings, Inc.(c)	306	19,275
Sprouts Farmers Market, Inc.(b)	835	24,131
Tattooed Chef, Inc.(b)(c)	322	2,145
Tootsie Roll Industries, Inc.(c)	128	4,586
TreeHouse Foods, Inc.(b)(c)	376	17,522
Turning Point Brands, Inc.(c)	112	2,612
United Natural Foods, Inc.(b)	438	19,307
Universal Corp.	184	9,391
US Foods Holding Corp.(b)	1,555	47,614
USANA Health Sciences, Inc.(b)	94	6,065
Utz Brands, Inc.	482	8,030
Vector Group Ltd.	985	9,653
Veru, Inc.(b)	498	7,619
Vintage Wine Estates, Inc.(b)	232	1,371

	Shares	Value
Consumer Staples-(continued)
Vital Farms, Inc.(b)	126	$1,632
WD-40 Co.(c)	110	20,808
Weis Markets, Inc.(c)	122	9,481

		1,304,515

Energy-5.53%
Alto Ingredients, Inc.(b)(c)	539	2,328
Antero Midstream Corp.(c)	2,333	23,493
Antero Resources Corp.(b)	2,170	86,974
Arch Resources, Inc.	116	16,887
Archaea Energy, Inc.(b)	535	10,572
Archrock, Inc.	1,025	7,575
Berry Corp.	441	4,035
Brigham Minerals, Inc., Class A	356	10,591
Bristow Group, Inc.(b)	56	1,625
Cactus, Inc., Class A	473	18,896
California Resources Corp.	412	20,584
Callon Petroleum Co.(b)	370	15,747
Centrus Energy Corp.(b)	83	4,134
ChampionX Corp.	1,593	34,743
Chesapeake Energy Corp.	897	90,140
Chord Energy Corp.	314	44,447
Civitas Resources, Inc.(c)	432	29,026
Clean Energy Fuels Corp.(b)(c)	1,306	8,776
CNX Resources Corp.(b)(c)	1,522	26,894
Comstock Resources, Inc.(b)(c)	700	13,720
CONSOL Energy, Inc.	253	18,160
Core Laboratories N.V	347	5,604
Crescent Energy Co., Class A	257	4,402
CVR Energy, Inc.	237	7,740
Delek US Holdings, Inc.(c)	501	14,153
Denbury, Inc.(b)	396	35,216
DMC Global, Inc.(b)(c)	147	3,281
Dorian LPG Ltd.	253	3,681
Dril-Quip, Inc.(b)	260	5,754
DT Midstream, Inc.	759	41,904
Earthstone Energy, Inc., Class A(b)(c)	302	4,590
EnLink Midstream LLC(b)	2,003	20,350
Enviva, Inc.	252	17,519
Equitrans Midstream Corp.	3,219	29,840
Expro Group Holdings N.V.(b)	559	7,558
Gevo, Inc.(b)(c)	1,841	5,762
Gran Tierra Energy, Inc. (Colombia)(b)	2,763	3,896
Green Plains, Inc.(b)(c)	405	14,835
Gulfport Energy Corp.(b)	97	9,483
Helix Energy Solutions Group, Inc.(b)	1,127	4,869
Helmerich & Payne, Inc.	824	35,226
Hess Midstream L.P., Class A(c)	322	9,116
HF Sinclair Corp.	1,223	64,366
International Seaways, Inc.	294	8,682
Kimbell Royalty Partners L.P.	326	5,783
Kinetik Holdings, Inc., Class A(c)	129	4,756
Kosmos Energy Ltd. (Ghana)(b)	3,420	24,179
Laredo Petroleum, Inc.(b)(c)	108	8,382
Liberty Energy, Inc., Class A(b)	965	14,475
Magnolia Oil & Gas Corp., Class A	1,321	31,532
Matador Resources Co.	918	54,713
Murphy Oil Corp.	1,156	45,049
Nabors Industries Ltd.(b)	70	9,276
New Fortress Energy, Inc.	311	17,836

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2022

	Shares	Value
Energy-(continued)
NextDecade Corp.(b)	279	$2,056
NexTier Oilfield Solutions, Inc.(b)	1,595	14,945
Noble Corp.(b)	355	10,774
Northern Oil and Gas, Inc.	515	16,295
NOV, Inc.	3,043	53,770
Oceaneering International, Inc.(b)	780	6,903
Ovintiv, Inc.	2,021	107,396
Par Pacific Holdings, Inc.(b)	355	6,674
Patterson-UTI Energy, Inc.	1,694	25,241
PBF Energy, Inc., Class A(b)	757	25,859
PDC Energy, Inc.	777	52,766
Peabody Energy Corp.(b)(c)	901	22,219
Permian Resources Corp., Class A(b)	1,562	12,855
Plains GP Holdings L.P., Class A(b)	1,441	17,263
ProPetro Holding Corp.(b)	604	5,533
Range Resources Corp.(b)	2,112	69,400
Ranger Oil Corp., Class A(c)	159	6,199
REX American Resources Corp.(b)	126	3,818
RPC, Inc.	593	4,714
SandRidge Energy, Inc.(b)(c)	234	4,909
Select Energy Services, Inc., Class A(b)	500	3,555
SilverBow Resources, Inc.(b)	68	2,704
SM Energy Co.	954	42,043
Southwestern Energy Co.(b)	6,934	51,936
Talos Energy, Inc.(b)	431	8,935
TechnipFMC PLC (United Kingdom)(b)(c)	3,364	27,518
Tellurian, Inc.(b)(c)	3,782	15,128
Tidewater, Inc.(b)	79	1,751
Transocean Ltd.(b)(c)	5,066	18,339
Uranium Energy Corp.(b)	2,634	11,906
US Silica Holdings, Inc.(b)	562	7,885
Valaris Ltd.(b)(c)	172	8,769
Viper Energy Partners L.P	463	14,131
W&T Offshore, Inc.(b)(c)	754	4,901
Weatherford International PLC(b)	448	12,607
World Fuel Services Corp.	476	12,281

		1,777,133

Financials-16.22%
1st Source Corp.	138	6,512
Affiliated Managers Group, Inc.(c)	303	38,590
AGNC Investment Corp.	4,057	48,481
Allegiance Bancshares, Inc.	151	6,396
Amalgamated Financial Corp.	110	2,475
A-Mark Precious Metals, Inc.	136	4,204
Ambac Financial Group, Inc.(b)	364	5,493
Amerant Bancorp, Inc.(c)	216	5,657
American Equity Investment Life Holding Co.(c)	592	22,496
Ameris Bancorp	496	23,153
AMERISAFE, Inc.	166	7,938
Apollo Commercial Real Estate Finance, Inc.	1,002	11,673
Arbor Realty Trust, Inc.(c)	1,129	16,912
Ares Commercial Real Estate Corp.	413	5,447
Ares Management Corp., Class A(c)	1,142	84,668
Argo Group International Holdings Ltd.	261	5,123
ARMOUR Residential REIT, Inc.	858	6,092
Arrow Financial Corp.	126	4,046
Artisan Partners Asset Management, Inc.,
Class A(c)	505	17,049
AssetMark Financial Holdings, Inc.(b)	173	3,346

	Shares	Value
Financials-(continued)
Associated Banc-Corp.	1,124	$22,525
Assured Guaranty Ltd.	473	24,156
Atlantic Union Bankshares Corp.	567	18,399
Atlanticus Holdings Corp.(b)	40	1,139
AXIS Capital Holdings Ltd.	629	33,431
Axos Financial, Inc.(b)(c)	404	16,879
B. Riley Financial, Inc.	119	5,923
Banc of California, Inc.	435	7,343
BancFirst Corp.(c)	137	14,777
Bancorp, Inc. (The)(b)(c)	404	9,583
Bank First Corp.	54	4,389
Bank of Hawaii Corp.	315	24,576
Bank of Marin Bancorp	123	3,801
Bank OZK	927	37,571
BankUnited, Inc.	638	23,638
Banner Corp.	255	15,494
Bar Harbor Bankshares	118	3,343
Berkshire Hills Bancorp, Inc.	347	9,789
BGC Partners, Inc., Class A	2,264	9,101
Blackstone Mortgage Trust, Inc., Class A(c)	1,267	36,718
Blucora, Inc.(b)	331	6,646
Blue Owl Capital, Inc.	1,974	21,911
BOK Financial Corp.(c)	231	20,529
Bread Financial Holdings, Inc.	372	14,296
Brighthouse Financial, Inc.(b)	575	27,341
Brightsphere Investment Group, Inc.	315	5,383
BrightSpire Capital, Inc.	883	7,417
Broadmark Realty Capital, Inc.	987	6,366
Brookline Bancorp, Inc.	655	8,168
BRP Group, Inc., Class A(b)(c)	434	13,628
Byline Bancorp, Inc.	172	3,751
Cadence Bank	1,454	37,048
Camden National Corp.	118	5,337
Cannae Holdings, Inc.(b)(c)	585	12,642
Capital City Bank Group, Inc.	106	3,385
Capitol Federal Financial, Inc.	1,092	9,894
Cathay General Bancorp	540	22,648
CBTX, Inc.(c)	135	4,023
Central Pacific Financial Corp.	217	4,728
Chimera Investment Corp.(c)	1,779	15,121
City Holding Co.(c)	113	9,606
CNO Financial Group, Inc.	889	16,366
Cohen & Steers, Inc.	215	15,347
Columbia Banking System, Inc.(c)	591	17,700
Columbia Financial, Inc.(b)(c)	282	6,015
Comerica, Inc.	1,024	82,227
Commerce Bancshares, Inc.	842	57,904
Community Bank System, Inc.(c)	407	26,610
Community Trust Bancorp, Inc.	126	5,324
Compass Diversified Holdings	470	9,804
ConnectOne Bancorp, Inc.	282	7,058
Cowen, Inc., Class A	205	7,882
Credit Acceptance Corp.(b)	51	27,136
CrossFirst Bankshares, Inc.(b)	361	4,758
Cullen/Frost Bankers, Inc.	472	61,341
Curo Group Holdings Corp.	147	970
Customers Bancorp, Inc.(b)	242	8,395
CVB Financial Corp.	1,082	28,392
Diamond Hill Investment Group, Inc.	25	4,276
Dime Community Bancshares, Inc.(c)	253	7,909

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2022

	Shares	Value
Financials-(continued)
Donegal Group, Inc., Class A	111	$1,612
Donnelley Financial Solutions, Inc.(b)	219	9,297
Dynex Capital, Inc.	272	4,219
Eagle Bancorp, Inc.	241	11,696
East West Bancorp, Inc.	1,111	80,181
Eastern Bankshares, Inc.	1,247	24,192
Ellington Financial, Inc.	419	6,151
Employers Holdings, Inc.	233	9,124
Enact Holdings, Inc.	246	6,248
Encore Capital Group, Inc.(b)	183	10,006
Enova International, Inc.(b)	254	8,875
Enstar Group Ltd.(b)	94	17,789
Enterprise Financial Services Corp.	270	12,344
Essent Group Ltd.	817	32,672
Evercore, Inc., Class A	318	29,793
F.N.B. Corp.	2,752	32,804
FB Financial Corp.	288	11,411
Federal Agricultural Mortgage Corp., Class C	68	7,428
Federated Hermes, Inc., Class B	656	22,343
First American Financial Corp.	843	45,100
First Bancorp	1,544	22,079
First Bancorp/Southern Pines NC	293	10,668
First Bancshares, Inc. (The)	165	4,934
First Busey Corp.	395	9,085
First Commonwealth Financial Corp.	709	9,557
First Community Bankshares, Inc.(c)	122	3,847
First Financial Bancorp	708	15,279
First Financial Bankshares, Inc.	1,059	45,018
First Financial Corp.	87	4,046
First Foundation, Inc.	372	7,053
First Hawaiian, Inc.	1,003	25,787
First Horizon Corp.	4,188	94,733
First Interstate BancSystem, Inc., Class A(c)	729	29,350
First Merchants Corp.	444	17,680
First Mid Bancshares, Inc.	138	4,878
First of Long Island Corp. (The)	177	3,259
FirstCash Holdings, Inc.	309	24,090
Flagstar Bancorp, Inc.	401	15,451
Flushing Financial Corp.	207	4,275
Focus Financial Partners, Inc., Class A(b)	448	17,539
Franklin BSP Realty Trust, Inc.(c)	655	8,449
Freedom Holding Corp. (Kazakhstan)(b)(c)	138	7,994
Fulton Financial Corp.	1,257	20,401
Genworth Financial, Inc., Class A(b)	3,812	16,087
German American Bancorp, Inc.(c)	198	7,437
Glacier Bancorp, Inc.(c)	866	43,889
Goosehead Insurance, Inc., Class A(b)	143	7,436
Granite Point Mortgage Trust, Inc.	421	3,966
Great Southern Bancorp, Inc.	85	4,996
Green Dot Corp., Class A(b)	382	7,751
Hagerty, Inc.(b)(c)	185	2,078
Hamilton Lane, Inc., Class A(c)	265	18,439
Hancock Whitney Corp.	676	32,603
Hanmi Financial Corp.	228	5,636
Hannon Armstrong Sustainable Infrastructure
Capital, Inc.(c)	681	26,913
Hanover Insurance Group, Inc. (The)	280	36,229
HarborOne Bancorp, Inc.	381	5,197
HCI Group, Inc.	64	3,059
Heartland Financial USA, Inc.	316	14,116

	Shares	Value
Financials-(continued)
Heritage Commerce Corp.	464	$5,239
Heritage Financial Corp.	263	6,835
Hilltop Holdings, Inc.(c)	391	10,322
Hingham Institution for Savings (The)(c)	12	3,563
Hippo Holdings, Inc.(b)	2,192	2,126
Home BancShares, Inc.	1,530	36,001
HomeStreet, Inc.	150	5,222
Hope Bancorp, Inc.	903	13,066
Horace Mann Educators Corp.	311	11,124
Horizon Bancorp, Inc.	311	5,884
Houlihan Lokey, Inc.	387	30,379
Independent Bank Corp.	356	27,850
Independent Bank Corporation	161	3,304
Independent Bank Group, Inc.(c)	289	19,467
Interactive Brokers Group, Inc., Class A	728	44,838
International Bancshares Corp.	455	18,987
Invesco Mortgage Capital, Inc.(f)	225	3,575
Jackson Financial, Inc., Class A	395	12,348
James River Group Holdings Ltd.	293	6,962
Janus Henderson Group PLC(c)	1,078	25,225
Jefferies Financial Group, Inc.	1,501	48,167
Kearny Financial Corp.	490	5,566
Kemper Corp.	480	22,080
Kinsale Capital Group, Inc.	171	43,362
KKR Real Estate Finance Trust, Inc.(c)	345	6,645
Ladder Capital Corp.	889	9,832
Lakeland Bancorp, Inc.	461	7,510
Lakeland Financial Corp.(c)	190	14,315
Lemonade, Inc.(b)(c)	385	8,516
LendingClub Corp.(b)	732	9,567
LendingTree, Inc.(b)	94	2,866
Live Oak Bancshares, Inc.	253	9,169
Luther Burbank Corp.	122	1,599
MBIA, Inc.(b)(c)	347	4,091
Mercantile Bank Corp.	119	3,937
Merchants Bancorp	118	3,182
Mercury General Corp.	216	6,890
Metropolitan Bank Holding Corp.(b)(c)	75	5,369
MFA Financial, Inc.	721	7,881
MGIC Investment Corp.	2,371	33,882
Midland States Bancorp, Inc.	167	4,190
MidWestOne Financial Group, Inc.	119	3,630
Moelis & Co., Class A	491	20,455
Morningstar, Inc.	202	46,054
Mr. Cooper Group, Inc.(b)(c)	526	22,250
National Bank Holdings Corp., Class A	224	8,989
National Western Life Group, Inc., Class A	19	3,616
Navient Corp.	1,145	17,622
NBT Bancorp, Inc.	328	12,720
Nelnet, Inc., Class A	114	9,603
New York Community Bancorp, Inc.(c)	3,657	35,802
New York Mortgage Trust, Inc.(c)	2,970	8,316
Nicolet Bankshares, Inc.(b)(c)	95	7,275
NMI Holdings, Inc., Class A(b)	611	12,544
Northfield Bancorp, Inc.	360	5,306
Northwest Bancshares, Inc.	905	12,733
OceanFirst Financial Corp.(c)	476	9,253
OFG Bancorp	371	10,091
Old National Bancorp	2,318	38,687
Old Republic International Corp.	2,270	49,577

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2022

	Shares	Value
Financials-(continued)
Old Second Bancorp, Inc.	267	$3,663
OneMain Holdings, Inc.(c)	912	31,856
Open Lending Corp., Class A(b)	804	7,807
Oportun Financial Corp.(b)	132	675
Origin Bancorp, Inc.	161	6,577
Oscar Health, Inc., Class A(b)(c)	334	2,214
Pacific Premier Bancorp, Inc.	743	24,341
PacWest Bancorp	920	24,224
Palomar Holdings, Inc.(b)(c)	190	15,065
Park National Corp.(c)	122	16,083
Pathward Financial, Inc.	223	7,350
Peapack-Gladstone Financial Corp.	125	4,209
PennyMac Financial Services, Inc.(c)	354	18,804
PennyMac Mortgage Investment Trust	715	10,618
Peoples Bancorp, Inc.	211	6,307
Perella Weinberg Partners	281	2,020
Pinnacle Financial Partners, Inc.	596	48,103
Piper Sandler Cos	136	15,582
PJT Partners, Inc., Class A	175	12,113
Popular, Inc.	600	46,332
PRA Group, Inc.(b)(c)	330	12,190
Preferred Bank	109	7,395
Premier Financial Corp.(c)	273	7,376
Primerica, Inc.	301	38,152
ProAssurance Corp.	420	8,984
PROG Holdings, Inc.(b)	413	7,657
Prosperity Bancshares, Inc.	713	50,537
Provident Financial Services, Inc.	550	12,776
QCR Holdings, Inc.	127	7,093
Radian Group, Inc.	1,318	27,823
Ready Capital Corp.	531	6,956
Redwood Trust, Inc.	885	6,859
Reinsurance Group of America, Inc.	521	65,313
RenaissanceRe Holdings Ltd. (Bermuda)	340	45,988
Renasant Corp.	418	13,936
Republic Bancorp, Inc., Class A	79	3,358
Rithm Capital Corp.(c)	3,655	34,467
RLI Corp.	319	35,013
Rocket Cos., Inc., Class A(c)	1,016	8,026
Root, Inc., Class A(b)(c)	26	322
Ryan Specialty Holdings, Inc., Class A(b)(c)	648	27,449
S&T Bancorp, Inc.	300	8,892
Safety Insurance Group, Inc.	112	10,086
Sandy Spring Bancorp, Inc.	338	13,020
Seacoast Banking Corp. of Florida	457	14,770
Selective Insurance Group, Inc.	475	37,724
Selectquote, Inc.(b)(c)	988	1,097
ServisFirst Bancshares, Inc.	383	32,310
Silvergate Capital Corp., Class A(b)	248	22,598
Simmons First National Corp., Class A	1,023	24,133
SiriusPoint Ltd. (Bermuda)(b)	697	3,116
SLM Corp.	2,099	32,073
SoFi Technologies, Inc.(b)(c)	4,661	27,593
South State Corp.	591	46,122
Southside Bancshares, Inc.	231	8,704
Starwood Property Trust, Inc.	2,360	54,115
StepStone Group, Inc., Class A	372	10,152
Stewart Information Services Corp.	203	10,280
Stifel Financial Corp.	827	49,049
Stock Yards Bancorp, Inc.	229	15,174

	Shares	Value
Financials-(continued)
StoneX Group, Inc.(b)	133	$12,348
Synovus Financial Corp.	1,129	45,341
Texas Capital Bancshares, Inc.(b)	397	23,435
TFS Financial Corp.(c)	442	6,321
Tompkins Financial Corp.	97	6,949
Towne Bank	520	14,815
TPG RE Finance Trust, Inc.	394	3,648
TPG, Inc.	265	7,780
TriCo Bancshares	234	11,042
Triumph Bancorp, Inc.(b)(c)	178	11,020
Trupanion, Inc.(b)(c)	257	18,139
TrustCo Bank Corp.	152	5,068
Trustmark Corp.	440	13,878
Two Harbors Investment Corp.(c)	2,586	12,542
UMB Financial Corp.	360	32,209
Umpqua Holdings Corp.	1,699	30,140
United Bankshares, Inc.	1,074	39,845
United Community Banks, Inc.	799	26,790
United Fire Group, Inc.	168	4,944
Universal Insurance Holdings, Inc.	216	2,579
Univest Financial Corp.	231	5,729
Unum Group	1,583	59,917
Upstart Holdings, Inc.(b)	597	15,462
UWM Holdings Corp.(c)	749	2,711
Valley National Bancorp	3,309	38,451
Veritex Holdings, Inc.	423	12,737
Victory Capital Holdings, Inc., Class A	129	3,455
Virtu Financial, Inc., Class A	688	15,796
Virtus Investment Partners, Inc.	59	11,284
Voya Financial, Inc.	800	49,224
Walker & Dunlop, Inc.	238	23,909
Washington Federal, Inc.	489	15,653
Washington Trust Bancorp, Inc.	136	6,886
Waterstone Financial, Inc.	168	2,905
WesBanco, Inc.	460	15,737
Westamerica Bancorporation	203	11,358
Western Alliance Bancorporation	848	65,059
White Mountains Insurance Group Ltd.(c)	23	31,510
Wintrust Financial Corp.	450	37,953
WisdomTree Investments, Inc.	851	4,264
World Acceptance Corp.(b)(c)	32	3,720
WSFS Financial Corp.	490	23,691
Zions Bancorporation N.A	1,173	64,550

		5,217,048

Health Care-13.88%
10X Genomics, Inc., Class A(b)(c)	632	20,850
1Life Healthcare, Inc.(b)	1,010	17,382
23andMe Holding Co., Class A(b)(c)	1,926	6,491
2seventy bio, Inc.(b)	276	4,065
4D Molecular Therapeutics, Inc.(b)	190	1,493
Acadia Healthcare Co., Inc.(b)	709	58,088
Acadia Pharmaceuticals, Inc.(b)	907	14,902
Accolade, Inc.(b)(c)	428	4,357
Aclaris Therapeutics, Inc.(b)	323	5,139
AdaptHealth Corp.(b)	490	8,805
Adaptive Biotechnologies Corp.(b)(c)	710	6,333
Addus HomeCare Corp.(b)	135	12,045
Adicet Bio, Inc.(b)	137	1,940
Aerie Pharmaceuticals, Inc.(b)	353	5,330

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2022

	Shares	Value
Health Care-(continued)
Agenus, Inc.(b)	2,255	$6,088
Agiliti, Inc.(b)(c)	253	4,063
agilon health, inc.(b)(c)	1,586	32,957
Agios Pharmaceuticals, Inc.(b)(c)	372	9,486
Akero Therapeutics, Inc.(b)(c)	123	1,445
Albireo Pharma, Inc.(b)	129	2,258
Alector, Inc.(b)(c)	409	4,233
Alignment Healthcare, Inc.(b)(c)	634	9,643
Alkermes PLC(b)	1,280	30,298
Allogene Therapeutics, Inc.(b)(c)	738	10,118
Allovir, Inc.(b)	282	2,118
Allscripts Healthcare Solutions, Inc.(b)	875	14,875
Alphatec Holdings, Inc.(b)(c)	517	3,924
ALX Oncology Holdings, Inc.(b)	132	1,716
Amedisys, Inc.(b)(c)	255	30,205
American Well Corp., Class A(b)(c)	1,463	6,657
Amicus Therapeutics, Inc.(b)(c)	1,581	17,755
AMN Healthcare Services, Inc.(b)	350	35,924
Amneal Pharmaceuticals, Inc.(b)	760	1,649
Amphastar Pharmaceuticals, Inc.(b)	318	9,413
AnaptysBio, Inc.(b)(c)	138	3,204
Anavex Life Sciences Corp.(b)(c)	566	5,428
AngioDynamics, Inc.(b)(c)	298	6,598
ANI Pharmaceuticals, Inc.(b)(c)	90	3,320
Anika Therapeutics, Inc.(b)	113	2,554
Apellis Pharmaceuticals, Inc.(b)(c)	667	40,360
Apollo Medical Holdings, Inc.(b)(c)	292	12,594
Arcturus Therapeutics Holdings, Inc.(b)	166	2,331
Arcus Biosciences, Inc.(b)(c)	370	8,910
Arcutis Biotherapeutics, Inc.(b)	352	9,486
Arrowhead Pharmaceuticals, Inc.(b)	787	31,252
Artivion, Inc.(b)(c)	299	6,626
Arvinas, Inc.(b)(c)	336	14,226
ATAI Life Sciences N.V. (Germany)(b)	907	4,081
Atara Biotherapeutics, Inc.(b)(c)	567	2,274
Atea Pharmaceuticals, Inc.(b)(c)	564	4,230
AtriCure, Inc.(b)	331	15,100
Atrion Corp.	12	7,247
Aurinia Pharmaceuticals, Inc. (Canada)(b)	854	6,285
Avanos Medical, Inc.(b)	356	8,768
Aveanna Healthcare Holdings, Inc.(b)	362	659
Avid Bioservices, Inc.(b)(c)	483	8,317
Avidity Biosciences, Inc.(b)(c)	259	5,082
Axonics, Inc.(b)	294	21,241
Axsome Therapeutics, Inc.(b)	236	15,057
Azenta, Inc.	587	30,941
Beam Therapeutics, Inc.(b)(c)	440	24,024
BioCryst Pharmaceuticals, Inc.(b)(c)	1,397	19,418
Biohaven Pharmaceutical Holding Co. Ltd.(b)	473	70,643
BioLife Solutions, Inc.(b)	246	5,808
Bionano Genomics, Inc.(b)(c)	2,176	5,396
Bioventus, Inc., Class A(b)	227	1,659
Bioxcel Therapeutics, Inc.(b)(c)	154	2,107
Blueprint Medicines Corp.(b)(c)	466	34,121
Bridgebio Pharma, Inc.(b)(c)	528	5,544
Brookdale Senior Living, Inc.(b)	1,256	5,526
Bruker Corp.	818	45,808
Butterfly Network, Inc.(b)(c)	852	5,308
C4 Therapeutics, Inc.(b)	254	2,560
Cano Health, Inc.(b)	1,084	6,688

	Shares	Value
Health Care-(continued)
Cara Therapeutics, Inc.(b)(c)	315	$3,251
Cardiovascular Systems, Inc.(b)	316	4,174
CareDx, Inc.(b)(c)	409	8,012
CareMax, Inc.(b)	362	2,476
Caribou Biosciences, Inc.(b)	366	3,612
Cassava Sciences, Inc.(b)(c)	294	7,565
Castle Biosciences, Inc.(b)(c)	158	4,582
Catalyst Pharmaceuticals, Inc.(b)(c)	765	10,358
Celldex Therapeutics, Inc.(b)	293	8,907
Celularity, Inc.(b)	209	566
Cerevel Therapeutics Holdings, Inc.(b)(c)	444	12,920
Certara, Inc.(b)(c)	780	12,223
Cerus Corp.(b)	1,345	5,528
Change Healthcare, Inc.(b)	1,995	49,017
Chemed Corp.	115	54,762
ChemoCentryx, Inc.(b)	446	22,737
Chimerix, Inc.(b)	572	1,258
Chinook Therapeutics, Inc.(b)(c)	297	6,178
CinCor Pharma, Inc.(b)	163	5,505
Clover Health Investments Corp.(b)(c)	2,325	6,068
Codexis, Inc.(b)	453	3,176
Coherus Biosciences, Inc.(b)(c)	481	5,378
Collegium Pharmaceutical, Inc.(b)	252	4,430
Community Health Systems, Inc.(b)	873	2,322
Computer Programs & Systems, Inc.(b)	109	3,326
CONMED Corp.(c)	231	20,460
Corcept Therapeutics, Inc.(b)	719	18,565
CorVel Corp.(b)	72	11,187
Covetrus, Inc.(b)	878	18,324
Crinetics Pharmaceuticals, Inc.(b)	280	5,286
CRISPR Therapeutics AG (Switzerland)(b)(c)	567	36,906
Cross Country Healthcare, Inc.(b)	284	7,208
CryoPort, Inc.(b)	371	12,117
Cullinan Oncology, Inc.(b)	120	1,618
Cutera, Inc.(b)(c)	112	5,348
Cytek Biosciences, Inc.(b)	504	5,872
Cytokinetics, Inc.(b)	630	33,365
Deciphera Pharmaceuticals, Inc.(b)	263	4,268
Definitive Healthcare Corp.(b)	255	5,120
Denali Therapeutics, Inc.(b)	646	17,875
DermTech, Inc.(b)(c)	138	767
DICE Therapeutics, Inc.(b)(c)	71	1,115
DocGo, Inc.(b)	605	6,171
Dynavax Technologies Corp.(b)(c)	856	9,818
Dyne Therapeutics, Inc.(b)	177	1,735
Eagle Pharmaceuticals, Inc.(b)	88	2,884
Editas Medicine, Inc.(b)(c)	532	7,820
Embecta Corp.	427	13,630
Emergent BioSolutions, Inc.(b)	347	8,335
Enanta Pharmaceuticals, Inc.(b)	148	9,010
Encompass Health Corp.(c)	779	37,836
Enhabit, Inc.(b)	391	6,491
Enovis Corp.(b)(c)	366	18,538
Ensign Group, Inc. (The)	413	35,229
Envista Holdings Corp.(b)	1,254	46,511
EQRx, Inc.(b)	1,100	5,379
Erasca, Inc.(b)(c)	191	1,723
Establishment Labs Holdings, Inc. (Costa
Rica)(b)(c)	149	9,265
Evolent Health, Inc., Class A(b)(c)	610	22,417

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2022

	Shares	Value
Health Care-(continued)
Evolus, Inc.(b)(c)	272	$2,614
Exelixis, Inc.(b)	2,473	43,871
Fate Therapeutics, Inc.(b)(c)	623	16,285
FibroGen, Inc.(b)(c)	651	8,098
Figs, Inc., Class A(b)(c)	514	5,942
Forma Therapeutics Holdings, Inc.(b)	254	3,404
Fulcrum Therapeutics, Inc.(b)(c)	201	1,487
Fulgent Genetics, Inc.(b)	151	6,564
Generation Bio Co.(b)	290	1,485
Geron Corp.(b)	2,539	6,703
Glaukos Corp.(b)	353	17,138
Global Blood Therapeutics, Inc.(b)(c)	484	32,864
Globus Medical, Inc., Class A(b)(c)	621	36,757
GoodRx Holdings, Inc., Class A(b)	551	3,361
Gossamer Bio., Inc.(b)(c)	394	5,496
GreenLight Biosciences Holdings PBC(b)(c)	372	1,056
Guardant Health, Inc.(b)	721	36,093
Haemonetics Corp.(b)(c)	401	30,087
Halozyme Therapeutics, Inc.(b)	1,068	43,500
Hanger, Inc.(b)	299	5,570
Harmony Biosciences Holdings, Inc.(b)(c)	175	7,684
Health Catalyst, Inc.(b)(c)	335	4,020
HealthEquity, Inc.(b)(c)	661	43,679
HealthStream, Inc.(b)	199	4,404
Heron Therapeutics, Inc.(b)	762	3,117
Heska Corp.(b)(c)	80	7,286
Hims & Hers Health, Inc.(b)	885	5,629
Humacyte, Inc.(b)	405	1,478
ICU Medical, Inc.(b)(c)	159	25,281
Ideaya Biosciences, Inc.(b)	212	2,084
IGM Biosciences, Inc.(b)	66	1,281
Imago Biosciences, Inc.(b)(c)	92	1,337
ImmunityBio, Inc.(b)(c)	897	3,588
ImmunoGen, Inc.(b)	1,712	9,947
Immunovant, Inc.(b)	317	1,633
Inari Medical, Inc.(b)(c)	333	23,094
Inhibrx, Inc.(b)	173	3,069
Innoviva, Inc.(b)(c)	487	6,409
Inogen, Inc.(b)	151	4,323
Inovio Pharmaceuticals, Inc.(b)	1,645	3,767
Insmed, Inc.(b)(c)	936	23,044
Inspire Medical Systems, Inc.(b)	214	40,979
Integer Holdings Corp.(b)(c)	251	15,831
Integra LifeSciences Holdings Corp.(b)	565	26,956
Intellia Therapeutics, Inc.(b)	535	32,132
Intercept Pharmaceuticals, Inc.(b)(c)	175	3,040
Intra-Cellular Therapies, Inc.(b)	665	33,423
Invitae Corp.(b)(c)	1,618	4,919
Ionis Pharmaceuticals, Inc.(b)(c)	995	42,307
Iovance Biotherapeutics, Inc.(b)(c)	884	9,476
iRhythm Technologies, Inc.(b)(c)	233	34,356
Ironwood Pharmaceuticals, Inc.(b)(c)	1,075	11,567
iTeos Therapeutics, Inc.(b)(c)	149	3,305
IVERIC bio, Inc.(b)(c)	605	5,953
Joint Corp. (The)(b)	113	2,061
Karuna Therapeutics, Inc.(b)	209	53,308
Karyopharm Therapeutics, Inc.(b)(c)	530	2,682
Keros Therapeutics, Inc.(b)	106	3,749
Kezar Life Sciences, Inc.(b)	321	3,300
Kiniksa Pharmaceuticals Ltd., Class A(b)(c)	324	3,797

	Shares	Value
Health Care-(continued)
Kodiak Sciences, Inc.(b)(c)	243	$2,432
Krystal Biotech, Inc.(b)	137	9,605
Kura Oncology, Inc.(b)(c)	443	6,140
Kymera Therapeutics, Inc.(b)(c)	257	7,265
Lantheus Holdings, Inc.(b)	527	41,528
LeMaitre Vascular, Inc.	153	7,555
Lexicon Pharmaceuticals, Inc.(b)	450	1,238
LHC Group, Inc.(b)	229	36,977
Ligand Pharmaceuticals, Inc.(b)	131	12,103
LivaNova PLC(b)(c)	401	22,557
MacroGenics, Inc.(b)	380	1,509
Madrigal Pharmaceuticals, Inc.(b)(c)	93	6,707
MannKind Corp.(b)	1,851	6,756
Maravai LifeSciences Holdings, Inc., Class A(b)	840	17,531
MaxCyte, Inc.(b)	504	2,621
Medpace Holdings, Inc.(b)(c)	201	29,670
MeiraGTx Holdings PLC(b)	174	1,444
Meridian Bioscience, Inc.(b)	324	10,559
Merit Medical Systems, Inc.(b)	444	26,298
Mersana Therapeutics, Inc.(b)	582	4,365
Merus N.V. (Netherlands)(b)	216	5,115
Mesa Laboratories, Inc.	40	6,834
MiMedx Group, Inc.(b)	568	2,005
Mirati Therapeutics, Inc.(b)	306	24,795
Mirum Pharmaceuticals, Inc.(b)(c)	156	3,897
ModivCare, Inc.(b)	99	10,724
Monte Rosa Therapeutics, Inc.(b)(c)	223	1,766
Morphic Holding, Inc.(b)(c)	148	4,073
Multiplan Corp.(b)	1,439	5,065
Myovant Sciences Ltd.(b)	336	5,742
Myriad Genetics, Inc.(b)(c)	609	13,605
NanoString Technologies, Inc.(b)(c)	328	4,448
Natera, Inc.(b)	716	35,270
National HealthCare Corp.(c)	109	7,570
National Research Corp.(c)	110	3,752
Nektar Therapeutics(b)(c)	1,306	5,146
Neogen Corp.(b)(c)	809	16,908
NeoGenomics, Inc.(b)	913	9,176
Nevro Corp.(b)(c)	256	11,602
NextGen Healthcare, Inc.(b)	450	7,713
NGM Biopharmaceuticals, Inc.(b)(c)	206	2,907
Novavax, Inc.(b)(c)	612	20,220
Nurix Therapeutics, Inc.(b)(c)	254	3,995
NuVasive, Inc.(b)	389	16,536
Nuvation Bio, Inc.(b)	848	2,374
Oak Street Health, Inc.(b)(c)	815	21,353
Ocugen, Inc.(b)(c)	1,554	4,009
Omnicell, Inc.(b)	351	35,904
OPKO Health, Inc.(b)(c)	3,464	7,552
OptimizeRx Corp.(b)(c)	125	1,984
Option Care Health, Inc.(b)	1,128	34,923
OraSure Technologies, Inc.(b)(c)	567	2,319
Organogenesis Holdings, Inc.(b)	436	1,565
Organon & Co.	1,964	56,033
Orthofix Medical, Inc.(b)	155	3,084
OrthoPediatrics Corp.(b)(c)	108	5,302
Outset Medical, Inc.(b)(c)	302	5,524
Owens & Minor, Inc.(c)	539	15,906
Pacific Biosciences of California, Inc.(b)(c)	1,640	9,610
Pacira BioSciences, Inc.(b)	356	18,683

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2022

	Shares	Value
Health Care-(continued)
Paragon 28, Inc.(b)	202	$3,545
Patterson Cos., Inc.	659	18,380
Pediatrix Medical Group, Inc.(b)	606	10,799
Pennant Group, Inc. (The)(b)(c)	212	3,322
Penumbra, Inc.(b)(c)	281	46,132
Perrigo Co. PLC	1,042	38,992
PetIQ, Inc.(b)(c)	193	1,803
Phathom Pharmaceuticals, Inc.(b)(c)	111	948
Phibro Animal Health Corp., Class A	160	2,370
Phreesia, Inc.(b)(c)	358	9,186
PMV Pharmaceuticals, Inc.(b)(c)	161	2,241
Point Biopharma Global, Inc.(b)(c)	284	2,769
Praxis Precision Medicines, Inc.(b)	274	855
Precigen, Inc.(b)	727	1,607
Premier, Inc., Class A	895	31,540
Prestige Consumer Healthcare, Inc.(b)	376	19,018
Privia Health Group, Inc.(b)(c)	603	23,993
PROCEPT BioRobotics Corp.(b)	83	3,360
Progyny, Inc.(b)(c)	576	23,161
Prometheus Biosciences, Inc.(b)	73	3,819
Protagonist Therapeutics, Inc.(b)	269	2,346
Prothena Corp. PLC (Ireland)(b)(c)	248	6,837
Provention Bio, Inc.(b)	372	1,607
PTC Therapeutics, Inc.(b)	513	25,619
Pulmonx Corp.(b)	213	3,913
Quanterix Corp.(b)	313	2,927
Quantum-Si, Inc.(b)	641	2,000
QuidelOrtho Corp.(b)	396	31,387
R1 RCM, Inc.(b)	1,095	23,926
Radius Health, Inc.(b)(g)	340	27
RadNet, Inc.(b)	436	8,759
RAPT Therapeutics, Inc.(b)	186	4,968
Reata Pharmaceuticals, Inc., Class A(b)(c)	210	5,021
Recursion Pharmaceuticals, Inc., Class A(b)(c)	473	4,971
REGENXBIO, Inc.(b)(c)	276	8,142
Relay Therapeutics, Inc.(b)(c)	489	11,232
Relmada Therapeutics, Inc.(b)	148	4,313
Repare Therapeutics, Inc. (Canada)(b)	129	1,538
Repligen Corp.(b)	408	89,503
Replimune Group, Inc.(b)(c)	166	3,164
Revance Therapeutics, Inc.(b)(c)	532	10,587
REVOLUTION Medicines, Inc.(b)(c)	456	9,498
Rhythm Pharmaceuticals, Inc.(b)	277	6,260
Rigel Pharmaceuticals, Inc.(b)	1,339	1,901
Rocket Pharmaceuticals, Inc.(b)(c)	295	4,546
Roivant Sciences Ltd.(b)	2,082	7,412
Sage Therapeutics, Inc.(b)	400	15,064
Sana Biotechnology, Inc.(b)(c)	641	4,365
Sangamo Therapeutics, Inc.(b)(c)	967	5,222
Sarepta Therapeutics, Inc.(b)	651	71,206
Scholar Rock Holding Corp.(b)(c)	307	2,560
Schrodinger, Inc.(b)(c)	442	12,128
Seer, Inc.(b)(c)	246	2,485
Select Medical Holdings Corp.	895	22,948
Sema4 Holdings Corp.(b)	845	862
Senseonics Holdings, Inc.(b)(c)	2,963	5,274
Seres Therapeutics, Inc.(b)	777	3,994
Shockwave Medical, Inc.(b)	280	83,121
SI-BONE, Inc.(b)	209	3,448
SIGA Technologies, Inc.	350	5,278

	Shares	Value
Health Care-(continued)
Signify Health, Inc., Class A(b)	515	$14,368
Silk Road Medical, Inc.(b)	254	10,117
Simulations Plus, Inc.	127	7,626
SomaLogic, Inc.(b)	1,028	3,783
Sorrento Therapeutics, Inc.(b)	3,045	6,242
Sotera Health Co.(b)(c)	745	12,598
SpringWorks Therapeutics, Inc.(b)	205	5,693
STAAR Surgical Co.(b)(c)	318	30,080
Stoke Therapeutics, Inc.(b)	106	1,596
Supernus Pharmaceuticals, Inc.(b)	401	13,726
Surgery Partners, Inc.(b)	296	8,149
SurModics, Inc.(b)	109	3,672
Syndax Pharmaceuticals, Inc.(b)	380	8,972
Syneos Health, Inc.(b)	805	48,389
Tactile Systems Technology, Inc.(b)	156	1,287
Tandem Diabetes Care, Inc.(b)	482	22,047
Tango Therapeutics, Inc.(b)	230	943
Tenet Healthcare Corp.(b)	788	44,522
TG Therapeutics, Inc.(b)(c)	1,074	7,658
Theravance Biopharma, Inc.(b)	434	3,910
Tilray Brands, Inc., Class 2 (Canada)(b)(c)	3,897	14,809
TransMedics Group, Inc.(b)(c)	249	12,955
Travere Therapeutics, Inc.(b)	406	10,865
Treace Medical Concepts, Inc.(b)	125	2,504
Tricida, Inc.(b)	186	2,329
Twist Bioscience Corp.(b)(c)	401	16,088
Ultragenyx Pharmaceutical, Inc.(b)(c)	520	24,799
uniQure N.V. (Netherlands)(b)	321	6,272
United Therapeutics Corp.(b)	355	80,450
US Physical Therapy, Inc.	99	8,178
Vanda Pharmaceuticals, Inc.(b)	438	4,634
Varex Imaging Corp.(b)(c)	300	6,327
Vaxart, Inc.(b)(c)	956	2,964
Vaxcyte, Inc.(b)	253	6,618
VBI Vaccines, Inc.(b)	1,400	1,254
Vera Therapeutics, Inc.(b)	104	2,260
Veracyte, Inc.(b)(c)	590	12,036
Vericel Corp.(b)(c)	312	7,784
Verve Therapeutics, Inc.(b)(c)	246	9,437
ViewRay, Inc.(b)	965	3,300
Vir Biotechnology, Inc.(b)	542	12,872
Viridian Therapeutics, Inc.(b)	224	4,975
Xencor, Inc.(b)	411	10,846
Xenon Pharmaceuticals, Inc. (Canada)(b)	340	13,195
Y-mAbs Therapeutics, Inc.(b)(c)	257	4,133
Zentalis Pharmaceuticals, Inc.(b)(c)	341	9,142
Zimvie, Inc.(b)	168	2,557
Zogenix, Inc.(g)	376	256

		4,464,285

Industrials-16.79%
AAON, Inc.(c)	316	18,164
AAR Corp.(b)	270	11,578
ABM Industries, Inc.	507	23,525
ACCO Brands Corp.	747	4,430
Acuity Brands, Inc.(c)	272	44,589
ACV Auctions, Inc., Class A(b)(c)	922	7,846
Advanced Drainage Systems, Inc.	528	71,650
AECOM	1,049	76,734
Aerojet Rocketdyne Holdings, Inc.(b)	575	24,765

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2022

	Shares	Value
Industrials-(continued)
AeroVironment, Inc.(b)	175	$15,514
AerSale Corp.(b)	116	2,236
AGCO Corp.	490	53,268
Air Lease Corp.	814	29,597
Air Transport Services Group, Inc.(b)	136	4,098
Alamo Group, Inc.	80	10,461
Alaska Air Group, Inc.(b)	246	10,716
Albany International Corp., Class A	240	21,166
Alight, Inc., Class A(b)(c)	1,925	15,169
Allegiant Travel Co.(b)	35	3,377
Allison Transmission Holdings, Inc.	734	26,615
Altra Industrial Motion Corp.	487	18,482
Ameresco, Inc., Class A(b)(c)	240	16,524
American Airlines Group, Inc.(b)	1,221	15,861
American Woodmark Corp.(b)	131	6,790
API Group Corp.(b)(c)	1,228	19,095
Apogee Enterprises, Inc.(c)	186	7,596
Applied Industrial Technologies, Inc.	301	31,912
ArcBest Corp.	184	14,817
Arcosa, Inc.	365	21,334
Argan, Inc.	124	4,289
Armstrong World Industries, Inc.	368	30,908
Array Technologies, Inc.(b)	1,117	23,345
ASGN, Inc.(b)	400	38,680
Astec Industries, Inc.	170	6,491
Astra Space, Inc.(b)	866	739
Atkore, Inc.(b)	338	28,531
Atlas Air Worldwide Holdings, Inc.(b)(c)	57	5,695
Avis Budget Group, Inc.(b)(c)	246	41,175
Axon Enterprise, Inc.(b)	525	61,257
AZEK Co., Inc. (The)(b)(c)	876	15,987
AZZ, Inc.	184	7,840
Babcock & Wilcox Enterprises, Inc.(b)	448	3,575
Barnes Group, Inc.	363	11,271
Barrett Business Services, Inc.	59	4,758
Beacon Roofing Supply, Inc.(b)	423	23,227
Blade Air Mobility, Inc.(b)	320	1,651
Blink Charging Co.(b)	294	6,283
Bloom Energy Corp., Class A(b)(c)	1,271	32,296
Blue Bird Corp.(b)(c)	128	1,519
BlueLinx Holdings, Inc.(b)(c)	73	5,117
Boise Cascade Co.	294	18,325
Brady Corp., Class A	363	16,894
BrightView Holdings, Inc.(b)	260	2,631
Brink’s Co. (The)	372	20,564
Builders FirstSource, Inc.(b)	1,353	79,299
BWX Technologies, Inc.	719	37,481
CACI International, Inc., Class A(b)	183	51,399
Cadre Holdings, Inc.	92	2,346
Casella Waste Systems, Inc., Class A(b)(c)	397	32,526
CBIZ, Inc.(b)	353	15,412
ChargePoint Holdings, Inc., (Acquired 11/30/2021 - 8/31/2022; Cost $39,121)(b)(d)	1,718	27,952
Chart Industries, Inc.(b)(c)	284	55,056
Cimpress PLC (Ireland)(b)(c)	128	4,298
CIRCOR International, Inc.(b)(c)	159	2,592
Clean Harbors, Inc.(b)	405	47,555
Columbus McKinnon Corp.(c)	218	6,677
Comfort Systems USA, Inc.	282	28,296

	Shares	Value
Industrials-(continued)
Construction Partners, Inc.(b)(c)	323	$9,451
Core & Main, Inc., Class A(b)(c)	503	11,856
CoreCivic, Inc.(b)	905	8,625
CRA International, Inc.	58	5,302
Crane Holdings Co.	373	35,196
CSW Industrials, Inc.	112	14,179
Curtiss-Wright Corp.	299	44,010
Deluxe Corp.	333	6,407
Desktop Metal, Inc., Class A(b)(c)	1,578	5,018
Donaldson Co., Inc.	957	49,142
Douglas Dynamics, Inc.	176	5,122
Driven Brands Holdings, Inc.(b)(c)	376	11,818
Ducommun, Inc., (Acquired 5/28/2019 - 6/8/2022; Cost $4,484)(b)(d)	84	3,696
Dun & Bradstreet Holdings, Inc.	1,460	20,805
DXP Enterprises, Inc.(b)	120	3,190
Dycom Industries, Inc.(b)	226	25,339
Eagle Bulk Shipping, Inc.(c)	71	3,084
EMCOR Group, Inc.	400	47,568
Encore Wire Corp.(c)	152	19,775
Energy Recovery, Inc.(b)	384	8,809
Energy Vault Holdings, Inc.(b)	403	2,220
Enerpac Tool Group Corp.(c)	464	9,002
EnerSys(c)	310	19,335
Ennis, Inc.	206	4,373
Enovix Corp.(b)	516	11,414
EnPro Industries, Inc.	146	13,222
Esab Corp.	362	14,875
ESCO Technologies, Inc.(c)	195	15,879
ESS Tech, Inc.(b)	403	1,789
Evoqua Water Technologies Corp.(b)	950	33,326
Exponent, Inc.	406	38,107
Federal Signal Corp.	458	18,260
First Advantage Corp.(b)	416	5,757
Flowserve Corp.(c)	1,023	31,171
Fluor Corp.(b)(c)	1,112	29,401
Forrester Research, Inc.(b)	90	3,743
Forward Air Corp.	204	19,796
Franklin Covey Co.(b)	99	4,709
Franklin Electric Co., Inc.	308	26,750
FREYR Battery S.A. (Norway)(b)(c)	611	8,701
Frontier Group Holdings, Inc.(b)(c)	334	4,309
FTI Consulting, Inc.(b)	265	42,559
FuelCell Energy, Inc.(b)(c)	2,754	11,539
Gates Industrial Corp. PLC(b)	765	8,201
GATX Corp.(c)	279	26,954
Genco Shipping & Trading Ltd.	285	3,907
GEO Group, Inc. (The)(b)	954	7,804
Gibraltar Industries, Inc.(b)	268	11,216
Global Industrial Co.	129	3,880
GMS, Inc.(b)	294	14,171
Gorman-Rupp Co. (The)	164	4,331
Graco, Inc.	1,325	84,588
GrafTech International Ltd.	1,581	9,296
Granite Construction, Inc.(c)	344	10,313
Great Lakes Dredge & Dock Corp.(b)(c)	517	4,948
Greenbrier Cos., Inc. (The)	255	7,270
Griffon Corp.	318	9,969
GXO Logistics, Inc.(b)	833	36,969
H&E Equipment Services, Inc.	253	8,010

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2022

	Shares	Value
Industrials-(continued)
Harsco Corp.(b)	618	$3,504
Hawaiian Holdings, Inc.(b)(c)	106	1,589
Hayward Holdings, Inc.(b)(c)	573	6,022
Healthcare Services Group, Inc.	557	7,837
Heartland Express, Inc.	526	7,969
Heidrick & Struggles International, Inc.	154	4,383
Heliogen, Inc.(b)	552	1,325
Helios Technologies, Inc.	242	13,218
Herc Holdings, Inc.	191	21,493
Heritage-Crystal Clean, Inc.(b)	124	4,039
Hertz Global Holdings, Inc.(b)(c)	1,725	31,843
Hexcel Corp.	657	38,546
Hillenbrand, Inc.(c)	547	22,793
Hillman Solutions Corp.(b)(c)	733	6,150
HireRight Holdings Corp.(b)	177	2,878
HNI Corp.	329	10,528
Hub Group, Inc., Class A(b)	254	20,272
Hubbell, Inc.	415	85,614
Huron Consulting Group, Inc.(b)	163	10,905
Hydrofarm Holdings Group, Inc.(b)(c)	207	704
Hyliion Holdings Corp.(b)	744	2,611
Hyster-Yale Materials Handling, Inc.	97	2,826
Hyzon Motors, Inc.(b)(c)	579	1,233
IAA, Inc.(b)	1,049	39,086
ICF International, Inc.	139	14,117
Ideanomics, Inc.(b)	3,375	1,999
IES Holdings, Inc.(b)(c)	74	2,249
Insperity, Inc.	285	31,071
Insteel Industries, Inc.	152	4,393
Interface, Inc.	460	5,138
ITT, Inc.	663	48,087
Janus International Group, Inc.(b)(c)	727	7,510
JELD-WEN Holding, Inc.(b)(c)	678	7,560
JetBlue Airways Corp.(b)(c)	621	4,838
John Bean Technologies Corp.	239	24,679
Kadant, Inc.(c)	88	15,790
Kaman Corp.	197	6,249
KAR Auction Services, Inc.(b)(c)	933	13,622
KBR, Inc.	1,078	52,067
Kelly Services, Inc., Class A	259	4,172
Kennametal, Inc.	594	13,923
Kforce, Inc.	153	8,372
Kirby Corp.(b)	118	7,913
Korn Ferry	411	25,038
Kratos Defense & Security Solutions, Inc.(b)(c)	937	11,750
Landstar System, Inc.(c)	294	43,109
Lincoln Electric Holdings, Inc.	433	59,187
Lindsay Corp.	86	13,791
Luxfer Holdings PLC (United Kingdom)	216	3,553
Manitowoc Co., Inc. (The)(b)	275	2,626
ManpowerGroup, Inc.	405	29,695
ManTech International Corp., Class A	209	20,045
Markforged Holding Corp.(b)	662	1,609
Marten Transport Ltd.	489	9,687
Masonite International Corp.(b)	167	13,664
MasTec, Inc.(b)(c)	446	35,903
Matson, Inc.	77	5,672
Matthews International Corp., Class A	216	5,402
Maxar Technologies, Inc.	547	13,035
McGrath RentCorp.	181	15,298

	Shares	Value
Industrials-(continued)
MDU Resources Group, Inc.	1,589	$47,908
Mercury Systems, Inc.(b)(c)	406	19,541
Microvast Holdings, Inc.(b)	904	2,224
Middleby Corp. (The)(b)(c)	409	58,822
MillerKnoll, Inc.	567	15,695
Montrose Environmental Group, Inc.(b)(c)	176	7,077
Moog, Inc., Class A	216	16,196
MRC Global, Inc.(b)	613	5,964
MSA Safety, Inc.	293	34,826
MSC Industrial Direct Co., Inc., Class A	369	29,228
Mueller Industries, Inc.	387	24,447
Mueller Water Products, Inc., Class A	1,180	13,310
MYR Group, Inc.(b)	133	12,361
National Presto Industries, Inc.	42	2,865
Nielsen Holdings PLC	2,639	73,470
Nikola Corp.(b)(c)	2,021	10,833
NOW, Inc.(b)	865	10,484
NV5 Global, Inc.(b)(c)	99	13,935
nVent Electric PLC	1,300	42,848
Omega Flex, Inc.	28	2,829
Oshkosh Corp.	523	41,714
Parsons Corp.(b)(c)	273	11,297
PGT Innovations, Inc.(b)	464	9,707
Pitney Bowes, Inc.	1,379	3,985
Planet Labs PBC(b)	1,205	6,603
Primoris Services Corp.	418	8,473
Proterra, Inc., (Acquired 11/30/2021 - 3/15/2022; Cost $14,426)(b)(c)(d)	1,331	8,039
Proto Labs, Inc.(b)	208	7,987
Quanex Building Products Corp.	259	5,776
RBC Bearings, Inc.(b)(c)	223	53,672
Regal Rexnord Corp.	526	72,372
Resideo Technologies, Inc.(b)	1,147	23,881
Resources Connection, Inc.	244	4,768
REV Group, Inc.(c)	232	2,673
Rocket Lab USA, Inc.(b)	1,047	5,758
Rush Enterprises, Inc., Class A	326	15,342
Rush Enterprises, Inc., Class B	44	2,228
Ryder System, Inc.	406	31,035
Saia, Inc.(b)(c)	207	42,814
Sarcos Technology and Robotics Corp.(b)	485	1,591
Schneider National, Inc., Class B	426	9,738
Science Applications International Corp.(c)	437	39,798
SES AI Corp.(b)	683	3,237
Shoals Technologies Group, Inc., Class A(b)(c)	880	23,206
Shyft Group, Inc. (The)	250	5,987
Simpson Manufacturing Co., Inc.	328	30,386
SiteOne Landscape Supply, Inc.(b)(c)	350	43,806
Skillsoft Corp.(b)	523	1,684
SkyWest, Inc.(b)	99	2,108
SP Plus Corp.(b)	177	5,866
Spirit AeroSystems Holdings, Inc., Class A	791	23,809
Spirit Airlines, Inc.(b)	213	4,831
SPX Technologies, Inc.(b)(c)	340	19,400
Standex International Corp.	96	8,679
Steelcase, Inc., Class A(c)	621	6,943
Stem, Inc.(b)	512	8,049
Stericycle, Inc.(b)	724	36,265
Sterling Check Corp.(b)	614	13,066
Sterling Infrastructure, Inc.(b)	216	5,463

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2022

	Shares	Value
Industrials-(continued)
Sun Country Airlines Holdings, Inc.(b)(c)	113	$2,251
SunPower Corp.(b)	649	15,576
Sunrun, Inc.(b)(c)	1,462	48,290
Tennant Co.	134	8,087
Terex Corp.	526	17,474
Tetra Tech, Inc.	417	56,633
Thermon Group Holdings, Inc.(b)	257	4,510
Timken Co. (The)	507	31,936
Titan International, Inc.(b)	373	5,233
Titan Machinery, Inc.(b)	152	4,679
Toro Co. (The)	810	67,173
TPI Composites, Inc.(b)(c)	293	5,447
Trex Co., Inc.(b)	886	41,456
TriNet Group, Inc.(b)	325	26,780
Trinity Industries, Inc.(c)	581	14,165
Triton International Ltd. (Bermuda)	516	30,748
Triumph Group, Inc.(b)	503	6,534
TrueBlue, Inc.(b)(c)	257	5,279
TuSimple Holdings, Inc., Class A(b)	379	2,725
Tutor Perini Corp.(b)	362	2,454
UFP Industries, Inc.	486	38,584
UniFirst Corp.	114	20,550
Univar Solutions, Inc.(b)	1,325	33,416
Upwork, Inc.(b)(c)	869	15,121
V2X, Inc.(b)	92	3,189
Valmont Industries, Inc.	167	46,229
Velo3D, Inc.(b)	412	1,776
Veritiv Corp.(b)	104	12,396
Vertiv Holdings Co.	2,507	28,906
Viad Corp.(b)	161	6,147
Vicor Corp.(b)	175	12,449
Virgin Galactic Holdings, Inc.(b)(c)	1,508	8,912
Wabash National Corp.	372	6,119
Watsco, Inc.(c)	260	70,728
Watts Water Technologies, Inc., Class A	209	28,951
Werner Enterprises, Inc.	447	17,786
WESCO International, Inc.(b)	356	46,878
Wheels Up Experience, Inc.(b)	575	1,075
Willdan Group, Inc.(b)(c)	97	2,208
WillScot Mobile Mini Holdings Corp.(b)	1,730	69,442
Woodward, Inc.(c)	451	41,975
XPO Logistics, Inc.(b)	800	41,936
Zurn Elkay Water Solutions Corp.	986	27,194

		5,398,779

Information Technology-12.85%
3D Systems Corp.(b)(c)	980	9,927
8x8, Inc.(b)(c)	832	4,335
908 Devices, Inc.(b)(c)	122	2,458
A10 Networks, Inc.	499	6,936
ACI Worldwide, Inc.(b)	827	19,600
ACM Research, Inc., Class A(b)	383	6,469
ADTRAN Holdings, Inc.	548	12,736
Advanced Energy Industries, Inc.	284	25,500
Aeva Technologies, Inc.(b)	746	2,298
AEye, Inc.(b)	785	1,209
Agilysys, Inc.(b)	177	9,163
Alarm.com Holdings, Inc.(b)	358	23,843
Alkami Technology, Inc.(b)	137	1,987
Allegro MicroSystems, Inc. (Japan)(b)	499	11,637

	Shares	Value
Information Technology-(continued)
Alpha & Omega Semiconductor Ltd.(b)(c)	166	$6,418
Altair Engineering, Inc., Class A(b)(c)	387	20,128
Alteryx, Inc., Class A(b)(c)	473	29,477
Ambarella, Inc.(b)	283	19,210
American Software, Inc., Class A	247	4,182
Amkor Technology, Inc.	828	16,668
Amplitude, Inc.(b)	354	5,363
AppFolio, Inc., Class A(b)(c)	147	14,903
Appian Corp.(b)	259	12,147
Arlo Technologies, Inc.(b)	639	3,892
Asana, Inc., Class A(b)	467	8,943
Aspen Technology, Inc.(b)(c)	211	44,437
Avaya Holdings Corp.(b)	658	1,046
AvePoint, Inc.(b)(c)	628	2,939
Avid Technology, Inc.(b)	259	7,084
AvidXchange Holdings, Inc.(b)	372	2,898
Avnet, Inc.	745	32,698
Axcelis Technologies, Inc.(b)	252	16,869
Badger Meter, Inc.	218	20,642
Belden, Inc.	336	22,001
Benchmark Electronics, Inc.	280	7,686
Benefitfocus, Inc.(b)	209	1,549
BigCommerce Holdings, Inc., Series 1(b)	436	7,268
Blackbaud, Inc.(b)(c)	352	18,410
Blackline, Inc.(b)(c)	441	29,962
Box, Inc., Class A(b)	1,112	28,634
Braze, Inc.(b)	211	8,689
BTRS Holdings, Inc.(b)	537	3,630
C3.ai, Inc., Class A(b)	571	10,278
Calix, Inc.(b)	455	26,777
Cambium Networks Corp.(b)(c)	73	1,421
Cantaloupe, Inc.(b)	415	2,644
Casa Systems, Inc.(b)	259	1,005
Cass Information Systems, Inc.	107	3,925
CCC Intelligent Solutions Holdings, Inc.(b)	920	8,795
Cerence, Inc.(b)(c)	294	5,883
CEVA, Inc.(b)	176	5,152
ChannelAdvisor Corp.(b)	205	3,093
Ciena Corp.(b)	1,188	60,279
Cipher Mining, Inc.(b)	394	792
Cirrus Logic, Inc.(b)	431	33,053
Clear Secure, Inc., Class A(b)	235	5,391
Clearfield, Inc.(b)(c)	92	10,682
Clearwater Analytics Holdings, Inc.(b)	180	2,772
Cohu, Inc.(b)	400	10,732
CommScope Holding Co., Inc.(b)(c)	1,540	17,402
CommVault Systems, Inc.(b)	300	16,287
Comtech Telecommunications Corp.	205	2,314
Concentrix Corp.	349	43,897
Conduent, Inc.(b)(c)	1,334	5,456
Consensus Cloud Solutions, Inc.(b)	144	7,250
Corsair Gaming, Inc.(b)(c)	285	4,386
Couchbase, Inc.(b)	122	2,024
Credo Technology Group Holding Ltd.(b)	216	2,979
CS Disco, Inc.(b)(c)	108	1,490
CSG Systems International, Inc.	244	14,115
CTS Corp.	273	11,553
Cyxtera Technologies, Inc.(b)(c)	334	2,118
Diebold Nixdorf, Inc.(b)	581	2,022
Digi International, Inc.(b)	258	8,542

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2022

	Shares	Value
Information Technology-(continued)
Digital Turbine, Inc.(b)	691	$12,763
DigitalOcean Holdings, Inc.(b)(c)	366	15,405
Diodes, Inc.(b)	354	25,194
Dolby Laboratories, Inc., Class A	516	37,792
Domo, Inc., Class B(b)	229	4,411
DoubleVerify Holdings, Inc.(b)(c)	305	7,884
Duck Creek Technologies, Inc.(b)(c)	597	7,104
DXC Technology Co.(b)	1,806	44,753
E2open Parent Holdings, Inc.(b)(c)	1,358	9,329
Eastman Kodak Co.(b)(c)	433	2,343
Ebix, Inc.	185	4,814
Edgio, Inc.(b)(c)	992	3,651
Elastic N.V.(b)	581	48,752
Embark Technology, Inc.(b)	62	564
Enfusion, Inc., Class A(b)(c)	124	1,536
Envestnet, Inc.(b)	350	18,330
ePlus, Inc.(b)	203	9,565
Euronet Worldwide, Inc.(b)	403	35,730
Everbridge, Inc.(b)(c)	297	11,815
EverCommerce, Inc.(b)(c)	219	2,549
EVERTEC, Inc.	460	15,456
Evo Payments, Inc., Class A(b)	372	12,395
Evolv Technologies Holdings, Inc.(b)	505	1,146
ExlService Holdings, Inc.(b)	258	43,269
Expensify, Inc., Class A(b)	100	1,813
Extreme Networks, Inc.(b)	971	13,914
Fabrinet (Thailand)(b)	279	28,692
FARO Technologies, Inc.(b)	168	5,636
Fastly, Inc., Class A(b)(c)	797	7,452
First Solar, Inc.(b)	743	94,770
Five9, Inc.(b)(c)	536	52,587
Flex Ltd.(b)	3,601	64,134
Flywire Corp.(b)	227	5,643
FormFactor, Inc.(b)	589	17,246
Freshworks, Inc.(b)(c)	748	10,180
Gitlab, Inc., Class A(b)	314	18,799
Grid Dynamics Holdings, Inc.(b)(c)	318	6,427
Hackett Group, Inc. (The)	228	4,681
Harmonic, Inc.(b)	791	8,907
I3 Verticals, Inc., Class A(b)(c)	173	4,041
Ichor Holdings Ltd.(b)	218	6,697
II-VI Incorporated(b)(c)	998	47,136
Impinj, Inc.(b)(c)	169	15,088
indie Semiconductor, Inc., A Shares (China)(b)	506	4,306
Infinera Corp.(b)(c)	1,385	7,590
Informatica, Inc., Class A(b)(c)	265	5,849
Inseego Corp.(b)	604	1,631
Insight Enterprises, Inc.(b)(c)	275	25,058
Intapp, Inc.(b)	96	1,391
InterDigital, Inc.(c)	230	11,537
International Money Express, Inc.(b)	298	6,675
IonQ, Inc.(b)	743	4,413
IPG Photonics Corp.(b)	277	25,093
Itron, Inc.(b)	337	16,034
Jabil, Inc.	1,056	63,677
Jamf Holding Corp.(b)(c)	280	6,706
JFrog Ltd. (Israel)(b)	368	7,783
Kimball Electronics, Inc.(b)(c)	196	4,222
KnowBe4, Inc., Class A(b)	522	10,033
Knowles Corp.(b)	688	10,423

	Shares	Value
Information Technology-(continued)
Kulicke & Soffa Industries, Inc. (Singapore)	468	$19,675
Kyndryl Holdings, Inc.(b)	1,345	14,015
Latch, Inc.(b)	278	297
Lattice Semiconductor Corp.(b)	1,069	57,619
Lightwave Logic, Inc.(b)	836	6,663
Littelfuse, Inc.	191	45,309
LivePerson, Inc.(b)(c)	522	6,055
LiveRamp Holdings, Inc.(b)	513	10,183
Lumentum Holdings, Inc.(b)(c)	540	45,117
MACOM Technology Solutions Holdings, Inc.(b)(c)	369	20,350
MagnaChip Semiconductor Corp. (South Korea)(b)	329	3,849
Mandiant, Inc.(b)	1,879	42,954
Manhattan Associates, Inc.(b)	487	68,794
Marathon Digital Holdings, Inc.(b)(c)	732	8,674
Marqeta, Inc., Class A(b)(c)	2,880	22,435
Matterport, Inc.(b)(c)	1,581	7,288
Maximus, Inc.	465	28,174
MaxLinear, Inc.(b)	549	19,726
MeridianLink, Inc.(b)	158	2,744
Meta Materials, Inc.(b)	3,220	2,785
Methode Electronics, Inc.	281	11,369
MicroStrategy, Inc., Class A(b)(c)	75	17,367
MicroVision, Inc.(b)(c)	1,290	6,244
Mirion Technologies, Inc.(b)	975	7,381
Mitek Systems, Inc.(b)	341	3,485
MKS Instruments, Inc.	460	45,821
Model N, Inc.(b)(c)	253	7,565
Momentive Global, Inc.(b)(c)	982	6,962
MoneyGram International, Inc.(b)(c)	607	6,252
N-able, Inc.(b)(c)	310	3,088
Napco Security Technologies, Inc.(b)	232	6,881
National Instruments Corp.(c)	1,033	41,072
Navitas Semiconductor Corp.(b)	325	1,921
nCino, Inc.(b)(c)	431	13,594
NCR Corp.(b)	1,070	33,224
NETGEAR, Inc.(b)	240	5,662
NetScout Systems, Inc.(b)	556	17,647
New Relic, Inc.(b)	472	28,655
NextNav, Inc.(b)(c)	255	864
nLight, Inc.(b)	311	3,884
Novanta, Inc.(b)(c)	280	37,433
Nutanix, Inc., Class A(b)	1,727	29,877
Olo, Inc., Class A(b)(c)	539	4,210
ON24, Inc.(b)	214	1,917
OneSpan, Inc.(b)	253	2,912
Onto Innovation, Inc.(b)(c)	388	27,544
OSI Systems, Inc.(b)	127	10,582
Ouster, Inc.(b)(c)	521	782
PagerDuty, Inc.(b)	581	15,129
PAR Technology Corp.(b)(c)	193	6,794
Paya Holdings, Inc., Class A(b)	666	4,176
Paycor HCM, Inc.(b)	262	7,763
Paylocity Holding Corp.(b)	302	72,782
Paymentus Holdings, Inc., Class A(b)(c)	93	1,108
Payoneer Global, Inc.(b)	1,530	10,129
PC Connection, Inc.	93	4,620
PDF Solutions, Inc.(b)	234	6,173
Pegasystems, Inc.	306	11,203

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2022

	Shares	Value
Information Technology-(continued)
Perficient, Inc.(b)	272	$21,243
Photronics, Inc.(b)	463	7,778
Ping Identity Holding Corp.(b)(c)	532	14,970
Plexus Corp.(b)	213	19,964
Power Integrations, Inc.	447	31,974
Procore Technologies, Inc.(b)(c)	204	11,138
Progress Software Corp.	353	16,990
PROS Holdings, Inc.(b)(c)	304	6,338
Pure Storage, Inc., Class A(b)(c)	2,220	64,313
Q2 Holdings, Inc.(b)	452	17,953
Qualys, Inc.(b)	276	41,924
Rackspace Technology, Inc.(b)(c)	528	2,355
Rambus, Inc.(b)	863	22,257
Rapid7, Inc.(b)	451	25,933
Remitly Global, Inc.(b)	624	6,864
Repay Holdings Corp.(b)(c)	611	5,676
Ribbon Communications, Inc.(b)	560	1,966
Rimini Street, Inc.(b)	411	2,071
Riot Blockchain, Inc.(b)(c)	908	6,510
Rockley Photonics Holdings Ltd.(b)(c)	643	913
Rogers Corp.(b)	145	36,325
Sabre Corp.(b)(c)	2,311	16,616
Samsara, Inc.(b)(c)	567	8,431
Sanmina Corp.(b)	480	23,290
ScanSource, Inc.(b)	201	5,823
SEMrush Holdings, Inc., Class A(b)(c)	293	3,595
Semtech Corp.(b)	486	22,448
Shift4 Payments, Inc., Class A(b)(c)	399	18,071
ShotSpotter, Inc.(b)	69	2,251
Silicon Laboratories, Inc.(b)	286	35,844
SiTime Corp.(b)	117	12,450
SMART Global Holdings, Inc.(b)(c)	339	6,221
SmartRent, Inc.(b)(c)	655	2,116
Smartsheet, Inc., Class A(b)(c)	958	31,873
SolarWinds Corp.(b)(c)	311	2,821
Sprinklr, Inc., Class A(b)	408	4,839
Sprout Social, Inc., Class A(b)	363	21,795
SPS Commerce, Inc.(b)	284	34,682
Squarespace, Inc.(b)	242	5,082
Sumo Logic, Inc.(b)	643	5,646
Super Micro Computer, Inc.(b)	366	23,819
Switch, Inc., Class A	1,060	35,987
Synaptics, Inc.(b)	309	35,723
TaskUS, Inc., Class A (Philippines)(b)	183	2,723
TD SYNNEX Corp.	339	32,639
Telos Corp.(b)(c)	213	2,109
Tenable Holdings, Inc.(b)	866	34,302
Teradata Corp.(b)(c)	800	26,320
TTEC Holdings, Inc.	139	7,277
TTM Technologies, Inc.(b)	746	11,735
Tucows, Inc., Class A(b)(c)	71	3,336
Ultra Clean Holdings, Inc.(b)	336	9,835
Unisys Corp.(b)	528	4,916
Universal Display Corp.	351	39,217
Upland Software, Inc.(b)(c)	203	2,125
Varonis Systems, Inc.(b)(c)	858	23,466
Veeco Instruments, Inc.(b)(c)	396	8,371
Velodyne Lidar, Inc.(b)	1,303	1,629
Verint Systems, Inc.(b)	492	23,857
Veritone, Inc.(b)(c)	215	1,580

	Shares	Value
Information Technology-(continued)
Verra Mobility Corp.(b)(c)	1,056	$16,833
Vertex, Inc., Class A(b)	306	4,186
Viasat, Inc.(b)(c)	423	16,066
Viavi Solutions, Inc.(b)	1,730	24,358
Vishay Intertechnology, Inc.	996	19,591
Vishay Precision Group, Inc.(b)	99	3,397
Vontier Corp.	1,261	27,641
WEX, Inc.(b)	346	53,371
WM Technology, Inc.(b)	401	1,051
Wolfspeed, Inc.(b)(c)	968	109,839
Workiva, Inc.(b)	358	24,305
Xerox Holdings Corp.	879	14,609
Xperi Holding Corp.	786	12,505
Yext, Inc.(b)	790	3,516
Zeta Global Holdings Corp.(b)	845	5,915
Zuora, Inc., Class A(b)	880	6,758

		4,134,228

Materials-5.00%
AdvanSix, Inc.	216	7,832
Alpha Metallurgical Resources, Inc.	141	22,158
American Vanguard Corp.(c)	214	4,265
Amyris, Inc.(b)(c)	1,290	3,793
AptarGroup, Inc.	508	52,228
Arconic Corp.(b)	791	19,941
Ashland, Inc.	410	41,722
Aspen Aerogels, Inc.(b)	208	2,706
ATI, Inc.(b)(c)	956	28,613
Avient Corp.	716	31,382
Axalta Coating Systems Ltd.(b)	1,694	43,621
Balchem Corp.	245	32,296
Berry Global Group, Inc.(b)	1,020	55,417
Cabot Corp.	442	31,811
Carpenter Technology Corp.	364	12,365
Century Aluminum Co.(b)(c)	375	2,895
Chase Corp.(c)	59	5,201
Chemours Co. (The)	1,217	41,049
Clearwater Paper Corp.(b)	131	5,573
Coeur Mining, Inc.(b)(c)	2,010	5,548
Commercial Metals Co.	951	38,525
Compass Minerals International, Inc.	254	10,284
Danimer Scientific, Inc.(b)(c)	610	2,715
Diversey Holdings Ltd.(b)	607	3,721
Eagle Materials, Inc.	299	35,766
Ecovyst, Inc.(b)	463	4,278
Element Solutions, Inc.	1,843	34,409
FutureFuel Corp.	207	1,509
GCP Applied Technologies, Inc.(b)	352	11,060
Ginkgo Bioworks Holdings, Inc.(b)(c)	4,467	12,016
Glatfelter Corp.(c)	340	1,656
Graphic Packaging Holding Co.	2,383	53,069
Greif, Inc., Class A	198	13,276
Greif, Inc., Class B	43	2,807
H.B. Fuller Co.(c)	400	25,944
Hawkins, Inc.	150	5,748
Hecla Mining Co.(c)	4,045	15,937
Huntsman Corp.	1,427	39,985
Ingevity Corp.(b)	293	20,551
Innospec, Inc.	185	17,290
Intrepid Potash, Inc.(b)(c)	82	3,832

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2022

	Shares	Value
Materials-(continued)
Kaiser Aluminum Corp.	119	$8,539
Koppers Holdings, Inc.	168	3,835
Kronos Worldwide, Inc.	177	2,280
Livent Corp.(b)(c)	1,266	40,740
Louisiana-Pacific Corp.	643	34,870
LSB Industries, Inc.(b)	296	4,671
Materion Corp.	153	13,205
Mativ Holdings, Inc., Class A(c)	412	9,731
McEwen Mining, Inc. (Canada)(b)(c)	304	933
Mercer International, Inc. (Germany)	333	5,401
Minerals Technologies, Inc.	251	14,623
MP Materials Corp.(b)(c)	604	21,134
Myers Industries, Inc.	242	4,675
NewMarket Corp.	58	16,658
O-I Glass, Inc.(b)	1,170	15,222
Olin Corp.	1,129	61,711
Origin Materials, Inc.(b)	805	5,031
Orion Engineered Carbons S.A. (Germany)	477	8,042
Pactiv Evergreen, Inc.	353	3,918
Perimeter Solutions S.A.(b)	1,106	10,784
Piedmont Lithium, Inc.(b)	125	7,644
PureCycle Technologies, Inc.(b)(c)	749	6,838
Quaker Chemical Corp.(c)	96	16,735
Ramaco Resources, Inc.	168	1,771
Ranpak Holdings Corp.(b)	299	1,582
Reliance Steel & Aluminum Co.	485	91,170
Royal Gold, Inc.	510	46,869
Ryerson Holding Corp.	136	3,876
Schnitzer Steel Industries, Inc., Class A(c)	204	6,740
Scotts Miracle-Gro Co. (The)	313	20,955
Sensient Technologies Corp.	316	25,176
Silgan Holdings, Inc.	694	31,612
Sonoco Products Co.	761	47,958
Stepan Co.	168	17,511
Summit Materials, Inc., Class A(b)	892	25,351
SunCoke Energy, Inc.	648	4,270
Sylvamo Corp.	264	11,732
TimkenSteel Corp.(b)	294	4,510
Tredegar Corp.	212	2,165
TriMas Corp.	333	9,164
Trinseo PLC	221	5,863
Tronox Holdings PLC, Class A	869	12,713
United States Lime & Minerals, Inc.	18	1,850
United States Steel Corp.	2,032	46,472
Valvoline, Inc.	1,410	40,989
Warrior Met Coal, Inc.	387	12,597
Worthington Industries, Inc.(c)	251	12,799

		1,607,709

Real Estate-7.69%
Acadia Realty Trust	743	11,836
Agree Realty Corp.	589	44,363
Alexander & Baldwin, Inc.(c)	545	10,208
Alexander’s, Inc.	18	4,264
American Assets Trust, Inc.	386	10,715
Americold Realty Trust, Inc.(c)	2,108	62,017
Anywhere Real Estate, Inc.(b)(c)	879	8,588
Apartment Income REIT Corp.	1,217	49,714
Apartment Investment & Management Co., Class A	1,173	10,369

	Shares	Value
Real Estate-(continued)
Apple Hospitality REIT, Inc.	1,703	$27,095
Armada Hoffler Properties, Inc.	480	6,302
Bluerock Residential Growth REIT, Inc.(c)	218	5,810
Brandywine Realty Trust	1,286	10,327
Brixmor Property Group, Inc.	2,311	49,640
Broadstone Net Lease, Inc.(c)	1,326	25,380
CareTrust REIT, Inc.	728	15,681
CatchMark Timber Trust, Inc., Class A	380	4,047
CBL & Associates Properties, Inc.	98	2,836
Centerspace	111	8,367
Chatham Lodging Trust(b)	379	4,609
City Office REIT, Inc.	338	3,904
Community Healthcare Trust, Inc.	175	6,456
Compass, Inc.(b)	1,694	4,845
Corporate Office Properties Trust(c)	842	21,757
Cousins Properties, Inc.	1,165	31,280
CubeSmart	1,757	80,910
Cushman & Wakefield PLC(b)(c)	1,097	16,411
DiamondRock Hospitality Co.(b)	1,582	13,811
DigitalBridge Group, Inc.(b)(c)	1,169	20,808
Diversified Healthcare Trust	1,866	2,724
Doma Holdings, Inc.(b)(c)	884	533
Douglas Elliman, Inc.	516	2,379
Douglas Emmett, Inc.	1,376	26,860
Easterly Government Properties, Inc.(c)	675	12,116
EastGroup Properties, Inc.	321	52,975
Empire State Realty Trust, Inc., Class A(c)	1,079	7,521
EPR Properties	566	24,615
Equity Commonwealth(b)(c)	849	22,337
Essential Properties Realty Trust, Inc.	1,027	23,251
eXp World Holdings, Inc.	518	6,698
Farmland Partners, Inc.	331	4,803
Federal Realty Investment Trust	560	56,711
First Industrial Realty Trust, Inc.	1,023	51,846
Five Point Holdings LLC, Class A(b)	455	1,661
Forestar Group, Inc.(b)(c)	136	1,692
Four Corners Property Trust, Inc.	600	16,134
Franklin Street Properties Corp.	801	2,251
FRP Holdings, Inc.(b)	48	2,761
Getty Realty Corp.	294	8,844
Gladstone Commercial Corp.	289	5,511
Gladstone Land Corp.	255	5,995
Global Medical REIT, Inc.	480	5,203
Global Net Lease, Inc.(c)	781	10,754
Highwoods Properties, Inc.	823	25,027
Howard Hughes Corp. (The)(b)(c)	311	19,789
Hudson Pacific Properties, Inc.	1,137	15,020
Independence Realty Trust, Inc.(c)	1,732	33,687
Indus Realty Trust, Inc.(c)	35	2,150
Industrial Logistics Properties Trust	504	3,775
Innovative Industrial Properties, Inc.	219	20,087
InvenTrust Properties Corp.	506	13,288
iStar, Inc.	649	8,937
JBG SMITH Properties	863	18,960
Jones Lang LaSalle, Inc.(b)	382	66,086
Kennedy-Wilson Holdings, Inc.	932	16,366
Kilroy Realty Corp.(c)	823	40,138
Kite Realty Group Trust(c)	1,715	33,202
Lamar Advertising Co., Class A	682	64,033
Life Storage, Inc.	661	84,112

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2022

	Shares	Value
Real Estate-(continued)
LTC Properties, Inc.	300	$13,467
LXP Industrial Trust	2,147	21,599
Macerich Co. (The)	1,601	15,322
Marcus & Millichap, Inc.	224	8,373
National Health Investors, Inc.	365	23,911
National Retail Properties, Inc.	1,358	60,974
National Storage Affiliates Trust	683	34,505
Necessity Retail REIT, Inc. (The)	1,116	8,325
NETSTREIT Corp.	386	7,589
Newmark Group, Inc., Class A(c)	1,279	13,110
NexPoint Residential Trust, Inc.	175	9,244
Offerpad Solutions, Inc.(b)(c)	433	658
Office Properties Income Trust	375	6,589
Omega Healthcare Investors, Inc.	1,854	60,552
One Liberty Properties, Inc.(c)	131	3,164
Opendoor Technologies, Inc.(b)	3,046	13,189
Orion Office REIT, Inc.	434	4,284
Outfront Media, Inc.	1,092	19,328
Paramount Group, Inc.	1,316	9,120
Park Hotels & Resorts, Inc.	1,775	24,850
Pebblebrook Hotel Trust	990	17,444
Phillips Edison & Co., Inc.	892	29,142
Physicians Realty Trust(c)	1,764	29,388
Piedmont Office Realty Trust, Inc., Class A(c)	925	10,897
Plymouth Industrial REIT, Inc.(c)	275	5,574
PotlatchDeltic Corp.	528	24,510
Rayonier, Inc.	1,140	40,493
RE/MAX Holdings, Inc., Class A	149	3,391
Redfin Corp.(b)(c)	738	6,044
Retail Opportunity Investments Corp.	921	15,427
Rexford Industrial Realty, Inc.	1,292	80,375
RLJ Lodging Trust	1,252	15,099
RMR Group, Inc. (The), Class A	121	3,151
RPT Realty	639	6,154
Ryman Hospitality Properties, Inc.(b)	410	33,710
Sabra Health Care REIT, Inc.	1,808	27,066
Safehold, Inc.	126	4,792
Saul Centers, Inc.	111	4,916
Seritage Growth Properties, Class A, (Acquired 10/1/2020 - 3/15/2022; Cost $4,425)(b)(d)	299	3,749
Service Properties Trust	1,292	8,837
SITE Centers Corp.	1,427	18,494
SL Green Realty Corp.	489	21,599
Spirit Realty Capital, Inc.	1,052	42,974
St. Joe Co. (The)	245	9,359
STAG Industrial, Inc.	1,385	42,658
STORE Capital Corp.	1,977	53,339
Summit Hotel Properties, Inc.(c)	833	6,547
Sunstone Hotel Investors, Inc.(b)(c)	1,650	17,969
Tanger Factory Outlet Centers, Inc.(c)	783	12,074
Tejon Ranch Co.(b)	166	2,616
Terreno Realty Corp.	595	36,289
UMH Properties, Inc.	370	6,675
Uniti Group, Inc.	1,774	16,658
Universal Health Realty Income Trust	99	5,038
Urban Edge Properties	880	13,842
Urstadt Biddle Properties, Inc., Class A	237	3,963
Veris Residential, Inc.(b)	567	7,620
Washington REIT(c)	661	12,962
WeWork, Inc.(b)(c)	1,324	5,428

	Shares	Value
Real Estate-(continued)
Whitestone REIT	351	$3,454
Xenia Hotels & Resorts, Inc.(b)	858	13,608

		2,474,660

Utilities-2.82%
ALLETE, Inc.	446	26,394
Altus Power, Inc.(b)	346	3,626
American States Water Co.(c)	278	23,066
Avista Corp.	567	23,037
Black Hills Corp.	508	38,344
California Water Service Group	405	23,705
Chesapeake Utilities Corp.	138	17,429
Clearway Energy, Inc., Class A	254	8,758
Clearway Energy, Inc., Class C	650	24,115
Hawaiian Electric Industries, Inc.	857	33,526
IDACORP, Inc.	394	43,041
MGE Energy, Inc.	272	20,949
Middlesex Water Co.	138	12,250
Montauk Renewables, Inc.(b)	488	8,662
National Fuel Gas Co.	676	48,179
New Jersey Resources Corp.(c)	753	33,237
NextEra Energy Partners L.P.	650	53,359
Northwest Natural Holding Co.	268	12,760
NorthWestern Corp.	409	21,669
OGE Energy Corp.	1,547	62,715
ONE Gas, Inc.	424	33,187
Ormat Technologies, Inc.(c)	355	33,185
Otter Tail Corp.	282	21,302
Pinnacle West Capital Corp.	876	66,007
PNM Resources, Inc.	638	30,260
Portland General Electric Co.(c)	699	36,117
SJW Group	180	11,574
South Jersey Industries, Inc.	958	32,428
Southwest Gas Holdings, Inc.	523	40,716
Spire, Inc.	408	28,515
Star Group L.P.	280	2,573
Sunnova Energy International, Inc.(b)(c)	808	20,378
Unitil Corp.	125	6,511
York Water Co. (The)(c)	98	4,309

		905,883

Total Common Stocks & Other Equity Interests (Cost $38,682,574)		32,150,518

Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(f)(h) (Cost $15,920)	15,920	15,920

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $38,698,494)		32,166,438

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-25.00%
Invesco Private Government Fund, 2.29%(f)(h)(i)	2,267,562	2,267,562

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2022

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 2.37%(f)(h)(i)	5,770,947	$5,771,524

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $8,038,667)		8,039,086

TOTAL INVESTMENTS IN SECURITIES-125.01% (Cost $46,737,161)		40,205,524
OTHER ASSETS LESS LIABILITIES-(25.01)%		(8,043,927)

NET ASSETS-100.00%		$32,161,597

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)	Restricted security. The aggregate value of these securities at August 31, 2022 was $49,215, which represented less than 1% of the Fund’s Net Assets.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2022 represented less than 1% of the Fund’s Net Assets.

(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Invesco Mortgage Capital, Inc.	$7,142	$2,972	$(3,029)	$(3,338)	$(172)	$3,575	$841
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	-	1,566,593	(1,550,673)	-	-	15,920	95
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,052,576	11,726,926	(10,511,940)	-	-	2,267,562	13,327	*
Invesco Private Prime Fund	2,456,004	22,375,735	(19,060,048)	419	(586)	5,771,524	37,080	*

Total	$3,515,722	$35,672,226	$(31,125,690)	$(2,919)	$(758)	$8,058,581	$51,343

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrower’s, if any.

(g)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(h)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(i)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco PureBetaSM US Aggregate Bond ETF (PBND)

August 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Treasury Securities-44.04%
U.S. Treasury Bonds-10.71%
7.50%, 11/15/2024	$20,000	$21,714
7.63%, 02/15/2025	15,000	16,461
6.88%, 08/15/2025	25,000	27,362
6.00%, 02/15/2026	30,000	32,470
6.50%, 11/15/2026	20,000	22,431
6.63%, 02/15/2027	10,000	11,329
6.38%, 08/15/2027	10,000	11,370
6.13%, 11/15/2027	20,000	22,630
5.50%, 08/15/2028	50,000	55,818
5.25%, 11/15/2028	30,000	33,229
5.25%, 02/15/2029	10,000	11,134
6.13%, 08/15/2029	5,000	5,893
6.25%, 05/15/2030	25,000	30,176
5.38%, 02/15/2031	30,000	34,852
4.50%, 02/15/2036	50,000	57,853
4.75%, 02/15/2037	15,000	17,821
5.00%, 05/15/2037	40,000	48,678
4.38%, 02/15/2038	40,000	45,822
4.50%, 05/15/2038	25,000	29,006
3.50%, 02/15/2039	50,000	51,463
4.25%, 05/15/2039	50,000	56,350
4.50%, 08/15/2039	35,000	40,592
4.38%, 11/15/2039	90,000	102,748
4.63%, 02/15/2040	65,000	76,455
1.13% - 4.38%, 05/15/2040	240,000	220,928
1.13% - 3.88%, 08/15/2040	130,000	101,608
1.38% - 4.25%, 11/15/2040	200,000	163,898
1.88% - 4.75%, 02/15/2041	255,000	240,290
2.25% - 4.38%, 05/15/2041	180,000	164,648
1.75% - 3.75%, 08/15/2041	175,000	145,187
2.00% - 3.13%, 11/15/2041	200,000	175,957
2.38% - 3.13%, 02/15/2042	150,000	128,844
3.00% - 3.25%, 05/15/2042	165,000	155,700
2.75%, 08/15/2042	60,000	52,976
2.75%, 11/15/2042	70,000	61,677
3.13%, 02/15/2043	60,000	56,041
2.88%, 05/15/2043	55,000	49,272
3.63%, 08/15/2043	50,000	50,488
3.75%, 11/15/2043	50,000	51,442
3.63%, 02/15/2044	125,000	125,991
3.38%, 05/15/2044	70,000	67,867
3.13%, 08/15/2044	60,000	55,765
3.00%, 11/15/2044	55,000	50,001
2.50%, 02/15/2045	50,000	41,555
3.00%, 05/15/2045	100,000	90,820
2.88%, 08/15/2045	50,000	44,438
3.00%, 11/15/2045	40,000	36,380
2.50%, 02/15/2046	120,000	99,464
2.50%, 05/15/2046	70,000	57,991
2.25%, 08/15/2046	50,000	39,355
2.88%, 11/15/2046	70,000	62,385
3.00%, 02/15/2047	40,000	36,485
3.00%, 05/15/2047	62,000	56,640
2.75%, 08/15/2047	80,000	69,903
2.75%, 11/15/2047	130,000	113,755
3.00%, 02/15/2048	45,000	41,435

	Principal Amount	Value
U.S. Treasury Bonds-(continued)
3.13%, 05/15/2048	$125,000	$118,271
3.00%, 08/15/2048	40,000	37,045
3.38%, 11/15/2048	70,000	69,702
3.00%, 02/15/2049	85,000	79,458
2.88%, 05/15/2049	70,000	64,014
2.25%, 08/15/2049	55,000	44,303
2.38%, 11/15/2049	80,000	66,284
2.00%, 02/15/2050	125,000	95,073
1.25%, 05/15/2050	60,000	37,308
1.38%, 08/15/2050	170,000	109,305
1.63%, 11/15/2050	160,000	110,053
1.88%, 02/15/2051	160,000	117,375
2.38%, 05/15/2051	160,000	132,394
2.00%, 08/15/2051	165,000	124,588
1.88%, 11/15/2051	125,000	91,504
2.25%, 02/15/2052	155,000	124,436
2.88%, 05/15/2052	100,000	92,578
3.00%, 08/15/2052	50,000	47,586

		5,334,120

U.S. Treasury Notes-33.33%
0.13% - 2.75%, 08/31/2023	420,000	411,331
0.13%, 09/15/2023	50,000	48,305
0.25% - 2.88%, 09/30/2023	185,000	181,542
0.13%, 10/15/2023	170,000	163,864
0.38% - 2.88%, 10/31/2023	70,000	68,148
0.25% - 2.75%, 11/15/2023	185,000	181,063
0.50% - 2.88%, 11/30/2023	150,000	147,548
0.13%, 12/15/2023	75,000	71,912
0.75% - 2.63%, 12/31/2023	260,000	253,853
0.13%, 01/15/2024	100,000	95,582
0.88% - 2.50%, 01/31/2024	195,000	190,694
0.13% - 2.75%, 02/15/2024	270,000	261,065
1.50% - 2.38%, 02/29/2024	100,000	97,817
0.25%, 03/15/2024	90,000	85,707
2.13% - 2.25%, 03/31/2024	300,000	294,193
0.38%, 04/15/2024	140,000	133,224
2.50%, 04/30/2024	100,000	98,467
0.25% - 2.50%, 05/15/2024	230,000	220,888
2.00% - 2.50%, 05/31/2024	275,000	269,197
0.25%, 06/15/2024	80,000	75,594
1.75% - 3.00%, 06/30/2024	115,000	112,767
0.38%, 07/15/2024	95,000	89,786
1.75% - 3.00%, 07/31/2024(b)	300,000	294,825
0.38% - 2.38%, 08/15/2024	235,000	223,742
1.25% - 3.25%, 08/31/2024	190,000	184,157
0.38%, 09/15/2024	125,000	117,495
1.50%, 09/30/2024	50,000	48,071
0.63%, 10/15/2024	170,000	160,265
1.50% - 2.25%, 10/31/2024	140,000	135,949
0.75% - 2.25%, 11/15/2024	225,000	215,364
1.50%, 11/30/2024	65,000	62,286
1.00%, 12/15/2024	120,000	113,569
1.75% - 2.25%, 12/31/2024	100,000	96,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco PureBetaSM US Aggregate Bond ETF (PBND)–(continued)

August 31, 2022

	Principal Amount	Value
U.S. Treasury Notes-(continued)
1.13%, 01/15/2025	$120,000	$113,662
1.38% - 2.50%, 01/31/2025	175,000	169,857
1.50% - 2.00%, 02/15/2025	185,000	177,516
1.13% - 2.75%, 02/28/2025	85,000	82,217
1.75%, 03/15/2025	140,000	134,247
0.50%, 03/31/2025	45,000	41,741
2.63%, 04/15/2025	40,000	39,162
0.38% - 2.88%, 04/30/2025	100,000	95,338
2.13% - 2.75%, 05/15/2025	250,000	243,778
0.25% - 2.88%, 05/31/2025	120,000	114,725
2.88%, 06/15/2025	125,000	123,018
0.25% - 2.75%, 06/30/2025	190,000	179,077
3.00%, 07/15/2025	140,000	138,228
0.25% - 2.88%, 07/31/2025	50,000	46,298
2.00% - 3.13%, 08/15/2025	210,000	204,239
0.25% - 2.75%, 08/31/2025	205,000	195,182
0.25% - 3.00%, 09/30/2025	130,000	124,284
0.25% - 3.00%, 10/31/2025	185,000	176,344
2.25%, 11/15/2025	120,000	115,589
0.38% - 2.88%, 11/30/2025	235,000	217,428
0.38%, 12/31/2025	90,000	81,316
0.38%, 01/31/2026	145,000	130,687
1.63%, 02/15/2026	50,000	47,027
0.50%, 02/28/2026	115,000	103,877
0.75%, 03/31/2026	65,000	59,137
0.75%, 04/30/2026	100,000	90,820
1.63%, 05/15/2026	100,000	93,793
0.75% - 2.13%, 05/31/2026	200,000	183,708
0.88% - 1.88%, 06/30/2026	310,000	287,752
0.63% - 1.88%, 07/31/2026	170,000	155,991
1.50%, 08/15/2026	100,000	92,971
0.75% - 1.38%, 08/31/2026	225,000	205,196
0.88% - 1.63%, 09/30/2026	195,000	178,053
1.13% - 1.63%, 10/31/2026	185,000	169,907
2.00%, 11/15/2026	170,000	160,763
1.25%, 11/30/2026	55,000	50,402
1.25%, 12/31/2026	100,000	91,520
1.50%, 01/31/2027	140,000	129,391
2.25%, 02/15/2027	50,000	47,695
1.13% - 1.88%, 02/28/2027	95,000	88,459
0.63% - 2.50%, 03/31/2027	130,000	123,039
0.50% - 2.75%, 04/30/2027	125,000	119,462
2.38%, 05/15/2027	125,000	119,746
0.50% - 2.63%, 05/31/2027	245,000	225,541
0.50% - 3.25%, 06/30/2027	150,000	143,445
0.38% - 2.75%, 07/31/2027	185,000	175,576
2.25%, 08/15/2027	135,000	128,435
0.50% - 3.13%, 08/31/2027	170,000	156,047
0.38%, 09/30/2027	50,000	43,178
0.50%, 10/31/2027	115,000	99,753
2.25%, 11/15/2027	120,000	113,902
0.63%, 11/30/2027	60,000	52,268
0.63%, 12/31/2027	140,000	121,680
0.75%, 01/31/2028	65,000	56,776
2.75%, 02/15/2028	70,000	67,971
1.13%, 02/29/2028	135,000	120,226
1.25%, 03/31/2028	145,000	129,730
1.25%, 04/30/2028	165,000	147,430
2.88%, 05/15/2028	125,000	122,041

	Principal Amount	Value
U.S. Treasury Notes-(continued)
1.25%, 05/31/2028	$160,000	$142,784
1.25%, 06/30/2028	65,000	57,896
1.00%, 07/31/2028	60,000	52,579
2.88%, 08/15/2028	120,000	117,094
1.13%, 08/31/2028	140,000	123,430
1.25%, 09/30/2028	80,000	70,939
1.38%, 10/31/2028	85,000	75,866
3.13%, 11/15/2028	175,000	173,202
1.50%, 11/30/2028	65,000	58,388
1.38%, 12/31/2028	100,000	89,178
1.75%, 01/31/2029	100,000	91,156
2.63%, 02/15/2029	100,000	96,145
1.88%, 02/28/2029	90,000	82,709
2.38%, 03/31/2029	90,000	85,092
2.88%, 04/30/2029	65,000	63,372
2.38%, 05/15/2029	210,000	198,540
2.75%, 05/31/2029	60,000	58,046
3.25%, 06/30/2029	60,000	59,920
2.63%, 07/31/2029	60,000	57,680
1.63%, 08/15/2029	150,000	135,354
3.13%, 08/31/2029	55,000	54,605
1.75%, 11/15/2029	145,000	131,998
1.50%, 02/15/2030	145,000	129,010
0.63%, 05/15/2030	135,000	111,649
0.63%, 08/15/2030	225,000	185,133
0.88%, 11/15/2030	205,000	171,884
1.13%, 02/15/2031	240,000	204,703
1.63%, 05/15/2031	235,000	208,232
1.25%, 08/15/2031	210,000	179,296
1.38%, 11/15/2031	255,000	219,131
1.88%, 02/15/2032	215,000	192,795
2.88%, 05/15/2032	195,000	190,628
2.75%, 08/15/2032	85,000	82,251

		16,602,388

Total U.S. Treasury Securities (Cost $23,241,082)		21,936,508

U.S. Dollar Denominated Bonds & Notes-27.89%
Aerospace & Defense-0.41%
Boeing Co. (The)
4.88%, 05/01/2025	50,000	50,187
5.81%, 05/01/2050	50,000	47,763
Lockheed Martin Corp., 4.50%, 05/15/2036	50,000	49,882
Raytheon Technologies Corp., 7.20%, 08/15/2027	50,000	56,625

		204,457

Agricultural & Farm Machinery-0.09%
Deere & Co., 3.90%, 06/09/2042	50,000	46,962

Air Freight & Logistics-0.20%
FedEx Corp., 2.40%, 05/15/2031	50,000	42,373
United Parcel Service, Inc., 6.20%, 01/15/2038	50,000	59,040

		101,413

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco PureBetaSM US Aggregate Bond ETF (PBND)–(continued)

August 31, 2022

	Principal Amount	Value
Airlines-0.07%
Continental Airlines Pass-Through Trust, Series 2012-2, Class A, 4.00%, 10/29/2024	$28,814	$27,462
United Airlines Pass-Through Trust, Series 2013-1, Class A, 4.30%, 08/15/2025	6,031	5,680

		33,142

Asset Management & Custody Banks-0.27%
Apollo Management Holdings L.P., 4.87%, 02/15/2029(c)	25,000	24,409
Bank of New York Mellon Corp. (The), 2.50%, 01/26/2032	50,000	42,354
BlackRock, Inc., 2.40%, 04/30/2030	25,000	22,045
State Street Corp., 1.68%, 11/18/2027(d)	50,000	45,260

		134,068

Automobile Manufacturers-0.49%
American Honda Finance Corp., 2.25%, 01/12/2029	50,000	44,075
BMW US Capital LLC (Germany), 3.90%, 04/09/2025(c)	50,000	49,669
General Motors Co., 4.88%, 10/02/2023	50,000	50,251
General Motors Financial Co., Inc., 3.80%, 04/07/2025	50,000	48,725
Toyota Motor Credit Corp., 3.05%, 04/14/2025	50,000	49,228

		241,948

Biotechnology-0.43%
AbbVie, Inc.
3.60%, 05/14/2025	50,000	49,131
3.20%, 11/21/2029	50,000	45,843
Amgen, Inc., 4.66%, 06/15/2051	50,000	47,100
Baxalta, Inc., 4.00%, 06/23/2025	50,000	49,765
Gilead Sciences, Inc., 1.20%, 10/01/2027	25,000	21,640

		213,479

Brewers-0.19%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium), 3.65%, 02/01/2026	50,000	49,226
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.60%, 04/15/2048	50,000	45,574

		94,800

Building Products-0.09%
Carrier Global Corp., 2.72%, 02/15/2030	50,000	43,436

Cable & Satellite-0.44%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp.
4.91%, 07/23/2025	50,000	49,973
4.40%, 04/01/2033	50,000	44,390
Comcast Corp.
4.15%, 10/15/2028	50,000	49,606
4.00%, 08/15/2047	50,000	43,498
2.94%, 11/01/2056	50,000	34,072

		221,539

Commodity Chemicals-0.08%
LYB International Finance III LLC, 3.38%, 10/01/2040	50,000	38,297

	Principal Amount	Value
Communications Equipment-0.10%
Cisco Systems, Inc., 3.50%, 06/15/2025	$50,000	$49,967

Computer & Electronics Retail-0.10%
Dell International LLC/EMC Corp., 4.00%, 07/15/2024	50,000	49,838

Construction Machinery & Heavy Trucks-0.10%
Caterpillar Financial Services Corp., 3.40%, 05/13/2025	50,000	49,373

Consumer Finance-0.29%
American Express Co., 3.30%, 05/03/2027	50,000	47,944
Capital One Financial Corp., 4.20%, 10/29/2025	50,000	49,430
Discover Financial Services, 3.95%, 11/06/2024	50,000	49,550

		146,924

Data Processing & Outsourced Services-0.25%
Fiserv, Inc., 2.75%, 07/01/2024	50,000	48,793
Mastercard, Inc., 2.00%, 11/18/2031	50,000	42,281
Visa, Inc., 2.00%, 08/15/2050	50,000	32,618

		123,692

Distillers & Vintners-0.09%
Diageo Capital PLC (United Kingdom), 3.88%, 04/29/2043	50,000	44,427

Diversified Banks-4.88%
Asian Development Bank (Supranational), 0.63%, 04/29/2025	100,000	92,610
Asian Infrastructure Investment Bank (The) (Supranational), 0.50%, 01/27/2026	50,000	44,819
Bank of America Corp.
1.53%, 12/06/2025(d)	50,000	46,697
3.50%, 04/19/2026	50,000	48,745
1.90%, 07/23/2031(d)	50,000	39,546
1.92%, 10/24/2031(d)	50,000	39,680
3.85%, 03/08/2037(d)	50,000	43,276
3.31%, 04/22/2042(d)	25,000	19,693
5.00%, 01/21/2044	50,000	48,823
Bank of Montreal (Canada), 4.80%(d)(e)	50,000	45,161
Bank of Nova Scotia (The) (Canada), 0.70%, 04/15/2024	50,000	47,434
Barclays PLC (United Kingdom), 4.38%, 09/11/2024	50,000	49,401
BNP Paribas S.A. (France), 1.32%, 01/13/2027(c)(d)	100,000	87,862
Canadian Imperial Bank of Commerce (Canada), 3.10%, 04/02/2024	50,000	49,320
Citigroup, Inc.
3.88%, 10/25/2023	50,000	50,176
4.41%, 03/31/2031(d)	50,000	47,753
8.13%, 07/15/2039	50,000	65,573
4.65%, 07/23/2048	50,000	47,387
Commonwealth Bank of Australia (Australia), 2.30%, 03/14/2025(c)	50,000	47,965
European Investment Bank (Supranational)
0.38%, 07/24/2024	50,000	47,139
2.75%, 08/15/2025	50,000	48,903
1.25%, 02/14/2031(b)	50,000	42,706

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco PureBetaSM US Aggregate Bond ETF (PBND)–(continued)

August 31, 2022

	Principal Amount	Value
Diversified Banks-(continued)
HSBC Holdings PLC (United Kingdom), 3.80%, 03/11/2025(d)	$100,000	$98,178
Inter-American Development Bank (Supranational)
0.25%, 11/15/2023	50,000	48,208
1.50%, 01/13/2027	50,000	46,075
International Bank for Reconstruction & Development (Supranational) 0.63%, 04/22/2025	50,000	46,344
Series GDIF, 1.75%, 10/23/2029	100,000	89,892
JPMorgan Chase & Co.
2.60%, 02/24/2026(d)	50,000	47,473
1.47%, 09/22/2027(d)	50,000	43,904
2.18%, 06/01/2028(d)	50,000	44,539
2.74%, 10/15/2030(d)	50,000	43,426
4.91%, 07/25/2033(d)	50,000	49,757
3.33%, 04/22/2052(d)	50,000	37,946
Kreditanstalt fuer Wiederaufbau (Germany)
1.25%, 01/31/2025	100,000	94,667
0.75%, 09/30/2030	50,000	40,902
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.78%, 03/02/2025	50,000	49,494
3.96%, 03/02/2028	50,000	48,347
Royal Bank of Canada (Canada), 2.05%, 01/21/2027	50,000	45,571
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.78%, 03/09/2026	50,000	48,916
3.54%, 01/17/2028	50,000	47,505
Toronto-Dominion Bank (The) (Canada)
0.45%, 09/11/2023	25,000	24,157
0.75%, 01/06/2026	50,000	44,754
U.S. Bancorp, 3.38%, 02/05/2024	50,000	49,799
Wells Fargo & Co.
3.00%, 10/23/2026	50,000	47,335
3.35%, 03/02/2033(d)	50,000	44,000
4.90%, 07/25/2033(d)	50,000	49,275
5.95%, 12/15/2036	50,000	50,518
Westpac Banking Corp. (Australia), 2.89%, 02/04/2030(d)	50,000	46,994

		2,428,645

Diversified Capital Markets-0.14%
Deutsche Bank AG (Germany), 4.10%, 01/13/2026(b)	25,000	24,461
Macquarie Group Ltd. (Australia), 4.10%, 06/21/2028(c)(d)	50,000	47,708

		72,169

Diversified Chemicals-0.08%
Dow Chemical Co. (The), 2.10%, 11/15/2030	50,000	40,970

Diversified Metals & Mining-0.18%
Corp. Nacional del Cobre de Chile (Chile), 4.50%, 08/01/2047(c)	50,000	42,300
Glencore Funding LLC (Australia), 4.00%, 03/27/2027(c)	50,000	48,156

		90,456

Diversified REITs-0.10%
VICI Properties L.P./VICI Note Co., Inc., 4.63%, 06/15/2025(c)	50,000	48,469

	Principal Amount	Value
Education Services-0.09%
University of Southern California, Series 2017, 3.84%, 10/01/2047	$50,000	$46,208

Electric Utilities-1.54%
Berkshire Hathaway Energy Co.
4.05%, 04/15/2025	50,000	50,116
4.45%, 01/15/2049	50,000	46,786
Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/2024	42,000	43,069
Commonwealth Edison Co., 2.20%, 03/01/2030	25,000	21,873
Consolidated Edison Co. of New York, Inc., 3.85%, 06/15/2046	50,000	42,169
Duke Energy Corp.
3.15%, 08/15/2027	50,000	47,270
3.75%, 09/01/2046	50,000	39,598
Electricite de France S.A. (France), 3.63%, 10/13/2025(c)	50,000	49,544
Entergy Corp., 2.80%, 06/15/2030	25,000	21,483
Georgia Power Co., 4.30%, 03/15/2043	50,000	44,377
NextEra Energy Capital Holdings, Inc., 2.75%, 11/01/2029	50,000	44,700
Niagara Mohawk Power Corp., 2.76%, 01/10/2032(c)	50,000	42,423
Oncor Electric Delivery Co. LLC, 3.70%, 05/15/2050	50,000	43,215
Pacific Gas and Electric Co., 4.95%, 07/01/2050	50,000	40,101
Southern California Edison Co.
2.25%, 06/01/2030	50,000	42,074
Series 08-A, 5.95%, 02/01/2038	25,000	26,033
Southwestern Electric Power Co., Series N, 1.65%, 03/15/2026	50,000	45,424
Virginia Electric & Power Co., Series B, 6.00%, 01/15/2036	25,000	27,480
Xcel Energy, Inc., 4.00%, 06/15/2028	50,000	49,108

		766,843

Environmental & Facilities Services-0.05%
Waste Management, Inc., 4.15%, 07/15/2049	25,000	22,978

Financial Exchanges & Data-0.10%
Moody’s Corp., 4.88%, 02/15/2024	50,000	50,602

Food Distributors-0.10%
Sysco Corp., 3.25%, 07/15/2027	50,000	47,468

Food Retail-0.10%
Kroger Co. (The), 3.70%, 08/01/2027	50,000	48,864

Footwear-0.10%
NIKE, Inc., 2.40%, 03/27/2025	50,000	48,434

Gas Utilities-0.15%
CenterPoint Energy Resources Corp., 4.40%, 07/01/2032(b)	50,000	50,008
Southern California Gas Co., Series KK, 5.75%, 11/15/2035	25,000	27,096

		77,104

General Merchandise Stores-0.10%
Target Corp., 3.50%, 07/01/2024	50,000	49,894

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco PureBetaSM US Aggregate Bond ETF (PBND)–(continued)

August 31, 2022

	Principal Amount	Value
Health Care Equipment-0.15%
Abbott Laboratories, 4.90%, 11/30/2046	$25,000	$26,391
Baxter International, Inc., 2.60%, 08/15/2026	50,000	46,888

		73,279

Health Care Facilities-0.18%
CommonSpirit Health, 4.19%, 10/01/2049	50,000	41,155
HCA, Inc., 5.00%, 03/15/2024	50,000	50,374

		91,529

Health Care REITs-0.10%
Welltower, Inc., 4.00%, 06/01/2025	50,000	49,422

Health Care Services-0.50%
Cigna Corp.
3.05%, 10/15/2027	50,000	46,715
3.20%, 03/15/2040	25,000	19,737
CVS Health Corp.
3.25%, 08/15/2029	50,000	45,834
4.78%, 03/25/2038	25,000	23,865
5.05%, 03/25/2048	20,000	19,330
Roche Holdings, Inc. (Switzerland), 2.31%, 03/10/2027(c)	50,000	46,633
Sutter Health, Series 20A, 1.32%, 08/15/2025	50,000	46,034

		248,148

Home Improvement Retail-0.24%
Home Depot, Inc. (The)
5.88%, 12/16/2036	25,000	28,211
4.20%, 04/01/2043	50,000	46,115
Lowe’s Cos., Inc., 3.75%, 04/01/2032	50,000	46,208

		120,534

Hotels, Resorts & Cruise Lines-0.10%
Marriott International, Inc., Series X, 4.00%, 04/15/2028	50,000	47,725

Household Products-0.08%
Kimberly-Clark Corp., 2.88%, 02/07/2050	25,000	18,796
Procter & Gamble Co. (The), 3.00%, 03/25/2030	25,000	23,619

		42,415

Hypermarkets & Super Centers-0.18%
Costco Wholesale Corp., 2.75%, 05/18/2024	50,000	49,613
Walmart, Inc., 1.80%, 09/22/2031	50,000	42,200

		91,813

Independent Power Producers & Energy Traders-0.08%
Tennessee Valley Authority, 1.50%, 09/15/2031	50,000	42,016

Industrial Conglomerates-0.32%
3M Co., 3.70%, 04/15/2050(b)	25,000	20,262
General Electric Co., 4.50%, 03/11/2044	50,000	45,087
Honeywell International, Inc., 2.30%, 08/15/2024	50,000	48,763
Siemens Financieringsmaatschappij N.V. (Germany), 1.70%, 03/11/2028(c)	50,000	43,706

		157,818

Insurance Brokers-0.09%
Aon Global Ltd., 4.45%, 05/24/2043	50,000	43,483

	Principal Amount	Value
Integrated Oil & Gas-0.71%
BP Capital Markets PLC (United Kingdom), 3.28%, 09/19/2027	$50,000	$48,011
Chevron USA, Inc., 1.02%, 08/12/2027	50,000	43,608
Equinor ASA (Norway), 2.88%, 04/06/2025	50,000	48,689
Exxon Mobil Corp., 4.33%, 03/19/2050	50,000	47,859
Petronas Capital Ltd. (Malaysia), 2.48%, 01/28/2032(c)	50,000	43,690
Saudi Arabian Oil Co. (Saudi Arabia), 3.25%, 11/24/2050(c)	50,000	37,587
Shell International Finance B.V. (Netherlands), 2.75%, 04/06/2030	50,000	45,034
TotalEnergies Capital International S.A. (France), 3.39%, 06/29/2060	50,000	38,787

		353,265

Integrated Telecommunication Services-0.65%
AT&T, Inc.
1.65%, 02/01/2028	75,000	64,594
2.25%, 02/01/2032	50,000	40,596
3.55%, 09/15/2055	50,000	36,799
Telefonica Emisiones S.A. (Spain), 4.67%, 03/06/2038	50,000	43,514
Verizon Communications, Inc.
0.85%, 11/20/2025	50,000	45,056
5.50%, 03/16/2047	50,000	52,790
3.70%, 03/22/2061	50,000	38,662

		322,011

Interactive Media & Services-0.17%
Alphabet, Inc., 0.80%, 08/15/2027(b)	50,000	43,771
Tencent Holdings Ltd. (China), 3.93%, 01/19/2038(c)	50,000	41,641

		85,412

Internet & Direct Marketing Retail-0.17%
Amazon.com, Inc.
2.10%, 05/12/2031	50,000	43,217
3.10%, 05/12/2051	50,000	39,189

		82,406

Investment Banking & Brokerage-0.95%
Brookfield Finance, Inc. (Canada), 4.70%, 09/20/2047	50,000	43,539
Charles Schwab Corp. (The), 2.45%, 03/03/2027	50,000	46,743
Goldman Sachs Group, Inc. (The)
4.25%, 10/21/2025	125,000	123,543
2.38%, 07/21/2032(d)	50,000	40,614
Morgan Stanley
3.70%, 10/23/2024	50,000	49,688
3.62%, 04/01/2031(d)	50,000	45,960
4.30%, 01/27/2045	25,000	22,466
Series F, 3.88%, 04/29/2024	50,000	49,922
Morgan Stanley Domestic Holdings, Inc.,
4.50%, 06/20/2028	50,000	49,580

		472,055

IT Consulting & Other Services-0.11%
International Business Machines Corp., 6.22%, 08/01/2004	50,000	55,130

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco PureBetaSM US Aggregate Bond ETF (PBND)–(continued)

August 31, 2022

	Principal Amount	Value
Life & Health Insurance-0.46%
Athene Global Funding, 3.21%, 03/08/2027(c)	$50,000	$45,547
Brighthouse Financial, Inc., 4.70%, 06/22/2047	50,000	39,682
Equitable Financial Life Global Funding, 1.40%, 07/07/2025(c)	50,000	45,785
MetLife, Inc., 6.40%, 12/15/2036	50,000	51,355
Prudential Financial, Inc., 5.20%, 03/15/2044(d)	50,000	48,663

		231,032

Life Sciences Tools & Services-0.08%
Thermo Fisher Scientific, Inc., 2.00%, 10/15/2031(b)	50,000	42,248

Managed Health Care-0.21%
Elevance Health, Inc., 3.70%, 09/15/2049	50,000	41,247
UnitedHealth Group, Inc.
2.00%, 05/15/2030	25,000	21,383
3.70%, 08/15/2049	50,000	42,799

		105,429

Motorcycle Manufacturers-0.08%
Harley-Davidson, Inc., 4.63%, 07/28/2045(b)	50,000	39,085

Movies & Entertainment-0.36%
Magallanes, Inc., 5.14%, 03/15/2052(c)	50,000	40,438
Netflix, Inc., 5.38%, 11/15/2029(c)	50,000	49,232
TWDC Enterprises 18 Corp., 4.38%, 08/16/2041	30,000	28,580
Walt Disney Co. (The)
3.70%, 09/15/2024	50,000	49,831
4.75%, 09/15/2044	10,000	9,934

		178,015

Multi-line Insurance-0.23%
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/2036	50,000	54,181
Liberty Mutual Group, Inc., 3.95%, 05/15/2060(c)	25,000	17,920
New York Life Insurance Co., 3.75%, 05/15/2050(c)	50,000	41,820

		113,921

Multi-Utilities-0.36%
Dominion Energy, Inc., Series D, 2.85%, 08/15/2026	50,000	47,297
NiSource, Inc., 5.80%, 02/01/2042	50,000	50,125
Public Service Electric & Gas Co., 3.15%, 01/01/2050	50,000	38,853
Sempra Energy, 3.80%, 02/01/2038	50,000	43,096

		179,371

Office REITs-0.30%
Alexandria Real Estate Equities, Inc., 3.45%, 04/30/2025	50,000	49,274
Boston Properties L.P., 3.80%, 02/01/2024	100,000	99,369

		148,643

Oil & Gas Equipment & Services-0.12%
Halliburton Co., 7.45%, 09/15/2039	50,000	58,145

	Principal Amount	Value
Oil & Gas Exploration & Production-0.29%
Canadian Natural Resources Ltd. (Canada), 3.85%, 06/01/2027	$50,000	$47,851
ConocoPhillips Co., 2.40%, 03/07/2025	50,000	48,417
Sinopec Group Overseas Development (2012) Ltd. (China), 4.88%, 05/17/2042(c)	50,000	49,156

		145,424

Oil & Gas Refining & Marketing-0.10%
Phillips 66 Co., 3.61%, 02/15/2025(c)	50,000	48,993

Oil & Gas Storage & Transportation-0.85%
Enbridge, Inc. (Canada), 3.70%, 07/15/2027	50,000	48,020
Energy Transfer L.P.
3.90%, 05/15/2024	20,000	19,744
5.40%, 10/01/2047	50,000	44,771
Enterprise Products Operating LLC, 4.45%, 02/15/2043	50,000	44,463
Kinder Morgan, Inc., 3.25%, 08/01/2050	50,000	35,101
MPLX L.P., 4.50%, 04/15/2038	50,000	44,389
ONEOK, Inc., 3.10%, 03/15/2030	50,000	43,268
Sabine Pass Liquefaction LLC, 4.50%, 05/15/2030(b)	50,000	47,922
TransCanada PipeLines Ltd. (Canada), 4.63%, 03/01/2034	50,000	47,920
Williams Cos., Inc. (The), 3.90%, 01/15/2025	50,000	49,213

		424,811

Other Diversified Financial Services-0.26%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust (Ireland), 3.85%, 10/29/2041	50,000	36,983
Province of Quebec (Canada), 0.60%, 07/23/2025	50,000	45,812
Voya Financial, Inc., 3.65%, 06/15/2026	50,000	48,685

		131,480

Packaged Foods & Meats-0.25%
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.00%, 05/15/2032(c)	50,000	41,417
Kraft Heinz Foods Co. (The), 3.75%, 04/01/2030	50,000	46,505
Nestle Holdings, Inc., 2.63%, 09/14/2051(c)	50,000	36,674

		124,596

Paper Packaging-0.10%
WRKCo, Inc., 4.00%, 03/15/2028	50,000	48,269

Paper Products-0.09%
Georgia-Pacific LLC, 2.30%, 04/30/2030(c)	50,000	43,365

Personal Products-0.10%
Estee Lauder Cos., Inc. (The), 3.15%, 03/15/2027	50,000	48,850

Pharmaceuticals-0.59%
AstraZeneca PLC (United Kingdom), 1.38%, 08/06/2030	50,000	41,166
Bayer US Finance II LLC (Germany), 4.40%, 07/15/2044(c)	50,000	40,931
Bristol-Myers Squibb Co., 3.55%, 03/15/2042	50,000	43,082
Johnson & Johnson, 4.50%, 12/05/2043	50,000	49,921
Merck & Co., Inc., 2.75%, 12/10/2051	50,000	36,389

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco PureBetaSM US Aggregate Bond ETF (PBND)–(continued)

August 31, 2022

	Principal Amount	Value
Pharmaceuticals-(continued)
Pfizer, Inc., 3.40%, 05/15/2024	$25,000	$24,935
Wyeth LLC, 6.00%, 02/15/2036	50,000	56,605

		293,029

Property & Casualty Insurance-0.10%
Chubb INA Holdings, Inc., 3.35%, 05/03/2026	50,000	49,012

Railroads-0.36%
Burlington Northern Santa Fe LLC, 4.05%, 06/15/2048	50,000	45,582
CSX Corp., 2.40%, 02/15/2030	50,000	43,765
Norfolk Southern Corp., 3.70%, 03/15/2053	50,000	41,191
Union Pacific Corp., 2.15%, 02/05/2027	50,000	46,542

		177,080

Regional Banks-0.74%
Citizens Financial Group, Inc., 4.30%, 12/03/2025	50,000	49,454
Fifth Third Bancorp, 3.95%, 03/14/2028	50,000	48,656
KeyCorp, 2.55%, 10/01/2029	50,000	42,927
PNC Financial Services Group, Inc. (The), 3.15%, 05/19/2027	50,000	47,977
Regions Financial Corp., 2.25%, 05/18/2025	50,000	47,748
Santander Holdings USA, Inc., 3.24%, 10/05/2026	50,000	46,685
SVB Financial Group, 2.10%, 05/15/2028	50,000	42,473
Truist Financial Corp., 1.13%, 08/03/2027	50,000	43,110

		369,030

Reinsurance-0.19%
Alleghany Corp., 3.63%, 05/15/2030	50,000	47,019
Berkshire Hathaway Finance Corp., 2.30%, 03/15/2027(b)	50,000	47,186

		94,205

Restaurants-0.09%
McDonald’s Corp., 4.20%, 04/01/2050	50,000	44,969

Retail REITs-0.19%
Realty Income Corp., 4.63%, 11/01/2025	50,000	50,677
Simon Property Group L.P., 1.75%, 02/01/2028	50,000	43,442

		94,119

Semiconductor Equipment-0.09%
NXP B.V./NXP Funding LLC/NXP USA, Inc. (China), 2.70%, 05/01/2025	50,000	47,413

Semiconductors-0.38%
Broadcom, Inc.
4.15%, 04/15/2032(c)	50,000	44,857
3.19%, 11/15/2036(c)	50,000	37,406
Intel Corp., 2.45%, 11/15/2029	50,000	44,052
NVIDIA Corp., 1.55%, 06/15/2028	50,000	43,667
QUALCOMM, Inc., 3.25%, 05/20/2050(b)	25,000	20,364

		190,346

Soft Drinks-0.18%
Coca-Cola Co. (The), 2.25%, 01/05/2032(b)	50,000	43,649
PepsiCo, Inc., 2.63%, 07/29/2029	50,000	45,991

		89,640

	Principal Amount	Value
Sovereign Debt-2.48%
African Development Bank (Supranational), Series GDIF, 3.38%, 07/07/2025	$50,000	$49,694
Caisse d’Amortissement de la Dette Sociale (France), 3.38%, 03/20/2024(c)	100,000	99,652
Canada Government International Bond (Canada), 1.63%, 01/22/2025	60,000	57,337
Colombia Government International Bond (Colombia), 6.13%, 01/18/2041	100,000	80,321
Hungary Government International Bond (Hungary), 5.38%, 03/25/2024	50,000	50,327
Japan Bank for International Cooperation (Japan), 0.50%, 04/15/2024	100,000	95,039
Mexico Government International Bond (Mexico)
5.55%, 01/21/2045	60,000	56,377
5.75%, 10/12/2110	70,000	60,236
Panama Government International Bond (Panama), 8.88%, 09/30/2027	100,000	118,827
Peruvian Government International Bond (Peru), 3.55%, 03/10/2051	100,000	74,874
Philippine Government International Bond
(Philippines)
10.63%, 03/16/2025	50,000	58,457
9.50%, 02/02/2030	25,000	33,107
Province of Alberta (Canada), 3.30%, 03/15/2028	50,000	48,935
Province of Ontario (Canada), 2.13%, 01/21/2032	100,000	87,300
Qatar Government International Bond (Qatar), 6.40%, 01/20/2040(c)	100,000	122,376
Republic of Italy Government International Bond (Italy), 5.38%, 06/15/2033	50,000	49,920
Romanian Government International Bond (Romania), 5.13%, 06/15/2048(c)	50,000	41,472
Uruguay Government International Bond (Uruguay), 4.38%, 01/23/2031	50,000	51,306

		1,235,557

Specialized REITs-0.19%
American Tower Corp., 3.10%, 06/15/2050	50,000	35,043
Crown Castle, Inc., 2.50%, 07/15/2031	50,000	41,221
Equinix, Inc., 1.55%, 03/15/2028	20,000	17,012

		93,276

Specialty Chemicals-0.27%
Albemarle Corp., 5.05%, 06/01/2032	50,000	48,959
DuPont de Nemours, Inc., 4.49%, 11/15/2025	50,000	50,418
Sherwin-Williams Co. (The), 2.90%, 03/15/2052	50,000	33,734

		133,111

Steel-0.12%
Steel Dynamics, Inc., 3.25%, 10/15/2050	25,000	17,191
Vale Overseas Ltd. (Brazil), 3.75%, 07/08/2030	50,000	43,621

		60,812

Systems Software-0.43%
Microsoft Corp.
3.50%, 02/12/2035	50,000	48,018
4.25%, 02/06/2047(b)	50,000	50,124

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco PureBetaSM US Aggregate Bond ETF (PBND)–(continued)

August 31, 2022

	Principal
	Amount	Value
Systems Software-(continued)
Oracle Corp.
1.65%, 03/25/2026	$50,000	$45,091
3.60%, 04/01/2040	50,000	36,520
3.95%, 03/25/2051	50,000	36,081

		215,834

Technology Distributors-0.09%
CDW LLC/CDW Finance Corp., 3.28%, 12/01/2028	50,000	44,125

Technology Hardware, Storage & Peripherals-0.34%
Apple, Inc. 1.65%, 02/08/2031	50,000	41,702
3.75%, 09/12/2047	50,000	44,965
2.80%, 02/08/2061	50,000	35,562
HP, Inc., 4.75%, 01/15/2028	50,000	49,293

		171,522

Tobacco-0.24%
Altria Group, Inc., 3.80%, 02/14/2024(b)	50,000	49,924
BAT Capital Corp. (United Kingdom), 3.46%, 09/06/2029	50,000	43,317
Philip Morris International, Inc., 4.38%, 11/15/2041	30,000	24,956

		118,197

Trading Companies & Distributors-0.08%
Air Lease Corp., 3.13%, 12/01/2030	50,000	42,219

Water Utilities-0.04%
American Water Capital Corp., 3.45%, 05/01/2050	25,000	19,670

Wireless Telecommunication Services-0.28%
Rogers Communications, Inc. (Canada), 2.95%, 03/15/2025(c)	50,000	48,400
T-Mobile USA, Inc., 3.88%, 04/15/2030	50,000	46,426
Vodafone Group PLC (United Kingdom), 4.38%, 02/19/2043	50,000	43,208

		138,034

Total U.S. Dollar Denominated Bonds & Notes (Cost $14,863,842)		13,888,204

U.S. Government Sponsored Agency Mortgage-Backed Securities-24.69%
Collateralized Mortgage Obligations-0.37%
Freddie Mac Multifamily Structured Pass-Through Ctfs.
Series 2019-K092, Class A2, 3.30%, 04/25/2029	100,000	97,551
Series 2022-K141, Class A2, 2.25%, 02/25/2032	100,000	88,035

		185,586

Federal Farm Credit Bank (FFCB)-0.29%
0.88%, 11/18/2024	50,000	47,271
2.90%, 05/09/2025	100,000	98,475

		145,746

	Principal
	Amount	Value
Federal Home Loan Bank (FHLB)-0.28%
0.38%, 09/04/2025	$50,000	$45,606
2.13%, 12/14/2029	100,000	92,222

		137,828

Federal Home Loan Mortgage Corp. (FHLMC)-9.08%
0.38%, 09/23/2025	50,000	45,586
0.90%, 10/13/2027	100,000	88,181
2.50%, 09/01/2028 to 06/01/2052	1,123,009	1,009,779
3.00%, 11/01/2028 to 06/01/2052	837,860	785,239
2.00%, 05/01/2036 to 05/01/2052	1,654,774	1,437,269
1.50%, 10/01/2036 to 04/01/2051	369,636	322,447
3.50%, 02/01/2043 to 09/01/2052	239,248	230,194
4.00%, 08/01/2047 to 06/01/2052	448,876	440,345
4.50%, 03/01/2049 to 06/01/2050	35,633	35,882
5.50%, 09/01/2052	100,000	102,891
Series 1, 0.00%, 11/15/2038(f)	50,000	26,732

		4,524,545

Federal National Mortgage Association (FNMA)-9.09%
2.63%, 09/06/2024	100,000	98,376
0.75%, 10/08/2027(b)	60,000	52,843
3.50%, 12/01/2028 to 06/01/2052	716,582	689,520
2.50%, 02/01/2032 to 04/01/2052	1,207,530	1,098,679
1.50%, 09/01/2035 to 12/01/2051	345,837	296,620
2.00%, 09/01/2035 to 07/01/2052	1,560,329	1,379,929
3.00%, 09/01/2037 to 05/01/2052	552,598	517,311
4.00%, 09/01/2047 to 09/01/2050	93,727	92,937
5.00%, 05/01/2048 to 07/01/2049	57,867	59,655
4.50%, 04/01/2049 to 06/01/2052	241,459	241,599

		4,527,469

Government National Mortgage Association (GNMA)-5.58%
3.50%, 04/20/2042 to 05/20/2052	378,140	366,873
4.00%, 11/15/2046 to 09/20/2052	261,031	259,745
3.00%, 11/20/2046 to 05/20/2052	643,475	606,433
5.00%, 05/20/2048 to 09/20/2052	111,236	113,085
2.50%, 06/20/2049 to 05/20/2052	811,698	742,798
4.50%, 07/20/2049 to 06/20/2052	65,700	66,026
2.00%, 09/20/2050 to 05/20/2052	700,376	621,898

		2,776,858

Total U.S. Government Sponsored Agency Mortgage- Backed Securities (Cost $13,034,771)		12,298,032

Asset-Backed Securities-1.89%
Avis Budget Rental Car Funding (AESOP) LLC, Series 2020-2A, Class A, 2.02%, 02/20/2027(c)	100,000	91,869
Capital One Multi-Asset Execution Trust, Series 2019-A3, Class A3, 2.06%, 08/15/2028	50,000	46,686
Commercial Mortgage Trust, Series 2015- CR22, Class A5, 3.31%, 03/10/2048	100,000	97,120
Ford Credit Auto Owner Trust, Series 2019-1, Class A, 3.52%, 07/15/2030(c)	100,000	99,202
GM Financial Consumer Automobile Receivables Trust, Series 2020-4, Class C, 1.05%, 05/18/2026	100,000	94,423

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco PureBetaSM US Aggregate Bond ETF (PBND)–(continued)

August 31, 2022

	Principal Amount	Value
Navient Private Education Refi Loan Trust, Series 2021-CA, Class A, 1.06%, 10/15/2069(c)	$68,459	$61,433
SMB Private Education Loan Trust, Series 2021-B, Class A, 1.31%, 07/17/2051(c)	70,476	64,109
Verizon Owner Trust, Series 2020-B, Class A, 0.47%, 02/20/2025	50,000	49,325
Wells Fargo Commercial Mortgage Trust
Series 2015-LC20, Class B, 3.72%, 04/15/2050	100,000	94,881
Series 2015-NXS2, Class A4, 3.50%, 07/15/2058	200,000	194,554
WFRBS Commercial Mortgage Trust, Series 2012-C9, Class C, 4.54%, 11/15/2045(g)	50,000	49,662

Total Asset-Backed Securities (Cost $993,878)		943,264

Municipal Obligations-0.37%
California (State of), Series 2009, GO Bonds, 7.55%, 04/01/2039	100,000	133,130
University of California, Series 2014, RB, 4.77%, 05/15/2044	50,000	50,161

Total Municipal Obligations (Cost $196,581)		183,291

	Shares	Value
Money Market Funds-4.17%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(h)(i) (Cost $2,078,326)	2,078,326	$2,078,326

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-103.05% (Cost $54,408,480)		51,327,625

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.17%
Invesco Private Government Fund, 2.29%(h)(i)(j)	162,453	162,453
Invesco Private Prime Fund, 2.37%(h)(i)(j)	417,556	417,597

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $580,050)		580,050

TOTAL INVESTMENTS IN SECURITIES-104.22% (Cost $54,988,530)		51,907,675
OTHER ASSETS LESS LIABILITIES-(4.22)%		(2,101,265)

NET ASSETS-100.00%		$49,806,410

Investment Abbreviations:

Ctfs.  -Certificates

GO    -General Obligation

RB    -Revenue Bonds

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $1,913,816, which represented 3.84% of the Fund’s Net Assets.

(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	Denotes a zero coupon security issued at a substantial discount from its value at maturity.
(g)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2022.

(h)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$516,374	$15,002,476	$(13,440,524)	$-	$ -	$2,078,326	$4,106

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco PureBetaSM US Aggregate Bond ETF (PBND)–(continued)

August 31, 2022

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$245,544	$5,022,733	$(5,105,824)	$-	$-	$162,453	$1,006	*
Invesco Private Prime Fund	572,937	7,793,354	(7,948,447)	-	(247)	417,597	2,887	*

Total	$1,334,855	$27,818,563	$(26,494,795)	$-	$(247)	$2,658,376	$7,999

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(i)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(j)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Statements of Assets and Liabilities

August 31, 2022

	Invesco PureBetaSM MSCI USA ETF (PBUS)	Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)	Invesco PureBetaSM US Aggregate Bond ETF (PBND)
Assets:
Unaffiliated investments in securities, at value(a)	$2,278,315,167	$32,146,943	$49,249,299
Affiliated investments in securities, at value	276,670,932	8,058,581	2,658,376
Deposits with brokers:
Cash segregated as collateral	-	-	686,195
Receivable for:
Dividends and interest	3,546,575	30,889	268,725
Securities lending	15,195	5,122	797
Investments sold	8,454,203	417,939	596,576
Fund shares sold	-	-	554,884
Foreign tax reclaims	742	-	-
Total assets	2,567,002,814	40,659,474	54,014,852

Liabilities:
Due to custodian	829,263	-	879
Payable for:
Investments purchased	8,745,798	457,164	2,845,459
Collateral upon return of securities loaned	276,301,088	8,038,667	580,050
Collateral upon receipt of securities in-kind	-	-	686,195
Fund shares repurchased	-	222	94,002
Accrued unitary management fees	81,555	1,824	1,857
Total liabilities	285,957,704	8,497,877	4,208,442
Net Assets	$2,281,045,110	$32,161,597	$49,806,410

Net assets consist of:
Shares of beneficial interest	$2,433,075,419	$39,430,050	$52,957,334
Distributable earnings (loss)	(152,030,309)	(7,268,453)	(3,150,924)
Net Assets	$2,281,045,110	$32,161,597	$49,806,410
Shares outstanding (unlimited amount authorized, $0.01 par value)	57,725,001	975,001	2,200,001
Net asset value	$39.52	$32.99	$22.64
Market price	$39.55	$32.98	$22.59
Unaffiliated investments in securities, at cost	$2,418,937,610	$38,674,664	$52,330,154
Affiliated investments in securities, at cost	$276,862,227	$8,062,497	$2,658,376
(a) Includes securities on loan with an aggregate value of:	$266,677,001	$7,787,294	$563,138

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Statements of Operations

For the year ended August 31, 2022

	Invesco PureBetaSM MSCI USA ETF (PBUS)	Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)	Invesco PureBetaSM US Aggregate Bond ETF (PBND)
Investment income:
Unaffiliated interest income	$-	$-	$588,928
Unaffiliated dividend income	35,171,392	479,230	-
Affiliated dividend income	20,266	936	4,106
Securities lending income, net	125,170	35,985	2,685
Foreign withholding tax	(8,975)	(239)	-
Total investment income	35,307,853	515,912	595,719

Expenses:
Unitary management fees	956,048	22,456	13,881
Less: Waivers	(362)	(8)	(358)
Net expenses	955,686	22,448	13,523
Net investment income	34,352,167	493,464	582,196

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(18,101,981)	(982,115)	(66,846)
Affiliated investment securities	(18,460)	(792)	(247)
Unaffiliated in-kind redemptions	39,253,130	4,793,326	(141,053)
Affiliated in-kind redemptions	(4,291)	(138)	-
Net realized gain (loss)	21,128,398	3,810,281	(208,146)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(412,982,016)	(9,895,548)	(3,661,131)
Affiliated investment securities	(189,124)	(2,919)	-
Change in net unrealized appreciation (depreciation)	(413,171,140)	(9,898,467)	(3,661,131)
Net realized and unrealized gain (loss)	(392,042,742)	(6,088,186)	(3,869,277)
Net increase (decrease) in net assets resulting from operations	$(357,690,575)	$(5,594,722)	$(3,287,081)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Statements of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	Invesco PureBetaSM MSCI USA ETF (PBUS)
	2022	2021
Operations:
Net investment income	$34,352,167	$12,346,118
Net realized gain (loss)	21,128,398	4,494,280
Change in net unrealized appreciation (depreciation)	(413,171,140)	270,255,033
Net increase (decrease) in net assets resulting from operations	(357,690,575)	287,095,431

Distributions to Shareholders from:
Distributable earnings	(33,386,819)	(7,694,515)

Shareholder Transactions:
Proceeds from shares sold	798,972,770	1,901,249,143
Value of shares repurchased	(301,051,848)	(15,303,140)
Net increase (decrease) in net assets resulting from share transactions	497,920,922	1,885,946,003
Net increase (decrease) in net assets	106,843,528	2,165,346,919

Net assets:
Beginning of year	2,174,201,582	8,854,663
End of year	$2,281,045,110	$2,174,201,582

Changes in Shares Outstanding:
Shares sold	17,625,000	47,225,000
Shares repurchased	(7,025,000)	(350,000)
Shares outstanding, beginning of year	47,125,001	250,001
Shares outstanding, end of year	57,725,001	47,125,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco PureBetaSM		Invesco PureBetaSM
MSCI USA Small Cap ETF (PBSM)		US Aggregate Bond ETF (PBND)
2022	2021	2022	2021

$493,464	$262,673	$582,196	$349,918
3,810,281	1,252,810	(208,146)	952,648
(9,898,467)	2,882,970	(3,661,131)	(1,336,513)

(5,594,722)	4,398,453	(3,287,081)	(33,947)

(881,276)	(247,628)	(660,942)	(534,345)

19,529,331	37,177,435	46,662,440	5,286,219
(22,427,945)	(3,838,450)	(16,395,540)	(10,807,847)

(2,898,614)	33,338,985	30,266,900	(5,521,628)

(9,374,612)	37,489,810	26,318,877	(6,089,920)

41,536,209	4,046,399	23,487,533	29,577,453

$32,161,597	$41,536,209	$49,806,410	$23,487,533

525,000	1,000,000	2,000,000	200,000
(600,000)	(100,000)	(700,000)	(400,000)
1,050,001	150,001	900,001	1,100,001

975,001	1,050,001	2,200,001	900,001

50

Financial Highlights

Invesco PureBetaSM MSCI USA ETF (PBUS)

	Years Ended August 31,					Ten Months Ended August 31,		For the Period September 19, 2017(a) Through October 31,
	2022	2021	2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$46.14	$35.42	$29.16	$29.09		$25.70		$25.00
Net investment income(b)	0.63	0.57	0.56	0.48		0.43		0.04
Net realized and unrealized gain (loss) on investments	(6.63)	10.58	6.21	0.19		3.32		0.66
Total from investment operations	(6.00)	11.15	6.77	0.67		3.75		0.70
Distributions to shareholders from:
Net investment income	(0.61)	(0.43)	(0.51)	(0.53)		(0.36)		-
Net realized gains	(0.01)	-	-	(0.07)		-		-
Total distributions	(0.62)	(0.43)	(0.51)	(0.60)		(0.36)		-
Net asset value at end of period	$39.52	$46.14	$35.42	$29.16		$29.09		$25.70
Market price at end of period(c)	$39.55	$46.14	$35.61	$29.16		$29.09		$25.70
Net Asset Value Total Return(d)	(13.10)%	31.79%	23.71%	2.48%		14.68%		2.80	%(e)
Market Price Total Return(d)	(13.03)%	31.07%	24.36%	2.48%		14.68%		2.80	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,281,045	$2,174,202	$8,855	$2,916		$2,909		$2,570
Ratio to average net assets of:
Expenses	0.04%	0.04%	0.04%	0.29	%(f)	0.04	%(g)	0.04	%(g)
Net investment income	1.44%	1.32%	1.82%	1.70	%(f)	1.91	%(g)	1.31	%(g)
Portfolio turnover rate(h)	3%	6%	5%	5%		4%		0	%(i)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the Exchange) to October 31, 2017 was 2.96%. The market price total return from Fund Inception to October 31, 2017 was 3.09%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.25%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(i)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Financial Highlights–(continued)

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)

	Years Ended August 31,					Ten Months Ended August 31,		For the Period September 19, 2017(a) Through October 31,
	2022	2021	2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$39.56	$26.98	$26.17	$30.11		$26.06		$25.00
Net investment income(b)	0.48	0.43	0.38	0.31		0.32		0.04
Net realized and unrealized gain (loss) on investments	(6.23)	12.65	0.82	(3.05)		4.00		1.02
Total from investment operations	(5.75)	13.08	1.20	(2.74)		4.32		1.06
Distributions to shareholders from:
Net investment income	(0.45)	(0.37)	(0.38)	(0.38)		(0.27)		-
Net realized gains	(0.37)	(0.13)	(0.01)	(0.82)		-		-
Total distributions	(0.82)	(0.50)	(0.39)	(1.20)		(0.27)		-
Net asset value at end of period	$32.99	$39.56	$26.98	$26.17		$30.11		$26.06
Market price at end of period(c)	$32.98	$39.51	$27.00	$26.21		$30.11		$26.08
Net Asset Value Total Return(d)	(14.70)%	48.83%	4.87%	(8.54)%		16.66%		4.24	%(e)
Market Price Total Return(d)	(14.62)%	48.53%	4.79%	(8.40)%		16.57%		4.32	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$32,162	$41,536	$4,046	$2,617		$3,011		$2,606
Ratio to average net assets of:
Expenses	0.06%	0.06%	0.06%	0.32	%(f)	0.06	%(g)	0.06	%(g)
Net investment income	1.32%	1.14%	1.49%	1.16	%(f)	1.39	%(g)	1.21	%(g)
Portfolio turnover rate(h)	17%	21%	21%	17%		15%		1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the Exchange) to October 31, 2017 was 3.66%. The market price total return from Fund Inception to October 31, 2017 was 3.66%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.26%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Financial Highlights–(continued)

Invesco PureBetaSM US Aggregate Bond ETF (PBND)

	Years Ended August 31,					Ten Months Ended August 31,		For the Period September 27, 2017(a) Through October 31,
	2022	2021	2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$26.10	$26.89	$25.94	$24.23		$24.96		$25.00

Net investment income(b)	0.50	0.45	0.62	0.67		0.52		0.06
Net realized and unrealized gain (loss) on investments	(3.39)	(0.56)	1.02	1.74		(0.70)		(0.05)

Total from investment operations	(2.89)	(0.11)	1.64	2.41		(0.18)		0.01

Distributions to shareholders from:
Net investment income	(0.49)	(0.56)	(0.69)	(0.70)		(0.54)		(0.05)
Net realized gains	(0.08)	(0.12)	-	-		-		-
Return of capital	-	-	-	-		(0.01)		-

Total distributions	(0.57)	(0.68)	(0.69)	(0.70)		(0.55)		(0.05)

Net asset value at end of period	$22.64	$26.10	$26.89	$25.94		$24.23		$24.96

Market price at end of period(c)	$22.59	$26.11	$26.93	$25.96		$24.25		$24.96

Net Asset Value Total Return(d)	(11.19)%	(0.42)%	6.42%	10.14%		(0.72)%		0.05	%(e)
Market Price Total Return(d)	(11.42)%	(0.53)%	6.49%	10.14%		(0.64)%		0.05	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$49,806	$23,488	$29,577	$25,940		$24,233		$24,964
Ratio to average net assets of:
Expenses, after Waivers	0.05%	0.05%	0.05%	0.08	%(f)	0.05	%(g)	0.04	%(g)
Expenses, prior to Waivers	0.05%	0.05%	0.05%	0.08	%(f)	0.05	%(g)	0.05	%(g)
Net investment income	2.10%	1.70%	2.36%	2.71	%(f)	2.55	%(g)	2.44	%(g)
Portfolio turnover rate(h)	23%	42%	30%	29%		20%		0	%(i)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 29, 2017, the first day of trading on the Exchange) to October 31, 2017 was 0.01%. The market price total return from Fund Inception to October 31, 2017 was 0.29%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.03%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(i)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2022

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco PureBetaSM MSCI USA ETF (PBUS)	“PureBetaSM MSCI USA ETF”

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)	“PureBetaSM MSCI USA Small Cap ETF”
Invesco PureBetaSM US Aggregate Bond ETF (PBND)	“PureBetaSM US Aggregate Bond ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

PureBetaSM MSCI USA ETF	MSCI USA Index

PureBetaSM MSCI USA Small Cap ETF	MSCI USA Small Cap Index
PureBetaSM US Aggregate Bond ETF	ICE BofA US Broad Market IndexSM

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly.

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Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of

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capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund (except for PureBetaSM US Aggregate Bond ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. PureBetaSM US Aggregate Bond ETF declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

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G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the period September 14, 2021 through August 31, 2022, each Fund (except for PureBetaSM US Aggregate Bond ETF) had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each applicable Fund as listed below:

Amount

PureBetaSM MSCI USA ETF	$5,214

PureBetaSM MSCI USA Small Cap ETF	830

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of

57

foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase this risk.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Changing U.S. Fixed-Income Market Conditions Risk. The historically low interest rate environment observed over the past several years was created in part by the Federal Reserve Board (“FRB”) keeping the federal funds rates at, near or below zero. In recent years, the FRB began “tapering” its quantitative easing program, leading to fluctuations in the Federal Funds Rate. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing, before implementing several rounds of rate increases in 2022. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the FRB or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may decline. Changes in FRB policies could also result in higher than normal shareholder redemptions, which could potentially increase a Fund’s portfolio turnover rate and transaction costs.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security. If a U.S. Government-sponsored entity is

58

negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Mortgage-Backed and Asset-Backed Securities Risk. For certain Funds, investments in mortgage- and asset-backed securities are subject to call (prepayment) risk, reinvestment risk and extension risk. In addition, these securities are susceptible to an unexpectedly high rate of defaults on the mortgages held by a mortgage pool, which may adversely affect their value. The risk of such defaults depends on the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. For example, the risk of default generally is higher in the case of mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely mortgage payments.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

U.S. Government Obligations Risk. Certain Funds may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government

59

securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

PureBetaSM MSCI USA ETF	0.04%

PureBetaSM MSCI USA Small Cap ETF	0.06%

PureBetaSM US Aggregate Bond ETF	0.05%

Through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2022, the Adviser waived fees for each Fund in the following amounts:

PureBetaSM MSCI USA ETF	$362

PureBetaSM MSCI USA Small Cap ETF	8

PureBetaSM US Aggregate Bond ETF	358

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

PureBetaSM MSCI USA ETF	MSCI Inc.

PureBetaSM MSCI USA Small Cap ETF	MSCI Inc.

PureBetaSM US Aggregate Bond ETF	ICE Data Indices, LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

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For the fiscal year ended August 31, 2022, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

PureBetaSM MSCI USA ETF	$7,757

PureBetaSM MSCI USA Small Cap ETF	743

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
PureBetaSM MSCI USA ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,278,682,909	$-	$-	$2,278,682,909
Money Market Funds	-	276,303,190	-	276,303,190

Total Investments	$2,278,682,909	$276,303,190	$-	$2,554,986,099

PureBetaSM MSCI USA Small Cap ETF
Investments in Securities
Common Stocks & Other Equity Interests	$32,150,235	$-	$283	$32,150,518
Money Market Funds	15,920	8,039,086	-	8,055,006

Total Investments	$32,166,155	$8,039,086	$283	$40,205,524

PureBetaSM US Aggregate Bond ETF
Investments in Securities
U.S. Treasury Securities	$-	$21,936,508	$-	$21,936,508
U.S. Dollar Denominated Bonds & Notes	-	13,888,204	-	13,888,204
U.S. Government Sponsored Agency Mortgage-Backed Securities	-	12,298,032	-	12,298,032
Asset-Backed Securities	-	943,264	-	943,264
Municipal Obligations	-	183,291	-	183,291
Money Market Funds	2,078,326	580,050	-	2,658,376

Total Investments	$2,078,326	$49,829,349	$-	$51,907,675

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NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022		2021
	Ordinary	Long-Term	Ordinary	Long-Term
	Income*	Capital Gains	Income*	Capital Gains
PureBetaSM MSCI USA ETF	$33,386,819	$-	$7,694,515	$-
PureBetaSM MSCI USA Small Cap ETF	711,275	170,001	231,628	16,000
PureBetaSM US Aggregate Bond ETF	581,731	79,211	435,056	99,289

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-end:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Post-October Capital Losses Deferrals	Shares of Beneficial Interest	Total Net Assets
PureBetaSM MSCI USA ETF	$6,214,937	$(148,134,055)	$(10,111,191)	$-	$2,433,075,419	$2,281,045,110
PureBetaSM MSCI USA Small Cap ETF	68,803	(7,205,056)	-	(132,200)	39,430,050	32,161,597
PureBetaSM US Aggregate Bond ETF	46,885	(3,086,711)	(111,098)	-	52,957,334	49,806,410

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of August 31, 2022, as follows:

	No expiration

	Short-Term	Long-Term	Total*
PureBetaSM MSCI USA ETF	$5,526,952	$4,584,239	$10,111,191
PureBetaSM MSCI USA Small Cap ETF	-	-	-
PureBetaSM US Aggregate Bond ETF	56,364	54,734	111,098

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended August 31, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
PureBetaSM MSCI USA ETF	$83,946,901	$79,973,118
PureBetaSM MSCI USA Small Cap ETF	6,487,755	7,046,516
PureBetaSM US Aggregate Bond ETF	11,374,713	3,806,801

For the fiscal year ended August 31, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales
PureBetaSM MSCI USA ETF	$791,071,013	$298,887,978
PureBetaSM MSCI USA Small Cap ETF	19,348,257	21,989,896
PureBetaSM US Aggregate Bond ETF	33,898,047	11,939,474

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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As of August 31, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
PureBetaSM MSCI USA ETF	$152,560,517	$(300,694,572)	$(148,134,055)	$2,703,120,154

PureBetaSM MSCI USA Small Cap ETF	1,716,527	(8,921,583)	(7,205,056)	47,410,580

PureBetaSM US Aggregate Bond ETF	2,539	(3,089,250)	(3,086,711)	54,994,386

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, distributions and paydowns, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2022, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
PureBetaSM MSCI USA ETF	$(78,665)	$(37,299,620)	$37,378,28	5

PureBetaSM MSCI USA Small Cap ETF	1,668	(4,117,040)	4,115,37	2

PureBetaSM US Aggregate Bond ETF	45,631	91,981	(137,61	2)

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF and Invesco PureBetaSM US Aggregate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF and Invesco PureBetaSM US Aggregate Bond ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 27, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco PureBetaSM MSCI USA ETF (PBUS) Actual Hypothetical (5% return before expenses)	$1,000.00 1,000.00	$904.90 1,025.00	0.04 0.04%	$0.19 0.20
Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM) Actual Hypothetical (5% return before expenses)	1,000.00 1,000.00	912.10 1,024.90	0.06 0.06	0.29 0.31
Invesco PureBetaSM US Aggregate Bond ETF (PBND) Actual Hypothetical (5% return before expenses)	1,000.00 1,000.00	926.10 1,024.95	0.05 0.05	0.24 0.26

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

65

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Long Term Capital Gains	Qualified Short Term Gains
Invesco PureBetaSM MSCI USA ETF	0%	94%	91%	0%	0%	0%	$-	$553,424
Invesco PureBetaSM MSCI USA Small Cap ETF	13%	60%	59%	0%	0%	0%	170,001	229,455
Invesco PureBetaSM US Aggregate Bond ETF	0%	0%	0%	32%	99%	91%	79,211	-

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

66

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	230	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	230	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	230	Trustee, U.S. Naval
Academy Foundation
Athletic & Scholarship
Program (2010-
Present); formerly,
Trustee, certain funds
of the Oppenheimer
Funds complex
(2013-2019);
Advisory Board
Member, Maxwell
School of Citizenship
and Public Affairs of
Syracuse University
(2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	230	Trustee (2000-
Present) and Chair
(2010-2017),
Newberry Library;
Trustee, Chikaming
Open Lands

(2014-Present);
formerly, Trustee,
Mather LifeWays
(2001-2021);
Trustee, certain funds
in the Oppenheimer
Funds complex
(2012-2019); Board
Chair (2008-2015)
and Director

(2004-2018), United
Educators Insurance
Company;
Independent Director,
First American Funds
(2003-2011); Trustee
(1992-2007), Chair of
the Board of Trustees
(1999-2007),
Investment
Committee Chair
(1994-1999) and
Investment
Committee member
(2007-2010),
Wellesley College;
Trustee, BoardSource

(2006-2009); Trustee,
Chicago City

Day School

(1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

.

69

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	230	Formerly, Treasurer
(2018-2021), Finance
Committee Member
(2015-2021) and

Audit Committee
Member (2015),
Thornapple
Evangelical Covenant
Church; Board and
Finance Committee
Member (2009-2017)
and Treasurer

(2010-2015, 2017),
NorthPointe Christian
Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	230	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

70

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019

Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating

Officer, Morgan Stanley Investment Management (2006-2010); Partner

and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.

230

Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee

(2017-2021), Independent Directors Council (IDC); Council Member, New

York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

71

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	230	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	230	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

72

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	230	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

73

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

74

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

75

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

76

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 74 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF	Invesco Russell 1000 Low Beta Equal Weight ETF
Invesco California AMT-Free Municipal Bond ETF	Invesco S&P 500® Enhanced Value ETF
Invesco CEF Income Composite ETF	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF
Invesco China Technology ETF	Invesco S&P 500® High Beta ETF
Invesco DWA Developed Markets Momentum ETF	Invesco S&P 500® High Dividend Low Volatility ETF
Invesco DWA Emerging Markets Momentum ETF	Invesco S&P 500® Low Volatility ETF
Invesco DWA SmallCap Momentum ETF	Invesco S&P 500 Minimum Variance ETF
Invesco Emerging Markets Sovereign Debt ETF	Invesco S&P 500® Momentum ETF
Invesco FTSE International Low Beta Equal Weight ETF	Invesco S&P 500 Revenue ETF
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	Invesco S&P Emerging Markets Low Volatility ETF
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	Invesco S&P Emerging Markets Momentum ETF
Invesco FTSE RAFI Emerging Markets ETF	Invesco S&P International Developed High Dividend Low
Invesco Fundamental High Yield® Corporate Bond ETF	Volatility ETF
Invesco Fundamental Investment Grade Corporate Bond ETF	Invesco S&P International Developed Low Volatility ETF
Invesco Global Clean Energy ETF	Invesco S&P International Developed Momentum ETF
Invesco Global Short Term High Yield Bond ETF	Invesco S&P International Developed Quality ETF
Invesco Global Water ETF	Invesco S&P MidCap 400 Revenue ETF
Invesco International BuyBack Achievers™ ETF	Invesco S&P MidCap Low Volatility ETF
Invesco International Corporate Bond ETF	Invesco S&P SmallCap 600 Revenue ETF
Invesco KBW Bank ETF	Invesco S&P SmallCap Consumer Discretionary ETF
Invesco KBW High Dividend Yield Financial ETF	Invesco S&P SmallCap Consumer Staples ETF
Invesco KBW Premium Yield Equity REIT ETF	Invesco S&P SmallCap Energy ETF
Invesco KBW Property & Casualty Insurance ETF	Invesco S&P SmallCap Financials ETF
Invesco KBW Regional Banking ETF	Invesco S&P SmallCap Health Care ETF
Invesco MSCI Green Building ETF	Invesco S&P SmallCap High Dividend Low Volatility ETF
Invesco NASDAQ 100 ETF	Invesco S&P SmallCap Industrials ETF
Invesco NASDAQ Next Gen 100 ETF	Invesco S&P SmallCap Information Technology ETF
Invesco National AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Low Volatility ETF
Invesco New York AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Materials ETF
Invesco Preferred ETF	Invesco S&P SmallCap Quality ETF
Invesco PureBetaSM 0-5 Yr US TIPS ETF	Invesco S&P SmallCap Utilities & Communication Services ETF
Invesco PureBetaSM FTSE Developed ex-North America ETF	Invesco S&P Ultra Dividend Revenue ETF
Invesco PureBetaSM FTSE Emerging Markets ETF	Invesco Senior Loan ETF
Invesco PureBetaSM MSCI USA ETF	Invesco Taxable Municipal Bond ETF
Invesco PureBetaSM MSCI USA Small Cap ETF	Invesco Treasury Collateral ETF
Invesco PureBetaSM US Aggregate Bond ETF	Invesco Variable Rate Preferred ETF
Invesco Russell 1000 Enhanced Equal Weight ETF	Invesco VRDO Tax-Free ETF
Invesco Russell 1000 Equal Weight ETF

Also at the April 6, 2022 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other

77

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year and since-inception periods for Invesco VRDO Tax-Free ETF and the one-year period for Invesco Treasury Collateral ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco VRDO Tax-Free ETF’s and Invesco Treasury Collateral ETF’s level of correlation to their respective underlying indexes. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with any draws on its line of credit), acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

●	0.04% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA ETF;

●	0.05% of the Fund’s average daily net assets for Invesco PureBetaSM US Aggregate Bond ETF;

●	0.06% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA Small Cap ETF;

●	0.07% of the Fund’s average daily net assets for Invesco PureBetaSM 0-5 Yr US TIPS ETF and Invesco PureBetaSM FTSE Developed ex-North America ETF;

●	0.08% of the Fund’s average daily net assets for Invesco Treasury Collateral ETF;

●	0.10% of the Fund’s average daily net assets for Invesco S&P 500 Minimum Variance ETF;

●	0.13% of the Fund’s average daily net assets for Invesco S&P 500 Enhanced Value ETF and Invesco S&P 500 Momentum ETF;

78

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

●	0.14% of the Fund’s average daily net assets for Invesco PureBetaSM FTSE Emerging Markets ETF;

●	0.15% of the Fund’s average daily net assets for Invesco NASDAQ 100 ETF and Invesco NASDAQ Next Gen 100 ETF;

●	0.20% of the Fund’s average daily net assets for Invesco Russell 1000 Equal Weight ETF;

●	0.22% of the Fund’s average daily net assets for Invesco Fundamental Investment Grade Corporate Bond ETF;

●

0.25% of the Fund’s average daily net assets for Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF and Invesco VRDO Tax-Free ETF;

●

0.28% of the Fund’s average daily net assets for Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco Taxable Municipal Bond ETF;

●

0.29% of the Fund’s average daily net assets for Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF and Invesco S&P SmallCap Utilities & Communication Services ETF;

●

0.30% of the Fund’s average daily net assets for Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF and Invesco S&P International Developed High Dividend Low Volatility ETF;

●

0.35% of the Fund’s average daily net assets for Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF and Invesco Russell 1000 Low Beta Equal Weight ETF;

●

0.39% of the Fund’s average daily net assets for Invesco MSCI Green Building ETF, Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF and Invesco S&P Ultra Dividend Revenue ETF;

●	0.45% of the Fund’s daily net assets for Invesco FTSE International Low Beta Equal Weight ETF and Invesco FTSE RAFI Developed Markets ex-U.S. ETF;

●	0.49% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF and Invesco FTSE RAFI Emerging Markets ETF;

●

0.50% of the Fund’s daily net assets for Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF and Invesco Variable Rate Preferred ETF;

●	0.55% of the Fund’s daily net assets for Invesco International BuyBack AchieversTM ETF;

●	0.60% of the Fund’s daily net assets for Invesco DWA SmallCap Momentum ETF;

●	0.65% of the Fund’s daily net assets for Invesco Senior Loan ETF;

●	0.70% of the Fund’s daily net assets for Invesco China Technology ETF;

●	0.75% of the Fund’s daily net assets for Invesco Global Clean Energy ETF and Invesco Global Water ETF;

●	0.80% of the Fund’s daily net assets for Invesco DWA Developed Markets Momentum ETF; and

●	0.90% of the Fund’s daily net assets for Invesco DWA Emerging Markets Momentum ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their

79

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco 1-30 Laddered Treasury ETF			X
Invesco California AMT-Free Municipal Bond ETF		N/A	X

Invesco CEF Income Composite ETF	X	N/A	X
Invesco China Technology ETF		N/A	X

Invesco DWA Developed Markets Momentum ETF			X
Invesco DWA Emerging Markets Momentum ETF			X

Invesco DWA SmallCap Momentum ETF			X
Invesco Emerging Markets Sovereign Debt ETF			X

Invesco FTSE International Low Beta Equal Weight ETF	X	X	X
Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF		X	X
Invesco FTSE RAFI Emerging Markets ETF	X		X

Invesco Fundamental High Yield® Corporate Bond ETF		X	X
Invesco Fundamental Investment Grade Corporate Bond ETF			X

Invesco Global Clean Energy ETF		X	X
Invesco Global Short Term High Yield Bond ETF	X	N/A	X

Invesco Global Water ETF		X	X
Invesco International BuyBack AchieversTM ETF			X

Invesco International Corporate Bond ETF			X
Invesco KBW Bank ETF	X		X

Invesco KBW High Dividend Yield Financial ETF	X		X
Invesco KBW Premium Yield Equity REIT ETF	X		X

Invesco KBW Property & Casualty Insurance ETF	X		X
Invesco KBW Regional Banking ETF	X		X

Invesco MSCI Green Building ETF		X	X
Invesco NASDAQ 100 ETF	X		X

Invesco NASDAQ Next Gen 100 ETF	X		X
Invesco National AMT-Free Municipal Bond ETF			X

Invesco New York AMT-Free Municipal Bond ETF		N/A	X
Invesco Preferred ETF		N/A	X

Invesco PureBetaSM 0-5 Yr US TIPS ETF	X		X
Invesco PureBetaSM FTSE Developed ex-North America ETF	X	X	X

Invesco PureBetaSM FTSE Emerging Markets ETF	X	X	X
Invesco PureBetaSM MSCI USA ETF	X	X	X

Invesco PureBetaSM MSCI USA Small Cap ETF	X	X	X
Invesco PureBetaSM US Aggregate Bond ETF	X	X	X

Invesco Russell 1000 Enhanced Equal Weight ETF			X
Invesco Russell 1000 Equal Weight ETF	X		X

Invesco Russell 1000 Low Beta Equal Weight ETF			X
Invesco S&P 500 Enhanced Value ETF	X	X	X

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X		X
Invesco S&P 500® High Beta ETF	X		X

Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X

80

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco S&P 500® Low Volatility ETF	X		X

Invesco S&P 500 Minimum Variance ETF	X	X	X
Invesco S&P 500 Momentum ETF	X	X	X

Invesco S&P 500 Revenue ETF			X
Invesco S&P Emerging Markets Low Volatility ETF	X		X

Invesco S&P Emerging Markets Momentum ETF	X		X
Invesco S&P International Developed High Dividend Low Volatility ETF	X	X	X

Invesco S&P International Developed Low Volatility ETF	X		X
Invesco S&P International Developed Momentum ETF	X	N/A	X

Invesco S&P International Developed Quality ETF	X	N/A	X
Invesco S&P MidCap 400 Revenue ETF			X

Invesco S&P MidCap Low Volatility ETF	X	X	X
Invesco S&P SmallCap 600 Revenue ETF		X	X

Invesco S&P SmallCap Consumer Discretionary ETF	X		X
Invesco S&P SmallCap Consumer Staples ETF	X		X

Invesco S&P SmallCap Energy ETF	X		X
Invesco S&P SmallCap Financials ETF	X		X

Invesco S&P SmallCap Health Care ETF	X		X
Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X

Invesco S&P SmallCap Industrials ETF	X		X
Invesco S&P SmallCap Information Technology ETF	X		X

Invesco S&P SmallCap Low Volatility ETF	X	X	X
Invesco S&P SmallCap Materials ETF	X		X

Invesco S&P SmallCap Quality ETF	X	X	X
Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X

Invesco S&P Ultra Dividend Revenue ETF		X	X
Invesco Senior Loan ETF	X	N/A	X

Invesco Taxable Municipal Bond ETF		N/A	X
Invesco Treasury Collateral ETF	X		X

Invesco Variable Rate Preferred ETF		X	X
Invesco VRDO Tax-Free ETF		N/A	X

*

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA Developed Markets Momentum ETF, Invesco Global Clean Energy ETF, Invesco International Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco VRDO Tax-Free ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

81

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Funds’ direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 6, 2022. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement. The Board reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

82

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 15 and April 6, 2022 Board meetings, and Invesco Advisers, Inc., in connection with the April 6, 2022 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rates for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF were reasonable in relation to the asset size of the Funds and concluded that the flat sub-advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Fund in an amount equal to the fees received by Invesco Advisers, Inc. on the Fund’s excess cash invested in the money market funds. The Trustees also noted the fees received by Invesco Advisers, Inc. in its capacity as the direct securities lending agent for the Invesco ETFs. The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, and that the Sub-Advisers generally do not use or generate soft-dollars with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

83

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PBETA-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders
August 31, 2022
DWAS	Invesco DWA SmallCap Momentum ETF
PSCD	Invesco S&P SmallCap Consumer Discretionary ETF
PSCC	Invesco S&P SmallCap Consumer Staples ETF
PSCE	Invesco S&P SmallCap Energy ETF

PSCF	Invesco S&P SmallCap Financials ETF

PSCH	Invesco S&P SmallCap Health Care ETF

PSCI	Invesco S&P SmallCap Industrials ETF

PSCT	Invesco S&P SmallCap Information Technology ETF

PSCM	Invesco S&P SmallCap Materials ETF

PSCU	Invesco S&P SmallCap Utilities & Communication Services ETF

2

The Market Environment

Domestic Equity

The fiscal year began with increasing volatility and the US stock market saw a selloff through most of September due to increasing concerns of inflation resulting from a spike in oil prices and supply chain shortages causing rising costs. Despite the Consumer Price Index (CPI) increasing monthly from June through September 2021,1 the US Federal Reserve (the Fed) declined to raise interest rates at its September 2021 Federal Open Market Committee meeting.

Equity markets saw continued volatility in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose to nearly $85 per barrel in October,2 causing higher gas prices for consumers, and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.1 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.2 The CPI rose by another 7.9% for the 12 months ended February 2022 reaching a 40 year high.1 To combat inflation, the Fed raised the federal funds rate by a one-quarter percentage point in March.

As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix, reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued for much of the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 8.6% for the 12 months ended May 2022 reaching a 40 year high.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3

US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at Jackson Hole, Wyoming, an economic policy symposium, sparked a sharp selloff at month end. Due to declining energy prices, the CPI rose by 8.5% for the 12 months ending July,1 down slightly from June, but still at multi-decade highs and far above the Fed’s 2% annual inflation target. As a result, the Fed indicated that it would continue taking aggressive action to curb inflation, though such measures could “bring pain to households and businesses.” The remarks deflated investor optimism that the Fed would pause rate hikes in the second half of 2022 and increased the likelihood of a US recession. In this environment, US stocks had negative double-digit returns of (11.23%) for the fiscal year ended August 31, 2022, measured by the S&P 500 Index.4

[1]	Source: US Bureau of Labor Statistics
[2]	Source: Bloomberg LP
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

3

DWAS	Management’s Discussion of Fund Performance
Invesco DWA SmallCap Momentum ETF (DWAS)

As an index fund, the Invesco DWA SmallCap Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® SmallCap Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) selects securities of small capitalization companies trading on U.S. exchanges for inclusion in the Index pursuant to a proprietary methodology that is designed to identify securities that demonstrate powerful relative strength (or momentum) characteristics. “Relative strength” is an investing technique that compares the performance of a particular asset to the overall performance of the market. The Index Provider assigns a relative strength score to each eligible security by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider selects securities for inclusion in the Index from an eligible universe of the constituents ranked between 1,001 and 3,000 by market capitalization within the NASDAQ US Benchmark Index. The Index Provider assigns a relative strength score to each eligible security and selects approximately 200 securities with the greatest scores for inclusion in the Index. Component security weights are based on relative scores, with securities with higher scores receiving larger weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (12.15)%. On a net asset value (“NAV”) basis, the Fund returned (12.25)%. During the same time period, the Index returned (11.66)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended August 31, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the materials and utilities sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included LSB Industries, Inc., a materials company (no longer held at fiscal year-end), and SM Energy Co., an energy company (portfolio average weight of 1.84%). Positions that detracted most significantly from the Fund’s return included Hovnanian Enterprises, Inc., Class A, a consumer discretionary company (no longer held at fiscal year-end), and Aspen Aerogels Inc, an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Energy	25.57
Industrials	18.41
Financials	13.12
Health Care	12.51
Consumer Discretionary	10.91
Information Technology	6.34
Materials	4.71
Consumer Staples	3.54
Sector Types Each Less Than 3%	4.80
Money Market Funds Plus Other Assets Less Liabilities	0.09

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
CONSOL Energy, Inc.	1.84
SM Energy Co.	1.66
Alpha Metallurgical Resources, Inc.	1.60
Weatherford International PLC	1.49
Permian Resources Corp., Class A	1.34
Veritiv Corp.	1.31
Clearfield, Inc.	1.26
Kinsale Capital Group, Inc.	1.19
SilverBow Resources, Inc.	1.19
Dillard’s, Inc., Class A	1.17
Total	14.05

*	Excluding money market fund holdings.

4

Invesco DWA SmallCap Momentum ETF (DWAS) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dorsey Wright® SmallCap Technical Leaders Index	(11.66)%	13.57%	46.48%	12.36%	79.11%	12.42%	222.44%	12.61%	232.54%
Russell 2000® Index	(17.88)	8.59	28.05	6.95	39.92	10.01	159.54	10.04	163.16
Fund
NAV Return	(12.25)	12.96	44.12	11.74	74.19	11.78	204.49	11.97	213.87
Market Price Return	(12.15)	12.96	44.14	11.75	74.27	11.76	203.99	11.96	213.57

Fund Inception: July 19, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

5

PSCD	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)

As an index fund, the Invesco S&P SmallCap Consumer Discretionary ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Consumer Discretionary Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the consumer discretionary sector, as defined by the Global Industry Classification Standard (“GICS®”). These companies are principally engaged in the business of providing consumer goods and services that are cyclical in nature, including, but not limited to, household durables, leisure products and services, apparel and luxury goods, computers and electronics, automobiles and auto components, and hotel and restaurant services. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (27.91)%. On a net asset value (“NAV”) basis, the Fund returned (28.01)%. During the same time period, the Index returned (27.84)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period which were partially offset by proceeds from the securities lending program in which the Fund participates.

During this same time period, the Benchmark Index returned (12.12)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the specialty retail industry and most underweight in the banks industry during the fiscal year ended August 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the household durables, specialty retail and hotels, restaurants and leisure industries.

For the fiscal year ended August 31, 2022, no industry contributed to the Fund’s return. The specialty retail industry detracted most significantly from the Fund’s return during the period, followed by the household durables and hotels, restaurants & leisure industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Academy Sports & Outdoors, Inc., a specialty retail company (portfolio average weight of 1.39%) and National Vision Holdings, Inc., a specialty retail company (portfolio average weight of 0.47%). Positions that detracted most significantly from the Fund’s return included Sonos, Inc., a household durables company (portfolio average weight of 1.04%), and Rent-A-Center, Inc., a specialty retail company (portfolio average weight of 1.76%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Specialty Retail	34.85
Household Durables	19.91
Hotels, Restaurants & Leisure	13.95
Auto Components	10.73
Textiles, Apparel & Luxury Goods	8.00
Diversified Consumer Services	7.20
Industry Types Each Less Than 3%	5.26
Money Market Funds Plus Other Assets Less Liabilities	0.10

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Asbury Automotive Group, Inc.	3.46
Academy Sports & Outdoors, Inc.	3.30
Signet Jewelers Ltd.	2.78
Group 1 Automotive, Inc.	2.66
LCI Industries	2.64
Meritage Homes Corp.	2.58
National Vision Holdings, Inc.	2.43
Dorman Products, Inc.	2.30
Steven Madden Ltd.	1.96
Installed Building Products, Inc.	1.88
Total	25.99

*	Excluding money market fund holdings.

6

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Consumer Discretionary Index	(27.84)%	13.43%	45.95%	10.60%	65.53%	11.02%	184.47%	10.84%	258.30%
S&P SmallCap 600® Index	(12.12)	10.40	34.56	8.65	51.40	11.50	196.93	11.29	276.48
Fund
NAV Return	(28.01)	13.21	45.11	10.40	64.04	10.80	178.94	10.61	248.93
Market Price Return	(27.91)	13.21	45.09	10.42	64.13	10.79	178.71	10.61	249.11

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

7

PSCC	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Consumer Staples ETF (PSCC)

As an index fund, the Invesco S&P SmallCap Consumer Staples ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Consumer Staples Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the consumer staples sector, as defined by the Global Industry Classification Standard (“GICS®”). These companies are principally engaged in the business of providing consumer goods and services that have non-cyclical characteristics, including, but not limited to, tobacco, food and beverage, and non-discretionary retail, such as non-durable household goods and personal products. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned 1.62%. On a net asset value (“NAV”) basis, the Fund returned 1.48%. During the same time period, the Index returned 1.70%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period which were partially offset by proceeds from the securities lending program in which the Fund participates.

During this same time period, the Benchmark Index returned (12.12)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the food products industry and most underweight in the banks industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the beverages and food products industries, respectively.

For the fiscal year ended August 31, 2022, the beverages industry contributed most significantly to the Fund’s return, followed by the food & staples retailing and food products industries, respectively. The personal products industry detracted most significantly from the Fund’s return during the period, followed by the household products industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Cal-Maine Foods, Inc., a food products company (portfolio average weight of 3.61%), and Celsius Holdings, Inc., a beverages company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Medifast, Inc., a personal products company (portfolio average weight of 6.18%), and WD-40 Co., a household products company (portfolio average weight of 6.18%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Food Products	41.65
Personal Products	17.70
Food & Staples Retailing	17.65
Household Products	10.58
Beverages	6.31
Tobacco	6.03
Money Market Funds Plus Other Assets Less Liabilities	0.08

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Hostess Brands, Inc.	7.59
Simply Good Foods Co. (The)	6.39
TreeHouse Foods, Inc.	6.18
WD-40 Co.	6.12
United Natural Foods, Inc.	6.08
J&J Snack Foods Corp.	5.28
Edgewell Personal Care Co.	4.87
Cal-Maine Foods, Inc.	4.76
elf Beauty, Inc.	4.33
PriceSmart, Inc.	3.61
Total	55.21

*	Excluding money market fund holdings.

8

Invesco S&P SmallCap Consumer Staples ETF (PSCC) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Consumer Staples Index	1.70%	14.59%	50.47%	10.37%	63.80%	12.99%	239.29%	13.55%	383.37%
S&P SmallCap 600® Index	(12.12)	10.40	34.56	8.65	51.40	11.50	196.93	11.29	276.48
Fund
NAV Return	1.48	14.35	49.52	10.14	62.05	12.70	230.65	13.28	369.37
Market Price Return	1.62	14.47	50.01	10.18	62.40	12.70	230.63	13.29	369.47

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

9

PSCE	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Energy ETF (PSCE)

As an index fund, the Invesco S&P SmallCap Energy ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the energy sector, as defined by the Global Industry Classification Standard (“GICS®”). These companies are principally engaged in the business of producing, distributing or servicing energy related products and equipment, including relating to oil and gas exploration and production, refining, marketing, storage and transportation; and manufacturing equipment and the production and mining of coal, related products and other consumable fuels related to the generation of energy. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned 53.18%. On a net asset value (“NAV”) basis, the Fund returned 53.42%. During the same time period, the Index returned 53.93%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, the effects of which were compounded during a time period of high returns.

During this same time period, the Benchmark Index returned (12.12)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the oil, gas & consumable fuels industry and most underweight in the banks industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the oil, gas & consumable fuels industry.

For the fiscal year ended August 31, 2022, the oil, gas & consumable fuels industry contributed most significantly to the Fund’s return, followed by the energy equipment & services industry. No industry detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Matador Resources Co., an oil, gas & consumable fuels company (no longer held at fiscal year-end), and Range Resources Corp., an oil, gas & consumable fuels company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Core Laboratories N.V., an energy equipment & services company (portfolio average weight of 2.41%), and DMC Global, Inc., an energy equipment & services company (portfolio average weight of 1.25%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Oil, Gas & Consumable Fuels	60.68
Energy Equipment & Services	38.34
Money Market Funds Plus Other Assets Less Liabilities	0.98

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
SM Energy Co.	12.49
Civitas Resources, Inc.	11.29
Helmerich & Payne, Inc.	10.47
CONSOL Energy, Inc.	5.92
PBF Energy, Inc., Class A	5.61
Green Plains, Inc.	4.82
Patterson-UTI Energy, Inc.	4.76
Callon Petroleum Co.	4.70
World Fuel Services Corp.	4.18
Nabors Industries Ltd.	3.01
Total	67.25

*	Excluding money market fund holdings.

10

Invesco S&P SmallCap Energy ETF (PSCE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Energy Index	53.93%	13.61%	46.65%	(3.13)%	(14.68)%	(10.64)%	(67.52)%	(6.68)%	(57.54)%
S&P SmallCap 600® Index	(12.12)	10.40	34.56	8.65	51.40	11.50	196.93	11.29	276.48
Fund
NAV Return	53.42	13.33	45.54	(3.40)	(15.89)	(10.86)	(68.34)	(6.93)	(58.96)
Market Price Return	53.18	13.27	45.33	(3.42)	(15.96)	(10.88)	(68.39)	(6.92)	(58.90)

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

11

PSCF	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Financials ETF (PSCF)

As an index fund, the Invesco S&P SmallCap Financials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Financials & Real Estate Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the financials and real estate sectors, as defined by the Global Industry Classification Standard (“GICS®”). These companies, which may include real estate investment trusts (“REITs”), are principally engaged in the business of providing financial services and products, including banking, diversified financials, insurance and REITs and real estate management and development. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (11.67)%. On a net asset value (“NAV”) basis, the Fund returned (11.81)%. During the same time period, the Index returned (11.60)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period which were partially offset by proceeds from the securities lending program in which the Fund participates.

During this same time period, the Benchmark Index returned (12.12)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the banks industry and most underweight in the machinery industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the banks industry.

For the fiscal year ended August 31, 2022, the banks industry was the only industry to contribute to the Fund’s return. The equity REITs industry detracted most significantly from the Fund’s return during the period, followed by the consumer finance and insurance industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included BancFirst Corp., a banks company (portfolio average weight of 0.59%), and CVB Financial Corp., a banks company (portfolio average weight of 1.16%). Positions that detracted most significantly from the Fund’s return included Innovative Industrial Properties, Inc., an equity REITS company (portfolio average weight of 1.75%), and Green Dot Corp., Class A, a consumer finance company (portfolio average weight of 0.68%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Banks	40.12
Equity REITs	27.32
Insurance	10.16
Thrifts & Mortgage Finance	8.45
Mortgage REITs	5.22
Capital Markets	3.72
Consumer Finance	3.13
Real Estate Management & Development	1.76
Money Market Funds Plus Other Assets Less Liabilities	0.12

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Agree Realty Corp.	2.44
ServisFirst Bancshares, Inc.	1.78
Independent Bank Corp.	1.58
United Community Banks, Inc.	1.52
Community Bank System, Inc.	1.52
CVB Financial Corp.	1.50
First Hawaiian, Inc.	1.42
Assured Guaranty Ltd.	1.41
Essential Properties Realty Trust, Inc.	1.36
Mr. Cooper Group, Inc.	1.35
Total	15.88

*	Excluding money market fund holdings.

12

Invesco S&P SmallCap Financials ETF (PSCF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Financials & Real Estate Index	(11.60)%	2.47%	7.60%	3.90%	21.06%	8.69%	130.13%	8.87%	186.85%
S&P SmallCap 600® Index	(12.12)	10.40	34.56	8.65	51.40	11.50	196.93	11.29	276.48
Fund
NAV Return	(11.81)	2.28	6.99	3.69	19.84	8.43	124.74	8.60	177.95
Market Price Return	(11.67)	2.34	7.19	3.70	19.92	8.43	124.73	8.60	177.94

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

13

PSCH	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Health Care ETF (PSCH)

As an index fund, the Invesco S&P SmallCap Health Care ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Health Care Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the health care sector, as defined by the Global Industry Classification Standard (“GICS®”). These companies are principally engaged in the business of providing healthcare-related products, facilities, equipment and services, including in areas such as biotechnology, pharmaceuticals, life sciences, medical technology and supplies. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (26.24)%. On a net asset value (“NAV”) basis, the Fund returned (26.41)%. During the same time period, the Index returned (26.41)%. During the fiscal year, the Fund fully replicated the components of the Index. The fees and operating expenses that the Fund incurred during the period were offset by proceeds from the securities lending program in which the Fund participates and the contribution of the Fund being underweight a single security relative to the Index due to holdings restrictions enacted on the Fund, such that the Fund’s performance, on a NAV basis, matched the return of the Index.

During this same time period, the Benchmark Index returned (12.12)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the health care providers & services industry and most underweight in the banks industry during the fiscal year ended August 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the health care providers & services, biotechnology and life sciences tools & services industries, respectively.

For the fiscal year ended August 31, 2022, no industry contributed to the Fund’s return. The health care providers & services industry detracted most significantly from the Fund’s return during the period, followed by the health care equipment & supplies and biotechnology industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Lantheus Holdings, Inc., a health care equipment & supplies company (portfolio average weight of 2.75%), and Cytokinetics, Inc., a biotechnology company (portfolio average weight of 2.81%). Positions that detracted most significantly from the Fund’s return included NeoGenomics, Inc., a life sciences tools & services company (portfolio average weight of 2.35%), and Omnicell, Inc., a health care equipment & supplies company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Health Care Providers & Services	29.65
Health Care Equipment & Supplies	27.75
Biotechnology	22.78
Pharmaceuticals	13.80
Health Care Technology	4.83
Life Sciences Tools & Services	1.18
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Lantheus Holdings, Inc.	5.07
AMN Healthcare Services, Inc.	4.30
Cytokinetics, Inc.	4.25
Ensign Group, Inc. (The)	4.21
Merit Medical Systems, Inc.	2.83
Select Medical Holdings Corp.	2.48
CONMED Corp.	2.45
Prestige Consumer Healthcare, Inc.	2.38
Corcept Therapeutics, Inc.	2.32
Pacira BioSciences, Inc.	2.24
Total	32.53

*	Excluding money market fund holdings.

14

Invesco S&P SmallCap Health Care ETF (PSCH) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Health Care Index	(26.41)%	7.22%	23.26%	10.07%	61.53%	15.16%	310.28%	15.61%	504.05%
S&P SmallCap 600® Index	(12.12)	10.40	34.56	8.65	51.40	11.50	196.93	11.29	276.48
Fund
NAV Return	(26.41)	7.02	22.59	9.84	59.87	14.88	300.35	15.32	485.49
Market Price Return	(26.24)	7.04	22.65	9.84	59.92	14.87	300.00	15.33	486.09

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

15

PSCI	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Industrials ETF (PSCI)

As an index fund, the Invesco S&P SmallCap Industrials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Industrials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the industrials sector, as defined by the Global Industry Classification Standard (“GICS®”). These companies are principally engaged in the business of producing capital goods, such as manufacturing aerospace and defense products, building products, electrical equipment, and machinery; providing commercial and professional services; and transportation such as railroads, air freight and logistics, airlines, and trucking. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (7.43)%. On a net asset value (“NAV”) basis, the Fund returned (7.52)%. During the same time period, the Index returned (7.24)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned (12.12)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the machinery industry and most underweight in the banks industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocations to the trading companies & distributors, air freight & logistics and construction & engineering industries, respectively.

For the fiscal year ended August 31, 2022, the air freight & logistics industry contributed most significantly to the Fund’s return, followed by the trading companies & distributors and construction & engineering industries, respectively. The commercial services & supplies industry detracted most significantly from the Fund’s return during the period, followed by the machinery and airlines industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Mueller Industries, Inc., a machinery company (portfolio average weight of 1.95%), and Meritor, Inc., a machinery company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Resideo Technologies, Inc., a building products company (portfolio average weight of 2.15%), and Allegiant Travel Co., an airlines company (portfolio average weight of 1.47%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Machinery	26.95
Commercial Services & Supplies	12.60
Building Products	12.07
Professional Services	9.35
Trading Companies & Distributors	8.27
Aerospace & Defense	7.65
Construction & Engineering	7.57
Air Freight & Logistics	5.44
Industry Types Each Less Than 3%	10.01
Money Market Funds Plus Other Assets Less Liabilities	0.09

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
UFP Industries, Inc.	3.41
Exponent, Inc.	3.33
Applied Industrial Technologies, Inc.	2.79
Comfort Systems USA, Inc.	2.47
Mueller Industries, Inc.	2.46
Franklin Electric Co., Inc.	2.31
Korn Ferry	2.25
John Bean Technologies Corp.	2.25
Aerojet Rocketdyne Holdings, Inc.	2.21
ABM Industries, Inc.	2.12
Total	25.60

*	Excluding money market fund holdings.

16

Invesco S&P SmallCap Industrials ETF (PSCI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Industrials Index	(7.24)%	11.76%	39.60%	10.64%	65.78%	12.82%	234.14%	11.69%	293.78%
S&P SmallCap 600® Index	(12.12)	10.40	34.56	8.65	51.40	11.50	196.93	11.29	276.48
Fund
NAV Return	(7.52)	11.46	38.46	10.32	63.41	12.51	225.12	11.38	280.28
Market Price Return	(7.43)	11.43	38.35	10.34	63.53	12.50	224.70	11.38	280.41

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

17

PSCT	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Information Technology ETF (PSCT)

As an index fund, the Invesco S&P SmallCap Information Technology ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Information Technology Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the information technology sector, as defined by the Global Industry Classification Standard (“GICS®”). These companies are principally engaged in the business of providing information technology-related products and services, including, but not limited to, developing and producing software; manufacturing communication equipment and products, and electronic equipment and instruments; providing commercial electronic data processing; and manufacturing semiconductors and related products. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (16.79)%. On a net asset value (“NAV”) basis, the Fund returned (16.87)%. During the same time period, the Index returned (16.65)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period which were partially offset by proceeds from the securities lending program in which the Fund participates.

During this same time period, the Benchmark Index returned (12.12)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the electronic equipment, instruments & components industry and most underweight in the banks industry during the fiscal year ended August 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the semiconductors & semiconductor equipment and software industries, respectively.

For the fiscal year ended August 31, 2022, the communications equipment industry was the only industry to contribute to the Fund’s return. The semiconductors & semiconductor equipment industry detracted most significantly from the Fund’s return during the period, followed by the software and technology hardware storage & peripherals industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Vonage Holdings Corp., a diversified telecommunication services company (no longer held at fiscal year-end), and ExlService Holdings, Inc., an IT services company (portfolio average weight of 3.49%). Positions that detracted most significantly from the Fund’s return included LivePerson, Inc., a software company (portfolio average weight of 1.50%), and 3D Systems Corp., a technology hardware, storage & peripherals company (portfolio average weight of 1.69%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Electronic Equipment, Instruments & Components	31.66
Semiconductors & Semiconductor Equipment	23.68
Software	18.34
Communications Equipment	11.95
IT Services	11.77
Technology Hardware, Storage & Peripherals	2.60
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
ExlService Holdings, Inc.	4.74
Rogers Corp.	3.98
SPS Commerce, Inc.	3.74
Fabrinet	3.21
Onto Innovation, Inc.	2.98
Advanced Energy Industries, Inc.	2.86
Diodes, Inc.	2.73
Viavi Solutions, Inc.	2.72
Insight Enterprises, Inc.	2.71
Alarm.com Holdings, Inc.	2.60
Total	32.27

*	Excluding money market fund holdings.

18

Invesco S&P SmallCap Information Technology ETF (PSCT) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Information Technology Index	(16.65)%	14.17%	48.83%	10.97%	68.27%	15.66%	328.53%	14.06%	411.06%
S&P SmallCap 600® Index	(12.12)	10.40	34.56	8.65	51.40	11.50	196.93	11.29	276.48
Fund
NAV Return	(16.87)	13.86	47.61	10.69	66.16	15.35	317.20	13.75	393.85
Market Price Return	(16.79)	13.93	47.88	10.74	66.52	15.35	317.20	13.76	394.53

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

19

PSCM	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Materials ETF (PSCM)

As an index fund, the Invesco S&P SmallCap Materials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Materials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the basic materials sector, as defined by the Global Industry Classification Standard (“GICS®”). These companies are principally engaged in the business of producing raw materials, including producing and manufacturing chemical products; manufacturing construction materials, containers, and packaging; mining metals and the production of related products; and manufacturing paper and forest products. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (3.60)%. On a net asset value (“NAV”) basis, the Fund returned (3.69)%. During the same time period, the Index returned (3.55)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period which were partially offset by proceeds from the securities lending program in which the Fund participates.

During this same time period, the Benchmark Index returned (12.12)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the chemicals industry and most underweight in the banks industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the chemicals and metals & mining industries, respectively.

For the fiscal year ended August 31, 2022, no industry contributed to the Fund’s return. The chemicals industry detracted most significantly from the Fund’s return during the period, followed by the containers & packaging and paper & forest products industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included ATI Inc., a metals & mining company (portfolio average weight of 5.37%), and Livent Corp., a chemicals company (portfolio average weight of 7.74%). Positions that detracted most significantly from the Fund’s return included Quaker Chemical Corp., a chemicals company (portfolio average weight of 4.99%), and Trinseo PLC, a chemicals company (portfolio average weight of 3.49%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Chemicals	54.87
Metals & Mining	33.13
Paper & Forest Products	6.41
Containers & Packaging	5.54
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Livent Corp.	10.54
Balchem Corp.	8.57
ATI, Inc.	7.52
H.B. Fuller Co.	6.97
Arconic Corp.	5.40
Quaker Chemical Corp.	4.77
Stepan Co.	4.51
Innospec, Inc.	4.40
O-I Glass, Inc.	4.12
Materion Corp.	3.61
Total	60.41

*	Excluding money market fund holdings.

20

Invesco S&P SmallCap Materials ETF (PSCM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Materials Index	(3.55)%	17.19%	60.93%	8.13%	47.82%	9.59%	149.87%	8.82%	185.21%
S&P SmallCap 600® Index	(12.12)	10.40	34.56	8.65	51.40	11.50	196.93	11.29	276.48
Fund
NAV Return	(3.69)	17.05	60.37	7.96	46.67	9.34	144.16	8.56	176.94
Market Price Return	(3.60)	17.05	60.36	8.01	46.97	9.31	143.61	8.56	176.80

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

21

PSCU	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

As an index fund, the Invesco S&P SmallCap Utilities & Communication Services ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Utilities & Communication Services Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the utilities and communication services sectors, as defined by the Global Industry Classification Standard (“GICS®”). The utilities companies are principally engaged in providing either energy, water, electric or natural gas utilities. These companies may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater. The communication services sector includes companies that facilitate communication or offer related content and information through various types of media and is comprised of companies from the following industries: diversified telecommunications services; wireless telecommunication services; media; entertainment; and interactive media and services. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (11.23)%. On a net asset value (“NAV”) basis, the Fund returned (11.42)%. During the same time period, the Index returned (11.21)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period which were partially offset by proceeds from the securities lending program in which the Fund participates.

During this same time period, the Benchmark Index returned (12.12)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the water utilities industry and most underweight in the banks industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark

Index during the period can be attributed to the Fund’s overweight allocations to the gas utilities and multi-utilities industries, respectively.

For the fiscal year ended August 31, 2022, the gas utilities industry contributed most significantly to the Fund’s return, followed by the multi-utilities industry. The media industry detracted most significantly from the Fund’s return during the period, followed by the wireless telecommunication services and diversified telecommunication services industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included South Jersey Industries, Inc., a gas utilities company (portfolio average weight of 8.99%), and Meredith Corp., a media company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Loyalty Ventures, Inc., a media company (no longer held at fiscal year-end), and AMC Networks, Inc., Class A, a media company (portfolio average weight of 3.39%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Water Utilities	20.22
Gas Utilities	18.76
Media	14.86
Interactive Media & Services	12.57
Wireless Telecommunication Services	10.30
Multi-Utilities	9.84
Diversified Telecommunication Services	8.37
Entertainment	4.94
Money Market Funds Plus Other Assets Less Liabilities	0.14

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
South Jersey Industries, Inc.	10.62
California Water Service Group	8.06
American States Water Co.	7.86
Avista Corp.	7.54
Cogent Communications Holdings, Inc.	5.82
Yelp, Inc.	5.06
Telephone & Data Systems, Inc.	4.43
Middlesex Water Co.	4.30
Chesapeake Utilities Corp.	4.28
TechTarget, Inc.	4.28
Total	62.25

*	Excluding money market fund holdings.

22

Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Utilities & Communication Services Index	(11.21)%	5.58%	17.68%	3.82%	20.61%	9.98%	158.99%	10.35%	239.17%
S&P SmallCap 600® Index	(12.12)	10.40	34.56	8.65	51.40	11.50	196.93	11.29	276.48
Fund
NAV Return	(11.42)	5.28	16.70	3.60	19.34	9.71	152.63	10.07	228.48
Market Price Return	(11.23)	5.32	16.83	3.60	19.32	9.69	152.25	10.07	228.52

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

23

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 15, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

24

Invesco DWA SmallCap Momentum ETF (DWAS)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Communication Services-2.87%
DHI Group, Inc.(b)	288,953	$1,473,660
Gogo, Inc.(b)(c)	82,032	1,218,996
Iridium Communications, Inc.(b)	51,318	2,278,006
Playstudios, Inc.(b)(c)	223,978	810,800
Radius Global Infrastructure, Inc., Class A(b)(c)	89,643	1,234,384
Stagwell, Inc.(b)(c)	320,797	2,175,004
TechTarget, Inc.(b)(c)	30,933	2,007,552

		11,198,402

Consumer Discretionary-10.91%
Academy Sports & Outdoors, Inc.(c)	38,257	1,648,112
Adient PLC(b)(c)	45,196	1,500,507
Asbury Automotive Group, Inc.(b)(c)	8,558	1,493,200
Bluegreen Vacations Holding Corp.	59,262	1,235,020
Build-A-Bear Workshop, Inc.(c)	257,843	3,950,155
Chico’s FAS, Inc.(b)(c)	489,278	2,779,099
Dave & Buster’s Entertainment, Inc.(b)	57,453	2,375,107
Designer Brands, Inc., Class A(c)	104,386	1,780,825
Dillard’s, Inc., Class A(c)	15,356	4,549,061
Dine Brands Global, Inc.(c)	21,519	1,433,165
Funko, Inc., Class A(b)(c)	96,226	2,142,953
Genesco, Inc.(b)	30,094	1,702,718
Golden Entertainment, Inc.(b)(c)	79,407	3,038,112
Group 1 Automotive, Inc.	8,979	1,603,560
H&R Block, Inc.	40,800	1,836,000
MasterCraft Boat Holdings, Inc.(b)	66,204	1,594,854
Modine Manufacturing Co.(b)	127,090	1,903,808
Movado Group, Inc.	46,685	1,488,785
Oxford Industries, Inc.(c)	14,982	1,599,029
Playa Hotels & Resorts N.V.(b)	209,394	1,373,625
Vista Outdoor, Inc.(b)(c)	54,830	1,541,820

		42,569,515

Consumer Staples-3.54%
Chefs’ Warehouse, Inc. (The)(b)	41,670	1,389,278
Coca-Cola Consolidated, Inc.	2,672	1,267,410
elf Beauty, Inc.(b)	51,872	1,977,879
Grocery Outlet Holding Corp.(b)(c)	33,222	1,332,867
Ingles Markets, Inc., Class A	15,575	1,363,280
MGP Ingredients, Inc.	15,740	1,722,900
National Beverage Corp.(c)	29,979	1,662,635
SpartanNash Co.	45,050	1,370,871
United Natural Foods, Inc.(b)(c)	38,575	1,700,386

		13,787,506

Energy-25.57%
Antero Midstream Corp.	163,876	1,650,231
Arch Resources, Inc.	18,839	2,742,582
Archrock, Inc.(c)	163,515	1,208,376
Berry Corp.(c)	174,659	1,598,130
Brigham Minerals, Inc., Class A	52,163	1,551,849
California Resources Corp.	40,954	2,046,062
Callon Petroleum Co.(b)(c)	28,202	1,200,277
ChampionX Corp.(c)	64,719	1,411,521
Chord Energy Corp.	15,910	2,252,060
Civitas Resources, Inc.(c)	28,264	1,899,058
Comstock Resources, Inc.(b)(c)	129,002	2,528,439

	Shares	Value
Energy-(continued)
CONSOL Energy, Inc.	100,151	$7,188,839
CVR Energy, Inc.	50,060	1,634,960
Delek US Holdings, Inc.(c)	49,894	1,409,505
Denbury, Inc.(b)(c)	27,221	2,420,764
Earthstone Energy, Inc., Class A(b)(c)	202,017	3,070,658
Evolution Petroleum Corp.	229,811	1,594,888
Green Plains, Inc.(b)(c)	72,525	2,656,591
Helmerich & Payne, Inc.	34,603	1,479,278
Kinetik Holdings, Inc., Class A(c)	97,862	3,608,172
Kosmos Energy Ltd. (Ghana)(b)(c)	300,245	2,122,732
Magnolia Oil & Gas Corp., Class A(c)	121,801	2,907,390
NACCO Industries, Inc., Class A	32,111	1,444,032
NexTier Oilfield Solutions, Inc.(b)	229,932	2,154,463
Noble Corp.(b)	44,333	1,345,507
Patterson-UTI Energy, Inc.	160,962	2,398,334
PBF Energy, Inc., Class A(b)	79,909	2,729,691
Peabody Energy Corp.(b)(c)	66,964	1,651,332
Permian Resources Corp., Class A(b)(c)	635,256	5,228,157
ProPetro Holding Corp.(b)	126,095	1,155,030
Ranger Oil Corp., Class A(c)	66,238	2,582,620
Riley Exploration Permian, Inc.	49,768	1,251,168
Select Energy Services, Inc., Class A(b)	175,853	1,250,315
SilverBow Resources, Inc.(b)	116,354	4,626,235
Sitio Royalties Corp.(c)	59,257	1,507,498
SM Energy Co.(c)	146,522	6,457,225
Solaris Oilfield Infrastructure, Inc., Class A	114,589	1,226,102
Talos Energy, Inc.(b)	74,268	1,539,576
Tidewater, Inc.(b)(c)	62,138	1,376,978
VAALCO Energy, Inc.	461,211	2,310,667
Valaris Ltd.(b)(c)	29,833	1,520,886
Weatherford International PLC(b)(c)	206,380	5,807,533

		99,745,711

Financials-13.12%
A-Mark Precious Metals, Inc.(c)	115,440	3,568,250
Amerant Bancorp, Inc.(c)	49,277	1,290,565
Assured Guaranty Ltd.	25,174	1,285,636
BancFirst Corp.(c)	14,532	1,567,422
BCB Bancorp, Inc.	76,460	1,376,280
Coastal Financial Corp.(b)(c)	37,286	1,498,897
Cowen, Inc., Class A	57,143	2,197,148
Ellington Financial, Inc.	97,101	1,425,443
Encore Capital Group, Inc.(b)(c)	23,576	1,289,136
Esquire Financial Holdings, Inc.	39,932	1,492,658
Farmers & Merchants Bancorp, Inc.(c)	37,524	1,071,686
First Bancorp	102,205	1,461,532
First Business Financial Services, Inc.	41,318	1,375,063
First Internet Bancorp	36,585	1,341,572
First Merchants Corp.	37,693	1,500,935
Greene County Bancorp, Inc.	28,897	1,537,320
Hancock Whitney Corp.	30,696	1,480,468
Kinsale Capital Group, Inc.(c)	18,344	4,651,672
LendingClub Corp.(b)	109,429	1,430,237
MVB Financial Corp.	42,527	1,360,014
Nexpoint Real Estate Finance, Inc.	65,977	1,353,848
Northeast Bank(c)	40,689	1,577,513
OFG Bancorp	59,037	1,605,806
Premier Financial Corp.(c)	52,608	1,421,468

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco DWA SmallCap Momentum ETF (DWAS)–(continued)

August 31, 2022

	Shares	Value
Financials-(continued)
RLI Corp.	24,786	$2,720,511
Seacoast Banking Corp. of Florida(c)	40,951	1,323,536
Selective Insurance Group, Inc.	17,390	1,381,114
ServisFirst Bancshares, Inc.	17,803	1,501,861
Stock Yards Bancorp, Inc.(c)	22,570	1,495,488
United Fire Group, Inc.	39,696	1,168,253
Unity Bancorp, Inc.	50,464	1,414,506

		51,165,838

Health Care-12.51%
Acadia Healthcare Co., Inc.(b)	25,277	2,070,945
Catalyst Pharmaceuticals, Inc.(b)(c)	210,588	2,851,361
Chinook Therapeutics, Inc.(b)(c)	72,792	1,514,074
Cogent Biosciences, Inc.(b)	146,003	2,407,589
Cross Country Healthcare, Inc.(b)(c)	76,676	1,946,037
CTI BioPharma Corp.(b)(c)	402,487	2,527,618
Cytokinetics, Inc.(b)(c)	33,558	1,777,232
Day One Biopharmaceuticals, Inc.(b)(c)	93,801	2,203,385
Deciphera Pharmaceuticals, Inc.(b)	109,631	1,779,311
EQRx, Inc.(b)	266,027	1,300,872
Evolent Health, Inc., Class A(b)(c)	73,345	2,695,429
Evolus, Inc.(b)(c)	122,602	1,178,205
Harmony Biosciences Holdings, Inc.(b)(c)	29,832	1,309,923
Intra-Cellular Therapies, Inc.(b)	26,199	1,316,762
Lantheus Holdings, Inc.(b)	39,704	3,128,675
Meridian Bioscience, Inc.(b)	47,007	1,531,958
Merit Medical Systems, Inc.(b)	26,190	1,551,234
Multiplan Corp.(b)(c)	249,452	878,071
Option Care Health, Inc.(b)	52,088	1,612,644
Point Biopharma Global, Inc.(b)(c)	168,107	1,639,043
PROCEPT BioRobotics Corp.(b)(c)	39,244	1,588,597
SIGA Technologies, Inc.(c)	117,819	1,776,711
TransMedics Group, Inc.(b)	49,056	2,552,384
Tricida, Inc.(b)(c)	178,269	2,231,928
UFP Technologies, Inc.(b)(c)	18,820	1,750,072
Y-mAbs Therapeutics, Inc.(b)(c)	104,885	1,686,551

		48,806,611

Industrials-18.41%
AAR Corp.(b)	33,619	1,441,583
Albany International Corp., Class A	17,434	1,537,504
ArcBest Corp.	21,978	1,769,888
Array Technologies, Inc.(b)	108,278	2,263,010
Beacon Roofing Supply, Inc.(b)(c)	27,537	1,512,057
Boise Cascade Co.	21,628	1,348,073
CBIZ, Inc.(b)	45,384	1,981,465
Chart Industries, Inc.(b)(c)	18,022	3,493,745
CoreCivic, Inc.(b)	122,753	1,169,836
Covenant Logistics Group, Inc., Class A	61,467	1,728,452
CRA International, Inc.	16,248	1,485,230
CSW Industrials, Inc.	14,006	1,773,160
Eagle Bulk Shipping, Inc.(c)	23,842	1,035,696
Encore Wire Corp.(c)	12,716	1,654,352
Energy Recovery, Inc.(b)(c)	71,786	1,646,771
Federal Signal Corp.	39,015	1,555,528
Fluor Corp.(b)(c)	54,856	1,450,393
Genco Shipping & Trading Ltd.	84,508	1,158,605
GMS, Inc.(b)	34,308	1,653,646
Hudson Technologies, Inc.(b)	472,454	3,921,368
ICF International, Inc.	14,790	1,502,072
Kadant, Inc.(c)	13,623	2,444,375

	Shares	Value
Industrials-(continued)
McGrath RentCorp.	18,068	$1,527,107
MRC Global, Inc.(b)	139,868	1,360,916
NOW, Inc.(b)	138,912	1,683,613
NV5 Global, Inc.(b)(c)	12,587	1,771,746
PAM Transportation Services, Inc.(b)	60,047	1,783,996
Resideo Technologies, Inc.(b)	82,489	1,717,421
Rush Enterprises, Inc., Class A	28,761	1,353,493
Shoals Technologies Group, Inc., Class A(b)(c)	72,207	1,904,099
SPX Technologies, Inc.(b)(c)	38,499	2,196,753
Sterling Infrastructure, Inc.(b)	61,305	1,550,403
Titan International, Inc.(b)	272,182	3,818,713
Triton International Ltd. (Bermuda)	27,674	1,649,094
Univar Solutions, Inc.(b)	51,581	1,300,873
USA Truck, Inc.(b)	113,182	3,549,388
Veritiv Corp.(b)	43,007	5,126,004

		71,820,428

Information Technology-6.34%
A10 Networks, Inc.	95,680	1,329,952
ADTRAN Holdings, Inc.	73,869	1,716,715
Avid Technology, Inc.(b)	68,085	1,862,125
Badger Meter, Inc.	17,828	1,688,133
Clearfield, Inc.(b)(c)	42,302	4,911,685
Cyxtera Technologies, Inc.(b)(c)	93,576	593,272
Digi International, Inc.(b)	59,104	1,956,933
DZS, Inc.(b)(c)	79,953	1,064,174
ExlService Holdings, Inc.(b)	9,866	1,654,627
Impinj, Inc.(b)(c)	26,957	2,406,721
Insight Enterprises, Inc.(b)(c)	16,855	1,535,828
Onto Innovation, Inc.(b)	25,437	1,805,773
PFSweb, Inc.(b)	112,841	1,067,476
Photronics, Inc.(b)	66,792	1,122,106

		24,715,520

Materials-4.71%
Alpha Metallurgical Resources, Inc.	39,705	6,239,641
ATI, Inc.(b)(c)	60,706	1,816,931
Avient Corp.	33,242	1,456,997
Commercial Metals Co.	37,343	1,512,765
Ramaco Resources, Inc.	216,649	2,283,480
SunCoke Energy, Inc.	195,411	1,287,759
TimkenSteel Corp.(b)	159,921	2,453,188
Warrior Met Coal, Inc.	40,868	1,330,253

		18,381,014

Real Estate-1.07%
Farmland Partners, Inc.(c)	95,882	1,391,248
Independence Realty Trust, Inc.	66,326	1,290,041
Tanger Factory Outlet Centers, Inc.(c)	97,048	1,496,480

		4,177,769

Utilities-0.86%
Middlesex Water Co.	17,399	1,544,509
Montauk Renewables, Inc.(b)(c)	102,592	1,821,008

		3,365,517

Total Common Stocks & Other Equity Interests (Cost $363,386,243)		389,733,831

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco DWA SmallCap Momentum ETF (DWAS)–(continued)

August 31, 2022

	Shares	Value
Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $202,856)	202,856	$202,856

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $363,589,099)		389,936,687

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-24.12%
Invesco Private Government Fund, 2.29%(d)(e)(f)	25,614,890	25,614,890

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 2.37%(d)(e)(f)	68,437,358	$68,444,203

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $94,054,605)		94,059,093

TOTAL INVESTMENTS IN SECURITIES-124.08% (Cost $457,643,704)		483,995,780
OTHER ASSETS LESS LIABILITIES-(24.08)%		(93,915,674)

NET ASSETS-100.00%		$390,080,106

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$11,980,373	$(11,777,517)	$-	$-	$202,856	$687
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	27,265,424	182,610,206	(184,260,740)	-	-	25,614,890	140,999	*
Invesco Private Prime Fund	64,045,154	365,059,957	(360,641,590)	4,488	(23,806)	68,444,203	411,602	*

Total	$91,310,578	$559,650,536	$(556,679,847)	$4,488	$(23,806)	$94,261,949	$553,288

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Auto Components-10.73%
American Axle & Manufacturing Holdings, Inc.(b)(c)	25,760	$266,616
Dorman Products, Inc.(b)	6,369	577,350
Gentherm, Inc.(b)(c)	7,456	446,614
LCI Industries	5,719	662,661
Motorcar Parts of America, Inc.(b)(c)	4,297	63,853
Patrick Industries, Inc.	4,917	260,454
Standard Motor Products, Inc.	4,273	156,819
XPEL, Inc.(b)(c)(d)	3,728	255,480

		2,689,847

Automobiles-1.69%
Winnebago Industries, Inc.	7,375	424,653

Diversified Consumer Services-7.20%
Adtalem Global Education, Inc.(b)	10,157	382,817
American Public Education, Inc.(b)(c)	4,242	43,820
frontdoor, inc.(b)(c)	18,508	434,568
Perdoceo Education Corp.(b)(c)	15,476	179,212
Strategic Education, Inc.	5,165	334,175
Stride, Inc.(b)(c)	9,620	366,907
WW International, Inc.(b)	12,026	62,776

		1,804,275

Hotels, Restaurants & Leisure-13.95%
BJ’s Restaurants, Inc.(b)	5,274	132,272
Bloomin’ Brands, Inc.(c)	18,162	367,236
Brinker International, Inc.(b)	9,864	241,767
Cheesecake Factory, Inc. (The)(c)	11,046	338,229
Chuy’s Holdings, Inc.(b)	4,262	95,170
Dave & Buster’s Entertainment, Inc.(b)(c)	8,758	362,056
Dine Brands Global, Inc.(c)	3,769	251,015
El Pollo Loco Holdings, Inc.(b)	4,385	39,684
Golden Entertainment, Inc.(b)	4,565	174,657
Jack in the Box, Inc.	4,734	378,057
Monarch Casino & Resort, Inc.(b)	2,973	179,539
Ruth’s Hospitality Group, Inc.(c)	7,045	128,360
Shake Shack, Inc., Class A(b)(c)	8,825	420,599
Six Flags Entertainment Corp.(b)(c)	17,505	387,736

		3,496,377

Household Durables-19.91%
Cavco Industries, Inc.(b)	1,917	448,597
Century Communities, Inc.	6,520	304,419
Ethan Allen Interiors, Inc.(c)	4,956	117,804
Green Brick Partners, Inc.(b)(c)	10,352	252,175
Installed Building Products, Inc.	5,207	471,546
iRobot Corp.(b)(c)	6,101	359,227
La-Z-Boy, Inc.	9,724	256,616
LGI Homes, Inc.(b)(c)	4,686	444,748
M.D.C. Holdings, Inc.(c)	12,810	398,135
M/I Homes, Inc.(b)	6,366	275,266
Meritage Homes Corp.(b)	8,257	646,936
Sonos, Inc.(b)(c)	28,776	432,791
Tri Pointe Homes, Inc.(b)	23,274	403,338
Tupperware Brands Corp.(b)(c)	10,315	115,941
Universal Electronics, Inc.(b)	2,841	63,155

		4,990,694

	Shares	Value
Internet & Direct Marketing Retail-0.80%
Liquidity Services, Inc.(b)(c)	6,003	$104,992
PetMed Express, Inc.(c)	4,721	97,111

		202,103

Leisure Products-2.24%
Sturm Ruger & Co., Inc.	3,962	207,014
Vista Outdoor, Inc.(b)(c)	12,621	354,903

		561,917

Multiline Retail-0.53%
Big Lots, Inc.	6,426	132,183

Specialty Retail-34.85%
Aaron’s Co., Inc. (The)	6,910	82,229
Abercrombie & Fitch Co., Class A(b)	11,344	163,240
Academy Sports & Outdoors, Inc.(c)	19,216	827,825
America’s Car-Mart, Inc.(b)(c)	1,349	108,743
Asbury Automotive Group, Inc.(b)(c)	4,978	868,561
Bed Bath & Beyond, Inc.(b)(c)	17,964	171,197
Boot Barn Holdings, Inc.(b)(c)	6,691	445,754
Buckle, Inc. (The)(c)	6,649	214,630
Caleres, Inc.	8,543	218,017
Cato Corp. (The), Class A	3,940	42,591
Chico’s FAS, Inc.(b)(c)	28,157	159,932
Children’s Place, Inc. (The)(b)(c)	2,897	122,195
Conn’s, Inc.(b)(c)	3,480	33,443
Designer Brands, Inc., Class A(c)	13,654	232,937
Genesco, Inc.(b)	2,903	164,252
Group 1 Automotive, Inc.	3,735	667,034
Guess?, Inc.	8,070	140,983
Haverty Furniture Cos., Inc., (Acquired 6/25/2020 - 7/29/2022; Cost $79,778)(e)	3,123	83,759
Hibbett, Inc.	2,743	160,740
LL Flooring Holdings, Inc.(b)	6,701	54,546
MarineMax, Inc.(b)(c)	4,846	176,104
Monro, Inc.(c)	7,548	349,548
National Vision Holdings, Inc.(b)(c)	18,320	608,774
ODP Corp. (The)(b)	9,851	352,173
Rent-A-Center, Inc.(c)	12,109	312,897
Sally Beauty Holdings, Inc.(b)(c)	24,075	358,236
Shoe Carnival, Inc.(c)	3,849	91,568
Signet Jewelers Ltd.(c)	10,663	697,040
Sleep Number Corp.(b)(c)	5,002	207,233
Sonic Automotive, Inc., Class A(c)	4,398	233,930
Urban Outfitters, Inc.(b)(c)	14,422	290,315
Zumiez, Inc.(b)(c)	3,717	96,493

		8,736,919

Textiles, Apparel & Luxury Goods-8.00%
Fossil Group, Inc.(b)(c)	10,599	44,834
G-III Apparel Group Ltd.(b)(c)	9,703	204,442
Kontoor Brands, Inc.(c)	10,462	389,500
Movado Group, Inc.	3,624	115,569
Oxford Industries, Inc.(c)	3,457	368,966
Steven Madden Ltd.	16,891	491,697

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)–(continued)

August 31, 2022

	Shares	Value
Textiles, Apparel & Luxury Goods-(continued)
Unifi, Inc.(b)	3,118	$35,421
Wolverine World Wide, Inc.	18,165	354,944

		2,005,373

Total Common Stocks & Other Equity Interests (Cost $36,633,835)		25,044,341

Money Market Funds-0.07%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(f)(g) (Cost $18,475)	18,475	18,475

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $36,652,310)		25,062,816

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-33.20%
Invesco Private Government Fund, 2.29%(f)(g)(h)	2,330,277	$2,330,277
Invesco Private Prime Fund, 2.37%(f)(g)(h)	5,991,543	5,992,142

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $8,321,985)		8,322,419

TOTAL INVESTMENTS IN SECURITIES-133.17% (Cost $44,974,295)		33,385,235
OTHER ASSETS LESS LIABILITIES-(33.17)%		(8,314,660)

NET ASSETS-100.00%		$25,070,575

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2022 represented 1.02% of the Fund’s Net Assets.

(e)	Restricted security. The value of this security at August 31, 2022 represented less than 1% of the Fund’s Net Assets.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$41,673	$709,052	$(732,250)	$-	$-	$18,475	$76

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,430,460	25,320,583	(24,420,766)	-	-	2,330,277	14,197	*

Invesco Private Prime Fund	3,337,740	47,670,488	(45,013,998)	434	(2,522)	5,992,142	40,764	*

Total	$4,809,873	$73,700,123	$(70,167,014)	$434	$(2,522)	$8,340,894	$55,037

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco S&P SmallCap Consumer Staples ETF (PSCC)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Beverages-6.31%
MGP Ingredients, Inc.	18,236	$1,996,112
National Beverage Corp.(b)	33,955	1,883,144

		3,879,256

Food & Staples Retailing-17.65%
Andersons, Inc. (The)(b)	45,782	1,695,308
Chefs’ Warehouse, Inc. (The)(b)(c)	47,843	1,595,086
PriceSmart, Inc.	35,042	2,217,107
SpartanNash Co.(b)	52,601	1,600,648
United Natural Foods, Inc.(c)	84,784	3,737,279

		10,845,428

Food Products-41.65%
B&G Foods, Inc.(b)	100,240	2,171,199
Calavo Growers, Inc.	25,781	1,083,833
Cal-Maine Foods, Inc.	54,596	2,926,892
Fresh Del Monte Produce, Inc.	48,710	1,331,732
Hostess Brands, Inc.(b)(c)	201,229	4,664,488
J&J Snack Foods Corp.(b)	21,765	3,243,638
John B. Sanfilippo & Son, Inc.	12,995	1,049,086
Seneca Foods Corp., Class A(c)	8,822	466,066
Simply Good Foods Co. (The)(c)	128,526	3,926,469
Tootsie Roll Industries, Inc.(b)	25,922	928,785
TreeHouse Foods, Inc.(b)(c)	81,518	3,798,738

		25,590,926

Household Products-10.58%
Central Garden & Pet Co.(b)(c)	14,184	566,225
Central Garden & Pet Co., Class A(c)	57,625	2,175,920
WD-40 Co.(b)	19,877	3,759,934

		6,502,079

Personal Products-17.70%
Edgewell Personal Care Co.	76,837	2,993,570
elf Beauty, Inc.(c)	69,777	2,660,597
Inter Parfums, Inc.	25,947	2,037,358
Medifast, Inc.(b)	16,753	2,102,166
USANA Health Sciences, Inc.(b)(c)	16,752	1,080,839

		10,874,530

	Shares	Value
Tobacco-6.03%
Universal Corp.(b)	35,809	$1,827,692
Vector Group Ltd.	191,639	1,878,062

		3,705,754

Total Common Stocks & Other Equity Interests (Cost $62,834,827)		61,397,973

Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $48,841)	48,841	48,841

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $62,883,668)		61,446,814

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-24.14%
Invesco Private Government Fund, 2.29%(d)(e)(f)	4,082,330	4,082,330

Invesco Private Prime Fund, 2.37%(d)(e)(f)	10,749,065	10,750,140

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $14,831,748)		14,832,470

TOTAL INVESTMENTS IN SECURITIES-124.14% (Cost $77,715,416)		76,279,284
OTHER ASSETS LESS LIABILITIES-(24.14)%		(14,831,782)

NET ASSETS-100.00%		$61,447,502

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$6,948	$915,846	$(873,953)	$-	$-	$48,841	$70

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco S&P SmallCap Consumer Staples ETF (PSCC)–(continued)

August 31, 2022

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$ 601,416	$35,864,183	$(32,383,269)	$-	$-	$4,082,330	$20,565	*

Invesco Private Prime Fund	1,403,304	75,145,853	(65,797,672)	722	(2,067)	10,750,140	58,438	*

Total	$2,011,668	$111,925,882	$(99,054,894)	$722	$(2,067)	$14,881,311	$79,073

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco S&P SmallCap Energy ETF (PSCE)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.02%
Energy Equipment & Services-38.34%
Archrock, Inc.(b)	480,299	$3,549,410
Bristow Group, Inc.(b)(c)	82,321	2,388,132
Core Laboratories N.V.(b)	164,237	2,652,428
DMC Global, Inc.(b)(c)	69,118	1,542,714
Dril-Quip, Inc.(b)(c)	122,423	2,709,221
Helix Energy Solutions Group, Inc.(b)(c)	505,697	2,184,611
Helmerich & Payne, Inc.(b)	338,403	14,466,728
Nabors Industries Ltd.(b)(c)	31,442	4,166,379
Oceaneering International, Inc.(b)(c)	355,606	3,147,113
Oil States International, Inc.(b)(c)	219,571	1,075,898
Patterson-UTI Energy, Inc.	441,532	6,578,827
ProPetro Holding Corp.(b)(c)	303,233	2,777,614
RPC, Inc.(b)	249,731	1,985,361
US Silica Holdings, Inc.(b)(c)	268,429	3,766,059

		52,990,495

Oil, Gas & Consumable Fuels-60.68%
Callon Petroleum Co.(b)(c)	152,596	6,494,486
Civitas Resources, Inc.(b)	232,118	15,596,009
CONSOL Energy, Inc.	113,909	8,176,388
Dorian LPG Ltd.	98,283	1,430,018
Green Plains, Inc.(b)(c)	181,896	6,662,851
Laredo Petroleum, Inc.(b)(c)	51,681	4,010,962
Par Pacific Holdings, Inc.(b)(c)	162,090	3,047,292
PBF Energy, Inc., Class A(b)(c)	226,758	7,746,053
Ranger Oil Corp., Class A(b)	75,048	2,926,122

	Shares	Value
Oil, Gas & Consumable Fuels-(continued)
REX American Resources Corp.(c)	55,532	$1,682,619
SM Energy Co.	391,703	17,262,351
Talos Energy, Inc.(b)(c)	146,373	3,034,312
World Fuel Services Corp.	224,088	5,781,470

		83,850,933

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.02% (Cost $138,968,428)		136,841,428

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-32.21%
Invesco Private Government Fund, 2.29%(d)(e)(f)	12,461,522	12,461,522

Invesco Private Prime Fund, 2.37%(d)(e)(f)	32,040,710	32,043,914

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $44,504,202)		44,505,436

TOTAL INVESTMENTS IN SECURITIES-131.23% (Cost $183,472,630)		181,346,864
OTHER ASSETS LESS LIABILITIES-(31.23)%		(43,154,126)

NET ASSETS-100.00%		$138,192,738

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$59,795	$14,304,841	$(14,364,636)	$-	$-	$-	$951

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	2,682,300	110,260,413	(100,481,191)	-	-	12,461,522	57,629	*

Invesco Private Prime Fund	6,258,699	223,175,078	(197,386,587)	1,234	(4,510)	32,043,914	162,172	*

Total	$9,000,794	$347,740,332	$(312,232,414)	$1,234	$(4,510)	$44,505,436	$220,752

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco S&P SmallCap Financials ETF (PSCF)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.88%
Banks-40.12%
Allegiance Bancshares, Inc.	3,074	$130,215
Ameris Bancorp	10,742	501,436
Banc of California, Inc.	8,611	145,354
BancFirst Corp.(b)	3,089	333,179
Bancorp, Inc. (The)(c)	9,210	218,461
BankUnited, Inc.	13,313	493,247
Banner Corp.	5,626	341,836
Berkshire Hills Bancorp, Inc.	7,703	217,302
Brookline Bancorp, Inc.	12,597	157,085
Central Pacific Financial Corp.	4,513	98,338
City Holding Co.(b)	2,437	207,169
Columbia Banking System, Inc.(b)	12,675	379,616
Community Bank System, Inc.	8,779	573,971
Customers Bancorp, Inc.(c)	4,937	171,264
CVB Financial Corp.	21,660	568,358
Dime Community Bancshares, Inc.	5,230	163,490
Eagle Bancorp, Inc.	5,215	253,084
FB Financial Corp.	5,771	228,647
First Bancorp (Puerto Rico)	32,282	461,633
First Bancorp/Southern Pines NC	5,628	204,915
First Commonwealth Financial Corp.	15,359	207,039
First Financial Bancorp	15,371	331,706
First Hawaiian, Inc.	20,928	538,059
Hanmi Financial Corp.	4,989	123,328
Heritage Financial Corp.	5,702	148,195
Hilltop Holdings, Inc.(b)	8,098	213,787
HomeStreet, Inc.	3,063	106,623
Hope Bancorp, Inc.	19,596	283,554
Independent Bank Corp.	7,616	595,800
Independent Bank Group, Inc.(b)	5,916	398,502
Lakeland Financial Corp.(b)	4,125	310,777
National Bank Holdings Corp., Class A	4,892	196,316
NBT Bancorp, Inc.	6,966	270,141
Northwest Bancshares, Inc.(b)	20,608	289,955
OFG Bancorp (Puerto Rico)	7,913	215,234
Pacific Premier Bancorp, Inc.	15,518	508,370
Park National Corp.(b)	2,355	310,460
Pathward Financial, Inc.	4,779	157,516
Preferred Bank	2,212	150,062
Renasant Corp.	9,094	303,194
S&T Bancorp, Inc.	6,396	189,577
Seacoast Banking Corp. of Florida(b)	10,024	323,976
ServisFirst Bancshares, Inc.	7,958	671,337
Simmons First National Corp., Class A	20,636	486,803
Southside Bancshares, Inc.(b)	5,227	196,953
Tompkins Financial Corp.	1,911	136,904
Triumph Bancorp, Inc.(b)(c)	3,846	238,106
Trustmark Corp.	10,064	317,419
United Community Banks, Inc.	17,149	575,006
Veritex Holdings, Inc.	8,769	264,035
Westamerica Bancorporation(b)	4,408	246,628

		15,153,962

Capital Markets-3.72%
B. Riley Financial, Inc.	2,654	132,090
Blucora, Inc.(b)(c)	7,675	154,114
Brightsphere Investment Group, Inc.	5,291	90,423

	Shares	Value
Capital Markets-(continued)
Donnelley Financial Solutions, Inc.(c)	4,543	$192,850
Piper Sandler Cos.	2,317	265,459
StoneX Group, Inc.(c)	2,797	259,673
Virtus Investment Partners, Inc.	1,144	218,790
WisdomTree Investments, Inc.	18,003	90,195

		1,403,594

Consumer Finance-3.13%
Encore Capital Group, Inc.(b)(c)	3,946	215,767
Enova International, Inc.(c)	5,295	185,007
EZCORP, Inc., Class A(c)	8,793	76,939
Green Dot Corp., Class A(c)	8,811	178,775
LendingTree, Inc.(b)(c)	1,798	54,821
PRA Group, Inc.(b)(c)	6,468	238,928
PROG Holdings, Inc.(c)	8,785	162,874
World Acceptance Corp.(b)(c)	598	69,512

		1,182,623

Equity REITs-27.32%
Acadia Realty Trust(b)	15,429	245,784
Agree Realty Corp.	12,246	922,369
Alexander & Baldwin, Inc.(b)	11,830	221,576
American Assets Trust, Inc.	8,562	237,681
Armada Hoffler Properties, Inc.	10,997	144,391
Brandywine Realty Trust	27,864	223,748
CareTrust REIT, Inc.	15,786	340,030
Centerspace	2,502	188,601
Chatham Lodging Trust(c)	7,993	97,195
Community Healthcare Trust, Inc.	3,826	141,141
DiamondRock Hospitality Co.(c)	34,298	299,422
Diversified Healthcare Trust	39,142	57,147
Easterly Government Properties, Inc.(b)	14,774	265,193
Essential Properties Realty Trust, Inc.	22,604	511,755
Four Corners Property Trust, Inc.	13,080	351,721
Franklin Street Properties Corp.	15,205	42,726
Getty Realty Corp.(b)	6,614	198,949
Global Net Lease, Inc.(b)	16,848	231,997
Hersha Hospitality Trust(c)	5,415	52,526
Industrial Logistics Properties Trust	10,712	80,233
Innovative Industrial Properties, Inc.(b)	4,553	417,601
iStar, Inc.	13,486	185,702
LTC Properties, Inc.(b)	6,415	287,969
LXP Industrial Trust(b)	46,857	471,381
NexPoint Residential Trust, Inc.	3,768	199,026
Office Properties Income Trust	7,872	138,311
Orion Office REIT, Inc.(b)	9,274	91,534
Retail Opportunity Investments Corp.(b)	20,325	340,444
RPT Realty	13,823	133,115
Safehold, Inc.(b)	2,536	96,444
Saul Centers, Inc.	2,152	95,312
Service Properties Trust(b)	26,852	183,668
SITE Centers Corp.	29,577	383,318
Summit Hotel Properties, Inc.(b)	17,376	136,575
Sunstone Hotel Investors, Inc.(b)(c)	35,048	381,673
Tanger Factory Outlet Centers, Inc.(b)	16,988	261,955
Uniti Group, Inc.	38,587	362,332
Universal Health Realty Income Trust	2,100	106,869
Urban Edge Properties(b)	17,957	282,464
Urstadt Biddle Properties, Inc., Class A	4,940	82,597

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco S&P SmallCap Financials ETF (PSCF)–(continued)

August 31, 2022

	Shares	Value
Equity REITs-(continued)
Veris Residential, Inc.(c)	13,028	$175,096
Washington REIT(b)	14,320	280,815
Whitestone REIT	7,566	74,449
Xenia Hotels & Resorts, Inc.(b)(c)	18,725	296,979

		10,319,814

Insurance-10.16%
Ambac Financial Group, Inc.(c)	7,377	111,319
American Equity Investment Life Holding Co.	12,575	477,850
AMERISAFE, Inc.	3,138	150,059
Assured Guaranty Ltd.	10,441	533,222
eHealth, Inc.(b)(c)	3,955	25,312
Employers Holdings, Inc.	4,513	176,729
Genworth Financial, Inc., Class A(c)	83,050	350,471
HCI Group, Inc.	1,293	61,793
Horace Mann Educators Corp.	6,742	241,161
James River Group Holdings Ltd.	6,078	144,413
Palomar Holdings, Inc.(c)	3,893	308,676
ProAssurance Corp.	8,789	187,997
Safety Insurance Group, Inc.	2,280	205,314
Selectquote, Inc.(b)(c)	20,464	22,715
SiriusPoint Ltd. (Bermuda)(c)	14,170	63,340
Stewart Information Services Corp.	4,399	222,765
Trupanion, Inc.(b)(c)	5,632	397,507
United Fire Group, Inc.	3,540	104,182
Universal Insurance Holdings, Inc.	4,561	54,458

		3,839,283

Mortgage REITs-5.22%
Apollo Commercial Real Estate Finance, Inc.	21,662	252,362
ARMOUR Residential REIT, Inc.	16,898	119,976
Ellington Financial, Inc.	9,204	135,115
Franklin BSP Realty Trust, Inc.(b)	13,626	175,775
Granite Point Mortgage Trust, Inc.	8,820	83,084
Invesco Mortgage Capital, Inc.(d)	5,404	85,870
KKR Real Estate Finance Trust, Inc.(b)	8,057	155,178
New York Mortgage Trust, Inc.(b)	62,014	173,639
PennyMac Mortgage Investment Trust(b)	14,971	222,319
Ready Capital Corp.	10,925	143,118
Redwood Trust, Inc.	19,553	151,536
Two Harbors Investment Corp.(b)	55,977	271,488

		1,969,460

Real Estate Management & Development-1.76%
Anywhere Real Estate, Inc.(b)(c)	19,237	187,945
Douglas Elliman, Inc.	11,309	52,134
Marcus & Millichap, Inc.	3,981	148,810

	Shares	Value
Real Estate Management & Development-(continued)
RE/MAX Holdings, Inc., Class A	3,156	$71,831
St. Joe Co. (The)	5,373	205,249

		665,969

Thrifts & Mortgage Finance-8.45%
Axos Financial, Inc.(c)	8,783	366,954
Capitol Federal Financial, Inc.	21,018	190,423
Flagstar Bancorp, Inc.	8,664	333,824
Mr. Cooper Group, Inc.(c)	12,078	510,899
NMI Holdings, Inc., Class A(c)	14,095	289,370
Northfield Bancorp, Inc.	7,048	103,888
Provident Financial Services, Inc.	12,258	284,753
TrustCo Bank Corp.	3,144	104,821
Walker & Dunlop, Inc.	4,963	498,583
WSFS Financial Corp.	10,539	509,561

		3,193,076

Total Common Stocks & Other Equity Interests (Cost $42,218,370)		37,727,781

Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $19,360)	19,361	19,361

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $42,237,730)		37,747,142

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-22.94%
Invesco Private Government Fund, 2.29%(d)(e)(f)	2,426,621	2,426,621
Invesco Private Prime Fund, 2.37%(d)(e)(f)	6,239,259	6,239,883

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $8,666,244)		8,666,504

TOTAL INVESTMENTS IN SECURITIES-122.87% (Cost $50,903,974)		46,413,646
OTHER ASSETS LESS LIABILITIES-(22.87)%		(8,638,406)

NET ASSETS-100.00%		$37,775,240

Investment Abbreviations:

REIT-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco S&P SmallCap Financials ETF (PSCF)–(continued)

August 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Invesco Mortgage Capital, Inc.	$161,607	$33,685	$(27,632)	$(75,741)	$(6,047)	$85,870	$19,221

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	1,269,475	(1,250,114)	-	-	19,361	153

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,555,298	21,895,999	(21,024,676)	-	-	2,426,621	10,599	*

Invesco Private Prime Fund	3,629,029	46,601,941	(43,989,250)	260	(2,097)	6,239,883	30,131	*

Total	$5,345,934	$69,801,100	$(66,291,672)	$(75,481)	$(8,144)	$8,771,735	$60,104

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco S&P SmallCap Health Care ETF (PSCH)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Biotechnology-22.78%
Anika Therapeutics, Inc.(b)	45,864	$1,036,526
Arcus Biosciences, Inc.(b)(c)	147,103	3,542,240
Avid Bioservices, Inc.(b)(c)	194,689	3,352,545
Coherus Biosciences, Inc.(b)(c)	202,706	2,266,253
Cytokinetics, Inc.(b)(c)	270,187	14,309,104
Dynavax Technologies Corp.(b)(c)	370,403	4,248,522
Eagle Pharmaceuticals, Inc.(b)(c)	35,225	1,154,323
Emergent BioSolutions, Inc.(b)	141,003	3,386,892
Enanta Pharmaceuticals, Inc.(b)(c)	58,168	3,541,268
Ironwood Pharmaceuticals, Inc.(b)(c)	485,170	5,220,429
iTeos Therapeutics, Inc.(b)(c)	63,978	1,419,032
Ligand Pharmaceuticals, Inc.(b)(c)	53,184	4,913,670
Myriad Genetics, Inc.(b)(c)	253,442	5,661,894
Organogenesis Holdings, Inc.(b)(c)	199,973	717,903
REGENXBIO, Inc.(b)(c)	119,803	3,534,189
uniQure N.V. (Netherlands)(b)	114,758	2,242,371
Vanda Pharmaceuticals, Inc.(b)(c)	178,031	1,883,568
Vericel Corp.(b)(c)	148,610	3,707,820
Vir Biotechnology, Inc.(b)(c)	233,767	5,551,966
Xencor, Inc.(b)(c)	187,768	4,955,198

		76,645,713

Health Care Equipment & Supplies-27.75%
AngioDynamics, Inc.(b)(c)	122,296	2,707,633
Artivion, Inc.(b)(c)	126,804	2,809,977
Avanos Medical, Inc.(b)(c)	149,314	3,677,604
BioLife Solutions, Inc.(b)(c)	96,358	2,275,012
Cardiovascular Systems, Inc.(b)	128,641	1,699,348
CONMED Corp.(c)	93,125	8,248,081
Cutera, Inc.(b)(c)	52,137	2,489,542
Embecta Corp.	182,246	5,817,292
Glaukos Corp.(b)	149,296	7,248,321
Heska Corp.(b)(c)	34,033	3,099,385
Inogen, Inc.(b)	64,851	1,856,684
Integer Holdings Corp.(b)(c)	104,396	6,584,256
Lantheus Holdings, Inc.(b)	216,497	17,059,964
LeMaitre Vascular, Inc.	60,935	3,008,970
Meridian Bioscience, Inc.(b)	137,433	4,478,941
Merit Medical Systems, Inc.(b)(c)	160,889	9,529,456
Mesa Laboratories, Inc.	16,616	2,839,010
OraSure Technologies, Inc.(b)(c)	229,030	936,733
Orthofix Medical, Inc.(b)(c)	62,783	1,249,382
SurModics, Inc.(b)(c)	44,129	1,486,706
Varex Imaging Corp.(b)(c)	125,588	2,648,651
Zimvie, Inc.(b)(c)	65,774	1,001,080
Zynex, Inc.(c)	70,094	626,640

		93,378,668

Health Care Providers & Services-29.65%
AdaptHealth Corp.(b)(c)	309,268	5,557,546
Addus HomeCare Corp.(b)(c)	50,704	4,523,811
AMN Healthcare Services, Inc.(b)	141,048	14,477,167
Apollo Medical Holdings, Inc.(b)(c)	120,179	5,183,320
Community Health Systems, Inc.(b)(c)	398,992	1,061,319
CorVel Corp.(b)	29,450	4,575,941
Covetrus, Inc.(b)	329,747	6,881,820
Cross Country Healthcare, Inc.(b)(c)	112,110	2,845,352
Enhabit, Inc.(b)	157,337	2,611,794

	Shares	Value
Health Care Providers & Services-(continued)
Ensign Group, Inc. (The)(c)	166,231	$14,179,504
Fulgent Genetics, Inc.(b)(c)	62,199	2,703,790
Hanger, Inc.(b)	116,875	2,177,381
Joint Corp. (The)(b)(c)	45,542	830,686
ModivCare, Inc.(b)(c)	38,981	4,222,422
Owens & Minor, Inc.(c)	240,007	7,082,607
Pediatrix Medical Group, Inc.(b)(c)	271,660	4,840,981
Pennant Group, Inc. (The)(b)(c)	85,430	1,338,688
RadNet, Inc.(b)(c)	147,236	2,957,971
Select Medical Holdings Corp.(c)	325,498	8,345,769
US Physical Therapy, Inc.(c)	40,989	3,386,101

		99,783,970

Health Care Technology-4.83%
Allscripts Healthcare Solutions, Inc.(b)	365,975	6,221,575
Computer Programs & Systems, Inc.(b)(c)	46,549	1,420,210
HealthStream, Inc.(b)	76,676	1,696,840
NextGen Healthcare, Inc.(b)(c)	177,111	3,035,682
OptimizeRx Corp.(b)(c)	57,242	908,431
Simulations Plus, Inc.(c)	49,723	2,985,866

		16,268,604

Life Sciences Tools & Services-1.18%
NeoGenomics, Inc.(b)(c)	393,505	3,954,725

Pharmaceuticals-13.80%
Amphastar Pharmaceuticals, Inc.(b)(c)	118,547	3,508,991
ANI Pharmaceuticals, Inc.(b)(c)	41,285	1,523,004
Cara Therapeutics, Inc.(b)(c)	133,390	1,376,585
Collegium Pharmaceutical, Inc.(b)(c)	107,129	1,883,328
Corcept Therapeutics, Inc.(b)	301,634	7,788,190
Harmony Biosciences Holdings, Inc.(b)(c)	72,653	3,190,193
Innoviva, Inc.(b)(c)	197,910	2,604,496
Nektar Therapeutics(b)(c)	587,783	2,315,865
Pacira BioSciences, Inc.(b)(c)	143,321	7,521,486
Phibro Animal Health Corp., Class A(c)	64,110	949,469
Prestige Consumer Healthcare, Inc.(b)(c)	158,566	8,020,268
Supernus Pharmaceuticals, Inc.(b)(c)	168,479	5,767,036

		46,448,911

Total Common Stocks & Other Equity Interests (Cost $367,532,048)		336,480,591

Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $1,214)	1,214	1,214

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $367,533,262)		336,481,805

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-30.19%
Invesco Private Government Fund, 2.29%(d)(e)(f)	28,445,085	28,445,085

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P SmallCap Health Care ETF (PSCH)–(continued)

August 31, 2022

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 2.37%(d)(e)(f)	73,137,189	$73,144,505

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $101,585,117)		101,589,590

TOTAL INVESTMENTS IN SECURITIES-130.18% (Cost $469,118,379)		438,071,395
OTHER ASSETS LESS LIABILITIES-(30.18)%		(101,570,569)

NET ASSETS-100.00%		$336,500,826

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$155,654	$17,448,033	$(17,602,473)	$-	$-	$1,214	$1,037

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	25,999,273	179,286,848	(176,841,036)	-	-	28,445,085	164,658	*
Invesco Private Prime Fund	60,664,971	352,352,402	(339,852,860)	4,473	(24,481)	73,144,505	480,144	*

Total	$86,819,898	$549,087,283	$(534,296,369)	$4,473	$(24,481)	$101,590,804	$645,839

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco S&P SmallCap Industrials ETF (PSCI)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Aerospace & Defense-7.65%
AAR Corp.(b)	15,545	$666,570
Aerojet Rocketdyne Holdings, Inc.(b)(c)	35,164	1,514,513
AeroVironment, Inc.(b)(c)	10,887	965,133
Kaman Corp.	13,147	417,023
Moog, Inc., Class A	13,628	1,021,827
National Presto Industries, Inc.	2,387	162,841
Park Aerospace Corp.(c)	9,131	105,098
Triumph Group, Inc.(b)	30,368	394,480

		5,247,485

Air Freight & Logistics-5.44%
Atlas Air Worldwide Holdings, Inc.(b)(c)	12,318	1,230,815
Forward Air Corp.	12,621	1,224,742
Hub Group, Inc., Class A(b)	15,976	1,275,044

		3,730,601

Airlines-2.70%
Allegiant Travel Co.(b)	7,149	689,878
Hawaiian Holdings, Inc.(b)(c)	24,118	361,529
SkyWest, Inc.(b)	23,740	505,425
Sun Country Airlines Holdings, Inc.(b)(c)	14,715	293,123

		1,849,955

Building Products-12.07%
AAON, Inc.(c)	19,701	1,132,413
American Woodmark Corp.(b)(c)	7,785	403,497
Apogee Enterprises, Inc.	10,429	425,920
Gibraltar Industries, Inc.(b)	15,409	644,867
Griffon Corp.	22,510	705,689
Insteel Industries, Inc.	9,133	263,944
PGT Innovations, Inc.(b)	28,156	589,024
Quanex Building Products Corp.(c)	15,687	349,820
Resideo Technologies, Inc.(b)	68,320	1,422,422
UFP Industries, Inc.	29,478	2,340,258

		8,277,854

Commercial Services & Supplies-12.60%
ABM Industries, Inc.(c)	31,419	1,457,842
Brady Corp., Class A	22,585	1,051,106
CoreCivic, Inc.(b)	57,135	544,496
Deluxe Corp.(c)	20,200	388,648
GEO Group, Inc. (The)(b)(c)	58,310	476,976
Harsco Corp.(b)(c)	37,318	211,593
Healthcare Services Group, Inc.	34,789	489,481
HNI Corp.	19,916	637,312
Interface, Inc.	27,941	312,101
KAR Auction Services, Inc.(b)(c)	57,105	833,733
Matthews International Corp., Class A(c)	14,711	367,922
Pitney Bowes, Inc.	76,601	221,377
UniFirst Corp.	7,134	1,285,975
Viad Corp.(b)(c)	9,677	369,468

		8,648,030

Construction & Engineering-7.57%
Arcosa, Inc.	22,706	1,327,166
Comfort Systems USA, Inc.	16,908	1,696,549
Granite Construction, Inc.(c)	21,315	639,024

	Shares	Value
Construction & Engineering-(continued)
MYR Group, Inc.(b)	7,990	$742,590
NV5 Global, Inc.(b)(c)	5,606	789,100

		5,194,429

Electrical Equipment-2.63%
AZZ, Inc.	11,600	494,276
Encore Wire Corp.(c)	9,271	1,206,157
Powell Industries, Inc.	4,262	105,101

		1,805,534

Machinery-26.95%
Alamo Group, Inc.	4,664	609,865
Albany International Corp., Class A	14,802	1,305,388
Astec Industries, Inc.	10,733	409,786
Barnes Group, Inc.	21,918	680,554
CIRCOR International, Inc.(b)(c)	9,520	155,176
Enerpac Tool Group Corp.(c)	28,452	551,969
EnPro Industries, Inc.	9,773	885,043
ESCO Technologies, Inc.(c)	12,146	989,049
Federal Signal Corp.	28,479	1,135,458
Franklin Electric Co., Inc.	18,281	1,587,705
Greenbrier Cos., Inc. (The)(c)	15,312	436,545
Hillenbrand, Inc.(c)	33,695	1,404,071
John Bean Technologies Corp.	14,935	1,542,188
Lindsay Corp.	5,159	827,297
Mueller Industries, Inc.	26,739	1,689,103
Proto Labs, Inc.(b)(c)	12,918	496,051
SPX Technologies, Inc.(b)(c)	21,514	1,227,589
Standex International Corp.	5,671	512,715
Tennant Co.	8,729	526,795
Titan International, Inc.(b)	24,141	338,698
Trinity Industries, Inc.(c)	32,896	802,004
Wabash National Corp.	23,038	378,975

		18,492,024

Marine-2.05%
Matson, Inc.	19,050	1,403,223

Professional Services-9.35%
Exponent, Inc.	24,351	2,285,585
Forrester Research, Inc.(b)	5,145	213,980
Heidrick & Struggles International, Inc.	9,266	263,710
Kelly Services, Inc., Class A	16,238	261,594
Korn Ferry	25,327	1,542,921
ManTech International Corp., Class A	12,943	1,241,363
Resources Connection, Inc.	14,622	285,714
TrueBlue, Inc.(b)(c)	15,633	321,102

		6,415,969

Road & Rail-2.63%
ArcBest Corp.	11,503	926,336
Heartland Express, Inc.(c)	21,882	331,512
Marten Transport Ltd.	27,723	549,193

		1,807,041

Trading Companies & Distributors-8.27%
Applied Industrial Technologies, Inc.	18,063	1,915,039
Boise Cascade Co.	18,534	1,155,224
DXP Enterprises, Inc.(b)	8,059	214,208
GMS, Inc.(b)	20,224	974,797

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P SmallCap Industrials ETF (PSCI)–(continued)

August 31, 2022

	Shares	Value
Trading Companies & Distributors-(continued)
NOW, Inc.(b)	52,021	$630,495
Veritiv Corp.(b)	6,556	781,410

		5,671,173

Total Common Stocks & Other Equity Interests (Cost $78,892,999)		68,543,318

Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $19,939)	19,939	19,939

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $78,912,938)		68,563,257

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-19.72%
Invesco Private Government Fund, 2.29%(d)(e)(f)	3,784,177	$3,784,177
Invesco Private Prime Fund, 2.37%(d)(e)(f)	9,745,312	9,746,286

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $13,529,870)		13,530,463

TOTAL INVESTMENTS IN SECURITIES-119.66% (Cost $92,442,808)		82,093,720
OTHER ASSETS LESS LIABILITIES-(19.66)%		(13,486,249)

NET ASSETS-100.00%		$68,607,471

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$7,078,021	$(7,058,082)	$-	$-	$19,939	$234

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,848,380	33,796,030	(31,860,233)	-	-	3,784,177	17,265	*

Invesco Private Prime Fund	4,312,886	78,209,541	(72,774,804)	593	(1,930)	9,746,286	48,374	*

Total	$6,161,266	$119,083,592	$(111,693,119)	$593	$(1,930)	$13,550,402	$65,873

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco S&P SmallCap Information Technology ETF (PSCT)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Communications Equipment-11.95%
ADTRAN Holdings, Inc.(b)	250,798	$5,828,545
CalAmp Corp.(b)(c)	117,035	723,276
Clearfield, Inc.(b)(c)	37,169	4,315,693
Comtech Telecommunications Corp.	86,146	972,588
Digi International, Inc.(b)(c)	114,178	3,780,434
Extreme Networks, Inc.(c)	425,403	6,096,025
Harmonic, Inc.(b)(c)	339,766	3,825,765
NETGEAR, Inc.(c)	93,532	2,206,420
NetScout Systems, Inc.(b)(c)	240,036	7,618,743
Viavi Solutions, Inc.(b)(c)	740,784	10,430,239

		45,797,728

Electronic Equipment, Instruments & Components-31.66%
Advanced Energy Industries, Inc.(b)	122,125	10,965,604
Arlo Technologies, Inc.(c)	282,150	1,718,293
Badger Meter, Inc.	95,151	9,009,848
Benchmark Electronics, Inc.(b)	114,168	3,133,912
CTS Corp.(b)	104,295	4,413,764
ePlus, Inc.(c)	87,445	4,120,408
Fabrinet (Thailand)(c)	119,619	12,301,618
FARO Technologies, Inc.(b)(c)	59,413	1,993,306
Insight Enterprises, Inc.(b)(c)	114,039	10,391,234
Itron, Inc.(b)(c)	146,488	6,969,899
Knowles Corp.(b)(c)	298,340	4,519,851
Methode Electronics, Inc.(b)	120,091	4,858,882
OSI Systems, Inc.(c)	51,536	4,293,979
PC Connection, Inc.	35,895	1,783,264
Plexus Corp.(b)(c)	90,126	8,447,510
Rogers Corp.(c)	60,903	15,257,420
Sanmina Corp.(c)	197,839	9,599,148
ScanSource, Inc.(c)	82,078	2,377,800
TTM Technologies, Inc.(b)(c)	328,494	5,167,211

		121,322,951

IT Services-11.77%
CSG Systems International, Inc.	101,159	5,852,048
EVERTEC, Inc. (Puerto Rico)	211,709	7,113,422
ExlService Holdings, Inc.(c)	108,230	18,151,253
Perficient, Inc.(b)(c)	112,638	8,797,028
TTEC Holdings, Inc.(b)	59,631	3,121,683
Unisys Corp.(b)(c)	219,779	2,046,143

		45,081,577

Semiconductors & Semiconductor Equipment-23.68%
Alpha & Omega Semiconductor Ltd.(b)(c)	70,370	2,720,504
Axcelis Technologies, Inc.(c)	107,365	7,187,013
CEVA, Inc.(b)(c)	75,463	2,208,802
Cohu, Inc.(b)(c)	158,173	4,243,782
Diodes, Inc.(c)	147,135	10,471,598
FormFactor, Inc.(c)	253,873	7,433,401
Ichor Holdings Ltd.(b)(c)	93,034	2,858,005
Kulicke & Soffa Industries, Inc. (Singapore)(b)	192,229	8,081,307
MaxLinear, Inc.(b)(c)	231,421	8,314,957
Onto Innovation, Inc.(b)(c)	161,157	11,440,535
PDF Solutions, Inc.(b)(c)	96,100	2,535,118
Photronics, Inc.(b)(c)	200,765	3,372,852
Rambus, Inc.(b)(c)	358,355	9,241,975

	Shares	Value
Semiconductors & Semiconductor Equipment-(continued)
SMART Global Holdings, Inc.(b)(c)	153,765	$2,821,588
Ultra Clean Holdings, Inc.(c)	146,638	4,292,094
Veeco Instruments, Inc.(b)(c)	166,639	3,522,749

		90,746,280

Software-18.34%
8x8, Inc.(b)(c)	384,396	2,002,703
A10 Networks, Inc.	189,836	2,638,720
Agilysys, Inc.(b)(c)	63,555	3,290,242
Alarm.com Holdings, Inc.(b)(c)	149,850	9,980,010
Cerence, Inc.(b)(c)	127,818	2,557,638
Consensus Cloud Solutions, Inc.(b)(c)	52,036	2,620,013
Digital Turbine, Inc.(b)(c)	286,833	5,297,806
Ebix, Inc.(b)	77,348	2,012,595
InterDigital, Inc.(b)	100,357	5,033,907
LivePerson, Inc.(b)(c)	225,076	2,610,882
LiveRamp Holdings, Inc.(c)	221,697	4,400,685
OneSpan, Inc.(c)	112,011	1,289,247
Progress Software Corp.	142,317	6,849,717
SPS Commerce, Inc.(b)(c)	117,368	14,332,980
Xperi Holding Corp.	337,889	5,375,814

		70,292,959

Technology Hardware, Storage & Peripherals-2.60%
3D Systems Corp.(b)(c)	423,695	4,292,030
Avid Technology, Inc.(c)	115,863	3,168,853
Corsair Gaming, Inc.(b)(c)	108,538	1,670,400
Diebold Nixdorf, Inc.(b)(c)	238,667	830,561

		9,961,844

Total Common Stocks & Other Equity Interests (Cost $359,680,369)		383,203,339

Money Market Funds-1.04%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $3,971,318)	3,971,318	3,971,318

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-101.04% (Cost $363,651,687)		387,174,657

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-23.00%
Invesco Private Government Fund, 2.29%(d)(e)(f)	24,677,602	24,677,602
Invesco Private Prime Fund, 2.37%(d)(e)(f)	63,450,346	63,456,692

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $88,129,567)		88,134,294

TOTAL INVESTMENTS IN SECURITIES-124.04% (Cost $451,781,254)		475,308,951
OTHER ASSETS LESS LIABILITIES-(24.04)%		(92,104,685)

NET ASSETS-100.00%		$383,204,266

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P SmallCap Information Technology ETF (PSCT)–(continued)

August 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$12,626,687	$(8,655,369)	$-	$-	$3,971,318	$1,005

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	20,615,016	166,268,954	(162,206,368)	-	-	24,677,602	122,560	*

Invesco Private Prime Fund	48,449,778	317,342,320	(302,326,090)	4,727	(14,043)	63,456,692	352,840	*

Total	$69,064,794	$496,237,961	$(473,187,827)	$4,727	$(14,043)	$92,105,612	$476,405

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco S&P SmallCap Materials ETF (PSCM)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Chemicals-54.87%
AdvanSix, Inc.	10,799	$391,572
American Vanguard Corp.	10,301	205,299
Balchem Corp.	12,304	1,621,913
FutureFuel Corp.	9,921	72,324
GCP Applied Technologies, Inc.(b)(c)	20,806	653,724
H.B. Fuller Co.	20,326	1,318,344
Hawkins, Inc.	7,221	276,709
Innospec, Inc.	8,909	832,635
Koppers Holdings, Inc.	8,124	185,471
Livent Corp.(b)(c)	61,961	1,993,905
Mativ Holdings, Inc., Class A	21,017	496,422
Quaker Chemical Corp.(c)	5,177	902,455
Rayonier Advanced Materials, Inc.(b)(c)	24,534	110,894
Stepan Co.	8,187	853,331
Tredegar Corp.	9,886	100,936
Trinseo PLC	13,891	368,528

		10,384,462

Containers & Packaging-5.54%
Myers Industries, Inc.	13,965	269,804
O-I Glass, Inc.(b)	59,874	778,960

		1,048,764

Metals & Mining-33.13%
Arconic Corp.(b)	40,538	1,021,963
ATI, Inc.(b)(c)	47,557	1,423,381
Carpenter Technology Corp.	18,608	632,114
Century Aluminum Co.(b)(c)	19,632	151,559
Compass Minerals International, Inc	13,122	531,310
Haynes International, Inc.	4,787	189,996
Kaiser Aluminum Corp.	6,111	438,525
Materion Corp.	7,904	682,194
Olympic Steel, Inc.	3,592	94,542

	Shares	Value
Metals & Mining-(continued)
SunCoke Energy, Inc.	32,039	$211,137
TimkenSteel Corp.(b)	15,945	244,596
Warrior Met Coal, Inc.	19,907	647,973

		6,269,290

Paper & Forest Products-6.41%
Clearwater Paper Corp.(b)	6,489	276,042
Glatfelter Corp.	17,184	83,686
Mercer International, Inc. (Germany)	15,501	251,426
Sylvamo Corp.	13,560	602,607

		1,213,761

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $20,015,622)		18,916,277

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-15.52%
Invesco Private Government Fund, 2.29%(d)(e)(f)	822,594	822,594
Invesco Private Prime Fund, 2.37%(d)(e)(f)	2,115,031	2,115,243

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,937,687)		2,937,837

TOTAL INVESTMENTS IN SECURITIES-115.47% (Cost $22,953,309)		21,854,114
OTHER ASSETS LESS LIABILITIES-(15.47)%		(2,927,565)

NET ASSETS-100.00%		$18,926,549

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ -	$1,533,111	$(1,533,111)	$ -	$ -	$ -	$ 88

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P SmallCap Materials ETF (PSCM)–(continued)

August 31, 2022

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$452,121	$12,037,162	$(11,666,689)	$-	$-	$822,594	$6,149	*
Invesco Private Prime Fund	1,054,948	25,183,008	(24,122,307)	150	(556)	2,115,243	17,545	*

Total	$1,507,069	$38,753,281	$(37,322,107)	$150	$(556)	$2,937,837	$23,782

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.86%
Diversified Telecommunication Services-8.37%
ATN International, Inc.	6,779	$317,596
Cogent Communications Holdings, Inc.	24,757	1,318,310
Consolidated Communications Holdings, Inc.(b)(c)	45,361	260,372

		1,896,278

Entertainment-4.94%
Cinemark Holdings, Inc.(b)(c)	63,687	896,713
Marcus Corp. (The)(c)	13,757	221,350

		1,118,063

Gas Utilities-18.76%
Chesapeake Utilities Corp.	7,683	970,363
Northwest Natural Holding Co.	18,364	874,310
South Jersey Industries, Inc.	71,049	2,405,009

		4,249,682

Interactive Media & Services-12.57%
Cars.com, Inc.(b)(c)	40,758	519,664
QuinStreet, Inc.(b)(c)	31,461	377,847
Shutterstock, Inc.	14,494	803,113
Yelp, Inc.(b)	33,566	1,146,950

		2,847,574

Media-14.86%
AMC Networks, Inc., Class A(b)	18,633	499,178
E.W. Scripps Co. (The), Class A(b)(c)	36,064	539,157
Gannett Co., Inc.(b)(c)	91,465	212,199
Scholastic Corp.	19,043	874,264
TechTarget, Inc.(b)(c)	14,932	969,087
Thryv Holdings, Inc.(b)	10,682	273,245

		3,367,130

Multi-Utilities-9.84%
Avista Corp.	42,043	1,708,207
Unitil Corp.	10,003	521,056

		2,229,263

	Shares	Value
Water Utilities-20.22%
American States Water Co.(c)	21,448	$1,779,541
California Water Service Group(c)	31,210	1,826,721
Middlesex Water Co.	10,975	974,251

		4,580,513

Wireless Telecommunication Services-10.30%
Gogo, Inc.(b)	42,629	633,467
Shenandoah Telecommunications Co.(c)	31,232	696,161
Telephone & Data Systems, Inc.	61,687	1,003,648

		2,333,276

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.86% (Cost $23,316,788)		22,621,779

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-15.18%
Invesco Private Government Fund, 2.29%(d)(e)(f)	962,400	962,400
Invesco Private Prime Fund, 2.37%(d)(e)(f)	2,474,495	2,474,743

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,436,990)		3,437,143

TOTAL INVESTMENTS IN SECURITIES-115.04% (Cost $26,753,778)		26,058,922
OTHER ASSETS LESS LIABILITIES-(15.04)%		(3,406,037)

NET ASSETS-100.00%		$22,652,885

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ -	$ 1,533,432	$ (1,533,432)	$ -	$ -	$ -	$ 60

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)–(continued)

August 31, 2022

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$850,628	$14,935,305	$(14,823,533)	$-	$-	$962,400	$7,789	*

Invesco Private Prime Fund	1,984,799	33,361,041	(32,869,870)	153	(1,380)	2,474,743	22,323	*

Total	$2,835,427	$49,829,778	$(49,226,835)	$153	$(1,380)	$3,437,143	$30,172

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Statements of Assets and Liabilities

August 31, 2022

	Invesco DWA SmallCap Momentum ETF (DWAS)	Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)	Invesco S&P SmallCap Consumer Staples ETF (PSCC)	Invesco S&P SmallCap Energy ETF (PSCE)
Assets:
Unaffiliated investments in securities, at value(a)	$389,733,831	$25,044,341	$61,397,973	$136,841,428
Affiliated investments in securities, at value(a)	94,261,949	8,340,894	14,881,311	44,505,436
Cash	-	-	-	-
Receivable for:
Dividends	315,665	12,030	9,271	205,100
Securities lending	21,383	2,291	3,945	2,206
Investments sold	-	-	-	1,259,722
Fund shares sold	2,294,404	-	2,048,226	-

Total assets	486,627,232	33,399,556	78,340,726	182,813,892

Liabilities:
Due to custodian	-	-	-	83,537
Payable for:
Investments purchased	2,293,113	-	2,046,565	-
Collateral upon return of securities loaned	94,054,605	8,321,985	14,831,748	44,504,202
Fund shares repurchased	-	-	-	-
Accrued unitary management fees	199,408	6,996	14,911	33,415

Total liabilities	96,547,126	8,328,981	16,893,224	44,621,154

Net Assets	$390,080,106	$25,070,575	$61,447,502	$138,192,738

Net assets consist of:
Shares of beneficial interest	$804,589,746	$49,430,734	$74,690,989	$204,028,818
Distributable earnings (loss)	(414,509,640)	(24,360,159)	(13,243,487)	(65,836,080)

Net Assets	$390,080,106	$25,070,575	$61,447,502	$138,192,738

Shares outstanding (unlimited amount authorized, $0.01 par value)	5,120,000	310,000	600,000	13,960,000
Net asset value	$76.19	$80.87	$102.41	$9.90

Market price	$76.21	$80.85	$102.43	$9.90

Unaffiliated investments in securities, at cost	$363,386,243	$36,633,835	$62,834,827	$138,968,428

Affiliated investments in securities, at cost	$94,257,461	$8,340,460	$14,880,589	$44,504,202

(a) Includes securities on loan with an aggregate value of:	$92,186,569	$7,947,082	$14,398,820	$44,277,198

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P SmallCap Financials ETF (PSCF)	Invesco S&P SmallCap Health Care ETF (PSCH)	Invesco S&P SmallCap Industrials ETF (PSCI)	Invesco S&P SmallCap Information Technology ETF (PSCT)	Invesco S&P SmallCap Materials ETF (PSCM)	Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

$37,641,911	$336,480,591	$68,543,318	$383,203,339	$18,916,277	$22,621,779
8,771,735	101,590,804	13,550,402	92,105,612	2,937,837	3,437,143
-	-	-	1,613,960	-	-

37,387	95,131	63,090	122,003	21,820	38,119
432	7,963	771	7,583	225	276
-	-	1,735,146	1,206,611	-	-
-	-	-	-	-	-

46,451,465	438,174,489	83,892,727	478,259,108	21,876,159	26,097,317

-	-	-	-	7,127	1,538

-	-	-	5,599,487	-	-
8,666,244	101,585,117	13,529,870	88,129,567	2,937,687	3,436,990
-	-	1,736,883	1,224,284	-	-
9,981	88,546	18,503	101,504	4,796	5,904

8,676,225	101,673,663	15,285,256	95,054,842	2,949,610	3,444,432

$37,775,240	$336,500,826	$68,607,471	$383,204,266	$18,926,549	$22,652,885

$47,936,741	$477,989,890	$82,511,059	$374,612,541	$23,770,998	$33,303,469
(10,161,501)	(141,489,064)	(13,903,588)	8,591,725	(4,844,449)	(10,650,584)

$37,775,240	$336,500,826	$68,607,471	$383,204,266	$18,926,549	$22,652,885

750,000	2,390,000	790,000	3,130,000	300,000	390,000
$50.37	$140.80	$86.84	$122.43	$63.09	$58.08

$50.38	$140.82	$86.84	$122.55	$63.05	$58.08

$41,778,062	$367,532,048	$78,892,999	$359,680,369	$20,015,622	$23,316,788

$9,125,912	$101,586,331	$13,549,809	$92,100,885	$2,937,687	$3,436,990

$8,354,302	$98,640,083	$12,977,517	$85,372,944	$2,855,382	$3,329,780

47

Statements of Operations

For the year ended August 31, 2022

	Invesco DWA SmallCap Momentum ETF (DWAS)	Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)	Invesco S&P SmallCap Consumer Staples ETF (PSCC)	Invesco S&P SmallCap Energy ETF (PSCE)
Investment income:
Unaffiliated dividend income	$4,990,820	$553,578	$700,187	$1,847,025
Affiliated dividend income	687	76	70	951
Securities lending income, net	397,008	12,031	38,813	31,876
Foreign withholding tax	(3,187)	-	-	(813)

Total investment income	5,385,328	565,685	739,070	1,879,039

Expenses:
Unitary management fees	2,629,430	123,049	142,446	410,439
Tax expenses	-	2,921	-	971

Total expenses	2,629,430	125,970	142,446	411,410

Less: Waivers	(55)	(7)	(6)	(172)

Net expenses	2,629,375	125,963	142,440	411,238

Net investment income (loss)	2,755,953	439,722	596,630	1,467,801

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(128,971,482)	(5,178,774)	(1,280,042)	2,624,726
Affiliated investment securities	(23,806)	(2,522)	(2,067)	(4,510)
Unaffiliated in-kind redemptions	78,279,559	(1,107,045)	4,109,052	28,829,142
Affiliated in-kind redemptions	-	-	-	-

Net realized gain (loss)	(50,715,729)	(6,288,341)	2,826,943	31,449,358

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(22,141,806)	(7,298,103)	(3,375,445)	14,789,650
Affiliated investment securities	4,488	434	722	1,234

Change in net unrealized appreciation (depreciation)	(22,137,318)	(7,297,669)	(3,374,723)	14,790,884

Net realized and unrealized gain (loss)	(72,853,047)	(13,586,010)	(547,780)	46,240,242

Net increase (decrease) in net assets resulting from operations	$(70,097,094)	$(13,146,288)	$48,850	$47,708,043

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P SmallCap Financials ETF (PSCF)	Invesco S&P SmallCap Health Care ETF (PSCH)	Invesco S&P SmallCap Industrials ETF (PSCI)	Invesco S&P SmallCap Information Technology ETF (PSCT)	Invesco S&P SmallCap Materials ETF (PSCM)	Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

$1,171,373	$434,908	$979,200	$1,192,544	$238,246	$430,316
19,374	1,037	234	1,005	88	60
12,373	144,662	8,457	97,067	2,937	4,878
(2,031)	-	-	(13)	(890)	-

1,201,089	580,607	987,891	1,290,603	240,381	435,254

132,886	1,202,823	275,247	1,304,519	64,878	75,487
-	-	-	-	-	-

132,886	1,202,823	275,247	1,304,519	64,878	75,487

(12)	(50)	(28)	(72)	(6)	(5)

132,874	1,202,773	275,219	1,304,447	64,872	75,482

1,068,215	(622,166)	712,672	(13,844)	175,509	359,772

(675,101)	(32,759,919)	822,335	(6,320,020)	(46,166)	(2,661,395)
(6,612)	(24,481)	(1,930)	(14,043)	(556)	(1,380)
1,866,228	13,223,295	13,681,067	39,156,125	1,292,994	1,745,162
(1,532)	-	-	-	-	-

1,182,983	(19,561,105)	14,501,472	32,822,062	1,246,272	(917,613)

(7,678,178)	(112,447,215)	(24,332,912)	(116,983,199)	(2,175,579)	(2,859,282)
(75,481)	4,473	593	4,727	150	153

(7,753,659)	(112,442,742)	(24,332,319)	(116,978,472)	(2,175,429)	(2,859,129)

(6,570,676)	(132,003,847)	(9,830,847)	(84,156,410)	(929,157)	(3,776,742)

$(5,502,461)	$(132,626,013)	$(9,118,175)	$(84,170,254)	$(753,648)	$(3,416,970)

49

Statements of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	Invesco DWA SmallCap		Invesco S&P SmallCap
	Momentum ETF (DWAS)		Consumer Discretionary ETF (PSCD)
	2022	2021	2022	2021
Operations:
Net investment income	$2,755,953	$132,979	$439,722	$287,371
Net realized gain (loss)	(50,715,729)	131,106,926	(6,288,341)	17,720,548
Change in net unrealized appreciation (depreciation)	(22,137,318)	3,864,196	(7,297,669)	(2,040,670)

Net increase (decrease) in net assets resulting from operations	(70,097,094)	135,104,101	(13,146,288)	15,967,249

Distributions to Shareholders from:
Distributable earnings	(1,517,201)	(441,684)	(447,217)	(233,371)

Shareholder Transactions:
Proceeds from shares sold	463,001,703	767,918,832	7,543,321	120,948,147
Value of shares repurchased	(457,120,808)	(681,140,855)	(34,786,413)	(90,244,850)

Net increase (decrease) in net assets resulting from share transactions	5,880,895	86,777,977	(27,243,092)	30,703,297

Net increase (decrease) in net assets	(65,733,400)	221,440,394	(40,836,597)	46,437,175

Net assets:
Beginning of year	455,813,506	234,373,112	65,907,172	19,469,997

End of year	$390,080,106	$455,813,506	$25,070,575	$65,907,172

Changes in Shares Outstanding:
Shares sold	5,300,000	9,950,000	70,000	1,100,000
Shares repurchased	(5,410,000)	(8,670,000)	(340,000)	(820,000)
Shares outstanding, beginning of year	5,230,000	3,950,000	580,000	300,000

Shares outstanding, end of year	5,120,000	5,230,000	310,000	580,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco S&P SmallCap Consumer Staples ETF (PSCC)		Invesco S&P SmallCap Energy ETF (PSCE)		Invesco S&P SmallCap Financials ETF (PSCF)
2022	2021	2022	2021	2022	2021

$596,630	$702,518	$1,467,801	$393,528	$1,068,215	$785,570
2,826,943	3,010,821	31,449,358	16,587,489	1,182,983	(1,013,441)
(3,374,723)	5,741,360	14,790,884	(9,195,227)	(7,753,659)	12,056,806

48,850	9,454,699	47,708,043	7,785,790	(5,502,461)	11,828,935

(553,632)	(734,686)	(1,206,030)	(240,859)	(1,022,746)	(876,466)

35,437,137	22,954,941	124,402,426	210,541,973	3,600,462	22,229,937
(20,467,022)	(23,874,928)	(138,300,452)	(127,210,808)	(9,588,046)	(9,191,248)

14,970,115	(919,987)	(13,898,026)	83,331,165	(5,987,584)	13,038,689

14,465,333	7,800,026	32,603,987	90,876,096	(12,512,791)	23,991,158

46,982,169	39,182,143	105,588,751	14,712,655	50,288,031	26,296,873

$61,447,502	$46,982,169	$138,192,738	$105,588,751	$37,775,240	$50,288,031

340,000	220,000	13,590,000	31,060,000	60,000	400,000
(200,000)	(260,000)	(15,850,000)	(19,040,000)	(170,000)	(190,000)
460,000	500,000	16,220,000	4,200,000	860,000	650,000

600,000	460,000	13,960,000	16,220,000	750,000	860,000

51

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2022 and 2021

	Invesco S&P SmallCap		Invesco S&P SmallCap
	Health Care ETF (PSCH)		Industrials ETF (PSCI)
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$(622,166)	$(785,555)	$712,672	$616,569
Net realized gain (loss)	(19,561,105)	24,141,032	14,501,472	2,942,407
Change in net unrealized appreciation (depreciation)	(112,442,742)	140,268,932	(24,332,319)	17,999,704

Net increase (decrease) in net assets resulting from operations	(132,626,013)	163,624,409	(9,118,175)	21,558,680

Distributions to Shareholders from:
Distributable earnings	-	-	(699,479)	(509,144)

Shareholder Transactions:
Proceeds from shares sold	7,487,611	93,123,057	15,464,593	74,571,539
Value of shares repurchased	(64,464,356)	(115,601,310)	(61,875,092)	(16,953,241)

Net increase (decrease) in net assets resulting from share transactions	(56,976,745)	(22,478,253)	(46,410,499)	57,618,298

Net increase (decrease) in net assets	(189,602,758)	141,146,156	(56,228,153)	78,667,834

Net assets:
Beginning of year	526,103,584	384,957,428	124,835,624	46,167,790

End of year	$336,500,826	$526,103,584	$68,607,471	$124,835,624

Changes in Shares Outstanding:
Shares sold	50,000	600,000	170,000	840,000
Shares repurchased	(410,000)	(750,000)	(700,000)	(220,000)
Shares outstanding, beginning of year	2,750,000	2,900,000	1,320,000	700,000

Shares outstanding, end of year	2,390,000	2,750,000	790,000	1,320,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco S&P SmallCap Information Technology ETF (PSCT)		Invesco S&P SmallCap Materials ETF (PSCM)		Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)
2022	2021	2022	2021	2022	2021

$(13,844)	$107,770	$175,509	$203,679	$359,772	$709,593
32,822,062	25,821,446	1,246,272	2,206,293	(917,613)	1,208,977
(116,978,472)	136,680,577	(2,175,429)	3,054,922	(2,859,129)	5,433,914

(84,170,254)	162,609,793	(753,648)	5,464,894	(3,416,970)	7,352,484

-	(177,198)	(157,069)	(193,769)	(801,868)	(269,592)

84,981,270	128,653,753	1,349,387	28,753,842	6,686,321	9,395,883
(94,763,303)	(58,471,170)	(9,223,604)	(14,742,171)	(6,848,398)	(11,429,660)

(9,782,033)	70,182,583	(7,874,217)	14,011,671	(162,077)	(2,033,777)

(93,952,287)	232,615,178	(8,784,934)	19,282,796	(4,380,915)	5,049,115

477,156,553	244,541,375	27,711,483	8,428,687	27,033,800	21,984,685

$383,204,266	$477,156,553	$18,926,549	$27,711,483	$22,652,885	$27,033,800

580,000	1,020,000	20,000	460,000	100,000	150,000
(690,000)	(480,000)	(140,000)	(240,000)	(110,000)	(200,000)
3,240,000	2,700,000	420,000	200,000	400,000	450,000

3,130,000	3,240,000	300,000	420,000	390,000	400,000

53

Financial Highlights

Invesco DWA SmallCap Momentum ETF (DWAS)

	Years Ended August 31,				Ten Months Ended August 31, 2018		Year Ended October 31, 2017
	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$87.15	$59.33	$53.34	$59.34	$48.11		$35.42

Net investment income (loss)(a)	0.53	0.03	0.20	(0.01)	(0.01)		0.14
Net realized and unrealized gain (loss) on investments	(11.20)	27.88	5.97	(5.99)	11.34		12.71

Total from investment operations	(10.67)	27.91	6.17	(6.00)	11.33		12.85

Distributions to shareholders from:
Net investment income	(0.29)	(0.09)	(0.18)	-	(0.10)		(0.16)

Net asset value at end of year	$76.19	$87.15	$59.33	$53.34	$59.34		$48.11

Market price at end of year(b)	$76.21	$87.07	$59.39	$53.34	$59.36		$48.16

Net Asset Value Total Return(c)	(12.25)%	47.07%	11.65%	(10.11)%	23.60%		36.38%
Market Price Total Return(c)	(12.15)%	46.79%	11.77%	(10.14)%	23.51%		36.60%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$390,080	$455,814	$234,373	$264,010	$453,972		$228,517
Ratio to average net assets of:
Expenses	0.60%	0.60%	0.60%	0.60%	0.60	%(d)	0.60%
Net investment income (loss)	0.63%	0.03%	0.39%	(0.03)%	(0.02	)%(d)	0.34%
Portfolio turnover rate(e)	175%	198%	185%	159%	100%		131%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)

	Years Ended August 31,					Ten Months Ended August 31, 2018		Year Ended October 31, 2017
	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$113.63	$64.90	$57.37	$71.32		$55.45		$46.40

Net investment income(a)	1.04	0.47	0.61	0.57		0.56		0.66
Net realized and unrealized gain (loss) on investments	(32.74)	48.59	7.57	(13.81)		15.78		9.12

Total from investment operations	(31.70)	49.06	8.18	(13.24)		16.34		9.78

Distributions to shareholders from:
Net investment income	(1.06)	(0.33)	(0.65)	(0.71)		(0.47)		(0.73)

Net asset value at end of year	$80.87	$113.63	$64.90	$57.37		$71.32		$55.45

Market price at end of year(b)	$80.85	$113.46	$64.92	$57.36		$71.31		$55.51

Net Asset Value Total Return(c)	(28.01)%	75.74%	14.68%	(18.57)%		29.58%		21.15%
Market Price Total Return(c)	(27.91)%	75.42%	14.74%	(18.58)%		29.43%		21.26%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$25,071	$65,907	$19,470	$22,949		$92,718		$66,543
Ratio to average net assets of:
Expenses	0.30%	0.29%	0.29%	0.30	%(d)	0.29	%(e)	0.29%
Net investment income	1.04%	0.44%	1.08%	0.93	%(d)	1.07	%(e)	1.25%
Portfolio turnover rate(f)	24%	33%	27%	27%		9%		19%

(a)	Based on average shares outstanding
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Financial Highlights–(continued)

Invesco S&P SmallCap Consumer Staples ETF (PSCC)

	Years Ended August 31,					Ten Months Ended August 31,		Year Ended October 31, 2017
	2022	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$102.14	$78.36	$71.88	$85.41		$72.47		$63.05

Net investment income(a)	1.25	1.55	1.21	1.09		0.56		0.94
Net realized and unrealized gain (loss) on investments	0.22 (b)	23.85	6.60	(13.48)		12.91		9.64

Total from investment operations	1.47	25.40	7.81	(12.39)		13.47		10.58

Distributions to shareholders from:
Net investment income	(1.20)	(1.62)	(1.33)	(1.14)		(0.53)		(1.16)

Net asset value at end of year	$102.41	$102.14	$78.36	$71.88		$85.41		$72.47

Market price at end of year(c)	$102.43	$102.02	$78.57	$71.66		$85.34		$72.54

Net Asset Value Total Return(d)	1.48%	32.77%	10.97%	(14.52)%		18.70%		16.88%
Market Price Total Return(d)	1.62%	32.27%	11.60%	(14.71)%		18.49%		17.11%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$61,448	$46,982	$39,182	$46,722		$89,681		$54,350
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.30	%(e)	0.29	%(f)	0.29%
Net investment income	1.21%	1.64%	1.66%	1.41	%(e)	0.89	%(f)	1.38%
Portfolio turnover rate(g)	20%	30%	40%	59%		42%		62%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Financial Highlights–(continued)

Invesco S&P SmallCap Energy ETF (PSCE)

	Years Ended August 31,					Ten Months Ended August 31,		Year Ended October 31, 2017
	2022	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$6.51	$3.50	$6.97	$16.34		$14.26		$16.73

Net investment income (loss)(a)	0.09	0.03	0.05	(0.02)		(0.00	)(b)	(0.01)
Net realized and unrealized gain (loss) on investments	3.37	3.00	(3.49)	(9.33)		2.09		(2.44)

Total from investment operations	3.46	3.03	(3.44)	(9.35)		2.09		(2.45)

Distributions to shareholders from:
Net investment income	(0.07)	(0.02)	(0.03)	(0.02)		(0.01)		(0.01)
Return of capital	-	-	-	-		-		(0.01)

Total distributions	(0.07)	(0.02)	(0.03)	(0.02)		(0.01)		(0.02)

Net asset value at end of year	$9.90	$6.51	$3.50	$6.97		$16.34		$14.26

Market price at end of year(c)	$9.90	$6.52	$3.52	$6.98		$16.33		$14.30

Net Asset Value Total Return(d)	53.42%	87.13%	(49.31)%	(57.29)%		14.64%		(14.69)%
Market Price Total Return(d)	53.18%	86.35%	(49.09)%	(57.20)%		14.25%		(14.55)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$138,193	$105,589	$14,713	$19,523		$60,475		$48,477
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.31	%(e)	0.29	%(f)	0.29%
Net investment income (loss)	1.04%	0.43%	1.01%	(0.20	)%(e)	0.04	%(f)	(0.05)%
Portfolio turnover rate(g)	58%	26%	74%	48%		40%		39%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Financial Highlights–(continued)

Invesco S&P SmallCap Financials ETF (PSCF)

	Years Ended August 31,					Ten Months Ended August 31,		Year Ended October 31, 2017
	2022	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$58.47	$40.46	$52.62	$60.04		$54.25		$43.73

Net investment income(a)	1.32	1.06	1.45	1.48		1.05		1.25
Net realized and unrealized gain (loss) on investments	(8.16)	18.07	(10.89)	(6.48)		5.63		10.58

Total from investment operations	(6.84)	19.13	(9.44)	(5.00)		6.68		11.83

Distributions to shareholders from:
Net investment income	(1.26)	(1.12)	(2.23)	(1.85)		(0.89)		(1.09)
Net realized gains	-	-	(0.49)	(0.57)		-		(0.22)

Total distributions	(1.26)	(1.12)	(2.72)	(2.42)		(0.89)		(1.31)

Net asset value at end of year	$50.37	$58.47	$40.46	$52.62		$60.04		$54.25

Market price at end of year(b)	$50.38	$58.39	$40.54	$52.54		$60.09		$54.31

Net Asset Value Total Return(c)	(11.81)%	47.97%	(18.02)%	(8.05)%		12.44%		27.23%
Market Price Total Return(c)	(11.67)%	47.48%	(17.72)%	(8.27)%		12.41%		27.37%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$37,775	$50,288	$26,297	$123,655		$267,169		$254,975
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.30	%(d)	0.29	%(e)	0.29%
Net investment income	2.33%	2.01%	2.83%	2.73	%(d)	2.26	%(e)	2.44%
Portfolio turnover rate(f)	19%	19%	31%	16%		17%		21%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Financial Highlights–(continued)

Invesco S&P SmallCap Health Care ETF (PSCH)

	Years Ended August 31,				Ten Months Ended August 31,		Year Ended October 31, 2017
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$191.31	$132.74	$114.85	$144.76	$91.43		$67.03

Net investment income (loss)(a)	(0.24)	(0.28)	(0.22)	(0.16)	(0.04)		(0.03)
Net realized and unrealized gain (loss) on investments	(50.27)	58.85	18.11	(29.74)	53.37		24.45

Total from investment operations	(50.51)	58.57	17.89	(29.90)	53.33		24.42

Distributions to shareholders from:
Net investment income	-	-	-	(0.01)	-		(0.02)

Net asset value at end of year	$140.80	$191.31	$132.74	$114.85	$144.76		$91.43

Market price at end of year(b)	$140.82	$190.92	$132.83	$114.81	$144.99		$91.58

Net Asset Value Total Return(c)	(26.40)%	44.13%	15.58%	(20.66)%	58.32%		36.44%
Market Price Total Return(c)	(26.24)%	43.72%	15.69%	(20.82)%	58.31%		36.72%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$336,501	$526,104	$384,957	$465,142	$1,172,569		$237,717
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29%	0.29	%(d)	0.29%
Net investment income (loss)	(0.15)%	(0.16)%	(0.18)%	(0.13)%	(0.04	)%(d)	(0.04)%
Portfolio turnover rate(e)	31%	30%	19%	36%	20%		19%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P SmallCap Industrials ETF (PSCI)

	Years Ended August 31,					Ten Months Ended August 31,		Year Ended October 31, 2017
	2022	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$94.57	$65.95	$64.17	$75.22		$62.13		$47.51

Net investment income(a)	0.69	0.64	0.47	0.37		0.36		0.53
Net realized and unrealized gain (loss) on investments	(7.78)	28.53	1.81	(11.03)		13.07		14.62

Total from investment operations	(7.09)	29.17	2.28	(10.66)		13.43		15.15

Distributions to shareholders from:
Net investment income	(0.64)	(0.55)	(0.50)	(0.39)		(0.34)		(0.53)

Net asset value at end of year	$86.84	$94.57	$65.95	$64.17		$75.22		$62.13

Market price at end of year(b)	$86.84	$94.49	$66.05	$64.21		$75.25		$62.21

Net Asset Value Total Return(c)	(7.52)%	44.37%	3.68%	(14.16)%		21.69%		32.00%
Market Price Total Return(c)	(7.43)%	44.03%	3.76%	(14.14)%		21.59%		32.42%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$68,607	$124,836	$46,168	$54,547		$154,205		$99,414
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.30	%(d)	0.29	%(e)	0.29%
Net investment income	0.75%	0.74%	0.74%	0.58	%(d)	0.66	%(e)	0.94%
Portfolio turnover rate(f)	15%	9%	10%	9%		2%		7%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco S&P SmallCap Information Technology ETF (PSCT)

	Years Ended August 31,					Ten Months Ended August 31,		Year Ended October 31,
	2022		2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of year	$147.27		$90.57	$83.13	$89.80	$81.13		$61.26

Net investment income(a)	(0.00	)(b)	0.04	0.11	0.25	0.27		0.19
Net realized and unrealized gain (loss) on investments	(24.84)		56.72	7.46	(6.62)	8.69		19.83

Total from investment operations	(24.84)		56.76	7.57	(6.37)	8.96		20.02

Distributions to shareholders from:
Net investment income	-		(0.06)	(0.13)	(0.30)	(0.29)		(0.15)

Net asset value at end of year	$122.43		$147.27	$90.57	$83.13	$89.80		$81.13

Market price at end of year(c)	$122.55		$147.28	$90.67	$83.05	$89.71		$81.23

Net Asset Value Total Return(d)	(16.87)%		62.70%	9.12%	(7.08)%	11.09%		32.71%
Market Price Total Return(d)	(16.79)%		62.54%	9.35%	(7.08)%	10.85%		32.84%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$383,204		$477,157	$244,541	$303,408	$475,958		$575,996
Ratio to average net assets of:
Expenses	0.29%		0.29%	0.29%	0.29%	0.29	%(e)	0.29%
Net investment income	(0.00)%		0.03%	0.13%	0.32%	0.40	%(e)	0.26%
Portfolio turnover rate(f)	18%		16%	19%	11%	15%		16%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $(0.005) per share.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco S&P SmallCap Materials ETF (PSCM)

	Years Ended August 31,					Ten Months Ended August 31,		Year Ended October 31, 2017
	2022	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$65.98	$42.14	$40.93	$55.57		$50.96		$38.70

Net investment income(a)	0.51	0.61	0.66	0.44		0.40		0.41
Net realized and unrealized gain (loss) on investments	(2.94)	23.97	1.27	(14.56)		4.54		12.19

Total from investment operations	(2.43)	24.58	1.93	(14.12)		4.94		12.60

Distributions to shareholders from:
Net investment income	(0.46)	(0.74)	(0.72)	(0.52)		(0.33)		(0.34)

Net asset value at end of year	$63.09	$65.98	$42.14	$40.93		$55.57		$50.96

Market price at end of year(b)	$63.05	$65.88	$41.99	$40.91		$55.57		$51.00

Net Asset Value Total Return(c)	(3.69)%	58.70%	4.91%	(25.50)%		9.73%		32.62%
Market Price Total Return(c)	(3.60)%	59.03%	4.59%	(25.54)%		9.65%		32.48%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$18,927	$27,711	$8,429	$14,327		$30,566		$48,411
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.32	%(d)	0.29	%(e)	0.29%
Net investment income	0.78%	1.00%	1.58%	0.93	%(d)	0.91	%(e)	0.87%
Portfolio turnover rate(f)	21%	25%	25%	24%		9%		21%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.03%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

	Years Ended August 31,						Ten Months Ended August 31,		Year Ended October 31, 2017
	2022	2021		2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$67.58	$48.85		$53.08	$55.80		$55.67		$45.61

Net investment income(a)	0.88	1.75	(b)	0.91	1.22		1.14		0.87
Net realized and unrealized gain (loss) on investments	(8.44)	17.63		(4.03)	(2.70)		0.23		11.81

Total from investment operations	(7.56)	19.38		(3.12)	(1.48)		1.37		12.68

Distributions to shareholders from:
Net investment income	(1.94)	(0.65)		(1.11)	(1.24)		(1.24)		(0.86)
Net realized gains	-	-		-	-		-		(1.76)

Total distributions	(1.94)	(0.65)		(1.11)	(1.24)		(1.24)		(2.62)

Net asset value at end of year	$58.08	$67.58		$48.85	$53.08		$55.80		$55.67

Market price at end of year(c)	$58.08	$67.44		$48.91	$53.01		$55.82		$55.70

Net Asset Value Total Return(d)	(11.42)%	40.03%		(5.94)%	(2.58)%		2.55%		28.66%
Market Price Total Return(d)	(11.23)%	39.57%		(5.70)%	(2.74)%		2.54%		28.83%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$22,653	$27,034		$21,985	$50,421		$61,381		$52,887
Ratio to average net assets of:
Expenses	0.29%	0.29%		0.29%	0.30	%(e)	0.29	%(f)	0.29%
Net investment income	1.38%	2.98	%(b)	1.78%	2.27	%(e)	2.58	%(f)	1.73%
Portfolio turnover rate(g)	40%	70%		64%	66%		48%		48%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.69 and 1.17%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2022

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco DWA SmallCap Momentum ETF (DWAS)	“DWA SmallCap Momentum ETF”

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)	“S&P SmallCap Consumer Discretionary ETF”
Invesco S&P SmallCap Consumer Staples ETF (PSCC)	“S&P SmallCap Consumer Staples ETF”

Invesco S&P SmallCap Energy ETF (PSCE)	“S&P SmallCap Energy ETF”
Invesco S&P SmallCap Financials ETF (PSCF)	“S&P SmallCap Financials ETF”

Invesco S&P SmallCap Health Care ETF (PSCH)	“S&P SmallCap Health Care ETF”
Invesco S&P SmallCap Industrials ETF (PSCI)	“S&P SmallCap Industrials ETF”

Invesco S&P SmallCap Information Technology ETF (PSCT)	“S&P SmallCap Information Technology ETF”
Invesco S&P SmallCap Materials ETF (PSCM)	“S&P SmallCap Materials ETF”

Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)	“S&P SmallCap Utilities & Communication Services ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

DWA SmallCap Momentum ETF	Dorsey Wright® SmallCap Technical Leaders Index

S&P SmallCap Consumer Discretionary ETF	S&P SmallCap 600® Capped Consumer Discretionary Index
S&P SmallCap Consumer Staples ETF	S&P SmallCap 600® Capped Consumer Staples Index

S&P SmallCap Energy ETF	S&P SmallCap 600® Capped Energy Index
S&P SmallCap Financials ETF	S&P SmallCap 600® Capped Financials & Real Estate Index

S&P SmallCap Health Care ETF	S&P SmallCap 600® Capped Health Care Index
S&P SmallCap Industrials ETF	S&P SmallCap 600® Capped Industrials Index

S&P SmallCap Information Technology ETF	S&P SmallCap 600® Capped Information Technology Index
S&P SmallCap Materials ETF	S&P SmallCap 600® Capped Materials Index

S&P SmallCap Utilities & Communication Services ETF	S&P SmallCap 600® Capped Utilities & Communication Services Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A. Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean

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between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a

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methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest,

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acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the period September 14, 2021 through August 31, 2022, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for

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securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

DWA SmallCap Momentum ETF	$17,272

S&P SmallCap Consumer Discretionary ETF	559

S&P SmallCap Consumer Staples ETF	1,625

S&P SmallCap Energy ETF	1,769

S&P SmallCap Financials ETF	385

S&P SmallCap Health Care ETF	4,792

S&P SmallCap Industrials ETF	497

S&P SmallCap Information Technology ETF	5,197

S&P SmallCap Materials ETF	140

S&P SmallCap Utilities & Communication Services ETF	208

J.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

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Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because S&P SmallCap Consumer Staples ETF, S&P SmallCap Energy ETF, S&P SmallCap Materials ETF and S&P SmallCap Utilities & Communication Services ETF are non-diversified, and to the extent DWA SmallCap Momentum ETF becomes non-diversified, and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Small-Capitalization Company Risk. Investing in securities of small-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

DWA SmallCap Momentum ETF	0.60%

S&P SmallCap Consumer Discretionary ETF	0.29%

S&P SmallCap Consumer Staples ETF	0.29%

S&P SmallCap Energy ETF	0.29%

S&P SmallCap Financials ETF	0.29%

S&P SmallCap Health Care ETF	0.29%

S&P SmallCap Industrials ETF	0.29%

S&P SmallCap Information Technology ETF	0.29%

S&P SmallCap Materials ETF	0.29%

S&P SmallCap Utilities & Communication Services ETF	0.29%

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Through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2022, the Adviser waived fees for each Fund in the following amounts:

DWA SmallCap Momentum ETF	$55

S&P SmallCap Consumer Discretionary ETF	7

S&P SmallCap Consumer Staples ETF	6

S&P SmallCap Energy ETF	172

S&P SmallCap Financials ETF	12

S&P SmallCap Health Care ETF	50

S&P SmallCap Industrials ETF	28

S&P SmallCap Information Technology ETF	72

S&P SmallCap Materials ETF	6

S&P SmallCap Utilities & Communication Services ETF	5

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

DWA SmallCap Momentum ETF	Dorsey, Wright & Associates, LLC

S&P SmallCap Consumer Discretionary ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Consumer Staples ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Energy ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Financials ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Health Care ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Industrials ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Information Technology ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Materials ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Utilities & Communication Services ETF	S&P Dow Jones Indices, LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2022, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

DWA SmallCap Momentum ETF	$120,243

S&P SmallCap Consumer Discretionary ETF	2,467

S&P SmallCap Consumer Staples ETF	1,693

S&P SmallCap Energy ETF	61,332

S&P SmallCap Financials ETF	3,099

S&P SmallCap Health Care ETF	31,513

S&P SmallCap Industrials ETF	2,584

S&P SmallCap Information Technology ETF	13,040

S&P SmallCap Materials ETF	1,040

S&P SmallCap Utilities & Communication Services ETF	3,577

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

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NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Invesco ETF from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s current price, as provided for in these procedures.

For the fiscal year ended August 31, 2022, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

S&P SmallCap Consumer Discretionary ETF	$1,028,511	$ -	$ -

S&P SmallCap Energy ETF	-	4,045,260	316,544
S&P SmallCap Financials ETF	-	180,582	(26,749)

S&P SmallCap Health Care ETF	3,654,238	-	-
S&P SmallCap Information Technology ETF	2,801,648	-	-

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022.The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

DWA SmallCap Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$389,733,831	$-	$-	$389,733,831

Money Market Funds	202,856	94,059,093	-	94,261,949

Total Investments	$389,936,687	$94,059,093	$-	$483,995,780

S&P SmallCap Consumer Discretionary ETF
Investments in Securities
Common Stocks & Other Equity Interests	$25,044,341	$-	$-	$25,044,341

Money Market Funds	18,475	8,322,419	-	8,340,894

Total Investments	$25,062,816	$8,322,419	$-	$33,385,235

S&P SmallCap Consumer Staples ETF
Investments in Securities
Common Stocks & Other Equity Interests	$61,397,973	$-	$-	$61,397,973

Money Market Funds	48,841	14,832,470	-	14,881,311

Total Investments	$61,446,814	$14,832,470	$-	$76,279,284

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	Level 1	Level 2	Level 3	Total

S&P SmallCap Energy ETF

Investments in Securities
Common Stocks & Other Equity Interests	$136,841,428	$-	$-	$136,841,428

Money Market Funds	-	44,505,436	-	44,505,436

Total Investments	$136,841,428	$44,505,436	$-	$181,346,864

S&P SmallCap Financials ETF

Investments in Securities
Common Stocks & Other Equity Interests	$37,727,781	$-	$-	$37,727,781

Money Market Funds	19,361	8,666,504	-	8,685,865

Total Investments	$37,747,142	$8,666,504	$-	$46,413,646

S&P SmallCap Health Care ETF

Investments in Securities
Common Stocks & Other Equity Interests	$336,480,591	$-	$-	$336,480,591

Money Market Funds	1,214	101,589,590	-	101,590,804

Total Investments	$336,481,805	$101,589,590	$-	$438,071,395

S&P SmallCap Industrials ETF

Investments in Securities
Common Stocks & Other Equity Interests	$68,543,318	$-	$-	$68,543,318

Money Market Funds	19,939	13,530,463	-	13,550,402

Total Investments	$68,563,257	$13,530,463	$-	$82,093,720

S&P SmallCap Information Technology ETF

Investments in Securities
Common Stocks & Other Equity Interests	$383,203,339	$-	$-	$383,203,339

Money Market Funds	3,971,318	88,134,294	-	92,105,612

Total Investments	$387,174,657	$88,134,294	$-	$475,308,951

S&P SmallCap Materials ETF

Investments in Securities
Common Stocks & Other Equity Interests	$18,916,277	$-	$-	$18,916,277

Money Market Funds	-	2,937,837	-	2,937,837

Total Investments	$18,916,277	$2,937,837	$-	$21,854,114

S&P SmallCap Utilities & Communication Services ETF

Investments in Securities
Common Stocks & Other Equity Interests	$22,621,779	$-	$-	$22,621,779

Money Market Funds	-	3,437,143	-	3,437,143

Total Investments	$22,621,779	$3,437,143	$-	$26,058,922

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022	2021
	Ordinary	Ordinary
	Income*	Income*
DWA SmallCap Momentum ETF	$1,517,201	$441,684

S&P SmallCap Consumer Discretionary ETF	447,217	233,371

S&P SmallCap Consumer Staples ETF	553,632	734,686

S&P SmallCap Energy ETF	1,206,030	240,859

S&P SmallCap Financials ETF	1,022,746	876,466

S&P SmallCap Health Care ETF	-	-

S&P SmallCap Industrials ETF	699,479	509,144

S&P SmallCap Information Technology ETF	-	177,198

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	2022	2021
	Ordinary	Ordinary
	Income*	Income*
S&P SmallCap Materials ETF	$157,069	$193,769

S&P SmallCap Utilities & Communication Services ETF	801,868	269,592

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-end:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
DWA SmallCap Momentum ETF	$1,197,614	$24,441,275	$(440,148,529)	$-	$804,589,746	$390,080,106

S&P SmallCap Consumer Discretionary ETF	59,799	(11,823,064)	(12,596,894)	-	49,430,734	25,070,575

S&P SmallCap Consumer Staples ETF	115,238	(2,366,668)	(10,992,057)	-	74,690,989	61,447,502

S&P SmallCap Energy ETF	470,841	(3,842,399)	(62,464,522)	-	204,028,818	138,192,738

S&P SmallCap Financials ETF	34,094	(5,535,454)	(4,660,141)	-	47,936,741	37,775,240

S&P SmallCap Health Care ETF	-	(40,640,404)	(100,483,129)	(365,531)	477,989,890	336,500,826

S&P SmallCap Industrials ETF	180,601	(11,147,766)	(2,936,423)	-	82,511,059	68,607,471

S&P SmallCap Information Technology ETF	-	11,685,881	(3,089,999)	(4,157)	374,612,541	383,204,266

S&P SmallCap Materials ETF	48,763	(1,406,071)	(3,487,141)	-	23,770,998	18,926,549

S&P SmallCap Utilities & Communication Services ETF	70,893	(2,030,010)	(8,691,467)	-	33,303,469	22,652,885

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of August 31, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total*
DWA SmallCap Momentum ETF	$440,102,569	$45,960	$440,148,529

S&P SmallCap Consumer Discretionary ETF	2,159,956	10,436,938	12,596,894

S&P SmallCap Consumer Staples ETF	4,237,213	6,754,844	10,992,057

S&P SmallCap Energy ETF	10,833,106	51,631,416	62,464,522

S&P SmallCap Financials ETF	447,162	4,212,979	4,660,141

S&P SmallCap Health Care ETF	24,423,292	76,059,837	100,483,129

S&P SmallCap Industrials ETF	14,359	2,922,064	2,936,423

S&P SmallCap Information Technology ETF	834,231	2,255,768	3,089,999

S&P SmallCap Materials ETF	-	3,487,141	3,487,141

S&P SmallCap Utilities & Communication Services ETF	2,477,348	6,214,119	8,691,467

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended August 31, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
DWA SmallCap Momentum ETF	$784,036,761	$781,938,851

S&P SmallCap Consumer Discretionary ETF	10,535,537	10,174,840

S&P SmallCap Consumer Staples ETF	10,334,877	9,598,105

S&P SmallCap Energy ETF	80,741,992	80,865,907

S&P SmallCap Financials ETF	8,737,548	8,494,883

S&P SmallCap Health Care ETF	130,318,436	131,153,297

S&P SmallCap Industrials ETF	14,458,798	14,559,939

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	Purchases	Sales
S&P SmallCap Information Technology ETF	$80,275,632	$79,227,857

S&P SmallCap Materials ETF	4,647,281	4,623,717

S&P SmallCap Utilities & Communication Services ETF	10,577,681	10,364,199

For the fiscal year ended August 31, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales
DWA SmallCap Momentum ETF	$461,873,083	$456,851,140

S&P SmallCap Consumer Discretionary ETF	7,511,613	35,113,111

S&P SmallCap Consumer Staples ETF	35,394,108	21,054,768

S&P SmallCap Energy ETF	124,153,265	138,759,841

S&P SmallCap Financials ETF	3,593,784	9,570,041

S&P SmallCap Health Care ETF	7,435,500	64,103,617

S&P SmallCap Industrials ETF	15,459,763	61,846,975

S&P SmallCap Information Technology ETF	84,996,821	96,194,246

S&P SmallCap Materials ETF	1,347,686	9,217,573

S&P SmallCap Utilities & Communication Services ETF	6,685,373	6,821,164

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of August 31, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost
DWA SmallCap Momentum ETF	$44,163,917	$(19,722,642)	$24,441,275	$459,554,505

S&P SmallCap Consumer Discretionary ETF	368,263	(12,191,327)	(11,823,064)	45,208,299

S&P SmallCap Consumer Staples ETF	3,471,589	(5,838,257)	(2,366,668)	78,645,952

S&P SmallCap Energy ETF	14,062,410	(17,904,809)	(3,842,399)	185,189,263

S&P SmallCap Financials ETF	2,588,175	(8,123,629)	(5,535,454)	51,949,100

S&P SmallCap Health Care ETF	64,187,069	(104,827,473)	(40,640,404)	478,711,799

S&P SmallCap Industrials ETF	3,067,337	(14,215,103)	(11,147,766)	93,241,486

S&P SmallCap Information Technology ETF	67,814,097	(56,128,216)	11,685,881	463,623,070

S&P SmallCap Materials ETF	1,988,310	(3,394,381)	(1,406,071)	23,260,185

S&P SmallCap Utilities & Communication Services ETF	1,953,952	(3,983,962)	(2,030,010)	28,088,932

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, real estate investment trust distributions and net operating loss, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2022, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA SmallCap Momentum ETF	$ 13,661	$(74,943,263)	$74,929,602

S&P SmallCap Consumer Discretionary ETF	2,921	2,567,789	(2,570,710)

S&P SmallCap Consumer Staples ETF	-	(3,540,217)	3,540,217

S&P SmallCap Energy ETF	971	(26,156,364)	26,155,393

S&P SmallCap Financials ETF	(11,375)	(1,342,550)	1,353,925

S&P SmallCap Health Care ETF	803,643	(5,366,808)	4,563,165

S&P SmallCap Industrials ETF	-	(11,685,505)	11,685,505

S&P SmallCap Information Technology ETF	79,115	(36,961,701)	36,882,586

S&P SmallCap Materials ETF	-	(1,070,537)	1,070,537

S&P SmallCap Utilities & Communication Services ETF	-	(1,347,523)	1,347,523

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NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

73

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco DWA SmallCap Momentum ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF and Invesco S&P SmallCap Utilities & Communication Services ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco DWA SmallCap Momentum ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF and Invesco S&P SmallCap Utilities & Communication Services ETF (ten of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 27, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

74

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco DWA SmallCap Momentum ETF (DWAS)
Actual	$1,000.00	$926.50	0.60%	$2.91
Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	3.06
Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)
Actual	1,000.00	819.90	0.31	1.42
Hypothetical (5% return before expenses)	1,000.00	1,023.64	0.31	1.58
Invesco S&P SmallCap Consumer Staples ETF (PSCC)
Actual	1,000.00	1,003.70	0.29	1.46
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Energy ETF (PSCE)
Actual	1,000.00	1,137.10	0.29	1.56
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Financials ETF (PSCF)
Actual	1,000.00	865.20	0.29	1.36
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

75

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P SmallCap Health Care ETF (PSCH)
Actual	$1,000.00	$879.40	0.29%	$1.37
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Industrials ETF (PSCI)
Actual	1,000.00	951.10	0.29	1.43
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Information Technology ETF (PSCT)
Actual	1,000.00	900.10	0.29	1.39
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Materials ETF (PSCM)
Actual	1,000.00	956.90	0.29	1.43
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)
Actual	1,000.00	907.70	0.29	1.39
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*
Invesco DWA SmallCap Momentum ETF	0%	100%	100%	0%	0%

Invesco S&P SmallCap Consumer Discretionary ETF	0%	100%	100%	0%	0%

Invesco S&P SmallCap Consumer Staples ETF	0%	90%	91%	0%	0%

Invesco S&P SmallCap Energy ETF	0%	96%	98%	0%	0%

Invesco S&P SmallCap Financials ETF	34%	66%	64%	0%	0%

Invesco S&P SmallCap Health Care ETF	0%	0%	0%	0%	0%

Invesco S&P SmallCap Industrials ETF	0%	100%	100%	0%	0%

Invesco S&P SmallCap Information Technology ETF	0%	0%	0%	0%	0%

Invesco S&P SmallCap Materials ETF	0%	100%	100%	0%	0%

Invesco S&P SmallCap Utilities & Communication Services ETF	0%	100%	100%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

77

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	230	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	230	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

78

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	230	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

79

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	230	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	230	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	230	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

81

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	230	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

82

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	230	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	230	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

83

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years

Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	230	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

84

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020

Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

* This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

* This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

* This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

87

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 74 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF	Invesco Russell 1000 Low Beta Equal Weight ETF
Invesco California AMT-Free Municipal Bond ETF	Invesco S&P 500® Enhanced Value ETF
Invesco CEF Income Composite ETF	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF
Invesco China Technology ETF	Invesco S&P 500® High Beta ETF
Invesco DWA Developed Markets Momentum ETF	Invesco S&P 500® High Dividend Low Volatility ETF
Invesco DWA Emerging Markets Momentum ETF	Invesco S&P 500® Low Volatility ETF
Invesco DWA SmallCap Momentum ETF	Invesco S&P 500 Minimum Variance ETF
Invesco Emerging Markets Sovereign Debt ETF	Invesco S&P 500® Momentum ETF
Invesco FTSE International Low Beta Equal Weight ETF	Invesco S&P 500 Revenue ETF
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	Invesco S&P Emerging Markets Low Volatility ETF
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	Invesco S&P Emerging Markets Momentum ETF
Invesco FTSE RAFI Emerging Markets ETF	Invesco S&P International Developed High Dividend Low
Invesco Fundamental High Yield® Corporate Bond ETF	Volatility ETF
Invesco Fundamental Investment Grade Corporate Bond ETF	Invesco S&P International Developed Low Volatility ETF
Invesco Global Clean Energy ETF	Invesco S&P International Developed Momentum ETF
Invesco Global Short Term High Yield Bond ETF	Invesco S&P International Developed Quality ETF
Invesco Global Water ETF	Invesco S&P MidCap 400 Revenue ETF
Invesco International BuyBack Achievers™ ETF	Invesco S&P MidCap Low Volatility ETF
Invesco International Corporate Bond ETF	Invesco S&P SmallCap 600 Revenue ETF
Invesco KBW Bank ETF	Invesco S&P SmallCap Consumer Discretionary ETF
Invesco KBW High Dividend Yield Financial ETF	Invesco S&P SmallCap Consumer Staples ETF
Invesco KBW Premium Yield Equity REIT ETF	Invesco S&P SmallCap Energy ETF
Invesco KBW Property & Casualty Insurance ETF	Invesco S&P SmallCap Financials ETF
Invesco KBW Regional Banking ETF	Invesco S&P SmallCap Health Care ETF
Invesco MSCI Green Building ETF	Invesco S&P SmallCap High Dividend Low Volatility ETF
Invesco NASDAQ 100 ETF	Invesco S&P SmallCap Industrials ETF
Invesco NASDAQ Next Gen 100 ETF	Invesco S&P SmallCap Information Technology ETF
Invesco National AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Low Volatility ETF
Invesco New York AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Materials ETF
Invesco Preferred ETF	Invesco S&P SmallCap Quality ETF
Invesco PureBetaSM 0-5 Yr US TIPS ETF	Invesco S&P SmallCap Utilities & Communication Services ETF
Invesco PureBetaSM FTSE Developed ex-North America ETF	Invesco S&P Ultra Dividend Revenue ETF
Invesco PureBetaSM FTSE Emerging Markets ETF	Invesco Senior Loan ETF
Invesco PureBetaSM MSCI USA ETF	Invesco Taxable Municipal Bond ETF
Invesco PureBetaSM MSCI USA Small Cap ETF	Invesco Treasury Collateral ETF
Invesco PureBetaSM US Aggregate Bond ETF	Invesco Variable Rate Preferred ETF
Invesco Russell 1000 Enhanced Equal Weight ETF	Invesco VRDO Tax-Free ETF
Invesco Russell 1000 Equal Weight ETF

Also at the April 6, 2022 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other

88

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year and since-inception periods for Invesco VRDO Tax-Free ETF and the one-year period for Invesco Treasury Collateral ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco VRDO Tax-Free ETF’s and Invesco Treasury Collateral ETF’s level of correlation to their respective underlying indexes. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with any draws on its line of credit), acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

●	0.04% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA ETF;

●	0.05% of the Fund’s average daily net assets for Invesco PureBetaSM US Aggregate Bond ETF;

●	0.06% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA Small Cap ETF;

●	0.07% of the Fund’s average daily net assets for Invesco PureBetaSM 0-5 Yr US TIPS ETF and Invesco PureBetaSM FTSE Developed ex-North America ETF;

●	0.08% of the Fund’s average daily net assets for Invesco Treasury Collateral ETF;

●	0.10% of the Fund’s average daily net assets for Invesco S&P 500 Minimum Variance ETF;

●	0.13% of the Fund’s average daily net assets for Invesco S&P 500 Enhanced Value ETF and Invesco S&P 500 Momentum ETF;

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Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

●	0.14% of the Fund’s average daily net assets for Invesco PureBetaSM FTSE Emerging Markets ETF;

●	0.15% of the Fund’s average daily net assets for Invesco NASDAQ 100 ETF and Invesco NASDAQ Next Gen 100 ETF;

●	0.20% of the Fund’s average daily net assets for Invesco Russell 1000 Equal Weight ETF;

●	0.22% of the Fund’s average daily net assets for Invesco Fundamental Investment Grade Corporate Bond ETF;

●

0.25% of the Fund’s average daily net assets for Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF and Invesco VRDO Tax-Free ETF;

●

0.28% of the Fund’s average daily net assets for Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco Taxable Municipal Bond ETF;

●

0.29% of the Fund’s average daily net assets for Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF and Invesco S&P SmallCap Utilities & Communication Services ETF;

●

0.30% of the Fund’s average daily net assets for Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF and Invesco S&P International Developed High Dividend Low Volatility ETF;

●

0.35% of the Fund’s average daily net assets for Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF and Invesco Russell 1000 Low Beta Equal Weight ETF;

●

0.39% of the Fund’s average daily net assets for Invesco MSCI Green Building ETF, Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF and Invesco S&P Ultra Dividend Revenue ETF;

●	0.45% of the Fund’s daily net assets for Invesco FTSE International Low Beta Equal Weight ETF and Invesco FTSE RAFI Developed Markets ex-U.S. ETF;

●	0.49% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF and Invesco FTSE RAFI Emerging Markets ETF;

●

0.50% of the Fund’s daily net assets for Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF and Invesco Variable Rate Preferred ETF;

●	0.55% of the Fund’s daily net assets for Invesco International BuyBack AchieversTM ETF;

●	0.60% of the Fund’s daily net assets for Invesco DWA SmallCap Momentum ETF;

●	0.65% of the Fund’s daily net assets for Invesco Senior Loan ETF;

●	0.70% of the Fund’s daily net assets for Invesco China Technology ETF;

●	0.75% of the Fund’s daily net assets for Invesco Global Clean Energy ETF and Invesco Global Water ETF;

●	0.80% of the Fund’s daily net assets for Invesco DWA Developed Markets Momentum ETF; and

●	0.90% of the Fund’s daily net assets for Invesco DWA Emerging Markets Momentum ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their

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Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco 1-30 Laddered Treasury ETF			X

Invesco California AMT-Free Municipal Bond ETF		N/A	X

Invesco CEF Income Composite ETF	X	N/A	X

Invesco China Technology ETF		N/A	X

Invesco DWA Developed Markets Momentum ETF			X

Invesco DWA Emerging Markets Momentum ETF			X

Invesco DWA SmallCap Momentum ETF			X

Invesco Emerging Markets Sovereign Debt ETF			X

Invesco FTSE International Low Beta Equal Weight ETF	X	X	X

Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF		X	X

Invesco FTSE RAFI Emerging Markets ETF	X		X

Invesco Fundamental High Yield® Corporate Bond ETF		X	X

Invesco Fundamental Investment Grade Corporate Bond ETF			X

Invesco Global Clean Energy ETF		X	X

Invesco Global Short Term High Yield Bond ETF	X	N/A	X

Invesco Global Water ETF		X	X

Invesco International BuyBack AchieversTM ETF			X

Invesco International Corporate Bond ETF			X

Invesco KBW Bank ETF	X		X

Invesco KBW High Dividend Yield Financial ETF	X		X

Invesco KBW Premium Yield Equity REIT ETF	X		X

Invesco KBW Property & Casualty Insurance ETF	X		X

Invesco KBW Regional Banking ETF	X		X

Invesco MSCI Green Building ETF		X	X

Invesco NASDAQ 100 ETF	X		X

Invesco NASDAQ Next Gen 100 ETF	X		X

Invesco National AMT-Free Municipal Bond ETF			X

Invesco New York AMT-Free Municipal Bond ETF		N/A	X

Invesco Preferred ETF		N/A	X

Invesco PureBetaSM 0-5 Yr US TIPS ETF	X		X

Invesco PureBetaSM FTSE Developed ex-North America ETF	X	X	X

Invesco PureBetaSM FTSE Emerging Markets ETF	X	X	X

Invesco PureBetaSM MSCI USA ETF	X	X	X

Invesco PureBetaSM MSCI USA Small Cap ETF	X	X	X

Invesco PureBetaSM US Aggregate Bond ETF	X	X	X

Invesco Russell 1000 Enhanced Equal Weight ETF			X

Invesco Russell 1000 Equal Weight ETF	X		X

Invesco Russell 1000 Low Beta Equal Weight ETF			X

Invesco S&P 500 Enhanced Value ETF	X	X	X

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X		X

Invesco S&P 500® High Beta ETF	X		X

Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X

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Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco S&P 500® Low Volatility ETF	X		X

Invesco S&P 500 Minimum Variance ETF	X	X	X

Invesco S&P 500 Momentum ETF	X	X	X

Invesco S&P 500 Revenue ETF			X

Invesco S&P Emerging Markets Low Volatility ETF	X		X

Invesco S&P Emerging Markets Momentum ETF	X		X

Invesco S&P International Developed High Dividend Low Volatility ETF	X	X	X

Invesco S&P International Developed Low Volatility ETF	X		X

Invesco S&P International Developed Momentum ETF	X	N/A	X

Invesco S&P International Developed Quality ETF	X	N/A	X

Invesco S&P MidCap 400 Revenue ETF			X

Invesco S&P MidCap Low Volatility ETF	X	X	X

Invesco S&P SmallCap 600 Revenue ETF		X	X

Invesco S&P SmallCap Consumer Discretionary ETF	X		X

Invesco S&P SmallCap Consumer Staples ETF	X		X

Invesco S&P SmallCap Energy ETF	X		X

Invesco S&P SmallCap Financials ETF	X		X

Invesco S&P SmallCap Health Care ETF	X		X

Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X

Invesco S&P SmallCap Industrials ETF	X		X

Invesco S&P SmallCap Information Technology ETF	X		X

Invesco S&P SmallCap Low Volatility ETF	X	X	X

Invesco S&P SmallCap Materials ETF	X		X

Invesco S&P SmallCap Quality ETF	X	X	X

Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X

Invesco S&P Ultra Dividend Revenue ETF		X	X

Invesco Senior Loan ETF	X	N/A	X

Invesco Taxable Municipal Bond ETF		N/A	X

Invesco Treasury Collateral ETF	X		X

Invesco Variable Rate Preferred ETF		X	X

Invesco VRDO Tax-Free ETF		N/A	X

*

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA Developed Markets Momentum ETF, Invesco Global Clean Energy ETF, Invesco International Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco VRDO Tax-Free ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

92

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Funds’ direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 6, 2022. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement. The Board reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

93

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 15 and April 6, 2022 Board meetings, and Invesco Advisers, Inc., in connection with the April 6, 2022 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rates for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF were reasonable in relation to the asset size of the Funds and concluded that the flat sub-advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Fund in an amount equal to the fees received by Invesco Advisers, Inc. on the Fund’s excess cash invested in the money market funds. The Trustees also noted the fees received by Invesco Advisers, Inc. in its capacity as the direct securities lending agent for the Invesco ETFs. The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, and that the Sub-Advisers generally do not use or generate soft-dollars with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

94

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-SCS-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders
August 31, 2022
IBBQ	Invesco Nasdaq Biotechnology ETF

SOXQ	Invesco PHLX Semiconductor ETF

TAN	Invesco Solar ETF

2

The Market Environment

Domestic Equity

The fiscal year began with increasing volatility and the US stock market saw a selloff through most of September due to increasing concerns of inflation resulting from a spike in oil prices and supply chain shortages causing rising costs. Despite the Consumer Price Index (CPI) increasing monthly from June through September 2021,1 the US Federal Reserve (the Fed) declined to raise interest rates at its September 2021 Federal Open Market Committee meeting.

Equity markets saw continued volatility in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose to nearly $85 per barrel in October,2 causing higher gas prices for consumers, and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.1 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.2 The CPI rose by another 7.9% for the 12 months ended February 2022 reaching a 40 year high.1 To combat inflation, the Fed raised the federal funds rate by a one-quarter percentage point in March.

As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix, reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued for much of the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 8.6% for the 12 months ended May 2022 reaching a 40 year high.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at Jackson Hole, Wyoming, an economic policy symposium, sparked a sharp selloff at month end. Due to declining energy prices, the CPI rose by 8.5% for the 12 months ending July,1 down slightly from June, but still at multi-decade highs and far above the Fed’s 2% annual inflation target. As a result, the Fed indicated that it would continue taking aggressive action to curb inflation, though such measures could “bring pain to households and businesses.” The remarks deflated investor optimism that the Fed would pause rate hikes in the second half of 2022 and increased the likelihood of a US recession. In this environment, US stocks had negative double-digit returns of (11.23)% for the fiscal year ended August 31, 2022, measured by the S&P 500 Index.4

[1]	Source: US Bureau of Labor Statistics
[2]	Source: Bloomberg LP
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

Global Equity

At the beginning of the fiscal year ended August 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

Global equity markets declined in the first quarter 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

In the second quarter of 2022, global equity markets continued their decline as record inflation, rising interest rates and recession fears led to generally weaker consumer sentiment around the globe. In Europe, reduction of gas supplies from Russia due to the war in Ukraine drove prices higher and led to mounting fears of gas shortages and rationing. Emerging market equities also declined, but China was an outlier and posted a positive return for the quarter due to the easing of COVID-19 lockdowns.

After a rebound in July 2022, global equity markets declined again at the end of the fiscal year, as global economic uncertainty continued with central banks trying to bring inflation under control. At the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

3

IBBQ	Management’s Discussion of Fund Performance
Invesco Nasdaq Biotechnology ETF (IBBQ)

As an index fund, the Invesco Nasdaq Biotechnology ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq Biotechnology Index® (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles the Index, which is a modified market capitalization weighted index that is designed to measure the performance of securities listed on the Nasdaq Stock Market that are classified as either biotechnology or pharmaceutical companies. Eligible securities must (1) be classified under the biotechnology subsector or pharmaceuticals subsector of the Industry Classification Benchmark, (2) have a minimum market capitalization of $200 million at the time of the Index’s annual rebalancing, and (3) have a minimum average daily trading volume of 100,000 shares. The Index may include securities of large-, mid- and small-capitalization companies. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (27.06)%. On a net asset value (“NAV”) basis, the Fund returned (27.24)%. During the same time period, the Index returned (27.16)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Biotechnology Index (the “Benchmark Index”) returned (8.93)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 33 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the biotech industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the pharmaceuticals and life sciences tools and services sub-industries and most underweight in the biotechnology sub-industry during the fiscal year ended August 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection in the biotechnology sub-industry.

For the fiscal year ended August 31, 2022, there were no sub-industries contributed positively to the Fund’s return. The biotechnology sub-industry detracted most significantly from the Fund’s return during the period, followed by the life sciences tools & services and pharmaceuticals sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Vertex Pharmaceuticals Inc., a biotechnology company (portfolio average weight of 5.74%) and Amgen Inc., a biotechnology company (portfolio average weight of 7.21%). Positions that detracted most significantly from the Fund’s return during the period included Moderna, Inc., a biotechnology company (portfolio average weight of 6.43%) and Illumina, Inc., a life sciences tools and services company (portfolio average weight of 4.41%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Biotechnology	79.74
Pharmaceuticals	12.93
Life Sciences Tools & Services	5.67
Industry Types Each Less Than 3%	1.65
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Gilead Sciences, Inc.	7.54
Vertex Pharmaceuticals, Inc.	7.40
Amgen, Inc.	7.21
Regeneron Pharmaceuticals, Inc.	6.45
Moderna, Inc.	5.41
AstraZeneca PLC, ADR	3.61
Illumina, Inc.	3.24
Biogen, Inc.	2.95
Seagen, Inc.	2.93
Alnylam Pharmaceuticals, Inc.	2.58
Total	49.32

*	Excluding money market fund holdings.

4

Invesco Nasdaq Biotechnology ETF (IBBQ) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Nasdaq Biotechnology Index®	(27.16)%	(19.65)%	(23.41)%
S&P Composite 1500® Biotechnology Index	(8.93)	(3.77)	(4.58)
Fund
NAV Return	(27.24)	(19.71)	(23.49)
Market Price Return	(27.06)	(19.65)	(23.41)

Fund Inception: June 11, 2021

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.19% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. The Fund’s NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

5

SOXQ	Management’s Discussion of Fund Performance
Invesco PHLX Semiconductor ETF (SOXQ)

As an index fund, the Invesco PHLX Semiconductor ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the PHLX Semiconductor Sector Index® (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles the Index, which is a modified market-capitalization weighted index designed to measure the performance of the 30 largest companies listed in the United States that are engaged in the semiconductor business, as determined by the Index Provider. Semiconductors include products such as memory chips, microprocessors, integrated circuits and related equipment that serve a wide variety of purposes in various types of electronics, including in personal household products, automobiles and computers, among others. The Index includes companies engaged in the design, distribution, manufacture and sale of semiconductors. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (20.76)%. On a net asset value (“NAV”) basis, the Fund returned (20.70)%. During the same time period, the Index returned (20.58)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Semiconductor Index (the “Benchmark Index”) returned (20.95)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 49 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the semiconductor industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electronic equipment, instruments & components industry and most underweight in the semiconductors & semiconductor equipment industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the semiconductors & semiconductor equipment industry.

For the fiscal year ended August 31, 2022, the semiconductors & semiconductor equipment industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included ON Semiconductor Corp., a semiconductors & semiconductor equipment company (portfolio average weight of 2.34%) and Wolfspeed, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 1.05%). Positions that detracted most significantly from the Fund’s return during the period included Intel Corp., a semiconductors & semiconductor equipment company (portfolio average weight of 7.95%) and NVIDIA Corp., a semiconductors & semiconductor equipment company (portfolio average weight of 7.89%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Semiconductors & Semiconductor Equipment	98.20
Industry Types Each Less Than 3%	1.72
Other Assets Less Liabilities	0.08

Top Ten Fund Holdings * (% of the Fund’s Net Assets) as of August 31, 2022
Security
Texas Instruments, Inc.	8.64
Broadcom, Inc.	7.96
Advanced Micro Devices, Inc.	7.71
NVIDIA Corp.	7.48
Intel Corp.	6.65
KLA Corp.	4.36
QUALCOMM, Inc.	4.27
Analog Devices, Inc.	4.16
Microchip Technology, Inc.	4.15
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4.04
Total	59.42

*	Excluding money market fund holdings.

6

Invesco PHLX Semiconductor ETF (SOXQ) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
PHLX Semiconductor Sector Index®	(20.58)%	(12.68)%	(15.24)%
S&P Composite 1500® Semiconductor Index	(20.95)	(10.39)	(12.52)
Fund
NAV Return	(20.70)	(12.79)	(15.37)
Market Price Return	(20.76)	(12.60)	(15.14)

Fund Inception: June 11, 2021

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.19% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. The Index’s return assumes that dividends and capital gain distributions have been reinvested in the Index. The Fund’s NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

7

TAN	Management’s Discussion of Fund Performance
Invesco Solar ETF (TAN)

As an index fund, the Invesco Solar ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MAC Global Solar Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, MAC Indexing, LLC (the “Index Provider”), has contracted with S&P DJI Netherlands B.V. (a subsidiary of S&P Dow Jones Indices LLC or “S&P DJI”) to calculate and administer the Index, which is a rules-based index that seeks to track the performance of companies in global solar energy businesses. The universe of companies that are eligible for inclusion in the Index is determined by S&P DJI based on factors such as a company’s business description and its most recent reported revenue. The Index includes companies listed on exchanges in specified countries that derive at least one-third of their total revenues from business segments of the solar industry. S&P DJI identifies companies that place a degree of importance on solar business activities. Examples of solar business activities include, but are not limited to: solar power equipment producers, including ancillary or enabling products such as tracking systems, inverters, batteries, or other solar energy storage systems; suppliers of raw materials, components or services to solar producers or developers; companies that produce solar equipment fabrication systems; companies involved in solar power system installation, development, integration, maintenance, or finance; companies that produce hydrogen using solar energy; companies that provide solar-powered charging systems for electric vehicles or other electrical devices; companies selling systems that use solar thermal energy to produce heat or electricity; and companies that sell electricity derived from solar power. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (1.46)%. On a net asset value (“NAV”) basis, the Fund returned (2.11)%. During the same time period, the Index returned (6.28)%. During the fiscal year, the Fund’s performance, on an NAV basis, differed from the return of the Index primarily due to the Fund’s and Index’s removal of GCL Technology Holdings Ltd. (formerly GCL Poly-Energy Holdings Ltd.) (3800 HK), a semiconductors & semiconductor equipment company, for which trading had been halted since March 31, 2021. While the Index removed the security at a price of 0.01HKD, the Fund was able to liquidate its position at a higher value. In October 2021, the security resumed trading. In April 2022, GCL Technology Holdings Ltd. was added back into the Index and the Fund and continues to be a constituent of the Index and the Fund.

During this same time period, the MSCI World Index (the “Benchmark Index”) returned (15.08)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,517 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of equity markets in developed countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that targets solar energy businesses, whereas the Benchmark Index tracks a broad market universe.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductors & semiconductor equipment industry and most underweight in the software industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to stock selection within the semiconductors & semiconductor equipment industry.

For the fiscal year ended August 31, 2022, the semiconductors & semiconductor equipment industry contributed most significantly to the Fund’s return, followed by the chemicals industry. The independent power and renewable electricity producers industry detracted most significantly from the Fund’s return during the period, followed by the electric equipment and building products industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Enphase Energy, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 10.89%), and First Solar, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 6.90%). Positions that detracted most significantly from the Fund’s return during this period included Xinyi Solar Holdings Ltd., a semiconductors & semiconductor equipment company (portfolio average weight of 6.37%), and Sunrun, Inc., an electrical equipment (portfolio average weight of 5.55%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Semiconductors & Semiconductor Equipment	56.84
Independent Power and Renewable Electricity Producers	21.90
Electrical Equipment	14.55
Industry Types Each Less Than 3%	6.70
Money Market Funds Plus Other Assets Less Liabilities	0.01

8

Invesco Solar ETF (TAN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Enphase Energy, Inc.	12.77
First Solar, Inc.	9.80
SolarEdge Technologies, Inc.	8.04
Sunrun, Inc.	5.48
GCL Technology Holdings Ltd.	4.59
Xinyi Solar Holdings Ltd.	4.39
Daqo New Energy Corp., ADR	3.22
Encavis AG	2.85
Array Technologies, Inc.	2.83
Shoals Technologies Group, Inc., Class A	2.81
Total	56.78

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
MAC Global Solar Energy Index (Net)	(6.28)%	39.89%	173.73%	31.03%	286.23%	17.88%	418.19%	(7.02)%	(64.88)%
MSCI World Index (Net)	(15.08)	8.77	28.70	7.85	45.95	9.47	147.05	6.27	139.63
Fund
NAV Return	(2.11)	40.33	176.36	32.04	301.32	20.08	523.12	(5.36)	(54.73)
Market Price Return	(1.46)	40.48	177.24	31.95	299.92	20.09	523.95	(5.36)	(54.73)

9

Invesco Solar ETF (TAN) (continued)

Guggenheim Solar ETF (the “Predecessor Fund”) Inception: April 15, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.66% includes the management fee of 0.50%, 0.15% of other expenses and 0.01% of acquired fund fees and expenses. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

10

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 15, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

11

Invesco Nasdaq Biotechnology ETF (IBBQ)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Biotechnology-79.74%
4D Molecular Therapeutics, Inc.(b)	679	$5,337
89bio, Inc.(b)	827	3,688
Abcam PLC, ADR (United Kingdom)(b)	516	7,699
AC Immune S.A. (Switzerland)	1,722	5,200
Acadia Pharmaceuticals, Inc.(b)	3,394	55,763
Achilles Therapeutics PLC, ADR (United Kingdom)	816	2,375
Acumen Pharmaceuticals, Inc.(b)	848	4,825
Adaptimmune Therapeutics PLC, ADR(b)	2,909	5,760
Adicet Bio, Inc.(b)	837	11,852
ADMA Biologics, Inc.(b)(c)	4,111	11,100
Adverum Biotechnologies, Inc.(b)	2,062	2,392
Aeglea BioTherapeutics, Inc.(b)	1,283	671
Aerovate Therapeutics, Inc.(b)(c)	509	10,093
Affimed N.V. (Germany)(b)	3,121	8,177
Agios Pharmaceuticals, Inc.(b)(c)	1,145	29,197
Akebia Therapeutics, Inc.(b)	3,814	1,389
Akero Therapeutics, Inc.(b)(c)	733	8,613
Akouos, Inc.(b)	723	2,422
Alaunos Therapeutics, Inc.(b)	4,519	11,117
Alector, Inc.(b)(c)	1,736	17,968
Aligos Therapeutics, Inc.(b)	827	1,034
Alkermes PLC(b)	3,432	81,235
Allakos, Inc.(b)	1,145	5,553
Allogene Therapeutics, Inc.(b)(c)	3,022	41,432
Allovir, Inc.(b)	1,941	14,577
Alnylam Pharmaceuticals, Inc.(b)	2,537	524,322
Alpine Immune Sciences, Inc.(b)(c)	635	4,769
Altimmune, Inc.(b)	1,026	22,654
ALX Oncology Holdings, Inc.(b)(c)	853	11,089
Amarin Corp. PLC, ADR (Ireland)(b)	8,265	9,753
Amgen, Inc.	6,104	1,466,791
Amicus Therapeutics, Inc.(b)	5,887	66,111
AnaptysBio, Inc.(b)(c)	592	13,746
Anavex Life Sciences Corp.(b)(c)	1,627	15,603
Annexon, Inc.(b)	1,013	5,956
Apellis Pharmaceuticals, Inc.(b)(c)	2,239	135,482
Applied Molecular Transport, Inc.(b)	805	1,191
Applied Therapeutics, Inc.(b)	988	1,354
Arbutus Biopharma Corp.(b)	3,086	6,851
Arcturus Therapeutics Holdings, Inc.(b)	557	7,820
Arcutis Biotherapeutics, Inc.(b)(c)	1,260	33,957
Argenx SE, ADR (Netherlands)(b)	623	235,413
Arrowhead Pharmaceuticals, Inc.(b)	2,221	88,196
Ascendis Pharma A/S, ADR (Denmark)(b)	1,166	104,439
Atara Biotherapeutics, Inc.(b)(c)	1,928	7,731
Athenex, Inc.(b)	2,344	1,124
Aurinia Pharmaceuticals, Inc. (Canada)(b)	2,969	21,852
Autolus Therapeutics PLC, ADR (United Kingdom)(c)	1,183	3,904
Avidity Biosciences, Inc.(b)(c)	1,040	20,405
Avrobio, Inc.(b)	910	864
Beam Therapeutics, Inc.(b)(c)	1,474	80,480
BeiGene Ltd., ADR (China)(b)(c)	1,031	176,981
BELLUS Health, Inc. (Canada)(b)	2,577	29,378
Bicycle Therapeutics PLC, ADR (United Kingdom)(b)	534	14,124

	Shares	Value
Biotechnology-(continued)
BioAtla, Inc.(b)	754	$6,567
BioCryst Pharmaceuticals, Inc.(b)(c)	3,905	54,279
Biogen, Inc.(b)	3,076	600,989
BioMarin Pharmaceutical, Inc.(b)	3,884	346,453
Biomea Fusion, Inc.(b)	608	6,992
BioNTech SE, ADR (Germany)	1,846	267,005
Black Diamond Therapeutics, Inc.(b)(c)	763	2,434
Bluebird Bio, Inc.(b)(c)	1,499	8,754
Blueprint Medicines Corp.(b)	1,251	91,598
Bolt Biotherapeutics, Inc.(b)	812	1,462
Bridgebio Pharma, Inc.(b)(c)	3,102	32,571
Brooklyn ImmunoTherapeutics, Inc.(b)	1,229	506
C4 Therapeutics, Inc.(b)	1,017	10,251
Cabaletta Bio, Inc.(b)	603	576
Candel Therapeutics, Inc.(b)	596	2,068
Caribou Biosciences, Inc.(b)	1,272	12,555
Cellectis S.A., ADR (France)(b)	387	1,281
Centessa Pharmaceuticals PLC, ADR(b)	1,024	4,454
Century Therapeutics, Inc.(b)	1,228	12,919
ChemoCentryx, Inc.(b)	1,492	76,062
Chimerix, Inc.(b)	1,857	4,085
Chinook Therapeutics, Inc.(b)	1,293	26,894
Clovis Oncology, Inc.(b)	3,006	3,367
Codiak Biosciences, Inc.	498	1,071
Cogent Biosciences, Inc.(b)	1,334	21,998
Coherus Biosciences, Inc.(b)(c)	1,629	18,212
Compass Pathways PLC, ADR (United Kingdom)(b)(c)	489	7,990
Connect Biopharma Holdings Ltd., ADR (China)	985	1,379
Corvus Pharmaceuticals, Inc.(b)	978	937
Crinetics Pharmaceuticals, Inc.(b)(c)	1,115	21,051
CRISPR Therapeutics AG (Switzerland)(b)(c)	1,631	106,162
Cullinan Oncology, Inc.(b)	936	12,617
CureVac N.V. (Germany)(b)(c)	3,936	38,730
Curis, Inc.(b)	1,921	1,863
Cyteir Therapeutics, Inc.(b)	742	1,603
Cytokinetics, Inc.(b)(c)	1,797	95,169
CytomX Therapeutics, Inc.(b)	1,369	2,053
Day One Biopharmaceuticals, Inc.(b)(c)	1,513	35,540
Decibel Therapeutics, Inc.(b)	522	2,579
Deciphera Pharmaceuticals, Inc.(b)(c)	1,388	22,527
Denali Therapeutics, Inc.(b)	2,580	71,389
Design Therapeutics, Inc.(b)(c)	1,169	23,684
Dyne Therapeutics, Inc.(b)	1,085	10,633
Eagle Pharmaceuticals, Inc.(b)	265	8,684
Editas Medicine, Inc.(b)(c)	1,432	21,050
Eiger BioPharmaceuticals, Inc.(b)	895	7,393
Enanta Pharmaceuticals, Inc.(b)	435	26,483
Erasca, Inc.(b)(c)	2,554	23,037
Evelo Biosciences, Inc.	2,230	4,884
Exelixis, Inc.(b)	6,740	119,568
Fate Therapeutics, Inc.(b)(c)	2,034	53,169
FibroGen, Inc.(b)	1,959	24,370
Forma Therapeutics Holdings, Inc.(b)	1,005	13,467
Frequency Therapeutics, Inc.(b)	731	1,506
G1 Therapeutics, Inc.(b)(c)	902	13,088
Galapagos N.V., ADR (Belgium)(b)	285	14,267
Gamida Cell Ltd. (Israel)	1,254	3,323

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco Nasdaq Biotechnology ETF (IBBQ)–(continued)

August 31, 2022

	Shares	Value
Biotechnology-(continued)
Generation Bio Co.(b)	1,192	$6,103
Genmab A/S, ADR (Denmark)(b)	888	31,515
Geron Corp.(b)	7,901	20,859
Gilead Sciences, Inc.	24,169	1,534,006
Global Blood Therapeutics, Inc.(b)	1,370	93,023
Gossamer Bio., Inc.(b)(c)	1,962	27,370
Gracell Biotechnologies, Inc., ADR (China)(b)	1,351	3,391
Graphite Bio, Inc.(b)	1,186	3,926
Grifols S.A., ADR (Spain)	2,417	18,780
Gritstone bio, Inc.(b)	1,496	4,922
Halozyme Therapeutics, Inc.(b)	2,893	117,832
Harpoon Therapeutics, Inc.(b)(c)	666	1,106
Homology Medicines, Inc.(b)	1,228	2,874
Horizon Therapeutics PLC(b)	4,825	285,688
Humacyte, Inc.(b)(c)	2,128	7,767
Icosavax, Inc.(b)	830	3,918
Ideaya Biosciences, Inc.(b)	804	7,903
IGM Biosciences, Inc.(b)	575	11,161
I-Mab, ADR (China)(b)	1,084	6,645
Imago Biosciences, Inc.(b)(c)	702	10,200
Immuneering Corp., Class A(b)(c)	556	3,102
Immunic, Inc.(b)	640	2,848
ImmunityBio, Inc.(b)(c)	8,332	33,328
ImmunoGen, Inc.(b)	4,614	26,807
Immunovant, Inc.(b)	2,438	12,556
Impel Pharmaceuticals, Inc.(b)	486	3,801
Incyte Corp.(b)(c)	4,652	327,640
Infinity Pharmaceuticals, Inc.(b)	1,862	2,998
Inhibrx, Inc.(b)(c)	814	14,440
Inovio Pharmaceuticals, Inc.(b)	4,767	10,916
Insmed, Inc.(b)	2,511	61,821
Instil Bio, Inc.(b)	2,702	14,050
Intellia Therapeutics, Inc.(b)	1,595	95,796
Intercept Pharmaceuticals, Inc.(b)(c)	621	10,787
Ionis Pharmaceuticals, Inc.(b)(c)	2,982	126,795
Iovance Biotherapeutics, Inc.(b)(c)	3,293	35,301
Ironwood Pharmaceuticals, Inc.(b)(c)	3,239	34,852
iTeos Therapeutics, Inc.(b)	745	16,524
IVERIC bio, Inc.(b)(c)	2,439	24,000
Janux Therapeutics, Inc.(b)	875	9,467
Jounce Therapeutics, Inc.(b)	1,085	3,971
KalVista Pharmaceuticals, Inc.(b)	512	8,433
Kamada Ltd. (Israel)(b)	936	4,671
Karuna Therapeutics, Inc.(b)	627	159,923
Karyopharm Therapeutics, Inc.(b)(c)	1,659	8,395
Keros Therapeutics, Inc.(b)	500	17,685
Kezar Life Sciences, Inc.(b)(c)	1,427	14,670
Kiniksa Pharmaceuticals Ltd., Class A(b)	715	8,380
Kinnate Biopharma, Inc.(b)	917	13,278
Kodiak Sciences, Inc.(b)(c)	1,092	10,931
Kronos Bio, Inc.(b)(c)	1,191	4,764
Krystal Biotech, Inc.(b)	538	37,719
Kura Oncology, Inc.(b)(c)	1,398	19,376
Kymera Therapeutics, Inc.(b)(c)	1,087	30,729
Larimar Therapeutics, Inc.(b)	343	933
Leap Therapeutics, Inc.(b)(c)	2,153	3,057
Legend Biotech Corp., ADR(b)(c)	1,118	51,976
Lexicon Pharmaceuticals, Inc.(b)	3,815	10,491
Ligand Pharmaceuticals, Inc.(b)	358	33,076
Lyell Immunopharma, Inc.(b)(c)	5,151	34,512

	Shares	Value
Biotechnology-(continued)
MacroGenics, Inc.(b)	1,287	$5,109
Madrigal Pharmaceuticals, Inc.(b)(c)	363	26,180
Magenta Therapeutics, Inc.(b)	1,226	2,158
MannKind Corp.(b)(c)	5,290	19,308
MeiraGTx Holdings PLC(b)	934	7,752
Mereo Biopharma Group PLC, ADR (United Kingdom)	2,441	2,929
Mersana Therapeutics, Inc.(b)	2,034	15,255
Merus N.V. (Netherlands)(b)	915	21,667
Mirati Therapeutics, Inc.(b)	1,167	94,562
Mirum Pharmaceuticals, Inc.(b)(c)	769	19,210
Moderna, Inc.(b)	8,319	1,100,354
Molecular Templates, Inc.(b)	1,182	867
Monte Rosa Therapeutics, Inc.(b)(c)	981	7,770
Morphic Holding, Inc.(b)(c)	803	22,099
Mustang Bio, Inc.(b)	2,165	1,315
Myriad Genetics, Inc.(b)	1,689	37,732
Neoleukin Therapeutics, Inc.(b)	917	945
Neurocrine Biosciences, Inc.(b)	2,007	209,992
NextCure, Inc.(b)	596	2,444
Nkarta, Inc.(b)	1,013	14,577
Novavax, Inc.(b)(c)	1,638	54,120
Nurix Therapeutics, Inc.(b)(c)	940	14,786
Nuvalent, Inc., Class A(b)(c)	901	15,209
ObsEva S.A. (Switzerland)	1,747	314
Olema Pharmaceuticals, Inc.(b)	845	3,338
Omega Therapeutics, Inc	974	4,354
Oncocyte Corp.(b)	2,454	1,939
Oncorus, Inc.(b)	544	707
ORIC Pharmaceuticals, Inc.(b)	824	2,851
Ovid therapeutics, Inc.(b)	1,474	2,963
Oyster Point Pharma, Inc.(b)(c)	562	3,512
Passage Bio, Inc.(b)	1,134	2,291
PMV Pharmaceuticals, Inc.(b)(c)	955	13,294
Poseida Therapeutics, Inc.(b)	1,822	6,031
Praxis Precision Medicines, Inc.(b)	953	2,973
Precigen, Inc.(b)	4,373	9,664
Precision BioSciences, Inc.(b)	2,351	3,785
Prelude Therapeutics, Inc.(b)(c)	1,010	7,272
Prometheus Biosciences, Inc.(b)	818	42,790
ProQR Therapeutics N.V. (Netherlands)(b)	1,496	1,182
Protagonist Therapeutics, Inc.(b)	1,014	8,842
Prothena Corp. PLC (Ireland)(b)(c)	984	27,129
PTC Therapeutics, Inc.(b)	1,502	75,010
Puma Biotechnology, Inc.(b)	941	2,522
Quince Therapeutics, Inc.(b)	748	1,316
Rallybio Corp.(b)	669	7,392
RAPT Therapeutics, Inc.(b)	619	16,533
Recursion Pharmaceuticals, Inc., Class A(b)	3,444	36,196
Regeneron Pharmaceuticals, Inc.(b)	2,259	1,312,615
REGENXBIO, Inc.(b)	905	26,697
Relay Therapeutics, Inc.(b)(c)	2,279	52,349
Repare Therapeutics, Inc. (Canada)(b)	882	10,513
Replimune Group, Inc.(b)	1,024	19,517
REVOLUTION Medicines, Inc.(b)	1,802	37,536
Rhythm Pharmaceuticals, Inc.(b)	1,055	23,843
Rigel Pharmaceuticals, Inc.(b)	3,604	5,118
Rocket Pharmaceuticals, Inc.(b)(c)	1,379	21,250
Rubius Therapeutics, Inc.(b)	1,887	1,321
SAB Biotherapeutics, Inc.(b)	872	610

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco Nasdaq Biotechnology ETF (IBBQ)–(continued)

August 31, 2022

	Shares	Value
Biotechnology-(continued)
Sage Therapeutics, Inc.(b)	1,239	$46,661
Sana Biotechnology, Inc.(b)(c)	3,966	27,008
Sangamo Therapeutics, Inc.(b)(c)	3,073	16,594
Sarepta Therapeutics, Inc.(b)	1,841	201,369
Scholar Rock Holding Corp.(b)	1,088	9,074
Seagen, Inc.(b)	3,862	595,868
Selecta Biosciences, Inc.(b)	3,180	5,978
Sensei Biotherapeutics, Inc.(b)	642	1,226
Sera Prognostics, Inc., Class A(b)	616	1,294
Seres Therapeutics, Inc.(b)	2,592	13,323
Sesen Bio, Inc.(b)	4,170	2,877
Shattuck Labs, Inc.(b)	914	2,970
Silverback Therapeutics, Inc.(b)	735	3,998
Solid Biosciences, Inc.(b)	2,388	1,528
Spectrum Pharmaceuticals, Inc.(b)	3,767	4,257
Spero Therapeutics, Inc	659	532
SpringWorks Therapeutics, Inc.(b)(c)	1,032	28,659
Stoke Therapeutics, Inc.(b)	817	12,304
Summit Therapeutics, Inc.(b)	2,026	2,431
Surface Oncology, Inc.(b)	1,141	1,552
Sutro Biopharma, Inc.(b)	1,093	6,186
Syndax Pharmaceuticals, Inc.(b)	1,180	27,860
Syros Pharmaceuticals, Inc.(b)	1,287	1,030
Talaris Therapeutics, Inc.(b)	871	2,883
Taysha Gene Therapies, Inc.(b)	850	2,686
TCR2 Therapeutics, Inc.(b)	802	2,181
Tenaya Therapeutics, Inc.(b)	868	3,811
Tonix Pharmaceuticals Holding Corp.	881	899
Travere Therapeutics, Inc.(b)	1,334	35,698
Twist Bioscience Corp.(b)(c)	1,184	47,502
Ultragenyx Pharmaceutical, Inc.(b)	1,470	70,104
uniQure N.V. (Netherlands)(b)	980	19,149
United Therapeutics Corp.(b)	951	215,516
UroGen Pharma Ltd.(b)	482	3,591
Vanda Pharmaceuticals, Inc.(b)	1,186	12,548
Vaxcyte, Inc.(b)	1,223	31,994
Veracyte, Inc.(b)(c)	1,498	30,559
Verastem, Inc.(b)	3,902	4,526
Vertex Pharmaceuticals, Inc.(b)	5,347	1,506,571
Verve Therapeutics, Inc.(b)(c)	1,260	48,334
Vir Biotechnology, Inc.(b)	2,785	66,144
Viracta Therapeutics, Inc.(b)	812	3,289
Vor BioPharma, Inc.(b)(c)	796	4,083
Werewolf Therapeutics, Inc.(b)	583	2,950
Xencor, Inc.(b)	1,252	33,040
Xenon Pharmaceuticals, Inc. (Canada)(b)	1,305	50,647
Y-mAbs Therapeutics, Inc.(b)(c)	911	14,649
Zai Lab Ltd., ADR (China)(b)(c)	1,431	66,127
Zentalis Pharmaceuticals, Inc.(b)	1,197	32,092

		16,229,256

Health Care Equipment & Supplies-0.93%
Bioventus, Inc., Class A(b)	1,287	9,408
Novocure Ltd.(b)(c)	2,195	180,275

		189,683

Health Care Providers & Services-0.72%
23andMe Holding Co., Class A(b)(c)	5,367	18,087
Castle Biosciences, Inc.(b)	553	16,037

	Shares	Value
Health Care Providers & Services-(continued)
Guardant Health, Inc.(b)	2,144	$107,329
PetIQ, Inc.(b)	610	5,697

		147,150

Life Sciences Tools & Services-5.67%
AbCellera Biologics, Inc. (Canada)(b)	5,975	63,813
Absci Corp.(b)(c)	1,915	6,454
Adaptive Biotechnologies Corp.(b)	2,981	26,591
Alpha Teknova, Inc.(b)	588	2,652
Codex DNA, Inc.(b)(c)	613	1,177
Codexis, Inc.(b)	1,367	9,583
Compugen Ltd. (Israel)(b)	1,812	2,120
Harvard Bioscience, Inc.(b)	866	2,858
Illumina, Inc.(b)	3,273	659,968
Maravai LifeSciences Holdings, Inc., Class A(b)	2,761	57,622
MaxCyte, Inc.(b)	2,128	11,066
Medpace Holdings, Inc.(b)	703	103,770
NanoString Technologies, Inc.(b)(c)	975	13,221
Nautilus Biotechnology, Inc.(b)(c)	2,602	5,750
Pacific Biosciences of California, Inc.(b)(c)	4,691	27,489
Personalis, Inc.(b)	952	3,151
Quantum-Si, Inc.(b)	2,487	7,759
Rapid Micro Biosystems, Inc., Class A(b)	765	2,547
Seer, Inc.(b)(c)	1,226	12,383
Singular Genomics Systems, Inc.(b)(c)	1,478	3,946
Syneos Health, Inc.(b)	2,150	129,236

		1,153,156

Pharmaceuticals-12.93%
Aclaris Therapeutics, Inc.(b)	1,397	22,226
Aerie Pharmaceuticals, Inc.(b)	1,013	15,296
Amphastar Pharmaceuticals, Inc.(b)	1,025	30,340
Aquestive Therapeutics, Inc.(b)	1,050	1,517
Arvinas, Inc.(b)(c)	1,115	47,209
AstraZeneca PLC, ADR (United Kingdom)	11,787	735,273
ATAI Life Sciences N.V. (Germany)(b)	3,364	15,138
Atea Pharmaceuticals, Inc.(b)(c)	1,745	13,088
Athira Pharma, Inc.(b)	760	2,569
Avadel Pharmaceuticals PLC, ADR(b)	1,230	8,167
Axsome Therapeutics, Inc.(b)	817	52,125
Cara Therapeutics, Inc.(b)	1,117	11,527
Clearside Biomedical, Inc.(b)	1,258	1,723
Collegium Pharmaceutical, Inc.(b)	708	12,447
Cymabay Therapeutics, Inc.(b)	1,770	6,266
Edgewise Therapeutics, Inc.(b)	1,036	10,443
Esperion Therapeutics, Inc.(b)(c)	1,335	9,959
Evolus, Inc.(b)(c)	1,175	11,292
EyePoint Pharmaceuticals, Inc.(b)	709	7,090
Fulcrum Therapeutics, Inc.(b)(c)	1,092	8,081
Harmony Biosciences Holdings, Inc.(b)(c)	1,239	54,405
Harrow Health, Inc.(b)(c)	576	5,178
Hutchmed China Ltd., ADR (China)(b)	1,120	14,403
Ikena Oncology, Inc.(b)	760	3,610
Innoviva, Inc.(b)	1,457	19,174
Intra-Cellular Therapies, Inc.(b)	1,980	99,515
Jazz Pharmaceuticals PLC(b)	1,308	203,028
KemPharm, Inc.(b)(c)	718	3,920
Landos Biopharma, Inc.(b)	843	759
Marinus Pharmaceuticals, Inc.(b)	774	5,387
Nektar Therapeutics(b)(c)	4,226	16,650
NGM Biopharmaceuticals, Inc.(b)	1,656	23,366

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco Nasdaq Biotechnology ETF (IBBQ)–(continued)

August 31, 2022

	Shares	Value
Pharmaceuticals-(continued)
NRX Pharmaceuticals, Inc.(b)	1,398	$909
Ocular Therapeutix, Inc.(b)	1,610	8,179
Omeros Corp.(b)	1,305	5,259
Optinose, Inc.(b)	1,758	6,417
Pacira BioSciences, Inc.(b)	956	50,171
Paratek Pharmaceuticals, Inc.(b)	1,138	2,856
Phathom Pharmaceuticals, Inc.(b)(c)	815	6,960
Phibro Animal Health Corp., Class A	426	6,309
Pliant Therapeutics, Inc.(b)	995	19,184
Provention Bio, Inc.(b)	1,705	7,366
Rain Therapeutics, Inc.(b)	390	2,313
Rani Therapeutics Holdings, Inc., Class A	511	4,548
Reata Pharmaceuticals, Inc., Class A(b)	664	15,876
Redhill Biopharma Ltd., ADR (Israel)(c)	1,076	968
Relmada Therapeutics, Inc.(b)(c)	627	18,271
Revance Therapeutics, Inc.(b)	1,528	30,407
Royalty Pharma PLC, Class A	9,136	381,976
Sanofi, ADR (France)	5,973	245,072
SIGA Technologies, Inc.(c)	1,521	22,937
Supernus Pharmaceuticals, Inc.(b)	1,121	38,372
Terns Pharmaceuticals, Inc.(b)	530	2,067
Theravance Biopharma, Inc.(b)	1,595	14,371
Tricida, Inc.(b)(c)	1,160	14,523
Verrica Pharmaceuticals, Inc.(b)	808	3,167
Viatris, Inc.	25,446	243,009

	Shares	Value
Pharmaceuticals-(continued)
WaVe Life Sciences Ltd.(b)	1,820	$5,405
Xeris Biopharma Holdings, Inc.(b)	2,836	4,736

		2,632,799

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $27,355,090)		20,352,044

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-13.20%
Invesco Private Government Fund, 2.29%(d)(e)(f)	749,198	749,198
Invesco Private Prime Fund, 2.37%(d)(e)(f)	1,937,500	1,937,694

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,686,807)		2,686,892

TOTAL INVESTMENTS IN SECURITIES-113.19% (Cost $30,041,897)		23,038,936
OTHER ASSETS LESS LIABILITIES-(13.19)%		(2,685,226)

NET ASSETS-100.00%		$20,353,710

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$583,508	$(583,508)	$-	$-	$-	$30

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	262,268	10,649,162	(10,162,232)	-	-	749,198	5,402	*

Invesco Private Prime Fund	611,959	21,966,470	(20,640,120)	85	(700)	1,937,694	14,969	*

Total	$874,227	$33,199,140	$(31,385,860)	$85	$(700)	$2,686,892	$20,401

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco PHLX Semiconductor ETF (SOXQ)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Electronic Equipment, Instruments & Components-1.26%
II-VI Incorporated(b)	9,102	$429,887
IPG Photonics Corp.(b)	3,633	329,114

		759,001

Life Sciences Tools & Services-0.46%
Azenta, Inc.	5,266	277,571

Semiconductors & Semiconductor Equipment-98.20%
Advanced Micro Devices, Inc.(b)	54,825	4,652,998
Amkor Technology, Inc.	17,177	345,773
Analog Devices, Inc.	16,581	2,512,519
Applied Materials, Inc.	23,806	2,239,430
ASML Holding N.V., New York Shares (Netherlands)	4,845	2,373,759
Broadcom, Inc.	9,627	4,804,932
Entegris, Inc.	9,529	904,111
Intel Corp.	125,733	4,013,397
KLA Corp.	7,654	2,633,971
Lam Research Corp.	5,370	2,351,577
Lattice Semiconductor Corp.(b)	9,661	520,728
Marvell Technology, Inc.	47,210	2,210,372
Microchip Technology, Inc.	38,441	2,508,275

	Shares	Value
Semiconductors & Semiconductor Equipment-(continued)
Micron Technology, Inc.	37,819	$2,137,908
Monolithic Power Systems, Inc.	3,276	1,484,618
NVIDIA Corp.	29,908	4,514,313
NXP Semiconductors N.V. (China)	14,717	2,422,124
ON Semiconductor Corp.(b)	30,515	2,098,517
Power Integrations, Inc.	4,088	292,415
Qorvo, Inc.(b)	7,446	668,502
QUALCOMM, Inc.	19,496	2,578,736
Silicon Laboratories, Inc.(b)	2,568	321,847
Skyworks Solutions, Inc.	11,304	1,114,009
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	29,297	2,441,905
Teradyne, Inc.	11,241	951,438
Texas Instruments, Inc.	31,593	5,219,480
Wolfspeed, Inc.(b)	8,672	984,012

		59,301,666

TOTAL INVESTMENTS IN SECURITIES-99.92% (Cost $75,532,881)		60,338,238
OTHER ASSETS LESS LIABILITIES-0.08%		47,414

NET ASSETS-100.00%		$60,385,652

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$763	$780,965	$(781,728)	$-	$-	$-	$123

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	105,927	2,429,806	(2,535,733)	-	-	-	147	*

Invesco Private Prime Fund	247,162	5,362,322	(5,609,184)	-	(300)	-	506	*

Total	$353,852	$8,573,093	$(8,926,645)	$-	$(300)	$-	$776

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco Solar ETF (TAN)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Building Products-0.69%
Luoyang Glass Co. Ltd., H Shares (China)(b)(c)(d)	14,635,635	$20,436,951

Chemicals-2.76%
Hanwha Solutions Corp. (South Korea)(c)	2,086,927	82,069,725

Construction & Engineering-1.20%
ReneSola Ltd., ADR (China)(c)(d)	3,166,746	18,493,797
Xinte Energy Co. Ltd., H Shares (China) .	6,498,705	17,056,425

		35,550,222

Electrical Equipment-14.55%
Array Technologies, Inc.(c)(d)	4,029,751	84,221,796
Heliogen, Inc.(c)	6,166,818	14,800,363
Shoals Technologies Group, Inc., Class A(c)(d)	3,174,595	83,714,070
Soltec Power Holdings S.A. (Spain)(c)(d) .	2,656,257	13,996,038
SunPower Corp.(c)(d)	3,040,883	72,981,192
Sunrun, Inc.(c)(d)	4,940,988	163,200,834

		432,914,293

Independent Power and Renewable Electricity Producers-21.90%
Altus Power, Inc.(c)(d)	2,451,377	25,690,431
Atlantica Sustainable Infrastructure PLC (Spain)	2,013,122	67,278,537
Azure Power Global Ltd. (India)(c)(d)	1,217,528	4,370,925
Doral Group Renewable Energy Resources Ltd. (Israel)(c)(d)	3,993,417	14,874,246
Encavis AG (Germany)	3,944,003	84,671,810
Energix-Renewable Energies Ltd. (Israel)	6,829,823	31,352,161
Enlight Renewable Energy Ltd. (Israel)(c)	20,550,174	50,423,280
GCL New Energy Holdings Ltd. (China)(c)(d)	524,322,141	5,878,612
Grenergy Renovables S.A. (Spain)(c)	641,080	23,206,971
Neoen S.A. (France)(d)(e)	1,027,337	42,561,201
OY Nofar Energy Ltd. (Israel)(c)	906,685	30,527,656
RENOVA, Inc. (Japan)(c)(d)	1,203,595	26,437,849
Scatec ASA (South Africa)(d)(e)	3,224,801	32,916,909
Shandong Hi-Speed New Energy Group Ltd. (China)(c)	1,153,888,848	11,173,045
Solaria Energia y Medio Ambiente S.A. (Spain)(c)	2,709,836	57,712,873
Sunnova Energy International, Inc.(c)(d) .	2,946,751	74,317,060
West Holdings Corp. (Japan)(d)	1,040,149	33,277,265
Xinyi Energy Holdings Ltd. (China)(d)	86,517,133	35,052,840

		651,723,671

Mortgage REITs-2.05%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(d)	1,542,949	60,977,344

	Shares	Value
Semiconductors & Semiconductor Equipment-56.84%
Canadian Solar, Inc. (Canada)(c)(d)	1,717,910	$77,597,995
Daqo New Energy Corp., ADR (China)(c)(d)	1,435,717	95,719,252
Enphase Energy, Inc.(c)	1,326,773	380,040,858
First Solar, Inc.(c)	2,286,261	291,612,591
Flat Glass Group Co. Ltd., H Shares (China)(c)(d)	13,680,952	45,232,194
GCL Technology Holdings Ltd. (China)(c)(d)	380,298,610	136,636,842
Gigasolar Materials Corp. (Taiwan)(c)	2,450,000	11,550,719
Gigasolar Materials Corp., Rts., expiring 09/07/2022 (Taiwan)(c)	394,078	368,993
JinkoSolar Holding Co. Ltd., ADR (China)(c)(d)	1,249,791	76,074,778
Maxeon Solar Technologies Ltd.(c)(d)	1,243,016	24,673,868
Meyer Burger Technology AG (Switzerland)(c)(d)	100,607,238	50,553,604
Motech Industries, Inc. (Taiwan)(b)	19,688,000	18,434,760
SMA Solar Technology AG (Germany)(c)(d)	766,286	38,758,111
SolarEdge Technologies, Inc.(c)	866,684	239,178,783
TSEC Corp. (Taiwan)(c)	22,128,000	28,352,920
United Renewable Energy Co. Ltd. (Taiwan)(c)	60,628,458	45,913,296
Xinyi Solar Holdings Ltd. (China)	94,635,602	130,700,666

		1,691,400,230

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $3,057,273,335)		2,975,072,436

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-23.01%
Invesco Private Government Fund, 2.29%(b)(f)(g)	190,757,568	190,757,568
Invesco Private Prime Fund, 2.37%(b)(f)(g)	493,919,742	493,969,145

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $684,686,319)		684,726,713

TOTAL INVESTMENTS IN SECURITIES-123.00% (Cost $3,741,959,654)		3,659,799,149
OTHER ASSETS LESS LIABILITIES-(23.00)%		(684,316,649)

NET ASSETS-100.00%		$2,975,482,500

Investment Abbreviations:

ADR-American Depositary Receipt

Rts.  -Rights

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco Solar ETF (TAN)–(continued)

August 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$22,392,028	$148,390,646	$(170,782,674)	$-	$-	$-	$3,088

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	248,743,131	992,699,336	(1,050,684,899)	-	-	190,757,568	1,035,925	*

Invesco Private Prime Fund	581,927,213	2,149,805,701	(2,237,633,612)	40,389	(170,546)	493,969,145	3,005,406	*

Investments in Other Affiliates:

Anji Technology Co. Ltd.	9,755,635	-	(8,186,704)	5,725,615	(7,294,546)	-	-

Beam Global***	12,568,322	11,132,094	(13,900,132)	6,105,562	(15,905,846)	-	-

Luoyang Glass Co. Ltd., H Shares	31,425,445	17,780,263	(23,924,246)	(11,225,486)	6,380,975	20,436,951	-

Motech Industries, Inc.	24,899,702	16,604,825	(21,331,651)	2,403,961	(4,142,077)	18,434,760	117,535

Sunworks, Inc.	11,990,259	6,174,372	(9,561,308)	8,325,754	(16,929,077)	-	-

TSEC Corp.**	28,150,071	21,671,409	(27,674,688)	8,266,478	(2,060,350)	28,352,920	-

Total	$971,851,806	$3,364,258,646	$(3,563,679,914)	$19,642,273	$(40,121,467)	$751,951,344	$4,161,954

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	As of August 31, 2022, this security was not considered as an affiliate of the Fund.
***	As of August 31, 2021, this security was not considered as an affiliate of the Fund.

(c)	Non-income producing security.
(d)	All or a portion of this security was out on loan at August 31, 2022.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $75,478,110, which represented 2.54% of the Fund’s Net Assets.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

This Fund has holdings greater than 10% of net assets in the following country:

China	19.91%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Statements of Assets and Liabilities

August 31, 2022

	Invesco Nasdaq Biotechnology ETF (IBBQ)	Invesco PHLX Semiconductor ETF (SOXQ)	Invesco Solar ETF (TAN)
Assets:
Unaffiliated investments in securities, at value(a)	$20,352,044	$60,338,238	$2,936,200,725
Affiliated investments in securities, at value	2,686,892	-	723,598,424
Foreign currencies, at value	-	-	793,388
Deposits with brokers:
Cash segregated as collateral	-	-	5,612,939
Receivable for:
Dividends	23,970	106,938	3,438,744
Securities lending	1,202	-	411,672
Investments sold	3,596	-	279,046
Fund shares sold	-	-	5,345,502
Foreign tax reclaims	-	-	163,267
Other assets	-	-	19,045

Total assets	23,067,704	60,445,176	3,675,862,752

Liabilities:
Due to custodian	14,078	49,004	516,954
Payable for:
Investments purchased	4,106	-	6,715,827
Collateral upon return of securities loaned	2,686,807	-	684,686,319
Collateral upon receipt of securities in-kind	-	-	5,612,939
Fund shares repurchased	5,246	-	278,567
Accrued unitary management fees	3,757	10,520	-
Accrued advisory fees	-	-	1,289,093
Accrued trustees’ and officer’s fees	-	-	17,508
Accrued expenses	-	-	1,255,156
Accrued tax expenses	-	-	7,889

Total liabilities	2,713,994	59,524	700,380,252

Net Assets	$20,353,710	$60,385,652	$2,975,482,500

Net assets consist of:
Shares of beneficial interest	$28,133,062	$77,380,170	$3,690,485,336
Distributable earnings (loss)	(7,779,352)	(16,994,518)	(715,002,836)

Net Assets	$20,353,710	$60,385,652	$2,975,482,500

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,050,001	2,860,001	35,288,000

Net asset value	$19.38	$21.11	$84.32

Market price	$19.40	$21.15	$84.34

Unaffiliated investments in securities, at cost	$27,355,090	$75,532,881	$3,016,815,528

Affiliated investments in securities, at cost	$2,686,807	$-	$725,144,126

Foreign currencies, at cost	$-	$-	$789,684

(a) Includes securities on loan with an aggregate value of:	$2,664,828	$-	$661,736,494

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Statements of Operations

For the year ended August 31, 2022

	Invesco Nasdaq Biotechnology ETF (IBBQ)	Invesco PHLX Semiconductor ETF (SOXQ)	Invesco Solar ETF (TAN)
Investment income:
Unaffiliated dividend income	$244,534	$806,507	$8,482,484
Affiliated dividend income	30	123	120,623
Securities lending income, net	17,289	392	3,890,157
Foreign withholding tax	(3,331)	(17,649)	(479,325)

Total investment income	258,522	789,373	12,013,939

Expenses:
Unitary management fees	56,680	111,324	-
Advisory fees	-	-	13,573,064
Sub-licensing fees	-	-	3,800,450
Accounting & administration fees	-	-	262,552
Custodian & transfer agent fees	-	-	476,552
Trustees’ and officer’s fees	-	-	24,664
Other expenses	-	-	484,028

Total expenses	56,680	111,324	18,621,310

Less: Waivers	(24,612)	(34,914)	(221)

Net expenses	32,068	76,410	18,621,089

Net investment income (loss)	226,454	712,963	(6,607,150)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(928,886)	(1,922,265)	(160,054,728)
Affiliated investment securities	(700)	(300)	(41,425,948)
Unaffiliated in-kind redemptions	11,261	7,298,142	262,542,661
Affiliated in-kind redemptions	-	-	1,304,481
Foreign currencies	-	-	(207,158)

Net realized gain (loss)	(918,325)	5,375,577	62,159,308

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(9,312,668)	(18,852,741)	(265,048,549)
Affiliated investment securities	85	-	(8,781,136)
Foreign currencies	-	-	(40,020)

Change in net unrealized appreciation (depreciation)	(9,312,583)	(18,852,741)	(273,869,705)

Net realized and unrealized gain (loss)	(10,230,908)	(13,477,164)	(211,710,397)

Net increase (decrease) in net assets resulting from operations	$(10,004,454)	$(12,764,201)	$(218,317,547)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Statements of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	Invesco Nasdaq Biotechnology ETF (IBBQ)		Invesco PHLX Semiconductor ETF (SOXQ)		Invesco Solar ETF (TAN)
	2022	2021(a)	2022	2021(a)	2022	2021
Operations:
Net investment income (loss)	$226,454	$85,123	$712,963	$147,084	$(6,607,150)	$(1,656,887)
Net realized gain (loss)	(918,325)	814,104	5,375,577	877,721	62,159,308	945,864,381
Change in net unrealized appreciation (depreciation)	(9,312,583)	2,309,622	(18,852,741)	3,658,098	(273,869,705)	(400,052,910)

Net increase (decrease) in net assets resulting from operations	(10,004,454)	3,208,849	(12,764,201)	4,682,903	(218,317,547)	544,154,584

Distributions to Shareholders from:
Distributable earnings	(290,468)	-	(728,394)	-	-	(3,100,002)

Shareholder Transactions:
Proceeds from shares sold	35,536,414	69,388,017	62,816,295	73,208,006	1,842,850,588	3,176,990,404
Value of shares repurchased	(56,556,737)	(20,927,911)	(52,100,885)	(14,728,072)	(1,867,798,055)	(1,834,571,394)

Net increase (decrease) in net assets resulting from share transactions	(21,020,323)	48,460,106	10,715,410	58,479,934	(24,947,467)	1,342,419,010

Net increase (decrease) in net assets	(31,315,245)	51,668,955	(2,777,185)	63,162,837	(243,265,014)	1,883,473,592

Net assets:
Beginning of period	51,668,955	-	63,162,837	-	3,218,747,514	1,335,273,922

End of period	$20,353,710	$51,668,955	$60,385,652	$63,162,837	$2,975,482,500	$3,218,747,514

Changes in Shares Outstanding:
Shares sold	1,610,000	2,730,001	2,380,000	2,900,001	22,400,000	35,760,000
Shares repurchased	(2,480,000)	(810,000)	(1,860,000)	(560,000)	(24,480,000)	(21,920,000)
Shares outstanding, beginning of period	1,920,001	-	2,340,001	-	37,368,000	23,528,000

Shares outstanding, end of period	1,050,001	1,920,001	2,860,001	2,340,001	35,288,000	37,368,000

(a)	For the period June 9, 2021 (commencement of investment operations) through August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Financial Highlights

Invesco Nasdaq Biotechnology ETF (IBBQ)

	Year Ended August 31, 2022	For the Period June 9, 2021(a) Through August 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$26.91	$25.34

Net investment income(b)	0.17	0.04
Net realized and unrealized gain (loss) on investments	(7.47)	1.53

Total from investment operations	(7.30)	1.57

Distributions to shareholders from:
Net investment income	(0.23)	-

Net asset value at end of period	$19.38	$26.91

Market price at end of period(c)	$19.40	$26.87

Net Asset Value Total Return(d)	(27.24)%	6.19	%(e)
Market Price Total Return(d)	(27.06)%	6.04	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$20,354	$51,669
Ratio to average net assets of:
Expenses, after Waivers	0.11%	-	%(f)
Expenses, prior to Waivers	0.19%	0.19	%(f)
Net investment income	0.76%	0.65	%(f)
Portfolio turnover rate(g)	22%	8%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (June 11, 2021, the first day of trading on the exchange) to August 31, 2021 was 5.16%. The market price total return from Fund Inception to August 31, 2021 was 5.00%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Financial Highlights–(continued)

Invesco PHLX Semiconductor ETF (SOXQ)

	Year Ended August 31, 2022	For the Period June 9, 2021(a) Through August 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$26.99	$24.88

Net investment income(b)	0.31	0.06
Net realized and unrealized gain (loss) on investments	(5.83)	2.05

Total from investment operations	(5.52)	2.11

Distributions to shareholders from:
Net investment income	(0.36)	-

Net asset value at end of period	$21.11	$26.99

Market price at end of period(c)	$21.15	$27.06

Net Asset Value Total Return(d)	(20.70)%	8.48	%(e)
Market Price Total Return(d)	(20.76)%	8.76	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$60,386	$63,163
Ratio to average net assets of:
Expenses, after Waivers	0.13%	-	%(f)
Expenses, prior to Waivers	0.19%	0.19	%(f)
Net investment income	1.22%	1.09	%(f)
Portfolio turnover rate(g)	19%	4%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (June 11, 2021, the first day of trading on the exchange) to August 31, 2021 was 6.72%. The market price total return from Fund Inception to August 31, 2021 was 7.08%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Financial Highlights–(continued)

Invesco Solar ETF (TAN)

	Years Ended August 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$86.14	$56.75	$30.63	$21.92	$21.62

Net investment income (loss)(a)	(0.19)	(0.05)	0.17	0.05	0.54
Net realized and unrealized gain (loss) on investments	(1.63)	29.53	26.04	8.79	0.20

Total from investment operations	(1.82)	29.48	26.21	8.84	0.74

Distributions to shareholders from:
Net investment income	-	(0.09)	(0.09)	(0.13)	(0.44)

Net asset value at end of year	$84.32	$86.14	$56.75	$30.63	$21.92

Market price at end of year(b)	$84.34	$85.59	$56.84	$30.54	$21.82

Net Asset Value Total Return(c)	(2.11)%	51.93%	85.82%	40.73%	3.19%
Market Price Total Return(c)	(1.46)%	50.72%	86.67%	40.96%	2.33%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,975,483	$3,218,748	$1,335,274	$456,086	$319,383
Ratio to average net assets of:
Expenses, after Waivers	0.69%	0.65%	0.69%	0.70%	0.65%
Expenses, prior to Waivers	0.69%	0.65%	0.69%	0.71%	0.69%
Net investment income (loss)	(0.24)%	(0.05)%	0.49%	0.22%	2.23%
Portfolio turnover rate(d)	38%	55%	28%	29%	54%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2022

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Nasdaq Biotechnology ETF (IBBQ)	“Nasdaq Biotechnology ETF”
Invesco PHLX Semiconductor ETF (SOXQ)	“PHLX Semiconductor ETF”
Invesco Solar ETF (TAN)	“Solar ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market, except for Shares of Solar ETF, which are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Nasdaq Biotechnology ETF	Nasdaq Biotechnology Index®
PHLX Semiconductor ETF	PHLX Semiconductor Sector Index®
Solar ETF	MAC Global Solar Energy Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly.

25

Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of

26

withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund (except for Solar ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Solar ETF declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund (except for Solar ETF) has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Solar ETF is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to its Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the

27

Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee (if applicable) and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the period September 14, 2021 through August 31, 2022, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

Nasdaq Biotechnology ETF	$743

PHLX Semiconductor ETF	15

Solar ETF	41,609

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J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

ADR and GDR Risk. Certain Funds may invest in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase this risk.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging markets securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information,

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including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Micro-Capitalization Company Risk. Investments in the securities of micro-capitalization companies involve substantially greater risks of loss and price fluctuations than other securities with larger capitalizations. Micro-capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experience significant losses), their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and they may lack management depth or may be overly reliant on specific key individuals. In addition, less public information may be available about these companies. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary

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due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of each Fund’s investments, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to an Investment Advisory Agreement, Solar ETF accrues daily and pays monthly to the Adviser an annual fee equal to 0.50% of the Fund’s average daily net assets. The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”), pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Solar ETF (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year through August 31, 2024 (the “Expense Cap”). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

Pursuant to another Investment Advisory Agreement, each Fund listed below accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

Nasdaq Biotechnology ETF	0.19%

PHLX Semiconductor ETF	0.19%

Prior to December 17, 2021, the Adviser waived 100% of its unitary management fee for Nasdaq Biotechnology ETF and PHLX Semiconductor ETF.

Further, through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended August 31, 2022, the Adviser waived fees for each Fund in the following amounts:

Nasdaq Biotechnology ETF	$24,612

PHLX Semiconductor ETF	34,914

Solar ETF	221

The fees waived and/or expenses borne by the Adviser, pursuant to the Expense Cap, for Solar ETF are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will

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be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. There are no amounts available for potential recapture by the Adviser as of August 31, 2022.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

Nasdaq Biotechnology ETF	Nasdaq, Inc.

PHLX Semiconductor ETF	Nasdaq, Inc.

Solar ETF	MAC Indexing LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2022, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Nasdaq Biotechnology ETF	$2,530

PHLX Semiconductor ETF	841

Solar ETF	3,600

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.

Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022, for each Fund (except for PHLX Semiconductor ETF). As of August 31, 2022, all of the securities in PHLX Semiconductor ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Nasdaq Biotechnology ETF

Investments in Securities

Common Stocks & Other Equity Interests	$20,352,044	$-	$-	$20,352,044

Money Market Funds	-	2,686,892	-	2,686,892

Total Investments	$20,352,044	$2,686,892	$-	$23,038,936

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	Level 1	Level 2	Level 3	Total

Solar ETF

Investments in Securities

Common Stocks & Other Equity Interests	$2,974,703,443	$368,993	$-	$2,975,072,436

Money Market Funds	-	684,726,713	-	684,726,713

Total Investments	$2,974,703,443	$685,095,706	$-	$3,659,799,149

A reconciliation of Level 3 investments is presented when a Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2022:

	Value 08/31/21	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 08/31/22

Solar ETF

Common Stocks & Other Equity Interests	$44,976,464	$–	$–	$–	$–	$–	$–	$(44,976,464)	$–

The Funds’ policy is to recognize transfers into or out of Level 3 at the beginning of the reporting period.

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022	2021
	Ordinary Income*	Ordinary Income*
Nasdaq Biotechnology ETF**	$290,468	$-

PHLX Semiconductor ETF**	728,394	-
Solar ETF	-	3,100,002

*	Includes short-term capital gain distributions, if any.
**	For the period June 9, 2021 (commencement of investment operations) through August 31, 2021.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

Nasdaq Biotechnology ETF	$41,351	$-	$(7,056,604)	$-	$(764,099)$	28,133,062	$20,353,710

PHLX Semiconductor ETF	131,653	-	(15,216,567)	-	(1,909,604)	77,380,170	60,385,652

Solar ETF	-	(14,232)	(242,379,825)	(27,511)	(472,581,268)	3,690,485,336	2,975,482,500

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of August 31, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total*

Nasdaq Biotechnology ETF	$688,811	$75,288	$764,099

PHLX Semiconductor ETF	1,842,663	66,941	1,909,604

Solar ETF	196,052,127	276,529,141	472,581,268

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

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NOTE 6–Investment Transactions

For the fiscal year ended August 31, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Nasdaq Biotechnology ETF	$6,575,849	$6,732,263

PHLX Semiconductor ETF	11,011,322	11,068,739

Solar ETF	1,044,555,043	1,039,404,841

For the fiscal year ended August 31, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales
Nasdaq Biotechnology ETF	$35,421,898	$56,338,498

PHLX Semiconductor ETF	62,777,244	52,003,878

Solar ETF	1,582,848,860	1,589,813,912

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. As of August 31, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost
Nasdaq Biotechnology ETF	$719,282	$(7,775,886)	$(7,056,604)	$30,095,540

PHLX Semiconductor ETF	465,844	(15,682,411)	(15,216,567)	75,554,805

Solar ETF	317,516,489	(559,896,314)	(242,379,825)	3,902,178,974

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2022, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income	Realized Gain (Loss)	Beneficial Interest
Nasdaq Biotechnology ETF	$10,448	$120,330	$(130,778)

PHLX Semiconductor ETF	-	(7,284,609)	7,284,609

Solar ETF	6,972,456	(178,788,100)	171,815,644

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for Nasdaq Biotechnology ETF and PHLX Semiconductor ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

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To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco Nasdaq Biotechnology ETF, Invesco PHLX Semiconductor ETF and Invesco Solar ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Nasdaq Biotechnology ETF, Invesco PHLX Semiconductor ETF and Invesco Solar ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022 (or for Invesco Nasdaq Biotechnology ETF and Invesco PHLX Semiconductor ETF for the year ended August 31, 2022 and the period June 9, 2021 (commencement of investment operations) through August 31, 2021), including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (or for Invesco Nasdaq Biotechnology ETF and Invesco PHLX Semiconductor ETF for the year ended August 31, 2022 and the period June 9, 2021 (commencement of investment operations) through August 31, 2021) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 (or for Invesco Nasdaq Biotechnology ETF and Invesco PHLX

Semiconductor ETF for the year ended August 31, 2022 and the period June 9, 2021 (commencement of investment operations) through August 31, 2021), and the financial highlights for each of the five years in the period ended August 31, 2022 (or for Invesco Nasdaq Biotechnology ETF and Invesco PHLX Semiconductor ETF for the year ended August 31, 2022 and the period June 9, 2021 (commencement of investment operations) through August 31, 2021) in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 27, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of the Invesco Solar ETF, you incur advisory fees and other Fund expenses. As a shareholder of Invesco Nasdaq Biotechnology ETF and Invesco PHLX Semiconductor ETF, you incur a unitary management fee. In addition to the advisory fee or unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Nasdaq Biotechnology ETF (IBBQ)

Actual	$1,000.00	$969.70	0.19%	$0.94

Hypothetical (5% return before expenses)	1,000.00	1,024.25	0.19	0.97

Invesco PHLX Semiconductor ETF (SOXQ)

Actual	1,000.00	785.80	0.19	0.86

Hypothetical (5% return before expenses)	1,000.00	1,024.25	0.19	0.97

Invesco Solar ETF (TAN)

Actual	1,000.00	1,185.10	0.72	3.97

Hypothetical (5% return before expenses)	1,000.00	1,021.58	0.72	3.67

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

37

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*

Invesco Nasdaq Biotechnology ETF	0%	90%	79%	0%	0%

Invesco PHLX Semiconductor ETF	0%	98%	96%	0%	0%

Invesco Solar ETF	0%	0%	0%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

38

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	230	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	230	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

39

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	230	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

40

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	230	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

41

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	230	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	230	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

42

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	230	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

43

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	230	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	230	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

44

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515 Executive Officer since 2020	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	230	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

45

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

46

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

47

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

48

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for Invesco MSCI Global Timber ETF, Invesco S&P Global Water Index ETF and Invesco Solar ETF (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between Invesco Solar ETF and its underlying index. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that the Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018, and on May 18, 2018 for the Invesco Solar ETF, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is 0.50% of the Fund’s average daily net assets and that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund (excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses) from exceeding the percentage of that Fund’s average daily net assets, until at least August 31, 2024, as set forth below:

•	0.55% for Invesco MSCI Global Timber ETF;

•	0.63% for Invesco S&P Global Water Index ETF; and

•	0.65% for Invesco Solar ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as illustrated in the table

49

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median
Invesco MSCI Global Timber ETF			X

Invesco S&P Global Water Index ETF	X	X	X

Invesco Solar ETF		X	X

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds, and noted that each Fund’s sub-license fees are not subject to the Expense Cap.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median
Invesco MSCI Global Timber ETF			X

Invesco S&P Global Water Index ETF	X	X	X

Invesco Solar ETF		X	X

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Solar ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fee and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including a product that has investment strategies comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Trustees determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were

50

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the flat advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Funds’ direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

51

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST2-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2022
PLW	Invesco 1-30 Laddered Treasury ETF

PWZ	Invesco California AMT-Free Municipal Bond ETF

PCEF	Invesco CEF Income Composite ETF

PHB	Invesco Fundamental High Yield® Corporate Bond ETF

PFIG	Invesco Fundamental Investment Grade Corporate Bond ETF

PZA	Invesco National AMT-Free Municipal Bond ETF

PZT	Invesco New York AMT-Free Municipal Bond ETF

PGX	Invesco Preferred ETF

BAB	Invesco Taxable Municipal Bond ETF

CLTL	Invesco Treasury Collateral ETF

VRP	Invesco Variable Rate Preferred ETF

PVI	Invesco VRDO Tax-Free ETF

2

The Market Environment

Domestic Equity

The fiscal year began with increasing volatility and the US stock market saw a selloff through most of September due to increasing concerns of inflation resulting from a spike in oil prices and supply chain shortages causing rising costs. Despite the Consumer Price Index (CPI) increasing monthly from June through September 2021,1 the US Federal Reserve (the Fed) declined to raise interest rates at its September 2021 Federal Open Market Committee meeting.

Equity markets saw continued volatility in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose to nearly $85 per barrel in October,2 causing higher gas prices for consumers, and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.1 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.2 The CPI rose by another 7.9% for the 12 months ended February 2022 reaching a 40 year high.1 To combat inflation, the Fed raised the federal funds rate by a one-quarter percentage point in March.

As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix, reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued for much of the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 8.6% for the 12 months ended May 2022 reaching a 40 year high.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at Jackson Hole, Wyoming, an economic policy symposium, sparked a sharp selloff at month end. Due to declining energy prices, the CPI rose by 8.5% for the 12 months ending July,1 down slightly from June, but still at multi-decade highs and far above the Fed’s 2% annual inflation target. As a result, the Fed indicated that it would continue taking aggressive action to curb inflation, though such measures could “bring pain to households and businesses.” The remarks deflated investor optimism that the Fed would pause rate hikes in the second half of 2022 and increased the likelihood of a US recession. In this environment, US stocks had negative double-digit returns of (11.23)% for the fiscal year ended August 31, 2022, measured by the S&P 500 Index.4

[1]	Source: US Bureau of Labor Statistics
[2]	Source: Bloomberg LP
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

Fixed Income

In the fourth quarter of 2021, concerns about inflation heightened as US inflation rose 7%,1 its highest level in nearly 40 years. Though the US Federal Reserve (the Fed) left policy rates unchanged in the quarter, the Fed indicated its accommodative policies were coming to an end in 2022 through a willingness to raise interest rates to combat inflation and the announced reduction of its monthly bond purchase program. Additionally, US interest rate moves and inflation risk significantly affected fixed income valuations during the quarter. The two-year Treasury yield rose moderately from 0.27% to 0.73%, while the 10-year increased slightly from 1.48% to 1.52% during the quarter.2 The yield curve, as measured by the yield differential between two- and 10-year Treasuries, flattened during the quarter.

At the beginning of 2022, geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukrainian territory. World leaders levied sanctions against Russia that had material effects on its fixed income markets, particularly sovereign debt, corporates and levels of liquidity. The Russia-Ukraine war exacerbated inflationary pressures while also exerting downward pressure on economic growth through a surge in commodity/energy prices. Additionally, surges of COVID-19 in China exacerbated supply chain issues and aggravated inflation. During the second quarter of 2022, the two-year Treasury yield rose significantly from 0.78% to 2.28%, while the 10-year increased moderately from 1.63% to 2.32%.2

In the second quarter of 2022, the macro backdrop of tightening financial conditions and slowing economic growth was negative for credit asset classes. Inflation, as measured by the Consumer Price Index, increased further to 9.1%1 and fixed income markets felt the impact of rising interest rates. Bond sectors experienced negative performance ranging from -0.9% (Bloomberg Asset-Backed Securities) to -9.8% (Bloomberg US Corporate High Yield).3 Credit spreads increased across all major credit-sensitive sectors,

3

The Market Environment (continued)

reflecting anticipation of an economic slowdown and increasing concerns about recession risk, with corporate spreads ending the second quarter above their long-term historical average. The Fed continued its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing so as to not push the economy into a recession. The Fed aggressively raised its key fed funds rate during the period, including a 0.50% hike in May, a 0.75% hike in June (the largest since 1994), and an additional 0.75% hike in July to a target range of 2.25-2.50%. We believe that the Fed is unlikely to pivot from its hawkish policies, and we expect the Fed will increase the target range to 3.50-3.75% by the end of the year followed by a 0.50% cut in 2023. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 2.92% to 3.45% during the last 2-month period in the fiscal year, while 10-year Treasury rates increased from 3.04% to 3.15% over the same period.2 At the end of the fiscal year, the yield curve remained inverted, which historically has been an indicator of a potential recession.

[1]	Source: US Bureau of Labor Statistics
[2]	Source: US Department of the Treasury
[3]	Source: Bloomberg

4

PLW	Management’s Discussion of Fund Performance
Invesco 1-30 Laddered Treasury ETF (PLW)

As an index fund, the Invesco 1-30 Laddered Treasury ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) oversees the Index, which seeks to measure the potential returns of a theoretical portfolio of U.S. Treasury securities with a yield curve based upon 30 distinct annual maturities. The Index seeks to maintain a continuous maturity laddered portfolio of securities, meaning that its constituent securities are scheduled to mature in a proportional, annual sequential pattern. The Index allows a six-month maturity deviation if securities with a desired maturity date are not available.

The Index includes securities that are U.S. Treasury-auctioned issues with fixed coupon rates that are non-callable. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (15.99)%. On a net asset value (“NAV”) basis, the Fund returned (15.71)%. During the same time period, the Index returned (15.53)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Treasury Index (the “Benchmark Index”) returned (10.80)%. The Benchmark Index is an unmanaged index weighted by market capitalization, which is based on the average performance of approximately 300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the roughly 5-year average duration of the U.S. Treasury market.

Relative to the Benchmark Index, the Fund was most overweight in bonds with maturities between 6-10 years duration and most underweight in bonds with maturities between 0-5 years duration during the fiscal year ended August 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to bonds with maturities greater than 5 years.

For the fiscal year ended August 31, 2022, bonds with maturities of 10 years detracted most significantly from the Fund’s return, followed by bonds with maturities of 6 years. No bonds contributed positively to the Fund’s return over the period.

Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2022 included U.S. Treasury

Bond, 4.50% coupon, due 02/15/2036 (portfolio average weight of 9.40%), and U.S. Treasury Bond, 5.38% coupon, due 02/15/2031 (portfolio average weight 7.60%). No positions contributed positively to the Fund’s return during the period.

Duration Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Maturing in 0-5 Years	18.00
Maturing in 6-10 Years	21.61
Maturing in 11-15 Years	12.81
Maturing in 16-20 Years	16.39
Maturing in 21-25 Years	15.51
Maturing in 26-30 Years	15.53
Money Market Funds Plus Other Assets Less Liabilities	0.15

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
U.S. Treasury Bonds, 4.50%, 02/15/2036	9.44
U.S. Treasury Bonds, 5.38%, 02/15/2031	7.58
U.S. Treasury Notes, 2.75%, 02/15/2024	3.69
U.S. Treasury Bonds, 7.13%, 02/15/2023	3.67
U.S. Treasury Bonds, 7.63%, 02/15/2025	3.57
U.S. Treasury Bonds, 6.00%, 02/15/2026	3.55
U.S. Treasury Notes, 2.75%, 02/15/2028	3.54
U.S. Treasury Bonds, 6.63%, 02/15/2027	3.52
U.S. Treasury Notes, 1.50%, 02/15/2030	3.51
U.S. Treasury Notes, 1.88%, 02/15/2032	3.49
Total	45.56

*	Excluding money market fund holdings.

5

Invesco 1-30 Laddered Treasury ETF (PLW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index	(15.53)%	(3.82)%	(11.03)%	0.30%	1.49%	1.30%	13.83%	4.07%	81.20%
Bloomberg U.S. Treasury Index	(10.80)	(2.25)	(6.59)	0.30	1.52	0.83	8.57	2.67	47.96
Fund
NAV Return	(15.71)	(4.06)	(11.70)	0.06	0.29	1.05	11.06	3.79	74.03
Market Price Return	(15.99)	(4.20)	(12.09)	(0.01)	(0.04)	1.01	10.55	3.75	73.07

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

6

PWZ	Management’s Discussion of Fund Performance
Invesco California AMT-Free Municipal Bond ETF (PWZ)

As an index fund, the Invesco California AMT-Free Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofA California Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is composed of U.S. dollar-denominated, tax-exempt municipal debt publicly issued by California or any U.S. territory and their political subdivisions, in the U.S. domestic market. Such securities are exempt from the federal alternative minimum tax and are considered investment grade based on an average of ratings by S&P Global Ratings, a division of S&P Global Inc., Moody’s Investors Service, Inc. and Fitch Ratings Inc. To be eligible for inclusion in the Index, such securities must have a term of at least 15 years remaining to final maturity, a fixed coupon schedule, and a minimum amount outstanding of $25 million per maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (11.66)%. On a net asset value (“NAV”) basis, the Fund returned (11.28)%. During the same time period, the Index returned (11.47)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive effects of the sampling approach employed by the portfolio management team, which was partially offset by the fees and operating expenses incurred by the Fund and costs associated with portfolio rebalancing during the period.

During this same time period, the Bloomberg Municipal Bond 20 Year Index (the “Benchmark Index”) returned (10.90)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 5,800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in California bonds and most underweight in New York bonds during the fiscal year ended August 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s exposure to California bonds.

For the fiscal year ended August 31, 2022, California bonds detracted most significantly from the Fund’s return. Puerto Rico bonds contributed the most to the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return included Regents of the University of California Medical Center, 3.50% coupon, due 05/15/2054 (portfolio average weight of 2.30%), and Sacramento (City of), 5.50% coupon, due 08/01/2052 (portfolio average weight of 0.60%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2022, included California (State of) Health Facilities Financing Authority, 4.00% coupon, due 08/15/2050 (portfolio average weight of 2.00%), and Fremont (City of), CA, 4.00% coupon, due 08/01/2046 (portfolio average weight of 0.50%).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Ad Valorem Property Tax	28.30
Health, Hospital, Nursing Home Revenue	14.89
College & University Revenue	11.25
Electric Power Revenue	7.94
Port, Airport & Marina Revenue	6.83
General Fund	6.62
Water Revenue	5.14
Lease Revenue	4.36
Sewer Revenue	3.69
Revenue Types Each Less Than 3%	9.61
Other Assets Less Liabilities	1.37

7

Invesco California AMT-Free Municipal Bond ETF (PWZ) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2022
Security
Marin (County of), CA Healthcare District (Election of 2013), Series 2017 A, GO Bonds, 5.00%, 08/01/2041	2.89
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds, 5.00%, 07/01/2041	2.58
California State University, Series 2016 A, Ref. RB, 5.00%, 11/01/2041	2.34
California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2020 A, Ref. RB, 4.00%, 08/15/2050	2.27
Regents of the University of California Medical Center, Series 2022, RB, 3.50%, 05/15/2054	2.23
Hayward Unified School District (Election of 2018), Series 2022, GO Bonds, 4.00%, 08/01/2050	1.69
Sacramento (City of), CA Municipal Utility District (Green Bonds), Series 2020 H, RB, 5.00%, 08/15/2050	1.38
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2016, RB, 5.00%, 05/01/2046	1.30
San Mateo & Foster (Cities of), CA Public Financing Authority (Clean Water Program), Series 2019, RB, 5.00%, 08/01/2049	1.25
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2017 A, RB, 5.00%, 07/01/2042	1.25
Total	19.18

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—ICE BofA California Long-Term Core Plus Municipal Securities Index	(11.47)%	(1.56)%	(4.61)%	1.19%	6.11%	2.68%	30.33%	3.73%	72.47%
Bloomberg Municipal Bond 20 Year Index	(10.90)	(1.16)	(3.45)	1.60	8.25	2.80	31.85	4.10	81.87
Fund
NAV Return	(11.28)	(1.89)	(5.58)	0.88	4.50	2.53	28.41	3.31	62.41
Market Price Return	(11.66)	(2.00)	(5.89)	0.77	3.92	2.48	27.78	3.24	60.66

8

Invesco California AMT-Free Municipal Bond ETF (PWZ) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—ICE BofA California Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch California Insured Long-Term Core Municipal Securities Index, the Fund’s underlying index from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 until July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through August 31, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

9

PCEF	Management’s Discussion of Fund Performance
Invesco CEF Income Composite ETF (PCEF)

As an index fund, the Invesco CEF Income Composite ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S-Network Composite Closed-End Fund IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the components of the Index. The Fund is a “fund of funds,” as it invests its assets in the common shares of funds included in the Index rather than in individual securities.

S-Network Global Indexes, Inc. compiles, maintains and calculates the Index, which is designed to measure the overall performance of a universe of U.S.-listed closed-end funds that are organized under the laws of the United States and are principally engaged in asset management processes designed to produce taxable annual yield. Each closed-end fund must have a stated objective to invest in taxable investment grade fixed-income securities, taxable high yield fixed-income securities or taxable options. The Index may include closed-end funds that are advised by an affiliate of Invesco Capital Management LLC, the Fund’s investment adviser. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (14.18)%. On a net asset value (“NAV”) basis, the Fund returned (14.04)%. During the same time period, the Index returned (13.96)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned (11.23)%. The Benchmark Index is an unmanaged index weighted by market capitalization, which is based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

Relative to the Benchmark Index, the Fund was most overweight in investment grade and high yield fixed-income closed-end funds during the fiscal year ended August 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index can be attributed to the Fund’s fixed-income exposure, which generally underperformed the equity markets during the period.

For the fiscal year ended August 31, 2022, the Highland Income Fund (portfolio average weight of 1.74%) contributed most significantly to the Fund’s return, followed by the BlackRock Energy and Resources Trust (portfolio average weight of 0.58%). Positions that detracted most significantly from the Fund’s return included BlackRock Science & Technology Trust (portfolio average weight of 1.95%), and Nuveen Preferred & Income Securities Fund (portfolio average weight of 2.42%).

Asset Class Breakdown* (% of the Fund’s Net Assets) as of August 31, 2022
Bonds	40.55
Option Income	26.23
Bonds/High Yield	21.92
Fixed Income	7.90
Equities	2.23
Domestic Equity	1.13
Money Market Funds Plus Other Assets Less Liabilities	0.04

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
PIMCO Dynamic Income Fund	4.70
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	3.03
PIMCO Dynamic Income Opportunities Fund	2.88
Nuveen Preferred & Income Securities Fund	2.59
DoubleLine Income Solutions Fund	2.43
BlackRock Enhanced Equity Dividend Trust	2.25
Virtus Dividend, Interest & Premium Strategy Fund	2.23
Eaton Vance Ltd. Duration Income Fund	2.11
Highland Income Fund	1.98
First Trust Intermediate Duration Preferred & Income Fund	1.97
Total	26.17

*	Excluding money market fund holdings.

10

Invesco CEF Income Composite ETF (PCEF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S-Network Composite Closed-End Fund IndexSM	(13.96)%	3.57%	11.09%	4.02%	21.75%	5.62%	72.83%	6.43%	118.21%
S&P 500® Index	(11.23)	12.39	41.98	11.82	74.86	13.08	241.73	12.89	356.85
Fund
NAV Return	(14.04)	3.43	10.63	3.76	20.28	5.24	66.62	6.01	107.84
Market Price Return	(14.18)	3.41	10.58	3.72	20.06	5.22	66.39	6.00	107.39

Fund Inception: February 19, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 1.97% includes the unitary management fee of 0.50% and acquired fund fees and expenses of 1.47%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

11

PHB	Management’s Discussion of Fund Performance
Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

As an index fund, the Invesco Fundamental High Yield® Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the RAFI® Bonds U.S. High Yield 1-10 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Research Affiliates, LLC (the “Index Provider”) or its agent compiles and calculates the Index, which is designed to measure the performance of U.S. dollar-denominated high yield corporate bonds that are SEC-registered securities, Rule 144A securities under the Securities Act of 1933 (the “Securities Act”), or Section 3(a)(2) securities under the Securities Act with registration rights (issued after July 31, 2013) and whose issuers are public companies domiciled in the United States.

The Index selects and weights securities based on the Fundamental Index® approach developed by the Index Provider that uses four fundamental factors of company size: book value of assets, gross sales, gross dividends and cash flow. Only non-convertible, non-exchangeable, non-zero, fixed coupon high- yield corporate bonds qualify for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (10.06)%. On a net asset value (“NAV”) basis, the Fund returned (9.55)%. During the same time period, the Index returned (9.10)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned (10.60)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. high-yield corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the consumer discretionary sector during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the communication services sector.

For the fiscal year ended August 31, 2022, the consumer discretionary sector detracted most significantly from the Fund’s return, followed by the communication services and industrials sectors, respectively. No sectors contributed positively to the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included CoreCivic, Inc., 8.25% coupon, due 04/15/2026 an industrial company (portfolio average weight of 0.64%), and Royal Caribbean Cruises Ltd., 5.25% coupon, due 11/15/2022, a consumer discretionary company (portfolio average weight of 0.61%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2022, included Ford Motor Co., 3.25% coupon, due 02/12/2032, a consumer discretionary company (portfolio average weight of 1.22%), and Dish DBS Corp., 5.13% coupon, due 06/01/2029, a communication services company (portfolio average weight of 0.56%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Consumer Discretionary	24.10
Industrials	13.94
Communication Services	11.04
Materials	8.62
Information Technology	8.39
Energy	8.19
Financials	6.42
Utilities	5.92
Real Estate	5.70
Health Care	5.18
Consumer Staples	1.04
Money Market Funds Plus Other Assets Less Liabilities	1.46

Credit Quality Rating (S&P)* (% of the Fund’s Net Assets) as of August 31, 2022
BBB	15.52
BB	67.68
B	13.90
CCC	0.50
Not Rated	0.94
Money Market Funds Plus Other Assets Less Liabilities	1.46

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. “Not Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit spglobal.com/ratings/en/ and select “Understanding Credit Ratings” under About Ratings on the homepage.

12

Invesco Fundamental High Yield® Corporate Bond ETF (PHB) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Centene Corp., 4.63%, 12/15/2029	2.11
United Airlines Holdings, Inc., 4.88%, 01/15/2025	1.87
Ford Motor Credit Co. LLC, 3.38%, 11/13/2025	1.72
Ally Financial, Inc., 5.75%, 11/20/2025	1.71
Sprint Corp., 7.88%, 09/15/2023	1.45
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	1.39
Ford Motor Co., 3.25%, 02/12/2032	1.38
TransDigm, Inc., 5.50%, 11/15/2027	1.34
Sprint Capital Corp., 6.88%, 11/15/2028	1.34
DPL, Inc., 4.13%, 07/01/2025	1.33
Total	15.64

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—RAFI® Bonds U.S. High Yield 1-10 Index	(9.10)%	1.01%	3.06%	2.64%	13.90%	4.08%	49.18%	4.53%	92.63%
Bloomberg US Corporate High Yield Index	(10.60)	1.03	3.11	2.58	13.60	4.51	55.41	6.17	142.58
Fund
NAV Return	(9.55)	0.15	0.46	1.84	9.53	3.22	37.23	2.97	54.28
Market Price Return	(10.06)	0.00	0.00	1.73	8.93	3.14	36.24	2.78	50.10

13

Invesco Fundamental High Yield® Corporate Bond ETF (PHB) (continued)

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

-

The Blended-RAFI® Bonds U.S. High Yield 1-10 Index is comprised of the performance of the Wells Fargo® High Yield Bond Index, the Fund’s previous index, from Fund inception through the conversion date, August 2, 2010, followed by the performance of the Index starting at the conversion date through August 31, 2022.

14

PFIG	Management’s Discussion of Fund Performance
Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

As an index fund, the Invesco Fundamental Investment Grade Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the RAFI® Bonds U.S. Investment Grade 1-10 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index.

Strictly in accordance with its guidelines and mandated procedures, Research Affiliates, LLC (the “Index Provider”) or its agent compiles and calculates the Index, which is designed to measure the performance of U.S. dollar-denominated investment grade corporate bonds that are SEC-registered securities, or Rule 144A securities under the Securities Act of 1933 (the “Securities Act”), or Section 3(a)(2) securities under the Securities Act with registration rights (issued after July 31, 2013) and whose issuers are public companies domiciled in the United States. The Index selects and weights securities based on the Fundamental Index® approach developed by the Provider that uses four fundamental factors of company size: book value of assets, gross sales, gross dividends and cash flows. Only non-convertible, non-exchangeable, non-zero, fixed coupon investment grade corporate bonds qualify for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (10.39)%. On a net asset value (“NAV”) basis, the Fund returned (10.10)%. During the same time period, the Index returned (9.93)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned (14.91)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 7,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the financials sector during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to its security selection within the financials sector.

For the fiscal year ended August 31, 2022, the financials sector detracted most significantly from the Fund’s return, followed by the information technology and health care sectors, respectively. No sector contributed positively to the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Brighthouse Financial, Inc., 5.63% coupon, due 05/15/2030, a financials company (portfolio average weight of 0.10%), and HCA, Inc., 5.38% coupon, due 02/01/2025, a health care company (portfolio average weight of 0.14%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2022, included General Electric Co., 6.75% coupon, due 03/15/2032, a financials company (portfolio average weight of 0.30%), and Apple Inc., 1.65% coupon, due 02/08/2031, an information technology company (portfolio average weight of 0.51%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	18.93
Information Technology	11.97
Health Care	10.36
Industrials	10.21
Consumer Staples	10.01
Consumer Discretionary	9.41
Utilities	7.10
Real Estate	5.88
Energy	5.67
Communication Services	4.89
Materials	4.60
Money Market Funds Plus Other Assets Less Liabilities	0.97

Credit Quality Rating (S&P)* (% of the Fund’s Net Assets) as of August 31, 2022
AAA	1.55
AA	8.12
A	33.10
BBB	56.26
Money Market Funds Plus Other Assets Less Liabilities	0.97

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. “Not Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit spglobal.com/ratings/en/ and select “Understanding Credit Ratings” under About Ratings on the homepage.

15

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Microsoft Corp., 3.30%, 02/06/2027	0.79
JPMorgan Chase & Co., 2.95%, 10/01/2026	0.56
Apple, Inc., 1.65%, 02/08/2031	0.51
AT&T, Inc., 4.25%, 03/01/2027	0.51
Exxon Mobil Corp., 2.61%, 10/15/2030	0.49
Bank of America Corp., 3.25%, 10/21/2027	0.49
General Electric Co., 6.75%, 03/15/2032	0.48
American International Group, Inc., 3.90%, 04/01/2026	0.48
Walmart, Inc., 1.80%, 09/22/2031	0.47
Exxon Mobil Corp., 3.04%, 03/01/2026	0.47
Total	5.25

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
RAFI® Bonds U.S. Investment Grade 1-10 Index	(9.93)%	(0.68%	(2.02%	1.29%	6.63%	2.08%	22.82%	2.55%	31.72%
Bloomberg U.S. Corporate Index	(14.91)	(2.12)	(6.22)	1.02	5.22	2.32	25.82	3.02	38.61
Fund
NAV Return	(10.10)	(0.91)	(2.72)	1.04	5.31	1.81	19.67	2.20	26.86
Market Price Return	(10.39)	(0.98)	(2.90)	0.94	4.80	1.75	18.91	2.18	26.66

16

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

Fund Inception: September 15, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.22% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

17

PZA	Management’s Discussion of Fund Performance
Invesco National AMT-Free Municipal Bond ETF (PZA)

As an index fund, the Invesco National AMT-Free Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofA National Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is composed of U.S. dollar-denominated, tax-exempt municipal debt publicly issued by U.S. states and territories and their political subdivisions, in the U.S. domestic market. Such securities are exempt from the federal alternative minimum tax and are considered investment grade based on an average of ratings by S&P Global Ratings, a division of S&P Global Inc., Moody’s Investors Service, Inc. and Fitch Ratings Inc. To be eligible for inclusion in the Index, such securities must have a term of at least 15 years remaining to final maturity, a fixed coupon schedule, and a minimum amount outstanding of $25 million per maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (12.42)%. On a net asset value (“NAV”) basis, the Fund returned (12.21)%. During the same time period, the Index returned (12.16)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by the positive effect of the sampling approach employed by the portfolio management team.

During this same time period, the Bloomberg Municipal Bond 20 Year Index (the “Benchmark Index”) returned (10.90)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 5,800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in Massachusetts bonds and most underweight in California bonds during the fiscal year ended August 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to differences in state weightings relative to the Benchmark Index, as well as fees and trading costs incurred by the Fund.

For the fiscal year ended August 31, 2022, New York bonds detracted most significantly from the Fund’s return, followed by California bonds. Puerto Rico bonds contributed most significantly to the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Harris County Texas Cultural, 4.13% coupon, due 07/01/2052 (portfolio average weight of 0.40%), and Ysleta Texas Independent School District, 4.25% coupon, due 08/15/2056 (portfolio average weight of 0.40%). Positions that detracted most significantly from the Fund’s return included Colorado Health Facilities, 3.00% coupon, due 11/15/2051 (portfolio average weight of 0.60%), and Colorado Health Facilities, 4.00% coupon, due 11/15/2050 (portfolio average weight of 0.90%).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Health, Hospital, Nursing Home Revenue	18.47
Ad Valorem Property Tax	15.80
College & University Revenue	9.78
Water Revenue	8.76
Highway Tolls Revenue	7.56
Sales Tax Revenue	6.66
Income Tax Revenue	5.44
Lease Revenue	4.94
Miscellaneous Revenue	4.69
Electric Power Revenue	3.89
Port, Airport & Marina Revenue	3.53
Revenue Types Each Less Than 3%	9.48
Other Assets Less Liabilities	1.00

18

Invesco National AMT-Free Municipal Bond ETF (PZA) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2022
Security
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020 A, RB, 5.00%, 06/01/2037	1.03
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group), Series 2021 A, Ref. RB, 4.00%, 11/15/2050	0.94
San Diego Unified School District, Series 2020 M-2, GO Bonds, 4.00%, 07/01/2050	0.68
Los Angeles (County of), CA Public Works Financing Authority, Series 2016 D, RB, 5.00%, 12/01/2045	0.60
Massachusetts (Commonwealth of), Series 2019 A, GO Bonds, 5.25%, 01/01/2044	0.59
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group), Series 2021 A, Ref. RB, 3.00%, 11/15/2051	0.57
Licking Heights Local School District, Series 2022, GO Bonds, 5.50%, 10/01/2059	0.56
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2019 B, RB, 5.00%, 12/01/2044	0.55
Grand Parkway Transportation Corp., Series 2018 A, RB, 5.00%, 10/01/2043	0.54
Chicago (City of), IL Transit Authority, Series 2017, RB, 5.00%, 12/01/2051	0.53
Total	6.59

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—ICE BofA National Long-Term Core Plus Municipal Securities Index	(12.16)%	(1.56)%	(4.60)%	1.24%	6.38%	2.77%	31.48%	3.79%	74.00%
Bloomberg Municipal Bond 20 Year Index	(10.90)	(1.16)	(3.45)	1.60	8.25	2.80	31.85	4.10	81.87
Fund
NAV Return	(12.21)	(2.13)	(6.27)	0.73	3.68	2.24	24.84	3.27	61.46
Market Price Return	(12.42)	(2.22)	(6.52)	0.70	3.53	2.21	24.43	3.20	59.73

19

Invesco National AMT-Free Municipal Bond ETF (PZA) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-ICE BofA National Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch National Insured Long-Term Core Municipal Securities Index, the Fund’s underlying index from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through August 31, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

20

PZT	Management’s Discussion of Fund Performance
Invesco New York AMT-Free Municipal Bond ETF (PZT)

As an index fund, the Invesco New York AMT-Free Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofA New York Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is composed of U.S. dollar-denominated, tax-exempt municipal debt publicly issued by New York or any U.S. territory and their political subdivisions in the U.S. domestic market. Such securities are exempt from the federal alternative minimum tax and are considered investment grade based on an average of ratings by S&P Global Ratings, a division of S&P Global Inc., Moody’s Investors Service, Inc. and Fitch Ratings Inc. To be eligible for inclusion in the Index, such securities must have a term of at least 15 years remaining to final maturity, a fixed coupon schedule, and a minimum amount outstanding of $25 million per maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (12.49)%. On a net asset value (“NAV”) basis, the Fund returned (12.55)%. During the same time period, the Index returned (12.68)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive effect of the sampling approach employed by the portfolio management team, which was partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Municipal Bond 20 Year Index (the “Benchmark Index”) returned (10.90)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 5,800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the market for municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in New York bonds and most underweight in California bonds during the fiscal year ended August 31, 2022. The majority of the Fund’s underperformance, on a NAV basis, relative to the Benchmark Index during the period can be attributed to overweight allocation to New York bonds.

For the fiscal year ended August 31, 2022, New York bonds detracted most significantly from the Fund’s return. Guam bonds were the only contributor to the Fund’s return during the period.

Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2022, included New York

(State of) Dormitory Authority, 4.00% coupon, due 02/15/2044 (portfolio average weight of 3.30%), and New York (City of), NY Industrial Development Agency, 3.00% coupon, due 03/01/2049 (portfolio average weight of 1.30%). Positions that contributed most significantly to the Fund’s return included New York (City of), NY Municipal Water Finance Authority, 4.00% coupon, due 06/15/2051 (portfolio average weight of 2.10%), and MTA Hudson Rail Yards Trust Obligations, 5.00% coupon, due 11/15/2051 (portfolio average weight of 1.10%).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Income Tax Revenue	16.28
Water Revenue	13.52
Miscellaneous Revenue	11.30
Electric Power Revenue	11.08
Highway Tolls Revenue	8.21
Ad Valorem Property Tax	6.94
College & University Revenue	5.99
Health, Hospital, Nursing Home Revenue	5.42
Port, Airport & Marina Revenue	4.27
Lease Revenue	3.67
Hotel Occupancy Tax	3.48
Revenue Types Each Less Than 3%	7.05
Other Assets Less Liabilities	2.79

21

Invesco New York AMT-Free Municipal Bond ETF (PZT) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2022
Security
New York (State of) Dormitory Authority (Bidding Group 3), Series 2017 B, Ref. RB, 4.00%, 02/15/2044	3.32
New York (State of) Power Authority (Green Transmission), Series 2022, RB, 4.00%, 11/15/2052	3.31
Triborough Bridge & Tunnel Authority, Series 2021 C-1A, RB, 4.00%, 05/15/2046	2.47
Battery Park (City of), NY Authority (Sustainability Bonds), Series 2019, RB, 5.00%, 11/01/2049	2.38
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2021 A, RB, 5.00%, 11/15/2051	2.31
New York (City of), NY Municipal Water Finance Authority, Series 2021 AA-1, RB, 4.00%, 06/15/2051	2.06
New York (State of) Utility Debt Securitization Authority, Series 2017, RB, 5.00%, 12/15/2038	1.91
New York (City of), NY, Series 2019 B-1, GO Bonds, 5.00%, 10/01/2039	1.88
New York (City of), NY Municipal Water Finance Authority, Series 2021 AA-1, RB, 5.00%, 06/15/2048	1.88
Long Island (City of), NY Power Authority, Series 2016 B, Ref. RB, 5.00%, 09/01/2041	1.86
Total	23.38

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—ICE BofA New York Long-Term Core Plus Municipal Securities Index	(12.68)%	(2.03)%	(5.97)%	0.82%	4.14%	2.45%	27.44%	3.41%	64.67%
Bloomberg Municipal Bond 20 Year Index	(10.90)	(1.16)	(3.45)	1.60	8.25	2.80	31.85	4.10	81.87
Fund
NAV Return	(12.55)	(1.96)	(5.75)	0.83	4.21	2.12	23.36	2.93	53.81
Market Price Return	(12.49)	(1.98)	(5.82)	0.86	4.35	2.11	23.20	2.87	52.36

22

Invesco New York AMT-Free Municipal Bond ETF (PZT) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-ICE BofA New York Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch New York Insured Long-Term Core Municipal Securities Index, the Fund’s underlying index from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through August 31, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

23

PGX	Management’s Discussion of Fund Performance
Invesco Preferred ETF (PGX)

As an index fund, the Invesco Preferred ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofA Core Plus Fixed Rate Preferred Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) selects securities for the Index, which is a market capitalization-weighted index designed to measure the total return performance of the fixed-rate U.S. dollar- denominated preferred securities market. The Index includes both traditional and other preferred securities. Unlisted preferred securities are excluded from the Index, but unlisted senior or subordinated debt- like securities are eligible for inclusion. The Index may include Rule 144A securities. Securities are selected for the Index using a rules-based methodology. Qualifying securities must be rated at least B3 (based on an average of ratings by Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings, a division of S&P Global Inc. (“S&P”) and Fitch Ratings, Inc. (“Fitch”)) and must have an investment grade country risk profile (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (13.91)%. On a net asset value (“NAV”) basis, the Fund returned (13.85)%. During the same time period, the Index returned (13.60)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned (12.94)%. The Benchmark Index is an unmanaged index weighted by modified market capitalization, which is based on the average performance of approximately 300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the preferred stock market, which includes convertible preferred stocks.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the real estate sector during the fiscal year ended August 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its security selection within the financials sector.

For the fiscal year ended August 31, 2022, the financials sector detracted most significantly from the Fund’s return, followed by the real estate sector. No sector contributed positively to the Fund’s return during the period.

Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2022, included JPMorgan Chase & Co., Series MM, Pfd., 4.20%, a financials company (portfolio average weight 1.42%), and Wells Fargo & Co., Series Z, Pfd., 4.75%, a financials company (portfolio average weight 1.43%). Positions that contributed most significantly to the Fund’s return included DCP Midstream L.P., Series B, Pfd., 7.88%, an energy company (portfolio average weight 0.12%), and Nustar Logistics L.P., Series B, Pfd., 7.65%, an energy company (portfolio average weight 0.21%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	67.88
Utilities	10.36
Real Estate	8.22
Communication Services	6.83
Consumer Discretionary	3.32
Sector Types Each Less Than 3%	3.04
Money Market Funds Plus Other Assets Less Liabilities	0.35

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Citigroup, Inc., Series K, Pfd., 6.88%	1.78
JPMorgan Chase & Co., Series DD, Pfd., 5.75%	1.39
Wells Fargo & Co., Series Q, Pfd., 5.85%	1.39
Wells Fargo & Co., Series Z, Pfd., 4.75%	1.36
JPMorgan Chase & Co., Series LL, Pfd., 4.63%	1.35
JPMorgan Chase & Co., Series MM, Pfd., 4.20%	1.35
JPMorgan Chase & Co., Series EE, Pfd., 6.00%	1.31
Bank of America Corp., Series KK, Pfd., 5.38%	1.29
Bank of America Corp., Series GG, Pfd., 6.00%	1.22
AT&T, Inc., Series C, Pfd., 4.75%	1.18
Total	13.62

*	Excluding money market fund holdings.

24

Invesco Preferred ETF (PGX) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—ICE BofA Core Plus Fixed Rate Preferred Securities Index	(13.60)%	(0.91)%	(2.71)%	1.63%	8.40%	4.31%	52.49%	3.53%	65.74%
S&P U.S. Preferred Stock Index	(12.94)	0.74	2.23	2.22	11.61	4.34	52.97	4.67	94.65
Fund
NAV Return	(13.85)	(1.15)	(3.41)	1.35	6.92	3.99	47.95	2.99	53.57
Market Price Return	(13.91)	(1.24)	(3.67)	1.36	6.98	3.97	47.53	2.87	51.06

Fund Inception: January 31, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.51% includes the unitary management fee of 0.50% and acquired fund fees and expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

-

The Blended-ICE BofA Core Plus Fixed Rate Preferred Securities Index is comprised of the performance of The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index, the Fund’s previous underlying index, from Fund inception through the conversion date, April 1, 2012, followed by the performance of the Index starting from the conversion date through August 31, 2022.

25

BAB	Management’s Discussion of Fund Performance
Invesco Taxable Municipal Bond ETF (BAB)

As an index fund, the Invesco Taxable Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofA US Taxable Municipal Securities Plus Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

ICE Data Indices, LLC (the “Index Provider”), oversees the Index, which is designed to measure the performance of U.S. dollar denominated taxable municipal debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.

Securities eligible for inclusion in the Index must have: (i) at least 18 months to final maturity at the time of issuance, (ii) at least one year remaining term to final maturity, (iii) a fixed coupon schedule, including zero coupon bonds, and (iv) an investment grade rating (based on an average of ratings by Moody’s Investors Services, Inc., S&P Global Ratings, a division of S&P Global Inc. and Fitch Ratings, Inc.). Component securities also must have a minimum amount outstanding that varies according to the bond’s initial term to final maturity at time of issuance: maturities between 1-5 years must have at least $10 million outstanding; maturities between 5-10 years must have at least $15 million outstanding; and maturities of 10 years or more must have at least $25 million outstanding. The Index excludes Rule 144A securities and securities in default. However, it may include bonds eligible to participate in the Build America Bond program created under the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid (“Build America Bonds”). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal and state income tax. The Index does not include bonds that, under the Build America Bond program, are eligible for tax credits. Build America Bonds must have at least $1 million outstanding to be eligible for inclusion in the Index.

The Index uses a capitalization weighted methodology, weighting the Index’s constituent bonds using a factor that equals their current amount outstanding multiplied by their market price, plus accrued interest. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (16.23)%. On a net asset value (“NAV”) basis, the Fund returned (16.38)%. During the same time period, the Index returned (15.36)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index due to fees and operating expenses that the Fund incurred during the period, as well as costs associated with portfolio rebalancing, sampling, and trading.

During this same time period, ICE BofA U.S. Corporate Master Index returned (14.51)% and the Bloomberg U.S. Aggregate Bond Index returned (11.52)% (each, a “Benchmark Index” and, collectively the “Benchmark Indices”). The Benchmark Indices are unmanaged indices weighted by market capitalization and based on the average performance of approximately 9,600 securities and 12,700 securities, respectively. These Benchmark Indices were selected for their recognition in the marketplace, and their performance comparisons are a useful measure for investors as broad representations of the market for investment grade corporate debt with at least one year to maturity, and the market for U.S. investment grade, fixed-rate bonds, respectively.

Relative to each Benchmark Index, the majority of the Fund’s underperformance during the period can be attributed to the Fund’s overweight allocation to California.

For the fiscal year ended August 31, 2022, California bonds detracted most significantly from the Fund’s return, followed by New York bonds and Texas bonds, respectively. No state contributed positively to the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included New York (State of) Dormitory Authority, 5.97% coupon, due 07/01/2042 (portfolio average weight of 0.02%), and Dallas (City of), TX Independent School District, 6.45% coupon, due 02/15/2035 (portfolio average weight of 0.26%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2022, included California (State of), 7.55% coupon, due 04/01/2039 (portfolio average weight of 1.39%), and California (State of), 7.50% coupon, due 04/01/2034 (portfolio average weight of 1.17%).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Ad Valorem Property Tax	20.54
College & University Revenue	14.55
Port, Airport & Marina Revenue	8.64
Miscellaneous Revenue	7.62
Electric Power Revenue	6.58
General Fund	6.38
Lease Revenue	5.47
Water Revenue	5.17
Sales Tax Revenue	5.08
Health, Hospital, Nursing Home Revenue	4.01
Highway Tolls Revenue	3.49
Revenue Types Each Less Than 3%	11.4
Money Market Funds Plus Other Assets Less Liabilities	1.07

26

Invesco Taxable Municipal Bond ETF (BAB) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
California (State of), Series 2009, GO Bonds, 7.55%, 04/01/2039	1.37
New York & New Jersey (States of) Port Authority, Series 2020 AAA, RB, 1.09%, 07/01/2023	1.28
Fort Lauderdale (City of), FL, Series 2020, Ref. RB, 0.75%, 01/01/2024	1.18
California (State of), Series 2009, GO Bonds, 7.50%, 04/01/2034	1.15
California (State of), Series 2009, GO Bonds, 7.30%, 10/01/2039	0.98
New York (City of), NY, Subseries 2019 A-2, GO Bonds, 2.13%, 08/01/2024	0.79
Allegheny (County of), PA, Series 2020 C-79, Ref. GO Bonds, 2.09%, 11/01/2033	0.79
University of California, Series 2020 BG, RB, 1.32%, 05/15/2027	0.78
University of California, Series 2019 BD, RB, 3.35%, 07/01/2029	0.78
American Municipal Power, Inc. (Combined Hydroelectric), Series 2010 B, RB, 8.08%, 02/15/2050	0.76
Total	9.86

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—ICE BofA US Taxable Municipal Securities Plus Index	(15.36)%	(2.43)%	(7.11)%	1.45%	7.46%	3.22%	37.25%	5.31%	93.73%
ICE BofA U.S. Corporate Master Index	(14.51)	(1.93)	(5.69)	1.11	5.69	2.41	26.88	3.79	60.96
Bloomberg U.S. Aggregate Bond Index	(11.52)	(2.00)	(5.87)	0.52	2.62	1.35	14.36	2.38	35.12
Fund
NAV Return	(16.38)	(3.19)	(9.26)	1.10	5.62	2.94	33.60	5.12	89.27
Market Price Return	(16.23)	(3.34)	(9.70)	1.06	5.39	2.93	33.44	5.08	88.48

27

Invesco Taxable Municipal Bond ETF (BAB) (continued)

Fund Inception: November 17, 2009

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

-

The Blended-ICE BofA US Taxable Municipal Securities Plus Index is comprised of the performance of the ICE BofAML Build America Bond Index, the Fund’s previous underlying index, from Fund inception through the conversion date, May 31, 2017, followed by the performance of the Index starting at the conversion date through August 31, 2022.

28

CLTL	Management’s Discussion of Fund Performance
Invesco Treasury Collateral ETF (CLTL)

As an index fund, the Invesco Treasury Collateral ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE U.S. Treasury Short Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index.

The Index is designed to measure the performance of U.S. Treasury Obligations with a maximum remaining maturity of less than 12 months. “U.S. Treasury Obligations” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. They include U.S. Treasury notes, bills and bonds. The Fund expects to invest 100% of its total assets in cash and U.S. Treasury Obligations with a maximum remaining maturity of less than 12 months. The Index includes all publicly-issued, non-convertible U.S. Treasury Obligations that: (i) are issued in U.S. dollars, (ii) have a minimum remaining maturity of at least one month and a maximum remaining maturity of less than 12 months at the time of rebalance, (iii) have a fixed coupon schedule, and (iv) have a minimum amount outstanding of $300 million.

The Index excludes inflation-linked securities, floating rate notes, any government agency debt issued with or without a government guarantee and Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The Index uses a market value-weighted methodology. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective. In managing the Fund, Invesco Advisers, Inc., the sub-adviser, selects component securities that are expected to have, in the aggregate, investment characteristics, risk factors and liquidity measures that are similar to, and therefore are representative of, the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned 0.18%. On a net asset value (“NAV”) basis, the Fund returned 0.15%. During the same time period, the Index returned 0.09%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive effect of the sampling approach employed by the portfolio management team, which was partially offset by fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended August 31, 2022, bonds with maturities between 61-90 days duration detracted most significantly from the Fund’s return. Bonds with maturities between 8-12 days duration contributed most significantly to the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included U.S. Treasury Bill, due 10/11/2022 (portfolio average weight of 0.73%), and U.S. Treasury Bill, due 10/25/2022 (portfolio average weight of 0.73%). Positions that detracted most significantly from the Fund’s return included U.S. Treasury Bill, due 01/26/2023 (portfolio average weight of 1.00%), and U.S. Treasury Bill, due 12/29/2022 (portfolio average weight of 0.95%).

Security Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
U.S. Treasury Bills	59.72
U.S. Treasury Notes	40.56
Money Market Funds Plus Other Assets Less Liabilities	(0.28)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
U.S. Treasury Notes, 2.00%, 10/31/2022	4.00
U.S. Treasury Bills, 1.74%-2.45%, 10/04/2022	3.63
U.S. Treasury Bills, 1.87%-2.54%, 10/11/2022	3.63
U.S. Treasury Bills, 1.91%-2.55%, 10/18/2022	3.63
U.S. Treasury Bills, 1.93%-2.57%, 10/20/2022	3.63
U.S. Treasury Bills, 2.02%-2.56%, 10/25/2022	3.62
U.S. Treasury Bills, 2.58%-2.87%, 12/01/2022	3.26
U.S. Treasury Bills, 1.97%-2.61%, 11/03/2022	2.84
U.S. Treasury Bills, 2.59%-2.65%, 11/10/2022	2.66
U.S. Treasury Bills, 2.82%, 11/25/2022	2.41
Total	33.31

*	Exlcuding money market fund holdings.

29

Invesco Treasury Collateral ETF (CLTL) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
ICE U.S. Treasury Short Bond Index	0.09%	0.59%	1.78%	1.15%	5.90%	1.11%	6.39%
Fund
NAV Return	0.15	0.58	1.75	1.11	5.66	1.06	6.10
Market Price Return	0.18	0.58	1.76	1.11	5.67	1.05	6.09

Fund Inception: January 12, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.08% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in the Index’s constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

30

VRP	Management’s Discussion of Fund Performance
Invesco Variable Rate Preferred ETF (VRP)

As an index fund, the Invesco Variable Rate Preferred ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE Variable Rate Preferred & Hybrid Securities Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the components of the Index, including American depositary receipts (“ADRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and calculates the Index, a market capitalization-weighted index designed to track the performance of floating and variable rate investment grade and below investment grade U.S. dollar denominated preferred stock, as well as certain types of hybrid securities that are, in the judgment of the Index Provider, comparable to preferred stocks, that are issued by corporations in the U.S. domestic market. To be eligible for inclusion in the Index, the preferred stock or hybrid security must: (i) be publicly issued, (ii) be U.S.-registered or exempt from registration in the United States, (iii) have at least one day remaining to maturity and at least 18 months to maturity at the time of its issuance, (iv) be issued in either $25 or $1,000 par value increments, and (v) have a floating rate coupon or dividend, and must meet other minimum liquidity, trading volume and other requirements, as determined by the Index Provider. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (9.06)%. On a net asset value (“NAV”) basis, the Fund returned (8.63)%. During the same time period, the Index returned (8.39)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by the positive effect of the sampling approach employed by the portfolio management team.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned (12.94)%. The Benchmark Index is an unmanaged index weighted by modified market capitalization and based on the average performance of approximately 300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the primarily fixed-rate preferred stock market.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the health care sector during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection to the financials sector.

For the fiscal year ended August 31, 2022, the financials and utilities sectors detracted most significantly from the Fund’s return. No sector contributed positively to the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Citigroup Capital XIII, Pfd., 9.18%, a financial company (portfolio average weight of 1.10%), and General Electric Co., Series D, 5.16%, an industrial company (portfolio average weight of 2.30%). Positions that detracted most significantly from the Fund’s return included Wells Fargo & Co., Series BB, 3.90%, a financial company (portfolio average weight of 1.40%) and Charles Schwab Corp. (The), Series I, 4.00%, a financial company (portfolio average weight of 0.90%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	72.84
Energy	10.99
Utilities	8.01
Industrials	3.55
Sector Types Each Less Than 3%	3.59
Money Market Funds Plus Other Assets Less Liabilities	1.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
General Electric Co., Series D, 5.16%	2.32
Wells Fargo & Co., Series BB, 3.90%	1.33
JPMorgan Chase & Co., Series I, Pfd., 6.28%	1.26
JPMorgan Chase & Co., Series HH, 4.60%	1.14
Charles Schwab Corp. (The), Series G, 5.38%	1.07
JPMorgan Chase & Co., Series V, 5.60%	1.07
Citigroup Capital XIII, Pfd., 9.18%	1.07
BP Capital Markets PLC, 4.38%	1.03
BP Capital Markets PLC, 4.88%	0.99
Bank of America Corp., Series FF, 5.88%	0.92
Total	12.20

*	Excluding money market fund holdings.

31

Invesco Variable Rate Preferred ETF (VRP) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended—ICE Variable Rate Preferred & Hybrid Securities Index	(8.39)%	1.57%	4.80%	2.52%	13.25%	4.15%	40.31%
S&P U.S. Preferred Stock Index	(12.94)	0.74	2.23	2.22	11.61	3.84	36.84
Fund
NAV Return	(8.63)	1.31	3.97	2.25	11.77	3.88	37.35
Market Price Return	(9.06)	1.20	3.65	2.21	11.53	3.84	36.84

Fund Inception: May 1, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

-

The Blended-ICE Variable Rate Preferred & Hybrid Securities Index is comprised of the performance of the Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index, the Fund’s previous underlying index, from Fund inception through the conversion date, June 30, 2021, followed by the performance of the Index starting at the conversion date through August 31, 2022.

32

PVI	Management’s Discussion of Fund Performance
Invesco VRDO Tax-Free ETF (PVI)

As an index fund, the Invesco VRDO Tax-Free ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE US Municipal AMT-Free VRDO Constrained Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and calculates the Index, which tracks the performance of U.S. dollar denominated tax-exempt variable rate demand obligations (“VRDOs”) that are publicly issued by U.S. states and territories, and their political subdivisions, and that have interest rates that reset daily, weekly or monthly. Securities eligible for the Index must have at least one day remaining term to final maturity, at least $10 million amount outstanding, an investment grade rating (based on an average of ratings from Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings, Inc.) Securities whose interest is subject to the U.S. alternative minimum tax are excluded from the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned 0.17%. On a net asset value (“NAV”) basis, the Fund returned 0.17%. During the same time period, the Index returned 0.38%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Municipal 1-Year Bond Index (the “Benchmark Index”) returned (1.59)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 7,700 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the market for municipal securities with no more than a 1-year duration.

Relative to the Benchmark Index, the Fund was most overweight in California bonds and most underweight in New York bonds during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight in California and in New York bonds.

For the fiscal year ended August 31, 2022, New York bonds contributed most significantly to the Fund’s return, followed by California bonds and Texas bonds, respectively. There were no states that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Build NYC

Resources Corp., 1.48% coupon, due 04/01/2045 (portfolio average weight of 4.37%), and Metropolitan Transportation Authority, 1.48 coupon, due 11/01/2026 (portfolio average weight of 3.59%). There were no detracting positions for the fiscal year ended August 31, 2022.

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Health, Hospital, Nursing Home Revenue	19.77
Water Revenue	15.80
Miscellaneous Revenue	12.61
Ad Valorem Property Tax	10.09
Electric Power Revenue	7.32
Local or GTD Housing	5.99
Sales Tax Revenue	5.99
Port, Airport & Marina Revenue	4.81
Lease Revenue	4.41
College & University Revenue	4.26
Transit Revenue	3.15
Revenue Types Each Less Than 3%	4.56
Other Assets Less Liabilities	1.24

33

Invesco VRDO Tax-Free ETF (PVI) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2022
Security
California (State of) Health Facilities Financing Authority (Dignity Health), Series 2011 B, VRD RB, 1.35%, 03/01/2047	3.78
Illinois (State of) Finance Authority (Carle Foundation (The)), Series 2021 C, VRD RB, 1.47%, 08/15/2052	3.78
Indianapolis (City of), IN (Capital Place Apartments, Covington Square Apartments and the Woods at Oak Crossing), Series 2008, VRD RB, 1.62%, 05/15/2038	3.78
Geneva (City of), NY Industrial Development Agency, Series 2008, VRD RB, 1.52%, 12/01/2037	3.78
North Carolina (State of) Medical Care Commission (Novant Health Obligated Group), Series 2004 A, VRD RB, 1.55%, 11/01/2034	3.78
Emmaus (Borough of), PA General Authority, Series 1996, VRD RB, 1.66%, 12/01/2028	3.78
Missouri (State of) Health & Educational Facilities Authority (BJC Health System), Series 2008 C, VRD RB, 1.46%, 05/15/2038	3.63
Build NYC Resource Corp. (The Asia Society Project), Series 2015, Ref. VRD RB, 1.48%, 04/01/2045	3.62
Washington (State of) Suburban Sanitary Commission, Series 2015 A-2, VRD RB, 1.47%, 06/01/2023	3.31
Los Angeles (City of), CA Department of Water & Power, Subseries 2001 B-7, Ref. VRD RB, 1.20%, 07/01/2034	3.15
Total	36.39

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—ICE US Municipal AMT-Free VRDO Constrained Index	0.38%	0.44%	1.32%	0.78%	3.97%	0.51%	5.19%	0.66%	10.19%
Bloomberg Municipal 1-Year Bond Index	(1.59)	0.32	0.95	0.85	4.30	0.81	8.45	1.38	22.41
Fund
NAV Return	0.17	0.22	0.67	0.57	2.88	0.31	3.18	0.61	9.40
Market Price Return	0.17	0.18	0.55	0.58	2.92	0.31	3.14	0.61	9.40

34

Invesco VRDO Tax-Free ETF (PVI) (continued)

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

-

The Blended-ICE US Municipal AMT-Free VRDO Constrained Index is comprised of the performance of the Thomson Municipal Market Data VRDO Index, the Fund’s underlying index from Fund inception through the conversion date, August 5, 2010, followed by the performance of the Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index, the Fund’s underlying index for the period August 5, 2010 through March 24, 2021, followed by the performance of the Index for the period March 24, 2021 through August 31, 2022.

35

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 15, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

36

Invesco 1-30 Laddered Treasury ETF (PLW)

August 31, 2022

Schedule of Investments

	Principal Amount	Value
U.S. Treasury Securities-99.85%
U.S. Treasury Bonds-85.62%
7.13%, 02/15/2023(a)	$18,910,800	$19,254,729
7.63%, 02/15/2025	17,085,900	18,750,107
6.00%, 02/15/2026	17,199,100	18,615,338
6.63%, 02/15/2027(a)	16,300,500	18,466,683
5.25%, 02/15/2029	16,440,000	18,303,628
5.38%, 02/15/2031	34,278,400	39,821,860
4.50%, 02/15/2036	42,817,500	49,542,022
4.75%, 02/15/2037	14,911,600	17,715,680
4.38%, 02/15/2038	15,279,900	17,503,842
3.50%, 02/15/2039	16,783,200	17,274,240
4.63%, 02/15/2040	14,799,300	17,407,388
4.75%, 02/15/2041	14,523,300	17,262,304
3.13%, 02/15/2042	17,583,200	16,605,134
3.13%, 02/15/2043	17,721,800	16,552,577
3.63%, 02/15/2044	16,421,700	16,551,919
2.50%, 02/15/2045	19,378,700	16,105,516
2.50%, 02/15/2046	19,452,500	16,123,539
3.00%, 02/15/2047	17,647,000	16,096,339
3.00%, 02/15/2048	17,591,200	16,197,647
3.00%, 02/15/2049	17,519,300	16,377,124
2.00%, 02/15/2050	21,066,200	16,022,655
1.88%, 02/15/2051	21,704,200	15,922,065
2.25%, 02/15/2052	21,194,600	17,015,290

		449,487,626

U.S. Treasury Notes-14.23%
2.75%, 02/15/2024	19,570,800	19,378,914
2.75%, 02/15/2028	19,121,000	18,566,790
1.50%, 02/15/2030	20,693,600	18,411,646
1.88%, 02/15/2032	20,441,600	18,330,366

		74,687,716

Total U.S. Treasury Securities (Cost $593,587,821)		524,175,342

	Shares	Value
Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(b)(c) (Cost $46,479)	46,479	$46,479

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateralfrom securities on loan)-99.86% (Cost $593,634,300)		524,221,821

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.02%
Invesco Private Government Fund, 2.29%(b)(c)(d)	1,506,072	1,506,072
Invesco Private Prime Fund, 2.37%(b)(c)(d)	3,874,212	3,874,600

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,380,587)		5,380,672

TOTAL INVESTMENTS IN SECURITIES-100.88% (Cost $599,014,887)		529,602,493
OTHER ASSETS LESS LIABILITIES-(0.88)%		(4,615,924)

NET ASSETS-100.00%		$524,986,569

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at August 31, 2022.
(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$66,933	$16,963,427	$(16,983,881)	$ -	$ -	$ 46,479	$1,653

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco 1-30 Laddered Treasury ETF (PLW)–(continued)

August 31, 2022

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$ -	$277,070,486	$(275,564,414)	$-	$-	$1,506,072	$20,331	*
Invesco Private Prime Fund	-	450,832,262	(446,939,636)	85	(18,111)	3,874,600	53,988	*

Total	$66,933	$744,866,175	$(739,487,931)	$85	$(18,111)	$5,427,151	$75,972

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(c)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco California AMT-Free Municipal Bond ETF (PWZ)

August 31, 2022

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.63%
California-98.63%
Alameda (City of), CA Corridor Transportation Authority, Series 2016 B, Ref. RB, (INS - AGM)(a)	3.00%	10/01/2034	$2,000	$1,857,751
Alameda (City of), CA Corridor Transportation Authority, Series 2016 B, Ref. RB, (INS - AGM)(a)	5.00%	10/01/2035	1,500	1,579,040
Alameda (City of), CA Corridor Transportation Authority, Series 2022 C, RB, (INS - AGM)(a)	5.00%	10/01/2052	1,000	1,055,631
Alameda (County of), CA Transportation Commission, Series 2022, RB	5.00%	03/01/2045	1,750	1,984,943
Anaheim (City of), CA Public Financing Authority, Series 2014 A, Ref. RB(b)(c)	5.00%	05/01/2024	540	563,009
Bay Area Toll Authority (San Francisco Bay Area), Series 2017 S-7, Ref. RB	4.00%	04/01/2042	3,000	2,979,653
Bay Area Toll Authority (San Francisco Bay Area), Series 2017, Ref. RB	4.00%	04/01/2038	150	151,311
California (State of), Series 2013, GO Bonds	5.00%	04/01/2043	2,000	2,027,597
California (State of), Series 2013, GO Bonds	5.00%	11/01/2043	1,965	2,018,931
California (State of), Series 2014, GO Bonds	5.00%	10/01/2044	1,000	1,044,193
California (State of), Series 2014, Ref. GO Bonds	4.00%	11/01/2044	520	520,467
California (State of), Series 2015, GO Bonds	4.00%	03/01/2045	195	195,165
California (State of), Series 2015, GO Bonds	5.00%	03/01/2045	1,000	1,047,805
California (State of), Series 2015, Ref. GO Bonds	5.00%	08/01/2035	1,500	1,595,004
California (State of), Series 2016, GO Bonds	5.00%	09/01/2046	2,000	2,130,914
California (State of), Series 2017, GO Bonds	5.00%	11/01/2047	3,475	3,732,278
California (State of), Series 2018, GO Bonds	5.00%	10/01/2047	1,720	1,820,765
California (State of), Series 2019, Ref. GO Bonds	4.00%	10/01/2037	4,000	4,108,342
California (State of), Series 2020, GO Bonds	4.00%	03/01/2046	660	653,940
California (State of), Series 2020, GO Bonds	3.00%	03/01/2050	2,860	2,241,877
California (State of), Series 2021, GO Bonds	4.00%	10/01/2039	4,990	5,059,703
California (State of), Series 2021, GO Bonds	2.38%	12/01/2043	2,000	1,448,589
California (State of), Series 2021, GO Bonds	3.00%	12/01/2043	400	329,512
California (State of), Series 2021, GO Bonds	5.00%	12/01/2043	1,200	1,320,921
California (State of), Series 2021, GO Bonds	3.00%	12/01/2046	750	598,459
California (State of), Series 2021, GO Bonds	5.00%	12/01/2046	500	548,760
California (State of), Series 2021, GO Bonds	2.50%	12/01/2049	750	519,954
California (State of), Series 2021, GO Bonds	3.00%	12/01/2049	625	490,633
California (State of), Series 2021, Ref. GO Bonds	5.00%	09/01/2041	1,530	1,711,528
California (State of), Series 2021, Ref. GO Bonds	4.00%	10/01/2041	3,500	3,523,782
California (State of), Series 2022, Ref. GO Bonds	5.00%	04/01/2042	1,720	1,858,847
California (State of), Series 2022, Ref. GO Bonds	5.00%	04/01/2042	2,560	2,867,488
California (State of) (Green Bonds), Series 2014, GO Bonds	5.00%	10/01/2037	1,500	1,570,944
California (State of) Department of Water Resources, Series 2016 AW, Ref. RB(b)(c)	5.00%	12/01/2026	1,000	1,110,410
California (State of) Educational Facilities Authority (Stanford University) (Sustainability Bonds), Series 2021, Ref. RB	2.25%	04/01/2051	400	253,146
California (State of) Educational Facilities Authority (University of San Francisco), Series 2018 A, RB	5.00%	10/01/2053	2,000	2,128,791
California (State of) Health Facilities Financing Authority (Cedars Sinai Health System), Series 2021 A, Ref. RB	4.00%	08/15/2040	1,000	996,068
California (State of) Health Facilities Financing Authority (Cedars Sinai Health System), Series 2021 A, Ref. RB	4.00%	08/15/2048	4,535	4,411,426
California (State of) Health Facilities Financing Authority (Cedars Sinai Health System), Series 2021, Ref. RB	3.00%	08/15/2051	2,200	1,690,197
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2016 B, Ref. RB	5.00%	08/15/2035	500	536,525
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles), Series 2017 A, Ref. RB	5.00%	08/15/2042	6,500	6,723,657
California (State of) Health Facilities Financing Authority (Kaiser Permanente), Subseries 2017 A-2, RB	4.00%	11/01/2044	110	104,913
California (State of) Health Facilities Financing Authority (Kaiser Permanente), Subseries 2017 A-2, RB	5.00%	11/01/2047	6,000	6,829,490
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford), Series 2016 B, RB	5.00%	08/15/2055	1,000	1,047,259

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco California AMT-Free Municipal Bond ETF (PWZ)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford), Series 2017, RB	5.00%	11/15/2056	$145	$152,904
California (State of) Health Facilities Financing Authority (PIH Health), Series 2020 A, RB	4.00%	06/01/2050	5,000	4,574,672
California (State of) Health Facilities Financing Authority (Providence St. Joseph Health), Series 2016 A, Ref. RB	3.00%	10/01/2047	2,620	1,938,259
California (State of) Health Facilities Financing Authority (Providence St. Joseph Health), Series 2016 A, Ref. RB	4.00%	10/01/2047	335	317,558
California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2017 A, Ref. RB	4.00%	11/15/2040	885	869,129
California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2020 A, Ref. RB	4.00%	08/15/2050	13,700	12,858,106
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2015 A, Ref. RB(b)(c)	5.00%	08/15/2025	1,000	1,073,792
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2016 B, Ref. RB	4.00%	11/15/2041	885	864,695
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2017 A, Ref. RB	4.00%	11/15/2048	175	166,184
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2018 A, RB	4.00%	11/15/2042	170	165,792
California (State of) Infrastructure & Economic Development Bank, Series 2016 A, RB(b)(c)	4.00%	10/01/2026	1,000	1,061,965
California (State of) Infrastructure & Economic Development Bank (Academy Motion Picture Arts & Sciences Obligated Group), Series 2015 A, Ref. RB	5.00%	11/01/2041	1,000	1,020,846
California (State of) Infrastructure & Economic Development Bank (Academy Motion Picture Arts & Sciences Obligated Group), Series 2015, Ref. RB	4.00%	11/01/2045	395	382,065
California (State of) Infrastructure & Economic Development Bank (California State Teachers’ Retirement System Headquarters Expansion) (Green Bonds), Series 2019, RB	5.00%	08/01/2044	2,005	2,147,980
California (State of) Infrastructure & Economic Development Bank (California State Teachers’ Retirement System Headquarters Expansion) (Green Bonds), Series 2019, RB	5.00%	08/01/2049	1,250	1,331,600
California (State of) Infrastructure & Economic Development Bank (Los Angeles County Museum of Natural History Foundation), Series 2020, Ref. RB	3.00%	07/01/2050	2,000	1,519,927
California (State of) Infrastructure & Economic Development Bank (Los Angeles County Museum of Natural History Foundation), Series 2020, Ref. RB	4.00%	07/01/2050	1,250	1,180,483
California (State of) Infrastructure & Economic Development Bank (UCSF 2130 Third Street), Series 2017, RB	5.00%	05/15/2047	1,000	1,078,354
California (State of) Municipal Finance Authority (Clinicas Del Camino Real, Inc.), Series 2020, RB	4.00%	03/01/2050	3,085	2,633,036
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2017 A, Ref. RB	4.00%	02/01/2042	1,000	965,567
California (State of) Municipal Finance Authority (Eisenhower Medical Centers), Series 2017 A, Ref. RB	5.00%	07/01/2042	1,000	1,027,446
California (State of) Municipal Finance Authority (Green Bonds), Series 2021, RB, (INS - BAM) (a)	4.00%	05/15/2046	500	474,191
California (State of) Municipal Finance Authority (Green Bonds), Series 2021, RB, (INS - BAM) (a)	3.00%	05/15/2051	1,000	765,848
California (State of) Municipal Finance Authority (Green Bonds), Series 2021, RB, (INS - BAM) (a)	3.00%	05/15/2054	1,000	744,766
California (State of) Municipal Finance Authority (NorthBay Healthcare Group), Series 2017 A, RB	5.00%	11/01/2047	1,000	1,005,056
California (State of) Municipal Finance Authority (NorthBay Healthcare Group), Series 2017 A, RB	5.25%	11/01/2047	500	508,506
California (State of) Municipal Finance Authority (Orange County Civic Center Infrastructure Improvement Program - Phase I), Series 2017 A, RB	5.00%	06/01/2042	1,000	1,071,254
California (State of) Municipal Finance Authority (UCR North District Phase 1 Student Housing), Series 2019, RB	5.00%	05/15/2049	2,000	2,050,908
California (State of) Public Finance Authority (Hoag Memorial Hospital), Series 2022 A, RB	5.00%	07/15/2046	500	546,784
California (State of) Public Works Board (Green Bonds), Series 2021, RB	4.00%	11/01/2046	1,000	971,935
California (State of) Public Works Board (Green Bonds), Series 2021, RB	5.00%	11/01/2046	1,000	1,099,324
California (State of) Public Works Board (Various Capital), Series 2016 C, Ref. RB	5.00%	11/01/2034	670	723,825
California (State of) Statewide Communities Development Authority (Emanate Health), Series 2020 A, RB	3.00%	04/01/2050	1,000	743,462
California (State of) Statewide Communities Development Authority (Front Porch Communities & Services), Series 2021, Ref. RB	3.00%	04/01/2046	1,250	965,345
California (State of) Statewide Communities Development Authority (Front Porch Communities & Services), Series 2021, Ref. RB	4.00%	04/01/2051	1,900	1,724,460
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2016 A, Ref. RB	4.00%	08/15/2046	1,650	1,566,729
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2016 A, Ref. RB	4.00%	08/15/2051	165	153,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco California AMT-Free Municipal Bond ETF (PWZ)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2016 A, Ref. RB	5.00%	08/15/2051	$1,000	$1,033,143
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2018 A, Ref. RB	5.00%	12/01/2057	1,075	1,114,378
California (State of) Statewide Communities Development Authority (Marin General Hospital) (Green Bonds), Series 2018, RB	4.00%	08/01/2045	1,000	866,498
California (State of) Statewide Communities Development Authority (Methodist Hospital of Southern California), Series 2018; RB	5.00%	01/01/2048	1,975	2,014,391
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments - CHF-Irvine, LLC), Series 2016, Ref. RB	5.00%	05/15/2040	1,000	1,025,039
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments, Phase IV-A - CHF-Irvine, LLC), Series 2017 A, RB	5.00%	05/15/2047	1,500	1,535,841
California State University, Series 2015 A, Ref. RB	5.00%	11/01/2038	4,515	4,830,333
California State University, Series 2015 A, Ref. RB	5.00%	11/01/2047	2,000	2,123,365
California State University, Series 2016 A, Ref. RB	4.00%	11/01/2038	535	537,878
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2041	12,410	13,258,170
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2045	1,700	1,808,636
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2037	500	544,824
California State University, Series 2018 A, Ref. RB	5.00%	11/01/2048	3,000	3,246,934
California State University, Series 2019 A, RB	5.00%	11/01/2049	1,000	1,092,774
California State University, Series 2020 C, RB	4.00%	11/01/2045	1,720	1,668,627
Chabot-Las Positas Community College District (Election of 2016), Series 2017 A, GO Bonds	4.00%	08/01/2047	5,090	4,892,843
Chaffey Joint Union High School District (Election of 2012), Series 2015 B, GO Bonds	5.00%	08/01/2044	2,000	2,080,751
Chino Valley Unified School District, Series 2020 B, GO Bonds	5.00%	08/01/2055	5,000	5,459,032
Chino Valley Unified School District (Election of 2016), Series 2022 C, GO Bonds	4.00%	08/01/2055	6,835	6,434,660
Coachella Valley Unified School District (2005 Election), Series 2016 E, GO Bonds, (INS - AGM)(a)	4.00%	08/01/2045	1,500	1,435,779
Compton Unified School District, Series 2019 B, GO Bonds, (INS - BAM)(a)	4.00%	06/01/2049	115	110,022
Contra Costa Community College District (Election of 2014), Series 2014 A, GO Bonds	4.00%	08/01/2039	100	100,499
Desert Community College District, Series 2021 A-1, GO Bonds	4.00%	08/01/2051	500	475,777
East Bay Municipal Utility District Water System Revenue, Series 2015 A, Ref. RB	5.00%	06/01/2037	500	532,302
East Bay Municipal Utility District Water System Revenue (Green Bonds), Series 2017 A, RB	5.00%	06/01/2042	1,500	1,635,060
East Bay Municipal Utility District Water System Revenue (Green Bonds), Series 2017 A, RB	5.00%	06/01/2045	2,000	2,172,093
Folsom Cordova Unified School District, Series 2019 D, GO Bonds, (INS - AGM)(a)	4.00%	10/01/2044	250	243,453
Foothill-Eastern Transportation Corridor Agency, Subseries 2014 B-1, Ref. RB	3.95%	01/15/2053	2,000	1,817,760
Fremont Union High School District, Series 2015, GO Bonds	4.00%	08/01/2044	1,000	1,001,320
Fremont Union High School District, Series 2019 A, GO Bonds	4.00%	08/01/2046	3,110	3,081,132
Fresno Unified School District, Series 2022 B, GO Bonds	4.00%	08/01/2052	2,000	1,875,548
Fresno Unified School District, Series 2022 B, GO Bonds	4.00%	08/01/2055	2,500	2,328,709
Glendale Community College District, Series 2020 B, GO Bonds	3.00%	08/01/2047	1,000	762,018
Glendale Community College District, Series 2020 B, GO Bonds	4.00%	08/01/2050	2,400	2,362,175
Hayward Unified School District (Election of 2018), Series 2022, GO Bonds, (INS - BAM)(a)	4.00%	08/01/2050	10,000	9,569,522
Inland Valley Development Agency, Series 2014 A, Ref. RB, (INS - AGM)(a)	5.00%	09/01/2044	1,000	1,021,457
Irvine Unified School District (Community Facilities District No. 01-1), Series 2015, Ref. RB, (INS - BAM)(a)	5.00%	09/01/2038	1,600	1,675,196
Jurupa Unified School District, Series 2017 B, GO Bonds	4.00%	08/01/2041	2,000	1,974,652
Kaweah Delta Health Care District Guild, Series 2015 B, RB	4.00%	06/01/2045	240	228,306
Lodi Unified School District (Election of 2016), Series 2020, GO Bonds	3.00%	08/01/2043	5,000	4,015,986
Long Beach (City of), CA, Series 2015, RB	5.00%	05/15/2045	500	506,786
Long Beach (City of), CA, Series 2017 C, Ref. RB	5.00%	05/15/2047	1,500	1,613,374
Long Beach (City of), CA (Alamitos Bay Marina), Series 2015, RB	5.00%	05/15/2040	500	509,054
Long Beach Community College District, Series 2019 C, GO Bonds	4.00%	08/01/2049	1,500	1,427,585
Los Angeles (City of), CA, Series 2013 A, RB	5.00%	06/01/2043	2,860	2,905,877
Los Angeles (City of), CA (Green Bonds), Series 2017 A, RB	5.25%	06/01/2047	1,000	1,090,832
Los Angeles (City of), CA (Green Bonds), Series 2022 A, RB	5.00%	06/01/2047	3,000	3,370,715
Los Angeles (City of), CA Department of Airports, Series 2021 B, Ref. RB	5.00%	05/15/2045	1,500	1,630,065
Los Angeles (City of), CA Department of Airports, Series 2021 B, Ref. RB	5.00%	05/15/2048	1,900	2,058,304
Los Angeles (City of), CA Department of Airports (Green Bonds), Series 2022 I, RB	5.00%	05/15/2048	2,000	2,177,867

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco California AMT-Free Municipal Bond ETF (PWZ)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport), Series 2019 E, RB	5.00%	05/15/2044	$610	$651,949
Los Angeles (City of), CA Department of Water & Power, Series 2014 D, RB	5.00%	07/01/2039	1,000	1,040,428
Los Angeles (City of), CA Department of Water & Power, Series 2015 E, RB	5.00%	07/01/2044	1,000	1,039,154
Los Angeles (City of), CA Department of Water & Power, Series 2016 A, Ref. RB	5.00%	07/01/2046	1,000	1,056,692
Los Angeles (City of), CA Department of Water & Power, Series 2016 A, Ref. RB	5.00%	07/01/2046	2,500	2,638,489
Los Angeles (City of), CA Department of Water & Power, Series 2016 B, RB	5.00%	07/01/2042	1,500	1,588,375
Los Angeles (City of), CA Department of Water & Power, Series 2017 A, RB	5.00%	07/01/2042	1,500	1,606,286
Los Angeles (City of), CA Department of Water & Power, Series 2018 A, RB	5.00%	07/01/2048	2,000	2,160,515
Los Angeles (City of), CA Department of Water & Power, Series 2018 B, Ref. RB	5.00%	07/01/2048	5,000	5,435,435
Los Angeles (City of), CA Department of Water & Power, Series 2019 D, Ref. RB	5.00%	07/01/2049	2,235	2,433,803
Los Angeles (City of), CA Department of Water & Power, Series 2020 B, Ref. RB	5.00%	07/01/2039	2,250	2,504,433
Los Angeles (City of), CA Department of Water & Power, Series 2021 C, Ref. RB	5.00%	07/01/2037	1,000	1,124,601
Los Angeles (City of), CA Department of Water & Power, Series 2021 C, Ref. RB	5.00%	07/01/2040	1,000	1,111,259
Los Angeles (City of), CA Department of Water & Power, Series 2021 C, Ref. RB	5.00%	07/01/2041	1,000	1,108,091
Los Angeles (City of), CA Department of Water & Power, Series 2021, RB	5.00%	07/01/2045	3,750	4,135,365
Los Angeles (City of), CA Department of Water & Power, Series 2021, RB	5.00%	07/01/2051	3,250	3,534,250
Los Angeles (City of), CA Department of Water & Power, Series 2022 B, RB	5.00%	07/01/2047	4,000	4,424,168
Los Angeles (City of), CA Department of Water & Power, Series 2022 B, RB	5.00%	07/01/2052	3,000	3,284,307
Los Angeles (City of), CA Department of Water & Power, Series 2022 C, Ref. RB	5.00%	07/01/2041	2,500	2,805,827
Los Angeles (City of), CA Department of Water & Power, Series 2022 C, Ref. RB	5.00%	07/01/2042	2,500	2,799,938
Los Angeles (City of), CA Department of Water & Power, Series 2022 C, Ref. RB	5.00%	07/01/2043	1,500	1,686,054
Los Angeles (City of), CA Department of Water & Power, Series 2022 C, Ref. RB	5.00%	07/01/2043	2,000	2,230,640
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2017 A, RB	5.00%	07/01/2042	6,500	7,070,430
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2017 A, RB	5.00%	07/01/2041	1,000	1,089,533
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2019 A, RB	5.00%	07/01/2044	1,000	1,094,661
Los Angeles (County of), CA Public Works Financing Authority, Series 2015 A, RB	5.00%	12/01/2044	2,000	2,080,490
Los Angeles (County of), CA Public Works Financing Authority, Series 2016 D, RB	4.00%	12/01/2040	185	186,051
Los Angeles (County of), CA Public Works Financing Authority, Series 2016 D, RB	5.00%	12/01/2045	1,050	1,103,866
Los Angeles (County of), CA Public Works Financing Authority (Green Bonds), Series 2020 A, RB	5.00%	12/01/2045	2,050	2,276,471
Los Angeles (County of), CA Public Works Financing Authority (Green Bonds), Series 2020 A, RB	3.00%	12/01/2050	585	456,966
Los Angeles Community College District, Series 2016, Ref. GO Bonds	4.00%	08/01/2037	1,215	1,236,626
Los Angeles Community College District (Election of 2008), Series 2017 J, GO Bonds	4.00%	08/01/2041	250	252,277
Los Angeles Community College District (Election of 2008), Series 2019 K, GO Bonds	3.00%	08/01/2039	3,800	3,287,774
Los Angeles Community College District (Election of 2008), Series 2019 K, GO Bonds	4.00%	08/01/2039	100	101,351
Los Angeles Unified School District, Series 2020 C, GO Bonds	4.00%	07/01/2040	1,000	989,524
Los Angeles Unified School District, Series 2020 C, GO Bonds	3.00%	07/01/2045	1,000	777,615
Los Angeles Unified School District (Election of 2008), Series 2018 B-1, GO Bonds	5.00%	07/01/2038	1,000	1,096,690
Madera Unified School District (Election of 2014), Series 2017, GO Bonds	4.00%	08/01/2046	3,000	2,891,740
Marin (County of), CA Healthcare District (Election of 2013), Series 2015, GO Bonds	4.00%	08/01/2040	190	187,430
Marin (County of), CA Healthcare District (Election of 2013), Series 2017 A, GO Bonds	5.00%	08/01/2041	15,180	16,373,871
Marin (County of), CA Healthcare District (Election of 2013), Series 2017 A, GO Bonds	4.00%	08/01/2047	150	141,764
Metropolitan Water District of Southern California, Series 2020 A, RB	5.00%	10/01/2045	2,000	2,219,899
Metropolitan Water District of Southern California, Series 2021 A, RB	5.00%	10/01/2046	1,000	1,123,659
Metropolitan Water District of Southern California, Series 2021 A, RB	5.00%	10/01/2051	1,000	1,117,953
Moreno Valley Unified School District, Series 2021 C, GO Bonds, (INS - BAM)(a)	3.00%	08/01/2050	3,000	2,318,591
Morgan Hill Unified School District (Election of 2012), Series 2017 B, GO Bonds	4.00%	08/01/2047	3,000	2,970,646
Mountain View Shoreline Regional Park Community, Series 2018 A, RB, (INS - AGM)(a)	5.00%	08/01/2048	1,800	1,921,955
Ontario (City of), CA Public Financing Authority (Civic Center Improvements), Series 2022, RB, (INS - AGM)(a)	5.00%	11/01/2052	2,500	2,719,352
Orange (County of), CA Local Transportation Authority, Series 2019, RB	5.00%	02/15/2041	1,000	1,095,963
Orange (County of), CA Water District, Series 2017 A, Ref. RB	4.00%	08/15/2041	2,000	2,016,662
Oxnard Union High School District, Series 2020 B, GO Bonds	5.00%	08/01/2045	2,180	2,357,033
Oxnard Union High School District, Series 2022 C, GO Bonds	4.00%	08/01/2047	3,000	2,923,964
Regents of the University of California Medical Center, Series 2016 L, Ref. RB	5.00%	05/15/2041	1,000	1,058,946
Regents of the University of California Medical Center, Series 2016 L, Ref. RB	5.00%	05/15/2047	2,605	2,736,450
Regents of the University of California Medical Center, Series 2022 P, RB	5.00%	05/15/2042	5,000	5,533,183
Regents of the University of California Medical Center, Series 2022, RB	3.50%	05/15/2054	15,000	12,622,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco California AMT-Free Municipal Bond ETF (PWZ)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Riverside (County of), CA Transportation Commission, Series 2021 B1, Ref. RB	4.00%	06/01/2037	$600	$583,744
Riverside (County of), CA Transportation Commission, Series 2021 B1, Ref. RB	4.00%	06/01/2038	700	675,992
Riverside (County of), CA Transportation Commission, Series 2021 B1, Ref. RB	4.00%	06/01/2039	675	646,620
Riverside (County of), CA Transportation Commission, Series 2021 B1, Ref. RB	4.00%	06/01/2040	750	714,084
Riverside (County of), CA Transportation Commission, Series 2021 B1, Ref. RB	3.00%	06/01/2049	2,000	1,460,172
Riverside (County of), CA Transportation Commission, Series 2021 B-1, Ref. RB	4.00%	06/01/2046	625	573,597
Sacramento (City of), CA (Convention Center Complex), Series 2018 A, RB	5.00%	06/01/2048	2,700	2,832,609
Sacramento (City of), CA Municipal Utility District (Green Bonds), Series 2020 H, RB	5.00%	08/15/2050	7,100	7,811,181
Sacramento (City of), CA Unified School District (Election of 2020), Series 2022 A, GO Bonds, (INS - BAM)(a)	5.50%	08/01/2047	1,500	1,695,512
Sacramento (City of), CA Unified School District (Election of 2020), Series 2022 A, GO Bonds, (INS - BAM)(a)	5.50%	08/01/2052	3,000	3,379,892
Sacramento (County of), CA Sanitation Districts Financing Authority, Series 2014 A, Ref. RB	5.00%	12/01/2044	1,525	1,576,338
Sacramento City Unified School District (Measure Q) (Election of 2012), Series 2021 G, GO Bonds, (INS - AGM)(a)	4.00%	08/01/2049	1,000	942,714
Salinas Union High School District, Series 2022 A, GO Bonds	4.00%	08/01/2047	2,500	2,373,373
San Diego (City of), CA Association of Governments, Series 2017 A, RB	5.00%	07/01/2042	1,000	1,063,694
San Diego (City of), CA Public Facilities Financing Authority, Series 2020 A, RB	4.00%	08/01/2045	300	287,968
San Diego (City of), CA Public Facilities Financing Authority (Capital Improvement), Series 2015 A, RB	5.00%	10/15/2044	1,000	1,062,901
San Diego (City of), CA Public Facilities Financing Authority (Capital Improvement), Series 2021 A, RB	5.00%	10/15/2046	1,535	1,687,249
San Diego (City of), CA Public Facilities Financing Authority (Capital Improvement), Series 2021 A, RB	4.00%	10/15/2050	500	470,321
San Diego (County of), CA Regional Airport Authority, Series 2019 A, Ref. RB	5.00%	07/01/2044	1,500	1,607,672
San Diego (County of), CA Regional Airport Authority, Series 2019 A, Ref. RB	5.00%	07/01/2049	3,000	3,191,869
San Diego (County of), CA Regional Airport Authority, Series 2021 A, RB	4.00%	07/01/2046	500	474,113
San Diego (County of), CA Regional Airport Authority, Series 2021 A, RB	5.00%	07/01/2046	750	806,402
San Diego (County of), CA Regional Transportation Commission, Series 2016 A, RB	5.00%	04/01/2048	1,000	1,061,011
San Diego (County of), CA Water Authority, Series 2022 A, RB	5.00%	05/01/2047	2,500	2,835,247
San Diego Unified School District (Election of 2012), Series 2016 F, GO Bonds	5.00%	07/01/2040	1,000	1,059,126
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds	5.00%	07/01/2041	13,535	14,645,501
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds	5.00%	07/01/2047	3,000	3,224,121
San Diego Unified School District (Election of 2012), Series 2019 L, GO Bonds	4.00%	07/01/2049	4,560	4,333,747
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Second Series 2013 B, RB	5.00%	05/01/2043	6,000	6,063,502
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2014 B, RB	5.00%	05/01/2044	2,000	2,051,374
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2016, RB	5.00%	05/01/2046	6,970	7,340,777
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2017 B, RB	5.00%	05/01/2047	2,000	2,127,737
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2019 F, RB	5.00%	05/01/2050	1,540	1,635,390
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2019, RB	5.00%	05/01/2049	3,000	3,187,767
San Francisco (City of), CA Public Utilities Commission (Hetch Hetchy Water), Series 2020 D, RB	3.00%	11/01/2050	2,000	1,496,228
San Francisco Bay Area Rapid Transit District (Green Bonds), Series 2019 F1, GO Bonds	3.00%	08/01/2038	3,500	3,125,879
San Francisco Bay Area Rapid Transit District (Green Bonds) (Election of 2016), Series 2022 D-1, GO Bonds	3.00%	08/01/2042	1,000	870,807
San Francisco Bay Area Rapid Transit District (Green Bonds) (Election of 2016), Series 2022 D-1, GO Bonds	4.00%	08/01/2047	1,500	1,483,004
San Francisco Community College District (Election of 2020), Series 2020 A, GO Bonds	4.00%	06/15/2045	3,000	2,852,083
San Mateo & Foster (Cities of), CA Public Financing Authority (Clean Water Program), Series 2019, RB	4.00%	08/01/2044	5,000	4,859,685
San Mateo & Foster (Cities of), CA Public Financing Authority (Clean Water Program), Series 2019, RB	5.00%	08/01/2049	6,500	7,084,531
San Mateo (City of), CA Joint Powers Financing Authority (Cordilleras Mental Health Center), Series 2021 A, RB	4.00%	06/15/2041	1,950	1,952,128
San Mateo Foster City School District, Series 2021 A, GO Bonds	2.50%	08/01/2046	1,000	700,382
San Mateo Foster City School District, Series 2021 A, GO Bonds	2.50%	08/01/2051	1,000	667,818

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco California AMT-Free Municipal Bond ETF (PWZ)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
San Mateo Union High School District, Series 2021 B, GO Bonds	2.00%	09/01/2045	$1,000	$626,974
San Mateo Union High School District, Series 2021 B, GO Bonds	2.13%	09/01/2048	1,000	618,092
San Rafael City High School District (Election of 2015), Series 2018 B, GO Bonds	4.00%	08/01/2047	5,000	4,784,091
Santa Clara (County of), CA Financing Authority, Series 2019 A, RB	3.00%	05/01/2041	1,000	828,946
Santa Clara Unified School District (Election of 2018), Series 2019, GO Bonds	4.00%	07/01/2048	100	98,682
Santa Clara Valley Water District, Series 2016 A, Ref. RB	5.00%	06/01/2046	4,090	4,322,811
Sequoia Union High School District (Election of 2014), Series 2014, GO Bonds(b)(c)	4.00%	07/01/2024	6,200	6,390,094
Simi Valley Unified School District (Election of 2016), Series 2017 A, GO Bonds	4.00%	08/01/2046	1,000	956,663
Transbay Joint Powers Authority (Green Bonds), Series 2020 A, RB	5.00%	10/01/2049	1,200	1,263,118
Tulare (County of), CA Local Health Care District, Series 2020, Ref. GO Bonds, (INS - BAM)(a)	4.00%	08/01/2039	2,000	1,981,415
University of California, Series 2013 AI, RB	5.00%	05/15/2038	3,515	3,573,643
University of California, Series 2016 AR, Ref. RB	5.00%	05/15/2046	1,115	1,188,486
University of California, Series 2017 AV, RB	5.25%	05/15/2042	4,000	4,352,942
University of California, Series 2018 AZ, Ref. RB	5.00%	05/15/2043	1,915	2,078,995
University of California, Series 2018 AZ, Ref. RB	5.00%	05/15/2048	3,500	3,781,732
University of California, Series 2019 BB, Ref. RB	5.00%	05/15/2049	705	769,304
University of California, Series 2020 BE, Ref. RB	4.00%	05/15/2047	4,750	4,575,008
University of California, Series 2020 BE, Ref. RB	4.00%	05/15/2050	2,000	1,905,528
University of California, Series 2021 BH, Ref. RB	4.00%	05/15/2046	6,000	5,797,752
University of California, Series 2021 BH, Ref. RB	4.00%	05/15/2051	4,355	4,140,646
University of California (Limited), Series 2017 M, RB	5.00%	05/15/2042	1,725	1,855,405
University of California (Limited), Series 2017 M, RB	4.00%	05/15/2047	125	119,709
University of California (Limited), Series 2018 O, Ref. RB	5.00%	05/15/2058	1,500	1,611,862
University of California (Limited), Series 2021 Q, Ref. RB	5.00%	05/15/2046	5,000	5,479,286
Vacaville Unified School District, Series 2020 D, GO Bonds	4.00%	08/01/2045	1,000	965,682
Vista Unified School District, Series 2022 B, GO Bonds, (INS - BAM)(a)	5.25%	08/01/2048	1,500	1,684,445

TOTAL INVESTMENTS IN SECURITIES(d)-98.63% (Cost $601,727,339)				558,873,001
OTHER ASSETS LESS LIABILITIES-1.37%				7,783,512

NET ASSETS-100.00%				$566,656,513

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco CEF Income Composite ETF (PCEF)

August 31, 2022

Schedule of Investments

	Shares	Value
Closed-End Funds-99.96%
Bonds-40.55%
Aberdeen Asia-Pacific Income Fund, Inc.(a)	3,781,979	$10,892,100
BlackRock Core Bond Trust(a)	650,789	7,627,247
BlackRock Credit Allocation Income Trust(a)	1,262,626	13,825,755
BlackRock Income Trust, Inc.	618,874	2,822,065
BlackRock Limited Duration Income Trust(a)	443,116	6,030,809
BlackRock Multi-Sector Income Trust(a)	375,930	6,093,825
BlackRock Taxable Municipal Bond Trust(a)	526,885	10,089,848
Cohen & Steers Limited Duration Preferred and Income Fund, Inc.	363,549	7,347,325
Cohen & Steers Select Preferred and Income Fund, Inc.	115,536	2,443,586
DoubleLine Income Solutions Fund(a)	1,415,222	17,661,971
DoubleLine Opportunistic Credit Fund	145,740	2,272,087
Eaton Vance Ltd. Duration Income Fund(a)	1,450,126	15,371,336
Eaton Vance Short Duration Diversified Income Fund(a)	164,039	1,825,754
First Trust Intermediate Duration Preferred & Income Fund	748,625	14,358,627
Flaherty & Crumrine Dynamic Preferred and Income Fund, Inc.	147,486	3,170,949
Flaherty & Crumrine Preferred & Income Securities Fund, Inc.(a)	330,368	5,619,560
Flaherty & Crumrine Preferred and Income Fund, Inc.(a)	82,148	1,035,065
Flaherty & Crumrine Total Return Fund, Inc.(a)	84,038	1,473,186
Franklin Ltd. Duration Income Trust	555,277	3,825,859
Franklin Universal Trust(a)	294,293	2,354,344
Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust(a)	155,422	2,778,945
Invesco Bond Fund(a)(b)	139,085	2,169,726
Invesco Senior Income Trust(b)	2,074,451	8,007,381
John Hancock Preferred Income Fund(a)	214,866	3,841,804
John Hancock Preferred Income Fund II	145,897	2,605,720
John Hancock Preferred Income Fund III(a)	216,909	3,433,669
John Hancock Premium Dividend Fund(a)	338,467	5,209,007
MFS Charter Income Trust	546,935	3,544,139
MFS Government Markets Income Trust(a)	390,844	1,367,954
MFS Intermediate Income Trust	1,406,223	4,106,171
MFS Multimarket Income Trust	751,760	3,473,131
Nuveen Credit Strategies Income Fund	1,900,475	10,243,560
Nuveen Floating Rate Income Fund	713,182	6,176,156
Nuveen Global High Income Fund	319,873	3,851,271
Nuveen Preferred & Income Opportunities Fund(a)	1,288,907	10,246,811
Nuveen Preferred & Income Securities Fund(a)	2,561,407	18,877,570
Nuveen Taxable Municipal Income Fund(a)	241,624	4,409,638
PIMCO Dynamic Income Opportunities Fund	1,406,261	20,953,289
PIMCO Income Strategy Fund(a)	259,511	2,348,575
PIMCO Income Strategy Fund II(a)	580,169	4,513,715
Pioneer Floating Rate Fund, Inc.	173,683	1,594,410
Putnam Master Intermediate Income Trust	622,913	2,130,362
Putnam Premier Income Trust	1,244,699	4,692,515
RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.(a)	241,914	2,542,516

	Shares	Value
Bonds-(continued)
RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., Rts., expiring 09/23/2022(a)	244,124	$5,127
TCW Strategic Income Fund, Inc.(a)	574,463	2,912,527
Templeton Global Income Fund(a)	1,273,658	5,922,510
Virtus Global Multi-Sector Income Fund	158,089	1,320,043
Western Asset Global Corporate Defined Opportunity Fund, Inc.(a)	131,883	1,780,420
Western Asset Inflation-Linked Opportunities & Income Fund(a)	865,193	8,876,880
Western Asset Inflation-Linked Securities & Income Fund	328,379	3,300,209
Western Asset Investment Grade Defined Opportunity Trust, Inc.(a)	104,841	1,796,975

		295,174,024

Bonds/High Yield-21.92%
AllianceBernstein Global High Income Fund, Inc.(a)	1,151,798	11,517,980
Allspring Income Opportunities Fund	745,079	5,088,890
Allspring Multi-Sector Income Fund(a)	331,139	3,354,438
Barings Global Short Duration High Yield Fund(a)	280,755	3,857,574
BlackRock Corporate High Yield Fund, Inc.	1,126,195	10,788,948
BlackRock Debt Strategies Fund, Inc.(a)	651,619	6,281,607
BlackRock Floating Rate Income Strategies Fund, Inc.(a)	447,374	5,395,330
BlackRock Floating Rate Income Trust(a)	276,816	3,155,702
BNY Mellon High Yield Strategies Fund	1,007,958	2,348,542
Credit Suisse Asset Management Income Fund, Inc.(a)	633,086	1,848,611
Credit Suisse High Yield Bond Fund	1,419,918	2,797,239
Delaware Ivy High Income Opportunities Fund(a)	234,079	2,682,545
Eaton Vance Floating-Rate Income Trust	357,249	4,311,995
Eaton Vance Senior Floating-Rate Trust	335,694	4,018,257
First Trust High Income Long/Short Fund(a)	459,648	5,483,601
First Trust Senior Floating Rate Income Fund II(a)	199,629	2,072,149
Highland Income Fund	1,224,576	14,388,768
Morgan Stanley Emerging Markets Debt Fund, Inc.(a)	308,138	2,079,932
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	1,017,878	4,570,272
Neuberger Berman High Yield Strategies Fund, Inc.(a)	201,494	1,791,282
New America High Income Fund, Inc. (The)	321,111	2,305,577
Nuveen NASDAQ 100 Dynamic Overwrite Fund(a)	332,321	7,507,131
PGIM Global High Yield Fund, Inc.	574,151	6,757,757
PGIM High Yield Bond Fund, Inc.(a)	462,301	5,908,207
PGIM Short Duration High Yield Opportunities Fund	345,842	5,260,257
PIMCO High Income Fund(a)	932,593	4,840,158
Pioneer High Income Fund, Inc.(a)	399,603	2,857,161
Templeton Emerging Markets Income Fund	657,516	3,320,456
Western Asset Emerging Markets Debt Fund, Inc.	931,118	8,529,041
Western Asset Global High Income Fund, Inc.	302,751	2,185,862

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco CEF Income Composite ETF (PCEF)–(continued)

August 31, 2022

	Shares	Value
Bonds/High Yield-(continued)
Western Asset High Income Fund II, Inc.(a)	762,448	$4,140,093
Western Asset High Income Opportunity Fund, Inc.(a)	1,335,592	5,329,012
Western Asset High Yield Defined Opportunity Fund, Inc.(a)	225,524	2,810,029

		159,584,403

Domestic Equity-1.13%
John Hancock Tax-Advantaged Dividend Income Fund	342,566	8,235,287

Equities-2.23%
Virtus Dividend, Interest & Premium Strategy Fund	1,324,041	16,219,502

Fixed Income-7.90%
Ares Dynamic Credit Allocation Fund, Inc.	324,555	4,238,688
Blackstone Long-Short Credit Income Fund(a)	176,907	2,122,884
John Hancock Income Securities Trust	115,612	1,368,846
Nuveen Core Plus Impact Fund(a)	445,073	5,327,524
PIMCO Corporate & Income Strategy Fund(a)	290,332	4,041,421
PIMCO Dynamic Income Fund	1,577,696	34,172,895
PIMCO Strategic Income Fund, Inc.(a)	318,811	1,731,144
Saba Capital Income & Opportunities Fund	531,667	4,471,320

		57,474,722

Option Income-26.23%
BlackRock Energy and Resources Trust(a)	431,967	4,993,538
BlackRock Enhanced Capital and Income Fund, Inc.	427,849	8,039,283
BlackRock Enhanced Equity Dividend Trust(a)	1,735,670	16,384,725
BlackRock Enhanced Global Dividend Trust	875,065	8,505,632
BlackRock Enhanced International Dividend Trust	1,420,480	6,903,533
BlackRock Health Sciences Trust(a)	94,264	3,892,161
BlackRock Resources & Commodities Strategy Trust	1,089,895	10,234,114
BlackRock Science & Technology Trust(a)	306,676	10,755,127
Brookfield Real Assets Income Fund, Inc.(a)	352,963	6,773,360
Columbia Seligman Premium Technology Growth Fund, Inc.(a)	113,756	3,289,824
Eaton Vance Enhanced Equity Income Fund	333,473	5,172,166
Eaton Vance Enhanced Equity Income Fund II(a)	369,184	6,464,412
Eaton Vance Risk-Managed Diversified Equity Income Fund(a)	446,314	4,123,941
Eaton Vance Tax-Managed Buy-Write Income Fund(a)	192,001	3,072,016
Eaton Vance Tax-Managed Buy-Write Opportunities Fund(a)	708,010	10,464,388

Investment Abbreviations:

Rts. -Rights

	Shares	Value
Option Income-(continued)
Eaton Vance Tax-Managed Diversified Equity Income Fund	1,084,764	$14,015,151
Eaton Vance Tax-Managed Global Buy Write Opportunities Fund	1,060,924	9,590,753
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	2,559,202	22,060,321
First Trust Enhanced Equity Income Fund(a)	167,415	2,844,381
GAMCO Natural Resources Gold & Income Trust	293,069	1,345,187
John Hancock Hedged Equity & Income Fund(a)	86,285	1,066,483
Madison Covered Call & Equity Strategy Fund(a)	151,169	1,153,419
Nuveen Dow 30sm Dynamic Overwrite Fund(a)	347,792	5,435,989
Nuveen S&P 500 Buy-Write Income Fund(a)	865,067	11,557,295
Nuveen S&P 500 Dynamic Overwrite Fund	142,348	2,249,098
Voya Global Advantage and Premium Opportunity Fund(a)	225,095	2,055,117
Voya Global Equity Dividend and Premium Opportunity Fund	1,109,616	6,047,407
Voya Infrastructure Industrials and Materials Fund	242,592	2,408,939

		190,897,760

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $793,187,895)		727,585,698

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.82%
Invesco Private Government Fund, 2.29%(b)(c)(d)	7,699,235	7,699,235
Invesco Private Prime Fund, 2.37%(b)(c)(d)	20,051,771	20,053,777

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $27,751,132)		27,753,012

TOTAL INVESTMENTS IN SECURITIES-103.78% (Cost $820,939,027)		755,338,710
OTHER ASSETS LESS LIABILITIES-(3.78)%		(27,479,684)

NET ASSETS-100.00%		$727,859,026

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco CEF Income Composite ETF (PCEF)–(continued)

August 31, 2022

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at August 31, 2022.
(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	August 31, 2021	at Cost	from Sales	(Depreciation)	(Loss)	August 31, 2022	Income

Invesco Bond Fund	$2,909,501	$524,587	$(580,881)	$(664,854)	$58,675	$2,169,726	$91,800

Invesco Senior Income Trust	9,293,431	2,914,739	(3,227,787)	(1,085,561)	112,559	8,007,381	729,037

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	-	31,437,802	(31,437,802)	-	-	-	2,043

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	4,905,376	102,319,136	(99,525,277)	-	-	7,699,235	46,198	*

Invesco Private Prime Fund	11,445,876	209,362,810	(200,753,895)	1,880	(2,894)	20,053,777	132,791	*

Total	$28,554,184	$346,559,074	$(335,525,642)	$(1,748,535)	$168,340 **	$37,930,119	$1,001,869

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Bond Fund	$77,302

(c)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

August 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.54%
Aerospace & Defense-2.64%
Hexcel Corp., 4.20%, 02/15/2027	$3,735,000	$3,559,713
Howmet Aerospace, Inc.
5.13%, 10/01/2024(b)	3,118,000	3,103,033
3.00%, 01/15/2029	3,472,000	2,937,104
TransDigm, Inc., 5.50%, 11/15/2027	11,058,000	9,965,635

		19,565,485

Air Freight & Logistics-0.64%
GXO Logistics, Inc., 1.65%, 07/15/2026	5,670,000	4,746,504

Airlines-3.73%
Delta Air Lines, Inc.
7.38%, 01/15/2026(b)	6,881,000	7,018,001
4.38%, 04/19/2028(b)	7,712,000	6,789,645
United Airlines Holdings, Inc., 4.88%, 01/15/2025(b)	14,666,000	13,889,834

		27,697,480

Auto Components-2.40%
American Axle & Manufacturing, Inc.,
5.00%, 10/01/2029(b)	5,618,000	4,773,334
Dana, Inc., 5.63%, 06/15/2028(b)	5,587,000	5,022,093
Goodyear Tire & Rubber Co. (The)
5.00%, 05/31/2026(b)	4,178,000	4,036,846
5.00%, 07/15/2029(b)	4,464,000	4,007,333

		17,839,606

Automobiles-3.10%
Ford Motor Co., 3.25%, 02/12/2032	13,012,000	10,205,702
Ford Motor Credit Co. LLC, 3.38%, 11/13/2025	13,980,000	12,782,473

		22,988,175

Building Products-0.39%
Griffon Corp., 5.75%, 03/01/2028(b)	3,116,000	2,887,597

Chemicals-2.58%
Avient Corp., 5.25%, 03/15/2023	4,006,000	4,011,208
Chemours Co. (The), 5.38%, 05/15/2027(b)	5,858,000	5,439,797
Olin Corp., 5.63%, 08/01/2029(b)	5,722,000	5,458,130
Scotts Miracle-Gro Co. (The), 4.00%, 04/01/2031(b)	5,668,000	4,265,170

		19,174,305

Commercial Services & Supplies-1.60%
CoreCivic, Inc., 8.25%, 04/15/2026(b)	4,558,000	4,549,821
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/2026	4,023,000	3,778,123
Steelcase, Inc., 5.13%, 01/18/2029(b)	3,795,000	3,555,904

		11,883,848

Communications Equipment-0.54%
Hughes Satellite Systems Corp., 6.63%, 08/01/2026(b)	4,253,000	4,031,376

Construction & Engineering-1.97%
AECOM, 5.13%, 03/15/2027(b)	8,198,000	7,966,816

	Principal Amount	Value
Construction & Engineering-(continued)
Fluor Corp.
3.50%, 12/15/2024(b)	$3,485,000	$3,375,223
4.25%, 09/15/2028(b)	3,595,000	3,255,161

		14,597,200

Consumer Finance-4.33%
Ally Financial, Inc., 5.75%, 11/20/2025(b)	12,497,000	12,646,624
Navient Corp.
6.13%, 03/25/2024(b)	4,116,000	4,020,838
5.50%, 03/15/2029(b)	4,580,000	3,716,704
OneMain Finance Corp.
7.13%, 03/15/2026(b)	3,561,000	3,354,195
6.63%, 01/15/2028(b)	3,579,000	3,276,181
SLM Corp., 4.20%, 10/29/2025(b)	5,600,000	5,134,851

		32,149,393

Containers & Packaging-3.03%
Ball Corp.
5.25%, 07/01/2025(b)	3,590,000	3,585,530
2.88%, 08/15/2030(b)	3,843,000	3,122,399
Berry Global, Inc., 1.57%, 01/15/2026	8,242,000	7,378,071
Crown Americas LLC, 5.25%, 04/01/2030(b)(c)	4,090,000	3,932,576
Silgan Holdings, Inc., 4.13%, 02/01/2028(b)	4,868,000	4,462,788

		22,481,364

Diversified Consumer Services-0.72%
Service Corp. International, 5.13%, 06/01/2029(b)	5,614,000	5,326,030

Diversified Telecommunication Services-1.87%
Lumen Technologies, Inc.
Series G, 6.88%, 01/15/2028(b)	7,607,000	6,858,623
Series Y, 7.50%, 04/01/2024(b)	6,975,000	7,039,868

		13,898,491

Electric Utilities-4.98%
DPL, Inc., 4.13%, 07/01/2025	10,457,000	9,881,865
FirstEnergy Corp.
Series B, 4.40%, 07/15/2027	5,801,000	5,504,047
Series C, 7.38%, 11/15/2031	4,920,000	5,780,409
NRG Energy, Inc., 6.63%, 01/15/2027(b)	6,889,000	6,854,046
PG&E Corp., 5.25%, 07/01/2030(b)	10,332,000	8,949,527

		36,969,894

Electronic Equipment, Instruments & Components-1.56%
CDW LLC/CDW Finance Corp.
2.67%, 12/01/2026	4,281,000	3,860,642
3.57%, 12/01/2031(b)	4,271,000	3,595,379
Vontier Corp.
1.80%, 04/01/2026	2,460,000	2,155,132
2.95%, 04/01/2031	2,544,000	1,960,534

		11,571,687

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)–(continued)

August 31, 2022

	Principal Amount	Value
Energy Equipment & Services-0.79%
Oceaneering International, Inc., 4.65%, 11/15/2024	$3,042,000	$2,842,214
Patterson-UTI Energy, Inc., 3.95%, 02/01/2028(b)	3,550,000	3,007,054

		5,849,268

Entertainment-1.28%
Netflix, Inc.
4.38%, 11/15/2026(b)	4,946,000	4,804,099
4.88%, 04/15/2028	4,849,000	4,722,078

		9,526,177

Equity REITs-4.80%
GLP Capital L.P./GLP Financing II, Inc.
5.38%, 04/15/2026	2,697,000	2,653,720
5.30%, 01/15/2029	2,722,000	2,635,292
iStar, Inc., 4.75%, 10/01/2024	2,619,000	2,623,426
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	5,398,000	4,856,048
RHP Hotel Properties L.P./RHP Finance Corp., 4.75%, 10/15/2027	4,193,000	3,818,355
Sabra Health Care L.P. 5.13%, 08/15/2026	1,999,000	1,935,220
3.90%, 10/15/2029(b)	2,121,000	1,854,466
SBA Communications Corp., 3.88%, 02/15/2027(b)	5,056,000	4,616,729
Service Properties Trust 4.35%, 10/01/2024	3,124,000	2,804,687
5.50%, 12/15/2027	3,122,000	2,704,870
VICI Properties L.P. 4.38%, 05/15/2025	2,631,000	2,572,500
5.13%, 05/15/2032(b)	2,700,000	2,567,025

		35,642,338

Food Products-0.50%
B&G Foods, Inc., 5.25%, 04/01/2025(b)	4,182,000	3,726,476

Gas Utilities-0.94%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.88%, 08/20/2026	7,311,000	6,969,613

Health Care Equipment & Supplies-0.55%
Teleflex, Inc., 4.63%, 11/15/2027(b)	4,344,000	4,072,717

Health Care Providers & Services-4.06%
Centene Corp., 4.63%, 12/15/2029	16,574,000	15,636,740
Encompass Health Corp., 4.75%, 02/01/2030	5,798,000	4,968,288
Tenet Healthcare Corp. 4.88%, 01/01/2026(b)(c)	5,122,000	4,888,053
4.25%, 06/01/2029(c)	5,316,000	4,613,703

		30,106,784

Hotels, Restaurants & Leisure-7.54%
Churchill Downs, Inc., 5.50%, 04/01/2027(b)(c)	2,824,000	2,711,148
Hilton Domestic Operating Co., Inc., 4.88%, 01/15/2030(b)	7,009,000	6,414,006
Hyatt Hotels Corp.
5.63%, 04/23/2025	2,143,000	2,166,344
6.00%, 04/23/2030(b)	2,042,000	2,093,209

	Principal Amount	Value
Hotels, Restaurants & Leisure-(continued)
Las Vegas Sands Corp. 3.20%, 08/08/2024(b)	$7,551,000	$7,151,853
3.90%, 08/08/2029(b)	7,170,000	6,123,398
MGM Resorts International
6.00%, 03/15/2023	4,564,000	4,570,212
4.75%, 10/15/2028(b)	4,800,000	4,225,140
Royal Caribbean Cruises Ltd.
5.25%, 11/15/2022	4,418,000	4,422,363
3.70%, 03/15/2028(b)	5,219,000	3,555,913
Travel + Leisure Co., Series J,
6.00%, 04/01/2027	4,705,000	4,474,174
Yum! Brands, Inc., 3.63%, 03/15/2031	9,613,000	8,109,623

		56,017,383

Household Durables-4.33%
Century Communities, Inc., 6.75%, 06/01/2027(b)	3,059,000	3,004,795
KB Home, 4.00%, 06/15/2031(b)	3,771,000	2,975,941
M/I Homes, Inc., 4.95%, 02/01/2028	3,570,000	3,155,876
MDC Holdings, Inc., 2.50%, 01/15/2031	4,617,000	3,309,854
Meritage Homes Corp., 6.00%, 06/01/2025	4,037,000	4,039,765
Newell Brands, Inc., 4.45%, 04/01/2026	7,234,000	6,812,764
Toll Brothers Finance Corp.
4.38%, 04/15/2023	340	339
4.88%, 03/15/2027(b)	2,686,000	2,595,915
3.80%, 11/01/2029(b)	2,820,000	2,399,343
Tri Pointe Group, Inc./Tri Pointe Homes, Inc., 5.88%, 06/15/2024	1,971,000	1,950,603
Tri Pointe Homes, Inc., 5.70%, 06/15/2028	2,074,000	1,881,800

		32,126,995

Household Products-0.54%
Spectrum Brands, Inc., 5.75%, 07/15/2025	4,079,000	3,984,577

Internet & Direct Marketing Retail-1.03%
QVC, Inc.
4.45%, 02/15/2025	4,720,000	4,341,716
4.38%, 09/01/2028(b)	4,281,000	3,274,387

		7,616,103

IT Services-0.34%
Twilio, Inc., 3.63%, 03/15/2029(b)	3,036,000	2,539,234

Machinery-1.77%
Hillenbrand, Inc.
5.00%, 09/15/2026(b)	1,738,000	1,691,569
3.75%, 03/01/2031(b)	1,911,000	1,620,765
Trinity Industries, Inc., 4.55%, 10/01/2024	4,352,000	4,238,739
Wabtec Corp. 4.40%, 03/15/2024	2,867,000	2,860,134
4.95%, 09/15/2028	2,771,000	2,695,296

		13,106,503

Media-5.10%
AMC Networks, Inc.
5.00%, 04/01/2024	2,416,000	2,359,007
4.25%, 02/15/2029(b)	2,703,000	2,209,973

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)–(continued)

August 31, 2022

	Principal Amount	Value
Media-(continued)
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 03/01/2030(c)	$11,146,000	$9,593,251
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., 4.91%, 07/23/2025(b)	10,358,000	10,352,381
DISH DBS Corp.
7.75%, 07/01/2026(b)	5,186,000	4,088,746
5.13%, 06/01/2029	6,201,000	3,683,456
Lamar Media Corp., 3.75%, 02/15/2028(b)	6,231,000	5,598,148

		37,884,962

Metals & Mining-3.01%
ATI, Inc., 5.88%, 12/01/2027	3,148,000	2,995,803
Carpenter Technology Corp., 6.38%, 07/15/2028	3,396,000	3,251,636
Cleveland-Cliffs Steel Corp., 7.00%, 03/15/2027	760	743
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	5,165,000	5,159,345
4.63%, 08/01/2030(b)	5,078,000	4,717,150
United States Steel Corp., 6.88%, 03/01/2029(b)	6,352,000	6,232,995

		22,357,672

Mortgage REITs-1.10%
Starwood Property Trust, Inc., 4.75%, 03/15/2025	8,553,000	8,156,226

Multiline Retail-0.93%
Nordstrom, Inc.
4.00%, 03/15/2027(b)	4,195,000	3,677,343
4.38%, 04/01/2030(b)	4,216,000	3,255,363

		6,932,706

Oil, Gas & Consumable Fuels-7.40%
Apache Corp., 4.25%, 01/15/2030(b)	7,215,000	6,520,123
Cheniere Energy, Inc., 4.63%, 10/15/2028(b)	8,772,000	8,452,348
EQM Midstream Partners L.P.
4.13%, 12/01/2026(b)	2,810,000	2,536,769
5.50%, 07/15/2028	2,725,000	2,495,868
EQT Corp.
6.13%, 02/01/2025	2,001,000	2,059,139
3.90%, 10/01/2027	2,114,000	2,003,935
Murphy Oil Corp.
5.75%, 08/15/2025(b)	2,700,000	2,678,940
5.88%, 12/01/2027(b)	2,584,000	2,516,790
Occidental Petroleum Corp.
5.55%, 03/15/2026(b)	7,510,000	7,701,505
6.63%, 09/01/2030(b)	8,190,000	8,760,843
Range Resources Corp.
4.88%, 05/15/2025	1,472,000	1,430,512
8.25%, 01/15/2029(b)	1,366,000	1,435,591
SM Energy Co., 6.50%, 07/15/2028(b)	3,261,000	3,145,512
Southwestern Energy Co.
5.70%, 01/23/2025(b)	1,629,000	1,630,955
5.38%, 03/15/2030(b)	1,710,000	1,605,109

		54,973,939

	Principal Amount	Value
Pharmaceuticals-0.57%
Elanco Animal Health, Inc., 6.40%, 08/28/2028(b)	$4,554,000	$4,263,409

Real Estate Management & Development-0.90%
Kennedy-Wilson, Inc., 4.75%, 03/01/2029	4,182,000	3,495,253
Newmark Group, Inc., 6.13%, 11/15/2023	3,175,000	3,179,824

		6,675,077

Semiconductors & Semiconductor Equipment-2.14%
Amkor Technology, Inc., 6.63%, 09/15/2027(b)(c)	5,435,000	5,318,202
Qorvo, Inc., 4.38%, 10/15/2029(b)	5,379,000	4,768,726
Skyworks Solutions, Inc.
1.80%, 06/01/2026	3,563,000	3,179,498
3.00%, 06/01/2031(b)	3,201,000	2,606,700

		15,873,126

Software-0.21%
Crowdstrike Holdings, Inc., 3.00%, 02/15/2029(b)	1,763,000	1,562,124

Specialty Retail-3.49%
Asbury Automotive Group, Inc., 4.75%, 03/01/2030(b)	5,558,000	4,745,837
Bath & Body Works, Inc., 5.25%, 02/01/2028(b)	8,864,000	7,954,953
Murphy Oil USA, Inc., 4.75%, 09/15/2029	6,587,000	6,048,953
Penske Automotive Group, Inc., 3.75%, 06/15/2029	8,496,000	7,197,811

		25,947,554

Technology Hardware, Storage & Peripherals-3.60%
Seagate HDD Cayman, 4.75%, 01/01/2025(b)	9,674,000	9,465,161
Western Digital Corp.
4.75%, 02/15/2026(b)	5,476,000	5,281,602
3.10%, 02/01/2032	6,264,000	4,725,624
Xerox Corp., 4.63%, 03/15/2023	7,318,000	7,284,506

		26,756,893

Textiles, Apparel & Luxury Goods-0.56%
Under Armour, Inc., 3.25%, 06/15/2026(b)	4,696,000	4,157,011

Thrifts & Mortgage Finance-0.99%
MGIC Investment Corp., 5.25%, 08/15/2028	3,801,000	3,550,799
Radian Group, Inc.
4.50%, 10/01/2024	420	402
4.88%, 03/15/2027	4,079,000	3,805,340

		7,356,541

Trading Companies & Distributors-1.20%
United Rentals North America, Inc., 4.88%, 01/15/2028	9,520,000	8,912,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)–(continued)

August 31, 2022

	Principal Amount	Value
Wireless Telecommunication Services-2.79%
Sprint Capital Corp., 6.88%, 11/15/2028 .	$9,422,000	$9,961,221
Sprint Corp., 7.88%, 09/15/2023	10,397,000	10,735,370

		20,696,591

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.54% (Cost $813,525,851)		731,599,320

	Shares

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-28.13%
Invesco Private Government Fund, 2.29%(d)(e)(f)	57,871,109	57,871,109

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 2.37%(d)(e)(f)	150,981,396	$150,996,498

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $208,856,683)		208,867,607

TOTAL INVESTMENTS IN SECURITIES-126.67% (Cost $1,022,382,534)		940,466,927
OTHER ASSETS LESS LIABILITIES-(26.67)%		(197,986,443)

NET ASSETS-100.00%		$742,480,484

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $31,056,933, which represented 4.18% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$7,095,283	$199,158,190	$(206,253,473)	$-	$-	$-	$20,293

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	66,093,480	250,235,296	(258,457,667)	-	-	57,871,109	346,160	*

Invesco Private Prime Fund	154,371,993	450,960,589	(454,267,255)	10,922	(79,751)	150,996,498	1,021,562	*

Total	$227,560,756	$900,354,075	$(918,978,395)	$10,922	$(79,751)	$208,867,607	$1,388,015

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

August 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-99.03%
Aerospace & Defense-2.27%
Boeing Co. (The)
4.88%, 05/01/2025	$75,000	$75,280
5.15%, 05/01/2030	25,000	24,673
General Dynamics Corp.
3.25%, 04/01/2025	30,000	29,577
3.75%, 05/15/2028	41,000	40,483
Huntington Ingalls Industries, Inc.
3.84%, 05/01/2025	20,000	19,590
3.48%, 12/01/2027	20,000	18,640
L3Harris Technologies, Inc.
3.85%, 06/15/2023	33,000	32,970
4.40%, 06/15/2028	38,000	37,465
Lockheed Martin Corp.
3.55%, 01/15/2026	72,000	71,531
3.90%, 06/15/2032(b)	60,000	59,026
Northrop Grumman Corp.
2.93%, 01/15/2025	50,000	48,760
3.25%, 01/15/2028	56,000	53,244
Raytheon Technologies Corp.
3.95%, 08/16/2025	60,000	60,067
4.13%, 11/16/2028	59,000	57,713
Textron, Inc., 3.00%, 06/01/2030(b)	45,000	39,113

		668,132

Air Freight & Logistics-0.84%
C.H. Robinson Worldwide, Inc., 4.20%, 04/15/2028	45,000	43,585
FedEx Corp.
3.25%, 04/01/2026	45,000	44,001
3.10%, 08/05/2029(b)	18,000	16,559
United Parcel Service, Inc.
3.90%, 04/01/2025	80,000	80,162
3.05%, 11/15/2027	64,000	62,456

		246,763

Airlines-0.14%
Southwest Airlines Co., 5.13%, 06/15/2027(b)	40,000	40,850

Auto Components-0.35%
BorgWarner, Inc., 2.65%, 07/01/2027(b)	60,000	54,718
Lear Corp., 3.80%, 09/15/2027(b)	50,000	47,354

		102,072

Automobiles-0.61%
General Motors Co., 6.13%, 10/01/2025	80,000	82,436
General Motors Financial Co., Inc., 3.10%, 01/12/2032(b)	60,000	48,596
PACCAR Financial Corp., 3.55%, 08/11/2025	50,000	49,595

		180,627

Banks-6.53%
Bank of America Corp.
3.30%, 01/11/2023	96,000	95,942
3.25%, 10/21/2027	150,000	142,195
Citigroup, Inc.
3.20%, 10/21/2026	130,000	124,416
4.45%, 09/29/2027	125,000	122,201

	Principal Amount	Value
Banks-(continued)
Comerica, Inc.
3.70%, 07/31/2023	$30,000	$29,974
4.00%, 02/01/2029	33,000	31,947
Fifth Third Bancorp, 3.65%, 01/25/2024(b)	50,000	49,721
Huntington Bancshares, Inc.
2.63%, 08/06/2024	40,000	38,876
2.55%, 02/04/2030	47,000	40,329
JPMorgan Chase & Co.
2.95%, 10/01/2026	171,000	162,895
4.25%, 10/01/2027	115,000	114,051
KeyCorp, 2.55%, 10/01/2029	40,000	34,341
Manufacturers and Traders Trust Co., 2.90%, 02/06/2025	88,000	85,317
PNC Financial Services Group, Inc. (The)
3.50%, 01/23/2024	80,000	79,817
2.55%, 01/22/2030	65,000	56,953
Regions Financial Corp.
2.25%, 05/18/2025(b)	50,000	47,748
1.80%, 08/12/2028	50,000	43,009
SVB Financial Group
1.80%, 10/28/2026	40,000	35,591
3.13%, 06/05/2030	35,000	30,095
Truist Bank, 3.63%, 09/16/2025	86,000	84,372
Truist Financial Corp., 1.95%, 06/05/2030	60,000	49,888
U.S. Bancorp 1.38%, 07/22/2030	100,000	80,242
Series V, 2.38%, 07/22/2026	91,000	86,005
Wells Fargo & Co.
3.00%, 04/22/2026	121,000	115,319
4.15%, 01/24/2029	140,000	136,100

		1,917,344

Beverages-1.57%
Coca-Cola Co. (The)
1.45%, 06/01/2027(b)	100,000	90,562
2.25%, 01/05/2032(b)	100,000	87,299
Constellation Brands, Inc., 2.25%, 08/01/2031.	40,000	32,738
Keurig Dr Pepper, Inc.
4.42%, 05/25/2025	40,000	40,323
4.60%, 05/25/2028	46,000	46,279
Molson Coors Beverage Co., 3.00%, 07/15/2026	48,000	45,052
PepsiCo, Inc.
2.75%, 03/01/2023	85,000	84,806
3.00%, 10/15/2027(b)	34,000	32,962

		460,021

Biotechnology-1.65%
AbbVie, Inc.
2.60%, 11/21/2024	35,000	33,852
3.20%, 11/21/2029	39,000	35,757
Amgen, Inc.
2.20%, 02/21/2027	80,000	73,676
2.00%, 01/15/2032	80,000	65,177
Biogen, Inc.
4.05%, 09/15/2025	46,000	45,838
2.25%, 05/01/2030	40,000	32,804

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2022

	Principal Amount	Value
Biotechnology-(continued)
Gilead Sciences, Inc.
3.65%, 03/01/2026	$78,000	$76,754
1.65%, 10/01/2030(b)	75,000	61,346
Regeneron Pharmaceuticals, Inc., 1.75%, 09/15/2030	75,000	59,559

		484,763

Building Products-0.75%
Carlisle Cos., Inc., 2.75%, 03/01/2030	40,000	34,402
Carrier Global Corp.
2.24%, 02/15/2025	50,000	47,576
2.72%, 02/15/2030	30,000	26,062
Fortune Brands Home & Security, Inc.
4.00%, 09/21/2023	19,000	18,969
3.25%, 09/15/2029	23,000	20,215
Johnson Controls International PLC/Tyco Fire & Security Finance S.C.A., 1.75%, 09/15/2030(b)	90,000	73,893

		221,117

Capital Markets-4.07%
Ameriprise Financial, Inc.
4.00%, 10/15/2023	14,000	14,021
4.50%, 05/13/2032(b)	20,000	20,019
Bank of New York Mellon Corp. (The)
2.20%, 08/16/2023	77,000	75,983
3.85%, 04/28/2028(b)	74,000	72,473
BlackRock, Inc.
3.50%, 03/18/2024	64,000	63,887
1.90%, 01/28/2031	70,000	58,407
Charles Schwab Corp. (The)
0.75%, 03/18/2024	70,000	67,107
2.00%, 03/20/2028	70,000	63,113
CME Group, Inc.
3.00%, 03/15/2025	76,000	74,653
2.65%, 03/15/2032	10,000	8,810
Franklin Resources, Inc., 1.60%, 10/30/2030	90,000	71,798
Goldman Sachs Group, Inc. (The)
3.50%, 04/01/2025	110,000	107,691
3.80%, 03/15/2030	50,000	46,256
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.
4.85%, 01/15/2027	30,000	29,861
4.15%, 01/23/2030	25,000	22,555
Morgan Stanley, 3.63%, 01/20/2027	132,000	128,559
Nasdaq, Inc., 1.65%, 01/15/2031	30,000	23,998
Northern Trust Corp.
4.00%, 05/10/2027	40,000	39,939
1.95%, 05/01/2030	45,000	38,140
Raymond James Financial, Inc., 4.65%, 04/01/2030	50,000	49,315
State Street Corp.
3.55%, 08/18/2025	61,000	60,501
2.40%, 01/24/2030	65,000	57,528

		1,194,614

Chemicals-2.85%
Air Products and Chemicals, Inc.
1.50%, 10/15/2025	40,000	37,338
2.05%, 05/15/2030(b)	49,000	42,466

	Principal Amount	Value
Chemicals-(continued)
DuPont de Nemours, Inc.
4.21%, 11/15/2023	$40,000	$40,105
4.73%, 11/15/2028(b)	50,000	50,556
Eastman Chemical Co.
3.80%, 03/15/2025	33,000	32,537
4.50%, 12/01/2028(b)	30,000	29,380
Ecolab, Inc.
2.70%, 11/01/2026(b)	40,000	38,635
4.80%, 03/24/2030	40,000	41,361
EI du Pont de Nemours and Co.
1.70%, 07/15/2025	30,000	28,301
2.30%, 07/15/2030	35,000	30,333
FMC Corp.
3.20%, 10/01/2026	23,000	21,840
3.45%, 10/01/2029	22,000	19,815
Huntsman International LLC, 4.50%, 05/01/2029	30,000	27,723
Linde, Inc.
3.20%, 01/30/2026	46,000	45,186
1.10%, 08/10/2030	20,000	16,139
LYB International Finance III LLC, 2.25%, 10/01/2030	60,000	49,293
LyondellBasell Industries N.V., 5.75%, 04/15/2024	71,000	72,623
Mosaic Co. (The)
4.25%, 11/15/2023	13,000	13,020
4.05%, 11/15/2027	29,000	28,178
PPG Industries, Inc.
1.20%, 03/15/2026	40,000	36,024
3.75%, 03/15/2028	26,000	25,295
Sherwin-Williams Co. (The)
3.45%, 06/01/2027	38,000	36,444
2.95%, 08/15/2029(b)	30,000	27,014
Westlake Corp., 3.60%, 08/15/2026	49,000	47,542

		837,148

Commercial Services & Supplies-0.75%
Cintas Corp. No. 2
3.70%, 04/01/2027	28,000	27,663
4.00%, 05/01/2032	25,000	24,566
Republic Services, Inc.
2.50%, 08/15/2024	40,000	38,859
3.95%, 05/15/2028(b)	39,000	38,295
Waste Management, Inc.
0.75%, 11/15/2025	55,000	49,952
1.50%, 03/15/2031	50,000	39,750

		219,085

Communications Equipment-0.65%
Cisco Systems, Inc., 2.50%, 09/20/2026(b)	115,000	110,633
Juniper Networks, Inc., 3.75%, 08/15/2029	53,000	48,148
Motorola Solutions, Inc., 4.60%, 05/23/2029	33,000	31,887

		190,668

Construction & Engineering-0.15%
Quanta Services, Inc., 2.90%, 10/01/2030	50,000	42,879

Construction Materials-0.36%
Eagle Materials, Inc., 2.50%, 07/01/2031	30,000	23,581

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2022

	Principal Amount	Value
Construction Materials-(continued)
Martin Marietta Materials, Inc., 2.40%, 07/15/2031	$50,000	$41,373
Vulcan Materials Co., 3.50%, 06/01/2030	45,000	40,678

		105,632

Consumer Finance-1.31%
Ally Financial, Inc.
5.80%, 05/01/2025(b)	23,000	23,551
2.20%, 11/02/2028(b)	45,000	37,271
American Express Co.
2.25%, 03/04/2025(b)	70,000	66,853
4.05%, 05/03/2029	50,000	48,638
Capital One Financial Corp.
4.20%, 10/29/2025	21,000	20,760
3.80%, 01/31/2028(b)	60,000	56,856
Discover Bank
3.45%, 07/27/2026	66,000	62,637
4.65%, 09/13/2028	70,000	67,405

		383,971

Containers & Packaging-0.74%
Amcor Finance USA, Inc., 3.63%, 04/28/2026	30,000	28,626
Amcor Flexibles North America, Inc., 2.69%, 05/25/2031(b)	40,000	32,985
Avery Dennison Corp., 4.88%, 12/06/2028(b)	41,000	41,519
Sonoco Products Co., 3.13%, 05/01/2030	45,000	39,117
WRKCo, Inc.
4.65%, 03/15/2026	40,000	40,228
4.90%, 03/15/2029	35,000	35,036

		217,511

Distributors-0.07%
Genuine Parts Co., 1.88%, 11/01/2030	25,000	19,828

Diversified Financial Services-0.85%
Berkshire Hathaway, Inc., 3.13%, 03/15/2026	98,000	95,951
Equitable Holdings, Inc.
3.90%, 04/20/2023	52,000	52,079
4.35%, 04/20/2028	51,000	50,308
Jackson Financial, Inc., 3.13%, 11/23/2031(c)	65,000	52,260

		250,598

Diversified Telecommunication Services-1.70%
AT&T, Inc.
4.25%, 03/01/2027	150,000	148,945
4.30%, 02/15/2030	96,000	92,359
Verizon Communications, Inc.
4.13%, 03/16/2027(b)	130,000	129,412
4.33%, 09/21/2028	130,000	128,514

		499,230

Electric Utilities-4.62%
American Electric Power Co., Inc., 3.20%, 11/13/2027	56,000	52,899
Avangrid, Inc.
3.20%, 04/15/2025	35,000	33,953
3.80%, 06/01/2029	23,000	21,566
Berkshire Hathaway Energy Co., 3.70%, 07/15/2030	105,000	100,502
Consolidated Edison Co. of New York, Inc., 2.40%, 06/15/2031	80,000	68,639

	Principal Amount	Value
Electric Utilities-(continued)
Duke Energy Corp.
2.65%, 09/01/2026	$16,000	$14,990
2.55%, 06/15/2031(b)	80,000	67,197
Edison International, 4.13%, 03/15/2028	46,000	43,511
Entergy Corp.
2.95%, 09/01/2026	45,000	42,483
1.90%, 06/15/2028(b)	50,000	43,285
Evergy, Inc.
2.45%, 09/15/2024	30,000	28,946
2.90%, 09/15/2029	20,000	17,627
Eversource Energy, 3.38%, 03/01/2032	50,000	45,113
Exelon Corp.
3.95%, 06/15/2025	60,000	59,499
4.05%, 04/15/2030	50,000	48,267
Interstate Power and Light Co.
3.25%, 12/01/2024	24,000	23,577
4.10%, 09/26/2028	23,000	22,770
NextEra Energy Capital Holdings, Inc.
3.55%, 05/01/2027	60,000	57,894
2.25%, 06/01/2030	61,000	51,624
Pacific Gas and Electric Co.
3.15%, 01/01/2026	40,000	37,160
4.55%, 07/01/2030	40,000	35,915
PPL Capital Funding, Inc., 3.10%, 05/15/2026 .	70,000	66,525
Southern California Edison Co., Series E, 3.70%, 08/01/2025	30,000	29,604
Southern Co. (The)
3.25%, 07/01/2026	68,000	65,095
Series A, 3.70%, 04/30/2030(b)	70,000	65,765
Southwestern Electric Power Co., Series N, 1.65%, 03/15/2026	60,000	54,509
Virginia Electric & Power Co., Series C, 2.75%, 03/15/2023	64,000	63,718
Xcel Energy, Inc.
3.30%, 06/01/2025(b)	50,000	48,888
4.00%, 06/15/2028(b)	45,000	44,197

		1,355,718

Electrical Equipment-0.52%
Acuity Brands Lighting, Inc., 2.15%, 12/15/2030	35,000	27,880
Eaton Corp., 3.10%, 09/15/2027	34,000	32,386
Emerson Electric Co.
0.88%, 10/15/2026	55,000	49,172
2.20%, 12/21/2031	50,000	42,634

		152,072

Electronic Equipment, Instruments & Components-1.14%
Amphenol Corp., 2.80%, 02/15/2030	60,000	52,901
Arrow Electronics, Inc.
3.25%, 09/08/2024	18,000	17,612
3.88%, 01/12/2028	38,000	35,942
Avnet, Inc., 4.63%, 04/15/2026	58,000	57,514
Flex Ltd.
4.75%, 06/15/2025(b)	33,000	32,885
4.88%, 06/15/2029	40,000	38,130
Jabil, Inc., 3.95%, 01/12/2028(b)	33,000	31,180
Keysight Technologies, Inc., 4.60%, 04/06/2027	18,000	18,094

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2022

	Principal Amount	Value
Electronic Equipment, Instruments & Components-(continued)
Teledyne Technologies, Inc., 2.75%, 04/01/2031	$20,000	$16,731
Trimble, Inc., 4.90%, 06/15/2028	33,000	32,879

		333,868

Energy Equipment & Services-0.60%
Halliburton Co., 2.92%, 03/01/2030(b)	60,000	53,200
NOV, Inc., 3.60%, 12/01/2029	38,000	33,708
Schlumberger Investment S.A.
3.65%, 12/01/2023	49,000	49,001
2.65%, 06/26/2030(b)	45,000	39,812

		175,721

Entertainment-1.07%
Activision Blizzard, Inc.
3.40%, 09/15/2026	28,000	27,391
1.35%, 09/15/2030	34,000	26,973
Electronic Arts, Inc., 1.85%, 02/15/2031	55,000	45,291
Magallanes, Inc., 4.28%, 03/15/2032(b)(c)	40,000	34,852
Take-Two Interactive Software, Inc., 4.00%, 04/14/2032	30,000	27,717
Walt Disney Co. (The)
1.75%, 08/30/2024	84,000	80,729
2.65%, 01/13/2031	80,000	70,776

		313,729

Equity REITs-5.88%
Alexandria Real Estate Equities, Inc.
3.45%, 04/30/2025(b)	28,000	27,593
2.00%, 05/18/2032	30,000	23,772
American Homes 4 Rent L.P., 4.25%, 02/15/2028	28,000	26,830
American Tower Corp.
3.50%, 01/31/2023	49,000	48,988
3.80%, 08/15/2029	43,000	39,944
AvalonBay Communities, Inc.
3.45%, 06/01/2025	30,000	29,484
2.30%, 03/01/2030	35,000	30,413
Boston Properties L.P.
3.65%, 02/01/2026	30,000	29,210
3.25%, 01/30/2031	35,000	30,272
Brixmor Operating Partnership L.P.
3.85%, 02/01/2025	24,000	23,429
4.13%, 05/15/2029	20,000	18,470
Camden Property Trust, 2.80%, 05/15/2030	30,000	26,669
CBRE Services, Inc.
4.88%, 03/01/2026	30,000	30,257
2.50%, 04/01/2031	40,000	32,249
Corporate Office Properties L.P., 2.75%, 04/15/2031	25,000	19,747
Crown Castle, Inc., 3.65%, 09/01/2027	46,000	43,895
Digital Realty Trust L.P., 3.70%, 08/15/2027	13,000	12,463
Duke Realty L.P., 2.25%, 01/15/2032	10,000	8,319
EPR Properties, 3.75%, 08/15/2029	40,000	33,750
Equinix, Inc.
2.63%, 11/18/2024	40,000	38,547
3.20%, 11/18/2029(b)	40,000	35,951
ERP Operating L.P.
2.85%, 11/01/2026	38,000	36,240
2.50%, 02/15/2030	40,000	34,874

	Principal Amount	Value
Equity REITs-(continued)
Essex Portfolio L.P.
3.50%, 04/01/2025	$10,000	$9,807
3.00%, 01/15/2030	30,000	26,335
Extra Space Storage L.P., 2.35%, 03/15/2032	45,000	35,369
Healthcare Realty Holdings L.P.
3.50%, 08/01/2026	21,000	20,075
2.00%, 03/15/2031	20,000	15,631
Healthpeak Properties, Inc.
3.25%, 07/15/2026	30,000	28,882
3.50%, 07/15/2029	28,000	25,846
Host Hotels & Resorts L.P.
Series E, 4.00%, 06/15/2025	30,000	29,016
Series H, 3.38%, 12/15/2029	39,000	33,493
Hudson Pacific Properties L.P., 4.65%, 04/01/2029	33,000	31,080
Invitation Homes Operating Partnership L.P., 2.00%, 08/15/2031	10,000	7,631
Kilroy Realty L.P., 3.05%, 02/15/2030	38,000	32,267
Kimco Realty Corp.
2.80%, 10/01/2026	20,000	18,794
2.25%, 12/01/2031(b)	30,000	24,117
LifeStorage L.P., 3.50%, 07/01/2026	30,000	28,948
Mid-America Apartments L.P., 3.60%,
06/01/2027	44,000	42,335
Office Properties Income Trust, 4.50%, 02/01/2025	30,000	28,095
Omega Healthcare Investors, Inc.
5.25%, 01/15/2026	18,000	17,881
3.38%, 02/01/2031	20,000	16,358
Prologis L.P., 2.25%, 04/15/2030	42,000	36,634
Public Storage
1.50%, 11/09/2026(b)	40,000	36,415
1.85%, 05/01/2028(b)	40,000	35,623
Realty Income Corp., 3.25%, 01/15/2031	30,000	27,007
Regency Centers L.P., 3.60%, 02/01/2027	22,000	21,129
Simon Property Group L.P.
2.00%, 09/13/2024	36,000	34,734
2.45%, 09/13/2029	56,000	48,482
Spirit Realty L.P., 3.40%, 01/15/2030	33,000	28,504
Sun Communities Operating L.P., 2.70%, 07/15/2031	40,000	32,236
Ventas Realty L.P.
3.50%, 02/01/2025	40,000	39,084
4.40%, 01/15/2029	44,000	42,440
W.P. Carey, Inc.
4.60%, 04/01/2024	19,000	19,069
2.40%, 02/01/2031	30,000	24,483
Welltower, Inc.
4.00%, 06/01/2025	41,000	40,526
3.10%, 01/15/2030	30,000	26,506
Weyerhaeuser Co., 7.38%, 03/15/2032	70,000	81,128

		1,727,326

Food & Staples Retailing-2.53%
Costco Wholesale Corp.
1.38%, 06/20/2027(b)	85,000	76,446
1.60%, 04/20/2030	90,000	76,098

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2022

	Principal Amount	Value
Food & Staples Retailing-(continued)
Kroger Co. (The)
2.65%, 10/15/2026	$77,000	$72,861
4.50%, 01/15/2029	65,000	64,744
Sysco Corp.
3.30%, 07/15/2026	55,000	53,343
5.95%, 04/01/2030	30,000	32,382
Walgreens Boots Alliance, Inc.
3.45%, 06/01/2026	69,000	67,077
3.20%, 04/15/2030(b)	30,000	26,834
Walmart, Inc.
3.40%, 06/26/2023	133,000	133,397
1.80%, 09/22/2031(b)	165,000	139,260

		742,442

Food Products-3.78%
Archer-Daniels-Midland Co.
2.50%, 08/11/2026	60,000	57,189
3.25%, 03/27/2030	55,000	51,932
Bunge Ltd. Finance Corp.
1.63%, 08/17/2025	50,000	46,498
2.75%, 05/14/2031(b)	55,000	46,368
Campbell Soup Co.
3.95%, 03/15/2025	30,000	29,773
4.15%, 03/15/2028	33,000	32,500
Conagra Brands, Inc.
4.30%, 05/01/2024	30,000	30,017
4.85%, 11/01/2028	30,000	29,779
Flowers Foods, Inc., 2.40%, 03/15/2031(b)	50,000	41,791
General Mills, Inc.
4.00%, 04/17/2025	50,000	49,889
4.20%, 04/17/2028(b)	51,000	50,874
Hershey Co. (The), 2.30%, 08/15/2026(b)	68,000	64,378
Hormel Foods Corp., 1.80%, 06/11/2030	70,000	59,498
Ingredion, Inc.
3.20%, 10/01/2026(b)	28,000	26,923
2.90%, 06/01/2030(b)	20,000	17,487
JM Smucker Co. (The)
3.50%, 03/15/2025	33,000	32,600
2.38%, 03/15/2030	40,000	34,136
Kellogg Co.
3.25%, 04/01/2026(b)	41,000	39,865
Series B, 7.45%, 04/01/2031	30,000	34,783
Kraft Heinz Foods Co. (The)
3.00%, 06/01/2026(b)	65,000	61,645
3.75%, 04/01/2030	60,000	55,806
McCormick & Co., Inc., 3.40%, 08/15/2027	23,000	22,240
Mondelez International, Inc.
1.50%, 05/04/2025	40,000	37,478
2.75%, 04/13/2030	60,000	53,200
Tyson Foods, Inc.
3.55%, 06/02/2027	56,000	53,862
4.35%, 03/01/2029	50,000	49,491

		1,110,002

Gas Utilities-0.40%
Atmos Energy Corp., 3.00%, 06/15/2027	51,000	48,828

	Principal Amount	Value
Gas Utilities-(continued)
National Fuel Gas Co.
3.75%, 03/01/2023	$15,000	$14,993
2.95%, 03/01/2031	20,000	16,413
Southwest Gas Corp., 4.05%, 03/15/2032	40,000	36,236

		116,470

Health Care Equipment & Supplies-2.10%
Abbott Laboratories
3.75%, 11/30/2026	67,000	67,339
1.40%, 06/30/2030	70,000	58,128
Baxter International, Inc.
1.92%, 02/01/2027	40,000	36,077
1.73%, 04/01/2031	40,000	31,610
Becton, Dickinson and Co.
3.70%, 06/06/2027	40,000	38,934
1.96%, 02/11/2031	50,000	40,916
Boston Scientific Corp.
3.45%, 03/01/2024	20,000	19,866
2.65%, 06/01/2030	40,000	35,043
DENTSPLY SIRONA, Inc., 3.25%, 06/01/2030 .	30,000	24,799
DH Europe Finance II S.a.r.l.
2.20%, 11/15/2024	48,000	46,220
2.60%, 11/15/2029(b)	46,000	41,567
Edwards Lifesciences Corp., 4.30%,
06/15/2028	37,000	36,973
Stryker Corp.
3.50%, 03/15/2026	44,000	43,314
1.95%, 06/15/2030	50,000	41,855
Zimmer Biomet Holdings, Inc.
3.55%, 04/01/2025	25,000	24,469
2.60%, 11/24/2031	35,000	29,317

		616,427

Health Care Providers & Services-3.47%
AmerisourceBergen Corp.
3.25%, 03/01/2025	20,000	19,584
2.70%, 03/15/2031	70,000	59,852
Cardinal Health, Inc., 3.41%, 06/15/2027(b)	129,000	124,446
Cigna Corp.
4.13%, 11/15/2025	50,000	49,725
4.38%, 10/15/2028	64,000	63,195
CVS Health Corp.
3.88%, 07/20/2025	45,000	44,729
4.30%, 03/25/2028	40,000	39,636
Elevance Health, Inc.
2.38%, 01/15/2025	60,000	57,614
3.65%, 12/01/2027	55,000	53,406
HCA, Inc.
5.38%, 02/01/2025	40,000	40,431
3.50%, 09/01/2030	10,000	8,736
Humana, Inc.
1.35%, 02/03/2027	50,000	43,825
2.15%, 02/03/2032(b)	45,000	36,575
Laboratory Corp. of America Holdings
3.60%, 02/01/2025	33,000	32,571
2.95%, 12/01/2029	30,000	26,771
McKesson Corp., 3.80%, 03/15/2024	95,000	94,963
Quest Diagnostics, Inc.
3.50%, 03/30/2025	30,000	29,519
2.95%, 06/30/2030	35,000	31,047

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2022

	Principal Amount	Value
Health Care Providers & Services-(continued)
UnitedHealth Group, Inc.
3.75%, 07/15/2025	$54,000	$53,875
2.00%, 05/15/2030	70,000	59,871
Universal Health Services, Inc.
1.65%, 09/01/2026(c)	26,000	22,511
2.65%, 10/15/2030(c)	35,000	27,704

		1,020,586

Hotels, Restaurants & Leisure-1.42%
Booking Holdings, Inc.
3.60%, 06/01/2026	40,000	39,486
4.63%, 04/13/2030	30,000	30,266
Darden Restaurants, Inc., 3.85%, 05/01/2027	54,000	52,279
Expedia Group, Inc.
5.00%, 02/15/2026	30,000	30,118
3.80%, 02/15/2028	28,000	26,118
Marriott International, Inc.
Series FF, 4.63%, 06/15/2030	40,000	38,343
Series R, 3.13%, 06/15/2026	25,000	23,809
McDonald’s Corp.
3.70%, 01/30/2026	16,000	15,869
3.80%, 04/01/2028	55,000	54,142
Starbucks Corp.
3.80%, 08/15/2025	56,000	55,824
2.55%, 11/15/2030(b)	60,000	51,567

		417,821

Household Durables-1.12%
D.R. Horton, Inc.
2.50%, 10/15/2024	35,000	33,763
1.40%, 10/15/2027(b)	40,000	33,596
Leggett & Platt, Inc., 3.50%, 11/15/2027	40,000	37,446
Lennar Corp.
4.50%, 04/30/2024	30,000	30,052
4.75%, 11/29/2027	30,000	29,318
Mohawk Industries, Inc.
3.85%, 02/01/2023	36,000	36,009
3.63%, 05/15/2030(b)	10,000	8,947
NVR, Inc., 3.00%, 05/15/2030	20,000	17,283
PulteGroup, Inc., 5.50%, 03/01/2026	50,000	50,730
Whirlpool Corp., 4.75%, 02/26/2029(b)	54,000	53,325

		330,469

Household Products-1.15%
Clorox Co. (The), 3.90%, 05/15/2028(b)	25,000	24,702
Colgate-Palmolive Co., 3.25%, 03/15/2024	75,000	74,690
Kimberly-Clark Corp., 3.20%, 04/25/2029	77,000	72,702
Procter & Gamble Co. (The)
1.90%, 02/01/2027	90,000	84,457
3.00%, 03/25/2030	85,000	80,306

		336,857

Independent Power and Renewable Electricity Producers-0.22%
AES Corp. (The), 1.38%, 01/15/2026	15,000	13,334
NSTAR Electric Co., 3.20%, 05/15/2027	53,000	51,245

		64,579

Industrial Conglomerates-1.02%
3M Co.
3.25%, 02/14/2024(b)	19,000	18,888
2.88%, 10/15/2027(b)	73,000	68,999

	Principal Amount	Value
Industrial Conglomerates-(continued)
General Electric Co., 6.75%, 03/15/2032	$125,000	$141,999
Honeywell International, Inc.
2.50%, 11/01/2026	13,000	12,355
1.75%, 09/01/2031	70,000	58,147

		300,388

Insurance-6.17%
Aflac, Inc.
3.63%, 11/15/2024	56,000	55,880
3.60%, 04/01/2030(b)	55,000	52,512
Alleghany Corp., 3.63%, 05/15/2030	45,000	42,317
Allstate Corp. (The)
3.28%, 12/15/2026(b)	26,000	25,380
1.45%, 12/15/2030	50,000	39,912
American International Group, Inc., 3.90%, 04/01/2026	144,000	141,948
Aon Corp., 2.80%, 05/15/2030	40,000	35,054
Aon Global Ltd., 3.88%, 12/15/2025	40,000	39,637
Brighthouse Financial, Inc.
3.70%, 06/22/2027(b)	47,000	44,719
5.63%, 05/15/2030(b)	30,000	29,906
Brown & Brown, Inc.
4.20%, 09/15/2024	21,000	20,870
2.38%, 03/15/2031(b)	20,000	15,908
Chubb INA Holdings, Inc.
3.35%, 05/03/2026	65,000	63,715
1.38%, 09/15/2030	80,000	64,205
CNA Financial Corp.
3.95%, 05/15/2024	27,000	26,940
3.90%, 05/01/2029	43,000	40,397
CNO Financial Group, Inc.
5.25%, 05/30/2025	20,000	20,120
5.25%, 05/30/2029	18,000	17,468
Fidelity National Financial, Inc., 3.40%, 06/15/2030	60,000	52,134
First American Financial Corp., 2.40%, 08/15/2031	50,000	38,631
Globe Life, Inc., 4.55%, 09/15/2028	46,000	45,433
Hartford Financial Services Group, Inc. (The), 2.80%, 08/19/2029	39,000	34,657
Lincoln National Corp.
4.00%, 09/01/2023	11,000	11,013
3.80%, 03/01/2028	56,000	53,720
Loews Corp.
3.75%, 04/01/2026	38,000	37,575
3.20%, 05/15/2030	40,000	36,018
Marsh & McLennan Cos., Inc.
3.88%, 03/15/2024	44,000	43,999
4.38%, 03/15/2029	38,000	37,868
MetLife, Inc.
3.60%, 04/10/2024(b)	79,000	79,114
4.55%, 03/23/2030(b)	70,000	70,848
Old Republic International Corp., 3.88%, 08/26/2026	64,000	62,197
Primerica, Inc., 2.80%, 11/19/2031	40,000	33,578
Principal Financial Group, Inc., 3.70%,
05/15/2029	92,000	86,921

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2022

	Principal Amount	Value
Insurance-(continued)
Progressive Corp. (The)
2.45%, 01/15/2027	$53,000	$50,191
4.00%, 03/01/2029	45,000	44,769
Prudential Financial, Inc.
1.50%, 03/10/2026	80,000	73,400
2.10%, 03/10/2030(b)	85,000	72,453
Reinsurance Group of America, Inc., 3.90%, 05/15/2029	14,000	13,157
Willis North America, Inc.
3.60%, 05/15/2024	32,000	31,643
2.95%, 09/15/2029	30,000	26,026

		1,812,233

Interactive Media & Services-0.58%
Alphabet, Inc.
2.00%, 08/15/2026	67,000	63,223
1.10%, 08/15/2030	130,000	106,348

		169,571

Internet & Direct Marketing Retail-0.70%
Amazon.com, Inc.
3.15%, 08/22/2027	65,000	62,913
2.10%, 05/12/2031	130,000	112,365
eBay, Inc., 3.60%, 06/05/2027(b)	30,000	29,046

		204,324

IT Services-3.43%
Amdocs Ltd., 2.54%, 06/15/2030	50,000	41,666
Automatic Data Processing, Inc.
3.38%, 09/15/2025	41,000	40,629
1.25%, 09/01/2030	60,000	49,410
Broadridge Financial Solutions, Inc.
3.40%, 06/27/2026	25,000	24,284
2.60%, 05/01/2031	30,000	25,212
DXC Technology Co.
1.80%, 09/15/2026	34,000	30,059
2.38%, 09/15/2028(b)	33,000	28,144
Fidelity National Information Services, Inc.
1.15%, 03/01/2026	50,000	44,421
2.25%, 03/01/2031(b)	40,000	32,737
Fiserv, Inc.
2.75%, 07/01/2024	39,000	38,059
3.50%, 07/01/2029	38,000	34,895
Global Payments, Inc.
2.65%, 02/15/2025	30,000	28,594
3.20%, 08/15/2029	23,000	20,156
International Business Machines Corp.
3.00%, 05/15/2024	102,000	100,847
3.50%, 05/15/2029(b)	100,000	94,653
Kyndryl Holdings, Inc.
2.05%, 10/15/2026(c)	30,000	24,928
3.15%, 10/15/2031(b)(c)	40,000	28,043
Mastercard, Inc.
3.38%, 04/01/2024	53,000	52,876
3.35%, 03/26/2030	55,000	52,525
PayPal Holdings, Inc.
2.40%, 10/01/2024	45,000	43,838
2.85%, 10/01/2029(b)	45,000	40,840

	Principal Amount	Value
IT Services-(continued)
VeriSign, Inc.
5.25%, 04/01/2025	$10,000	$10,166
2.70%, 06/15/2031(b)	20,000	16,487
Visa, Inc.
3.15%, 12/14/2025	61,000	59,696
2.05%, 04/15/2030	50,000	44,008

		1,007,173

Leisure Products-0.29%
Brunswick Corp., 2.40%, 08/18/2031	40,000	29,956
Hasbro, Inc.
3.55%, 11/19/2026	30,000	28,651
3.90%, 11/19/2029	28,000	25,733

		84,340

Life Sciences Tools & Services-0.56%
Agilent Technologies, Inc., 2.30%, 03/12/2031	30,000	24,791
Bio-Rad Laboratories, Inc., 3.70%, 03/15/2032	20,000	17,944
Illumina, Inc., 2.55%, 03/23/2031(b)	50,000	41,207
PerkinElmer, Inc., 3.30%, 09/15/2029	33,000	29,469
Thermo Fisher Scientific, Inc., 2.00%, 10/15/2031	60,000	50,698

		164,109

Machinery-1.89%
Caterpillar Financial Services Corp., 3.40%, 05/13/2025	55,000	54,310
Caterpillar, Inc., 2.60%, 04/09/2030	45,000	40,905
Cummins, Inc.
3.65%, 10/01/2023	46,000	46,129
1.50%, 09/01/2030	50,000	40,896
Flowserve Corp., 3.50%, 10/01/2030	35,000	30,080
Fortive Corp., 3.15%, 06/15/2026	48,000	46,125
IDEX Corp., 3.00%, 05/01/2030	40,000	35,362
Illinois Tool Works, Inc., 2.65%, 11/15/2026(b) .	33,000	31,779
John Deere Capital Corp.
3.45%, 03/13/2025	21,000	20,890
2.80%, 07/18/2029	10,000	9,282
Otis Worldwide Corp.
2.06%, 04/05/2025	40,000	37,801
2.57%, 02/15/2030	40,000	34,576
Parker-Hannifin Corp., 3.25%, 06/14/2029	37,000	33,951
Stanley Black & Decker, Inc.
3.40%, 03/01/2026	15,000	14,728
2.30%, 03/15/2030	40,000	34,227
Xylem, Inc.
3.25%, 11/01/2026	25,000	23,971
2.25%, 01/30/2031(b)	25,000	20,884

		555,896

Marine-0.10%
Kirby Corp., 4.20%, 03/01/2028	33,000	30,681

Media-1.25%
Comcast Corp.
3.70%, 04/15/2024	74,000	73,888
4.15%, 10/15/2028	42,000	41,669

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2022

	Principal Amount	Value
Media-(continued)
Fox Corp.
4.03%, 01/25/2024	$35,000	$34,937
4.71%, 01/25/2029	30,000	29,783
Interpublic Group of Cos., Inc. (The), 4.75%, 03/30/2030	40,000	38,683
Omnicom Group, Inc., 2.60%, 08/01/2031	40,000	33,588
Omnicom Group, Inc./Omnicom Capital, Inc., 3.60%, 04/15/2026	38,000	37,200
Paramount Global
4.00%, 01/15/2026	40,000	39,432
4.95%, 01/15/2031(b)	40,000	38,199

		367,379

Metals & Mining-0.65%
Newmont Corp., 2.25%, 10/01/2030	70,000	57,718
Nucor Corp., 3.95%, 05/01/2028(b)	39,000	37,948
Reliance Steel & Aluminum Co.
4.50%, 04/15/2023	31,000	31,032
2.15%, 08/15/2030	25,000	20,156
Steel Dynamics, Inc., 3.45%, 04/15/2030	51,000	45,524

		192,378

Multiline Retail-0.91%
Dollar General Corp.
3.25%, 04/15/2023	44,000	43,858
3.50%, 04/03/2030(b)	40,000	37,019
Dollar Tree, Inc.
4.00%, 05/15/2025	35,000	34,710
4.20%, 05/15/2028(b)	42,000	41,039
Kohl’s Corp., 3.38%, 05/01/2031	60,000	43,138
Target Corp.
2.25%, 04/15/2025	55,000	52,929
3.38%, 04/15/2029	15,000	14,449

		267,142

Multi-Utilities-1.57%
Ameren Corp., 3.50%, 01/15/2031	10,000	9,180
Black Hills Corp., 4.25%, 11/30/2023	33,000	33,004
CenterPoint Energy, Inc.
1.45%, 06/01/2026	40,000	36,166
2.65%, 06/01/2031	40,000	34,294
Dominion Energy, Inc., Series C, 3.38%, 04/01/2030	15,000	13,693
DTE Electric Co., Series C, 2.63%, 03/01/2031.	40,000	35,562
DTE Energy Co., Series F, 1.05%, 06/01/2025	20,000	18,322
NiSource, Inc.
0.95%, 08/15/2025	30,000	27,315
3.60%, 05/01/2030(b)	30,000	27,658
Public Service Enterprise Group, Inc.
2.88%, 06/15/2024	40,000	39,064
2.45%, 11/15/2031	45,000	37,710
Sempra Energy
3.30%, 04/01/2025	40,000	38,974
3.40%, 02/01/2028	31,000	29,367
WEC Energy Group, Inc.
0.55%, 09/15/2023	48,000	46,370
1.38%, 10/15/2027	40,000	34,657

		461,336

	Principal Amount	Value
Oil, Gas & Consumable Fuels-5.07%
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/2027	$25,000	$25,016
Chevron Corp.
2.95%, 05/16/2026	62,000	60,163
2.24%, 05/11/2030	125,000	109,964
ConocoPhillips Co., 6.95%, 04/15/2029	90,000	103,038
Coterra Energy, Inc., 3.90%, 05/15/2027(c)	13,000	12,429
Devon Energy Corp., 7.88%, 09/30/2031	40,000	46,350
Diamondback Energy, Inc., 3.50%,
12/01/2029	25,000	22,762
EOG Resources, Inc.
2.63%, 03/15/2023	41,000	40,825
4.38%, 04/15/2030	40,000	40,095
Exxon Mobil Corp.
3.04%, 03/01/2026(b)	141,000	137,541
2.61%, 10/15/2030	160,000	143,481
Hess Corp., 4.30%, 04/01/2027	50,000	48,914
Kinder Morgan, Inc.
4.30%, 06/01/2025	64,000	63,839
4.30%, 03/01/2028	65,000	63,690
Marathon Oil Corp., 4.40%, 07/15/2027(b)	58,000	56,439
Marathon Petroleum Corp., 4.70%, 05/01/2025	120,000	120,888
ONEOK, Inc.
5.85%, 01/15/2026	50,000	51,387
4.55%, 07/15/2028	41,000	39,855
Ovintiv, Inc., 7.38%, 11/01/2031	20,000	21,879
Phillips 66
3.85%, 04/09/2025	40,000	39,707
3.90%, 03/15/2028	49,000	47,099
Pioneer Natural Resources Co.
1.13%, 01/15/2026	35,000	31,331
1.90%, 08/15/2030	30,000	24,544
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.50%, 03/01/2030.	40,000	39,127
Valero Energy Corp.
3.40%, 09/15/2026	13,000	12,707
4.00%, 04/01/2029(b)	17,000	16,219
Williams Cos., Inc. (The)
3.75%, 06/15/2027	45,000	43,532
2.60%, 03/15/2031	30,000	25,155

		1,487,976

Personal Products-0.26%
Estee Lauder Cos., Inc. (The)
2.00%, 12/01/2024	40,000	38,922
2.38%, 12/01/2029	43,000	38,284

		77,206

Pharmaceuticals-2.58%
Bristol-Myers Squibb Co.
2.90%, 07/26/2024	15,000	14,773
3.40%, 07/26/2029	59,000	56,508
Eli Lilly and Co.
2.75%, 06/01/2025	20,000	19,642
3.38%, 03/15/2029	66,000	64,124
Johnson & Johnson
2.45%, 03/01/2026	118,000	113,563
1.30%, 09/01/2030	130,000	109,414

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2022

	Principal Amount	Value
Pharmaceuticals-(continued)
Merck & Co., Inc.
2.75%, 02/10/2025	$34,000	$33,269
3.40%, 03/07/2029	75,000	72,270
Pfizer, Inc.
3.00%, 12/15/2026(b)	93,000	90,668
3.45%, 03/15/2029	50,000	48,431
Royalty Pharma PLC, 2.15%, 09/02/2031(b)	20,000	15,883
Utah Acquisition Sub, Inc., 3.95%, 06/15/2026	33,000	31,218
Viatris, Inc., 2.70%, 06/22/2030(b)	50,000	39,538
Zoetis, Inc.
3.25%, 02/01/2023	33,000	32,973
3.00%, 09/12/2027(b)	15,000	14,252

		756,526

Professional Services-0.25%
Equifax, Inc.
2.60%, 12/01/2024	18,000	17,416
2.35%, 09/15/2031	20,000	16,177
Verisk Analytics, Inc.
4.00%, 06/15/2025	20,000	19,798
4.13%, 03/15/2029	20,000	19,154

		72,545

Road & Rail-1.33%
CSX Corp.
3.25%, 06/01/2027	52,000	50,218
4.25%, 03/15/2029	40,000	39,681
J.B. Hunt Transport Services, Inc., 3.88%, 03/01/2026	50,000	49,234
Norfolk Southern Corp.
2.90%, 06/15/2026	43,000	41,173
3.80%, 08/01/2028	45,000	43,930
Ryder System, Inc., 3.65%, 03/18/2024(b)	56,000	55,511
Union Pacific Corp.
2.75%, 03/01/2026	60,000	57,699
3.95%, 09/10/2028	54,000	53,300

		390,746

Semiconductors & Semiconductor Equipment-2.84%
Analog Devices, Inc., 3.50%, 12/05/2026	30,000	29,559
Applied Materials, Inc.
3.30%, 04/01/2027	45,000	44,138
1.75%, 06/01/2030	50,000	42,109
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/2027	13,000	12,521
Broadcom, Inc., 2.45%, 02/15/2031(c)	70,000	56,352
Intel Corp.
3.70%, 07/29/2025(b)	50,000	49,824
2.45%, 11/15/2029	102,000	89,865
KLA Corp.
4.65%, 11/01/2024	13,000	13,219
4.65%, 07/15/2032	50,000	51,022
Lam Research Corp.
3.75%, 03/15/2026(b)	35,000	34,930
4.00%, 03/15/2029	33,000	32,475
Marvell Technology, Inc.
1.65%, 04/15/2026(b)	20,000	18,029
2.95%, 04/15/2031	20,000	16,468

	Principal Amount	Value
Semiconductors & Semiconductor Equipment-(continued)
Micron Technology, Inc.
4.19%, 02/15/2027	$61,000	$59,520
4.66%, 02/15/2030	10,000	9,399
NVIDIA Corp.
3.20%, 09/16/2026	32,000	31,557
2.85%, 04/01/2030	32,000	28,985
QUALCOMM, Inc.
3.25%, 05/20/2027(b)	68,000	66,518
1.65%, 05/20/2032	35,000	28,188
Texas Instruments, Inc.
1.38%, 03/12/2025	65,000	61,302
2.25%, 09/04/2029	36,000	32,289
Xilinx, Inc., 2.38%, 06/01/2030	30,000	26,261

		834,530

Software-2.26%
Adobe, Inc.
3.25%, 02/01/2025	33,000	32,696
2.30%, 02/01/2030	40,000	35,703
Autodesk, Inc., 3.50%, 06/15/2027	23,000	22,219
Citrix Systems, Inc.
1.25%, 03/01/2026	20,000	19,582
3.30%, 03/01/2030	20,000	19,804
Fortinet, Inc.
1.00%, 03/15/2026	16,000	14,155
2.20%, 03/15/2031	16,000	12,750
Intuit, Inc.
0.95%, 07/15/2025	30,000	27,660
1.65%, 07/15/2030	30,000	24,815
Microsoft Corp., 3.30%, 02/06/2027	235,000	231,439
Oracle Corp.
2.50%, 04/01/2025(b)	25,000	23,753
2.88%, 03/25/2031	40,000	33,279
Roper Technologies, Inc.
1.00%, 09/15/2025	30,000	27,243
1.75%, 02/15/2031	30,000	23,614
salesforce.com, inc.
3.25%, 04/11/2023	33,000	32,945
3.70%, 04/11/2028	32,000	31,781
ServiceNow, Inc., 1.40%, 09/01/2030	25,000	19,680
VMware, Inc., 3.90%, 08/21/2027	33,000	31,547

		664,665

Specialty Retail-3.12%
AutoNation, Inc., 3.85%, 03/01/2032	65,000	55,889
AutoZone, Inc.
3.13%, 07/15/2023	36,000	35,783
4.00%, 04/15/2030(b)	35,000	33,350
Best Buy Co., Inc., 1.95%, 10/01/2030	100,000	80,183
Dell International LLC/EMC Corp. 6.02%, 06/15/2026	26,000	27,049
5.30%, 10/01/2029	45,000	44,724
Dick’s Sporting Goods, Inc., 3.15%, 01/15/2032(b)	50,000	39,757
Home Depot, Inc. (The)
3.00%, 04/01/2026	90,000	87,545
2.95%, 06/15/2029(b)	103,000	96,002
Leidos, Inc.
3.63%, 05/15/2025	30,000	29,347
2.30%, 02/15/2031	30,000	23,650

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2022

	Principal Amount	Value
Specialty Retail-(continued)
Lowe’s Cos., Inc.
2.50%, 04/15/2026	$69,000	$65,706
2.63%, 04/01/2031	55,000	47,328
O’Reilly Automotive, Inc., 3.60%, 09/01/2027	29,000	28,042
Ross Stores, Inc.
4.60%, 04/15/2025	37,000	37,355
1.88%, 04/15/2031(b)	40,000	31,898
TJX Cos., Inc. (The)
2.25%, 09/15/2026	60,000	56,826
1.60%, 05/15/2031(b)	65,000	52,550
Tractor Supply Co., 1.75%, 11/01/2030	55,000	43,633

		916,617

Technology Hardware, Storage & Peripherals-1.65%
Apple, Inc.
2.40%, 05/03/2023	106,000	105,310
1.65%, 02/08/2031	180,000	150,126
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025(b)	78,000	79,326
HP, Inc.
3.00%, 06/17/2027	55,000	51,075
4.20%, 04/15/2032	60,000	53,193
NetApp, Inc.
1.88%, 06/22/2025	25,000	23,358
2.70%, 06/22/2030(b)	25,000	21,546

		483,934

Textiles, Apparel & Luxury Goods-0.82%
NIKE, Inc.
2.40%, 03/27/2025	45,000	43,591
2.85%, 03/27/2030(b)	50,000	46,122
Ralph Lauren Corp., 2.95%, 06/15/2030(b)	50,000	44,678
Tapestry, Inc., 3.05%, 03/15/2032	55,000	43,963
VF Corp.
2.40%, 04/23/2025	35,000	33,462
2.95%, 04/23/2030(b)	35,000	30,621

		242,437

Tobacco-0.72%
Altria Group, Inc.
4.40%, 02/14/2026(b)	70,000	69,746
4.80%, 02/14/2029	25,000	24,275
Philip Morris International, Inc.
3.25%, 11/10/2024(b)	86,000	84,944
3.38%, 08/15/2029	37,000	33,382

		212,347

Investment Abbreviations:

REIT-Real Estate Investment Trust

	Principal Amount	Value
Trading Companies & Distributors-0.20%
WW Grainger, Inc., 1.85%, 02/15/2025	$62,000	$58,934

Water Utilities-0.29%
American Water Capital Corp.
3.40%, 03/01/2025	32,000	31,635
4.45%, 06/01/2032(b)	20,000	19,919
Essential Utilities, Inc., 2.70%, 04/15/2030	40,000	34,737

		86,291

Wireless Telecommunication Services-0.29%
T-Mobile USA, Inc.
3.75%, 04/15/2027	20,000	19,229
3.88%, 04/15/2030	70,000	64,997

		84,226

Total U.S. Dollar Denominated Bonds & Notes
(Cost $31,765,970)		29,082,870

	Shares
Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $422)	422	422

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.03% (Cost $31,766,392)		29,083,292

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-17.52%
Invesco Private Government Fund, 2.29%(d)(e)(f)	1,441,129	1,441,129
Invesco Private Prime Fund, 2.37%(d)(e)(f)	3,705,390	3,705,760

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,146,594)		5,146,889

TOTAL INVESTMENTS IN SECURITIES-116.55% (Cost $36,912,986)		34,230,181
OTHER ASSETS LESS LIABILITIES-(16.55)%		(4,861,109)

NET ASSETS-100.00%		$29,369,072

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $259,079, which represented less than 1% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$555,106	$3,429,463	$(3,984,147)	$-	$-	$422	$310
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,828,768	8,462,192	(8,849,831)	-	-	1,441,129	7,965	*
Invesco Private Prime Fund	4,267,126	17,300,363	(17,859,816)	295	(2,208)	3,705,760	23,369	*

Total	$6,651,000	$29,192,018	$(30,693,794)	$295	$(2,208)	$5,147,311	$31,644

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco National AMT-Free Municipal Bond ETF (PZA)

August 31, 2022

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-99.00%
Alabama-1.09%
Alabama (State of) Corrections Institution Finance Authority, Series 2022, RB	5.25%	07/01/2047	$3,000	$3,240,685
Alabama (State of) Corrections Institution Finance Authority, Series 2022, RB	5.25%	07/01/2052	3,000	3,228,043
Birmingham (City of) & Jefferson (County of), AL Civic Center Authority, Series 2018 A, RB	5.00%	07/01/2048	3,000	3,114,508
Birmingham (City of), AL Water Works Board, Series 2015 A, Ref. RB(a)(b)	5.00%	01/01/2025	1,000	1,059,256
Jefferson (County of), AL, Series 2013 A, Revenue Wts., (INS - AGM)(c)	5.50%	10/01/2053	5,000	5,232,844
Mobile (City of), AL Infirmary Health System Special Care Facilities Financing Authority, Series 2021 A, Ref. RB	4.00%	02/01/2046	5,000	4,558,426
Tuscaloosa (City of), AL Board of Education, Series 2016, Revenue Wts.(a)(b)	5.00%	08/01/2026	1,000	1,094,794

				21,528,556

Arizona-2.05%
Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital), Series 2014, Ref. RB	5.00%	12/01/2042	65	66,955
Arizona (State of) Industrial Development Authority (Phoenix Children’s Hospital), Series 2020, RB	3.00%	02/01/2045	2,000	1,536,853
Arizona (State of) Industrial Development Authority (Phoenix Children’s Hospital), Series 2020, RB	4.00%	02/01/2050	1,000	913,809
Arizona (State of) Industrial Development Authority (Social Bonds), Series 2020 A, RB	4.00%	11/01/2050	2,000	1,806,126
Gilbert Water Resource Municipal Property Corp. (Green Bonds), Series 2022, RB	4.00%	07/15/2047	1,000	979,472
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group), Series 2019 E, RB	3.00%	01/01/2049	3,355	2,628,204
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group), Series 2019 F, RB	3.00%	01/01/2049	2,000	1,566,738
Maricopa (County of), AZ Industrial Development Authority (Honorhealth), Series 2021 A, RB	3.00%	09/01/2051	6,250	4,529,305
Maricopa (County of), AZ Industrial Development Authority (Honorhealth), Series 2021 A, RB	4.00%	09/01/2051	2,625	2,407,230
Phoenix (City of), AZ Industrial Development Authority (The) (Downtown Phoenix Student Housing, LLC- Arizona State University), Series 2018 A, Ref. RB	5.00%	07/01/2042	1,000	1,008,483
Phoenix Civic Improvement Corp., Series 2015 A, RB	5.00%	07/01/2045	2,000	2,084,539
Phoenix Civic Improvement Corp., Series 2019 A, RB	5.00%	07/01/2045	5,000	5,290,252
Phoenix Civic Improvement Corp., Series 2019, RB	5.00%	07/01/2049	4,000	4,226,362
Phoenix Civic Improvement Corp., Series 2021 A, RB	5.00%	07/01/2045	1,000	1,094,063
Phoenix Civic Improvement Corp. (Sustainability Bonds), Series 2020, RB	5.00%	07/01/2044	5,000	5,428,862
Queen Creek (Town of), AZ, Series 2020, RB	4.00%	08/01/2045	1,250	1,185,847
University of Arizona (The), Series 2020, Ref. RB	4.00%	08/01/2044	4,000	3,810,505

				40,563,605

Arkansas-0.38%
University of Arkansas, Series 2021 A, RB	5.00%	12/01/2045	5,000	5,474,340
University of Arkansas (Fayetteville Campus), Series 2017, RB	5.00%	11/01/2047	2,000	2,140,252

				7,614,592

California-16.61%
Alameda (City of), CA Corridor Transportation Authority, Series 2016 B, Ref. RB, (INS - AGM)(c)	5.00%	10/01/2036	1,000	1,047,569
Alameda (City of), CA Corridor Transportation Authority, Series 2016 B, Ref. RB, (INS - AGM)(c)	5.00%	10/01/2037	940	982,648
Bay Area Toll Authority (San Francisco Bay Area), Series 2014 S-6, RB(a)(b)	5.00%	10/01/2024	2,500	2,632,795
Bay Area Toll Authority (San Francisco Bay Area), Series 2017 F-1, RB	4.00%	04/01/2056	5,000	4,755,413
Bay Area Toll Authority (San Francisco Bay Area), Series 2017 S-7, Ref. RB	4.00%	04/01/2042	2,500	2,483,044
Beaumont (City of), CA Public Improvement Authority, Series 2018 A, RB, (INS - AGM)(c)	5.00%	09/01/2049	1,000	1,074,656
California (State of), Series 2014, GO Bonds	5.00%	10/01/2039	5,000	5,234,407
California (State of), Series 2016, GO Bonds	5.00%	09/01/2046	3,000	3,196,370
California (State of), Series 2017, Ref. GO Bonds	4.00%	08/01/2038	1,000	1,012,732
California (State of), Series 2019, GO Bonds	5.00%	04/01/2045	4,000	4,355,038
California (State of), Series 2019, GO Bonds	5.00%	04/01/2049	1,000	1,085,461
California (State of), Series 2019, Ref. GO Bonds	5.00%	10/01/2039	4,500	4,992,655
California (State of), Series 2021, Ref. GO Bonds	5.00%	10/01/2041	5,500	6,126,410
California (State of) (Green Bonds), Series 2014, GO Bonds	5.00%	10/01/2037	3,500	3,665,535
California (State of) Educational Facilities Authority (Pepperdine University), Series 2016, Ref. RB(a)(b)	5.00%	04/01/2026	1,000	1,091,841

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Educational Facilities Authority (Pepperdine University), Series 2016, Ref. RB(a)(b)	5.00%	04/01/2026	$1,000	$1,091,841
California (State of) Educational Facilities Authority (Stanford University), Series 2007 T-1, RB	5.00%	03/15/2039	5,000	5,883,105
California (State of) Educational Facilities Authority (Stanford University), Series 2019 V-1, RB	5.00%	05/01/2049	4,000	4,745,488
California (State of) Health Facilities Financing Authority (Cedars Sinai Health System), Series 2021 A, Ref. RB	4.00%	08/15/2048	1,000	972,751
California (State of) Health Facilities Financing Authority (Children’s Hospital of Orange County), Series 2021, Ref. RB	2.13%	11/01/2041	5,000	3,433,787
California (State of) Health Facilities Financing Authority (El Camino Hospital), Series 2017, RB	4.00%	02/01/2042	3,000	2,900,551
California (State of) Health Facilities Financing Authority (El Camino Hospital), Series 2017, RB	5.00%	02/01/2042	2,250	2,369,697
California (State of) Health Facilities Financing Authority (Kaiser Permanente), Subseries 2017 A-2, RB	5.00%	11/01/2047	3,500	3,983,869
California (State of) Health Facilities Financing Authority (PIH Health), Series 2020 A, RB	4.00%	06/01/2050	3,860	3,531,647
California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2020 A, Ref. RB	4.00%	08/15/2050	7,360	6,907,713
California (State of) Infrastructure & Economic Development Bank (California State Teachers’ Retirement System Headquarters Expansion) (Green Bonds), Series 2019, RB	5.00%	08/01/2044	1,930	2,067,632
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2017 A, Ref. RB	4.00%	02/01/2042	4,000	3,862,266
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2017 A, Ref. RB	5.00%	02/01/2042	1,715	1,807,665
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2017 A, Ref. RB	5.00%	02/01/2047	2,500	2,622,572
California (State of) Municipal Finance Authority (NorthBay Healthcare Group), Series 2017 A, RB	5.25%	11/01/2041	1,000	1,026,808
California (State of) Municipal Finance Authority (Orange County Civic Center Infrastructure Improvement Program - Phase I), Series 2017 A, RB	5.00%	06/01/2042	6,000	6,427,526
California (State of) Municipal Finance Authority (Pomona College), Series 2017, Ref. RB(a)(b)	5.00%	01/01/2028	1,000	1,132,437
California (State of) Municipal Finance Authority (University of La Verne), Series 2017 A, Ref. RB	5.00%	06/01/2043	1,750	1,827,381
California (State of) Public Works Board, Series 2014 B, RB	5.00%	10/01/2039	1,500	1,567,220
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2018 A, Ref. RB	4.00%	12/01/2057	500	458,202
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2038	2,500	2,719,230
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2042	6,080	6,568,935
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2047	2,310	2,483,266
Chino Valley Unified School District, Series 2020 B, GO Bonds	4.00%	08/01/2045	2,500	2,392,682
Chino Valley Unified School District, Series 2020 B, GO Bonds	3.38%	08/01/2050	7,500	6,194,311
Foothill-Eastern Transportation Corridor Agency, Subseries 2014 B-1, Ref. RB	3.95%	01/15/2053	3,000	2,726,641
Inland Valley Development Agency, Series 2014 A, Ref. RB, (INS - AGM)(c)	5.00%	09/01/2044	1,000	1,021,457
Jurupa Unified School District, Series 2017 B, GO Bonds	4.00%	08/01/2041	10,000	9,873,259
Livermore Valley Joint Unified School District (Measure J), Series 2019, GO Bonds	4.00%	08/01/2046	7,000	6,788,367
Livermore Valley Joint Unified School District (Measure J), Series 2021, GO Bonds	4.00%	08/01/2047	3,000	2,897,224
Long Beach Unified School District (Election of 2016), Series 2019 B, GO Bonds	3.00%	08/01/2050	1,270	977,758
Los Angeles (City of), CA (Green Bonds), Series 2015 A, RB	5.00%	06/01/2044	1,000	1,052,421
Los Angeles (City of), CA (Green Bonds), Series 2015 C, Ref. RB	5.00%	06/01/2045	1,500	1,567,628
Los Angeles (City of), CA (Green Bonds), Series 2017 A, RB	5.25%	06/01/2047	1,500	1,636,249
Los Angeles (City of), CA (Green Bonds), Series 2022 A, RB	4.00%	06/01/2052	5,000	4,722,737
Los Angeles (City of), CA Department of Airports, Series 2022 B, RB	4.00%	05/15/2048	5,000	4,887,485
Los Angeles (City of), CA Department of Water & Power, Series 2019 D, Ref. RB	5.00%	07/01/2044	2,360	2,587,394
Los Angeles (City of), CA Department of Water & Power, Series 2021 C, Ref. RB	5.00%	07/01/2038	1,000	1,119,969
Los Angeles (City of), CA Department of Water & Power, Series 2021 C, Ref. RB	5.00%	07/01/2039	1,000	1,116,000
Los Angeles (City of), CA Department of Water & Power, Series 2022 B, RB	5.00%	07/01/2046	4,000	4,397,706
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020 A, RB	5.00%	06/01/2037	18,000	20,446,510
Los Angeles (County of), CA Public Works Financing Authority, Series 2015 A, RB	5.00%	12/01/2039	2,250	2,343,536
Los Angeles (County of), CA Public Works Financing Authority, Series 2015 A, RB	5.00%	12/01/2044	1,000	1,040,245
Los Angeles (County of), CA Public Works Financing Authority, Series 2016 D, RB	5.00%	12/01/2045	11,400	11,984,828
Los Angeles County Facilities, Inc. (Vermont Corridor County Administration Building), Series 2018 A, RB(a)(b)	5.00%	12/01/2028	1,720	1,968,371

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Los Angeles County Facilities, Inc. (Vermont Corridor County Administration Building), Series 2018 A, RB	5.00%	12/01/2051	$2,680	$2,896,979
Los Angeles Unified School District, Series 2020 C, GO Bonds	4.00%	07/01/2038	1,000	1,020,131
Los Angeles Unified School District, Series 2020 C, GO Bonds	4.00%	07/01/2039	1,000	1,012,012
Los Angeles Unified School District, Series 2020 C, GO Bonds	4.00%	07/01/2040	1,000	989,524
Los Angeles Unified School District, Series 2020 C, GO Bonds	4.00%	07/01/2044	1,000	964,003
Los Angeles Unified School District (Election of 2008), Series 2016 A, GO Bonds	5.00%	07/01/2040	1,610	1,705,194
Madera Unified School District (Election of 2014), Series 2017, GO Bonds	4.00%	08/01/2046	5,000	4,819,566
Manhattan Beach Unified School District (Measure C), Series 2020 B, GO Bonds	4.00%	09/01/2045	5,635	5,602,471
Marin (County of), CA Healthcare District (Election of 2013), Series 2017 A, GO Bonds	4.00%	08/01/2047	3,000	2,835,279
Metropolitan Water District of Southern California, Series 2020 A, RB	5.00%	10/01/2049	1,000	1,106,360
Morgan Hill Unified School District (Election of 2012), Series 2017 B, GO Bonds	4.00%	08/01/2047	2,000	1,980,431
Napa Valley Unified School District, Series 2019 C, GO Bonds, (INS - AGM)(c)	4.00%	08/01/2044	3,000	2,945,355
Natomas Unified School District, Series 2020 A, GO Bonds, (INS - AGM)(c)	4.00%	08/01/2049	3,885	3,667,849
Norman Y Mineta San Jose International Airport SJC, Series 2017 B, Ref. RB	5.00%	03/01/2042	1,300	1,367,648
Norman Y Mineta San Jose International Airport SJC, Series 2017 B, Ref. RB	5.00%	03/01/2047	1,500	1,567,294
North Orange County Community College District, Series 2022 C, GO Bonds	4.00%	08/01/2047	2,500	2,444,883
Oxnard School District (Election of 2016), Series 2017 A, GO Bonds, (INS - BAM)(c)	5.00%	08/01/2045	5,000	5,303,576
Perris Union High School District, Series 2019 A, GO Bonds, (INS - AGM)(c)	4.00%	09/01/2048	7,500	7,121,241
Regents of the University of California Medical Center, Series 2022 P, RB	5.00%	05/15/2047	5,000	5,494,494
Sacramento (County of), CA, Series 2016 A, Ref. RB	5.00%	07/01/2041	2,400	2,541,631
Sacramento (County of), CA, Series 2016 B, Ref. RB	5.00%	07/01/2041	2,250	2,365,409
Sacramento (County of), CA Sanitation Districts Financing Authority, Series 2020 A, Ref. RB	5.00%	12/01/2050	2,400	2,631,798
San Diego (County of), CA Regional Transportation Commission, Series 2016 A, RB	5.00%	04/01/2048	6,620	7,023,896
San Diego Unified School District, Series 2020 M-2, GO Bonds	4.00%	07/01/2050	14,300	13,531,005
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds	4.00%	07/01/2047	5,000	4,778,378
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds	5.00%	07/01/2047	4,165	4,476,155
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2014 B, RB	5.00%	05/01/2044	2,000	2,051,374
San Francisco Bay Area Rapid Transit District (Green Bonds) (Election of 2016), Series 2017 A, GO Bonds	5.00%	08/01/2047	2,000	2,142,451
San Francisco Bay Area Rapid Transit District (Green Bonds) (Election of 2016), Series 2022 D-1, GO Bonds	3.00%	08/01/2041	3,000	2,639,422
Simi Valley Unified School District (Election of 2016), Series 2017 A, GO Bonds	4.00%	08/01/2046	4,000	3,826,650
Transbay Joint Powers Authority (Green Bonds), Series 2020 A, RB	5.00%	10/01/2045	2,000	2,112,362
University of California, Series 2016 AR, Ref. RB	5.00%	05/15/2046	9,500	10,126,117
University of California, Series 2022 BK, RB	5.00%	05/15/2052	4,500	4,962,752
University of California (Limited), Series 2018 O, Ref. RB	5.00%	05/15/2043	1,500	1,625,214

				329,549,845

Colorado-3.91%
Colorado (State of) Educational & Cultural Facilities Authority (University of Denver), Series 2017 A, RB	5.00%	03/01/2047	2,000	2,110,827
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group), Series 2019, Ref. RB	4.00%	11/15/2043	1,000	958,829
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group), Series 2021 A, Ref. RB	4.00%	11/15/2046	7,500	7,097,470
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group), Series 2021 A, Ref. RB	4.00%	11/15/2050	20,000	18,672,576
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group), Series 2021 A, Ref. RB	3.00%	11/15/2051	15,000	11,261,962
Colorado (State of) Health Facilities Authority (Intermountain Healthcare), Series 2022 A, Ref. RB	4.00%	05/15/2052	2,500	2,361,438
Colorado (State of) Health Facilities Authority (Parkview Medical Center), Series 2020 A, RB	4.00%	09/01/2050	2,800	2,440,119
Denver (City & County of), CO, Series 2016 A, Ref. RB	5.00%	08/01/2042	1,000	1,059,840
Denver (City & County of), CO, Series 2016 A, Ref. RB	5.00%	08/01/2044	750	792,905
Denver (City & County of), CO, Series 2021 A, RB	4.00%	08/01/2051	1,000	967,653
Denver (City & County of), CO Board of Water Commissioners (The) (Green Bonds), Series 2017 A, RB	5.00%	09/15/2047	5,000	5,379,801

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado-(continued)
Denver City & County School District No. 1, Series 2021, GO Bonds	3.00%	12/01/2043	$3,970	$3,209,898
Denver City & County School District No. 1, Series 2021, GO Bonds	4.00%	12/01/2045	2,000	1,961,645
Denver City & County School District No. 1, Series 2022 A, GO Bonds	5.00%	12/01/2045	1,000	1,112,546
E-470 Public Highway Authority, Series 2020 A, Ref. RB	5.00%	09/01/2040	2,725	2,811,343
Loveland (City of), CO Electric & Communications Enterprise, Series 2019 A, RB	5.00%	12/01/2044	5,000	5,386,430
Regional Transportation District (Green Bonds), Series 2021 B, Ref. RB	2.00%	11/01/2041	1,000	676,728
Regional Transportation District (Green Bonds), Series 2021 B, Ref. RB	2.25%	11/01/2045	1,000	655,338
Weld County School District No. 6 Greeley, Series 2021, GO Bonds	4.00%	12/01/2045	1,000	968,318
Weld County School District No. Re-2 Eaton, Series 2019, GO Bonds	5.00%	12/01/2044	3,550	3,886,596
Weld County School District No. Re-5J, Series 2021, GO Bonds	4.00%	12/01/2045	4,000	3,861,758

				77,634,020

Connecticut-0.94%
Connecticut (State of), Series 2018 B, RB	5.00%	10/01/2038	4,000	4,392,186
Connecticut (State of), Series 2020 A, GO Bonds	5.00%	01/15/2040	3,000	3,269,446
Connecticut (State of), Series 2021 A, GO Bonds	3.00%	01/15/2038	1,000	877,437
Connecticut (State of), Series 2021 A, GO Bonds	3.00%	01/15/2039	1,000	860,627
Connecticut (State of), Series 2021 A, RB	4.00%	05/01/2038	1,000	995,292
Connecticut (State of), Series 2021 A, RB	4.00%	05/01/2039	1,000	990,515
Connecticut (State of), Series 2021 A, RB	4.00%	05/01/2040	1,000	985,892
Connecticut (State of), Series 2021 A, RB	5.00%	05/01/2041	1,000	1,099,883
Connecticut (State of), Series 2021 D, RB	4.00%	11/01/2038	1,200	1,192,433
Connecticut (State of), Series 2021 D, RB	4.00%	11/01/2039	1,200	1,186,376
Connecticut (State of), Series 2021 D, RB	4.00%	11/01/2040	1,000	983,317
Connecticut (State of), Series 2021 D, RB	5.00%	11/01/2041	250	276,188
University of Connecticut, Series 2018 A, RB	5.00%	11/15/2043	1,450	1,568,787

				18,678,379

District of Columbia-0.54%
District of Columbia, Series 2017 D, GO Bonds	5.00%	06/01/2042	1,100	1,177,383
District of Columbia, Series 2020 A, RB	2.63%	03/01/2045	1,000	733,837
District of Columbia, Series 2020 C, RB	5.00%	05/01/2045	1,000	1,090,280
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement), Series 2019 A, Ref. RB	5.00%	10/01/2044	1,500	1,605,586
Washington Metropolitan Area Transit Authority, Series 2020 A, RB	5.00%	07/15/2045	2,500	2,725,595
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	4.00%	07/15/2038	200	201,279
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	4.00%	07/15/2039	125	125,150
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	3.00%	07/15/2040	250	215,745
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	5.00%	07/15/2041	100	110,350
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	3.00%	07/15/2043	200	166,061
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	4.00%	07/15/2043	200	195,112
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	4.00%	07/15/2046	1,125	1,081,340
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	5.00%	07/15/2046	1,125	1,239,967

				10,667,685

Florida-3.43%
Bay County School Board, Series 2022, COP, (INS - AGM)(c)	4.25%	07/01/2047	500	488,475
Broward (County of), FL (Convention Center Expansion), Series 2021, RB	4.00%	09/01/2047	1,000	919,629
Central Florida Expressway Authority, Series 2021, Ref. RB, (INS - AGM)(c)	4.00%	07/01/2037	500	509,216
Central Florida Expressway Authority, Series 2021, Ref. RB, (INS - AGM)(c)	4.00%	07/01/2038	500	502,906
Central Florida Expressway Authority, Series 2021, Ref. RB, (INS - AGM)(c)	4.00%	07/01/2039	500	500,331
Central Florida Expressway Authority, Series 2021, Ref. RB, (INS - AGM)(c)	2.50%	07/01/2040	1,500	1,144,125
Davie (Town of), FL (Nova Southeastern University), Series 2018, Ref. RB	5.00%	04/01/2048	2,000	2,087,612
Escambia (County of), FL Health Facilities Authority, Series 2020, Ref. RB, (INS - AGM)(c)	3.00%	08/15/2050	5,000	3,562,141
Florida Development Finance Corp. (UF Health Jacksonville), Series 2022, Ref. RB, (INS - AGM)(c)	4.00%	02/01/2046	2,500	2,325,485
Fort Pierce (City of), FL Utilities Authority, Series 2022 A, Ref. RB, (INS - AGM)(c)	4.00%	10/01/2052	2,500	2,343,694
Hillsborough (County of), FL Aviation Authority (Tampa International Airport), Series 2018 F, RB	5.00%	10/01/2048	1,745	1,836,114
JEA Electric System, Series 2013 C, RB	5.00%	10/01/2037	950	951,659
Lakeland (City of), FL (Lakeland Regional Health), Series 2015, RB	5.00%	11/15/2040	1,050	1,067,635

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)
Miami Beach (City of), FL, Series 2015, RB	5.00%	09/01/2045	$2,000	$2,104,041
Miami Beach (City of), FL, Series 2019, Ref. GO Bonds	4.00%	05/01/2049	6,000	5,547,398
Miami Beach (City of), FL Health Facilities Authority (Mt. Sinai Medical Center), Series 2021, RB	4.00%	11/15/2046	2,190	1,993,872
Miami Beach (City of), FL Health Facilities Authority (Mt. Sinai Medical Center), Series 2021, RB	3.00%	11/15/2051	2,000	1,394,038
Miami Beach (City of), FL Health Facilities Authority (Mt. Sinai Medical Center), Series 2021, RB	4.00%	11/15/2051	2,000	1,777,982
Miami Beach (City of), FL Redevelopment Agency (City Center), Series 2015, Ref. RB,(INS -AGM) (c)	5.00%	02/01/2040	4,000	4,112,103
Miami-Dade (County of), FL, Series 2012 B, Ref. RB(a)(b)	5.00%	10/01/2022	2,215	2,219,942
Miami-Dade (County of), FL, Series 2017 A, RB	3.38%	10/01/2047	5,000	4,139,178
Miami-Dade (County of), FL, Series 2021, RB	4.00%	10/01/2039	150	147,311
Miami-Dade (County of), FL, Series 2021, RB	3.00%	10/01/2040	175	150,390
Miami-Dade (County of), FL, Series 2021, RB	4.00%	10/01/2041	200	190,840
Miami-Dade (County of), FL, Series 2021, RB	4.00%	10/01/2042	200	187,489
Miami-Dade (County of), FL, Series 2021, RB	3.00%	10/01/2043	250	206,357
Miami-Dade (County of), FL, Series 2021, RB	4.00%	10/01/2044	175	162,002
Miami-Dade (County of), FL, Series 2021, RB	4.00%	10/01/2046	200	182,944
Miami-Dade (County of), FL, Series 2021, RB	4.00%	10/01/2048	250	227,094
Miami-Dade (County of), FL, Series 2021, RB	4.00%	10/01/2051	300	268,991
Orlando (City of), FL, Series 2018 B, RB	5.00%	10/01/2048	5,685	6,225,566
Palm Beach (County of), FL Health Facilities Authority (Jupiter Medical Center), Series 2022, RB	5.00%	11/01/2047	1,250	1,254,600
Palm Beach (County of), FL Health Facilities Authority (Jupiter Medical Center), Series 2022, RB	5.00%	11/01/2052	1,500	1,499,153
Palm Beach (County of), FL Health Facilities Authority (Lifespace Communities, Inc.), Series 2019 B, RB	5.00%	05/15/2053	1,000	934,603
Tampa (City of) & Hillsborough (County of), FL Expressway Authority, Series 2017 C, RB	5.00%	07/01/2048	2,000	2,121,909
Tampa (City of) & Hillsborough (County of), FL Expressway Authority, Series 2017, RB	5.00%	07/01/2047	5,000	5,259,412
Tampa (City of), FL, Series 2016 A, RB	5.00%	11/15/2046	1,750	1,818,684
Tampa (City of), FL (H. Lee Moffitt Cancer Center), Series 2020 B, RB	4.00%	07/01/2045	2,500	2,326,461
Tampa (City of), FL (H. Lee Moffitt Cancer Center), Series 2020 B, RB	5.00%	07/01/2050	3,250	3,390,184

				68,081,566

Georgia-1.82%
Atlanta (City of), GA, Series 2018 B, RB	5.00%	11/01/2047	5,000	5,399,672
Burke (County of), GA Development Authority, Series 2012, Ref. RB	2.75%	01/01/2052	2,000	1,394,295
Cobb (County of), GA Kennestone Hospital Authority (Wellstar Health System, Inc.), Series 2020, Ref. RB	5.00%	04/01/2050	850	882,910
Cobb (County of), GA Kennestone Hospital Authority (Wellstar Health System, Inc.), Series 2022, RB	4.00%	04/01/2052	1,000	921,226
Fulton (County of), GA Development Authority (Wellstar Health System, Inc.), Series 2020, RB	4.00%	04/01/2050	1,000	932,893
Gainesville (City of) & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.), Series 2017 B, Ref. RB	5.50%	02/15/2042	2,000	2,142,070
Gainesville (City of) & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.), Series 2021 A, RB	2.50%	02/15/2051	2,000	1,269,785
Gainesville (City of) & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.), Series 2021 A, RB	3.00%	02/15/2051	2,000	1,405,223
Gainesville (City of) & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.), Series 2021 A, RB	4.00%	02/15/2051	4,000	3,630,800
Georgia (State of) Municipal Electric Authority, Series 2019 A, Ref. RB	5.00%	01/01/2044	1,000	1,033,549
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2021 A, Ref. RB, (INS - AGM)(c)	5.00%	01/01/2062	2,305	2,382,952
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2021 A, Ref. RB, (INS - AGM)(c)	5.00%	01/01/2062	4,500	4,652,184
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2022, RB	4.50%	07/01/2063	3,000	2,884,371
Georgia (State of) Ports Authority, Series 2022, RB	4.00%	07/01/2047	1,000	959,959
Georgia (State of) Ports Authority, Series 2022, RB	4.00%	07/01/2052	1,000	950,892
Glynn (County of) & Brunswick (City of), GA Memorial Hospital Authority (Southeast Georgia Health System), Series 2017, RAC	5.00%	08/01/2047	3,000	3,018,996
Sandy Springs (City of), GA Public Facilities Authority (City Center), Series 2015, RB(a)(b)	5.00%	05/01/2026	2,000	2,181,814

				36,043,591

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Hawaii-0.44%
Honolulu (City & County of), HI, Series 2015 A, GO Bonds	5.00%	10/01/2039	$4,000	$4,223,038
Honolulu (City & County of), HI, Series 2019 A, RB	5.00%	07/01/2049	1,500	1,628,682
Honolulu (City & County of), HI (Green Bonds), Series 2022 A, RB	4.13%	07/01/2047	3,000	2,905,397

				8,757,117

Illinois-4.76%
Chicago (City of), IL, Series 2017 A, RB, (INS - AGM)(c)	5.25%	01/01/2042	2,500	2,674,027
Chicago (City of), IL, Series 2017 A, RB, (INS - AGM)(c)	4.00%	01/01/2052	7,000	6,731,799
Chicago (City of), IL, Series 2017 A, Ref. GO Bonds	6.00%	01/01/2038	1,000	1,075,719
Chicago (City of), IL, Series 2019 A, GO Bonds	5.00%	01/01/2044	2,000	2,054,108
Chicago (City of), IL, Series 2019 A, GO Bonds	5.50%	01/01/2049	1,500	1,580,891
Chicago (City of), IL (O’Hare International Airport), Series 2015 D, RB	5.00%	01/01/2046	1,250	1,286,161
Chicago (City of), IL (O’Hare International Airport), Series 2018 B, RB, (INS - AGM)(c)	4.00%	01/01/2053	6,375	5,946,708
Chicago (City of), IL Board of Education, Series 2016, RB	6.00%	04/01/2046	2,000	2,139,144
Chicago (City of), IL Board of Education, Series 2017 B, Ref. GO Bonds(d)	7.00%	12/01/2042	5,000	5,663,021
Chicago (City of), IL Transit Authority, Series 2017, RB, (INS - AGM)(c)	5.00%	12/01/2051	10,000	10,468,830
Du Page (County of), IL (Morton Abroretum), Series 2020, Ref. RB	3.00%	05/15/2047	5,000	3,871,468
Illinois (State of), Series 2020, GO Bonds	5.50%	05/01/2039	1,500	1,629,663
Illinois (State of), Series 2022 A, GO Bonds	5.50%	03/01/2047	1,500	1,631,806
Illinois (State of) Finance Authority (Carle Foundation (The)), Series 2021 A, Ref. RB	4.00%	08/15/2037	1,550	1,500,963
Illinois (State of) Finance Authority (Carle Foundation (The)), Series 2021 A, Ref. RB	4.00%	08/15/2038	1,395	1,330,729
Illinois (State of) Finance Authority (Carle Foundation (The)), Series 2021 A, Ref. RB	4.00%	08/15/2039	2,250	2,129,176
Illinois (State of) Finance Authority (Carle Foundation (The)), Series 2021 A, Ref. RB	4.00%	08/15/2040	1,350	1,296,262
Illinois (State of) Finance Authority (Carle Foundation (The)), Series 2021 A, Ref. RB	4.00%	08/15/2041	1,350	1,269,597
Illinois (State of) Finance Authority (Carle Foundation (The)), Series 2021 A, Ref. RB	3.00%	08/15/2048	1,000	736,020
Illinois (State of) Finance Authority (Carle Foundation (The)), Series 2021 A, Ref. RB	4.00%	08/15/2048	1,400	1,270,730
Illinois (State of) Finance Authority (Chicago LLC - University of Chicago), Series 2017 A, RB	5.00%	02/15/2047	1,000	960,444
Illinois (State of) Finance Authority (OSF Healthcare System), Series 2020 A, Ref. RB	3.00%	05/15/2050	4,000	2,872,503
Illinois (State of) Finance Authority (OSF Healthcare System), Series 2020 A, Ref. RB	4.00%	05/15/2050	4,570	4,129,635
Illinois (State of) Finance Authority (Rush University Medical Center), Series 2015 A, Ref. RB	5.00%	11/15/2038	1,175	1,209,560
Illinois (State of) Finance Authority (University of Illinois Health Services), Series 2020, RB	4.00%	10/01/2050	1,500	1,326,270
Illinois (State of) Finance Authority (University of Illinois Health Services), Series 2020, RB	4.00%	10/01/2055	1,450	1,240,560
Illinois (State of) Toll Highway Authority, Series 2017 A, RB	5.00%	01/01/2042	5,000	5,276,357
Illinois (State of) Toll Highway Authority, Series 2020 A, RB	5.00%	01/01/2041	4,000	4,326,599
Illinois (State of) Toll Highway Authority, Series 2020 A, RB	5.00%	01/01/2045	2,500	2,670,250
Illinois (State of) Toll Highway Authority, Series 2021 A, RB	5.00%	01/01/2046	1,000	1,073,085
Metropolitan Pier & Exposition Authority (McCormick Place Expansion), Series 2020, Ref. RB	5.00%	06/15/2042	1,000	1,032,655
Sales Tax Securitization Corp., Series 2018 A, Ref. RB	5.00%	01/01/2040	5,200	5,513,512
Sales Tax Securitization Corp., Series 2020 A, Ref. RB	4.00%	01/01/2038	1,000	958,751
Sales Tax Securitization Corp., Series 2020 A, Ref. RB	4.00%	01/01/2039	500	476,526
Sales Tax Securitization Corp., Series 2020 A, Ref. RB, (INS - BAM)(c)	4.00%	01/01/2040	2,000	1,936,430
Springfield (City of), IL, Series 2015, Ref. RB, (INS - AGM)(c)	5.00%	03/01/2040	3,000	3,127,016

				94,416,975

Indiana-0.85%
Indiana (State of) Health & Educational Facilities Financing Authority (Ascension Senior Credit Group), Series 2006, Ref. RB	5.00%	11/15/2046	3,000	3,112,373
Indianapolis Local Public Improvement Bond Bank (Courthouse and Jail), Series 2019 A, RB	5.00%	02/01/2044	5,000	5,422,544
Indianapolis Local Public Improvement Bond Bank (Courthouse and Jail), Series 2019 A, RB	5.00%	02/01/2049	6,500	7,019,698
Northern Indiana Commuter Transportation District, Series 2016, RB	5.00%	07/01/2041	1,250	1,340,520

				16,895,135

Kansas-0.35%
Ellis County Unified School District No. 489 Hays, Series 2022 B, Ref. GO Bonds, (INS - AGM)(c)	5.00%	09/01/2042	1,500	1,618,018
Ellis County Unified School District No. 489 Hays, Series 2022 B, Ref. GO Bonds, (INS - AGM)(c)	5.00%	09/01/2047	1,250	1,335,623
Ellis County Unified School District No. 489 Hays, Series 2022 B, Ref. GO Bonds, (INS - AGM)(c)	4.00%	09/01/2052	1,500	1,404,006
Wyandotte (County of) & Kansas City (City of), KS Unified Government, Series 2016 A, RB	5.00%	09/01/2040	1,000	1,037,511
Wyandotte (County of) & Kansas City (City of), KS Unified Government, Series 2016 A, RB	5.00%	09/01/2045	1,500	1,546,806

				6,941,964

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky-0.10%
Kentucky (Commonwealth of) Economic Development Finance Authority (Louisville Arena Authority, Inc.), Series 2017 A, Ref. RB, (INS - AGM)(c)	5.00%	12/01/2045	$1,000	$1,064,435
Kentucky (Commonwealth of) Economic Development Finance Authority (Louisville Arena Authority, Inc.), Series 2017 A, Ref. RB, (INS - AGM)(c)	5.00%	12/01/2047	1,000	1,003,945

				2,068,380

Louisiana-1.03%
Greater New Orleans Expressway Commission, Series 2017, RB, (INS - AGM)(c)	5.00%	11/01/2042	2,000	2,125,495
Greater New Orleans Expressway Commission, Series 2017, RB, (INS - AGM)(c)	5.00%	11/01/2047	2,000	2,118,034
Jefferson (Parish of), LA Sales Tax District, Series 2017 B, RB, (INS - AGM)(c)	5.00%	12/01/2042	2,750	2,955,265
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Ragin Cajun Facilities, Inc.), Series 2018, RB, (INS - AGM)(c)	5.00%	10/01/2048	3,500	3,715,073
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Woman’s Hospital Foundation), Series 2017 A, Ref. RB	5.00%	10/01/2041	3,285	3,443,117
Louisiana (State of) Public Facilities Authority (LA Children’s Medical Center), Series 2020, RB, (INS - AGM)(c)	3.00%	06/01/2050	6,500	4,886,488
Shreveport (City of), LA, Series 2019 B, RB, (INS - AGM)(c)	4.00%	12/01/2049	1,250	1,167,631

				20,411,103

Maine-0.47%
Maine (State of) Health & Higher Educational Facilities Authority, Series 2020 A, RB	4.00%	07/01/2045	2,000	1,888,493
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(c)	5.00%	07/01/2023	550	560,482
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(c)	5.00%	07/01/2024	350	364,150
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(c)	5.00%	07/01/2026	400	430,017
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(c)	2.50%	07/01/2029	500	485,718
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(c)	5.00%	07/01/2030	425	479,267
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(c)	4.00%	07/01/2037	375	370,082
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(c)	4.00%	07/01/2039	330	323,804
Maine (State of) Health & Higher Educational Facilities Authority (Mainhealth), Series 2020 A, RB	4.00%	07/01/2050	4,500	4,169,355
Maine (State of) Turnpike Authority, Series 2020, RB	4.00%	07/01/2045	300	284,732

				9,356,100

Maryland-0.92%
Baltimore (City of), MD (Convention Center Hotel), Series 2017, Ref. RB	5.00%	09/01/2039	1,000	941,468
Baltimore (City of), MD (Convention Center Hotel), Series 2017, Ref. RB	5.00%	09/01/2042	500	453,989
Baltimore (City of), MD (Water), Series 2017 A, RB	5.00%	07/01/2046	9,510	10,101,406
Baltimore (City of), MD (Water), Series 2020 A, RB	5.00%	07/01/2050	600	642,740
Maryland (State of) Stadium Authority, Series 2022 A, RB	4.00%	06/01/2047	1,000	957,078
Maryland (State of) Stadium Authority (Baltimore City Public Schools), Series 2016, RB(a)(b)	5.00%	05/01/2026	1,900	2,072,723
Maryland (State of) Stadium Authority (Built to Learn), Series 2021, RB	4.00%	06/01/2046	1,000	959,778
Maryland (State of) Transportation Authority, Series 2021 A, Ref. RB	5.00%	07/01/2046	1,000	1,103,394
Maryland (State of) Transportation Authority, Series 2021 A, Ref. RB	5.00%	07/01/2051	1,000	1,100,846

				18,333,422

Massachusetts-6.17%
Massachusetts (Commonwealth of), Series 2016 A, GO Bonds	5.00%	03/01/2041	7,150	7,342,549
Massachusetts (Commonwealth of), Series 2016 A, GO Bonds	5.00%	03/01/2046	5,000	5,123,852
Massachusetts (Commonwealth of), Series 2016 J, GO Bonds	4.00%	12/01/2044	2,900	2,842,761
Massachusetts (Commonwealth of), Series 2017 A, GO Bonds	5.00%	04/01/2042	4,210	4,505,865
Massachusetts (Commonwealth of), Series 2017 A, Ref. RB	5.00%	06/01/2043	5,000	5,352,088
Massachusetts (Commonwealth of), Series 2017 F, GO Bonds	5.00%	11/01/2041	8,000	8,642,684
Massachusetts (Commonwealth of), Series 2019 A, GO Bonds	5.25%	01/01/2044	10,675	11,672,365

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts-(continued)
Massachusetts (Commonwealth of), Series 2019 A, GO Bonds	5.00%	01/01/2049	$5,000	$5,365,764
Massachusetts (Commonwealth of), Series 2020 E, GO Bonds	5.00%	11/01/2045	2,500	2,738,376
Massachusetts (Commonwealth of), Series 2020 E, GO Bonds	5.00%	11/01/2050	3,500	3,817,043
Massachusetts (Commonwealth of), Series 2020, GO Bonds	5.00%	07/01/2045	1,000	1,091,980
Massachusetts (Commonwealth of), Series 2022 B, GO Bonds	4.00%	02/01/2042	1,000	983,738
Massachusetts (Commonwealth of) (Rail Enhancement & Accelerated Bridge Program), Series 2015 A, RB	5.00%	06/01/2045	3,000	3,139,280
Massachusetts (Commonwealth of) (Rail Enhancement & Accelerated Bridge Program), Series 2018 A, RB	5.25%	06/01/2043	5,000	5,438,802
Massachusetts (Commonwealth of) Development Finance Agency (Dana-Farber Cancer Institute), Series 2016, RB	5.00%	12/01/2046	2,000	2,099,538
Massachusetts (Commonwealth of) Development Finance Agency (Northern University), Series 2022, Ref. RB	5.00%	10/01/2044	1,500	1,627,770
Massachusetts (Commonwealth of) School Building Authority, Series 2015 C, Ref. RB	5.00%	08/15/2037	8,770	9,287,807
Massachusetts (State of) Bay Transportation Authority, Series 2015 A, RB	5.00%	07/01/2040	7,145	7,527,573
Massachusetts (State of) Bay Transportation Authority, Series 2020, Ref. RB	5.00%	07/01/2050	5,580	6,004,504
Massachusetts (State of) Development Finance Agency, Series 2021 G, Ref. RB	5.00%	07/01/2050	1,000	1,047,675
Massachusetts (State of) Development Finance Agency (Boston University), Series 2013 X, RB	5.00%	10/01/2048	875	887,248
Massachusetts (State of) Development Finance Agency (Boston University), Series 2016 BB1, RB	5.00%	10/01/2046	4,500	4,756,840
Massachusetts (State of) Development Finance Agency (Dana-Farber Cancer Institute), Series 2016, RB	5.00%	12/01/2041	2,665	2,818,712
Massachusetts (State of) Development Finance Agency (Wellforce, Inc.), Series 2020 C, Ref. RB, (INS - AGM)(c)	3.00%	10/01/2045	3,500	2,743,689
Massachusetts (State of) Development Finance Agency (Wellforce, Inc.), Series 2020 C, Ref. RB, (INS - AGM)(c)	4.00%	10/01/2045	1,500	1,417,950
Massachusetts (State of) School Building Authority, Series 2016 B, RB	5.00%	11/15/2046	3,075	3,275,841
Massachusetts (State of) Water Resources Authority, Series 2018 B, RB	5.00%	08/01/2043	5,000	5,448,249
University of Massachusetts Building Authority, Series 2020 1, RB	5.00%	11/01/2050	5,000	5,427,356

				122,427,899

Michigan-0.81%
Lansing (City of), MI Board of Water & Light, Series 2021 A, RB	5.00%	07/01/2051	1,000	1,065,074
Michigan (State of) Building Authority (Facilities Program), Series 2022 I, RB	4.00%	10/15/2052	1,000	910,391
Michigan (State of) Finance Authority, Series 2019 A, Ref. RB	3.00%	12/01/2049	2,440	1,813,441
Michigan (State of) Finance Authority (Trinity Health Credit Group), Series 2022, RB	4.00%	12/01/2047	1,100	1,024,903
Michigan (State of) Hospital Finance Authority (Ascension Health Senior Credit Group), Series 2010, Ref. RB	5.00%	11/15/2047	3,000	3,155,837
Michigan State University Board of Trustees, Series 2019 B, RB	5.00%	02/15/2044	1,250	1,348,736
University of Michigan, Series 2017 A, Ref. RB(a)(b)	5.00%	04/01/2027	3,100	3,447,351
Walled Lake Consolidated School District, Series 2020, GO Bonds	5.00%	05/01/2050	2,500	2,697,138
Wayne (County of), MI Airport Authority (Detroit Michigan Wayne County Airport), Series 2015 D, RB	5.00%	12/01/2040	500	525,775

				15,988,646

Minnesota-0.21%
Duluth (City of), MN Economic Development Authority (St. Luke’s Hospital of Duluth), Series 2022 B, RB	5.25%	06/15/2047	2,000	2,045,530
Duluth (City of), MN Economic Development Authority (St. Luke’s Hospital of Duluth), Series 2022 B, RB	5.25%	06/15/2052	1,000	1,018,059
Minnesota (State of) Higher Education Facilities Authority (Bethel University), Series 2017, Ref. RB	5.00%	05/01/2047	1,000	1,002,398

				4,065,987

Missouri-0.89%
Cape Girardeau (County of), MO Industrial Development Authority (South Eastern Health), Series 2017 A, Ref. RB	5.00%	03/01/2036	1,000	1,034,032
Kansas City (City of), MO (Downtown Arena), Series 2016 E, Ref. RB	5.00%	04/01/2040	2,190	2,253,264
Metropolitan St. Louis Sewer District, Series 2016 C, RB(a)	5.00%	05/01/2046	1,000	1,065,546
Metropolitan St. Louis Sewer District, Series 2017 A, Ref. RB	5.00%	05/01/2047	750	799,564

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri-(continued)
Missouri (State of) Health & Educational Facilities Authority (BJC Health System), Series 2021 A, Ref. RB	3.00%	07/01/2051	$2,500	$1,885,456
Missouri (State of) Health & Educational Facilities Authority (Mercy Health), Series 2017 C, Ref. RB	4.00%	11/15/2047	1,500	1,417,257
Missouri (State of) Health & Educational Facilities Authority (Mosaic Health System), Series 2019 A, Ref. RB	4.00%	02/15/2049	5,000	4,739,568
Missouri (State of) Health & Educational Facilities Authority (SSM Health Care), Series 2022 A, RB	4.00%	06/01/2052	5,000	4,539,125

				17,733,812

Montana-0.12%
Missoula (City of), MT, Series 2019 A, RB	4.00%	07/01/2044	2,400	2,332,993

Nebraska-0.17%
Fremont School District, Series 2022, GO Bonds, (INS - AGM)(c)	4.00%	12/15/2047	1,000	969,253
Omaha (City of), NE Public Power District, Series 2017 A, Ref. RB	5.00%	02/01/2042	1,000	1,082,129
University of Nebraska Facilities Corp., Series 2021 A, RB	4.00%	07/15/2059	500	463,384
University of Nebraska Facilities Corp., Series 2021 A, RB	4.00%	07/15/2062	1,000	921,001

				3,435,767

Nevada-0.10%
Clark (County of), NV Department of Aviation, Series 2017 A-2, Ref. RB	5.00%	07/01/2040	1,035	1,095,806
Las Vegas Valley Water District, Series 2022 A, GO Bonds	4.00%	06/01/2046	1,000	949,746

				2,045,552

New Hampshire-0.17%
New Hampshire (State of) Business Finance Authority (St. Luke’s University Health), Series 2021, RB, (INS - AGM)(c)	3.00%	08/15/2046	2,210	1,720,621
New Hampshire (State of) Business Finance Authority (St. Luke’s University Health), Series 2021, RB, (INS - AGM)(c)	3.00%	08/15/2051	2,200	1,648,078

				3,368,699

New Jersey-2.13%
New Jersey (State of) Economic Development Authority (Social Bonds), Series 2021 QQQ, RB	4.00%	06/15/2046	1,000	917,112
New Jersey (State of) Economic Development Authority (Social Bonds), Series 2021, RB	4.00%	06/15/2050	1,000	905,017
New Jersey (State of) Economic Development Authority (State House), Series 2017 B, RB	5.00%	06/15/2043	1,000	1,038,033
New Jersey (State of) Educational Facilities Authority (Stevens Institute of Technology) (Green Bonds), Series 2020 A, RB	3.00%	07/01/2050	1,000	730,877
New Jersey (State of) Educational Facilities Authority (Stevens Institute of Technology) (Green Bonds), Series 2020 A, RB	4.00%	07/01/2050	2,800	2,556,773
New Jersey (State of) Health Care Facilities Financing Authority (Atlanticare Health System Obligated Group), Series 2021, RB	3.00%	07/01/2046	750	569,249
New Jersey (State of) Health Care Facilities Financing Authority (Atlanticare Health System Obligated Group), Series 2021, RB	3.00%	07/01/2051	1,125	825,988
New Jersey (State of) Health Care Facilities Financing Authority (Princeton HealthCare System), Series 2016 A, Ref. RB	5.00%	07/01/2039	1,000	1,047,957
New Jersey (State of) Health Care Facilities Financing Authority (University Hospital), Series 2015 A, RB, (INS - AGM)(c)	5.00%	07/01/2046	3,000	3,069,563
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	4.00%	06/15/2038	1,000	966,758
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	5.00%	06/15/2038	1,000	1,060,027
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	4.00%	06/15/2039	1,000	962,506
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	5.00%	06/15/2039	1,000	1,054,904
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	4.00%	06/15/2040	1,000	958,008
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	5.00%	06/15/2040	1,000	1,052,134
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	4.00%	06/15/2045	1,000	920,512
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	5.00%	06/15/2045	1,000	1,038,552
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	3.00%	06/15/2050	1,000	723,434
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	4.00%	06/15/2050	1,000	905,017
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	5.00%	06/15/2050	1,000	1,035,738
New Jersey (State of) Transportation Trust Fund Authority, Series 2022, RB	4.00%	06/15/2038	1,500	1,450,137
New Jersey (State of) Transportation Trust Fund Authority, Series 2022, RB	4.00%	06/15/2039	1,000	962,506
New Jersey (State of) Transportation Trust Fund Authority, Series 2022, RB	4.00%	06/15/2040	1,000	958,008

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey-(continued)
New Jersey (State of) Transportation Trust Fund Authority, Series 2022, RB	4.00%	06/15/2041	$1,250	$1,179,422
New Jersey (State of) Transportation Trust Fund Authority, Series 2022, RB	4.00%	06/15/2042	1,000	936,525
New Jersey (State of) Transportation Trust Fund Authority, Series 2022, RB	4.00%	06/15/2046	750	687,834
New Jersey (State of) Turnpike Authority, Series 2017 B, Ref. RB	5.00%	01/01/2040	1,000	1,069,766
New Jersey (State of) Turnpike Authority, Series 2021 A, RB	4.00%	01/01/2042	5,000	4,799,121
New Jersey (State of) Turnpike Authority, Series 2021 A, RB	4.00%	01/01/2051	5,450	5,121,749
Newark (City of), NJ Housing Authority, Series 2016, Ref. RB, (INS - AGM)(c)	5.00%	12/01/2038	2,500	2,643,476

				42,146,703

New York-21.61%
Broome County Local Development Corp. (United Health Services Hospital), Series 2020, Ref. RB, (INS - AGM)(c)	3.00%	04/01/2045	3,000	2,248,647
Broome County Local Development Corp. (United Health Services Hospital), Series 2020, Ref. RB, (INS - AGM)(c)	3.00%	04/01/2050	8,750	6,148,101
Broome County Local Development Corp. (United Health Services Hospital), Series 2020, Ref. RB, (INS - AGM)(c)	4.00%	04/01/2050	3,000	2,750,365
Build NYC Resource Corp. (New York Law School), Series 2016, Ref. RB	5.00%	07/01/2041	1,000	1,015,723
Dutchess County Local Development Corp. (Vassar College), Series 2017, Ref. RB	5.00%	07/01/2042	1,500	1,571,101
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2042	5,000	5,287,159
Long Island (City of), NY Power Authority, Series 2012 A, RB(a)(b)	5.00%	09/10/2022	2,860	2,861,739
Long Island (City of), NY Power Authority, Series 2014 A, Ref. RB	5.00%	09/01/2039	2,500	2,596,394
Long Island (City of), NY Power Authority, Series 2017, RB	5.00%	09/01/2042	1,300	1,400,283
Long Island (City of), NY Power Authority, Series 2017, RB	5.00%	09/01/2047	1,000	1,072,364
Metropolitan Transportation Authority, Series 2012 A-1, RB	5.00%	11/15/2040	6,690	6,733,017
Metropolitan Transportation Authority, Series 2012 E, RB, (INS - AGM)(c)	5.00%	11/15/2042	1,510	1,516,414
Metropolitan Transportation Authority (Green Bonds), Series 2019 B, RB	5.00%	11/15/2052	3,525	3,593,817
Metropolitan Transportation Authority (Green Bonds), Series 2020 A-1, RB	4.00%	11/15/2051	2,900	2,552,010
Metropolitan Transportation Authority (Green Bonds), Series 2020 A-1, RB, (INS - AGM)(c)	4.00%	11/15/2050	5,000	4,737,444
Metropolitan Transportation Authority (Green Bonds), Series 2020 C-1, RB	4.75%	11/15/2045	1,000	984,726
Metropolitan Transportation Authority (Green Bonds), Series 2020 C-1, RB	5.25%	11/15/2055	6,000	6,243,042
Metropolitan Transportation Authority (Green Bonds), Subseries 2016 B-1, RB	5.00%	11/15/2046	2,350	2,482,545
Monroe County Industrial Development Corp. (University of Rochester), Series 2020 A, RB	4.00%	07/01/2050	2,000	1,867,911
MTA Hudson Rail Yards Trust Obligations, Series 2016 A, RB	5.00%	11/15/2051	2,000	2,002,857
Nassau (County of), NY, Series 2019 B, GO Bonds, (INS - AGM)(c)	5.00%	04/01/2049	5,000	5,408,031
New York & New Jersey (States of) Port Authority, One Hudred Eighty Four Series 2014, RB	5.00%	09/01/2039	6,000	6,231,346
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	05/01/2045	3,500	3,654,621
New York & New Jersey (States of) Port Authority, Series 2020-222, Ref. RB	4.00%	07/15/2040	2,000	1,958,526
New York & New Jersey (States of) Port Authority, Two Hundred Eleventh Series 2018, Ref. RB	5.00%	09/01/2048	5,590	5,896,795
New York & New Jersey (States of) Port Authority, Two Hundredth Series 2017, Ref. RB	5.25%	10/15/2057	2,400	2,576,218
New York (City of), NY, Series 2016 B-1, GO Bonds	5.00%	12/01/2041	4,955	5,290,442
New York (City of), NY, Series 2019 B-1, GO Bonds	5.00%	10/01/2038	6,500	7,067,674
New York (City of), NY, Series 2020 BB1, RB	3.00%	06/15/2050	1,000	773,501
New York (City of), NY, Series 2020 BB1, RB	5.00%	06/15/2050	1,000	1,070,362
New York (City of), NY, Series 2020 BB-1, RB	4.00%	06/15/2050	2,000	1,902,094
New York (City of), NY, Series 2020 BB-2, Ref. RB	4.00%	06/15/2042	1,000	972,950
New York (City of), NY, Series 2020 D-1, GO Bonds	5.00%	03/01/2038	6,250	6,777,042
New York (City of), NY, Series 2021 A-1, GO Bonds	5.00%	08/01/2047	3,345	3,587,755
New York (City of), NY, Series 2021 BB-1, Ref. RB	5.00%	06/15/2044	9,150	10,027,228
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium), Series 2021 A, Ref. RB, (INS - AGM)(c)	2.00%	01/01/2038	1,500	1,053,224
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium), Series 2021 A, Ref. RB, (INS - AGM)(c)	3.00%	01/01/2039	1,250	1,052,164
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium), Series 2021 A, Ref. RB, (INS - AGM)(c)	3.00%	01/01/2040	1,750	1,434,033
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium), Series 2021 A, Ref. RB, (INS - AGM)(c)	3.00%	01/01/2046	5,000	3,733,172
New York (City of), NY Industrial Development Agency (Yankee Stadium), Series 2020, Ref. RB, (INS - AGM)(c)	3.00%	03/01/2049	5,000	3,707,064

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (City of), NY Municipal Water Finance Authority, Series 2013 BB, RB	5.00%	06/15/2047	$9,640	$9,699,782
New York (City of), NY Municipal Water Finance Authority, Series 2013 EE, RB	5.00%	06/15/2047	500	508,454
New York (City of), NY Municipal Water Finance Authority, Series 2014 EE, Ref. RB	5.00%	06/15/2036	600	623,380
New York (City of), NY Municipal Water Finance Authority, Series 2017 EE, Ref. RB	5.00%	06/15/2037	3,000	3,224,126
New York (City of), NY Municipal Water Finance Authority, Series 2019 CC-1, RB	5.00%	06/15/2044	5,000	5,396,226
New York (City of), NY Municipal Water Finance Authority, Series 2021 AA-1, RB	5.00%	06/15/2048	3,000	3,249,641
New York (City of), NY Municipal Water Finance Authority, Series 2021 AA-1, RB	4.00%	06/15/2051	5,000	4,743,173
New York (City of), NY Municipal Water Finance Authority, Subseries 2019 FF-1, RB	4.00%	06/15/2049	2,500	2,384,079
New York (City of), NY Municipal Water Finance Authority, Subseries 2019 FF-1, RB	5.00%	06/15/2049	6,165	6,591,117
New York (City of), NY Transitional Finance Authority, Series 2015 B-1, RB	5.00%	08/01/2042	4,330	4,482,205
New York (City of), NY Transitional Finance Authority, Series 2015 S-1, RB	5.00%	07/15/2040	3,000	3,122,829
New York (City of), NY Transitional Finance Authority, Series 2019, RB	4.00%	11/01/2040	5,000	4,848,304
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	3.00%	11/01/2037	9,000	7,777,874
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	4.00%	11/01/2038	3,000	2,946,695
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	3.00%	11/01/2039	4,000	3,344,652
New York (City of), NY Transitional Finance Authority, Series 2021 A-1, Ref. RB	4.00%	11/01/2038	5,000	4,911,157
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	4.00%	02/01/2038	1,000	982,836
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	4.00%	02/01/2039	1,000	976,908
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	4.00%	02/01/2040	1,000	970,525
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	4.00%	02/01/2041	1,000	967,705
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	4.00%	02/01/2042	1,500	1,444,509
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	4.00%	02/01/2043	1,000	957,183
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	4.00%	02/01/2046	1,000	947,359
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	4.00%	02/01/2049	2,000	1,877,906
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	2.25%	02/01/2051	2,000	1,232,019
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	3.00%	02/01/2051	1,125	853,121
New York (City of), NY Transitional Finance Authority, Series 2021, Ref. RB	4.00%	11/01/2036	500	499,711
New York (City of), NY Transitional Finance Authority, Series 2022 A-1, RB	4.00%	08/01/2048	1,500	1,411,541
New York (City of), NY Transitional Finance Authority, Series 2022, RB	4.00%	02/01/2038	3,000	2,948,507
New York (City of), NY Transitional Finance Authority, Series 2022, RB	4.00%	02/01/2039	3,000	2,930,723
New York (City of), NY Transitional Finance Authority, Series 2022, RB	4.00%	02/01/2040	3,000	2,911,574
New York (City of), NY Transitional Finance Authority, Series 2022, RB	4.00%	02/01/2041	3,000	2,903,114
New York (City of), NY Transitional Finance Authority, Series 2022, RB	4.00%	02/01/2042	3,000	2,889,018
New York (City of), NY Transitional Finance Authority, Series 2022, RB	5.00%	02/01/2044	2,000	2,174,156
New York (City of), NY Transitional Finance Authority, Series 2022, RB	4.00%	02/01/2047	3,000	2,833,179
New York (City of), NY Transitional Finance Authority, Series 2022, RB	5.00%	02/01/2047	3,000	3,247,355
New York (City of), NY Transitional Finance Authority, Subseries 2016 B-1, RB	4.00%	08/01/2041	1,850	1,789,192
New York (State of) Dormitory Authority, Series 2014 E, Ref. RB	5.00%	02/15/2044	1,905	1,971,055
New York (State of) Dormitory Authority, Series 2020 A, RB	3.00%	07/01/2048	4,000	2,909,406
New York (State of) Dormitory Authority, Series 2020 A, RB	4.00%	07/01/2053	4,000	3,653,633
New York (State of) Dormitory Authority (Columbia University), Series 2016 A-2, RB	5.00%	10/01/2046	500	536,652
New York (State of) Dormitory Authority (Columbia University), Series 2018 B, Ref. RB	5.00%	10/01/2038	5,000	5,507,073
New York (State of) Dormitory Authority (Cornell University), Series 2020 A, Ref. RB	5.00%	07/01/2050	6,500	7,179,613
New York (State of) Dormitory Authority (Fordham University), Series 2016 A, Ref. RB	5.00%	07/01/2041	750	786,003
New York (State of) Dormitory Authority (Fordham University), Series 2020, RB	4.00%	07/01/2050	2,000	1,813,415
New York (State of) Dormitory Authority (General Purpose), Series 2020 D, Ref. RB	5.00%	02/15/2048	5,000	5,308,533
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai), Series 2015 A, Ref. RB	5.00%	07/01/2040	1,000	1,026,973
New York (State of) Dormitory Authority (Maimonides Medical Center), Series 2020, RB, (CEP - Federal Housing Administration)	3.00%	02/01/2050	2,000	1,540,523
New York (State of) Dormitory Authority (New School (The)), Series 2015, Ref. RB	5.00%	07/01/2045	1,000	1,015,778
New York (State of) Dormitory Authority (New School (The)), Series 2016 A, Ref. RB	5.00%	07/01/2046	1,000	1,020,169
New York (State of) Dormitory Authority (New York University), Series 2019 A, RB	5.00%	07/01/2042	2,500	2,719,261
New York (State of) Dormitory Authority (New York University), Series 2021 A, Ref. RB	4.00%	07/01/2046	1,750	1,649,847
New York (State of) Dormitory Authority (New York University), Series 2021 A, Ref. RB	5.00%	07/01/2051	5,000	5,433,401
New York (State of) Dormitory Authority (Northwell Health Obligated Group), Series 2022, Ref. RB	4.25%	05/01/2052	6,000	5,640,166
New York (State of) Dormitory Authority (St. John’s University), Series 2021 A, Ref. RB	4.00%	07/01/2048	1,750	1,588,645

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (State of) Dormitory Authority (State University of New York Dormitory Facilities), Series 2019 A, RB	4.00%	07/01/2049	$1,000	$924,385
New York (State of) Dormitory Authority (Wagner College), Series 2022, Ref. RB	5.00%	07/01/2057	2,000	1,976,040
New York (State of) Dormitory Authority (Yeshiva University), Series 2022 A, Ref. RB	5.00%	07/15/2042	2,500	2,564,048
New York (State of) Dormitory Authority (Yeshiva University), Series 2022 A, Ref. RB	5.00%	07/15/2050	3,000	3,041,050
New York (State of) Power Authority (Green Bonds), Series 2020 A, Ref. RB	3.25%	11/15/2060	3,620	2,613,070
New York (State of) Power Authority (Green Transmission), Series 2022, RB, (INS - AGM)(c)	4.00%	11/15/2047	1,500	1,445,109
New York (State of) Thruway Authority, Series 2016 A, RB	5.25%	01/01/2056	4,000	4,140,373
New York (State of) Thruway Authority, Series 2019 B, RB	4.00%	01/01/2045	1,000	945,108
New York (State of) Thruway Authority, Series 2019 B, RB, (INS - AGM)(c)	4.00%	01/01/2040	5,000	4,876,021
New York (State of) Thruway Authority, Series 2020 N, RB	3.00%	01/01/2049	3,400	2,551,380
New York (State of) Thruway Authority, Series 2021 A-1, Ref. RB	4.00%	03/15/2058	3,000	2,763,487
New York (State of) Thruway Authority (Bidding Group 4), Series 2022 A, Ref. RB	5.00%	03/15/2046	1,000	1,079,334
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	5.00%	11/15/2040	2,000	2,072,918
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	5.00%	11/15/2045	3,000	3,086,553
New York Liberty Development Corp., Series 2021 1, Ref. RB	3.00%	02/15/2042	2,000	1,651,772
New York Liberty Development Corp., Series 2021 1, Ref. RB	4.00%	02/15/2043	2,000	1,891,697
New York Liberty Development Corp., Series 2021 1WTC, Ref. RB	2.75%	02/15/2044	1,000	721,549
New York Liberty Development Corp. (Bank of America Tower at One Bryant Park), Series 2019, Ref. RB	2.80%	09/15/2069	1,500	1,349,061
New York Liberty Development Corp. (Green Bonds), Series 2021 A, Ref. RB	2.75%	11/15/2041	2,000	1,548,110
New York Liberty Development Corp. (Green Bonds), Series 2021 A, Ref. RB	2.88%	11/15/2046	5,000	3,693,678
New York Liberty Development Corp. (Green Bonds), Series 2021 A, Ref. RB	3.00%	11/15/2051	1,000	712,827
New York State Environmental Facilities Corp., Series 2020, Ref. RB	4.00%	06/15/2045	2,000	1,930,559
New York State Environmental Facilities Corp., Series 2020, Ref. RB	4.00%	06/15/2049	5,500	5,244,973
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2022, Ref. RB	4.00%	06/15/2047	5,000	4,792,584
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2022, Ref. RB	5.00%	06/15/2051	5,000	5,567,158
New York State Urban Development Corp., Series 2013 A-1, RB	5.00%	03/15/2043	1,000	1,012,787
New York State Urban Development Corp., Series 2017 C, Ref. RB	4.00%	03/15/2045	1,055	999,558
New York State Urban Development Corp., Series 2020 A, RB	5.00%	03/15/2041	1,000	1,081,374
New York State Urban Development Corp., Series 2020 A, RB	3.00%	03/15/2050	2,000	1,551,623
New York State Urban Development Corp., Series 2020 E, Ref. RB	4.00%	03/15/2046	1,000	944,401
New York State Urban Development Corp., Series 2020, Ref. RB	3.00%	03/15/2040	1,000	837,557
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	5.00%	12/01/2037	1,000	1,063,196
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	5.00%	12/01/2038	1,000	1,060,108
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	4.00%	12/01/2039	2,500	2,346,494
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	4.00%	12/01/2040	4,550	4,257,398
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	4.00%	12/01/2041	1,000	928,154
Oneida County Local Development Corp. (Mohawk Valley Health System), Series 2019, Ref. RB, (INS - AGM)(c)	3.00%	12/01/2044	1,555	1,211,086
Triborough Bridge & Tunnel Authority, Series 2015 A, RB	5.00%	11/15/2040	525	548,925
Triborough Bridge & Tunnel Authority, Series 2016 A, Ref. RB	5.00%	11/15/2041	4,000	4,257,534
Triborough Bridge & Tunnel Authority, Series 2016 A, Ref. RB	5.00%	11/15/2046	3,000	3,154,525
Triborough Bridge & Tunnel Authority, Series 2017 B, Ref. RB	5.00%	11/15/2038	1,500	1,623,648
Triborough Bridge & Tunnel Authority, Series 2021 A-1, Ref. RB	5.00%	05/15/2051	3,000	3,217,815
Triborough Bridge & Tunnel Authority, Series 2021 C-1A, RB	5.00%	05/15/2051	3,000	3,228,200
Triborough Bridge & Tunnel Authority, Series 2022 C, RB	5.00%	05/15/2042	5,000	5,469,109
Triborough Bridge & Tunnel Authority, Subseries 2021 B-1, Ref. RB	5.00%	05/15/2056	5,000	5,472,826
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2017 C-2, RB	5.00%	11/15/2042	9,675	10,463,440
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2018 A, RB	4.00%	11/15/2048	2,500	2,301,472
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2018 C, Ref. RB	5.00%	11/15/2037	785	850,621

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2020 A, RB	5.00%	11/15/2054	$1,500	$1,579,980
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2021 A, RB	4.00%	11/15/2056	1,500	1,363,408
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2021 A, RB	5.00%	11/15/2056	1,500	1,589,636
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2022 A, Ref. RB	5.00%	05/15/2043	1,000	1,090,844
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2022 A, Ref. RB	5.00%	05/15/2044	1,000	1,087,573
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2022 A, Ref. RB	5.00%	05/15/2047	1,000	1,081,995
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2022, RB	4.00%	05/15/2057	10,000	9,136,641

				428,736,654

North Carolina-0.72%
Charlotte (City of), NC, Series 2021 A, Ref. RB	3.00%	07/01/2046	750	586,498
Charlotte (City of), NC, Series 2021 A, Ref. RB	4.00%	07/01/2051	750	721,030
Charlotte (City of), NC (Charlotte Douglas International Airport), Series 2017 A, RB	5.00%	07/01/2047	2,000	2,085,826
Charlotte (City of), NC (Charlotte Douglas International Airport), Series 2019 A, RB	5.00%	07/01/2049	1,750	1,850,103
Charlotte (City of), NC (Charlotte Douglas International Airport), Series 2022 A, RB	4.00%	07/01/2052	3,500	3,362,285
Charlotte (City of), NC (Transit), Series 2021 A, Ref. COP	3.00%	06/01/2048	1,000	804,232
North Carolina (State of) Capital Facilities Finance Agency (Duke University), Series 2015 B, Ref. RB(a)(b)	5.00%	10/01/2025	3,000	3,232,294
North Carolina (State of) Medical Care Commission, Series 2020 A, RB	3.00%	07/01/2045	1,000	769,473
North Carolina (State of) Medical Care Commission (Forest at Duke (The)), Series 2021, RB	4.00%	09/01/2041	300	283,547
North Carolina (State of) Medical Care Commission (Forest at Duke (The)), Series 2021, RB	4.00%	09/01/2046	300	276,055
North Carolina (State of) Medical Care Commission (Forest at Duke (The)), Series 2021, RB	4.00%	09/01/2051	300	270,891

				14,242,234

North Dakota-0.23%
Grand Forks (City of), ND (Altru Health System), Series 2021, Ref. RB, (INS - AGM)(c)	3.00%	12/01/2046	1,325	1,008,535
Grand Forks (City of), ND (Altru Health System), Series 2021, Ref. RB, (INS - AGM)(c)	3.00%	12/01/2051	500	368,135
University of North Dakota, Series 2021 A, COP, (INS - AGM)(c)	3.00%	06/01/2061	4,500	3,155,365

				4,532,035

Ohio-3.04%
American Municipal Power, Inc. (Greenup Hydroelectric), Series 2016 A, RB	5.00%	02/15/2041	2,000	2,096,010
American Municipal Power, Inc. (Greenup Hydroelectric), Series 2016 A, RB	5.00%	02/15/2046	2,000	2,083,449
Franklin (County of), OH Convention Facilities Authority (Greater Columbus Convention Center), Series 2019, RB	5.00%	12/01/2051	1,000	1,000,349
Hamilton (County of), OH (Cincinnati Children’s Hospital), Series 2019 CC, RB	5.00%	11/15/2049	5,900	6,709,989
Licking Heights Local School District, Series 2022, GO Bonds	5.50%	10/01/2059	10,000	11,089,641
Miami University, Series 2020 A, Ref. RB	4.00%	09/01/2045	3,500	3,367,408
Montgomery (County of), OH (Dayton Children’s Hospital), Series 2021, Ref. RB	4.00%	08/01/2046	600	557,740
Montgomery (County of), OH (Dayton Children’s Hospital), Series 2021, Ref. RB	4.00%	08/01/2051	1,000	913,761
Montgomery (County of), OH (Kettering Health Network Obligated Group), Series 2021, Ref. RB	3.00%	08/01/2051	3,770	2,667,903
Montgomery (County of), OH (Kettering Health Network Obligated Group), Series 2021, Ref. RB	4.00%	08/01/2051	2,280	2,098,606
North Royalton City School District, Series 2017, GO Bonds	5.00%	12/01/2047	5,000	5,187,328
Ohio (State of), Series 2020 A, Ref. RB	4.00%	01/15/2050	2,250	2,069,417
Ohio (State of) Turnpike & Infrastructure Commission, Series 2021 A, RB	5.00%	02/15/2046	500	549,055
Ohio (State of) Turnpike & Infrastructure Commission, Series 2021 A, RB	5.00%	02/15/2051	1,000	1,094,144
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2019 B, RB	5.00%	12/01/2044	10,000	10,914,720
Ohio State University (The), Series 2014 A, RB	5.00%	12/01/2039	7,600	7,895,794

				60,295,314

Oklahoma-0.78%
Grand River Dam Authority, Series 2014 A, RB	5.00%	06/01/2039	3,500	3,622,062
Oklahoma (State of) Turnpike Authority, Second Series 2017 C, RB	5.00%	01/01/2047	1,660	1,748,756
Oklahoma (State of) Turnpike Authority, Series 2017 A, RB	5.00%	01/01/2042	5,000	5,294,983
Oklahoma (State of) Turnpike Authority, Series 2018 A, RB	5.00%	01/01/2043	2,000	2,113,928
University of Oklahoma (The), Series 2021 A, RB, (INS - AGM)(c)	5.00%	07/01/2046	2,500	2,699,602

				15,479,331

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oregon-1.70%
Medford (City of), OR Hospital Facilities Authority (Asante), Series 2020 A, Ref. RB, (INS - AGM) (c)	4.00%	08/15/2045	$7,000	$6,503,322
Medford (City of), OR Hospital Facilities Authority (Asante), Series 2020 A, Ref. RB, (INS - AGM)(c)	3.00%	08/15/2050	5,000	3,588,598
Oregon (State of) (Article XI-G OHSU), Series 2017 H, GO Bonds	5.00%	08/01/2042	5,000	5,388,378
Oregon (State of) (Article XI-Q State), Series 2017 A, GO Bonds	5.00%	05/01/2042	2,500	2,685,286
Oregon (State of) Facilities Authority (Legacy Health), Series 2022 A, RB	5.00%	06/01/2052	2,500	2,627,163
Oregon (State of) Facilities Authority (Reed College), Series 2017, Ref. RB(a)(b)	5.00%	07/01/2027	1,000	1,115,264
Oregon (State of) Facilities Authority (Willamette University), Series 2021 A, Ref. RB	4.00%	10/01/2051	2,000	1,763,939
University of Oregon, Series 2015 A, RB	5.00%	04/01/2045	7,515	7,814,620
University of Oregon, Series 2020 A, RB	5.00%	04/01/2050	2,000	2,175,490

				33,662,060

Pennsylvania-3.98%
Allegheny (County of), PA, Series 2020 C-78, GO Bonds	4.00%	11/01/2045	3,875	3,770,461
Allegheny (County of), PA, Series 2020 C-78, GO Bonds	4.00%	11/01/2049	5,000	4,778,486
Berks (County of), PA Industrial Development Authority (Tower Health), Series 2017, Ref. RB	3.75%	11/01/2042	1,000	662,229
Bucks (County of), PA Industrial Development Authority (St. Luke’s University Health Network), Series 2021, RB	3.00%	08/15/2053	3,110	2,204,706
Chester (County of), PA Health & Education Facilities Authority (Main Line Health System), Series 2020 A, RB	4.00%	09/01/2050	5,000	4,715,674
Delaware River Joint Toll Bridge Commission (Pennsylvania - New Jersey), Series 2017, RB	5.00%	07/01/2042	1,000	1,070,111
Geisinger Authority (Geisinger Health System), Series 2017 A-1, Ref. RB	4.00%	02/15/2047	2,000	1,844,608
Geisinger Authority (Geisinger Health System), Series 2020, Ref. RB	5.00%	04/01/2050	2,500	2,604,978
Lancaster (County of), PA Hospital Authority (Penn State Health), Series 2021, RB	5.00%	11/01/2046	2,000	2,096,623
Lancaster (County of), PA Hospital Authority (Penn State Health), Series 2021, RB	5.00%	11/01/2051	2,000	2,083,799
Lancaster (County of), PA Hospital Authority (University of Pennsylvania), Series 2016, Ref. RB	5.00%	08/15/2046	1,500	1,557,598
Lehigh (County of), PA (Lehigh Valley Health Network), Series 2019, Ref. RB	4.00%	07/01/2049	1,000	914,503
Pennsylvania (Commonwealth of) (Municipal Real Estate Funding, LLC), Series 2018 A, Ref. COP	5.00%	07/01/2043	250	268,748
Pennsylvania (Commonwealth of) Economic Development Financing Authority (UPMC), Series 2021 A, Ref. RB	3.00%	10/15/2046	12,090	8,930,426
Pennsylvania (Commonwealth of) Economic Development Financing Authority (UPMC), Series 2021 A, Ref. RB	4.00%	10/15/2051	10,555	9,634,147
Pennsylvania (Commonwealth of) Economic Development Financing Authority (UPMC), Series 2022 A, Ref. RB	4.00%	02/15/2042	3,500	3,334,807
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Trustees University of Pennsylvania), Series 2017 A, RB	5.00%	08/15/2046	2,000	2,142,190
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Trustees University of Pennsylvania), Series 2018 A, RB	5.00%	02/15/2048	1,410	1,513,213
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (University of Pennsylvania Health System), Series 2021 A, Ref. RB	5.00%	08/15/2044	1,000	1,071,019
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2012 B, RB(a)(b)	5.00%	12/01/2022	1,985	1,998,238
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2014 A, RB	5.00%	12/01/2044	1,375	1,411,447
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2014 B, RB	5.25%	12/01/2039	5,000	5,154,904
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2014 C, RB	5.00%	12/01/2044	1,200	1,231,808
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2018 B, RB	5.25%	12/01/2048	5,000	5,338,515
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2021 A, RB	4.00%	12/01/2043	100	96,614
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2021 A, RB	4.00%	12/01/2044	100	95,130
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2021 A, RB	4.00%	12/01/2045	100	94,276
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2021 A, RB	4.00%	12/01/2046	100	93,127
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2021 A, RB	4.00%	12/01/2050	100	91,559
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2021 A, Ref. RB	5.00%	12/01/2047	1,000	1,055,549
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2021 A, Ref. RB	4.00%	12/01/2051	1,000	940,769
Philadelphia (City of), PA, Series 2020 A, RB	5.00%	11/01/2045	1,500	1,624,291
Philadelphia (City of), PA, Series 2020 A, RB	5.00%	11/01/2050	2,400	2,585,838
Philadelphia (City of), PA Authority for Industrial Development (Thomas Jefferson University), Series 2017 A, Ref. RB	5.00%	09/01/2042	1,950	2,026,093

				79,036,484

Rhode Island-0.11%
Rhode Island Health & Educational Building Corp. (Providence College), Series 2017, RB	5.00%	11/01/2047	2,000	2,115,002

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina-1.36%
Charleston (City of), SC, Series 2022, RB	5.00%	01/01/2047	$1,000	$1,128,015
South Carolina (State of) Public Service Authority, Series 2013 E, RB	5.00%	12/01/2048	4,660	4,698,172
South Carolina (State of) Public Service Authority, Series 2014 C, Ref. RB	5.00%	12/01/2039	2,000	2,041,340
South Carolina (State of) Public Service Authority, Series 2015 E, RB	5.25%	12/01/2055	2,500	2,557,153
South Carolina (State of) Public Service Authority, Series 2016 A, Ref. RB	5.00%	12/01/2037	3,500	3,618,170
South Carolina (State of) Public Service Authority, Series 2020 A, Ref. RB	4.00%	12/01/2040	500	468,198
South Carolina (State of) Public Service Authority, Series 2020 A, Ref. RB	3.00%	12/01/2041	1,085	866,043
South Carolina (State of) Public Service Authority, Series 2020 A, Ref. RB	4.00%	12/01/2042	500	462,792
South Carolina (State of) Public Service Authority, Series 2020 A, Ref. RB	5.00%	12/01/2043	500	520,969
South Carolina (State of) Public Service Authority, Series 2021 B, RB	5.00%	12/01/2051	1,250	1,295,530
South Carolina (State of) Public Service Authority (Santee Cooper), Series 2022 A, RB	5.00%	12/01/2044	2,000	2,091,535
South Carolina (State of) Public Service Authority (Santee Cooper), Series 2022 A, RB	4.00%	12/01/2047	8,000	7,294,102

				27,042,019

Tennessee-0.76%
Metropolitan Nashville Airport Authority (The), Series 2015 A, RB	5.00%	07/01/2045	1,500	1,563,404
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2021 A, RB	5.00%	05/15/2046	1,000	1,104,473
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2016 A, RB	5.00%	07/01/2046	2,750	2,864,392
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2016, RB	5.00%	07/01/2040	3,000	3,136,764
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2017 A, RB	4.00%	07/01/2047	1,250	1,133,189
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2017 A, RB	5.00%	07/01/2048	2,000	2,076,909
Tennessee (State of) School Bond Authority, Series 2017, RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	11/01/2047	3,000	3,211,843

				15,090,974

Texas-10.38%
Austin (City of), TX, Series 2016, Ref. RB	5.00%	11/15/2041	1,000	1,072,063
Austin (City of), TX, Series 2016, Ref. RB	5.00%	11/15/2045	1,000	1,065,398
Austin (City of), TX, Series 2017 A, RB	5.00%	11/15/2041	2,320	2,474,000
Austin (City of), TX, Series 2020 A, Ref. RB	5.00%	11/15/2045	500	539,039
Austin (City of), TX, Series 2020 A, Ref. RB	5.00%	11/15/2050	730	780,401
Central Texas Regional Mobility Authority, Series 2020 E, RB	5.00%	01/01/2045	1,000	1,052,629
Central Texas Regional Mobility Authority, Series 2020 E, RB	4.00%	01/01/2050	1,000	908,107
Central Texas Regional Mobility Authority, Series 2021 B, RB	5.00%	01/01/2046	1,000	1,054,190
Central Texas Regional Mobility Authority, Series 2021 B, RB	4.00%	01/01/2051	1,000	905,045
Clifton Higher Education Finance Corp. (Idea Public Schools), Series 2017, Ref. RB (CEP - Texas Permanent School Fund)	4.00%	08/15/2042	8,500	8,294,586
Conroe Independent School District, Series 2022 A, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2047	1,500	1,449,355
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2022 B, Ref. RB	4.00%	11/01/2045	2,000	1,912,803
Dallas (City of), TX, Series 2017, RB	5.00%	10/01/2046	6,000	6,484,777
El Paso (City of), TX, Series 2022, RB	5.00%	03/01/2046	5,000	5,454,672
Forney Independent School District, Series 2022 B, GO Bonds, (CEP -Texas Permanent School Fund)	4.00%	08/15/2047	1,000	974,863
Forney Independent School District, Series 2022 B, GO Bonds, (CEP -Texas Permanent School Fund)	4.00%	08/15/2052	1,000	953,437
Friendswood Independent School District, Series 2021, GO Bonds, (CEP - Texas Permanent School Fund)	2.00%	02/15/2051	1,000	582,428
Grand Parkway Transportation Corp., Series 2018 A, RB	5.00%	10/01/2043	10,000	10,797,578
Harris (County of) & Houston (City of), TX Sports Authority, Series 2014 A, Ref. RB	5.00%	11/15/2053	3,950	4,015,313
Harris (County of), TX Flood Control District, Series 2020 A, GO Bonds	4.00%	10/01/2045	1,000	979,469
Harris (County of), TX Toll Road Authority (The), Series 2021, Ref. RB	4.00%	08/15/2045	1,000	947,085
Harris (County of), TX Toll Road Authority (The), Series 2021, Ref. RB	3.00%	08/15/2050	1,000	720,388
Harris (County of), TX Toll Road Authority (The), Series 2021, Ref. RB	4.00%	08/15/2050	1,000	928,206

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Series 2022 A, Ref. RB	4.13%	07/01/2052	$8,100	$7,688,708
Houston (City of), TX, Series 2020 C, Ref. RB	4.00%	11/15/2043	3,500	3,279,129
Houston (City of), TX, Series 2020 C, Ref. RB	5.00%	11/15/2045	3,500	3,814,343
Houston (City of), TX, Series 2020 C, Ref. RB	4.00%	11/15/2049	3,000	2,749,550
Humble Independent School District, Series 2022, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2047	2,565	2,826,183
Humble Independent School District, Series 2022, GO Bonds, (CEP -Texas Permanent School Fund)	4.00%	02/15/2052	5,000	4,740,144
Hutto (City of), TX, Series 2017, GO Bonds, (INS - AGM)(c)	5.00%	08/01/2057	5,000	5,335,005
Lamar Consolidated Independent School District, Series 2018, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2043	5,000	5,349,778
Lamar Consolidated Independent School District, Series 2020, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2047	5,000	4,908,845
Leander Independent School District, Series 2020 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2045	1,000	956,877
Lower Colorado River Authority, Series 2013, Ref. RB	5.00%	05/15/2039	1,000	1,012,618
Lower Colorado River Authority, Series 2015, Ref. RB	5.00%	05/15/2040	500	518,752
Lower Colorado River Authority (LCRA Transmission Services Corp.), Series 2019, Ref. RB	5.00%	05/15/2044	2,000	2,092,163
Lower Colorado River Authority (LCRA Transmission Services Corp.), Series 2021, Ref. RB	5.00%	05/15/2046	1,250	1,326,062
Lower Colorado River Authority (LCRA Transmission Services Corp.), Series 2021, Ref. RB	5.00%	05/15/2051	1,250	1,323,342
Lubbock (City of), TX, Series 2021, RB	4.00%	04/15/2046	1,000	937,094
Mesquite Independent School District, Series 2018, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2048	5,000	5,349,329
Mesquite Independent School District, Series 2020 A, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2045	4,000	3,827,742
Midland (City of), TX, Series 2022 B, Ref. GO Bonds	5.00%	03/01/2047	2,500	2,744,799
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.), Series 2016, RB(e)	5.00%	12/31/2049	1,000	740,000
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.), Series 2016, RB(e)	5.00%	12/31/2049	1,000	740,000
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing College Station I, LLC - Texas A&M University), Series 2014 A, RB, (INS - AGM)(c)	5.00%	04/01/2046	1,250	1,276,408
North Texas Tollway Authority, Series 2015 B, Ref. RB	5.00%	01/01/2040	2,500	2,515,888
North Texas Tollway Authority, Series 2016 A, Ref. RB	5.00%	01/01/2039	1,800	1,895,348
North Texas Tollway Authority, Series 2018, Ref. RB	5.00%	01/01/2048	5,000	5,236,942
Prosper Independent School District, Series 2017, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2047	1,000	1,073,592
Prosper Independent School District, Series 2019, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2049	2,000	2,166,784
Richardson Independent School District, Series 2017, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2042	2,285	2,411,437
Rockwall Independent School District, Series 2016, GO Bonds(a)(b)	5.00%	02/15/2025	2,045	2,162,321
San Antonio (City of), TX, Series 2017, RB	5.00%	02/01/2047	5,000	5,309,619
San Antonio (City of), TX, Series 2020, RB	5.00%	02/01/2049	4,000	4,274,783
San Antonio (City of), TX, Series 2021 A, RB	5.00%	02/01/2046	1,500	1,605,022
San Antonio (City of), TX, Series 2021 A, RB	5.00%	02/01/2049	500	533,102
San Antonio (City of), TX Water System, Series 2018 A, Ref. RB	5.00%	05/15/2043	2,500	2,696,578
San Antonio (City of), TX Water System, Series 2020 A, Ref. RB	5.00%	05/15/2050	3,000	3,248,000
San Antonio (City of), TX Water System, Series 2020 C, RB	5.00%	05/15/2046	5,000	5,452,637
San Antonio Education Facilities Corp. (University of the Incarnate Word), Series 2021, Ref. RB	4.00%	04/01/2046	750	657,083
San Antonio Education Facilities Corp. (University of the Incarnate Word), Series 2021, Ref. RB	4.00%	04/01/2051	750	642,342
San Jacinto College District, Series 2019 A, GO Bonds	5.00%	02/15/2049	2,000	2,175,202
San Jacinto River Authority (Groundwater Reduction Plan Division), Series 2011, RB, (INS - AGM)(c)	5.00%	10/01/2037	1,000	1,000,834
Socorro Independent School District, Series 2019, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2044	4,000	3,837,076
Spring Independent School District, Series 2017, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2042	2,000	2,152,253
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott & White Health), Series 2016, Ref. RB	5.00%	11/15/2045	750	778,965
Tarrant County Cultural Education Facilities Finance Corp. (Christus Health), Series 2022 A, RB	4.00%	07/01/2053	1,500	1,365,472
Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas), Series 2022, RB	4.00%	10/01/2042	330	319,689
Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas), Series 2022, RB	4.00%	10/01/2047	275	259,077

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas), Series 2022, RB	4.00%	10/01/2052	$425	$395,230
Texas (State of) (Water Financial Assistance), Series 2022 B, Ref. GO Bonds	5.00%	08/01/2039	2,000	2,112,702
Texas (State of) (Water Financial Assistance), Series 2022 B, Ref. GO Bonds	5.00%	08/01/2040	2,000	2,110,983
Texas (State of) (Water Financial Assistance), Series 2022 B, Ref. GO Bonds	5.00%	08/01/2041	2,000	2,112,702
Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2015 C, Ref. RB	5.00%	08/15/2042	2,500	2,555,793
Texas (State of) Water Development Board, Series 2015 A, RB	5.00%	10/15/2045	3,910	4,164,151
Texas (State of) Water Development Board, Series 2016, RB	5.00%	10/15/2046	1,000	1,072,637
Texas (State of) Water Development Board, Series 2017 A, RB	5.00%	10/15/2047	4,975	5,393,959
Texas (State of) Water Development Board, Series 2018 B, RB	5.00%	04/15/2049	4,000	4,308,913
Ysleta Independent School District, Series 2017, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2047	2,500	2,645,290
Ysleta Independent School District, Series 2022, GO Bonds, (CEP - Texas Permanent School Fund)	4.25%	08/15/2056	7,500	7,478,968

				206,004,077

Utah-0.51%
Intermountain Power Agency, Series 2022 A, Ref. RB	5.00%	07/01/2043	1,000	1,091,807
Intermountain Power Agency, Series 2022 A, Ref. RB	5.00%	07/01/2044	1,000	1,089,552
Intermountain Power Agency, Series 2022 A, Ref. RB	5.00%	07/01/2045	875	958,684
Salt Lake City (City of), UT, Series 2017 B, RB	5.00%	07/01/2042	2,000	2,106,501
Salt Lake City (City of), UT, Series 2017 B, RB	5.00%	07/01/2047	500	521,456
Salt Lake City (City of), UT, Series 2018 B, RB	5.00%	07/01/2048	3,000	3,142,910
University of Utah (The) (Green Bonds), Series 2022 A, RB	5.00%	08/01/2046	1,000	1,102,638

				10,013,548

Virginia-0.44%
Chesapeake Bay Bridge & Tunnel District, Series 2016, RB	5.00%	07/01/2051	3,395	3,501,754
Fairfax (County of), VA Industrial Development Authority (Inova Health System), Series 2022, Ref. RB	4.00%	05/15/2042	3,000	2,911,238
Lynchburg Economic Development Authority, Series 2017 A, Ref. RB	5.00%	01/01/2047	1,000	1,019,310
Roanoke (City of), VA Economic Development Authority (Carilion Clinic Obligated Group), Series 2020, Ref. RB	3.00%	07/01/2045	1,650	1,292,142

				8,724,444

Washington-1.64%
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2016 S-1, RB	5.00%	11/01/2041	1,500	1,605,175
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2016 S-1, RB	5.00%	11/01/2046	3,000	3,518,011
King & Snohomish Counties School District No. 417 Northshore, Series 2018, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2036	1,000	1,098,259
Pierce County School District No 10. Tacoma (Social Bonds), Series 2020 B, GO Bonds, (CEP - Oregon School Bond Guaranty)	4.00%	12/01/2041	1,000	1,002,428
Snohomish (County of), WA Public Utility District No. 1, Series 2015, RB	5.00%	12/01/2040	1,000	1,058,562
Snohomish (County of), WA Public Utility District No. 1, Series 2021 A, RB	5.00%	12/01/2051	1,000	1,103,198
Washington (State of), Series 2017 D, GO Bonds	5.00%	02/01/2038	5,000	5,386,821
Washington (State of), Series 2017 D, GO Bonds	5.00%	02/01/2041	4,855	5,209,877
Washington (State of), Series 2021 C, GO Bonds	5.00%	02/01/2045	1,000	1,093,320
Washington (State of) (Bid Group 2), Series 2021 A, GO Bonds	5.00%	08/01/2044	1,000	1,099,811
Washington (State of) Health Care Facilities Authority (Seattle Cancer Care Alliance), Series 2020, Ref. RB	5.00%	09/01/2055	3,000	3,076,870
Washington (State of) Health Care Facilities Authority (Seattle Children’s Hospital), Series 2015, Ref. RB	5.00%	10/01/2038	5,000	5,360,640
Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center), Series 2017, Ref. RB	4.00%	08/15/2042	1,000	900,107
Washington (State of) Higher Education Facilities Authority (Seattle University), Series 2020, RB	4.00%	05/01/2050	1,200	1,082,511

				32,595,590

Wisconsin-1.28%
Wisconsin (State of) Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group), Series 2021, RB	4.00%	08/15/2046	1,000	927,954

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin-(continued)
Wisconsin (State of) Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group), Series 2021, RB	3.00%	08/15/2051	$500	$358,340
Wisconsin (State of) Health & Educational Facilities Authority (Children’s Hospital), Series 2017, Ref. RB	4.00%	08/15/2047	3,185	3,019,671
Wisconsin (State of) Health & Educational Facilities Authority (Medical College of Wisconsin), Series 2022, Ref. RB	4.00%	12/01/2046	1,360	1,241,135
Wisconsin (State of) Health & Educational Facilities Authority (Medical College of Wisconsin), Series 2022, Ref. RB	4.00%	12/01/2051	2,500	2,236,299
Wisconsin (State of) Health & Educational Facilities Authority (ProHealth Care, Inc. Obligated Group), Series 2015, Ref. RB	5.00%	08/15/2039	1,500	1,539,922
Wisconsin (State of) Public Finance Authority (Cone Health), Series 2022 A, RB	4.00%	10/01/2052	1,000	914,054
Wisconsin (State of) Public Finance Authority (KU Campus Development Corp. -Central District Development), Series 2016, RB	5.00%	03/01/2041	5,000	5,258,099
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center), Series 2020, Ref. RB	4.00%	06/01/2045	1,000	889,485
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center), Series 2020, Ref. RB, (INS - AGM)(c)	3.00%	06/01/2045	5,000	3,771,881
Wisconsin (State of) Public Finance Authority (UNC Health Southeastern), Series 2021, Ref. RB	4.00%	02/01/2046	3,000	2,633,345
Wisconsin (State of) Public Finance Authority (UNC Health Southeastern), Series 2021, Ref. RB	4.00%	02/01/2051	3,000	2,577,938
				25,368,123
TOTAL INVESTMENTS IN SECURITIES(f)-99.00% (Cost $2,166,548,201)				1,964,025,982
OTHER ASSETS LESS LIABILITIES-1.00%				19,900,177

NET ASSETS-100.00%				$1,983,926,159

Investment Abbreviations:
AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
RAC	-Revenue Anticipation Certificates
RB	-Revenue Bonds
Ref.	-Refunding
Wts.	-Warrants

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2022 represented less than 1% of the Fund’s Net Assets.

(e)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2022 was $1,480,000, which represented less than 1% of the Fund’s Net Assets.

(f)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	9.43%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco New York AMT-Free Municipal Bond ETF (PZT)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-97.21%
Guam-0.87%
Guam (Territory of) Power Authority, Series 2012 A, Ref. RB(a)(b)	5.00%	10/01/2022	$1,000	$1,002,025

New York-96.34%
Battery Park (City of), NY Authority (Sustainability Bonds), Series 2019, RB	4.00%	11/01/2044	1,000	980,314
Battery Park (City of), NY Authority (Sustainability Bonds), Series 2019, RB	5.00%	11/01/2049	2,500	2,743,550
Brooklyn Arena Local Development Corp. (Barclays Center), Series 2016 A, Ref. RB	5.00%	07/15/2042	2,000	2,024,916
Broome County Local Development Corp. (United Health Services Hospital), Series 2020, Ref. RB, (INS - AGM)(c)	3.00%	04/01/2045	1,000	749,549
Build NYC Resource Corp. (New York Law School), Series 2016, Ref. RB	5.00%	07/01/2041	1,000	1,015,723
Dutchess County Local Development Corp. (Health Quest Systems, Inc.), Series 2016 B, RB	5.00%	07/01/2046	500	507,606
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2042	450	475,844
Long Island (City of), NY Power Authority, Series 2014 A, Ref. RB	5.00%	09/01/2044	2,000	2,070,818
Long Island (City of), NY Power Authority, Series 2016 B, Ref. RB	5.00%	09/01/2041	2,000	2,146,838
Metropolitan Transportation Authority (Green Bonds), Series 2016 A-1, RB	5.25%	11/15/2056	1,000	1,029,029
Metropolitan Transportation Authority (Green Bonds), Series 2019 A-2, RB, (INS - AGM)(c)	5.00%	11/15/2044	800	850,744
Metropolitan Transportation Authority (Green Bonds), Series 2019 B, RB, (INS - AGM)(c)	4.00%	11/15/2049	500	475,059
Metropolitan Transportation Authority (Green Bonds), Series 2020 C-1, RB	5.25%	11/15/2055	1,000	1,040,507
Metropolitan Transportation Authority (Green Bonds), Subseries 2016 B-1, RB	5.00%	11/15/2046	1,500	1,584,603
Monroe County Industrial Development Corp. (University of Rochester), Series 2020 A, RB	4.00%	07/01/2050	500	466,978
MTA Hudson Rail Yards Trust Obligations, Series 2016 A, RB	5.00%	11/15/2051	1,240	1,241,772
New York & New Jersey (States of) Port Authority, One Hundred Ninety Fourth Series 2015, Ref. RB	5.25%	10/15/2055	1,000	1,050,706
New York & New Jersey (States of) Port Authority, Series 2021, Ref. RB	4.00%	07/15/2040	500	489,632
New York & New Jersey (States of) Port Authority, Series 2021, Ref. RB	4.00%	07/15/2041	750	732,906
New York & New Jersey (States of) Port Authority, Two Hundred Eleventh Series 2018, Ref. RB	5.00%	09/01/2048	1,500	1,582,324
New York & New Jersey (States of) Port Authority, Two Hundred Fifth Series 2017, Ref. RB	5.00%	11/15/2047	1,000	1,062,290
New York (City of), NY, Series 2016 B-1, GO Bonds	4.00%	12/01/2043	2,000	1,922,979
New York (City of), NY, Series 2018 E-1, GO Bonds	5.00%	03/01/2038	1,000	1,071,238
New York (City of), NY, Series 2019 B-1, GO Bonds	5.00%	10/01/2039	2,000	2,168,917
New York (City of), NY, Series 2020 BB1, RB	3.00%	06/15/2050	1,000	773,501
New York (City of), NY, Series 2020 BB-1, RB	4.00%	06/15/2050	1,000	951,047
New York (City of), NY, Series 2020 C, GO Bonds	5.00%	08/01/2043	1,000	1,074,428
New York (City of), NY, Series 2020 GG-1, RB	5.00%	06/15/2050	1,000	1,066,735
New York (City of), NY, Subseries 2016 A-1, GO Bonds	5.00%	08/01/2038	500	534,274
New York (City of), NY, Subseries 2018 D1, GO Bonds	5.00%	12/01/2042	1,000	1,071,731
New York (City of), NY, Subseries 2022 D-1, GO Bonds	5.50%	05/01/2046	125	141,497
New York (City of), NY Industrial Development Agency (Yankee Stadium), Series 2020, Ref. RB, (INS - AGM)(c)	3.00%	03/01/2049	2,000	1,482,826
New York (City of), NY Municipal Water Finance Authority, Series 2017 EE, Ref. RB	5.25%	06/15/2037	1,000	1,096,364
New York (City of), NY Municipal Water Finance Authority, Series 2018 DD-1, RB	3.63%	06/15/2048	2,000	1,817,612
New York (City of), NY Municipal Water Finance Authority, Series 2019 BB-1, RB	4.00%	06/15/2049	1,000	953,631
New York (City of), NY Municipal Water Finance Authority, Series 2021 AA-1, RB	5.00%	06/15/2048	2,000	2,166,427
New York (City of), NY Municipal Water Finance Authority, Series 2021 AA-1, RB	4.00%	06/15/2051	2,500	2,371,587
New York (City of), NY Municipal Water Finance Authority, Series 2021 CC-1, RB	4.00%	06/15/2051	1,000	948,635
New York (City of), NY Municipal Water Finance Authority, Series 2021 CC-1, RB	5.00%	06/15/2051	1,000	1,073,186
New York (City of), NY Transitional Finance Authority, Series 2016 S-1, RB	5.00%	07/15/2043	1,000	1,044,972
New York (City of), NY Transitional Finance Authority, Series 2017 B-1, RB	5.00%	08/01/2045	1,000	1,060,253
New York (City of), NY Transitional Finance Authority, Series 2017 E-1, RB	5.00%	02/01/2043	1,500	1,588,879
New York (City of), NY Transitional Finance Authority, Series 2018 S-3, RB	4.00%	07/15/2046	1,000	942,581
New York (City of), NY Transitional Finance Authority, Series 2018 S-4A, Ref. RB	5.00%	07/15/2037	1,000	1,082,309
New York (City of), NY Transitional Finance Authority, Series 2020, RB	3.00%	05/01/2048	1,000	771,960
New York (City of), NY Transitional Finance Authority, Series 2021 A-1, Ref. RB	4.00%	11/01/2037	1,000	992,245
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	5.00%	02/01/2037	1,000	1,105,511
New York (City of), NY Transitional Finance Authority, Series 2021, Ref. RB	4.00%	11/01/2037	1,500	1,488,367
New York (City of), NY Transitional Finance Authority, Series 2022, RB	4.00%	02/01/2043	2,000	1,914,367

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Invesco New York AMT-Free Municipal Bond ETF (PZT)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (State of) Dormitory Authority, Series 2017 A, RB	5.00%	03/15/2042	$190	$ 202,165
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB	5.00%	02/15/2038	1,000	1,068,496
New York (State of) Dormitory Authority, Series 2020 A, RB	4.00%	07/01/2050	2,000	1,832,978
New York (State of) Dormitory Authority, Series 2020 A, Ref. RB	3.00%	03/15/2049	1,000	774,759
New York (State of) Dormitory Authority, Series 2022 A, RB, (INS - BAM)(c)	4.25%	10/01/2051	500	480,104
New York (State of) Dormitory Authority (Bid Group 4), Series 2018 C, Ref. RB	5.00%	03/15/2043	1,000	1,066,202
New York (State of) Dormitory Authority (Bidding Group 3), Series 2017 B, Ref. RB	4.00%	02/15/2044	4,000	3,824,122
New York (State of) Dormitory Authority (Catholic Health System Obligated Group), Series 2019 A, Ref. RB	4.00%	07/01/2045	500	391,073
New York (State of) Dormitory Authority (Cornell University), Series 2020 A, Ref. RB	5.00%	07/01/2050	1,000	1,104,556
New York (State of) Dormitory Authority (Fordham University), Series 2020, RB	4.00%	07/01/2050	500	453,354
New York (State of) Dormitory Authority (Maimonides Medical Center), Series 2020, RB, (CEP - Federal Housing Administration)	3.00%	02/01/2050	1,110	854,990
New York (State of) Dormitory Authority (Memorial Sloan Kettering Cancer), Series 2017 1, Ref. RB	4.00%	07/01/2047	2,000	1,902,249
New York (State of) Dormitory Authority (New School (The)), Series 2016 A, Ref. RB	5.00%	07/01/2046	500	510,085
New York (State of) Dormitory Authority (New York University), Series 2001-1, RB, (INS - AMBAC)(c)	5.50%	07/01/2040	500	602,873
New York (State of) Dormitory Authority (Rockefeller University) (Green Bonds), Series 2019 B, RB	5.00%	07/01/2050	500	536,913
New York (State of) Dormitory Authority (State University of New York Dormitory Facilities), Series 2019 A, RB	4.00%	07/01/2049	1,785	1,650,027
New York (State of) Power Authority (Green Transmission), Series 2022, RB, (INS - AGM)(c)	4.00%	11/15/2052	4,000	3,807,290
New York (State of) Thruway Authority, Series 2016 A, RB	5.00%	01/01/2046	1,000	1,043,208
New York (State of) Thruway Authority, Series 2020 N, RB	3.00%	01/01/2049	2,000	1,500,812
New York (State of) Utility Debt Securitization Authority, Series 2017, RB	5.00%	12/15/2038	2,000	2,193,934
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	5.00%	11/15/2040	1,885	1,953,725
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	5.00%	11/15/2045	2,000	2,057,702
New York Liberty Development Corp., Series 2021 1, Ref. RB	4.00%	02/15/2043	1,000	945,849
New York State Environmental Facilities Corp., Series 2016, Ref. RB	5.00%	06/15/2041	1,000	1,076,089
New York State Environmental Facilities Corp. (State Clean Water & Drinking Water), Series 2021, RB	3.00%	06/15/2040	1,000	869,024
New York State Urban Development Corp., Series 2020 A, RB	5.00%	03/15/2041	1,000	1,081,374
New York State Urban Development Corp. (Bidding Group 3), Series 2019 A, Ref. RB	4.00%	03/15/2044	2,000	1,911,861
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	4.00%	12/01/2039	500	469,299
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	4.00%	12/01/2042	1,000	914,987
Onondaga (County of), NY Trust for Cultural Resources (Syracuse University), Series 2019, Ref. RB	5.00%	12/01/2043	500	550,727
Triborough Bridge & Tunnel Authority, Series 2016 A, Ref. RB	5.00%	11/15/2046	1,470	1,545,717
Triborough Bridge & Tunnel Authority, Series 2017 B, Ref. RB	5.00%	11/15/2037	1,000	1,084,391
Triborough Bridge & Tunnel Authority, Series 2017 B, Ref. RB	5.00%	11/15/2038	1,000	1,082,432
Triborough Bridge & Tunnel Authority, Series 2021 A-1, Ref. RB	4.00%	05/15/2046	2,000	1,893,929
Triborough Bridge & Tunnel Authority, Series 2021 C-1A, RB	4.00%	05/15/2046	3,000	2,840,893
Triborough Bridge & Tunnel Authority, Series 2022 C, RB	5.25%	05/15/2052	1,000	1,107,004
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2018 C, Ref. RB	5.00%	11/15/2037	500	541,797
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2021 A, RB	5.00%	11/15/2051	2,500	2,656,949
Utility Debt Securitization Authority, Series 2013, RB	5.00%	12/15/2041	1,500	1,542,229
				110,925,935
TOTAL INVESTMENTS IN SECURITIES(d) -97.21% (Cost $122,535,614)				111,927,960
OTHER ASSETS LESS LIABILITIES-2.79%				3,210,672
NET ASSETS-100.00%				$115,138,632

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco New York AMT-Free Municipal Bond ETF (PZT)–(continued)

August 31, 2022

Investment Abbreviations:
AGM	-Assured Guaranty Municipal Corp.
AMBAC	-American Municipal Bond Assurance Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	6.58%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Invesco Preferred ETF (PGX)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Preferred Stocks-99.65%
Automobiles-1.76%
Ford Motor Co.
Pfd., 6.00%(b)	1,467,714	$34,960,948
Pfd., 6.20%	1,374,554	33,607,845
Pfd., 6.50%(b)	1,100,000	27,005,000

		95,573,793

Banks-36.35%
Associated Banc-Corp.
Series F, Pfd., 5.63%(b)	78,827	1,824,845
Series E, Pfd., 5.88%(b)	188,323	4,574,366
Bank of America Corp.
Series PP, Pfd., 4.13%(b)	1,990,146	36,479,376
Series QQ, Pfd., 4.25%(b)	2,531,283	47,208,428
Series NN, Pfd., 4.38%(b)	2,337,983	45,590,669
Series SS, Pfd., 4.75%	585,219	11,985,285
Series LL, Pfd., 5.00%(b)	2,646,112	58,373,231
Series KK, Pfd., 5.38%(b)	2,983,575	70,084,177
Series HH, Pfd., 5.88%(b)	1,816,106	45,457,133
Series GG, Pfd., 6.00%(b)	2,653,906	66,427,267
Series K, Pfd., 6.45%(b)(c)	30,693	794,028
Bank of Hawaii Corp., Series A, Pfd., 4.38%(b)	333,778	6,251,662
Bank OZK, Series A, Pfd., 4.63%(b)	622,243	11,387,047
Cadence Bank, Series A, Pfd., 5.50%(b)	363,690	8,110,287
Citigroup, Inc.
Series K, Pfd., 6.88%(b)(c)	3,803,414	96,416,545
Series J, Pfd., 7.13%(b)(c)	578,492	14,861,459
Citizens Financial Group, Inc.
Series E, Pfd., 5.00%(b)	817,143	16,710,574
Series D, Pfd., 6.35%(b)(c)	555,273	13,798,534
Cullen/Frost Bankers, Inc., Series B, Pfd., 4.45%(b)	268,479	5,485,026
Fifth Third Bancorp
Series K, Pfd., 4.95%	463,640	10,445,809
Series A, Pfd., 6.00%(b)	211,175	5,230,805
Series I, Pfd., 6.63%(b)(c)	946,502	24,258,846
First Citizens BancShares, Inc.
Series A, Pfd., 5.38%(b)	609,777	13,433,387
Series C, Pfd., 5.63%(b)	351,068	7,821,795
First Horizon Corp.
Series F, Pfd., 4.70%(b)	272,411	5,775,113
Series D, Pfd., 6.10%(b)(c)	180,624	4,459,607
Pfd., 6.50%	262,591	6,696,071
First Republic Bank
Series M, Pfd., 4.00%(b)	1,379,163	23,652,645
Series K, Pfd., 4.13%(b)	949,558	16,797,681
Series L, Pfd., 4.25%(b)	1,429,932	25,981,864
Series N, Pfd., 4.50%(b)	1,333,949	25,371,710
Series J, Pfd., 4.70%(b)	679,970	13,694,596
Series H, Pfd., 5.13%	359,705	7,992,645
Series I, Pfd., 5.50%(b)	578,828	13,949,755
Fulton Financial Corp., Series A, Pfd., 5.13%(b)	385,278	8,036,899
Hancock Whitney Corp., Pfd., 6.25%	332,888	8,245,636
Huntington Bancshares, Inc.
Series H, Pfd., 4.50%(b)	875,700	16,244,235
Series C, Pfd., 5.70%(b)	364,140	8,531,800

	Shares	Value
Banks-(continued)
JPMorgan Chase & Co.
Series MM, Pfd., 4.20%(b)	3,970,219	$73,210,838
Series JJ, Pfd., 4.55%	3,015,777	59,893,331
Series LL, Pfd., 4.63%(b)	3,668,695	73,227,152
Series GG, Pfd., 4.75%(b)	1,734,310	37,634,527
Series DD, Pfd., 5.75%(b)	3,053,800	75,459,398
Series EE, Pfd., 6.00%(b)	2,816,697	71,121,599
KeyCorp.
Series G, Pfd., 5.63%(b)	789,655	18,777,996
Series F, Pfd., 5.65%(b)	771,041	18,427,880
Series E, Pfd., 6.13%(b)(c)	967,147	24,633,234
Pfd., 6.20%(c)	408,300	10,216,973
M&T Bank Corp., Series H, Pfd., 5.63%(b)(c)	506,027	13,379,354
Old National Bancorp
Series A, Pfd., 7.00%(b)	192,143	4,939,997
Series C, Pfd., 7.00%(b)	107,321	2,768,882
PacWest Bancorp, Series A, Pfd., 7.75%(b)(c)	628,828	15,940,790
Regions Financial Corp.
Series E, Pfd., 4.45%(b)	746,943	14,147,100
Series C, Pfd., 5.70%(b)(c)	895,810	20,755,918
Series B, Pfd., 6.38%(b)(c)	911,997	22,809,045
Signature Bank, Series A, Pfd., 5.00%(b)	1,321,578	24,634,214
Silvergate Capital Corp., Series A, Pfd., 5.38%	359,807	6,048,356
SVB Financial Group, Series A, Pfd., 5.25% (b)	713,732	14,945,548
Synovus Financial Corp.
Series E, Pfd., 5.88%(b)(c)	658,294	15,779,307
Series D, Pfd., 6.30%(b)(c)	280,035	6,692,837
Texas Capital Bancshares, Inc., Series B,
Pfd., 5.75%(b)	537,663	11,828,586
Truist Financial Corp.
Series R, Pfd., 4.75%(b)	1,724,881	34,756,352
Series O, Pfd., 5.25% (b)	1,083,493	25,093,698
U.S. Bancorp
Series L, Pfd., 3.75%(b)	800,560	13,745,615
Series M, Pfd., 4.00%(b)	1,376,408	24,720,288
Series O, Pfd., 4.50%(b)	304,916	6,067,828
Series K, Pfd., 5.50%(b)	1,195,097	28,646,475
Valley National Bancorp, Series A, Pfd., 6.25%(b)(c)	189,674	4,654,600
Washington Federal, Inc., Series A, Pfd., 4.88%(b)	513,238	10,044,068
Webster Financial Corp., Series F, Pfd., 5.25%(b)	299,845	6,512,633
Wells Fargo & Co.
Series DD, Pfd., 4.25%(b)	2,385,983	43,329,451
Series CC, Pfd., 4.38%(b)	2,013,080	37,000,410
Series AA, Pfd., 4.70%(b)	2,164,482	42,315,623
Series Z, Pfd., 4.75%(b)	3,740,126	73,867,489
Series Y, Pfd., 5.63%(b)	1,191,164	28,182,940
Series Q, Pfd., 5.85%(b)(c)	3,141,882	75,436,587
Series R, Pfd., 6.63%(b)(c)	1,574,596	39,758,549
Western Alliance Bancorporation,
Series A, Pfd., 4.25%(b)(c)	563,857	12,337,191

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco Preferred ETF (PGX)–(continued)

August 31, 2022

	Shares	Value
Banks-(continued)
Wintrust Financial Corp.
Series D, Pfd., 6.50%(b)(c)	227,548	$5,784,270
Series E, Pfd., 6.88%(b)(c)	534,047	13,805,115
Zions Bancorporation N.A., Series G, Pfd., 6.30%(b)(c)	42,638	1,074,478

		1,972,847,360

Capital Markets-10.66%
Affiliated Managers Group, Inc.
Pfd., 4.20%(b)	377,150	6,513,381
Pfd., 4.75%(b)	533,961	10,348,164
Pfd., 5.88%(b)	552,232	12,878,050
Apollo Asset Management, Inc.
Series A, Pfd., 6.38%(b)	512,162	12,419,929
Series B, Pfd., 6.38%(b)	564,284	13,655,673
Brookfield Finance I (UK) PLC, Pfd., 4.50% (Canada)(b)	404,517	7,143,770
Brookfield Finance, Inc., Series 50, Pfd., 4.63% (Canada)	718,774	13,146,376
Charles Schwab Corp. (The)
Series J, Pfd., 4.45%(b)	1,193,669	24,470,215
Series D, Pfd., 5.95%	1,308,553	32,700,739
Goldman Sachs Group, Inc. (The)
Series J, Pfd., 5.50%(b)(c)	20,633	505,096
Series K, Pfd., 6.38%(b)(c)	1,268,778	32,023,957
Morgan Stanley
Series O, Pfd., 4.25%(b)	2,546,302	46,877,420
Series L, Pfd., 4.88%	1,064,322	22,276,259
Series K, Pfd., 5.85%(b)(c)	1,815,781	44,940,580
Series I, Pfd., 6.38%(b)(c)	2,000,753	50,959,179
Series P, Pfd., 6.50%	1,600,000	41,760,000
Series F, Pfd., 6.88%(b)(c)	1,275,286	32,392,264
Series E, Pfd., 7.13%(b)(c)	1,580,981	40,425,684
Northern Trust Corp., Series E, Pfd., 4.70%(b)	712,506	15,497,006
Oaktree Capital Group LLC
Series B, Pfd., 6.55%	459,307	11,110,636
Series A, Pfd., 6.63%	368,733	8,923,339
Prospect Capital Corp., Series A, Pfd., 5.35%(b)	315,890	5,698,656
State Street Corp.
Series G, Pfd., 5.35%(b)(c)	907,912	22,488,980
Series D, Pfd., 5.90%(b)(c)	1,359,816	33,587,455
Stifel Financial Corp.
Series D, Pfd., 4.50%(b)	601,034	10,782,550
Pfd., 5.20%(b)	448,727	9,894,430
Series C, Pfd., 6.13%(b)	379,755	9,376,151
Series B, Pfd., 6.25%(b)	223,721	5,570,653

		578,366,592

Chemicals-0.16%
EI du Pont de Nemours and Co., Series B, Pfd., 4.50%(b)	87,314	8,731,400

Commercial Services & Supplies-0.31%
Pitney Bowes, Inc., Pfd., 6.70%	843,127	17,005,872

	Shares	Value
Consumer Finance-3.36%
Capital One Financial Corp.
Series N, Pfd., 4.25%	754,758	$13,223,360
Series L, Pfd., 4.38%(b)	1,340,599	23,715,197
Series K, Pfd., 4.63%(b)	224,877	4,178,215
Series J, Pfd., 4.80%(b)	2,305,405	44,332,938
Series I, Pfd., 5.00%(b)	2,719,731	54,938,566
Navient Corp., Pfd., 6.00%(b)	632,756	13,920,632
Synchrony Financial, Series A, Pfd., 5.63%(b)	1,392,156	27,773,512

		182,082,420

Diversified Financial Services-2.20%
Brookfield BRP Holdings Canada, Inc.
Pfd., 4.63% (Canada)	630,625	11,149,450
Pfd., 4.88% (Canada)	402,161	7,584,756
Carlyle Finance LLC, Pfd., 4.63%(b)	923,074	16,809,178
Equitable Holdings, Inc.
Series C, Pfd., 4.30%(b)	597,985	11,122,521
Series A, Pfd., 5.25%(b)	1,459,165	30,890,523
KKR Group Finance Co. IX LLC, Pfd., 4.63%	951,963	18,087,297
National Rural Utilities Cooperative Finance Corp., Pfd., 5.50%(b)	458,759	11,161,606
Voya Financial, Inc., Series B, Pfd., 5.35%(b)(c)	523,127	12,377,185

		119,182,516

Diversified Telecommunication Services-5.04%
AT&T, Inc.
Series C, Pfd., 4.75%	3,300,878	64,004,024
Series A, Pfd., 5.00%(b)	2,188,839	46,272,057
Pfd., 5.35%	2,417,320	59,055,128
Pfd., 5.63%(b)	1,499,232	37,031,030
Qwest Corp.
Pfd., 6.50%(b)	1,818,498	41,425,384
Pfd., 6.75%(b)	1,110,854	25,716,270

		273,503,893

Electric Utilities-6.15%
Alabama Power Co., Series A, Pfd., 5.00%	452,501	11,176,775
BIP Bermuda Holdings I Ltd., Pfd., 5.13% (Canada)	346,856	6,989,148
Brookfield Infrastructure Finance ULC, Pfd., 5.00% (Canada)	407,538	7,669,865
Duke Energy Corp. Pfd., 5.63%	978,285	24,212,554
Series A, Pfd., 5.75%	1,700,390	42,900,840
Entergy Arkansas LLC, Pfd., 4.88%	575,257	13,271,179
Entergy Louisiana LLC, Pfd., 4.88%	524,594	12,207,302
Entergy Mississippi LLC, Pfd., 4.90%(b)	519,588	12,075,225
Entergy New Orleans LLC, Pfd., 5.50%(b)	521,159	12,836,146
Georgia Power Co., Series 2017-A, Pfd., 5.00%(b)	522,106	12,885,576
NextEra Energy Capital Holdings, Inc., Series N, Pfd., 5.65%	1,241,203	30,248,117
SCE Trust II, Pfd., 5.10%(b)	203,038	4,141,975
SCE Trust III, Series H, Pfd., 5.75%(b)(c)	502,883	10,686,264
SCE Trust IV, Series J, Pfd., 5.38%(b)(c)	717,842	14,392,732
SCE Trust V, Series K, Pfd., 5.45%(b)(c)	635,373	13,978,206
SCE Trust VI, Pfd., 5.00%(b)	988,891	19,036,152

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Invesco Preferred ETF (PGX)–(continued)

August 31, 2022

	Shares	Value
Electric Utilities-(continued)
Southern Co. (The)
Series C, Pfd., 4.20%(b)	1,408,604	$26,876,164
Series 2020, Pfd., 4.95%(b)	1,804,522	39,410,761
Pfd., 5.25%(b)	801,432	18,817,623

		333,812,604

Equity REITs-7.31%
Agree Realty Corp., Series A, Pfd., 4.25%(b)	339,253	6,367,779
American Homes 4 Rent
Series G, Pfd., 5.88%(b)	180,720	4,449,326
Series H, Pfd., 6.25%(b)	179,525	4,541,983
Digital Realty Trust, Inc.
Series L, Pfd., 5.20%(b)	625,607	14,682,996
Series J, Pfd., 5.25%(b)	477,449	11,177,081
Series K, Pfd., 5.85%	352,476	8,843,623
Diversified Healthcare Trust
Pfd., 5.63%(b)	661,224	10,182,850
Pfd., 6.25%(b)	452,886	7,237,118
EPR Properties, Series G, Pfd., 5.75%(b)	356,743	7,869,751
Federal Realty Investment Trust, Series C, Pfd., 5.00%(b)	315,038	7,658,574
Global Net Lease, Inc.
Series B, Pfd., 6.88%(b)	37,921	923,756
Series A, Pfd., 7.25%(b)	253,837	6,127,625
Hudson Pacific Properties, Inc., Series C, Pfd., 4.75%	776,166	14,832,532
Kimco Realty Corp.
Series L, Pfd., 5.13%(b)	413,632	9,803,079
Series M, Pfd., 5.25%(b)	469,394	11,298,314
Office Properties Income Trust, Pfd., 6.38%(b)	295,418	6,519,875
PS Business Parks, Inc.
Series Z, Pfd., 4.88%(b)	577,708	10,335,196
Series Y, Pfd., 5.20%(b)	394,281	7,479,511
Series X, Pfd., 5.25%(b)	480,311	9,082,681
Public Storage
Series N, Pfd., 3.88%(b)	558,430	10,381,214
Series O, Pfd., 3.90%(b)	367,516	6,622,638
Series Q, Pfd., 3.95%	283,816	5,151,260
Series P, Pfd., 4.00%	1,209,714	22,585,360
Series R, Pfd., 4.00%(b)	743,031	13,790,655
Series S, Pfd., 4.10%(b)	780,000	14,804,400
Series M, Pfd., 4.13%(b)	440,876	8,627,943
Series L, Pfd., 4.63%(b)	909,929	20,091,232
Series J, Pfd., 4.70%(b)	120,598	2,676,070
Series K, Pfd., 4.75%	333,356	7,243,826
Series I, Pfd., 4.88%(b)	315,706	7,283,338
Series G, Pfd., 5.05%(b)	902,303	21,934,986
Series F, Pfd., 5.15%(b)	550,028	13,360,180
Series H, Pfd., 5.60%	483,827	12,260,176
SITE Centers Corp., Series A, Pfd., 6.38%(b)	259,046	6,494,283
SL Green Realty Corp., Series I, Pfd., 6.50%	414,190	10,147,655
Spirit Realty Capital, Inc., Series A, Pfd., 6.00%(b)	348,062	8,673,705

	Shares	Value
Equity REITs-(continued)
Vornado Realty Trust
Series O, Pfd., 4.45%	708,280	$12,465,728
Series M, Pfd., 5.25%	621,315	12,929,565
Series N, Pfd., 5.25%(b)	507,027	10,576,583
Series L, Pfd., 5.40%(b)	416,592	9,048,378

		396,562,825

Gas Utilities-0.33%
South Jersey Industries, Inc., Pfd., 5.63%(b)	362,378	6,867,063
Spire, Inc., Series A, Pfd., 5.90%	458,007	11,175,371

		18,042,434

Independent Power and Renewable Electricity Producers-0.13%
Brookfield Renewable Partners L.P., Series 17, Pfd., 5.25% (Canada)	361,810	7,312,180

Insurance-14.88%
AEGON Funding Co. LLC, Pfd., 5.10% (Netherlands)	1,691,116	35,834,748
Allstate Corp. (The) Series I, Pfd., 4.75%	549,638	11,558,887
Pfd., 5.10%(b)(c)	525,895	12,668,811
Series H, Pfd., 5.10%(b)	2,078,819	46,004,265
Series G, Pfd., 5.63%(b)	1,106,382	27,150,614
American Equity Investment Life Holding Co. Series A, Pfd., 5.95%(b)(c)	705,737	16,457,787
Series B, Pfd., 6.63%(b)(c)	549,008	13,500,107
American Financial Group, Inc.
Pfd., 4.50%(b)	384,888	7,755,493
Pfd., 5.13%(b)	389,610	8,548,043
Pfd., 5.63%(b)	262,513	6,155,930
Pfd., 5.88%	165,886	4,067,525
American International Group, Inc., Series A, Pfd., 5.85%	904,203	21,773,208
Arch Capital Group Ltd. Series G, Pfd., 4.55%(b)	925,986	17,371,497
Series F, Pfd., 5.45%(b)	596,894	13,543,525
Argo Group International Holdings Ltd., Pfd., 7.00%(b)(c)	240,737	5,060,292
Argo Group U.S., Inc., Pfd., 6.50%(b)	234,374	5,292,165
Aspen Insurance Holdings Ltd. Pfd., 5.63% (Bermuda)	473,830	10,139,962
Pfd., 5.63% (Bermuda)(b)	461,700	9,769,572
Pfd., 5.95% (Bermuda)(c)	233,413	5,256,461
Assurant, Inc., Pfd., 5.25%(b)	382,251	8,168,704
Athene Holding Ltd. Series D, Pfd., 4.88%(b)	1,071,080	20,125,593
Series B, Pfd., 5.63%	602,531	13,225,555
Series A, Pfd., 6.35%(b)(c)	1,598,242	39,077,017
Series C, Pfd., 6.38%(b)(c)	1,119,216	28,719,083
AXIS Capital Holdings Ltd., Series E, Pfd., 5.50%	1,049,436	22,961,660
Brighthouse Financial, Inc. Series D, Pfd., 4.63%	620,651	10,991,729
Series C, Pfd., 5.38%(b)	1,057,858	21,040,796
Pfd., 6.25%(b)	755,092	18,197,717
Series A, Pfd., 6.60%(b)	765,585	18,940,573
Series B, Pfd., 6.75%	715,386	17,863,188
CNO Financial Group, Inc., Pfd., 5.13%	308,391	5,844,009

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Invesco Preferred ETF (PGX)–(continued)

August 31, 2022

	Shares	Value
Insurance-(continued)
Enstar Group Ltd. Series D, Pfd., 7.00%(b)(c)	777,210	$18,738,533
Series E, Pfd., 7.00%	184,297	4,530,020
Globe Life, Inc., Pfd., 4.25%(b)	601,939	11,569,268
Hartford Financial Services Group, Inc. (The), Series G, Pfd., 6.00%(b)	602,320	15,033,907
Kemper Corp., Pfd., 5.88%(b)(c)	79,044	1,873,343
MetLife, Inc. Series F, Pfd., 4.75%(b)	1,740,160	37,343,834
Series E, Pfd., 5.63%(b)	1,560,762	38,301,100
PartnerRe Ltd., Series J, Pfd., 4.88% (Bermuda)(b)	327,605	6,650,382
Prudential Financial, Inc. Pfd., 4.13%(b)	895,728	18,389,296
Pfd., 5.63%(b)	1,086,932	26,379,840
Pfd., 5.95%	500,000	12,495,000
Reinsurance Group of America, Inc., Pfd., 5.75%(b)(c)	733,231	18,602,070
RenaissanceRe Holdings Ltd.
Series G, Pfd., 4.20% (Bermuda)(b)	920,659	15,955,020
Series F, Pfd., 5.75% (Bermuda)	473,610	10,897,766
Selective Insurance Group, Inc., Series B,
Pfd., 4.60%(b)	380,652	7,118,192
SiriusPoint Ltd., Series B, Pfd., 8.00%
(Bermuda)(b)(c)	350,535	8,255,099
Unum Group, Pfd., 6.25%(b)	586,800	14,276,844
W.R. Berkley Corp.
Pfd., 4.13%(b)	524,040	9,595,172
Pfd., 4.25%(b)	492,160	9,173,862
Pfd., 5.10%	548,390	11,916,515
Pfd., 5.70%(b)	328,619	7,660,109

		807,819,688

Internet & Direct Marketing Retail-1.06%
Qurate Retail, Inc., Pfd., 8.00%	573,464	33,083,138
QVC, Inc.
Pfd., 6.25%(b)	913,721	16,949,525
Pfd., 6.38%(b)	402,133	7,741,060

		57,773,723

Leisure Products-0.45%
Brunswick Corp.
Pfd., 6.38%(b)	406,681	10,175,159
Pfd., 6.50%(b)	322,845	8,077,582
Pfd., 6.63%(b)	226,432	5,909,875

		24,162,616

Multi-Utilities-3.75%
Algonquin Power & Utilities Corp.
Series 19-A, Pfd., 6.20% (Canada)(c)	639,010	15,502,383
Pfd., 6.88% (Canada)(c)	541,814	13,426,151
Brookfield Infrastructure Partners L.P.
Series 14, Pfd., 5.00% (Canada)	433,207	7,828,051
Series 13, Pfd., 5.13% (Canada)	383,286	6,948,975
CMS Energy Corp.
Series C, Pfd., 4.20%(b)	417,400	7,312,848
Pfd., 5.63%(b)	387,295	9,198,256
Pfd., 5.88%	504,520	12,340,559
Pfd., 5.88%(b)	1,198,444	28,762,656

	Shares	Value
Multi-Utilities-(continued)
DTE Energy Co.
Pfd., 4.38%(b)	534,205	$9,914,845
Series G, Pfd., 4.38%(b)	350,921	6,671,008
Series E, Investment Units, 5.25%(b)	751,651	17,505,952
Integrys Holding, Inc., Pfd., 6.00%(c)	452,261	10,922,103
NiSource, Inc., Series B, Pfd., 6.50%(b)(c)	926,777	23,447,458
Sempra Energy, Pfd., 5.75%(b)	1,379,758	33,969,642

		203,750,887

Oil, Gas & Consumable Fuels-1.08%
DCP Midstream L.P.
Series B, Pfd., 7.88%(c)	251,336	6,270,833
Series C, Pfd., 7.95%(c)	208,721	5,238,897
Enbridge, Inc., Series B, Pfd., 6.38%
(Canada)(c)	79,993	1,964,628
Energy Transfer L.P.
Series C, Pfd., 7.38%(c)	86,288	1,881,078
Series E, Pfd., 7.60%(c)	1,428,661	33,502,101
Series D, Pfd., 7.63%(c)	193,799	4,222,880
NuStar Energy L.P.
Series B, Pfd., 7.65% (3 mo. USD
LIBOR + 5.64%)(d)	129,437	2,725,943
Series C, Pfd., 9.00%(c)	115,525	2,807,258

		58,613,618

Real Estate Management & Development-0.91%
Brookfield Property Partners L.P. Series A, Pfd., 5.75%	450,127	8,057,273
Series A-2, Pfd., 6.38%	574,415	11,356,185
Series A-1, Pfd., 6.50%	327,773	6,686,569
Brookfield Property Preferred L.P., Pfd., 6.25%	1,194,614	23,306,919

		49,406,946

Textiles, Apparel & Luxury Goods-0.05%
Fossil Group, Inc., Pfd., 7.00%(b)	144,073	2,576,025

Thrifts & Mortgage Finance-0.43%
New York Community Bancorp, Inc.,
Series A, Pfd., 6.38%(b)(c)	942,006	23,069,727

Trading Companies & Distributors-1.49%
Air Lease Corp., Series A, Pfd., 6.15%(b)(c)	482,593	11,466,410
Fortress Transportation and
Infrastructure Investors LLC
Series B, Pfd., 8.00%(c)	248,462	5,856,249
Series A, Pfd., 8.25%(c)	182,336	4,232,018
Series C, Pfd., 8.25%(c)	181,300	4,280,493
Triton International Ltd. Series E, Pfd., 5.75% (Bermuda)(b)	337,080	7,220,254
Pfd., 6.88% (Bermuda)	226,928	5,537,043
Pfd., 7.38% (Bermuda)(b)	333,579	8,546,294
Pfd., 8.00% (Bermuda)(b)	258,381	6,627,473
WESCO International, Inc., Series A, Pfd., 10.63%(c)	981,048	27,292,755

		81,058,989

Wireless Telecommunication Services-1.79%
Telephone and Data Systems, Inc.
Series VV, Pfd., 6.00%(b)	1,295,815	25,605,304
Series UU, Pfd., 6.63%(b)	710,861	15,475,444

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Invesco Preferred ETF (PGX)–(continued)

August 31, 2022

	Shares	Value
Wireless Telecommunication Services-(continued)
United States Cellular Corp.
Pfd., 5.50%	943,189	$18,609,119
Pfd., 5.50%	937,138	18,311,677
Pfd., 6.25%(b)	890,545	19,280,299

		97,281,843

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.65% (Cost $6,430,571,937)		5,408,537,951

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.36%
Invesco Private Government Fund, 2.29%(e)(f)(g)	52,439,543	52,439,543

Investment Abbreviations: LIBOR -London Interbank Offered Rate Pfd. -Preferred REIT -Real Estate Investment Trust USD -U.S. Dollar

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 2.37%(e)(f)(g)	130,140,061	$130,153,077

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $182,582,554)		182,592,620

TOTAL INVESTMENTS IN SECURITIES-103.01% (Cost $6,613,154,491)		5,591,130,571
OTHER ASSETS LESS LIABILITIES-(3.01)%		(163,513,572)

NET ASSETS-100.00%		$5,427,616,999

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2022.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$80,379,198	$786,692,667	$(867,071,865)	$-	$-	$-	$96,818
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	49,524,522	234,513,203	(231,598,182)	-	-	52,439,543	249,020	*
Invesco Private Prime Fund	121,799,880	517,176,933	(508,790,461)	10,065	(43,340)	130,153,077	728,297	*

Total	$251,703,600	$1,538,382,803	$(1,607,460,508)	$10,065	$(43,340)	$182,592,620	$1,074,135

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Invesco Taxable Municipal Bond ETF (BAB)

August 31, 2022

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-97.06%
Alabama-0.64%
Auburn University, Series 2020 C, RB	2.53%	06/01/2040	$7,500	$5,794,058
Auburn University, Series 2020 C, RB	2.68%	06/01/2050	5,000	3,566,362
Birmingham (City of), AL Water Works Board, Series 2021, Ref. RB	2.51%	01/01/2036	1,000	814,686
Birmingham (City of), AL Water Works Board, Series 2021, Ref. RB	2.61%	01/01/2037	1,000	810,449
Birmingham (City of), AL Water Works Board, Series 2021, Ref. RB	2.71%	01/01/2038	1,000	806,741

				11,792,296

Alaska-0.01%
Alaska (State of) Municipal Bond Bank Authority, Series 2021 2, Ref. RB	3.03%	12/01/2041	150	119,444

Arizona-1.43%
Arizona (State of) Department of Transportation State Highway Fund Revenue, Series 2020, Ref. RB	2.46%	07/01/2030	2,560	2,272,281
Flagstaff (City of), AZ, Series 2020 A, COP	3.01%	05/01/2040	5,000	3,979,223
Maricopa (County of), AZ Industrial Development Authority (Honorhealth), Series 2021 B, RB	3.17%	09/01/2051	3,000	2,185,158
Phoenix Civic Improvement Corp., Series 2021 C, Ref. RB	2.97%	07/01/2044	905	677,715
Scottsdale (City of), AZ, Series 2020, Ref. GO Bonds	0.61%	07/01/2025	1,565	1,430,284
Scottsdale Municipal Property Corp., Series 2021 B, Ref. RB	1.23%	07/01/2028	5,000	4,312,464
Tempe (City of), AZ, Series 2021, COP	2.59%	07/01/2037	2,950	2,265,479
Tucson (City of), AZ, Series 2010, RB	5.79%	07/01/2026	1,275	1,345,295
Tucson (City of), AZ, Series 2021 A, COP, (INS - AGM)(a)	0.46%	07/01/2024	500	469,210
Tucson (City of), AZ, Series 2021 A, COP, (INS - AGM)(a)	0.83%	07/01/2025	750	686,350
Tucson (City of), AZ, Series 2021 A, COP, (INS - AGM)(a)	1.31%	07/01/2027	1,000	875,377
Tucson (City of), AZ, Series 2021 A, COP, (INS - AGM)(a)	1.70%	07/01/2029	500	421,067
Tucson (City of), AZ, Series 2021 A, COP, (INS - AGM)(a)	1.93%	07/01/2031	1,000	807,967
Tucson (City of), AZ, Series 2021 A, COP, (INS - AGM)(a)	2.86%	07/01/2047	2,000	1,480,938
Yuma (City of), AZ, Series 2021, RB	2.63%	07/15/2038	4,000	3,088,285

				26,297,093

Arkansas-0.01%
University of Arkansas, Series 2021 B, RB	3.10%	12/01/2041	150	116,849

California-24.70%
Alameda (City of), CA Corridor Transportation Authority, Series 2022 B, Ref. RB, (INS - AGM)(a)	5.40%	10/01/2046	2,500	2,579,273
Alameda (County of), CA (Social Bonds), Series 2022, GO Bonds	4.55%	08/01/2042	2,250	2,228,013
Bay Area Toll Authority, Series 2010 S1, RB	6.79%	04/01/2030	1,880	2,056,438
Bay Area Toll Authority (San Francisco Bay Area), Series 2010 S-1, RB	7.04%	04/01/2050	3,605	4,843,317
Bay Area Toll Authority (San Francisco Bay Area), Series 2010 S-3, RB	6.91%	10/01/2050	3,025	4,055,161
California (State of), Series 2009, GO Bonds	7.50%	04/01/2034	16,460	21,045,919
California (State of), Series 2009, GO Bonds	7.55%	04/01/2039	18,860	25,108,235
California (State of), Series 2009, GO Bonds	7.30%	10/01/2039	14,160	18,031,723
California (State of), Series 2009, GO Bonds	7.35%	11/01/2039	8,505	10,884,982
California (State of), Series 2010, GO Bonds	7.63%	03/01/2040	4,500	5,969,539
California (State of), Series 2010, GO Bonds	7.60%	11/01/2040	7,500	10,147,594
California (State of), Series 2018, Ref. GO Bonds	4.50%	04/01/2033	9,850	10,008,567
California (State of) Department of Water Resources (Central Valley), Series 2020, Ref. RB	1.77%	12/01/2034	7,510	5,718,070
California (State of) Department of Water Resources (Central Valley), Series 2020, Ref. RB	1.79%	12/01/2035	5,325	3,963,989
California (State of) Infrastructure & Economic Development Bank, Series 2020 A, Ref. RB	1.24%	10/01/2027	1,000	870,450
California (State of) Infrastructure & Economic Development Bank, Series 2020 A, Ref. RB	1.47%	10/01/2028	1,000	854,811
California (State of) Infrastructure & Economic Development Bank, Series 2020 A, Ref. RB	1.60%	10/01/2029	1,000	836,444
California (State of) Infrastructure & Economic Development Bank, Series 2020 A, Ref. RB	1.69%	10/01/2030	1,000	817,250
California (State of) Infrastructure & Economic Development Bank, Series 2020 A, Ref. RB	2.72%	10/01/2040	1,000	744,700
California (State of) Infrastructure & Economic Development Bank, Series 2020 A, Ref. RB	2.79%	10/01/2043	1,500	1,058,432
California (State of) Infrastructure & Economic Development Bank (UCSF Neurosciences Building 19A), Series 2010 A, RB	6.49%	05/15/2049	1,000	1,178,108
California (State of) Municipal Finance Authority (FBI San Diego), Series 2020, RB	2.52%	10/01/2035	4,885	3,730,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Public Works Board (California State University), Series 2010 B-2, RB	7.80%	03/01/2035	$800	$981,591
California (State of) Statewide Communities Development Authority (Green Bonds), Series 2021, Ref. RB	2.68%	02/01/2039	1,850	1,372,874
California (State of) Statewide Communities Development Authority (Marin General Hospital), Series 2018 B, RB	4.82%	08/01/2045	2,000	1,750,023
California State University, Series 2010 B, RB	6.48%	11/01/2041	900	1,052,460
California State University, Series 2020 B, Ref. RB	2.98%	11/01/2051	5,000	3,832,404
California State University, Series 2021 B, Ref. RB	2.80%	11/01/2041	10,000	7,557,978
California State University, Series 2021 B, Ref. RB	2.72%	11/01/2052	5,000	3,726,936
Carson (City of), CA (Carson Pension Obligation), Series 2020, RB	3.70%	01/15/2044	3,000	2,458,421
Chula Vista (City of), CA, Series 2021, RB, (INS - BAM)(a)	2.81%	06/01/2045	1,000	667,431
Coast Community College District, Series 2022, Ref. GO Bonds	2.98%	08/01/2039	1,000	800,592
Downey (City of), CA, Series 2021, RB	2.85%	06/01/2040	750	572,139
Downey (City of), CA, Series 2021, RB	3.00%	06/01/2044	550	390,055
East Bay Municipal Utility District Wastewater System Revenue, Series 2010, RB	5.03%	06/01/2032	3,000	3,232,923
East Bay Municipal Utility District Water System Revenue, Series 2010, RB	5.87%	06/01/2040	3,000	3,465,148
El Segundo (City of), CA, Series 2021, RB	3.06%	07/01/2040	1,500	1,136,788
Fresno (City of), CA, Series 2010 A2, Ref. RB	6.50%	06/01/2030	2,000	2,217,833
Golden State Tobacco Securitization Corp., Series 2021 A-1, Ref. RB	3.49%	06/01/2036	1,000	827,240
Golden State Tobacco Securitization Corp., Series 2021 A-1, Ref. RB	3.71%	06/01/2041	9,480	7,620,815
Golden State Tobacco Securitization Corp., Series 2021, Ref. RB	3.12%	06/01/2038	12,500	10,271,784
Hayward Unified School District, Series 2020, Ref. GO Bonds, (INS - AGM)(a)	2.87%	08/01/2040	4,000	3,103,176
Huntington Beach (City of), CA, Series 2021, Ref. RB	0.38%	06/15/2023	500	487,172
Huntington Beach (City of), CA, Series 2021, Ref. RB	0.62%	06/15/2024	1,500	1,419,475
Huntington Beach (City of), CA, Series 2021, Ref. RB	1.07%	06/15/2025	2,000	1,855,317
Inglewood (City of), CA, Series 2020, RB, (INS - AGM)(a)	3.92%	09/01/2050	6,000	4,896,077
Jurupa Community Services District, Series 2010 B, COP	6.35%	09/01/2025	1,030	1,103,973
Jurupa Community Services District, Series 2010 B, COP	6.50%	09/01/2026	1,070	1,176,650
Jurupa Community Services District, Series 2010 B, COP	6.60%	09/01/2027	1,125	1,265,128
Jurupa Community Services District, Series 2010 B, COP	6.70%	09/01/2028	1,170	1,343,285
Jurupa Community Services District, Series 2010 B, COP	7.19%	09/01/2040	2,000	2,552,976
Los Angeles (City of), CA Department of Water & Power, Series 2009 C, RB	5.38%	07/01/2024	500	514,448
Los Angeles (City of), CA Department of Water & Power, Series 2009 C, RB	6.01%	07/01/2039	2,270	2,576,220
Los Angeles (City of), CA Department of Water & Power, Series 2010, RB	6.57%	07/01/2045	6,000	7,655,446
Los Angeles (City of), CA Department of Water & Power, Series 2010, RB	6.60%	07/01/2050	1,715	2,233,486
Los Angeles Community College District, Series 2010, GO Bonds	6.60%	08/01/2042	3,000	3,771,826
Los Angeles Community College District, Series 2020, Ref. GO Bonds	0.77%	08/01/2025	14,500	13,372,979
Los Angeles Community College District, Series 2020, Ref. GO Bonds	1.81%	08/01/2030	5,000	4,266,135
Los Angeles Community College District, Series 2020, Ref. GO Bonds	2.83%	08/01/2039	3,500	2,866,808
Los Angeles Unified School District, Series 2010 J-05, GO Bonds	5.98%	05/01/2027	500	540,236
Montebello (City of), CA, Series 2020, RB, (INS - AGM)(a)	4.06%	06/01/2039	6,000	5,308,594
Monterey Park (City of), CA, Series 2021 A, RB	3.02%	06/01/2043	2,500	1,905,313
Municipal Improvement Corp. of Los Angeles, Series 2021 A, Ref. RB	0.42%	11/01/2023	1,000	960,530
Municipal Improvement Corp. of Los Angeles, Series 2021 A, Ref. RB	0.68%	11/01/2024	1,000	933,391
Municipal Improvement Corp. of Los Angeles, Series 2021 A, Ref. RB	0.95%	11/01/2025	1,000	910,614
Napa Valley Unified School District, Series 2010 B, GO Bonds	6.51%	08/01/2043	3,000	3,609,978
Northern California Power Agency, Series 2010, RB	7.31%	06/01/2040	1,000	1,224,665
Oakland (Port of), CA, Series 2020 R, Ref. RB	0.82%	05/01/2023	595	583,002
Oakland (Port of), CA, Series 2020 R, Ref. RB	1.08%	05/01/2024	515	491,113
Oakland (Port of), CA, Series 2020 R, Ref. RB	1.18%	05/01/2025	600	557,309
Oakland (Port of), CA, Series 2020 R, Ref. RB	1.52%	05/01/2026	600	548,164
Oakland (Port of), CA, Series 2020 R, Ref. RB	1.67%	05/01/2027	875	784,137
Oakland (Port of), CA, Series 2020 R, Ref. RB	1.95%	05/01/2028	700	621,577
Oakland (Port of), CA, Series 2020 R, Ref. RB	2.05%	05/01/2029	1,000	872,661
Oakland (Port of), CA, Series 2020 R, Ref. RB	2.10%	05/01/2030	500	427,473
Oakland (Port of), CA, Series 2020 R, Ref. RB	2.20%	05/01/2031	375	315,561
Oakland (Port of), CA, Series 2020 R, Ref. RB	2.30%	05/01/2032	850	706,083
Oxnard School District, Series 2020, Ref. GO Bonds, (INS - BAM)(a)	2.63%	08/01/2041	8,040	6,075,413

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Paramount Unified School District, Series 2020, Ref. GO Bonds, (INS - BAM)(a)	3.27%	08/01/2051	$5,000	$3,739,618
Pasadena (City of), CA, Series 2020 A, Ref. RB	3.24%	05/01/2045	5,000	3,817,568
Pomona (City of), CA, Series 2020 BJ, RB	3.72%	08/01/2040	3,250	2,849,312
Pomona (City of), CA, Series 2020 BJ, RB	3.82%	08/01/2046	1,500	1,276,760
Rancho Santiago Community College District, Series 2020 A-1, Ref. GO Bonds	0.96%	09/01/2026	5,500	4,921,855
Rancho Water District Financing Authority, Series 2021 A, Ref. RB	2.60%	08/01/2040	850	657,282
Regents of the University of California Medical Center, Series 2009 F, RB	6.46%	05/15/2029	445	482,889
Regents of the University of California Medical Center, Series 2009 F, RB	6.58%	05/15/2049	4,335	5,391,119
Regents of the University of California Medical Center, Series 2020 N, RB	3.71%	05/15/2120	5,000	3,497,927
Richmond (City of), CA, Series 2022, Ref. RB	5.79%	01/15/2044	5,000	5,005,139
Riverside (City of), CA, Series 2009 B, RB	6.35%	10/01/2039	500	589,155
Riverside (City of), CA (Riverside Pension Obligation), Series 2020 A, RB	3.86%	06/01/2045	2,000	1,761,602
San Bernardino Community College District, Series 2021, Ref. GO Bonds	2.69%	08/01/2041	1,000	748,551
San Bernardino Community College District, Series 2021, Ref. GO Bonds	2.79%	08/01/2045	1,000	722,515
San Bernardino Community College District, Series 2021, Ref. GO Bonds	2.86%	08/01/2049	1,000	701,454
San Diego (City of), CA Public Facilities Financing Authority, Series 2018 A, Ref. RB	4.23%	10/15/2038	2,000	1,875,752
San Diego (County of), CA Water Authority (Green Bonds), Series 2020 A, Ref. RB	0.59%	05/01/2024	2,000	1,900,939
San Diego (County of), CA Water Authority (Green Bonds), Series 2020 A, Ref. RB	0.74%	05/01/2025	2,000	1,847,240
San Francisco (City & County of), CA, Series 2020 C, GO Bonds	2.83%	06/15/2050	1,325	984,392
San Francisco (City & County of), CA, Series 2020 C, GO Bonds	3.08%	06/15/2060	1,000	750,355
San Francisco (City & County of), CA (525 Golden Gate Avenue - San Francisco Public Utilities Commission Office), Series 2009 D, COP	6.49%	11/01/2041	3,000	3,613,023
San Francisco (City & County of), CA (Clean & Safe Neighborhood Parks), Series 2010 D, GO Bonds	6.26%	06/15/2030	3,850	4,480,240
San Francisco (City & County of), CA (San Francisco General Hospital), Series 2010 C, GO Bonds	6.26%	06/15/2030	1,500	1,745,548
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2021 C, Ref. RB	3.35%	05/01/2051	2,000	1,563,340
San Francisco (City of), CA Municipal Transportation Agency, Series 2021 A, Ref. RB	2.80%	03/01/2044	500	366,193
San Francisco (City of), CA Public Utilities Commission, Series 2010 B, RB	6.00%	11/01/2040	2,245	2,523,591
San Francisco (City of), CA Public Utilities Commission, Series 2010, RB	5.70%	11/01/2027	3,000	3,234,279
San Francisco (City of), CA Public Utilities Commission, Series 2010, RB	6.00%	11/01/2040	2,480	2,803,365
San Francisco (City of), CA Public Utilities Commission, Series 2010, RB	6.95%	11/01/2050	4,600	6,000,793
San Francisco Community College District, Series 2020 A1, GO Bonds	3.17%	06/15/2041	4,000	3,247,520
San Jose (City of), CA Financing Authority (Convention Center), Series 2022, Ref. RB	4.76%	05/01/2042	4,000	3,760,128
San Jose (City of), CA Financing Authority (Convention Center), Series 2022, Ref. RB	4.86%	05/01/2052	10,000	9,400,029
San Jose (City of), CA Financing Authority (Ice Centre), Series 2020 B, RB	3.42%	06/01/2041	3,850	3,100,514
San Jose (City of), CA Redevelopment Agency Successor Agency, Series 2017 A, Ref. RB	3.08%	08/01/2025	2,000	1,950,308
San Jose Unified School District, Series 2021, Ref. GO Bonds	2.31%	08/01/2039	7,000	5,253,440
San Luis Unit/Westlands Water District Financing Authority, Series 2020 A, RB, (INS - AGM)(a)	3.74%	09/01/2050	2,500	1,959,808
Santa Ana (City of), CA, Series 2021 A, RB	3.10%	08/01/2044	1,500	1,111,222
Santa Clara Valley Transportation Authority, Series 2010, RB	5.88%	04/01/2032	1,025	1,106,996
Santa Clara Valley Water District, Series 2016 B, Ref. RB	4.35%	06/01/2046	3,000	2,793,494
Santa Monica Community College District, Series 2020, Ref. GO Bonds	2.70%	08/01/2040	1,230	940,721
Santa Monica Community College District, Series 2020, Ref. GO Bonds	2.80%	08/01/2044	1,700	1,243,800
Southern California Public Power Authority, Series 2010, RB	5.92%	07/01/2035	2,000	2,259,049
Tulare (County of), CA, Series 2018, RB	4.45%	06/01/2037	2,000	1,908,642
University of California, Series 2015 AQ, RB	4.77%	05/15/2115	1,577	1,438,256
University of California, Series 2016 AS, Ref. RB	3.55%	05/15/2039	1,500	1,321,430
University of California, Series 2019 BD, RB	3.35%	07/01/2029	15,000	14,237,145
University of California, Series 2020 BG, RB	0.88%	05/15/2025	10,000	9,273,205
University of California, Series 2020 BG, RB	1.32%	05/15/2027	16,110	14,327,868
University of California, Series 2020 BG, RB	1.61%	05/15/2030	7,500	6,193,991
University of California, Series 2021 BI, Ref. RB	0.87%	05/15/2026	1,000	899,178
University of California, Series 2021 BI, Ref. RB	1.27%	05/15/2027	1,000	886,312
University of California, Series 2021 BI, Ref. RB	1.37%	05/15/2028	1,000	863,880
University of California, Series 2021 BI, Ref. RB	1.70%	05/15/2029	1,000	855,930
University of California, Series 2021 BI, Ref. RB	1.90%	05/15/2030	1,000	844,257
University of California, Series 2021 BI, Ref. RB	2.00%	05/15/2031	1,000	831,735

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
University of California, Series 2021 BI, Ref. RB	2.05%	05/15/2032	$1,000	$816,144
University of California, Series 2021 BI, Ref. RB	2.15%	05/15/2033	1,000	807,675
University of California, Series 2021 BI, Ref. RB	2.25%	05/15/2034	1,000	802,757
University of California, Series 2021 BI, Ref. RB	2.35%	05/15/2035	1,000	796,124
University of California, Series 2021 BI, Ref. RB	2.45%	05/15/2036	1,000	791,085
University of California, Series 2021 BJ, RB	3.07%	05/15/2051	1,960	1,441,204
University of California, Series 2022 BL, RB	4.50%	05/15/2052	12,000	11,889,328

				453,708,087

Colorado-1.43%
Aurora (City of), CO (Green Bonds), Series 2021 B, Ref. RB	2.72%	08/01/2046	1,925	1,402,948
Board of Governors of Colorado State University System, Series 2010 B, RB, (CEP - Colorado Higher Education Intercept Program)	5.96%	03/01/2033	1,000	1,095,774
Colorado (State of) Bridge Enterprise (Central 70), Series 2021 B, RB	0.92%	12/31/2023	7,500	7,207,423
Colorado (State of) Health Facilities Authority (Sanford Health), Series 2019 B, Ref. RB	3.70%	11/01/2039	1,200	1,027,045
Colorado Mesa University, Series 2009 B, RB, (CEP - Colorado Higher Education Intercept Program)	5.80%	05/15/2040	1,215	1,346,037
Denver (City & County of), CO, Series 2016 B, Ref. RB	3.82%	08/01/2032	1,000	954,174
Denver (City & County of), CO, Series 2020 C, Ref. RB	2.52%	11/15/2032	2,000	1,676,891
Denver (City & County of), CO, Series 2020 C, Ref. RB	2.62%	11/15/2033	1,500	1,247,660
Denver City & County School District No. 1, Series 2009 C, GO Bonds	5.66%	12/01/2033	500	554,414
Regional Transportation District, Series 2010 B, RB	5.84%	11/01/2050	5,025	5,996,270
Regional Transportation District, Series 2010, COP	7.67%	06/01/2040	3,000	3,777,484

				26,286,120

Connecticut-1.20%
Connecticut (State of), Series 2021 A, GO Bonds	0.31%	06/01/2023	315	307,318
Connecticut (State of), Series 2021 A, GO Bonds	0.51%	06/01/2024	500	472,875
Connecticut (State of), Series 2021 A, GO Bonds	0.92%	06/01/2025	250	230,751
Connecticut (State of), Series 2021 A, GO Bonds	1.12%	06/01/2026	400	360,687
Connecticut (State of), Series 2021 A, GO Bonds	1.50%	06/01/2027	350	312,146
Connecticut (State of), Series 2021 A, GO Bonds	1.65%	06/01/2028	450	393,306
Connecticut (State of), Series 2021 A, GO Bonds	1.89%	06/01/2029	440	380,488
Connecticut (State of), Series 2021 A, GO Bonds	1.99%	06/01/2030	650	552,283
Connecticut (State of), Series 2021 A, GO Bonds	2.09%	06/01/2031	850	711,636
Connecticut (State of) Health & Educational Facilities Authority (Stamford Hospital), Series 2021 L-2, RB	3.54%	07/01/2051	2,660	1,950,506
Hartford (County of), CT Metropolitan District (Clean Water), Series 2020, Ref. RB	2.56%	04/01/2039	6,000	4,580,955
New Britain (City of), CT, Series 2018, Ref. GO Bonds(b)(c)	4.35%	03/01/2028	20	20,416
New Britain (City of), CT, Series 2018, Ref. GO Bonds, (INS - BAM)(a)	4.35%	03/01/2039	4,815	4,601,312
New Britain (City of), CT, Series 2020 B, Ref. GO Bonds, (INS - AGM)(a)	3.25%	09/01/2042	4,000	3,152,368
South Central Connecticut Regional Water Authority, Series 2010 A, RB	6.24%	08/01/2030	2,000	2,188,415
South Central Connecticut Regional Water Authority, Series 2010 A, RB	6.39%	08/01/2040	1,645	1,912,476

				22,127,938

Delaware-0.29%
University of Delaware, Series 2018, RB	4.07%	11/01/2050	5,770	5,298,495

District of Columbia-0.42%
District of Columbia, Series 2010 F, RB	4.91%	12/01/2023	4,500	4,573,381
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement), Series 2009, RB	7.46%	10/01/2046	2,480	3,200,301

				7,773,682

Florida-3.33%
Deltona (City of), FL, Series 2021, Ref. RB, (INS - BAM)(a)	2.84%	10/01/2050	3,000	2,083,815
Escambia (County of), FL Health Facilities Authority, Series 2020, Ref. RB, (INS - AGM)(a)	3.61%	08/15/2040	5,750	4,790,548
Florida Development Finance Corp. (UF Health Jacksonville), Series 2022, Ref. RB, (INS - AGM)(a)	3.22%	02/01/2032	1,000	880,683
Fort Lauderdale (City of), FL, Series 2020, Ref. RB	0.75%	01/01/2024	22,600	21,716,209

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)
Gainesville (City of), FL, Series 2020, RB	3.05%	10/01/2040	$6,000	$4,564,275
JEA Electric System, Series 2009 F, RB	6.41%	10/01/2034	500	566,038
JEA Water & Sewer System, Series 2010 A, RB	6.21%	10/01/2033	1,250	1,417,139
Lee Memorial Health System, Series 2010 A, RB	7.28%	04/01/2027	2,500	2,787,745
Miami-Dade (County of), FL, Series 2019 B, Ref. RB	3.14%	10/01/2027	1,000	948,879
Miami-Dade (County of), FL, Series 2019 B, Ref. RB	3.18%	10/01/2028	3,600	3,376,782
Miami-Dade (County of), FL, Series 2019 B, Ref. RB	3.28%	10/01/2029	2,700	2,510,650
Miami-Dade (County of), FL, Series 2020 B, RB	0.38%	04/01/2023	2,000	1,959,537
Miami-Dade (County of), FL, Series 2020 B, Ref. RB	1.23%	10/01/2025	1,500	1,378,820
Miami-Dade (County of), FL, Series 2020 B, Ref. RB	3.27%	10/01/2041	2,250	1,799,045
Miami-Dade (County of), FL, Series 2021 B, Ref. RB	2.29%	10/01/2031	500	415,531
Miami-Dade (County of), FL, Series 2021 B, Ref. RB	2.44%	10/01/2032	500	413,755
Miami-Dade (County of), FL, Series 2021 B, Ref. RB	2.54%	10/01/2033	500	410,805
Miami-Dade (County of), FL, Series 2021 B, Ref. RB	2.74%	10/01/2036	1,000	799,804
Miami-Dade (County of), FL, Series 2021 B, Ref. RB	2.79%	10/01/2037	500	395,136
Miami-Dade (County of), FL Transit System, Series 2010 B, RB	5.53%	07/01/2032	2,500	2,663,437
Miami-Dade (County of), FL Transit System, Series 2020 B, Ref. RB	2.60%	07/01/2042	1,000	775,457
Reedy Creek Improvement District, Series 2020 A, Ref. GO Bonds	2.73%	06/01/2038	2,500	1,915,033
St. Johns (County of), FL Industrial Development Authority (Flagler Health), Series 2020 B, Ref. RB, (INS - AGM)(a)	2.54%	10/01/2030	2,000	1,702,484
State Board of Administration Finance Corp., Series 2020 A, RB	2.15%	07/01/2030	1,000	856,284

				61,127,891

Georgia-2.04%
Atlanta (City of), GA, Series 2020, Ref. RB	2.26%	11/01/2035	4,000	3,251,062
Fulton (County of), GA Development Authority (Georgia Tech Athletic Association), Series 2022, Ref. RB	3.47%	10/01/2042	5,000	3,866,705
Fulton (County of), GA Development Authority (Georgia Tech Foundation), Series 2019, Ref. RB .	3.13%	11/01/2049	8,500	6,357,598
Georgia (State of), Series 2010, GO Bonds	4.31%	10/01/2026	1,000	1,021,063
Georgia (State of) Municipal Electric Authority, Series 2010, RB	7.06%	04/01/2057	9,556	10,430,021
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2010 A, RB	6.66%	04/01/2057	6,421	7,506,249
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2022, RB	6.47%	07/01/2045	5,000	4,974,999

				37,407,697

Hawaii-1.13%
Hawaii (State of), Series 2010, GO Bonds	5.53%	02/01/2030	1,000	1,097,158
Hawaii (State of), Series 2017 A, RB	3.89%	07/01/2037	1,250	1,100,525
Hawaii (State of), Series 2020 E, Ref. RB	2.23%	07/01/2029	2,200	1,912,255
Hawaii (State of), Series 2020 FZ, GO Bonds	0.89%	08/01/2026	1,000	903,182
Hawaii (State of), Series 2020 FZ, GO Bonds	2.00%	08/01/2027	5,000	4,609,317
Hawaii (State of), Series 2020 FZ, GO Bonds	1.70%	08/01/2032	5,000	3,997,249
Hawaii (State of), Series 2020 FZ, GO Bonds	1.87%	08/01/2033	1,000	789,633
Hawaii (State of), Series 2020 FZ, GO Bonds	2.29%	08/01/2040	1,000	712,937
Hawaii (State of), Series 2020 GB, GO Bonds	0.85%	10/01/2025	2,000	1,839,742
Honolulu (City & County of), HI, Series 2020 A, Ref. RB	0.30%	07/01/2023	200	194,446
Honolulu (City & County of), HI, Series 2020 A, Ref. RB	0.55%	07/01/2024	100	94,414
Honolulu (City & County of), HI, Series 2020 A, Ref. RB	1.47%	07/01/2030	500	407,503
Honolulu (City & County of), HI, Series 2020 A, Ref. RB	1.62%	07/01/2031	1,000	805,477
Kauai (County of), HI, Series 2010 A, GO Bonds	5.76%	08/01/2033	2,000	2,234,136

				20,697,974

Idaho-0.04%
Idaho (State of) Housing & Finance Association (Garvee), Series 2010 A-2, RB	6.35%	07/15/2028	595	654,125

Illinois-6.05%
Chicago (City of), IL, Series 2010 B, GO Bonds	7.52%	01/01/2040	2,000	2,158,715
Chicago (City of), IL, Series 2010 B, Ref. GO Bonds	6.21%	01/01/2032	4,515	4,525,355
Chicago (City of), IL, Series 2010 C, GO Bonds	6.21%	01/01/2036	8,280	8,127,546
Chicago (City of), IL, Series 2010 D, GO Bonds	6.26%	01/01/2040	2,000	1,917,142
Chicago (City of), IL, Series 2011 C1, GO Bonds	7.78%	01/01/2035	1,665	1,845,775

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Chicago (City of), IL, Series 2015 B, GO Bonds	7.38%	01/01/2033	$2,170	$2,330,870
Chicago (City of), IL (O’Hare International Airport), Series 2010 B, RB	6.40%	01/01/2040	5,750	6,860,311
Chicago (City of), IL (O’Hare International Airport), Series 2018 C, RB	4.47%	01/01/2049	10,000	9,656,071
Chicago (City of), IL (O’Hare International Airport), Series 2018 C, RB	4.57%	01/01/2054	9,580	9,362,990
Chicago (City of), IL (O’Hare International Airport), Series 2020 D, Ref. RB	0.96%	01/01/2023	1,000	991,706
Chicago (City of), IL (O’Hare International Airport), Series 2020 D, Ref. RB	1.37%	01/01/2025	5,970	5,626,624
Chicago (City of), IL (O’Hare International Airport), Series 2020 D, Ref. RB	1.70%	01/01/2026	4,865	4,516,454
Chicago (City of), IL (O’Hare International Airport), Series 2020 D, Ref. RB	2.35%	01/01/2030	3,000	2,640,882
Chicago (City of), IL (O’Hare International Airport), Series 2020 D, Ref. RB	2.45%	01/01/2031	2,000	1,729,044
Chicago (City of), IL (O’Hare International Airport), Series 2020 D, Ref. RB	2.55%	01/01/2032	2,000	1,710,426
Chicago (City of), IL Board of Education, Series 2009 E, GO Bonds	6.14%	12/01/2039	8,700	8,560,689
Chicago (City of), IL Transit Authority, Series 2020 B, Ref. RB	3.60%	12/01/2035	10,000	8,910,292
Chicago (City of), IL Transit Authority, Series 2020 B, Ref. RB	3.91%	12/01/2040	3,000	2,696,109
Illinois (State of), Series 2003, GO Bonds	5.10%	06/01/2033	1,000	996,384
Illinois (State of), Series 2010 2, GO Bonds	6.90%	03/01/2035	9,300	10,164,317
Illinois (State of), Series 2010, GO Bonds	6.75%	03/01/2028	1,815	1,965,531
Illinois (State of) Finance Authority (Ann & Robert H. Lurie Children’s Hospital), Series 2018, Ref. RB	3.94%	08/15/2047	1,000	873,857
Illinois (State of) Finance Authority (OSF Healthcare System), Series 2020, Ref. RB	3.51%	05/15/2041	5,000	3,779,959
Northern Illinois Municipal Power Agency, Series 2010, RB	7.62%	01/01/2030	190	211,934
Sales Tax Securitization Corp., Series 2017 B, Ref. RB	3.59%	01/01/2043	1,000	896,455
Sales Tax Securitization Corp., Series 2020 B, Ref. RB	2.96%	01/01/2032	2,500	2,180,798
Sales Tax Securitization Corp., Series 2020 B, Ref. RB, (INS - BAM)(a)	3.41%	01/01/2043	6,000	4,966,231
Sales Tax Securitization Corp., Series 2021 B, Ref. RB	3.24%	01/01/2042	1,000	853,659

				111,056,126

Indiana-0.38%
Indiana (State of) Finance Authority (Community Foundation of Northwest Indiana Obligated Group), Series 2022, RB	4.31%	03/01/2052	2,000	1,848,171
Indiana (State of) Finance Authority (Green Bonds), Series 2021, RB	3.05%	01/01/2051	500	397,375
Indianapolis Local Public Improvement Bond Bank, Series 2010 A-2, RB	5.85%	01/15/2030	1,000	1,059,945
Indianapolis Local Public Improvement Bond Bank, Series 2010 B-2, RB	5.97%	01/15/2030	3,500	3,746,845

				7,052,336

Iowa-0.07%
Iowa Student Loan Liquidity Corp., Series 2022 A, RB	5.08%	12/01/2039	1,300	1,268,544

Kansas-0.20%
Kansas (State of) Department of Transportation, Series 2010, RB	4.60%	09/01/2035	1,560	1,625,427
Kansas (State of) Development Finance Authority, Series 2015 H, RB	4.93%	04/15/2045	1,000	1,017,721
Kansas (State of) Development Finance Authority, Series 2021 K, RB, (INS - BAM)(a)	2.77%	05/01/2051	1,500	1,091,598

				3,734,746

Kentucky-0.21%
Kenton (County of), KY Airport Board, Series 2019, RB	4.69%	01/01/2049	1,000	952,287
Kentucky (State of) Public Transportation Infrastructure Authority (Downtown Crossing), Series 2021 A, Ref. RB, (INS - AGM)(a)	3.12%	07/01/2049	2,000	1,385,434
Kentucky (State of) Public Transportation Infrastructure Authority (Downtown Crossing), Series 2021 A, Ref. RB, (INS - AGM)(a)	3.22%	07/01/2053	2,000	1,352,585
Louisville (City of) & Jefferson (County of), KY Metropolitan Government, Series 2009, GO Bonds	5.45%	11/15/2027	200	209,571

				3,899,877

Louisiana-1.52%
Louisiana (State of), Series 2020 A-2, Ref. RB	2.23%	05/01/2036	2,000	1,565,922
Louisiana (State of), Series 2020 A-2, Ref. RB	2.53%	05/01/2041	3,000	2,269,115
Louisiana (State of), Series 2020 C-1, Ref. GO Bonds	1.86%	06/01/2032	3,000	2,478,745
Louisiana (State of) Energy & Power Authority (LEPA Unit No. 1), Series 2021 A, Ref. RB, (INS - AGM)(a)	3.17%	06/01/2040	1,500	1,156,608

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana-(continued)
Louisiana (State of) Energy & Power Authority (LEPA Unit No. 1), Series 2021 A, Ref. RB, (INS - AGM)(a)	3.25%	06/01/2044	$1,000	$734,801
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority, Series 2020, Ref. RB, (INS - AGM)(a)	2.59%	02/01/2043	9,225	6,508,274
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority, Series 2020, Ref. RB, (INS - AGM)(a)	2.64%	02/01/2048	1,000	671,194
Louisiana (State of) Public Facilities Authority (LA Children’s Medical Center), Series 2020, RB, (INS - AGM)(a)	2.28%	06/01/2030	10,000	8,535,373
Louisiana (State of) Transportation Authority, Series 2021 A, Ref. RB	3.08%	08/15/2043	1,000	771,111
New Orleans (City of), LA, Series 2021, Ref. RB, (INS - AGM)(a)	2.84%	06/01/2041	1,400	1,006,603
New Orleans (City of), LA, Series 2021, Ref. RB, (INS - AGM)(a)	2.89%	12/01/2041	1,500	1,078,535
New Orleans (City of), LA, Series 2021, Ref. RB, (INS - AGM)(a)	2.94%	06/01/2045	870	592,833
New Orleans (City of), LA, Series 2021, Ref. RB, (INS - AGM)(a)	2.99%	12/01/2045	850	582,854

				27,951,968

Maine-0.04%
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 B, Ref. RB, (INS - AGM)(a)	3.12%	07/01/2043	1,000	758,491

Maryland-1.20%
Baltimore (City of), MD (Wastewater), Series 2020 A, Ref. RB	0.70%	07/01/2024	1,125	1,067,020
Baltimore (City of), MD (Wastewater), Series 2020 A, Ref. RB	0.85%	07/01/2025	1,000	924,274
Baltimore (City of), MD (Water), Series 2020 B, Ref. RB	0.70%	07/01/2024	1,000	948,462
Baltimore (City of), MD (Water), Series 2020 B, Ref. RB	0.85%	07/01/2025	1,500	1,386,411
Baltimore (City of), MD (Water), Series 2020 B, Ref. RB	1.14%	07/01/2026	760	688,918
Baltimore (City of), MD (Water), Series 2020 B, Ref. RB	1.34%	07/01/2027	1,000	890,922
Baltimore (City of), MD (Water), Series 2020 B, Ref. RB	1.58%	07/01/2028	605	532,602
Baltimore (City of), MD (Water), Series 2020 B, Ref. RB	2.81%	07/01/2040	1,000	807,459
Baltimore (City of), MD (Water), Series 2020 B, Ref. RB	2.86%	07/01/2043	1,345	1,029,682
Baltimore (County of), MD, Series 2010 C, GO Bonds	4.45%	11/01/2026	5,000	5,120,207
Maryland (State of) Department of Transportation, Series 2021 A, Ref. RB	0.36%	08/01/2023	500	483,352
Maryland (State of) Department of Transportation, Series 2021 A, Ref. RB	0.53%	08/01/2024	500	467,802
Maryland (State of) Department of Transportation, Series 2021 A, Ref. RB	0.81%	08/01/2025	500	454,333
Maryland (State of) Department of Transportation, Series 2021 A, Ref. RB	0.91%	08/01/2026	715	630,682
Maryland (State of) Department of Transportation, Series 2021 A, Ref. RB	1.25%	08/01/2027	1,000	870,126
Maryland (State of) Department of Transportation, Series 2021 A, Ref. RB	1.30%	08/01/2028	1,000	846,491
Maryland (State of) Department of Transportation, Series 2021 A, Ref. RB	1.64%	08/01/2029	1,000	838,777
Maryland (State of) Department of Transportation, Series 2021 A, Ref. RB	1.69%	08/01/2030	500	409,108
Maryland (State of) Health & Higher Educational Facilities Authority (University of Maryland Medical System), Series 2013 B, RB	4.67%	07/01/2036	1,000	983,792
Maryland (State of) Transportation Authority, Series 2010 B, RB	5.60%	07/01/2030	1,200	1,289,113
Maryland Economic Development Corp. (Seagirt Marine Terminal), Series 2019, RB	4.75%	06/01/2042	1,500	1,365,006

				22,034,539

Massachusetts-2.46%
Massachusetts (Commonwealth of), Series 2010 A, GO Bonds	4.48%	05/01/2024	4,300	4,359,070
Massachusetts (Commonwealth of), Series 2010 A, GO Bonds	4.91%	05/01/2029	7,765	8,211,745
Massachusetts (Commonwealth of), Series 2010 D, GO Bonds	4.50%	08/01/2031	2,000	2,072,587
Massachusetts (Commonwealth of), Series 2020 C, Ref. GO Bonds	0.51%	07/01/2023	2,000	1,949,540
Massachusetts (Commonwealth of), Series 2020 E, Ref. GO Bonds	0.70%	11/01/2025	2,000	1,820,325
Massachusetts (Commonwealth of), Series 2020 E, Ref. GO Bonds	0.99%	11/01/2026	1,000	890,813
Massachusetts (Commonwealth of), Series 2020 E, Ref. GO Bonds	1.14%	11/01/2027	3,000	2,618,169
Massachusetts (Commonwealth of), Series 2020 E, Ref. GO Bonds	1.37%	11/01/2028	2,500	2,154,437
Massachusetts (Commonwealth of), Series 2020 E, Ref. GO Bonds	1.67%	11/01/2031	2,000	1,640,347
Massachusetts (Commonwealth of), Series 2020 E, Ref. GO Bonds	1.87%	11/01/2033	2,000	1,588,060
Massachusetts (Commonwealth of) (Green Bonds), Series 2016 F, GO Bonds	3.28%	06/01/2046	1,500	1,228,161
Massachusetts (Commonwelath of) School Building Authority, Series 2020 C, Ref. RB	2.95%	05/15/2043	1,000	789,634
Massachusetts (Commonwelath of) Water Resources Authority (Green Bonds), Series 2019 F, Ref. RB	3.10%	08/01/2039	1,000	838,845

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts-(continued)
Massachusetts (State of) Bay Transportation Authority, Series 2010, RB	5.87%	07/01/2040	$2,000	$2,257,651
Massachusetts (State of) Clean Water Trust (The), Series 2010, RB	5.19%	08/01/2040	1,010	1,048,041
Massachusetts (State of) College Building Authority, Series 2009 C, RB	5.83%	05/01/2030	5,000	5,412,324
Massachusetts (State of) Port Authority, Series 2021 C, Ref. RB	2.72%	07/01/2042	1,200	884,045
Massachusetts (State of) Port Authority, Series 2021 C, Ref. RB	2.87%	07/01/2051	525	360,616
Massachusetts (State of) School Building Authority, Series 2009, RB	5.72%	08/15/2039	450	509,624
University of Massachusetts Building Authority, Series 2010 2, RB	4.55%	11/01/2025	1,500	1,532,653
University of Massachusetts Building Authority, Series 2021 2, Ref. RB	2.65%	11/01/2036	3,805	3,057,983

				45,224,670

Michigan-1.93%
Great Lakes Water Authority, Series 2020 B, Ref. RB, (INS - AGM)(a)	2.62%	07/01/2036	1,800	1,459,485
Macomb (County of), MI, Series 2020, Ref. GO Bonds	1.67%	11/01/2029	3,000	2,554,852
Michigan (State of) Building Authority, Series 2020, Ref. RB	2.71%	10/15/2040	4,000	3,121,184
Michigan (State of) Finance Authority, Series 2018 D, RB	5.02%	11/01/2043	1,824	1,856,248
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	0.34%	09/01/2022	1,000	1,000,000
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	0.54%	09/01/2023	1,000	967,142
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	0.80%	09/01/2024	500	469,784
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	1.12%	09/01/2025	250	229,252
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	1.27%	09/01/2026	500	445,400
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	1.53%	09/01/2027	500	439,885
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	1.68%	09/01/2028	1,000	862,263
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	1.88%	09/01/2029	500	424,731
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	2.03%	09/01/2030	1,000	836,043
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	3.23%	09/01/2047	2,000	1,530,180
University of Michigan, Series 2010 A, RB	5.51%	04/01/2030	250	271,845
University of Michigan, Series 2020 B, RB	1.67%	04/01/2030	1,050	901,690
University of Michigan, Series 2022 A, RB	3.50%	04/01/2052	5,000	4,331,845
University of Michigan, Series 2022 A, RB	4.45%	04/01/2122	1,000	898,602
University of Michigan, Series 2022 C, Ref. RB	3.60%	04/01/2047	10,000	9,135,059
University of Michigan (Green Bonds), Series 2022 B, RB	3.50%	04/01/2052	1,233	1,068,233
Western Michigan University, Series 2021 B, Ref. RB, (INS - AGM)(a)	2.88%	11/15/2043	3,500	2,574,661

				35,378,384

Minnesota-0.39%
University of Minnesota, Series 2022, RB	4.05%	04/01/2052	5,000	4,752,198
Western Minnesota Municipal Power Agency, Series 2019 A, Ref. RB	3.23%	01/01/2046	3,000	2,396,324

				7,148,522

Mississippi-1.57%
Medical Center Educational Building Corp. (Captial Improvement), Series 2020, Ref. RB	2.92%	06/01/2041	4,000	3,046,963
Mississippi (State of), Series 2009 D, GO Bonds	5.54%	10/01/2029	2,899	3,079,960
Mississippi (State of), Series 2010, GO Bonds	5.25%	11/01/2034	1,000	1,085,016
Mississippi (State of), Series 2020 A, Ref. GO Bonds	0.94%	11/01/2026	4,500	3,995,611
Mississippi (State of), Series 2020 A, Ref. GO Bonds	1.04%	11/01/2027	5,000	4,340,888
Mississippi (State of), Series 2020 A, Ref. GO Bonds	1.63%	11/01/2031	7,500	6,114,415
Mississippi (State of), Series 2020 A, Ref. GO Bonds	1.73%	11/01/2032	7,000	5,617,751
Mississippi (State of), Series 2020 A, Ref. GO Bonds	1.78%	11/01/2033	2,000	1,569,425

				28,850,029

Missouri-1.45%
Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport), Series 2020, Ref. RB	1.30%	03/01/2024	2,815	2,709,787
Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport), Series 2020, Ref. RB	1.40%	03/01/2025	3,000	2,812,712
Missouri (State of) Health & Educational Facilities Authority (St. Louis University), Series 2019 B, RB	4.20%	10/01/2049	5,000	4,503,094
Missouri (State of) Highway & Transportation Commission, Series 2009 C, RB	4.96%	05/01/2023	2,250	2,266,611
Missouri (State of) Highway & Transportation Commission, Series 2009 C, RB	5.06%	05/01/2024	6,000	6,113,602

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri-(continued)
Missouri (State of) Highway & Transportation Commission, Series 2010 B, RB	5.02%	05/01/2025	$1,000	$1,026,622
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie State), Series 2009 A, RB	6.89%	01/01/2042	5,000	6,062,651
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie State), Series 2010 A, RB	7.60%	01/01/2032	1,000	1,150,194

				26,645,273

Montana-0.11%
Montana (State of) Facility Finance Authority (Benefis Health Systems Obligated Group), Series 2021 B, RB	3.25%	08/15/2051	1,500	1,087,425
Montana (State of) Facility Finance Authority (Billings Clinic Obligated Group), Series 2021, RB	3.00%	08/15/2051	1,500	1,023,527

				2,110,952

Nebraska-0.34%
Omaha Public Facilities Corp., Series 2017, RB	4.35%	02/01/2047	1,785	1,777,830
University of Nebraska Facilities Corp., Series 2019 A, Ref. RB	3.04%	10/01/2049	6,000	4,422,612

				6,200,442

Nevada-0.40%
Clark (County of), NV, Series 2010 A, GO Bonds	6.55%	07/01/2030	1,500	1,642,511
Clark (County of), NV, Series 2010 A, GO Bonds	6.75%	07/01/2038	1,620	1,935,714
Washoe (County of), NV (Streets & Highways), Series 2010 H, RB	7.45%	02/01/2040	3,000	3,739,698

				7,317,923

New Hampshire-0.40%
New Hampshire (State of) Business Finance Authority (Birmingham Care Center), Series 2021, RB	3.78%	01/01/2036	1,200	951,002
New Hampshire (State of) Business Finance Authority (Butler Health Care Center), Series 2020, RB	3.28%	10/01/2037	2,940	2,122,516
New Hampshire (State of) Business Finance Authority (Lease), Series 2021, Ref. RB	3.30%	04/01/2032	3,000	2,422,744
New Hampshire (State of) Business Finance Authority (VA Eugene Health Care Center), Series 2020, Ref. RB	3.18%	01/01/2036	1,970	1,510,551
New Hampshire (State of) Turnpike System, Series 2009, RB	6.01%	11/01/2039	250	281,397

				7,288,210

New Jersey-2.96%
Camden (County of), NJ Improvement Authority (The) (County Capital Program), Series 2009 A, RB	6.18%	01/15/2027	425	447,761
New Jersey (State of) Educational Facilities Authority (New Jersey City University), Series 2010 G, RB	6.19%	07/01/2040	3,000	2,970,376
New Jersey (State of) Educational Facilities Authority (New Jersey City University), Series 2021, Ref. RB, (INS - AGM)(a)	4.43%	07/01/2051	2,000	1,680,811
New Jersey (State of) Educational Facilities Authority (Seton Hall University), Series 2020 D, RB, (INS - AGM)(a)	3.96%	07/01/2048	1,400	1,131,077
New Jersey (State of) Transportation Trust Fund Authority, Series 2010 B, RB	6.56%	12/15/2040	7,455	8,693,967
New Jersey (State of) Transportation Trust Fund Authority, Series 2010 C, RB	5.75%	12/15/2028	1,990	2,056,895
New Jersey (State of) Transportation Trust Fund Authority, Series 2019, Ref. RB	4.13%	06/15/2042	1,000	878,729
New Jersey (State of) Turnpike Authority, Series 2010 A, RB	7.10%	01/01/2041	1,000	1,266,169
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	0.90%	01/01/2025	500	467,215
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	1.05%	01/01/2026	7,725	7,028,424
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	1.28%	01/01/2027	500	446,076
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	1.48%	01/01/2028	230	201,524
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	1.71%	01/01/2029	250	215,683
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	1.81%	01/01/2030	500	422,672
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	1.86%	01/01/2031	500	413,674
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	2.78%	01/01/2040	1,000	769,975
New Jersey Institute of Technology, Series 2020 B, Ref. RB	3.42%	07/01/2042	6,955	5,456,894
Passaic (County of), NJ Improvement Authority (The), Series 2010, RB	6.54%	08/01/2031	1,000	1,001,855
Passaic (County of), NJ Valley Water Commission, Series 2009, RB	7.57%	12/15/2029	500	581,168
Passaic (County of), NJ Valley Water Commission, Series 2009, RB	7.82%	12/15/2039	500	646,828
Rutgers The State University of New Jersey, Series 2010, RB	5.55%	05/01/2029	905	948,538
Rutgers The State University of New Jersey, Series 2019 R, Ref. RB	3.27%	05/01/2043	3,500	2,902,887

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey-(continued)
Rutgers The State University of New Jersey, Series 2020 S, Ref. RB	2.56%	05/01/2040	$6,000	$4,524,135
Rutgers The State University of New Jersey, Series 2020 S, Ref. RB	2.68%	05/01/2046	5,000	3,492,376
South Jersey Port Corp., Series 2009, RB	7.37%	01/01/2040	5,000	5,731,733

				54,377,442

New Mexico-0.15%
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Healthcare), Series 2017, RB	4.41%	08/01/2046	3,000	2,791,055

New York-13.81%
Long Island (City of), NY Power Authority, Series 2021 C, Ref. RB	0.36%	03/01/2023	3,000	2,952,693
Metropolitan Transportation Authority, Series 2009, RB	5.87%	11/15/2039	335	355,970
Metropolitan Transportation Authority, Series 2009, RB	7.34%	11/15/2039	2,015	2,659,852
Metropolitan Transportation Authority, Series 2010 A2, RB	6.09%	11/15/2040	2,500	2,875,415
Metropolitan Transportation Authority, Series 2010 E, RB	6.81%	11/15/2040	6,525	7,564,100
Metropolitan Transportation Authority, Series 2010, RB	6.65%	11/15/2039	1,800	2,035,182
Metropolitan Transportation Authority, Series 2010, RB	6.67%	11/15/2039	7,250	8,344,098
Metropolitan Transportation Authority, Series 2010, RB	6.69%	11/15/2040	3,745	4,250,128
Monroe County Industrial Development Corp. (University of Rochester), Series 2020, RB	2.85%	07/01/2050	3,000	2,062,393
New York & New Jersey (States of) Port Authority, One Hudred Sixty Eigh Series 2011, RB	4.93%	10/01/2051	5,485	5,756,552
New York & New Jersey (States of) Port Authority, Series 2020 AAA, RB	1.09%	07/01/2023	23,945	23,437,699
New York & New Jersey (States of) Port Authority, Series 2021, RB	3.14%	02/15/2051	2,000	1,578,145
New York (City of), NY, Series 2009 D-1, GO Bonds	5.99%	12/01/2036	1,500	1,675,742
New York (City of), NY, Series 2010 F-1, GO Bonds	6.27%	12/01/2037	7,920	9,244,264
New York (City of), NY, Series 2010 G-1, GO Bonds	5.97%	03/01/2036	8,495	9,626,007
New York (City of), NY, Series 2010 H-1, GO Bonds	5.65%	06/01/2027	1,000	1,042,665
New York (City of), NY, Series 2010 H-1, GO Bonds	5.85%	06/01/2040	5,000	5,592,672
New York (City of), NY, Series 2020 D-3, GO Bonds	2.22%	03/01/2035	6,930	5,420,261
New York (City of), NY, Series 2021 D, Ref. GO Bonds	1.92%	08/01/2031	2,000	1,638,101
New York (City of), NY, Series 2021 D, Ref. GO Bonds	2.02%	08/01/2032	2,000	1,621,681
New York (City of), NY, Series 2021 D, Ref. GO Bonds	2.12%	08/01/2033	6,875	5,508,702
New York (City of), NY, Series 2021 D, Ref. GO Bonds	2.17%	08/01/2034	4,000	3,149,601
New York (City of), NY, Series 2021 D, Ref. GO Bonds	2.22%	08/01/2035	3,000	2,327,766
New York (City of), NY, Series 2021 D, Ref. GO Bonds	2.42%	08/01/2036	3,140	2,449,573
New York (City of), NY, Subseries 2019 A-2, GO Bonds	2.13%	08/01/2024	15,000	14,555,905
New York (City of), NY, Subseries 2019 A-2, GO Bonds	2.63%	08/01/2028	10,000	9,221,182
New York (City of), NY Educational Construction Fund, Series 2010 A, RB	6.00%	04/01/2035	2,000	2,263,381
New York (City of), NY Industrial Development Agency (Yankee Stadium), Series 2020, Ref. RB, (INS - AGM)(a)	2.68%	03/01/2033	2,000	1,669,278
New York (City of), NY Industrial Development Agency (Yankee Stadium), Series 2020, Ref. RB, (INS - AGM)(a)	2.73%	03/01/2034	3,000	2,472,442
New York (City of), NY Industrial Development Agency (Yankee Stadium), Series 2020, Ref. RB, (INS - AGM)(a)	2.78%	03/01/2035	3,000	2,440,389
New York (City of), NY Municipal Water Finance Authority, Series 2010 GG, RB	5.72%	06/15/2042	4,460	5,150,526
New York (City of), NY Transitional Finance Authority, Series 2010 S-1B, RB	6.83%	07/15/2040	3,785	4,519,758
New York (City of), NY Transitional Finance Authority, Series 2010, RB	5.51%	08/01/2037	1,575	1,709,592
New York (City of), NY Transitional Finance Authority, Series 2019 B-2, RB	2.11%	11/01/2024	5,000	4,840,725
New York (State of) Dormitory Authority, Series 2009 F, RB	5.29%	03/15/2025	200	204,905
New York (State of) Dormitory Authority, Series 2010 C, RB	4.90%	02/15/2023	1,400	1,409,553
New York (State of) Dormitory Authority, Series 2010 D, RB	5.00%	03/15/2024	2,100	2,134,802
New York (State of) Dormitory Authority, Series 2010 D, RB	5.50%	03/15/2030	2,760	2,901,392
New York (State of) Dormitory Authority, Series 2010 H, RB	5.29%	03/15/2033	1,345	1,421,942
New York (State of) Dormitory Authority, Series 2010 H, RB	5.39%	03/15/2040	1,800	1,957,094
New York (State of) Dormitory Authority, Series 2019 B, Ref. RB	3.14%	07/01/2043	2,000	1,637,655
New York (State of) Dormitory Authority, Series 2020 F, Ref. RB	3.19%	02/15/2043	5,000	4,131,396
New York (State of) Dormitory Authority, Series 2021 B, Ref. RB	0.58%	03/15/2024	500	476,938
New York (State of) Dormitory Authority, Series 2021 B, Ref. RB	1.06%	03/15/2025	500	467,071
New York (State of) Dormitory Authority, Series 2021 B, Ref. RB	1.26%	03/15/2026	2,000	1,827,945
New York (State of) Dormitory Authority, Series 2021 C, RB	0.49%	03/15/2024	1,000	952,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (State of) Dormitory Authority, Series 2021 C, RB	0.89%	03/15/2025	$1,000	$932,247
New York (State of) Dormitory Authority, Series 2021 C, RB	1.19%	03/15/2026	1,000	911,517
New York (State of) Dormitory Authority, Series 2021 C, RB	1.54%	03/15/2027	1,000	901,104
New York (State of) Dormitory Authority, Series 2021 C, RB	1.75%	03/15/2028	1,000	888,027
New York (State of) Dormitory Authority, Series 2021 C, RB	1.95%	03/15/2029	1,000	875,056
New York (State of) Dormitory Authority, Series 2021 C, RB	2.05%	03/15/2030	1,000	860,204
New York (State of) Dormitory Authority, Series 2021 C, RB	2.15%	03/15/2031	1,000	848,085
New York (State of) Dormitory Authority, Series 2021 C, RB	2.25%	03/15/2032	1,000	841,089
New York (State of) Dormitory Authority, Series 2021 C, RB	2.20%	03/15/2034	1,000	823,172
New York (State of) Dormitory Authority (Barnard College), Series 2022 B, Ref. RB	5.97%	07/01/2042	3,000	3,135,091
New York (State of) Dormitory Authority (General Purpose), Series 2020 F, Ref. RB	3.03%	02/15/2033	6,970	6,226,564
New York (State of) Dormitory Authority (New York University), Series 2018 B, RB	4.85%	07/01/2048	5,000	4,876,783
New York (State of) Dormitory Authority (New York University), Series 2020 B, Ref. RB	2.77%	07/01/2043	5,000	3,681,844
New York (State of) Dormitory Authority (New York University) (Green Bonds), Series 2019, RB	4.01%	07/01/2049	3,000	2,470,935
New York (State of) Thruway Authority, Series 2019 M, Ref. RB	2.90%	01/01/2035	5,000	4,378,703
New York City Housing Development Corp. (Sustainability Bonds), Series 2021 B, RB	2.95%	11/01/2041	5,000	3,807,593
New York State Environmental Facilities Corp., Series 2010, RB	5.71%	06/15/2030	1,000	1,088,431
New York State Urban Development Corp., Series 2010 B, RB	5.84%	03/15/2040	2,000	2,183,386
New York State Urban Development Corp., Series 2020 F, Ref. RB	1.80%	03/15/2031	5,000	4,138,049
New York State Urban Development Corp., Series 2020 F, Ref. RB	1.90%	03/15/2032	5,000	4,075,863
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.02%	07/01/2024	2,000	1,932,237
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.12%	01/01/2025	2,750	2,636,142
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.22%	07/01/2025	2,500	2,378,497
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.27%	01/01/2026	2,000	1,887,906
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.32%	07/01/2026	1,000	937,713
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.42%	07/01/2027	2,000	1,861,621
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.47%	07/01/2028	3,000	2,752,885
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.57%	07/01/2029	2,000	1,811,710
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.67%	07/01/2030	1,000	897,083
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020 B, Ref. RB	1.61%	12/01/2022	1,100	1,095,049
Triborough Bridge & Tunnel Authority, Series 2009 B, RB	5.50%	11/15/2039	2,715	2,980,180
Triborough Bridge & Tunnel Authority, Series 2010, RB	5.45%	11/15/2032	2,280	2,459,766
Western Nassau County Water Authority, Series 2010 B, RB	6.70%	04/01/2040	500	585,773

				253,695,998

North Carolina-0.04%
University of North Carolina at Chapel Hill, Series 2016 C, Ref. RB	3.33%	12/01/2036	810	753,844

Ohio-2.94%
American Municipal Power, Inc., Series 2009 B, RB	6.45%	02/15/2044	2,000	2,309,828
American Municipal Power, Inc., Series 2010, RB	5.94%	02/15/2047	1,000	1,118,978
American Municipal Power, Inc. (Combined Hydroelectric), Series 2010 B, RB	8.08%	02/15/2050	9,930	14,023,012
American Municipal Power, Inc. (Meldahl Hydroelectric), Series 2010 B, RB	7.50%	02/15/2050	3,395	4,365,677
American Municipal Power, Inc. (Meldahl Hydroelectric), Series 2010 E, RB	6.27%	02/15/2050	2,015	2,278,529
American Municipal Power, Inc. (Prairie State Energy Campus), Series 2009 C, RB	6.05%	02/15/2043	8,005	8,991,299
Buckeye Tobacco Settlement Financing Authority, Series 2020 A-1, Ref. RB	1.65%	06/01/2023	7,500	7,367,238
Cleveland (City of), OH Department of Public Utilities Division of Public Power, Series 2014, Ref. RB(b)(c)	5.50%	11/15/2024	1,000	1,038,029
Columbus (City of), OH Regional Airport Authority, Series 2019, RB	4.20%	12/15/2048	1,000	860,471

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio-(continued)
Cuyahoga (County of), OH, Series 2010, RB	8.22%	02/15/2040	$1,000	$1,262,800
Franklin (County of), OH Convention Facilities Authority, Series 2010, RB	6.39%	12/01/2030	1,000	1,094,326
Franklin (County of), OH Convention Facilities Authority, Series 2010, RB	6.54%	12/01/2036	1,070	1,226,532
JobsOhio Beverage System, Series 2020 A, Ref. RB	2.83%	01/01/2038	2,000	1,666,916
Ohio (State of) (Cleveland Clinic Health System Obligated Group), Series 2017, Ref. RB	3.70%	01/01/2043	1,000	877,532
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2010, RB	4.88%	12/01/2034	1,000	1,037,891
Ohio State University (The), Series 2016 A, RB	3.80%	12/01/2046	1,000	908,422
Ohio State University (The), Series 2020, Ref. RB	3.02%	12/01/2050	5,000	3,568,295

				53,995,775

Oklahoma-1.09%
Oklahoma (State of) Development Finance Authority, Series 2022, RB	4.62%	06/01/2044	5,000	4,973,375
Oklahoma (State of) Development Finance Authority (OK Natural Gas Co.), Series 2022, RB	4.38%	11/01/2045	3,500	3,424,526
Oklahoma (State of) Development Finance Authority (OK Natural Gas Co.), Series 2022, RB	4.71%	05/01/2052	5,000	4,969,062
Oklahoma (State of) Municipal Power Authority, Series 2021 B, Ref. RB, (INS - AGM)(a)	2.80%	01/01/2041	1,000	771,285
Oklahoma (State of) Turnpike Authority, Series 2020 B, Ref. RB	0.63%	01/01/2023	1,500	1,486,816
Oklahoma (State of) Turnpike Authority, Series 2020 B, Ref. RB	0.80%	01/01/2024	2,000	1,924,428
Oklahoma (State of) Turnpike Authority, Series 2020 B, Ref. RB	0.90%	01/01/2025	1,500	1,405,696
Oklahoma City (City of), OK Water Utilities Trust, Series 2022, Ref. RB	4.64%	07/01/2042	1,000	999,578

				19,954,766

Oregon-1.35%
Metro, Series 2019, GO Bonds	3.25%	06/01/2028	10,000	9,648,026
Morrow (Port of), OR (Bonneville Cooperation Project No. 4), Series 2016, RB	2.99%	09/01/2036	2,000	1,727,415
Oregon (State of), Series 2003, GO Bonds	5.89%	06/01/2027	2,000	2,122,249
Oregon (State of) Department of Transportation, Series 2010, RB	5.83%	11/15/2034	1,000	1,136,059
Oregon (State of) Department of Transportation, Series 2020 B, Ref. RB	1.66%	11/15/2031	4,000	3,240,399
Oregon (State of) Facilities Authority (Willamette University), Series 2021 B, RB	4.10%	10/01/2041	1,000	822,018
Oregon State University, Series 2019, RB	4.05%	04/01/2052	6,000	5,246,079
Portland (Port of), OR (Portland International Airport), Series 2019, RB	4.24%	07/01/2049	1,000	843,336

				24,785,581

Pennsylvania-3.37%
Allegheny (County of), PA, Series 2020 C-79, Ref. GO Bonds	2.09%	11/01/2033	18,000	14,509,611
Commonwealth Financing Authority, Series 2010 C2, RB	5.59%	06/01/2030	2,000	2,125,748
Commonwealth Financing Authority, Series 2019 A, RB	3.81%	06/01/2041	5,000	4,427,513
Commonwealth Financing Authority, Series 2019 A, RB, (INS - AGM)(a)	3.66%	06/01/2038	10,000	9,182,637
Commonwealth Financing Authority, Series 2020 C, Ref. RB	3.53%	06/01/2042	1,000	847,232
Commonwealth Financing Authority, Series 2021 A, RB	2.99%	06/01/2042	1,000	777,735
Erie (City of), PA Water Authority, Series 2020, RB, (INS - AGM)(a)	3.46%	06/01/2060	3,140	2,399,958
Lehigh (County of), PA Authority, Series 2020, Ref. RB, (INS - BAM)(a)	3.23%	12/01/2050	2,700	1,974,783
Lehigh (County of), PA Authority, Series 2020, Ref. RB, (INS - BAM)(a)	3.48%	12/01/2055	1,000	749,408
Lehigh (County of), PA Authority, Series 2020, Ref. RB, (INS - BAM)(a)	3.63%	12/01/2059	4,500	3,364,341
Pennsylvania (Commonwealth of), Series 2010 B, GO Bonds	4.65%	02/15/2026	4,060	4,119,652
Pennsylvania (Commonwealth of) Economic Development Financing Authority (State System Higher Education), Series 2021, RB	2.85%	06/15/2036	1,000	829,229
Pennsylvania (Commonwealth of) Economic Development Financing Authority (State System Higher Education), Series 2021, RB	3.14%	06/15/2042	1,000	815,744
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority, Series 2010, RB	6.14%	04/01/2030	1,000	1,096,463
Pennsylvania (Commonwealth of) Turnpike Commission, First Series 2020, Ref. RB	3.44%	12/01/2043	3,000	2,397,412
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2009, RB	6.11%	12/01/2039	1,443	1,652,937
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2020 A, Ref. RB	3.42%	12/01/2041	5,000	4,122,518
Philadelphia (City of), PA Authority for Industrial Development, Series 2021, Ref. RB	0.94%	04/15/2024	750	710,945
Philadelphia (City of), PA Authority for Industrial Development, Series 2021, Ref. RB	1.43%	04/15/2025	500	463,650
Philadelphia (City of), PA Authority for Industrial Development, Series 2021, Ref. RB	1.63%	04/15/2026	500	453,055
Philadelphia School District (The), Series 2010, GO Bonds	6.62%	06/01/2030	1,000	1,096,579

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-(continued)
Pocono Mountains Industrial Park Authority (St. Luke’s University Health Network), Series 2018, RB	5.05%	08/15/2049	$1,500	$1,516,529
University of Pittsburgh-of the Commonwealth System of Higher Education, Series 2017 C, Ref. RB	3.01%	09/15/2041	2,750	2,215,591

				61,849,270

South Carolina-1.23%
Charleston Educational Excellence Finance Corp., Series 2020, Ref. RB	1.42%	12/01/2027	1,000	886,363
Columbia (City of), SC, Series 2021 B, Ref. RB	3.01%	02/01/2049	1,545	1,199,894
South Carolina (State of) Jobs-Economic Development Authority (Conway Hospital, Inc.), Series 2020, RB, (INS - AGM)(a)	2.73%	07/01/2030	10,000	9,021,981
South Carolina (State of) Public Service Authority, Series 2010 C, RB	6.45%	01/01/2050	5,050	5,939,407
South Carolina (State of) Public Service Authority, Series 2016 D, RB, (INS - AGM)(a)	2.39%	12/01/2023	1,355	1,329,830
South Carolina Student Loan Corp., Series 2020, RB	3.59%	12/01/2039	5,000	4,166,179

				22,543,654

South Dakota-0.05%
South Dakota (State of) Health & Educational Facilities Authority (Avera Health), Series 2019 B, Ref. RB	3.69%	07/01/2042	1,000	857,870

Tennessee-0.28%
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2021 B, Ref. GO Bonds	1.39%	07/01/2030	250	207,214
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2021 B, Ref. GO Bonds	1.49%	07/01/2031	100	81,432
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2021 B, Ref. GO Bonds	1.59%	07/01/2032	125	100,134
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2021 B, Ref. GO Bonds	1.79%	07/01/2034	200	156,535
Nashville (City of) & Davidson (County of), TN Metropolitan Government (Vanderbilt University Medical Center), Series 2021 B, RB	3.24%	07/01/2052	2,500	1,812,288
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2016, Ref. RB	3.44%	10/01/2046	1,000	870,435
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Seris 2016 B, RB	4.05%	07/01/2026	1,000	1,003,265
Tennessee (State of) School Bond Authority, Series 2021 A, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	0.17%	11/01/2022	1,000	995,374

				5,226,677

Texas-9.51%
Austin (City of), TX, Series 2021, Ref. RB, (INS - AGM)(a)	2.86%	11/15/2042	2,585	1,933,940
Board of Regents of the University of Texas System, Series 2010 C, RB	4.64%	08/15/2030	10,000	10,353,402
Board of Regents of the University of Texas System, Series 2010 C, RB	4.79%	08/15/2046	1,000	1,068,675
Board of Regents of the University of Texas System, Series 2010 D, RB	5.13%	08/15/2042	1,000	1,106,433
Channelview Independent School District, Series 2010 B, GO Bonds, (CEP - Texas Permanent School Fund)	5.93%	08/15/2035	2,000	2,003,978
Colony Local Development Corp., Series 2013 A, RB, (INS - BHAC)(a)	4.88%	10/01/2047	1,000	975,784
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2019 A, Ref. RB	1.94%	11/01/2023	300	294,060
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2020 C, Ref. RB	1.33%	11/01/2025	3,250	3,011,608
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2020 C, Ref. RB	1.65%	11/01/2026	2,400	2,192,533
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2020 C, Ref. RB	2.92%	11/01/2050	1,000	779,426
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2021, Ref. RB	0.63%	11/01/2023	1,705	1,646,102
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2021, Ref. RB	1.01%	11/01/2024	2,000	1,888,946

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2021, Ref. RB	1.30%	11/01/2025	$1,000	$925,645
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2021, Ref. RB	1.53%	11/01/2026	1,000	908,835
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2021, Ref. RB	1.73%	11/01/2027	1,000	893,836
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2021, Ref. RB	1.93%	11/01/2028	750	661,248
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2021, Ref. RB	2.04%	11/01/2029	2,000	1,734,272
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2021, Ref. RB	2.14%	11/01/2030	2,000	1,706,072
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2021, Ref. RB	2.74%	11/01/2035	5,000	4,118,512
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2021, Ref. RB	2.87%	11/01/2037	1,500	1,205,623
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2021, Ref. RB	2.84%	11/01/2046	2,500	1,928,668
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2022 A, RB	4.09%	11/01/2051	1,500	1,388,762
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2022 A, RB	4.51%	11/01/2051	2,500	2,401,168
Dallas (City of), TX Area Rapid Transit, Series 2021 A, Ref. RB	2.61%	12/01/2048	1,000	737,378
Dallas (City of), TX Independent School District, Series 2010 C, GO Bonds, (CEP - Texas Permanent School Fund)	6.45%	02/15/2035	5,170	5,383,355
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2024	1,000	1,008,331
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2025	250	252,650
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2026	1,000	1,012,442
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2027	250	253,645
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2028	1,000	1,011,133
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2029	500	503,029
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	1.94%	08/15/2030	1,000	861,552
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	2.01%	08/15/2031	1,000	848,222
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	2.09%	08/15/2032	250	209,754
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	2.19%	08/15/2034	250	202,215
Dallas Convention Center Hotel Development Corp., Series 2009, RB	7.09%	01/01/2042	2,780	3,258,153
Denison Independent School District, Series 2020, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	2.74%	08/01/2041	10,000	7,769,581
El Paso (City of), TX, Series 2014, Ref. GO Bonds	5.18%	08/15/2034	1,000	1,013,775
Fort Worth (City of), TX, Series 2017 B, RB	4.09%	03/01/2037	1,135	1,078,970
Harris (County of) & Houston (City of), TX Sports Authority, Series 2020 B, Ref. RB, (INS - AGM)(a)	3.71%	11/15/2056	4,000	3,119,056
Harris (County of) & Houston (City of), TX Sports Authority, Series 2020 C, Ref. RB, (INS - AGM)(a)	3.86%	11/15/2040	2,255	2,001,383
Houston (City of), TX, Series 2017, GO Bonds	3.96%	03/01/2047	1,000	936,107
Houston (City of), TX, Series 2020 C, Ref. RB	1.82%	07/01/2027	1,000	903,061
Midland (City of), TX, Series 2022 A, Ref. GO Bonds	4.52%	03/01/2042	3,000	2,966,902
Midland (City of), TX, Series 2022 A, Ref. GO Bonds	4.67%	03/01/2050	3,000	3,001,934
North Texas Tollway Authority, Series 2009, RB	6.72%	01/01/2049	1,700	2,192,065
North Texas Tollway Authority, Series 2020, Ref. RB	3.08%	01/01/2042	500	390,217

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
North Texas Tollway Authority, Series 2021, Ref. RB	3.01%	01/01/2043	$1,000	$788,733
San Antonio (City of), TX, Series 2016, GO Bonds	2.93%	02/01/2046	1,495	1,172,159
San Antonio (City of), TX, Series 2020, Ref. GO Bonds	0.48%	02/01/2023	2,500	2,471,368
San Antonio (City of), TX, Series 2020, Ref. GO Bonds	0.84%	02/01/2025	10,000	9,357,347
San Antonio (City of), TX, Series 2022, GO Bonds	4.53%	02/01/2042	2,000	1,974,685
Tarrant County Cultural Education Facilities Finance Corp. (Hendrick Medical Center Obligated Group), Series 2021, Ref. RB, (INS - AGM)(a)	3.29%	09/01/2040	500	403,172
Tarrant County Cultural Education Facilities Finance Corp. (Hendrick Medical Center Obligated Group), Series 2021, Ref. RB, (INS - AGM)(a)	3.42%	09/01/2050	1,000	760,600
Texas (State of), Series 2009, GO Bonds	5.52%	04/01/2039	9,680	10,922,909
Texas (State of), Series 2021 A, Ref. GO Bonds	0.51%	10/01/2023	1,000	967,257
Texas (State of), Series 2021 A, Ref. GO Bonds	5.00%	10/01/2025	1,000	1,034,123
Texas (State of), Series 2021 A, Ref. GO Bonds	5.00%	10/01/2026	1,450	1,510,821
Texas (State of), Series 2021 A, Ref. GO Bonds	5.00%	10/01/2027	3,175	3,327,853
Texas (State of), Series 2021 A, Ref. GO Bonds	5.00%	10/01/2028	3,250	3,420,926
Texas (State of), Series 2021 A, Ref. GO Bonds	4.00%	10/01/2029	1,790	1,784,519
Texas (State of), Series 2021 A, Ref. GO Bonds	1.84%	10/01/2030	1,780	1,507,506
Texas (State of), Series 2021 A, Ref. GO Bonds	1.94%	10/01/2031	1,595	1,337,431
Texas (State of), Series 2021 B, Ref. GO Bonds	0.51%	10/01/2023	1,000	967,257
Texas (State of), Series 2021 B, Ref. GO Bonds	0.79%	10/01/2024	1,000	943,780
Texas (State of), Series 2021 B, Ref. GO Bonds	5.00%	10/01/2025	1,000	1,034,123
Texas (State of), Series 2021 B, Ref. GO Bonds	5.00%	10/01/2026	1,570	1,635,253
Texas (State of), Series 2021 B, Ref. GO Bonds	5.00%	10/01/2027	2,780	2,913,837
Texas (State of), Series 2021 B, Ref. GO Bonds	5.00%	10/01/2028	1,685	1,774,548
Texas (State of), Series 2021 B, Ref. GO Bonds	3.00%	10/01/2029	3,655	3,420,780
Texas (State of), Series 2021 B, Ref. GO Bonds	1.84%	10/01/2030	4,200	3,557,036
Texas (State of), Series 2021 B, Ref. GO Bonds	1.94%	10/01/2031	1,000	838,515
Texas (State of), Series 2021 B, Ref. GO Bonds	2.04%	10/01/2032	1,570	1,305,321
Texas (State of), Series 2021 B, Ref. GO Bonds	2.14%	10/01/2033	1,000	820,114
Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2020 C, Ref. RB	3.03%	08/15/2041	2,000	1,497,879
Texas (State of) Transportation Commission State Highway Fund, Series 2010 B, RB	5.03%	04/01/2026	2,000	2,046,011
Texas (State of) Transportation Commission State Highway Fund, Series 2010 B, RB	5.18%	04/01/2030	11,715	12,368,520
Texas A&M University, Series 2019 A, RB	4.20%	05/15/2048	2,500	2,325,711
Texas A&M University, Series 2019 B, Ref. RB	2.62%	05/15/2029	3,000	2,770,544
Texas A&M University, Series 2021 B, RB	2.81%	05/15/2041	1,000	786,159
Uptown Development Authority, Series 2021 B, RB, (INS - AGM)(a)	3.46%	09/01/2040	1,160	950,572
Waco Educational Finance Corp. (Baylor University), Series 2020, Ref. RB	2.84%	03/01/2040	5,000	3,913,542

				174,653,349

Utah-0.87%
Salt Lake (County of), UT Municipal Building Authority, Series 2009, RB	5.82%	12/01/2029	500	542,787
Utah (State of), Series 2009 D, GO Bonds	4.55%	07/01/2024	265	267,960
Utah (State of), Series 2010 B, GO Bonds	3.54%	07/01/2025	1,729	1,720,381
Utah (State of) Transit Authority, Series 2009 B, RB	5.94%	06/15/2039	1,815	2,025,899
Utah (State of) Transit Authority (Green Bonds), Series 2021, Ref. RB	1.72%	12/15/2027	4,000	3,582,844
Utah (State of) Transit Authority (Green Bonds), Series 2021, Ref. RB	1.82%	12/15/2028	4,000	3,514,324
Utah (State of) Transit Authority (Green Bonds), Series 2021, Ref. RB	1.94%	12/15/2029	5,000	4,323,704

				15,977,899

Virgin Islands-0.35%
Virgin Islands (Government of) Water & Power Authority, Series 2010, RB, (INS - AGM)(a)	6.85%	07/01/2035	5,795	6,483,229

Virginia-0.08%
Virginia (Commonwealth of) Transportation Board, Series 2010, RB	4.70%	05/15/2024	1,395	1,415,746

Washington-2.39%
Benton (County of), WA Public Utility District No. 1, Series 2010, RB	6.55%	11/01/2030	750	853,316
Central Puget Sound Regional Transit Authority, Series 2009 S-2T, RB	5.49%	11/01/2039	1,855	2,065,515
Cowlitz (County of), WA Public Utility District No. 1, Series 2010, RB	6.88%	09/01/2032	6,500	7,600,986

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

103

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington-(continued)
Douglas (County of), WA Public Utility District No. 1, Series 2010 1-B, RB	5.25%	09/01/2030	$1,830	$1,897,318
Grant (County of), WA Public Utility District No. 2, Series 2010, Ref. RB	5.73%	01/01/2030	2,500	2,693,327
Grant (County of), WA Public Utility District No. 2, Series 2010, Ref. RB	5.83%	01/01/2040	2,750	2,988,762
King (County of), WA, Series 2020 B, Ref. RB	1.30%	01/01/2028	12,890	11,250,139
King (County of), WA, Series 2020 B, Ref. RB	1.46%	01/01/2029	5,915	5,056,453
Seattle (Port of), WA, Series 2017, Ref. RB	3.76%	05/01/2036	500	462,354
Tacoma (City of), WA, Series 2010 B, RB	5.37%	12/01/2030	1,000	1,073,999
Tacoma (City of), WA, Series 2010 B, RB, (INS - AGM)(a)	5.79%	01/01/2032	2,570	2,835,131
University of Washington, Series 2021 B, Ref. RB	2.62%	04/01/2042	2,000	1,492,911
Washington (State of), Series 2010, GO Bonds	5.09%	08/01/2033	2,000	2,122,447
Washington (State of) Biomedical Research Facilities 3, Series 2010 B, RB	6.42%	07/01/2030	1,435	1,576,244

				43,968,902

Wisconsin-1.20%
Wisconsin (State of), Series 2017 A, Ref. RB	3.95%	05/01/2036	3,000	2,880,634
Wisconsin (State of), Series 2019 1, Ref. GO Bonds	2.38%	05/01/2030	7,500	6,740,162
Wisconsin (State of), Series 2020 2, Ref. GO Bonds	1.88%	05/01/2025	2,500	2,393,554
Wisconsin (State of), Series 2020 2, Ref. GO Bonds	2.35%	05/01/2031	1,000	881,249
Wisconsin (State of), Series 2020 A, Ref. RB	2.50%	05/01/2032	2,000	1,712,382
Wisconsin (State of), Series 2021, Ref. GO Bonds	0.21%	05/01/2023	1,000	978,558
Wisconsin (State of), Series 2021, Ref. GO Bonds	0.36%	05/01/2024	1,000	948,770
Wisconsin (State of), Series 2021, Ref. GO Bonds	0.65%	05/01/2025	1,500	1,389,845
Wisconsin (State of), Series 2021, Ref. GO Bonds	0.80%	05/01/2026	1,000	904,392
Wisconsin (State of) Center District, Series 2020 B, Ref. RB, (INS - AGM)(a)	4.17%	12/15/2050	2,000	1,706,066
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center), Series 2020, RB, (INS - AGM)(a)	3.09%	06/01/2050	2,000	1,426,384

				21,961,996

Total Municipal Obligations (Cost $1,988,644,664)				1,782,621,776

U.S. Dollar Denominated Bonds & Notes-1.87%
California-0.59%
Claremont Mckenna College, Series 2019	3.38%	01/01/2050	7,500	5,907,522
Pepperdine University, Series 2020	3.30%	12/01/2059	5,000	3,545,363
University of Southern California, Series A	3.23%	10/01/2120	2,000	1,297,636

				10,750,521

Connecticut-0.17%
Wesleyan University, Series 2020	3.37%	07/01/2050	4,000	3,114,729

District of Columbia-0.13%
Association of American Medical Colleges, Series 2020	3.32%	10/01/2041	3,000	2,384,247

Maine-0.08%
President & Trustees of Colby College (The)	3.20%	07/01/2054	2,000	1,543,920

Massachusetts-0.17%
Whitehead Institute for Biomedical Research, Series 2020	3.28%	12/01/2050	4,000	3,060,289

Minnesota-0.10%
Mayo Clinic, Series 2016	4.13%	11/15/2052	2,000	1,855,874

New Hampshire-0.09%
Trustees of Dartmouth College	3.47%	06/01/2046	2,000	1,732,257

New York-0.39%
Montefiore Medical Center	2.90%	04/20/2032	1,000	962,328
Montefiore Obligated Group	3.79%	09/01/2050	7,000	6,239,345

				7,201,673

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-0.15%
Baylor Scott & White Holdings	3.97%	11/15/2046	$3,000	$2,700,785

Total U.S. Dollar Denominated Bonds & Notes (Cost $42,499,900)				34,344,295

			Shares
Money Market Funds-1.60%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $29,365,372)			29,365,372	29,365,372

TOTAL INVESTMENTS IN SECURITIES(f)-100.53% (Cost $2,060,509,936)				1,846,331,443
OTHER ASSETS LESS LIABILITIES-(0.53%)				(9,665,389)

NET ASSETS-100.00%				$1,836,666,054

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
BHAC	-Berkshire Hathaway Assurance Corp.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref	-Refunding

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$14,885,688	$343,313,322	$(328,833,638)	$-	$-	$29,365,372	$84,061

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp	6.24%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

105

Invesco Treasury Collateral ETF (CLTL)

August 31, 2022

Schedule of Investments

	Principal Amount	Value
U.S. Treasury Securities-100.28%
U.S. Treasury Bills-59.72%(a)
1.10%–2.61%, 09/01/2022	$3,102,000	$3,102,000
1.74%–2.45%, 10/04/2022	30,008,000	29,944,417
1.74%–2.45%, 10/06/2022	10,720,000	10,697,123
1.87%–2.54%, 10/11/2022	30,008,000	29,928,962
1.85%–2.49%, 10/13/2022	9,928,000	9,901,244
1.91%–2.55%, 10/18/2022	30,008,000	29,910,733
1.93%–2.57%, 10/20/2022	30,008,000	29,906,992
2.02%–2.56%, 10/25/2022	30,008,000	29,891,644
1.97%–2.61%, 11/03/2022	23,508,000	23,400,267
2.59%–2.65%, 11/10/2022	22,024,000	21,913,028
2.50%–2.70%, 11/15/2022	13,276,000	13,202,519
2.64%, 11/17/2022	18,000,000	17,896,807
2.82%, 11/25/2022	20,000,000	19,867,471
2.58%–2.87%, 12/01/2022	27,124,000	26,927,471
2.78%, 12/08/2022	9,000,000	8,932,043
2.77%, 12/15/2022	9,000,000	8,927,524
2.42%–2.91%, 12/22/2022	19,977,000	19,791,309
0.72%–2.93%, 12/29/2022	12,805,000	12,679,149
2.74%–2.93%, 01/05/2023	9,220,000	9,124,293
2.76%–2.95%, 01/12/2023	9,219,900	9,118,650
2.82%–2.97%, 01/19/2023	9,219,900	9,112,245
0.76%–2.97%, 01/26/2023	16,642,400	16,438,021
3.13%, 02/02/2023	9,000,000	8,879,495
3.13%, 02/09/2023	8,000,000	7,887,711
3.16%, 02/16/2023	9,000,000	8,865,838
2.68%–3.21%, 02/23/2023	15,461,300	15,220,215
3.25%, 03/02/2023	9,000,000	8,852,353
2.71%–2.90%, 03/23/2023	7,461,100	7,340,668
2.77%–3.10%, 04/20/2023	7,461,300	7,315,755
2.79%–3.13%, 05/18/2023	7,459,700	7,293,328
2.80%–3.20%, 06/15/2023	7,461,500	7,271,892
2.91%–3.24%, 07/13/2023	13,734,200	13,340,780
3.31%, 08/10/2023	10,000,000	9,680,819

		492,562,766

	Principal Amount	Value
U.S. Treasury Notes-40.56%
1.88% - 2.00%, 10/31/2022	$33,016,000	$32,977,442
1.63%, 11/15/2022	11,000,000	10,974,960
0.13% - 2.00%, 11/30/2022	16,531,000	16,451,736
0.13% - 2.13%, 12/31/2022	19,000,000	18,876,839
1.50%, 01/15/2023	5,213,600	5,183,554
0.13% - 2.38%, 01/31/2023	29,509,700	29,274,883
1.38% - 2.00%, 02/15/2023	17,397,300	17,285,327
0.13% - 2.63%, 02/28/2023	20,433,900	20,215,557
0.50%, 03/15/2023	6,790,700	6,693,526
0.13% - 2.50%, 03/31/2023	21,464,200	21,196,222
0.25%, 04/15/2023	6,999,700	6,869,759
0.13% - 2.75%, 04/30/2023	20,392,400	20,101,982
0.13% - 1.75%, 05/15/2023	16,508,200	16,244,917
0.13% - 2.75%, 05/31/2023	19,653,800	19,333,920
0.25%, 06/15/2023	7,114,500	6,942,464
0.13% - 2.63%, 06/30/2023	23,170,600	22,706,264
0.13%, 07/15/2023	7,925,600	7,698,997
0.13% - 2.75%, 07/31/2023	23,033,500	22,526,891
0.13% - 2.50%, 08/15/2023	17,000,000	16,667,576
0.13% - 2.75%, 08/31/2023	16,790,000	16,342,347

		334,565,163

Total U.S. Treasury Securities (Cost $828,338,090)		827,127,929

	Shares
Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(b)(c) (Cost $112,449)	112,449	112,449

TOTAL INVESTMENTS IN SECURITIES-100.29% (Cost $828,450,539)		827,240,378
OTHER ASSETS LESS LIABILITIES-(0.29)%		(2,378,079)

NET ASSETS-100.00%		$824,862,299

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,660	$23,008,307	$(22,897,518)	$-	$-	$112,449	$749

(c)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

Invesco Variable Rate Preferred ETF (VRP)

August 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-71.30%
Automobiles-0.79%
General Motors Financial Co., Inc.
Series A, 5.75%(b)(c)(d)	$8,235,000	$7,277,681
Series B, 6.50%(c)(d)	4,165,000	3,847,875
Series C, 5.70%(c)(d)	3,998,000	3,725,293

		14,850,849

Banks-32.83%
BAC Capital Trust XIV, Series G, 4.00% (3 mo. USD LIBOR + 0.40%)(d)(e)	4,100,000	3,113,175
Bank of America Corp.
Series AA, 6.10%(c)(d)	15,405,000	15,271,254
Series DD, 6.30%(b)(c)(d)	8,170,000	8,364,038
Series FF, 5.88%(c)(d)	19,091,000	17,325,082
Series JJ, 5.13%(c)(d)	8,225,000	7,879,641
Series MM, 4.30%(c)(d)	8,925,000	7,491,422
Series RR, 4.38%(c)(d)	14,200,000	12,205,894
Series TT, 6.13%(c)(d)	16,280,000	16,065,104
Series U, 5.20%(c)(d)	8,191,000	7,835,966
Series X, 6.25%(c)(d)	16,215,000	16,066,265
Bank of Montreal (Canada), 4.80%(b)(c)(d)	4,100,000	3,703,232
Bank of Nova Scotia (The) (Canada)
4.65%(c)(d)	10,150,000	9,033,500
4.90%(b)(c)(d)	10,150,000	9,643,367
Citigroup, Inc.
3.88%(c)(d)	18,730,000	16,248,275
5.90%(b)(c)(d)	6,100,000	6,054,250
Series A, 5.95%(c)(d)	12,210,000	12,118,425
Series D, 5.35%(b)(c)(d)	10,208,000	9,745,940
Series M, 6.30%(c)(d)	14,210,000	13,765,938
Series P, 5.95%(c)(d)	16,262,000	15,603,560
Series V, 4.70%(c)(d)	12,200,000	10,377,625
Series Y, 4.15%(c)(d)	8,120,000	6,900,376
Citizens Financial Group, Inc., Series F, 5.65%(c)(d)	3,330,000	3,342,910
CoBank, ACB, Series K, 6.45%(c)(d)	3,200,000	3,265,632
Comerica, Inc., 5.63%(c)(d)	3,357,000	3,373,214
Fifth Third Bancorp
Series H, 5.10%(c)(d)	4,975,000	4,567,121
Series L, 4.50%(c)(d)	2,890,000	2,751,212
Huntington Bancshares, Inc.
Series E, 5.70%(c)(d)	4,129,000	3,710,939
Series F, 5.63%(c)(d)	4,105,000	4,002,375
Series G, 4.45%(b)(c)(d)	4,135,000	3,854,051

	Principal Amount	Value
Banks-(continued)
JPMorgan Chase & Co.
Series CC, 4.63%(b)(c)(d)	$10,225,000	$9,419,270
Series FF, 5.00%(c)(d)	18,356,000	16,990,772
Series HH, 4.60%(c)(d)	24,450,000	21,552,675
Series II, 4.00%(b)(c)(d)	12,217,000	10,473,023
Series KK, 3.65%(b)(c)(d)	16,300,000	14,181,000
Series Q, 5.15%(c)(d)	12,220,000	11,618,257
Series R, 6.00%(c)(d)	12,215,000	11,977,418
Series S, 6.75%(c)(d)	16,330,000	16,439,425
Series U, 6.13%(c)(d)	8,103,000	7,976,991
Series V, 5.60% (3 mo. USD LIBOR + 3.32%)(d)(e)	20,387,000	20,208,614
Series W, 3.91% (3 mo. USD LIBOR + 1.00%), 05/15/2047(e)	3,794,000	2,987,775
Series X, 6.10%(c)(d)	13,034,000	12,839,468
KeyCorp, Series D, 5.00%(c)(d)	4,365,000	4,025,766
M&T Bank Corp.
3.50%(c)(d)	4,150,000	3,344,296
Series E, 6.45%(c)(d)	2,917,000	2,893,299
Series F, 5.13%(b)(c)(d)	4,216,000	3,922,553
Series G, 5.00%(b)(c)(d)	3,375,000	3,225,135
PNC Financial Services Group, Inc. (The) 6.20%(c)(d)	9,675,000	9,553,095
Series O, 6.46% (3 mo. USD LIBOR + 3.68%)(d)(e)	8,245,000	8,203,579
Series R, 4.85%(c)(d)	4,145,000	3,841,507
Series S, 5.00%(c)(d)	4,350,000	4,003,888
Series T, 3.40%(c)(d)	12,180,000	9,871,890
Series U, 6.00%(c)(d)	8,100,000	7,897,500
Regions Financial Corp., Series D, 5.75%(b)(c)(d)	2,931,000	2,963,534
SVB Financial Group
4.10%(c)(d)	6,250,000	4,722,360
Series C, 4.00%(c)(d)	8,250,000	6,683,264
Series D, 4.25%(c)(d)	8,250,000	6,593,509
Series E, 4.70%(c)(d)	5,000,000	3,898,638
Truist Financial Corp.
Series A, 3.58% (3 mo. USD LIBOR + 0.67%), 05/15/2027(e)	2,927,000	2,724,591
Series L, 4.93% (3 mo. USD LIBOR + 3.10%)(d)(e)	6,225,000	5,856,278
Series M, 5.13%(c)(d)	4,180,000	3,626,150
Series N, 4.80%(c)(d)	13,900,000	12,947,128
Series P, 4.95%(c)(d)	8,100,000	8,008,875
Series Q, 5.10%(c)(d)	8,116,000	7,730,490
U.S. Bancorp
3.70%(c)(d)	12,200,000	10,239,349
Series J, 5.30%(c)(d)	8,280,000	7,389,900
United Overseas Bank Ltd. (Singapore), 3.88%(c)(d)(f)	5,400,000	5,347,647
USB Capital IX, 3.53% (3 mo. USD LIBOR + 1.02%)(d)(e)	5,630,000	4,301,589

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

107

Invesco Variable Rate Preferred ETF (VRP)–(continued)

August 31, 2022

	Principal Amount	Value
Banks-(continued)
Wells Fargo & Co.
Series BB, 3.90%(c)(d)	$28,585,000	$25,208,397
Series S, 5.90%(c)(d)	16,323,000	15,396,692
Series U, 5.88%(c)(d)	16,246,000	16,204,925

		620,970,295

Capital Markets-6.94%
Bank of New York Mellon Corp. (The)
Series D, 4.50%(b)(c)(d)	4,145,000	3,723,723
Series F, 4.63%(c)(d)	8,286,000	7,643,338
Series H, 3.70%(c)(d)	4,745,000	4,361,993
Series I, 3.75%(c)(d)	10,600,000	8,956,152
Charles Schwab Corp. (The)
5.00%(c)(d)	6,100,000	5,686,180
7.60% (3 mo. USD LIBOR + 4.82%)(b)(d)(e)	3,255,000	3,256,169
Series E, 6.40% (3 mo. USD LIBOR + 3.32%)(b)(d)(e)	4,910,000	4,860,232
Series F, 5.00%(c)(d)	4,090,000	3,450,592
Series G, 5.38%(c)(d)	20,325,000	20,299,594
Series I, 4.00%(c)(d)	18,350,000	15,803,938
Goldman Sachs Capital II, 4.00%(3 mo. USD LIBOR + 0.77%)(b)(d)(e)	6,184,000	4,869,900
Goldman Sachs Group, Inc. (The)
Series O, 5.30%(b)(c)(d)	5,305,000	5,132,059
Series Q, 5.50%(b)(c)(d)	4,084,000	4,049,490
Series R, 4.95%(c)(d)	4,800,000	4,525,313
Series S, 4.40%(b)(c)(d)	2,800,000	2,482,200
Series T, 3.80%(c)(d)	5,500,000	4,558,125
Series U, 3.65%(c)(d)	6,100,000	4,959,300
Series V, 4.13%(c)(d)	6,100,000	5,232,580
Mellon Capital IV, Series 1, 4.00% (3 mo. USD LIBOR + 0.57%)(b)(d)(e)	4,155,000	3,174,628
Morgan Stanley, Series M, 5.88%(b)(c)(d)	3,318,000	3,304,673
Northern Trust Corp., Series D, 4.60%(b)(c)(d)	4,145,000	3,840,683
State Street Corp.
2.83% (3 mo. USD LIBOR + 1.00%), 06/15/2047(e)	4,223,000	3,248,036
Series H, 5.63%(b)(c)(d)	4,140,000	3,860,550

		131,279,448

Consumer Finance-2.23%
Ally Financial, Inc.
Series B, 4.70%(c)(d)	11,140,000	9,224,801
Series C, 4.70%(c)(d)	8,120,000	6,328,175
American Express Co., 3.55%(c)(d)	13,081,000	11,266,011
Capital One Financial Corp., Series M, 3.95%(b)(c)(d)	8,292,000	7,062,802
Discover Financial Services
Series C, 5.50%(c)(d)	4,780,000	4,137,272
Series D, 6.13%(c)(d)	4,145,000	4,210,429

		42,229,490

	Principal Amount	Value
Diversified Financial Services-0.62%
National Rural Utilities Cooperative Finance Corp.
4.75%, 04/30/2043(c)	$3,314,000	$3,082,861
5.25%, 04/20/2046(c)	2,878,000	2,680,400
Voya Financial, Inc., 5.65%, 05/15/2053(c)	6,150,000	6,030,352

		11,793,613

Electric Utilities-4.23%
American Electric Power Co., Inc., 3.88%, 02/15/2062(c)	6,100,000	5,192,718
Duke Energy Corp.
3.25%, 01/15/2082(c)	4,200,000	3,357,365
4.88%(c)(d)	8,265,000	7,810,425
Edison International
Series A, 5.38%(c)(d)	10,275,000	9,221,812
Series B, 5.00%(c)(d)	6,200,000	5,334,011
Emera, Inc. (Canada), Series 16-A, 6.75%, 06/15/2076(c)	9,832,000	9,966,502
NextEra Energy Capital Holdings, Inc.
4.80%, 12/01/2077(c)	4,545,000	3,782,380
5.65%, 05/01/2079(c)	4,150,000	3,795,910
3.80%, 03/15/2082(c)	4,955,000	4,174,785
PPL Capital Funding, Inc., Series A, 4.92% (3 mo. USD LIBOR + 2.67%), 03/30/2067(e)	4,002,000	3,345,672
Southern California Edison Co., Series E, 6.98% (3 mo. USD LIBOR + 4.20%)(d)(e) .	2,900,000	2,755,000
Southern Co. (The)
Series 21-A, 3.75%, 09/15/2051(c)	8,250,000	7,156,875
Series B, 4.00%, 01/15/2051(c)	10,294,000	9,557,361
Series B, 5.46% (3 mo. USD LIBOR + 3.63%), 03/15/2057(e)	4,546,000	4,536,817

		79,987,633

Industrial Conglomerates-2.32%
General Electric Co., Series D, 5.16% (3 mo. USD LIBOR + 3.33%)(d)(e)	46,264,000	43,927,668

Insurance-6.58%
Aegon N.V. (Netherlands), 5.50%, 04/11/2048(c)	6,490,000	6,178,965
Allstate Corp. (The)
6.50%, 05/15/2057(c)	4,100,000	4,177,215
Series B, 5.75%, 08/15/2053(c)	6,619,000	6,081,206
American International Group, Inc., Series A-9, 5.75%, 04/01/2048(c)	6,154,000	5,845,887
Assurant, Inc., 7.00%, 03/27/2048(c)	3,300,000	3,337,377
Lincoln National Corp.
5.30% (3 mo. USD LIBOR + 2.36%), 05/17/2066(e)	4,640,000	3,675,808
4.75% (3 mo. USD LIBOR + 2.04%), 04/20/2067(e)	3,610,000	2,713,002
Markel Corp., 6.00%(c)(d)	5,000,000	4,982,634
MetLife, Inc., Series D, 5.88%(c)(d)	4,190,000	4,111,195
Nationwide Financial Services, Inc., 6.75%, 05/15/2037	3,308,000	3,265,567
PartnerRe Finance B LLC, 4.50%, 10/01/2050(c)	4,195,000	3,781,511

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

Invesco Variable Rate Preferred ETF (VRP)–(continued)

August 31, 2022

	Principal Amount	Value
Insurance-(continued)
Principal Financial Group, Inc., 5.95% (3 mo. USD LIBOR + 3.04%), 05/15/2055(e)	$3,368,000	$3,152,465
Progressive Corp. (The), Series B, 5.38%(c)(d)	4,190,000	3,896,700
Prudential Financial, Inc.
5.88%, 09/15/2042(c)	8,297,000	8,325,915
5.63%, 06/15/2043(c)	12,303,000	12,273,227
5.20%, 03/15/2044(c)	4,110,000	4,000,140
5.38%, 05/15/2045(c)	8,197,000	8,066,316
4.50%, 09/15/2047(b)(c)	6,225,000	5,859,672
5.70%, 09/15/2048(c)	8,187,000	8,041,803
3.70%, 10/01/2050(c)	6,648,000	5,774,087
5.13%, 03/01/2052(c)	8,100,000	7,537,906
6.00%, 09/01/2052(c)	9,400,000	9,321,526

		124,400,124

Machinery-0.30%
Stanley Black & Decker, Inc., 4.00%, 03/15/2060(c)	6,240,000	5,712,814

Media-0.66%
Paramount Global
6.25%, 02/28/2057(c)	5,376,000	4,972,800
6.38%, 03/30/2062(c)	8,100,000	7,465,343

		12,438,143

Multi-Utilities-2.63%
Algonquin Power & Utilities Corp. (Canada), 4.75%, 01/18/2082(c)	6,218,000	5,393,587
CMS Energy Corp.
4.75%, 06/01/2050(c)	4,175,000	3,841,000
3.75%, 12/01/2050(c)	3,350,000	2,680,000
Dominion Energy, Inc.
Series A, 5.75%, 10/01/2054(c)	5,651,000	5,434,339
Series B, 4.65%(c)(d)	6,615,000	6,118,875
Series C, 4.35%(c)(d)	6,245,000	5,687,891
NiSource, Inc., 5.65%(c)(d)	3,300,000	3,085,500
Sempra Energy
4.13%, 04/01/2052(c)	8,100,000	6,820,525
4.88%(c)(d)	7,400,000	7,166,661
WEC Energy Group, Inc., 5.02% (3 mo. USD LIBOR + 2.11%), 05/15/2067(e)	4,133,000	3,441,962

		49,670,340

Oil, Gas & Consumable Fuels-9.14%
BP Capital Markets PLC (United Kingdom)
4.38%(c)(d)	20,344,000	19,525,154
4.88%(c)(d)	20,325,000	18,655,809
DCP Midstream L.P., Series A, 7.38%(c)(d)	4,200,000	4,189,500
Enbridge, Inc. (Canada)
5.50%, 07/15/2077(c)	8,140,000	7,453,159
6.25%, 03/01/2078(c)	6,968,000	6,596,145
Series 16-A, 6.00%, 01/15/2077(c)	6,100,000	5,818,989
Series 20-A, Conv., 5.75%, 07/15/2080(c)	8,162,000	7,685,913

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Energy Transfer L.P.
5.80% (3 mo. USD LIBOR + 3.02%), 11/01/2066(e)	$4,436,000	$3,443,601
Series A, 6.25%(c)(d)	7,728,000	6,462,540
Series B, 6.63%(c)(d)	4,500,000	3,649,040
Series F, 6.75%(c)(d)	4,100,000	3,731,902
Series G, 7.13%(c)(d)	8,925,000	8,143,627
Series H, 6.50%(c)(d)	7,300,000	6,758,073
EnLink Midstream Partners L.P., Series C, 6.00%(c)(d)	3,300,000	2,520,688
Enterprise Products Operating LLC
5.38%, 02/15/2078(c)	5,801,000	4,775,754
Series D, 5.91% (3 mo. USD LIBOR + 2.99%), 08/16/2077(e)	2,891,000	2,578,859
Series E, 5.25%, 08/16/2077(c)	8,289,000	7,177,016
Plains All American Pipeline L.P., Series B, 6.13%(c)(d)	6,578,000	5,605,459
TransCanada PipeLines Ltd. (Canada), 5.12% (3 mo. USD LIBOR + 2.21%), 05/15/2067(b)(e)	8,258,000	6,595,830
Transcanada Trust (Canada)
5.63%, 05/20/2075(c)	6,171,000	5,977,848
5.30%, 03/15/2077(c)	12,205,000	11,320,260
5.50%, 09/15/2079(c)	9,075,000	8,381,511
5.60%, 03/07/2082(c)	6,650,000	6,169,633
Series 16-A, 5.88%, 08/15/2076(c)	9,877,000	9,716,500

		172,932,810

Trading Companies & Distributors-0.30%
AerCap Holdings N.V. (Ireland), 5.88%, 10/10/2079(b)(c)	6,240,000	5,661,061

Wireless Telecommunication Services-1.73%
Vodafone Group PLC (United Kingdom)
7.00%, 04/04/2079(c)	16,320,000	16,881,898
3.25%, 06/04/2081(c)	4,150,000	3,596,716
4.13%, 06/04/2081(c)	8,115,000	6,385,004
5.13%, 06/04/2081(c)	7,900,000	5,766,416

		32,630,034

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,487,714,003)		1,348,484,322

	Shares
Preferred Stocks-27.68%
Banks-10.44%
Bank of America Corp.
Series 2, Pfd., 3.69% (3 mo. USD LIBOR + 0.65%)(b)(e)	98,587	1,829,775
Series 4, Pfd., 4.00% (3 mo. USD LIBOR + 0.75%)(e)	69,329	1,369,248
Series 5, Pfd., 4.00% (3 mo. USD LIBOR + 0.50%)(b)(e)	139,019	2,766,478
Series E, Pfd., 4.00% (3 mo. USD LIBOR + 0.35%)(b)(e)	104,597	2,050,101
Series K, Pfd., 6.45%(c)	346,152	8,954,952
Series Z, Pfd., 6.50%(c)	11,363,000	11,462,426

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

109

Invesco Variable Rate Preferred ETF (VRP)–(continued)

August 31, 2022

	Shares	Value
Banks-(continued)
Citigroup, Inc.
Series W, Pfd., 4.00%(c)	12,250,000	$10,780,000
Series U, Pfd., 5.00%(c)	12,207,000	11,384,248
Series T, Pfd., 6.25%(c)	12,207,000	12,145,355
Series K, Pfd., 6.88%(c)	490,315	12,429,485
Series J, Pfd., 7.13%(c)	313,198	8,046,057
Citizens Financial Group, Inc., Series D, Pfd., 6.35%(c)	98,380	2,444,743
ConnectOne Bancorp, Inc., Series A, Pfd., 5.25%(b)(c)	38,794	841,054
F.N.B. Corp., Pfd., 7.25%(b)(c)	36,362	948,685
Fifth Third Bancorp, Series I, Pfd., 6.63%(c)	147,578	3,782,424
First Horizon Corp., Series D, Pfd., 6.10%(c)	33,515	827,485
JPMorgan Chase & Co., Series I, Pfd., 6.28% (3 mo. USD LIBOR + 3.47%)(e)	23,941,000	23,826,160
KeyCorp
Series E, Pfd., 6.13%(c)	164,831	4,198,246
Pfd., 6.20%(c)	190,000	4,754,408
M&T Bank Corp., Series H, Pfd., 5.63%(c)	81,981	2,167,578
PacWest Bancorp, Series A, Pfd., 7.75%(b)(c)	167,207	4,238,697
PNC Financial Services Group, Inc. (The), Series P, Pfd., 6.85% (3 mo. USD LIBOR + 4.07%)(e)	491,955	12,407,105
Regions Financial Corp.
Series C, Pfd., 5.70%(c)	164,831	3,819,134
Series B, Pfd., 6.38%(c)	164,831	4,122,423
Synovus Financial Corp.
Series E, Pfd., 5.88%(c)	114,780	2,751,277
Series D, Pfd., 6.30%(c)	66,592	1,591,549
Truist Financial Corp., Series I, Pfd., 4.00% (3 mo. USD LIBOR + 0.53%)(b)(e)	57,436	1,108,515
U.S. Bancorp
Series B, Pfd., 3.50% (3 mo. USD LIBOR + 0.60%)(b)(e)	329,665	6,481,214
Series A, Pfd., 3.53% (3 mo. USD LIBOR + 1.02%)(e)	4,730	3,522,005
Valley National Bancorp
Series B, Pfd., 5.50%(c)	34,218	809,598
Series A, Pfd., 6.25%(c)	38,850	953,379
Wells Fargo & Co.
Series Q, Pfd., 5.85%(c)	565,753	13,583,730
Series R, Pfd., 6.63%(c)	276,926	6,992,381
WesBanco, Inc., Series A, Pfd., 6.75%(b)(c)	50,194	1,314,581
Western Alliance Bancorporation, Series A, Pfd., 4.25%(c)	98,381	2,152,576
Wintrust Financial Corp.
Series D, Pfd., 6.50%(c)	40,994	1,042,067
Series E, Pfd., 6.88%(c)	94,281	2,437,164
Zions Bancorporation N.A., Series G, Pfd., 6.30%(c)	45,604	1,149,221

		197,485,524

Capital Markets-5.94%
Bank of New York Mellon Corp. (The), Series G, Pfd., 4.70%(c)	8,115,000	7,997,657
Charles Schwab Corp. (The), Series H, Pfd., 4.00%(c)	20,395,000	16,621,925

	Shares	Value
Capital Markets-(continued)
Goldman Sachs Group, Inc. (The)
Series A, Pfd., 3.75% (3 mo. USD LIBOR + 0.75%)(b)(e)	245,956	$4,579,701
Series C, Pfd., 4.00% (3 mo. USD LIBOR + 0.75%)(b)(e)	67,701	1,303,921
Series D, Pfd., 4.00% (3 mo. USD LIBOR + 0.67%)(b)(e)	445,046	8,535,982
Series P, Pfd., 5.00%(b)(c)	12,135,000	11,393,832
Series J, Pfd., 5.50%(c)	329,665	8,070,199
Series K, Pfd., 6.38%(c)	229,576	5,794,498
Morgan Stanley
Series A, Pfd., 4.00% (3 mo. USD LIBOR + 0.70%)(b)(e)	360,769	6,937,588
Series K, Pfd., 5.85%(b)(c)	329,665	8,159,209
Series I, Pfd., 6.38%(c)	329,665	8,396,567
Series F, Pfd., 6.88%(c)	280,224	7,117,690
Series E, Pfd., 7.13%(c)	284,345	7,270,702
State Street Corp.
Series G, Pfd., 5.35%(c)	164,831	4,082,864
Series D, Pfd., 5.90%(c)	247,250	6,107,075

		112,369,410

Diversified Financial Services-1.40%
Citigroup Capital XIII, Pfd., 9.18% (3 mo. USD LIBOR + 6.37%)(e)	737,218	20,177,657
Equitable Holdings, Inc., Series B, Pfd., 4.95%(b)(c)	4,150,000	4,047,508
Voya Financial, Inc., Series B, Pfd., 5.35%(b)(c)	98,380	2,327,671

		26,552,836

Electric Utilities-0.33%
SCE Trust III, Series H, Pfd., 5.75%(c)	90,182	1,916,367
SCE Trust IV, Series J, Pfd., 5.38%(c)	106,581	2,136,949
SCE Trust V, Series K, Pfd., 5.45%(c)	98,381	2,164,382

		6,217,698

Food Products-0.41%
CHS, Inc.
Series 3, Pfd., 6.75%(b)(c)	162,358	4,177,471
Series 2, Pfd., 7.10%(b)(c)	137,737	3,563,256

		7,740,727

Insurance-2.58%
Allstate Corp. (The), Pfd., 5.10%(c)	163,976	3,950,182
American Equity Investment Life Holding Co.
Series A, Pfd., 5.95%(c)	131,179	3,059,094
Series B, Pfd., 6.63%(c)	98,381	2,419,189
Argo Group International Holdings Ltd., Pfd., 7.00%(c)	49,461	1,039,670
Aspen Insurance Holdings Ltd., Pfd., 5.95% (Bermuda)(c)	90,182	2,030,899
Athene Holding Ltd.
Series A, Pfd., 6.35%(c)	284,345	6,952,235
Series C, Pfd., 6.38%(c)	197,808	5,075,753
Enstar Group Ltd., Series D, Pfd., 7.00%(c)	131,178	3,162,702
Kemper Corp., Pfd., 5.88%(c)	50,698	1,201,543

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

Invesco Variable Rate Preferred ETF (VRP)–(continued)

August 31, 2022

	Shares	Value
Insurance-(continued)
MetLife, Inc.
Series G, Pfd., 3.85%(c)	8,120,000	$7,562,985
Series A, Pfd., 4.17% (3 mo. USD LIBOR + 1.00%)(b)(e)	197,808	4,070,889
Reinsurance Group of America, Inc.
Pfd., 5.75%(c)	131,178	3,327,986
Pfd., 6.20%(c)	131,178	3,283,385
SiriusPoint Ltd., Series B, Pfd., 8.00% (Bermuda)(c)	67,324	1,585,480

		48,721,992

Mortgage REITs-3.01%
ACRES Commercial Realty Corp., Series C, Pfd., 8.63%(b)(c)	39,355	877,223
AGNC Investment Corp.
Series F, Pfd., 6.13%(b)(c)	189,564	4,068,043
Series E, Pfd., 6.50%(b)(c)	132,681	2,949,499
Series D, Pfd., 6.88%(b)(c)	77,489	1,677,637
Series C, Pfd., 7.00%(b)(c)	107,131	2,612,925
Annaly Capital Management, Inc.
Series G, Pfd., 6.50%(b)(c)	139,378	3,127,642
Series I, Pfd., 6.75%(b)(c)	145,117	3,384,128
Series F, Pfd., 6.95%(b)(c)	236,135	5,693,215
Arbor Realty Trust, Inc., Series F, Pfd., 6.25%(b)(c)	93,248	1,962,870
Chimera Investment Corp.
Series C, Pfd., 7.75%(b)(c)	87,387	1,787,938
Series B, Pfd., 8.00%(b)(c)	106,580	2,362,879
Series D, Pfd., 8.00%(b)(c)	66,592	1,430,396
Dynex Capital, Inc., Series C, Pfd., 6.90%(c)	36,556	830,918
Ellington Financial, Inc., Pfd., 6.75%(c)	37,714	814,622
Granite Point Mortgage Trust, Inc., Series A, Pfd., 7.00%(b)(c)	65,365	1,421,035
MFA Financial, Inc., Series C, Pfd., 6.50%(c)	92,361	1,800,116
New York Mortgage Trust, Inc.
Series F, Pfd., 6.88%(b)(c)	42,234	908,031
Series E, Pfd., 7.88%(b)(c)	61,825	1,364,478
Series D, Pfd., 8.00%(b)(c)	52,032	1,097,875
PennyMac Mortgage Investment Trust
Series B, Pfd., 8.00%(b)(c)	64,931	1,568,733
Series A, Pfd., 8.13%(b)(c)	37,714	896,839
Rithm Capital Corp.
Series C, Pfd., 6.38%(b)(c)	131,998	2,577,921
Series D, Pfd., 7.00%(b)(c)	152,499	3,321,428
Series B, Pfd., 7.13%(c)	93,896	2,024,398
Series A, Pfd., 7.50%(c)	50,915	1,108,929
Two Harbors Investment Corp.
Series C, Pfd., 7.25%(b)(c)	98,051	2,073,779
Series B, Pfd., 7.63%(b)(c)	95,559	2,051,652
Series A, Pfd., 8.13%(c)	47,389	1,085,208

		56,880,357

Multi-Utilities-0.82%
Algonquin Power & Utilities Corp.
Series 19-A, Pfd., 6.20% (Canada)(c)	115,370	2,798,876
Pfd., 6.88% (Canada)(c)	95,559	2,367,952

	Shares	Value
Multi-Utilities-(continued)
CenterPoint Energy, Inc., Series A, Pfd., 6.13%(c)	6,592,000	$6,137,231
NiSource, Inc., Series B, Pfd., 6.50%(c)	163,976	4,148,593

		15,452,652

Oil, Gas & Consumable Fuels-1.85%
Altera Infrastructure L.P., Series E, Pfd., 0.00% (United Kingdom)(g)(h)	43,809	14,895
DCP Midstream L.P.
Series B, Pfd., 7.88%(c)	53,160	1,326,342
Series C, Pfd., 7.95%(c)	36,074	905,457
Enbridge, Inc., Series B, Pfd., 6.38% (Canada)(c)	197,808	4,858,165
Energy Transfer L.P.
Series C, Pfd., 7.38%(c)	147,579	3,217,222
Series E, Pfd., 7.60%(c)	263,737	6,184,633
Series D, Pfd., 7.63%(c)	145,937	3,179,967
GasLog Partners L.P., Series A, Pfd., 8.63% (Greece)(c)	47,904	1,225,092
NGL Energy Partners L.P., Series B, Pfd., 9.73% (3 mo. USD LIBOR + 7.21%)(e)	103,735	1,198,139
NuStar Energy L.P.
Series B, Pfd., 7.65% (3 mo. USD LIBOR + 5.64%)(e)	126,259	2,659,015
Series A, Pfd., 8.77% (3 mo. USD LIBOR + 6.77%)(e)	74,678	1,730,289
Series C, Pfd., 9.00%(c)	56,880	1,382,184
NuStar Logistics L.P., Pfd., 9.25% (3 mo. USD LIBOR + 6.73%)(e)	131,999	3,280,175
Seapeak LLC, Series B, Pfd., 8.50% (Bermuda)(c)	55,755	1,377,149
Tsakos Energy Navigation Ltd.
Series E, Pfd., 9.25% (Greece)(c)	40,807	983,857
Series F, Pfd., 9.50% (Greece)(c)	56,324	1,385,007

		34,907,588

Thrifts & Mortgage Finance-0.27%
Merchants Bancorp, Series B, Pfd., 6.00%(c)	40,993	994,900
New York Community Bancorp, Inc., Series A, Pfd., 6.38%(c)	169,777	4,157,839

		5,152,739

Trading Companies & Distributors-0.57%
Air Lease Corp., Series A, Pfd., 6.15%(c)	81,982	1,947,892
Fortress Transportation and Infrastructure Investors LLC
Series B, Pfd., 8.00%(c)	41,358	974,808
Series A, Pfd., 8.25%(c)	34,274	795,499
Series C, Pfd., 8.25%(c)	35,607	840,681
Textainer Group Holdings Ltd., Pfd., 7.00% (China)(b)(c)	49,194	1,232,802
WESCO International, Inc., Series A, Pfd., 10.63%(c)	178,119	4,955,271

		10,746,953

Transportation Infrastructure-0.06%
Atlas Corp., Series I, Pfd., 8.00% (Canada)(c)	49,461	1,142,549

Total Preferred Stocks (Cost $580,192,026)		523,371,025

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

111

Invesco Variable Rate Preferred ETF (VRP)–(continued)

August 31, 2022

	Shares	Value
Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(i)(j) (Cost $874,550)	874,550	$874,550

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.02% (Cost $2,068,780,579)		1,872,729,897

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.65%
Invesco Private Government Fund, 2.29%(i)(j)(k)	24,555,096	24,555,096

Investment Abbreviations:
Conv. -Convertible
LIBOR-London Interbank Offered Rate
Pfd. -Preferred
REIT -Real Estate Investment Trust
USD -U.S. Dollar

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 2.37%(i)(j)(k)	63,387,852	$63,394,192

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $87,946,248)		87,949,288

TOTAL INVESTMENTS IN SECURITIES-103.67% (Cost $2,156,726,827)		1,960,679,185
OTHER ASSETS LESS LIABILITIES-(3.67)%		(69,470,039)

NET ASSETS-100.00%		$1,891,209,146

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2022.
(f)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2022 represented less than 1% of the Fund’s Net Assets.

(g)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(h)	Restructured security not accruing interest income. The value of this security at August 31, 2022 represented less than 1% of the Fund’s Net Assets.
(i)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ -	$213,492,273	$(212,617,723)	$ -	$ -	$ 874,550	$ 19,289
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	26,043,680	188,668,815	(190,157,399)	-	-	24,555,096	163,790	*

Invesco Private Prime Fund	61,032,838	315,374,851	(312,982,002)	3,039	(34,534)	63,394,192	468,150	*

Total	$87,076,518	$717,535,939	$(715,757,124)	$3,039	$(34,534)	$88,823,838	$651,229

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(j)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(k)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

Invesco VRDO Tax-Free ETF (PVI)

August 31, 2022

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.76%
California-20.17%
Bay Area Toll Authority (San Francisco Bay Area), Series 2019 B, Ref. VRD RB, (LOC - Sumitomo Mitsui Banking Corp.)(a)(b)	1.20%	04/01/2053	$1,500	$1,500,000
California (State of) Health Facilities Financing Authority (Dignity Health), Series 2011 B, VRD RB, (LOC - Bank of Montreal)(a)(b)	1.35%	03/01/2047	2,400	2,400,000
Los Angeles (City of), CA Department of Water & Power, Subseries 2001 B-7, Ref. VRD RB(a)	1.20%	07/01/2034	2,000	2,000,000
Modesto (City of), CA Public Financing Authority, Series 2008, Ref. VRD RB, (LOC - Bank of the West)(a)(b)	1.40%	09/01/2033	1,000	1,000,000
Riverside (City of), CA, Series 2008 A, Ref. VRD RB, (LOC - Barclays Bank PLC)(a)(b)	1.20%	10/01/2029	1,300	1,300,000
San Diego (County of), CA Regional Transportation Commission, Series 2008 B, VRD RB(a)	1.29%	04/01/2038	1,300	1,300,000
San Diego (County of), CA Regional Transportation Commission, Series 2008 C, VRD RB(a)	1.25%	04/01/2038	1,500	1,500,000
San Mateo (City of), CA Joint Powers Financing Authority (Public Safety), Series 2007 A, VRD RB, (LOC - Wells Fargo Bank, N.A.)(a)(b)	1.30%	04/01/2039	1,800	1,800,000

				12,800,000

Connecticut-1.89%
Connecticut (State of) Housing Finance Authority, Series 2020 E-3, Ref. VRD RB(a)	1.44%	11/15/2050	1,200	1,200,000

District of Columbia-3.78%
District of Columbia, Series 1998 A, VRD RB, (LOC - PNC Bank, N.A.)(a)(b)	1.47%	08/15/2038	1,100	1,100,000
District of Columbia (Georgetown University), Series 2007 B-2, Ref. VRD RB, (LOC - Bank of America, N.A.)(a)(b)	1.49%	04/01/2041	1,300	1,300,000

				2,400,000

Florida-4.73%
Florida Keys Aqueduct Authority, Series 2008, Ref. VRD RB, (LOC - TD Bank, N.A.)(a)(b)	1.47%	09/01/2035	1,500	1,500,000
West Palm Beach (City of), FL, Series 2008 C, VRD RB, (INS - AGC)(a)(c)	1.50%	10/01/2038	1,500	1,500,000

				3,000,000

Illinois-3.78%
Illinois (State of) Finance Authority (Carle Foundation (The)), Series 2021 C, VRD RB, (LOC - Barclays Bank PLC)(a)(b)	1.47%	08/15/2052	2,400	2,400,000

Indiana-3.78%
Indianapolis (City of), IN (Capital Place Apartments, Covington Square Apartments and the Woods at Oak Crossing), Series 2008, VRD RB, (CEP - FNMA)(a)(b)	1.62%	05/15/2038	2,400	2,400,000

Louisiana-3.62%
Louisiana (State of) Offshore Terminal Authority Deepwater Port (Loop LLC), Series 2013 B, Ref. VRD RB, (LOC - JPMorgan Chase Bank N.A.)(a)(b)	1.63%	09/01/2033	2,000	2,000,000
Louisiana (State of) Public Facilities Authority (CHRISTUS Health), Series 2009 B2, Ref. VRD RB, (LOC - Bank of New York Mellon)(a)(b)	1.43%	07/01/2047	300	300,000

				2,300,000

Maryland-3.31%
Washington (State of) Suburban Sanitary Commission, Series 2015 A-2, VRD RB(a)	1.47%	06/01/2023	2,100	2,100,000

Minnesota-2.36%
Rochester (City of), MN (Mayo Clinic), Series 2008 B, VRD RB(a)	1.50%	11/15/2038	1,500	1,500,000

Missouri-4.10%
Kansas City (City of), MO (H Roe Bartle), Series 2008 F, Ref. VRD RB, (LOC - Sumitomo Mitsui Banking Corp.)(a)(b)	1.49%	04/15/2025	300	300,000
Missouri (State of) Health & Educational Facilities Authority (BJC Health System), Series 2008 C, VRD RB(a)	1.46%	05/15/2038	2,300	2,300,000

				2,600,000

Nevada-1.65%
Clark (County of), NV Department of Aviation, Series 2008 D-3, VRD RB, (LOC - Bank of America, N.A.)(a)(b)	1.50%	07/01/2029	1,050	1,050,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

113

Invesco VRDO Tax-Free ETF (PVI)–(continued)

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-19.70%
Battery Park (City of), NY Authority, Series 2019 D-1, Ref. VRD RB(a)	1.46%	11/01/2038	$1,800	$1,800,000
Build NYC Resource Corp. (The Asia Society Project), Series 2015, Ref. VRD RB, (LOC - TD Bank, N.A.)(a)(b)	1.48%	04/01/2045	2,300	2,300,000
Geneva (City of), NY Industrial Development Agency, Series 2008, VRD RB, (LOC - JPMorgan Chase Bank N.A.)(a)(b)	1.52%	12/01/2037	2,400	2,400,000
Metropolitan Transportation Authority, Subseries 2013 G, Ref. VRD RB, (LOC - TD Bank, N.A.)(a)(b)	1.48%	11/01/2026	2,000	2,000,000
New York (City of), NY, Series 2009 CC, VRD RB(a)	1.48%	06/15/2041	2,000	2,000,000
New York (City of), NY, Subseries 2016 A-5, VRD GO Bonds(a)	0.80%	08/01/2044	1,000	1,000,000
New York (State of) Housing Finance Agency (Flatbush Avenue Housing), Series 2010 A, VRD RB, (LOC - Helaba)(a)(b)	1.52%	11/01/2044	1,000	1,000,000

				12,500,000

North Carolina-3.94%
Charlotte (City of), NC, Series 2006 B, VRD RB(a)	1.48%	07/01/2036	100	100,000
North Carolina (State of) Medical Care Commission (Novant Health Obligated Group), Series 2004 A, VRD RB(a)	1.55%	11/01/2034	2,400	2,400,000

				2,500,000

Ohio-1.97%
Franklin (County of), OH (OhioHealth Corp.), Series 2009 A, Ref. VRD RB(a)	1.47%	11/15/2041	1,250	1,250,000

Pennsylvania-3.78%
Emmaus (Borough of), PA General Authority, Series 1996, VRD RB, (INS - AGM)(a)(c)	1.66%	12/01/2028	2,400	2,400,000

Tennessee-1.02%
Sevier (County of), TN Public Building Authority (The), Series 2010 D-1, VRD RB, (LOC - Bank of America, N.A.)(a)(b)	1.52%	06/01/2026	645	645,000

Texas-11.71%
Austin (City of), TX, Series 2008, Ref. VRD RB, (LOC - Barclays Bank PLC)(a)(b)	1.54%	05/15/2031	1,630	1,630,000
Board of Regents of the University of Texas System, Series 2008 B, VRD RB(a)	1.50%	08/01/2025	300	300,000
Houston (City of), TX, Series 2012 A, Ref. VRD RB(a)	1.50%	05/15/2034	2,000	2,000,000
Pasadena Independent School District, Series 2005 B, VRD GO Bonds, (INS - AGM)(a)(c)	1.50%	02/01/2035	2,000	2,000,000
Texas (State of), Series 2015 B, VRD GO Bonds(a)	1.57%	06/01/2046	1,505	1,505,000

				7,435,000

Washington-3.15%
Chelan County Public Utility District No. 1, Series 2008 B, Ref. VRD RB(a)	1.50%	07/01/2032	2,000	2,000,000

Wisconsin-0.32%
Wisconsin (State of) Health & Educational Facilities Authority (Aspirus Wausau Hospital), Series 2004, VRD RB, (LOC - JPMorgan Chase Bank N.A.)(a)(b)	1.50%	08/15/2034	200	200,000

TOTAL INVESTMENTS IN SECURITIES(d) -98.76% (Cost $62,680,000)				62,680,000
OTHER ASSETS LESS LIABILITIES-1.24%				789,183

NET ASSETS-100.00%				$63,469,183

Investment Abbreviations:

AGC    -Assured Guaranty Corp.

AGM   -Assured Guaranty Municipal Corp.

CEP    -Credit Enhancement Provider

FNMA -Federal National Mortgage Association

GO      -General Obligation

INS     -Insurer

LOC    -Letter of Credit

RB      -Revenue Bonds

Ref.     -Refunding

VRD    -Variable Rate Demand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

114

Invesco VRDO Tax-Free ETF (PVI)–(continued)

August 31, 2022

Notes to Schedule of Investments:

(a)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2022.

(b)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
TD Bank, N.A.	9.25%
Barclays Bank PLC	8.50%
JPMorgan Chase Bank N.A.	7.34%
Assured Guaranty Municipal Corp.	7.02%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

115

Statements of Assets and Liabilities

August 31, 2022

	Invesco 1-30 Laddered Treasury ETF (PLW)	Invesco California AMT-Free Municipal Bond ETF (PWZ)	Invesco CEF Income Composite ETF (PCEF)	Invesco Fundamental High Yield® Corporate Bond ETF (PHB)	Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)
Assets:
Unaffiliated investments in securities, at value(a)	$524,175,342	$558,873,001	$717,408,591	$731,599,320	$29,082,870
Affiliated investments in securities, at value	5,427,151	-	37,930,119	208,867,607	5,147,311
Cash	1,543	2,636,891	-	-	-
Deposits with brokers:
Cash segregated as collateral	311,797	-	-	-	-
Receivable for:
Dividends and interest	872,567	5,407,462	1,470,874	10,772,866	293,851
Securities lending	2,697	-	436,737	121,078	777
Investments sold	-	3,528,111	-	7,006,698	450,203
Fund shares sold	57,019	-	-	-	-
Foreign tax reclaims	-	-	-	-	-
Other assets	-	-	-	-	-

Total assets	530,848,116	570,445,465	757,246,321	958,367,569	34,975,012

Liabilities:
Due to custodian	-	-	1,315,292	151,577	45
Payable for:
Investments purchased	57,018	-	-	1,392,669	453,734
Collateral upon return of securities loaned	5,380,587	-	27,751,132	208,856,683	5,146,594
Collateral upon receipt of securities in-kind	311,797	-	-	-	-
Fund shares repurchased	-	3,648,003	-	5,150,737	-
Accrued unitary management fees	112,145	140,949	320,871	334,639	5,567
Accrued expenses	-	-	-	643	-
Accrued tax expenses	-	-	-	137	-

Total liabilities	5,861,547	3,788,952	29,387,295	215,887,085	5,605,940

Net Assets	$524,986,569	$566,656,513	$727,859,026	$742,480,484	$29,369,072

Net assets consist of:
Shares of beneficial interest	$596,263,544	$609,816,071	$844,699,005	$868,129,005	$32,210,361
Distributable earnings (loss)	(71,276,975)	(43,159,558)	(116,839,979)	(125,648,521)	(2,841,289)

Net Assets	$524,986,569	$566,656,513	$727,859,026	$742,480,484	$29,369,072

Shares outstanding (unlimited amount authorized, $0.01 par value)	17,070,000	23,300,000	37,060,000	43,300,000	1,250,000
Net asset value	$30.75	$24.32	$19.64	$17.15	$23.50

Market price	$30.65	$24.23	$19.63	$17.07	$23.43

Unaffiliated investments in securities, at cost	$593,587,821	$601,727,339	$782,976,789	$813,525,851	$31,765,970

Affiliated investments in securities, at cost	$5,427,066	$-	$37,962,238	$208,856,683	$5,147,016

(a) Includes securities on loan with an aggregate value of:	$5,255,204	$-	$26,962,018	$200,076,969	$4,888,070

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

Invesco National AMT-Free Municipal Bond ETF (PZA)	Invesco New York AMT-Free Municipal Bond ETF (PZT)	Invesco Preferred ETF (PGX)	Invesco Taxable Municipal Bond ETF (BAB)	Invesco Treasury Collateral ETF (CLTL)	Invesco Variable Rate Preferred ETF (VRP)	Invesco VRDO Tax- Free ETF (PVI)

$1,964,025,982	$111,927,960	$5,408,537,951	$1,816,966,071	$827,127,929	$1,871,855,347	$62,680,000
-	-	182,592,620	29,365,372	112,449	88,823,838	-
12,085,514	1,947,060	-	-	-	19,634	716,144

-	-	6,639	-	-	97,906	-

21,373,451	1,290,900	37,444,758	18,963,992	776,547	22,554,254	86,430
-	-	745,701	-	-	142,723	-
11,649,806	-	84,930,999	3,919,799	195,613,081	18,574,233	-
-	-	1,236,878	-	-	93,257	-
-	-	5,103	-	-	-	-
-	-	375	-	-	-	84

2,009,134,753	115,165,920	5,715,501,024	1,869,215,234	1,023,630,006	2,002,161,192	63,482,658

-	-	15,134,826	-	-	-	-

15,271,850	-	72,871,222	28,000,000	198,709,242	22,084,490	-
-	-	182,582,554	-	-	87,946,248	-
-	-	6,639	-	-	97,906	-
9,447,740	-	14,860,258	4,110,756	-	-	-
489,004	27,288	2,428,526	438,424	58,465	818,683	13,475
-	-	-	-	-	4,139	-
-	-	-	-	-	580	-

25,208,594	27,288	287,884,025	32,549,180	198,767,707	110,952,046	13,475

$1,983,926,159	$115,138,632	$5,427,616,999	$1,836,666,054	$824,862,299	$1,891,209,146	$63,469,183

$2,195,616,008	$125,848,923	$6,699,715,920	$2,057,953,542	$825,915,945	$2,136,721,273	$63,436,377
(211,689,849)	(10,710,291)	(1,272,098,921)	(221,287,488)	(1,053,646)	(245,512,127)	32,806

$1,983,926,159	$115,138,632	$5,427,616,999	$1,836,666,054	$824,862,299	$1,891,209,146	$63,469,183

85,150,000	5,150,000	438,800,000	67,350,000	7,820,001	82,600,000	2,550,000
$23.30	$22.36	$12.37	$27.27	$105.48	$22.90	$24.89

$23.26	$22.36	$12.37	$27.24	$105.51	$22.86	$24.89

$2,166,548,201	$122,535,614	$6,430,571,937	$2,031,144,564	$828,338,090	$2,067,906,029	$62,680,000

$-	$-	$182,582,554	$29,365,372	$112,449	$88,820,798	$-

$-	$-	$175,469,521	$-	$-	$84,784,999	$-

117

Statements of Operations

For the year ended August 31, 2022

	Invesco 1-30 Laddered Treasury ETF (PLW)	Invesco California AMT-Free Municipal Bond ETF (PWZ)	Invesco CEF Income Composite ETF (PCEF)	Invesco Fundamental High Yield® Corporate Bond ETF (PHB)	Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

Investment income:
Unaffiliated interest income	$8,021,001	$14,811,340	$-	$31,753,027	$988,453
Unaffiliated dividend income	-	-	43,085,512	-	-
Affiliated dividend income	1,653	-	822,880	20,293	310
Securities lending income, net	36,886	-	2,986,769	848,263	7,589
Foreign withholding tax	-	-	-	-	-

Total investment income	8,059,540	14,811,340	46,895,161	32,621,583	996,352

Expenses:
Unitary management fees	1,106,980	1,637,753	4,241,535	4,309,043	89,327
Tax expenses	71	69	-	647	132

Total expenses	1,107,051	1,637,822	4,241,535	4,309,690	89,459

Less: Waivers	(128)	-	(160)	(1,444)	(32)

Net expenses	1,106,923	1,637,822	4,241,375	4,308,246	89,427

Net investment income	6,952,617	13,173,518	42,653,786	28,313,337	906,925

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(2,660,974)	11,305	1,929,564	(4,830,051)	(119,067)
Affiliated investment securities	(18,111)	-	49,832	(79,751)	(2,208)
Unaffiliated in-kind redemptions	(1,327,698)	(7,223,722)	17,623,999	(1,124,893)	(287,863)
Affiliated in-kind redemptions	-	-	118,508	-	-
Distributions of underlying fund shares	-	-	2,254,498	-	-

Net realized gain (loss)	(4,006,783)	(7,212,417)	21,976,401	(6,034,695)	(409,138)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(76,527,457)	(77,560,004)	(196,992,012)	(110,404,737)	(4,828,132)
Affiliated investment securities	85	-	(1,748,535)	10,922	295

Change in net unrealized appreciation (depreciation)	(76,527,372)	(77,560,004)	(198,740,547)	(110,393,815)	(4,827,837)

Net realized and unrealized gain (loss)	(80,534,155)	(84,772,421)	(176,764,146)	(116,428,510)	(5,236,975)

Net increase (decrease) in net assets resulting from operations	$(73,581,538)	$(71,598,903)	$(134,110,360)	$(88,115,173)	$(4,330,050)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

118

Invesco National AMT-Free Municipal Bond ETF (PZA)	Invesco New York AMT-Free Municipal Bond ETF (PZT)	Invesco Preferred ETF (PGX)	Invesco Taxable Municipal Bond ETF (BAB)	Invesco Treasury Collateral ETF (CLTL)	Invesco Variable Rate Preferred ETF (VRP)	Invesco VRDO Tax- Free ETF (PVI)

$62,239,281	$2,997,112	$-	$65,417,625	$3,930,860	$66,262,330	$252,524
-	-	358,117,194	-	-	24,899,606	-
-	-	96,818	84,061	749	19,289	-
-	-	5,949,663	-	-	1,881,007	-
-	-	(104,818)	-	-	-	-

62,239,281	2,997,112	364,058,857	65,501,686	3,931,609	93,062,232	252,524

6,460,156	316,675	33,041,418	6,002,972	565,124	9,876,152	134,505
108	-	75	-	-	714	85

6,460,264	316,675	33,041,493	6,002,972	565,124	9,876,866	134,590

-	-	(7,244)	(5,640)	(36)	(1,704)	-

6,460,264	316,675	33,034,249	5,997,332	565,088	9,875,162	134,590

55,779,017	2,680,437	331,024,608	59,504,354	3,366,521	83,187,070	117,934

(183,780)	(114,631)	(28,909,053)	(2,056,482)	(538,374)	(7,917,311)	-
-	-	(43,340)	-	-	(34,534)	-
(5,384,744)	383,644	(58,622,535)	(35,979,749)	(26,943)	(5,904,120)	-
-	-	-	-	-	-	-
-	-	-	-	-	-	-

(5,568,524)	269,013	(87,574,928)	(38,036,231)	(565,317)	(13,855,965)	-

(348,902,790)	(17,648,223)	(1,250,676,704)	(401,150,677)	(1,220,760)	(255,371,125)	-
-	-	10,065	-	-	3,039	-

(348,902,790)	(17,648,223)	(1,250,666,639)	(401,150,677)	(1,220,760)	(255,368,086)	-

(354,471,314)	(17,379,210)	(1,338,241,567)	(439,186,908)	(1,786,077)	(269,224,051)	-

$(298,692,297)	$(14,698,773)	$(1,007,216,959)	$(379,682,554)	$1,580,444	$(186,036,981)	$117,934

119

Statements of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	Invesco 1-30 Laddered Treasury ETF (PLW)		Invesco California AMT-Free Municipal Bond ETF (PWZ)
	2022	2021	2022	2021
Operations:
Net investment income	$6,952,617	$2,790,614	$13,173,518	$11,100,900
Net realized gain (loss)	(4,006,783)	(1,694,506)	(7,212,417)	1,527,065
Change in net unrealized appreciation (depreciation)	(76,527,372)	7,884,570	(77,560,004)	5,397,337

Net increase (decrease) in net assets resulting from operations	(73,581,538)	8,980,678	(71,598,903)	18,025,302

Distributions to Shareholders from:
Distributable earnings	(6,811,810)	(2,682,466)	(13,116,870)	(11,220,195)

Shareholder Transactions:
Proceeds from shares sold	292,247,963	353,892,212	316,170,686	72,527,679
Value of shares repurchased	(101,702,826)	(149,258,739)	(184,993,863)	(11,222,042)
Transaction fees	-	-	167,164	-

Net increase (decrease) in net assets resulting from share transactions	190,545,137	204,633,473	131,343,987	61,305,637

Net increase (decrease) in net assets	110,151,789	210,931,685	46,628,214	68,110,744

Net assets:
Beginning of year	414,834,780	203,903,095	520,028,299	451,917,555

End of year	$524,986,569	$414,834,780	$566,656,513	$520,028,299

Changes in Shares Outstanding:
Shares sold	8,920,000	9,960,000	12,100,000	2,600,000
Shares repurchased	(3,050,000)	(3,960,000)	(7,350,000)	(400,000)
Shares outstanding, beginning of year	11,200,000	5,200,000	18,550,000	16,350,000

Shares outstanding, end of year	17,070,000	11,200,000	23,300,000	18,550,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

120

Invesco CEF Income Composite ETF (PCEF)		Invesco Fundamental High Yield® Corporate Bond (PHB)		Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)		Invesco National AMT-Free Municipal Bond ETF (PZA)

2022	2021	2022	2021	2022	2021	2022	2021

$42,653,786	$35,658,328	$28,313,337	$28,236,350	$906,925	$1,205,417	$55,779,017	$54,382,367
21,976,401	1,722,711	(6,034,695)	23,039,225	(409,138)	1,357,944	(5,568,524)	13,679,171
(198,740,547)	154,563,311	(110,393,815)	8,186,363	(4,827,837)	(1,886,306)	(348,902,790)	17,827,087

(134,110,360)	191,944,350	(88,115,173)	59,461,938	(4,330,050)	677,055	(298,692,297)	85,888,625

(61,183,888)	(59,175,022)	(27,650,176)	(28,762,385)	(1,402,413)	(1,429,402)	(55,215,531)	(55,254,764)

111,602,774	121,889,954	437,180,445	433,207,647	-	2,726,112	292,331,443	398,255,223
(144,003,993)	(55,211,235)	(413,569,379)	(387,083,174)	(17,604,857)	(12,297,046)	(424,957,734)	(635,680,642)
-	-	-	-	-	-	91,939	6,623

(32,401,219)	66,678,719	23,611,066	46,124,473	(17,604,857)	(9,570,934)	(132,534,352)	(237,418,796)

(227,695,467)	199,448,047	(92,154,283)	76,824,026	(23,337,320)	(10,323,281)	(486,442,180)	(206,784,935)

955,554,493	756,106,446	834,634,767	757,810,741	52,706,392	63,029,673	2,470,368,339	2,677,153,274

$727,859,026	$955,554,493	$742,480,484	$834,634,767	$29,369,072	$52,706,392	$1,983,926,159	$2,470,368,339

4,940,000	5,160,000	23,200,000	22,600,000	-	100,000	11,400,000	14,700,000
(6,710,000)	(2,480,000)	(22,500,000)	(20,100,000)	(700,000)	(450,000)	(17,100,000)	(23,950,000)
38,830,000	36,150,000	42,600,000	40,100,000	1,950,000	2,300,000	90,850,000	100,100,000

37,060,000	38,830,000	43,300,000	42,600,000	1,250,000	1,950,000	85,150,000	90,850,000

121

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2022 and 2021

	Invesco New York AMT-Free Municipal Bond ETF (PZT)		Invesco Preferred ETF (PGX)
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$2,680,437	$2,610,885	$331,024,608	$336,208,810
Net realized gain (loss)	269,013	1,060,070	(87,574,928)	(34,724,575)
Change in net unrealized appreciation (depreciation)	(17,648,223)	1,685,253	(1,250,666,639)	136,273,005

Net increase (decrease) in net assets resulting from operations	(14,698,773)	5,356,208	(1,007,216,959)	437,757,240

Distributions to Shareholders from:
Distributable earnings	(3,228,725)	(2,676,754)	(329,297,652)	(339,184,665)

Shareholder Transactions:
Proceeds from shares sold	19,745,147	19,506,459	563,220,718	1,574,794,822
Value of shares repurchased	(7,693,691)	-	(1,258,333,969)	(475,078,866)
Transaction fees	-	-	-	-

Net increase (decrease) in net assets resulting from share transactions	12,051,456	19,506,459	(695,113,251)	1,099,715,956

Net increase (decrease) in net assets	(5,876,042)	22,185,913	(2,031,627,862)	1,198,288,531

Net assets:
Beginning of year	121,014,674	98,828,761	7,459,244,861	6,260,956,330

End of year	$115,138,632	$121,014,674	$5,427,616,999	$7,459,244,861

Changes in Shares Outstanding:
Shares sold	850,000	750,000	39,950,000	104,500,000
Shares repurchased	(300,000)	-	(94,850,000)	(32,100,000)
Shares outstanding, beginning of year	4,600,000	3,850,000	493,700,000	421,300,000

Shares outstanding, end of year	5,150,000	4,600,000	438,800,000	493,700,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

122

Invesco Taxable Municipal Bond ETF (BAB)		Invesco Treasury Collateral ETF (CLTL)		Invesco Variable Rate Preferred ETF (VRP)		Invesco VRDO Tax-Free ETF ETF (PVI)

2022	2021	2022	2021	2022	2021	2022	2021

$59,504,354	$58,649,008	$3,366,521	$704,212	$83,187,070	$66,080,195	$117,934	$(91,178)
(38,036,231)	(640,194)	(565,317)	190,885	(13,855,965)	882,622	-	1
(401,150,677)	11,250,834	(1,220,760)	(639,820)	(255,368,086)	81,713,866	-	-

(379,682,554)	69,259,648	1,580,444	255,277	(186,036,981)	148,676,683	117,934	(91,177)

(59,550,150)	(59,063,700)	(2,779,153)	(1,087,282)	(94,506,497)	(68,866,675)	(85,128)	(215)

335,942,885	448,831,007	412,742,381	140,601,442	371,674,908	454,090,463	27,351,001	2,491,033
(426,510,826)	(99,412,075)	(254,486,811)	(410,133,506)	(130,346,472)	(76,283,727)	(12,432,229)	(3,737,464)
991,060	-	-	-	-	-	-	-

(89,576,881)	349,418,932	158,255,570	(269,532,064)	241,328,436	377,806,736	14,918,772	(1,246,431)

(528,809,585)	359,614,880	157,056,861	(270,364,069)	(39,215,042)	457,616,744	14,951,578	(1,337,823)

2,365,475,639	2,005,860,759	667,805,438	938,169,507	1,930,424,188	1,472,807,444	48,517,605	49,855,428

$1,836,666,054	$2,365,475,639	$824,862,299	$667,805,438	$1,891,209,146	$1,930,424,188	$63,469,183	$48,517,605

10,900,000	13,500,000	3,910,000	1,330,000	14,800,000	17,400,000	1,100,000	100,000
(14,050,000)	(3,050,000)	(2,410,000)	(3,880,000)	(5,600,000)	(3,000,000)	(500,000)	(150,000)
70,500,000	60,050,000	6,320,001	8,870,001	73,400,000	59,000,000	1,950,000	2,000,000

67,350,000	70,500,000	7,820,001	6,320,001	82,600,000	73,400,000	2,550,000	1,950,000

123

Financial Highlights

Invesco 1-30 Laddered Treasury ETF (PLW)

	Years Ended August 31,					Ten Months Ended August 31,		Year Ended October 31,
	2022	2021	2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$37.04	$39.21	$36.19	$31.68		$32.59		$33.81

Net investment income(a)	0.53	0.41	0.47	0.69		0.57		0.66
Net realized and unrealized gain (loss) on investments	(6.31)	(2.21)	3.04	4.51		(0.91)		(1.22)

Total from investment operations	(5.78)	(1.80)	3.51	5.20		(0.34)		(0.56)

Distributions to shareholders from:
Net investment income	(0.51)	(0.37)	(0.49)	(0.69)		(0.57)		(0.66)

Net asset value at end of period	$30.75	$37.04	$39.21	$36.19		$31.68		$32.59

Market price at end of period(b)	$30.65	$37.04	$39.14	$36.23		$31.64		$32.59

Net Asset Value Total Return(c)	(15.71)%	(4.60)%	9.82%	16.71%		(1.04)%		(1.63)%
Market Price Total Return(c)	(15.99)%	(4.43)%	9.50%	16.98%		(1.17)%		(1.72)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$524,987	$414,835	$203,903	$179,124		$153,634		$187,393
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.26	%(d)	0.25	%(e)	0.25%
Net investment income	1.57%	1.12%	1.25%	2.13	%(d)	2.13	%(e)	2.02%
Portfolio turnover rate(f)	5%	3%	9%	5%		5%		5%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

124

Financial Highlights–(continued)

Invesco California AMT-Free Municipal Bond ETF (PWZ)

	Years Ended August 31,				Ten Months Ended August 31,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$28.03	$27.64	$27.62	$25.86	$26.09		$26.15

Net investment income(a)	0.59	0.64	0.67	0.67	0.54		0.65
Net realized and unrealized gain (loss) on investments	(3.72)	0.40	0.02	1.76	(0.23)		(0.07)

Total from investment operations	(3.13)	1.04	0.69	2.43	0.31		0.58

Distributions to shareholders from:
Net investment income	(0.59)	(0.65)	(0.67)	(0.67)	(0.53)		(0.65)
Return of capital	-	-	-	-	(0.01)		(0.01)

Total distributions	(0.59)	(0.65)	(0.67)	(0.67)	(0.54)		(0.66)

Transaction fees(a)	0.01	-	0.00 (b)	0.00 (b)	0.00	(b)	0.02

Net asset value at end of period	$24.32	$28.03	$27.64	$27.62	$25.86		$26.09

Market price at end of period(c)	$24.23	$28.05	$27.58	$27.62	$25.83		$26.08

Net Asset Value Total Return(d)	(11.28)%	3.80%	2.56%	9.58%	1.22%		2.36%
Market Price Total Return(d)	(11.66)%	4.10%	2.34%	9.70%	1.15%		2.08%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$566,657	$520,028	$451,918	$346,602	$250,796		$237,413
Ratio to average net assets of:
Expenses	0.28%	0.28%	0.28%	0.28%	0.28	%(e)	0.28%
Net investment income	2.25%	2.31%	2.46%	2.55%	2.49	%(e)	2.52%
Portfolio turnover rate(f)	3%	7%	12%	13%	6%		24%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

125

Financial Highlights–(continued)

Invesco CEF Income Composite ETF (PCEF)

	Years Ended August 31,				Ten Months Ended August 31,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$24.61	$20.92	$22.35	$22.99	$23.96		$22.23

Net investment income(a)(b)	1.11	0.98	1.35	1.18	1.26		1.13
Net realized and unrealized gain (loss) on investments	(4.48)	4.33	(1.05)	(0.19)	(0.84)		2.28

Total from investment operations	(3.37)	5.31	0.30	0.99	0.42		3.41

Distributions to shareholders from:
Net investment income	(1.60)	(1.62)	(1.73)	(1.63)	(1.39)		(1.13)
Return of capital	-	-	-	-	-		(0.55)

Total distributions	(1.60)	(1.62)	(1.73)	(1.63)	(1.39)		(1.68)

Net asset value at end of period	$19.64	$24.61	$20.92	$22.35	$22.99		$23.96

Market price at end of period(c)	$19.63	$24.64	$20.91	$22.35	$23.01		$23.96

Net Asset Value Total Return(d)	(14.04)%	26.36%	1.84%	4.72%	1.85%		15.86%
Market Price Total Return(d)	(14.18)%	26.58%	1.80%	4.62%	1.94%		15.86%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$727,859	$955,554	$756,106	$760,959	$723,177		$703,177
Ratio to average net assets of:
Expenses(e)	0.50%	0.50%	0.50%	0.50%	0.50	%(f)	0.50%
Net investment income(b)	5.03%	4.30%	6.36%	5.35%	6.53	%(f)	4.85%
Portfolio turnover rate(g)	21%	25%	21%	20%	12%		15%

(a)	Based on average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

126

Financial Highlights–(continued)

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

	Years Ended August 31,				Ten Months Ended August 31,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$19.59	$18.90	$19.06	$18.56	$19.08		$18.79

Net investment income(a)	0.61	0.68	0.76	0.77	0.64		0.80
Net realized and unrealized gain (loss) on investments	(2.45)	0.71	(0.15)	0.51	(0.52)		0.29

Total from investment operations	(1.84)	1.39	0.61	1.28	0.12		1.09

Distributions to shareholders from:
Net investment income	(0.60)	(0.70)	(0.77)	(0.78)	(0.64)		(0.80)

Net asset value at end of period	$17.15	$19.59	$18.90	$19.06	$18.56		$19.08

Market price at end of period(b)	$17.07	$19.61	$18.89	$19.07	$18.55		$19.07

Net Asset Value Total Return(c)	(9.55)%	7.49%	3.38%	7.12%	0.70%		5.96%
Market Price Total Return(c)	(10.06)%	7.66%	3.28%	7.25%	0.70%		6.42%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$742,480	$834,635	$757,811	$760,546	$948,530		$1,197,922
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50	%(d)	0.50%
Net investment income	3.29%	3.55%	4.09%	4.18%	4.12	%(d)	4.23%
Portfolio turnover rate(e)	44%	32%	35%	17%	12%		9%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

127

Financial Highlights–(continued)

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

	Years Ended August 31,					Ten Months Ended August 31,		Year Ended October 31,
	2022	2021	2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$27.03	$27.40	$26.33	$24.80		$25.63		$25.85

Net investment income(a)	0.57	0.60	0.71	0.76		0.57		0.65
Net realized and unrealized gain (loss) on investments	(3.25)	(0.26)	1.07	1.53		(0.83)		(0.22)

Total from investment operations	(2.68)	0.34	1.78	2.29		(0.26)		0.43

Distributions to shareholders from:
Net investment income	(0.56)	(0.61)	(0.71)	(0.76)		(0.57)		(0.65)
Net realized gains	(0.29)	(0.10)	-	-		-		-
Return of capital	-	-	-	-		(0.00	)(b)	-

Total distributions	(0.85)	(0.71)	(0.71)	(0.76)		(0.57)		(0.65)

Net asset value at end of period	$23.50	$27.03	$27.40	$26.33		$24.80		$25.63

Market price at end of period(c)	$23.43	$27.04	$27.39	$26.31		$24.80		$25.62

Net Asset Value Total Return(d)	(10.10)%	1.25%	6.91%	9.45%		(1.01)%		1.73%
Market Price Total Return(d)	(10.39)%	1.34%	6.95%	9.36%		(0.98)%		1.61%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$29,369	$52,706	$63,030	$92,171		$106,620		$49,970
Ratio to average net assets of:
Expenses	0.22%	0.22%	0.22%	0.23	%(e)	0.22	%(f)	0.22%
Net investment income	2.23%	2.21%	2.68%	3.03	%(e)	2.77	%(f)	2.53%
Portfolio turnover rate(g)	30%	34%	36%	28%		24%		42%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

128

Financial Highlights–(continued)

Invesco National AMT-Free Municipal Bond ETF (PZA)

	Years Ended August 31,				Ten Months Ended August 31,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$27.19	$26.74	$26.76	$25.11	$25.58		$25.69

Net investment income(a)	0.62	0.63	0.68	0.76	0.65		0.77
Net realized and unrealized gain (loss) on investments	(3.90)	0.46	(0.02)	1.65	(0.46)		(0.11)

Total from investment operations	(3.28)	1.09	0.66	2.41	0.19		0.66

Distributions to shareholders from:
Net investment income	(0.61)	(0.64)	(0.69)	(0.76)	(0.66)		(0.78)

Transaction fees(a)	0.00 (b)	0.00 (b)	0.01	0.00 (b)	0.00	(b)	0.01

Net asset value at end of period	$23.30	$27.19	$26.74	$26.76	$25.11		$25.58

Market price at end of period(c)	$23.26	$27.21	$26.73	$26.80	$25.12		$25.55

Net Asset Value Total Return(d)	(12.21)%	4.11%	2.60%	9.83%	0.77%		2.70%
Market Price Total Return(d)	(12.42)%	4.23%	2.42%	9.96%	0.93%		2.25%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,983,926	$2,470,368	$2,677,153	$2,005,998	$1,659,981		$1,611,258
Ratio to average net assets of:
Expenses	0.28%	0.28%	0.28%	0.28%	0.28	%(e)	0.28%
Net investment income	2.42%	2.32%	2.59%	2.99%	3.10	%(e)	3.06%
Portfolio turnover rate(f)	4%	10%	15%	11%	8%		23%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

129

Financial Highlights–(continued)

Invesco New York AMT-Free Municipal Bond ETF (PZT)

	Years Ended August 31,					Ten Months Ended August 31,		Year Ended October 31,
	2022	2021	2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$26.31	$25.67	$25.68	$23.99		$24.47		$24.64

Net investment income(a)	0.58	0.61	0.67	0.69		0.58		0.73
Net realized and unrealized gain (loss) on investments	(3.83)	0.66	(0.01)	1.70		(0.47)		(0.17)

Total from investment operations	(3.25)	1.27	0.66	2.39		0.11		0.56

Distributions to shareholders from:
Net investment income	(0.58)	(0.63)	(0.67)	(0.70)		(0.59)		(0.73)
Net realized gains	(0.12)	-	-	-		-		-

Total distributions	(0.70)	(0.63)	(0.67)	(0.70)		(0.59)		(0.73)

Net asset value at end of period	$22.36	$26.31	$25.67	$25.68		$23.99		$24.47

Market price at end of period(b)	$22.36	$26.29	$25.73	$25.70		$23.92		$24.53

Net Asset Value Total Return(c)	(12.55)%	5.00%	2.66%	10.17%		0.46%		2.37%
Market Price Total Return(c)	(12.49)%	4.66%	2.83%	10.58%		(0.08)%		2.49%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$115,139	$121,015	$98,829	$79,601		$63,577		$66,061
Ratio to average net assets of:
Expenses	0.28%	0.28%	0.28%	0.29	%(d)	0.28	%(e)	0.28%
Net investment income	2.37%	2.35%	2.64%	2.84	%(d)	2.89	%(e)	3.01%
Portfolio turnover rate(f)	6%	15%	12%	11%		7%		22%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

130

Financial Highlights–(continued)

Invesco Preferred ETF (PGX)

	Years Ended August 31,								Ten Months Ended August 31,		Year Ended October 31,
	2022		2021		2020		2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$15.11		$14.86		$14.93		$14.60		$14.97		$14.96

Net investment income(a)	0.69		0.73		0.75		0.78		0.71		0.84
Net realized and unrealized gain (loss) on investments	(2.74)		0.26		(0.06)		0.36		(0.40)		0.02

Total from investment operations	(2.05)		0.99		0.69		1.14		0.31		0.86

Distributions to shareholders from:
Net investment income	(0.69)		(0.74)		(0.76)		(0.81)		(0.68)		(0.85)

Net asset value at end of period	$12.37		$15.11		$14.86		$14.93		$14.60		$14.97

Market price at end of period(b)	$12.37		$15.12		$14.91		$14.97		$14.62		$14.96

Net Asset Value Total Return(c)	(13.85)%		6.81%		4.98%		8.23%		2.18%		5.97%
Market Price Total Return(c)	(13.91)%		6.52%		5.04%		8.37%		2.39%		5.60%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$5,427,617		$7,459,245		$6,260,956		$5,352,615		$5,378,011		$5,333,535
Ratio to average net assets of:
Expenses	0.50	%(d)	0.50	%(d)	0.50	%(d)	0.50	%(d)	0.50	%(d)(e)	0.50%
Net investment income	5.01	%(d)	4.89	%(d)	5.20	%(d)	5.45	%(d)	5.83	%(d)(e)	5.66%
Portfolio turnover rate(f)	11%		25%		18%		15%		16%		10%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

131

Financial Highlights–(continued)

Invesco Taxable Municipal Bond ETF (BAB)

	Years Ended August 31,					Ten Months Ended August 31,		Year Ended October 31,
	2022	2021		2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$33.55	$33.40		$32.83	$29.66	$30.38		$30.68

Net investment income(a)	0.85	0.85		1.07	1.23	1.01		1.21
Net realized and unrealized gain (loss) on investments	(6.28)	0.16		0.58	3.14	(0.72)		(0.32)

Total from investment operations	(5.43)	1.01		1.65	4.37	0.29		0.89

Distributions to shareholders from:
Net investment income	(0.86)	(0.86)		(1.10)	(1.23)	(1.02)		(1.21)

Transaction fees(a)	0.01	-		0.02	0.03	0.01		0.02

Net asset value at end of period	$27.27	$33.55		$33.40	$32.83	$29.66		$30.38

Market price at end of period(b)	$27.24	$33.46		$33.41	$32.97	$29.51		$30.45

Net Asset Value Total Return(c)	(16.38)%	3.08%		5.28%	15.31%	1.02%		3.14%
Market Price Total Return(c)	(16.23)%	2.78%		4.88%	16.39%	0.29%		3.19%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,836,666	$2,365,476		$2,005,861	$1,308,223	$938,871		$972,235
Ratio to average net assets of:
Expenses, after Waivers	0.28%	0.28	%(d)	0.27%	0.28%	0.28	%(e)	0.28	%(d)
Expenses, prior to Waivers	0.28%	0.28	%(d)	0.28%	0.28%	0.28	%(e)	0.28	%(d)
Net investment income	2.78%	2.58	%(d)	3.32%	4.06%	4.06	%(e)	4.05	%(d)
Portfolio turnover rate(f)	3%	5%		18%	7%	4%		6%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended October 31, 2017, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

132

Financial Highlights–(continued)

Invesco Treasury Collateral ETF (CLTL)

	Years Ended August 31,				Ten Months Ended August 31,		For the Period January 10, 2017(a) Through October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$105.67	$105.77	$105.60	$105.48	$105.93		$105.35

Net investment income(b)	0.50	0.09	1.27	2.39	1.28		0.66
Net realized and unrealized gain (loss) on investments	(0.33)	(0.06)	0.37	0.16	0.00	(c)	(0.08)

Total from investment operations	0.17	0.03	1.64	2.55	1.28		0.58

Distributions to shareholders from:
Net investment income	(0.34)	(0.09)	(1.45)	(2.43)	(1.73)		-
Net realized gains	(0.02)	(0.04)	(0.02)	-	-		-

Total distributions	(0.36)	(0.13)	(1.47)	(2.43)	(1.73)		-

Net asset value at end of period	$105.48	$105.67	$105.77	$105.60	$105.48		$105.93

Market price at end of period(d)	$105.51	$105.68	$105.78	$105.62	$105.54		$105.94

Net Asset Value Total Return(e)	0.15%	0.03%	1.56%	2.44%	1.22%		0.55	%(f)
Market Price Total Return(e)	0.18%	0.04%	1.55%	2.41%	1.27%		0.56	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$824,862	$667,805	$938,170	$547,018	$468,323		$454,429
Ratio to average net assets of:
Expenses	0.08%	0.08%	0.08%	0.08%	0.08	%(g)	0.08	%(g)
Net investment income	0.48%	0.09%	1.20%	2.27%	1.45	%(g)	0.77	%(g)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (January 12, 2017, the first day of trading on the Exchange) to October 31, 2017 was 0.55%. The market price total return from Fund Inception to October 31, 2017 was 0.54%.

(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

133

Financial Highlights–(continued)

Invesco Variable Rate Preferred ETF (VRP)

	Years Ended August 31,				Ten Months Ended August 31,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$26.30	$24.96	$25.28	$25.14	$25.87		$25.33

Net investment income(a)	1.03	1.07	1.13	1.14	0.91		1.21
Net realized and unrealized gain (loss) on investments	(3.26)	1.38	(0.31)	0.33	(0.66)		0.56

Total from investment operations	(2.23)	2.45	0.82	1.47	0.25		1.77

Distributions to shareholders from:
Net investment income	(1.17)	(1.11)	(1.14)	(1.33)	(0.98)		(1.23)

Net asset value at end of period	$22.90	$26.30	$24.96	$25.28	$25.14		$25.87

Market price at end of period(b)	$22.86	$26.38	$25.01	$25.33	$25.11		$25.94

Net Asset Value Total Return(c)	(8.63)%	10.00%	3.48%	6.17%	1.01%		7.18%
Market Price Total Return(c)	(9.06)%	10.11%	3.51%	6.52%	0.62%		7.08%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,891,209	$1,930,424	$1,472,807	$1,529,601	$2,192,114		$1,890,954
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50	%(d)	0.50%
Net investment income	4.21%	4.14%	4.61%	4.63%	4.31	%(d)	4.72%
Portfolio turnover rate(e)	9%	15%	22%	13%	7%		4%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

134

Financial Highlights–(continued)

Invesco VRDO Tax-Free ETF (PVI)

	Years Ended August 31,								Ten Months Ended August 31,		Year Ended October 31,
	2022		2021		2020		2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$24.88		$24.93		$24.93		$24.93		$24.93		$24.93

Net investment income (loss)(a)	0.05		(0.05)		0.17		0.31		0.20		0.13
Net realized and unrealized gain (loss) on investments	(0.01	)(b)	0.00	(c)	(0.00	)(c)	-		-		(0.00	)(c)

Total from investment operations	0.04		(0.05)		0.17		0.31		0.20		0.13

Distributions to shareholders from:
Net investment income	(0.03)		(0.00	)(c)	(0.17)		(0.31)		(0.20)		(0.13)
Return of capital	-		-		-		-		-		(0.00	)(c)

Total distributions	(0.03)		(0.00	)(c)	(0.17)		(0.31)		(0.20)		(0.13)

Net asset value at end of period	$24.89		$24.88		$24.93		$24.93		$24.93		$24.93

Market price at end of period(d)	$24.89		$24.88		$24.93		$24.96		$24.93		$24.93

Net Asset Value Total Return(e)	0.17%		(0.20)%		0.69%		1.26%		0.82%		0.51%
Market Price Total Return(e)	0.17%		(0.20)%		0.58%		1.38%		0.82%		0.59%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$63,469		$48,518		$49,855		$57,338		$62,327		$83,512
Ratio to average net assets of:
Expenses	0.25%		0.25%		0.25%		0.26	%(f)	0.25	%(g)	0.25%
Net investment income (loss)	0.22%		(0.19)%		0.70%		1.25	%(f)	0.98	%(g)	0.51%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

135

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2022

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco 1-30 Laddered Treasury ETF (PLW)	“1-30 Laddered Treasury ETF”

Invesco California AMT-Free Municipal Bond ETF (PWZ)	“California AMT-Free Municipal Bond ETF”

Invesco CEF Income Composite ETF (PCEF)	“CEF Income Composite ETF”

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)	“Fundamental High Yield® Corporate Bond ETF”

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)	“Fundamental Investment Grade Corporate Bond ETF”

Invesco National AMT-Free Municipal Bond ETF (PZA)	“National AMT-Free Municipal Bond ETF”

Invesco New York AMT-Free Municipal Bond ETF (PZT)	“New York AMT-Free Municipal Bond ETF”

Invesco Preferred ETF (PGX)	“Preferred ETF”

Invesco Taxable Municipal Bond ETF (BAB)	“Taxable Municipal Bond ETF”

Invesco Treasury Collateral ETF (CLTL)	“Treasury Collateral ETF”

Invesco Variable Rate Preferred ETF (VRP)	“Variable Rate Preferred ETF”

Invesco VRDO Tax-Free ETF (PVI)	“VRDO Tax-Free ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of 1-30 Laddered Treasury ETF, which are listed and traded on The Nasdaq Stock Market.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units of 1-30 Laddered Treasury ETF, CEF Income Composite ETF, Fundamental High Yield® Corporate Bond ETF, Fundamental Investment Grade Corporate Bond ETF, Preferred ETF, Treasury Collateral ETF and Variable Rate Preferred ETF are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Creation Units of California AMT-Free Municipal Bond ETF, National AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF, Taxable Municipal Bond ETF and VRDO Tax-Free ETF are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

To provide enhanced daily liquidity, Treasury Collateral ETF determines its NAV twice each day, at 12:00 p.m. ET and 4:00 p.m. ET. The Fund provides same-day settlement for creation/redemption trades in the primary market for any trades placed before the initial daily NAV strike.

CEF Income Composite ETF is a “fund of funds,” in that it invests in other funds (“Underlying Funds”). Each Underlying Fund’s accounting policies are outlined in that Underlying Fund’s financial statements and are publicly available.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

1-30 Laddered Treasury ETF	Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index

California AMT-Free Municipal Bond ETF	ICE BofA California Long-Term Core Plus Municipal Securities Index

CEF Income Composite ETF	S-Network Composite Closed-End Fund IndexSM

Fundamental High Yield® Corporate Bond ETF	RAFI® Bonds U.S. High Yield 1-10 Index

Fundamental Investment Grade Corporate Bond ETF	RAFI® Bonds U.S. Investment Grade 1-10 Index

National AMT-Free Municipal Bond ETF	ICE BofA National Long-Term Core Plus Municipal Securities Index

New York AMT-Free Municipal Bond ETF	ICE BofA New York Long-Term Core Plus Municipal Securities Index

Preferred ETF	ICE BofA Core Plus Fixed Rate Preferred Securities Index

Taxable Municipal Bond ETF	ICE BofA US Taxable Municipal Securities Plus Index

Treasury Collateral ETF	ICE U.S. Treasury Short Bond Index

Variable Rate Preferred ETF	ICE Variable Rate Preferred & Hybrid Securities Index

VRDO Tax-Free ETF	ICE US Municipal AMT-Free VRDO Constrained Index

136

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A. Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value. Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

137

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in each Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s

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taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to Invesco Advisers, Inc. (the “Sub-Adviser”) for Treasury Collateral ETF and, for each Fund, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends

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received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the period September 14, 2021 through August 31, 2022, CEF Income Composite ETF, Preferred ETF and Variable Rate Preferred ETF had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by those Funds as listed below:

Amount
CEF Income Composite ETF	$196,768
Preferred ETF	325,462
Variable Rate Preferred ETF	69,602

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

ADR Risk. Certain Funds may invest in American depositary receipts (“ADRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase this risk.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

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Cash Transaction Risk. Most exchange-traded funds (“ETFs”) generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, certain Funds currently intend to effect creations and redemptions principally for cash, rather than principally in-kind, because of the nature of the Fund’s investments. As such, each Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, a Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of each Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between each Fund and conventional ETFs.

Changing Global Fixed-Income Market Conditions Risk. The historically low interest rate environment observed over the past several years was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. In recent years, the FRB and certain foreign central banks began “tapering” their quantitative easing programs, leading to fluctuations in the Federal Funds Rate and equivalent foreign rates. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing, before implementing several rounds of rate increases in 2022. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the FRB and foreign central banks or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may decline. Changes in FRB or foreign central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase a Fund’s portfolio turnover rate and transaction costs.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

Foreign Fixed-Income Investment Risk. For certain Funds, investments in fixed-income securities of non-U.S. issuers are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk, while also facing risks beyond those associated with investments in U.S. securities. For example, foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.

Fund of Funds Risk. Because CEF Income Composite ETF invests primarily in other funds, its investment performance largely depends on the investment performance of the Underlying Funds in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise its Underlying Index. In addition, at times, certain of the segments of the market represented by Underlying Funds in which the Fund invests may be out of favor and underperform other segments. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, while continuing to pay its own unitary management fee.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect

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supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

LIBOR Transition Risk. Certain Funds may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Funds and the instruments in which the Funds invest. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Funds invest that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Funds could result in losses to the Funds.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Mortgage-Backed and Asset-Backed Securities Risk. For certain Funds, investments in mortgage- and asset-backed securities are subject to call (prepayment) risk, reinvestment risk and extension risk. In addition, these securities are susceptible to an unexpectedly high rate of defaults on the mortgages held by a mortgage pool, which may adversely affect their value. The risk of such defaults depends on the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. For example, the risk of default generally is higher in the case of mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely mortgage payments.

Municipal Insurance Risk. A portion of the municipal securities that certain Funds hold may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in a Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Municipal Securities Risk. Certain Funds invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Because certain Funds issue and redeem Creation Units principally for cash, such Funds will incur higher costs in buying and selling securities than if they issued and redeemed Creation Units in-kind. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its

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corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because California AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF and Variable Rate Preferred ETF are non-diversified and can invest a greater portion of their respective assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Not a Money Market Fund. Treasury Collateral ETF is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, the Fund’s investments may be more susceptible than a money market fund’s investments to credit risk, interest rate risk, valuation risk and other risks relevant to the Fund’s investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, and it is possible for the Fund to lose money. The Fund does not seek to maintain a stable NAV of $1.00 per share.

Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If a Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received any income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities.

Risks of Investing in Closed-End Funds. For CEF Income Composite ETF, the shares of closed-end funds may trade at a discount or premium to, or at, their NAV. To the extent that the Fund invests a portion of its assets in closed-end funds, those assets will be subject to the risks of the closed-end fund’s portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the closed-end fund. The securities of closed-end funds in which the Fund may invest may be leveraged. As a result, the Fund may be exposed indirectly to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tax Risk. There is no guarantee that the income from certain Funds will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

U.S. Government Obligations Risk. Certain Funds may invest in U.S. government obligations issued or guaranteed by the U. S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U. S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair

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valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services, and for Treasury Collateral ETF, the oversight of the Sub-Adviser.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

1-30 Laddered Treasury ETF	0.25%

California AMT-Free Municipal Bond ETF	0.28%

CEF Income Composite ETF	0.50%

Fundamental High Yield® Corporate Bond ETF	0.50%

Fundamental Investment Grade Corporate Bond ETF	0.22%

National AMT-Free Municipal Bond ETF	0.28%

New York AMT-Free Municipal Bond ETF	0.28%

Preferred ETF	0.50%

Taxable Municipal Bond ETF	0.28%

Treasury Collateral ETF	0.08%

Variable Rate Preferred ETF	0.50%

VRDO Tax-Free ETF	0.25%

Through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2022, the Adviser waived fees for each Fund in the following amounts:

1-30 Laddered Treasury ETF	$128

California AMT-Free Municipal Bond ETF	-

CEF Income Composite ETF	160

Fundamental High Yield® Corporate Bond ETF	1,444

Fundamental Investment Grade Corporate Bond ETF	32

National AMT-Free Municipal Bond ETF	-

New York AMT-Free Municipal Bond ETF	-

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Preferred ETF	$7,244

Taxable Municipal Bond ETF	5,640

Treasury Collateral ETF	36

Variable Rate Preferred ETF	1,704

VRDO Tax-Free ETF	-

For Treasury Collateral ETF, the Adviser has entered into a sub-advisory agreement with the Sub-Adviser. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at the annual rate of 40% of compensation paid to the Adviser from the Fund.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

1-30 Laddered Treasury ETF	Nasdaq, Inc.

California AMT-Free Municipal Bond ETF	ICE Data Indices, LLC

CEF Income Composite ETF	S-Network Global Indexes, LLC

Fundamental High Yield® Corporate Bond ETF	Research Affiliates®

Fundamental Investment Grade Corporate Bond ETF	Research Affiliates®

National AMT-Free Municipal Bond ETF	ICE Data Indices, LLC

New York AMT-Free Municipal Bond ETF	ICE Data Indices, LLC

Preferred ETF	ICE Data Indices, LLC

Taxable Municipal Bond ETF	ICE Data Indices, LLC

Treasury Collateral ETF	ICE Data Indices, LLC

Variable Rate Preferred ETF	ICE Data Indices, LLC

VRDO Tax-Free ETF	ICE Data Indices, LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2022, the following Fund incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Fund, as listed below:

CEF Income Composite ETF	$10,820

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Invesco ETF from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s current price, as provided for in these procedures.

For the fiscal year ended August 31, 2022, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains
Fundamental High Yield® Corporate Bond ETF	$ 2,088,400	$-	$-
Preferred ETF	30,270,506	-	-

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active

145

market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022, for each Fund (except for California AMT-Free Municipal Bond ETF, Fundamental High Yield® Corporate Bond ETF, National AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF and VRDO Tax-Free ETF). As of August 31, 2022, all of the securities in California AMT-Free Municipal Bond ETF, Fundamental High Yield® Corporate Bond ETF, National AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF and VRDO Tax-Free ETF were valued based on Level 2 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

1-30 Laddered Treasury ETF

Investments in Securities

U.S. Treasury Securities	$-	$524,175,342	$-	$524,175,342

Money Market Funds	46,479	5,380,672	-	5,427,151

Total Investments	$46,479	$529,556,014	$-	$529,602,493

CEF Income Composite ETF

Investments in Securities

Closed-End Funds	$727,585,698	$-	$-	$727,585,698

Money Market Funds	-	27,753,012	-	27,753,012

Total Investments	$727,585,698	$27,753,012	$-	$755,338,710

Fundamental Investment Grade Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$29,082,870	$-	$29,082,870

Money Market Funds	422	5,146,889	-	5,147,311

Total Investments	$422	$34,229,759	$-	$34,230,181

Preferred ETF

Investments in Securities

Preferred Stocks	$5,397,615,848	$10,922,103	$-	$5,408,537,951

Money Market Funds	-	182,592,620	-	182,592,620

Total Investments	$5,397,615,848	$193,514,723	$-	$5,591,130,571

Taxable Municipal Bond ETF

Investments in Securities

Municipal Obligations	$-	$1,782,621,776	$-	$1,782,621,776

U.S. Dollar Denominated Bonds & Notes	-	34,344,295	-	34,344,295
Money Market Funds	29,365,372	-	-	29,365,372

Total Investments	$29,365,372	$1,816,966,071	$-	$1,846,331,443

Treasury Collateral ETF

Investments in Securities

U.S. Treasury Securities	$-	$827,127,929	$-	$827,127,929

Money Market Funds	112,449	-	-	112,449

Total Investments	$112,449	$827,127,929	$-	$827,240,378

146

	Level 1	Level 2	Level 3	Total

Variable Rate Preferred ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$1,348,484,322	$-	$1,348,484,322

Preferred Stocks	399,996,803	123,359,327	14,895	523,371,025

Money Market Funds	874,550	87,949,288	-	88,823,838

Total Investments	$400,871,353	$1,559,792,937	$14,895	$1,960,679,185

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022			2021
		Ordinary			Ordinary
	Ordinary	Income-Tax-	Long-Term	Ordinary	Income-Tax-	Long-Term
	Income*	Exempt	Capital Gains	Income*	Exempt	Capital Gains

1-30 Laddered Treasury ETF	$6,811,810	$-	$-	$2,682,466	$-	$-

California AMT-Free Municipal Bond ETF	3,650	13,113,220	-	119,295	11,100,900	-

CEF Income Composite ETF	61,183,888	-	-	59,175,022	-	-

Fundamental High Yield® Corporate Bond ETF	27,650,176	-	-	28,762,385	-	-

Fundamental Investment Grade Corporate Bond ETF	961,214	-	441,199	1,218,394	-	211,008

National AMT-Free Municipal Bond ETF	4,334	55,211,197	-	872,397	54,382,367	-

New York AMT-Free Municipal Bond ETF	668	2,667,776	560,281	-	2,610,885	65,869

Preferred ETF	329,297,652	-	-	339,184,665	-	-

Taxable Municipal Bond ETF	59,550,150	-	-	59,063,700	-	-

Treasury Collateral ETF	2,779,153	-	-	1,087,282	-	-

Variable Rate Preferred ETF	94,506,497	-	-	68,866,675	-	-
VRDO Tax-Free ETF	-	85,128	-	215	-	-

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Post-October Capital Losses Deferrals	Shares of Beneficial Interest	Total Net Assets
1-30 Laddered Treasury ETF	$248,955	$-	$-	$(70,664,895)	$(861,035)	$-	$596,263,544	$524,986,569
California AMT-Free Municipal Bond ETF	-	56,648	-	(42,938,105)	(278,101)	-	609,816,071	566,656,513

CEF Income Composite ETF	-	-	-	(82,009,622)	(34,830,357)	-	844,699,005	727,859,026

Fundamental High Yield® Corporate Bond ETF	663,161	-	-	(82,987,269)	(43,324,413)	-	868,129,005	742,480,484

Fundamental Investment Grade Corporate Bond ETF	-	-	-	(2,684,864)	-	(156,425)	32,210,361	29,369,072

National AMT-Free Municipal Bond ETF	-	624,597	-	(202,583,331)	(9,731,115)	-	2,195,616,008	1,983,926,159

New York AMT-Free Municipal Bond ETF	-	11,993	-	(10,607,654)	(114,630)	-	125,848,923	115,138,632

Preferred ETF	9,627,459	-	(10,211,279)	(1,031,497,654)	(240,017,447)	-	6,699,715,920	5,427,616,999

Taxable Municipal Bond ETF	-	-	-	(214,178,493)	(7,108,995)	-	2,057,953,542	1,836,666,054
Treasury Collateral ETF	692,499	-	-	(1,210,473)	(535,672)	-	825,915,945	824,862,299

147

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Post-October Capital Losses Deferrals	Shares of Beneficial Interest	Total Net Assets
Variable Rate Preferred ETF	$7,989,158	$-	$(2,759,951)	$(213,599,664)	$(37,141,670)	$-	$2,136,721,273	$1,891,209,146
VRDO Tax-Free ETF	-	32,806	-	-	-	-	63,436,377	63,469,183

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of August 31, 2022, as follows:

	No expiration

	Short-Term	Long-Term	Total*

1-30 Laddered Treasury ETF	$299,079	$561,956	$861,035

California AMT-Free Municipal Bond ETF	255,013	23,088	278,101

CEF Income Composite ETF	13,045,822	21,784,535	34,830,357

Fundamental High Yield® Corporate Bond ETF	20,119,834	23,204,579	43,324,413

Fundamental Investment Grade Corporate Bond ETF	-	-	-

National AMT-Free Municipal Bond ETF	9,483,052	248,063	9,731,115

New York AMT-Free Municipal Bond ETF	107,109	7,521	114,630

Preferred ETF	38,016,412	202,001,035	240,017,447

Taxable Municipal Bond ETF	3,786,445	3,322,550	7,108,995

Treasury Collateral ETF	535,672	-	535,672

Variable Rate Preferred ETF	8,222,544	28,919,126	37,141,670

VRDO Tax-Free ETF	-	-	-

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended August 31, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

1-30 Laddered Treasury ETF	$-	$-

California AMT-Free Municipal Bond ETF	295,026,461	15,591,306

CEF Income Composite ETF	185,058,152	176,849,530

Fundamental High Yield® Corporate Bond ETF	371,673,137	372,890,416

Fundamental Investment Grade Corporate Bond ETF	12,021,436	12,172,773

National AMT-Free Municipal Bond ETF	387,251,551	100,774,019

New York AMT-Free Municipal Bond ETF	23,080,725	6,743,521

Preferred ETF	755,434,432	763,894,280

Taxable Municipal Bond ETF	346,012,980	65,492,954

Treasury Collateral ETF	-	-

Variable Rate Preferred ETF	244,072,868	172,488,093

VRDO Tax-Free ETF	-	-

For the fiscal year ended August 31, 2022, the cost of securities purchased and proceeds from sales of U.S. Government obligations (other than short-term securities, money market funds and in-kind transactions) were as follows:

	Purchases	Sales

1-30 Laddered Treasury ETF	$43,013,677	$23,351,788

Treasury Collateral ETF	-	-

148

For the fiscal year ended August 31, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales

1-30 Laddered Treasury ETF	$279,387,970	$97,784,257

California AMT-Free Municipal Bond ETF	28,593,586	168,408,149

CEF Income Composite ETF	108,431,808	140,644,334

Fundamental High Yield® Corporate Bond ETF	416,948,365	374,767,819

Fundamental Investment Grade Corporate Bond ETF	-	17,398,683

National AMT-Free Municipal Bond ETF	48,285,419	405,700,186

New York AMT-Free Municipal Bond ETF	946,078	5,614,812

Preferred ETF	538,864,210	1,222,547,066

Taxable Municipal Bond ETF	43,551,827	400,097,266

Treasury Collateral ETF	-	-

Variable Rate Preferred ETF	255,819,134	88,583,927

VRDO Tax-Free ETF	-	-

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of August 31, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

1-30 Laddered Treasury ETF	$ 85	$(70,664,980)	$(70,664,895)	$600,267,388

California AMT-Free Municipal Bond ETF	1,253,793	(44,191,898)	(42,938,105)	601,811,106

CEF Income Composite ETF	34,182,032	(116,191,654)	(82,009,622)	837,348,332

Fundamental High Yield® Corporate Bond ETF	86,009	(83,073,278)	(82,987,269)	1,023,454,196

Fundamental Investment Grade Corporate Bond ETF	3,129	(2,687,993)	(2,684,864)	36,915,045

National AMT-Free Municipal Bond ETF	5,933,932	(208,517,263)	(202,583,331)	2,166,609,313

New York AMT-Free Municipal Bond ETF	157,624	(10,765,278)	(10,607,654)	122,535,614

Preferred ETF	1,117,394	(1,032,615,048)	(1,031,497,654)	6,622,628,225

Taxable Municipal Bond ETF	18,942,250	(233,120,743)	(214,178,493)	2,060,509,936

Treasury Collateral ETF	1,592	(1,212,065)	(1,210,473)	828,450,851

Variable Rate Preferred ETF	786,953	(214,386,617)	(213,599,664)	2,174,278,849

VRDO Tax-Free ETF	-	-	-	62,680,000

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, registered investment company adjustments, taxable overdistributions, partnerships and hybrid securities, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2022, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

1-30 Laddered Treasury ETF	$-	$2,496,807	$(2,496,807)

California AMT-Free Municipal Bond ETF	-	7,223,722	(7,223,722)

CEF Income Composite ETF	18,530,102	(13,265,630)	(5,264,472)

Fundamental High Yield® Corporate Bond ETF	-	1,563,972	(1,563,972)

Fundamental Investment Grade Corporate Bond ETF	(8,512)	296,870	(288,358)

National AMT-Free Municipal Bond ETF	-	5,384,744	(5,384,744)

New York AMT-Free Municipal Bond ETF	(1,724)	(381,919)	383,643

Preferred ETF	7,575,806	54,423,297	(61,999,103)

Taxable Municipal Bond ETF	45,796	35,959,797	(36,005,593)

Treasury Collateral ETF	(896)	30,228	(29,332)

Variable Rate Preferred ETF	333,876	7,208,176	(7,542,052)

VRDO Tax-Free ETF	-	-	-

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NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. For 1-30 Laddered Treasury ETF, CEF Income Composite ETF, Fundamental High Yield® Corporate Bond ETF, Fundamental Investment Grade Corporate Bond ETF, Preferred ETF, Treasury Collateral ETF and Variable Rate Preferred ETF, such transactions are generally in exchange for Deposit Securities. However, for such Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. For California AMT-Free Municipal Bond ETF, National AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF, Taxable Municipal Bond ETF and VRDO Tax-Free ETF, such transactions are principally in exchange for the deposit or delivery of cash.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco CEF Income Composite ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco Taxable Municipal Bond ETF, Invesco Treasury Collateral ETF, Invesco Variable Rate Preferred ETF and Invesco VRDO Tax-Free ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco CEF Income Composite ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco Taxable Municipal Bond ETF, Invesco Treasury Collateral ETF, Invesco Variable Rate Preferred ETF and Invesco VRDO Tax-Free ETF (twelve of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 27, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

151

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

In addition to the fees and expenses which the Invesco CEF Income Composite ETF and Invesco Preferred ETF (collectively the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	March 1, 2022	August 31, 2022	Six-Month Period	Six-Month Period(1)

Invesco 1-30 Laddered Treasury ETF (PLW)

Actual	$1,000.00	$880.00	0.25%	$1.18

Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

Invesco California AMT-Free Municipal Bond ETF (PWZ)

Actual	1,000.00	916.40	0.28	1.35

Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43

152

Calculating your ongoing Fund expenses–(continued)

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	March 1, 2022	August 31, 2022	Six-Month Period	Six-Month Period(1)

Invesco CEF Income Composite ETF (PCEF)

Actual	$1,000.00	$932.50	0.50%	$2.44

Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

Actual	1,000.00	936.20	0.50	2.44

Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

Actual	1,000.00	938.30	0.22	1.07

Hypothetical (5% return before expenses)	1,000.00	1,024.10	0.22	1.12

Invesco National AMT-Free Municipal Bond ETF (PZA)

Actual	1,000.00	908.30	0.28	1.35

Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43

Invesco New York AMT-Free Municipal Bond ETF (PZT)

Actual	1,000.00	906.50	0.28	1.35

Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43

Invesco Preferred ETF (PGX)

Actual	1,000.00	930.10	0.50	2.43

Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

Invesco Taxable Municipal Bond ETF (BAB)

Actual	1,000.00	873.90	0.28	1.32

Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43

Invesco Treasury Collateral ETF (CLTL)

Actual	1,000.00	1,002.50	0.08	0.40

Hypothetical (5% return before expenses)	1,000.00	1,024.80	0.08	0.41

Invesco Variable Rate Preferred ETF (VRP)

Actual	1,000.00	956.20	0.50	2.47

Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

Invesco VRDO Tax-Free ETF (PVI)

Actual	1,000.00	1,002.50	0.25	1.26

Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

153

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended August 31, 2022:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Tax-Exempt Income*	Long Term Capital Gains	Qualified Short Term Gains
Invesco 1-30 Laddered Treasury ETF	0%	0%	0%	100%	100%	100%	0%	$-	$-
Invesco California AMT-Free Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	-	$-
Invesco CEF Income Composite ETF	0%	5%	0%	0%	0%	0%	0%	-	$-
Invesco Fundamental High Yield® Corporate Bond ETF	0%	0%	0%	0%	98%	95%	0%	-	$-
Invesco Fundamental Investment Grade Corporate Bond ETF	0%	0%	0%	0%	99%	97%	0%	441,199	$54,289
Invesco National AMT-Free Municipal Bond ETF	0%	0%	0%	0%	100%	0%	100%	-	$-
Invesco New York AMT-Free Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	560,281	$-
Invesco Preferred ETF	0%	66%	64%	0%	22%	22%	0%	-	$-
Invesco Taxable Municipal Bond ETF	0%	0%	0%	0%	100%	100%	0%	-	$-
Invesco Treasury Collateral ETF	0%	0%	0%	100%	100%	100%	0%	-	$105,131
Invesco Variable Rate Preferred ETF	0%	68%	63%	0%	19%	14%	0%	-	$-
Invesco VRDO Tax-Free ETF	0%	0%	0%	0%	0%	0%	100%	-	$-

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

154

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	230	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	230	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

155

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	230

Trustee, U.S. Naval

Academy Foundation

Athletic & Scholarship

Program (2010-

Present); formerly,

Trustee, certain funds

of the Oppenheimer

Funds complex

(2013-2019);

Advisory Board

Member, Maxwell

School of Citizenship

and Public Affairs of

Syracuse University

(2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

156

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	230	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

157

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	230	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	230	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

158

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	230	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

159

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	230	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	230	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

160

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	230	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

161

Trustees and Officers–(continued)

	Position(s)	Length of	Principal
Name, Address and Year of Birth	Held	Time	Occupation(s) During
of Executive Officers	with Trust	Served*	the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

162

Trustees and Officers–(continued)

	Position(s)	Length of	Principal
Name, Address and Year of Birth	Held	Time	Occupation(s) During
of Executive Officers	with Trust	Served*	the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

163

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

164

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 74 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF	Invesco Russell 1000 Low Beta Equal Weight ETF
Invesco California AMT-Free Municipal Bond ETF	Invesco S&P 500® Enhanced Value ETF
Invesco CEF Income Composite ETF	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF
Invesco China Technology ETF	Invesco S&P 500® High Beta ETF
Invesco DWA Developed Markets Momentum ETF	Invesco S&P 500® High Dividend Low Volatility ETF
Invesco DWA Emerging Markets Momentum ETF	Invesco S&P 500® Low Volatility ETF
Invesco DWA SmallCap Momentum ETF	Invesco S&P 500 Minimum Variance ETF
Invesco Emerging Markets Sovereign Debt ETF	Invesco S&P 500® Momentum ETF
Invesco FTSE International Low Beta Equal Weight ETF	Invesco S&P 500 Revenue ETF
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	Invesco S&P Emerging Markets Low Volatility ETF
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	Invesco S&P Emerging Markets Momentum ETF
Invesco FTSE RAFI Emerging Markets ETF	Invesco S&P International Developed High Dividend Low
Invesco Fundamental High Yield® Corporate Bond ETF	Volatility ETF
Invesco Fundamental Investment Grade Corporate Bond ETF	Invesco S&P International Developed Low Volatility ETF
Invesco Global Clean Energy ETF	Invesco S&P International Developed Momentum ETF
Invesco Global Short Term High Yield Bond ETF	Invesco S&P International Developed Quality ETF
Invesco Global Water ETF	Invesco S&P MidCap 400 Revenue ETF
Invesco International BuyBack Achievers™ ETF	Invesco S&P MidCap Low Volatility ETF
Invesco International Corporate Bond ETF	Invesco S&P SmallCap 600 Revenue ETF
Invesco KBW Bank ETF	Invesco S&P SmallCap Consumer Discretionary ETF
Invesco KBW High Dividend Yield Financial ETF	Invesco S&P SmallCap Consumer Staples ETF
Invesco KBW Premium Yield Equity REIT ETF	Invesco S&P SmallCap Energy ETF
Invesco KBW Property & Casualty Insurance ETF	Invesco S&P SmallCap Financials ETF
Invesco KBW Regional Banking ETF	Invesco S&P SmallCap Health Care ETF
Invesco MSCI Green Building ETF	Invesco S&P SmallCap High Dividend Low Volatility ETF
Invesco NASDAQ 100 ETF	Invesco S&P SmallCap Industrials ETF
Invesco NASDAQ Next Gen 100 ETF	Invesco S&P SmallCap Information Technology ETF
Invesco National AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Low Volatility ETF
Invesco New York AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Materials ETF
Invesco Preferred ETF	Invesco S&P SmallCap Quality ETF
Invesco PureBetaSM 0-5 Yr US TIPS ETF	Invesco S&P SmallCap Utilities & Communication Services
Invesco PureBetaSM FTSE Developed ex-North America ETF	ETF
Invesco PureBetaSM FTSE Emerging Markets ETF	Invesco S&P Ultra Dividend Revenue ETF
Invesco PureBetaSM MSCI USA ETF	Invesco Senior Loan ETF
Invesco PureBetaSM MSCI USA Small Cap ETF	Invesco Taxable Municipal Bond ETF
Invesco PureBetaSM US Aggregate Bond ETF	Invesco Treasury Collateral ETF
Invesco Russell 1000 Enhanced Equal Weight ETF	Invesco Variable Rate Preferred ETF
Invesco Russell 1000 Equal Weight ETF	Invesco VRDO Tax-Free ETF

Also at the April 6, 2022 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other

165

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year and since-inception periods for Invesco VRDO Tax-Free ETF and the one-year period for Invesco Treasury Collateral ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco VRDO Tax-Free ETF’s and Invesco Treasury Collateral ETF’s level of correlation to their respective underlying indexes. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with any draws on its line of credit), acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

•	0.04% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA ETF;

•	0.05% of the Fund’s average daily net assets for Invesco PureBetaSM US Aggregate Bond ETF;

•	0.06% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA Small Cap ETF;

•	0.07% of the Fund’s average daily net assets for Invesco PureBetaSM 0-5 Yr US TIPS ETF and Invesco PureBetaSM FTSE Developed ex-North America ETF;

•	0.08% of the Fund’s average daily net assets for Invesco Treasury Collateral ETF;

•	0.10% of the Fund’s average daily net assets for Invesco S&P 500 Minimum Variance ETF;

•	0.13% of the Fund’s average daily net assets for Invesco S&P 500 Enhanced Value ETF and Invesco S&P 500 Momentum ETF;

166

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

•	0.14% of the Fund’s average daily net assets for Invesco PureBetaSM FTSE Emerging Markets ETF;

•	0.15% of the Fund’s average daily net assets for Invesco NASDAQ 100 ETF and Invesco NASDAQ Next Gen 100 ETF;

•	0.20% of the Fund’s average daily net assets for Invesco Russell 1000 Equal Weight ETF;

•	0.22% of the Fund’s average daily net assets for Invesco Fundamental Investment Grade Corporate Bond ETF;

•

0.25% of the Fund’s average daily net assets for Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF and Invesco VRDO Tax-Free ETF;

•

0.28% of the Fund’s average daily net assets for Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco Taxable Municipal Bond ETF;

•

0.29% of the Fund’s average daily net assets for Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF and Invesco S&P SmallCap Utilities & Communication Services ETF;

•

0.30% of the Fund’s average daily net assets for Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF and Invesco S&P International Developed High Dividend Low Volatility ETF;

•

0.35% of the Fund’s average daily net assets for Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF and Invesco Russell 1000 Low Beta Equal Weight ETF;

•

0.39% of the Fund’s average daily net assets for Invesco MSCI Green Building ETF, Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF and Invesco S&P Ultra Dividend Revenue ETF;

•	0.45% of the Fund’s daily net assets for Invesco FTSE International Low Beta Equal Weight ETF and Invesco FTSE RAFI Developed Markets ex-U.S. ETF;

•	0.49% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF and Invesco FTSE RAFI Emerging Markets ETF;

•

0.50% of the Fund’s daily net assets for Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF and Invesco Variable Rate Preferred ETF;

•	0.55% of the Fund’s daily net assets for Invesco International BuyBack AchieversTM ETF;

•	0.60% of the Fund’s daily net assets for Invesco DWA SmallCap Momentum ETF;

•	0.65% of the Fund’s daily net assets for Invesco Senior Loan ETF;

•	0.70% of the Fund’s daily net assets for Invesco China Technology ETF;

•	0.75% of the Fund’s daily net assets for Invesco Global Clean Energy ETF and Invesco Global Water ETF;

•	0.80% of the Fund’s daily net assets for Invesco DWA Developed Markets Momentum ETF; and

•	0.90% of the Fund’s daily net assets for Invesco DWA Emerging Markets Momentum ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their

167

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco 1-30 Laddered Treasury ETF			X

Invesco California AMT-Free Municipal Bond ETF		N/A	X

Invesco CEF Income Composite ETF	X	N/A	X

Invesco China Technology ETF		N/A	X

Invesco DWA Developed Markets Momentum ETF			X

Invesco DWA Emerging Markets Momentum ETF			X

Invesco DWA SmallCap Momentum ETF			X

Invesco Emerging Markets Sovereign Debt ETF			X

Invesco FTSE International Low Beta Equal Weight ETF	X	X	X

Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF		X	X

Invesco FTSE RAFI Emerging Markets ETF	X		X

Invesco Fundamental High Yield® Corporate Bond ETF		X	X

Invesco Fundamental Investment Grade Corporate Bond ETF			X

Invesco Global Clean Energy ETF		X	X

Invesco Global Short Term High Yield Bond ETF	X	N/A	X

Invesco Global Water ETF		X	X

Invesco International BuyBack AchieversTM ETF			X

Invesco International Corporate Bond ETF			X

Invesco KBW Bank ETF	X		X

Invesco KBW High Dividend Yield Financial ETF	X		X

Invesco KBW Premium Yield Equity REIT ETF	X		X

Invesco KBW Property & Casualty Insurance ETF	X		X

Invesco KBW Regional Banking ETF	X		X

Invesco MSCI Green Building ETF		X	X

Invesco NASDAQ 100 ETF	X		X

Invesco NASDAQ Next Gen 100 ETF	X		X

Invesco National AMT-Free Municipal Bond ETF			X

Invesco New York AMT-Free Municipal Bond ETF		N/A	X

Invesco Preferred ETF		N/A	X

Invesco PureBetaSM 0-5 Yr US TIPS ETF	X		X

Invesco PureBetaSM FTSE Developed ex-North America ETF	X	X	X

Invesco PureBetaSM FTSE Emerging Markets ETF	X	X	X

Invesco PureBetaSM MSCI USA ETF	X	X	X

Invesco PureBetaSM MSCI USA Small Cap ETF	X	X	X

Invesco PureBetaSM US Aggregate Bond ETF	X	X	X

Invesco Russell 1000 Enhanced Equal Weight ETF			X

Invesco Russell 1000 Equal Weight ETF	X		X

Invesco Russell 1000 Low Beta Equal Weight ETF			X

Invesco S&P 500 Enhanced Value ETF	X	X	X

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X		X

Invesco S&P 500® High Beta ETF	X		X

Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X

168

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median*	Peer Median

Invesco S&P 500® Low Volatility ETF	X		X

Invesco S&P 500 Minimum Variance ETF	X	X	X

Invesco S&P 500 Momentum ETF	X	X	X

Invesco S&P 500 Revenue ETF			X

Invesco S&P Emerging Markets Low Volatility ETF	X		X

Invesco S&P Emerging Markets Momentum ETF	X		X

Invesco S&P International Developed High Dividend Low Volatility ETF	X	X	X

Invesco S&P International Developed Low Volatility ETF	X		X

Invesco S&P International Developed Momentum ETF	X	N/A	X

Invesco S&P International Developed Quality ETF	X	N/A	X

Invesco S&P MidCap 400 Revenue ETF			X

Invesco S&P MidCap Low Volatility ETF	X	X	X

Invesco S&P SmallCap 600 Revenue ETF		X	X

Invesco S&P SmallCap Consumer Discretionary ETF	X		X

Invesco S&P SmallCap Consumer Staples ETF	X		X

Invesco S&P SmallCap Energy ETF	X		X

Invesco S&P SmallCap Financials ETF	X		X

Invesco S&P SmallCap Health Care ETF	X		X

Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X

Invesco S&P SmallCap Industrials ETF	X		X

Invesco S&P SmallCap Information Technology ETF	X		X

Invesco S&P SmallCap Low Volatility ETF	X	X	X

Invesco S&P SmallCap Materials ETF	X		X

Invesco S&P SmallCap Quality ETF	X	X	X

Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X

Invesco S&P Ultra Dividend Revenue ETF		X	X

Invesco Senior Loan ETF	X	N/A	X

Invesco Taxable Municipal Bond ETF		N/A	X

Invesco Treasury Collateral ETF	X		X

Invesco Variable Rate Preferred ETF		X	X

Invesco VRDO Tax-Free ETF		N/A	X

*

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA Developed Markets Momentum ETF, Invesco Global Clean Energy ETF, Invesco International Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco VRDO Tax-Free ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

169

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Funds’ direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 6, 2022. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement. The Board reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

170

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 15 and April 6, 2022 Board meetings, and Invesco Advisers, Inc., in connection with the April 6, 2022 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rates for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF were reasonable in relation to the asset size of the Funds and concluded that the flat sub-advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Fund in an amount equal to the fees received by Invesco Advisers, Inc. on the Fund’s excess cash invested in the money market funds. The Trustees also noted the fees received by Invesco Advisers, Inc. in its capacity as the direct securities lending agent for the Invesco ETFs. The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, and that the Sub-Advisers generally do not use or generate soft-dollars with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST2-FINC-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders
August 31, 2022
RSPE	Invesco ESG S&P 500 Equal Weight ETF
USEQ	Invesco Russell 1000 Enhanced Equal Weight ETF
EQAL	Invesco Russell 1000 Equal Weight ETF
USLB	Invesco Russell 1000 Low Beta Equal Weight ETF

SPVU	Invesco S&P 500® Enhanced Value ETF

XRLV	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

SPHB	Invesco S&P 500® High Beta ETF

SPHD	Invesco S&P 500® High Dividend Low Volatility ETF

SPLV	Invesco S&P 500® Low Volatility ETF

SPMV	Invesco S&P 500 Minimum Variance ETF

SPMO	Invesco S&P 500® Momentum ETF

QVML	Invesco S&P 500 QVM Multi-factor ETF

QVMM	Invesco S&P MidCap 400 QVM Multi-factor ETF

XMLV	Invesco S&P MidCap Low Volatility ETF

QVMS	Invesco S&P SmallCap 600 QVM Multi-factor ETF

XSHD	Invesco S&P SmallCap High Dividend Low Volatility ETF

XSLV	Invesco S&P SmallCap Low Volatility ETF

XSHQ	Invesco S&P SmallCap Quality ETF

2

The Market Environment

Domestic Equity

The fiscal year began with increasing volatility and the US stock market saw a selloff through most of September due to increasing concerns of inflation resulting from a spike in oil prices and supply chain shortages causing rising costs. Despite the Consumer Price Index (CPI) increasing monthly from June through September 2021,1 the US Federal Reserve (the Fed) declined to raise interest rates at its September 2021 Federal Open Market Committee meeting.

Equity markets saw continued volatility in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose to nearly $85 per barrel in October,2 causing higher gas prices for consumers, and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.1 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.2 The CPI rose by another 7.9% for the 12 months ended February 2022 reaching a 40 year high.1 To combat inflation, the Fed raised the federal funds rate by a one-quarter percentage point in March.

As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix, reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued for much of the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 8.6% for the 12 months ended May 2022 reaching a 40 year high.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at Jackson Hole, Wyoming, an economic policy symposium, sparked a sharp selloff at month end. Due to declining energy prices, the CPI rose by 8.5% for the 12 months ending July,1 down slightly from June, but still at multi-decade highs and far above the Fed’s 2% annual inflation target. As a result, the Fed indicated that it would continue taking aggressive action to curb inflation, though such measures could “bring pain to households and businesses.” The remarks deflated investor optimism that the Fed would pause rate hikes in the second half of 2022 and increased the likelihood of a US recession. In this environment, US stocks had negative double-digit returns of (11.23)% for the fiscal year ended August 31, 2022, measured by the S&P 500 Index.4

[1]	Source: US Bureau of Labor Statistics
[2]	Source: Bloomberg LP
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

3

RSPE	Management’s Discussion of Fund Performance
Invesco ESG S&P 500 Equal Weight ETF (RSPE)

As an index fund, the Invesco ESG S&P 500 Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight ESG Leaders Select Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the equal weighted performance of securities included in the S&P 500® Equal Weight Index (the “Parent Index”) that also meet the Index Provider’s environmental, social and governance (“ESG”) criteria, while maintaining similar overall industry group weights as the Parent Index.

The Parent Index consists of all of the components of the S&P 500® Index. However, unlike that index, which employs a market capitalization weighted methodology, the Parent Index assigns each component security the same weight. Like the Parent Index, constituents of the Index are equally weighted. Companies that are included in the Parent Index are evaluated for inclusion in the Index based on multiple considerations.

Each constituent is assigned an “S&P DJI ESG score,” which is designed to measure a company’s financially material ESG factors. The analysis of whether a factor is financially material focuses on industry-specific business value drivers that contribute to company performance, utilizing quantitative and qualitative research and industry experience. The analysis incorporates historical correlation data and current industry conditions to identify which long-term economic, social or environmental factors are likely to have the most significant impact on a company’s business value drivers of growth, cost or risk, and ultimately, future financial performance. S&P DJI ESG scores are based on the S&P Global Corporate Sustainability Assessment (“CSA”), which is a questionnaire-based survey conducted annually that seeks to identify how well-equipped a company is to recognize and respond to emerging sustainability opportunities and challenges in the global market. S&P Global, an affiliate of the Index Provider, issues a CSA request each March to subject companies. The CSA uses custom industries, derived from Global Industry Classification Standard (“GICS®”), to analyze companies using industry-specific questionnaires. Companies provide up to 1,000 data points in response to the questionnaires which are used to score each company’s performance in relation to each specific ESG subject. If a company chooses not to actively participate in the assessment, it may be assessed based on publicly available information, including a company’s financial reports, press releases and other public statements, and other information available on the company’s website. Companies are ranked from highest to lowest according to their S&P DJI ESG scores, and the top 40% of constituents within each GICS® industry group generally are included in the Index.

In addition, the Index employs negative screens to exclude securities of companies with business activities that do not meet the eligibility criteria for the Index, regardless of a company’s S&P DJI ESG score. Companies classified as part of the GICS® Oil & Gas Storage & Transportation Sub-Industry Code are excluded from the eligible universe. Additional screens rely on information from Sustainalytics, a globally-recognized independent provider of ESG research, ratings, and data. The Index uses this information to screen for companies with certain business activities above the S&P DJI Level of Involvement Threshold or the S&P DJI Significant Ownership Threshold. These thresholds generally exclude from the Index companies that derive 0-25% or more of its revenues from, or that own 10% or more of another company that engages in, the following activities: Arctic oil & gas exploration; alcoholic beverages; assault weapons; cannabis production or distribution; controversial weapons; genetically modified plants and seeds; gambling; military contracting; nuclear power; oil and gas exploration, production, generation, refinement, transportation or storage; oil sands extraction; palm oil production and distribution; pesticides; riot control weapons; shale energy extraction; small arms; thermal coal; and tobacco.

The Index Provider also utilizes information from Arabesque S-RayTM to exclude poor performers in relation to the principles of the United Nations Global Compact (“UNGC”). The UNGC is an arrangement by which companies voluntarily and publicly commit to a set of principles drawn from key United Nations (“UN”) Conventions and Declarations. The principles of the UNGC represent a set of values that the UN believes responsible businesses should incorporate into their operations in order to meet fundamental responsibilities in the areas of human rights, labor, the environment, and anti-corruption. Arabesque S-RayTM is a global sustainability data provider that combines company-reported information and other data to analyze and score companies based on UNGC principles. Companies are ranked according to these Global Compact (“GC”) scores, and all companies with scores at or below the bottom 5% of the GC score universe are excluded from the Index.

During the fiscal period from the Fund’s inception (November 17, 2021, the first day of trading on the exchange) through August 31, 2022, on a market price basis, the Fund returned (13.57)%. On a net asset value (“NAV”) basis, the Fund returned (13.61)%. During the same time period, the Index returned (13.46)%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned (14.62)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on

4

Invesco ESG S&P 500 Equal Weight ETF (RSPE) (continued)

the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs ESG stock selection criteria and an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal period ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation to and the security selection within the communication services sector and the Fund’s overweight allocation to and security selection within the materials sector.

For the fiscal period ended August 31, 2022, the consumer staples sector contributed most significantly to the Fund’s return, followed by the utilities sector. The consumer discretionary sector detracted most significantly from the Fund’s performance during this period, followed by the information technology and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2022, included CF Industries Holdings, Inc., a materials company (portfolio average weight of 0.63%), and Mosaic Co., a materials company (portfolio average weight of 0.59%). Positions that detracted most significantly from the Fund’s return during this period included PVH Corp., a consumer discretionary company (portfolio average weight of 0.51%) and Stanley, Black & Decker, Inc., an industrials company (portfolio average weight of 0.50%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Information Technology	16.50
Industrials	15.81
Financials	14.49
Health Care	14.16
Consumer Discretionary	12.25
Consumer Staples	6.87
Real Estate	6.26
Materials	5.59
Communication Services	5.16
Utilities	2.83
Money Market Funds Plus Other Assets Less Liabilities	0.08

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Etsy, Inc.	0.71
Arista Networks, Inc.	0.66
Nasdaq, Inc.	0.66
CF Industries Holdings, Inc.	0.65
Keysight Technologies, Inc.	0.64
Motorola Solutions, Inc.	0.64
Trane Technologies PLC	0.64
General Mills, Inc.	0.63
W.W. Grainger, Inc.	0.63
Rockwell Automation, Inc.	0.63
Total	6.49

*	Excluding money market fund holdings.

5

Invesco ESG S&P 500 Equal Weight ETF (RSPE) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

Fund Inception Cumulative
Index
S&P 500® Equal Weight ESG Leaders Select Index	(13.46)%
S&P 500® Index	(14.62)
Fund
NAV Return	(13.61)
Market Price Return	(13.57)

Fund Inception: November 17, 2021

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.20% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

6

USEQ	Management’s Discussion of Fund Performance
Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)

As an index fund, the Invesco Russell 1000 Enhanced Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Russell 1000® Enhanced Value Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE Russell (“Russell” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of securities in the Russell 1000® Index (the “Russell 1000” or “Benchmark Index”) that exhibit upward price momentum and good relative valuation. The Index is a subset of the Russell 1000, which is designed to measure the performance of the large-cap segment of the U.S. equity market and consists of the stocks of the largest 1,000 U.S. companies by market capitalization.

The Index Provider selects constituent securities for the Index by applying a three-step screening process (based on a security’s earnings, valuation and momentum) to all securities in the Russell 1000. First, the Index Provider excludes securities with zero or negative earnings over the past 12 months. Second, the Index Provider screens for value stocks. Those securities with value scores in the bottom 10% are excluded. Third, the Index Provider screens for securities with greater positive price “momentum.” Stocks are ranked from highest to lowest by momentum measure over the last twelve months, excluding the most recent month, within each of 11 industries (as defined using the Industry Classification Benchmark) and stocks with momentum measures ranking in the bottom 10% of each industry are excluded. The remaining securities are included in the Index. Constituent securities in the Index are equally weighted. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (9.44)%. On a net asset value (“NAV”) basis, the Fund returned (9.47)%. During the same time period, the Index returned (9.16)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned (12.96)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the large-cap segment of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization. Further, the Index is a subset of the Benchmark Index, consisting of securities within the Benchmark Index that exhibit low beta characteristics.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the year can be primarily attributed to the underweight allocation to and security selection in the communication services and information technology sectors.

For the fiscal year ended August 31, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the utilities and consumer staples sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the industrials and health care sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022 included CF Industries Holdings, Inc., a materials company (portfolio average weight of 0.20%) and ConocoPhillips, an energy company (portfolio average weight of 0.18%). Positions that detracted most significantly from the Fund’s return included Wayfair, Inc., Class A, a consumer discretionary company (no longer held at fiscal year-end), and DISH Network Corp., Class A, a communication services company (portfolio average weight of 0.13%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Industrials	17.77
Financials	15.89
Consumer Discretionary	13.05
Information Technology	11.83
Health Care	9.88
Real Estate	6.91
Consumer Staples	6.65
Materials	6.60
Utilities	4.56
Energy	3.50
Communication Services	3.20
Money Market Funds Plus Other Assets Less Liabilities	0.16

7

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
EPAM Systems, Inc.	0.20
Dick’s Sporting Goods, Inc.	0.20
Erie Indemnity Co., Class A	0.20
BJ’s Wholesale Club Holdings, Inc.	0.20
Chipotle Mexican Grill, Inc.	0.19
H&R Block, Inc.	0.19
Clean Harbors, Inc.	0.19
Advanced Drainage Systems, Inc.	0.18
Acadia Healthcare Co., Inc.	0.18
Deckers Outdoor Corp.	0.18
Total	1.91

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Russell 1000® Enhanced Value Equal Weight Index	(9.16)%	9.14%	30.01%	8.34%	49.27%	8.14%	49.43%
Russell 1000® Index	(12.96)	12.14	41.01	11.61	73.16	11.56	75.33
Fund
NAV Return	(9.47)	8.88	29.08	8.07	47.41	7.87	47.52
Market Price Return	(9.44)	8.92	29.22	8.07	47.40	7.87	47.52

8

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ) (continued)

Fund Inception: July 13, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

9

EQAL	Management’s Discussion of Fund Performance
Invesco Russell 1000 Equal Weight ETF (EQAL)

As an index fund, the Invesco Russell 1000 Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Russell 1000® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE Russell (“Russell” or the “Index Provider”) compiles, maintains and calculates the Index which is designed to measure the performance of approximately 1,000 equally-weighted securities. The Index is comprised of all of the securities in the Russell 1000® Index (the “Russell 1000” or “Benchmark Index”), which is designed to measure the performance of the large-cap segment of the U.S. equity market and consists of the stocks of the largest 1,000 U.S. companies by market capitalization. The Index is constructed by applying a three-step process. First, the Index Provider assigns each component security of the Russell 1000 to an industry based on the Industry Classification Benchmark (the “ICB”) classification system. The ICB classification system is composed of 11 economic industries: basic materials, consumer discretionary, consumer staples, energy, financials, health care, industrials, real estate, technology, telecommunications and utilities. Second, once the component securities are assigned to an industry, the Index Provider allocates an equal weight to each industry and then assigns an equal weight to each constituent security within each industry. Third, the Index Provider then applies a “capacity screen” to the Index to eliminate securities of companies with limited “free float” (i.e., companies with a limited amount of shares publicly available in the market). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (8.86)%. On a net asset value (“NAV”) basis, the Fund returned (8.96)%. During the same time period, the Index returned (8.89)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the Benchmark Index returned (12.96)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the large-cap segment of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the materials sector and most underweight in the information technology sector during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the year can be attributed to the Fund’s overweight allocation to the energy and materials sectors.

For the fiscal year ended August 31, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the utilities sector. The communication services sector detracted most significantly from the Fund’s return, followed by the information technology and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Occidental Petroleum Corp., an energy company (portfolio average weight of 0.28%) and CF Industries Holdings Inc., a materials company (portfolio average weight of 0.28%). Positions that detracted most significantly from the Fund’s return included Roku Inc., Class A, a communication services company (portfolio average weight of 0.39%), and Altice USA, Inc., Class A, a communication services company (portfolio average weight of 0.41%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Information Technology	14.34
Industrials	10.35
Health Care	9.92
Financials	9.22
Materials	8.91
Consumer Staples	8.62
Real Estate	8.61
Utilities	8.56
Energy	7.98
Communication Services	6.68
Consumer Discretionary	6.68
Money Market Funds Plus Other Assets Less Liabilities	0.13

10

Invesco Russell 1000 Equal Weight ETF (EQAL) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Arista Networks, Inc.	0.56
Viasat, Inc.	0.52
Motorola Solutions, Inc.	0.52
Ubiquiti, Inc.	0.52
Ciena Corp.	0.50
T-Mobile US, Inc.	0.50
Frontier Communications Parent, Inc.	0.48
Altice USA, Inc., Class A	0.47
Lumentum Holdings, Inc.	0.45
Cisco Systems, Inc.	0.44
Total	4.96

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Russell 1000® Equal Weight Index	(8.89)%	11.78%	39.66%	9.59%	58.06%	8.59%	88.48%
Russell 1000® Index	(12.96)	12.14	41.01	11.61	73.16	10.59	116.76
Fund
NAV Return	(8.96)	11.67	39.27	9.46	57.12	8.43	86.32
Market Price Return	(8.86)	11.70	39.38	9.48	57.29	8.43	86.32

11

Invesco Russell 1000 Equal Weight ETF (EQAL) (continued)

Fund Inception: December 23, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.20% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

12

USLB	Management’s Discussion of Fund Performance
Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)

As an index fund, the Invesco Russell 1000 Low Beta Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Russell 1000® Low Beta Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE Russell (“Russell” or the “Index Provider”) compiles, maintains and calculates the Index which is comprised of securities in the Russell 1000® Index (the “Russell 1000” or “Benchmark Index”) that exhibit low beta characteristics. The Index is a subset of the Russell 1000, which is designed to measure the performance of the large-cap segment of the U.S. equity market and consists of the stocks of the largest 1,000 U.S. companies by market capitalization.

The Index Provider selects constituent securities for the Index by calculating the beta score for each security in the Russell 1000. Beta is a measure of a security’s price sensitivity (i.e., volatility); it reflects the rate of change in a security’s price that results from overall market movements. To calculate the beta score, the Index Provider analyzes the security’s monthly returns over the past eighteen months to see the extent to which they correlate to overall market movements. Stocks with less than 18 months of history are not eligible for inclusion. Securities with a beta score of less than that of the overall U.S. equity market average (that is, securities whose price changes exhibit less volatility than the average amount of volatility in the market) are eligible for inclusion in the Index. The Index Provider then applies an earnings screen, which eliminates securities that have failed to generate earnings over the trailing 12 months. Constituent securities in the Index are equally weighted. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (7.60)%. On a net asset value (“NAV”) basis, the Fund returned (7.73)%. During the same time period, the Index returned (7.49)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the Benchmark Index returned (12.96)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the large-cap segment of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization. Further, the Index is a subset of the Benchmark Index, consisting of securities within the Benchmark Index that exhibit low beta characteristics.

Relative to the Benchmark Index, the Fund was most overweight in the industrials and utilities sectors and most underweight in the information technology and communication services sectors during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation to and security selection in the communication services and information technology sectors as well as its security selection in the financials sector.

For the fiscal year ended August 31, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the utilities and consumer staples sectors. The health care sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Coterra Energy Inc., an energy company (portfolio average weight of 0.26%), and Arista Networks, Inc., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Zoom Video Communications, Inc., Class A, an information technology company (portfolio average weight of 0.16%), and Illumina, Inc., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	16.72
Industrials	14.75
Consumer Discretionary	14.30
Information Technology	9.92
Health Care	9.85
Consumer Staples	8.52
Utilities	6.03
Real Estate	5.91
Materials	5.90
Energy	4.28
Communication Services	3.75
Money Market Funds Plus Other Assets Less Liabilities	0.07

13

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Dick’s Sporting Goods, Inc.	0.27
Erie Indemnity Co., Class A	0.26
H&R Block, Inc.	0.26
Trade Desk, Inc. (The), Class A	0.25
Insulet Corp.	0.25
Clean Harbors, Inc.	0.25
Ollie’s Bargain Outlet Holdings, Inc.	0.25
Pinterest, Inc., Class A	0.24
Acadia Healthcare Co., Inc.	0.24
First Citizens BancShares, Inc., Class A	0.24
Total	2.51

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Russell 1000® Low Beta Equal Weight Index	(7.49)%	6.32%	20.17%	7.27%	42.05%	8.11%	70.18%
Russell 1000® Index	(12.96)	12.14	41.01	11.61	73.16	11.61	111.45
Fund
NAV Return	(7.73)	6.07	19.32	6.97	40.03	7.77	66.63
Market Price Return	(7.60)	6.10	19.46	6.99	40.19	7.77	66.62

14

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB) (continued)

Fund Inception: November 5, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

15

SPVU	Management’s Discussion of Fund Performance
Invesco S&P 500® Enhanced Value ETF (SPVU)

As an index fund, the Invesco S&P 500® Enhanced Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Enhanced Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the top 100 stocks in the S&P 500® Index (the “Parent Index”) that have the highest “value score,” which the Index Provider calculates based on fundamental ratios of a company’s stock.

In selecting constituent securities for the Index, the Index Provider first calculates the value score of each stock in the Parent Index by evaluating each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price. The Index Provider then calculates the value score of each security based on a composite of those three factors and selects the top 100 stocks with the highest value score for inclusion in the Index. The Index uses a modified market capitalization-weighted strategy, weighting securities by multiplying their market capitalization and their value score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (1.72)%. On a net asset value (“NAV”) basis, the Fund returned (1.85)%. During the same time period, the Index returned (1.75)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During the same time period, the Parent Index returned (11.23)%.

For the fiscal year ended August 31, 2022, the health care sector contributed most significantly to the Fund’s return, followed by the energy and utilities sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the communication services and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Marathon Petroleum Corp., an energy company (portfolio average weight of 2.17%), and Ford Motor Co., a consumer discretionary company (portfolio average weight of 2.28%). Positions that detracted most significantly from the Fund’s return included Citigroup, Inc., a financials company (portfolio average weight of 2.95%), and Bank of America Corp., a financials company (portfolio average weight of 4.40%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	40.57
Health Care	13.84
Consumer Discretionary	11.55
Information Technology	7.56
Communication Services	7.50
Consumer Staples	5.74
Materials	5.31
Energy	4.89
Sector Types Each Less Than 3%	2.86
Other Assets Less Liabilities	0.18

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2022
Security
Berkshire Hathaway, Inc., Class B	4.92
JPMorgan Chase & Co.	4.81
CVS Health Corp.	4.74
AT&T, Inc.	4.51
Bank of America Corp.	4.05
Intel Corp.	3.75
Wells Fargo & Co.	3.40
Ford Motor Co.	3.18
General Motors Co.	3.09
Cigna Corp.	2.99
Total	39.44

*	Excluding money market fund holdings.

16

Invesco S&P 500® Enhanced Value ETF (SPVU) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® Enhanced Value Index	(1.75)%	9.85%	32.56%	8.24%	48.56%	9.73%	89.60%
S&P 500® Index	(11.23)	12.39	41.98	11.82	74.86	12.37	123.38
Fund
NAV Return	(1.85)	9.77	32.28	8.13	47.79	9.56	87.65
Market Price Return	(1.72)	9.76	32.23	8.14	47.91	9.55	87.52

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.13% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

17

XRLV	Management’s Discussion of Fund Performance
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)

As an index fund, the Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility Rate Response Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the volatility-driven weighted performance of the 100 constituents of the S&P 500® Index (the “Parent Index”) that exhibit the lowest volatility and low sensitivity to changes in the 10-year U.S. Treasury rates (interest rate risk). The Index selects stocks from the Parent Index that exhibit low volatility characteristics, after removing stocks that historically have performed poorly in rising interest rate environments. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index Provider determines a stock’s interest rate sensitivity by performing a regression of the stock’s returns over a five-year period (60 monthly stock returns) to changes in the 10-year U.S. Treasury rate over that same period. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (1.90)%. On a net asset value (“NAV”) basis, the Fund returned (2.04)%. During the same time period, the Index returned (1.79)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During the same time period, the Parent Index returned (11.23)%.

For the fiscal year ended August 31, 2022, the utilities sector contributed most significantly to the Fund’s return, followed by the consumer staples sector. The industrials sector detracted most significantly from the Fund’s return, followed by the health care and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Archer Daniels Midland Co., a consumer staples company (no longer held at fiscal year-end), and McKesson Corp., a health care company (portfolio average weight of 0.50%). Positions that detracted most significantly from the Fund’s return included 3M Co., an industrials company (portfolio average weight of 0.98%), and Xylem Inc., an industrials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Utilities	21.16
Consumer Staples	19.71
Health Care	15.65
Financials	14.48
Industrials	12.19
Real Estate	7.19
Consumer Discretionary	3.10
Sector Types Each Less Than 3%	6.47
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Johnson & Johnson	1.27
PepsiCo, Inc.	1.24
DTE Energy Co.	1.23
Duke Energy Corp.	1.22
Ameren Corp.	1.20
Gilead Sciences, Inc.	1.19
American Electric Power Co., Inc.	1.19
Dominion Energy, Inc.	1.19
McDonald’s Corp.	1.18
Southern Co. (The)	1.17
Total	12.08

*	Excluding money market fund holdings.

18

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® Low Volatility Rate Response Index	(1.79)%	9.12%	29.93%	10.94%	68.04%	11.11%	117.93%
S&P 500® Index	(11.23)	12.39	41.98	11.82	74.86	11.08	117.50
Fund
NAV Return	(2.04)	8.84	28.94	10.65	65.88	10.82	113.70
Market Price Return	(1.90)	8.86	29.00	10.67	66.02	10.82	113.72

Fund Inception: April 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

19

SPHB	Management’s Discussion of Fund Performance
Invesco S&P 500® High Beta ETF (SPHB)

As an index fund, the Invesco S&P 500® High Beta ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® High Beta Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of approximately 100 constituents of the S&P 500® Index (the “Parent Index”) that have the highest sensitivity to market returns, or “beta,” over the past 12 months as determined by the Index Provider. Beta is a measure of relative risk and is the rate of change of a security’s price. The Index weights each constituent security in proportion to its beta, with the highest beta securities receiving the greatest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (12.84)%. On a net asset value (“NAV”) basis, the Fund returned (12.92)%. During the same time period, the Index returned (12.69)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During the same time period, the Parent Index returned (11.23)%.

For the fiscal year ended August 31, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the materials and real estate sectors, respectively. The information technology sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Enphase Energy, Inc., an information technology company (portfolio average weight of 1.39%), and Devon Energy Corp., an energy company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included PENN Entertainment, Inc., a consumer discretionary company (portfolio average weight of 1.19%), and Align Technology Inc., a health care company (portfolio average weight of 0.97%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Information Technology	40.96
Consumer Discretionary	26.27
Financials	9.12
Communication Services	6.65
Industrials	6.58
Health Care	6.27
Sector Types Each Less Than 3%	4.16
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Norwegian Cruise Line Holdings Ltd.	1.44
ON Semiconductor Corp.	1.42
Etsy, Inc.	1.42
NVIDIA Corp.	1.37
Enphase Energy, Inc.	1.35
Tesla, Inc.	1.30
Carnival Corp.	1.29
Caesars Entertainment, Inc.	1.29
Advanced Micro Devices, Inc.	1.29
Royal Caribbean Cruises Ltd.	1.24
Total	13.41

*	Excluding money market fund holdings.

20

Invesco S&P 500® High Beta ETF (SPHB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® High Beta Index	(12.69)%	19.20%	69.36%	13.87%	91.41%	14.33%	281.55%	10.81%	219.53%
S&P 500® Index	(11.23)	12.39	41.98	11.82	74.86	13.08	241.73	12.28	270.87
Fund
NAV Return	(12.92)	18.91	68.14	13.59	89.08	14.03	271.55	10.51	210.01
Market Price Return	(12.84)	18.94	68.24	13.64	89.49	14.01	271.05	10.53	210.49

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

21

SPHD	Management’s Discussion of Fund Performance
Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)

As an index fund, the Invesco S&P 500® High Dividend Low Volatility ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility High Dividend Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the 50 least volatile high yielding constituents of the S&P 500® Index (the “Parent Index”) in the past year. The Index Provider identifies the 75 securities in the Parent Index with the highest dividend yields over the past 12 months, with no one sector within the Parent Index allowed to contribute more than 10 securities. From those 75 securities, the Index Provider selects for inclusion in the Index the 50 securities with the lowest realized volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index weights each constituent security by its dividend yield, with higher dividend-yielding securities receiving proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned 3.15%. On a net asset value (“NAV”) basis, the Fund returned 3.02%. During the same time period, the Index returned 3.33%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During the same time period, the Parent Index returned (11.23)%.

For the fiscal year ended August 31, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the utilities and health care sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by the real estate and communications services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Chevron Co., an energy company (portfolio average weight of 2.78%), and Williams Companies, Inc., an energy company (portfolio average weight of 3.29%). Positions that detracted most significantly from the Fund’s return included 3M Co., an industrials company (portfolio average weight of 1.46%), and Walgreens Boots Alliance, Inc., a consumer staples company (portfolio average weight of 1.77%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Utilities	19.12
Real Estate	18.79
Consumer Staples	14.14
Financials	9.75
Materials	9.04
Energy	7.60
Communication Services	7.00
Health Care	5.85
Information Technology	5.18
Sector Types Each Less Than 3%	3.44
Money Market Funds Plus Other Assets Less Liabilities	0.09

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Altria Group, Inc.	3.15
Kinder Morgan, Inc.	3.09
AT&T, Inc.	2.87
Vornado Realty Trust	2.66
Iron Mountain, Inc.	2.59
Williams Cos., Inc. (The)	2.59
Dow, Inc.	2.50
Philip Morris International, Inc.	2.31
Pinnacle West Capital Corp.	2.28
Prudential Financial, Inc.	2.26
Total	26.30

*	Excluding money market fund holdings.

22

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® Low Volatility High Dividend Index	3.33%	7.57%	24.49%	6.50%	37.00%	10.22%	161.33%
S&P 500® Index	(11.23)	12.39	41.98	11.82	74.86	12.82	228.93
Fund
NAV Return	3.02	7.25	23.37	6.17	34.91	9.88	153.29
Market Price Return	3.15	7.26	23.41	6.21	35.15	9.88	153.49

Fund Inception: October 18, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

23

SPLV	Management’s Discussion of Fund Performance
Invesco S&P 500® Low Volatility ETF (SPLV)

As an index fund, the Invesco S&P 500® Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the 100 least volatile constituents of the S&P 500® Index (the “Parent Index”) over the past 12 months as determined by the Index Provider. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index weights the 100 constituent securities based upon the inverse of each security’s volatility, with the least volatile securities receiving the greatest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned 0.73%. On a net asset value (“NAV”) basis, the Fund returned 0.60%. During the same time period, the Index returned 0.84%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During the same time period, the Parent Index returned (11.23)%.

For the fiscal year ended August 31, 2022, the utilities sector contributed most significantly to the Fund’s return, followed by the consumer staples sector. The industrials sector detracted most significantly from the Fund’s return, followed by the real estate and health care sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Consolidated Edison Inc., a utilities company (portfolio average weight of 1.08%), and General Mills Inc., a consumer staples company (portfolio average weight of 1.01%). Positions that detracted most significantly from the Fund’s return included 3M Co., an industrials company (portfolio average weight of 0.92%), and Verizon Communications, Inc., a communication services company (portfolio average weight of 1.27%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Utilities	27.30
Consumer Staples	19.43
Health Care	13.72
Financials	12.55
Industrials	9.48
Real Estate	7.96
Consumer Discretionary	3.06
Sector Types Each Less Than 3%	6.38
Money Market Funds Plus Other Assets Less Liabilities	0.12

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Johnson & Johnson	1.25
PepsiCo, Inc.	1.22
DTE Energy Co.	1.21
Duke Energy Corp.	1.20
Ameren Corp.	1.19
Evergy, Inc.	1.18
Gilead Sciences, Inc.	1.18
American Electric Power Co., Inc.	1.17
Dominion Energy, Inc.	1.17
McDonald’s Corp.	1.16
Total	11.93

*	Excluding money market fund holdings.

24

Invesco S&P 500® Low Volatility ETF (SPLV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Low Volatility Index	0.84%	6.06%	19.32%	9.32%	56.14%	11.35%	193.02%	11.51%	243.37%
S&P 500® Index	(11.23)	12.39	41.98	11.82	74.86	13.08	241.73	12.28	270.87
Fund
NAV Return	0.60	5.79	18.38	9.03	54.09	11.06	185.42	11.22	233.30
Market Price Return	0.73	5.81	18.45	9.06	54.30	11.05	185.31	11.23	233.61

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

25

SPMV	Management’s Discussion of Fund Performance
Invesco S&P 500 Minimum Variance ETF (SPMV)

As an index fund, the Invesco S&P 500 Minimum Variance ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Minimum Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of a subset of constituent securities of the S&P 500® Index (the “Parent Index”) using a managed volatility equity strategy that seeks to achieve lower total volatility than the Parent Index, while maintaining other similar characteristics of the Parent Index. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. Unlike the Parent Index, which is a traditional market capitalization-weighted index (meaning that companies with larger market capitalizations receive proportionally greater weight in the index, without regard to the volatility of those stocks), the Index weights its constituents using an optimization-driven weighting scheme that is designed to minimize overall forecasted volatility (i.e., reduce the magnitude of price fluctuations), subject to stock level, sector level and factor exposure constraints. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (5.14)%. On a net asset value (“NAV”) basis, the Fund returned (5.08)%. During the same time period, the Index returned (4.97)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During the same time period, the Parent Index returned (11.23)%.

For the fiscal year ended August 31, 2022, the consumer staples sector contributed most significantly to the Fund’s return, followed by the utilities and financials sectors, respectively. The information technology sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and communications services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Vertex Pharmaceuticals Inc., a health care company (portfolio average weight of 1.89%), and Progressive Corp., a financials company (portfolio average weight of 2.16%). Positions that detracted most significantly from the Fund’s return included Adobe Inc., an information technology company (portfolio average weight of 1.66%), and Medtronic PLC, a health care company (portfolio average weight of 1.72%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Information Technology	25.27
Health Care	17.83
Consumer Staples	12.17
Financials	11.59
Utilities	8.15
Consumer Discretionary	7.09
Real Estate	4.95
Industrials	4.52
Communication Services	4.46
Materials	3.40
Energy	0.36
Money Market Funds Plus Other Assets Less Liabilities	0.21

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Progressive Corp. (The)	2.51
Corteva, Inc.	2.41
UnitedHealth Group, Inc.	2.32
Vertex Pharmaceuticals, Inc.	2.30
NextEra Energy, Inc.	2.24
Marsh & McLennan Cos., Inc.	2.22
Apple, Inc.	2.19
Mondelez International, Inc., Class A	2.17
Procter & Gamble Co. (The)	2.08
Merck & Co., Inc.	2.07
Total	22.51

*	Excluding money market fund holdings.

26

Invesco S&P 500 Minimum Variance ETF (SPMV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® Minimum Volatility Index	(4.97)%	9.09%	29.82%	10.61%	65.54%	10.61%	67.77%
S&P 500® Index	(11.23)	12.39	41.98	11.82	74.86	11.78	77.08
Fund
NAV Return	(5.08)	8.98	29.44	10.42	64.18	10.43	66.35
Market Price Return	(5.14)	8.99	29.46	10.43	64.21	10.43	66.35

Fund Inception: July 13, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

27

SPMO	Management’s Discussion of Fund Performance
Invesco S&P 500® Momentum ETF (SPMO)

As an index fund, the Invesco S&P 500® Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Momentum Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of approximately 100 stocks in the S&P 500® Index (the “Parent Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on price movements and volatility of the security as compared to other eligible securities within the Parent Index.

In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Parent Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. (Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time.) The Index Provider then selects approximately 100 stocks with the highest momentum score for inclusion in the Index using a modified market capitalization-weighted strategy, as the Index Provider weights securities by multiplying their market capitalization and their momentum score, subject to security and sector restraints. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (13.43)%. On a net asset value (“NAV”) basis, the Fund returned (13.60)%. During the same time period, the Index returned (13.49)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During the same time period, the Parent Index returned (11.23)%.

For the fiscal year ended August 31, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the materials sector. The information technology sector detracted most significantly from the Fund’s return, followed by the health care and communication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Exxon Mobil

Corp., an energy company (portfolio average weight of 2.30%), and Freeport-McMoRan, Inc., a materials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included NVIDIA Corp., an information technology company (portfolio average weight of 2.29%) and Moderna, Inc., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	19.46
Energy	17.49
Health Care	14.56
Consumer Staples	13.80
Communication Services	12.60
Information Technology	8.68
Real Estate	5.16
Industrials	3.50
Sector Types Each Less Than 3%	4.52
Money Market Funds Plus Other Assets Less Liabilities	0.23

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Alphabet, Inc., Class A	6.43
Alphabet, Inc., Class C	6.08
Berkshire Hathaway, Inc., Class B	6.01
Exxon Mobil Corp.	5.60
UnitedHealth Group, Inc.	5.55
Chevron Corp.	3.95
NVIDIA Corp.	3.55
Procter & Gamble Co. (The)	3.23
Bank of America Corp.	2.76
Coca-Cola Co. (The)	2.64
Total	45.80

*	Excluding money market fund holdings.

28

Invesco S&P 500® Momentum ETF (SPMO) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® Momentum Index	(13.49)%	11.66%	39.23%	13.58%	89.03%	13.39%	137.71%
S&P 500® Index	(11.23)	12.39	41.98	11.82	74.86	12.37	123.38
Fund
NAV Return	(13.60)	11.53	38.72	13.42	87.68	13.18	134.77
Market Price Return	(13.43)	11.57	38.90	13.49	88.30	13.20	134.99

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.13% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

29

QVML	Management’s Discussion of Fund Performance
Invesco S&P 500 QVM Multi-factor ETF (QVML)

As an index fund, the Invesco S&P 500 QVM Multi-factor ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Quality, Value & Momentum Top 90% Multi-factor Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 90% of the stocks within the S&P 500® Index (the “Parent Index”), after excluding those with the lowest quality, value and momentum multi-factor score. The Index is composed of securities with multi-factor scores representing the top 90% of the Parent Index, as determined by the Index Provider.

To construct the Index, each security in the Parent Index is assigned three separate “style scores” for each of the three factors (i.e., quality, value and momentum), based on the characteristics of the issuer. The Quality score of each stock is based on the following three fundamental measures: (i) return on equity, (ii) accruals ratio, and (iii) financial leverage ratio (the Quality score of companies in the Financials or Real Estate sectors according to the Global Industry Classification Standard (“GICS”) is based only on the return on equity and financial leverage ratio measures). The Value score of each stock is based on the following three fundamental measures: (i) book value-to-price ratio, (ii) earnings- to-price ratio, and (iii) sales-to-price ratio. The Momentum score of each stock is based on the risk-adjusted price performance during the specified prior measurement period. Next, a combined “multi-factor” score is generated for each stock in the Parent Index by calculating the average of the underlying quality, value and momentum scores. Securities whose multi-factor score ranks within the top 90% of securities in the Parent Index (i.e., the 450 securities with the highest multi-factor scores) are generally selected for inclusion in the Index. Securities in the Index are weighted based on their float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (9.36)%. On a net asset value (“NAV”) basis, the Fund returned (9.47)%. During the same time period, the Index returned (9.35)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During the same time period, the Parent Index returned (11.23)%.

For the fiscal year ended August 31, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the utilities and consumer staples sectors, respectively. The communications services sector detracted most significantly from the Fund’s return, followed by the information technology and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Tesla Inc., a consumer discretionary company (portfolio average weight of 1.67%), and Exxon Mobil Corp., an energy company (portfolio average weight of 0.96%). Positions that detracted most significantly from the Fund’s return included Meta Platforms Inc., Class A, a communication services company (portfolio average weight of 1.81%) and Alphabet Inc., Class C, a communication services company (portfolio average weight of 4.53%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Information Technology	28.96
Health Care	15.42
Financials	12.20
Industrials	8.12
Communication Services	7.78
Consumer Staples	7.39
Consumer Discretionary	6.50
Energy	4.84
Utilities	3.41
Sector Types Each Less Than 3%	5.28
Money Market Funds Plus Other Assets Less Liabilities	0.10

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Apple, Inc.	8.08
Microsoft Corp.	6.49
Alphabet, Inc., Class C	4.04
Tesla, Inc.	2.38
Berkshire Hathaway, Inc., Class B	1.73
UnitedHealth Group, Inc.	1.62
Johnson & Johnson	1.42
NVIDIA Corp.	1.25
Exxon Mobil Corp.	1.23
Meta Platforms, Inc., Class A	1.22
Total	29.46

*	Excluding money market fund holdings.

30

Invesco S&P 500 QVM Multi-factor ETF (QVML) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
S&P 500® Quality, Value & Momentum Top 90% Multi-factor Index	(9.35)%	(3.70)%	(4.30)%
S&P 500® Index	(11.23)	(5.47)	(6.36)
Fund
NAV Return	(9.47)	(3.83)	(4.45)
Market Price Return	(9.36)	(3.72)	(4.32)

Fund Inception: June 30, 2021

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.11% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

31

QVMM	Management’s Discussion of Fund Performance
Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)

As an index fund, the Invesco S&P MidCap 400 QVM Multi-factor ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Quality, Value & Momentum Top 90% Multi-factor Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 90% of the stocks within the S&P MidCap 400® Index (the “Parent Index”), after excluding those with the lowest quality, value and momentum multi-factor score. The Index is composed of securities with multi-factor scores representing the top 90% of the Parent Index, as determined by the Index Provider.

To construct the Index, each security in the Parent Index is assigned three separate “style scores” for each of the three factors (i.e., quality, value and momentum), based on the characteristics of the issuer. The Quality score of each stock is based on the following three fundamental measures: (i) return on equity, (ii) accruals ratio, and (iii) financial leverage ratio (the Quality score of companies in the Financials or Real Estate sectors according to the Global Industry Classification Standard (“GICS”) is based only on the return on equity and financial leverage ratio measures). The Value score of each stock is based on the following three fundamental measures: (i) book value-to-price ratio, (ii) earnings- to-price ratio, and (iii) sales-to-price ratio. The Momentum score of each stock is based on the risk-adjusted price performance during the specified prior measurement period. Next, a combined “multi-factor” score is generated for each stock in the Parent Index by calculating the average of the underlying quality, value and momentum scores. Securities whose multi-factor score ranks within the top 90% of securities in the Parent Index (i.e., the 360 securities with the highest multi-factor scores) are generally selected for inclusion in the Index. Securities in the Index are weighted based on their float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (10.62)%. On a net asset value (“NAV”) basis, the Fund returned (10.69)%. During the same time period, the Index returned (10.63)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates. During the same time period, the Parent Index returned (10.37)%.

For the fiscal year ended August 31, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the utilities and consumer staples sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the information technology and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included EQT Corp., an energy company (portfolio average weight of 0.42%), and Avis Budget Group, Inc., an industrials company (portfolio average weight of 0.44%). Positions that detracted most significantly from the Fund’s return included Cognex Corp., an information technology company (portfolio average weight of 0.58%) and Trex Co., Inc. an industrials company (portfolio average weight of 0.49%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Industrials	19.66
Financials	16.59
Consumer Discretionary	14.09
Information Technology	11.30
Real Estate	8.90
Materials	7.81
Health Care	7.55
Energy	4.65
Utilities	4.10
Consumer Staples	3.90
Communication Services	1.32
Money Market Funds Plus Other Assets Less Liabilities	0.13

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Steel Dynamics, Inc.	0.86
Carlisle Cos., Inc.	0.79
Targa Resources Corp.	0.78
EQT Corp.	0.75
First Solar, Inc.	0.67
RPM International, Inc.	0.66
First Horizon Corp.	0.65
Reliance Steel & Aluminum Co.	0.63
Darling Ingredients, Inc.	0.62
Alleghany Corp.	0.62
Total	7.03

*	Excluding money market fund holdings.

32

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
S&P MidCap 400® Quality, Value & Momentum Top 90% Multi-factor Index	(10.63)%	(7.42)%	(8.60)%
S&P MidCap 400® Index	(10.37)	(7.17)	(8.31)
Fund
NAV Return	(10.69)	(7.50)	(8.69)
Market Price Return	(10.62)	(7.52)	(8.72)

Fund Inception: June 30, 2021

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.15% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

33

XMLV	Management’s Discussion of Fund Performance
Invesco S&P MidCap Low Volatility ETF (XMLV)

As an index fund, the Invesco S&P MidCap Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of a subset of approximately 80 securities in the S&P MidCap 400® Index (the “Parent Index”) that have the lowest realized volatility over the past 12 months. The Parent Index reflects the mid-capitalization segment of the U.S. equity market. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index weights its component securities based upon the inverse of each security’s volatility, with the least volatile securities receiving the greatest weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (3.27)%. On a net asset value (“NAV”) basis, the Fund returned (3.38)%. During the same time period, the Index returned (3.12)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred. During the same time period, the Parent Index returned (10.37)%.

For the fiscal year ended August 31, 2022, the utilities sector contributed most significantly to the Fund’s return, followed by the consumer staples and materials sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the industrials and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Carlisle Cos. Inc., an industrials company (portfolio average weight of 1.30%), and National Fuel Gas Co., a utilities company (portfolio average weight of 1.35%). Positions that detracted most significantly from the Fund’s return included Mercury General Corp., a financials company (portfolio average weight of 1.26%), and Masimo Corp., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	20.99
Industrials	19.38
Utilities	19.26
Real Estate	17.99
Materials	7.51
Consumer Staples	6.67
Information Technology	3.51
Sector Types Each Less Than 3%	4.63
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
OGE Energy Corp.	1.68
IDACORP, Inc.	1.55
Lancaster Colony Corp.	1.52
Mercury General Corp.	1.49
Portland General Electric Co.	1.47
Physicians Realty Trust	1.42
Silgan Holdings, Inc.	1.41
Flowers Foods, Inc.	1.40
ALLETE, Inc.	1.38
MSC Industrial Direct Co., Inc., Class A	1.38
Total	14.70

*	Excluding money market fund holdings.

34

Invesco S&P MidCap Low Volatility ETF (XMLV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P MidCap 400® Low Volatility Index	(3.12)%	2.65%	8.17%	6.24%	35.33%	10.35%	155.90%
S&P MidCap 400® Index	(10.37)	10.58	35.22	8.71	51.83	10.21	152.70
Fund
NAV Return	(3.38)	2.42	7.45	5.98	33.72	10.06	149.56
Market Price Return	(3.27)	2.44	7.50	6.00	33.84	10.07	149.72

Fund Inception: February 15, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

35

QVMS	Management’s Discussion of Fund Performance
Invesco S&P SmallCap 600 QVM Multi-Factor ETF (QVMS)

As an index fund, the Invesco S&P SmallCap 600 QVM Multi-factor ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Quality, Value & Momentum Top 90% Multi- Factor Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 90% of the stocks within the S&P SmallCap 600® Index (the “Parent Index”), after excluding those with the lowest quality, value and momentum. The Index is composed of securities with multi-factor scores representing the top 90% of the Parent Index, as determined by the Index Provider.

In selecting constituent securities for the Index, each security in the Parent Index is assigned three separate “style scores” for each of the three factors (i.e., quality, value and momentum), based on the characteristics of the issuer. The Quality score of each stock is based on the following three fundamental measures: (i) return on equity, (ii) accruals ratio, and (iii) financial leverage ratio (the Quality score of companies in the Financials or Real Estate sectors according to the Global Industry Classification Standard (“GICS”) is based only on the return on equity and financial leverage ratio measures). The Value score of each stock is based on the following three fundamental measures: (i) book value-to-price ratio, (ii) earnings- to-price ratio, and (iii) sales-to-price ratio. The Momentum score of each stock is based on the risk-adjusted price performance during the specified prior measurement period. Next, a combined “multi-factor” score is generated for each stock in the Parent Index by calculating the average of the underlying quality, value and momentum scores. Securities whose multi-factor score ranks within the top 90% of securities in the Parent Index (i.e., the 540 securities with the highest multi-factor scores) are generally selected for inclusion in the Index. Securities in the Index are weighted based on their float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (10.17)%. On a net asset value (“NAV”) basis, the Fund returned (10.33)%. During the same time period, the Index returned (10.20)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred. During the same time period, the Parent Index returned (12.12)%.

For the fiscal year ended August 31, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the utilities sector. The consumer discretionary sector detracted most significantly from the Fund’s return during the period, followed by the health care and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Lantheus Holdings Inc., a health care company (portfolio average weight of 0.34%), and Matador Resources Co., an energy company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Innovative Industrial Properties Inc., a real estate company (portfolio average weight 0.24%) and 3D Systems Corp., an information technology company (portfolio average weight 0.25%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	20.14
Industrials	16.37
Information Technology	13.50
Consumer Discretionary	11.62
Health Care	10.63
Real Estate	7.88
Materials	5.93
Consumer Staples	5.19
Energy	4.80
Sector Types Each Less Than 3%	3.67
Money Market Funds Plus Other Assets Less Liabilities	0.27

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Livent Corp.	0.71
ExlService Holdings, Inc.	0.66
Agree Realty Corp.	0.66
Lantheus Holdings, Inc.	0.63
Exponent, Inc.	0.61
SM Energy Co.	0.61
UFP Industries, Inc.	0.60
Rogers Corp.	0.60
Ensign Group, Inc. (The)	0.59
AMN Healthcare Services, Inc.	0.58
Total	6.25

*	Excluding money market fund holdings.

36

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
S&P SmallCap 600® Quality, Value & Momentum Top 90% Multi-factor Index	(10.20)%	(8.65)%	(10.02)%
S&P SmallCap 600® Index	(12.12)	(10.81)	(12.49)
Fund
NAV Return	(10.33)	(8.80)	(10.18)
Market Price Return	(10.17)	(8.81)	(10.20)

Fund Inception: June 30, 2021

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.15% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

37

XSHD	Management’s Discussion of Fund Performance
Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)

As an index fund, the Invesco S&P SmallCap High Dividend Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Low Volatility High Dividend Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of approximately 60 securities in the S&P SmallCap 600® Index (the “Parent Index”) that historically have provided high dividend yields while exhibiting lower volatility. The Index selects constituents from the Parent Index, which reflects the small-capitalization segment of the U.S. equity market.

The Index Provider selects from the Parent Index the 90 securities with the highest dividend yields over the past 12 months, with no one sector within the Parent Index allowed to contribute more than 10 securities. From those securities, the Index Provider selects for inclusion in the Index the 60 securities with the lowest realized volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index weights each constituent security by its dividend yield, with the highest dividend-yielding securities receiving the largest weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (13.19)%. On a net asset value (“NAV”) basis, the Fund returned (13.36)%. During the same time period, the Index returned (13.10)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During the same time period, the Parent Index returned (12.12)%.

For the fiscal year ended August 31, 2022, the utilities sector contributed most significantly to the Fund’s return, followed by the consumer staples sector. The financials sector detracted most significantly from the Fund’s return during the period, followed by the real estate and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included LTC Properties, Inc., a real estate company (portfolio average weight 2.77%), and South Jersey Industries, Inc., a utilities company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Industrial Logistics Properties Trust, a real estate company (portfolio average weight 2.11%) and Brandywine Realty Trust, a real estate company (portfolio average weight 2.44%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	25.58
Real Estate	24.20
Industrials	11.09
Consumer Staples	8.17
Utilities	6.47
Communication Services	5.25
Materials	5.03
Information Technology	4.42
Consumer Discretionary	4.11
Sector Types Each Less Than 3%	5.51
Money Market Funds Plus Other Assets Less Liabilities	0.17

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Ready Capital Corp.	3.13
ARMOUR Residential REIT, Inc.	3.13
PennyMac Mortgage Investment Trust	3.11
Mativ Holdings, Inc., Class A	3.10
Apollo Commercial Real Estate Finance, Inc.	3.05
New York Mortgage Trust, Inc.	3.03
Two Harbors Investment Corp.	2.91
Global Net Lease, Inc.	2.89
B&G Foods, Inc.	2.85
Office Properties Income Trust	2.80
Total	30.00

*	Excluding money market fund holdings.

38

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P SmallCap 600® Low Volatility High Dividend Index	(13.10)%	0.03%	0.09%	1.10%	5.61%	0.83%	4.89%
S&P SmallCap 600® Index	(12.12)	10.40	34.56	8.65	51.40	8.39	58.93
Fund
NAV Return	(13.36)	(0.23)	(0.69)	0.81	4.09	0.53	3.06
Market Price Return	(13.19)	(0.09)	(0.26)	0.84	4.26	0.55	3.23

Fund Inception: December 1, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

39

XSLV	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Low Volatility ETF (XSLV)

As an index fund, the Invesco S&P SmallCap Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of approximately 120 securities in the S&P SmallCap 600® Index (the “Parent Index”) that have exhibited the lowest volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time.

The Index selects constituents from the Parent Index, which reflects the small-capitalization segment of the U.S. equity market. The Index weights its component securities based upon the inverse of each security’s volatility, with the least volatile securities receiving the largest weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (5.72)%. On a net asset value (“NAV”) basis, the Fund returned (5.81)%. During the same time period, the Index returned (5.53)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During the same time period, the Parent Index returned (12.12)%.

For the fiscal year ended August 31, 2022, the consumer staples sector contributed most significantly to the Fund’s return, followed by the consumer discretionary sector. The financials sector detracted most significantly from the Fund’s return during the period, followed by the real estate and health care sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Encore Wire Corp., an industrials company (no longer held at fiscal year-end) and Cal-Maine Foods, Inc., a consumer staples company (portfolio average weight of 0.99%). Positions that detracted most significantly from the Fund’s return included Industrial Logistics Properties Trust, a real estate company (no longer held at fiscal year-end), and SiriusPoint, Ltd., a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	43.38
Real Estate	17.75
Industrials	10.59
Consumer Staples	7.02
Information Technology	6.72
Utilities	5.35
Materials	4.09
Sector Types Each Less Than 3%	5.09
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
John B. Sanfilippo & Son, Inc.	1.20
Easterly Government Properties, Inc.	1.13
Safety Insurance Group, Inc.	1.07
TrustCo Bank Corp.	1.05
Northwest Bancshares, Inc.	1.04
Agree Realty Corp.	1.04
Getty Realty Corp.	1.04
CSG Systems International, Inc.	1.03
CVB Financial Corp.	1.00
Capitol Federal Financial, Inc.	0.99
Total	10.59

*	Excluding money market fund holdings.

40

Invesco S&P SmallCap Low Volatility ETF (XSLV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P SmallCap 600® Low Volatility Index	(5.53)%	0.82%	2.49%	3.50%	18.76%	8.95%	126.48%
S&P SmallCap 600® Index	(12.12)	10.40	34.56	8.65	51.40	10.61	161.69
Fund
NAV Return	(5.81)	0.57	1.72	3.23	17.25	8.66	120.80
Market Price Return	(5.72)	0.58	1.75	3.26	17.41	8.65	120.65

Fund Inception: February 15, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

41

XSHQ	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Quality ETF (XSHQ)

As an index fund, the Invesco S&P SmallCap Quality ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Quality Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of approximately 120 securities in the S&P SmallCap 600® Index (the “Parent Index”) that are of the highest quality, as determined by the Index Provider. The Index Provider selects constituents from the Parent Index, which reflects the small-capitalization segment of the U.S. equity market.

Each security in the Parent Index receives a “quality score,” which is based on an average of the following three fundamental measures of a company: (1) return-on-equity (calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share); (2) accruals ratio (computed using the change of the company’s net operating assets over the last year divided by the company’s average net operating assets over the last two years); and (3) financial leverage ratio (calculated as the company’s latest total debt divided by the company’s book value). The Index Provider selects the 120 stocks with the highest quality scores for inclusion in the Index. The Index weights each component security by the total of its quality score multiplied by its market capitalization, subject to security and sector constraints and optimization procedure. Stocks with higher scores receive relatively greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (10.12)%. On a net asset value (“NAV”) basis, the Fund returned (10.13)%. During the same time period, the Index returned (9.88)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During the same time period, the Parent Index returned (12.12)%.

For the fiscal year ended August 31, 2022, the health care sector contributed most significantly to the Fund’s return, followed by the materials and energy sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return during the period, followed by the industrials and consumer staples sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Rogers Corp., an information technology company (no longer held at fiscal year-end) and Corcept Therapeutics Inc., a health care company

(portfolio average weight of 0.53%). Positions that detracted most significantly from the Fund’s return included 3D Systems Corp., an information technology company (portfolio average weight of 0.72%), and Meritage Homes Corp., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	39.75
Industrials	16.72
Consumer Discretionary	15.78
Information Technology	10.01
Health Care	8.46
Sector Types Each Less Than 3%	9.10
Money Market Funds Plus Other Assets Less Liabilities	0.18

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Exponent, Inc.	3.04
United Community Banks, Inc.	2.42
AMN Healthcare Services, Inc.	2.33
Ameris Bancorp	2.14
Mueller Industries, Inc.	1.91
Community Bank System, Inc.	1.90
Matson, Inc.	1.89
Applied Industrial Technologies, Inc.	1.80
Signet Jewelers Ltd.	1.78
First Bancorp	1.77
Total	20.98

*	Excluding money market fund holdings.

42

Invesco S&P SmallCap Quality ETF (XSHQ) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P SmallCap 600® Quality Index	(9.88)%	9.67%	31.89%	8.07%	47.40%	7.47%	47.59%
S&P SmallCap 600® Index	(12.12)	10.40	34.56	8.65	51.40	8.38	54.46
Fund
NAV Return	(10.13)	9.34	30.71	7.69	44.87	7.10	44.85
Market Price Return	(10.12)	9.37	30.84	7.72	45.02	7.13	45.07

Fund Inception: April 6, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

43

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 15, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

44

Invesco ESG S&P 500 Equal Weight ETF (RSPE)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Communication Services-5.16%
Alphabet, Inc., Class A(b)	243	$26,298
Alphabet, Inc., Class C(b)	224	24,450
AT&T, Inc.	2,574	45,147
Comcast Corp., Class A	1,267	45,853
Electronic Arts, Inc.	389	49,352
Interpublic Group of Cos., Inc. (The)	1,763	48,729
Omnicom Group, Inc.	760	50,844
Take-Two Interactive Software, Inc.(b)	414	50,740
Twitter, Inc.(b)	1,341	51,964
Verizon Communications, Inc.	1,052	43,984
Walt Disney Co. (The)(b)	505	56,600

		493,961

Consumer Discretionary-12.25%
Aptiv PLC(b)	495	46,248
Best Buy Co., Inc.	706	49,907
Darden Restaurants, Inc.	439	54,309
Dollar Tree, Inc.(b)	337	45,724
eBay, Inc.	1,136	50,132
Etsy, Inc.(b)	639	67,485
General Motors Co.	1,439	54,984
Hasbro, Inc.	613	48,317
Hilton Worldwide Holdings, Inc.	386	49,161
Home Depot, Inc. (The)	183	52,781
Lowe’s Cos., Inc.	283	54,942
Marriott International, Inc., Class A	314	48,274
McDonald’s Corp.	223	56,258
Newell Brands, Inc.	2,635	47,035
NIKE, Inc., Class B	445	47,370
PVH Corp.	767	43,144
Royal Caribbean Cruises Ltd.(b)	1,007	41,136
Starbucks Corp.	692	58,176
Target Corp.	349	55,959
TJX Cos., Inc. (The)	883	55,055
VF Corp.	1,089	45,139
Whirlpool Corp.(c)	319	49,955
Yum! Brands, Inc.	450	50,058

		1,171,549

Consumer Staples-6.87%
Archer-Daniels-Midland Co.	612	53,789
Campbell Soup Co.	1,150	57,937
Colgate-Palmolive Co.	698	54,591
Estee Lauder Cos., Inc. (The), Class A	205	52,148
General Mills, Inc.	790	60,672
Hershey Co. (The)	259	58,189
Kellogg Co.	788	57,319
Kraft Heinz Co. (The)	1,449	54,193
McCormick & Co., Inc.	608	51,114
Mondelez International, Inc., Class A	868	53,694
Walgreens Boots Alliance, Inc.	1,271	44,561
Walmart, Inc.	445	58,985

		657,192

Financials-14.49%
Aflac, Inc.	925	54,963
Allstate Corp. (The)	414	49,887
American Express Co.	328	49,856

	Shares	Value
Financials-(continued)
American International Group, Inc.	938	$48,541
Bank of America Corp.	1,511	50,785
Bank of New York Mellon Corp. (The)	1,196	49,670
Capital One Financial Corp.	433	45,820
Citigroup, Inc.	1,054	51,446
Comerica, Inc.	667	53,560
Fifth Third Bancorp	1,395	47,639
Hartford Financial Services Group, Inc. (The)	756	48,618
Invesco Ltd.(d)	2,926	48,191
JPMorgan Chase & Co.	424	48,222
KeyCorp	2,806	49,638
Lincoln National Corp.	961	44,264
MetLife, Inc.	808	51,979
Moody’s Corp.	192	54,628
Morgan Stanley	653	55,649
Nasdaq, Inc.	1,060	63,102
Northern Trust Corp.	496	47,165
Principal Financial Group, Inc.	757	56,593
Prudential Financial, Inc.	517	49,503
Regions Financial Corp.	2,485	53,850
S&P Global, Inc.	161	56,701
State Street Corp.	785	53,655
U.S. Bancorp	1,045	47,662
Willis Towers Watson PLC	263	54,396

		1,385,983

Health Care-14.16%
Abbott Laboratories	475	48,759
AbbVie, Inc.	364	48,943
Agilent Technologies, Inc.	430	55,147
Amgen, Inc.	223	53,587
Baxter International, Inc.	745	42,808
Becton, Dickinson and Co.	215	54,270
Biogen, Inc.(b)	262	51,190
Boston Scientific Corp.(b)	1,386	55,870
Cigna Corp.	208	58,958
CVS Health Corp.	579	56,829
DaVita, Inc.(b)	583	49,724
Edwards Lifesciences Corp.(b)	565	50,907
Elevance Health, Inc.	109	52,877
Gilead Sciences, Inc.	871	55,282
Hologic, Inc.(b)	718	48,508
Humana, Inc.	121	58,295
Illumina, Inc.(b)	233	46,982
Medtronic PLC	566	49,763
Merck & Co., Inc.	608	51,899
Mettler-Toledo International, Inc.(b)	43	52,136
Moderna, Inc.(b)	367	48,543
Quest Diagnostics, Inc.	403	50,500
Regeneron Pharmaceuticals, Inc.(b)	90	52,295
UnitedHealth Group, Inc.	110	57,126
Vertex Pharmaceuticals, Inc.(b)	198	55,788
Waters Corp.(b)	161	48,075

		1,355,061

Industrials-15.81%
American Airlines Group, Inc.(b)	3,356	43,594
Caterpillar, Inc.	237	43,776
CSX Corp.	1,703	53,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco ESG S&P 500 Equal Weight ETF (RSPE)–(continued)

August 31, 2022

	Shares	Value
Industrials-(continued)
Cummins, Inc.	254	$54,704
Deere & Co.	153	55,883
Dover Corp.	404	50,484
Emerson Electric Co.	595	48,635
Fortive Corp.	863	54,654
IDEX Corp.	279	56,138
Illinois Tool Works, Inc.	264	51,435
Ingersoll Rand, Inc.	1,079	51,112
J.B. Hunt Transport Services, Inc.	323	56,209
Johnson Controls International PLC	989	53,544
Nielsen Holdings PLC	2,132	59,355
Norfolk Southern Corp.	224	54,461
PACCAR, Inc.	608	53,206
Pentair PLC	1,088	48,416
Republic Services, Inc.	412	58,801
Rockwell Automation, Inc.	253	59,946
Stanley Black & Decker, Inc.	456	40,174
Trane Technologies PLC	395	60,858
Union Pacific Corp.	246	55,229
United Parcel Service, Inc., Class B	304	59,131
United Rentals, Inc.(b)	179	52,275
Verisk Analytics, Inc.	319	59,704
W.W. Grainger, Inc.	109	60,489
Waste Management, Inc.	346	58,484
Xylem, Inc.	642	58,486

		1,513,083

Information Technology-16.50%
Accenture PLC, Class A	180	51,923
Adobe, Inc.(b)	127	47,427
Advanced Micro Devices, Inc.(b)	532	45,151
Akamai Technologies, Inc.(b)	539	48,661
ANSYS, Inc.(b)	210	52,143
Applied Materials, Inc.	484	45,530
Arista Networks, Inc.(b)	529	63,417
Autodesk, Inc.(b)	268	54,066
Cisco Systems, Inc.	1,207	53,977
Hewlett Packard Enterprise Co.	3,619	49,219
HP, Inc.	1,429	41,027
Intel Corp.	1,314	41,943
Intuit, Inc.	133	57,427
Juniper Networks, Inc.	1,791	50,900
Keysight Technologies, Inc.(b)	376	61,623
Lam Research Corp.	107	46,856
Mastercard, Inc., Class A	151	48,980
Micron Technology, Inc.	791	44,715
Microsoft Corp.	201	52,555
Motorola Solutions, Inc.	251	61,096
NortonLifeLock, Inc.	2,212	49,969
NVIDIA Corp.	292	44,074
Oracle Corp.	762	56,502
QUALCOMM, Inc.	391	51,718
Roper Technologies, Inc.	130	52,335
salesforce.com, inc.(b)	288	44,963
ServiceNow, Inc.(b)	108	46,939
TE Connectivity Ltd. (Switzerland)	415	52,377
Texas Instruments, Inc.	331	54,684
Tyler Technologies, Inc.(b)	151	56,098
Visa, Inc., Class A(c)	255	50,671

		1,578,966

	Shares	Value
Materials-5.59%
Air Products and Chemicals, Inc.	216	$54,529
Albemarle Corp.	215	57,611
CF Industries Holdings, Inc.	604	62,490
Dow, Inc.	808	41,208
Ecolab, Inc.	331	54,228
Freeport-McMoRan, Inc.	1,286	38,066
Linde PLC (United Kingdom)	165	46,672
LyondellBasell Industries N.V., Class A	494	41,002
Mosaic Co. (The)	954	51,392
Newmont Corp.	808	33,419
PPG Industries, Inc.	430	54,601

		535,218

Real Estate-6.26%
Boston Properties, Inc.	528	41,939
CBRE Group, Inc., Class A(b)	693	54,719
Digital Realty Trust, Inc.	409	50,565
Healthpeak Properties, Inc.	1,973	51,791
Host Hotels & Resorts, Inc.	2,590	46,025
Iron Mountain, Inc.	1,018	53,557
Kimco Realty Corp.	2,440	51,435
Prologis, Inc.	436	54,287
Regency Centers Corp.	836	50,862
Ventas, Inc.	991	47,429
Welltower, Inc.	631	48,366
Weyerhaeuser Co.	1,413	48,268

		599,243

Utilities-2.83%
American Water Works Co., Inc.	354	52,551
Consolidated Edison, Inc.	559	54,636
Edison International	784	53,132
Eversource Energy	601	53,904
Sempra Energy	341	56,255

		270,478

Total Common Stocks & Other Equity Interests (Cost $10,472,413)		9,560,734

Money Market Funds-0.06%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $5,917)	5,917	5,917

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.98% (Cost $10,478,330)		9,566,651

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.66%
Invesco Private Government Fund, 2.29%(d)(e)(f)	17,739	17,739

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco ESG S&P 500 Equal Weight ETF (RSPE)–(continued)

August 31, 2022

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 2.37%(d)(e)(f)	45,609	$45,613

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $63,352)		63,352

TOTAL INVESTMENTS IN SECURITIES-100.64% (Cost $10,541,682)		9,630,003
OTHER ASSETS LESS LIABILITIES-(0.64)%		(61,462)

NET ASSETS-100.00%		$9,568,541

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Invesco Ltd.	$-	$73,698	$(10,902)	$(10,751)	$(3,854)	$48,191	$966

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	-	81,454	(75,537)	-	-	5,917	14

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	430,527	(412,788)	-	-	17,739	126	*

Invesco Private Prime Fund	-	827,532	(781,925)	-	6	45,613	331	*

Total	$-	$1,413,211	$(1,281,152)	$(10,751)	$(3,848)	$117,460	$1,437

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.84%
Communication Services-3.20%
Activision Blizzard, Inc.	49	$3,846
Alphabet, Inc., Class A(b)	20	2,164
Alphabet, Inc., Class C(b)	20	2,183
Altice USA, Inc., Class A(b)	336	3,360
AT&T, Inc.	177	3,105
Cable One, Inc.(c)	3	3,405
Charter Communications, Inc., Class A(b)	8	3,301
Comcast Corp., Class A(c)	86	3,112
DISH Network Corp., Class A(b)(c)	170	2,950
Electronic Arts, Inc.	27	3,425
Fox Corp., Class A	75	2,564
Fox Corp., Class B	35	1,107
Frontier Communications Parent, Inc.(b)	141	3,632
Interpublic Group of Cos., Inc. (The)	119	3,289
Liberty Media Corp.-Liberty SiriusXM, Class A(b)(c)	30	1,246
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	62	2,564
Lumen Technologies, Inc.	314	3,127
New York Times Co. (The), Class A	110	3,354
News Corp., Class A	166	2,809
News Corp., Class B	52	896
Nexstar Media Group, Inc., Class A	21	4,018
Omnicom Group, Inc.	52	3,479
Paramount Global, Class A	2	53
Paramount Global, Class B(c)	114	2,666
Sirius XM Holdings, Inc.(c)	596	3,630
T-Mobile US, Inc.(b)	28	4,031
Verizon Communications, Inc.	73	3,052
World Wrestling Entertainment, Inc., Class A	56	3,809

		80,177

Consumer Discretionary-13.05%
Advance Auto Parts, Inc.(c)	20	3,373
Amazon.com, Inc.(b)	31	3,930
Aptiv PLC(b)	35	3,270
Aramark	110	3,928
AutoNation, Inc.(b)	31	3,863
AutoZone, Inc.(b)	2	4,238
Bath & Body Works, Inc.	95	3,546
Best Buy Co., Inc.(c)	47	3,322
BorgWarner, Inc.	94	3,544
Boyd Gaming Corp.	65	3,538
Brunswick Corp.	51	3,810
Capri Holdings Ltd.(b)	76	3,586
CarMax, Inc.(b)(c)	38	3,361
Carter’s, Inc.	49	3,619
Chipotle Mexican Grill, Inc.(b)	3	4,790
Choice Hotels International, Inc.	30	3,441
Churchill Downs, Inc.	18	3,548
Columbia Sportswear Co.(c)	49	3,491
D.R. Horton, Inc.	50	3,558
Darden Restaurants, Inc.	30	3,711
Deckers Outdoor Corp.(b)(c)	14	4,502
Dick’s Sporting Goods, Inc.	47	4,999
Dollar General Corp.	17	4,036
Dollar Tree, Inc.(b)	23	3,121
Domino’s Pizza, Inc.	10	3,719
eBay, Inc.	80	3,530

	Shares	Value
Consumer Discretionary-(continued)
Expedia Group, Inc.(b)	30	$3,080
Five Below, Inc.(b)(c)	30	3,836
Floor & Decor Holdings, Inc., Class A(b)(c)	50	4,068
Ford Motor Co.	277	4,222
Garmin Ltd.	36	3,186
General Motors Co.	98	3,745
Gentex Corp.	123	3,357
Genuine Parts Co.	28	4,368
Grand Canyon Education, Inc.(b)	43	3,499
H&R Block, Inc.	106	4,770
Hanesbrands, Inc.	317	2,761
Harley-Davidson, Inc.(c)	111	4,281
Hasbro, Inc.	42	3,310
Home Depot, Inc. (The)	13	3,749
Kohl’s Corp.	94	2,672
Lear Corp.	27	3,743
Leggett & Platt, Inc.(c)	97	3,707
Lennar Corp., Class A	45	3,485
Lennar Corp., Class B	3	185
Leslie’s, Inc.(b)(c)	194	2,751
Lithia Motors, Inc., Class A(c)	13	3,451
LKQ Corp.	74	3,938
Lowe’s Cos., Inc.	20	3,883
lululemon athletica, inc.(b)	13	3,900
Macy’s, Inc.	161	2,789
Marriott Vacations Worldwide Corp.	26	3,703
Mattel, Inc.(b)	154	3,407
McDonald’s Corp.	15	3,784
MGM Resorts International	110	3,590
Mohawk Industries, Inc.(b)(c)	27	2,980
Newell Brands, Inc.	175	3,124
NIKE, Inc., Class B	32	3,406
Nordstrom, Inc.(c)	147	2,515
NVR, Inc.(b)	1	4,140
O’Reilly Automotive, Inc.(b)	6	4,183
Penske Automotive Group, Inc.(c)	32	3,773
Petco Health & Wellness Co., Inc.(b)	241	3,596
Polaris, Inc.	36	4,078
Pool Corp.	10	3,392
PulteGroup, Inc.	84	3,415
PVH Corp.	53	2,981
Ralph Lauren Corp.(c)	37	3,379
Ross Stores, Inc.	45	3,882
Service Corp. International	54	3,332
Six Flags Entertainment Corp.(b)(c)	129	2,857
Skechers U.S.A., Inc., Class A(b)	96	3,629
Starbucks Corp.	49	4,119
Tapestry, Inc.	110	3,820
Target Corp.	24	3,848
Tempur Sealy International, Inc.(c)	153	3,827
Terminix Global Holdings, Inc.(b)	88	3,753
Thor Industries, Inc.(c)	50	4,051
TJX Cos., Inc. (The)	60	3,741
Toll Brothers, Inc.	75	3,284
TopBuild Corp.(b)	20	3,675
Tractor Supply Co.	20	3,703
Travel + Leisure Co.	75	3,180
Ulta Beauty, Inc.(b)	9	3,779

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)–(continued)

August 31, 2022

	Shares	Value
Consumer Discretionary-(continued)
Vail Resorts, Inc.	15	$3,370
VF Corp.	75	3,109
Wendy’s Co. (The)	203	3,894
Whirlpool Corp.(c)	21	3,289
Williams-Sonoma, Inc.(c)	30	4,463
Wyndham Hotels & Resorts, Inc.	48	3,136
Yum! Brands, Inc.	31	3,448

		326,745

Consumer Staples-6.65%
Albertsons Cos., Inc., Class A	123	3,384
Altria Group, Inc.	70	3,158
Archer-Daniels-Midland Co.	43	3,779
BJ’s Wholesale Club Holdings, Inc.(b)	66	4,916
Brown-Forman Corp., Class A	12	847
Brown-Forman Corp., Class B	46	3,344
Bunge Ltd.	33	3,273
Campbell Soup Co.	80	4,030
Casey’s General Stores, Inc.	18	3,848
Church & Dwight Co., Inc.	43	3,599
Coca-Cola Co. (The)	60	3,703
Colgate-Palmolive Co.	48	3,754
Conagra Brands, Inc.	116	3,988
Costco Wholesale Corp.	8	4,177
Coty, Inc., Class A(b)	534	4,010
Darling Ingredients, Inc.(b)	46	3,499
Estee Lauder Cos., Inc. (The), Class A	15	3,816
Flowers Foods, Inc.	142	3,877
General Mills, Inc.	54	4,147
Grocery Outlet Holding Corp.(b)	99	3,972
Hershey Co. (The)	18	4,044
Hormel Foods Corp.	78	3,922
Ingredion, Inc.	39	3,396
JM Smucker Co. (The)	30	4,200
Kellogg Co.	54	3,928
Keurig Dr Pepper, Inc.	109	4,155
Kimberly-Clark Corp.	29	3,698
Kraft Heinz Co. (The)	101	3,777
Kroger Co. (The)	73	3,500
McCormick & Co., Inc.	41	3,447
Molson Coors Beverage Co., Class B	69	3,565
Mondelez International, Inc., Class A	60	3,712
Monster Beverage Corp.(b)	43	3,820
PepsiCo, Inc.	23	3,962
Performance Food Group Co.(b)	89	4,448
Philip Morris International, Inc.	36	3,438
Pilgrim’s Pride Corp.(b)	114	3,246
Post Holdings, Inc.(b)	46	4,083
Procter & Gamble Co. (The)	26	3,586
Reynolds Consumer Products, Inc.(c)	139	3,882
Seaboard Corp.	1	3,862
Spectrum Brands Holdings, Inc.(c)	44	2,772
Sysco Corp.	45	3,700
Tyson Foods, Inc., Class A	43	3,241
Walmart, Inc.	30	3,976

		166,481

Energy-3.50%
APA Corp.	79	3,090
Baker Hughes Co., Class A	101	2,551
Chevron Corp.	21	3,319

	Shares	Value
Energy-(continued)
ConocoPhillips	32	$3,502
Continental Resources, Inc.	55	3,841
Coterra Energy, Inc.	107	3,307
Devon Energy Corp.	49	3,460
Diamondback Energy, Inc.	25	3,332
DT Midstream, Inc.	64	3,534
EOG Resources, Inc.	27	3,275
Exxon Mobil Corp.	38	3,633
Halliburton Co.	91	2,742
Hess Corp.(c)	30	3,623
HF Sinclair Corp.	74	3,895
Kinder Morgan, Inc.	188	3,444
Marathon Oil Corp.	120	3,071
Marathon Petroleum Corp.	36	3,627
Occidental Petroleum Corp.	53	3,763
ONEOK, Inc.	56	3,429
Ovintiv, Inc.	65	3,454
PDC Energy, Inc.	46	3,124
Phillips 66	36	3,221
Pioneer Natural Resources Co.	14	3,545
Schlumberger N.V.	81	3,090
Valero Energy Corp.	28	3,279
Williams Cos., Inc. (The)	100	3,403

		87,554

Financials-15.89%
Affiliated Managers Group, Inc.(c)	29	3,693
Aflac, Inc.	63	3,743
Alleghany Corp.(b)	5	4,206
Allstate Corp. (The)	28	3,374
American Express Co.	23	3,496
American Financial Group, Inc.	27	3,447
American International Group, Inc.	65	3,364
Ameriprise Financial, Inc.	14	3,752
Aon PLC, Class A	14	3,910
Arch Capital Group Ltd.(b)	80	3,658
Arthur J. Gallagher & Co.	23	4,176
Assurant, Inc.	21	3,328
Assured Guaranty Ltd.	65	3,320
AXIS Capital Holdings Ltd.	64	3,402
Bank of America Corp.	103	3,462
Bank of Hawaii Corp.	48	3,745
Bank of New York Mellon Corp. (The)	82	3,405
Bank OZK	92	3,729
Berkshire Hathaway, Inc., Class B(b)	12	3,370
Blackstone, Inc., Class A(c)	32	3,006
Brighthouse Financial, Inc.(b)	77	3,661
Brown & Brown, Inc.	65	4,098
Capital One Financial Corp.	30	3,175
Carlyle Group, Inc. (The)	98	3,188
Cboe Global Markets, Inc.	33	3,893
Charles Schwab Corp. (The)	54	3,831
Chubb Ltd.	18	3,403
Cincinnati Financial Corp.	30	2,909
Citizens Financial Group, Inc.	94	3,448
CME Group, Inc., Class A	19	3,717
CNA Financial Corp.	83	3,192
Comerica, Inc.	47	3,774
Commerce Bancshares, Inc.	55	3,782
Credit Acceptance Corp.(b)	7	3,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)–(continued)

August 31, 2022

	Shares	Value
Financials-(continued)
Cullen/Frost Bankers, Inc.	30	$3,899
Discover Financial Services	34	3,417
East West Bancorp, Inc.	53	3,825
Erie Indemnity Co., Class A	23	4,943
Evercore, Inc., Class A	34	3,185
Everest Re Group Ltd.	14	3,767
F.N.B. Corp.	314	3,743
FactSet Research Systems, Inc.	10	4,333
Fidelity National Financial, Inc.	89	3,480
Fifth Third Bancorp	97	3,313
First American Financial Corp.	63	3,371
First Hawaiian, Inc.	148	3,805
First Horizon Corp.	166	3,755
First Republic Bank	24	3,644
Franklin Resources, Inc.(c)	142	3,702
Globe Life, Inc.	39	3,790
Goldman Sachs Group, Inc. (The)	12	3,992
Hanover Insurance Group, Inc. (The)	26	3,364
Hartford Financial Services Group, Inc. (The)	53	3,408
Huntington Bancshares, Inc.	277	3,712
Interactive Brokers Group, Inc., Class A	63	3,880
Intercontinental Exchange, Inc.	37	3,731
Jefferies Financial Group, Inc.	118	3,787
JPMorgan Chase & Co.	29	3,298
KeyCorp	193	3,414
KKR & Co., Inc., Class A(c)	69	3,489
Lazard Ltd., Class A	107	3,889
Lincoln National Corp.	66	3,040
Loews Corp.	58	3,208
LPL Financial Holdings, Inc.	20	4,427
M&T Bank Corp.	21	3,817
Markel Corp.(b)	3	3,582
Marsh & McLennan Cos., Inc.	24	3,873
MetLife, Inc.	56	3,602
MGIC Investment Corp.	273	3,901
Moody’s Corp.	13	3,699
Morgan Stanley	44	3,750
Morningstar, Inc.	15	3,420
Nasdaq, Inc.	75	4,465
New York Community Bancorp, Inc.(c)	380	3,720
Northern Trust Corp.	35	3,328
Old Republic International Corp.	159	3,473
OneMain Holdings, Inc.	87	3,039
Pinnacle Financial Partners, Inc.	47	3,793
PNC Financial Services Group, Inc. (The)	22	3,476
Popular, Inc.	46	3,552
Primerica, Inc.	30	3,802
Principal Financial Group, Inc.	53	3,962
Progressive Corp. (The)	32	3,925
Prosperity Bancshares, Inc.	52	3,686
Prudential Financial, Inc.	36	3,447
Raymond James Financial, Inc.	38	3,966
Regions Financial Corp.	174	3,771
Reinsurance Group of America, Inc.	30	3,761
Rithm Capital Corp.(c)	332	3,131
S&P Global, Inc.	11	3,874
SEI Investments Co.	65	3,555
Signature Bank	18	3,138
SLM Corp.	197	3,010
Stifel Financial Corp.	59	3,499

	Shares	Value
Financials-(continued)
SVB Financial Group(b)	8	$3,252
Synchrony Financial	105	3,439
Synovus Financial Corp.	90	3,614
Travelers Cos., Inc. (The)	21	3,394
Truist Financial Corp.	77	3,607
U.S. Bancorp	73	3,330
Umpqua Holdings Corp.	215	3,814
Unum Group	103	3,899
Virtu Financial, Inc., Class A	144	3,306
Voya Financial, Inc.	56	3,446
W.R. Berkley Corp.	53	3,434
Webster Financial Corp.	78	3,670
Wells Fargo & Co.	83	3,628
Willis Towers Watson PLC	18	3,723
Wintrust Financial Corp.	43	3,627
Zions Bancorporation N.A.	67	3,687

		397,880

Health Care-9.88%
Abbott Laboratories	33	3,387
AbbVie, Inc.	26	3,496
Acadia Healthcare Co., Inc.(b)	55	4,506
Agilent Technologies, Inc.	31	3,976
AmerisourceBergen Corp.	25	3,664
Amgen, Inc.	15	3,605
Avantor, Inc.(b)	118	2,939
Baxter International, Inc.	50	2,873
Becton, Dickinson and Co.	15	3,786
Boston Scientific Corp.(b)	94	3,789
Bristol-Myers Squibb Co.	50	3,371
Bruker Corp.	61	3,416
Catalent, Inc.(b)	36	3,168
Centene Corp.(b)	46	4,128
Chemed Corp.	8	3,810
Cigna Corp.	14	3,968
Cooper Cos., Inc. (The)	11	3,162
CVS Health Corp.	39	3,828
Danaher Corp.	14	3,779
DaVita, Inc.(b)	39	3,326
Edwards Lifesciences Corp.(b)	39	3,514
Elevance Health, Inc.	8	3,881
Encompass Health Corp.	58	2,817
Enhabit, Inc.(b)	29	481
Enovis Corp.(b)(c)	56	2,836
Envista Holdings Corp.(b)	90	3,338
Exelixis, Inc.(b)	204	3,619
Gilead Sciences, Inc.	58	3,681
Globus Medical, Inc., Class A(b)(c)	58	3,433
HCA Healthcare, Inc.	18	3,562
Henry Schein, Inc.(b)	45	3,303
Hologic, Inc.(b)	50	3,378
Horizon Therapeutics PLC(b)	42	2,487
Humana, Inc.	8	3,854
ICU Medical, Inc.(b)(c)	21	3,339
Incyte Corp.(b)(c)	50	3,522
Integra LifeSciences Holdings Corp.(b)	62	2,958
IQVIA Holdings, Inc.(b)(c)	18	3,828
Johnson & Johnson	21	3,388
Laboratory Corp. of America Holdings	15	3,379
Maravai LifeSciences Holdings, Inc., Class A(b)	119	2,484

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)–(continued)

August 31, 2022

	Shares	Value
Health Care-(continued)
McKesson Corp.	12	$4,404
Medtronic PLC	38	3,341
Merck & Co., Inc.	41	3,500
Mettler-Toledo International, Inc.(b)	3	3,637
Moderna, Inc.(b)	26	3,439
Molina Healthcare, Inc.(b)	13	4,386
Organon & Co.	100	2,853
PerkinElmer, Inc.	26	3,512
Pfizer, Inc.	72	3,257
Premier, Inc., Class A	102	3,594
QIAGEN N.V.(b)	83	3,771
Quest Diagnostics, Inc.	27	3,383
QuidelOrtho Corp.(b)	41	3,250
Regeneron Pharmaceuticals, Inc.(b)	6	3,486
Royalty Pharma PLC, Class A	92	3,847
Sotera Health Co.(b)(c)	178	3,010
STERIS PLC	17	3,423
Stryker Corp.	16	3,283
Syneos Health, Inc.(b)	52	3,126
Teleflex, Inc.	13	2,941
Tenet Healthcare Corp.(b)	60	3,390
Thermo Fisher Scientific, Inc.	7	3,817
United Therapeutics Corp.(b)	16	3,626
UnitedHealth Group, Inc.	8	4,155
Universal Health Services, Inc., Class B	31	3,033
Vertex Pharmaceuticals, Inc.(b)	14	3,945
Viatris, Inc.	312	2,980
Waters Corp.(b)	12	3,583
West Pharmaceutical Services, Inc.	12	3,560
Zimmer Biomet Holdings, Inc.	32	3,402
Zoetis, Inc.	23	3,600

		247,593

Industrials-17.77%
3M Co.(c)	26	3,233
A.O. Smith Corp.	62	3,500
Acuity Brands, Inc.	22	3,606
Advanced Drainage Systems, Inc.	34	4,614
AECOM	54	3,950
AGCO Corp.	30	3,261
Alaska Air Group, Inc.(b)	81	3,528
Allegion PLC	34	3,233
Allison Transmission Holdings, Inc.	93	3,372
AMERCO(c)	8	4,205
AMETEK, Inc.	31	3,725
Armstrong World Industries, Inc.	45	3,780
Avis Budget Group, Inc.(b)(c)	20	3,348
Booz Allen Hamilton Holding Corp.	44	4,211
Builders FirstSource, Inc.(b)	59	3,458
BWX Technologies, Inc.	75	3,910
C.H. Robinson Worldwide, Inc.	35	3,995
CACI International, Inc., Class A(b)	13	3,651
Carlisle Cos., Inc.	15	4,435
Carrier Global Corp.	97	3,795
Caterpillar, Inc.	17	3,140
Cintas Corp.	10	4,068
Clean Harbors, Inc.(b)	40	4,697
Copa Holdings S.A., Class A (Panama)(c)	55	3,916
Copart, Inc.(b)	33	3,948
Crane Holdings Co.	40	3,774

	Shares	Value
Industrials-(continued)
CSX Corp.	117	$3,703
Cummins, Inc.	18	3,877
Curtiss-Wright Corp.	26	3,827
Deere & Co.	11	4,018
Delta Air Lines, Inc.(b)	95	2,952
Donaldson Co., Inc.	74	3,800
Dover Corp.	28	3,499
Driven Brands Holdings, Inc.(b)(c)	130	4,086
Eaton Corp. PLC	27	3,689
Emerson Electric Co.	42	3,433
Equifax, Inc.	19	3,586
Expeditors International of Washington, Inc.	35	3,601
Fastenal Co.	70	3,523
Flowserve Corp.	119	3,626
Fortive Corp.	61	3,863
FTI Consulting, Inc.(b)	22	3,533
Gates Industrial Corp. PLC(b)(c)	300	3,216
General Dynamics Corp.	17	3,892
Graco, Inc.	60	3,830
HEICO Corp., Class A	32	3,923
Hexcel Corp.	66	3,872
Honeywell International, Inc.	20	3,787
Howmet Aerospace, Inc.	105	3,720
Hubbell, Inc.	20	4,126
Huntington Ingalls Industries, Inc.	18	4,145
IAA, Inc.(b)	99	3,689
IDEX Corp.	20	4,024
Illinois Tool Works, Inc.	18	3,507
Ingersoll Rand, Inc.(c)	80	3,790
ITT, Inc.	52	3,772
J.B. Hunt Transport Services, Inc.	22	3,828
Jacobs Solutions, Inc.	27	3,364
Johnson Controls International PLC	70	3,790
Knight-Swift Transportation Holdings, Inc.	79	3,990
L3Harris Technologies, Inc.	16	3,651
Landstar System, Inc.(c)	25	3,666
Leidos Holdings, Inc.	36	3,422
Lincoln Electric Holdings, Inc.	28	3,827
Lockheed Martin Corp.	9	3,781
ManpowerGroup, Inc.	44	3,226
Masco Corp.	68	3,459
MasTec, Inc.(b)(c)	45	3,622
MDU Resources Group, Inc.	139	4,191
Mercury Systems, Inc.(b)(c)	61	2,936
Middleby Corp. (The)(b)(c)	25	3,595
MSA Safety, Inc.	30	3,566
MSC Industrial Direct Co., Inc., Class A	44	3,485
Nielsen Holdings PLC	148	4,120
Nordson Corp.	17	3,862
Norfolk Southern Corp.	16	3,890
Northrop Grumman Corp.	8	3,824
nVent Electric PLC	107	3,527
Old Dominion Freight Line, Inc.	15	4,071
Oshkosh Corp.	41	3,270
Otis Worldwide Corp.	51	3,683
Owens Corning	40	3,269
PACCAR, Inc.	42	3,675
Parker-Hannifin Corp.	14	3,710
Pentair PLC	76	3,382
Quanta Services, Inc.	31	4,380

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)–(continued)

August 31, 2022

	Shares	Value
Industrials-(continued)
Raytheon Technologies Corp.	40	$3,590
Regal Rexnord Corp.	31	4,265
Republic Services, Inc.	28	3,996
Robert Half International, Inc.	43	3,310
Rockwell Automation, Inc.	17	4,028
Rollins, Inc.	107	3,612
Ryder System, Inc.	47	3,593
Schneider National, Inc., Class B	156	3,566
Science Applications International Corp.(c)	44	4,007
Sensata Technologies Holding PLC	79	3,182
SiteOne Landscape Supply, Inc.(b)(c)	29	3,630
Snap-on, Inc.	17	3,704
Southwest Airlines Co.(b)	85	3,120
Tetra Tech, Inc.	28	3,803
Textron, Inc.	58	3,618
Toro Co. (The)	46	3,815
Trane Technologies PLC	28	4,314
TransDigm Group, Inc.	6	3,602
TransUnion	45	3,324
Union Pacific Corp.	17	3,817
United Parcel Service, Inc., Class B	21	4,085
United Rentals, Inc.(b)	13	3,797
Univar Solutions, Inc.(b)	123	3,102
Valmont Industries, Inc.	15	4,152
Verisk Analytics, Inc.	22	4,118
W.W. Grainger, Inc.	8	4,440
Wabtec Corp.	40	3,506
Waste Management, Inc.	24	4,057
Watsco, Inc.(c)	15	4,080
WESCO International, Inc.(b)	28	3,687
WillScot Mobile Mini Holdings Corp.(b)	104	4,175
Woodward, Inc.(c)	37	3,444
Xylem, Inc.	45	4,099

		444,962

Information Technology-11.83%
Accenture PLC, Class A	13	3,750
Adobe, Inc.(b)	9	3,361
Akamai Technologies, Inc.(b)	37	3,340
Allegro MicroSystems, Inc. (Japan)(b)	148	3,451
Amdocs Ltd.	43	3,675
Amphenol Corp., Class A	54	3,971
Apple, Inc.	25	3,931
Applied Materials, Inc.	33	3,104
Arista Networks, Inc.(b)	37	4,436
Arrow Electronics, Inc.(b)	31	3,249
Automatic Data Processing, Inc.	17	4,155
Avnet, Inc.	79	3,467
Black Knight, Inc.(b)	56	3,705
Broadcom, Inc.	7	3,494
Broadridge Financial Solutions, Inc.	26	4,450
CDW Corp.	22	3,755
Ciena Corp.(b)	73	3,704
Cirrus Logic, Inc.(b)	46	3,528
Cisco Systems, Inc.	83	3,712
Citrix Systems, Inc.	37	3,803
Cognizant Technology Solutions Corp., Class A	51	3,222
Concentrix Corp.	24	3,019
Corning, Inc.	106	3,638
Dell Technologies, Inc., Class C	74	2,833

	Shares	Value
Information Technology-(continued)
Dolby Laboratories, Inc., Class A	49	$3,589
Dropbox, Inc., Class A(b)	178	3,807
DXC Technology Co.(b)	109	2,701
Entegris, Inc.	34	3,226
EPAM Systems, Inc.(b)	12	5,118
Euronet Worldwide, Inc.(b)	32	2,837
F5, Inc.(b)	23	3,612
Fair Isaac Corp.(b)	9	4,045
Fiserv, Inc.(b)	38	3,845
FleetCor Technologies, Inc.(b)	15	3,188
Gartner, Inc.(b)	14	3,994
Genpact Ltd.	86	4,040
GoDaddy, Inc., Class A(b)	52	3,943
Hewlett Packard Enterprise Co.	238	3,237
HP, Inc.	93	2,670
II-VI Incorporated(b)(c)	61	2,881
Intel Corp.	85	2,713
International Business Machines Corp.	27	3,468
Jabil, Inc.	62	3,739
Jack Henry & Associates, Inc.	20	3,844
Juniper Networks, Inc.	122	3,467
Keysight Technologies, Inc.(b)	26	4,261
KLA Corp.(c)	11	3,785
Lam Research Corp.	8	3,503
Littelfuse, Inc.	14	3,321
Lumentum Holdings, Inc.(b)(c)	43	3,593
Mandiant, Inc.(b)	171	3,909
Microchip Technology, Inc.	53	3,458
Micron Technology, Inc.	51	2,883
Microsoft Corp.	14	3,661
Motorola Solutions, Inc.	17	4,138
National Instruments Corp.	110	4,374
NCR Corp.(b)	111	3,447
NetApp, Inc.	52	3,751
NortonLifeLock, Inc.	154	3,479
ON Semiconductor Corp.(b)	63	4,333
Oracle Corp.	53	3,930
Paychex, Inc.	31	3,824
PTC, Inc.(b)	32	3,676
Qorvo, Inc.(b)	34	3,053
QUALCOMM, Inc.	27	3,571
Roper Technologies, Inc.	9	3,623
salesforce.com, inc.(b)	21	3,279
Skyworks Solutions, Inc.	35	3,449
SS&C Technologies Holdings, Inc.	58	3,234
Switch, Inc., Class A	112	3,802
TD SYNNEX Corp.	37	3,562
Teledyne Technologies, Inc.(b)	9	3,315
Teradata Corp.(b)(c)	99	3,257
Teradyne, Inc.	35	2,962
Texas Instruments, Inc.	22	3,635
Trimble, Inc.(b)	56	3,542
Ubiquiti, Inc.(c)	14	4,345
Universal Display Corp.	30	3,352
VeriSign, Inc.(b)	22	4,009
Visa, Inc., Class A	18	3,577
Vontier Corp.	139	3,047

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)–(continued)

August 31, 2022

	Shares	Value
Information Technology-(continued)
Western Digital Corp.(b)	62	$2,620
Western Union Co. (The)	210	3,112

		296,389

Materials-6.60%
Air Products and Chemicals, Inc.	15	3,787
Alcoa Corp.(c)	60	2,969
Amcor PLC	285	3,423
AptarGroup, Inc.	35	3,598
Ashland, Inc.	36	3,663
Avery Dennison Corp.	22	4,040
Axalta Coating Systems Ltd.(b)	139	3,579
Ball Corp.	53	2,958
Berry Global Group, Inc.(b)	65	3,531
Celanese Corp.	24	2,661
CF Industries Holdings, Inc.	39	4,035
Chemours Co. (The)	86	2,901
Cleveland-Cliffs, Inc.(b)(c)	160	2,763
Corteva, Inc.	60	3,686
Dow, Inc.	55	2,805
DuPont de Nemours, Inc.	56	3,116
Eagle Materials, Inc.	29	3,469
Eastman Chemical Co.	34	3,094
Element Solutions, Inc.	177	3,305
FMC Corp.	31	3,350
Freeport-McMoRan, Inc.	95	2,812
Graphic Packaging Holding Co.	168	3,741
Huntsman Corp.	105	2,942
International Flavors & Fragrances, Inc.	28	3,093
International Paper Co.	79	3,288
Linde PLC (United Kingdom)	12	3,394
Louisiana-Pacific Corp.	55	2,983
LyondellBasell Industries N.V., Class A	34	2,822
Martin Marietta Materials, Inc.	11	3,825
Mosaic Co. (The)	64	3,448
NewMarket Corp.	12	3,447
Newmont Corp.	56	2,316
Nucor Corp.	29	3,855
Olin Corp.	58	3,170
Packaging Corp. of America	24	3,286
PPG Industries, Inc.	30	3,809
Reliance Steel & Aluminum Co.	19	3,572
Royal Gold, Inc.	33	3,033
RPM International, Inc.	43	4,006
Sealed Air Corp.	60	3,229
Sherwin-Williams Co. (The)	14	3,249
Silgan Holdings, Inc.	85	3,872
Southern Copper Corp. (Peru)(c)	61	2,871
SSR Mining, Inc. (Canada)	189	2,550
Steel Dynamics, Inc.	45	3,632
United States Steel Corp.	150	3,430
Valvoline, Inc.	112	3,256
Vulcan Materials Co.	23	3,829
Westlake Corp.	28	2,762
WestRock Co.	78	3,166

		165,421

Real Estate-6.91%
Alexandria Real Estate Equities, Inc.	23	3,528
American Homes 4 Rent, Class A	100	3,556
American Tower Corp.	15	3,811

	Shares	Value
Real Estate-(continued)
Apartment Income REIT Corp.	84	$3,431
AvalonBay Communities, Inc.	18	3,616
Boston Properties, Inc.	35	2,780
Brixmor Property Group, Inc.	157	3,372
Camden Property Trust	26	3,341
CBRE Group, Inc., Class A(b)	47	3,711
Cousins Properties, Inc.	111	2,980
CubeSmart	84	3,868
Digital Realty Trust, Inc.	27	3,338
Duke Realty Corp.	71	4,178
EastGroup Properties, Inc.	23	3,796
EPR Properties	73	3,175
Equity LifeStyle Properties, Inc.	50	3,505
Equity Residential	49	3,586
Essex Property Trust, Inc.	13	3,446
Extra Space Storage, Inc.	21	4,173
Federal Realty Investment Trust	33	3,342
First Industrial Realty Trust, Inc.	71	3,598
Gaming and Leisure Properties, Inc.	80	3,862
Healthcare Realty Trust, Inc.	124	3,016
Healthpeak Properties, Inc.	128	3,360
Highwoods Properties, Inc.	97	2,950
Invitation Homes, Inc.	99	3,592
Iron Mountain, Inc.	70	3,683
Jones Lang LaSalle, Inc.(b)	20	3,460
Kilroy Realty Corp.	63	3,073
Kimco Realty Corp.	164	3,457
Lamar Advertising Co., Class A	39	3,662
Life Storage, Inc.	32	4,072
Medical Properties Trust, Inc.	206	3,010
Mid-America Apartment Communities, Inc.	21	3,479
National Retail Properties, Inc.	86	3,861
National Storage Affiliates Trust	72	3,637
Omega Healthcare Investors, Inc.	127	4,148
Prologis, Inc.	30	3,735
Public Storage	11	3,639
Rayonier, Inc.	91	3,232
Regency Centers Corp.	56	3,407
Simon Property Group, Inc.	34	3,467
Spirit Realty Capital, Inc.	90	3,677
Sun Communities, Inc.	23	3,535
UDR, Inc.	78	3,500
Ventas, Inc.	67	3,207
VICI Properties, Inc.(c)	122	4,025
W.P. Carey, Inc.(c)	45	3,781
Weyerhaeuser Co.	97	3,314

		172,972

Utilities-4.56%
Alliant Energy Corp.	60	3,662
Ameren Corp.	40	3,705
American Electric Power Co., Inc.	37	3,707
Avangrid, Inc.	79	3,903
CenterPoint Energy, Inc.	117	3,689
CMS Energy Corp.	53	3,580
Consolidated Edison, Inc.	38	3,714
Dominion Energy, Inc.	45	3,681
DTE Energy Co.	28	3,650
Duke Energy Corp.	34	3,635
Edison International	54	3,660

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)–(continued)

August 31, 2022

	Shares	Value
Utilities-(continued)
Entergy Corp.	31	$3,574
Essential Utilities, Inc.	81	3,981
Evergy, Inc.	54	3,701
Eversource Energy	41	3,677
Exelon Corp.	76	3,337
FirstEnergy Corp.	88	3,480
Hawaiian Electric Industries, Inc.	88	3,443
IDACORP, Inc.	35	3,823
National Fuel Gas Co.	51	3,635
NextEra Energy, Inc.	49	4,168
NiSource, Inc.	120	3,541
NRG Energy, Inc.	83	3,426
OGE Energy Corp.	92	3,730
PG&E Corp.(b)(c)	307	3,785
Pinnacle West Capital Corp.	49	3,692
PPL Corp.	126	3,664
Sempra Energy	23	3,794
Southern Co. (The)	50	3,854
WEC Energy Group, Inc.	36	3,713
Xcel Energy, Inc.	50	3,713

		114,317

Total Common Stocks & Other Equity Interests (Cost $2,497,435)		2,500,491

	Shares	Value
Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $773)	773	$773

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.87% (Cost $2,498,208)		2,501,264

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-8.94%
Invesco Private Government Fund, 2.29%(d)(e)(f)	65,057	65,057
Invesco Private Prime Fund, 2.37%(d)(e)(f)	158,822	158,838

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $223,884)		223,895

TOTAL INVESTMENTS IN SECURITIES-108.81% (Cost $2,722,092)		2,725,159
OTHER ASSETS LESS LIABILITIES-(8.81)%		(220,559)

NET ASSETS-100.00%		$2,504,600

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Invesco Ltd.	$3,874	$2,058	$(4,333)	$(1,146)	$(453)	$-	$114

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	-	96,917	(96,144)	-	-	773	6

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	8,951	491,901	(435,795)	-	-	65,057	321	*

Invesco Private Prime Fund	19,979	1,000,592	(861,750)	11	6	158,838	885	*

Total	$32,804	$1,591,468	$(1,398,022)	$(1,135)	$(447)	$224,668	$1,326

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Russell 1000 Equal Weight ETF (EQAL)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.87%
Communication Services-6.68%
Activision Blizzard, Inc.	4,265	$334,760
Alphabet, Inc., Class A(b)	3,250	351,715
Altice USA, Inc., Class A(b)	292,205	2,922,050
AMC Entertainment Holdings, Inc., Class A(b)(c)	25,127	229,158
AT&T, Inc.	138,282	2,425,466
Cable One, Inc.(c)	2,165	2,457,275
Charter Communications, Inc., Class A(b)	5,996	2,474,129
Comcast Corp., Class A(c)	67,038	2,426,105
DISH Network Corp., Class A(b)(c)	147,810	2,564,504
Electronic Arts, Inc.	2,490	315,906
Fox Corp., Class A	9,791	334,656
Frontier Communications Parent, Inc.(b)(c)	114,026	2,937,310
IAC, Inc.(b)(c)	4,450	286,002
Interpublic Group of Cos., Inc. (The)	11,446	316,367
Liberty Broadband Corp., Class C(b)	23,821	2,422,596
Liberty Media Corp.-Liberty Formula One, Class C(b)	5,236	333,428
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	8,739	361,445
Live Nation Entertainment, Inc.(b)	3,712	335,416
Lumen Technologies, Inc.(c)	256,016	2,549,919
Madison Square Garden Sports Corp., Class A(b)	2,100	336,567
Match Group, Inc.(b)	4,623	261,338
Meta Platforms, Inc., Class A(b)	2,131	347,204
Netflix, Inc.(b)	1,780	397,937
New York Times Co. (The), Class A	10,674	325,450
News Corp., Class A	20,623	348,941
Nexstar Media Group, Inc., Class A	1,935	370,204
Omnicom Group, Inc.	4,914	328,747
Paramount Global, Class B	12,505	292,492
Pinterest, Inc., Class A(b)	18,743	431,839
Playtika Holding Corp.(b)(c)	23,467	247,108
ROBLOX Corp., Class A(b)(c)	11,080	433,339
Roku, Inc., Class A(b)(c)	32,398	2,203,064
Sirius XM Holdings, Inc.(c)	53,351	324,908
Spotify Technology S.A.(b)	3,051	329,966
Take-Two Interactive Software, Inc.(b)	2,556	313,263
T-Mobile US, Inc.(b)	21,279	3,063,325
TripAdvisor, Inc.(b)(c)	16,034	381,609
Twitter, Inc.(b)	9,389	363,824
Verizon Communications, Inc.	54,791	2,290,812
Walt Disney Co. (The)(b)	3,377	378,494
Warner Bros Discovery, Inc.(b)	21,614	286,169
World Wrestling Entertainment, Inc., Class A	4,791	325,836
ZoomInfo Technologies, Inc., Class A(b)	10,593	481,134

		41,241,777

Consumer Discretionary-6.68%
ADT, Inc.(c)	47,041	342,929
Advance Auto Parts, Inc.(c)	1,868	315,020
Airbnb, Inc., Class A(b)	3,177	359,382
Amazon.com, Inc.(b)	2,979	377,648
Aptiv PLC(b)	3,351	313,084
Aramark	10,316	368,384
AutoNation, Inc.(b)	2,856	355,858

	Shares	Value
Consumer Discretionary-(continued)
AutoZone, Inc.(b)	160	$339,074
Bath & Body Works, Inc.	9,426	351,873
Best Buy Co., Inc.(c)	4,514	319,095
Booking Holdings, Inc.(b)	163	305,757
BorgWarner, Inc.	8,968	338,094
Boyd Gaming Corp.	6,036	328,539
Bright Horizons Family Solutions, Inc.(b)	4,130	281,666
Brunswick Corp.(c)	4,565	341,051
Burlington Stores, Inc.(b)(c)	2,007	281,361
Caesars Entertainment, Inc.(b)	7,750	334,180
Capri Holdings Ltd.(b)	6,784	320,069
CarMax, Inc.(b)(c)	3,498	309,363
Carnival Corp.(b)(c)	32,584	308,245
Carter’s, Inc.	4,474	330,405
Carvana Co.(b)(c)	13,132	433,225
Chipotle Mexican Grill, Inc.(b)	254	405,587
Choice Hotels International, Inc.	2,617	300,196
Churchill Downs, Inc.	1,722	339,389
Columbia Sportswear Co.(c)	4,461	317,802
D.R. Horton, Inc.	4,914	349,631
Darden Restaurants, Inc.	2,745	339,584
Deckers Outdoor Corp.(b)(c)	1,248	401,319
Dick’s Sporting Goods, Inc.	4,304	457,816
Dollar General Corp.	1,398	331,913
Dollar Tree, Inc.(b)	2,095	284,250
Domino’s Pizza, Inc.	853	317,197
DoorDash, Inc., Class A(b)(c)	5,635	337,537
DraftKings, Inc., Class A(b)(c)	26,229	421,238
eBay, Inc.	7,392	326,209
Etsy, Inc.(b)(c)	4,222	445,885
Expedia Group, Inc.(b)	3,080	316,162
Five Below, Inc.(b)(c)	2,622	335,301
Floor & Decor Holdings, Inc., Class A(b)(c)	4,785	389,308
Ford Motor Co.	26,136	398,313
GameStop Corp., Class A(b)(c)	9,954	285,083
Gap, Inc. (The)(c)	34,965	319,580
Garmin Ltd.	3,346	296,088
General Motors Co.	9,372	358,104
Gentex Corp.	11,314	308,759
Genuine Parts Co.	2,426	378,480
Grand Canyon Education, Inc.(b)	3,702	301,269
H&R Block, Inc.	9,420	423,900
Hanesbrands, Inc.	31,337	272,945
Harley-Davidson, Inc.(c)	9,947	383,656
Hasbro, Inc.	3,963	312,364
Hilton Worldwide Holdings, Inc.	2,653	337,886
Home Depot, Inc. (The)	1,143	329,664
Hyatt Hotels Corp., Class A	3,931	352,296
Kohl’s Corp.	7,475	212,440
Las Vegas Sands Corp.(b)	9,807	369,037
Lear Corp.	2,435	337,588
Leggett & Platt, Inc.(c)	9,154	349,866
Lennar Corp., Class A	4,641	359,445
Leslie’s, Inc.(b)(c)	20,418	289,527
Lithia Motors, Inc., Class A(c)	1,133	300,744
LKQ Corp.	6,582	350,294
Lowe’s Cos., Inc.	1,792	347,899
Lucid Group, Inc.(b)(c)	18,295	280,645

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2022

	Shares	Value
Consumer Discretionary-(continued)
lululemon athletica, inc.(b)	1,130	$338,955
Macy’s, Inc.	14,611	253,063
Marriott International, Inc., Class A	2,091	321,470
Marriott Vacations Worldwide Corp.(c)	2,511	357,617
Mattel, Inc.(b)	14,469	320,054
McDonald’s Corp.	1,356	342,092
MGM Resorts International	10,666	348,138
Mister Car Wash, Inc.(b)(c)	28,850	285,904
Mohawk Industries, Inc.(b)	2,431	268,285
Newell Brands, Inc.	17,123	305,646
NIKE, Inc., Class B	2,827	300,934
Nordstrom, Inc.(c)	12,032	205,868
Norwegian Cruise Line Holdings Ltd.(b)(c)	27,341	357,620
NVR, Inc.(b)	83	343,625
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	5,636	311,727
O’Reilly Automotive, Inc.(b)	542	377,839
Peloton Interactive, Inc., Class A(b)(c)	31,673	322,748
PENN Entertainment, Inc.(b)(c)	10,594	330,851
Penske Automotive Group, Inc.(c)	2,840	334,864
Petco Health & Wellness Co., Inc.(b)(c)	19,733	294,416
Planet Fitness, Inc., Class A(b)(c)	4,998	338,614
Polaris, Inc.	3,164	358,386
Pool Corp.	913	309,680
PulteGroup, Inc.	8,117	330,037
PVH Corp.	5,039	283,444
QuantumScape Corp.(b)(c)	34,806	383,910
Ralph Lauren Corp.(c)	3,359	306,777
RH(b)(c)	1,289	329,868
Rivian Automotive, Inc., Class A(b)	11,008	360,072
Ross Stores, Inc.	4,225	364,491
Royal Caribbean Cruises Ltd.(b)	8,059	329,210
Service Corp. International	4,843	298,862
Six Flags Entertainment Corp.(b)(c)	13,922	308,372
Skechers U.S.A., Inc., Class A(b)	8,469	320,128
Starbucks Corp.	4,337	364,612
Tapestry, Inc.	9,828	341,326
Target Corp.	2,169	347,777
Tempur Sealy International, Inc.	14,157	354,067
Terminix Global Holdings, Inc.(b)	8,122	346,403
Tesla, Inc.(b)	1,390	383,098
Thor Industries, Inc.(c)	4,340	351,583
TJX Cos., Inc. (The)	5,584	348,162
Toll Brothers, Inc.	7,235	316,821
TopBuild Corp.(b)	1,695	311,473
Tractor Supply Co.	1,648	305,127
Travel + Leisure Co.	7,346	311,470
Ulta Beauty, Inc.(b)	808	339,255
Under Armour, Inc., Class A(b)(c)	33,570	282,659
Vail Resorts, Inc.	1,400	314,552
VF Corp.	6,844	283,684
Victoria’s Secret & Co.(b)(c)	9,740	325,706
Wayfair, Inc., Class A(b)(c)	6,603	348,044
Wendy’s Co. (The)	17,805	341,500
Whirlpool Corp.(c)	2,082	326,041
Williams-Sonoma, Inc.(c)	2,668	396,865
Wyndham Hotels & Resorts, Inc.	4,495	293,703
Wynn Resorts Ltd.(b)(c)	5,409	327,731

	Shares	Value
Consumer Discretionary-(continued)
YETI Holdings, Inc.(b)(c)	7,519	$277,376
Yum! Brands, Inc.	2,857	317,813

		41,226,913

Consumer Staples-8.62%
Albertsons Cos., Inc., Class A	36,729	1,010,415
Altria Group, Inc.	23,110	1,042,723
Archer-Daniels-Midland Co.	12,788	1,123,937
BJ’s Wholesale Club Holdings, Inc.(b)	5,413	403,214
Boston Beer Co., Inc. (The), Class A(b)(c)	3,490	1,176,409
Brown-Forman Corp., Class B	15,696	1,141,099
Bunge Ltd.	10,133	1,004,890
Campbell Soup Co.(c)	23,304	1,174,056
Casey’s General Stores, Inc.	5,653	1,208,442
Church & Dwight Co., Inc.	12,925	1,081,952
Clorox Co. (The)	8,581	1,238,582
Coca-Cola Co. (The)	17,636	1,088,318
Colgate-Palmolive Co.	14,223	1,112,381
Conagra Brands, Inc.	32,971	1,133,543
Constellation Brands, Inc., Class A	4,569	1,124,202
Costco Wholesale Corp.	708	369,647
Coty, Inc., Class A(b)(c)	43,950	330,065
Darling Ingredients, Inc.(b)	14,544	1,106,217
Estee Lauder Cos., Inc. (The), Class A	1,330	338,325
Flowers Foods, Inc.	42,641	1,164,099
Freshpet, Inc.(b)(c)	18,958	825,242
General Mills, Inc.	15,923	1,222,886
Grocery Outlet Holding Corp.(b)(c)	27,119	1,088,014
Hershey Co. (The)	5,123	1,150,984
Hormel Foods Corp.	23,508	1,181,982
Ingredion, Inc.	12,051	1,049,281
JM Smucker Co. (The)	8,417	1,178,296
Kellogg Co.	15,547	1,130,889
Keurig Dr Pepper, Inc.	30,273	1,154,007
Kimberly-Clark Corp.	8,602	1,096,927
Kraft Heinz Co. (The)	29,123	1,089,200
Kroger Co. (The)	20,773	995,858
Lamb Weston Holdings, Inc.	16,218	1,289,818
McCormick & Co., Inc.	12,569	1,056,676
Molson Coors Beverage Co., Class B	20,398	1,053,965
Mondelez International, Inc., Class A	17,878	1,105,933
Monster Beverage Corp.(b)	12,039	1,069,424
Olaplex Holdings, Inc.(b)(c)	69,494	925,660
PepsiCo, Inc.	6,689	1,152,314
Performance Food Group Co.(b)	26,474	1,323,171
Philip Morris International, Inc.	10,729	1,024,512
Pilgrim’s Pride Corp.(b)	34,994	996,279
Post Holdings, Inc.(b)	13,803	1,225,154
Procter & Gamble Co. (The)	7,942	1,095,519
Reynolds Consumer Products, Inc.(c)	42,182	1,178,143
Seaboard Corp.	254	981,034
Spectrum Brands Holdings, Inc.	13,219	832,665
Sysco Corp.	13,036	1,071,820
Tyson Foods, Inc., Class A	12,524	944,059
US Foods Holding Corp.(b)	36,754	1,125,407
Walgreens Boots Alliance, Inc.	25,899	908,019
Walmart, Inc.	2,702	358,150

		53,253,804

Energy-7.98%
Antero Midstream Corp.(c)	129,697	1,306,049

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2022

	Shares	Value
Energy-(continued)
Antero Resources Corp.(b)	32,882	$1,317,911
APA Corp.	28,038	1,096,566
Baker Hughes Co., Class A	40,358	1,019,443
Cheniere Energy, Inc.	9,804	1,570,405
Chesapeake Energy Corp.(c)	14,504	1,457,507
Chevron Corp.	7,790	1,231,287
ConocoPhillips	11,694	1,279,908
Continental Resources, Inc.	17,895	1,249,608
Coterra Energy, Inc.	41,743	1,290,276
Devon Energy Corp.	18,737	1,323,207
Diamondback Energy, Inc.	8,709	1,160,736
DT Midstream, Inc.	24,882	1,373,735
Enviva, Inc.(c)	20,021	1,391,860
EOG Resources, Inc.	10,027	1,216,275
EQT Corp.	31,103	1,486,723
Exxon Mobil Corp.	13,469	1,287,502
Halliburton Co.	36,038	1,085,825
Hess Corp.	10,928	1,319,884
HF Sinclair Corp.	24,829	1,306,750
Kinder Morgan, Inc.	72,779	1,333,311
Marathon Oil Corp.	45,720	1,169,975
Marathon Petroleum Corp.	12,926	1,302,294
New Fortress Energy, Inc.	30,637	1,757,032
NOV, Inc.	71,960	1,271,533
Occidental Petroleum Corp.	21,275	1,510,525
ONEOK, Inc.	21,422	1,311,669
Ovintiv, Inc.	23,680	1,258,355
PDC Energy, Inc.	16,149	1,096,679
Phillips 66	12,525	1,120,487
Pioneer Natural Resources Co.	4,955	1,254,705
Range Resources Corp.(b)	41,770	1,372,562
Schlumberger N.V.	30,881	1,178,110
Southwestern Energy Co.(b)	165,312	1,238,187
Targa Resources Corp.	19,227	1,311,858
Texas Pacific Land Corp.	790	1,453,963
Valero Energy Corp.	10,006	1,171,903
Williams Cos., Inc. (The)	40,357	1,373,349

		49,257,954

Financials-9.22%
Affiliated Managers Group, Inc.	3,200	407,552
Aflac, Inc.	7,048	418,792
AGNC Investment Corp.	35,871	428,658
Alleghany Corp.(b)	468	393,672
Allstate Corp. (The)	3,159	380,660
Ally Financial, Inc.(c)	11,008	365,466
American Express Co.	2,101	319,352
American Financial Group, Inc.	2,857	364,782
American International Group, Inc.	7,369	381,346
Ameriprise Financial, Inc.	1,552	415,952
Annaly Capital Management, Inc.	65,957	425,423
Aon PLC, Class A	1,518	423,917
Apollo Global Management, Inc.(c)	7,554	419,851
Arch Capital Group Ltd.(b)	8,677	396,712
Ares Management Corp., Class A(c)	6,520	483,393
Arthur J. Gallagher & Co.	2,516	456,830
Assurant, Inc.	2,215	351,055
Assured Guaranty Ltd.	6,804	347,480
AXIS Capital Holdings Ltd.	6,875	365,406
Bank of America Corp.	11,941	401,337

	Shares	Value
Financials-(continued)
Bank of Hawaii Corp.	5,200	$405,704
Bank of New York Mellon Corp. (The)	9,156	380,249
Bank OZK(c)	10,400	421,512
Berkshire Hathaway, Inc., Class B(b)	1,388	389,750
BlackRock, Inc.	641	427,156
Blackstone, Inc., Class A	3,943	370,405
Blue Owl Capital, Inc.	36,113	400,854
BOK Financial Corp.(c)	4,933	438,396
Brighthouse Financial, Inc.(b)	9,069	431,231
Brown & Brown, Inc.	7,024	442,793
Capital One Financial Corp.	2,799	296,190
Carlyle Group, Inc. (The)	11,102	361,148
Cboe Global Markets, Inc.	3,480	410,536
Charles Schwab Corp. (The)	6,244	443,012
Chubb Ltd.	1,932	365,245
Cincinnati Financial Corp.	3,274	317,447
Citigroup, Inc.	8,022	391,554
Citizens Financial Group, Inc.	10,528	386,167
CME Group, Inc., Class A	1,915	374,593
CNA Financial Corp.	8,844	340,140
Coinbase Global, Inc., Class A(b)(c)	6,987	466,732
Comerica, Inc.	5,034	404,230
Commerce Bancshares, Inc.	5,920	407,118
Credit Acceptance Corp.(b)(c)	760	404,381
Cullen/Frost Bankers, Inc.	3,227	419,381
Discover Financial Services	4,078	409,798
East West Bancorp, Inc.	5,874	423,927
Equitable Holdings, Inc.	14,351	426,942
Erie Indemnity Co., Class A	2,200	472,846
Evercore, Inc., Class A	3,978	372,699
Everest Re Group Ltd.	1,407	378,553
F.N.B. Corp.	34,770	414,458
FactSet Research Systems, Inc.	1,074	465,407
Fidelity National Financial, Inc.	10,394	406,405
Fifth Third Bancorp	10,997	375,548
First American Financial Corp.	7,285	389,748
First Citizens BancShares, Inc., Class A	610	495,296
First Hawaiian, Inc.	16,624	427,403
First Horizon Corp.	18,120	409,874
First Republic Bank	2,753	417,988
Franklin Resources, Inc.(c)	16,091	419,492
Globe Life, Inc.	4,097	398,187
Goldman Sachs Group, Inc. (The)	1,330	442,451
Hanover Insurance Group, Inc. (The)	2,727	352,847
Hartford Financial Services Group, Inc. (The)	5,761	370,490
Huntington Bancshares, Inc.	30,524	409,022
Interactive Brokers Group, Inc., Class A	6,785	417,888
Intercontinental Exchange, Inc.	4,011	404,509
Invesco Ltd.(d)	23,309	383,899
Janus Henderson Group PLC(c)	15,553	363,940
Jefferies Financial Group, Inc.	13,758	441,494
JPMorgan Chase & Co.	3,318	377,356
Kemper Corp.(c)	8,136	374,256
KeyCorp	21,579	381,733
KKR & Co., Inc., Class A	7,868	397,806
Lazard Ltd., Class A	11,726	426,240
Lincoln National Corp.	7,799	359,222
Loews Corp.	6,490	358,962
LPL Financial Holdings, Inc.	2,049	453,505
M&T Bank Corp.	2,306	419,185

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2022

	Shares	Value
Financials-(continued)
Markel Corp.(b)	298	$355,845
MarketAxess Holdings, Inc.	1,437	357,224
Marsh & McLennan Cos., Inc.	2,596	418,917
MetLife, Inc.	6,157	396,080
MGIC Investment Corp.	31,260	446,705
Moody’s Corp.	1,482	421,659
Morgan Stanley	5,029	428,571
Morningstar, Inc.	1,647	375,500
MSCI, Inc.	963	432,618
Nasdaq, Inc.	7,700	458,381
New York Community Bancorp, Inc.(c)	42,076	411,924
Northern Trust Corp.	4,098	389,679
Old Republic International Corp.	18,227	398,078
OneMain Holdings, Inc.	10,145	354,365
PacWest Bancorp	13,998	368,567
Pinnacle Financial Partners, Inc.	5,219	421,225
PNC Financial Services Group, Inc. (The)	2,450	387,100
Popular, Inc.	4,888	377,451
Primerica, Inc.	3,282	415,994
Principal Financial Group, Inc.	5,884	439,888
Progressive Corp. (The)	3,418	419,218
Prosperity Bancshares, Inc.(c)	5,670	401,890
Prudential Financial, Inc.	4,022	385,107
Raymond James Financial, Inc.	4,365	455,575
Regions Financial Corp.	19,745	427,874
Reinsurance Group of America, Inc.	3,338	418,452
RenaissanceRe Holdings Ltd. (Bermuda)	2,567	347,212
Rithm Capital Corp.(c)	41,860	394,740
Robinhood Markets, Inc., Class A(b)(c)	54,279	518,364
Rocket Cos., Inc., Class A(c)	54,819	433,070
Ryan Specialty Holdings, Inc., Class A(b)(c)	10,786	456,895
S&P Global, Inc.	1,191	419,446
SEI Investments Co.	7,242	396,137
Signature Bank	2,117	369,120
SLM Corp.	22,328	341,172
SoFi Technologies, Inc.(b)(c)	64,423	381,384
Starwood Property Trust, Inc.	18,380	421,453
State Street Corp.	5,987	409,211
Stifel Financial Corp.	6,620	392,632
SVB Financial Group(b)	914	371,559
Synchrony Financial	9,977	326,747
Synovus Financial Corp.	10,422	418,548
T. Rowe Price Group, Inc.(c)	3,468	416,160
TFS Financial Corp.(c)	28,012	400,572
Tradeweb Markets, Inc., Class A	5,788	402,787
Travelers Cos., Inc. (The)	2,305	372,580
Truist Financial Corp.	8,204	384,275
U.S. Bancorp	8,264	376,921
Umpqua Holdings Corp.	23,064	409,155
Unum Group	11,423	432,361
Upstart Holdings, Inc.(b)(c)	10,954	283,709
UWM Holdings Corp.(c)	112,842	408,488
Virtu Financial, Inc., Class A	16,585	380,792
Voya Financial, Inc.	6,371	392,008
W.R. Berkley Corp.	5,736	371,693
Webster Financial Corp.	8,486	399,266
Wells Fargo & Co.	10,015	437,756
Western Alliance Bancorporation	5,242	402,166
White Mountains Insurance Group Ltd.(c)	311	426,070
Willis Towers Watson PLC	1,980	409,523

	Shares	Value
Financials-(continued)
Wintrust Financial Corp.	4,800	$404,832
Zions Bancorporation N.A.	7,208	396,656

		56,952,283

Health Care-9.92%
10X Genomics, Inc., Class A(b)(c)	12,198	402,412
Abbott Laboratories	4,641	476,399
AbbVie, Inc.	3,499	470,476
ABIOMED, Inc.(b)	2,096	543,451
Acadia Healthcare Co., Inc.(b)	7,332	600,711
Agilent Technologies, Inc.	4,141	531,083
agilon health, inc.(b)(c)	25,352	526,815
Align Technology, Inc.(b)	1,996	486,425
Alnylam Pharmaceuticals, Inc.(b)	3,588	741,532
Amedisys, Inc.(b)(c)	4,155	492,160
AmerisourceBergen Corp.	7,401	1,084,691
Amgen, Inc.	2,071	497,661
Avantor, Inc.(b)	15,784	393,179
Azenta, Inc.(c)	5,057	266,554
Baxter International, Inc.	7,112	408,656
Becton, Dickinson and Co.	2,049	517,209
Biogen, Inc.(b)	2,452	479,072
BioMarin Pharmaceutical, Inc.(b)	6,558	584,974
Bio-Rad Laboratories, Inc., Class A(b)	1,004	486,980
Bio-Techne Corp.	1,483	492,074
Boston Scientific Corp.(b)	13,493	543,903
Bristol-Myers Squibb Co.	6,614	445,850
Bruker Corp.	7,898	442,288
Cardinal Health, Inc.	9,500	671,840
Catalent, Inc.(b)	4,638	408,144
Centene Corp.(b)	6,248	560,695
Certara, Inc.(b)(c)	25,556	400,463
Change Healthcare, Inc.(b)	15,414	378,722
Charles River Laboratories International, Inc.(b)	2,277	467,354
Chemed Corp.	1,071	509,999
Cigna Corp.	1,967	557,546
Cooper Cos., Inc. (The)	1,533	440,645
CVS Health Corp.	11,516	1,130,295
Danaher Corp.	1,996	538,740
DaVita, Inc.(b)	5,352	456,472
Definitive Healthcare Corp.(b)(c)	18,612	373,729
DENTSPLY SIRONA, Inc.	13,643	447,081
DexCom, Inc.(b)	6,766	556,233
Doximity, Inc., Class A(b)(c)	13,904	461,474
Edwards Lifesciences Corp.(b)	5,442	490,324
Elanco Animal Health, Inc.(b)	23,054	348,807
Elevance Health, Inc.	1,045	506,940
Eli Lilly and Co.	1,659	499,741
Encompass Health Corp.	8,625	418,916
Enhabit, Inc.(b)	4,270	70,882
Enovis Corp.(b)(c)	7,898	400,034
Envista Holdings Corp.(b)(c)	13,197	489,477
Exact Sciences Corp.(b)(c)	12,470	443,308
Exelixis, Inc.(b)	26,909	477,366
Gilead Sciences, Inc.	8,259	524,199
Globus Medical, Inc., Class A(b)(c)	8,750	517,912
Guardant Health, Inc.(b)(c)	12,565	629,004
HCA Healthcare, Inc.	2,677	529,698
Henry Schein, Inc.(b)	6,427	471,806

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2022

	Shares	Value
Health Care-(continued)
Hologic, Inc.(b)	7,056	$476,703
Horizon Therapeutics PLC(b)	5,843	345,964
Humana, Inc.	1,118	538,630
ICU Medical, Inc.(b)(c)	2,915	463,485
IDEXX Laboratories, Inc.(b)	1,467	509,959
Illumina, Inc.(b)	2,502	504,503
Incyte Corp.(b)	7,032	495,264
Insulet Corp.(b)	2,380	608,019
Integra LifeSciences Holdings Corp.(b)	8,571	408,922
Intuitive Surgical, Inc.(b)	2,467	507,561
Ionis Pharmaceuticals, Inc.(b)(c)	13,939	592,686
IQVIA Holdings, Inc.(b)(c)	2,403	511,022
Jazz Pharmaceuticals PLC(b)	3,316	514,709
Johnson & Johnson	2,846	459,174
Laboratory Corp. of America Holdings	2,207	497,171
Maravai LifeSciences Holdings, Inc., Class A(b)	18,012	375,910
Masimo Corp.(b)	3,835	563,323
McKesson Corp.	3,424	1,256,608
Medtronic PLC	5,405	475,208
Merck & Co., Inc.	5,727	488,857
Mettler-Toledo International, Inc.(b)	262	317,665
Mirati Therapeutics, Inc.(b)	8,946	724,894
Moderna, Inc.(b)	3,770	498,658
Molina Healthcare, Inc.(b)	1,859	627,171
Natera, Inc.(b)(c)	14,239	701,413
Neurocrine Biosciences, Inc.(b)	5,212	545,332
Novavax, Inc.(b)(c)	11,687	386,138
Novocure Ltd.(b)(c)	7,949	652,851
Oak Street Health, Inc.(b)(c)	31,429	823,440
Organon & Co.	14,492	413,457
Penumbra, Inc.(b)(c)	3,967	651,262
PerkinElmer, Inc.	3,455	466,632
Perrigo Co. PLC	12,914	483,242
Pfizer, Inc.	9,933	449,270
Premier, Inc., Class A	13,625	480,145
QIAGEN N.V.(b)	10,979	498,776
Quest Diagnostics, Inc.	3,762	471,416
QuidelOrtho Corp.(b)(c)	4,814	381,558
Regeneron Pharmaceuticals, Inc.(b)	868	504,360
Repligen Corp.(b)(c)	3,279	719,314
ResMed, Inc.	2,373	521,870
Royalty Pharma PLC, Class A	12,527	523,754
Sarepta Therapeutics, Inc.(b)(c)	7,532	823,850
Seagen, Inc.(b)	3,294	508,231
Signify Health, Inc., Class A(b)(c)	38,385	1,070,941
Sotera Health Co.(b)(c)	23,358	394,984
STERIS PLC	2,386	480,493
Stryker Corp.	2,383	488,992
Syneos Health, Inc.(b)	7,437	447,038
Tandem Diabetes Care, Inc.(b)(c)	8,450	386,503
Teladoc Health, Inc.(b)(c)	15,596	484,412
Teleflex, Inc.	1,884	426,274
Tenet Healthcare Corp.(b)	8,890	502,285
Thermo Fisher Scientific, Inc.	939	512,055
Ultragenyx Pharmaceutical, Inc.(b)(c)	9,515	453,770
United Therapeutics Corp.(b)	2,192	496,751
UnitedHealth Group, Inc.	1,044	542,180
Universal Health Services, Inc., Class B	4,626	452,608
Veeva Systems, Inc., Class A(b)	2,657	529,593

	Shares	Value
Health Care-(continued)
Vertex Pharmaceuticals, Inc.(b)	1,914	$539,289
Viatris, Inc.	45,327	432,873
Waters Corp.(b)	948	283,073
West Pharmaceutical Services, Inc.	1,666	494,286
Zimmer Biomet Holdings, Inc.	4,542	482,905
Zoetis, Inc.	3,060	478,982

		61,241,065

Industrials-10.35%
3M Co.(c)	2,256	280,534
A.O. Smith Corp.	5,437	306,919
Acuity Brands, Inc.	1,799	294,910
Advanced Drainage Systems, Inc.	3,290	446,453
AECOM	4,718	345,122
AGCO Corp.	2,693	292,756
Air Lease Corp.	9,438	343,166
Alaska Air Group, Inc.(b)	7,793	339,463
Allegion PLC	3,027	287,868
Allison Transmission Holdings, Inc.	7,637	276,918
AMERCO(c)	688	361,661
American Airlines Group, Inc.(b)	24,117	313,280
AMETEK, Inc.	2,706	325,153
Armstrong World Industries, Inc.	3,856	323,865
Avis Budget Group, Inc.(b)(c)	1,859	311,159
Axon Enterprise, Inc.(b)	3,383	394,728
AZEK Co., Inc. (The)(b)(c)	16,588	302,731
Boeing Co. (The)(b)	2,298	368,254
Booz Allen Hamilton Holding Corp.	3,666	350,836
Builders FirstSource, Inc.(b)	5,499	322,296
BWX Technologies, Inc.	5,940	309,652
C.H. Robinson Worldwide, Inc.	2,949	336,628
CACI International, Inc., Class A(b)	1,339	376,085
Carlisle Cos., Inc.	1,227	362,775
Carrier Global Corp.	8,272	323,601
Caterpillar, Inc.	1,496	276,326
ChargePoint Holdings, Inc., (Acquired 6/25/2021 - 4/1/2022; Cost $2,470,555)(b)(c)(e)	95,375	1,551,751
Cintas Corp.	861	350,289
Clarivate PLC(b)(c)	26,096	304,540
Clean Harbors, Inc.(b)	14,114	1,657,266
Copa Holdings S.A., Class A (Panama)(c)	5,309	378,001
Copart, Inc.(b)	3,016	360,864
Core & Main, Inc., Class A(b)(c)	13,551	319,397
CoStar Group, Inc.(b)	13,641	949,959
Crane Holdings Co.	3,402	321,013
CSX Corp.	10,365	328,052
Cummins, Inc.	1,536	330,808
Curtiss-Wright Corp.	2,302	338,831
Deere & Co.	927	338,587
Delta Air Lines, Inc.(b)	10,029	311,601
Donaldson Co., Inc.	6,282	322,581
Dover Corp.	2,460	307,402
Driven Brands Holdings, Inc.(b)(c)	11,684	367,228
Dun & Bradstreet Holdings, Inc.	24,319	346,546
Eaton Corp. PLC	2,318	316,731
Emerson Electric Co.	3,560	290,994
Equifax, Inc.	1,700	320,875
Esab Corp.	6,748	277,275
Expeditors International of Washington, Inc.	3,119	320,914

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2022

	Shares	Value
Industrials-(continued)
Fastenal Co.	27,811	$1,399,728
FedEx Corp.	1,318	277,848
Flowserve Corp.(c)	10,315	314,298
Fortive Corp.	5,375	340,399
Fortune Brands Home & Security, Inc.	4,911	301,683
FTI Consulting, Inc.(b)(c)	1,876	301,286
Gates Industrial Corp. PLC(b)(c)	26,537	284,477
Generac Holdings, Inc.(b)(c)	1,227	270,443
General Dynamics Corp.	1,433	328,057
General Electric Co.	4,425	324,972
Graco, Inc.	5,170	330,053
GXO Logistics, Inc.(b)	6,362	282,346
Hayward Holdings, Inc.(b)(c)	20,616	216,674
HEICO Corp.(c)	2,265	344,959
Hertz Global Holdings, Inc.(b)(c)	17,698	326,705
Hexcel Corp.	26,509	1,555,283
Honeywell International, Inc.	1,648	312,049
Howmet Aerospace, Inc.	9,285	328,968
Hubbell, Inc.	1,679	346,378
Huntington Ingalls Industries, Inc.	1,499	345,160
IAA, Inc.(b)	9,185	342,233
IDEX Corp.	1,715	345,075
Illinois Tool Works, Inc.	1,648	321,080
Ingersoll Rand, Inc.	6,808	322,495
ITT, Inc.	4,458	323,339
J.B. Hunt Transport Services, Inc.	1,893	329,420
Jacobs Solutions, Inc.	2,446	304,723
JetBlue Airways Corp.(b)(c)	37,188	289,695
Johnson Controls International PLC	6,117	331,174
KBR, Inc.	7,607	367,418
Kirby Corp.(b)	4,748	318,401
Knight-Swift Transportation Holdings, Inc.	6,610	333,871
L3Harris Technologies, Inc.	1,356	309,426
Landstar System, Inc.(c)	2,094	307,043
Leidos Holdings, Inc.	3,618	343,891
Lennox International, Inc.	1,549	371,946
Lincoln Electric Holdings, Inc.(c)	2,384	325,869
Lockheed Martin Corp.	747	313,822
Lyft, Inc., Class A(b)(c)	21,134	311,304
ManpowerGroup, Inc.	3,850	282,282
Masco Corp.	5,975	303,948
MasTec, Inc.(b)(c)	4,022	323,771
MDU Resources Group, Inc.	11,659	351,519
Mercury Systems, Inc.(b)(c)	5,132	247,003
Middleby Corp. (The)(b)(c)	2,265	325,752
MSA Safety, Inc.	2,585	307,253
MSC Industrial Direct Co., Inc., Class A	3,876	307,018
Nielsen Holdings PLC	14,150	393,936
Nordson Corp.	1,516	344,390
Norfolk Southern Corp.	1,370	333,088
Northrop Grumman Corp.	670	320,253
nVent Electric PLC	9,214	303,693
Old Dominion Freight Line, Inc.	1,262	342,519
Oshkosh Corp.	3,466	276,448
Otis Worldwide Corp.	4,380	316,324
Owens Corning	3,670	299,949
PACCAR, Inc.	3,543	310,048
Parker-Hannifin Corp.	1,193	316,145
Pentair PLC	6,618	294,501
Plug Power, Inc.(b)(c)	84,157	2,359,762

	Shares	Value
Industrials-(continued)
Quanta Services, Inc.	2,458	$347,315
Raytheon Technologies Corp.	3,329	298,778
Regal Rexnord Corp.	2,572	353,881
Republic Services, Inc.	9,900	1,412,928
Robert Half International, Inc.	3,707	285,328
Rockwell Automation, Inc.	1,499	355,173
Rollins, Inc.	9,811	331,219
Ryder System, Inc.	3,977	304,002
Schneider National, Inc., Class B	13,232	302,484
Science Applications International Corp.	4,007	364,917
Sensata Technologies Holding PLC	6,858	276,240
SiteOne Landscape Supply, Inc.(b)(c)	2,738	342,688
Snap-on, Inc.	1,494	325,483
Southwest Airlines Co.(b)	8,634	316,868
Spirit AeroSystems Holdings, Inc., Class A	10,407	313,251
Stanley Black & Decker, Inc.	2,846	250,733
Stericycle, Inc.(b)(c)	28,744	1,439,787
Sunrun, Inc.(b)(c)	52,394	1,730,574
Tetra Tech, Inc.	2,410	327,302
Textron, Inc.	4,979	310,590
Timken Co. (The)	23,979	1,510,437
Toro Co. (The)	3,844	318,783
Trane Technologies PLC	2,381	366,841
TransDigm Group, Inc.	560	336,218
TransUnion	3,848	284,252
Trex Co., Inc.(b)(c)	5,549	259,638
Uber Technologies, Inc.(b)	14,578	419,263
Union Pacific Corp.	1,473	330,703
United Airlines Holdings, Inc.(b)	8,477	296,780
United Parcel Service, Inc., Class B	1,726	335,724
United Rentals, Inc.(b)	1,140	332,926
Univar Solutions, Inc.(b)	46,246	1,166,324
Valmont Industries, Inc.	1,304	360,973
Verisk Analytics, Inc.	1,910	357,476
Vertiv Holdings Co.(c)	36,848	424,857
W.W. Grainger, Inc.	647	359,046
Wabtec Corp.	3,449	302,305
Waste Management, Inc.	8,396	1,419,176
Watsco, Inc.(c)	1,247	339,221
WESCO International, Inc.(b)	2,534	333,677
WillScot Mobile Mini Holdings Corp.(b)	8,962	359,735
Woodward, Inc.	3,293	306,479
XPO Logistics, Inc.(b)	6,248	327,520
Xylem, Inc.	4,009	365,220

		63,891,352

Information Technology-14.34%
Accenture PLC, Class A	1,089	314,133
Adobe, Inc.(b)	946	353,274
Advanced Micro Devices, Inc.(b)	4,039	342,790
Affirm Holdings, Inc.(b)(c)	16,382	383,830
Akamai Technologies, Inc.(b)	3,939	355,613
Allegro MicroSystems, Inc. (Japan)(b)	16,222	378,297
Alteryx, Inc., Class A(b)(c)	7,485	466,465
Amdocs Ltd.	4,572	390,769
Amphenol Corp., Class A	5,409	397,724
Analog Devices, Inc.	2,379	360,490
ANSYS, Inc.(b)	1,501	372,698
Apple, Inc.	2,659	418,048
Applied Materials, Inc.	3,674	345,613

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2022

	Shares	Value
Information Technology-(continued)
AppLovin Corp., Class A(b)(c)	10,461	$257,654
Arista Networks, Inc.(b)	28,946	3,470,047
Arrow Electronics, Inc.(b)	3,076	322,396
Aspen Technology, Inc.(b)(c)	1,940	408,564
Atlassian Corp. PLC, Class A(b)	2,005	496,558
Autodesk, Inc.(b)	2,024	408,322
Automatic Data Processing, Inc.	1,488	363,682
Avalara, Inc.(b)	4,943	452,729
Avnet, Inc.	7,974	349,979
Bentley Systems, Inc., Class B	11,022	405,279
Bill.com Holdings, Inc.(b)(c)	2,692	435,781
Black Knight, Inc.(b)	5,548	367,056
Block, Inc., Class A(b)(c)	4,844	333,800
Broadcom, Inc.	693	345,883
Broadridge Financial Solutions, Inc.	2,785	476,708
Cadence Design Systems, Inc.(b)	2,421	420,697
CCC Intelligent Solutions Holdings, Inc.(b)(c)	40,389	386,119
CDW Corp.	2,179	371,955
Ceridian HCM Holding, Inc.(b)	7,629	454,994
Ciena Corp.(b)	60,460	3,067,740
Cirrus Logic, Inc.(b)	4,810	368,879
Cisco Systems, Inc.	61,400	2,745,808
Citrix Systems, Inc.	3,870	397,720
Cloudflare, Inc., Class A(b)(c)	8,262	516,953
Cognex Corp.	6,945	292,454
Cognizant Technology Solutions Corp., Class A	5,201	328,547
Concentrix Corp.	2,432	305,897
Confluent, Inc., Class A(b)(c)	18,300	500,688
Corning, Inc.	10,924	374,912
Coupa Software, Inc.(b)(c)	6,505	379,892
Crowdstrike Holdings, Inc., Class A(b)(c)	2,199	401,559
Datadog, Inc., Class A(b)	4,013	421,164
Dell Technologies, Inc., Class C	7,435	284,686
DocuSign, Inc.(b)	5,901	343,556
Dolby Laboratories, Inc., Class A	4,956	362,977
DoubleVerify Holdings, Inc.(b)(c)	16,372	423,216
Dropbox, Inc., Class A(b)	16,982	363,245
DXC Technology Co.(b)	11,019	273,051
Dynatrace, Inc.(b)	8,881	339,077
Elastic N.V.(b)	5,430	455,631
Enphase Energy, Inc.(b)	6,795	1,946,360
Entegris, Inc.	3,504	332,460
EPAM Systems, Inc.(b)	1,236	527,154
Euronet Worldwide, Inc.(b)	2,862	253,745
F5, Inc.(b)	2,325	365,165
Fair Isaac Corp.(b)	784	352,330
Fidelity National Information Services, Inc.	3,206	292,932
First Solar, Inc.(b)	19,989	2,549,597
Fiserv, Inc.(b)	3,319	335,850
Five9, Inc.(b)(c)	4,135	405,685
FleetCor Technologies, Inc.(b)	1,338	284,365
Fortinet, Inc.(b)	6,424	312,785
Gartner, Inc.(b)	1,530	436,540
Genpact Ltd.	7,133	335,108
Global Payments, Inc.	2,694	334,676
GLOBALFOUNDRIES, Inc.(b)(c)	7,227	432,319
Globant S.A.(b)	1,961	413,320
GoDaddy, Inc., Class A(b)	5,210	395,022
Guidewire Software, Inc.(b)(c)	4,848	347,650

	Shares	Value
Information Technology-(continued)
Hewlett Packard Enterprise Co.	25,361	$344,910
HP, Inc.	10,400	298,584
HubSpot, Inc.(b)(c)	1,159	390,629
II-VI Incorporated(b)(c)	7,426	350,730
Informatica, Inc., Class A(b)(c)	18,580	410,061
Intel Corp.	9,220	294,302
International Business Machines Corp.	2,625	337,181
Intuit, Inc.	948	409,327
IPG Photonics Corp.(b)	3,887	352,123
Jabil, Inc.	6,083	366,805
Jack Henry & Associates, Inc.	1,715	329,623
Jamf Holding Corp.(b)(c)	13,983	334,893
Juniper Networks, Inc.	94,036	2,672,503
Keysight Technologies, Inc.(b)	2,218	363,508
KLA Corp.(c)	1,100	378,543
Kyndryl Holdings, Inc.(b)	34,682	361,386
Lam Research Corp.	804	352,080
Lattice Semiconductor Corp.(b)	7,361	396,758
Littelfuse, Inc.	1,191	282,529
Lumentum Holdings, Inc.(b)(c)	33,473	2,796,669
Mandiant, Inc.(b)	16,521	377,670
Manhattan Associates, Inc.(b)	3,158	446,099
Marvell Technology, Inc.	7,268	340,288
Mastercard, Inc., Class A	944	306,205
Microchip Technology, Inc.	5,789	377,732
Micron Technology, Inc.	6,048	341,893
Microsoft Corp.	1,438	375,994
MKS Instruments, Inc.	2,795	278,410
MongoDB, Inc.(b)(c)	1,423	459,430
Monolithic Power Systems, Inc.	860	389,735
Motorola Solutions, Inc.	13,233	3,221,045
National Instruments Corp.	10,982	436,644
nCino, Inc.(b)(c)	11,150	351,671
NCR Corp.(b)	11,007	341,767
NetApp, Inc.	5,467	394,335
New Relic, Inc.(b)	7,949	482,584
NortonLifeLock, Inc.	16,246	366,997
Nutanix, Inc., Class A(b)(c)	24,931	431,306
NVIDIA Corp.	2,177	328,596
Okta, Inc.(b)	4,156	379,858
ON Semiconductor Corp.(b)	6,170	424,311
Oracle Corp.	5,138	380,983
Palantir Technologies, Inc., Class A(b)(c)	43,971	339,456
Palo Alto Networks, Inc.(b)	740	412,039
Paychex, Inc.	2,598	320,437
Paycom Software, Inc.(b)	1,314	461,477
Paycor HCM, Inc.(b)	16,087	476,658
Paylocity Holding Corp.(b)	1,858	447,778
PayPal Holdings, Inc.(b)	4,000	373,760
Pegasystems, Inc.(c)	7,683	281,275
Procore Technologies, Inc.(b)(c)	7,817	426,808
PTC, Inc.(b)	3,443	395,566
Pure Storage, Inc., Class A(b)(c)	13,924	403,378
Qorvo, Inc.(b)	3,629	325,812
QUALCOMM, Inc.	2,738	362,155
RingCentral, Inc., Class A(b)	6,605	284,279
Roper Technologies, Inc.	928	373,594
salesforce.com, inc.(b)	2,116	330,350
SentinelOne, Inc.(b)	16,166	441,493
ServiceNow, Inc.(b)	781	339,438

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2022

	Shares	Value
Information Technology-(continued)
Shift4 Payments, Inc., Class A(b)(c)	9,209	$417,076
Skyworks Solutions, Inc.	3,792	373,702
Smartsheet, Inc., Class A(b)(c)	11,852	394,316
Snowflake, Inc., Class A(b)	2,909	526,384
Splunk, Inc.(b)	3,942	354,898
SS&C Technologies Holdings, Inc.	6,222	346,939
Switch, Inc., Class A	10,690	362,926
Synopsys, Inc.(b)	1,176	406,920
TD SYNNEX Corp.	3,655	351,903
Teledyne Technologies, Inc.(b)	836	307,949
Teradata Corp.(b)(c)	9,831	323,440
Teradyne, Inc.	3,882	328,572
Texas Instruments, Inc.	2,311	381,800
Thoughtworks Holding, Inc.(b)	23,980	315,577
Toast, Inc., Class A(b)	25,993	492,048
Trade Desk, Inc. (The), Class A(b)	6,673	418,397
Trimble, Inc.(b)	5,141	325,168
Twilio, Inc., Class A(b)(c)	4,196	291,958
Tyler Technologies, Inc.(b)	1,127	418,692
Ubiquiti, Inc.(c)	10,351	3,212,847
UiPath, Inc., Class A(b)(c)	18,675	307,204
Unity Software, Inc.(b)(c)	9,851	420,835
Universal Display Corp.	3,161	353,179
VeriSign, Inc.(b)	2,184	397,969
Viasat, Inc.(b)(c)	85,278	3,238,858
Visa, Inc., Class A(c)	1,562	310,385
VMware, Inc., Class A	2,953	342,637
Vontier Corp.	12,938	283,601
Western Digital Corp.(b)	7,150	302,159
Western Union Co. (The)	18,891	279,965
WEX, Inc.(b)	1,898	292,767
Wix.com Ltd. (Israel)(b)	5,770	365,183
Wolfspeed, Inc.(b)(c)	5,520	626,354
Workday, Inc., Class A(b)	2,511	413,210
Zebra Technologies Corp., Class A(b)	988	298,020
Zendesk, Inc.(b)	5,931	455,323
Zoom Video Communications, Inc., Class A(b)(c)	3,178	255,511
Zscaler, Inc.(b)(c)	2,411	383,928

		88,539,712

Materials-8.91%
Air Products and Chemicals, Inc.	5,764	1,455,122
Albemarle Corp.	6,405	1,716,284
Alcoa Corp.	26,993	1,335,614
Amcor PLC	25,166	302,244
AptarGroup, Inc.	3,037	312,234
Ardagh Group S.A.(f)	13,287	282,083
Ardagh Metal Packaging S.A.(c)	49,794	306,233
Ashland, Inc.	13,987	1,423,317
Avery Dennison Corp.	8,574	1,574,358
Axalta Coating Systems Ltd.(b)	12,606	324,604
Ball Corp.	4,578	255,498
Berry Global Group, Inc.(b)	5,596	304,031
Celanese Corp.	10,289	1,140,638
CF Industries Holdings, Inc.	14,964	1,548,175
Chemours Co. (The)	38,716	1,305,891
Cleveland-Cliffs, Inc.(b)(c)	76,466	1,320,568
Corteva, Inc.	19,013	1,167,969
Crown Holdings, Inc.	3,193	289,254

	Shares	Value
Materials-(continued)
Dow, Inc.	24,037	$1,225,887
DuPont de Nemours, Inc.	5,061	281,594
Eagle Materials, Inc.	2,545	304,433
Eastman Chemical Co.	14,525	1,321,775
Ecolab, Inc.	9,179	1,503,796
Element Solutions, Inc.	70,856	1,322,881
FMC Corp.	12,852	1,389,044
Freeport-McMoRan, Inc.	37,410	1,107,336
Ginkgo Bioworks Holdings, Inc.(b)(c)	186,319	501,198
Graphic Packaging Holding Co.	14,835	330,375
Huntsman Corp.	45,963	1,287,883
International Flavors & Fragrances, Inc.	11,843	1,308,415
International Paper Co.	31,316	1,303,372
Linde PLC (United Kingdom)	4,605	1,302,570
Louisiana-Pacific Corp.	5,091	276,085
LyondellBasell Industries N.V., Class A	14,339	1,190,137
Martin Marietta Materials, Inc.	966	335,888
Mosaic Co. (The)	25,745	1,386,883
MP Materials Corp.(b)(c)	38,725	1,354,988
NewMarket Corp.	4,651	1,335,814
Newmont Corp.	22,019	910,706
Nucor Corp.	11,830	1,572,680
Olin Corp.	26,787	1,464,177
Packaging Corp. of America	2,086	285,615
PPG Industries, Inc.	2,680	340,306
Reliance Steel & Aluminum Co.	7,664	1,440,679
Royal Gold, Inc.	12,896	1,185,142
RPM International, Inc.	3,925	365,653
Scotts Miracle-Gro Co. (The)	15,906	1,064,907
Sealed Air Corp.	5,175	278,467
Sherwin-Williams Co. (The)	1,341	311,246
Silgan Holdings, Inc.	7,343	334,474
Sonoco Products Co.	5,591	352,345
Southern Copper Corp. (Peru)	23,946	1,127,138
SSR Mining, Inc. (Canada)	74,767	1,008,607
Steel Dynamics, Inc.	19,116	1,543,043
United States Steel Corp.	66,949	1,531,124
Valvoline, Inc.	44,918	1,305,766
Vulcan Materials Co.	2,029	337,808
Westlake Corp.	12,870	1,269,368
WestRock Co.	7,001	284,171

		55,047,893

Real Estate-8.61%
Alexandria Real Estate Equities, Inc.	5,656	867,630
American Homes 4 Rent, Class A	23,003	817,987
American Tower Corp.	3,187	809,657
Americold Realty Trust, Inc.	26,545	780,954
Apartment Income REIT Corp.	19,167	782,972
AvalonBay Communities, Inc.	4,098	823,329
Boston Properties, Inc.	8,344	662,764
Brixmor Property Group, Inc.	38,018	816,627
Camden Property Trust	5,997	770,674
CBRE Group, Inc., Class A(b)	10,746	848,504
Cousins Properties, Inc.	25,563	686,367
Crown Castle, Inc.	4,801	820,155
CubeSmart	19,042	876,884
Digital Realty Trust, Inc.	5,953	735,969
Douglas Emmett, Inc.	32,774	639,749
Duke Realty Corp.	14,355	844,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2022

	Shares	Value
Real Estate-(continued)
EastGroup Properties, Inc.	4,948	$816,568
EPR Properties	16,875	733,894
Equinix, Inc.	1,201	789,501
Equity LifeStyle Properties, Inc.	10,902	764,230
Equity Residential	11,083	811,054
Essex Property Trust, Inc.	2,988	791,999
Extra Space Storage, Inc.	4,748	943,570
Federal Realty Investment Trust	7,998	809,957
First Industrial Realty Trust, Inc.	16,075	814,681
Gaming and Leisure Properties, Inc.	17,154	828,024
Healthcare Realty Trust, Inc.	27,603	671,305
Healthpeak Properties, Inc.	31,504	826,980
Highwoods Properties, Inc.	22,440	682,400
Host Hotels & Resorts, Inc.	43,727	777,029
Howard Hughes Corp. (The)(b)(c)	11,600	738,108
Hudson Pacific Properties, Inc.	45,428	600,104
Invitation Homes, Inc.	22,430	813,760
Iron Mountain, Inc.(c)	15,980	840,708
JBG SMITH Properties(c)	32,389	711,586
Jones Lang LaSalle, Inc.(b)	4,625	800,125
Kilroy Realty Corp.	14,940	728,624
Kimco Realty Corp.	39,670	836,244
Lamar Advertising Co., Class A(c)	8,695	816,374
Life Storage, Inc.	7,167	912,001
Medical Properties Trust, Inc.(c)	51,253	748,806
Mid-America Apartment Communities, Inc.	4,717	781,465
National Retail Properties, Inc.	18,692	839,271
National Storage Affiliates Trust	16,230	819,940
Omega Healthcare Investors, Inc.	27,202	888,417
Opendoor Technologies, Inc.(b)(c)	149,616	647,837
Park Hotels & Resorts, Inc.(c)	49,005	686,070
Prologis, Inc.	6,658	828,988
Public Storage	2,527	836,007
Rayonier, Inc.	20,573	730,753
Realty Income Corp.	11,824	807,343
Regency Centers Corp.	13,154	800,289
Rexford Industrial Realty, Inc.	12,809	796,848
SBA Communications Corp., Class A	2,553	830,363
Simon Property Group, Inc.	7,858	801,359
SL Green Realty Corp.	15,108	667,320
Spirit Realty Capital, Inc.	20,579	840,652
STORE Capital Corp.	29,926	807,404
Sun Communities, Inc.	4,994	767,628
UDR, Inc.	17,839	800,436
Ventas, Inc.	15,322	733,311
VICI Properties, Inc.(c)	26,314	868,099
Vornado Realty Trust	26,209	687,200
W.P. Carey, Inc.(c)	9,297	781,227
Welltower, Inc.	9,774	749,177
WeWork, Inc.(b)(c)	140,680	576,788
Weyerhaeuser Co.	22,327	762,690
Zillow Group, Inc., Class C(b)(c)	24,362	815,153

		53,144,681

Utilities-8.56%
AES Corp. (The)	62,567	1,592,330
Alliant Energy Corp.	21,959	1,340,377
Ameren Corp.	14,677	1,359,384
American Electric Power Co., Inc.	13,496	1,352,299
American Water Works Co., Inc.	9,040	1,341,988

	Shares	Value
Utilities-(continued)
Atmos Energy Corp.	11,519	$1,306,024
Avangrid, Inc.	28,036	1,384,978
Brookfield Renewable Corp., Class A	34,384	1,320,002
CenterPoint Energy, Inc.	43,432	1,369,411
CMS Energy Corp.	19,491	1,316,422
Consolidated Edison, Inc.	13,858	1,354,481
Constellation Energy Corp.	20,976	1,711,432
Dominion Energy, Inc.	16,358	1,338,084
DTE Energy Co.	10,267	1,338,201
Duke Energy Corp.	12,202	1,304,516
Edison International	19,968	1,353,231
Entergy Corp.	11,339	1,307,387
Essential Utilities, Inc.	28,810	1,416,012
Evergy, Inc.	19,985	1,369,572
Eversource Energy	15,189	1,362,301
Exelon Corp.	28,902	1,269,087
FirstEnergy Corp.	32,853	1,299,336
Hawaiian Electric Industries, Inc.	31,162	1,219,057
IDACORP, Inc.	12,326	1,346,492
National Fuel Gas Co.	17,787	1,267,680
NextEra Energy, Inc.	16,463	1,400,343
NiSource, Inc.	44,108	1,301,627
NRG Energy, Inc.	31,244	1,289,752
OGE Energy Corp.	33,756	1,368,468
PG&E Corp.(b)(c)	118,908	1,466,136
Pinnacle West Capital Corp.	17,890	1,348,012
PPL Corp.	46,484	1,351,755
Public Service Enterprise Group, Inc.	20,191	1,299,493
Sempra Energy	8,436	1,391,687
Southern Co. (The)	18,373	1,416,007
UGI Corp.	30,936	1,221,972
Vistra Corp.	51,992	1,286,802
WEC Energy Group, Inc.	13,307	1,372,484
Xcel Energy, Inc.	18,545	1,376,966

		52,831,588

Total Common Stocks & Other Equity Interests (Cost $648,538,233)		616,629,022

Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(g) (Cost $19,186)	19,186	19,186

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.87% (Cost $648,557,419)		616,648,208

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-15.62%
Invesco Private Government Fund, 2.29%(d)(g)(h)	26,409,828	26,409,828

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2022

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 2.37%(d)(g)(h)	70,041,235	$70,048,241

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $96,452,523)		96,458,069

TOTAL INVESTMENTS IN SECURITIES-115.49% (Cost $745,009,942)		713,106,277
OTHER ASSETS LESS LIABILITIES-(15.49)%		(95,638,315)

NET ASSETS-100.00%		$617,467,962

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Invesco Ltd.	$ 389,852	$330,140	$(137,450)	$(241,016)	$42,373	$383,899	$15,202

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	-	21,655,713	(21,636,527)	-	-	19,186	1,642

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	16,042,144	171,181,243	(160,813,559)	-	-	26,409,828	171,470	*

Invesco Private Prime Fund	37,431,669	340,805,954	(308,178,230)	5,545	(16,697)	70,048,241	486,182	*

Total	$53,863,665	$533,973,050	$(490,765,766)	$(235,471)	$25,676	$96,861,154	$674,496

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	Restricted security. The value of this security at August 31, 2022 represented less than 1% of the Fund’s Net Assets.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(g)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-3.75%
Activision Blizzard, Inc.	216	$16,954
AT&T, Inc.	788	13,822
Comcast Corp., Class A(b)	380	13,752
Electronic Arts, Inc.	120	15,224
Fox Corp., Class A	335	11,450
Fox Corp., Class B	157	4,964
Interpublic Group of Cos., Inc. (The)	527	14,566
Liberty Media Corp.-Liberty SiriusXM, Class A(c)	132	5,483
Liberty Media Corp.-Liberty SiriusXM, Class C(c)	274	11,333
Lumen Technologies, Inc.	1,398	13,924
Madison Square Garden Sports Corp., Class A(c)	104	16,668
News Corp., Class A	735	12,436
News Corp., Class B	230	3,965
Nexstar Media Group, Inc., Class A	98	18,749
Omnicom Group, Inc.	230	15,387
Paramount Global, Class A	9	238
Paramount Global, Class B(b)	509	11,906
Pinterest, Inc., Class A(c)	883	20,344
Sirius XM Holdings, Inc.(b)	2,650	16,139
T-Mobile US, Inc.(c)	127	18,283
Twitter, Inc.(c)	425	16,469
Verizon Communications, Inc.	325	13,588
Warner Bros Discovery, Inc.(c)	947	12,538
World Wrestling Entertainment, Inc., Class A	249	16,935

		315,117

Consumer Discretionary-14.30%
Aramark	491	17,534
AutoNation, Inc.(c)	139	17,319
AutoZone, Inc.(c)	8	16,954
Bath & Body Works, Inc.	422	15,753
Best Buy Co., Inc.(b)	209	14,774
Booking Holdings, Inc.(c)	8	15,006
BorgWarner, Inc.	416	15,683
Boyd Gaming Corp.	290	15,785
Brunswick Corp.	228	17,034
Burlington Stores, Inc.(b)(c)	102	14,299
Capri Holdings Ltd.(c)	339	15,994
CarMax, Inc.(b)(c)	170	15,035
Carter’s, Inc.	219	16,173
Chipotle Mexican Grill, Inc.(c)	12	19,162
Choice Hotels International, Inc.	135	15,486
Churchill Downs, Inc.	82	16,161
Columbia Sportswear Co.(b)	216	15,388
Darden Restaurants, Inc.	135	16,701
Dick’s Sporting Goods, Inc.	210	22,338
Dollar General Corp.	77	18,281
Dollar Tree, Inc.(c)	106	14,382
Expedia Group, Inc.(c)	136	13,960
Ford Motor Co.	1,234	18,806
General Motors Co.	437	16,698
Gentex Corp.	549	14,982
Genuine Parts Co.	123	19,189
Grand Canyon Education, Inc.(c)	190	15,462
H&R Block, Inc.	481	21,645
Hanesbrands, Inc.	1,410	12,281
Harley-Davidson, Inc.(b)	505	19,478
Consumer Discretionary-(continued)

	Shares	Value
Hasbro, Inc.	187	$14,739
Hilton Worldwide Holdings, Inc.	121	15,411
Home Depot, Inc. (The)	58	16,728
Hyatt Hotels Corp., Class A	188	16,849
Kohl’s Corp.	415	11,794
Las Vegas Sands Corp.(c)	488	18,363
Leggett & Platt, Inc.(b)	444	16,970
Leslie’s, Inc.(b)(c)	885	12,549
Lithia Motors, Inc., Class A(b)	56	14,865
LKQ Corp.	338	17,988
Lowe’s Cos., Inc.	88	17,084
lululemon athletica, inc.(c)	58	17,398
Marriott International, Inc., Class A	98	15,067
Marriott Vacations Worldwide Corp.	118	16,806
Mattel, Inc.(c)	702	15,528
McDonald’s Corp.	68	17,155
Mohawk Industries, Inc.(b)(c)	120	13,243
Newell Brands, Inc.	778	13,887
NVR, Inc.(c)	4	16,560
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	373	20,631
PENN Entertainment, Inc.(b)(c)	525	16,396
Penske Automotive Group, Inc.(b)	144	16,979
Planet Fitness, Inc., Class A(b)(c)	239	16,192
Polaris, Inc.	165	18,690
PulteGroup, Inc.	372	15,126
PVH Corp.	235	13,219
RH(c)	58	14,843
Ross Stores, Inc.	203	17,513
Service Corp. International	239	14,749
Six Flags Entertainment Corp.(b)(c)	570	12,626
Target Corp.	107	17,156
Tempur Sealy International, Inc.(b)	696	17,407
Terminix Global Holdings, Inc.(c)	390	16,633
Thor Industries, Inc.(b)	223	18,065
TJX Cos., Inc. (The)	274	17,084
Toll Brothers, Inc.	335	14,670
Travel + Leisure Co.	331	14,034
Ulta Beauty, Inc.(c)	41	17,215
Vail Resorts, Inc.	67	15,054
Wendy’s Co. (The)	902	17,300
Whirlpool Corp.(b)	93	14,564
Williams-Sonoma, Inc.(b)	134	19,932
Wyndham Hotels & Resorts, Inc.	212	13,852
Yum! Brands, Inc.	140	15,574

		1,202,231

Consumer Staples-8.52%
Albertsons Cos., Inc., Class A	548	15,076
Altria Group, Inc.	309	13,942
Archer-Daniels-Midland Co.	193	16,963
Brown-Forman Corp., Class A	51	3,599
Brown-Forman Corp., Class B	206	14,976
Bunge Ltd.	147	14,578
Campbell Soup Co.(b)	356	17,935
Casey’s General Stores, Inc.	81	17,315
Church & Dwight Co., Inc.	189	15,821
Clorox Co. (The)	119	17,177
Coca-Cola Co. (The)	265	16,353

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)–(continued)

August 31, 2022

	Shares	Value
Consumer Staples-(continued)
Colgate-Palmolive Co.	214	$16,737
Conagra Brands, Inc.	527	18,118
Costco Wholesale Corp.	37	19,318
Flowers Foods, Inc.	633	17,281
General Mills, Inc.	242	18,586
Grocery Outlet Holding Corp.(c)	448	17,974
Hershey Co. (The)	80	17,974
Hormel Foods Corp.	347	17,447
Ingredion, Inc.	175	15,237
JM Smucker Co. (The)	138	19,319
Kellogg Co.	242	17,603
Keurig Dr Pepper, Inc.	495	18,869
Kimberly-Clark Corp.	130	16,578
Kraft Heinz Co. (The)	448	16,755
Kroger Co. (The)	325	15,581
Lamb Weston Holdings, Inc.	251	19,962
McCormick & Co., Inc.	185	15,553
Molson Coors Beverage Co., Class B	305	15,759
Mondelez International, Inc., Class A	266	16,455
Monster Beverage Corp.(c)	190	16,878
PepsiCo, Inc.	101	17,399
Philip Morris International, Inc.	158	15,087
Pilgrim’s Pride Corp.(c)	506	14,406
Post Holdings, Inc.(c)	206	18,285
Procter & Gamble Co. (The)	115	15,863
Reynolds Consumer Products, Inc.(b)	618	17,261
Seaboard Corp.	4	15,449
Spectrum Brands Holdings, Inc.(b)	194	12,220
Sysco Corp.	201	16,526
Tyson Foods, Inc., Class A	190	14,322
US Foods Holding Corp.(c)	513	15,708
Walgreens Boots Alliance, Inc.	386	13,533
Walmart, Inc.	137	18,159

		715,937

Energy-4.28%
Antero Midstream Corp.(b)	1,498	15,085
APA Corp.	351	13,728
Baker Hughes Co., Class A	446	11,266
Chevron Corp.	95	15,016
ConocoPhillips	144	15,761
Continental Resources, Inc.	242	16,899
Coterra Energy, Inc.	474	14,651
Devon Energy Corp.	219	15,466
Diamondback Energy, Inc.	113	15,061
EOG Resources, Inc.	120	14,556
Exxon Mobil Corp.	171	16,346
Halliburton Co.	403	12,142
Hess Corp.(b)	131	15,822
HF Sinclair Corp.	331	17,421
Kinder Morgan, Inc.	835	15,297
Marathon Oil Corp.	532	13,614
Marathon Petroleum Corp.	161	16,221
Occidental Petroleum Corp.	238	16,898
ONEOK, Inc.	250	15,307
Phillips 66	162	14,492
Pioneer Natural Resources Co.	60	15,193
Schlumberger N.V.	358	13,658

	Shares	Value
Energy-(continued)
Valero Energy Corp.	126	$14,757
Williams Cos., Inc. (The)	446	15,177

		359,834

Financials-16.72%
Aflac, Inc.	280	16,638
Alleghany Corp.(c)	21	17,665
Allstate Corp. (The)	124	14,942
Ally Financial, Inc.(b)	394	13,081
American Express Co.	103	15,656
American Financial Group, Inc.	121	15,449
American International Group, Inc.	289	14,956
Annaly Capital Management, Inc.	2,533	16,338
Arch Capital Group Ltd.(c)	357	16,322
Assurant, Inc.	94	14,898
Bank of America Corp.	455	15,293
Bank of Hawaii Corp.	214	16,696
Bank OZK	407	16,496
Berkshire Hathaway, Inc., Class B(c)	55	15,444
BOK Financial Corp.(b)	198	17,596
Brighthouse Financial, Inc.(c)	344	16,357
Capital One Financial Corp.	134	14,180
Cboe Global Markets, Inc.	149	17,578
Chubb Ltd.	80	15,124
Citigroup, Inc.	319	15,570
Citizens Financial Group, Inc.	417	15,296
CME Group, Inc., Class A	84	16,431
CNA Financial Corp.	366	14,076
Comerica, Inc.	207	16,622
Commerce Bancshares, Inc.	246	16,917
Cullen/Frost Bankers, Inc.	138	17,934
Discover Financial Services	150	15,073
East West Bancorp, Inc.	234	16,888
Equitable Holdings, Inc.	572	17,017
Erie Indemnity Co., Class A	103	22,138
Everest Re Group Ltd.	60	16,143
F.N.B. Corp.	1,397	16,652
Fifth Third Bancorp	431	14,719
First Citizens BancShares, Inc., Class A	25	20,299
First Hawaiian, Inc.	661	16,994
First Horizon Corp.	756	17,101
Globe Life, Inc.	172	16,717
Hanover Insurance Group, Inc. (The)	115	14,880
Hartford Financial Services Group, Inc. (The)	235	15,113
Huntington Bancshares, Inc.	1,230	16,482
JPMorgan Chase & Co.	129	14,671
KeyCorp	857	15,160
Lazard Ltd., Class A	488	17,739
Lincoln National Corp.	303	13,956
Loews Corp.	258	14,270
LPL Financial Holdings, Inc.	87	19,256
M&T Bank Corp.	96	17,451
MetLife, Inc.	251	16,147
MGIC Investment Corp.	1,212	17,319
Morgan Stanley	197	16,788
New York Community Bancorp, Inc.(b)	1,688	16,525
OneMain Holdings, Inc.	388	13,553
PacWest Bancorp	531	13,981
Pinnacle Financial Partners, Inc.	209	16,868
PNC Financial Services Group, Inc. (The)	97	15,326

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)–(continued)

August 31, 2022

	Shares	Value
Financials-(continued)
Popular, Inc.	207	$15,985
Primerica, Inc.	138	17,491
Principal Financial Group, Inc.	239	17,868
Progressive Corp. (The)	141	17,294
Prosperity Bancshares, Inc.	233	16,515
Prudential Financial, Inc.	163	15,607
Raymond James Financial, Inc.	171	17,847
Regions Financial Corp.	794	17,206
Reinsurance Group of America, Inc.	134	16,798
Rithm Capital Corp.(b)	1,477	13,928
Rocket Cos., Inc., Class A(b)	1,943	15,350
SEI Investments Co.	290	15,863
Starwood Property Trust, Inc.	703	16,120
Stifel Financial Corp.	265	15,717
SVB Financial Group(c)	36	14,635
Synchrony Financial	465	15,229
Synovus Financial Corp.	399	16,024
TFS Financial Corp.	1,122	16,045
Travelers Cos., Inc. (The)	97	15,679
Truist Financial Corp.	342	16,019
U.S. Bancorp	332	15,142
Umpqua Holdings Corp.	958	16,995
Unum Group	471	17,827
Virtu Financial, Inc., Class A	660	15,154
Voya Financial, Inc.	247	15,198
W.R. Berkley Corp.	237	15,358
Webster Financial Corp.	346	16,279
Wells Fargo & Co.	370	16,173
Western Alliance Bancorporation	210	16,111
Willis Towers Watson PLC	82	16,960
Wintrust Financial Corp.	193	16,278
Zions Bancorporation N.A.	299	16,454

		1,405,930

Health Care-9.85%
Abbott Laboratories	145	14,884
AbbVie, Inc.	115	15,463
Acadia Healthcare Co., Inc.(c)	248	20,319
AmerisourceBergen Corp.	112	16,415
Amgen, Inc.	68	16,340
Avantor, Inc.(c)	524	13,053
Azenta, Inc.	223	11,754
Baxter International, Inc.	224	12,871
Becton, Dickinson and Co.	67	16,912
Biogen, Inc.(c)	84	16,412
BioMarin Pharmaceutical, Inc.(c)	225	20,070
Boston Scientific Corp.(c)	419	16,890
Bristol-Myers Squibb Co.	223	15,032
Centene Corp.(c)	206	18,486
Chemed Corp.	35	16,667
Cigna Corp.	64	18,141
CVS Health Corp.	173	16,980
DaVita, Inc.(c)	176	15,011
Elevance Health, Inc.	34	16,494
Eli Lilly and Co.	54	16,266
Encompass Health Corp.	258	12,531
Enhabit, Inc.(c)	129	2,141
Envista Holdings Corp.(c)	398	14,762
Exelixis, Inc.(c)	905	16,055
Gilead Sciences, Inc.	258	16,375

	Shares	Value
Health Care-(continued)
Henry Schein, Inc.(c)	198	$14,535
Hologic, Inc.(c)	224	15,133
Humana, Inc.	38	18,308
ICU Medical, Inc.(b)(c)	93	14,787
Incyte Corp.(b)(c)	223	15,706
Insulet Corp.(c)	81	20,693
Integra LifeSciences Holdings Corp.(c)	275	13,120
Johnson & Johnson	95	15,327
Laboratory Corp. of America Holdings	68	15,318
Maravai LifeSciences Holdings, Inc., Class A(c)	529	11,040
McKesson Corp.	52	19,084
Medtronic PLC	171	15,034
Merck & Co., Inc.	184	15,706
Molina Healthcare, Inc.(c)	59	19,905
Neurocrine Biosciences, Inc.(c)	185	19,357
Pfizer, Inc.	320	14,474
Premier, Inc., Class A	454	15,999
QIAGEN N.V.(c)	371	16,855
Quest Diagnostics, Inc.	121	15,162
QuidelOrtho Corp.(c)	180	14,267
Regeneron Pharmaceuticals, Inc.(c)	26	15,108
Royalty Pharma PLC, Class A	421	17,602
Sotera Health Co.(b)(c)	790	13,359
Thermo Fisher Scientific, Inc.	31	16,905
Universal Health Services, Inc., Class B	139	13,600
Vertex Pharmaceuticals, Inc.(c)	62	17,469
Viatris, Inc.	1,385	13,227
Zimmer Biomet Holdings, Inc.	140	14,885

		828,289

Industrials-14.75%
3M Co.(b)	114	14,176
Alaska Air Group, Inc.(c)	359	15,638
Allegion PLC	154	14,645
Allison Transmission Holdings, Inc.	413	14,975
AMETEK, Inc.	139	16,702
Axon Enterprise, Inc.(c)	172	20,069
Booz Allen Hamilton Holding Corp.	196	18,757
BWX Technologies, Inc.	332	17,307
C.H. Robinson Worldwide, Inc.	157	17,922
CACI International, Inc., Class A(c)	60	16,852
Carlisle Cos., Inc.	67	19,809
Caterpillar, Inc.	78	14,407
Clean Harbors, Inc.(c)	176	20,666
Copa Holdings S.A., Class A (Panama)(b)	244	17,373
CoStar Group, Inc.(c)	273	19,012
Cummins, Inc.	82	17,660
Curtiss-Wright Corp.	118	17,368
Deere & Co.	48	17,532
Delta Air Lines, Inc.(c)	422	13,112
Donaldson Co., Inc.	336	17,254
Emerson Electric Co.	189	15,449
Flowserve Corp.(b)	530	16,149
Fortive Corp.	273	17,289
FTI Consulting, Inc.(c)	100	16,060
Gates Industrial Corp. PLC(b)(c)	1,332	14,279
General Dynamics Corp.	74	16,941
HEICO Corp.	48	7,310
HEICO Corp., Class A	85	10,419
Hexcel Corp.	292	17,132

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)–(continued)

August 31, 2022

	Shares	Value
Industrials-(continued)
Honeywell International, Inc.	87	$16,474
Howmet Aerospace, Inc.	468	16,581
Hubbell, Inc.	90	18,567
Huntington Ingalls Industries, Inc.	81	18,651
IDEX Corp.	88	17,707
Illinois Tool Works, Inc.	83	16,171
Jacobs Solutions, Inc.	121	15,074
Knight-Swift Transportation Holdings, Inc.	351	17,729
L3Harris Technologies, Inc.	71	16,202
Landstar System, Inc.	112	16,423
Leidos Holdings, Inc.	164	15,588
Lincoln Electric Holdings, Inc.	123	16,813
Lockheed Martin Corp.	39	16,384
ManpowerGroup, Inc.	201	14,737
Masco Corp.	301	15,312
Middleby Corp. (The)(b)(c)	116	16,683
MSA Safety, Inc.	136	16,165
MSC Industrial Direct Co., Inc., Class A	196	15,525
Nordson Corp.	79	17,946
Northrop Grumman Corp.	36	17,208
Oshkosh Corp.	182	14,516
Otis Worldwide Corp.	226	16,322
Owens Corning	182	14,875
PACCAR, Inc.	189	16,539
Parker-Hannifin Corp.	63	16,695
Pentair PLC	338	15,041
Raytheon Technologies Corp.	176	15,796
Regal Rexnord Corp.	136	18,712
Republic Services, Inc.	125	17,840
Robert Half International, Inc.	193	14,855
Rollins, Inc.	477	16,104
Ryder System, Inc.	210	16,052
Schneider National, Inc., Class B	707	16,162
Science Applications International Corp.(b)	194	17,668
Sensata Technologies Holding PLC	352	14,179
Snap-on, Inc.	77	16,775
Southwest Airlines Co.(c)	378	13,873
Stanley Black & Decker, Inc.	146	12,863
Timken Co. (The)	279	17,574
Toro Co. (The)	212	17,581
TransDigm Group, Inc.	28	16,811
United Rentals, Inc.(c)	59	17,230
Univar Solutions, Inc.(c)	546	13,770
Valmont Industries, Inc.	67	18,547
Wabtec Corp.	179	15,689
Waste Management, Inc.	108	18,255
Woodward, Inc.(b)	165	15,357

		1,239,885

Information Technology-9.92%
Akamai Technologies, Inc.(c)	166	14,986
Amdocs Ltd.	193	16,496
Amphenol Corp., Class A	247	18,162
Analog Devices, Inc.	102	15,456
Arrow Electronics, Inc.(c)	140	14,673
Aspen Technology, Inc.(c)	84	17,690
Avnet, Inc.	350	15,361
Black Knight, Inc.(c)	248	16,408
Cirrus Logic, Inc.(c)	206	15,798
Citrix Systems, Inc.	166	17,060

	Shares	Value
Information Technology-(continued)
Cognizant Technology Solutions Corp., Class A	225	$14,213
Concentrix Corp.	111	13,962
Corning, Inc.	471	16,165
Dell Technologies, Inc., Class C	339	12,980
Dropbox, Inc., Class A(c)	809	17,304
DXC Technology Co.(c)	482	11,944
Entegris, Inc.	152	14,422
Euronet Worldwide, Inc.(c)	145	12,856
Fidelity National Information Services, Inc.	162	14,802
Fiserv, Inc.(c)	173	17,506
FleetCor Technologies, Inc.(c)	69	14,665
Global Payments, Inc.(b)	131	16,274
GoDaddy, Inc., Class A(c)	230	17,439
Hewlett Packard Enterprise Co.	1,059	14,402
HP, Inc.	414	11,886
Intel Corp.	379	12,098
International Business Machines Corp.	121	15,542
IPG Photonics Corp.(c)	164	14,857
Jack Henry & Associates, Inc.	90	17,298
Lam Research Corp.	33	14,451
Littelfuse, Inc.	62	14,708
Lumentum Holdings, Inc.(b)(c)	193	16,125
Mandiant, Inc.(c)	776	17,739
Mastercard, Inc., Class A	47	15,245
Microchip Technology, Inc.	235	15,334
Micron Technology, Inc.	228	12,889
NortonLifeLock, Inc.	701	15,836
ON Semiconductor Corp.(c)	282	19,393
PTC, Inc.(c)	144	16,544
Qorvo, Inc.(c)	157	14,095
QUALCOMM, Inc.	120	15,872
Roper Technologies, Inc.	39	15,701
salesforce.com, inc.(c)	97	15,144
Switch, Inc., Class A	496	16,839
Texas Instruments, Inc.	98	16,191
Trade Desk, Inc. (The), Class A(c)	331	20,754
Ubiquiti, Inc.(b)	64	19,865
Visa, Inc., Class A	81	16,096
VMware, Inc., Class A	130	15,084
Vontier Corp.	616	13,503
Western Digital Corp.(c)	286	12,086
Western Union Co. (The)	935	13,857
WEX, Inc.(c)	101	15,579
Zoom Video Communications, Inc., Class A(c)	156	12,542

		834,177

Materials-5.90%
Amcor PLC	1,267	15,217
AptarGroup, Inc.	156	16,038
Ashland, Inc.	163	16,587
Avery Dennison Corp.	99	18,178
Axalta Coating Systems Ltd.(c)	637	16,403
Ball Corp.	235	13,115
Celanese Corp.	108	11,973
CF Industries Holdings, Inc.	175	18,106
Chemours Co. (The)	383	12,919
Corteva, Inc.	268	16,463
Dow, Inc.	246	12,546
DuPont de Nemours, Inc.	248	13,799
Eastman Chemical Co	157	14,287

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)–(continued)

August 31, 2022

	Shares	Value
Materials-(continued)
FMC Corp.	138	$14,915
Graphic Packaging Holding Co.	746	16,613
Huntsman Corp.	467	13,085
International Paper Co.	352	14,650
Louisiana-Pacific Corp.	243	13,178
LyondellBasell Industries N.V., Class A	153	12,699
Mosaic Co. (The)	293	15,784
NewMarket Corp.	52	14,935
Newmont Corp.	248	10,257
Packaging Corp. of America	106	14,514
Reliance Steel & Aluminum Co.	86	16,166
Royal Gold, Inc.	146	13,417
RPM International, Inc.	193	17,980
Scotts Miracle-Gro Co. (The)	182	12,185
Sealed Air Corp.	268	14,421
Sherwin-Williams Co. (The)	63	14,622
Silgan Holdings, Inc.	376	17,127
Southern Copper Corp. (Peru)	269	12,662
Valvoline, Inc.	498	14,477
Westlake Corp.	128	12,625
WestRock Co.	347	14,085

		496,028

Real Estate-5.91%
Apartment Income REIT Corp.	385	15,727
AvalonBay Communities, Inc.	82	16,475
Boston Properties, Inc.	155	12,312
Brixmor Property Group, Inc.	700	15,036
Cousins Properties, Inc.	491	13,183
Douglas Emmett, Inc.	608	11,868
EPR Properties	326	14,178
Equinix, Inc.	25	16,434
Equity Residential	217	15,880
Essex Property Trust, Inc.	61	16,169
Federal Realty Investment Trust	147	14,887
Gaming and Leisure Properties, Inc.	366	17,667
Healthcare Realty Trust, Inc.	549	13,352
Highwoods Properties, Inc.	430	13,076
Host Hotels & Resorts, Inc.	843	14,980
Howard Hughes Corp. (The)(b)(c)	204	12,980
Kilroy Realty Corp.	279	13,607
Kimco Realty Corp.	729	15,367
Lamar Advertising Co., Class A	173	16,243
National Retail Properties, Inc.	381	17,107
Omega Healthcare Investors, Inc.	566	18,486
Rayonier, Inc.	404	14,350
Realty Income Corp.	246	16,797
Regency Centers Corp.	248	15,088
SL Green Realty Corp.	277	12,235
STORE Capital Corp.	608	16,404
UDR, Inc.	358	16,063
Ventas, Inc.	296	14,167
VICI Properties, Inc.(b)	543	17,914
Vornado Realty Trust	493	12,926
W.P. Carey, Inc.(b)	199	16,722
Welltower, Inc.	190	14,563
Weyerhaeuser Co.	431	14,723

		496,966

	Shares	Value
Utilities-6.03%
Alliant Energy Corp.	265	$16,176
Ameren Corp.	177	16,394
American Electric Power Co., Inc.	164	16,433
Atmos Energy Corp.	144	16,327
Avangrid, Inc.	350	17,290
CenterPoint Energy, Inc.	536	16,900
CMS Energy Corp.	236	15,939
Consolidated Edison, Inc.	174	17,007
Dominion Energy, Inc.	200	16,360
DTE Energy Co.	126	16,423
Duke Energy Corp.	154	16,464
Edison International	246	16,671
Entergy Corp.	140	16,142
Evergy, Inc.	239	16,379
Eversource Energy	182	16,324
Exelon Corp.	339	14,885
Hawaiian Electric Industries, Inc.	391	15,296
IDACORP, Inc.	154	16,823
National Fuel Gas Co.	229	16,321
NiSource, Inc.	534	15,758
NRG Energy, Inc.	367	15,150
OGE Energy Corp.	407	16,500
PG&E Corp.(b)(c)	1,364	16,818
Pinnacle West Capital Corp.	216	16,276
PPL Corp.	559	16,256
Sempra Energy	103	16,992
Southern Co. (The)	221	17,032
UGI Corp.	387	15,286
Vistra Corp.	663	16,409
WEC Energy Group, Inc.	164	16,915
Xcel Energy, Inc.	229	17,003

		506,949

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $8,753,621)		8,401,343

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-9.02%
Invesco Private Government Fund, 2.29%(d)(e)(f)	203,066	203,066
Invesco Private Prime Fund, 2.37%(d)(e)(f)	555,289	555,344

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $758,369)		758,410

TOTAL INVESTMENTS IN SECURITIES-108.95% (Cost $9,511,990)		9,159,753
OTHER ASSETS LESS LIABILITIES-(8.95)%		(752,583)

NET ASSETS-100.00%		$8,407,170

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)–(continued)

August 31, 2022

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Invesco Ltd.	$-	$21,604	$(17,351)	$-	$(4,253)	$-	$301

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	25,035	351,301	(376,336)	-	-	-	38

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	65,535	1,546,054	(1,408,523)	-	-	203,066	1,026	*

Invesco Private Prime Fund	152,915	3,242,968	(2,840,501)	41	(79)	555,344	2,887	*

Total	$243,485	$5,161,927	$(4,642,711)	$41	$(4,332)	$758,410	$4,252

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco S&P 500® Enhanced Value ETF (SPVU)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.82%
Communication Services-7.50%
AT&T, Inc.	371,885	$6,522,863
DISH Network Corp., Class A(b)	18,224	316,187
Fox Corp., Class A	9,454	323,138
Lumen Technologies, Inc.	66,018	657,539
News Corp., Class A	14,950	252,954
Paramount Global, Class B	45,457	1,063,239
Warner Bros Discovery, Inc.(b)	128,871	1,706,252

		10,842,172

Consumer Discretionary-11.55%
Best Buy Co., Inc.	11,677	825,447
BorgWarner, Inc.	11,233	423,484
CarMax, Inc.(b)	6,742	596,263
D.R. Horton, Inc.	18,513	1,317,200
eBay, Inc.	22,786	1,005,546
Ford Motor Co.	301,893	4,600,849
General Motors Co.	116,864	4,465,373
Lennar Corp., Class A	15,862	1,228,512
Mohawk Industries, Inc.(b)	2,947	325,231
Newell Brands, Inc.	14,080	251,328
PENN Entertainment, Inc.(b)	6,544	204,369
PulteGroup, Inc.	14,892	605,509
PVH Corp.	5,214	293,288
Whirlpool Corp.	3,617	566,422

		16,708,821

Consumer Staples-5.74%
Archer-Daniels-Midland Co.	23,409	2,057,417
Conagra Brands, Inc.	14,681	504,733
Kraft Heinz Co. (The)	24,010	897,974
Kroger Co. (The)	27,300	1,308,762
Molson Coors Beverage Co., Class B	9,384	484,871
Tyson Foods, Inc., Class A	15,682	1,182,109
Walgreens Boots Alliance, Inc.	53,053	1,860,038

		8,295,904

Energy-4.89%
Marathon Petroleum Corp.	33,608	3,386,006
Phillips 66	20,264	1,812,818
Valero Energy Corp.	16,027	1,877,082

		7,075,906

Financials-40.57%
Aflac, Inc.	15,822	940,143
Allstate Corp. (The)	8,052	970,266
American International Group, Inc.	36,175	1,872,056
Assurant, Inc.	1,622	257,071
Bank of America Corp.	174,521	5,865,651
Bank of New York Mellon Corp. (The)	20,379	846,340
Berkshire Hathaway, Inc., Class B(b)	25,347	7,117,438
Capital One Financial Corp.	16,116	1,705,395
Chubb Ltd.	9,329	1,763,647
Cincinnati Financial Corp.	3,301	320,065
Citigroup, Inc.	78,231	3,818,455
Citizens Financial Group, Inc.	15,411	565,275
Comerica, Inc.	2,651	212,875
Discover Financial Services	6,915	694,888
Everest Re Group Ltd.	1,350	363,218

	Shares	Value
Financials-(continued)
Fifth Third Bancorp	14,394	$491,555
Franklin Resources, Inc.	9,487	247,326
Globe Life, Inc.	2,026	196,907
Goldman Sachs Group, Inc. (The)	12,375	4,116,791
Hartford Financial Services Group, Inc. (The)	9,139	587,729
Huntington Bancshares, Inc.	29,389	393,813
Invesco Ltd.(c)	13,271	218,573
JPMorgan Chase & Co.	61,162	6,955,954
KeyCorp.	25,395	449,238
Lincoln National Corp.	7,396	340,660
Loews Corp.	6,627	366,539
M&T Bank Corp.	3,478	632,231
MetLife, Inc.	26,256	1,689,049
Morgan Stanley	31,261	2,664,062
Principal Financial Group, Inc.	5,759	430,543
Prudential Financial, Inc.	15,948	1,527,021
Regions Financial Corp.	23,457	508,313
State Street Corp.	10,677	729,773
Synchrony Financial	17,481	572,503
Travelers Cos., Inc. (The)	5,854	946,241
Truist Financial Corp.	33,868	1,586,377
Wells Fargo & Co.	112,590	4,921,309
Willis Towers Watson PLC	2,878	595,257
Zions Bancorporation N.A.	3,604	198,328

		58,678,875

Health Care-13.84%
AmerisourceBergen Corp.	5,716	837,737
Centene Corp.(b)	26,481	2,376,405
Cigna Corp.	15,253	4,323,463
CVS Health Corp.	69,811	6,851,949
Humana, Inc.	4,029	1,941,091
Laboratory Corp. of America Holdings	3,044	685,722
Moderna, Inc.(b)	12,884	1,704,167
Quest Diagnostics, Inc.	3,943	494,097
Universal Health Services, Inc., Class B	3,364	329,134
Viatris, Inc.	49,165	469,526

		20,013,291

Industrials-2.21%
Alaska Air Group, Inc.(b)	4,917	214,185
C.H. Robinson Worldwide, Inc.	4,595	524,519
FedEx Corp.	10,370	2,186,100
Huntington Ingalls Industries, Inc.	1,178	271,246

		3,196,050

Information Technology-7.56%
DXC Technology Co.(b)	8,027	198,909
Hewlett Packard Enterprise Co.	91,397	1,242,999
HP, Inc.	41,691	1,196,949
Intel Corp.	169,951	5,424,836
Micron Technology, Inc.	40,559	2,292,800
Western Digital Corp.(b)	13,514	571,102

		10,927,595

Materials-5.31%
Celanese Corp.	3,194	354,087
Dow, Inc.	32,359	1,650,309
DuPont de Nemours, Inc.	14,798	823,361

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco S&P 500® Enhanced Value ETF (SPVU)–(continued)

August 31, 2022

	Shares	Value
Materials-(continued)
International Paper Co.	15,110	$628,878
LyondellBasell Industries N.V., Class A	12,975	1,076,925
Mosaic Co. (The)	14,518	782,085
Nucor Corp.	13,793	1,833,641
WestRock Co.	13,119	532,500

		7,681,786

Utilities-0.65%
NRG Energy, Inc.	16,463	679,593
Pinnacle West Capital Corp.	3,556	267,944

		947,537

TOTALINVESTMENTS IN SECURITIES-99.82% (Cost $156,437,236)		144,367,937
OTHERASSETS LESS LIABILITIES-0.18%		266,824

NET ASSETS-100.00%		$144,634,761

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Invesco Ltd.	$249,301	$198,725	$(121,545)	$(101,952)	$(5,956)	$218,573	$8,505

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	-	4,335,778	(4,335,778)	-	-	-	488

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	22,602	1,343,208	(1,365,810)	-	-	-	26	*
Invesco Private Prime Fund	49,691	2,815,614	(2,865,025)	-	(280)	-	214	*

Total	$321,594	$8,693,325	$(8,688,158)	$(101,952)	$(6,236)	$218,573	$9,233

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Communication Services-1.09%
Verizon Communications, Inc.	14,054	$587,598

Consumer Discretionary-3.10%
Genuine Parts Co.	3,306	515,769
McDonald’s Corp.	2,528	637,764
Yum! Brands, Inc.	4,709	523,829

		1,677,362

Consumer Staples-19.71%
Brown-Forman Corp., Class B	6,807	494,869
Campbell Soup Co.(b)	10,665	537,303
Coca-Cola Co. (The)	10,214	630,306
Colgate-Palmolive Co.	7,834	612,697
Conagra Brands, Inc.	14,685	504,870
Constellation Brands, Inc., Class A	2,438	599,870
General Mills, Inc.	7,162	550,042
Hershey Co. (The)	2,725	612,226
Hormel Foods Corp.	11,530	579,728
JM Smucker Co. (The)	3,684	515,723
Kellogg Co.	7,907	575,155
Keurig Dr Pepper, Inc.	15,052	573,782
Kimberly-Clark Corp.	4,232	539,665
McCormick & Co., Inc.(b)	5,870	493,491
Mondelez International, Inc., Class A	9,763	603,939
PepsiCo, Inc.	3,892	670,475
Philip Morris International, Inc.	5,149	491,678
Procter & Gamble Co. (The)	4,079	562,657
Walmart, Inc.	3,893	516,017

		10,664,493

Financials-14.48%
Aflac, Inc.	8,866	526,818
Allstate Corp. (The)	3,964	477,662
Arthur J. Gallagher & Co.	2,738	497,139
Assurant, Inc.	3,570	565,809
Berkshire Hathaway, Inc., Class B(c)	2,219	623,095
Cboe Global Markets, Inc.	4,291	506,209
Chubb Ltd.	2,857	540,116
CME Group, Inc., Class A	2,553	499,392
Hartford Financial Services Group, Inc. (The)	7,397	475,701
Loews Corp.	9,929	549,173
Marsh & McLennan Cos., Inc.	3,164	510,575
Progressive Corp. (The)	4,222	517,828
Travelers Cos., Inc. (The)	3,297	532,927
W.R. Berkley Corp.	8,212	532,138
Willis Towers Watson PLC	2,303	476,329

		7,830,911

Health Care-15.65%
Abbott Laboratories	4,649	477,220
AbbVie, Inc.	3,938	529,503
AmerisourceBergen Corp.	3,776	553,411
Amgen, Inc.	2,367	568,790
Becton, Dickinson and Co.	2,150	542,703
Bristol-Myers Squibb Co.	8,775	591,523
CVS Health Corp.	4,887	479,659
Gilead Sciences, Inc.	10,173	645,680
Henry Schein, Inc.(c)	6,474	475,256
Hologic, Inc.(c)	6,888	465,353

	Shares	Value
Health Care-(continued)
Johnson & Johnson	4,257	$686,824
McKesson Corp.	1,512	554,904
Medtronic PLC.	5,492	482,857
Merck & Co., Inc.	5,549	473,663
Quest Diagnostics, Inc.	3,547	444,475
UnitedHealth Group, Inc.	954	495,441

		8,467,262

Industrials-12.19%
3M Co.(b)	3,727	463,452
AMETEK, Inc.	4,415	530,506
Dover Corp.	3,634	454,105
General Dynamics Corp.	2,515	575,759
Honeywell International, Inc.	2,770	524,499
IDEX Corp.	2,336	470,027
Illinois Tool Works, Inc.	2,514	489,803
Nordson Corp.	2,057	467,289
Raytheon Technologies Corp.	5,267	472,713
Republic Services, Inc.	3,931	561,032
Union Pacific Corp.	2,288	513,679
Verisk Analytics, Inc.	2,572	481,375
Waste Management, Inc.	3,485	589,070

		6,593,309

Information Technology-2.71%
International Business Machines Corp.	3,915	502,882
Jack Henry & Associates, Inc.	2,511	482,614
Roper Technologies, Inc.	1,192	479,875

		1,465,371

Materials-2.67%
Air Products and Chemicals, Inc.	1,892	477,636
Amcor PLC	40,031	480,772
International Paper Co.	11,665	485,497

		1,443,905

Real Estate-7.19%
AvalonBay Communities, Inc.	2,502	502,677
Camden Property Trust	3,686	473,688
Equity Residential	6,651	486,720
Essex Property Trust, Inc.	1,773	469,951
Healthpeak Properties, Inc.	18,447	484,234
Realty Income Corp.	7,970	544,191
UDR, Inc.	10,433	468,129
Welltower, Inc.	5,984	458,674

		3,888,264

Utilities-21.16%
Alliant Energy Corp.	9,606	586,350
Ameren Corp.	7,017	649,915
American Electric Power Co., Inc.	6,420	643,284
Atmos Energy Corp.	5,272	597,739
CenterPoint Energy, Inc.	18,029	568,454
Consolidated Edison, Inc.	6,275	613,318
Dominion Energy, Inc.	7,846	641,803
DTE Energy Co.	5,106	665,516
Duke Energy Corp.	6,143	656,748
Edison International	7,966	539,856
Entergy Corp.	4,615	532,110
Exelon Corp.	12,754	560,028

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)–(continued)

August 31, 2022

	Shares	Value
Utilities-(continued)
FirstEnergy Corp.	15,525	$614,014
NiSource, Inc.	20,529	605,811
Pinnacle West Capital Corp.	6,727	506,879
PPL Corp.	21,463	624,144
Public Service Enterprise Group, Inc.	9,608	618,371
Sempra Energy	3,544	584,654
Southern Co. (The)	8,238	634,903

		11,443,897

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $52,277,432)		54,062,372

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.44%
Invesco Private Government Fund, 2.29%(d)(e)(f)	370,431	$370,431
Invesco Private Prime Fund, 2.37%(d)(e)(f)	952,441	952,536

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,322,967)		1,322,967

TOTAL INVESTMENTS IN SECURITIES-102.39% (Cost $53,600,399)		55,385,339
OTHER ASSETS LESS LIABILITIES-(2.39)%		(1,295,418)

NET ASSETS-100.00%		$54,089,921

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$699,214	$(699,214)	$-	$-	$-	$101

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	112,764	3,992,866	(3,735,199)	-	-	370,431	1,318	*

Invesco Private Prime Fund	262,366	9,121,925	(8,431,747)	-	(8)	952,536	3,637	*

Total	$375,130	$13,814,005	$(12,866,160)	$-	$(8)	$1,322,967	$5,056

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco S&P 500® High Beta ETF (SPHB)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Communication Services-6.65%
Alphabet, Inc., Class C(b)	40,670	$4,439,131
DISH Network Corp., Class A(b)(c)	248,784	4,316,402
Live Nation Entertainment, Inc.(b)(c)	49,604	4,482,218
Match Group, Inc.(b)(c)	98,927	5,592,343
Meta Platforms, Inc., Class A(b)	36,869	6,007,066
Netflix, Inc.(b)	24,488	5,474,537
Warner Bros Discovery, Inc.(b)	362,790	4,803,340

		35,115,037

Consumer Discretionary-26.27%
Amazon.com, Inc.(b)	42,571	5,396,726
Aptiv PLC(b)(c)	56,312	5,261,230
Bath & Body Works, Inc.	143,717	5,364,956
Caesars Entertainment, Inc.(b)(c)	157,440	6,788,813
CarMax, Inc.(b)(c)	47,607	4,210,363
Carnival Corp.(b)(c)	718,302	6,795,137
Chipotle Mexican Grill, Inc.(b)(c)	2,963	4,731,318
D.R. Horton, Inc.	60,263	4,287,712
Etsy, Inc.(b)(c)	70,868	7,484,369
Expedia Group, Inc.(b)	45,798	4,701,165
Ford Motor Co.	359,486	5,478,567
General Motors Co.	138,195	5,280,431
Las Vegas Sands Corp.(b)(c)	151,752	5,710,428
Lennar Corp., Class A(c)	55,529	4,300,721
MGM Resorts International	166,773	5,443,471
Norwegian Cruise Line Holdings Ltd.(b)(c)	579,232	7,576,354
PENN Entertainment, Inc.(b)(c)	181,070	5,654,816
PulteGroup, Inc.(c)	107,563	4,373,512
PVH Corp.	88,022	4,951,237
Ralph Lauren Corp.(c)	53,614	4,896,567
Royal Caribbean Cruises Ltd.(b)(c)	160,717	6,565,289
Tapestry, Inc.	155,428	5,398,014
Tesla, Inc.(b)	24,954	6,877,572
Ulta Beauty, Inc.(b)	12,870	5,403,727
Wynn Resorts Ltd.(b)(c)	93,783	5,682,312

		138,614,807

Consumer Staples-0.91%
Estee Lauder Cos., Inc. (The), Class A	18,959	4,822,790

Energy-1.19%
APA Corp.	160,153	6,263,584

Financials-9.12%
Ameriprise Financial, Inc.	17,582	4,712,152
Franklin Resources, Inc.(c)	164,304	4,283,405
Invesco Ltd.(d)	277,158	4,564,792
Lincoln National Corp.	107,308	4,942,607
MSCI, Inc.	10,149	4,559,337
Raymond James Financial, Inc.	43,990	4,591,236
Signature Bank	31,886	5,559,643
State Street Corp.	64,947	4,439,128
SVB Financial Group(b)	14,345	5,831,529
T. Rowe Price Group, Inc.(c)	38,698	4,643,760

		48,127,589

Health Care-6.27%
ABIOMED, Inc.(b)	19,711	5,110,668
Align Technology, Inc.(b)	20,089	4,895,689

	Shares	Value
Health Care-(continued)
Charles River Laboratories International, Inc.(b)	21,716	$4,457,209
DexCom, Inc.(b)	63,504	5,220,664
Illumina, Inc.(b)	23,311	4,700,430
Intuitive Surgical, Inc.(b)	22,827	4,696,427
Moderna, Inc.(b)	30,313	4,009,501

		33,090,588

Industrials-6.58%
American Airlines Group, Inc.(b)(c)	410,384	5,330,888
Boeing Co. (The)(b)	29,285	4,692,921
Copart, Inc.(b)	36,892	4,414,128
Delta Air Lines, Inc.(b)	152,788	4,747,123
Generac Holdings, Inc.(b)(c)	25,372	5,592,242
United Airlines Holdings, Inc.(b)	156,989	5,496,185
United Rentals, Inc.(b)	15,218	4,444,265

		34,717,752

Information Technology-40.96%
Adobe, Inc.(b)	12,667	4,730,364
Advanced Micro Devices, Inc.(b)	79,939	6,784,423
ANSYS, Inc.(b)	19,902	4,941,667
Apple, Inc.	27,807	4,371,817
Applied Materials, Inc.	61,341	5,770,348
Arista Networks, Inc.(b)	44,057	5,281,553
Autodesk, Inc.(b)	27,052	5,457,471
Broadcom, Inc.	8,598	4,291,348
Cadence Design Systems, Inc.(b)	30,850	5,360,805
Ceridian HCM Holding, Inc.(b)	96,158	5,734,863
DXC Technology Co.(b)	181,167	4,489,318
Enphase Energy, Inc.(b)	24,948	7,146,105
EPAM Systems, Inc.(b)	15,046	6,417,119
Fortinet, Inc.(b)	121,464	5,914,082
Gartner, Inc.(b)	16,412	4,682,672
Intuit, Inc.	13,308	5,746,128
Keysight Technologies, Inc.(b)	28,117	4,608,095
KLA Corp.	17,155	5,903,550
Lam Research Corp.	13,066	5,721,732
Microchip Technology, Inc.	82,430	5,378,558
Micron Technology, Inc.	92,237	5,214,158
Monolithic Power Systems, Inc.	14,081	6,381,228
NVIDIA Corp.	47,927	7,234,101
NXP Semiconductors N.V. (China)	30,665	5,046,846
ON Semiconductor Corp.(b)	109,233	7,511,953
Paycom Software, Inc.(b)	17,674	6,207,109
PayPal Holdings, Inc.(b)	65,067	6,079,861
PTC, Inc.(b)	40,262	4,625,701
Qorvo, Inc.(b)	49,670	4,459,373
QUALCOMM, Inc.	38,272	5,062,237
salesforce.com, inc.(b)	31,016	4,842,218
ServiceNow, Inc.(b)	13,073	5,681,787
Skyworks Solutions, Inc.	45,986	4,531,920
SolarEdge Technologies, Inc.(b)(c)	19,420	5,359,337
Synopsys, Inc.(b)	15,239	5,272,999
Teradyne, Inc.	62,997	5,332,066
Trimble, Inc.(b)	76,368	4,830,276
Tyler Technologies, Inc.(b)	12,695	4,716,319

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Invesco S&P 500® High Beta ETF (SPHB)–(continued)

August 31, 2022

	Shares	Value
Information Technology-(continued)
Western Digital Corp.(b)	98,035	$4,142,959
Zebra Technologies Corp., Class A(b)	16,219	4,892,299

		216,156,765

Materials-2.06%
Albemarle Corp.(c)	22,287	5,972,024
Freeport-McMoRan, Inc	164,600	4,872,160

		10,844,184

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $666,108,814)		527,753,096

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-16.33%
Invesco Private Government Fund, 2.29%(d)(e)(f)	24,124,051	24,124,051

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 2.37%(d)(e)(f)	62,027,071	$62,033,275

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $86,155,497)		86,157,326

TOTAL INVESTMENTS IN SECURITIES-116.34% (Cost $752,264,311)		613,910,422
OTHER ASSETS LESS LIABILITIES-(16.34)%		(86,226,209)

NET ASSETS-100.00%		$527,684,213

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Invesco Ltd.	$15,462,443	$17,012,605	$(23,236,952)	$(2,694,620)	$(1,978,684)	$4,564,792	$293,360

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	-	7,986,181	(7,986,181)	-	-	-	798

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	21,945,466	279,316,533	(277,137,948)	-	-	24,124,051	91,768	*

Invesco Private Prime Fund	51,206,086	565,321,343	(554,482,650)	1,828	(13,332)	62,033,275	259,373	*

Total	$88,613,995	$869,636,662	$(862,843,731)	$(2,692,792)	$(1,992,016)	$90,722,118	$645,299

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Communication Services-7.00%
AT&T, Inc.	6,224,233	$109,173,047
Omnicom Group, Inc.(b)	1,116,195	74,673,445
Verizon Communications, Inc.	1,974,760	82,564,716

		266,411,208

Consumer Discretionary-1.49%
Hasbro, Inc.(b)	721,290	56,852,078

Consumer Staples-14.14%
Altria Group, Inc.	2,657,879	119,923,500
Clorox Co. (The)(b)	389,263	56,186,221
Conagra Brands, Inc.(b)	1,898,278	65,262,798
Kimberly-Clark Corp.	449,527	57,323,683
Kraft Heinz Co. (The)(b)	1,914,354	71,596,840
Philip Morris International, Inc.	923,099	88,146,724
Walgreens Boots Alliance, Inc.(b)	2,279,516	79,919,831

		538,359,597

Energy-7.60%
Chevron Corp.(b)	462,410	73,088,525
Kinder Morgan, Inc.(b)	6,428,712	117,774,004
Williams Cos., Inc. (The)	2,893,285	98,458,488

		289,321,017

Financials-9.75%
Citigroup, Inc.(b)	1,494,286	72,936,100
KeyCorp(b)	4,331,871	76,630,798
Prudential Financial, Inc.(b)	899,354	86,113,145
Truist Financial Corp.(b)	1,470,411	68,874,051
U.S. Bancorp	1,465,459	66,839,585

		371,393,679

Health Care-5.85%
AbbVie, Inc.	416,804	56,043,466
Cardinal Health, Inc.	1,155,350	81,706,352
Gilead Sciences, Inc.	1,340,062	85,053,735

		222,803,553

Industrials-1.95%
3M Co.(b)	598,463	74,418,874

Information Technology-5.18%
Cisco Systems, Inc.(b)	1,374,427	61,464,375
Intel Corp.	1,699,230	54,239,422
International Business Machines Corp.(b)	634,488	81,499,984

		197,203,781

Materials-9.04%
Amcor PLC	5,331,393	64,030,030
Dow, Inc.	1,865,724	95,151,924
Eastman Chemical Co.	621,603	56,565,873
International Paper Co.(b)	1,839,059	76,541,635
Newmont Corp.	1,254,563	51,888,726

		344,178,188

	Shares	Value
Real Estate-18.79%
Boston Properties, Inc.	870,017	$69,105,450
Federal Realty Investment Trust(b)	761,472	77,114,269
Healthpeak Properties, Inc.	3,022,008	79,327,710
Iron Mountain, Inc.(b)	1,875,742	98,682,787
Kimco Realty Corp.	3,010,247	63,456,007
Realty Income Corp.	1,047,326	71,511,419
Regency Centers Corp.	1,159,245	70,528,466
VICI Properties, Inc.(b)	2,556,815	84,349,327
Vornado Realty Trust(b)	3,865,183	101,345,098

		715,420,533

Utilities-19.12%
Duke Energy Corp.	612,135	65,443,353
Edison International	1,228,588	83,261,409
Entergy Corp.(b)	564,952	65,138,965
Evergy, Inc.	938,697	64,328,905
FirstEnergy Corp.	1,854,345	73,339,345
NRG Energy, Inc.(b)	1,735,844	71,655,640
Pinnacle West Capital Corp.(b)	1,150,802	86,712,931
PPL Corp.	2,959,848	86,072,380
Public Service Enterprise Group, Inc.	965,608	62,146,531
Southern Co. (The)	906,690	69,878,598

		727,978,057

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.91% (Cost $3,923,614,850)		3,804,340,565

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-6.00%
Invesco Private Government Fund, 2.29%(c)(d)(e)	61,432,179	61,432,179
Invesco Private Prime Fund, 2.37%(c)(d)(e)	167,160,699	167,177,419

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $228,607,662)		228,609,598

TOTAL INVESTMENTS IN SECURITIES-105.91% (Cost $4,152,222,512)		4,032,950,163
OTHER ASSETS LESS LIABILITIES-(5.91)%		(224,966,323)

NET ASSETS-100.00%		$3,807,983,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)–(continued)

August 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$39,862,723	$(39,862,723)	$-	$-	$-	$2,342

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	19,226,639	231,551,661	(189,346,121)	-	-	61,432,179	117,659	*

Invesco Private Prime Fund	44,862,158	470,979,031	(348,649,385)	1,935	(16,320)	167,177,419	337,094	*

Total	$64,088,797	$742,393,415	$(577,858,229)	$1,935	$(16,320)	$228,609,598	$457,095

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco S&P 500® Low Volatility ETF (SPLV)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.88%
Communication Services-1.07%
Verizon Communications, Inc.(b)	2,813,399	$117,628,212

Consumer Discretionary-3.06%
Genuine Parts Co.	662,224	103,313,566
McDonald’s Corp.	506,572	127,797,984
Yum! Brands, Inc.	943,507	104,955,719

		336,067,269

Consumer Staples-19.43%
Brown-Forman Corp., Class B	1,363,492	99,125,868
Campbell Soup Co.(b)	2,134,682	107,545,279
Church & Dwight Co., Inc.	1,185,384	99,228,495
Coca-Cola Co. (The)	2,044,929	126,192,569
Colgate-Palmolive Co.	1,568,707	122,688,575
Conagra Brands, Inc.	2,939,814	101,070,805
Constellation Brands, Inc., Class A(b)	488,169	120,113,983
General Mills, Inc.(b)	1,435,672	110,259,610
Hershey Co. (The)(b)	546,784	122,845,961
Hormel Foods Corp.(b)	2,308,044	116,048,452
Kellogg Co.	1,582,946	115,143,492
Keurig Dr Pepper, Inc.(b)	3,012,761	114,846,449
Kimberly-Clark Corp.	848,408	108,188,988
McCormick & Co., Inc.(b)	1,174,915	98,775,104
Mondelez International, Inc., Class A	1,954,852	120,927,145
PepsiCo, Inc.	779,878	134,349,583
Philip Morris International, Inc.(b)	1,032,711	98,613,573
Procter & Gamble Co. (The)(b)	816,821	112,672,289
Walmart, Inc.	780,298	103,428,500

		2,132,064,720

Financials-12.55%
Aflac, Inc.(b)	1,774,951	105,467,589
Arthur J. Gallagher & Co.	548,717	99,630,546
Assurant, Inc.(b)	714,766	113,283,263
Berkshire Hathaway, Inc., Class B(c)	444,041	124,686,713
Cboe Global Markets, Inc.	859,210	101,361,004
Chubb Ltd.	572,747	108,277,820
CME Group, Inc., Class A	511,448	100,044,343
Loews Corp.(b)	1,987,925	109,952,132
Marsh & McLennan Cos., Inc.(b)	634,420	102,376,355
Nasdaq, Inc.	1,598,549	95,161,622
Progressive Corp. (The)(b)	846,020	103,764,353
Travelers Cos., Inc. (The)(b)	659,951	106,674,480
W.R. Berkley Corp.(b)	1,643,788	106,517,462

		1,377,197,682

Health Care-13.72%
Abbott Laboratories(b)	931,852	95,654,608
AbbVie, Inc.	788,416	106,010,415
AmerisourceBergen Corp.(b)	755,574	110,736,926
Amgen, Inc.(b)	473,918	113,882,495
Becton, Dickinson and Co.	430,873	108,760,963
Bristol-Myers Squibb Co.	1,756,698	118,419,012
CVS Health Corp.(b)	978,328	96,022,893
Embecta Corp.	1	32
Gilead Sciences, Inc.	2,036,580	129,261,733
Hologic, Inc.(c)	1,380,942	93,296,442
Johnson & Johnson	852,215	137,496,368
McKesson Corp.	303,470	111,373,490

	Shares	Value
Health Care-(continued)
Medtronic PLC	1,101,384	$96,833,681
Quest Diagnostics, Inc.(b)	711,088	89,106,437
UnitedHealth Group, Inc.	189,919	98,630,634

		1,505,486,129

Industrials-9.48%
3M Co.(b)	745,885	92,750,800
AMETEK, Inc.	883,957	106,216,273
General Dynamics Corp.	501,600	114,831,288
Honeywell International, Inc.	554,469	104,988,705
IDEX Corp.	466,411	93,846,557
Illinois Tool Works, Inc.(b)	503,233	98,044,885
Republic Services, Inc.	788,173	112,488,051
Union Pacific Corp.	458,906	103,028,986
Verisk Analytics, Inc.	512,449	95,909,955
Waste Management, Inc.(b)	697,102	117,831,151

		1,039,936,651

Information Technology-2.67%
International Business Machines Corp.(b)	783,920	100,694,524
Jack Henry & Associates, Inc.	500,329	96,163,234
Roper Technologies, Inc.(b)	238,813	96,141,337

		292,999,095

Materials-2.64%
Air Products and Chemicals, Inc.	379,440	95,789,628
Amcor PLC	8,014,476	96,253,857
International Paper Co.(b)	2,335,338	97,196,767

		289,240,252

Real Estate-7.96%
AvalonBay Communities, Inc.(b)	502,229	100,902,829
Camden Property Trust	738,024	94,843,464
Equity Residential	1,333,403	97,578,432
Essex Property Trust, Inc.(b)	355,086	94,119,095
Healthpeak Properties, Inc.(b)	3,692,380	96,924,975
Mid-America Apartment Communities, Inc.	569,460	94,342,438
Realty Income Corp.	1,596,301	108,995,432
UDR, Inc.	2,092,454	93,888,411
Welltower, Inc.(b)	1,199,826	91,966,663

		873,561,739

Utilities-27.30%
Alliant Energy Corp.	1,923,274	117,396,645
Ameren Corp.	1,404,510	130,085,716
American Electric Power Co., Inc.	1,285,255	128,782,551
American Water Works Co., Inc.(b)	653,500	97,012,075
Atmos Energy Corp.(b)	1,055,305	119,650,481
CenterPoint Energy, Inc.(b)	3,609,725	113,814,629
CMS Energy Corp.(b)	1,794,744	121,217,010
Consolidated Edison, Inc.(b)	1,257,188	122,877,555
Dominion Energy, Inc.	1,570,753	128,487,596
DTE Energy Co.(b)	1,022,073	133,216,995
Duke Energy Corp.(b)	1,229,607	131,457,284
Edison International	1,594,580	108,064,687
Entergy Corp.(b)	923,997	106,536,854
Evergy, Inc.	1,887,340	129,339,410
Eversource Energy	1,300,174	116,612,606
Exelon Corp.(b)	2,553,088	112,106,094

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Invesco S&P 500® Low Volatility ETF (SPLV)–(continued)

August 31, 2022

	Shares	Value
Utilities-(continued)
FirstEnergy Corp.(b)	3,107,783	$122,912,818
NiSource, Inc.	4,110,543	121,302,124
Pinnacle West Capital Corp.(b)	1,346,392	101,450,637
PPL Corp.	4,297,698	124,977,058
Public Service Enterprise Group, Inc.	1,923,334	123,785,776
Sempra Energy	709,376	117,025,759
Southern Co. (The)(b)	1,649,329	127,113,786
WEC Energy Group, Inc.	1,156,014	119,231,284
Xcel Energy, Inc.(b)	1,634,260	121,343,805

		2,995,801,235

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.88% (Cost $11,123,530,340)		10,959,982,984

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan Money Market Funds-4.56%
Invesco Private Government Fund, 2.29%(d)(e)(f)	140,080,011	$140,080,011
Invesco Private Prime Fund, 2.37%(d)(e)(f)	360,183,515	360,219,541

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $500,299,544)		500,299,552

TOTAL INVESTMENTS IN SECURITIES-104.44% (Cost $11,623,829,884)		11,460,282,536
OTHER ASSETS LESS LIABILITIES-(4.44)%		(487,297,798)

NET ASSETS-100.00%		$10,972,984,738

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$92,704,419	$(92,704,419)	$-	$-	$-	$6,859

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	20,232,687	402,210,909	(282,363,585)	-	-	140,080,011	153,600	*

Invesco Private Prime Fund	47,209,603	827,399,467	(514,375,758)	7	(13,778)	360,219,541	429,651	*

Total	$67,442,290	$1,322,314,795	$(889,443,762)	$7	$(13,778)	$500,299,552	$590,110

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco S&P 500 Minimum Variance ETF (SPMV)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.79%
Communication Services-4.46%
Alphabet, Inc., Class C(b)	2,050	$223,758
AT&T, Inc.	7,595	133,216
T-Mobile US, Inc.(b)	1,798	258,840
Verizon Communications, Inc.	8,273	345,894

		961,708

Consumer Discretionary-7.09%
Amazon.com, Inc.(b)	2,809	356,097
Home Depot, Inc. (The)	935	269,673
McDonald’s Corp.	1,692	426,858
NIKE, Inc., Class B	732	77,921
TJX Cos., Inc. (The)	6,397	398,853

		1,529,402

Consumer Staples-12.17%
Colgate-Palmolive Co.	4,915	384,402
Conagra Brands, Inc.	6,686	229,865
General Mills, Inc.	5,581	428,621
Hershey Co. (The)	253	56,841
Hormel Foods Corp.	3,173	159,538
JM Smucker Co. (The)	352	49,276
Kellogg Co.	559	40,662
Kimberly-Clark Corp.	1,565	199,569
McCormick & Co., Inc.	1,915	160,994
Mondelez International, Inc., Class A	7,567	468,095
Procter & Gamble Co. (The)	3,252	448,581

		2,626,444

Energy-0.36%
Exxon Mobil Corp.	821	78,479

Financials-11.59%
Aon PLC, Class A	1,465	409,116
Bank of America Corp.	4,422	148,623
Berkshire Hathaway, Inc., Class B(b)	1,426	400,421
Chubb Ltd.	2,307	436,138
JPMorgan Chase & Co.	237	26,954
Marsh & McLennan Cos., Inc.	2,975	480,076
Progressive Corp. (The)	4,412	541,132
Travelers Cos., Inc. (The)	358	57,867

		2,500,327

Health Care-17.83%
Abbott Laboratories	3,256	334,229
Becton, Dickinson and Co.	113	28,524
Biogen, Inc.(b)	305	59,591
Bristol-Myers Squibb Co.	275	18,538
CVS Health Corp.	447	43,873
Edwards Lifesciences Corp.(b)	509	45,861
Eli Lilly and Co.	1,162	350,029
Illumina, Inc.(b)	953	192,163
Incyte Corp.(b)	766	53,949
Intuitive Surgical, Inc.(b)	259	53,287
Johnson & Johnson	2,751	443,846
Medtronic PLC	4,488	394,585
Merck & Co., Inc.	5,232	446,604
Moderna, Inc.(b)	75	9,920
Organon & Co.	534	15,235
Regeneron Pharmaceuticals, Inc.(b)	222	128,995

	Shares	Value
Health Care-(continued)
Stryker Corp.	717	$147,128
UnitedHealth Group, Inc.	964	500,634
Vertex Pharmaceuticals, Inc.(b)	1,764	497,025
Viatris, Inc.	5,460	52,143
Zimmer Biomet Holdings, Inc.	295	31,364

		3,847,523

Industrials-4.52%
Republic Services, Inc.	2,176	310,559
Rollins, Inc.	2,614	88,248
Verisk Analytics, Inc.	1,193	223,282
Waste Management, Inc.	2,091	353,442

		975,531

Information Technology-25.27%
Accenture PLC, Class A	1,361	392,594
Adobe, Inc.(b)	777	290,163
Advanced Micro Devices, Inc.(b)	491	41,671
Analog Devices, Inc.	439	66,522
Apple, Inc.	3,011	473,389
Automatic Data Processing, Inc.	762	186,240
Cisco Systems, Inc.	2,024	90,513
Cognizant Technology Solutions Corp., Class A	1,786	112,822
Fidelity National Information Services, Inc.	4,864	444,424
Global Payments, Inc.	955	118,640
Intel Corp.	5,754	183,668
Intuit, Inc.	875	377,808
Micron Technology, Inc.	249	14,076
Microsoft Corp.	1,656	432,994
NVIDIA Corp.	779	117,582
Oracle Corp.	5,826	431,998
QUALCOMM, Inc.	3,058	404,482
salesforce.com, inc.(b)	901	140,664
Texas Instruments, Inc.	2,407	397,660
Trimble, Inc.(b)	2,514	159,011
Tyler Technologies, Inc.(b)	518	192,442
VeriSign, Inc.(b)	1,182	215,384
Visa, Inc., Class A	845	167,910

		5,452,657

Materials-3.40%
Corteva, Inc.	8,462	519,821
Newmont Corp.	5,157	213,293

		733,114

Real Estate-4.95%
American Tower Corp.	1,508	383,107
Crown Castle, Inc.	2,344	400,426
Digital Realty Trust, Inc.	1,184	146,378
Prologis, Inc.	1,118	139,202

		1,069,113

Utilities-8.15%
Ameren Corp.	751	69,557
American Electric Power Co., Inc.	365	36,573
Dominion Energy, Inc.	3,027	247,608
Duke Energy Corp.	581	62,115
Eversource Energy	988	88,614
NextEra Energy, Inc.	5,695	484,417
Public Service Enterprise Group, Inc.	4,638	298,502

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Invesco S&P 500 Minimum Variance ETF (SPMV)–(continued)

August 31, 2022

	Shares	Value
Utilities-(continued)
Sempra Energy	165	$27,220
Southern Co. (The)	4,221	325,312
WEC Energy Group, Inc.	283	29,189
Xcel Energy, Inc.	1,204	89,397

		1,758,504

Total Common Stocks & Other Equity Interests (Cost $21,218,529)		21,532,802

Money Market Funds-0.07%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(c)(d) (Cost $15,358)	15,358	15,358

TOTAL INVESTMENTS IN SECURITIES-99.86% (Cost $21,233,887)		21,548,160
OTHER ASSETS LESS LIABILITIES-0.14%		30,061

NET ASSETS-100.00%		$21,578,221

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$14,106	$397,490	$(396,238)	$-	$-	$15,358	$75

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	145,158	268,312	(413,470)	-	-	-	21	*
Invesco Private Prime Fund	337,735	580,099	(917,763)	-	(71)	-	91	*

Total	$496,999	$1,245,901	$(1,727,471)	$-	$(71)	$15,358	$187

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco S&P 500® Momentum ETF (SPMO)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.77%
Communication Services-12.60%
Alphabet, Inc., Class A(b)	67,680	$7,324,329
Alphabet, Inc., Class C(b)	63,480	6,928,842
Interpublic Group of Cos., Inc. (The)	3,823	105,668

		14,358,839

Consumer Discretionary-2.85%
Advance Auto Parts, Inc.	834	140,646
AutoZone, Inc.(b)	405	858,280
Bath & Body Works, Inc.	2,494	93,101
Ford Motor Co.	48,510	739,292
Genuine Parts Co.	1,662	259,289
LKQ Corp.	3,519	187,281
O’Reilly Automotive, Inc.(b)	1,031	718,731
Tractor Supply Co.	1,387	256,803

		3,253,423

Consumer Staples-13.80%
Archer-Daniels-Midland Co.	8,255	725,532
Coca-Cola Co. (The)	48,703	3,005,462
Costco Wholesale Corp.	5,536	2,890,346
Hershey Co. (The)	2,172	487,983
PepsiCo, Inc.	17,089	2,943,922
Philip Morris International, Inc.	18,017	1,720,443
Procter & Gamble Co. (The)	26,691	3,681,757
Tyson Foods, Inc., Class A	3,577	269,634

		15,725,079

Energy-17.49%
APA Corp.	4,856	189,918
Chevron Corp.	28,517	4,507,397
ConocoPhillips	27,244	2,981,856
Devon Energy Corp.	13,405	946,661
Diamondback Energy, Inc.	2,338	311,609
EOG Resources, Inc.	10,258	1,244,295
Exxon Mobil Corp.	66,723	6,378,052
Marathon Oil Corp.	14,081	360,333
Marathon Petroleum Corp.	7,740	779,805
ONEOK, Inc.	5,307	324,948
Pioneer Natural Resources Co.	3,161	800,428
Schlumberger N.V.	15,305	583,886
Williams Cos., Inc. (The)	15,351	522,394

		19,931,582

Financials-19.46%
Aflac, Inc.	7,187	427,052
American Express Co.	6,773	1,029,496
American International Group, Inc.	9,419	487,433
Ameriprise Financial, Inc.	1,406	376,822
Arthur J. Gallagher & Co.	2,346	425,963
Bank of America Corp.	93,561	3,144,585
Bank of New York Mellon Corp. (The)	8,794	365,215
Berkshire Hathaway, Inc., Class B(b)	24,375	6,844,500
Brown & Brown, Inc.	3,570	225,053
Charles Schwab Corp. (The)	20,981	1,488,602
Comerica, Inc.	1,501	120,530
FactSet Research Systems, Inc.	403	174,636
Fifth Third Bancorp	7,521	256,842
Marsh & McLennan Cos., Inc.	6,846	1,104,739

	Shares	Value
Financials-(continued)
Morgan Stanley	17,053	$1,453,257
PNC Financial Services Group, Inc. (The)	4,233	668,814
Principal Financial Group, Inc.	2,695	201,478
Prudential Financial, Inc.	4,183	400,522
Raymond James Financial, Inc.	2,545	265,622
Signature Bank	774	134,955
W.R. Berkley Corp.	2,165	140,292
Wells Fargo & Co.	55,904	2,443,564

		22,179,972

Health Care-14.56%
AbbVie, Inc.	20,718	2,785,742
CVS Health Corp.	18,272	1,793,397
Elevance Health, Inc.	2,900	1,406,819
HCA Healthcare, Inc.	2,406	476,075
IQVIA Holdings, Inc.(b)	1,852	393,847
McKesson Corp.	1,889	693,263
Pfizer, Inc.	60,027	2,715,021
UnitedHealth Group, Inc.	12,181	6,325,959

		16,590,123

Industrials-3.50%
Dover Corp.	1,911	238,799
Eaton Corp. PLC	3,995	545,877
General Dynamics Corp.	3,680	842,462
Johnson Controls International PLC	8,987	486,556
Old Dominion Freight Line, Inc.	1,225	332,477
Republic Services, Inc.	2,937	419,169
Robert Half International, Inc.	1,882	144,857
Textron, Inc.	2,147	133,930
Waste Management, Inc.	4,991	843,629

		3,987,756

Information Technology-8.68%
Accenture PLC, Class A	8,073	2,328,738
Fortinet, Inc.(b)	10,672	519,620
Gartner, Inc.(b)	1,348	384,611
HP, Inc.	10,462	300,364
Intuit, Inc.	2,832	1,222,801
Juniper Networks, Inc.	3,349	95,179
Motorola Solutions, Inc.	1,850	450,308
NVIDIA Corp.	26,819	4,048,060
Paychex, Inc.	3,380	416,889
Seagate Technology Holdings PLC	1,944	130,170

		9,896,740

Materials-0.57%
Nucor Corp.	3,983	529,500
Sealed Air Corp.	2,158	116,122

		645,622

Real Estate-5.16%
AvalonBay Communities, Inc.	2,301	462,294
CBRE Group, Inc., Class A(b)	4,560	360,058
Duke Realty Corp.	5,877	345,861
Equity Residential	4,821	352,801
Essex Property Trust, Inc.	727	192,699
Extra Space Storage, Inc.	2,817	559,822
Federal Realty Investment Trust	780	78,991
Mid-America Apartment Communities, Inc.	2,005	332,168

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Invesco S&P 500® Momentum ETF (SPMO)–(continued)

August 31, 2022

	Shares	Value
Real Estate-(continued)
Prologis, Inc.	12,114	$1,508,314
Public Storage	2,910	962,715
Regency Centers Corp.	2,082	126,669
Simon Property Group, Inc.	3,996	407,512
UDR, Inc.	4,383	196,665

		5,886,569

Utilities-1.10%
CenterPoint Energy, Inc.	6,660	209,990
Exelon Corp.	14,105	619,350
FirstEnergy Corp.	7,345	290,494
NiSource, Inc.	4,681	138,136

		1,257,970

Total Common Stocks & Other Equity Interests (Cost $122,492,951)		113,713,675

	Shares	Value
Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(c)(d) (Cost $87,717)	87,717	$87,717

TOTAL INVESTMENTS IN SECURITIES-99.85% (Cost $122,580,668)		113,801,392
OTHER ASSETS LESS LIABILITIES-0.15%		171,868

NET ASSETS-100.00%		$113,973,260

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Invesco Ltd.	$-	$213,255	$(180,263)	$-	$(32,992)	$-	$2,318

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	24,856	1,886,187	(1,823,326)	-	-	87,717	313

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	736,607	(736,607)	-	-	-	2	*
Invesco Private Prime Fund	-	1,716,084	(1,716,084)	-	-	-	28	*

Total	$24,856	$4,552,133	$(4,456,280)	$-	$(32,992)	$87,717	$2,661

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco S&P 500 QVM Multi-factor ETF (QVML)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Communication Services-7.78%
Activision Blizzard, Inc.	19,041	$1,494,528
Alphabet, Inc., Class C(b)	267,980	29,250,017
AT&T, Inc.	171,825	3,013,811
Comcast Corp., Class A(c)	111,240	4,025,776
DISH Network Corp., Class A(b)	6,072	105,349
Electronic Arts, Inc.	6,663	845,335
Fox Corp., Class A	10,958	374,544
Interpublic Group of Cos., Inc. (The)	10,093	278,971
Lumen Technologies, Inc.(c)	22,993	229,010
Meta Platforms, Inc., Class A(b)	54,376	8,859,482
News Corp., Class A	12,815	216,830
Omnicom Group, Inc.	5,187	347,010
Paramount Global, Class B(c)	16,119	377,023
T-Mobile US, Inc.(b)	13,769	1,982,185
Verizon Communications, Inc.	100,374	4,196,637
Warner Bros Discovery, Inc.(b)(c)	58,038	768,423

		56,364,931

Consumer Discretionary-6.50%
Advance Auto Parts, Inc.	1,477	249,081
Aptiv PLC(b)	6,228	581,882
AutoZone, Inc.(b)	482	1,021,459
Bath & Body Works, Inc.	6,961	259,854
Best Buy Co., Inc.	5,481	387,452
BorgWarner, Inc.	5,794	218,434
Caesars Entertainment, Inc.(b)	4,893	210,986
CarMax, Inc.(b)(c)	3,735	330,323
Chipotle Mexican Grill, Inc.(b)	683	1,090,614
D.R. Horton, Inc.	7,927	564,006
Darden Restaurants, Inc.	3,054	377,810
Dollar General Corp.	5,196	1,233,634
Dollar Tree, Inc.(b)	5,322	722,089
eBay, Inc.	15,161	669,055
Expedia Group, Inc.(b)	3,571	366,563
Ford Motor Co.	94,614	1,441,917
Garmin Ltd.	4,022	355,907
General Motors Co.	35,476	1,355,538
Genuine Parts Co.	3,367	525,286
Hasbro, Inc.	3,291	259,397
Las Vegas Sands Corp.(b)	7,758	291,934
Lennar Corp., Class A	6,305	488,322
LKQ Corp.	6,300	335,286
Lowe’s Cos., Inc.	16,265	3,157,687
Marriott International, Inc., Class A	6,449	991,469
MGM Resorts International	8,851	288,897
Mohawk Industries, Inc.(b)	1,327	146,448
Newell Brands, Inc.	9,375	167,344
NIKE, Inc., Class B	29,483	3,138,465
NVR, Inc.(b)	78	322,925
O’Reilly Automotive, Inc.(b)	1,635	1,139,791
PENN Entertainment, Inc.(b)(c)	3,685	115,083
Pool Corp.	951	322,570
PulteGroup, Inc.	6,207	252,377
PVH Corp.	1,671	93,994
Ralph Lauren Corp.(c)	1,066	97,358
Ross Stores, Inc.	8,817	760,643
Tapestry, Inc.	6,224	216,159

	Shares	Value
Consumer Discretionary-(continued)
Target Corp.	11,775	$1,888,003
Tesla, Inc.(b)	62,625	17,260,076
TJX Cos., Inc. (The)	29,368	1,831,095
Tractor Supply Co.	2,557	473,429
Ulta Beauty, Inc.(b)	1,283	538,693
VF Corp.	7,780	322,481
Whirlpool Corp.(c)	1,462	228,949

		47,090,765

Consumer Staples-7.39%
Altria Group, Inc.	47,405	2,138,914
Archer-Daniels-Midland Co.	13,644	1,199,171
Brown-Forman Corp., Class B	4,366	317,408
Campbell Soup Co.(c)	5,024	253,109
Church & Dwight Co., Inc.	6,210	519,839
Coca-Cola Co. (The)	93,911	5,795,248
Colgate-Palmolive Co.	20,208	1,580,468
Conagra Brands, Inc.	11,493	395,129
Constellation Brands, Inc., Class A	3,880	954,674
Costco Wholesale Corp.	10,593	5,530,605
Estee Lauder Cos., Inc. (The), Class A	5,258	1,337,530
General Mills, Inc.	14,549	1,117,363
Hershey Co. (The)	3,479	781,627
Hormel Foods Corp.	7,163	360,156
JM Smucker Co. (The)(c)	2,536	355,015
Kellogg Co.	6,190	450,261
Kimberly-Clark Corp.	8,147	1,038,905
Kraft Heinz Co. (The)	17,165	641,971
Kroger Co. (The)	16,462	789,188
McCormick & Co., Inc.(c)	6,158	517,703
Molson Coors Beverage Co., Class B	5,118	264,447
Mondelez International, Inc., Class A	33,526	2,073,918
Monster Beverage Corp.(b)	8,826	784,014
PepsiCo, Inc.	33,568	5,782,759
Philip Morris International, Inc.	37,837	3,613,055
Procter & Gamble Co. (The)	58,459	8,063,835
Sysco Corp.	11,933	981,131
Tyson Foods, Inc., Class A	7,097	534,972
Walgreens Boots Alliance, Inc.	17,539	614,917
Walmart, Inc.	35,398	4,692,005

		53,479,337

Energy-4.84%
APA Corp.	7,878	308,109
Baker Hughes Co., Class A	20,679	522,351
Chevron Corp.	44,534	7,039,044
ConocoPhillips	28,567	3,126,658
Coterra Energy, Inc.	18,571	574,030
Devon Energy Corp.	14,395	1,016,575
Diamondback Energy, Inc.	3,842	512,062
EOG Resources, Inc.	13,080	1,586,604
Exxon Mobil Corp.	92,981	8,888,054
Halliburton Co.	20,275	610,886
Hess Corp.	6,205	749,440
Kinder Morgan, Inc.	45,995	842,628
Marathon Oil Corp.	18,232	466,557
Marathon Petroleum Corp.	12,422	1,251,516
Occidental Petroleum Corp.	21,195	1,504,845
ONEOK, Inc.	10,291	630,118

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Invesco S&P 500 QVM Multi-factor ETF (QVML)–(continued)

August 31, 2022

	Shares	Value
Energy-(continued)
Phillips 66	10,178	$910,524
Pioneer Natural Resources Co.	5,289	1,339,281
Schlumberger N.V.	30,955	1,180,933
Valero Energy Corp.	8,767	1,026,791
Williams Cos., Inc. (The)	28,575	972,407

		35,059,413

Financials-12.20%
Aflac, Inc.	15,195	902,887
Allstate Corp. (The)	6,962	838,921
American Express Co.	14,885	2,262,520
American International Group, Inc.	20,075	1,038,881
Ameriprise Financial, Inc.(c)	2,677	717,463
Aon PLC, Class A	5,281	1,474,772
Arthur J. Gallagher & Co.	4,949	898,590
Assurant, Inc.	1,347	213,486
Bank of America Corp.	176,680	5,938,215
Bank of New York Mellon Corp. (The)	18,217	756,552
Berkshire Hathaway, Inc., Class B(b)	44,734	12,561,307
BlackRock, Inc.	3,427	2,283,718
Brown & Brown, Inc.(c)	5,874	370,297
Capital One Financial Corp.	10,058	1,064,338
Cboe Global Markets, Inc.	2,557	301,649
Charles Schwab Corp. (The)	38,320	2,718,804
Chubb Ltd.	10,338	1,954,399
Cincinnati Financial Corp.	3,570	346,147
Citigroup, Inc.	49,047	2,393,984
Citizens Financial Group, Inc.	12,065	442,544
CME Group, Inc., Class A	8,519	1,666,402
Comerica, Inc.	3,338	268,041
Discover Financial Services	7,044	707,852
Everest Re Group Ltd.	940	252,907
FactSet Research Systems, Inc.	911	394,773
Fifth Third Bancorp	16,497	563,373
First Republic Bank	4,434	673,214
Franklin Resources, Inc.(c)	6,888	179,570
Globe Life, Inc.	2,267	220,330
Goldman Sachs Group, Inc. (The)	8,389	2,790,769
Hartford Financial Services Group, Inc. (The)	8,196	527,085
Huntington Bancshares, Inc.	35,915	481,261
Intercontinental Exchange, Inc.	13,500	1,361,475
Invesco Ltd.(d)	8,502	140,028
JPMorgan Chase & Co.	73,048	8,307,749
KeyCorp	23,556	416,706
Lincoln National Corp.(c)	4,328	199,348
Loews Corp.	4,743	262,335
M&T Bank Corp.	4,313	784,017
Marsh & McLennan Cos., Inc.	12,289	1,983,076
MetLife, Inc.	16,730	1,076,241
Moody’s Corp.	4,088	1,163,118
Morgan Stanley	34,917	2,975,627
Nasdaq, Inc.	8,397	499,873
Northern Trust Corp.	5,150	489,713
PNC Financial Services Group, Inc. (The)	10,316	1,629,928
Principal Financial Group, Inc.	5,886	440,037
Progressive Corp. (The)	13,875	1,701,769
Prudential Financial, Inc.	9,092	870,559
Raymond James Financial, Inc.	4,536	473,422
Regions Financial Corp.	22,709	492,104
S&P Global, Inc.	8,694	3,061,853

	Shares	Value
Financials-(continued)
Signature Bank	1,443	$251,601
State Street Corp.	9,142	624,856
SVB Financial Group(b)	1,405	571,161
Synchrony Financial	13,138	430,269
T. Rowe Price Group, Inc.(c)	5,865	703,800
Travelers Cos., Inc. (The)	5,802	937,835
Truist Financial Corp.	32,204	1,508,435
U.S. Bancorp	32,944	1,502,576
W.R. Berkley Corp.	4,853	314,474
Wells Fargo & Co.	94,805	4,143,927
Willis Towers Watson PLC	2,970	614,285
Zions Bancorporation N.A.	3,640	200,309

		88,337,557

Health Care-15.42%
Abbott Laboratories	43,084	4,422,573
AbbVie, Inc.	41,545	5,586,141
Agilent Technologies, Inc.	7,187	921,733
Align Technology, Inc.(b)	1,774	432,324
AmerisourceBergen Corp.	3,787	555,023
Amgen, Inc.	14,015	3,367,804
Becton, Dickinson and Co.	6,800	1,716,456
Biogen, Inc.(b)	3,382	660,775
Bio-Rad Laboratories, Inc., Class A(b)	515	249,796
Bio-Techne Corp.	931	308,915
Boston Scientific Corp.(b)	36,310	1,463,656
Bristol-Myers Squibb Co.	51,360	3,462,178
Cardinal Health, Inc.	7,423	524,955
Catalent, Inc.(b)	3,961	348,568
Centene Corp.(b)	13,693	1,228,810
Charles River Laboratories International, Inc.(b)	1,186	243,426
Cigna Corp.	7,905	2,240,672
Cooper Cos., Inc. (The)	1,227	352,689
CVS Health Corp.	32,179	3,158,369
Danaher Corp.	15,037	4,058,637
DaVita, Inc.(b)	1,542	131,517
DENTSPLY SIRONA, Inc.	5,430	177,941
DexCom, Inc.(b)	8,984	738,575
Edwards Lifesciences Corp.(b)	15,588	1,404,479
Elevance Health, Inc.	5,906	2,865,060
Eli Lilly and Co.	19,035	5,733,913
Gilead Sciences, Inc.	31,025	1,969,157
HCA Healthcare, Inc.	5,826	1,152,791
Henry Schein, Inc.(b)	3,292	241,666
Hologic, Inc.(b)	5,969	403,266
Humana, Inc.	3,155	1,520,016
IDEXX Laboratories, Inc.(b)	2,123	737,997
Incyte Corp.(b)(c)	4,529	318,977
Intuitive Surgical, Inc.(b)	8,862	1,823,268
IQVIA Holdings, Inc.(b)(c)	4,432	942,509
Johnson & Johnson	63,722	10,280,907
Laboratory Corp. of America Holdings	2,302	518,572
McKesson Corp.	3,718	1,364,506
Medtronic PLC	33,356	2,932,659
Merck & Co., Inc.	62,311	5,318,867
Moderna, Inc.(b)	8,210	1,085,937
Molina Healthcare, Inc.(b)	1,422	479,740
Organon & Co.	6,110	174,318
PerkinElmer, Inc.	3,091	417,470

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Invesco S&P 500 QVM Multi-factor ETF (QVML)–(continued)

August 31, 2022

	Shares	Value
Health Care-(continued)
Pfizer, Inc.	133,502	$6,038,295
Quest Diagnostics, Inc.	2,946	369,163
Regeneron Pharmaceuticals, Inc.(b)	2,778	1,614,185
ResMed, Inc.	3,334	733,213
STERIS PLC	2,386	480,493
Stryker Corp.	8,262	1,695,362
Teleflex, Inc.	1,140	257,936
Thermo Fisher Scientific, Inc.	9,714	5,297,238
UnitedHealth Group, Inc.	22,632	11,753,477
Universal Health Services, Inc., Class B	1,800	176,112
Vertex Pharmaceuticals, Inc.(b)	5,927	1,669,991
Viatris, Inc.	30,488	291,160
Waters Corp.(b)	1,415	422,519
West Pharmaceutical Services, Inc.	1,753	520,098
Zimmer Biomet Holdings, Inc.	5,040	535,853
Zoetis, Inc.	11,232	1,758,145

		111,650,848

Industrials-8.12%
3M Co.(c)	13,949	1,734,558
A.O. Smith Corp.(c)	3,175	179,229
Alaska Air Group, Inc.(b)	3,005	130,898
Allegion PLC	2,108	200,471
American Airlines Group, Inc.(b)(c)	17,051	221,492
AMETEK, Inc.	5,416	650,787
C.H. Robinson Worldwide, Inc.	3,234	369,161
Carrier Global Corp.	20,526	802,977
Caterpillar, Inc.	12,089	2,232,959
Cintas Corp.	2,073	843,379
Copart, Inc.(b)	5,070	606,625
CSX Corp.	52,734	1,669,031
Cummins, Inc.	3,314	713,736
Deere & Co.	6,724	2,455,941
Delta Air Lines, Inc.(b)	16,609	516,042
Dover Corp.	3,408	425,864
Eaton Corp. PLC	9,097	1,243,014
Emerson Electric Co.	13,854	1,132,426
Equifax, Inc.	2,997	565,684
Expeditors International of Washington, Inc.	4,255	437,797
Fastenal Co.	13,629	685,948
FedEx Corp.	5,998	1,264,438
Fortive Corp.	8,369	530,009
Fortune Brands Home & Security, Inc.	3,265	200,569
General Dynamics Corp.	5,331	1,220,426
General Electric Co.	26,536	1,948,804
Honeywell International, Inc.	16,240	3,075,044
Howmet Aerospace, Inc.	8,855	313,733
Huntington Ingalls Industries, Inc.	929	213,912
IDEX Corp.	1,790	360,166
Illinois Tool Works, Inc.	6,852	1,334,975
Ingersoll Rand, Inc.	9,093	430,735
J.B. Hunt Transport Services, Inc.	2,011	349,954
Jacobs Solutions, Inc.	3,229	402,269
Johnson Controls International PLC	16,612	899,374
L3Harris Technologies, Inc.	4,558	1,040,090
Leidos Holdings, Inc.	3,267	310,528
Lockheed Martin Corp.	5,723	2,404,290
Nielsen Holdings PLC	9,748	271,384
Nordson Corp.	1,294	293,958
Norfolk Southern Corp.	5,630	1,368,822

	Shares	Value
Industrials-(continued)
Northrop Grumman Corp.	3,450	$1,649,065
Old Dominion Freight Line, Inc.	2,246	609,587
PACCAR, Inc.	8,027	702,443
Parker-Hannifin Corp.	2,940	779,100
Pentair PLC	4,065	180,893
Quanta Services, Inc.	3,078	434,921
Raytheon Technologies Corp.	34,032	3,054,372
Republic Services, Inc.	5,031	718,024
Robert Half International, Inc.	2,577	198,352
Rockwell Automation, Inc.	2,881	682,624
Rollins, Inc.	5,315	179,434
Snap-on, Inc.	1,279	278,643
Southwest Airlines Co.(b)	15,004	550,647
Stanley Black & Decker, Inc.	3,853	339,449
Textron, Inc.	5,046	314,769
Trane Technologies PLC	5,564	857,245
Union Pacific Corp.	15,021	3,372,365
United Airlines Holdings, Inc.(b)	8,226	287,992
United Parcel Service, Inc., Class B	17,619	3,427,072
United Rentals, Inc.(b)	1,737	507,273
Verisk Analytics, Inc.(c)	3,936	736,662
W.W. Grainger, Inc.	1,000	554,940
Wabtec Corp.	4,392	384,959
Waste Management, Inc.	9,240	1,561,837
Xylem, Inc.	4,410	401,751

		58,815,918

Information Technology-28.96%
Accenture PLC, Class A	14,828	4,277,285
Adobe, Inc.(b)	10,899	4,070,123
Advanced Micro Devices, Inc.(b)	38,877	3,299,491
Akamai Technologies, Inc.(b)	3,791	342,251
Amphenol Corp., Class A	14,280	1,050,008
Analog Devices, Inc.	12,755	1,932,765
ANSYS, Inc.(b)	2,087	518,202
Apple, Inc.	372,117	58,504,235
Applied Materials, Inc.	22,033	2,072,644
Arista Networks, Inc.(b)	5,374	644,235
Automatic Data Processing, Inc.	10,126	2,474,896
Broadcom, Inc.	10,160	5,070,958
Broadridge Financial Solutions, Inc.	2,989	511,627
Cadence Design Systems, Inc.(b)	6,337	1,101,180
CDW Corp.	3,220	549,654
Cisco Systems, Inc.	100,629	4,500,129
Cognizant Technology Solutions Corp., Class A	12,768	806,555
Corning, Inc.	17,772	609,935
DXC Technology Co.(b)	5,812	144,021
EPAM Systems, Inc.(b)	1,396	595,394
F5, Inc.(b)	1,426	223,968
Fidelity National Information Services, Inc.	14,591	1,333,180
Fiserv, Inc.(b)	14,188	1,435,684
FleetCor Technologies, Inc.(b)	1,943	412,946
Fortinet, Inc.(b)	15,802	769,399
Gartner, Inc.(b)	2,083	594,322
Global Payments, Inc.	6,949	863,274
Hewlett Packard Enterprise Co.	32,066	436,098
HP, Inc.	26,363	756,882
Intel Corp.	104,370	3,331,490
International Business Machines Corp.	21,033	2,701,689

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Invesco S&P 500 QVM Multi-factor ETF (QVML)–(continued)

August 31, 2022

	Shares	Value
Information Technology-(continued)
Intuit, Inc.	6,737	$2,908,902
Jack Henry & Associates, Inc.	1,741	334,620
Juniper Networks, Inc.	7,680	218,266
Keysight Technologies, Inc.(b)	4,376	717,183
KLA Corp.	3,619	1,245,406
Lam Research Corp.	3,369	1,475,319
Mastercard, Inc., Class A	20,422	6,624,284
Microchip Technology, Inc.	13,946	909,976
Micron Technology, Inc.	28,675	1,620,998
Microsoft Corp.	179,856	47,026,948
Monolithic Power Systems, Inc.	1,015	459,978
Motorola Solutions, Inc.	4,054	986,784
NetApp, Inc.	5,430	391,666
NortonLifeLock, Inc.	13,724	310,025
NVIDIA Corp.	59,829	9,030,589
NXP Semiconductors N.V. (China)	6,780	1,115,852
Paychex, Inc.	7,530	928,750
PayPal Holdings, Inc.(b)	26,988	2,521,759
PTC, Inc.(b)	2,526	290,212
Qorvo, Inc.(b)	2,740	245,997
QUALCOMM, Inc.	27,634	3,655,149
Roper Technologies, Inc.	2,655	1,068,850
salesforce.com, inc.(b)	19,847	3,098,514
Seagate Technology Holdings PLC	4,847	324,555
Skyworks Solutions, Inc.	4,006	394,791
Synopsys, Inc.(b)	3,643	1,260,551
TE Connectivity Ltd. (Switzerland)	7,661	966,895
Teledyne Technologies, Inc.(b)	1,118	411,826
Teradyne, Inc.	4,051	342,877
Texas Instruments, Inc.	23,484	3,879,792
Trimble, Inc.(b)	6,086	384,940
Visa, Inc., Class A(c)	39,444	7,837,917
Western Digital Corp.(b)	7,823	330,600
Zebra Technologies Corp., Class A(b)	1,302	392,735

		209,648,026

Materials-2.68%
Air Products and Chemicals, Inc.	5,144	1,298,603
Albemarle Corp.	2,884	772,797
Amcor PLC	35,339	424,421
Avery Dennison Corp.	1,901	349,062
Ball Corp.	7,515	419,412
Celanese Corp.	2,573	285,243
CF Industries Holdings, Inc.	5,609	580,307
Corteva, Inc.	17,321	1,064,029
Dow, Inc.	17,697	902,547
DuPont de Nemours, Inc.	12,240	681,034
Eastman Chemical Co.	3,094	281,554
FMC Corp.	3,137	339,047
Freeport-McMoRan, Inc.	32,344	957,382
International Flavors & Fragrances, Inc.	6,022	665,311
International Paper Co.	9,406	391,478
Linde PLC (United Kingdom)	12,049	3,408,180
LyondellBasell Industries N.V., Class A	6,498	539,334
Martin Marietta Materials, Inc.	1,489	517,740
Mosaic Co. (The)	9,720	523,616
Newmont Corp.	19,163	792,582
Nucor Corp.(c)	6,601	877,537
Packaging Corp. of America	2,231	305,469
PPG Industries, Inc.	5,624	714,135

	Shares	Value
Materials-(continued)
Sealed Air Corp.	3,635	$195,599
Sherwin-Williams Co. (The)	5,737	1,331,558
Vulcan Materials Co.	3,205	533,600
WestRock Co.	6,246	253,525

		19,405,102

Real Estate-2.60%
Alexandria Real Estate Equities, Inc.	3,682	564,819
AvalonBay Communities, Inc.	3,450	693,139
Boston Properties, Inc.	3,646	289,602
Camden Property Trust	2,503	321,661
CBRE Group, Inc., Class A(b)	8,419	664,764
Crown Castle, Inc.	10,572	1,806,015
Digital Realty Trust, Inc.	7,095	877,155
Duke Realty Corp.	9,211	542,067
Equinix, Inc.	2,202	1,447,529
Equity Residential	8,424	616,468
Essex Property Trust, Inc.	1,589	421,180
Extra Space Storage, Inc.	3,297	655,213
Federal Realty Investment Trust	1,772	179,450
Healthpeak Properties, Inc.	13,873	364,166
Host Hotels & Resorts, Inc.	16,994	301,983
Iron Mountain, Inc.(c)	6,976	367,007
Kimco Realty Corp.	15,628	329,438
Mid-America Apartment Communities, Inc.	2,859	473,651
Prologis, Inc.	17,987	2,239,561
Public Storage	3,791	1,254,177
Realty Income Corp.	14,068	960,563
Regency Centers Corp.	3,852	234,356
Simon Property Group, Inc.	8,310	847,454
UDR, Inc.	7,337	329,211
Ventas, Inc.	9,849	471,373
Vornado Realty Trust	4,039	105,903
Welltower, Inc.	10,729	822,378
Weyerhaeuser Co.	18,312	625,538

		18,805,821

Utilities-3.41%
Alliant Energy Corp.	6,219	379,608
Ameren Corp.	6,317	585,080
American Electric Power Co., Inc.	12,161	1,218,532
American Water Works Co., Inc.(c)	4,199	623,342
Atmos Energy Corp.	3,252	368,712
CenterPoint Energy, Inc.	15,315	482,882
CMS Energy Corp.	6,969	470,686
Consolidated Edison, Inc.	8,608	841,346
Constellation Energy Corp.	7,445	607,438
Dominion Energy, Inc.	19,990	1,635,182
DTE Energy Co.	4,656	606,863
Duke Energy Corp.	18,636	1,992,375
Edison International	9,140	619,418
Entergy Corp.	4,863	560,704
Evergy, Inc.	5,938	406,931
Eversource Energy	8,334	747,476
Exelon Corp.	23,777	1,044,048
FirstEnergy Corp.	14,083	556,983
NextEra Energy, Inc.	45,014	3,828,891
NiSource, Inc.	10,334	304,956
NRG Energy, Inc.	5,751	237,401
Pinnacle West Capital Corp.	2,796	210,679
PPL Corp.	18,915	550,048

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Invesco S&P 500 QVM Multi-factor ETF (QVML)–(continued)

August 31, 2022

	Shares	Value
Utilities-(continued)
Public Service Enterprise Group, Inc.	12,283	$790,534
Sempra Energy	7,808	1,288,086
Southern Co. (The)	25,562	1,970,063
WEC Energy Group, Inc.	7,658	789,846
Xcel Energy, Inc.	13,194	979,654

		24,697,764

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.90% (Cost $755,884,588)		723,355,482

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.95%
Invesco Private Government Fund, 2.29%(d)(e)(f)	3,953,022	3,953,022

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 2.37%(d)(e)(f)	10,163,897	$10,164,913

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $14,117,935)		14,117,935

TOTAL INVESTMENTS IN SECURITIES-101.85% (Cost $770,002,523)		737,473,417
OTHER ASSETS LESS LIABILITIES-(1.85)%		(13,418,860)

NET ASSETS-100.00%		$724,054,557

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Invesco Ltd.	$211,675	$36,308	$(31,961)	$(70,159)	$(5,835)	$140,028	$6,030

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	-	15,145,743	(15,145,743)	-	-	-	1,938

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	38,647,954	(34,694,932)	-	-	3,953,022	19,580	*

Invesco Private Prime Fund	-	60,908,648	(50,742,585)	-	(1,150)	10,164,913	49,793	*

Total	$211,675	$114,738,653	$(100,615,221)	$(70,159)	$(6,985)	$14,257,963	$77,341

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.87%
Communication Services-1.32%
Iridium Communications, Inc.(b)(c)	17,465	$775,271
John Wiley & Sons, Inc., Class A	5,752	264,764
New York Times Co. (The), Class A	22,063	672,701
TEGNA, Inc.	30,029	642,621
World Wrestling Entertainment, Inc., Class A(c)	5,795	394,118
Ziff Davis, Inc.(b)(c)	6,218	480,527

		3,230,002

Consumer Discretionary-14.09%
Adient PLC(b)	11,575	384,290
American Eagle Outfitters, Inc.(c)	18,926	213,107
AutoNation, Inc.(b)	5,175	644,805
Boyd Gaming Corp.	10,571	575,379
Brunswick Corp.	10,491	783,783
Callaway Golf Co.(b)(c)	14,873	329,139
Capri Holdings Ltd.(b)	18,254	861,224
Carter’s, Inc.	5,568	411,197
Choice Hotels International, Inc.	4,256	488,206
Churchill Downs, Inc.	4,347	856,750
Columbia Sportswear Co.	4,469	318,371
Cracker Barrel Old Country Store, Inc.(c)	3,302	356,418
Crocs, Inc.(b)	7,337	540,737
Dana, Inc.	17,732	274,314
Deckers Outdoor Corp.(b)	3,475	1,117,456
Dick’s Sporting Goods, Inc.	8,331	886,168
Five Below, Inc.(b)(c)	7,086	906,158
Foot Locker, Inc.	11,765	433,423
Fox Factory Holding Corp.(b)	5,218	486,370
Gap, Inc. (The)(c)	29,026	265,298
Gentex Corp.	31,137	849,729
Goodyear Tire & Rubber Co. (The)(b)	35,486	497,868
Graham Holdings Co., Class B	534	301,940
Grand Canyon Education, Inc.(b)(c)	5,097	414,794
H&R Block, Inc.	21,360	961,200
Hanesbrands, Inc.	47,531	413,995
Harley-Davidson, Inc.(c)	20,174	778,111
Helen of Troy Ltd.(b)	3,317	410,081
KB Home	11,772	337,268
Kohl’s Corp.	16,085	457,136
Lear Corp.	7,709	1,068,776
Leggett & Platt, Inc.(c)	17,659	674,927
Light & Wonder, Inc.(b)	12,231	602,132
Lithia Motors, Inc., Class A(c)	3,975	1,055,124
Macy’s, Inc.	38,303	663,408
Marriott Vacations Worldwide Corp.	5,481	780,604
Mattel, Inc.(b)	47,510	1,050,921
Murphy USA, Inc.	3,075	892,273
Nordstrom, Inc.(c)	14,158	242,243
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	6,776	374,780
Polaris, Inc.	7,490	848,392
RH(b)(c)	2,202	563,514
Service Corp. International	21,338	1,316,768
Skechers U.S.A., Inc., Class A(b)	16,668	630,050
Taylor Morrison Home Corp., Class A(b)	16,921	424,886
Texas Roadhouse, Inc.	8,883	788,455
Thor Industries, Inc.(c)	7,201	583,353

	Shares	Value
Consumer Discretionary-(continued)
Toll Brothers, Inc.	15,103	$661,360
TopBuild Corp.(b)	4,284	787,228
Victoria’s Secret & Co.(b)(c)	10,070	336,741
Visteon Corp.(b)	3,606	432,107
Wendy’s Co. (The)	22,909	439,395
Williams-Sonoma, Inc.(c)	9,708	1,444,065
Wyndham Hotels & Resorts, Inc.	12,286	802,767
YETI Holdings, Inc.(b)(c)	11,237	414,533

		34,433,517

Consumer Staples-3.90%
BJ’s Wholesale Club Holdings, Inc.(b)	17,123	1,275,492
Casey’s General Stores, Inc.	5,154	1,101,771
Coty, Inc., Class A(b)(c)	44,424	333,624
Darling Ingredients, Inc.(b)	19,872	1,511,465
Flowers Foods, Inc.	28,181	769,341
Grocery Outlet Holding Corp.(b)	11,691	469,043
Hain Celestial Group, Inc. (The)(b)	11,976	242,634
Ingredion, Inc.	8,886	773,704
Lancaster Colony Corp.	2,653	447,163
Nu Skin Enterprises, Inc., Class A	6,554	268,321
Performance Food Group Co.(b)	20,648	1,031,987
Pilgrim’s Pride Corp.(b)	6,724	191,432
Post Holdings, Inc.(b)	7,583	673,067
Sprouts Farmers Market, Inc.(b)(c)	15,457	446,707

		9,535,751

Energy-4.65%
Antero Midstream Corp.(c)	41,376	416,656
ChampionX Corp.	24,314	530,288
CNX Resources Corp.(b)(c)	24,520	433,268
DT Midstream, Inc.	12,764	704,701
EQT Corp.	38,438	1,837,336
Equitrans Midstream Corp.	50,508	468,209
HF Sinclair Corp.	16,790	883,658
Matador Resources Co.	13,312	793,395
Murphy Oil Corp.	18,108	705,669
NOV, Inc.	48,458	856,253
PDC Energy, Inc.	12,100	821,711
Range Resources Corp.(b)	30,902	1,015,440
Targa Resources Corp.	27,820	1,898,159

		11,364,743

Financials-16.59%
Affiliated Managers Group, Inc.	5,260	669,914
Alleghany Corp.(b)	1,796	1,510,759
American Financial Group, Inc.	8,680	1,108,262
Associated Banc-Corp	19,721	395,209
Bank of Hawaii Corp.	5,363	418,421
Bank OZK(c)	16,276	659,666
Bread Financial Holdings, Inc.	6,632	254,868
Brighthouse Financial, Inc.(b)	10,242	487,007
Cadence Bank(c)	24,725	629,993
Cathay General Bancorp	9,676	405,811
CNO Financial Group, Inc.	16,100	296,401
Commerce Bancshares, Inc.	14,570	1,001,979
Cullen/Frost Bankers, Inc.	7,451	968,332
East West Bancorp, Inc.	18,797	1,356,580
Essent Group Ltd.	14,440	577,456

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)–(continued)

August 31, 2022

	Shares	Value
Financials-(continued)
Evercore, Inc., Class A	5,325	$498,899
F.N.B. Corp.	45,471	542,014
Federated Hermes, Inc., Class B	12,745	434,095
First American Financial Corp.	14,739	788,537
First Financial Bankshares, Inc.(c)	16,926	719,524
First Horizon Corp.	70,174	1,587,336
FirstCash Holdings, Inc.	5,470	426,441
Fulton Financial Corp.	21,743	352,889
Glacier Bancorp, Inc.(c)	14,304	724,927
Hancock Whitney Corp.	11,595	559,227
Hanover Insurance Group, Inc. (The)	4,691	606,968
Home BancShares, Inc.	20,103	473,024
Interactive Brokers Group, Inc., Class A	11,978	737,725
International Bancshares Corp.	6,944	289,773
Janus Henderson Group PLC	22,742	532,163
Jefferies Financial Group, Inc.	26,564	852,439
Kemper Corp.	7,949	365,654
Kinsale Capital Group, Inc.	2,674	678,073
Mercury General Corp.	3,511	112,001
MGIC Investment Corp.	41,909	598,880
Navient Corp.	21,293	327,699
New York Community Bancorp, Inc.(c)	63,329	619,991
Old National Bancorp	38,998	650,877
Old Republic International Corp.	38,076	831,580
PacWest Bancorp	15,511	408,405
Pinnacle Financial Partners, Inc.	10,215	824,453
Primerica, Inc.	5,207	659,987
Prosperity Bancshares, Inc.	12,146	860,908
Reinsurance Group of America, Inc.	8,850	1,109,436
RenaissanceRe Holdings Ltd. (Bermuda)	5,761	779,233
RLI Corp.	5,428	595,777
SEI Investments Co.	14,039	767,933
Selective Insurance Group, Inc.	8,048	639,172
SLM Corp.	36,533	558,224
Stifel Financial Corp.	13,732	814,445
Synovus Financial Corp.	19,662	789,626
Texas Capital Bancshares, Inc.(b)	6,912	408,015
UMB Financial Corp.	5,713	511,142
Umpqua Holdings Corp.	28,417	504,118
United Bankshares, Inc.	18,282	678,262
Unum Group	26,733	1,011,844
Valley National Bancorp(c)	58,552	680,374
Voya Financial, Inc.	14,570	896,492
Washington Federal, Inc.	8,538	273,301
Webster Financial Corp.	23,256	1,094,195
Wintrust Financial Corp.	7,454	628,670

		40,545,406
Health Care-7.55%
Acadia Healthcare Co., Inc.(b)	12,012	984,143
Amedisys, Inc.(b)	4,288	507,914
Azenta, Inc.	9,719	512,289
Bruker Corp.	12,946	724,976
Chemed Corp.	2,066	983,809
Encompass Health Corp.	14,278	693,482
Enovis Corp.(b)	5,974	302,583
Envista Holdings Corp.(b)(c)	21,560	799,660
Exelixis, Inc.(b)	39,584	702,220
Globus Medical, Inc., Class A(b)(c)	11,212	663,638
Halozyme Therapeutics, Inc.(b)	18,381	748,658

	Shares	Value
Health Care-(continued)
HealthEquity, Inc.(b)(c)	10,749	$710,294
ICU Medical, Inc.(b)(c)	2,707	430,413
Integra LifeSciences Holdings Corp.(b)	9,811	468,083
LHC Group, Inc.(b)	4,153	670,585
LivaNova PLC(b)(c)	6,785	381,656
Masimo Corp.(b)	6,690	982,694
Medpace Holdings, Inc.(b)	3,649	538,629
Neurocrine Biosciences, Inc.(b)	11,889	1,243,946
Option Care Health, Inc.(b)	19,100	591,336
Patterson Cos., Inc.	11,665	325,337
Perrigo Co. PLC	17,301	647,403
QuidelOrtho Corp.(b)	6,395	506,868
Syneos Health, Inc.(b)	13,660	821,103
Tandem Diabetes Care, Inc.(b)	8,606	393,638
Tenet Healthcare Corp.(b)	13,599	768,344
United Therapeutics Corp.(b)	5,950	1,348,389
		18,452,090
Industrials-19.66%
Acuity Brands, Inc.	4,486	735,390
AECOM	18,270	1,336,451
AGCO Corp.	7,977	867,180
ASGN, Inc.(b)	6,745	652,242
Avis Budget Group, Inc.(b)(c)	5,424	907,869
Axon Enterprise, Inc.(b)(c)	8,849	1,032,501
Brink’s Co. (The)	6,337	350,309
Builders FirstSource, Inc.(b)	24,957	1,462,730
CACI International, Inc., Class A(b)	3,035	852,440
Carlisle Cos., Inc.	6,542	1,934,208
Chart Industries, Inc.(b)(c)	4,405	853,953
Clean Harbors, Inc.(b)	6,338	744,208
Crane Holdings Co.	6,498	613,151
Curtiss-Wright Corp.	5,054	743,898
Donaldson Co., Inc.	16,071	825,246
Dycom Industries, Inc.(b)	3,875	434,465
EMCOR Group, Inc.	6,879	818,051
EnerSys	5,343	333,243
Esab Corp.(c)	6,016	247,197
Flowserve Corp.(c)	17,182	523,536
Fluor Corp.(b)(c)	17,996	475,814
FTI Consulting, Inc.(b)	4,457	715,794
GATX Corp.	4,660	450,203
Graco, Inc.	22,303	1,423,824
GXO Logistics, Inc.(b)	13,809	612,843
Hexcel Corp.	10,841	636,042
Hubbell, Inc.	6,795	1,401,809
Insperity, Inc.	4,832	526,785
ITT, Inc.	11,076	803,342
JetBlue Airways Corp.(b)(c)	43,800	341,202
KBR, Inc.	18,098	874,133
Kennametal, Inc.(c)	10,730	251,511
Kirby Corp.(b)	7,423	497,786
Knight-Swift Transportation Holdings, Inc.	22,189	1,120,766
Landstar System, Inc.	5,084	745,467
Lincoln Electric Holdings, Inc.(c)	7,597	1,038,434
ManpowerGroup, Inc.	7,170	525,704
MasTec, Inc.(b)(c)	7,520	605,360
MDU Resources Group, Inc.	26,813	808,412
Mercury Systems, Inc.(b)(c)	7,154	344,322
Middleby Corp. (The)(b)(c)	7,548	1,085,553

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)–(continued)

August 31, 2022

	Shares	Value
Industrials-(continued)
MillerKnoll, Inc.	9,566	$264,787
MSC Industrial Direct Co., Inc., Class A	6,211	491,973
nVent Electric PLC	21,340	703,366
Oshkosh Corp.	8,422	671,739
Owens Corning	13,319	1,088,562
Regal Rexnord Corp.	8,688	1,195,382
Ryder System, Inc.	6,957	531,793
Saia, Inc.(b)(c)	3,286	679,643
Science Applications International Corp.	6,998	637,308
Simpson Manufacturing Co., Inc.	5,602	518,969
SunPower Corp.(b)	10,109	242,616
Sunrun, Inc.(b)(c)	25,671	847,913
Terex Corp.	8,730	290,011
Tetra Tech, Inc.	7,190	976,474
Timken Co. (The)	8,701	548,076
Toro Co. (The)	13,691	1,135,395
Trex Co., Inc.(b)(c)	14,876	696,048
Univar Solutions, Inc.(b)	21,679	546,744
Valmont Industries, Inc.	2,776	768,452
Vicor Corp.(b)	2,789	198,410
Watsco, Inc.(c)	4,343	1,181,426
Watts Water Technologies, Inc., Class A	3,563	493,547
Werner Enterprises, Inc.(c)	8,024	319,275
Woodward, Inc.(c)	8,327	774,994
XPO Logistics, Inc.(b)	12,968	679,783

		48,036,060
Information Technology-11.30%
ACI Worldwide, Inc.(b)	14,827	351,400
Amkor Technology, Inc.	13,401	269,762
Arrow Electronics, Inc.(b)	8,833	925,787
Aspen Technology, Inc.(b)	3,440	724,464
Avnet, Inc.	12,996	570,394
Belden, Inc.	5,806	380,177
Calix, Inc.(b)	6,928	407,713
Ciena Corp.(b)	21,303	1,080,914
Cirrus Logic, Inc.(b)	7,511	576,019
Cognex Corp.	23,445	987,269
CommVault Systems, Inc.(b)	5,543	300,929
Concentrix Corp.	5,460	686,759
Envestnet, Inc.(b)(c)	7,641	400,159
Euronet Worldwide, Inc.(b)	7,198	638,175
First Solar, Inc.(b)	12,776	1,629,579
Genpact Ltd.	22,225	1,044,131
II-VI Incorporated(b)	13,790	651,302
Jabil, Inc.	18,768	1,131,710
Kyndryl Holdings, Inc.(b)	27,001	281,350
Lattice Semiconductor Corp.(b)	18,144	977,962
Littelfuse, Inc.	3,211	761,713
Lumentum Holdings, Inc.(b)(c)	9,341	780,441
Manhattan Associates, Inc.(b)	7,897	1,115,530
Maximus, Inc.	8,409	509,501
MKS Instruments, Inc.	7,544	751,458
National Instruments Corp.	17,404	691,983
NCR Corp.(b)	17,915	556,261
Paylocity Holding Corp.(b)	4,935	1,189,335
Power Integrations, Inc.	8,010	572,955
Qualys, Inc.(b)	4,327	657,271
Semtech Corp.(b)	8,932	412,569
Silicon Laboratories, Inc.(b)	5,083	637,052

	Shares	Value
Information Technology-(continued)
SiTime Corp.(b)(c)	1,928	$205,158
Synaptics, Inc.(b)	5,288	611,346
TD SYNNEX Corp.	5,398	519,719
Teradata Corp.(b)(c)	14,108	464,153
Viasat, Inc.(b)(c)	10,346	392,941
Vishay Intertechnology, Inc.	17,651	347,195
Vontier Corp.	22,454	492,192
Western Union Co. (The)	53,063	786,394
WEX, Inc.(b)	5,643	870,433
Xerox Holdings Corp.	15,906	264,358
		27,605,913
Materials-7.81%
Alcoa Corp.	23,933	1,184,205
AptarGroup, Inc.	8,586	882,727
Ashland, Inc.	6,837	695,733
Avient Corp.	11,654	510,795
Cabot Corp.	7,398	532,434
Chemours Co. (The)	20,794	701,382
Cleveland-Cliffs, Inc.(b)(c)	64,623	1,116,039
Commercial Metals Co.	15,492	627,581
Eagle Materials, Inc.	5,137	614,488
Greif, Inc., Class A	3,401	228,037
Ingevity Corp.(b)(c)	4,929	345,720
Louisiana-Pacific Corp.	11,312	613,450
Minerals Technologies, Inc.	4,329	252,207
NewMarket Corp.	912	261,935
Olin Corp.	18,769	1,025,913
Reliance Steel & Aluminum Co.	8,218	1,544,820
Royal Gold, Inc.	8,453	776,831
RPM International, Inc.	17,340	1,615,394
Sensient Technologies Corp.	5,674	452,048
Silgan Holdings, Inc.	10,716	488,114
Sonoco Products Co.	12,774	805,017
Steel Dynamics, Inc.	25,957	2,095,249
United States Steel Corp.	35,280	806,854
Valvoline, Inc.	23,375	679,511
Worthington Industries, Inc.(c)	4,323	220,430
		19,076,914
Real Estate-8.90%
Apartment Income REIT Corp.	21,698	886,363
Brixmor Property Group, Inc.	40,587	871,809
Corporate Office Properties Trust(c)	14,900	385,016
Cousins Properties, Inc.	20,093	539,497
Douglas Emmett, Inc.	24,492	478,084
EastGroup Properties, Inc.	5,288	872,679
EPR Properties	10,016	435,596
First Industrial Realty Trust, Inc.	17,687	896,377
Highwoods Properties, Inc.	14,130	429,693
Hudson Pacific Properties, Inc.	20,753	274,147
Independence Realty Trust, Inc.	29,463	573,055
JBG SMITH Properties	14,849	326,233
Jones Lang LaSalle, Inc.(b)	7,059	1,221,207
Kilroy Realty Corp.	14,489	706,628
Kite Realty Group Trust(c)	29,621	573,463
Lamar Advertising Co., Class A	11,665	1,095,227
Life Storage, Inc.	11,188	1,423,673
Macerich Co. (The)	28,957	277,118
Medical Properties Trust, Inc.	86,176	1,259,031
National Retail Properties, Inc.	23,660	1,062,334

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)–(continued)

August 31, 2022

	Shares	Value
Real Estate-(continued)
National Storage Affiliates Trust	11,388	$575,322
Omega Healthcare Investors, Inc.	31,573	1,031,174
Park Hotels & Resorts, Inc.	29,104	407,456
Pebblebrook Hotel Trust	16,226	285,902
Physicians Realty Trust(c)	29,535	492,053
PotlatchDeltic Corp.(c)	9,256	429,663
Rayonier, Inc.	19,457	691,113
Rexford Industrial Realty, Inc.	20,808	1,294,466
SL Green Realty Corp.	9,092	401,594
Spirit Realty Capital, Inc.	16,868	689,058
STORE Capital Corp.	32,193	868,567
		21,753,598
Utilities-4.10%
ALLETE, Inc.	7,389	437,281
Black Hills Corp.	8,464	638,863
Essential Utilities, Inc.	29,842	1,466,734
Hawaiian Electric Industries, Inc.	14,330	560,590
IDACORP, Inc.	6,724	734,530
National Fuel Gas Co.	11,784	839,846
New Jersey Resources Corp.	12,460	549,984
NorthWestern Corp.	7,175	380,132
OGE Energy Corp.	26,798	1,086,391
ONE Gas, Inc.	7,070	553,369
PNM Resources, Inc.	11,436	542,409
Southwest Gas Holdings, Inc.	8,729	679,553
Spire, Inc.	6,841	478,117
UGI Corp.	27,004	1,066,658
		10,014,457
Total Common Stocks & Other Equity Interests (Cost $255,672,128)		244,048,451

	Shares	Value
Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $64,731)	64,731	$64,731
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.90% (Cost $255,736,859)		244,113,182

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-13.12%
Invesco Private Government Fund, 2.29%(d)(e)(f)	8,622,571	8,622,571
Invesco Private Prime Fund, 2.37%(d)(e)(f)	23,435,187	23,437,531

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $32,058,252)		32,060,102

TOTAL INVESTMENTS IN SECURITIES-113.02% (Cost $287,795,111)		276,173,284
OTHER ASSETS LESS LIABILITIES-(13.02)%		(31,811,366)

NET ASSETS-100.00%		$244,361,918

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$8,149,819	$(8,085,088)	$-	$-	$64,731	$950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)–(continued)

August 31, 2022

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$190,193	$48,466,483	$(40,034,105)	$-	$-	$8,622,571	$45,865	*

Invesco Private Prime Fund	443,783	98,289,452	(75,295,630)	1,850	(1,924)	23,437,531	128,004	*

Total	$633,976	$154,905,754	$(123,414,823)	$1,850	$(1,924)	$32,124,833	$174,819

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Invesco S&P MidCap Low Volatility ETF (XMLV)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Communication Services-1.04%
John Wiley & Sons, Inc., Class A(b)	261,846	$12,052,771

Consumer Discretionary-2.37%
Graham Holdings Co., Class B	25,146	14,218,303
Service Corp. International	215,814	13,317,882

		27,536,185

Consumer Staples-6.67%
Casey’s General Stores, Inc.	67,882	14,511,135
Flowers Foods, Inc.	598,128	16,328,894
Ingredion, Inc.(b)	165,669	14,424,800
Lancaster Colony Corp.	104,769	17,658,815
Post Holdings, Inc.(b)(c)	164,714	14,620,015

		77,543,659

Financials-20.99%
American Financial Group, Inc.	109,290	13,954,147
Bank of Hawaii Corp.	184,807	14,418,642
Commerce Bancshares, Inc.(b)	223,802	15,390,864
First American Financial Corp.	252,570	13,512,495
First Financial Bankshares, Inc.	308,958	13,133,805
Fulton Financial Corp.	801,201	13,003,492
Hanover Insurance Group, Inc. (The)(b)	120,878	15,640,404
Mercury General Corp.(b)	544,427	17,367,221
New York Community Bancorp, Inc.(b)	1,254,636	12,282,887
Old National Bancorp	815,200	13,605,688
Old Republic International Corp.	616,010	13,453,658
Prosperity Bancshares, Inc.(b)	207,402	14,700,654
RenaissanceRe Holdings Ltd. (Bermuda)	115,496	15,621,989
RLI Corp.	138,816	15,236,444
SEI Investments Co.(b)	270,393	14,790,497
Selective Insurance Group, Inc.(b)	178,438	14,171,546
Washington Federal, Inc.	433,675	13,881,937

		244,166,370

Health Care-1.22%
Chemed Corp.	29,797	14,189,033

Industrials-19.38%
CACI International, Inc., Class A(c)	52,088	14,629,957
Carlisle Cos., Inc.	43,519	12,866,828
Curtiss-Wright Corp.(b)	95,781	14,098,005
Donaldson Co., Inc.(b)	263,680	13,539,968
FTI Consulting, Inc.(b)(c)	97,595	15,673,757
GATX Corp.(b)	133,485	12,895,986
Graco, Inc.(b)	227,099	14,498,000
Hubbell, Inc.	65,779	13,570,208
Lincoln Electric Holdings, Inc.(b)	113,637	15,533,041
MDU Resources Group, Inc.	522,755	15,761,063
MSA Safety, Inc.	113,053	13,437,480
MSC Industrial Direct Co., Inc., Class A	202,655	16,052,303
Science Applications International Corp.(b)	153,882	14,014,034
Stericycle, Inc.(b)(c)	256,249	12,835,512
Watsco, Inc.(b)	47,076	12,806,084
Werner Enterprises, Inc.(b)	330,750	13,160,542

		225,372,768

Information Technology-3.51%
Arrow Electronics, Inc.(c)	120,446	12,623,945

	Shares	Value
Information Technology-(continued)
Genpact Ltd.	308,812	$14,507,988
Maximus, Inc.(b)	226,267	13,709,518

		40,841,451

Materials-7.51%
AptarGroup, Inc.	129,700	13,334,457
Ashland, Inc.	131,057	13,336,361
RPM International, Inc.(b)	163,588	15,239,858
Sensient Technologies Corp.	172,706	13,759,487
Silgan Holdings, Inc.	361,015	16,444,233
Sonoco Products Co.	242,495	15,282,035

		87,396,431

Real Estate-17.99%
Apartment Income REIT Corp.	343,655	14,038,307
Corporate Office Properties Trust(b)	537,965	13,901,016
Cousins Properties, Inc.(b)	519,773	13,955,905
EastGroup Properties, Inc.(b)	79,860	13,179,296
First Industrial Realty Trust, Inc.	302,518	15,331,612
Highwoods Properties, Inc.	432,361	13,148,098
JBG SMITH Properties(b)	600,837	13,200,389
Life Storage, Inc.	104,769	13,331,855
Medical Properties Trust, Inc.(b)	840,740	12,283,211
National Retail Properties, Inc.	344,021	15,446,543
Physicians Realty Trust(b)	991,285	16,514,808
Rayonier, Inc.(b)	379,997	13,497,494
Rexford Industrial Realty, Inc.(b)	214,029	13,314,744
Spirit Realty Capital, Inc.	332,607	13,586,996
STORE Capital Corp.	536,281	14,468,861

		209,199,135

Utilities-19.26%
ALLETE, Inc.(b)	272,162	16,106,547
Black Hills Corp.	211,502	15,964,171
Essential Utilities, Inc.(b)	315,772	15,520,194
Hawaiian Electric Industries, Inc.(b)	402,538	15,747,287
IDACORP, Inc.(b)	165,187	18,045,028
National Fuel Gas Co.(b)	215,006	15,323,478
New Jersey Resources Corp.(b)	355,549	15,693,933
NorthWestern Corp.(b)	302,010	16,000,490
OGE Energy Corp.(b)	482,420	19,557,307
ONE Gas, Inc.(b)	189,972	14,869,108
Portland General Electric Co.(b)	330,958	17,100,600
Southwest Gas Holdings, Inc.	181,163	14,103,539
Spire, Inc.	223,395	15,613,076
UGI Corp.	363,097	14,342,331

		223,987,089

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $1,161,582,970)		1,162,284,892

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-12.45%
Invesco Private Government Fund, 2.29%(d)(e)(f)	39,630,321	39,630,321

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Invesco S&P MidCap Low Volatility ETF (XMLV)–(continued)

August 31, 2022

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 2.37%(d)(e)(f)	105,200,087	$105,210,609

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $144,838,011)		144,840,930

TOTAL INVESTMENTS IN SECURITIES-112.39% (Cost $1,306,420,981)		1,307,125,822
OTHER ASSETS LESS LIABILITIES-(12.39)%		(144,076,229)

NET ASSETS-100.00%		$1,163,049,593

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$21,851,293	$(21,851,293)	$-	$-	$-	$2,554

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	17,197,102	190,076,175	(167,642,956)	-	-	39,630,321	105,224	*
Invesco Private Prime Fund	40,126,570	324,856,455	(259,758,051)	2,918	(17,283)	105,210,609	306,907	*

Total	$57,323,672	$536,783,923	$(449,252,300)	$2,918	$(17,283)	$144,840,930	$414,685

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.73%
Communication Services-1.30%
AMC Networks, Inc., Class A(b)(c)	3,922	$105,070
ATN International, Inc.	1,332	62,404
Cars.com, Inc.(b)(c)	7,895	100,661
E.W. Scripps Co. (The), Class A(b)(c)	7,270	108,687
Gannett Co., Inc.(b)(c)	18,356	42,586
Marcus Corp. (The)(c)	2,721	43,781
QuinStreet, Inc.(b)(c)	6,105	73,321
Scholastic Corp.	3,824	175,560
Shenandoah Telecommunications Co.(c)	6,157	137,240
Shutterstock, Inc.	2,877	159,415
Telephone & Data Systems, Inc.	13,379	217,676
Thryv Holdings, Inc.(b)	2,061	52,720

		1,279,121

Consumer Discretionary-11.62%
Aaron’s Co., Inc. (The)	3,929	46,755
Abercrombie & Fitch Co., Class A(b)(c)	7,093	102,068
Academy Sports & Outdoors, Inc.(c)	9,462	407,623
Adtalem Global Education, Inc.(b)(c)	5,834	219,883
American Axle & Manufacturing Holdings, Inc.(b)(c)	12,227	126,549
American Public Education, Inc.(b)(c)	2,182	22,540
America’s Car-Mart, Inc.(b)(c)	796	64,166
Asbury Automotive Group, Inc.(b)(c)	2,765	482,437
Bed Bath & Beyond, Inc.(b)(c)	12,447	118,620
Big Lots, Inc.	3,641	74,895
BJ’s Restaurants, Inc.(b)(c)	2,910	72,983
Bloomin’ Brands, Inc.(c)	10,061	203,433
Boot Barn Holdings, Inc.(b)(c)	3,337	222,311
Buckle, Inc. (The)	3,673	118,564
Caleres, Inc.	4,649	118,642
Cato Corp. (The), Class A	2,562	27,695
Cavco Industries, Inc.(b)	1,077	252,029
Century Communities, Inc.	3,772	176,115
Cheesecake Factory, Inc. (The)	6,011	184,057
Chico’s FAS, Inc.(b)(c)	14,072	79,929
Children’s Place, Inc. (The)(b)(c)	1,706	71,959
Chuy’s Holdings, Inc.(b)	2,378	53,101
Conn’s, Inc.(b)(c)	3,019	29,013
Dave & Buster’s Entertainment, Inc.(b)	4,359	180,201
Designer Brands, Inc., Class A	7,506	128,052
Dorman Products, Inc.(b)	3,377	306,125
El Pollo Loco Holdings, Inc.(b)	2,371	21,458
Ethan Allen Interiors, Inc.	2,783	66,152
Fossil Group, Inc.(b)(c)	6,010	25,422
Genesco, Inc.(b)	1,617	91,490
Gentherm, Inc.(b)(c)	3,861	231,274
G-III Apparel Group Ltd.(b)(c)	5,150	108,511
Golden Entertainment, Inc.(b)	2,384	91,212
Group 1 Automotive, Inc.	2,076	370,753
Guess?, Inc.	5,039	88,031
Haverty Furniture Cos., Inc., (Acquired 6/30/2021 - 7/27/2022; Cost $58,125)(c)(d)	1,844	49,456
Hibbett, Inc.	1,610	94,346
Installed Building Products, Inc.	2,804	253,930
iRobot Corp.(b)(c)	3,481	204,961

	Shares	Value
Consumer Discretionary-(continued)
Kontoor Brands, Inc.	5,999	$223,343
La-Z-Boy, Inc.	5,357	141,371
LCI Industries	3,182	368,698
LGI Homes, Inc.(b)(c)	2,658	252,271
Liquidity Services, Inc.(b)(c)	3,119	54,551
LL Flooring Holdings, Inc.(b)	3,593	29,247
M.D.C. Holdings, Inc.	7,119	221,259
M/I Homes, Inc.(b)	3,698	159,902
MarineMax, Inc.(b)(c)	2,664	96,810
Meritage Homes Corp.(b)	4,655	364,719
Monarch Casino & Resort, Inc.(b)	1,600	96,624
Monro, Inc.(c)	4,362	202,004
Motorcar Parts of America, Inc.(b)(c)	2,164	32,157
Movado Group, Inc.	2,009	64,067
ODP Corp. (The)(b)	5,465	195,374
Oxford Industries, Inc.(c)	1,920	204,922
Patrick Industries, Inc.	2,783	147,416
Perdoceo Education Corp.(b)	8,784	101,719
PetMed Express, Inc.(c)	2,599	53,461
Rent-A-Center, Inc.(c)	7,533	194,653
Ruth’s Hospitality Group, Inc.(c)	3,766	68,617
Sally Beauty Holdings, Inc.(b)(c)	14,071	209,376
Shoe Carnival, Inc.(c)	2,142	50,958
Signet Jewelers Ltd.(c)	6,185	404,313
Sonic Automotive, Inc., Class A(c)	2,604	138,507
Sonos, Inc.(b)(c)	15,474	232,729
Standard Motor Products, Inc.	2,237	82,098
Steven Madden Ltd.	9,080	264,319
Strategic Education, Inc.	2,772	179,348
Sturm Ruger & Co., Inc.	2,216	115,786
Tri Pointe Homes, Inc.(b)	13,936	241,511
Tupperware Brands Corp.(b)(c)	6,652	74,768
Unifi, Inc.(b)	1,807	20,528
Universal Electronics, Inc.(b)	1,567	34,834
Vista Outdoor, Inc.(b)	7,486	210,506
Winnebago Industries, Inc.	4,058	233,660
Zumiez, Inc.(b)(c)	2,612	67,808

		11,420,975

Consumer Staples-5.19%
Andersons, Inc. (The)	3,607	133,567
B&G Foods, Inc.(c)	8,134	176,183
Cal-Maine Foods, Inc.	4,713	252,664
Central Garden & Pet Co., Class A(b)	6,237	235,509
Chefs’ Warehouse, Inc. (The)(b)(c)	3,939	131,326
Edgewell Personal Care Co.	6,680	260,253
elf Beauty, Inc.(b)	5,906	225,196
Fresh Del Monte Produce, Inc.	4,208	115,047
Hostess Brands, Inc.(b)	17,680	409,822
Inter Parfums, Inc.	2,202	172,901
J&J Snack Foods Corp.(c)	1,845	274,960
John B. Sanfilippo & Son, Inc.	1,176	94,939
Medifast, Inc.	1,248	156,599
MGP Ingredients, Inc.	1,566	171,414
National Beverage Corp.(c)	2,894	160,501
PriceSmart, Inc.	3,029	191,645
Seneca Foods Corp., Class A(b)	722	38,143
Simply Good Foods Co. (The)(b)	10,770	329,024

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)–(continued)

August 31, 2022

	Shares	Value
Consumer Staples-(continued)
SpartanNash Co.	4,434	$134,927
Tootsie Roll Industries, Inc.(c)	2,241	80,295
TreeHouse Foods, Inc.(b)(c)	7,185	334,821
United Natural Foods, Inc.(b)	6,777	298,730
Universal Corp.	3,109	158,683
USANA Health Sciences, Inc.(b)	1,378	88,909
Vector Group Ltd.	16,524	161,935
WD-40 Co.(c)	1,644	310,979

		5,098,972

Energy-4.80%
Archrock, Inc.	16,221	119,873
Bristow Group, Inc.(b)	3,162	91,730
Callon Petroleum Co.(b)	5,395	229,611
Civitas Resources, Inc.(c)	8,062	541,686
CONSOL Energy, Inc.	3,575	256,613
Core Laboratories N.V.(c)	5,241	84,642
Dorian LPG Ltd.	3,422	49,790
Dril-Quip, Inc.(b)(c)	4,359	96,465
Green Plains, Inc.(b)(c)	5,661	207,362
Helix Energy Solutions Group, Inc.(b)(c)	17,757	76,710
Helmerich & Payne, Inc.	12,093	516,976
Laredo Petroleum, Inc.(b)(c)	1,277	99,108
Nabors Industries Ltd.(b)	853	113,031
Oceaneering International, Inc.(b)	11,927	105,554
Oil States International, Inc.(b)(c)	6,795	33,295
Par Pacific Holdings, Inc.(b)	4,490	84,412
Patterson-UTI Energy, Inc.	25,373	378,058
PBF Energy, Inc., Class A(b)	9,237	315,536
ProPetro Holding Corp.(b)	9,505	87,066
Ranger Oil Corp., Class A(c)	2,178	84,920
REX American Resources Corp.(b)	1,773	53,722
RPC, Inc.	8,788	69,865
SM Energy Co.	13,644	601,291
Talos Energy, Inc.(b)	4,368	90,549
US Silica Holdings, Inc.(b)	10,340	145,070
World Fuel Services Corp.	7,233	186,611

		4,719,546

Financials-20.14%
Allegiance Bancshares, Inc.	2,351	99,588
Ambac Financial Group, Inc.(b)	5,428	81,909
American Equity Investment Life Holding Co.	10,042	381,596
Ameris Bancorp	8,209	383,196
AMERISAFE, Inc.	2,378	113,716
Apollo Commercial Real Estate Finance, Inc.	16,703	194,590
Assured Guaranty Ltd.	8,336	425,720
Axos Financial, Inc.(b)(c)	6,431	268,687
B. Riley Financial, Inc.	2,036	101,332
Banc of California, Inc.	6,856	115,729
BancFirst Corp.(c)	2,241	241,714
Bancorp, Inc. (The)(b)	7,070	167,700
BankUnited, Inc.	10,698	396,361
Banner Corp.	4,232	257,136
Berkshire Hills Bancorp, Inc.	5,957	168,047
Blucora, Inc.(b)	5,986	120,199
Brightsphere Investment Group, Inc.	4,204	71,846
Brookline Bancorp, Inc.	9,646	120,286
Capitol Federal Financial, Inc.	16,219	146,944
Central Pacific Financial Corp.	3,482	75,873
City Holding Co.	1,866	158,629

	Shares	Value
Financials-(continued)
Columbia Banking System, Inc.(c)	9,520	$285,124
Community Bank System, Inc.(c)	6,569	429,481
Customers Bancorp, Inc.(b)	3,726	129,255
CVB Financial Corp.	16,517	433,406
Dime Community Bancshares, Inc.(c)	4,095	128,010
Donnelley Financial Solutions, Inc.(b)(c)	3,589	152,353
Eagle Bancorp, Inc.	3,990	193,635
eHealth, Inc.(b)(c)	2,806	17,958
Ellington Financial, Inc.	6,730	98,796
Employers Holdings, Inc.	3,463	135,611
Encore Capital Group, Inc.(b)(c)	3,053	166,938
Enova International, Inc.(b)	4,130	144,302
EZCORP, Inc., Class A(b)(c)	6,374	55,773
FB Financial Corp.	4,335	171,753
First Bancorp	24,551	351,079
First Bancorp/Southern Pines NC	4,219	153,614
First Commonwealth Financial Corp.	11,657	157,136
First Financial Bancorp	11,683	252,119
First Hawaiian, Inc.	15,599	401,050
Flagstar Bancorp, Inc.	6,733	259,422
Genworth Financial, Inc., Class A(b)	61,936	261,370
Granite Point Mortgage Trust, Inc.	6,735	63,444
Green Dot Corp., Class A(b)	6,620	134,320
Hanmi Financial Corp.	3,687	91,143
HCI Group, Inc.	1,011	48,316
Heritage Financial Corp.	4,411	114,642
Hilltop Holdings, Inc.	7,538	199,003
HomeStreet, Inc.	2,583	89,914
Hope Bancorp, Inc.	14,716	212,941
Horace Mann Educators Corp.	5,460	195,304
Independent Bank Corp.	5,874	459,523
Independent Bank Group, Inc.	4,606	310,260
James River Group Holdings Ltd.	4,651	110,508
KKR Real Estate Finance Trust, Inc.(c)	5,908	113,788
Lakeland Financial Corp.	3,240	244,102
LendingTree, Inc.(b)(c)	1,428	43,540
Mr. Cooper Group, Inc.(b)(c)	8,962	379,093
National Bank Holdings Corp., Class A	3,670	147,277
NBT Bancorp, Inc.	5,267	204,254
New York Mortgage Trust, Inc.(c)	45,770	128,156
NMI Holdings, Inc., Class A(b)	10,264	210,720
Northfield Bancorp, Inc.	5,477	80,731
Northwest Bancshares, Inc.	16,020	225,401
OFG Bancorp	6,128	166,682
Pacific Premier Bancorp, Inc.	11,779	385,880
Palomar Holdings, Inc.(b)	2,762	218,999
Park National Corp.	1,784	235,185
Pathward Financial, Inc.	3,664	120,765
PennyMac Mortgage Investment Trust	11,718	174,012
Piper Sandler Cos.	1,853	212,298
PRA Group, Inc.(b)(c)	5,296	195,634
Preferred Bank	1,665	112,954
ProAssurance Corp.	6,559	140,297
PROG Holdings, Inc.(b)	7,331	135,917
Provident Financial Services, Inc.	9,601	223,031
Ready Capital Corp.	8,693	113,878
Redwood Trust, Inc.	15,374	119,149
Renasant Corp.	6,886	229,579
S&T Bancorp, Inc.	4,968	147,252
Safety Insurance Group, Inc.	1,745	157,137

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)–(continued)

August 31, 2022

	Shares	Value
Financials-(continued)
Seacoast Banking Corp. of Florida	7,225	$233,512
ServisFirst Bancshares, Inc.	6,298	531,299
Simmons First National Corp., Class A(c)	16,173	381,521
Southside Bancshares, Inc.	4,020	151,474
Stewart Information Services Corp.	3,332	168,732
StoneX Group, Inc.(b)	1,963	182,245
Tompkins Financial Corp.	1,497	107,245
Triumph Bancorp, Inc.(b)(c)	2,846	176,196
TrustCo Bank Corp.	2,495	83,183
Trustmark Corp.	7,430	234,342
Two Harbors Investment Corp.(c)	42,193	204,636
United Community Banks, Inc.(c)	12,925	433,375
United Fire Group, Inc.	2,622	77,165
Universal Insurance Holdings, Inc.	3,506	41,862
Veritex Holdings, Inc.	6,118	184,213
Virtus Investment Partners, Inc.	881	168,491
Walker & Dunlop, Inc.	3,612	362,862
Westamerica Bancorporation	3,365	188,272
WisdomTree Investments, Inc.	13,251	66,388
World Acceptance Corp.(b)(c)	578	67,187
WSFS Financial Corp.	8,055	389,459

		19,797,671

Health Care-10.63%
Addus HomeCare Corp.(b)	1,989	177,459
Allscripts Healthcare Solutions, Inc.(b)	15,050	255,850
AMN Healthcare Services, Inc.(b)	5,576	572,321
Amphastar Pharmaceuticals, Inc.(b)	4,358	128,997
AngioDynamics, Inc.(b)(c)	4,803	106,338
ANI Pharmaceuticals, Inc.(b)(c)	1,717	63,340
Anika Therapeutics, Inc.(b)	1,783	40,296
Apollo Medical Holdings, Inc.(b)(c)	4,867	209,914
Arcus Biosciences, Inc.(b)(c)	4,458	107,349
Artivion, Inc.(b)(c)	5,237	116,052
Avanos Medical, Inc.(b)	6,101	150,268
Collegium Pharmaceutical, Inc.(b)	4,150	72,957
Community Health Systems, Inc.(b)	15,477	41,169
Computer Programs & Systems, Inc.(b)	1,751	53,423
CONMED Corp.	3,844	340,463
Corcept Therapeutics, Inc.(b)	11,287	291,430
CorVel Corp.(b)	1,213	188,476
Covetrus, Inc.(b)	12,656	264,131
Cross Country Healthcare, Inc.(b)	4,218	107,053
Cutera, Inc.(b)(c)	1,972	94,163
Dynavax Technologies Corp.(b)(c)	12,885	147,791
Eagle Pharmaceuticals, Inc.(b)	1,417	46,435
Embecta Corp.	6,145	196,148
Emergent BioSolutions, Inc.(b)	6,021	144,624
Enanta Pharmaceuticals, Inc.(b)	2,046	124,560
Ensign Group, Inc. (The)	6,807	580,637
Fulgent Genetics, Inc.(b)(c)	2,452	106,588
Hanger, Inc.(b)	4,665	86,909
Harmony Biosciences Holdings, Inc.(b)(c)	2,611	114,649
HealthStream, Inc.(b)	3,040	67,275
Innoviva, Inc.(b)(c)	7,549	99,345
Inogen, Inc.(b)	2,427	69,485
Integer Holdings Corp.(b)(c)	4,243	267,606
iTeos Therapeutics, Inc.(b)(c)	2,177	48,286
Lantheus Holdings, Inc.(b)	7,887	621,496
LeMaitre Vascular, Inc.	2,323	114,710

	Shares	Value
Health Care-(continued)
Ligand Pharmaceuticals, Inc.(b)	2,149	$198,546
Meridian Bioscience, Inc.(b)	5,077	165,459
Merit Medical Systems, Inc.(b)	6,418	380,138
Mesa Laboratories, Inc.	641	109,521
Myriad Genetics, Inc.(b)(c)	10,212	228,136
NextGen Healthcare, Inc.(b)	7,010	120,151
OptimizeRx Corp.(b)(c)	2,005	31,819
OraSure Technologies, Inc.(b)(c)	12,644	51,714
Organogenesis Holdings, Inc.(b)(c)	8,056	28,921
Orthofix Medical, Inc.(b)	2,512	49,989
Owens & Minor, Inc.(c)	9,758	287,959
Pacira BioSciences, Inc.(b)	5,791	303,912
Pediatrix Medical Group, Inc.(b)(c)	10,038	178,877
Phibro Animal Health Corp., Class A	2,582	38,239
Prestige Consumer Healthcare, Inc.(b)	6,080	307,526
RadNet, Inc.(b)(c)	5,884	118,210
REGENXBIO, Inc.(b)(c)	4,259	125,641
Select Medical Holdings Corp.	13,101	335,910
Simulations Plus, Inc.	1,839	110,432
Supernus Pharmaceuticals, Inc.(b)	6,408	219,346
uniQure N.V. (Netherlands)(b)	3,959	77,359
US Physical Therapy, Inc.	1,617	133,580
Vanda Pharmaceuticals, Inc.(b)	6,657	70,431
Varex Imaging Corp.(b)(c)	5,012	105,703
Vir Biotechnology, Inc.(b)	9,232	219,260
Xencor, Inc.(b)(c)	7,165	189,084
Zimvie, Inc.(b)(c)	2,871	43,697

		10,447,553

Industrials-16.37%
AAR Corp.(b)	3,853	165,217
ABM Industries, Inc.	8,101	375,886
Aerojet Rocketdyne Holdings, Inc.(b)	8,875	382,246
Alamo Group, Inc.	1,205	157,566
Albany International Corp., Class A	3,892	343,235
Allegiant Travel Co.(b)	1,903	183,640
American Woodmark Corp.(b)	1,986	102,934
Apogee Enterprises, Inc.(c)	2,952	120,560
Applied Industrial Technologies, Inc.	4,627	490,555
ArcBest Corp.	2,897	233,295
Arcosa, Inc.	5,836	341,114
Astec Industries, Inc.	2,750	104,995
Atlas Air Worldwide Holdings, Inc.(b)	3,310	330,735
AZZ, Inc.	2,994	127,574
Barnes Group, Inc.	5,647	175,339
Boise Cascade Co.	4,574	285,097
Brady Corp., Class A	5,905	274,819
CIRCOR International, Inc.(b)(c)	2,428	39,576
Comfort Systems USA, Inc.	4,300	431,462
CoreCivic, Inc.(b)	14,731	140,386
Deluxe Corp.	5,517	106,147
DXP Enterprises, Inc.(b)	2,021	53,718
Encore Wire Corp.(c)	2,171	282,447
Enerpac Tool Group Corp.	6,886	133,588
EnPro Industries, Inc.	2,499	226,309
Exponent, Inc.	6,425	603,051
Federal Signal Corp.	7,239	288,619
Forrester Research, Inc.(b)	1,434	59,640
Forward Air Corp.	3,283	318,582
Franklin Electric Co., Inc.	4,695	407,761

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)–(continued)

August 31, 2022

	Shares	Value
Industrials-(continued)
GEO Group, Inc. (The)(b)(c)	16,211	$132,606
Gibraltar Industries, Inc.(b)	3,683	154,134
GMS, Inc.(b)	5,088	245,242
Granite Construction, Inc.	5,710	171,186
Greenbrier Cos., Inc. (The)	3,897	111,103
Griffon Corp.	5,735	179,792
Harsco Corp.(b)	9,474	53,718
Healthcare Services Group, Inc.	9,141	128,614
Heartland Express, Inc.	5,789	87,703
Heidrick & Struggles International, Inc.	2,412	68,646
Hillenbrand, Inc.(c)	8,726	363,612
HNI Corp.	5,250	168,000
Hub Group, Inc., Class A(b)	4,038	322,273
Insteel Industries, Inc.	2,235	64,592
Interface, Inc.	7,203	80,458
John Bean Technologies Corp.	3,861	398,687
Kaman Corp.	3,241	102,805
KAR Auction Services, Inc.(b)(c)	13,664	199,494
Kelly Services, Inc., Class A	4,435	71,448
Korn Ferry	6,665	406,032
Lindsay Corp.	1,311	210,232
ManTech International Corp., Class A	3,396	325,710
Marten Transport Ltd.	7,259	143,801
Matson, Inc.	5,568	410,139
Matthews International Corp., Class A	3,960	99,040
Moog, Inc., Class A	3,414	255,982
Mueller Industries, Inc.	6,535	412,816
MYR Group, Inc.(b)	2,077	193,036
National Presto Industries, Inc.	611	41,682
NOW, Inc.(b)	12,894	156,275
NV5 Global, Inc.(b)	1,432	201,568
Park Aerospace Corp.	2,446	28,153
PGT Innovations, Inc.(b)	7,402	154,850
Pitney Bowes, Inc.	20,095	58,075
Powell Industries, Inc.	1,023	25,227
Quanex Building Products Corp.	3,458	77,113
Resideo Technologies, Inc.(b)	17,702	368,556
Resources Connection, Inc.	3,579	69,934
SkyWest, Inc.(b)	6,418	136,639
SPX Technologies, Inc.(b)(c)	5,212	297,397
Standex International Corp.	1,461	132,089
Tennant Co.	2,277	137,417
Titan International, Inc.(b)	6,008	84,292
TrueBlue, Inc.(b)(c)	4,338	89,103
UFP Industries, Inc.	7,440	590,662
UniFirst Corp.	1,784	321,584
Veritiv Corp.(b)	1,596	190,227
Wabash National Corp.	5,547	91,248

		16,099,085

Information Technology-13.50%
3D Systems Corp.(b)(c)	15,605	158,079
A10 Networks, Inc.	7,113	98,871
ADTRAN Holdings, Inc.	5,776	134,234
Advanced Energy Industries, Inc.	4,694	421,474
Agilysys, Inc.(b)	2,259	116,948
Alarm.com Holdings, Inc.(b)(c)	5,662	377,089
Alpha & Omega Semiconductor Ltd.(b)(c)	2,752	106,392
Arlo Technologies, Inc.(b)	9,972	60,729
Axcelis Technologies, Inc.(b)	4,016	268,831

	Shares	Value
Information Technology-(continued)
Badger Meter, Inc.	3,516	$332,930
Benchmark Electronics, Inc.	4,397	120,698
Cerence, Inc.(b)(c)	5,044	100,930
CEVA, Inc.(b)	2,774	81,195
Cohu, Inc.(b)	6,279	168,466
Comtech Telecommunications Corp.	3,191	36,026
Consensus Cloud Solutions, Inc.(b)	2,173	109,411
Corsair Gaming, Inc.(b)(c)	3,918	60,298
CSG Systems International, Inc.	4,170	241,235
CTS Corp.	4,026	170,380
Digi International, Inc.(b)	3,946	130,652
Diodes, Inc.(b)	5,685	404,601
Ebix, Inc.(c)	2,842	73,949
ePlus, Inc.(b)	3,176	149,653
EVERTEC, Inc.	7,330	246,288
ExlService Holdings, Inc.(b)	3,872	649,373
Extreme Networks, Inc.(b)	15,629	223,964
Fabrinet (Thailand)(b)	4,494	462,163
FormFactor, Inc.(b)	10,003	292,888
Harmonic, Inc.(b)(c)	12,419	139,838
Ichor Holdings Ltd.(b)	3,548	108,995
Insight Enterprises, Inc.(b)	4,189	381,702
InterDigital, Inc.(c)	3,717	186,445
Itron, Inc.(b)	5,571	265,068
Knowles Corp.(b)	11,197	169,635
Kulicke & Soffa Industries, Inc. (Singapore)	7,960	334,638
MaxLinear, Inc.(b)	8,587	308,531
Methode Electronics, Inc.	4,490	181,665
NETGEAR, Inc.(b)	3,474	81,952
NetScout Systems, Inc.(b)	8,818	279,883
OneSpan, Inc.(b)	4,139	47,640
Onto Innovation, Inc.(b)	6,014	426,934
OSI Systems, Inc.(b)	1,953	162,724
PC Connection, Inc.	1,369	68,012
PDF Solutions, Inc.(b)	3,692	97,395
Perficient, Inc.(b)	3,853	300,919
Photronics, Inc.(b)	7,533	126,554
Plexus Corp.(b)	3,448	323,181
Progress Software Corp.	5,221	251,287
Rambus, Inc.(b)	13,590	350,486
Rogers Corp.(b)	2,345	587,469
Sanmina Corp.(b)	7,688	373,022
ScanSource, Inc.(b)	3,165	91,690
SMART Global Holdings, Inc.(b)(c)	5,818	106,760
SPS Commerce, Inc.(b)	4,360	532,443
TTEC Holdings, Inc.	2,248	117,683
TTM Technologies, Inc.(b)	12,445	195,760
Ultra Clean Holdings, Inc.(b)	5,530	161,863
Veeco Instruments, Inc.(b)(c)	6,068	128,278
Viavi Solutions, Inc.(b)(c)	27,454	386,552
Xperi Holding Corp.	12,839	204,269

		13,277,020

Materials-5.93%
AdvanSix, Inc.	3,466	125,677
American Vanguard Corp.(c)	3,301	65,789
Arconic Corp.(b)	12,319	310,562
ATI, Inc.(b)(c)	15,925	476,635
Balchem Corp.	3,950	520,689
Carpenter Technology Corp.	6,069	206,164

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)–(continued)

August 31, 2022

	Shares	Value
Materials-(continued)
Century Aluminum Co.(b)(c)	6,032	$46,567
Clearwater Paper Corp.(b)	2,012	85,591
FutureFuel Corp.	3,005	21,906
GCP Applied Technologies, Inc.(b)	6,567	206,335
Glatfelter Corp.(c)	5,590	27,223
H.B. Fuller Co.(c)	6,365	412,834
Hawkins, Inc.	2,357	90,320
Haynes International, Inc.	1,538	61,043
Innospec, Inc.(c)	3,023	282,530
Kaiser Aluminum Corp.	2,000	143,520
Koppers Holdings, Inc.	2,577	58,833
Livent Corp.(b)(c)	21,594	694,895
Materion Corp.	2,451	211,546
Mativ Holdings, Inc., Class A	3,679	86,898
Mercer International, Inc. (Germany)	4,597	74,563
Myers Industries, Inc.	4,322	83,501
O-I Glass, Inc.(b)	17,695	230,212
Olympic Steel, Inc.	1,089	28,662
Quaker Chemical Corp.(c)	1,648	287,279
Rayonier Advanced Materials, Inc.(b)(c)	7,884	35,636
Stepan Co.	2,671	278,398
SunCoke Energy, Inc.	10,435	68,767
Sylvamo Corp.	4,490	199,536
TimkenSteel Corp.(b)	4,795	73,555
Tredegar Corp.	3,047	31,110
Trinseo PLC	4,652	123,418
Warrior Met Coal, Inc.	5,572	181,369

		5,831,563

Real Estate-7.88%
Acadia Realty Trust	11,142	177,492
Agree Realty Corp.	8,586	646,698
Alexander & Baldwin, Inc.(c)	8,925	167,165
American Assets Trust, Inc.	6,962	193,265
Anywhere Real Estate, Inc.(b)(c)	14,549	142,144
Armada Hoffler Properties, Inc.	8,333	109,412
Brandywine Realty Trust	21,614	173,560
CareTrust REIT, Inc.	11,988	258,222
Centerspace	1,837	138,473
Chatham Lodging Trust(b)	5,774	70,212
Community Healthcare Trust, Inc.	2,937	108,346
DiamondRock Hospitality Co.(b)	24,296	212,104
Diversified Healthcare Trust	31,464	45,937
Douglas Elliman, Inc.	8,390	38,678
Easterly Government Properties, Inc.(c)	10,786	193,609
Essential Properties Realty Trust, Inc.	15,039	340,483
Four Corners Property Trust, Inc.	9,622	258,736
Franklin Street Properties Corp.	11,867	33,346
Getty Realty Corp.	4,871	146,520
Global Net Lease, Inc.	12,750	175,567
Hersha Hospitality Trust(b)	3,700	35,890
Industrial Logistics Properties Trust	8,269	61,935
Innovative Industrial Properties, Inc.(c)	3,301	302,768
iStar, Inc.	9,119	125,569
LTC Properties, Inc.	4,784	214,754
LXP Industrial Trust	35,209	354,203
Marcus & Millichap, Inc.	3,245	121,298
NexPoint Residential Trust, Inc.	2,880	152,122
Office Properties Income Trust	5,999	105,402

	Shares	Value
Real Estate-(continued)
Orion Office REIT, Inc.	7,327	$72,317
Retail Opportunity Investments Corp.	15,241	255,287
RPT Realty	10,783	103,840
Saul Centers, Inc.	1,719	76,134
Service Properties Trust	17,776	121,588
SITE Centers Corp.	23,571	305,480
St. Joe Co. (The)	4,130	157,766
Summit Hotel Properties, Inc.(c)	12,174	95,688
Tanger Factory Outlet Centers, Inc.(c)	13,051	201,246
Uniti Group, Inc.	29,477	276,789
Universal Health Realty Income Trust	1,594	81,119
Urban Edge Properties	14,280	224,624
Urstadt Biddle Properties, Inc., Class A	3,924	65,609
Veris Residential, Inc.(b)	9,733	130,812
Washington REIT	10,198	199,983
Whitestone REIT	5,911	58,164
Xenia Hotels & Resorts, Inc.(b)	13,599	215,680

		7,746,036

Utilities-2.37%
American States Water Co.	4,548	377,348
Avista Corp.	8,857	359,860
California Water Service Group(c)	6,386	373,773
Chesapeake Utilities Corp.	2,198	277,607
Middlesex Water Co.	2,133	189,346
Northwest Natural Holding Co.	3,725	177,347
South Jersey Industries, Inc.	13,884	469,973
Unitil Corp.	1,963	102,253

		2,327,507

Total Common Stocks & Other Equity Interests (Cost $100,224,439)		98,045,049

Money Market Funds-0.20%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(e)(f) (Cost $196,134)	196,134	196,134

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $100,420,573)		98,241,183

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-18.34%
Invesco Private Government Fund, 2.29%(e)(f)(g)	5,047,410	5,047,410
Invesco Private Prime Fund, 2.37%(e)(f)(g)	12,977,756	12,979,055

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $18,025,203)		18,026,465

TOTAL INVESTMENTS IN SECURITIES-118.27% (Cost $118,445,776)		116,267,648
OTHER ASSETS LESS LIABILITIES-(18.27)%		(17,956,820)

NET ASSETS-100.00%		$98,310,828

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)–(continued)

August 31, 2022

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)	Restricted security. The value of this security at August 31, 2022 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Invesco Mortgage Capital, Inc.	$40,772	$14,698	$(21,286)	$8,970	$(43,154)	$-	$4,267
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	41,917	3,468,995	(3,314,778)	-	-	196,134	385
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	27,926	17,047,527	(12,028,043)	-	-	5,047,410	22,436	*
Invesco Private Prime Fund	65,162	39,580,540	(26,667,295)	1,262	(614)	12,979,055	61,967	*

Total	$175,777	$60,111,760	$(42,031,402)	$10,232	$(43,768)	$18,222,599	$89,055

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.83%
Communication Services-5.25%
ATN International, Inc.	3,319	$155,495
Cogent Communications Holdings, Inc.	8,910	474,458
Scholastic Corp.	3,966	182,079
Telephone & Data Systems, Inc.	30,316	493,241

		1,305,273

Consumer Discretionary-4.11%
Ethan Allen Interiors, Inc.	24,929	592,562
Sturm Ruger & Co., Inc.	8,251	431,115

		1,023,677

Consumer Staples-8.17%
B&G Foods, Inc.(b)	32,673	707,697
Fresh Del Monte Produce, Inc.	6,890	188,373
Inter Parfums, Inc.	2,516	197,556
J&J Snack Foods Corp.(b)	1,327	197,763
SpartanNash Co.	8,766	266,749
Universal Corp.	9,272	473,243

		2,031,381

Energy-2.64%
Archrock, Inc.	88,995	657,673

Financials-25.58%
Apollo Commercial Real Estate Finance, Inc.	65,143	758,916
ARMOUR Residential REIT, Inc.	109,642	778,458
Ellington Financial, Inc.	43,494	638,492
Granite Point Mortgage Trust, Inc.	58,369	549,836
New York Mortgage Trust, Inc.	269,194	753,743
PennyMac Mortgage Investment Trust(b)	52,050	772,943
Ready Capital Corp.	59,492	779,345
Redwood Trust, Inc.	78,495	608,336
Two Harbors Investment Corp.(b)	149,133	723,295

		6,363,364

Health Care-2.87%
CONMED Corp.	1,266	112,130
LeMaitre Vascular, Inc.	2,681	132,388
Phibro Animal Health Corp., Class A	12,541	185,732
Select Medical Holdings Corp.	7,421	190,274
US Physical Therapy, Inc.	1,142	94,341

		714,865

Industrials-11.09%
Deluxe Corp.(b)	23,969	461,163
Greenbrier Cos., Inc. (The)	9,463	269,790
Healthcare Services Group, Inc.	34,568	486,372
HNI Corp.	9,969	319,008
Matthews International Corp., Class A	11,083	277,186
Park Aerospace Corp.	26,458	304,532
Resources Connection, Inc.	13,803	269,711
Trinity Industries, Inc.	15,192	370,381

		2,758,143

Information Technology-4.42%
Benchmark Electronics, Inc.	12,330	338,459

Investment Abbreviations:
REIT -Real Estate Investment Trust

	Shares	Value
Information Technology-(continued)
CSG Systems International, Inc.	2,698	$156,079
InterDigital, Inc.(b)	3,628	181,981
Methode Electronics, Inc.	3,904	157,956
Progress Software Corp.	3,331	160,321
TTEC Holdings, Inc.	2,027	106,113

		1,100,909

Materials-5.03%
Mativ Holdings, Inc., Class A(b)	32,643	771,028
Tredegar Corp.	46,964	479,502

		1,250,530

Real Estate-24.20%
Brandywine Realty Trust	74,620	599,199
CareTrust REIT, Inc.	26,104	562,280
Franklin Street Properties Corp.	211,452	594,180
Getty Realty Corp.(b)	19,809	595,855
Global Net Lease, Inc.(b)	52,160	718,243
Industrial Logistics Properties Trust	80,065	599,687
Innovative Industrial Properties, Inc.(b)	5,534	507,579
LTC Properties, Inc.(b)	13,417	602,289
Office Properties Income Trust	39,690	697,353
Uniti Group, Inc.	57,870	543,399

		6,020,064

Utilities-6.47%
American States Water Co.	2,158	179,049
Avista Corp.	9,658	392,405
California Water Service Group(b)	2,967	173,658
Chesapeake Utilities Corp.	1,180	149,034
Middlesex Water Co.	1,434	127,296
Northwest Natural Holding Co.	6,920	329,461
Unitil Corp.	4,962	258,471

		1,609,374

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.83% (Cost $28,212,715)		24,835,253

Investments Purchased with Cash Collateral from Securitieson Loan

Money Market Funds-14.27%
Invesco Private Government Fund, 2.29%(c)(d)(e)	993,717	993,717
Invesco Private Prime Fund, 2.37%(c)(d)(e)	2,555,430	2,555,685

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,549,325)		3,549,402

TOTAL INVESTMENTS IN SECURITIES-114.10% (Cost $31,762,040)		28,384,655
OTHER ASSETS LESS LIABILITIES-(14.10)%		(3,508,076)

NET ASSETS-100.00%		$24,876,579

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

103

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)–(continued)

August 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$24,196	$693,853	$(718,049)	$-	$-	$ -	$53

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	379,013	8,328,668	(7,713,964)	-	-	993,717	3,194	*

Invesco Private Prime Fund	884,363	18,122,458	(16,451,008)	77	(205)	2,555,685	9,147	*

Total	$1,287,572	$27,144,979	$(24,883,021)	$77	$(205)	$3,549,402	$12,394

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

Invesco S&P SmallCap Low Volatility ETF (XSLV)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Communication Services-0.71%
Cogent Communications Holdings, Inc.	96,326	$5,129,360

Consumer Discretionary-2.19%
Perdoceo Education Corp.(b)(c)	452,389	5,238,664
Standard Motor Products, Inc.(c)	154,450	5,668,315
Sturm Ruger & Co., Inc.(c)	96,255	5,029,324

		15,936,303

Consumer Staples-7.02%
Cal-Maine Foods, Inc.(c)	108,568	5,820,330
Central Garden & Pet Co., Class A(b)	135,937	5,132,981
Hostess Brands, Inc.(b)(c)	281,284	6,520,163
J&J Snack Foods Corp.(c)	45,793	6,824,531
John B. Sanfilippo & Son, Inc.	108,404	8,751,455
Tootsie Roll Industries, Inc.(c)	173,934	6,232,055
Universal Corp.	128,067	6,536,540
USANA Health Sciences, Inc.(b)	79,821	5,150,051

		50,968,106

Financials-43.38%
AMERISAFE, Inc.	114,285	5,465,109
ARMOUR Residential REIT, Inc.(c)	733,227	5,205,912
BancFirst Corp.(c)	56,672	6,112,642
Banner Corp.(c)	90,597	5,504,674
Berkshire Hills Bancorp, Inc.	189,288	5,339,814
Brookline Bancorp, Inc.	488,543	6,092,131
Capitol Federal Financial, Inc.(c)	796,019	7,211,932
Central Pacific Financial Corp.	256,989	5,599,790
City Holding Co.(c)	83,990	7,139,990
Community Bank System, Inc.(c)	104,498	6,832,079
CVB Financial Corp.(c)	276,908	7,266,066
Dime Community Bancshares, Inc.(c)	171,648	5,365,716
Eagle Bancorp, Inc.	126,154	6,122,254
Ellington Financial, Inc.	397,694	5,838,148
Employers Holdings, Inc.	180,249	7,058,551
Encore Capital Group, Inc.(b)(c)	105,628	5,775,739
FB Financial Corp.(c)	134,876	5,343,787
First Bancorp/Southern Pines NC	150,206	5,469,000
First Commonwealth Financial Corp.	423,950	5,714,846
First Financial Bancorp	255,975	5,523,940
First Hawaiian, Inc.	206,367	5,305,696
Granite Point Mortgage Trust, Inc.	566,914	5,340,330
Heritage Financial Corp.	234,386	6,091,692
Hope Bancorp, Inc.	372,934	5,396,355
Horace Mann Educators Corp.	171,820	6,146,001
Independent Bank Corp.	69,350	5,425,250
Independent Bank Group, Inc.(c)	79,502	5,355,255
KKR Real Estate Finance Trust, Inc.(c)	364,499	7,020,251
Lakeland Financial Corp.(c)	83,762	6,310,629
National Bank Holdings Corp., Class A	141,393	5,674,101
NBT Bancorp, Inc.	172,663	6,695,871
Northfield Bancorp, Inc.	470,648	6,937,351
Northwest Bancshares, Inc.	538,026	7,570,026
Park National Corp.(c)	45,815	6,039,791
PennyMac Mortgage Investment Trust(c)	357,206	5,304,509
PRA Group, Inc.(b)(c)	173,764	6,418,842
Preferred Bank	84,751	5,749,508
Provident Financial Services, Inc.	307,322	7,139,090

	Shares	Value
Financials-(continued)
Ready Capital Corp.	402,527	$5,273,104
Renasant Corp.	171,153	5,706,241
S&T Bancorp, Inc.	204,974	6,075,429
Safety Insurance Group, Inc.	86,533	7,792,297
ServisFirst Bancshares, Inc.(c)	68,285	5,760,523
Simmons First National Corp., Class A	240,586	5,675,424
Southside Bancshares, Inc.	171,842	6,475,007
Stewart Information Services Corp.(c)	101,359	5,132,820
Tompkins Financial Corp.	84,333	6,041,616
TrustCo Bank Corp.	229,026	7,635,727
Trustmark Corp.	181,564	5,726,529
Two Harbors Investment Corp.	1,123,643	5,449,669
United Community Banks, Inc.	161,057	5,400,241
Westamerica Bancorporation	126,369	7,070,346

		315,117,641

Health Care-2.19%
Computer Programs & Systems, Inc.(b)	185,035	5,645,418
Ironwood Pharmaceuticals, Inc.(b)(c)	465,141	5,004,917
Prestige Consumer Healthcare, Inc.(b)	103,876	5,254,048

		15,904,383

Industrials-10.59%
Alamo Group, Inc.	45,002	5,884,462
AZZ, Inc.	147,894	6,301,763
Brady Corp., Class A	136,612	6,357,923
ESCO Technologies, Inc.(c)	67,713	5,513,870
Federal Signal Corp.	141,346	5,635,465
Forrester Research, Inc.(b)	129,872	5,401,377
Heartland Express, Inc.(c)	442,060	6,697,209
Moog, Inc., Class A	66,391	4,977,997
National Presto Industries, Inc.	90,093	6,146,144
Park Aerospace Corp.	565,538	6,509,342
Standex International Corp.	66,810	6,040,292
Tennant Co.	91,664	5,531,922
UniFirst Corp.	32,765	5,906,219

		76,903,985

Information Technology-6.72%
Benchmark Electronics, Inc.(c)	203,291	5,580,338
CSG Systems International, Inc.	128,633	7,441,419
EVERTEC, Inc.	169,269	5,687,438
Insight Enterprises, Inc.(b)(c)	75,224	6,854,411
InterDigital, Inc.(c)	98,428	4,937,148
Knowles Corp.(b)(c)	437,401	6,626,625
OSI Systems, Inc.(b)	77,611	6,466,549
Viavi Solutions, Inc.(b)(c)	370,274	5,213,458

		48,807,386

Materials-4.09%
Balchem Corp.	53,321	7,028,774
H.B. Fuller Co.(c)	88,192	5,720,133
Innospec, Inc.(c)	61,324	5,731,341
Myers Industries, Inc.	258,662	4,997,350
Stepan Co.	60,128	6,267,142

		29,744,740

Real Estate-17.75%
Agree Realty Corp.	100,503	7,569,886
Alexander & Baldwin, Inc.(c)	290,987	5,450,187

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

105

Invesco S&P SmallCap Low Volatility ETF (XSLV)–(continued)

August 31, 2022

	Shares	Value
Real Estate-(continued)
American Assets Trust, Inc.	206,558	$5,734,050
Armada Hoffler Properties, Inc.	461,582	6,060,572
Brandywine Realty Trust	647,770	5,201,593
Centerspace(c)	65,797	4,959,778
Community Healthcare Trust, Inc.	165,802	6,116,436
Easterly Government Properties, Inc.(c)	457,740	8,216,433
Essential Properties Realty Trust, Inc.	254,821	5,769,147
Four Corners Property Trust, Inc.(c)	248,376	6,678,831
Getty Realty Corp.(c)	251,603	7,568,218
Global Net Lease, Inc.(c)	430,357	5,926,016
LTC Properties, Inc.(c)	148,783	6,678,869
LXP Industrial Trust(c)	554,318	5,576,439
Office Properties Income Trust(c)	289,671	5,089,519
Retail Opportunity Investments Corp.	370,123	6,199,560
Saul Centers, Inc.	117,810	5,217,805
Universal Health Realty Income Trust	126,959	6,460,943
Urstadt Biddle Properties, Inc., Class A	365,739	6,115,156
Veris Residential, Inc.(b)(c)	393,847	5,293,304
Washington REIT(c)	358,657	7,033,264

		128,916,006

Utilities-5.35%
American States Water Co.(c)	80,393	6,670,207
Avista Corp.	173,754	7,059,625
California Water Service Group	112,826	6,603,706
Chesapeake Utilities Corp.	51,932	6,559,012

	Shares	Value
Utilities-(continued)
Middlesex Water Co.	63,281	$5,617,454
Northwest Natural Holding Co.	132,812	6,323,179

		38,833,183

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $776,885,331)		726,261,093

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-12.84%
Invesco Private Government Fund, 2.29%(d)(e)(f)	26,145,358	26,145,358
Invesco Private Prime Fund, 2.37%(d)(e)(f)	67,148,813	67,155,529

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $93,295,866)		93,300,887

TOTAL INVESTMENTS IN SECURITIES-112.83% (Cost $870,181,197)		819,561,980
OTHER ASSETS LESS LIABILITIES-(12.83)%		(93,197,716)

NET ASSETS-100.00%		$726,364,264

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$24,343,823	$(24,343,823)	$-	$-	$-	$2,888

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	20,074,424	242,123,813	(236,052,879)	-	-	26,145,358	136,391	*

Invesco Private Prime Fund	46,840,322	507,896,869	(487,541,746)	5,020	(44,936)	67,155,529	402,156	*

Total	$66,914,746	$774,364,505	$(747,938,448)	$5,020	$(44,936)	$93,300,887	$541,435

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

Invesco S&P SmallCap Quality ETF (XSHQ)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.82%
Communication Services-0.97%
Shenandoah Telecommunications Co.(b)	12,451	$277,533

Consumer Discretionary-15.78%
Abercrombie & Fitch Co., Class A(c)	7,632	109,825
Academy Sports & Outdoors, Inc.(b)	11,366	489,647
Boot Barn Holdings, Inc.(b)(c)	3,315	220,845
Buckle, Inc. (The)(b)	5,568	179,735
Cavco Industries, Inc.(c)	1,259	294,619
Children’s Place, Inc. (The)(b)(c)	2,198	92,712
Ethan Allen Interiors, Inc.(b)	3,398	80,771
Genesco, Inc.(b)(c)	1,736	98,223
Gentherm, Inc.(b)(c)	3,990	239,001
Haverty Furniture Cos., Inc., (Acquired 11/3/2021 - 8/25/2022; Cost $63,039)(d)	2,021	54,203
Hibbett, Inc.	1,944	113,918
La-Z-Boy, Inc.	5,970	157,548
Liquidity Services, Inc.(b)(c)	4,554	79,650
MarineMax, Inc.(b)(c)	2,886	104,877
Monarch Casino & Resort, Inc.(c)	1,755	105,984
Movado Group, Inc.	2,410	76,855
Oxford Industries, Inc.(b)	2,017	215,274
Perdoceo Education Corp.(c)	11,293	130,773
PetMed Express, Inc.(b)	3,146	64,713
Shoe Carnival, Inc.(b)	2,189	52,076
Signet Jewelers Ltd.(b)	7,824	511,455
Steven Madden Ltd.	11,016	320,676
Sturm Ruger & Co., Inc.	2,558	133,656
Vista Outdoor, Inc.(b)(c)	9,103	255,976
Winnebago Industries, Inc.	4,460	256,807
Zumiez, Inc.(b)(c)	3,297	85,590

		4,525,409

Consumer Staples-2.87%
John B. Sanfilippo & Son, Inc.	1,390	112,214
National Beverage Corp.(b)	4,339	240,641
USANA Health Sciences, Inc.(c)	1,573	101,490
WD-40 Co.(b)	1,949	368,673

		823,018

Energy-0.21%
REX American Resources Corp.(c)	1,995	60,448

Financials-39.75%
Ameris Bancorp	13,118	612,348
AMERISAFE, Inc.	2,862	136,861
Bancorp, Inc. (The)(b)(c)	10,895	258,429
Banner Corp.	6,759	410,677
Berkshire Hills Bancorp, Inc.	9,558	269,631
Brookline Bancorp, Inc.	11,512	143,555
Central Pacific Financial Corp.	4,795	104,483
City Holding Co.(b)	2,261	192,208
Columbia Banking System, Inc.(b)	9,314	278,954
Community Bank System, Inc.(b)	8,354	546,185
Customers Bancorp, Inc.(c)	6,250	216,812
Dime Community Bancshares, Inc.(b)	5,795	181,152
Donnelley Financial Solutions, Inc.(c)	4,228	179,479
Eagle Bancorp, Inc.	4,368	211,979
FB Financial Corp.	6,943	275,082
First Bancorp	35,562	508,537

	Shares	Value
Financials-(continued)
First Commonwealth Financial Corp.	11,886	$160,223
First Financial Bancorp	11,864	256,025
First Hawaiian, Inc.	19,553	502,708
Green Dot Corp., Class A(c)	9,492	192,593
Hanmi Financial Corp.	4,178	103,280
HomeStreet, Inc.	2,980	103,734
Independent Bank Group, Inc.(b)	7,174	483,241
Lakeland Financial Corp.	5,433	409,322
Mr. Cooper Group, Inc.(b)(c)	10,811	457,305
National Bank Holdings Corp., Class A	5,893	236,486
NBT Bancorp, Inc.	8,404	325,907
Northwest Bancshares, Inc.	21,240	298,847
OFG Bancorp	6,884	187,245
Piper Sandler Cos.	2,671	306,016
Provident Financial Services, Inc.	11,634	270,258
Renasant Corp.	10,364	345,536
S&T Bancorp, Inc.	7,849	232,644
Seacoast Banking Corp. of Florida(b)	7,922	256,039
Southside Bancshares, Inc.(b)	5,308	200,005
Trustmark Corp.	11,397	359,461
United Community Banks, Inc.	20,659	692,696
Virtus Investment Partners, Inc.	993	189,911
Westamerica Bancorporation	5,452	305,039

		11,400,893

Health Care-8.46%
AMN Healthcare Services, Inc.(c)	6,513	668,494
Amphastar Pharmaceuticals, Inc.(c)	4,666	138,114
Apollo Medical Holdings, Inc.(c)	5,155	222,335
Corcept Therapeutics, Inc.(c)	16,895	436,229
CorVel Corp.(c)	1,849	287,298
Dynavax Technologies Corp.(b)(c)	22,830	261,860
Eagle Pharmaceuticals, Inc.(c)	1,625	53,251
Innoviva, Inc.(b)(c)	8,981	118,190
Myriad Genetics, Inc.(c)	10,800	241,272

		2,427,043

Industrials-16.72%
Applied Industrial Technologies, Inc.	4,866	515,893
Boise Cascade Co.	6,447	401,842
Encore Wire Corp.(b)	2,687	349,579
Exponent, Inc.	9,279	870,927
Forrester Research, Inc.(c)	1,542	64,132
Heartland Express, Inc.	6,197	93,885
Insteel Industries, Inc.	2,843	82,163
Korn Ferry	7,398	450,686
Marten Transport Ltd.	7,462	147,822
Matson, Inc.	7,367	542,653
Mueller Industries, Inc.	8,664	547,305
MYR Group, Inc.(c)	2,179	202,516
National Presto Industries, Inc.	647	44,138
Resources Connection, Inc.	4,032	78,785
SPX Technologies, Inc.(b)(c)	7,062	402,958

		4,795,284

Information Technology-10.01%
3D Systems Corp.(b)(c)	15,629	158,322
Alpha & Omega Semiconductor Ltd.(b)(c)	4,207	162,643
Axcelis Technologies, Inc.(c)	4,883	326,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

107

Invesco S&P SmallCap Quality ETF (XSHQ)–(continued)

August 31, 2022

	Shares	Value
Information Technology-(continued)
Badger Meter, Inc.	3,576	$338,611
Cohu, Inc.(c)	6,640	178,151
Diodes, Inc.(c)	6,041	429,938
EVERTEC, Inc.	8,322	279,619
Extreme Networks, Inc.(c)	18,647	267,212
InterDigital, Inc.(b)	4,411	221,256
Kulicke & Soffa Industries, Inc. (Singapore)	9,809	412,370
ScanSource, Inc.(c)	3,308	95,833

		2,870,823

Materials-2.59%
AdvanSix, Inc.	3,804	137,933
FutureFuel Corp.	3,206	23,372
Sylvamo Corp.	4,924	218,823
TimkenSteel Corp.(c)	6,074	93,175
Tredegar Corp.	3,571	36,460
Warrior Met Coal, Inc.	7,201	234,392

		744,155

Real Estate-2.46%
Douglas Elliman, Inc.	11,035	50,871
Franklin Street Properties Corp.	13,718	38,548
iStar, Inc.	11,995	165,171
Marcus & Millichap, Inc.	3,775	141,110
Universal Health Realty Income Trust	1,762	89,668
Washington REIT(b)	11,295	221,495

		706,863

Total Common Stocks & Other Equity Interests (Cost $29,925,816)		28,631,469

	Shares	Value
Money Market Funds-0.11%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(e)(f) (Cost $30,502)	30,502	$30,502

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $29,956,318)		28,661,971

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-22.61%
Invesco Private Government Fund, 2.29%(e)(f)(g)	1,816,125	1,816,125
Invesco Private Prime Fund, 2.37%(e)(f)(g)	4,669,569	4,670,036

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,485,997)		6,486,161

TOTAL INVESTMENTS IN SECURITIES-122.54% (Cost $36,442,315)		35,148,132
OTHER ASSETS LESS LIABILITIES-(22.54)%		(6,465,400)

NET ASSETS-100.00%		$28,682,732

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)	Non-income producing security.
(d)	Restricted security. The value of this security at August 31, 2022 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$37,806	$2,182,278	$(2,189,582)	$-	$-	$30,502	$174

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	268,595	12,466,800	(10,919,270)	-	-	1,816,125	7,063	*

Invesco Private Prime Fund	626,722	28,005,560	(23,961,612)	164	(798)	4,670,036	19,828	*

Total	$933,123	$42,654,638	$(37,070,464)	$164	$(798)	$6,516,663	$27,065

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

Invesco S&P SmallCap Quality ETF (XSHQ)–(continued)

August 31, 2022

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

109

Statements of Assets and Liabilities

August 31, 2022

	Invesco ESG S&P 500 Equal Weight ETF (RSPE)	Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)	Invesco Russell 1000 Equal Weight ETF (EQAL)	Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)	Invesco S&P 500® Enhanced Value ETF (SPVU)
Assets:
Unaffiliated investments in securities, at value(a)	$9,512,543	$2,500,491	$616,245,123	$8,401,343	$144,149,364
Affiliated investments in securities, at value	117,460	224,668	96,861,154	758,410	218,573
Cash	-	-	-	-	-
Receivable for:
Dividends	16,293	3,924	914,766	14,575	462,166
Securities lending	9	47	41,601	305	-
Investments sold	-	-	1,024,073	-	-
Fund shares sold	1,487	-	-	-	-

Total assets	9,647,792	2,729,130	715,086,717	9,174,633	144,830,103

Liabilities:
Due to custodian	-	-	1,281	6,486	179,751
Payable for:
Investments purchased	14,473	-	-	-	-
Investments purchased - affiliated broker	-	-	17,195	-	-
Collateral upon return of securities loaned	63,352	223,884	96,452,523	758,369	-
Fund shares repurchased	-	-	1,037,752	-	-
Accrued unitary management fees	1,426	646	110,004	2,608	15,591

Total liabilities	79,251	224,530	97,618,755	767,463	195,342

Net Assets	$9,568,541	$2,504,600	$617,467,962	$8,407,170	$144,634,761

Net assets consist of:
Shares of beneficial interest	$10,747,597	$8,128,843	$747,007,444	$38,180,996	$169,747,889
Distributable earnings (loss)	(1,179,056)	(5,624,243)	(129,539,482)	(29,773,826)	(25,113,128)

Net Assets	$9,568,541	$2,504,600	$617,467,962	$8,407,170	$144,634,761

Shares outstanding (unlimited amount authorized, $0.01par value)	450,001	75,001	14,875,001	225,001	3,560,001
Net asset value	$21.26	$33.39	$41.51	$37.37	$40.63

Market price	$21.28	$33.40	$41.54	$37.40	$40.65

Unaffiliated investments in securities, at cost	$10,413,471	$2,497,435	$648,026,755	$8,753,621	$156,125,981

Affiliated investments in securities, at cost	$128,211	$224,657	$96,983,187	$758,369	$311,255

(a) Includes securities on loan with an aggregate value of:	$61,535	$216,468	$93,741,520	$731,648	$-

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)	Invesco S&P 500® High Beta ETF (SPHB)	Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)	Invesco S&P 500® Low Volatility ETF (SPLV)	Invesco S&P 500 Minimum Variance ETF (SPMV)	Invesco S&P 500® Momentum ETF (SPMO)	Invesco S&P 500 QVM Multi-factor ETF (QVML)	Invesco S&P MidCap 400 QVM Multi- factor ETF (QVMM)

$54,062,372	$523,188,304	$3,804,340,565	$10,959,982,984	$21,532,802	$113,713,675	$723,215,454	$244,048,451
1,322,967	90,722,118	228,609,598	500,299,552	15,358	87,717	14,257,963	32,124,833
-	-	-	-	-	-	-	331

127,144	306,248	15,212,504	24,836,538	28,375	188,648	1,233,423	276,369
58	5,443	5,635	8,949	-	-	1,025	2,768
-	34,417,652	-	126,852,658	-	1,624,446	-	-
474,472	-	26,346,738	13,349,081	3,516	-	-	-

5815,987,013	648,639,765	4,074,515,040	11,625,329,762	21,580,051	115,614,486	738,707,865	276,452,752

88,724	322,422	10,585,008	9,231,018	-	-	464,092	-

473,408	-	26,326,168	13,335,094	-	-	-	-
-	-	-	-	-	-	-	-
1,322,967	86,155,497	228,607,662	500,299,544	-	-	14,117,935	32,058,252
-	34,355,778	-	127,012,377	-	1,628,189	-	-
11,993	121,855	1,012,362	2,466,991	1,830	13,037	71,281	32,582

1,897,092	120,955,552	266,531,200	652,345,024	1,830	1,641,226	14,653,308	32,090,834

$54,089,921	$527,684,213	$3,807,983,840	$10,972,984,738	$21,578,221	$113,973,260	$724,054,557	$244,361,918

$78,100,778	$821,692,084	$4,631,579,196	$13,320,184,638	$21,500,853	$131,575,030	$775,957,276	$265,081,684
(24,010,857)	(294,007,871)	(823,595,356)	(2,347,199,900)	77,368	(17,601,770)	(51,902,719)	(20,719,766)

$54,089,921	$527,684,213	$3,807,983,840	$10,972,984,738	$21,578,221	$113,973,260	$724,054,557	$244,361,918

1,140,001	8,180,000	86,720,000	173,650,000	590,001	2,100,001	30,700,001	10,870,001
$47.45	$64.51	$43.91	$63.19	$36.57	$54.27	$23.58	$22.48

$47.49	$64.58	$43.96	$63.25	$36.60	$54.36	$23.62	$22.50

$52,277,432	$659,551,774	$3,923,614,850	$11,123,530,340	$21,218,529	$122,492,951	$755,662,613	$255,672,128

$1,322,967	$92,712,537	$228,607,662	$500,299,544	$15,358	$87,717	$14,339,910	$32,122,983

$1,288,562	$83,413,792	$222,458,748	$487,065,428	$-	$-	$13,352,109	$30,956,797

111

Statements of Assets and Liabilities–(continued)

August 31, 2022

	Invesco S&P MidCap Low Volatility ETF (XMLV)	Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)	Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)	Invesco S&P SmallCap Low Volatility ETF (XSLV)	Invesco S&P SmallCap Quality ETF (XSHQ)
Assets:
Unaffiliated investments in securities, at value(a)	$1,162,284,892	$98,045,049	$24,835,253	$726,261,093	$28,631,469
Affiliated investments in securities, at value	144,840,930	18,222,599	3,549,402	93,300,887	6,516,663
Receivable for:
Dividends	2,563,281	79,220	49,792	731,013	30,190
Securities lending	4,933	2,712	1,239	8,397	306
Investments sold	2,623,912	-	378,991	-	986,491

Total assets	1,312,317,948	116,349,580	28,814,677	820,301,390	36,165,119

Liabilities:
Due to custodian	1,544,675	-	2,112	479,467	-
Payable for:
Collateral upon return of securities loaned	144,838,011	18,025,203	3,549,325	93,295,866	6,485,997
Fund shares repurchased	2,626,573	-	379,794	-	989,053
Accrued unitary management fees	259,096	13,236	6,867	161,793	7,337
Accrued tax expenses	-	313	-	-	-

Total liabilities	149,268,355	18,038,752	3,938,098	93,937,126	7,482,387

Net Assets	$1,163,049,593	$98,310,828	$24,876,579	$726,364,264	$28,682,732

Net assets consist of:
Shares of beneficial interest	$1,793,807,178	$102,781,756	$35,966,257	$1,410,480,885	$35,718,405
Distributable earnings (loss)	(630,757,585)	(4,470,928)	(11,089,678)	(684,116,621)	(7,035,673)

Net Assets	$1,163,049,593	$98,310,828	$24,876,579	$726,364,264	$28,682,732

Shares outstanding (unlimited amount authorized, $0.01 par value)	22,140,000	4,440,001	1,310,001	16,120,000	870,001
Net asset value	$52.53	$22.14	$18.99	$45.06	$32.97

Market price	$52.56	$22.18	$19.02	$45.09	$32.99

Unaffiliated investments in securities, at cost	$1,161,582,970	$100,224,439	$28,212,715	$776,885,331	$29,925,816

Affiliated investments in securities, at cost	$144,838,011	$18,221,337	$3,549,325	$93,295,866	$6,516,499

(a) Includes securities on loan with an aggregate value of:	$140,231,432	$17,335,912	$3,423,932	$90,534,902	$6,267,976

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

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113

Statements of Operations

For the year ended August 31, 2022

	Invesco ESG S&P 500 Equal Weight ETF (RSPE)(a)	Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)	Invesco Russell 1000 Equal Weight ETF (EQAL)	Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)	Invesco S&P 500® Enhanced Value ETF (SPVU)
Investment income:
Unaffiliated dividend income	$89,266	$55,767	$12,152,223	$174,029	$3,905,301
Affiliated dividend income	980	120	16,844	339	8,993
Securities lending income, net	49	322	368,390	1,528	278
Foreign withholding tax	-	(24)	(21,019)	(48)	-

Total investment income	90,295	56,185	12,516,438	175,848	3,914,572

Expenses:
Unitary management fees	8,805	8,716	1,363,460	33,563	204,307
Tax expenses	-	9	-	-	-

Total expenses	8,805	8,725	1,363,460	33,563	204,307

Less: Waivers	-	-	(140)	(3)	(43)

Net expenses	8,805	8,725	1,363,320	33,560	204,264

Net investment income	81,490	47,460	11,153,118	142,288	3,710,308

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(285,722)	(26,217)	(26,769,770)	(586,388)	(6,878,376)
Affiliated investment securities	(3,848)	(523)	(16,697)	(4,224)	(1,397)
Unaffiliated in-kind redemptions	84,333	159,709	92,743,407	44,304	9,780,169
Affiliated in-kind redemptions	-	76	42,373	(108)	(4,839)

Net realized gain (loss)	(205,237)	133,045	65,999,313	(546,416)	2,895,557

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(900,928)	(480,222)	(152,668,748)	(247,394)	(14,761,889)
Affiliated investment securities	(10,751)	(1,135)	(235,471)	41	(101,952)

Change in net unrealized appreciation (depreciation)	(911,679)	(481,357)	(152,904,219)	(247,353)	(14,863,841)

Net realized and unrealized gain (loss)	(1,116,916)	(348,312)	(86,904,906)	(793,769)	(11,968,284)

Net increase (decrease) in net assets resulting from operations	$(1,035,426)	$(300,852)	$(75,751,788)	$(651,481)	$(8,257,976)

(a)	For the period November 15, 2021 (commencement of investment operations) through August 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

114

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)	Invesco S&P 500® High Beta ETF (SPHB)	Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)	Invesco S&P 500® Low Volatility ETF (SPLV)	Invesco S&P 500 Minimum Variance ETF (SPMV)	Invesco S&P 500® Momentum ETF (SPMO)	Invesco S&P 500 QVM Multi-factor ETF (QVML)	Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)

$1,175,285	$9,270,073	$131,177,340	$217,830,936	$414,448	$1,280,856	$12,297,194	$3,145,071
101	294,158	2,342	6,859	75	2,631	7,968	950
531	70,332	60,630	64,275	97	34	7,695	37,458
-	(25,451)	-	-	-	-	(2,685)	-

1,175,917	9,609,112	131,240,312	217,902,070	414,620	1,283,521	12,310,172	3,183,479

134,359	2,567,048	10,203,339	23,229,285	24,080	120,477	856,331	312,003
	-	-	-	74	-	-	-

134,359	2,567,048	10,203,339	23,229,285	24,154	120,477	856,331	312,003

(9)	(55)	(168)	(551)	(5)	(23)	(176)	(74)

134,350	2,566,993	10,203,171	23,228,734	24,149	120,454	856,155	311,929

1,041,567	7,042,119	121,037,141	194,673,336	390,471	1,163,067	11,454,017	2,871,550

(1,455,152)	(95,928,653)	(27,682,497)	(458,438,037)	(246,318)	(4,016,353)	(21,406,958)	(9,490,764)
(8)	(865,887)	(16,320)	(13,778)	(71)	(28,290)	(6,985)	(1,924)
4,330,876	162,741,799	280,338,737	783,011,128	1,584,297	10,224,654	7,466,567	3,568,729
-	(1,126,129)	-	-	-	(4,702)	-	-

2,875,716	64,821,130	252,639,920	324,559,313	1,337,908	6,175,309	(13,947,376)	(5,923,959)

(5,390,862)	(212,097,184)	(308,893,746)	(639,723,222)	(2,791,894)	(21,800,268)	(72,465,346)	(15,759,918)
-	(2,692,792)	1,935	7	-	-	(70,159)	1,850

(5,390,862)	(214,789,976)	(308,891,811)	(639,723,215)	(2,791,894)	(21,800,268)	(72,535,505)	(15,758,068)

(2,515,146)	(149,968,846)	(56,251,891)	(315,163,902)	(1,453,986)	(15,624,959)	(86,482,881)	(21,682,027)

$(1,473,579)	$(142,926,727)	$64,785,250	$(120,490,566)	$(1,063,515)	$(14,461,892)	$(75,028,864)	$(18,810,477)

115

Statements of Operations–(continued)

For the year ended August 31, 2022

	Invesco S&P MidCap Low Volatility ETF (XMLV)	Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)	Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)	Invesco S&P SmallCap Low Volatility ETF (XSLV)	Invesco S&P SmallCap Quality ETF (XSHQ)
Investment income:
Unaffiliated dividend income	$25,786,376	$817,275	$979,802	$23,015,503	$646,349
Affiliated dividend income	2,554	4,652	53	2,888	174
Securities lending income, net	61,479	12,082	6,019	118,397	8,688
Foreign withholding tax	-	(978)	-	-	(504)

Total investment income	25,850,409	833,031	985,874	23,136,788	654,707

Expenses:
Unitary management fees	3,183,063	87,628	64,266	2,471,210	94,797
Tax expenses	-	744	-	-	2,092

Total expenses	3,183,063	88,372	64,266	2,471,210	96,889

Less: Waivers	(235)	(24)	(5)	(232)	(15)

Net expenses	3,182,828	88,348	64,261	2,470,978	96,874

Net investment income	22,667,581	744,683	921,613	20,665,810	557,833

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(7,310,046)	(2,285,408)	(408,355)	(25,004,737)	(3,853,936)
Affiliated investment securities	(17,283)	(43,775)	(205)	(44,936)	(798)
Unaffiliated in-kind redemptions	104,188,797	906,503	1,023,608	107,154,996	4,395,696
Affiliated in-kind redemptions	-	7	-	-	-

Net realized gain (loss)	96,861,468	(1,422,673)	615,048	82,105,323	540,962

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(163,637,748)	(2,291,777)	(4,912,173)	(152,446,796)	(4,570,449)
Affiliated investment securities	2,918	10,232	77	5,020	164

Change in net unrealized appreciation (depreciation)	(163,634,830)	(2,281,545)	(4,912,096)	(152,441,776)	(4,570,285)

Net realized and unrealized gain (loss)	(66,773,362)	(3,704,218)	(4,297,048)	(70,336,453)	(4,029,323)

Net increase (decrease) in net assets resulting from operations	$(44,105,781)	$(2,959,535)	$(3,375,435)	$(49,670,643)	$(3,471,490)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

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117

Statements of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	Invesco ESG S&P 500 Equal Weight ETF (RSPE)	Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)
	2022(a)	2022	2021
Operations:
Net investment income	$81,490	$47,460	$33,948
Net realized gain (loss)	(205,237)	133,045	379,534
Change in net unrealized appreciation (depreciation)	(911,679)	(481,357)	419,969

Net increase (decrease) in net assets resulting from operations	(1,035,426)	(300,852)	833,451

Distributions to Shareholders from:
Distributable earnings	(59,420)	(40,838)	(62,177)

Shareholder Transactions:
Proceeds from shares sold	13,000,263	923,047	891,854
Value of shares repurchased	(2,336,876)	(882,437)	(1,595,374)

Net increase (decrease) in net assets resulting from share transactions	10,663,387	40,610	(703,520)

Net increase (decrease) in net assets	9,568,541	(301,080)	67,754

Net assets:
Beginning of period	-	2,805,680	2,737,926

End of period	$9,568,541	$2,504,600	$2,805,680

Changes in Shares Outstanding:
Shares sold	550,001	25,000	25,000
Shares repurchased	(100,000)	(25,000)	(50,000)
Shares outstanding, beginning of period	-	75,001	100,001

Shares outstanding, end of period	450,001	75,001	75,001

(a)	For the period November 15, 2021 (commencement of investment operations) through August 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

118

Invesco Russell 1000 Equal Weight ETF (EQAL)		Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)		Invesco S&P 500 Enhanced Value ETF (SPVU)		Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)
2022	2021	2022	2021	2022	2021	2022	2021

$ 11,153,118	$ 8,728,295	$ 142,288	$ 111,294	$ 3,710,308	$ 2,970,469	$ 1,041,567	$ 701,540
65,999,313	78,689,946	(546,416)	3,260,872	2,895,557	22,802,858	2,875,716	11,465,116
(152,904,219)	102,940,640	(247,353)	(934,476)	(14,863,841)	16,336,911	(5,390,862)	(322,266)

(75,751,788)	190,358,881	(651,481)	2,437,690	(8,257,976)	42,110,238	(1,473,579)	11,844,390

(9,835,744)	(9,830,643)	(106,206)	(183,366)	(3,841,875)	(2,498,604)	(942,341)	(693,963)

348,997,842	268,809,895	885,482	26,107,168	124,174,209	210,946,971	30,026,387	34,246,456
(319,583,356)	(251,036,335)	(1,959,150)	(28,018,770)	(112,682,821)	(174,356,931)	(25,776,836)	(62,142,975)

29,414,486	17,773,560	(1,073,668)	(1,911,602)	11,491,388	36,590,040	4,249,551	(27,896,519)

(56,173,046)	198,301,798	(1,831,355)	342,722	(608,463)	76,201,674	1,833,631	(16,746,092)

673,641,008	475,339,210	10,238,525	9,895,803	145,243,224	69,041,550	52,256,290	69,002,382

$617,467,962	$673,641,008	$8,407,170	$10,238,525	$144,634,761	$145,243,224	$54,089,921	$52,256,290

7,675,000	6,200,000	25,000	650,000	2,850,000	5,260,000	610,000	760,000
(7,350,000)	(5,850,000)	(50,000)	(700,000)	(2,710,000)	(4,240,000)	(530,000)	(1,450,000)
14,550,001	14,200,001	250,001	300,001	3,420,001	2,400,001	1,060,001	1,750,001

14,875,001	14,550,001	225,001	250,001	3,560,001	3,420,001	1,140,001	1,060,001

119

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2022 and 2021

	Invesco S&P 500® High Beta		Invesco S&P 500® High Dividend
	ETF (SPHB)		Low Volatility ETF (SPHD)
	2022	2021	2022	2021
Operations:
Net investment income	$7,042,119	$14,949,744	$121,037,141	$108,100,501
Net realized gain (loss)	64,821,130	327,517,863	252,639,920	215,453,002
Change in net unrealized appreciation (depreciation)	(214,789,976)	83,850,423	(308,891,811)	456,663,845

Net increase (decrease) in net assets resulting from operations	(142,926,727)	426,318,030	64,785,250	780,217,348

Distributions to Shareholders from:
Distributable earnings	(9,212,158)	(12,725,571)	(125,648,308)	(112,794,689)

Shareholder Transactions:
Proceeds from shares sold	1,458,860,906	3,346,191,795	2,955,523,073	1,371,320,962
Value of shares repurchased	(2,458,379,161)	(2,211,617,973)	(2,121,152,437)	(1,451,006,246)

Net increase (decrease) in net assets resulting from share transactions	(999,518,255)	1,134,573,822	834,370,636	(79,685,284)

Net increase (decrease) in net assets	(1,151,657,140)	1,548,166,281	773,507,578	587,737,375

Net assets:
Beginning of period	1,679,341,353	131,175,072	3,034,476,262	2,446,738,887

End of period	$527,684,213	$1,679,341,353	$3,807,983,840	$3,034,476,262

Changes in Shares Outstanding:
Shares sold	19,510,000	53,150,000	65,160,000	33,000,000
Shares repurchased	(33,800,000)	(33,680,000)	(47,030,000)	(36,160,000)
Shares outstanding, beginning of period	22,470,000	3,000,000	68,590,000	71,750,000

Shares outstanding, end of period	8,180,000	22,470,000	86,720,000	68,590,000

(a)	For the period June 28, 2021 (commencement of investment operations) through August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

120

Invesco S&P 500® Low Volatility		Invesco S&P 500 Minimum		Invesco S&P 500 Momentum		Invesco S&P 500 QVM
ETF (SPLV)		Variance ETF (SPMV)		ETF (SPMO)		Multi-factor ETF (QVML)
2022	2021	2022	2021	2022	2021	2022	2021 (a)

$194,673,336	$129,630,140	$390,471	$237,738	$1,163,067	$534,801	$11,454,017	$1,729,257
324,559,313	1,621,826,884	1,337,908	1,001,342	6,175,309	17,883,277	(13,947,376)	(45,123)
(639,723,215)	(365,561,446)	(2,791,894)	2,752,250	(21,800,268)	(2,464,717)	(72,535,505)	40,006,399

(120,490,566)	1,385,895,578	(1,063,515)	3,991,330	(14,461,892)	15,953,361	(75,028,864)	41,690,533

(184,314,118)	(134,891,402)	(388,980)	(186,067)	(829,817)	(623,950)	(11,101,222)	-

11,438,901,638	9,009,311,788	7,405,986	23,062,609	158,290,370	125,975,874	68,913,195	751,164,307
(8,378,589,464)	(11,276,805,649)	(8,652,212)	(7,438,064)	(117,191,064)	(127,011,676)	(51,583,392)	-

3,060,312,174	(2,267,493,861)	(1,246,226)	15,624,545	41,099,306	(1,035,802)	17,329,803	751,164,307

2,755,507,490	(1,016,489,685)	(2,698,721)	19,429,808	25,807,597	14,293,609	(68,800,283)	792,854,840

8,217,477,248	9,233,966,933	24,276,942	4,847,134	88,165,663	73,872,054	792,854,840	-

$10,972,984,738	$8,217,477,248	$21,578,221	$24,276,942	$113,973,260	$88,165,663	$724,054,557	$792,854,840

175,850,000	152,410,000	190,000	680,000	2,620,000	2,430,000	2,650,000	30,000,001
(130,450,000)	(193,010,000)	(220,000)	(210,000)	(1,910,000)	(2,490,000)	(1,950,000)	-
128,250,000	168,850,000	620,001	150,001	1,390,001	1,450,001	30,000,001	-

173,650,000	128,250,000	590,001	620,001	2,100,001	1,390,001	30,700,001	30,000,001

121

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2022 and 2021

	Invesco S&P MidCap 400		Invesco S&P MidCap Low Volatility
	QVM Multi-factor ETF (QVMM)		ETF (XMLV)
	2022	2021 (a)	2022	2021
Operations:
Net investment income	$2,871,550	$328,704	$22,667,581	$21,177,246
Net realized gain (loss)	(5,923,959)	31,858	96,861,468	324,176,601
Change in net unrealized appreciation (depreciation)	(15,758,068)	4,136,241	(163,634,830)	70,060,832

Net increase (decrease) in net assets resulting from operations	(18,810,477)	4,496,803	(44,105,781)	415,414,679

Distributions to Shareholders from:
Distributable earnings	(2,703,549)	-	(20,814,914)	(20,787,187)

Shareholder Transactions:
Proceeds from shares sold	80,341,091	204,346,633	446,920,753	727,702,057
Value of shares repurchased	(21,014,578)	(2,294,005)	(672,492,539)	(1,711,489,682)

Net increase (decrease) in net assets resulting from share transactions	59,326,513	202,052,628	(225,571,786)	(983,787,625)

Net increase (decrease) in net assets	37,812,487	206,549,431	(290,492,481)	(589,160,133)

Net assets:
Beginning of period	206,549,431	-	1,453,542,074	2,042,702,207

End of period	$244,361,918	$206,549,431	$1,163,049,593	$1,453,542,074

Changes in Shares Outstanding:
Shares sold	3,620,000	8,180,001	8,100,000	14,120,000
Shares repurchased	(840,000)	(90,000)	(12,250,000)	(34,630,000)
Shares outstanding, beginning of period	8,090,001	-	26,290,000	46,800,000

Shares outstanding, end of period	10,870,001	8,090,001	22,140,000	26,290,000

(a)	For the period June 28, 2021 (commencement of investment operations) through August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

122

Invesco S&P SmallCap 600		Invesco S&P SmallCap High Dividend		Invesco S&P SmallCap Low Volatility		Invesco S&P SmallCap Quality
QVM Multi-factor ETF (QVMS)		Low Volatility ETF (XSHD)		ETF (XSLV)		ETF (XSHQ)
2022	2021 (a)	2022	2021	2022	2021	2022	2021

$744,683	$125,928	$921,613	$923,364	$20,665,810	$21,417,913	$557,833	$311,105
(1,422,673)	(152,686)	615,048	5,097,525	82,105,323	390,048,168	540,962	3,740,061
(2,281,545)	103,417	(4,912,096)	2,148,436	(152,441,776)	79,784,995	(4,570,285)	3,185,084

(2,959,535)	76,659	(3,375,435)	8,169,325	(49,670,643)	491,251,076	(3,471,490)	7,236,250

(693,438)	-	(1,098,492)	(856,557)	(16,976,552)	(24,160,014)	(579,588)	(225,371)

55,719,315	52,260,561	14,720,369	13,912,970	407,638,705	609,822,649	38,651,925	53,924,296
(4,861,690)	(1,231,044)	(7,059,610)	(20,362,966)	(769,813,289)	(1,535,832,801)	(45,948,411)	(24,947,928)

50,857,625	51,029,517	7,660,759	(6,449,996)	(362,174,584)	(926,010,152)	(7,296,486)	28,976,368

47,204,652	51,106,176	3,186,832	862,772	(428,821,779)	(458,919,090)	(11,347,564)	35,987,247

51,106,176	-	21,689,747	20,826,975	1,155,186,043	1,614,105,133	40,030,296	4,043,049

$98,310,828	$51,106,176	$24,876,579	$21,689,747	$726,364,264	$1,155,186,043	$28,682,732	$40,030,296

2,600,000	2,090,001	690,000	640,000	8,350,000	14,000,000	1,040,000	1,630,000
(200,000)	(50,000)	(320,000)	(950,000)	(15,930,000)	(36,100,000)	(1,240,000)	(710,000)
2,040,001	-	940,001	1,250,001	23,700,000	45,800,000	1,070,001	150,001

4,440,001	2,040,001	1,310,001	940,001	16,120,000	23,700,000	870,001	1,070,001

123

Financial Highlights

Invesco ESG S&P 500 Equal Weight ETF (RSPE)

	For the Period November 15, 2021 (a) Through August 31, 2022
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	0.34
Net realized and unrealized gain (loss) on investments	(3.81)

Total from investment operations	(3.47)

Distributions to shareholders from:
Net investment income	(0.27)

Net asset value at end of period	$21.26

Market price at end of period(c)	$21.28

Net Asset Value Total Return(d)	(13.93	)%(e)
Market Price Total Return(d)	(13.85	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$9,569
Ratio to average net assets of:
Expenses	0.20	%(f)
Net investment income	1.85	%(f)
Portfolio turnover rate(g)	45%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (November 17, 2021, the first day of trading on the exchange) to August 31, 2022 was (13.61)%. The market price total return from Fund Inception to August 31, 2022 was (13.57)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

124

Financial Highlights–(continued)

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)

	Years Ended August 31,					Ten Months Ended August 31,		Year Ended October 31,
	2022	2021	2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$37.41	$27.38	$27.73	$28.81		$26.39		$24.98

Net investment income(b)	0.57	0.46	0.53	0.45		0.39		0.11
Net realized and unrealized gain (loss) on investments	(4.09)	10.36	(0.15)	(0.91)		2.34		1.35

Total from investment operations	(3.52)	10.82	0.38	(0.46)		2.73		1.46

Distributions to shareholders from:
Net investment income	(0.50)	(0.79)	(0.73)	(0.62)		(0.31)		(0.05)
Net asset value at end of period	$33.39	$37.41	$27.38	$27.73		$28.81		$26.39

Market price at end of period(c)	$33.40	$37.41	$27.40	$27.71		$28.83		$26.43

Net Asset Value Total Return(d)	(9.47)%	40.16%	1.72%	(1.34)%		10.38%		5.84	%(e)
Market Price Total Return(d)	(9.44)%	40.06%	1.88%	(1.49)%		10.29%		6.00	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,505	$2,806	$2,738	$18,023		$145,500		$67,301
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.30	%(f)	0.29	%(g)	0.29	%(g)
Net investment income	1.58%	1.43%	1.85%	1.63	%(f)	1.69	%(g)	1.35	%(g)
Portfolio turnover rate(h)	37%	54%	28%	23%		34%		2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (July 13, 2017, the first day of trading on the Exchange) to October 31, 2017 was 4.96%. The market price total return from Fund Inception to October 31, 2017 was 5.08%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

125

Financial Highlights–(continued)

Invesco Russell 1000 Equal Weight ETF (EQAL)

	Years Ended August 31,				Ten Months Ended August 31,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$46.30	$33.47	$31.51	$33.30	$29.90		$25.38

Net investment income(a)	0.73	0.61	0.61	0.53	0.41		0.42
Net realized and unrealized gain (loss) on investments	(4.86)	12.90	2.01	(1.84)	3.31		4.50

Total from investment operations	(4.13)	13.51	2.62	(1.31)	3.72		4.92

Distributions to shareholders from:
Net investment income	(0.66)	(0.68)	(0.66)	(0.48)	(0.32)		(0.40)

Net asset value at end of period	$41.51	$46.30	$33.47	$31.51	$33.30		$29.90

Market price at end of period(b)	$41.54	$46.28	$33.52	$31.51	$33.31		$29.91

Net Asset Value Total Return(c)	(8.96)%	40.74%	8.71%	(3.88)%	12.50%		19.48%
Market Price Total Return(c)	(8.86)%	40.46%	8.87%	(3.91)%	12.49%		19.38%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$617,468	$673,641	$475,339	$560,932	$474,554		$315,495
Ratio to average net assets of:
Expenses	0.20%	0.20%	0.20%	0.20%	0.20	%(d)	0.20%
Net investment income	1.64%	1.49%	1.95%	1.67%	1.57	%(d)	1.48%
Portfolio turnover rate(e)	27%	40%	29%	27%	19%		29%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)

	Years Ended August 31,					Ten Months Ended August 31,		For the Period July 11, 2017(a) Through October 31,
	2022	2021	2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$40.95	$32.99	$33.19	$33.29		$29.81		$25.93

Net investment income(a)	0.59	0.41	0.59	0.58		0.42		0.45
Net realized and unrealized gain (loss) on investments	(3.71)	8.22	0.01	(0.07)		3.44		3.83

Total from investment operations	(3.12)	8.63	0.60	0.51		3.86		4.28

Distributions to shareholders from:
Net investment income	(0.46)	(0.67)	(0.80)	(0.61)		(0.38)		(0.40)

Net asset value at end of period	$37.37	$40.95	$32.99	$33.19		$33.29		$29.81

Market price at end of period(b)	$37.40	$40.96	$33.06	$33.19		$33.29		$29.81

Net Asset Value Total Return(c)	(7.66)%	26.61%	2.08%	1.69%		13.04%		16.60%
Market Price Total Return(c)	(7.60)%	26.38%	2.30%	1.69%		13.04%		16.51%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$8,407	$10,239	$9,896	$111,185		$164,778		$153,515
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.36	%(d)	0.35	%(e)	0.35%
Net investment income	1.48%	1.12%	1.76%	1.82	%(d)	1.63	%(e)	1.60%
Portfolio turnover rate(f)	85%	42%	33%	53%		91%		40%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

126

Financial Highlights–(continued)

Invesco S&P 500® Enhanced Value ETF (SPVU)

	Years Ended August 31,					Ten Months Ended August 31,		Year Ended October 31,
	2022	2021	2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$42.47	$28.77	$33.42	$35.99		$33.08		$26.44

Net investment income(a)	1.02	0.96	0.99	0.93		0.68		0.57
Net realized and unrealized gain (loss) on investments	(1.78)	13.63	(4.69)	(2.67)		3.12		6.44

Total from investment operations	(0.76)	14.59	(3.70)	(1.74)		3.80		7.01

Distributions to shareholders from:
Net investment income	(1.08)	(0.89)	(0.95)	(0.83)		(0.89)		(0.37)

Net asset value at end of period	$40.63	$42.47	$28.77	$33.42		$35.99		$33.08

Market price at end of period(b)	$40.65	$42.44	$28.82	$33.45		$36.01		$33.10

Net Asset Value Total Return(c)	(1.85)%	51.49%	(11.04)%	(4.79)%		11.61%		26.58%
Market Price Total Return(c)	(1.72)%	51.13%	(10.97)%	(4.76)%		11.60%		26.61%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$144,635	$145,243	$69,042	$60,160		$26,996		$51,275
Ratio to average net assets of:
Expenses	0.13%	0.13%	0.13%	0.15	%(d)	0.16	%(e)	0.25%
Net investment income	2.36%	2.53%	3.14%	2.72	%(d)	2.35	%(e)	1.81%
Portfolio turnover rate(f)	32%	36%	39%	54%		34%		36%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

127

Financial Highlights–(continued)

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)

	Years Ended August 31,					Ten Months Ended August 31,		Year Ended October 31,
	2022	2021	2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$49.30	$39.43	$38.76	$36.10		$32.38		$26.74

Net investment income(a)	0.94	0.57	0.72	0.63		0.43		0.51
Net realized and unrealized gain (loss) on investments	(1.94)	9.88	0.71	2.68		3.73		5.62

Total from investment operations	(1.00)	10.45	1.43	3.31		4.16		6.13

Distributions to shareholders from:
Net investment income	(0.85)	(0.58)	(0.76)	(0.65)		(0.44)		(0.49)

Net asset value at end of period	$47.45	$49.30	$39.43	$38.76		$36.10		$32.38

Market price at end of period(b)	$47.49	$49.27	$39.49	$38.77		$36.11		$32.38

Net Asset Value Total Return(c)	(2.04)%	26.73%	3.86%	9.35%		12.92%		23.11%
Market Price Total Return(c)	(1.90)%	26.46%	3.99%	9.35%		12.96%		23.06%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$54,090	$52,256	$69,002	$166,657		$146,189		$131,153
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.26	%(d)	0.25	%(e)	0.25%
Net investment income	1.94%	1.33%	1.87%	1.74	%(d)	1.52	%(e)	1.75%
Portfolio turnover rate(f)	77%	64%	84%	62%		68%		61%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

128

Financial Highlights–(continued)

Invesco S&P 500® High Beta ETF (SPHB)

	Years Ended August 31,					Ten Months Ended August 31,		Year Ended October 31,
	2022	2021	2020		2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$74.74	$43.73	$40.44		$45.25	$40.12		$32.29

Net investment income(a)	0.51	0.89	0.99	(b)	0.44	0.51		0.44
Net realized and unrealized gain (loss) on investments	(10.12)	30.93	3.25		(4.67)	5.15		8.01

Total from investment operations	(9.61)	31.82	4.24		(4.23)	5.66		8.45

Distributions to shareholders from:
Net investment income	(0.62)	(0.81)	(0.95)		(0.58)	(0.53)		(0.62)

Net asset value at end of period	$64.51	$74.74	$43.73		$40.44	$45.25		$40.12

Market price at end of period(c)	$64.58	$74.75	$43.83		$40.46	$45.28		$40.12

Net Asset Value Total Return(d)	(12.92)%	73.38%	11.38%		(9.32)%	14.14%		26.32%
Market Price Total Return(d)	(12.84)%	73.01%	11.59%		(9.33)%	14.22%		26.20%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$527,684	$1,679,341	$131,175		$90,993	$171,934		$359,072
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%		0.25%	0.25	%(e)	0.25%
Net investment income	0.69%	1.30%	2.39	%(b)	1.07%	1.42	%(e)	1.18%
Portfolio turnover rate(f)	76%	103%	113%		69%	76%		80%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.79 and 1.91%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

129

Financial Highlights–(continued)

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)

	Years Ended August 31,				Ten Months Ended August 31,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$44.24	$34.10	$40.52	$41.68	$41.24		$37.69

Net investment income(a)	1.60	1.57	1.53	1.64	1.35		1.33
Net realized and unrealized gain (loss) on investments	(0.27)	10.21	(6.10)	(1.06)	0.45		3.68

Total from investment operations	1.33	11.78	(4.57)	0.58	1.80		5.01

Distributions to shareholders from:
Net investment income	(1.66)	(1.64)	(1.85)	(1.74)	(1.36)		(1.46)

Net asset value at end of period	$43.91	$44.24	$34.10	$40.52	$41.68		$41.24

Market price at end of period(b)	$43.96	$44.23	$34.16	$40.55	$41.68		$41.25

Net Asset Value Total Return(c)	3.02%	35.25%	(11.46)%	1.42%	4.48%		13.48%
Market Price Total Return(c)	3.15%	34.98%	(11.37)%	1.49%	4.45%		13.42%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$3,807,984	$3,034,476	$2,446,739	$3,304,185	$2,656,868		$2,973,601
Ratio to average net assets of:
Expenses	0.30%	0.30%	0.30%	0.30%	0.30	%(d)	0.30%
Net investment income	3.56%	3.90%	4.02%	3.97%	3.95	%(d)	3.31%
Portfolio turnover rate(e)	60%	45%	76%	43%	46%		56%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

130

Financial Highlights–(continued)

Invesco S&P 500® Low Volatility ETF (SPLV)

	Years Ended August 31,				Ten Months Ended August 31,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$64.07	$54.69	$56.75	$49.77	$46.56		$40.47

Net investment income(a)	1.35	0.91	1.27	1.16	0.81		0.95
Net realized and unrealized gain (loss) on investments	(0.96)	9.42	(2.01)	6.96	3.23		6.09

Total from investment operations	0.39	10.33	(0.74)	8.12	4.04		7.04

Distributions to shareholders from:
Net investment income	(1.27)	(0.95)	(1.32)	(1.14)	(0.83)		(0.95)

Net asset value at end of period	$63.19	$64.07	$54.69	$56.75	$49.77		$46.56

Market price at end of period(b)	$63.25	$64.05	$54.77	$56.77	$49.78		$46.57

Net Asset Value Total Return(c)	0.60%	19.09%	(1.19)%	16.57%	8.77%		17.57%
Market Price Total Return(c)	0.73%	18.87%	(1.08)%	16.59%	8.76%		17.51%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$10,972,985	$8,217,477	$9,233,967	$12,348,879	$7,381,362		$7,140,364
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25%	0.25	%(d)	0.25%
Net investment income	2.10%	1.58%	2.33%	2.24%	2.06	%(d)	2.18%
Portfolio turnover rate(e)	70%	64%	86%	51%	68%		49%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

131

Financial Highlights–(continued)

Invesco S&P 500 Minimum Variance ETF (SPMV)

	Years Ended August 31,					Ten Months Ended August 31,		For the Period July 11, 2017(a) Through October 31,
	2022	2021	2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$39.16	$32.31	$30.22	$29.19		$26.29		$24.92

Net investment income(b)	0.63	0.60	0.63	0.46		0.47		0.15
Net realized and unrealized gain (loss) on investments	(2.60)	6.70	2.57	1.65		3.04		1.30

Total from investment operations	(1.97)	7.30	3.20	2.11		3.51		1.45

Distributions to shareholders from:
Net investment income	(0.62)	(0.45)	(0.58)	(0.55)		(0.61)		(0.08)
Net realized gains	-	-	(0.53)	(0.53)		-		-

Total distributions	(0.62)	(0.45)	(1.11)	(1.08)		(0.61)		(0.08)

Net asset value at end of period	$36.57	$39.16	$32.31	$30.22		$29.19		$26.29

Market price at end of period(c)	$36.60	$39.22	$32.39	$30.24		$29.19		$26.30

Net Asset Value Total Return(d)	(5.08)%	22.82%	11.02%	7.86%		13.50%		5.81	%(e)
Market Price Total Return(d)	(5.14)%	22.71%	11.22%	7.94%		13.45%		5.85	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$21,578	$24,277	$4,847	$1,511		$1,460		$2,629
Ratio to average net assets of:
Expenses	0.10%	0.10%	0.10%	0.58	%(f)	0.13	%(g)	0.13	%(g)
Net investment income	1.62%	1.67%	2.11%	1.62	%(f)	2.08	%(g)	1.97	%(g)
Portfolio turnover rate(h)	20%	22%	20%	34%		30%		14%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (July 13, 2017, the first day of trading on the Exchange) to October 31, 2017 was 4.97%. The market price total return from Fund Inception to October 31, 2017 was 4.93%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.48%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

132

Financial Highlights–(continued)

Invesco S&P 500® Momentum ETF (SPMO)

	Years Ended August 31,					Ten Months Ended August 31,		Year Ended October 31,
	2022	2021	2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$63.43	$50.95	$40.57	$40.07		$33.26		$26.56

Net investment income(a)	0.75	0.38	0.62	0.51		0.34		0.46
Net realized and unrealized gain (loss) on investments	(9.34)	12.58	10.42	0.46		6.67		6.72

Total from investment operations	(8.59)	12.96	11.04	0.97		7.01		7.18

Distributions to shareholders from:
Net investment income	(0.57)	(0.48)	(0.66)	(0.47)		(0.20)		(0.48)

Net asset value at end of period	$54.27	$63.43	$50.95	$40.57		$40.07		$33.26

Market price at end of period(b)	$54.36	$63.41	$51.10	$40.59		$40.08		$33.23

Net Asset Value Total Return(c)	(13.60)%	25.65%	27.77%	2.52%		21.12%		27.35%
Market Price Total Return(c)	(13.43)%	25.24%	28.08%	2.55%		21.26%		27.14%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$113,973	$88,166	$73,872	$75,053		$50,082		$1,663
Ratio to average net assets of:
Expenses	0.13%	0.13%	0.13%	0.14	%(d)	0.13	%(e)	0.25%
Net investment income	1.25%	0.70%	1.48%	1.32	%(d)	1.10	%(e)	1.61%
Portfolio turnover rate(f)	124%	70%	90%	83%		41%		140%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

133

Financial Highlights–(continued)

Invesco S&P 500 QVM Multi-factor ETF (QVML)

	Year Ended August 31, 2022	For the Period June 28, 2021 (a) Through August 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$26.43	$25.00

Net investment income(b)	0.38	0.06
Net realized and unrealized gain (loss) on investments	(2.86)	1.37

Total from investment operations	(2.48)	1.43

Distributions to shareholders from:
Net investment income	(0.37)	-

Net asset value at end of period	$23.58	$26.43

Market price at end of period(c)	$23.62	$26.44

Net Asset Value Total Return(d)	(9.47)%	5.72	%(e)
Market Price Total Return(d)	(9.36)%	5.76	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$724,055	$792,855
Ratio to average net assets of:
Expenses	0.11%	0.11	%(f)
Net investment income	1.47%	1.34	%(f)
Portfolio turnover rate(g)	18%	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (June 30, 2021, the first day of trading on the exchange) to August 31, 2021 was 5.55%. The market price total return from Fund Inception to August 31, 2021 was 5.55%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

134

Financial Highlights–(continued)

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)

	Year Ended August 31, 2022	For the Period June 28, 2021(a) Through August 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$25.53	$25.00

Net investment income(b)	0.33	0.04
Net realized and unrealized gain (loss) on investments	(3.05)	0.49

Total from investment operations	(2.72)	0.53

Distributions to shareholders from:
Net investment income	(0.33)	-

Net asset value at end of period	$22.48	$25.53

Market price at end of period(c)	$22.50	$25.53

Net Asset Value Total Return(d)	(10.69)%	2.12	%(e)
Market Price Total Return(d)	(10.62)%	2.12	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$244,362	$206,549
Ratio to average net assets of:
Expenses	0.15%	0.15	%(f)
Net investment income	1.38%	0.98	%(f)
Portfolio turnover rate(g)	27%	5%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (June 30, 2021, the first day of trading on the exchange) to August 31, 2021 was 2.24%. The market price total return from Fund Inception to August 31, 2021 was 2.12%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

135

Financial Highlights–(continued)

Invesco S&P MidCap Low Volatility ETF (XMLV)

	Years Ended August 31,				Ten Months Ended August 31,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$55.29	$43.65	$51.87	$49.02	$45.02		$38.21

Net investment income(a)	0.97	0.62	1.02	1.09	0.96		0.69
Net realized and unrealized gain (loss) on investments	(2.84)	11.59	(7.93)	2.72	3.92		6.80

Total from investment operations	(1.87)	12.21	(6.91)	3.81	4.88		7.49

Distributions to shareholders from:
Net investment income	(0.89)	(0.57)	(1.31)	(0.96)	(0.88)		(0.68)

Net asset value at end of period	$52.53	$55.29	$43.65	$51.87	$49.02		$45.02

Market price at end of period(b)	$52.56	$55.26	$43.70	$51.88	$49.04		$45.02

Net Asset Value Total Return(c)	(3.38)%	28.21%	(13.26)%	7.99%	11.00%		19.76%
Market Price Total Return(c)	(3.27)%	27.99%	(13.17)%	7.97%	11.04%		19.69%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,163,050	$1,453,542	$2,042,702	$3,231,736	$1,443,641		$1,195,218
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25%	0.25	%(d)	0.25%
Net investment income	1.78%	1.26%	2.13%	2.21%	2.52	%(d)	1.64%
Portfolio turnover rate(e)	61%	57%	84%	61%	50%		57%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)

	Year Ended August 31, 2022	For the Period June 28, 2021 (a) Through August 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$25.05	$25.00

Net investment income(b)	0.30	0.06
Net realized and unrealized gain (loss) on investments	(2.87)	(0.01)

Total from investment operations	(2.57)	0.05

Distributions to shareholders from:
Net investment income	(0.34)	-

Net asset value at end of period	$22.14	$25.05

Market price at end of period(c)	$22.18	$25.05

Net Asset Value Total Return(d)	(10.33)%	0.20	%(e)
Market Price Total Return(d)	(10.17)%	0.20	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$98,311	$51,106
Ratio to average net assets of:
Expenses	0.15%	0.15	%(f)
Net investment income	1.27%	1.51	%(f)
Portfolio turnover rate(g)	28%	4%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (June 30, 2021, the first day of trading on the exchange) to August 31, 2021 was 0.16%. The market price total return from Fund Inception to August 31, 2021 was (0.04)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)

	Years Ended August 31,					Ten Months Ended August 31,		For the Period November 29, 2016(a) Through October 31,
	2022	2021	2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$23.07	$16.66	$22.42	$26.86		$25.13		$25.02

Net investment income(b)	0.92	0.86	0.82	1.02		0.78		0.81
Net realized and unrealized gain (loss) on investments	(3.92)	6.36	(5.31)	(4.28)		1.98		0.24

Total from investment operations	(3.00)	7.22	(4.49)	(3.26)		2.76		1.05

Distributions to shareholders from:
Net investment income	(1.08)	(0.81)	(1.27)	(1.18)		(1.03)		(0.94)

Net asset value at end of period	$18.99	$23.07	$16.66	$22.42		$26.86		$25.13

Market price at end of period(c)	$19.02	$23.06	$16.69	$22.35		$26.85		$25.15

Net Asset Value Total Return(d)	(13.36)%	43.97%	(20.41)%	(12.29)%		11.39%		4.31	%(e)
Market Price Total Return(d)	(13.19)%	43.65%	(20.01)%	(12.52)%		11.26%		4.39	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$24,877	$21,690	$20,827	$23,536		$12,086		$7,538
Ratio to average net assets of:
Expenses	0.30%	0.30%	0.30%	0.34	%(f)	0.30	%(g)	0.30	%(g)
Net investment income	4.30%	4.13%	4.15%	4.29	%(f)	3.74	%(g)	3.58	%(g)
Portfolio turnover rate(h)	67%	72%	83%	67%		61%		86%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 1, 2016, the first day of trading on the Exchange) to October 31, 2017 was 6.26%. The market price total return from Fund Inception to October 31, 2017 was 6.34%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.04%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco S&P SmallCap Low Volatility ETF (XSLV)

	Years Ended August 31,				Ten Months Ended August 31,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$48.74	$35.24	$47.57	$51.10	$46.43		$37.90

Net investment income(a)	1.01	0.65	1.08	1.24	0.87		0.97
Net realized and unrealized gain (loss) on investments	(3.83)	13.52	(12.05)	(3.46)	4.55		8.46

Total from investment operations	(2.82)	14.17	(10.97)	(2.22)	5.42		9.43

Distributions to shareholders from:
Net investment income	(0.86)	(0.67)	(1.36)	(1.31)	(0.75)		(0.90)

Net asset value at end of period	$45.06	$48.74	$35.24	$47.57	$51.10		$46.43

Market price at end of period(b)	$45.09	$48.73	$35.30	$47.59	$51.10		$46.47

Net Asset Value Total Return(c)	(5.81)%	40.64%	(23.22)%	(4.17)%	11.81%		25.05%
Market Price Total Return(c)	(5.72)%	40.38%	(23.12)%	(4.14)%	11.71%		25.06%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$726,364	$1,155,186	$1,614,105	$2,045,602	$1,433,356		$1,079,472
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25%	0.25	%(d)	0.25%
Net investment income	2.09%	1.55%	2.55%	2.62%	2.24	%(d)	2.25%
Portfolio turnover rate(e)	66%	68%	103%	56%	66%		59%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco S&P SmallCap Quality ETF (XSHQ)

	Years Ended August 31,					Ten Months Ended August 31,		For the Period April 3, 2017 (a) Through October 31,
	2022	2021	2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$37.41	$26.95	$26.40	$31.80		$26.11		$24.54

Net investment income(b)	0.62	0.38	0.36	0.35		0.26		0.16
Net realized and unrealized gain (loss) on investments	(4.37)	10.42	0.54	(5.41)		5.65		1.51

Total from investment operations	(3.75)	10.80	0.90	(5.06)		5.91		1.67

Distributions to shareholders from:
Net investment income	(0.69)	(0.34)	(0.35)	(0.34)		(0.22)		(0.10)
Net realized gains	-	-	-	(0.00	)(c)	-		-

Total distributions	(0.69)	(0.34)	(0.35)	(0.34)		(0.22)		(0.10)

Net asset value at end of period	$32.97	$37.41	$26.95	$26.40		$31.80		$26.11

Market price at end of period(d)	$32.99	$37.43	$26.99	$26.39		$31.81		$26.14

Net Asset Value Total Return(e)	(10.13)%	40.38%	3.61%	(15.88)%		22.75%		6.81	%(f)
Market Price Total Return(e)	(10.12)%	40.25%	3.80%	(15.94)%		22.65%		6.93	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$28,683	$40,030	$4,043	$3,960		$42,924		$1,305
Ratio to average net assets of:
Expenses	0.30%	0.29%	0.29%	0.34	%(g)	0.29	%(h)	0.29	%(h)
Net investment income	1.71%	1.07%	1.37%	1.23	%(g)	1.06	%(h)	1.11	%(h)
Portfolio turnover rate(i)	60%	90%	107%	52%		23%		65%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (April 6, 2017, the first day of trading on the Exchange) to October 31, 2017 was 7.33%. The market price total return from Fund Inception to October 31, 2017 was 7.54%.

(g)	Ratios include non-recurring costs associated with a proxy statement of 0.05%.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2022

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco ESG S&P 500 Equal Weight ETF (RSPE)	“ESG S&P 500 Equal Weight ETF”

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)	“Russell 1000 Enhanced Equal Weight ETF”
Invesco Russell 1000 Equal Weight ETF (EQAL)	“Russell 1000 Equal Weight ETF”

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)	“Russell 1000 Low Beta Equal Weight ETF”
Invesco S&P 500® Enhanced Value ETF (SPVU)	“S&P 500® Enhanced Value ETF”

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)	“S&P 500® ex-Rate Sensitive Low Volatility ETF”
Invesco S&P 500® High Beta ETF (SPHB)	“S&P 500® High Beta ETF”

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)	“S&P 500® High Dividend Low Volatility ETF”
Invesco S&P 500® Low Volatility ETF (SPLV)	“S&P 500® Low Volatility ETF”

Invesco S&P 500 Minimum Variance ETF (SPMV)	“S&P 500 Minimum Variance ETF”
Invesco S&P 500® Momentum ETF (SPMO)	“S&P 500® Momentum ETF”

Invesco S&P 500 QVM Multi-factor ETF (QVML)	“S&P 500 QVM Multi-factor ETF”
Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)	“S&P MidCap 400 QVM Multi-factor ETF”

Invesco S&P MidCap Low Volatility ETF (XMLV)	“S&P MidCap Low Volatility ETF”
Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)	“S&P SmallCap 600 QVM Multi-factor ETF”

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)	“S&P SmallCap High Dividend Low Volatility ETF”
Invesco S&P SmallCap Low Volatility ETF (XSLV)	“S&P SmallCap Low Volatility ETF”

Invesco S&P SmallCap Quality ETF (XSHQ)	“S&P SmallCap Quality ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of Russell 1000 Low Beta Equal Weight ETF, which is listed and traded on The Nasdaq Stock Market and Shares of Russell 1000 Enhanced Equal Weight ETF, S&P 500 Minimum Variance ETF, S&P SmallCap High Dividend Low Volatility ETF and S&P SmallCap Quality ETF, which are listed and traded on Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

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The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

ESG S&P 500 Equal Weight ETF	S&P 500 Equal Weight ESG Leaders Select Index

Russell 1000 Enhanced Equal Weight ETF	Russell 1000® Enhanced Value Equal Weight Index
Russell 1000 Equal Weight ETF	Russell 1000® Equal Weight Index

Russell 1000 Low Beta Equal Weight ETF	Russell 1000® Low Beta Equal Weight Index
S&P 500® Enhanced Value ETF	S&P 500 Enhanced Value Index

S&P 500® ex-Rate Sensitive Low Volatility ETF	S&P 500 Low Volatility Rate Response Index
S&P 500® High Beta ETF	S&P 500® High Beta Index

S&P 500® High Dividend Low Volatility ETF	S&P 500® Low Volatility High Dividend Index
S&P 500® Low Volatility ETF	S&P 500® Low Volatility Index

S&P 500 Minimum Variance ETF	S&P 500® Minimum Volatility Index
S&P 500® Momentum ETF	S&P 500 Momentum Index

S&P 500 QVM Multi-factor ETF	S&P 500® Quality, Value & Momentum Top 90% Multi-Factor Index

S&P MidCap 400 QVM Multi-factor ETF	S&P MidCap 400® Quality, Value & Momentum Top 90% Multi-Factor Index

S&P MidCap Low Volatility ETF	S&P MidCap 400® Low Volatility Index
S&P SmallCap 600 QVM Multi-factor ETF	S&P SmallCap 600® Quality, Value & Momentum Top 90% Multi-Factor Index

S&P SmallCap High Dividend Low Volatility ETF	S&P SmallCap 600® Low Volatility High Dividend Index
S&P SmallCap Low Volatility ETF	S&P SmallCap 600® Low Volatility Index

S&P SmallCap Quality ETF	S&P SmallCap 600® Quality Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A. Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may

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become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the

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determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund (except for S&P 500® ex-Rate Sensitive Low Volatility ETF, S&P 500® High Dividend Low Volatility ETF, S&P 500® Low Volatility ETF and S&P SmallCap High Dividend Low Volatility ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. S&P 500® ex-Rate Sensitive Low Volatility ETF, S&P 500® High Dividend Low Volatility ETF, S&P 500® Low Volatility ETF and S&P SmallCap High Dividend Low Volatility ETF each declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

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H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the period September 14, 2021 through August 31, 2022, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

ESG S&P 500® Equal Weight ETF*	$5

Russell 1000 Enhanced Equal Weight ETF	17

Russell 1000 Equal Weight ETF	19,709

Russell 1000 Low Beta Equal Weight ETF	43

S&P 500 Enhanced Value ETF	27

S&P 500® ex-Rate Sensitive Low Volatility ETF	36

S&P 500® High Beta ETF	2,845

S&P 500® High Dividend Low Volatility ETF	2,496

S&P 500® Low Volatility ETF	2,354

S&P 500 Minimum Variance ETF	9

S&P 500 Momentum ETF	2

S&P 500 QVM Multi-factor ETF	782

S&P MidCap 400 QVM Multi-factor ETF	1,785

S&P MidCap Low Volatility ETF	2,760

S&P SmallCap 600 QVM Multi-factor ETF	677

S&P SmallCap High Dividend Low Volatility ETF	152

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Amount

S&P SmallCap Low Volatility ETF	4,845

S&P SmallCap Quality ETF	219

*	For the period November 15, 2021 (commencement of investment operations) through August 31, 2022.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

ESG Risk. Because ESG S&P 500 Equal Weight ETF evaluates ESG factors to assess and exclude certain investments for non-financial reasons, the Fund may forego some market opportunities available to funds that do not use these factors. The securities of companies that score favorably under a Fund’s ESG scoring methodology may underperform similar companies that do not score as well or may underperform the stock market as a whole. As a result, ESG S&P 500 Equal Weight ETF may underperform funds that do not screen or score companies based on ESG factors or funds that use a different ESG methodology. Information used by a Fund to evaluate such factors may not be readily available, complete or accurate, which could negatively impact the Fund’s ability to apply its methodology, which in turn could negatively impact the Fund’s performance. In addition, a Fund’s assessment of a company, based on the company’s level of involvement in a particular industry or the company’s ESG score, may differ from that of other funds or an investor. As a result, the companies deemed eligible for inclusion in a Fund’s portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.

High Dividend Paying Securities Risk. Certain Funds invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends.

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Also, changes in the dividend policies of the companies in which a Fund invests and the capital resources available for such companies’ dividend payments may adversely affect a Fund. In addition, the value of dividend-paying stocks can decline when interest rates rise, as fixed-income investments become more attractive to investors.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because ESG S&P 500 Equal Weight ETF, S&P 500® Momentum ETF, S&P 500 QVM Multi-factor ETF, S&P Midcap 400 QVM Multi-factor ETF and S&P SmallCap 600 QVM Multi-factor ETF are non-diversified, and to the extent S&P 500® Enhanced Value ETF, S&P 500® ex-Rate Sensitivity Low Volatility ETF, S&P 500® High Beta ETF, S&P 500® High Dividend Low Volatility ETF, S&P 500® Low Volatility ETF, S&P 500 Minimum Variance ETF, S&P MidCap Low Volatility ETF, S&P SmallCap High Dividend Low Volatility ETF, S&P SmallCap Low Volatility ETF and S&P SmallCap Quality ETF become non-diversified, and can invest a greater portion of their respective assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

147

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

ESG S&P 500 Equal Weight ETF	0.20%

Russell 1000 Enhanced Equal Weight ETF	0.29%

Russell 1000 Equal Weight ETF	0.20%

Russell 1000 Low Beta Equal Weight ETF	0.35%

S&P 500® Enhanced Value ETF	0.13%

S&P 500® ex-Rate Sensitive Low Volatility ETF	0.25%

S&P 500® High Beta ETF	0.25%

S&P 500® High Dividend Low Volatility ETF	0.30%

S&P 500® Low Volatility ETF	0.25%

S&P 500 Minimum Variance ETF	0.10%

S&P 500® Momentum ETF	0.13%

S&P 500 QVM Multi-factor ETF	0.11%

S&P MidCap 400 QVM Multi-factor ETF	0.15%

S&P MidCap Low Volatility ETF	0.25%

S&P SmallCap 600 QVM Multi-factor ETF	0.15%

S&P SmallCap High Dividend Low Volatility ETF	0.30%

S&P SmallCap Low Volatility ETF	0.25%

S&P SmallCap Quality ETF	0.29%

Through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2022, the Adviser waived fees for each Fund in the following amounts:

ESG S&P 500 Equal Weight ETF	$-

Russell 1000 Enhanced Equal Weight ETF	-

Russell 1000 Equal Weight ETF	140

Russell 1000 Low Beta Equal Weight ETF	3

S&P 500® Enhanced Value ETF	43

S&P 500® ex-Rate Sensitive Low Volatility ETF	9

S&P 500® High Beta ETF	55

S&P 500® High Dividend Low Volatility ETF	168

S&P 500® Low Volatility ETF	551

S&P 500 Minimum Variance ETF	5

S&P 500® Momentum ETF	23

S&P 500 QVM Multi-factor ETF	176

S&P MidCap 400 QVM Multi-factor ETF	74

S&P MidCap Low Volatility ETF	235

S&P SmallCap 600 QVM Multi-factor ETF	24

S&P SmallCap High Dividend Low Volatility ETF	5

148

S&P SmallCap Low Volatility ETF	$232

S&P SmallCap Quality ETF	15

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

ESG S&P 500 Equal Weight ETF	S&P Dow Jones Indices LLC

Russell 1000 Enhanced Equal Weight ETF	Frank Russell Company

Russell 1000 Equal Weight ETF	Frank Russell Company

Russell 1000 Low Beta Equal Weight ETF	Frank Russell Company

S&P 500® Enhanced Value ETF	S&P Dow Jones Indices LLC

S&P 500® ex-Rate Sensitive Low Volatility ETF	S&P Dow Jones Indices LLC

S&P 500® High Beta ETF	S&P Dow Jones Indices LLC

S&P 500® High Dividend Low Volatility ETF	S&P Dow Jones Indices LLC

S&P 500® Low Volatility ETF	S&P Dow Jones Indices LLC

S&P 500 Minimum Variance ETF	S&P Dow Jones Indices LLC

S&P 500® Momentum ETF	S&P Dow Jones Indices LLC

S&P 500 QVM Multi-factor ETF	S&P Dow Jones Indices LLC

S&P MidCap 400 QVM Multi-factor ETF	S&P Dow Jones Indices LLC

S&P MidCap Low Volatility ETF	S&P Dow Jones Indices LLC

S&P SmallCap 600 QVM Multi-factor ETF	S&P Dow Jones Indices LLC

S&P SmallCap High Dividend Low Volatility ETF	S&P Dow Jones Indices LLC

S&P SmallCap Low Volatility ETF	S&P Dow Jones Indices LLC

S&P SmallCap Quality ETF	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2022, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

ESG S&P 500 Equal Weight ETF*	$27

Russell 1000 Enhanced Equal Weight ETF	4

Russell 1000 Equal Weight ETF	45,388

Russell 1000 Low Beta Equal Weight ETF	8

S&P 500® Enhanced Value ETF	10,116

S&P 500® ex-Rate Sensitive Low Volatility ETF	4,933

S&P 500® High Beta ETF	93,743

S&P 500® High Dividend Low Volatility ETF	149,178

S&P 500® Low Volatility ETF	253,550

S&P 500 Minimum Variance ETF	6

S&P 500® Momentum ETF	10,477

S&P 500 QVM Multi-factor ETF	6,389

S&P MidCap 400 QVM Multi-factor ETF	11,467

S&P MidCap Low Volatility ETF	53,922

S&P SmallCap 600 QVM Multi-factor ETF	4,377

S&P SmallCap High Dividend Low Volatility ETF	6,550

S&P SmallCap Low Volatility ETF	33,421

S&P SmallCap Quality ETF	7,185

*	For the period November 15, 2021 (commencement of investment operations) through August 31, 2022.

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Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Invesco ETF from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s current price, as provided for in these procedures.

For the fiscal year ended August 31, 2022, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

S&P MidCap 400 QVM Multi-factor ETF	$ -	$ 1,611,916	$ (81,116)

S&P MidCap Low Volatility ETF	6,378,136	15,316,483	1,092,563

S&P SmallCap 600 QVM Multi-factor ETF	-	130,605	23,427

S&P SmallCap Low Volatility ETF	-	1,235,606	185,594

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022, for each Fund (except for S&P 500® Enhanced Value ETF, S&P 500 Minimum Variance ETF and S&P 500® Momentum ETF). As of August 31, 2022, all of the securities in S&P 500® Enhanced Value ETF, S&P 500 Minimum Variance ETF and S&P 500® Momentum ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
ESG S&P 500 Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$9,560,734	$-	$-	$9,560,734

Money Market Funds	5,917	63,352	-	69,269

Total Investments	$9,566,651	$63,352	$-	$9,630,003

Russell 1000 Enhanced Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$2,500,491	$-	$-	$2,500,491

Money Market Funds	773	223,895	-	224,668

Total Investments	$2,501,264	$223,895	$-	$2,725,159

150

	Level 1	Level 2	Level 3	Total
Russell 1000 Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$616,346,939	$-	$282,083	$616,629,022

Money Market Funds	19,186	96,458,069	-	96,477,255

Total Investments	$616,366,125	$96,458,069	$282,083	$713,106,277

Russell 1000 Low Beta Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$8,401,343	$-	$-	$8,401,343

Money Market Funds	-	758,410	-	758,410

Total Investments	$8,401,343	$758,410	$-	$9,159,753

S&P 500® ex-Rate Sensitive Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$54,062,372	$-	$-	$54,062,372

Money Market Funds	-	1,322,967	-	1,322,967

Total Investments	$54,062,372	$1,322,967	$-	$55,385,339

S&P 500® High Beta ETF

Investments in Securities

Common Stocks & Other Equity Interests	$527,753,096	$-	$-	$527,753,096

Money Market Funds	-	86,157,326	-	86,157,326

Total Investments	$527,753,096	$86,157,326	$-	$613,910,422

S&P 500® High Dividend Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$3,804,340,565	$-	$-	$3,804,340,565

Money Market Funds	-	228,609,598	-	228,609,598

Total Investments	$3,804,340,565	$228,609,598	$-	$4,032,950,163

S&P 500® Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$10,959,982,984	$-	$-	$10,959,982,984

Money Market Funds	-	500,299,552	-	500,299,552

Total Investments	$10,959,982,984	$500,299,552	$-	$11,460,282,536

S&P 500 QVM Multi-factor ETF

Investments in Securities

Common Stocks & Other Equity Interests	$723,355,482	$-	$-	$723,355,482

Money Market Funds	-	14,117,935	-	14,117,935

Total Investments	$723,355,482	$14,117,935	$-	$737,473,417

S&P MidCap 400 QVM Multi-factor ETF

Investments in Securities

Common Stocks & Other Equity Interests	$244,048,451	$-	$-	$244,048,451

Money Market Funds	64,731	32,060,102	-	32,124,833

Total Investments	$244,113,182	$32,060,102	$-	$276,173,284

S&P MidCap Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,162,284,892	$-	$-	$1,162,284,892

Money Market Funds	-	144,840,930	-	144,840,930

Total Investments	$1,162,284,892	$144,840,930	$-	$1,307,125,822

S&P SmallCap 600 QVM Multi-factor ETF

Investments in Securities

Common Stocks & Other Equity Interests	$98,045,049	$-	$-	$98,045,049

Money Market Funds	196,134	18,026,465	-	18,222,599

Total Investments	$98,241,183	$18,026,465	$-	$116,267,648

151

	Level 1	Level 2	Level 3	Total
S&P SmallCap High Dividend Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$24,835,253	$-	$-	$24,835,253

Money Market Funds	-	3,549,402	-	3,549,402

Total Investments	$24,835,253	$3,549,402	$-	$28,384,655

S&P SmallCap Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$726,261,093	$-	$-	$726,261,093

Money Market Funds	-	93,300,887	-	93,300,887

Total Investments	$726,261,093	$93,300,887	$-	$819,561,980

S&P SmallCap Quality ETF

Investments in Securities

Common Stocks & Other Equity Interests	$28,631,469	$-	$-	$28,631,469

Money Market Funds	30,502	6,486,161	-	6,516,663

Total Investments	$28,661,971	$6,486,161	$-	$35,148,132

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022	2021
	Ordinary	Ordinary
	Income*	Income*
ESG S&P 500 Equal Weight ETF	$59,420	$-

Russell 1000 Enhanced Equal Weight ETF	40,838	62,177

Russell 1000 Equal Weight ETF	9,835,744	9,830,643

Russell 1000 Low Beta Equal Weight ETF	106,206	183,366

S&P 500® Enhanced Value ETF	3,841,875	2,498,604

S&P 500® ex-Rate Sensitive Low Volatility ETF	942,341	693,963

S&P 500® High Beta ETF	9,212,158	12,725,571

S&P 500® High Dividend Low Volatility ETF	125,648,308	112,794,689

S&P 500® Low Volatility ETF	184,314,118	134,891,402

S&P 500 Minimum Variance ETF	388,980	186,067

S&P 500® Momentum ETF	829,817	623,950

S&P 500 QVM Multi-factor ETF	11,101,222	-

S&P MidCap 400 QVM Multi-factor ETF	2,703,549	-

S&P MidCap Low Volatility ETF	20,814,914	20,787,187

S&P SmallCap 600 QVM Multi-factor ETF	693,438	-

S&P SmallCap High Dividend Low Volatility ETF	1,098,492	856,557

S&P SmallCap Low Volatility ETF	16,976,552	24,160,014

S&P SmallCap Quality ETF	579,588	225,371

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
ESG S&P 500 Equal Weight ETF	$22,070	$(918,004)	$(283,122)	$10,747,597	$9,568,541

Russell 1000 Enhanced Equal Weight ETF	8,102	(2,052)	(5,630,293)	8,128,843	2,504,600

Russell 1000 Equal Weight ETF	1,626,950	(41,495,085)	(89,671,347)	747,007,444	617,467,962

Russell 1000 Low Beta Equal Weight ETF	38,655	(363,526)	(29,448,955)	38,180,996	8,407,170

S&P 500® Enhanced Value ETF	795,574	(14,086,208)	(11,822,494)	169,747,889	144,634,761

152

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
S&P 500® ex-Rate Sensitive Low Volatility ETF	$106,803	$1,395,339	$(25,512,999)	$78,100,778	$54,089,921

S&P 500® High Beta ETF	610,615	(145,879,608)	(148,738,878)	821,692,084	527,684,213

S&P 500® High Dividend Low Volatility ETF	-	(195,996,535)	(627,598,821)	4,631,579,196	3,807,983,840

S&P 500® Low Volatility ETF	10,359,218	(236,443,188)	(2,121,115,930)	13,320,184,638	10,972,984,738

S&P 500 Minimum Variance ETF	53,603	214,637	(190,872)	21,500,853	21,578,221

S&P 500® Momentum ETF	405,633	(9,176,516)	(8,830,887)	131,575,030	113,973,260

S&P 500 QVM Multi-factor ETF	2,082,052	(33,439,649)	(20,545,122)	775,957,276	724,054,557

S&P MidCap 400 QVM Multi-factor ETF	496,706	(12,445,976)	(8,770,496)	265,081,684	244,361,918

S&P MidCap Low Volatility ETF	2,744,314	(11,425,911)	(622,075,988)	1,793,807,178	1,163,049,593

S&P SmallCap 600 QVM Multi-factor ETF	177,917	(2,519,213)	(2,129,632)	102,781,756	98,310,828

S&P SmallCap High Dividend Low Volatility ETF	-	(3,762,760)	(7,326,918)	35,966,257	24,876,579

S&P SmallCap Low Volatility ETF	3,650,421	(57,510,497)	(630,256,545)	1,410,480,885	726,364,264

S&P SmallCap Quality ETF	79,223	(1,668,262)	(5,446,634)	35,718,405	28,682,732

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of August 31, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total
ESG S&P 500 Equal Weight ETF	$283,122	$-	$283,122

Russell 1000 Enhanced Equal Weight ETF	3,338,667	2,291,626	5,630,293

Russell 1000 Equal Weight ETF	21,641,498	68,029,849	89,671,347

Russell 1000 Low Beta Equal Weight ETF	18,505,503	10,943,452	29,448,955

S&P 500® Enhanced Value ETF	8,303,170	3,519,324	11,822,494

S&P 500® ex-Rate Sensitive Low Volatility ETF	19,763,733	5,749,266	25,512,999

S&P 500® High Beta ETF	123,376,508	25,362,370	148,738,878

S&P 500® High Dividend Low Volatility ETF	313,676,438	313,922,383	627,598,821

S&P 500® Low Volatility ETF	1,735,629,652	385,486,278	2,121,115,930

S&P 500 Minimum Variance ETF	66,238	124,634	190,872

S&P 500® Momentum ETF	8,336,604	494,283	8,830,887

S&P 500 QVM Multi-factor ETF	20,545,122	-	20,545,122

S&P MidCap 400 QVM Multi-factor ETF	8,770,496	-	8,770,496

S&P MidCap Low Volatility ETF	397,529,926	224,546,062	622,075,988

S&P SmallCap 600 QVM Multi-factor ETF	2,129,632	-	2,129,632

S&P SmallCap High Dividend Low Volatility ETF	3,550,548	3,776,370	7,326,918

S&P SmallCap Low Volatility ETF	346,882,715	283,373,830	630,256,545
S&P SmallCap Quality ETF	4,895,373	551,261	5,446,634

NOTE 7–Investment Transactions

For the fiscal year ended August 31, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
ESG S&P 500 Equal Weight ETF*	$6,257,530	$2,585,893

Russell 1000 Enhanced Equal Weight ETF	1,092,530	1,086,068

Russell 1000 Equal Weight ETF	183,707,983	181,878,041

Russell 1000 Low Beta Equal Weight ETF	8,165,193	8,104,279

S&P 500® Enhanced Value ETF	49,516,216	49,682,404

S&P 500® ex-Rate Sensitive Low Volatility ETF	41,054,785	40,907,263

153

	Purchases	Sales
S&P 500® High Beta ETF	$783,657,456	$779,284,926

S&P 500® High Dividend Low Volatility ETF	2,091,233,161	2,104,423,180

S&P 500® Low Volatility ETF	6,451,751,695	6,448,548,056

S&P 500 Minimum Variance ETF	4,876,654	4,778,988

S&P 500® Momentum ETF	115,850,191	115,907,347

S&P 500 QVM Multi-factor ETF	142,488,729	141,437,722

S&P MidCap 400 QVM Multi-factor ETF	57,169,882	56,665,334

S&P MidCap Low Volatility ETF	775,355,625	768,845,645

S&P SmallCap 600 QVM Multi-factor ETF	18,192,542	17,261,165

S&P SmallCap High Dividend Low Volatility ETF	14,446,123	14,376,360

S&P SmallCap Low Volatility ETF	661,071,626	650,669,564

S&P SmallCap Quality ETF	19,740,420	20,482,488

*	For the period November 15, 2021 (commencement of investment operations) through August 31, 2022.

For the fiscal year ended August 31, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales
ESG S&P 500 Equal Weight ETF*	$7,978,958	$971,157

Russell 1000 Enhanced Equal Weight ETF	905,883	862,289

Russell 1000 Equal Weight ETF	342,944,204	313,303,450

Russell 1000 Low Beta Equal Weight ETF	876,834	1,930,238

S&P 500® Enhanced Value ETF	123,952,180	112,532,408

S&P 500® ex-Rate Sensitive Low Volatility ETF	29,979,044	25,766,765

S&P 500® High Beta ETF	1,456,879,885	2,461,775,001

S&P 500® High Dividend Low Volatility ETF	2,956,004,583	2,098,048,570

S&P 500® Low Volatility ETF	11,423,478,645	8,351,639,538

S&P 500 Minimum Variance ETF	7,399,751	8,740,813

S&P 500® Momentum ETF	157,913,899	116,609,105

S&P 500 QVM Multi-factor ETF	68,578,264	51,834,224

S&P MidCap 400 QVM Multi-factor ETF	80,165,234	20,947,146

S&P MidCap Low Volatility ETF	446,358,780	672,327,713

S&P SmallCap 600 QVM Multi-factor ETF	53,900,746	4,033,944

S&P SmallCap High Dividend Low Volatility ETF	14,721,684	6,933,463

S&P SmallCap Low Volatility ETF	406,169,577	770,210,464

S&P SmallCap Quality ETF	38,505,281	45,058,411

*	For the period November 15, 2021 (commencement of investment operations) through August 31, 2022.

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of August 31, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost
ESG S&P 500 Equal Weight ETF	$93,584	$(1,011,588)	$(918,004)	$10,548,007

Russell 1000 Enhanced Equal Weight ETF	200,401	(202,453)	(2,052)	2,727,211

Russell 1000 Equal Weight ETF	52,240,226	(93,735,311)	(41,495,085)	754,601,362

Russell 1000 Low Beta Equal Weight ETF	408,653	(772,179)	(363,526)	9,523,279

S&P 500® Enhanced Value ETF	4,701,095	(18,787,303)	(14,086,208)	158,454,145

S&P 500® ex-Rate Sensitive Low Volatility ETF	3,510,270	(2,114,931)	1,395,339	53,990,000

S&P 500® High Beta ETF	9,740,225	(155,619,833)	(145,879,608)	759,790,030

S&P 500® High Dividend Low Volatility ETF	150,166,062	(346,162,597)	(195,996,535)	4,228,946,698

S&P 500® Low Volatility ETF	286,908,837	(523,352,025)	(236,443,188)	11,696,725,724

S&P 500 Minimum Variance ETF	1,840,153	(1,625,516)	214,637	21,333,523

154

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost
S&P 500® Momentum ETF	$2,267,547	$(11,444,063)	$(9,176,516)	$122,977,908

S&P 500 QVM Multi-factor ETF	49,464,593	(82,904,242)	(33,439,649)	770,913,066

S&P MidCap 400 QVM Multi-factor ETF	14,301,470	(26,747,446)	(12,445,976)	288,619,260

S&P MidCap Low Volatility ETF	71,408,735	(82,834,646)	(11,425,911)	1,318,551,733

S&P SmallCap 600 QVM Multi-factor ETF	5,624,399	(8,143,612)	(2,519,213)	118,786,861

S&P SmallCap High Dividend Low Volatility ETF	545,332	(4,308,092)	(3,762,760)	32,147,415

S&P SmallCap Low Volatility ETF	20,339,249	(77,849,746)	(57,510,497)	877,072,477

S&P SmallCap Quality ETF	960,139	(2,628,401)	(1,668,262)	36,816,394

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and taxable overdistributions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2022, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
ESG S&P 500 Equal Weight ETF	$-	$(84,210)	$84,210

Russell 1000 Enhanced Equal Weight ETF	(31)	(157,497)	157,528

Russell 1000 Equal Weight ETF	(3,973)	(86,412,930)	86,416,903

Russell 1000 Low Beta Equal Weight ETF	1,244	(27,088)	25,844

S&P 500® Enhanced Value ETF	-	(7,090,978)	7,090,978

S&P 500® ex-Rate Sensitive Low Volatility ETF	-	(4,202,140)	4,202,140

S&P 500® High Beta ETF	-	(103,338,852)	103,338,852

S&P 500® High Dividend Low Volatility ETF	2,273,978	(265,957,161)	263,683,183

S&P 500® Low Volatility ETF	-	(732,775,864)	732,775,864

S&P 500 Minimum Variance ETF	74	(1,492,368)	1,492,294

S&P 500® Momentum ETF	-	(9,980,358)	9,980,358

S&P 500 QVM Multi-factor ETF	-	(7,463,166)	7,463,166

S&P MidCap 400 QVM Multi-factor ETF	-	(3,535,612)	3,535,612

S&P MidCap Low Volatility ETF	-	(98,348,956)	98,348,956

S&P SmallCap 600 QVM Multi-factor ETF	744	(870,126)	869,382

S&P SmallCap High Dividend Low Volatility ETF	93,171	(841,416)	748,245

S&P SmallCap Low Volatility ETF	(38,837)	(98,005,196)	98,044,033

S&P SmallCap Quality ETF	-	(3,795,459)	3,795,459

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the

155

value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

156

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of each of the eighteen funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (eighteen of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund Name
Invesco ESG S&P 500 Equal Weight ETF (1)

Invesco Russell 1000 Enhanced Equal Weight ETF (2)

Invesco Russell 1000 Equal Weight ETF (2)

Invesco Russell 1000 Low Beta Equal Weight ETF (2)

Invesco S&P 500® Enhanced Value ETF (2)

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (2)

Invesco S&P 500® High Beta ETF (2)

Invesco S&P 500® High Dividend Low Volatility ETF (2)

Invesco S&P 500® Low Volatility ETF (2)

Invesco S&P 500 Minimum Variance ETF (2)

Invesco S&P 500® Momentum ETF (2)

Invesco S&P 500 QVM Multi-factor ETF (3)

Invesco S&P MidCap 400 QVM Multi-factor ETF (3)

Invesco S&P MidCap Low Volatility ETF (2)

Invesco S&P SmallCap 600 QVM Multi-factor ETF (3)

Invesco S&P SmallCap High Dividend Low Volatility ETF (2)

Invesco S&P SmallCap Low Volatility ETF (2)

Invesco S&P SmallCap Quality ETF (2)

(1) Statements of operations and of changes in net assets for the period November 15, 2021 (commencement of investment operations) through August 31, 2022

(2) Statement of operations for the year ended August 31, 2022 and statement of changes in net assets for each of the two years in the period ended August 31, 2022

(3) Statement of operations for the year ended August 31, 2022 and statement of changes in net assets for the year ended August 31, 2022 and for the period June 28, 2021 (commencement of investment operations) through August 31, 2021

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

157

Report of Independent Registered Public Accounting Firm–(continued)

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 27, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

158

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco ESG S&P 500 Equal Weight ETF (RSPE)

Actual	$1,000.00	$907.20	0.20%	$0.96

Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.20	1.02
Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)

Actual	1,000.00	918.00	0.29	1.40

Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco Russell 1000 Equal Weight ETF (EQAL)

Actual	1,000.00	929.90	0.20	0.97

Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.20	1.02
Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)

Actual	1,000.00	933.40	0.35	1.71

Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
Invesco S&P 500® Enhanced Value ETF (SPVU)

Actual	1,000.00	922.70	0.13	0.63

Hypothetical (5% return before expenses)	1,000.00	1,024.55	0.13	0.66

159

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)

Actual	$1,000.00	$989.90	0.25%	$1.25

Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

Invesco S&P 500® High Beta ETF (SPHB)

Actual	1,000.00	856.80	0.25	1.17

Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)

Actual	1,000.00	994.30	0.30	1.51

Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53

Invesco S&P 500® Low Volatility ETF (SPLV)

Actual	1,000.00	1,002.10	0.25	1.26

Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
Invesco S&P 500 Minimum Variance ETF (SPMV)

Actual	1,000.00	961.60	0.10	0.49

Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51

Invesco S&P 500® Momentum ETF (SPMO)

Actual	1,000.00	922.30	0.13	0.63

Hypothetical (5% return before expenses)	1,000.00	1,024.55	0.13	0.66
Invesco S&P 500 QVM Multi-factor ETF (QVML)

Actual	1,000.00	920.50	0.11	0.53

Hypothetical (5% return before expenses)	1,000.00	1,024.65	0.11	0.56

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)

Actual	1,000.00	917.90	0.15	0.73

Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.15	0.77
Invesco S&P MidCap Low Volatility ETF (XMLV)

Actual	1,000.00	983.20	0.25	1.25

Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)

Actual	1,000.00	915.00	0.15	0.72

Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.15	0.77
Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)

Actual	1,000.00	910.60	0.30	1.44

Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53

Invesco S&P SmallCap Low Volatility ETF (XSLV)

Actual	1,000.00	945.20	0.25	1.23

Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
Invesco S&P SmallCap Quality ETF (XSHQ)

Actual	1,000.00	901.70	0.30	1.44

Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

160

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*

Invesco ESG S&P 500 Equal Weight ETF	0%	90%	82%	0%	0%

Invesco Russell 1000 Enhanced Equal Weight ETF	0%	100%	97%	0%	0%

Invesco Russell 1000 Equal Weight ETF	7%	93%	90%	0%	0%

Invesco Russell 1000 Low Beta Equal Weight ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Enhanced Value ETF	0%	99%	98%	0%	0%

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	0%	100%	100%	0%	0%

Invesco S&P 500® High Beta ETF	1%	99%	99%	0%	0%

Invesco S&P 500® High Dividend Low Volatility ETF	5%	91%	91%	0%	0%

Invesco S&P 500® Low Volatility ETF	3%	97%	96%	0%	0%

Invesco S&P 500 Minimum Variance ETF	0%	98%	91%	0%	0%

Invesco S&P 500® Momentum ETF	0%	96%	92%	0%	0%

Invesco S&P 500 QVM Multi-factor ETF	0%	100%	99%	0%	0%

Invesco S&P MidCap 400 QVM Multi-factor ETF	10%	90%	89%	0%	0%

Invesco S&P MidCap Low Volatility ETF	17%	83%	83%	0%	0%

Invesco S&P SmallCap 600 QVM Multi-factor ETF	11%	89%	89%	0%	0%

Invesco S&P SmallCap High Dividend Low Volatility ETF	47%	46%	43%	0%	0%

Invesco S&P SmallCap Low Volatility ETF	38%	62%	62%	0%	0%

Invesco S&P SmallCap Quality ETF	0%	100%	100%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

161

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	230	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	230	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

162

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	230	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

163

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	230	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

164

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	230	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	230	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

165

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	230	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

166

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	230	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	230	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

167

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	230	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

168

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

169

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

171

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 74 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF	Invesco Russell 1000 Low Beta Equal Weight ETF
Invesco California AMT-Free Municipal Bond ETF	Invesco S&P 500® Enhanced Value ETF
Invesco CEF Income Composite ETF	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF
Invesco China Technology ETF	Invesco S&P 500® High Beta ETF
Invesco DWA Developed Markets Momentum ETF	Invesco S&P 500® High Dividend Low Volatility ETF
Invesco DWA Emerging Markets Momentum ETF	Invesco S&P 500® Low Volatility ETF
Invesco DWA SmallCap Momentum ETF	Invesco S&P 500 Minimum Variance ETF
Invesco Emerging Markets Sovereign Debt ETF	Invesco S&P 500® Momentum ETF
Invesco FTSE International Low Beta Equal Weight ETF	Invesco S&P 500 Revenue ETF
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	Invesco S&P Emerging Markets Low Volatility ETF
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	Invesco S&P Emerging Markets Momentum ETF
Invesco FTSE RAFI Emerging Markets ETF	Invesco S&P International Developed High Dividend Low Volatility ETF
Invesco Fundamental High Yield® Corporate Bond ETF
Invesco Fundamental Investment Grade Corporate Bond ETF	Invesco S&P International Developed Low Volatility ETF
Invesco Global Clean Energy ETF	Invesco S&P International Developed Momentum ETF
Invesco Global Short Term High Yield Bond ETF	Invesco S&P International Developed Quality ETF
Invesco Global Water ETF	Invesco S&P MidCap 400 Revenue ETF
Invesco International BuyBack Achievers™ ETF	Invesco S&P MidCap Low Volatility ETF
Invesco International Corporate Bond ETF	Invesco S&P SmallCap 600 Revenue ETF
Invesco KBW Bank ETF	Invesco S&P SmallCap Consumer Discretionary ETF
Invesco KBW High Dividend Yield Financial ETF	Invesco S&P SmallCap Consumer Staples ETF
Invesco KBW Premium Yield Equity REIT ETF	Invesco S&P SmallCap Energy ETF
Invesco KBW Property & Casualty Insurance ETF	Invesco S&P SmallCap Financials ETF
Invesco KBW Regional Banking ETF	Invesco S&P SmallCap Health Care ETF
Invesco MSCI Green Building ETF	Invesco S&P SmallCap High Dividend Low Volatility ETF
Invesco NASDAQ 100 ETF	Invesco S&P SmallCap Industrials ETF
Invesco NASDAQ Next Gen 100 ETF	Invesco S&P SmallCap Information Technology ETF
Invesco National AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Low Volatility ETF
Invesco New York AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Materials ETF
Invesco Preferred ETF	Invesco S&P SmallCap Quality ETF
Invesco PureBetaSM 0-5 Yr US TIPS ETF	Invesco S&P SmallCap Utilities & Communication Services ETF
Invesco PureBetaSM FTSE Developed ex-North America ETF	Invesco S&P Ultra Dividend Revenue ETF
Invesco PureBetaSM FTSE Emerging Markets ETF	Invesco Senior Loan ETF
Invesco PureBetaSM MSCI USA ETF	Invesco Taxable Municipal Bond ETF
Invesco PureBetaSM MSCI USA Small Cap ETF	Invesco Treasury Collateral ETF
Invesco PureBetaSM US Aggregate Bond ETF	Invesco Variable Rate Preferred ETF
Invesco Russell 1000 Enhanced Equal Weight ETF	Invesco VRDO Tax-Free ETF
Invesco Russell 1000 Equal Weight ETF

Also at the April 6, 2022 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other

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Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year and since-inception periods for Invesco VRDO Tax-Free ETF and the one-year period for Invesco Treasury Collateral ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco VRDO Tax-Free ETF’s and Invesco Treasury Collateral ETF’s level of correlation to their respective underlying indexes. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with any draws on its line of credit), acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

●	0.04% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA ETF;

●	0.05% of the Fund’s average daily net assets for Invesco PureBetaSM US Aggregate Bond ETF;

●	0.06% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA Small Cap ETF;

●	0.07% of the Fund’s average daily net assets for Invesco PureBetaSM 0-5 Yr US TIPS ETF and Invesco PureBetaSM FTSE Developed ex-North America ETF;

●	0.08% of the Fund’s average daily net assets for Invesco Treasury Collateral ETF;

●	0.10% of the Fund’s average daily net assets for Invesco S&P 500 Minimum Variance ETF;

●	0.13% of the Fund’s average daily net assets for Invesco S&P 500 Enhanced Value ETF and Invesco S&P 500 Momentum ETF;

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Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

●	0.14% of the Fund’s average daily net assets for Invesco PureBetaSM FTSE Emerging Markets ETF;

●	0.15% of the Fund’s average daily net assets for Invesco NASDAQ 100 ETF and Invesco NASDAQ Next Gen 100 ETF;

●	0.20% of the Fund’s average daily net assets for Invesco Russell 1000 Equal Weight ETF;

●	0.22% of the Fund’s average daily net assets for Invesco Fundamental Investment Grade Corporate Bond ETF;

●

0.25% of the Fund’s average daily net assets for Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF and Invesco VRDO Tax-Free ETF;

●

0.28% of the Fund’s average daily net assets for Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco Taxable Municipal Bond ETF;

●

0.29% of the Fund’s average daily net assets for Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF and Invesco S&P SmallCap Utilities & Communication Services ETF;

●

0.30% of the Fund’s average daily net assets for Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF and Invesco S&P International Developed High Dividend Low Volatility ETF;

●

0.35% of the Fund’s average daily net assets for Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF and Invesco Russell 1000 Low Beta Equal Weight ETF;

●

0.39% of the Fund’s average daily net assets for Invesco MSCI Green Building ETF, Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF and Invesco S&P Ultra Dividend Revenue ETF;

●	0.45% of the Fund’s daily net assets for Invesco FTSE International Low Beta Equal Weight ETF and Invesco FTSE RAFI Developed Markets ex-U.S. ETF;

●	0.49% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF and Invesco FTSE RAFI Emerging Markets ETF;

●

0.50% of the Fund’s daily net assets for Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF and Invesco Variable Rate Preferred ETF;

●	0.55% of the Fund’s daily net assets for Invesco International BuyBack AchieversTM ETF;

●	0.60% of the Fund’s daily net assets for Invesco DWA SmallCap Momentum ETF;

●	0.65% of the Fund’s daily net assets for Invesco Senior Loan ETF;

●	0.70% of the Fund’s daily net assets for Invesco China Technology ETF;

●	0.75% of the Fund’s daily net assets for Invesco Global Clean Energy ETF and Invesco Global Water ETF;

●	0.80% of the Fund’s daily net assets for Invesco DWA Developed Markets Momentum ETF; and

●	0.90% of the Fund’s daily net assets for Invesco DWA Emerging Markets Momentum ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their

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Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco 1-30 Laddered Treasury ETF			X

Invesco California AMT-Free Municipal Bond ETF		N/A	X

Invesco CEF Income Composite ETF	X	N/A	X

Invesco China Technology ETF		N/A	X

Invesco DWA Developed Markets Momentum ETF			X

Invesco DWA Emerging Markets Momentum ETF			X

Invesco DWA SmallCap Momentum ETF			X

Invesco Emerging Markets Sovereign Debt ETF			X

Invesco FTSE International Low Beta Equal Weight ETF	X	X	X

Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF		X	X

Invesco FTSE RAFI Emerging Markets ETF	X		X

Invesco Fundamental High Yield® Corporate Bond ETF		X	X

Invesco Fundamental Investment Grade Corporate Bond ETF			X

Invesco Global Clean Energy ETF		X	X

Invesco Global Short Term High Yield Bond ETF	X	N/A	X

Invesco Global Water ETF		X	X

Invesco International BuyBack AchieversTM ETF			X

Invesco International Corporate Bond ETF			X

Invesco KBW Bank ETF	X		X

Invesco KBW High Dividend Yield Financial ETF	X		X

Invesco KBW Premium Yield Equity REIT ETF	X		X

Invesco KBW Property & Casualty Insurance ETF	X		X

Invesco KBW Regional Banking ETF	X		X

Invesco MSCI Green Building ETF		X	X

Invesco NASDAQ 100 ETF	X		X

Invesco NASDAQ Next Gen 100 ETF	X		X

Invesco National AMT-Free Municipal Bond ETF			X

Invesco New York AMT-Free Municipal Bond ETF		N/A	X

Invesco Preferred ETF		N/A	X

Invesco PureBetaSM 0-5 Yr US TIPS ETF	X		X

Invesco PureBetaSM FTSE Developed ex-North America ETF	X	X	X

Invesco PureBetaSM FTSE Emerging Markets ETF	X	X	X

Invesco PureBetaSM MSCI USA ETF	X	X	X

Invesco PureBetaSM MSCI USA Small Cap ETF	X	X	X

Invesco PureBetaSM US Aggregate Bond ETF	X	X	X

Invesco Russell 1000 Enhanced Equal Weight ETF			X

Invesco Russell 1000 Equal Weight ETF	X		X

Invesco Russell 1000 Low Beta Equal Weight ETF			X

Invesco S&P 500 Enhanced Value ETF	X	X	X

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X		X

Invesco S&P 500® High Beta ETF	X		X

Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X

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Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco S&P 500® Low Volatility ETF	X		X

Invesco S&P 500 Minimum Variance ETF	X	X	X

Invesco S&P 500 Momentum ETF	X	X	X

Invesco S&P 500 Revenue ETF			X

Invesco S&P Emerging Markets Low Volatility ETF	X		X

Invesco S&P Emerging Markets Momentum ETF	X		X

Invesco S&P International Developed High Dividend Low Volatility ETF	X	X	X

Invesco S&P International Developed Low Volatility ETF	X		X

Invesco S&P International Developed Momentum ETF	X	N/A	X

Invesco S&P International Developed Quality ETF	X	N/A	X

Invesco S&P MidCap 400 Revenue ETF			X

Invesco S&P MidCap Low Volatility ETF	X	X	X

Invesco S&P SmallCap 600 Revenue ETF		X	X

Invesco S&P SmallCap Consumer Discretionary ETF	X		X

Invesco S&P SmallCap Consumer Staples ETF	X		X

Invesco S&P SmallCap Energy ETF	X		X

Invesco S&P SmallCap Financials ETF	X		X

Invesco S&P SmallCap Health Care ETF	X		X

Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X

Invesco S&P SmallCap Industrials ETF	X		X

Invesco S&P SmallCap Information Technology ETF	X		X

Invesco S&P SmallCap Low Volatility ETF	X	X	X

Invesco S&P SmallCap Materials ETF	X		X

Invesco S&P SmallCap Quality ETF	X	X	X

Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X

Invesco S&P Ultra Dividend Revenue ETF		X	X

Invesco Senior Loan ETF	X	N/A	X

Invesco Taxable Municipal Bond ETF		N/A	X

Invesco Treasury Collateral ETF	X		X

Invesco Variable Rate Preferred ETF		X	X

Invesco VRDO Tax-Free ETF		N/A	X

*

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA Developed Markets Momentum ETF, Invesco Global Clean Energy ETF, Invesco International Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco VRDO Tax-Free ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

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Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Funds’ direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 6, 2022. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement. The Board reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

177

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 15 and April 6, 2022 Board meetings, and Invesco Advisers, Inc., in connection with the April 6, 2022 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rates for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF were reasonable in relation to the asset size of the Funds and concluded that the flat sub-advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Fund in an amount equal to the fees received by Invesco Advisers, Inc. on the Fund’s excess cash invested in the money market funds. The Trustees also noted the fees received by Invesco Advisers, Inc. in its capacity as the direct securities lending agent for the Invesco ETFs. The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, and that the Sub-Advisers generally do not use or generate soft-dollars with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

178

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST2-HBLV-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders
August 31, 2022
RWL	Invesco S&P 500 Revenue ETF
RWK	Invesco S&P MidCap 400 Revenue ETF
RWJ	Invesco S&P SmallCap 600 Revenue ETF
RDIV	Invesco S&P Ultra Dividend Revenue ETF

2

The Market Environment

Domestic Equity

The fiscal year began with increasing volatility and the US stock market saw a selloff through most of September due to increasing concerns of inflation resulting from a spike in oil prices and supply chain shortages causing rising costs. Despite the Consumer Price Index (CPI) increasing monthly from June through September 2021,1 the US Federal Reserve (the Fed) declined to raise interest rates at its September 2021 Federal Open Market Committee meeting.

Equity markets saw continued volatility in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose to nearly $85 per barrel in October,2 causing higher gas prices for consumers, and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.1 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.2 The CPI rose by another 7.9% for the 12 months ended February 2022 reaching a 40 year high.1 To combat inflation, the Fed raised the federal funds rate by a one-quarter percentage point in March.

As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix, reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued for much of the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 8.6% for the 12 months ended May 2022 reaching a 40 year high.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at Jackson Hole, Wyoming, an economic policy symposium, sparked a sharp selloff at month end. Due to declining energy prices, the CPI rose by 8.5% for the 12 months ending July,1 down slightly from June, but still at multi-decade highs and far above the Fed’s 2% annual inflation target. As a result, the Fed indicated that it would continue taking aggressive action to curb inflation, though such measures could “bring pain to households and businesses.” The remarks deflated investor optimism that the Fed would pause rate hikes in the second half of 2022 and increased the likelihood of a US recession. In this environment, US stocks had negative double-digit returns of (11.23)% for the fiscal year ended August 31, 2022, measured by the S&P 500 Index.4

[1]	Source: US Bureau of Labor Statistics

[2]	Source: Bloomberg LP

[3]	Source: US Federal Reserve

[4]	Source: Lipper Inc.

3

RWL	Management’s Discussion of Fund Performance
Invesco S&P 500 Revenue ETF (RWL)

As an index fund, the Invesco S&P 500 Revenue ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Revenue-Weighted Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index, which is designed to measure the performance of positive revenue-producing constituent securities of the S&P 500® Index (the “Parent Index”). The Parent Index is comprised of common stocks of approximately 500 large-cap companies that generally represent the large-cap universe of the U.S. equity market. Unlike the Parent Index, which weights component securities by market capitalization, thereby giving higher percentage allocations to companies with larger market capitalizations, the Index uses a “revenue-weighted” methodology, whereby it weights each constituent security based on the sum of the company’s revenues for the trailing four quarters, subject to a maximum 5% per company weighting. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (0.89)%. On a net asset value (“NAV”) basis, the Fund returned (0.97)%. During the same time period, the Index returned (0.61)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

For the fiscal year ended August 31, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the health care and utilities sectors, respectively. The communication services sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included McKesson Corp., a health care company (portfolio average weight of 1.98%) and Exxon Mobil Corp., an energy company (portfolio average weight of 1.94%). Positions that detracted most significantly from the Fund’s return during the period included Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 3.21%) and Meta Platforms, Inc. Class A, a communication services company (portfolio average weight of 0.75%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Health Care	19.85
Consumer Discretionary	13.71
Consumer Staples	12.34
Financials	11.79
Information Technology	11.36
Industrials	9.62
Communication Services	7.62
Energy	7.10
Sector Types Each Less Than 3%	6.44
Money Market Funds Plus Other Assets Less Liabilities	0.17

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Walmart, Inc.	4.21
Amazon.com, Inc.	3.70
Apple, Inc.	2.97
UnitedHealth Group, Inc.	2.14
CVS Health Corp.	2.12
McKesson Corp.	2.07
Exxon Mobil Corp.	2.00
Berkshire Hathaway, Inc., Class B	1.82
Costco Wholesale Corp.	1.64
Cardinal Health, Inc.	1.57
Total	24.24

*	Excluding money market fund holdings.

4

Invesco S&P 500 Revenue ETF (RWL) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Revenue-Weighted Index	(0.61)%	14.48%	50.02%	12.11%	77.07%	13.50%	254.83%	10.09%	304.01%
S&P 500® Index	(11.23)	12.39	41.98	11.82	74.86	13.08	241.73	9.90	294.25
Fund
NAV Return	(0.97)	14.07	48.41	11.70	73.86	13.04	240.52	9.59	278.36
Market Price Return	(0.89)	14.10	48.53	11.71	73.93	13.05	241.11	9.60	278.74

Oppenheimer S&P 500 Revenue ETF (the “Predecessor Fund”) Predecessor Fund Inception: February 19, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

5

* Excluding money market fund holdings.

RWK	Management’s Discussion of Fund Performance
Invesco S&P MidCap 400 Revenue ETF (RWK)

As an index fund, the Invesco S&P MidCap 400 Revenue ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Revenue-Weighted Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index, which is designed to measure the performance of positive revenue-producing constituent securities of the S&P MidCap 400® Index (the “Parent Index”). The Parent Index is comprised of common stocks of approximately 400 mid-capitalization companies that generally represent the mid-cap universe of the U.S. equity market. Unlike the Parent Index, which weights component securities by market capitalization, thereby giving higher percentage allocations to companies with larger market capitalizations, the Index uses a “revenue-weighted” methodology, whereby it weights each constituent security based on the sum of the company’s revenues for the trailing four quarters, subject to a maximum 5% per company weighting. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (6.66)%. On a net asset value (“NAV”) basis, the Fund returned (6.75)%. During the same time period, the Index returned (6.46)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

For the fiscal year ended August 31, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the consumer staples and utilities sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the information technology and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Murphy USA, Inc., a consumer discretionary company (portfolio average weight of 1.10%) and Fluor Corp., an industrials company (portfolio average weight of 0.81%). Positions that detracted most significantly from the Fund’s return during the period included Kohl’s Corp., a consumer discretionary company (portfolio average weight of 1.08%) and Kyndryl Holdings, Inc., an information technology company (portfolio average weight of 0.75%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Consumer Discretionary	23.64
Industrials	19.96
Information Technology	13.35
Financials	10.75
Materials	9.94
Consumer Staples	8.56
Health Care	4.78
Energy	3.72
Sector Types Each Less Than 3%	5.24
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Performance Food Group Co.	3.07
TD SYNNEX Corp.	2.23
Jabil, Inc.	1.72
Arrow Electronics, Inc.	1.70
AutoNation, Inc.	1.53
Murphy USA, Inc.	1.27
Lithia Motors, Inc., Class A	1.25
United States Steel Corp.	1.25
Steel Dynamics, Inc.	1.23
Avnet, Inc.	1.21
Total	16.46

*	Excluding money market fund holdings.

6

Invesco S&P MidCap 400 Revenue ETF (RWK) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P MidCap 400® Revenue-Weighted Index	(6.46)%	15.95%	55.89%	10.21%	62.60%	12.70%	230.48%	10.50%	326.37%
S&P MidCap 400® Index	(10.37)	10.58	35.22	8.71	51.83	11.32	192.22	9.57	277.31
Fund
NAV Return	(6.75)	15.58	54.41	9.86	60.02	12.19	215.85	9.90	294.10
Market Price Return	(6.66)	15.63	54.59	9.88	60.15	12.20	216.20	9.91	294.41

Oppenheimer S&P MidCap 400 ETF (the “Predecessor Fund”) Predecessor Fund Inception: February 20, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

7

RWJ	Management’s Discussion of Fund Performance
Invesco S&P SmallCap 600 Revenue ETF (RWJ)

As an index fund, the Invesco S&P SmallCap 600 Revenue ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Revenue-Weighted Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index, which is designed to measure the performance of positive revenue-producing constituent securities of the S&P SmallCap 600® Index (the “Parent Index”). The Parent Index is comprised of common stocks of approximately 600 small-capitalization companies that generally represent the small-cap universe of the U.S. equity market. Unlike the Parent Index, which weights component securities by market capitalization, thereby giving higher percentage allocations to companies with larger market capitalizations, the Index uses a “revenue-weighted” methodology, whereby it weights each constituent security based on the sum of the company’s revenues for the trailing four quarters, subject to a maximum 5% per company weighting. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (6.46)%. On a net asset value (“NAV”) basis, the Fund returned (6.63)%. During the same time period, the Index returned (6.33)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

For the fiscal year ended August 31, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the consumer staples and utilities sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the health care and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included PBF Energy, Inc., Class A, an energy company (portfolio average weight of 2.93%) and United Natural Foods, Inc., a consumer staples company (portfolio average weight of 3.08%). Positions that detracted most significantly from the Fund’s return during the period included Community Health Systems, Inc., a health care company (portfolio average weight of 1.14%) and Bed Bath & Beyond, Inc., a consumer discretionary company (portfolio average weight of 0.80%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Consumer Discretionary	23.92
Industrials	18.48
Energy	9.75
Consumer Staples	9.55
Information Technology	9.11
Financials	8.92
Health Care	8.08
Materials	6.43
Sector Types Each Less Than 3%	5.72
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
World Fuel Services Corp.	3.75
United Natural Foods, Inc.	2.96
PBF Energy, Inc., Class A	2.70
Sonic Automotive, Inc., Class A	1.67
Group 1 Automotive, Inc.	1.46
Andersons, Inc. (The)	1.41
Asbury Automotive Group, Inc.	1.12
Bed Bath & Beyond, Inc.	1.07
UFP Industries, Inc.	1.00
Insight Enterprises, Inc.	0.95
Total	18.09

*	Excluding money market fund holdings.

8

Invesco S&P SmallCap 600 Revenue ETF (RWJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P SmallCap 600® Revenue-Weighted Index	(6.33)%	24.70%	93.89%	13.20%	85.90%	13.61%	258.18%	12.24%	435.62%
S&P SmallCap 600® Index	(12.12)	10.40	34.56	8.65	51.40	11.50	196.93	9.79	288.37
Fund
NAV Return	(6.63)	24.53	93.12	13.04	84.57	13.21	245.67	11.65	396.14
Market Price Return	(6.46)	24.57	93.31	13.06	84.75	13.22	246.18	11.66	396.53

Oppenheimer S&P SmallCap 600 Revenue ETF (the ‘‘Predecessor Fund’’) Predecessor Fund Inception: February 19, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

9

RDIV	Management’s Discussion of Fund Performance
Invesco S&P Ultra Dividend Revenue ETF (RDIV)

As an index fund, the Invesco S&P Ultra Dividend Revenue ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 900® Dividend Revenue-Weighted Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index, which is designed to measure the performance of positive revenue-producing constituent securities of the S&P 900® Index (the “Parent Index” or “Benchmark Index”). The Parent Index is comprised of common stocks of approximately 900 mid- and large-cap companies, and is created by combining the S&P 500® Index and S&P MidCap® 400 Index to form an investable benchmark for the large- and mid-cap universe of the U.S. equity market. From a universe of components of the Parent Index, the Index (1) excludes securities that do not currently pay a dividend and (2) excludes securities whose revenues over the last 12 months are unavailable, zero or not positive. Of the remaining eligible securities, the Index excludes the top 5% of securities by the average 12-month trailing dividend yield and the top 5% of securities within each sector by the last 12-month dividend payout ratio, which is calculated as its dividend per share divided by the basic earnings per share. The top 60 remaining securities with the highest dividend yield are included in the Index. Unlike the Parent Index, which weights component securities by market capitalization, thereby giving higher percentage allocations to companies with larger market capitalizations, the Index uses a “revenue-weighted” methodology, whereby it weights each constituent security based on the sum of the company’s revenues for the trailing four quarters, subject to a maximum 5% per company weighting. Any excess weight is proportionally redistributed to all uncapped constituents. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned 5.18%. On a net asset value (“NAV”) basis, the Fund returned 5.06%. During the same time period, the Index returned 5.40%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned (11.18)%. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large- and mid-cap stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a dividend yield screen and a revenue weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the utilities and financials sectors and most underweight in the information technology and consumer discretionary sectors during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight and security selection in the utilities sector, as well as stock selection in the health care sector.

For the fiscal year ended August 31, 2022, the utilities sector contributed most significantly to the Fund’s return, followed by the health care and energy sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and consumer staples sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Cardinal Health, Inc., a health care company (portfolio average weight of 3.05%) and Marathon Petroleum Corp., an energy company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during the period included Walgreens Boots Alliance, Inc., a consumer staples company (portfolio average weight of 4.77%) and International Paper Co., a materials company (portfolio average weight of 2.10%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	22.22
Utilities	17.48
Health Care	15.36
Energy	10.87
Consumer Staples	9.37
Consumer Discretionary	7.77
Materials	5.81
Industrials	5.14
Sector Types Each Less Than 3%	5.35
Money Market Funds Plus Other Assets Less Liabilities	0.63

10

Invesco S&P Ultra Dividend Revenue ETF (RDIV) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Cardinal Health, Inc.	6.07
Valero Energy Corp.	5.51
Chevron Corp.	5.36
Prudential Financial, Inc.	4.90
Gilead Sciences, Inc.	4.86
Citigroup, Inc.	4.60
3M Co.	4.54
Duke Energy Corp.	4.50
Walgreens Boots Alliance, Inc.	4.44
AbbVie, Inc.	4.43
Total	49.21

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index	1 Year					Average Annualized	Cumulative
S&P 900® Dividend Revenue-Weighted Index	5.40%	10.51%	34.95%	9.56%	57.89%	10.86%	150.67%
S&P 900® Index	(11.18)	12.28	41.56	11.62	73.28	12.01	174.93
Fund
NAV Return	5.06	10.26	34.05	9.24	55.60	10.30	139.75
Market Price Return	5.18	10.27	34.08	9.28	55.82	10.31	139.93

11

Invesco S&P Ultra Dividend Revenue ETF (RDIV) (continued)

Oppenheimer S&P Ultra Dividend Revenue ETF (the “Predecessor Fund’’) Predecessor Fund Inception: September 30, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

12

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 15, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

13

Invesco S&P 500 Revenue ETF (RWL)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.83%
Communication Services-7.62%
Activision Blizzard, Inc.	10,552	$828,227
Alphabet, Inc., Class A(b)	118,387	12,811,841
Alphabet, Inc., Class C(b)	118,083	12,888,760
AT&T, Inc.	770,534	13,515,166
Charter Communications, Inc., Class A(b)	10,758	4,439,074
Comcast Corp., Class A	281,617	10,191,719
DISH Network Corp., Class A(b)(c)	85,860	1,489,671
Electronic Arts, Inc.	5,140	652,112
Fox Corp., Class A	20,769	709,884
Fox Corp., Class B	22,400	708,288
Interpublic Group of Cos., Inc. (The)	35,474	980,501
Live Nation Entertainment, Inc.(b)(c)	8,190	740,048
Lumen Technologies, Inc.(c)	166,969	1,663,011
Match Group, Inc.(b)	3,952	223,407
Meta Platforms, Inc., Class A(b)	66,469	10,829,794
Netflix, Inc.(b)	16,190	3,619,436
News Corp., Class A	29,963	506,974
News Corp., Class B	29,522	508,959
Omnicom Group, Inc.	20,433	1,366,968
Paramount Global, Class B(c)	98,743	2,309,599
Take-Two Interactive Software, Inc.(b)	2,653	325,152
T-Mobile US, Inc.(b)	60,182	8,663,801
Twitter, Inc.(b)(c)	13,102	507,703
Verizon Communications, Inc.	257,737	10,775,984
Walt Disney Co. (The)(b)	76,188	8,539,151
Warner Bros Discovery, Inc.(b)	82,218	1,088,566

		110,883,796

Consumer Discretionary-13.71%
Advance Auto Parts, Inc.	6,002	1,012,177
Amazon.com, Inc.(b)	424,996	53,876,743
Aptiv PLC(b)	15,143	1,414,810
AutoZone, Inc.(b)	735	1,557,619
Bath & Body Works, Inc.	27,237	1,016,757
Best Buy Co., Inc.	68,051	4,810,525
Booking Holdings, Inc.(b)	568	1,065,460
BorgWarner, Inc.	38,144	1,438,029
Caesars Entertainment, Inc.(b)(c)	21,529	928,330
CarMax, Inc.(b)(c)	32,329	2,859,177
Carnival Corp.(b)(c)	30,873	292,059
Chipotle Mexican Grill, Inc.(b)	574	916,563
D.R. Horton, Inc.	42,084	2,994,277
Darden Restaurants, Inc.(c)	7,565	935,866
Dollar General Corp.	14,408	3,420,747
Dollar Tree, Inc.(b)(c)	16,679	2,263,007
Domino’s Pizza, Inc.	1,108	412,021
eBay, Inc.	22,639	999,059
Etsy, Inc.(b)(c)	3,031	320,104
Expedia Group, Inc.(b)	8,104	831,876
Ford Motor Co.	1,032,126	15,729,600
Garmin Ltd.	4,941	437,229
General Motors Co.	363,570	13,892,010
Genuine Parts Co.	14,109	2,201,145
Hasbro, Inc.	7,399	583,189
Hilton Worldwide Holdings, Inc.	5,069	645,588
Home Depot, Inc. (The)	51,552	14,868,628
Las Vegas Sands Corp.(b)(c)	11,576	435,605

	Shares	Value
Consumer Discretionary-(continued)
Lennar Corp., Class A	37,151	$2,877,345
LKQ Corp.	26,054	1,386,594
Lowe’s Cos., Inc.	49,982	9,703,505
Marriott International, Inc., Class A	9,577	1,472,368
McDonald’s Corp.	9,731	2,454,937
MGM Resorts International	33,332	1,087,956
Mohawk Industries, Inc.(b)	8,526	940,929
Newell Brands, Inc.	54,353	970,201
NIKE, Inc., Class B	39,766	4,233,091
Norwegian Cruise Line Holdings Ltd.(b)(c)	8,631	112,893
NVR, Inc.(b)	210	869,413
O’Reilly Automotive, Inc.(b)	2,170	1,512,750
PENN Entertainment, Inc.(b)(c)	18,741	585,281
Pool Corp.(c)	1,434	486,398
PulteGroup, Inc.	33,325	1,354,995
PVH Corp.	13,632	766,800
Ralph Lauren Corp.(c)	6,075	554,830
Ross Stores, Inc.	23,618	2,037,525
Royal Caribbean Cruises Ltd.(b)(c)	5,427	221,693
Starbucks Corp.	40,283	3,386,592
Tapestry, Inc.	19,860	689,738
Target Corp.	69,721	11,179,065
Tesla, Inc.(b)	26,142	7,204,997
TJX Cos., Inc. (The)	82,293	5,130,969
Tractor Supply Co.	6,453	1,194,773
Ulta Beauty, Inc.(b)	2,171	911,538
VF Corp.	24,422	1,012,292
Whirlpool Corp.	12,748	1,996,337
Wynn Resorts Ltd.(b)(c)	6,239	378,021
Yum! Brands, Inc.	5,647	628,172

		199,500,198

Consumer Staples-12.34%
Altria Group, Inc.	41,857	1,888,588
Archer-Daniels-Midland Co.	103,808	9,123,685
Brown-Forman Corp., Class B	5,329	387,418
Campbell Soup Co.(c)	17,222	867,644
Church & Dwight Co., Inc.	5,961	498,995
Clorox Co. (The)(c)	5,287	763,126
Coca-Cola Co. (The)	63,685	3,930,001
Colgate-Palmolive Co.	22,190	1,735,480
Conagra Brands, Inc.	33,958	1,167,476
Constellation Brands, Inc., Class A	3,606	887,256
Costco Wholesale Corp.	45,849	23,937,763
Estee Lauder Cos., Inc. (The), Class A	7,074	1,799,484
General Mills, Inc.	26,521	2,036,813
Hershey Co. (The)	4,248	954,398
Hormel Foods Corp.(c)	26,467	1,330,761
JM Smucker Co. (The)	5,990	838,540
Kellogg Co.	19,949	1,451,090
Keurig Dr Pepper, Inc.	35,272	1,344,569
Kimberly-Clark Corp.	15,073	1,922,109
Kraft Heinz Co. (The)	66,779	2,497,535
Kroger Co. (The)	263,284	12,621,835
Lamb Weston Holdings, Inc.	5,768	458,729
McCormick & Co., Inc.(c)	7,041	591,937
Molson Coors Beverage Co., Class B	19,703	1,018,054
Mondelez International, Inc., Class A	46,803	2,895,234

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco S&P 500 Revenue ETF (RWL)–(continued)

August 31, 2022

	Shares	Value
Consumer Staples-(continued)
Monster Beverage Corp.(b)	6,502	$577,573
PepsiCo, Inc.	48,552	8,364,053
Philip Morris International, Inc.	29,949	2,859,830
Procter & Gamble Co. (The)	54,747	7,551,801
Sysco Corp.	78,436	6,449,008
Tyson Foods, Inc., Class A	59,374	4,475,612
Walgreens Boots Alliance, Inc.	319,241	11,192,589
Walmart, Inc.	461,644	61,190,912

		179,609,898

Energy-7.10%
APA Corp.	17,507	684,699
Baker Hughes Co., Class A	56,874	1,436,637
Chevron Corp.	99,255	15,688,245
ConocoPhillips	45,090	4,935,101
Coterra Energy, Inc.(c)	14,072	434,966
Devon Energy Corp.	21,058	1,487,116
Diamondback Energy, Inc.	5,012	667,999
EOG Resources, Inc.	15,189	1,842,426
Exxon Mobil Corp.	303,843	29,044,352
Halliburton Co.	38,760	1,167,839
Hess Corp.	6,236	753,184
Kinder Morgan, Inc.	84,930	1,555,918
Marathon Oil Corp.	19,869	508,448
Marathon Petroleum Corp.	121,725	12,263,794
Occidental Petroleum Corp.	44,174	3,136,354
ONEOK, Inc.	29,457	1,803,652
Phillips 66	116,355	10,409,118
Pioneer Natural Resources Co.	7,543	1,910,038
Schlumberger N.V.	48,824	1,862,636
Valero Energy Corp.	91,550	10,722,336
Williams Cos., Inc. (The)	29,246	995,241

		103,310,099

Financials-11.79%
Aflac, Inc.	37,638	2,236,450
Allstate Corp. (The)	39,427	4,750,954
American Express Co.	29,176	4,434,752
American International Group, Inc.	97,276	5,034,033
Ameriprise Financial, Inc.	6,068	1,626,285
Aon PLC, Class A	4,734	1,322,017
Arthur J. Gallagher & Co.	5,308	963,774
Assurant, Inc.	5,721	906,721
Bank of America Corp.	284,791	9,571,826
Bank of New York Mellon Corp. (The)	36,527	1,516,966
Berkshire Hathaway, Inc., Class B(b)	94,475	26,528,580
BlackRock, Inc.	3,190	2,125,784
Brown & Brown, Inc.	5,484	345,711
Capital One Financial Corp.	28,615	3,028,039
Cboe Global Markets, Inc.	3,071	362,286
Charles Schwab Corp. (The)	29,707	2,107,712
Chubb Ltd.	19,607	3,706,703
Cincinnati Financial Corp.	6,999	678,623
Citigroup, Inc.	163,386	7,974,871
Citizens Financial Group, Inc.	18,244	669,190
CME Group, Inc., Class A	2,330	455,771
Comerica, Inc.	4,057	325,777
Discover Financial Services	12,912	1,297,527
Everest Re Group Ltd.	4,195	1,128,665
FactSet Research Systems, Inc.	430	186,336
Fifth Third Bancorp	22,871	781,045

	Shares	Value
Financials-(continued)
First Republic Bank	3,809	$578,320
Franklin Resources, Inc.	34,260	893,158
Globe Life, Inc.	5,467	531,338
Goldman Sachs Group, Inc. (The)	20,906	6,954,799
Hartford Financial Services Group, Inc. (The)	32,059	2,061,714
Huntington Bancshares, Inc.	50,611	678,187
Intercontinental Exchange, Inc.	10,205	1,029,174
Invesco Ltd.(d)	39,249	646,431
JPMorgan Chase & Co.	102,401	11,646,066
KeyCorp	40,653	719,152
Lincoln National Corp.	36,804	1,695,192
Loews Corp.	23,324	1,290,050
M&T Bank Corp.	3,722	676,585
MarketAxess Holdings, Inc.	235	58,419
Marsh & McLennan Cos., Inc.	13,193	2,128,954
MetLife, Inc.	109,596	7,050,311
Moody’s Corp.	2,194	624,237
Morgan Stanley	75,932	6,470,925
MSCI, Inc.	485	217,881
Nasdaq, Inc.	11,242	669,236
Northern Trust Corp.	6,417	610,193
PNC Financial Services Group, Inc. (The)	12,060	1,905,480
Principal Financial Group, Inc.	20,772	1,552,915
Progressive Corp. (The)	41,200	5,053,180
Prudential Financial, Inc.	66,658	6,382,504
Raymond James Financial, Inc.	11,684	1,219,459
Regions Financial Corp.	31,838	689,929
S&P Global, Inc.	2,529	890,663
Signature Bank	1,208	210,627
State Street Corp.	16,849	1,151,629
SVB Financial Group(b)	1,347	547,582
Synchrony Financial	35,121	1,150,213
T. Rowe Price Group, Inc.(c)	6,522	782,640
Travelers Cos., Inc. (The)	20,307	3,282,424
Truist Financial Corp.	48,353	2,264,855
U.S. Bancorp	46,384	2,115,574
W.R. Berkley Corp.	14,553	943,034
Wells Fargo & Co.	201,452	8,805,467
Willis Towers Watson PLC	4,476	925,771
Zions Bancorporation N.A.	5,412	297,822

		171,468,488

Health Care-19.85%
Abbott Laboratories	39,513	4,056,010
AbbVie, Inc.	38,555	5,184,105
ABIOMED, Inc.(b)	386	100,082
Agilent Technologies, Inc.	5,279	677,032
Align Technology, Inc.(b)	1,528	372,374
AmerisourceBergen Corp.(c)	155,312	22,762,527
Amgen, Inc.	10,679	2,566,164
Baxter International, Inc.	18,033	1,036,176
Becton, Dickinson and Co.	7,822	1,974,429
Biogen, Inc.(b)	5,028	982,371
Bio-Rad Laboratories, Inc., Class A(b)	535	259,496
Bio-Techne Corp.	300	99,543
Boston Scientific Corp.(b)	31,784	1,281,213
Bristol-Myers Squibb Co.	60,859	4,102,505
Cardinal Health, Inc.	323,375	22,869,080
Catalent, Inc.(b)	4,276	376,288

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco S&P 500 Revenue ETF (RWL)–(continued)

August 31, 2022

	Shares	Value
Health Care-(continued)
Centene Corp.(b)	163,767	$14,696,451
Charles River Laboratories International, Inc.(b)(c)	1,608	330,042
Cigna Corp.	68,318	19,364,737
Cooper Cos., Inc. (The)	914	262,720
CVS Health Corp	313,948	30,813,996
Danaher Corp.	11,724	3,164,425
DaVita, Inc.(b)	12,122	1,033,885
DENTSPLY SIRONA, Inc.	10,682	350,049
DexCom, Inc.(b)	3,397	279,267
Edwards Lifesciences Corp.(b)	5,602	504,740
Elevance Health, Inc.	29,238	14,183,646
Eli Lilly and Co.	9,603	2,892,712
Gilead Sciences, Inc.	44,054	2,796,107
HCA Healthcare, Inc.	29,633	5,863,482
Henry Schein, Inc.(b)	15,119	1,109,886
Hologic, Inc.(b)	7,306	493,593
Humana, Inc.	19,189	9,244,876
IDEXX Laboratories, Inc.(b)	916	318,420
Illumina, Inc.(b)	2,225	448,649
Incyte Corp.(b)	4,255	299,680
Intuitive Surgical, Inc.(b)	2,815	579,158
IQVIA Holdings, Inc.(b)(c)	6,573	1,397,814
Johnson & Johnson	53,676	8,660,086
Laboratory Corp. of America Holdings	6,882	1,550,308
McKesson Corp.	82,229	30,178,043
Medtronic PLC	33,246	2,922,988
Merck & Co., Inc.	60,691	5,180,584
Mettler-Toledo International, Inc.(b)	311	377,075
Moderna, Inc.(b)	17,243	2,280,732
Molina Healthcare, Inc.(b)	10,219	3,447,584
Organon & Co.	17,855	509,403
PerkinElmer, Inc.(c)	3,430	463,256
Pfizer, Inc.	180,801	8,177,629
Quest Diagnostics, Inc.	7,917	992,079
Regeneron Pharmaceuticals, Inc.(b)	2,824	1,640,913
ResMed, Inc.	1,649	362,648
STERIS PLC	2,035	409,808
Stryker Corp.	7,841	1,608,973
Teleflex, Inc.	1,014	229,428
Thermo Fisher Scientific, Inc.	7,608	4,148,795
UnitedHealth Group, Inc.	59,912	31,114,099
Universal Health Services, Inc., Class B	10,963	1,072,620
Vertex Pharmaceuticals, Inc.(b)	3,048	858,805
Viatris, Inc.	153,010	1,461,246
Waters Corp.(b)	864	257,990
West Pharmaceutical Services, Inc.	948	281,262
Zimmer Biomet Holdings, Inc.	6,557	697,140
Zoetis, Inc.	4,754	744,144

		288,755,368

Industrials-9.62%
3M Co.(c)	24,992	3,107,755
A.O. Smith Corp.	6,283	354,675
Alaska Air Group, Inc.(b)	15,622	680,494
Allegion PLC.	2,621	249,257
American Airlines Group, Inc.(b)(c)	230,069	2,988,596
AMETEK, Inc.	4,874	585,660
Boeing Co. (The)(b)	46,934	7,521,173
C.H. Robinson Worldwide, Inc.	24,012	2,740,970

	Shares	Value
Industrials-(continued)
Carrier Global Corp.	53,608	$2,097,145
Caterpillar, Inc.	23,816	4,399,053
Cintas Corp.	1,994	811,239
Copart, Inc.(b)	3,030	362,540
CSX Corp.	42,134	1,333,541
Cummins, Inc.	11,528	2,482,785
Deere & Co.	13,284	4,851,981
Delta Air Lines, Inc.(b)	97,251	3,021,589
Dover Corp.	6,140	767,254
Eaton Corp. PLC	14,054	1,920,339
Emerson Electric Co.	21,141	1,728,065
Equifax, Inc.	2,680	505,850
Expeditors International of Washington, Inc.	17,796	1,831,030
Fastenal Co.	11,793	593,542
FedEx Corp.	43,205	9,108,046
Fortive Corp.	8,828	559,077
Fortune Brands Home & Security, Inc.	11,656	716,028
Generac Holdings, Inc.(b)(c)	1,516	334,142
General Dynamics Corp.	16,664	3,814,890
General Electric Co.	101,745	7,472,153
Honeywell International, Inc.	17,933	3,395,614
Howmet Aerospace, Inc.	14,559	515,825
Huntington Ingalls Industries, Inc.	4,518	1,040,315
IDEX Corp.	1,507	303,223
Illinois Tool Works, Inc.	7,334	1,428,883
Ingersoll Rand, Inc.(c)	11,224	531,681
J.B. Hunt Transport Services, Inc.	7,756	1,349,699
Jacobs Solutions, Inc.	10,835	1,349,824
Johnson Controls International PLC	46,296	2,506,465
L3Harris Technologies, Inc.	7,026	1,603,263
Leidos Holdings, Inc.	13,445	1,277,947
Lockheed Martin Corp.	14,879	6,250,817
Masco Corp.	15,295	778,057
Nielsen Holdings PLC	14,023	390,400
Nordson Corp.	1,152	261,700
Norfolk Southern Corp.	4,840	1,176,749
Northrop Grumman Corp.	7,399	3,536,648
Old Dominion Freight Line, Inc.	2,222	603,073
Otis Worldwide Corp.	18,991	1,371,530
PACCAR, Inc.	27,633	2,418,164
Parker-Hannifin Corp.	5,761	1,526,665
Pentair PLC	7,924	352,618
Quanta Services, Inc.	10,952	1,547,518
Raytheon Technologies Corp.	66,089	5,931,488
Republic Services, Inc.	8,964	1,279,342
Robert Half International, Inc.	7,911	608,910
Rockwell Automation, Inc.	3,402	806,070
Rollins, Inc.	7,229	244,051
Snap-on, Inc.	2,192	477,549
Southwest Airlines Co.(b)	44,700	1,640,490
Stanley Black & Decker, Inc.	15,112	1,331,367
Textron, Inc.	19,257	1,201,252
Trane Technologies PLC	10,828	1,668,270
TransDigm Group, Inc.	840	504,328
Union Pacific Corp.	10,439	2,343,660
United Airlines Holdings, Inc.(b)	68,523	2,398,990
United Parcel Service, Inc., Class B	55,623	10,819,230
United Rentals, Inc.(b)	3,523	1,028,857
Verisk Analytics, Inc.(c)	1,798	336,514

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco S&P 500 Revenue ETF (RWL)–(continued)

August 31, 2022

	Shares	Value
Industrials-(continued)
W.W. Grainger, Inc.	2,691	$1,493,344
Wabtec Corp.	8,545	748,969
Waste Management, Inc.	11,876	2,007,400
Xylem, Inc.	6,337	577,301

		139,902,929

Information Technology-11.36%
Accenture PLC, Class A	19,348	5,581,124
Adobe, Inc.(b)	3,985	1,488,158
Advanced Micro Devices, Inc.(b)	19,388	1,645,460
Akamai Technologies, Inc.(b)(c)	3,503	316,251
Amphenol Corp., Class A	16,501	1,213,319
Analog Devices, Inc.	6,061	918,423
ANSYS, Inc.(b)	792	196,654
Apple, Inc.	274,528	43,161,292
Applied Materials, Inc.	23,688	2,228,330
Arista Networks, Inc.(b)	3,233	387,572
Autodesk, Inc.(b)	2,376	479,334
Automatic Data Processing, Inc.	7,395	1,807,412
Broadcom, Inc.	5,398	2,694,196
Broadridge Financial Solutions, Inc.	3,852	659,347
Cadence Design Systems, Inc.(b)	2,071	359,878
CDW Corp.	12,750	2,176,425
Ceridian HCM Holding, Inc.(b)	2,028	120,950
Cisco Systems, Inc.	115,417	5,161,448
Citrix Systems, Inc.	3,242	333,180
Cognizant Technology Solutions Corp., Class A	26,343	1,664,087
Corning, Inc.	42,270	1,450,706
DXC Technology Co.(b)	48,340	1,197,865
Enphase Energy, Inc.(b)	748	214,257
EPAM Systems, Inc.(b)	1,341	571,937
F5, Inc.(b)(c)	1,646	258,521
Fidelity National Information Services, Inc.	14,082	1,286,672
Fiserv, Inc.(b)	17,143	1,734,700
FleetCor Technologies, Inc.(b)	1,251	265,875
Fortinet, Inc.(b)	6,072	295,646
Gartner, Inc.(b)	1,908	544,391
Global Payments, Inc.	7,183	892,344
Hewlett Packard Enterprise Co.	190,029	2,584,394
HP, Inc.	180,175	5,172,824
Intel Corp.	193,579	6,179,042
International Business Machines Corp.	48,061	6,173,436
Intuit, Inc.	3,281	1,416,670
Jack Henry & Associates, Inc.	1,020	196,044
Juniper Networks, Inc.	16,324	463,928
Keysight Technologies, Inc.(b)	3,576	586,071
KLA Corp.	2,515	865,487
Lam Research Corp.	3,416	1,495,901
Mastercard, Inc., Class A	5,771	1,871,939
Microchip Technology, Inc.	10,344	674,946
Micron Technology, Inc.	48,429	2,737,691
Microsoft Corp.	74,370	19,445,524
Monolithic Power Systems, Inc.	293	132,782
Motorola Solutions, Inc.	3,859	939,319
NetApp, Inc.	9,010	649,891
NortonLifeLock, Inc.	11,855	267,804
NVIDIA Corp.	16,924	2,554,509
NXP Semiconductors N.V. (China)	6,338	1,043,108
ON Semiconductor Corp.(b)(c)	11,664	802,133

	Shares	Value
Information Technology-(continued)
Oracle Corp.	60,635	$4,496,085
Paychex, Inc.	3,641	449,081
Paycom Software, Inc.(b)	351	123,271
PayPal Holdings, Inc.(b)	31,784	2,969,897
PTC, Inc.(b)	1,672	192,096
Qorvo, Inc.(b)	4,477	401,945
QUALCOMM, Inc.	28,678	3,793,239
Roper Technologies, Inc.	1,526	614,337
salesforce.com, inc.(b)	15,227	2,377,239
Seagate Technology Holdings PLC(c)	14,531	972,996
ServiceNow, Inc.(b)	1,306	567,614
Skyworks Solutions, Inc.	5,105	503,098
SolarEdge Technologies, Inc.(b)	728	200,906
Synopsys, Inc.(b)	1,523	526,989
TE Connectivity Ltd. (Switzerland)	12,234	1,544,053
Teledyne Technologies, Inc.(b)	1,322	486,972
Teradyne, Inc.	3,701	313,253
Texas Instruments, Inc.	11,682	1,929,983
Trimble, Inc.(b)	5,848	369,886
Tyler Technologies, Inc.(b)(c)	486	180,554
VeriSign, Inc.(b)	747	136,118
Visa, Inc., Class A(c)	13,151	2,613,235
Western Digital Corp.(b)	34,563	1,460,632
Zebra Technologies Corp., Class A(b)	1,817	548,080

		165,330,756

Materials-2.94%
Air Products and Chemicals, Inc.	4,475	1,129,714
Albemarle Corp.(c)	1,494	400,332
Amcor PLC	107,451	1,290,487
Avery Dennison Corp.	5,005	919,018
Ball Corp.	20,654	1,152,700
Celanese Corp.	6,201	687,443
CF Industries Holdings, Inc.	9,281	960,212
Corteva, Inc.	26,980	1,657,381
Dow, Inc.	91,773	4,680,423
DuPont de Nemours, Inc.	24,436	1,359,619
Eastman Chemical Co.	10,264	934,024
Ecolab, Inc.	8,034	1,316,210
FMC Corp.	4,501	486,468
Freeport-McMoRan, Inc.	58,278	1,725,029
International Flavors & Fragrances, Inc.	9,666	1,067,900
International Paper Co.	46,818	1,948,565
Linde PLC (United Kingdom)	9,955	2,815,871
LyondellBasell Industries N.V., Class A	47,615	3,952,045
Martin Marietta Materials, Inc.	1,707	593,541
Mosaic Co. (The)	25,493	1,373,308
Newmont Corp.	17,842	737,945
Nucor Corp.	32,361	4,302,071
Packaging Corp. of America	5,192	710,889
PPG Industries, Inc.	14,456	1,835,623
Sealed Air Corp.	9,203	495,213
Sherwin-Williams Co. (The)	7,976	1,851,230
Vulcan Materials Co.	3,758	625,669
WestRock Co.	43,649	1,771,713

		42,780,643

Real Estate-0.89%
Alexandria Real Estate Equities, Inc.(c)	1,500	230,100
American Tower Corp.	3,827	972,249
AvalonBay Communities, Inc.	1,214	243,905

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco S&P 500 Revenue ETF (RWL)–(continued)

August 31, 2022

	Shares	Value
Real Estate-(continued)
Boston Properties, Inc.	2,951	$234,398
Camden Property Trust	873	112,189
CBRE Group, Inc., Class A(b)	38,662	3,052,752
Crown Castle, Inc.	3,728	636,854
Digital Realty Trust, Inc.	3,578	442,348
Duke Realty Corp.	2,150	126,528
Equinix, Inc.	1,007	661,972
Equity Residential	3,348	245,007
Essex Property Trust, Inc.	507	134,385
Extra Space Storage, Inc.	970	192,768
Federal Realty Investment Trust	938	94,991
Healthpeak Properties, Inc.	7,353	193,016
Host Hotels & Resorts, Inc.	18,626	330,984
Iron Mountain, Inc.(c)	8,872	466,756
Kimco Realty Corp.	7,114	149,963
Mid-America Apartment Communities, Inc.	1,047	173,456
Prologis, Inc.	4,007	498,912
Public Storage	1,132	374,500
Realty Income Corp.	3,615	246,832
Regency Centers Corp.	1,785	108,599
SBA Communications Corp., Class A	684	222,471
Simon Property Group, Inc.	4,962	506,025
UDR, Inc.	2,937	131,783
Ventas, Inc.	7,269	347,894
VICI Properties, Inc.(c)	5,031	165,973
Vornado Realty Trust(c)	5,154	135,138
Welltower, Inc.	6,034	462,506
Weyerhaeuser Co.	29,347	1,002,494

		12,897,748

Utilities-2.61%
AES Corp. (The)	53,443	1,360,124
Alliant Energy Corp.	6,294	384,186
Ameren Corp.	7,305	676,589
American Electric Power Co., Inc.	16,620	1,665,324
American Water Works Co., Inc.	2,542	377,360
Atmos Energy Corp.	3,287	372,680
CenterPoint Energy, Inc.	27,681	872,782
CMS Energy Corp.	11,052	746,452
Consolidated Edison, Inc.	14,388	1,406,283
Constellation Energy Corp.	32,050	2,614,960
Dominion Energy, Inc.	17,625	1,441,725

	Shares	Value
Utilities-(continued)
DTE Energy Co.	12,562	$1,637,331
Duke Energy Corp.	23,555	2,518,265
Edison International	23,111	1,566,232
Entergy Corp.	9,901	1,141,585
Evergy, Inc.	7,592	520,280
Eversource Energy	11,627	1,042,826
Exelon Corp.	67,224	2,951,806
FirstEnergy Corp.	27,327	1,080,783
NextEra Energy, Inc.	30,446	2,589,737
NiSource, Inc.	16,916	499,191
NRG Energy, Inc.	59,140	2,441,299
Pinnacle West Capital Corp.(c)	5,152	388,203
PPL Corp.	20,830	605,736
Public Service Enterprise Group, Inc.	13,595	874,974
Sempra Energy	8,589	1,416,927
Southern Co. (The)	32,310	2,490,132
WEC Energy Group, Inc.	8,375	863,798
Xcel Energy, Inc.	18,692	1,387,881

		37,935,451

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.83% (Cost $1,320,010,500)	1,452,375,374

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.13%
Invesco Private Government Fund, 2.29%(d)(e)(f)	8,652,647	8,652,647
Invesco Private Prime Fund, 2.37%(d)(e)(f)	22,281,825	22,284,054
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $30,934,459)		30,936,701

TOTAL INVESTMENTS IN SECURITIES-101.96% (Cost $1,350,944,959)		1,483,312,075
OTHER ASSETS LESS LIABILITIES-(1.96)%		(28,459,449)

NET ASSETS-100.00%		$1,454,852,626

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Invesco Ltd.	$ 449,253	$ 480,685	$ (24,226)	$(270,389)	$11,108	$ 646,431	$ 21,720

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco S&P 500 Revenue ETF (RWL)–(continued)

August 31, 2022

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ -	$23,562,682	$(23,562,682)	$ -	$ -	$ -	$ 2,640

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,278,231	158,578,725	(151,204,309)	-	-	8,652,647	73,651	*

Invesco Private Prime Fund	2,982,538	356,456,335	(337,156,727)	2,242	(334)	22,284,054	206,387	*

Total	$4,710,022	$539,078,427	$(511,947,944)	$(268,147)	$10,774	$31,583,132	$304,398

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco S&P MidCap 400 Revenue ETF (RWK)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Communication Services-0.72%
Cable One, Inc.(b)	263	$298,505
Iridium Communications, Inc.(b)(c)	3,455	153,368
John Wiley & Sons, Inc., Class A(b)	8,021	369,207
New York Times Co. (The), Class A(b)	12,986	395,943
TEGNA, Inc.	27,146	580,924
TripAdvisor, Inc.(b)(c)	9,274	220,721
World Wrestling Entertainment, Inc., Class A(b)	3,725	253,337
Ziff Davis, Inc.(b)(c)	4,350	336,168
		2,608,173
Consumer Discretionary-23.64%
Adient PLC(b)(c)	75,096	2,493,187
American Eagle Outfitters, Inc.(b)	83,693	942,383
AutoNation, Inc.(c)	44,164	5,502,834
Boyd Gaming Corp.	12,417	675,857
Brunswick Corp.	17,772	1,327,746
Callaway Golf Co.(b)(c)	32,024	708,691
Capri Holdings Ltd.(c)	23,259	1,097,360
Carter’s, Inc.	9,538	704,381
Choice Hotels International, Inc.	1,903	218,293
Churchill Downs, Inc.	1,693	333,673
Columbia Sportswear Co.(b)	8,656	616,653
Cracker Barrel Old Country Store, Inc.(b)	6,704	723,630
Crocs, Inc.(c)	9,299	685,336
Dana, Inc.(b)	110,649	1,711,740
Deckers Outdoor Corp.(b)(c)	2,321	746,364
Dick’s Sporting Goods, Inc.	30,958	3,293,002
Five Below, Inc.(b)(c)	4,460	570,345
Foot Locker, Inc.(b)	59,888	2,206,274
Fox Factory Holding Corp.(c)	3,310	308,525
GameStop Corp., Class A(b)(c)	37,627	1,077,637
Gap, Inc. (The)(b)	338,871	3,097,281
Gentex Corp.	11,519	314,354
Goodyear Tire & Rubber Co. (The)(c)	306,940	4,306,368
Graham Holdings Co., Class B	1,158	654,768
Grand Canyon Education, Inc.(b)(c)	2,010	163,574
H&R Block, Inc.	24,596	1,106,820
Hanesbrands, Inc.	125,666	1,094,551
Harley-Davidson, Inc.(b)	32,962	1,271,344
Helen of Troy Ltd.(b)(c)	2,642	326,630
KB Home(b)	38,075	1,090,849
Kohl’s Corp.	83,692	2,378,527
Lear Corp.	28,421	3,940,287
Leggett & Platt, Inc.(b)	27,925	1,067,294
Light & Wonder, Inc.(c)	10,247	504,460
Lithia Motors, Inc., Class A(b)	17,034	4,521,505
Macy’s, Inc.	223,972	3,879,195
Marriott Vacations Worldwide Corp.(b)	6,045	860,929
Mattel, Inc.(c)	47,600	1,052,912
Murphy USA, Inc.	15,817	4,589,619
Nordstrom, Inc.(b)	113,964	1,949,924
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	6,498	359,404
Papa John’s International, Inc.	5,012	405,120
Polaris, Inc.	16,281	1,844,149
RH(b)(c)	2,755	705,032
Service Corp. International	12,065	744,531

	Shares	Value
Consumer Discretionary-(continued)
Skechers U.S.A., Inc., Class A(c)	33,630	$1,271,214
Taylor Morrison Home Corp., Class A(c)	58,659	1,472,928
Tempur Sealy International, Inc.(b)	45,989	1,150,185
Texas Roadhouse, Inc.	9,329	828,042
Thor Industries, Inc.(b)	41,128	3,331,779
Toll Brothers, Inc.	39,305	1,721,166
TopBuild Corp.(c)	4,074	748,638
Travel + Leisure Co.	14,137	599,409
Under Armour, Inc., Class A(b)(c)	56,740	477,751
Under Armour, Inc., Class C(c)	61,465	466,519
Victoria’s Secret & Co.(b)(c)	37,518	1,254,602
Visteon Corp.(c)	5,313	636,657
Wendy’s Co. (The)	21,060	403,931
Williams-Sonoma, Inc.(b)	13,741	2,043,974
Wingstop, Inc.(b)	732	83,346
Wyndham Hotels & Resorts, Inc.	4,396	287,235
YETI Holdings, Inc.(b)(c)	6,493	239,527
		85,190,241
Consumer Staples-8.56%
BellRing Brands, Inc.(c)	10,118	239,695
BJ’s Wholesale Club Holdings, Inc.(c)	56,010	4,172,185
Boston Beer Co., Inc. (The), Class A(b)(c)	1,230	414,608
Casey’s General Stores, Inc.	11,726	2,506,667
Coty, Inc., Class A(b)(c)	146,310	1,098,788
Darling Ingredients, Inc.(b)(c)	13,201	1,004,068
Energizer Holdings, Inc.	20,581	578,326
Flowers Foods, Inc.	35,329	964,482
Grocery Outlet Holding Corp.(b)(c)	16,229	651,107
Hain Celestial Group, Inc. (The)(c)	15,188	307,709
Ingredion, Inc.	15,853	1,380,321
Lancaster Colony Corp.	2,652	446,995
Nu Skin Enterprises, Inc., Class A	11,581	474,126
Performance Food Group Co.(c)	221,514	11,071,270
Pilgrim’s Pride Corp.(c)	103,022	2,933,036
Post Holdings, Inc.(c)	13,464	1,195,065
Sprouts Farmers Market, Inc.(b)(c)	48,789	1,410,002
		30,848,450
Energy-3.72%
Antero Midstream Corp.(b)	17,639	177,625
ChampionX Corp.(b)	26,687	582,043
CNX Resources Corp.(b)(c)	21,477	379,499
DT Midstream, Inc.	3,012	166,292
EQT Corp.	33,996	1,625,009
Equitrans Midstream Corp.	32,131	297,854
HF Sinclair Corp.	64,871	3,414,161
Matador Resources Co.	6,683	398,307
Murphy Oil Corp.	13,858	540,046
NOV, Inc.	57,909	1,023,252
PDC Energy, Inc.	7,031	477,475
Range Resources Corp.(c)	23,146	760,578
Targa Resources Corp.	51,988	3,547,141
		13,389,282
Financials-10.75%
Affiliated Managers Group, Inc.(b)	3,885	494,794
Alleghany Corp.(c)	2,879	2,421,757
American Financial Group, Inc.	9,167	1,170,443

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco S&P MidCap 400 Revenue ETF (RWK)–(continued)

August 31, 2022

	Shares	Value
Financials-(continued)
Associated Banc-Corp.	11,587	$232,203
Bank of Hawaii Corp.	1,784	139,188
Bank OZK(b)	6,232	252,583
Bread Financial Holdings, Inc.	17,098	657,076
Brighthouse Financial, Inc.(c)	40,411	1,921,543
Cadence Bank(b)	11,403	290,548
Cathay General Bancorp.	3,689	154,717
CNO Financial Group, Inc.	41,476	763,573
Commerce Bancshares, Inc.	4,295	295,367
Cullen/Frost Bankers, Inc.	2,381	309,435
East West Bancorp, Inc.	5,694	410,936
Essent Group Ltd.	5,049	201,910
Evercore, Inc., Class A	6,760	633,344
F.N.B. Corp.	23,574	281,002
Federated Hermes, Inc., Class B	7,959	271,084
First American Financial Corp.	33,011	1,766,088
First Financial Bankshares, Inc.(b)	2,668	113,417
First Horizon Corp.	28,205	637,997
FirstCash Holdings, Inc.(b)	5,448	424,726
Fulton Financial Corp.	12,818	208,036
Glacier Bancorp, Inc.(b)	3,573	181,080
Hancock Whitney Corp.	5,776	278,576
Hanover Insurance Group, Inc. (The)	7,407	958,392
Home BancShares, Inc.	6,848	161,133
Interactive Brokers Group, Inc., Class A	9,530	586,953
International Bancshares Corp.	3,186	132,952
Janus Henderson Group PLC(b)	21,342	499,403
Jefferies Financial Group, Inc.	60,131	1,929,604
Kemper Corp.(b)	23,591	1,085,186
Kinsale Capital Group, Inc.	605	153,416
Mercury General Corp.(b)	16,025	511,197
MGIC Investment Corp.	18,192	259,964
Navient Corp.	47,598	732,533
New York Community Bancorp, Inc.(b)	37,710	369,181
Old National Bancorp	12,305	205,370
Old Republic International Corp.	80,806	1,764,803
PacWest Bancorp	9,377	246,896
Pinnacle Financial Partners, Inc.	3,530	284,906
Primerica, Inc.	4,723	598,640
Prosperity Bancshares, Inc.	3,365	238,511
Reinsurance Group of America, Inc.	26,973	3,381,335
RenaissanceRe Holdings Ltd. (Bermuda)	6,888	931,671
RLI Corp.	2,020	221,715
SEI Investments Co.	7,391	404,288
Selective Insurance Group, Inc.	8,997	714,542
SLM Corp.	21,699	331,561
Stifel Financial Corp.	15,746	933,895
Synovus Financial Corp.	11,089	445,334
Texas Capital Bancshares, Inc.(c)	3,800	224,314
UMB Financial Corp.	3,141	281,025
Umpqua Holdings Corp.	15,528	275,467
United Bankshares, Inc.(b)	5,323	197,483
Unum Group	67,416	2,551,696
Valley National Bancorp	27,122	315,158
Voya Financial, Inc.(b)	24,468	1,505,516
Washington Federal, Inc.	4,190	134,122
Webster Financial Corp.	6,239	293,545
Wintrust Financial Corp.	4,608	388,639
		38,761,769

	Shares	Value
Health Care-4.78%
Acadia Healthcare Co., Inc.(c)	6,937	$568,348
Amedisys, Inc.(b)(c)	3,713	439,805
Arrowhead Pharmaceuticals, Inc.(c)	1,699	67,467
Azenta, Inc.	2,007	105,789
Bruker Corp.	7,889	441,784
Chemed Corp.	922	439,047
Encompass Health Corp.(b)	17,958	872,220
Enovis Corp.(b)(c)	12,632	639,811
Envista Holdings Corp.(b)(c)	13,113	486,361
Exelixis, Inc.(c)	16,654	295,442
Globus Medical, Inc., Class A(b)(c)	3,208	189,882
Haemonetics Corp.(b)(c)	3,028	227,191
Halozyme Therapeutics, Inc.(c)	2,129	86,714
HealthEquity, Inc.(b)(c)	2,317	153,107
ICU Medical, Inc.(b)(c)	1,786	283,974
Inari Medical, Inc.(b)(c)	941	65,258
Integra LifeSciences Holdings Corp.(c)	5,220	249,046
Jazz Pharmaceuticals PLC(c)	4,452	691,039
LHC Group, Inc.(c)	2,730	440,813
LivaNova PLC(b)(c)	3,050	171,562
Masimo Corp.(c)	1,793	263,374
Medpace Holdings, Inc.(b)(c)	1,739	256,694
Neogen Corp.(b)(c)	4,219	88,177
Neurocrine Biosciences, Inc.(c)	2,522	263,877
NuVasive, Inc.(c)	4,336	184,323
Option Care Health, Inc.(c)	26,099	808,025
Patterson Cos., Inc.	42,813	1,194,055
Penumbra, Inc.(c)	1,176	193,064
Perrigo Co. PLC	21,597	808,160
Progyny, Inc.(b)(c)	3,827	153,884
QuidelOrtho Corp.(b)(c)	4,779	378,784
R1 RCM, Inc.(b)(c)	14,563	318,202
Repligen Corp.(b)(c)	981	215,202
Shockwave Medical, Inc.(c)	315	93,511
Sotera Health Co.(b)(c)	8,398	142,010
STAAR Surgical Co.(b)(c)	721	68,199
Syneos Health, Inc.(c)	15,615	938,618
Tandem Diabetes Care, Inc.(b)(c)	2,458	112,429
Tenet Healthcare Corp.(c)	61,246	3,460,399
United Therapeutics Corp.(c)	1,595	361,459
		17,217,106
Industrials-19.96%
Acuity Brands, Inc.(b)	4,285	702,440
AECOM	38,919	2,846,925
AGCO Corp.	19,278	2,095,711
ASGN, Inc.(c)	9,322	901,437
Avis Budget Group, Inc.(b)(c)	12,261	2,052,246
Axon Enterprise, Inc.(c)	1,916	223,559
Brink’s Co. (The)	14,531	803,274
Builders FirstSource, Inc.(c)	70,653	4,140,972
CACI International, Inc., Class A(c)	4,440	1,247,063
Carlisle Cos., Inc.	4,158	1,229,354
Chart Industries, Inc.(b)(c)	1,541	298,738
Clean Harbors, Inc.(c)	9,105	1,069,109
Crane Holdings Co.	6,892	650,329
Curtiss-Wright Corp.	3,547	522,083
Donaldson Co., Inc.	12,584	646,188
Dycom Industries, Inc.(b)(c)	6,923	776,207
EMCOR Group, Inc.	19,344	2,300,388

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco S&P MidCap 400 Revenue ETF (RWK)–(continued)

August 31, 2022

	Shares	Value
Industrials-(continued)
EnerSys(b)	10,150	$633,056
Esab Corp.(b)	10,256	421,419
Flowserve Corp.(b)	22,663	690,542
Fluor Corp.(b)(c)	89,737	2,372,646
FTI Consulting, Inc.(c)	3,402	546,361
GATX Corp.(b)	2,512	242,684
Graco, Inc.	6,677	426,260
GXO Logistics, Inc.(c)	32,095	1,424,376
Hexcel Corp.(b)	5,070	297,457
Hubbell, Inc.	4,732	976,212
IAA, Inc.(c)	10,463	389,851
Insperity, Inc.	11,016	1,200,964
ITT, Inc.	7,878	571,391
JetBlue Airways Corp.(b)(c)	146,436	1,140,736
KBR, Inc.	30,522	1,474,213
Kennametal, Inc.(b)	15,211	356,546
Kirby Corp.(c)	6,914	463,653
Knight-Swift Transportation Holdings, Inc.	28,457	1,437,363
Landstar System, Inc.(b)	9,877	1,448,265
Lennox International, Inc.	4,222	1,013,787
Lincoln Electric Holdings, Inc.(b)	5,033	687,961
ManpowerGroup, Inc.	50,219	3,682,057
MasTec, Inc.(b)(c)	19,579	1,576,110
MDU Resources Group, Inc.	43,057	1,298,169
Mercury Systems, Inc.(b)(c)	3,036	146,123
Middleby Corp. (The)(b)(c)	4,860	698,965
MillerKnoll, Inc.	23,324	645,608
MSA Safety, Inc.	2,286	271,714
MSC Industrial Direct Co., Inc., Class A	8,330	659,819
nVent Electric PLC	14,993	494,169
Oshkosh Corp.	18,129	1,445,969
Owens Corning	19,853	1,622,586
Regal Rexnord Corp.	6,927	953,086
Ryder System, Inc.	26,445	2,021,456
Saia, Inc.(b)(c)	2,560	529,485
Science Applications International Corp.(b)	16,336	1,487,720
Simpson Manufacturing Co., Inc.(b)	3,303	305,990
Stericycle, Inc.(b)(c)	11,352	568,622
SunPower Corp.(b)(c)	15,024	360,576
Sunrun, Inc.(b)(c)	13,664	451,322
Terex Corp.(b)	23,497	780,570
Tetra Tech, Inc.	5,232	710,558
Timken Co. (The)	14,047	884,821
Toro Co. (The)	9,851	816,943
Trex Co., Inc.(b)(c)	4,269	199,747
Univar Solutions, Inc.(c)	66,900	1,687,218
Valmont Industries, Inc.	2,995	829,076
Vicor Corp.(c)	1,132	80,530
Watsco, Inc.(b)	5,213	1,418,092
Watts Water Technologies, Inc., Class A	2,887	399,907
Werner Enterprises, Inc.(b)	14,582	580,218
Woodward, Inc.(b)	4,675	435,102
XPO Logistics, Inc.(c)	60,785	3,186,350
		71,950,444
Information Technology-13.35%
ACI Worldwide, Inc.(c)	10,371	245,793
Amkor Technology, Inc.	67,552	1,359,822
Arrow Electronics, Inc.(c)	58,603	6,142,180
Aspen Technology, Inc.(b)(c)	609	128,255

	Shares	Value
Information Technology-(continued)
Avnet, Inc.(b)	99,275	$4,357,180
Belden, Inc.	8,903	582,968
Blackbaud, Inc.(b)(c)	3,158	165,163
Calix, Inc.(c)	3,872	227,867
Ciena Corp.(c)	16,772	851,011
Cirrus Logic, Inc.(c)	4,578	351,087
Cognex Corp.	4,706	198,170
CommVault Systems, Inc.(c)	2,455	133,282
Concentrix Corp.(b)	7,565	951,526
Envestnet, Inc.(b)(c)	4,083	213,827
Euronet Worldwide, Inc.(c)	5,557	492,684
Fair Isaac Corp.(c)	682	306,491
First Solar, Inc.(c)	7,310	932,390
Genpact Ltd.	19,051	895,016
II-VI Incorporated(b)(c)	10,965	517,877
IPG Photonics Corp.(c)	3,029	274,397
Jabil, Inc.	102,943	6,207,463
Kyndryl Holdings, Inc.(c)	370,235	3,857,849
Lattice Semiconductor Corp.(c)	2,221	119,712
Littelfuse, Inc.	1,717	407,307
Lumentum Holdings, Inc.(b)(c)	4,034	337,041
Manhattan Associates, Inc.(c)	1,147	162,025
Maximus, Inc.(b)	15,476	937,691
MKS Instruments, Inc.	5,294	527,335
National Instruments Corp.(b)	8,838	351,399
NCR Corp.(b)(c)	46,582	1,446,371
Paylocity Holding Corp.(c)	910	219,310
Power Integrations, Inc.	1,786	127,753
Qualys, Inc.(c)	686	104,203
Sabre Corp.(b)(c)	56,248	404,423
Semtech Corp.(c)	2,584	119,355
Silicon Laboratories, Inc.(c)	1,130	141,623
SiTime Corp.(b)(c)	240	25,538
Synaptics, Inc.(b)(c)	2,351	271,799
TD SYNNEX Corp.	83,565	8,045,638
Teradata Corp.(b)(c)	10,294	338,673
Universal Display Corp.	949	106,032
Viasat, Inc.(b)(c)	15,714	596,818
Vishay Intertechnology, Inc.	34,162	671,967
Vontier Corp.	24,170	529,806
Western Union Co. (The)	58,522	867,296
WEX, Inc.(b)(c)	2,268	349,839
Wolfspeed, Inc.(b)(c)	1,837	208,444
Xerox Holdings Corp.(b)	77,997	1,296,310
		48,106,006
Materials-9.94%
Alcoa Corp.(b)	48,501	2,399,829
AptarGroup, Inc.	6,205	637,936
Ashland, Inc.	4,560	464,026
Avient Corp.	20,869	914,688
Cabot Corp.	10,601	762,954
Chemours Co. (The)	32,538	1,097,507
Cleveland-Cliffs, Inc.(b)(c)	226,091	3,904,592
Commercial Metals Co.(b)	40,261	1,630,973
Eagle Materials, Inc.	2,943	352,042
Greif, Inc., Class A(b)	18,278	1,225,540
Ingevity Corp.(c)	4,101	287,644
Louisiana-Pacific Corp.	14,939	810,142
Minerals Technologies, Inc.	5,910	344,317

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco S&P MidCap 400 Revenue ETF (RWK)–(continued)

August 31, 2022

	Shares	Value
Materials-(continued)
NewMarket Corp.	1,594	$457,813
Olin Corp.	30,799	1,683,473
Reliance Steel & Aluminum Co.	16,740	3,146,785
Royal Gold, Inc.	1,161	106,696
RPM International, Inc.(b)	15,882	1,479,567
Scotts Miracle-Gro Co. (The)	10,149	679,475
Sensient Technologies Corp.	3,357	267,452
Silgan Holdings, Inc.	26,733	1,217,688
Sonoco Products Co.	20,937	1,319,450
Steel Dynamics, Inc.	54,761	4,420,308
United States Steel Corp.	197,595	4,518,998
Valvoline, Inc.	20,961	609,336
Worthington Industries, Inc.(b)	21,366	1,089,452
		35,828,683
Real Estate-2.49%
Apartment Income REIT Corp.	3,558	145,344
Brixmor Property Group, Inc.	10,583	227,323
Corporate Office Properties Trust(b)	5,241	135,427
Cousins Properties, Inc.	4,603	123,591
Douglas Emmett, Inc.	7,345	143,374
EastGroup Properties, Inc.	527	86,971
EPR Properties	2,315	100,679
First Industrial Realty Trust, Inc.	1,915	97,052
Highwoods Properties, Inc.	4,246	129,121
Hudson Pacific Properties, Inc.	10,059	132,879
Independence Realty Trust, Inc.(b)	3,064	59,595
JBG SMITH Properties(b)	5,005	109,960
Jones Lang LaSalle, Inc.(c)	23,332	4,036,436
Kilroy Realty Corp.(b)	3,557	173,475
Kite Realty Group Trust(b)	5,220	101,059
Lamar Advertising Co., Class A	4,160	390,582
Life Storage, Inc.	1,557	198,128
Macerich Co. (The)	17,182	164,432
Medical Properties Trust, Inc.(b)	19,794	289,190
National Retail Properties, Inc.	3,427	153,872
National Storage Affiliates Trust	2,623	132,514
Omega Healthcare Investors, Inc.	6,827	222,970
Park Hotels & Resorts, Inc.(b)	19,820	277,480
Pebblebrook Hotel Trust	8,435	148,625
Physicians Realty Trust(b)	5,202	86,665
PotlatchDeltic Corp.(b)	5,740	266,451
Rayonier, Inc.	5,763	204,702
Rexford Industrial Realty, Inc.	1,648	102,522
Sabra Health Care REIT, Inc.	8,201	122,769
SL Green Realty Corp.	2,969	131,141
Spirit Realty Capital, Inc.	3,169	129,454
STORE Capital Corp.	6,072	163,823

		8,987,606

	Shares	Value
Utilities-2.03%
ALLETE, Inc.	4,749	$281,046
Black Hills Corp.	5,777	436,048
Essential Utilities, Inc.	8,660	425,639
Hawaiian Electric Industries, Inc.	14,060	550,027
IDACORP, Inc.	2,792	304,998
National Fuel Gas Co.	6,481	461,901
New Jersey Resources Corp.	10,797	476,579
NorthWestern Corp.	4,562	241,695
OGE Energy Corp.	13,263	537,682
ONE Gas, Inc.	5,040	394,481
PNM Resources, Inc.	8,074	382,950
Southwest Gas Holdings, Inc.	8,754	681,499
Spire, Inc.	5,321	371,885
UGI Corp.	45,150	1,783,425

		7,329,855

Total Common Stocks & Other Equity Interests (Cost $365,125,860)		360,217,615

Money Market Funds-0.06%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $227,907)	227,907	227,907

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $365,353,767)		360,445,522

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-22.20%
Invesco Private Government Fund, 2.29%(d)(e)(f)	22,446,908	22,446,908
Invesco Private Prime Fund, 2.37%(d)(e)(f)	57,548,865	57,554,621

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $79,997,599)		80,001,529

TOTAL INVESTMENTS IN SECURITIES-122.20% (Cost $445,351,366)		440,447,051
OTHER ASSETS LESS LIABILITIES-(22.20)%		(80,013,046)

NET ASSETS-100.00%		$360,434,005

Investment Abbreviations:

REIT -Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco S&P MidCap 400 Revenue ETF (RWK)–(continued)

August 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$106,364	$9,734,615	$(9,613,072)	$-	$-	$227,907	$929

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	7,318,420	157,752,984	(142,624,496)	-	-	22,446,908	117,355	*

Invesco Private Prime Fund	17,259,450	326,099,014	(285,794,365)	3,930	(13,408)	57,554,621	331,750	*

Total	$24,684,234	$493,586,613	$(438,031,933)	$3,930	$(13,408)	$80,229,436	$450,034

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco S&P SmallCap 600 Revenue ETF (RWJ)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Communication Services-2.47%
AMC Networks, Inc., Class A(b)(c)	78,530	$2,103,819
ATN International, Inc.	12,301	576,302
Cars.com, Inc.(b)(c)	55,846	712,036
Cinemark Holdings, Inc.(b)(c)	101,010	1,422,221
Cogent Communications Holdings, Inc.	8,188	436,011
Consolidated Communications Holdings, Inc.(b)(c)	135,672	778,757
E.W. Scripps Co. (The), Class A(b)(c)	136,327	2,038,089
Gannett Co., Inc.(b)(c)	773,525	1,794,578
Gogo, Inc.(b)(c)	15,335	227,878
Marcus Corp. (The)(c)	30,052	483,537
QuinStreet, Inc.(b)(c)	46,577	559,390
Scholastic Corp.	36,601	1,680,352
Shenandoah Telecommunications Co.(c)	9,126	203,419
Shutterstock, Inc.	11,579	641,592
TechTarget, Inc.(b)(c)	3,488	226,371
Telephone & Data Systems, Inc.(c)	281,687	4,583,047
Thryv Holdings, Inc.(b)(c)	39,972	1,022,484
Yelp, Inc.(b)(c)	31,203	1,066,206

		20,556,089

Consumer Discretionary-23.92%
Aaron’s Co., Inc. (The)	86,218	1,025,994
Abercrombie & Fitch Co., Class A(b)(c)	167,316	2,407,677
Academy Sports & Outdoors, Inc.(c)	156,302	6,733,490
Adtalem Global Education, Inc.(b)	36,353	1,370,145
American Axle & Manufacturing Holdings, Inc.(b)(c)	492,559	5,097,986
American Public Education, Inc.(b)(c)	29,097	300,572
America’s Car-Mart, Inc.(b)(c)	10,298	830,122
Asbury Automotive Group, Inc.(b)(c)	53,305	9,300,656
Bed Bath & Beyond, Inc.(b)(c)	930,553	8,868,170
Big Lots, Inc.	209,639	4,312,274
BJ’s Restaurants, Inc.(b)(c)	40,386	1,012,881
Bloomin’ Brands, Inc.(c)	188,953	3,820,630
Boot Barn Holdings, Inc.(b)(c)	15,686	1,045,001
Brinker International, Inc.(b)(c)	115,436	2,829,336
Buckle, Inc. (The)(c)	36,484	1,177,704
Caleres, Inc.(c)	87,374	2,229,784
Cato Corp. (The), Class A	55,737	602,517
Cavco Industries, Inc.(b)	6,758	1,581,440
Century Communities, Inc.	70,812	3,306,212
Cheesecake Factory, Inc. (The)(c)	85,065	2,604,690
Chico’s FAS, Inc.(b)(c)	283,310	1,609,201
Children’s Place, Inc. (The)(b)(c)	35,361	1,491,527
Chuy’s Holdings, Inc.(b)	15,772	352,189
Conn’s, Inc.(b)(c)	142,864	1,372,923
Dave & Buster’s Entertainment, Inc.(b)	29,581	1,222,879
Designer Brands, Inc., Class A(c)	180,730	3,083,254
Dine Brands Global, Inc.(c)	10,637	708,424
Dorman Products, Inc.(b)(c)	11,946	1,082,905
El Pollo Loco Holdings, Inc.(b)	37,129	336,017
Ethan Allen Interiors, Inc.(c)	28,635	680,654
Fossil Group, Inc.(b)(c)	246,371	1,042,149
Genesco, Inc.(b)(c)	36,690	2,075,920
Gentherm, Inc.(b)(c)	12,062	722,514
G-III Apparel Group Ltd.(b)	93,607	1,972,299

	Shares	Value
Consumer Discretionary-(continued)
Golden Entertainment, Inc.(b)(c)	21,407	$819,032
Group 1 Automotive, Inc.	67,902	12,126,618
Guess?, Inc.	116,449	2,034,364
Haverty Furniture Cos., Inc., (Acquired 11/17/2014 - 8/31/2022; Cost $942,883)(c)(d)	32,553	873,071
Hibbett, Inc.	28,158	1,650,059
Installed Building Products, Inc.	19,526	1,768,275
iRobot Corp.(b)(c)	32,496	1,913,364
Jack in the Box, Inc.(c)	15,054	1,202,212
Kontoor Brands, Inc.	59,325	2,208,670
La-Z-Boy, Inc.(c)	75,719	1,998,224
LCI Industries	37,872	4,388,229
LGI Homes, Inc.(b)(c)	26,364	2,502,207
Liquidity Services, Inc.(b)(c)	16,646	291,139
LL Flooring Holdings, Inc.(b)(c)	85,874	699,014
M.D.C. Holdings, Inc.(c)	128,858	4,004,907
M/I Homes, Inc.(b)	73,636	3,184,021
MarineMax, Inc.(b)(c)	46,870	1,703,256
Meritage Homes Corp.(b)	56,215	4,404,445
Monarch Casino & Resort, Inc.(b)(c)	5,567	336,191
Monro, Inc.(c)	26,814	1,241,756
Motorcar Parts of America, Inc.(b)(c)	34,260	509,104
Movado Group, Inc.	19,049	607,473
ODP Corp. (The)(b)	192,206	6,871,364
Oxford Industries, Inc.(c)	10,442	1,114,475
Patrick Industries, Inc.(c)	67,526	3,576,852
Perdoceo Education Corp.(b)	55,360	641,069
PetMed Express, Inc.(c)	10,815	222,465
Rent-A-Center, Inc.(c)	155,952	4,029,800
Ruth’s Hospitality Group, Inc.(c)	20,776	378,539
Sally Beauty Holdings, Inc.(b)(c)	241,634	3,595,514
Shake Shack, Inc., Class A(b)(c)	15,175	723,240
Shoe Carnival, Inc.(c)	42,429	1,009,386
Signet Jewelers Ltd.(c)	107,340	7,016,816
Sleep Number Corp.(b)(c)	48,715	2,018,262
Sonic Automotive, Inc., Class A(c)	261,761	13,923,068
Sonos, Inc.(b)(c)	72,404	1,088,956
Standard Motor Products, Inc.	27,026	991,854
Steven Madden Ltd.	48,672	1,416,842
Strategic Education, Inc.	14,885	963,059
Sturm Ruger & Co., Inc.(c)	8,906	465,339
Tri Pointe Homes, Inc.(b)(c)	172,164	2,983,602
Tupperware Brands Corp.(b)(c)	217,246	2,441,845
Unifi, Inc.(b)	44,125	501,260
Universal Electronics, Inc.(b)	18,229	405,231
Urban Outfitters, Inc.(b)(c)	185,549	3,735,101
Vista Outdoor, Inc.(b)(c)	72,598	2,041,456
Winnebago Industries, Inc.	77,588	4,467,517
Wolverine World Wide, Inc.(c)	95,931	1,874,492
WW International, Inc.(b)	139,161	726,420
XPEL, Inc.(b)(c)(e)	4,681	320,789
Zumiez, Inc.(b)(c)	33,584	871,841

		199,092,221

Consumer Staples-9.55%
Andersons, Inc. (The)	317,394	11,753,100
B&G Foods, Inc.(c)	78,333	1,696,693

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2022

	Shares	Value
Consumer Staples-(continued)
Calavo Growers, Inc.	24,618	$1,034,941
Cal-Maine Foods, Inc.	29,259	1,568,575
Central Garden & Pet Co.(b)(c)	32,954	1,315,524
Central Garden & Pet Co., Class A(b)	35,160	1,327,642
Chefs’ Warehouse, Inc. (The)(b)	47,655	1,588,818
Edgewell Personal Care Co.	51,139	1,992,375
elf Beauty, Inc.(b)	12,184	464,576
Fresh Del Monte Produce, Inc.	148,654	4,064,200
Hostess Brands, Inc.(b)	51,071	1,183,826
Inter Parfums, Inc.(c)	11,382	893,715
J&J Snack Foods Corp.(c)	8,501	1,266,904
John B. Sanfilippo & Son, Inc.	11,212	905,145
Medifast, Inc.	7,186	901,699
MGP Ingredients, Inc.	6,786	742,795
National Beverage Corp.(c)	20,376	1,130,053
PriceSmart, Inc.	44,765	2,832,281
Seneca Foods Corp., Class A(b)	20,015	1,057,392
Simply Good Foods Co. (The)(b)	24,065	735,186
SpartanNash Co.	233,287	7,098,923
Tootsie Roll Industries, Inc.(c)	15,382	551,137
TreeHouse Foods, Inc.(b)(c)	95,345	4,443,077
United Natural Foods, Inc.(b)	559,240	24,651,299
Universal Corp.	29,601	1,510,835
USANA Health Sciences, Inc.(b)	13,763	887,989
Vector Group Ltd.	146,815	1,438,787
WD-40 Co.(c)	2,288	432,798

		79,470,285

Energy-9.75%
Archrock, Inc.(c)	67,139	496,157
Bristow Group, Inc.(b)(c)	37,920	1,100,059
Callon Petroleum Co.(b)(c)	34,893	1,485,046
Civitas Resources, Inc.	17,794	1,195,579
CONSOL Energy, Inc.	22,818	1,637,876
Core Laboratories N.V.	15,130	244,349
DMC Global, Inc.(b)(c)	11,110	247,975
Dorian LPG Ltd.	13,463	195,887
Dril-Quip, Inc.(b)(c)	9,158	202,667
Green Plains, Inc.(b)(c)	78,318	2,868,788
Helix Energy Solutions Group, Inc.(b)(c)	127,194	549,478
Helmerich & Payne, Inc.	26,743	1,143,263
Laredo Petroleum, Inc.(b)(c)	12,784	992,166
Nabors Industries Ltd.(b)	10,437	1,383,007
Nabors Industries Ltd., Wts., expiring 06/11/2026(b)	5,690	194,882
Oceaneering International, Inc.(b)	133,106	1,177,988
Oil States International, Inc.(b)(c)	64,937	318,191
Par Pacific Holdings, Inc.(b)(c)	225,815	4,245,322
Patterson-UTI Energy, Inc.	76,170	1,134,933
PBF Energy, Inc., Class A(b)	658,141	22,482,097
ProPetro Holding Corp.(b)	61,040	559,126
Ranger Oil Corp., Class A(c)	12,414	484,022
REX American Resources Corp.(b)	21,907	663,782
RPC, Inc.	90,608	720,334
SM Energy Co.	50,958	2,245,719
Talos Energy, Inc.(b)	50,687	1,050,742
US Silica Holdings, Inc.(b)	67,054	940,768
World Fuel Services Corp.	1,210,897	31,241,143

		81,201,346

	Shares	Value
Financials-8.92%
Allegiance Bancshares, Inc.	5,565	$235,733
Ambac Financial Group, Inc.(b)(c)	19,987	301,604
American Equity Investment Life Holding Co.	94,815	3,602,970
Ameris Bancorp	22,349	1,043,251
AMERISAFE, Inc.	5,068	242,352
Apollo Commercial Real Estate Finance, Inc.(c)	29,952	348,941
Assured Guaranty Ltd.(c)	13,373	682,959
Axos Financial, Inc.(b)(c)	16,393	684,900
B. Riley Financial, Inc.	23,189	1,154,117
Banc of California, Inc.	15,310	258,433
BancFirst Corp.(c)	4,488	484,076
Bancorp, Inc. (The)(b)(c)	14,381	341,117
BankUnited, Inc.(c)	24,619	912,134
Banner Corp.	9,178	557,655
Berkshire Hills Bancorp, Inc.	13,379	377,422
Blucora, Inc.(b)	46,930	942,354
Brightsphere Investment Group, Inc.	22,463	383,893
Brookline Bancorp, Inc.	20,441	254,899
Capitol Federal Financial, Inc.	24,334	220,466
Central Pacific Financial Corp.	9,682	210,971
City Holding Co.(c)	2,699	229,442
Columbia Banking System, Inc.(c)	19,023	569,739
Community Bank System, Inc.(c)	8,357	546,381
Customers Bancorp, Inc.(b)	19,914	690,817
CVB Financial Corp.	16,265	426,794
Dime Community Bancshares, Inc.(c)	12,493	390,531
Donnelley Financial Solutions, Inc.(b)(c)	27,571	1,170,389
Eagle Bancorp, Inc.	6,984	338,934
eHealth, Inc.(b)(c)	40,211	257,350
Ellington Financial, Inc.	12,731	186,891
Employers Holdings, Inc.	14,175	555,093
Encore Capital Group, Inc.(b)(c)	24,438	1,336,270
Enova International, Inc.(b)	38,000	1,327,720
EZCORP, Inc., Class A(b)(c)	86,594	757,698
FB Financial Corp.	12,874	510,068
First Bancorp	60,788	869,268
First Bancorp/Southern Pines NC	8,180	297,834
First Commonwealth Financial Corp.	24,565	331,136
First Financial Bancorp	27,198	586,933
First Hawaiian, Inc.	25,471	654,859
Flagstar Bancorp, Inc.	41,627	1,603,888
Franklin BSP Realty Trust, Inc.(c)	11,400	147,060
Genworth Financial, Inc., Class A(b)	1,660,934	7,009,141
Granite Point Mortgage Trust, Inc.	14,885	140,217
Green Dot Corp., Class A(b)	45,631	925,853
Hanmi Financial Corp.	9,767	241,440
HCI Group, Inc.	5,638	269,440
Heritage Financial Corp.	8,097	210,441
Hilltop Holdings, Inc.(c)	51,712	1,365,197
HomeStreet, Inc.	7,866	273,815
Hope Bancorp, Inc.(c)	36,783	532,250
Horace Mann Educators Corp.	32,006	1,144,855
Independent Bank Corp.	5,851	457,724
Independent Bank Group, Inc.(c)	7,793	524,936
James River Group Holdings Ltd.	26,155	621,443
KKR Real Estate Finance Trust, Inc.	13,555	261,069
Lakeland Financial Corp.(c)	2,960	223,006
LendingTree, Inc.(b)(c)	16,002	487,901

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2022

	Shares	Value
Financials-(continued)
Mr. Cooper Group, Inc.(b)(c)	57,983	$2,452,681
National Bank Holdings Corp., Class A	6,579	264,015
NBT Bancorp, Inc.	11,590	449,460
New York Mortgage Trust, Inc.(c)	76,184	213,315
NMI Holdings, Inc., Class A(b)(c)	23,084	473,915
Northfield Bancorp, Inc.	11,938	175,966
Northwest Bancshares, Inc.	34,300	482,601
OFG Bancorp	18,537	504,206
Pacific Premier Bancorp, Inc.(c)	21,932	718,492
Palomar Holdings, Inc.(b)(c)	3,665	290,598
Park National Corp.(c)	3,258	429,502
Pathward Financial, Inc.	12,004	395,652
PennyMac Mortgage Investment Trust(c)	49,424	733,946
Piper Sandler Cos	14,225	1,629,758
PRA Group, Inc.(b)(c)	24,799	916,075
Preferred Bank	2,789	189,206
ProAssurance Corp.	46,721	999,362
PROG Holdings, Inc.(b)	86,085	1,596,016
Provident Financial Services, Inc.	18,436	428,268
Ready Capital Corp.	43,598	571,134
Redwood Trust, Inc.	68,295	529,286
Renasant Corp.	18,470	615,790
S&T Bancorp, Inc.	10,499	311,190
Safety Insurance Group, Inc.(c)	7,749	697,797
Seacoast Banking Corp. of Florida(c)	9,361	302,548
Selectquote, Inc.(b)(c)	234,102	259,853
ServisFirst Bancshares, Inc.(c)	5,030	424,331
Simmons First National Corp., Class A(c)	30,884	728,554
SiriusPoint Ltd. (Bermuda)(b)	332,587	1,486,664
Southside Bancshares, Inc.	5,806	218,770
Stewart Information Services Corp.	56,410	2,856,602
StoneX Group, Inc.(b)	17,870	1,659,051
Tompkins Financial Corp.	3,740	267,934
Triumph Bancorp, Inc.(b)(c)	5,563	344,405
Trupanion, Inc.(b)(c)	11,286	796,566
TrustCo Bank Corp.	5,050	168,367
Trustmark Corp.	20,290	639,947
Two Harbors Investment Corp.	10,299	49,950
United Community Banks, Inc.	21,366	716,402
United Fire Group, Inc.	26,624	783,544
Universal Insurance Holdings, Inc.	80,818	964,967
Veritex Holdings, Inc.(c)	9,744	293,392
Virtus Investment Partners, Inc.(c)	4,734	905,378
Walker & Dunlop, Inc.	10,667	1,071,607
Westamerica Bancorporation	3,159	176,746
WisdomTree Investments, Inc.(c)	45,516	228,035
World Acceptance Corp.(b)(c)	3,825	444,618
WSFS Financial Corp.(c)	13,743	664,474

		74,235,006

Health Care-8.08%
Addus HomeCare Corp.(b)	9,004	803,337
Allscripts Healthcare Solutions, Inc.(b)(c)	65,514	1,113,738
AMN Healthcare Services, Inc.(b)	39,144	4,017,740
Amphastar Pharmaceuticals, Inc.(b)	12,563	371,865
AngioDynamics, Inc.(b)(c)	13,377	296,167
ANI Pharmaceuticals, Inc.(b)(c)	6,804	251,000
Anika Therapeutics, Inc.(b)	5,920	133,792
Apollo Medical Holdings, Inc.(b)(c)	20,923	902,409
Arcus Biosciences, Inc.(b)(c)	14,373	346,102

	Shares	Value
Health Care-(continued)
Artivion, Inc.(b)(c)	14,431	$319,791
Avanos Medical, Inc.(b)	23,328	574,569
Avid Bioservices, Inc.(b)(c)	7,569	130,338
BioLife Solutions, Inc.(b)(c)	8,145	192,303
Cara Therapeutics, Inc.(b)(c)	2,807	28,968
Cardiovascular Systems, Inc.(b)	13,669	180,567
Coherus Biosciences, Inc.(b)(c)	37,341	417,472
Collegium Pharmaceutical, Inc.(b)(c)	13,913	244,591
Community Health Systems, Inc.(b)(c)	2,205,774	5,867,359
Computer Programs & Systems, Inc.(b)	7,445	227,147
CONMED Corp.(c)	8,235	729,374
Corcept Therapeutics, Inc.(b)	14,661	378,547
CorVel Corp.(b)	3,804	591,066
Covetrus, Inc.(b)	189,316	3,951,025
Cross Country Healthcare, Inc.(b)(c)	96,854	2,458,155
Cutera, Inc.(b)(c)	4,623	220,748
Cytokinetics, Inc.(b)(c)	1,373	72,714
Dynavax Technologies Corp.(b)(c)	33,712	386,677
Eagle Pharmaceuticals, Inc.(b)(c)	4,604	150,873
Embecta Corp.	35,719	1,140,150
Emergent BioSolutions, Inc.(b)	49,931	1,199,343
Enanta Pharmaceuticals, Inc.(b)	1,826	111,167
Ensign Group, Inc. (The)	29,596	2,524,539
Fulgent Genetics, Inc.(b)(c)	16,419	713,734
Glaukos Corp.(b)	5,523	268,142
Hanger, Inc.(b)(c)	67,618	1,259,723
Harmony Biosciences Holdings, Inc.(b)(c)	6,007	263,767
HealthStream, Inc.(b)	10,626	235,153
Heska Corp.(b)(c)	2,328	212,011
Innoviva, Inc.(b)(c)	22,861	300,851
Inogen, Inc.(b)	11,180	320,083
Integer Holdings Corp.(b)(c)	14,248	898,621
Ironwood Pharmaceuticals, Inc.(b)(c)	29,712	319,701
iTeos Therapeutics, Inc.(b)(c)	23,191	514,376
Joint Corp. (The)(b)(c)	4,831	88,117
Lantheus Holdings, Inc.(b)	6,998	551,442
LeMaitre Vascular, Inc.	2,877	142,066
Ligand Pharmaceuticals, Inc.(b)(c)	2,810	259,616
Meridian Bioscience, Inc.(b)	10,211	332,776
Merit Medical Systems, Inc.(b)	16,418	972,438
Mesa Laboratories, Inc.	617	105,421
ModivCare, Inc.(b)(c)	18,175	1,968,716
Myriad Genetics, Inc.(b)(c)	34,358	767,558
Nektar Therapeutics(b)(c)	17,250	67,965
NeoGenomics, Inc.(b)	52,129	523,896
NextGen Healthcare, Inc.(b)	28,662	491,267
OptimizeRx Corp.(b)(c)	2,024	32,121
OraSure Technologies, Inc.(b)(c)	73,533	300,750
Organogenesis Holdings, Inc.(b)(c)	75,898	272,474
Orthofix Medical, Inc.(b)	14,590	290,341
Owens & Minor, Inc.(c)	255,499	7,539,776
Pacira BioSciences, Inc.(b)(c)	8,585	450,541
Pediatrix Medical Group, Inc.(b)(c)	85,125	1,516,928
Pennant Group, Inc. (The)(b)(c)	22,839	357,887
Phibro Animal Health Corp., Class A	40,178	595,036
Prestige Consumer Healthcare, Inc.(b)	17,018	860,770
RadNet, Inc.(b)(c)	59,700	1,199,373
REGENXBIO, Inc.(b)(c)	18,897	557,462
Select Medical Holdings Corp.(c)	216,976	5,563,265
Simulations Plus, Inc.(c)	853	51,223

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2022

	Shares	Value
Health Care-(continued)
Supernus Pharmaceuticals, Inc.(b)	18,303	$626,512
SurModics, Inc.(b)(c)	2,149	72,400
uniQure N.V. (Netherlands)(b)	30,488	595,736
US Physical Therapy, Inc.(c)	3,739	308,879
Vanda Pharmaceuticals, Inc.(b)	22,545	238,526
Varex Imaging Corp.(b)(c)	32,356	682,388
Vericel Corp.(b)(c)	5,271	131,511
Vir Biotechnology, Inc.(b)	84,339	2,003,051
Xencor, Inc.(b)(c)	13,134	346,606
Zimvie, Inc.(b)(c)	40,011	608,967
Zynex, Inc.(c)	13,981	124,990

		67,238,586

Industrials-18.48%
AAON, Inc.(c)	9,587	551,061
AAR Corp.(b)	33,145	1,421,258
ABM Industries, Inc.(c)	133,702	6,203,773
Aerojet Rocketdyne Holdings, Inc.(b)	46,249	1,991,944
AeroVironment, Inc.(b)(c)	4,077	361,426
Alamo Group, Inc.	10,393	1,358,989
Albany International Corp., Class A	9,651	851,122
Allegiant Travel Co.(b)	12,257	1,182,800
American Woodmark Corp.(b)	31,277	1,621,087
Apogee Enterprises, Inc.(c)	26,899	1,098,555
Applied Industrial Technologies, Inc.	30,374	3,220,251
ArcBest Corp.(c)	50,964	4,104,131
Arcosa, Inc.	34,385	2,009,803
Astec Industries, Inc.	19,896	759,629
Atlas Air Worldwide Holdings, Inc.(b)(c)	54,407	5,436,347
AZZ, Inc.	17,043	726,202
Barnes Group, Inc.	31,152	967,270
Boise Cascade Co.	91,847	5,724,824
Brady Corp., Class A	23,331	1,085,825
CIRCOR International, Inc.(b)(c)	33,483	545,773
Comfort Systems USA, Inc.	31,341	3,144,756
CoreCivic, Inc.(b)	129,282	1,232,057
Deluxe Corp.	83,047	1,597,824
DXP Enterprises, Inc.(b)	33,656	894,576
Encore Wire Corp.(c)	18,366	2,389,417
Enerpac Tool Group Corp.(c)	22,979	445,793
EnPro Industries, Inc.	11,063	1,001,865
ESCO Technologies, Inc.(c)	9,562	778,634
Exponent, Inc.	4,575	429,409
Federal Signal Corp.	30,306	1,208,300
Forrester Research, Inc.(b)	8,809	366,366
Forward Air Corp.(c)	16,217	1,573,698
Franklin Electric Co., Inc.	20,775	1,804,309
GEO Group, Inc. (The)(b)(c)	279,068	2,282,776
Gibraltar Industries, Inc.(b)	26,423	1,105,803
GMS, Inc.(b)	74,917	3,610,999
Granite Construction, Inc.(c)	87,065	2,610,209
Greenbrier Cos., Inc. (The)(c)	48,997	1,396,904
Griffon Corp.	69,428	2,176,568
Harsco Corp.(b)(c)	219,971	1,247,236
Hawaiian Holdings, Inc.(b)(c)	106,019	1,589,225
Healthcare Services Group, Inc.	84,203	1,184,736
Heartland Express, Inc.	35,551	538,598
Heidrick & Struggles International, Inc.	29,597	842,331
Hillenbrand, Inc.(c)	58,153	2,423,236
HNI Corp.(c)	51,047	1,633,504

	Shares	Value
Industrials-(continued)
Hub Group, Inc., Class A(b)	53,621	$4,279,492
Insteel Industries, Inc.	14,681	424,281
Interface, Inc.	75,022	837,996
John Bean Technologies Corp.	13,984	1,443,988
Kaman Corp.	15,870	503,396
KAR Auction Services, Inc.(b)(c)	106,694	1,557,732
Kelly Services, Inc., Class A	221,796	3,573,134
Korn Ferry	36,933	2,249,958
Lindsay Corp.	4,554	730,279
ManTech International Corp., Class A	23,421	2,246,308
Marten Transport Ltd.	51,078	1,011,855
Matson, Inc.	46,194	3,402,650
Matthews International Corp., Class A	49,191	1,230,267
Moog, Inc., Class A	30,263	2,269,120
Mueller Industries, Inc.	60,758	3,838,083
MYR Group, Inc.(b)	23,488	2,182,975
National Presto Industries, Inc.	4,120	281,066
NOW, Inc.(b)	134,710	1,632,685
NV5 Global, Inc.(b)(c)	5,053	711,260
Park Aerospace Corp.	3,530	40,630
PGT Innovations, Inc.(b)	57,178	1,196,164
Pitney Bowes, Inc.	701,291	2,026,731
Powell Industries, Inc.	14,622	360,579
Proto Labs, Inc.(b)(c)	8,692	333,773
Quanex Building Products Corp.	40,439	901,790
Resideo Technologies, Inc.(b)(c)	227,399	4,734,447
Resources Connection, Inc.	34,041	665,161
SkyWest, Inc.(b)	103,778	2,209,434
SPX Technologies, Inc.(b)(c)	20,748	1,183,881
Standex International Corp.	6,542	591,462
Tennant Co.	15,631	943,331
Titan International, Inc.(b)	92,461	1,297,228
Trinity Industries, Inc.(c)	63,086	1,538,037
Triumph Group, Inc.(b)	85,558	1,111,398
TrueBlue, Inc.(b)(c)	96,069	1,973,257
UFP Industries, Inc.	105,280	8,358,179
UniFirst Corp.	9,658	1,740,951
Veritiv Corp.(b)	42,025	5,008,960
Viad Corp.(b)(c)	18,222	695,716
Wabash National Corp.	106,487	1,751,711

		153,800,544

Information Technology-9.11%
3D Systems Corp.(b)(c)	51,157	518,220
8x8, Inc.(b)(c)	85,145	443,605
A10 Networks, Inc.	15,294	212,587
ADTRAN Holdings, Inc.	26,566	617,394
Advanced Energy Industries, Inc.	16,548	1,485,845
Agilysys, Inc.(b)(c)	3,321	171,928
Alarm.com Holdings, Inc.(b)	10,548	702,497
Alpha & Omega Semiconductor Ltd.(b)(c)	16,630	642,916
Arlo Technologies, Inc.(b)	57,677	351,253
Axcelis Technologies, Inc.(b)	10,492	702,334
Badger Meter, Inc.	5,501	520,890
Benchmark Electronics, Inc.	79,615	2,185,432
CalAmp Corp.(b)(c)	36,862	227,807
Cerence, Inc.(b)(c)	11,113	222,371
CEVA, Inc.(b)(c)	3,102	90,796
Cohu, Inc.(b)(c)	25,351	680,167
Comtech Telecommunications Corp.(c)	44,580	503,308

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2022

	Shares	Value
Information Technology-(continued)
Consensus Cloud Solutions, Inc.(b)	9,240	$465,234
Corsair Gaming, Inc.(b)(c)	98,722	1,519,332
CSG Systems International, Inc.	15,716	909,171
CTS Corp.	11,441	484,183
Diebold Nixdorf, Inc.(b)(c)	1,201,022	4,179,557
Digi International, Inc.(b)	11,860	392,685
Diodes, Inc.(b)	22,198	1,579,832
Ebix, Inc.	33,503	871,748
ePlus, Inc.(b)	26,842	1,264,795
EVERTEC, Inc.	13,613	457,397
ExlService Holdings, Inc.(b)	6,990	1,172,293
Extreme Networks, Inc.(b)	103,125	1,477,781
Fabrinet (Thailand)(b)	22,301	2,293,435
FARO Technologies, Inc.(b)(c)	9,208	308,928
FormFactor, Inc.(b)	17,132	501,625
Harmonic, Inc.(b)(c)	48,632	547,596
Ichor Holdings Ltd.(b)(c)	33,752	1,036,861
Insight Enterprises, Inc.(b)(c)	86,495	7,881,424
InterDigital, Inc.(c)	5,651	283,454
Itron, Inc.(b)(c)	33,729	1,604,826
Knowles Corp.(b)(c)	38,745	586,987
Kulicke & Soffa Industries, Inc. (Singapore)	30,637	1,287,979
LivePerson, Inc.(b)(c)	29,559	342,884
LiveRamp Holdings, Inc.(b)	16,653	330,562
MaxLinear, Inc.(b)	20,047	720,289
Methode Electronics, Inc.(c)	22,827	923,580
NETGEAR, Inc.(b)	48,478	1,143,596
NetScout Systems, Inc.(b)	20,247	642,640
OneSpan, Inc.(b)	14,412	165,882
Onto Innovation, Inc.(b)(c)	9,543	677,458
OSI Systems, Inc.(b)	11,703	975,094
PC Connection, Inc.	58,571	2,909,807
PDF Solutions, Inc.(b)	4,455	117,523
Perficient, Inc.(b)	7,055	550,996
Photronics, Inc.(b)(c)	29,018	487,502
Plexus Corp.(b)(c)	34,063	3,192,725
Progress Software Corp.	9,434	454,058
Rambus, Inc.(b)	12,327	317,913
Rogers Corp.(b)	3,028	758,575
Sanmina Corp.(b)	135,641	6,581,301
ScanSource, Inc.(b)	78,197	2,265,367
SMART Global Holdings, Inc.(b)(c)	68,626	1,259,287
SPS Commerce, Inc.(b)(c)	3,158	385,655
TTEC Holdings, Inc.(c)	30,019	1,571,495
TTM Technologies, Inc.(b)	141,295	2,222,570
Ultra Clean Holdings, Inc.(b)	60,765	1,778,592
Unisys Corp.(b)(c)	141,250	1,315,038
Veeco Instruments, Inc.(b)(c)	24,252	512,687
Viavi Solutions, Inc.(b)(c)	76,745	1,080,570
Xperi Holding Corp.	48,367	769,519

		75,839,638

Materials-6.43%
AdvanSix, Inc.	36,714	1,331,250
American Vanguard Corp.(c)	21,097	420,463
Arconic Corp.(b)(c)	235,297	5,931,837
ATI, Inc.(b)(c)	97,867	2,929,159
Balchem Corp.	5,870	773,783
Carpenter Technology Corp.	44,756	1,520,361

	Shares	Value
Materials-(continued)
Century Aluminum Co.(b)(c)	190,694	$1,472,158
Clearwater Paper Corp.(b)	46,778	1,989,936
Compass Minerals International, Inc.	24,636	997,512
FutureFuel Corp.	33,725	245,855
GCP Applied Technologies, Inc.(b)(c)	27,393	860,688
Glatfelter Corp.(c)	128,722	626,876
H.B. Fuller Co.(c)	41,416	2,686,242
Hawkins, Inc.	17,648	676,271
Haynes International, Inc.	8,971	356,059
Innospec, Inc.(c)	13,966	1,305,262
Kaiser Aluminum Corp.	29,889	2,144,835
Koppers Holdings, Inc.	55,589	1,269,097
Livent Corp.(b)(c)	14,441	464,711
Materion Corp.	17,108	1,476,592
Mativ Holdings, Inc., Class A(c)	47,895	1,131,280
Mercer International, Inc. (Germany)	114,851	1,862,883
Myers Industries, Inc.	28,157	543,993
O-I Glass, Inc.(b)	324,747	4,224,958
Olympic Steel, Inc.	68,958	1,814,975
Quaker Chemical Corp.(c)	10,383	1,809,965
Rayonier Advanced Materials, Inc.(b)(c)	330,051	1,491,831
Stepan Co.	19,791	2,062,816
SunCoke Energy, Inc.	173,551	1,143,701
Sylvamo Corp.	66,495	2,955,038
TimkenSteel Corp.(b)(c)	50,230	770,528
Tredegar Corp.	60,705	619,798
Trinseo PLC(c)	100,105	2,655,786
Warrior Met Coal, Inc.	29,215	950,948

		53,517,447

Real Estate-2.55%
Acadia Realty Trust(c)	14,289	227,624
Agree Realty Corp.	4,254	320,411
Alexander & Baldwin, Inc.(c)	17,010	318,597
American Assets Trust, Inc.	10,540	292,590
Anywhere Real Estate, Inc.(b)(c)	622,739	6,084,160
Armada Hoffler Properties, Inc.	17,302	227,175
Brandywine Realty Trust	39,427	316,599
CareTrust REIT, Inc.	8,589	185,007
Centerspace(c)	2,197	165,610
Chatham Lodging Trust(b)	15,281	185,817
Community Healthcare Trust, Inc.	2,125	78,391
DiamondRock Hospitality Co.(b)(c)	59,257	517,314
Diversified Healthcare Trust	557,808	814,400
Douglas Elliman, Inc.	230,791	1,063,947
Easterly Government Properties, Inc.(c)	12,108	217,339
Essential Properties Realty Trust, Inc.	9,577	216,823
Four Corners Property Trust, Inc.	6,392	171,881
Franklin Street Properties Corp.	36,711	103,158
Getty Realty Corp.	4,788	144,023
Global Net Lease, Inc.	23,419	322,480
Hersha Hospitality Trust(b)	23,379	226,776
Industrial Logistics Properties Trust(c)	13,578	101,699
Innovative Industrial Properties, Inc.(c)	1,452	133,177
iStar, Inc.	20,344	280,137
LTC Properties, Inc.	3,333	149,618
LXP Industrial Trust(c)	25,279	254,307
Marcus & Millichap, Inc.	32,349	1,209,206
NexPoint Residential Trust, Inc.	2,882	152,227
Office Properties Income Trust	23,188	407,413

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2022

	Shares	Value
Real Estate-(continued)
Orion Office REIT, Inc.(c)	8,218	$81,112
RE/MAX Holdings, Inc., Class A	11,981	272,688
Retail Opportunity Investments Corp.	14,571	244,064
RPT Realty	16,865	162,410
Safehold, Inc.(c)	4,338	164,974
Saul Centers, Inc.	4,437	196,515
Service Properties Trust(c)	218,160	1,492,214
SITE Centers Corp.	32,014	414,901
St. Joe Co. (The)(c)	5,207	198,907
Summit Hotel Properties, Inc.	43,223	339,733
Tanger Factory Outlet Centers, Inc.(c)	22,911	353,288
Uniti Group, Inc.	90,969	854,199
Universal Health Realty Income Trust(c)	1,347	68,549
Urban Edge Properties(c)	21,314	335,269
Urstadt Biddle Properties, Inc., Class A	6,952	116,237
Veris Residential, Inc.(b)(c)	18,964	254,876
Washington REIT(c)	6,067	118,974
Whitestone REIT	9,583	94,297
Xenia Hotels & Resorts, Inc.(b)	35,728	566,646

		21,217,759

Utilities-0.70%
American States Water Co.	5,143	426,715
Avista Corp.	29,571	1,201,470
California Water Service Group(c)	13,210	773,181
Chesapeake Utilities Corp.	3,851	486,381
Middlesex Water Co.	1,451	128,805
Northwest Natural Holding Co.	13,674	651,019
South Jersey Industries, Inc.	53,302	1,804,273
Unitil Corp.(c)	7,732	402,760

		5,874,604

Total Common Stocks & Other Equity Interests (Cost $873,614,449)		832,043,525

	Shares	Value
Money Market Funds-0.16%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(f)(g) (Cost $1,315,172)	1,315,172	$1,315,172

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.12% (Cost $874,929,621)		833,358,697

Investments Purchased with Cash Collateral from Securitieson Loan

Money Market Funds-26.12%
Invesco Private Government Fund, 2.29%(f)(g)(h)	60,858,717	60,858,717
Invesco Private Prime Fund, 2.37%(f)(g)(h)	156,522,308	156,537,964

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $217,381,999)		217,396,681

TOTAL INVESTMENTS IN SECURITIES-126.24% (Cost $1,092,311,620)		1,050,755,378
OTHER ASSETS LESS LIABILITIES-(26.24)%		(218,410,592)

NET ASSETS-100.00%		$832,344,786

Investment Abbreviations:

REIT-Real Estate Investment Trust

Wts. -Warrants

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)	Restricted security. The value of this security at August 31, 2022 represented less than 1% of the Fund’s Net Assets.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2022 represented less than 1% of the Fund’s Net Assets.

(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Invesco Mortgage Capital, Inc.	$-	$140,888	$(83,562)	$-	$(57,326)	$-	$7,877

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2022

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$27,675,160	$(26,359,988)	$-	$-	$1,315,172	$2,483

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	19,362,671	261,144,782	(219,648,736)	-	-	60,858,717	314,445	*

Invesco Private Prime Fund	46,059,431	555,576,427	(445,083,083)	14,682	(29,493)	156,537,964	889,468	*

Total	$65,422,102	$844,537,257	$(691,175,369)	$14,682	$(86,819)	$218,711,853	$1,214,273

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco S&P Ultra Dividend Revenue ETF (RDIV)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.37%
Communication Services-2.36%
Omnicom Group, Inc.(b)	282,283	$18,884,733

Consumer Discretionary-7.77%
American Eagle Outfitters, Inc.(b)	561,078	6,317,738
Gap, Inc. (The)(b)	2,332,208	21,316,381
H&R Block, Inc.(b)	170,394	7,667,730
Hanesbrands, Inc.(b)	825,454	7,189,705
Leggett & Platt, Inc.(b)	183,306	7,005,955
Newell Brands, Inc.	722,062	12,888,807

		62,386,316

Consumer Staples-9.37%
Conagra Brands, Inc.	460,927	15,846,670
Energizer Holdings, Inc.(b)	140,220	3,940,182
Kellogg Co.	272,837	19,846,163
Walgreens Boots Alliance, Inc.(b)	1,015,260	35,595,016

		75,228,031

Energy-10.87%
Chevron Corp.	272,219	43,026,935
Valero Energy Corp.	377,362	44,196,638

		87,223,573

Financials-22.22%
Associated Banc-Corp.	76,642	1,535,906
Citigroup, Inc.	756,072	36,903,874
Citizens Financial Group, Inc.	251,750	9,234,190
F.N.B. Corp.	159,659	1,903,135
Franklin Resources, Inc.(b)	468,655	12,217,836
Fulton Financial Corp.(b)	82,160	1,333,457
Janus Henderson Group PLC(b)	149,823	3,505,858
KeyCorp.	560,976	9,923,665
Navient Corp.	291,350	4,483,877
Old Republic International Corp.	558,979	12,208,101
Principal Financial Group, Inc.(b)	301,275	22,523,319
Prudential Financial, Inc.	410,971	39,350,473
Umpqua Holdings Corp.	102,283	1,814,500
Unum Group(b)	507,117	19,194,379
Valley National Bancorp(b)	189,077	2,197,075

		178,329,645

Health Care-15.36%
AbbVie, Inc.	264,334	35,542,350
Cardinal Health, Inc.	688,745	48,708,046
Gilead Sciences, Inc.	615,308	39,053,599

		123,303,995

Industrials-5.14%
3M Co.(b)	292,819	36,412,042
MSC Industrial Direct Co., Inc., Class A	61,209	4,848,365

		41,260,407

Materials-5.81%
Amcor PLC	1,519,897	18,253,963
International Paper Co.(b)	681,811	28,376,974

		46,630,937

	Shares	Value
Real Estate-2.99%
Boston Properties, Inc.	45,128	$3,584,517
Brixmor Property Group, Inc.	72,559	1,558,567
Corporate Office Properties Trust(b)	37,143	959,775
Douglas Emmett, Inc.(b)	57,087	1,114,338
EPR Properties	15,109	657,091
Federal Realty Investment Trust(b)	13,149	1,331,599
Healthcare Realty Trust, Inc.	43,167	1,049,822
Healthpeak Properties, Inc.	98,697	2,590,796
Hudson Pacific Properties, Inc.	86,844	1,147,209
Kite Realty Group Trust(b)	36,498	706,601
Lamar Advertising Co., Class A	26,497	2,487,803
Macerich Co. (The)(b)	116,760	1,117,393
National Retail Properties, Inc.	21,860	981,514
Realty Income Corp.	46,652	3,185,399
Regency Centers Corp.	25,251	1,536,271

		24,008,695

Utilities-17.48%
ALLETE, Inc.	34,165	2,021,885
Consolidated Edison, Inc.	206,991	20,231,300
Duke Energy Corp.	338,051	36,141,032
Entergy Corp.	146,850	16,931,805
FirstEnergy Corp.	405,570	16,040,294
NorthWestern Corp.(b)	34,183	1,811,015
OGE Energy Corp.	92,405	3,746,099
Pinnacle West Capital Corp.	75,556	5,693,145
Southern Co. (The)	452,944	34,908,394
Spire, Inc.	39,973	2,793,713

		140,318,682

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.37% (Cost $795,999,345)		797,575,014

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-13.05%
Invesco Private Government Fund, 2.29%(c)(d)(e)	29,112,363	29,112,363
Invesco Private Prime Fund, 2.37%(c)(d)(e)	75,617,800	75,625,363

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $104,735,584)		104,737,726

TOTAL INVESTMENTS IN SECURITIES-112.42% (Cost $900,734,929)		902,312,740
OTHER ASSETS LESS LIABILITIES-(12.42)%		(99,695,227)

NET ASSETS-100.00%		$802,617,513

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco S&P Ultra Dividend Revenue ETF (RDIV)–(continued)

August 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Invesco Ltd.	$10,878,839	$2,365,390	$(13,314,408)	$554,413	$(484,234)	$-	$-

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	-	25,215,034	(25,215,034)	-	-	-	2,864

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,271,511	184,411,189	(156,570,337)	-	-	29,112,363	76,616	*

Invesco Private Prime Fund	2,966,859	377,677,169	(305,019,107)	2,142	(1,700)	75,625,363	217,647	*

Total	$15,117,209	$589,668,782	$(500,118,886)	$556,555	$(485,934)	$104,737,726	$297,127

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Statements of Assets and Liabilities

August 31, 2022

	Invesco S&P 500 Revenue ETF (RWL)	Invesco S&P MidCap 400 Revenue ETF (RWK)	Invesco S&P SmallCap 600 Revenue ETF (RWJ)	Invesco S&P Ultra Dividend Revenue ETF (RDIV)
Assets:
Unaffiliated investments in securities, at value(a)	$1,451,728,943	$360,217,615	$832,043,525	$797,575,014
Affiliated investments in securities, at value	31,583,132	80,229,436	218,711,853	104,737,726
Cash	-	90,893	7,903	-
Receivable for:
Dividends	3,379,586	428,461	541,388	5,652,485
Securities lending	3,454	24,801	101,006	4,196
Fund shares sold	3,692,252	-	6,667,233	-

Total assets	1,490,387,367	440,991,206	1,058,072,908	907,969,421

Liabilities:
Due to custodian	438,742	-	-	337,628
Payable for:
Investments purchased	3,666,607	435,020	6,652,019	-
Investments purchased - affiliated broker	-	6,565	1,409,760	-
Collateral upon return of securities loaned	30,934,459	79,997,599	217,381,999	104,735,584
Accrued unitary management fees	494,933	118,017	284,344	278,696

Total liabilities	35,534,741	80,557,201	225,728,122	105,351,908

Net Assets	$1,454,852,626	$360,434,005	$832,344,786	$802,617,513

Net assets consist of:
Shares of beneficial interest	$1,423,631,815	$423,046,270	$1,022,442,418	$1,285,231,507
Distributable earnings (loss)	31,220,811	(62,612,265)	(190,097,632)	(482,613,994)

Net Assets	$1,454,852,626	$360,434,005	$832,344,786	$802,617,513

Shares outstanding (unlimited amount authorized, $0.01 par value)	19,701,400	4,291,400	7,591,400	19,200,000
Net asset value	$73.85	$83.99	$109.64	$41.80

Market price	$73.92	$84.06	$109.71	$41.83

Unaffiliated investments in securities, at cost	$1,319,250,209	$365,125,860	$873,614,449	$795,999,345

Affiliated investments in securities, at cost	$31,694,750	$80,225,506	$218,697,171	$104,735,584

(a) Includes securities on loan with an aggregate value of:	$28,527,710	$77,015,146	$205,852,943	$100,352,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Statements of Operations

For the year ended August 31, 2022

	Invesco S&P 500 Revenue ETF (RWL)	Invesco S&P MidCap 400 Revenue ETF (RWK)	Invesco S&P SmallCap 600 Revenue ETF (RWJ)	Invesco S&P Ultra Dividend Revenue ETF (RDIV)
Investment income:
Unaffiliated dividend income	$24,486,607	$5,748,201	$9,015,519	$30,335,789
Affiliated dividend income	24,360	929	10,360	2,864
Securities lending income, net	31,816	160,599	295,848	29,084
Foreign withholding tax	-	-	(6,271)	-

Total investment income	24,542,783	5,909,729	9,315,456	30,367,737

Expenses:
Unitary management fees	4,820,718	1,486,888	2,930,452	2,985,163
Tax expenses	-	-	2,352	-

Total expenses	4,820,718	1,486,888	2,932,804	2,985,163

Less: Waivers	(215)	(69)	(217)	(235)

Net expenses	4,820,503	1,486,819	2,932,587	2,984,928

Net investment income	19,722,280	4,422,910	6,382,869	27,382,809

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(17,742,040)	(9,008,609)	(13,937,512)	(30,973,845)
Affiliated investment securities	(334)	(13,408)	(86,850)	(498,682)
Unaffiliated in-kind redemptions	107,378,604	55,760,537	55,626,428	97,645,141
Affiliated in-kind redemptions	11,108	-	31	12,748

Net realized gain	89,647,338	46,738,520	41,602,097	66,185,362

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(135,854,251)	(77,144,115)	(108,980,311)	(60,670,728)
Affiliated investment securities	(268,147)	3,930	14,682	556,555

Change in net unrealized appreciation (depreciation)	(136,122,398)	(77,140,185)	(108,965,629)	(60,114,173)

Net realized and unrealized gain (loss)	(46,475,060)	(30,401,665)	(67,363,532)	6,071,189

Net increase (decrease) in net assets resulting from operations	$(26,752,780)	$(25,978,755)	$(60,980,663)	$33,453,998

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

(This Page Intentionally Left Blank)

36

Statements of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	Invesco S&P 500 Revenue ETF (RWL)		Invesco S&P MidCap 400 Revenue ETF (RWK)
	2022	2021	2022	2021

Operations:
Net investment income	$19,722,280	$14,717,952	$4,422,910	$2,841,300
Net realized gain	89,647,338	46,375,044	46,738,520	47,755,587
Change in net unrealized appreciation (depreciation)	(136,122,398)	219,833,850	(77,140,185)	83,864,676

Net increase (decrease) in net assets resulting from operations	(26,752,780)	280,926,846	(25,978,755)	134,461,563

Distributions to Shareholders from:
Distributable earnings	(18,180,842)	(14,732,391)	(4,226,591)	(2,621,053)

Shareholder Transactions:
Proceeds from shares sold	680,918,677	230,894,296	154,344,725	193,528,029
Value of shares repurchased	(230,230,786)	(230,073,228)	(157,521,995)	(140,916,965)

Net increase (decrease) in net assets resulting from share transactions	450,687,891	821,068	(3,177,270)	52,611,064

Net increase (decrease) in net assets	405,754,269	267,015,523	(33,382,616)	184,451,574

Net assets:
Beginning of period	1,049,098,357	782,082,834	393,816,621	209,365,047

End of period	$1,454,852,626	$1,049,098,357	$360,434,005	$393,816,621

Changes in Shares Outstanding:
Shares sold	8,850,000	3,450,000	1,760,000	2,340,000
Shares repurchased	(3,000,000)	(3,550,000)	(1,790,000)	(1,720,000)
Shares outstanding, beginning of period	13,851,400	13,951,400	4,321,400	3,701,400

Shares outstanding, end of period	19,701,400	13,851,400	4,291,400	4,321,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements

37

Invesco S&P		Invesco S&P
SmallCap 600		Ultra Dividend
Revenue ETF (RWJ)		Revenue ETF (RDIV)
2022	2021	2022	2021

$6,382,869	$2,878,621	$27,382,809	$22,957,582
41,602,097	114,021,534	66,185,362	131,727,423
(108,965,629)	81,051,685	(60,114,173)	107,119,261

(60,980,663)	197,951,840	33,453,998	261,804,266

(5,736,429)	(2,423,825)	(25,079,699)	(36,059,664)

380,036,425	456,506,540	816,006,405	614,858,749
(124,084,209)	(236,349,496)	(761,834,632)	(705,034,060)

255,952,216	220,157,044	54,171,773	(90,175,311)

189,235,124	415,685,059	62,546,072	135,569,291

643,109,662	227,424,603	740,071,441	604,502,150

$832,344,786	$643,109,662	$802,617,513	$740,071,441

3,200,000	3,980,000	19,460,000	16,350,000
(1,040,000)	(2,150,000)	(18,230,000)	(19,530,000)
5,431,400	3,601,400	17,970,000	21,150,000

7,591,400	5,431,400	19,200,000	17,970,000

38

Financial Highlights

Invesco S&P 500 Revenue ETF (RWL)

	Years Ended August 31,			Two Months Ended August 31,		Years Ended June 30,
	2022	2021	2020	2019		2019	2018
Per Share Operating Performance:
Net asset value at beginning of period	$75.74	$56.06	$52.61	$53.43		$50.69	$46.43

Net investment income(a)	1.22	1.06	1.08	0.20		1.03	0.90
Net realized and unrealized gain (loss) on investments	(1.96)	19.68	3.53	(1.02)		2.72	4.41

Total from investment operations	(0.74)	20.74	4.61	(0.82)		3.75	5.31

Distributions to shareholders from:
Net investment income	(1.15)	(1.06)	(1.16)	-		(1.01)	(1.05)

Net asset value at end of period	$73.85	$75.74	$56.06	$52.61		$53.43	$50.69

Market price at end of period	$73.92 (b)	$75.74 (b)	$56.16 (b)	$52.62	(b)	$53.41 (b)

Net Asset Value Total Return(c)	(0.97)%	37.38%	9.09%	(1.54)%		7.51%	11.49%
Market Price Total Return(c)	(0.89)%	37.13%	9.26%	(1.47)%		7.41%	11.46%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,454,853	$1,049,098	$782,083	$918,178		$956,549	$917,494
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39	%(d)	0.39%	0.39%
Expenses, prior to Waivers	0.39%	0.39%	0.39%	0.39	%(d)	0.39%	0.41%
Net investment income	1.60%	1.60%	2.01%	2.26	%(d)	1.99%	1.81%
Portfolio turnover rate(e)	17%	17%	14%	0	%(f)	19%	15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios are annualized except for non-recurring costs associated with a proxy statement of less than 0.005%.
(e)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
(f)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Financial Highlights–(continued)

Invesco S&P MidCap 400 Revenue ETF (RWK)

	Years Ended August 31,			Two Months Ended August 31,		Years Ended June 30,
	2022	2021	2020	2019		2019	2018
Per Share Operating Performance:
Net asset value at beginning of period	$91.13	$56.56	$56.44	$61.01		$61.05	$56.31

Net investment income(a)	1.03	0.69	0.74	0.10		0.65	0.63
Net realized and unrealized gain (loss) on investments	(7.18)	34.51	0.21	(4.67)		(0.06)	4.70

Total from investment operations	(6.15)	35.20	0.95	(4.57)		0.59	5.33

Distributions to shareholders from:
Net investment income	(0.99)	(0.63)	(0.83)	-		(0.63)	(0.59)

Net asset value at end of period	$83.99	$91.13	$56.56	$56.44		$61.01	$61.05

Market price at end of period	$84.06 (b)	$91.10 (b)	$56.62 (b)	$56.42	(b)	$60.91 (b)

Net Asset Value Total Return(c)	(6.75)%	62.54%	1.89%	(7.49)%		1.05%	9.48%
Market Price Total Return(c)	(6.66)%	62.32%	2.03%	(7.37)%		0.90%	9.40%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$360,434	$393,817	$209,365	$327,418		$356,996	$378,611
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39	%(d)	0.39%	0.39%
Expenses, prior to Waivers	0.39%	0.39%	0.39%	0.39	%(d)	0.39%	0.42%
Net investment income	1.16%	0.88%	1.30%	1.06	%(d)	1.09%	1.08%
Portfolio turnover rate(e)	31%	34%	33%	0	%(f)	33%	34%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios are annualized except for non-recurring costs associated with a proxy statement of less than 0.005%.
(e)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
(f)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Financial Highlights–(continued)

Invesco S&P SmallCap 600 Revenue ETF (RWJ)

	Years Ended August 31,			Two Months Ended August 31,		Years Ended June 30,
	2022	2021	2020	2019		2019	2018
Per Share Operating Performance:
Net asset value at beginning of period	$118.41	$63.15	$58.71	$63.30		$73.21	$66.03

Net investment income(a)	0.99	0.66	0.89	0.11		0.79	0.69
Net realized and unrealized gain (loss) on investments	(8.85)	55.17	4.58	(4.70)		(9.90)	7.24

Total from investment operations	(7.86)	55.83	5.47	(4.59)		(9.11)	7.93

Distributions to shareholders from:
Net investment income	(0.91)	(0.57)	(1.03)	-		(0.80)	(0.75)

Net asset value at end of period	$109.64	$118.41	$63.15	$58.71		$63.30	$73.21

Market price at end of period	$109.71 (b)	$118.25 (b)	$63.17 (b)	$58.69	(b)	$63.23 (b)

Net Asset Value Total Return(c)	(6.63)%	88.75%	9.63%	(7.25)%		(12.45)%	12.07	%(d)
Market Price Total Return(c)	(6.46)%	88.42%	9.70%	(7.18)%		(12.57)%	12.10	%(d)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$832,345	$643,110	$227,425	$349,395		$405,199	$508,897
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39	%(e)	0.39%	0.39%
Expenses, prior to Waivers	0.39%	0.39%	0.39%	0.39	%(e)	0.39%	0.42%
Net investment income	0.85%	0.65%	1.50%	1.10	%(e)	1.15%	1.01%
Portfolio turnover rate(f)	41%	40%	49%	1%		39%	38%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Total Return at Net Asset Value and Total Return at Market Value include payments by affiliate, without which Total Return at Net Asset Value and Total Return at Market Value would have been lower. Such payments positively impacted Total Return at Net Asset Value by 0.10% and Total Return at Market Value by 0.09%.

(e)	Ratios are annualized except for non-recurring costs associated with a proxy statement of less than 0.005%.
(f)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Financial Highlights–(continued)

Invesco S&P Ultra Dividend Revenue ETF (RDIV)

	Years Ended August 31,			Two Months Ended August 31,		Years Ended June 30,
	2022	2021	2020	2019		2019	2018
Per Share Operating Performance:
Net asset value at beginning of period	$41.18	$28.58	$35.65	$37.65		$38.19	$33.82

Net investment income(a)	1.50	1.23	1.62	0.21		1.46	1.73
Net realized and unrealized gain (loss) on investments	0.51	13.29	(7.33)	(2.21)		(0.66)	4.56

Total from investment operations	2.01	14.52	(5.71)	(2.00)		0.80	6.29

Distributions to shareholders from:
Net investment income	(1.39)	(1.92)	(1.36)	-		(1.34)	(1.92)

Net asset value at end of period	$41.80	$41.18	$28.58	$35.65		$37.65	$38.19

Market price at end of period	$41.83 (b)	$41.16 (b)	$28.63 (b)	$35.67	(b)	$37.67 (b)

Net Asset Value Total Return(c)	5.06%	52.38%	(16.26)%	(5.31)%		2.26%	19.13%
Market Price Total Return(c)	5.18%	52.06%	(16.17)%	(5.31)%		2.26%	19.12%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$802,618	$740,071	$604,502	$1,572,300		$1,782,599	$610,987
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39	%(d)	0.39%	0.39%
Expenses, prior to Waivers	0.39%	0.39%	0.39%	0.39	%(d)	0.39%	0.41%
Net investment income	3.58%	3.37%	4.77%	3.36	%(d)	3.93%	4.90%
Portfolio turnover rate(e)	110%	97%	98%	12%		122%	74%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios are annualized except for non-recurring costs associated with a proxy statement of less than 0.005%.
(e)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2022

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco S&P 500 Revenue ETF (RWL)	“S&P 500 Revenue ETF”

Invesco S&P MidCap 400 Revenue ETF (RWK)	“S&P MidCap 400 Revenue ETF”

Invesco S&P SmallCap 600 Revenue ETF (RWJ)	“S&P SmallCap 600 Revenue ETF”

Invesco S&P Ultra Dividend Revenue ETF (RDIV)	“S&P Ultra Dividend Revenue ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

S&P 500 Revenue ETF	S&P 500® Revenue-Weighted Index

S&P MidCap 400 Revenue ETF	S&P MidCap 400® Revenue-Weighted Index

S&P SmallCap 600 Revenue ETF	S&P SmallCap 600® Revenue-Weighted Index

S&P Ultra Dividend Revenue ETF	S&P 900® Dividend Revenue-Weighted Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value. Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller,

43

odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of

44

withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates

45

and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the period September 14, 2021 through August 31, 2022, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

S&P 500 Revenue ETF	$1,536

S&P MidCap 400 Revenue ETF	5,755

S&P SmallCap 600 Revenue ETF	11,480

S&P Ultra Dividend Revenue ETF	1,284

J.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished

46

trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because S&P Ultra Dividend Revenue ETF is non-diversified, and to the extent certain Funds become non-diversified, and can invest a greater portion of their respective assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. S&P Ultra Dividend Revenue ETF may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions,

47

disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

S&P 500 Revenue ETF	0.39%

S&P MidCap 400 Revenue ETF	0.39%

S&P SmallCap 600 Revenue ETF	0.39%

S&P Ultra Dividend Revenue ETF	0.39%

Through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2022, the Adviser waived fees for each Fund in the following amounts:

S&P 500 Revenue ETF	$215

S&P MidCap 400 Revenue ETF	69

S&P SmallCap 600 Revenue ETF	217

S&P Ultra Dividend Revenue ETF	235

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with S&P Dow Jones Indices LLC (the “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2022, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

S&P 500 Revenue ETF	$19,917

S&P MidCap 400 Revenue ETF	20,749

S&P SmallCap 600 Revenue ETF	121,677

S&P Ultra Dividend Revenue ETF	75,904

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

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NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Invesco ETF from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s current price, as provided for in these procedures.

For the fiscal year ended August 31, 2022, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

S&P MidCap 400 Revenue ETF	$-	$1,772,717	$(317,388)
S&P SmallCap 600 Revenue ETF	-	283,819	1,814

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022.The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
S&P 500 Revenue ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,452,375,374	$ -	$-	$1,452,375,374
Money Market Funds	-	30,936,701	-	30,936,701

Total Investments	$1,452,375,374	$ 30,936,701	$-	$1,483,312,075

S&P MidCap 400 Revenue ETF
Investments in Securities
Common Stocks & Other Equity Interests	$ 360,217,615	$ -	$-	$ 360,217,615
Money Market Funds	227,907	80,001,529	-	80,229,436

Total Investments	$ 360,445,522	$ 80,001,529	$-	$ 440,447,051

S&P SmallCap 600 Revenue ETF
Investments in Securities
Common Stocks & Other Equity Interests	$ 832,043,525	$ -	$-	$ 832,043,525
Money Market Funds	1,315,172	217,396,681	-	218,711,853

Total Investments	$ 833,358,697	$ 217,396,681	$-	$1,050,755,378

S&P Ultra Dividend Revenue ETF
Investments in Securities
Common Stocks & Other Equity Interests	$ 797,575,014	$ -	$-	$ 797,575,014
Money Market Funds	-	104,737,726	-	104,737,726

Total Investments	$ 797,575,014	$ 104,737,726	$-	$ 902,312,740

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NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022	2021
	Ordinary Income*	Ordinary Income*
S&P 500 Revenue ETF	$18,180,842	$14,732,391

S&P MidCap 400 Revenue ETF	4,226,591	2,621,053

S&P SmallCap 600 Revenue ETF	5,736,429	2,423,825

S&P Ultra Dividend Revenue ETF	25,079,699	36,059,664

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
S&P 500 Revenue ETF	$4,415,045	$127,915,434	$(101,109,668)	$1,423,631,815	$1,454,852,626

S&P MidCap 400 Revenue ETF	750,551	(6,224,125)	(57,138,691)	423,046,270	360,434,005

S&P SmallCap 600 Revenue ETF	1,279,591	(47,755,653)	(143,621,570)	1,022,442,418	832,344,786

S&P Ultra Dividend Revenue ETF	5,795,400	1,376,869	(489,786,263)	1,285,231,507	802,617,513

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of August 31, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total*
S&P 500 Revenue ETF	$19,705,503	$81,404,165	$101,109,668

S&P MidCap 400 Revenue ETF	27,027,869	30,110,822	57,138,691

S&P SmallCap 600 Revenue ETF	41,632,629	101,988,941	143,621,570

S&P Ultra Dividend Revenue ETF	368,222,162	121,564,101	489,786,263

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended August 31, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
S&P 500 Revenue ETF	$204,018,404	$202,787,787

S&P MidCap 400 Revenue ETF	120,024,978	119,496,236

S&P SmallCap 600 Revenue ETF	305,047,310	304,130,854

S&P Ultra Dividend Revenue ETF	887,572,914	897,929,958

For the fiscal year ended August 31, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales
S&P 500 Revenue ETF	$677,716,971	$227,961,355

S&P MidCap 400 Revenue ETF	153,975,255	157,312,492

S&P SmallCap 600 Revenue ETF	379,291,177	123,547,407

S&P Ultra Dividend Revenue ETF	815,622,834	750,813,911

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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As of August 31, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost
S&P 500 Revenue ETF	$189,736,448	$(61,821,014)	$127,915,434	$1,355,396,641

S&P MidCap 400 Revenue ETF	29,618,610	(35,842,735)	(6,224,125)	446,671,176

S&P SmallCap 600 Revenue ETF	71,039,114	(118,794,767)	(47,755,653)	1,098,511,031

S&P Ultra Dividend Revenue ETF	47,176,218	(45,799,349)	1,376,869	900,935,871

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2022, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P 500 Revenue ETF	$-	$(106,400,185)	$106,400,185

S&P MidCap 400 Revenue ETF	3,506	(54,940,923)	54,937,417

S&P SmallCap 600 Revenue ETF	2,352	(54,833,773)	54,831,421

S&P Ultra Dividend Revenue ETF	-	(97,327,438)	97,327,438

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF and Invesco S&P Ultra Dividend Revenue ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2022, for the period July 1, 2019 through August 31, 2019 and for the year ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the three years in the period ended August 31, 2022, for the period July 1, 2019 through August 31, 2019 and for the year ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund
Invesco S&P 500 Revenue ETF	Oppenheimer S&P 500 Revenue ETF

Invesco S&P MidCap 400 Revenue ETF	Oppenheimer S&P MidCap 400 Revenue ETF

Invesco S&P SmallCap 600 Revenue ETF	Oppenheimer S&P SmallCap 600 Revenue ETF

Invesco S&P Ultra Dividend Revenue ETF	Oppenheimer S&P Ultra Dividend Revenue ETF

The financial statements and financial highlights of the Predecessor Funds as of and for the year ended June 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated August 28, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 27, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P 500 Revenue ETF (RWL)

Actual	$1,000.00	$ 955.80	0.39%	$1.92

Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	1.99

Invesco S&P MidCap 400 Revenue ETF (RWK)

Actual	1,000.00	929.80	0.39	1.90

Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	1.99
Invesco S&P SmallCap 600 Revenue ETF (RWJ)

Actual	1,000.00	921.40	0.39	1.89

Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	1.99
Invesco S&P Ultra Dividend Revenue ETF (RDIV)

Actual	1,000.00	1,011.40	0.39	1.98

Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	1.99

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

			Corporate
	Qualified	Qualified	Dividends	U.S.	Business
	Business	Dividend	Received	Treasury	Interest
	Income*	Income*	Deduction*	Obligations*	Income*
Invesco S&P 500 Revenue ETF	0%	100%	100%	0%	0%

Invesco S&P MidCap 400 Revenue ETF	0%	100%	100%	0%	0%

Invesco S&P SmallCap 600 Revenue ETF	0%	100%	100%	0%	0%

Invesco S&P Ultra Dividend Revenue ETF	0%	95%	94%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	230	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	230	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

55

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	230	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

56

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	230	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

57

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	230	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014;Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	230	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

58

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	230	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

59

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	230	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank-Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	230	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

60

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	230	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

61

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

* This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

62

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

63

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

64

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 74 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF	Invesco Russell 1000 Low Beta Equal Weight ETF
Invesco California AMT-Free Municipal Bond ETF	Invesco S&P 500® Enhanced Value ETF
Invesco CEF Income Composite ETF	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF
Invesco China Technology ETF	Invesco S&P 500® High Beta ETF
Invesco DWA Developed Markets Momentum ETF	Invesco S&P 500® High Dividend Low Volatility ETF
Invesco DWA Emerging Markets Momentum ETF	Invesco S&P 500® Low Volatility ETF
Invesco DWA SmallCap Momentum ETF	Invesco S&P 500 Minimum Variance ETF
Invesco Emerging Markets Sovereign Debt ETF	Invesco S&P 500® Momentum ETF
Invesco FTSE International Low Beta Equal Weight ETF	Invesco S&P 500 Revenue ETF
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	Invesco S&P Emerging Markets Low Volatility ETF
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	Invesco S&P Emerging Markets Momentum ETF
Invesco FTSE RAFI Emerging Markets ETF	Invesco S&P International Developed High Dividend Low
Invesco Fundamental High Yield® Corporate Bond ETF	Volatility ETF
Invesco Fundamental Investment Grade Corporate Bond ETF	Invesco S&P International Developed Low Volatility ETF
Invesco Global Clean Energy ETF	Invesco S&P International Developed Momentum ETF
Invesco Global Short Term High Yield Bond ETF	Invesco S&P International Developed Quality ETF
Invesco Global Water ETF	Invesco S&P MidCap 400 Revenue ETF
Invesco International BuyBack Achievers™ ETF	Invesco S&P MidCap Low Volatility ETF
Invesco International Corporate Bond ETF	Invesco S&P SmallCap 600 Revenue ETF
Invesco KBW Bank ETF	Invesco S&P SmallCap Consumer Discretionary ETF
Invesco KBW High Dividend Yield Financial ETF	Invesco S&P SmallCap Consumer Staples ETF
Invesco KBW Premium Yield Equity REIT ETF	Invesco S&P SmallCap Energy ETF
Invesco KBW Property & Casualty Insurance ETF	Invesco S&P SmallCap Financials ETF
Invesco KBW Regional Banking ETF	Invesco S&P SmallCap Health Care ETF
Invesco MSCI Green Building ETF	Invesco S&P SmallCap High Dividend Low Volatility ETF
Invesco NASDAQ 100 ETF	Invesco S&P SmallCap Industrials ETF
Invesco NASDAQ Next Gen 100 ETF	Invesco S&P SmallCap Information Technology ETF
Invesco National AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Low Volatility ETF
Invesco New York AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Materials ETF
Invesco Preferred ETF	Invesco S&P SmallCap Quality ETF
Invesco PureBetaSM 0-5 Yr US TIPS ETF	Invesco S&P SmallCap Utilities & Communication Services ETF
Invesco PureBetaSM FTSE Developed ex-North America ETF	Invesco S&P Ultra Dividend Revenue ETF
Invesco PureBetaSM FTSE Emerging Markets ETF	Invesco Senior Loan ETF
Invesco PureBetaSM MSCI USA ETF	Invesco Taxable Municipal Bond ETF
Invesco PureBetaSM MSCI USA Small Cap ETF	Invesco Treasury Collateral ETF
Invesco PureBetaSM US Aggregate Bond ETF	Invesco Variable Rate Preferred ETF
Invesco Russell 1000 Enhanced Equal Weight ETF	Invesco VRDO Tax-Free ETF
Invesco Russell 1000 Equal Weight ETF

Also at the April 6, 2022 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other

65

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year and since-inception periods for Invesco VRDO Tax-Free ETF and the one-year period for Invesco Treasury Collateral ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco VRDO Tax-Free ETF’s and Invesco Treasury Collateral ETF’s level of correlation to their respective underlying indexes. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with any draws on its line of credit), acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

●	0.04% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA ETF;

●	0.05% of the Fund’s average daily net assets for Invesco PureBetaSM US Aggregate Bond ETF;

●	0.06% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA Small Cap ETF;

●	0.07% of the Fund’s average daily net assets for Invesco PureBetaSM 0-5 Yr US TIPS ETF and Invesco PureBetaSM FTSE Developed ex-North America ETF;

●	0.08% of the Fund’s average daily net assets for Invesco Treasury Collateral ETF;

●	0.10% of the Fund’s average daily net assets for Invesco S&P 500 Minimum Variance ETF;

●	0.13% of the Fund’s average daily net assets for Invesco S&P 500 Enhanced Value ETF and Invesco S&P 500 Momentum ETF;

66

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

●	0.14% of the Fund’s average daily net assets for Invesco PureBetaSM FTSE Emerging Markets ETF;

●	0.15% of the Fund’s average daily net assets for Invesco NASDAQ 100 ETF and Invesco NASDAQ Next Gen 100 ETF;

●	0.20% of the Fund’s average daily net assets for Invesco Russell 1000 Equal Weight ETF;

●	0.22% of the Fund’s average daily net assets for Invesco Fundamental Investment Grade Corporate Bond ETF;

●

0.25% of the Fund’s average daily net assets for Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF and Invesco VRDO Tax-Free ETF;

●

0.28% of the Fund’s average daily net assets for Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco Taxable Municipal Bond ETF;

●

0.29% of the Fund’s average daily net assets for Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF and Invesco S&P SmallCap Utilities & Communication Services ETF;

●

0.30% of the Fund’s average daily net assets for Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF and Invesco S&P International Developed High Dividend Low Volatility ETF;

●

0.35% of the Fund’s average daily net assets for Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF and Invesco Russell 1000 Low Beta Equal Weight ETF;

●

0.39% of the Fund’s average daily net assets for Invesco MSCI Green Building ETF, Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF and Invesco S&P Ultra Dividend Revenue ETF;

●	0.45% of the Fund’s daily net assets for Invesco FTSE International Low Beta Equal Weight ETF and Invesco FTSE RAFI Developed Markets ex-U.S. ETF;

●	0.49% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF and Invesco FTSE RAFI Emerging Markets ETF;

●

0.50% of the Fund’s daily net assets for Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF and Invesco Variable Rate Preferred ETF;

●	0.55% of the Fund’s daily net assets for Invesco International BuyBack AchieversTM ETF;

●	0.60% of the Fund’s daily net assets for Invesco DWA SmallCap Momentum ETF;

●	0.65% of the Fund’s daily net assets for Invesco Senior Loan ETF;

●	0.70% of the Fund’s daily net assets for Invesco China Technology ETF;

●	0.75% of the Fund’s daily net assets for Invesco Global Clean Energy ETF and Invesco Global Water ETF;

●	0.80% of the Fund’s daily net assets for Invesco DWA Developed Markets Momentum ETF; and

●	0.90% of the Fund’s daily net assets for Invesco DWA Emerging Markets Momentum ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their

67

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco 1-30 Laddered Treasury ETF			X
Invesco California AMT-Free Municipal Bond ETF		N/A	X

Invesco CEF Income Composite ETF	X	N/A	X
Invesco China Technology ETF		N/A	X

Invesco DWA Developed Markets Momentum ETF			X
Invesco DWA Emerging Markets Momentum ETF			X

Invesco DWA SmallCap Momentum ETF			X
Invesco Emerging Markets Sovereign Debt ETF			X

Invesco FTSE International Low Beta Equal Weight ETF	X	X	X
Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF		X	X
Invesco FTSE RAFI Emerging Markets ETF	X		X

Invesco Fundamental High Yield® Corporate Bond ETF		X	X
Invesco Fundamental Investment Grade Corporate Bond ETF			X

Invesco Global Clean Energy ETF		X	X
Invesco Global Short Term High Yield Bond ETF	X	N/A	X

Invesco Global Water ETF		X	X
Invesco International BuyBack AchieversTM ETF			X

Invesco International Corporate Bond ETF			X
Invesco KBW Bank ETF	X		X

Invesco KBW High Dividend Yield Financial ETF	X		X
Invesco KBW Premium Yield Equity REIT ETF	X		X

Invesco KBW Property & Casualty Insurance ETF	X		X
Invesco KBW Regional Banking ETF	X		X

Invesco MSCI Green Building ETF		X	X
Invesco NASDAQ 100 ETF	X		X

Invesco NASDAQ Next Gen 100 ETF	X		X
Invesco National AMT-Free Municipal Bond ETF			X

Invesco New York AMT-Free Municipal Bond ETF		N/A	X
Invesco Preferred ETF		N/A	X

Invesco PureBetaSM 0-5 Yr US TIPS ETF	X		X
Invesco PureBetaSM FTSE Developed ex-North America ETF	X	X	X

Invesco PureBetaSM FTSE Emerging Markets ETF	X	X	X
Invesco PureBetaSM MSCI USA ETF	X	X	X

Invesco PureBetaSM MSCI USA Small Cap ETF	X	X	X
Invesco PureBetaSM US Aggregate Bond ETF	X	X	X

Invesco Russell 1000 Enhanced Equal Weight ETF			X
Invesco Russell 1000 Equal Weight ETF	X		X

Invesco Russell 1000 Low Beta Equal Weight ETF			X
Invesco S&P 500 Enhanced Value ETF	X	X	X

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X		X
Invesco S&P 500® High Beta ETF	X		X

Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X

68

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco S&P 500® Low Volatility ETF	X		X

Invesco S&P 500 Minimum Variance ETF	X	X	X
Invesco S&P 500 Momentum ETF	X	X	X

Invesco S&P 500 Revenue ETF			X
Invesco S&P Emerging Markets Low Volatility ETF	X		X

Invesco S&P Emerging Markets Momentum ETF	X		X
Invesco S&P International Developed High Dividend Low Volatility ETF	X	X	X

Invesco S&P International Developed Low Volatility ETF	X		X
Invesco S&P International Developed Momentum ETF	X	N/A	X

Invesco S&P International Developed Quality ETF	X	N/A	X
Invesco S&P MidCap 400 Revenue ETF			X

Invesco S&P MidCap Low Volatility ETF	X	X	X
Invesco S&P SmallCap 600 Revenue ETF		X	X

Invesco S&P SmallCap Consumer Discretionary ETF	X		X
Invesco S&P SmallCap Consumer Staples ETF	X		X

Invesco S&P SmallCap Energy ETF	X		X
Invesco S&P SmallCap Financials ETF	X		X

Invesco S&P SmallCap Health Care ETF	X		X
Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X

Invesco S&P SmallCap Industrials ETF	X		X
Invesco S&P SmallCap Information Technology ETF	X		X

Invesco S&P SmallCap Low Volatility ETF	X	X	X
Invesco S&P SmallCap Materials ETF	X		X

Invesco S&P SmallCap Quality ETF	X	X	X
Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X

Invesco S&P Ultra Dividend Revenue ETF		X	X
Invesco Senior Loan ETF	X	N/A	X

Invesco Taxable Municipal Bond ETF		N/A	X
Invesco Treasury Collateral ETF	X		X

Invesco Variable Rate Preferred ETF		X	X
Invesco VRDO Tax-Free ETF		N/A	X

*

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA Developed Markets Momentum ETF, Invesco Global Clean Energy ETF, Invesco International Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco VRDO Tax-Free ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

69

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Funds’ direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 6, 2022. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement. The Board reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

70

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 15 and April 6, 2022 Board meetings, and Invesco Advisers, Inc., in connection with the April 6, 2022 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rates for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF were reasonable in relation to the asset size of the Funds and concluded that the flat sub-advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Fund in an amount equal to the fees received by Invesco Advisers, Inc. on the Fund’s excess cash invested in the money market funds. The Trustees also noted the fees received by Invesco Advisers, Inc. in its capacity as the direct securities lending agent for the Invesco ETFs. The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, and that the Sub-Advisers generally do not use or generate soft-dollars with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

71

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	O-REV-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders August 31, 2022 QQMG Invesco ESG NASDAQ 100 ETF QQJG Invesco ESG NASDAQ Next Gen 100 ETF QQQM Invesco NASDAQ 100 ETF QQQJ Invesco NASDAQ Next Gen 100 ETF

2

The Market Environment

Domestic Equity

The fiscal year began with increasing volatility and the US stock market saw a selloff through most of September due to increasing concerns of inflation resulting from a spike in oil prices and supply chain shortages causing rising costs. Despite the Consumer Price Index (CPI) increasing monthly from June through September 2021,1 the US Federal Reserve (the Fed) declined to raise interest rates at its September 2021 Federal Open Market Committee meeting.

Equity markets saw continued volatility in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose to nearly $85 per barrel in October,2 causing higher gas prices for consumers, and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.1 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.2 The CPI rose by another 7.9% for the 12 months ended February 2022 reaching a 40 year high.1 To combat inflation, the Fed raised the federal funds rate by a one-quarter percentage point in March.

As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix, reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued for much of the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 8.6% for the 12 months ended May 2022 reaching a 40 year high.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at Jackson Hole, Wyoming, an economic policy symposium, sparked a sharp selloff at month end. Due to declining energy prices, the CPI rose by 8.5% for the 12 months ending July,1 down slightly from June, but still at multi-decade highs and far above the Fed’s 2% annual inflation target. As a result, the Fed indicated that it would continue taking aggressive action to curb inflation, though such measures could “bring pain to households and businesses.” The remarks deflated investor optimism that the Fed would pause rate hikes in the second half of 2022 and increased the likelihood of a US recession. In this environment, US stocks had negative double-digit returns of (11.23)% for the fiscal year ended August 31, 2022, measured by the S&P 500 Index.4

[1]	Source: US Bureau of Labor Statistics
[2]	Source: Bloomberg LP
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

3

QQMG	Management’s Discussion of Fund Performance
Invesco ESG NASDAQ 100 ETF (QQMG)

As an index fund, the Invesco ESG NASDAQ 100 ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Nasdaq-100® ESG Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of companies included in the Nasdaq-100® Index (the “Parent Index”) that also meet the Index Provider’s environmental, social and governance (“ESG”) criteria. The Parent Index includes securities of 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market LLC based on market capitalization. Security types generally eligible for inclusion in the Parent Index are common stocks and tracking stocks of companies located in the United States, as well as American depositary receipts (“ADRs”) that represent securities of non-U.S. issuers.

The Parent Index reflects companies from all major sectors, except for companies that are classified as “financials” according to the Industry Classification Benchmark. Companies organized as real estate investment trusts (“REITs”) are not eligible for inclusion in the Parent Index.

Companies that are included in the Parent Index are evaluated for inclusion in the Index on the basis of the Index Provider’s ESG criteria, which considers a company’s (i) business activities, (ii) business controversy levels and ESG risk ratings, and (iii) adherence to the principles of the United Nations Global Compact.

The Index employs negative screens to exclude securities of companies with business activities that do not meet the eligibility criteria for the Index. Such screens rely on information from Sustainalytics, a globally-recognized independent provider of ESG research, ratings, and data. Companies’ business activities are distinguished between categories with absolute prohibitions (which do not allow any involvement by a company in a certain business activity) and categories that permit a de minimis amount of a certain business activity (generally, permitting a company to derive less than 5% of its revenues from, or to own less than 10% of another company that engages in, such activity). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (October 27, 2021, the first day of trading on the exchange) through August 31, 2022, on a market price basis, the Fund returned (20.54)%. On a net asset value (“NAV”) basis, the Fund returned (20.63)%. During the same time period, the Index returned (20.50)%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the Nasdaq Composite® Total Return Index (the “Benchmark Index”) returned (21.92)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 3,400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparisons are a useful measure for investors as broad representations of the overall U.S. stock market.

Relative to the Benchmark Index, the majority of the Fund’s outperformance during the period can be attributed to the Fund’s underweight allocation to and security selection within the consumer discretionary sector.

For the fiscal period ended August 31, 2022, no sector contributed to the Fund’s return. The information technology sector detracted most significantly from the Fund’s return during the period, followed by the communication services and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2022, included Apple, Inc., an information technology company (portfolio average weight of 13.90%) and T-Mobile US, Inc., a communication services company (portfolio average weight of 1.11%). Positions that detracted most significantly from the Fund’s return during the period included Microsoft Corp., an information technology company (portfolio average weight of 13.76%) and NVIDIA Corp., an information technology company (portfolio average weight of 5.23%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Information Technology	61.18
Communication Services	13.37
Consumer Discretionary	11.29
Consumer Staples	6.23
Health Care	5.63
Industrials	2.24
Money Market Funds Plus Other Assets Less Liabilities	0.06

4

Invesco ESG NASDAQ 100 ETF (QQMG) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Apple, Inc.	15.31
Microsoft Corp.	13.94
NVIDIA Corp.	4.14
Amazon.com, Inc.	3.61
Alphabet, Inc., Class C	3.07
Alphabet, Inc., Class A	2.92
Tesla, Inc.	2.81
PepsiCo, Inc.	2.71
Cisco Systems, Inc.	2.48
Adobe, Inc.	2.30
Total	53.29

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

Fund Inception
Index	Cumulative
Nasdaq-100® ESG Index	(20.50)%
Nasdaq Composite® Total Return Index	(21.92)
Fund
NAV Return	(20.63)
Market Price Return	(20.54)

5

Invesco ESG NASDAQ 100 ETF (QQMG) (continued)

Fund Inception: October 27, 2021

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.20% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Indexes are based on the inception date of the Fund.

6

QQJG	Management’s Discussion of Fund Performance
Invesco ESG NASDAQ Next Gen 100 ETF (QQJG)

As an index fund, the Invesco ESG NASDAQ Next Gen 100 ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Nasdaq Next Generation 100 ESG Index® (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of companies included in the Nasdaq Next Generation 100 Index® (the “Parent Index”) that also meet the Index Provider’s environmental, social and governance (“ESG”) criteria. The Parent Index is comprised of securities of the next generation of Nasdaq-listed non-financial companies; that is, the largest 100 Nasdaq-listed companies outside of the Nasdaq-100 Index® (the “Nasdaq-100”) based on market capitalization.

To be eligible for inclusion in the Parent Index, a security must meet the existing eligibility criteria of the Nasdaq-100, an index that measures the performance of 100 of the largest domestic and international nonfinancial companies by market capitalization on The Nasdaq Stock Market LLC. Securities meeting the Nasdaq-100 eligibility criteria are ranked by market capitalization, with the largest 100 securities not currently in the Nasdaq-100 selected for inclusion in the Parent Index. Security types generally eligible for inclusion in the Parent Index are common stocks and tracking stocks of companies located in the United States, as well as American depositary receipts (“ADRs”) that represent securities of non-U.S. issuers. The Parent Index reflects companies from all major sectors, except for companies that are classified as “financials” according to the Industry Classification Benchmark. Companies organized as real estate investment trusts (“REITs”) are not eligible for inclusion in the Parent Index.

Companies that are included in the Parent Index are evaluated for inclusion in the Index on the basis of the Index Provider’s ESG criteria, which considers a company’s (i) business activities, (ii) business controversy levels and ESG risk ratings, and (iii) adherence to the principles of the United Nations Global Compact.

The Index employs negative screens to exclude securities of companies with business activities that do not meet the eligibility criteria for the Index. Such screens rely on information from Sustainalytics, a globally-recognized independent provider of ESG research, ratings, and data. Companies’ business activities are distinguished between categories with absolute prohibitions (which do not allow any involvement by a company in a certain business activity) and categories that permit a de minimis amount of a certain business activity (generally, permitting a company to derive less than 5% of its revenues from, or to own less than 10% of another company that engages in, such activity). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (October 27, 2021, the first day of trading on the exchange) through August 31, 2022, on a market price basis, the Fund returned (23.05)%. On a net asset value (“NAV”) basis, the Fund returned (23.10)%. During the same time period, the Index returned (22.96)%. During the fiscal period, the Fund fully replicated the components of the Index; the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the Nasdaq Composite® Total Return Index (the “Benchmark Index”) returned (21.92)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 3,400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparisons are a useful measure for investors as broad representations of the overall U.S. stock market.

Relative to the Benchmark Index, the majority of the Fund’s underperformance during the period can be attributed to security selection within the information technology and communication services sectors, respectively.

For the fiscal period ended August 31, 2022, no sector contributed to the Fund’s return. The information technology sector detracted most significantly from the Fund’s return during the period, followed by the communication services and health care sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2022, included Enphase Energy, Inc., an information technology company (portfolio average weight of 1.19%) and ON Semiconductor Corp., an information technology company (portfolio average weight of 1.47%). Positions that detracted most significantly from the Fund’s return during the period included Zebra Technologies Corp., Class A, an information technology company (portfolio average weight of 2.46%) and Roku, Inc., Class A, a communication services company (portfolio average weight of 0.77%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Information Technology	43.68
Health Care	16.28
Consumer Discretionary	13.83
Communication Services	13.16
Industrials	8.96
Sector Types Each Less Than 3%	4.02
Money Market Funds Plus Other Assets Less Liabilities	0.07

7

Invesco ESG NASDAQ Next Gen 100 ETF (QQJG) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
CDW Corp.	3.29
Coca-Cola Europacific Partners PLC	2.67
Tractor Supply Co.	2.51
Ulta Beauty, Inc.	2.41
Take-Two Interactive Software, Inc.	2.39
ICON PLC	2.29
J.B. Hunt Transport Services, Inc.	2.17
Zebra Technologies Corp., Class A	1.99
Trimble, Inc.	1.99
Enphase Energy, Inc.	1.97
Total	23.68

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

Fund Inception
Index	Cumulative
Nasdaq Next Generation 100 ESG Index®	(22.96)%
Nasdaq Composite® Total Return Index	(21.92)
Fund
NAV Return	(23.10)
Market Price Return	(23.05)

8

Invesco ESG NASDAQ Next Gen 100 ETF (QQJG) (continued)

Fund Inception: October 27, 2021

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.20% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Indexes are based on the inception date of the Fund.

9

QQQM	Management’s Discussion of Fund Performance
Invesco NASDAQ 100 ETF (QQQM)

As an index fund, the Invesco NASDAQ 100 ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the NASDAQ-100 Index® (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains and calculates the Index, which includes securities of 100 of the largest domestic and international nonfinancial companies listed on The Nasdaq Stock Market LLC based on market capitalization. Security types generally eligible for inclusion in the Index are common stocks, ordinary shares and tracking stocks, as well as American depositary receipts (“ADRs”) that represent securities of non-U.S. issuers. Companies organized as real estate investment trusts (“REITs”) are not eligible for inclusion in the Index.

The Index reflects companies from all major sectors, except for companies that are classified as “financials” according to the Industry Classification Benchmark. The Index weights its component securities using a “modified market capitalization-weighted” methodology, which is a hybrid between equal weighting and conventional capitalization weighting. Under this methodology, no component security may exceed 24% of the weight of the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (20.61)%. On a net asset value (“NAV”) basis, the Fund returned (20.72)%. During the same time period, the Index returned (20.63)%. During the fiscal period, the Fund fully replicated the components of the Index; the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, which were partially offset by income generated by the securities lending program in which the Fund participates.

During this same time period, the Nasdaq Composite® Total Return Index returned (21.99)% and the Russell 3000® Index returned (13.28)% (each, a “Benchmark Index” and, collectively the “Benchmark Indices”). The Benchmark Indices are unmanaged indices weighted by market capitalization and based on the average performance of approximately 3,400 securities and 3,000 securities, respectively. These Benchmark Indices were selected for their recognition in the marketplace, and their performance comparisons are a useful measure for investors as broad representations of the overall U.S. stock market.

Relative to the Nasdaq Composite® Total Return Index, the majority of the Fund’s outperformance during the period can be attributed to the Fund’s underweight allocation to and security selection within the health care sector.

Relative to the Russell 3000® Index, the majority of the Fund’s underperformance during the period can be attributed to the Fund’s overweight allocation to and security selection within the communication services sector.

For the fiscal year ended August 31, 2022, the consumer staples sector contributed most significantly to the Fund’s return, followed by the utilities sector. The information technology sector detracted most significantly from the Fund’s return during the period, followed by the communication services and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Tesla, Inc., a consumer discretionary company (portfolio average weight of 4.52%) and PepsiCo, Inc., a consumer staples company (portfolio average weight of 1.77%). Positions that detracted most significantly from the Fund’s return during the period included Meta Platforms, Inc., Class A, a communication services company (portfolio average weight of 3.58%) and Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 7.03%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Information Technology	49.92
Consumer Discretionary	16.41
Communication Services	16.22
Consumer Staples	6.47
Health Care	5.96
Industrials	3.42
Utilities	1.43
Money Market Funds Plus Other Assets Less Liabilities	0.17

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Apple, Inc.	13.54
Microsoft Corp.	10.41
Amazon.com, Inc.	6.86
Tesla, Inc.	4.56
Alphabet, Inc., Class C	3.65
Alphabet, Inc., Class A	3.47
Meta Platforms, Inc., Class A	2.98
NVIDIA Corp.	2.83
PepsiCo, Inc.	2.10
Costco Wholesale Corp.	2.04
Total	52.44

*	Excluding money market fund holdings.

10

Invesco NASDAQ 100 ETF (QQQM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
NASDAQ-100® Index	(20.63)%	1.59%	3.02%
Nasdaq Composite® Total Return Index	(21.99)	0.50	0.95
Russell 3000® Index	(13.28)	7.20	13.97
Fund
NAV Return	(20.72)	1.46	2.76
Market Price Return	(20.61)	1.47	2.79

Fund Inception: October 13, 2020

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.15% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Indexes are based on the inception date of the Fund.

11

QQQJ	Management’s Discussion of Fund Performance
Invesco NASDAQ Next Gen 100 ETF (QQQJ)

As an index fund, the Invesco NASDAQ Next Gen 100 ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the NASDAQ Next Generation 100 Index® (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of securities of the next generation of Nasdaq-listed non-financial companies; that is, the largest 100 Nasdaq-listed companies outside of the NASDAQ-100 Index® (the “NASDAQ-100”) based on market capitalization.

To be eligible for inclusion in the Index, a security must meet the existing eligibility criteria of the NASDAQ-100, an index that measures the performance of 100 of the largest domestic and international nonfinancial companies by market capitalization on The Nasdaq Stock Market LLC. Securities meeting the NASDAQ-100 eligibility criteria are ranked by market capitalization, with approximately the largest 100 securities not currently in the NASDAQ-100 selected for inclusion in the Index.

Security types generally eligible for inclusion in the Index are common stocks, ordinary shares and tracking stocks, as well as American depositary receipts (“ADRs”) that represent securities of non-U.S. issuers. The Index may include companies from all major sectors, except for companies that are classified as “financials” according to the Industry Classification Benchmark. The Index may include Nasdaq-listed securities of both U.S. and foreign companies, including foreign companies located in emerging market countries. Companies organized as real estate investment trusts (“REITs”) are not eligible for inclusion in the Index.

The Index weights its component securities using a “modified market capitalization-weighted” methodology, which is a hybrid between equal weighting and conventional capitalization weighting. Under this methodology, no issuer may exceed 4% of the weight of the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (27.93)%. On a net asset value (“NAV”) basis, the Fund returned (28.06)%. During the same time period, the Index returned (27.96)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the Nasdaq Composite® Total Return Index returned (21.99)% and the Russell 3000® Index returned (13.28)% (each, a “Benchmark Index” and, collectively the “Benchmark Indices”). The Benchmark Indices are unmanaged indices weighted by market capitalization and based on the average performance of approximately 3,400 securities and 3,000 securities, respectively. These Benchmark Indices were selected for their recognition in the marketplace, and their performance comparisons are a useful measure for investors as broad representations of the overall U.S. stock market.

Relative to the Nasdaq Composite® Total Return Index, the majority of the Fund’s underperformance during the period can be attributed to security selection within the information technology and communication services sectors, respectively.

Relative to the Russell 3000® Index, the majority of the Fund’s underperformance during the period can be attributed to security selection within the health care and communication services sectors, respectively.

For the fiscal year ended August 31, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the materials and utilities sectors, respectively. The information technology sector detracted most significantly from the Fund’s return during the period, followed by the communication services and health care sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Enphase Energy, Inc., an information technology company (portfolio average weight of 1.79%) and ON Semiconductor Corp., an information technology company (portfolio average weight of 1.72%). Positions that detracted most significantly from the Fund’s return during the period included Roku, Inc., Class A, a communication services company (portfolio average weight of 1.29%) and Yandex N.V., Class A, a communication services company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Information Technology	38.74
Health Care	19.91
Consumer Discretionary	12.80
Communication Services	11.80
Industrials	9.58
Sector Types Each Less Than 3%	7.12
Money Market Funds Plus Other Assets Less Liabilities	0.05

12

Invesco NASDAQ Next Gen 100 ETF (QQQJ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Enphase Energy, Inc.	3.15
ON Semiconductor Corp.	2.44
Trade Desk, Inc. (The), Class A	2.26
CoStar Group, Inc.	2.25
Alnylam Pharmaceuticals, Inc.	2.04
Diamondback Energy, Inc.	1.93
CDW Corp.	1.88
Coca-Cola Europacific Partners PLC	1.83
MongoDB, Inc.	1.79
Ulta Beauty, Inc.	1.78
Total	21.35

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
NASDAQ Next Generation 100 Index®	(27.96)%	(3.19)%	(5.92)%
Nasdaq Composite® Total Return Index	(21.99)	0.50	0.95
Russell 3000® Index	(13.28)	7.20	13.97
Fund
NAV Return	(28.06)	(3.34)	(6.20)
Market Price Return	(27.93)	(3.44)	(6.37)

13

Invesco NASDAQ Next Gen 100 ETF (QQQJ) (continued)

Fund Inception: October 13, 2020

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.15% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Indexes are based on the inception date of the Fund.

14

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 15, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

15

Invesco ESG NASDAQ 100 ETF (QQMG)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Communication Services-13.37%
Activision Blizzard, Inc.	769	$60,359
Alphabet, Inc., Class A(b)	2,688	290,895
Alphabet, Inc., Class C(b)	2,800	305,620
Baidu, Inc., ADR (China)(b)	197	28,362
Charter Communications, Inc., Class A(b)	108	44,564
Comcast Corp., Class A	3,236	117,111
Electronic Arts, Inc.	391	49,606
Match Group, Inc.(b)	274	15,489
Meta Platforms, Inc., Class A(b)	738	120,242
NetEase, Inc., ADR (China)	214	18,941
Netflix, Inc.(b)	508	113,569
Sirius XM Holdings, Inc.(c)	4,284	26,090
T-Mobile US, Inc.(b)	974	140,217

		1,331,065

Consumer Discretionary-11.29%
Airbnb, Inc., Class A(b)	265	29,977
Amazon.com, Inc.(b)	2,833	359,139
Booking Holdings, Inc.(b)	34	63,778
Dollar Tree, Inc.(b)	264	35,820
eBay, Inc.	605	26,699
JD.com, Inc., ADR (China)(c)	293	18,603
Lucid Group, Inc.(b)(c)	718	11,014
lululemon athletica, inc.(b)	138	41,394
Marriott International, Inc., Class A	280	43,047
MercadoLibre, Inc. (Brazil)(b)	43	36,780
O’Reilly Automotive, Inc.(b)	84	58,558
Pinduoduo, Inc., ADR (China)(b)	226	16,114
Ross Stores, Inc.	396	34,163
Starbucks Corp.	821	69,021
Tesla, Inc.(b)	1,014	279,469

		1,123,576

Consumer Staples-6.23%
Costco Wholesale Corp.	328	171,249
Keurig Dr Pepper, Inc.	1,224	46,659
Kraft Heinz Co. (The)	265	9,911
Mondelez International, Inc., Class A	1,063	65,757
Monster Beverage Corp.(b)	293	26,027
PepsiCo, Inc.	1,569	270,292
Walgreens Boots Alliance, Inc.	881	30,888

		620,783

Health Care-5.63%
Align Technology, Inc.(b)	77	18,765
Amgen, Inc.	479	115,104
AstraZeneca PLC, ADR (United Kingdom)	471	29,381
Biogen, Inc.(b)	131	25,595
DexCom, Inc.(b)	281	23,101
Gilead Sciences, Inc.	1,060	67,278
IDEXX Laboratories, Inc.(b)	77	26,767
Illumina, Inc.(b)	215	43,352
Intuitive Surgical, Inc.(b)	275	56,578
Moderna, Inc.(b)	182	24,073
Regeneron Pharmaceuticals, Inc.(b)	99	57,525
Seagen, Inc.(b)	109	16,818
Vertex Pharmaceuticals, Inc.(b)	201	56,634

		560,971

	Shares	Value
Industrials-2.24%
Cintas Corp.	90	$36,615
Copart, Inc.(b)	245	29,314
CSX Corp.	2,026	64,123
Fastenal Co.	369	18,572
Old Dominion Freight Line, Inc.	110	29,855
PACCAR, Inc.	192	16,802
Verisk Analytics, Inc.	149	27,887

		223,168

Information Technology-61.18%
Adobe, Inc.(b)	614	229,292
Advanced Micro Devices, Inc.(b)	1,532	130,021
ANSYS, Inc.(b)	110	27,313
Apple, Inc.	9,693	1,523,933
Applied Materials, Inc.	1,167	109,780
ASML Holding N.V., New York Shares (Netherlands)	114	55,853
Atlassian Corp. PLC, Class A(b)	143	35,415
Autodesk, Inc.(b)	246	49,628
Automatic Data Processing, Inc.	513	125,382
Broadcom, Inc.	339	169,198
Cadence Design Systems, Inc.(b)	350	60,820
Cisco Systems, Inc.	5,519	246,810
Cognizant Technology Solutions Corp., Class A	560	35,375
Crowdstrike Holdings, Inc., Class A(b)	224	40,905
Datadog, Inc., Class A(b)	248	26,028
DocuSign, Inc.(b)	202	11,760
Fiserv, Inc.(b)	661	66,887
Fortinet, Inc.(b)	790	38,465
Intel Corp.	4,501	143,672
Intuit, Inc.	317	136,874
KLA Corp.	163	56,093
Lam Research Corp.	172	75,321
Marvell Technology, Inc.	797	37,316
Microchip Technology, Inc.	236	15,399
Micron Technology, Inc.	1,188	67,158
Microsoft Corp.	5,307	1,387,621
NVIDIA Corp.	2,730	412,066
NXP Semiconductors N.V. (China)	228	37,524
Okta, Inc.(b)	165	15,081
Palo Alto Networks, Inc.(b)	121	67,374
Paychex, Inc.	382	47,116
PayPal Holdings, Inc.(b)	1,289	120,444
QUALCOMM, Inc.	1,237	163,618
Skyworks Solutions, Inc.	54	5,322
Splunk, Inc.(b)	168	15,125
Synopsys, Inc.(b)	192	66,436
Texas Instruments, Inc.	858	141,750
VeriSign, Inc.(b)	96	17,493
Workday, Inc., Class A(b)	253	41,634
Zoom Video Communications, Inc., Class A(b)	248	19,939
Zscaler, Inc.(b)(c)	110	17,516

		6,090,757

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $12,336,255)		9,950,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco ESG NASDAQ 100 ETF (QQMG)–(continued)

August 31, 2022

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.74%
Invesco Private Government Fund, 2.29%(d)(e)(f)	20,569	$20,569
Invesco Private Prime Fund, 2.37%(d)(e)(f)	52,886	52,891

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $73,460)		73,460

TOTAL INVESTMENTS IN SECURITIES-100.68% (Cost $12,409,715)		10,023,780
OTHER ASSETS LESS LIABILITIES-(0.68)%		(67,829)

NET ASSETS-100.00%		$9,955,951

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$94,726	$(94,726)	$-	$-	$-	$28

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	350,152	(329,583)	-	-	20,569	123	*

Invesco Private Prime Fund	-	781,546	(728,641)	-	(14)	52,891	337	*

Total	$-	$1,226,424	$(1,152,950)	$-	$(14)	$73,460	$488

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco ESG NASDAQ Next Gen 100 ETF (QQJG)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-13.16%
Bilibili, Inc., ADR (China)(b)(c)	187	$4,668
DISH Network Corp., Class A(b)(c)	697	12,093
Fox Corp., Class A	1,055	36,060
Fox Corp., Class B	829	26,213
IAC, Inc.(b)	185	11,890
Liberty Broadband Corp., Class C(b)	318	32,341
Liberty Global PLC, Class A (United Kingdom)(b)	372	7,514
Liberty Global PLC, Class C (United Kingdom)(b)	673	14,342
Liberty Media Corp.-Liberty Formula One, Class C(b)	611	38,908
News Corp., Class A	1,457	24,652
News Corp., Class B	739	12,740
Paramount Global, Class B	1,944	45,470
Roku, Inc., Class A(b)	158	10,744
Take-Two Interactive Software, Inc.(b)	550	67,408
ZoomInfo Technologies, Inc., Class A(b)	569	25,844

		370,887

Consumer Discretionary-13.83%
Etsy, Inc.(b)	293	30,944
Expedia Group, Inc.(b)	288	29,563
Hasbro, Inc.	539	42,484
Li Auto, Inc., ADR (China)(b)	728	20,945
LKQ Corp.	1,001	53,273
Pool Corp.	141	47,826
Tractor Supply Co.	383	70,912
Trip.com Group Ltd., ADR (China)(b)	1,013	26,054
Ulta Beauty, Inc.(b)	162	68,019

		390,020

Consumer Staples-2.67%
Coca-Cola Europacific Partners PLC (United Kingdom)	1,530	75,230

Health Care-16.28%
10X Genomics, Inc., Class A(b)(c)	212	6,994
Alnylam Pharmaceuticals, Inc.(b)	164	33,894
BeiGene Ltd., ADR (China)(b)(c)	84	14,419
BioMarin Pharmaceutical, Inc.(b)	337	30,060
Bio-Techne Corp.	113	37,495
Bruker Corp.	373	20,888
DENTSPLY SIRONA, Inc.	677	22,185
Guardant Health, Inc.(b)	185	9,261
Hologic, Inc.(b)	372	25,132
Horizon Therapeutics PLC(b)	145	8,586
ICON PLC(b)	308	64,628
Incyte Corp.(b)	468	32,961
Insulet Corp.(b)	131	33,467
Masimo Corp.(b)	53	7,785
Novavax, Inc.(b)(c)	60	1,982
Repligen Corp.(b)	191	41,900
Royalty Pharma PLC, Class A	601	25,128
Sanofi, ADR (France)	668	27,408
Viatris, Inc.	1,553	14,831

		459,004

Industrials-8.96%
American Airlines Group, Inc.(b)	912	11,847
C.H. Robinson Worldwide, Inc.	335	38,240

	Shares	Value
Industrials-(continued)
CoStar Group, Inc.(b)	689	$47,982
Expeditors International of Washington, Inc.	520	53,503
J.B. Hunt Transport Services, Inc.	351	61,081
Lyft, Inc., Class A(b)(c)	698	10,281
Sunrun, Inc.(b)(c)	457	15,095
United Airlines Holdings, Inc.(b)	419	14,669

		252,698

Information Technology-43.68%
Affirm Holdings, Inc.(b)(c)	475	11,129
Akamai Technologies, Inc.(b)	426	38,459
Bentley Systems, Inc., Class B	853	31,365
CDW Corp.	544	92,861
Check Point Software Technologies Ltd. (Israel)(b)	283	34,028
Cognex Corp.	570	24,003
Coupa Software, Inc.(b)(c)	204	11,914
Enphase Energy, Inc.(b)	194	55,569
Entegris, Inc.	306	29,033
F5, Inc.(b)	164	25,758
First Solar, Inc.(b)	299	38,137
Jack Henry & Associates, Inc.	234	44,975
Logitech International S.A., Class R (Switzerland)	588	29,559
Manhattan Associates, Inc.(b)	167	23,590
Monday.com Ltd.(b)	124	14,099
MongoDB, Inc.(b)	166	53,595
Monolithic Power Systems, Inc.	116	52,569
NetApp, Inc.	710	51,212
NortonLifeLock, Inc.	1,873	42,311
ON Semiconductor Corp.(b)	785	53,985
Open Text Corp. (Canada)	803	25,278
Paylocity Holding Corp.(b)	133	32,053
PTC, Inc.(b)	316	36,305
Qorvo, Inc.(b)	151	13,557
Seagate Technology Holdings PLC	761	50,957
SolarEdge Technologies, Inc.(b)(c)	114	31,461
SS&C Technologies Holdings, Inc.	590	32,898
Teradyne, Inc.	444	37,580
Trade Desk, Inc. (The), Class A(b)	839	52,605
Trimble, Inc.(b)	887	56,103
Western Digital Corp.(b)	1,142	48,261
Zebra Technologies Corp., Class A(b)	186	56,105

		1,231,314

Materials-0.40%
Steel Dynamics, Inc.	140	11,301

Real Estate-0.95%
Opendoor Technologies, Inc.(b)	2,407	10,423
Zillow Group, Inc., Class A(b)(c)	122	4,075
Zillow Group, Inc., Class C(b)(c)	368	12,313

		26,811

Total Common Stocks & Other Equity Interests (Cost $3,435,290)		2,817,265

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco ESG NASDAQ Next Gen 100 ETF (QQJG)–(continued)

August 31, 2022

	Shares	Value
Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $279)	279	$279

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $3,435,569)		2,817,544

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.86%
Invesco Private Government Fund, 2.29%(d)(e)(f)	38,307	38,307

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 2.37%(d)(e)(f)	98,494	$98,504

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $136,808)		136,811

TOTAL INVESTMENTS IN SECURITIES-104.80% (Cost $3,572,377)		2,954,355
OTHER ASSETS LESS LIABILITIES-(4.80)%		(135,196)

NET ASSETS-100.00%		$2,819,159

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$40,685	$(40,406)	$-	$-	$279	$5

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	434,534	(396,227)	-	-	38,307	177	*

Invesco Private Prime Fund	-	856,535	(758,058)	3	24	98,504	482	*

Total	$-	$1,331,754	$(1,194,691)	$3	$24	$137,090	$664

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco NASDAQ 100 ETF (QQQM)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.83%
Communication Services-16.22%
Activision Blizzard, Inc.	339,242	$26,627,105
Alphabet, Inc., Class A(b)	1,574,760	170,420,527
Alphabet, Inc., Class C(b)	1,641,268	179,144,402
Baidu, Inc., ADR (China)(b)	93,478	13,458,028
Charter Communications, Inc., Class A(b)	72,674	29,987,473
Comcast Corp., Class A	1,939,703	70,197,851
Electronic Arts, Inc.	121,170	15,372,838
Match Group, Inc.(b)	123,883	7,003,106
Meta Platforms, Inc., Class A(b)	898,113	146,329,551
NetEase, Inc., ADR (China)	78,975	6,990,077
Netflix, Inc.(b)	192,573	43,051,620
Sirius XM Holdings, Inc.(c)	1,707,879	10,400,983
T-Mobile US, Inc.(b)	543,748	78,277,962

		797,261,523

Consumer Discretionary-16.41%
Airbnb, Inc., Class A(b)	166,132	18,792,852
Amazon.com, Inc.(b)	2,661,021	337,337,632
Booking Holdings, Inc.(b)	17,363	32,569,689
Dollar Tree, Inc.(b)(c)	97,171	13,184,161
eBay, Inc.	242,991	10,723,193
JD.com, Inc., ADR (China)(c)	219,818	13,956,245
Lucid Group, Inc.(b)(c)	723,463	11,097,922
lululemon athletica, inc.(b)	53,066	15,917,677
Marriott International, Inc., Class A	142,272	21,872,897
MercadoLibre, Inc. (Brazil)(b)	21,558	18,439,851
O’Reilly Automotive, Inc.(b)	28,425	19,815,636
Pinduoduo, Inc., ADR (China)(b)(c)	192,187	13,702,933
Ross Stores, Inc.	152,335	13,141,941
Starbucks Corp.	497,816	41,851,391
Tesla, Inc.(b)	813,027	224,078,372

		806,482,392

Consumer Staples-6.47%
Costco Wholesale Corp.	192,190	100,342,399
Keurig Dr Pepper, Inc.	615,343	23,456,875
Kraft Heinz Co. (The)	531,044	19,861,046
Mondelez International, Inc., Class A	600,192	37,127,877
Monster Beverage Corp.(b)	230,077	20,437,740
PepsiCo, Inc.	599,739	103,317,038
Walgreens Boots Alliance, Inc.	374,834	13,141,680

		317,684,655

Health Care-5.96%
Align Technology, Inc.(b)	34,465	8,399,121
Amgen, Inc.	231,731	55,684,959
AstraZeneca PLC, ADR (United Kingdom)(c)	250,842	15,647,524
Biogen, Inc.(b)	63,592	12,424,605
DexCom, Inc.(b)	170,507	14,017,381
Gilead Sciences, Inc.	544,014	34,528,569
IDEXX Laboratories, Inc.(b)	36,365	12,641,201
Illumina, Inc.(b)	68,113	13,734,305
Intuitive Surgical, Inc.(b)	155,729	32,039,684
Moderna, Inc.(b)	172,427	22,806,919
Regeneron Pharmaceuticals, Inc.(b)	47,032	27,328,414
Seagen, Inc.(b)	79,859	12,321,445
Vertex Pharmaceuticals, Inc.(b)	111,091	31,301,000

		292,875,127

	Shares	Value
Industrials-3.42%
Cintas Corp.	44,319	$18,030,742
Copart, Inc.(b)	103,223	12,350,632
CSX Corp.	943,153	29,850,792
Fastenal Co.(c)	250,011	12,583,054
Honeywell International, Inc.	295,353	55,925,090
Old Dominion Freight Line, Inc.	48,978	13,293,119
PACCAR, Inc.	150,980	13,212,260
Verisk Analytics, Inc.(c)	68,406	12,802,867

		168,048,556

Information Technology-49.92%
Adobe, Inc.(b)	204,777	76,471,923
Advanced Micro Devices, Inc.(b)	702,998	59,663,440
Analog Devices, Inc.	225,842	34,221,838
ANSYS, Inc.(b)	37,455	9,300,077
Apple, Inc.	4,233,041	665,518,706
Applied Materials, Inc.	377,720	35,532,120
ASML Holding N.V., New York Shares (Netherlands)(c)	36,970	18,113,082
Atlassian Corp. PLC, Class A(b)(c)	62,327	15,435,905
Autodesk, Inc.(b)	94,602	19,085,008
Automatic Data Processing, Inc.	180,991	44,236,010
Broadcom, Inc.	176,902	88,293,557
Cadence Design Systems, Inc.(b)	119,660	20,793,318
Cisco Systems, Inc.	1,796,588	80,343,415
Cognizant Technology Solutions Corp., Class A	226,342	14,298,024
Crowdstrike Holdings, Inc., Class A(b)(c)	92,448	16,881,929
Datadog, Inc., Class A(b)	122,975	12,906,226
DocuSign, Inc.(b)	86,903	5,059,493
Fiserv, Inc.(b)	280,286	28,362,140
Fortinet, Inc.(b)	347,981	16,943,195
Intel Corp.	1,774,431	56,639,838
Intuit, Inc.	122,598	52,935,365
KLA Corp.	64,609	22,233,895
Lam Research Corp.	60,135	26,333,718
Marvell Technology, Inc.	368,525	17,254,341
Microchip Technology, Inc.	240,409	15,686,687
Micron Technology, Inc.	484,269	27,375,727
Microsoft Corp.	1,955,887	511,405,774
NVIDIA Corp.	920,395	138,924,421
NXP Semiconductors N.V. (China)	114,209	18,796,517
Okta, Inc.(b)(c)	65,162	5,955,807
Palo Alto Networks, Inc.(b)(c)	43,336	24,129,918
Paychex, Inc.	156,482	19,300,490
PayPal Holdings, Inc.(b)	502,517	46,955,189
QUALCOMM, Inc.	486,097	64,296,050
Skyworks Solutions, Inc.	69,531	6,852,280
Splunk, Inc.(b)(c)	69,521	6,258,976
Synopsys, Inc.(b)	66,604	23,046,316
Texas Instruments, Inc.	399,939	66,073,922
VeriSign, Inc.(b)	47,587	8,671,303
Workday, Inc., Class A(b)	86,573	14,246,453
Zoom Video Communications, Inc., Class A(b)(c)	108,980	8,761,992
Zscaler, Inc.(b)(c)	61,001	9,713,799

		2,453,308,184

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco NASDAQ 100 ETF (QQQM)–(continued)

August 31, 2022

	Shares	Value
Utilities-1.43%
American Electric Power Co., Inc.	222,924	$22,336,985
Constellation Energy Corp.	141,363	11,533,807
Exelon Corp.	425,569	18,686,735
Xcel Energy, Inc.	236,181	17,536,439

		70,093,966

Total Common Stocks & Other Equity Interests (Cost $5,925,975,224)		4,905,754,403

Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $3,899,314)	3,899,314	3,899,314

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.91% (Cost $5,929,874,538)		4,909,653,717

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.52%
Invesco Private Government Fund, 2.29%(d)(e)(f)	20,827,857	$20,827,857
Invesco Private Prime Fund, 2.37%(d)(e)(f)	53,551,992	53,557,349

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $74,382,068)		74,385,206

TOTAL INVESTMENTS IN SECURITIES-101.43% (Cost $6,004,256,606)		4,984,038,923
OTHER ASSETS LESS LIABILITIES-(1.43)%		(70,025,694)

NET ASSETS-100.00%		$4,914,013,229

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$30,973,889	$(27,074,575)	$-	$-	$3,899,314	$11,052

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	3,570,028	602,273,000	(585,015,171)	-	-	20,827,857	187,252	*

Invesco Private Prime Fund	8,330,066	1,348,879,281	(1,303,603,514)	3,138	(51,622)	53,557,349	534,101	*

Total	$11,900,094	$1,982,126,170	$(1,915,693,260)	$3,138	$(51,622)	$78,284,520	$732,405

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco NASDAQ Next Gen 100 ETF (QQQJ)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Communication Services-11.80%
Bilibili, Inc., ADR (China)(b)(c)	101,450	$2,532,192
DISH Network Corp., Class A(b)(c)	190,407	3,303,561
Fox Corp., Class A	203,551	6,957,373
Fox Corp., Class B	160,056	5,060,971
IAC, Inc.(b)(c)	54,913	3,529,259
Liberty Broadband Corp., Class C(b)	89,905	9,143,338
Liberty Global PLC, Class A (United Kingdom)(b)	114,388	2,310,638
Liberty Global PLC, Class C (United Kingdom)(b)(c)	206,815	4,407,228
Liberty Media Corp.-Liberty Formula One, Class C(b)(c)	134,419	8,559,802
News Corp., Class A	253,708	4,292,739
News Corp., Class B(c)	128,830	2,221,029
Paramount Global, Class B(c)	397,323	9,293,385
Playtika Holding Corp.(b)	269,331	2,836,055
Roku, Inc., Class A(b)(c)	78,274	5,322,632
Take-Two Interactive Software, Inc.(b)	105,780	12,964,397
ZoomInfo Technologies, Inc., Class A(b)	264,242	12,001,872

		94,736,471

Consumer Discretionary-12.80%
Caesars Entertainment, Inc.(b)(c)	140,003	6,036,929
DraftKings, Inc., Class A(b)(c)	272,938	4,383,384
Etsy, Inc.(b)(c)	83,011	8,766,792
Expedia Group, Inc.(b)	98,981	10,160,400
Hasbro, Inc.	91,069	7,178,058
Li Auto, Inc., ADR (China)(b)(c)	276,039	7,941,642
LKQ Corp.	184,713	9,830,426
PENN Entertainment, Inc.(b)(c)	108,928	3,401,821
Pool Corp.	26,288	8,916,627
Tractor Supply Co.	73,058	13,526,689
Trip.com Group Ltd., ADR (China)(b)	326,521	8,398,120
Ulta Beauty, Inc.(b)	34,003	14,276,840

		102,817,728

Consumer Staples-1.83%
Coca-Cola Europacific Partners PLC (United Kingdom)(c)	299,256	14,714,417

Energy-1.93%
Diamondback Energy, Inc.	116,261	15,495,266

Health Care-19.91%
10X Genomics, Inc., Class A(b)(c)	61,339	2,023,574
Alnylam Pharmaceuticals, Inc.(b)	79,164	16,360,824
BeiGene Ltd., ADR (China)(b)(c)	32,121	5,513,891
BioMarin Pharmaceutical, Inc.(b)	121,302	10,820,138
BioNTech SE, ADR (Germany)	57,545	8,323,309
Bio-Techne Corp.	25,621	8,501,304
Bruker Corp.	97,478	5,458,768
DENTSPLY SIRONA, Inc.	140,716	4,611,263
Guardant Health, Inc.(b)(c)	66,555	3,331,743
Hologic, Inc.(b)	163,499	11,045,992
Horizon Therapeutics PLC(b)	150,140	8,889,789
ICON PLC(b)(c)	53,314	11,186,877
Incyte Corp.(b)	144,653	10,187,911
Insulet Corp.(b)	45,284	11,568,704
Masimo Corp.(b)	36,253	5,325,203

	Shares	Value
Health Care-(continued)
Novavax, Inc.(b)(c)	51,023	$1,685,800
Repligen Corp.(b)(c)	36,206	7,942,510
Royalty Pharma PLC, Class A	285,309	11,928,769
Sanofi, ADR (France)	185,933	7,628,831
Viatris, Inc.	791,754	7,561,251

		159,896,451

Industrials-9.58%
American Airlines Group, Inc.(b)(c)	424,183	5,510,137
Axon Enterprise, Inc.(b)(c)	46,383	5,411,968
C.H. Robinson Worldwide, Inc.	83,108	9,486,778
CoStar Group, Inc.(b)	259,459	18,068,725
Expeditors International of Washington, Inc.	109,553	11,271,908
J.B. Hunt Transport Services, Inc.	68,672	11,950,302
Lyft, Inc., Class A(b)(c)	221,651	3,264,919
Sunrun, Inc.(b)(c)	137,228	4,532,641
United Airlines Holdings, Inc.(b)	213,379	7,470,399

		76,967,777

Information Technology-38.74%
Affirm Holdings, Inc.(b)(c)	147,765	3,462,134
Akamai Technologies, Inc.(b)	105,166	9,494,387
AppLovin Corp., Class A(b)(c)	195,529	4,815,879
Bentley Systems, Inc., Class B(c)	180,198	6,625,880
CDW Corp.	88,522	15,110,705
Check Point Software Technologies Ltd. (Israel)(b)	83,665	10,059,880
Cognex Corp.	113,465	4,778,011
Coupa Software, Inc.(b)(c)	49,324	2,880,522
Enphase Energy, Inc.(b)	88,412	25,324,733
Entegris, Inc.	88,751	8,420,695
F5, Inc.(b)	39,497	6,203,399
First Solar, Inc.(b)	69,862	8,910,898
Jack Henry & Associates, Inc.	47,578	9,144,492
Logitech International S.A., Class R (Switzerland)(c)	107,556	5,406,840
Manhattan Associates, Inc.(b)	41,212	5,821,607
Monday.com Ltd.(b)	29,340	3,335,958
MongoDB, Inc.(b)(c)	44,443	14,348,867
Monolithic Power Systems, Inc.	30,596	13,865,495
NetApp, Inc.	145,331	10,482,725
NortonLifeLock, Inc.	378,827	8,557,702
ON Semiconductor Corp.(b)	284,469	19,562,933
Open Text Corp. (Canada)	176,658	5,561,194
Paylocity Holding Corp.(b)	36,003	8,676,723
PTC, Inc.(b)	76,386	8,775,988
Qorvo, Inc.(b)	69,252	6,217,445
Seagate Technology Holdings PLC(c)	143,520	9,610,099
SolarEdge Technologies, Inc.(b)(c)	36,318	10,022,678
SS&C Technologies Holdings, Inc.	166,400	9,278,464
Teradyne, Inc.	105,077	8,893,717
Trade Desk, Inc. (The), Class A(b)(c)	289,539	18,154,095
Trimble, Inc.(b)	163,905	10,366,991
Western Digital Corp.(b)	204,526	8,643,269
Zebra Technologies Corp., Class A(b)	34,287	10,342,331

		311,156,736

Materials-1.24%
Steel Dynamics, Inc.	123,230	9,947,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco NASDAQ Next Gen 100 ETF (QQQJ)–(continued)

August 31, 2022

	Shares	Value
Real Estate-0.87%
Opendoor Technologies, Inc.(b)(c)	408,011	$1,766,688
Zillow Group, Inc., Class A(b)(c)	39,265	1,311,451
Zillow Group, Inc., Class C(b)(c)	117,542	3,932,955

		7,011,094

Utilities-1.25%
Alliant Energy Corp.	163,792	9,997,864

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $1,029,803,925)		802,740,930

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-14.36%
Invesco Private Government Fund, 2.29%(d)(e)(f)	29,805,913	29,805,913

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 2.37%(d)(e)(f)	85,551,489	$85,560,046

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $115,357,775)		115,365,959

TOTAL INVESTMENTS IN SECURITIES-114.31% (Cost $1,145,161,700)		918,106,889
OTHER ASSETS LESS LIABILITIES-(14.31)%		(114,936,666)

NET ASSETS-100.00%		$803,170,223

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$595,896	$31,234,607	$(31,830,503)	$-	$-	$-	$2,510

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	14,361,365	330,812,254	(315,367,706)	-	-	29,805,913	219,365	*

Invesco Private Prime Fund	33,532,835	695,563,485	(643,520,056)	8,184	(24,402)	85,560,046	624,469	*

Total	$48,490,096	$1,057,610,346	$(990,718,265)	$8,184	$(24,402)	$115,365,959	$846,344

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Statements of Assets and Liabilities

August 31, 2022

	Invesco ESG NASDAQ 100 ETF (QQMG)	Invesco ESG NASDAQ Next Gen 100 ETF (QQJG)	Invesco NASDAQ 100 ETF (QQQM)	Invesco NASDAQ Next Gen 100 ETF (QQQJ)
Assets:
Unaffiliated investments in securities, at value(a)	$9,950,320	$2,817,265	$4,905,754,403	$802,740,930
Affiliated investments in securities, at value	73,460	137,090	78,284,520	115,365,959
Cash	-	-	6,486	-
Receivable for:
Dividends	8,898	2,021	4,753,380	515,414
Securities lending	338	13	200,316	15,505
Investments sold	-	-	1,227,688	16,420,344
Fund shares sold	-	-	28,451,726	-
Foreign tax reclaims	-	-	-	54,253

Total assets	10,033,016	2,956,389	5,018,678,519	935,112,405

Liabilities:
Due to custodian	1,786	-	-	20,319
Payable for:
Investments purchased	-	-	28,371,226	-
Collateral upon return of securities loaned	73,460	136,808	74,382,068	115,357,775
Fund shares repurchased	-	-	1,231,273	16,451,967
Accrued unitary management fees	1,819	422	680,723	112,121

Total liabilities	77,065	137,230	104,665,290	131,942,182

Net Assets	$9,955,951	$2,819,159	$4,914,013,229	$803,170,223

Net assets consist of:
Shares of beneficial interest	$12,522,169	$3,543,055	$5,970,846,156	$1,140,455,749
Distributable earnings (loss)	(2,566,218)	(723,896)	(1,056,832,927)	(337,285,526)

Net Assets	$9,955,951	$2,819,159	$4,914,013,229	$803,170,223

Shares outstanding (unlimited amount authorized, $0.01 par value)	500,001	150,001	39,910,001	32,420,001
Net asset value	$19.91	$18.79	$123.13	$24.77

Market price	$19.94	$18.81	$123.29	$24.80

Unaffiliated investments in securities, at cost	$12,336,255	$3,435,290	$5,925,975,224	$1,029,803,925

Affiliated investments in securities, at cost	$73,460	$137,087	$78,281,382	$115,357,775

(a) Includes securities on loan with an aggregate value of:	$72,329	$134,637	$72,316,669	$112,254,390

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Statements of Operations

For the year ended August 31, 2022

	Invesco ESG NASDAQ 100 ETF (QQMG)(a)	Invesco ESG NASDAQ Next Gen 100 ETF (QQJG)(a)	Invesco NASDAQ 100 ETF (QQQM)	Invesco NASDAQ Next Gen 100 ETF (QQQJ)
Investment income:
Unaffiliated dividend income	$69,247	$13,468	$30,252,465	$6,548,774
Affiliated dividend income	28	5	11,052	2,510
Securities lending income, net	1,270	88	1,180,453	162,771
Foreign withholding tax	(176)	(278)	(52,098)	(111,738)

Total investment income	70,369	13,283	31,391,872	6,602,317

Expenses:
Unitary management fees	15,830	3,702	5,495,446	1,531,558
Tax expenses	8	-	1,361	-

Total expenses	15,838	3,702	5,496,807	1,531,558

Less: Waivers	(2)	-	(827)	(175)

Net expenses	15,836	3,702	5,495,980	1,531,383

Net investment income	54,533	9,581	25,895,892	5,070,934

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(195,339)	(108,332)	(44,389,332)	(113,681,481)
Affiliated investment securities	(14)	24	(51,622)	(24,402)
In-kind redemptions	-	-	217,260,762	85,022,318

Net realized gain (loss)	(195,353)	(108,308)	172,819,808	(28,683,565)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(2,385,935)	(618,025)	(1,216,192,306)	(322,092,629)
Affiliated investment securities	-	3	3,138	8,184

Change in net unrealized appreciation (depreciation)	(2,385,935)	(618,022)	(1,216,189,168)	(322,084,445)

Net realized and unrealized gain (loss)	(2,581,288)	(726,330)	(1,043,369,360)	(350,768,010)

Net increase (decrease) in net assets resulting from operations	$(2,526,755)	$(716,749)	$(1,017,473,468)	$(345,697,076)

(a)	For the period October 25, 2021 (commencement of investment operations) through August 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Statements of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	Invesco ESG NASDAQ 100 ETF (QQMG)	Invesco ESG NASDAQ Next Gen 100 ETF (QQJG)	Invesco NASDAQ 100 ETF (QQQM)		Invesco NASDAQ Next Gen 100 ETF (QQQJ)
	2022(a)	2022(a)	2022	2021(b)	2022	2021(b)
Operations:
Net investment income	$54,533	$9,581	$25,895,892	$3,973,590	$5,070,934	$2,711,840
Net realized gain (loss)	(195,353)	(108,308)	172,819,808	25,379,518	(28,683,565)	48,684,121
Change in net unrealized appreciation (depreciation)	(2,385,935)	(618,022)	(1,216,189,168)	195,971,485	(322,084,445)	95,029,634

Net increase (decrease) in net assets resulting from operations	(2,526,755)	(716,749)	(1,017,473,468)	225,324,593	(345,697,076)	146,425,595

Distributions to Shareholders from:
Distributable earnings	(39,471)	(7,146)	(17,757,319)	(2,671,477)	(11,397,622)	(2,373,270)

Shareholder Transactions:
Proceeds from shares sold	12,522,177	3,543,054	5,971,651,618	1,850,201,568	450,411,017	1,352,687,957
Value of shares repurchased	-	-	(1,831,569,039)	(263,693,247)	(499,347,837)	(287,538,541)

Net increase (decrease) in net assets resulting from share transactions	12,522,177	3,543,054	4,140,082,579	1,586,508,321	(48,936,820)	1,065,149,416

Net increase (decrease) in net assets	9,955,951	2,819,159	3,104,851,792	1,809,161,437	(406,031,518)	1,209,201,741

Net assets:
Beginning of period	-	-	1,809,161,437	-	1,209,201,741	-

End of period	$9,955,951	$2,819,159	$4,914,013,229	$1,809,161,437	$803,170,223	$1,209,201,741

Changes in Shares Outstanding:
Shares sold	500,001	150,001	41,870,000	13,620,001	14,550,000	43,840,001
Shares repurchased	-	-	(13,550,000)	(2,030,000)	(16,890,000)	(9,080,000)
Shares outstanding, beginning of period	-	-	11,590,001	-	34,760,001	-

Shares outstanding, end of period	500,001	150,001	39,910,001	11,590,001	32,420,001	34,760,001

(a)	For the period October 25, 2021 (commencement of investment operations) through August 31, 2022.
(b)	For the period October 12, 2020 (commencement of investment operations) through August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Financial Highlights

Invesco ESG NASDAQ 100 ETF (QQMG)

	For the Period October 25, 2021(a) Through August 31, 2022
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	0.13
Net realized and unrealized gain (loss) on investments	(5.13)

Total from investment operations	(5.00)

Distributions to shareholders from:
Net investment income	(0.09)

Net asset value at end of period	$19.91

Market price at end of period(c)	$19.94

Net Asset Value Total Return(d)	(20.03	)%(e)
Market Price Total Return(d)	(19.91	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$9,956
Ratio to average net assets of:
Expenses	0.20	%(f)
Net investment income	0.69	%(f)
Portfolio turnover rate(g)	10%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 27, 2021, the first day of trading on the exchange) to August 31, 2022 was (20.63)%. The market price total return from Fund Inception to August 31, 2022 was (20.54)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Financial Highlights–(continued)

Invesco ESG NASDAQ Next Gen 100 ETF (QQJG)

	For the Period October 25, 2021(a) Through August 31, 2022
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	0.09
Net realized and unrealized gain (loss) on investments	(6.23)

Total from investment operations	(6.14)

Distributions to shareholders from:
Net investment income	(0.07)

Net asset value at end of period	$18.79

Market price at end of period(c)	$18.81

Net Asset Value Total Return(d)	(24.57	)%(e)
Market Price Total Return(d)	(24.49	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,819
Ratio to average net assets of:
Expenses	0.20	%(f)
Net investment income	0.52	%(f)
Portfolio turnover rate(g)	46%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 27, 2021, the first day of trading on the exchange) to August 31, 2022 was (23.10)%. The market price total return from Fund Inception to August 31, 2022 was (23.05)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Financial Highlights–(continued)

Invesco NASDAQ 100 ETF (QQQM)

	Year Ended August 31, 2022	For the Period October 12, 2020(a) Through August 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$156.10	$120.98

Net investment income(b)	0.98	0.74
Net realized and unrealized gain (loss) on investments	(33.24)	34.93

Total from investment operations	(32.26)	35.67

Distributions to shareholders from:
Net investment income	(0.71)	(0.55)

Net asset value at end of period	$123.13	$156.10

Market price at end of period(c)	$123.29	$156.11

Net Asset Value Total Return(d)	(20.72)%	29.56	%(e)
Market Price Total Return(d)	(20.61)%	29.57	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,914,013	$1,809,161
Ratio to average net assets of:
Expenses	0.15%	0.15	%(f)
Net investment income	0.71%	0.61	%(f)
Portfolio turnover rate(g)	6%	5%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 13, 2020, the first day of trading on the exchange) to August 31, 2021 was 29.61%. The market price total return from Fund Inception to August 31, 2021 was 29.48%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Financial Highlights–(continued)

Invesco NASDAQ Next Gen 100 ETF (QQQJ)

	Year Ended August 31, 2022	For the Period October 12, 2020(a) Through August 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$34.79	$26.71

Net investment income(b)	0.15	0.10
Net realized and unrealized gain (loss) on investments	(9.85)	8.06

Total from investment operations	(9.70)	8.16

Distributions to shareholders from:
Net investment income	(0.11)	(0.08)
Net realized gains	(0.21)	-

Total distributions	(0.32)	(0.08)

Net asset value at end of period	$24.77	$34.79

Market price at end of period(c)	$24.80	$34.77

Net Asset Value Total Return(d)	(28.06)%	30.58	%(e)
Market Price Total Return(d)	(27.93)%	30.51	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$803,170	$1,209,202
Ratio to average net assets of:
Expenses	0.15%	0.15	%(f)
Net investment income	0.50%	0.35	%(f)
Portfolio turnover rate(g)	45%	29%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 13, 2020, the first day of trading on the exchange) to August 31, 2021 was 30.39%. The market price total return from Fund Inception to August 31, 2021 was 29.93%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2022

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco ESG NASDAQ 100 ETF (QQMG)	“ESG NASDAQ 100 ETF”

Invesco ESG NASDAQ Next Gen 100 ETF (QQJG)	“ESG NASDAQ Next Gen 100 ETF”

Invesco NASDAQ 100 ETF (QQQM)	“NASDAQ 100 ETF”

Invesco NASDAQ Next Gen 100 ETF (QQQJ)	“NASDAQ Next Gen 100 ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market LLC.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”).

Fund	Underlying Index

ESG NASDAQ 100 ETF	Nasdaq-100® ESG Index

ESG NASDAQ Next Gen 100 ETF	Nasdaq Next Generation 100 ESG Index®

NASDAQ 100 ETF	NASDAQ-100 Index®

NASDAQ Next Gen 100 ETF	NASDAQ Next Generation 100 Index®

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value. Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller,

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odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of

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withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates

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and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the period September 14, 2021 through August 31, 2022, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

ESG NASDAQ 100 ETF*	$50

ESG NASDAQ Next Gen 100 ETF*	6

NASDAQ 100 ETF	89,231

NASDAQ Next Gen 100 ETF	9,268

*	For the period October 25, 2021 (commencement of investment operations) through August 31, 2022.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from

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investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

ADR Risk. The Funds may invest in American depositary receipts (“ADRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

ESG Risk. Because ESG NASDAQ 100 ETF and ESG NASDAQ Next Gen 100 ETF evaluate ESG factors to assess and exclude certain investments for non-financial reasons, such Funds may forego some market opportunities available to funds that do not use these factors. The securities of companies that score favorably under a Fund’s ESG scoring methodology may underperform similar companies that do not score as well or may underperform the stock market as a whole. As a result, ESG NASDAQ 100 ETF and ESG NASDAQ Next Gen 100 ETF may underperform funds that do not screen or score companies based on ESG factors or funds that use a different ESG methodology. Information used by a Fund to evaluate such factors may not be readily available, complete or accurate, which could negatively impact the Fund’s ability to apply its methodology, which in turn could negatively impact the Fund’s performance. In addition, a Fund’s assessment of a company, based on the company’s level of involvement in a particular industry or the company’s ESG score, may differ from that of other funds or an investor. As a result, the companies deemed eligible for inclusion in a Fund’s portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory

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taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Mid-Capitalization Company Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies and securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies tend to have less experienced management as well as limited product and market diversification and financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the

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election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

ESG NASDAQ 100 ETF	0.20%

ESG NASDAQ Next Gen 100 ETF	0.20%

NASDAQ 100 ETF	0.15%

NASDAQ Next Gen 100 ETF	0.15%

Through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2022, the Adviser waived fees for each Fund in the following amounts:

ESG NASDAQ 100 ETF*	$2

ESG NASDAQ Next Gen 100 ETF*	-

NASDAQ 100 ETF	827

NASDAQ Next Gen 100 ETF	175

*	For the period October 25, 2021 (commencement of investment operations) through August 31, 2022.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements on behalf of each Fund with Nasdaq, Inc. (the, “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2022, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

ESG NASDAQ 100 ETF*	$20

ESG NASDAQ Next Gen 100 ETF*	156

NASDAQ 100 ETF	123

NASDAQ Next Gen 100 ETF	33,415

*	For the period October 25, 2021 (commencement of investment operations) through August 31, 2022.

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

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Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

ESG NASDAQ 100 ETF

Investments in Securities

Common Stocks & Other Equity Interests	$9,950,320	$-	$-	$9,950,320

Money Market Funds	-	73,460	-	73,460

Total Investments	$9,950,320	$73,460	$-	$10,023,780

ESG NASDAQ Next Gen 100 ETF

Investments in Securities

Common Stocks & Other Equity Interests	$2,817,265	$-	$-	$2,817,265

Money Market Funds	279	136,811	-	137,090

Total Investments	$2,817,544	$136,811	$-	$2,954,355

NASDAQ 100 ETF

Investments in Securities

Common Stocks & Other Equity Interests	$4,905,754,403	$-	$-	$4,905,754,403

Money Market Funds	3,899,314	74,385,206	-	78,284,520

Total Investments	$4,909,653,717	$74,385,206	$-	$4,984,038,923

NASDAQ Next Gen 100 ETF

Investments in Securities

Common Stocks & Other Equity Interests	$802,740,930	$-	$-	$802,740,930

Money Market Funds	-	115,365,959	-	115,365,959

Total Investments	$802,740,930	$115,365,959	$-	$918,106,889

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022	2021
	Ordinary	Ordinary
	Income*	Income*

ESG NASDAQ 100 ETF**	$39,471	$-

ESG NASDAQ Next Gen 100 ETF**	7,146	-

NASDAQ 100 ETF	17,757,319	2,671,477

NASDAQ Next Gen 100 ETF	11,397,622	2,373,270

*	Includes short-term capital gain distributions, if any.
**	For the period October 25, 2021 (commencement of investment operations) through August 31, 2022.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

ESG NASDAQ 100 ETF	$15,070	$(2,386,365)	$(194,923)	$12,522,169	$9,955,951

ESG NASDAQ Next Gen 100 ETF	3,431	(631,823)	(95,504)	3,543,055	2,819,159

NASDAQ 100 ETF	9,442,047	(1,024,388,141)	(41,886,833)	5,970,846,156	4,914,013,229

NASDAQ Next Gen 100 ETF	1,724,167	(231,482,187)	(107,527,506)	1,140,455,749	803,170,223

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Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of August 31, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total

ESG NASDAQ 100 ETF	$194,923	$-	$194,923

ESG NASDAQ Next Gen 100 ETF	95,504	-	95,504

NASDAQ 100 ETF	38,924,872	2,961,961	41,886,833

NASDAQ Next Gen 100 ETF	85,555,206	21,972,300	107,527,506

NOTE 6–Investment Transactions

For the fiscal year ended August 31, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

ESG NASDAQ 100 ETF*	$5,964,899	$939,079

ESG NASDAQ Next Gen 100 ETF*	3,533,387	1,030,109

NASDAQ 100 ETF	223,081,512	215,876,628

NASDAQ Next Gen 100 ETF	454,260,842	455,562,608

*	For the period October 25, 2021 (commencement of investment operations) through August 31, 2022.

For the fiscal year ended August 31, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

ESG NASDAQ 100 ETF*	$7,505,749	$-

ESG NASDAQ Next Gen 100 ETF*	1,040,334	-

NASDAQ 100 ETF	5,964,953,448	1,831,296,492

NASDAQ Next Gen 100 ETF	449,859,535	503,395,154

*	For the period October 25, 2021 (commencement of investment operations) through August 31, 2022.

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of August 31, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost

ESG NASDAQ 100 ETF	$94,122	$(2,480,487)	$(2,386,365)	$12,410,145

ESG NASDAQ Next Gen 100 ETF	48,866	(680,689)	(631,823)	3,586,178

NASDAQ 100 ETF	27,452,410	(1,051,840,551)	(1,024,388,141)	6,008,427,064

NASDAQ Next Gen 100 ETF	43,078,027	(274,560,214)	(231,482,187)	1,149,589,076

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and excise taxes, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2022, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income (Loss)	Realized Gain (Loss)	Beneficial Interest

ESG NASDAQ 100 ETF	$ 8	$ -	$ (8)

ESG NASDAQ Next Gen 100 ETF	-	(1)	1

NASDAQ 100 ETF	1,361	(216,783,588)	216,782,227

NASDAQ Next Gen 100 ETF	(887)	(82,986,327)	82,987,214

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NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

40

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco ESG NASDAQ 100 ETF, Invesco ESG NASDAQ Next Gen 100 ETF, Invesco NASDAQ 100 ETF and Invesco NASDAQ Next Gen 100 ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) as of August 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund Name

Invesco ESG NASDAQ 100 ETF (1)

Invesco ESG NASDAQ Next Gen 100 ETF (1)

Invesco NASDAQ 100 ETF (2)

Invesco NASDAQ Next Gen 100 ETF (2)

(1) Statement of operations and statement of changes in net assets for the period October 25, 2021 (commencement of investment operations) through August 31, 2022

(2) Statement of operations for the year ended August 31, 2022 and statement of changes in net assets for the year ended August 31, 2022 and for the period October 12, 2020 (commencement of investment operations) through August 31, 2021

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 27, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

41

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco ESG NASDAQ 100 ETF (QQMG)

Actual	$1,000.00	$ 858.10	0.20%	$0.94

Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.20	1.02

Invesco ESG NASDAQ Next Gen 100 ETF (QQJG)

Actual	1,000.00	862.30	0.20	0.94

Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.20	1.02

Invesco NASDAQ 100 ETF (QQQM)

Actual	1,000.00	865.20	0.15	0.71

Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.15	0.77

Invesco NASDAQ Next Gen 100 ETF (QQQJ)

Actual	1,000.00	852.80	0.15	0.70

Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.15	0.77

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

42

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Short Term Gains

Invesco ESG NASDAQ 100 ETF	0%	100%	100%	0%	0%	$-

Invesco ESG NASDAQ Next Gen 100 ETF	0%	100%	92%	0%	0%	-

Invesco NASDAQ 100 ETF	0%	100%	100%	0%	0%	-

Invesco NASDAQ Next Gen 100 ETF	0%	52%	44%	0%	0%	7,578,994

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

43

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	230	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	230	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

44

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	230	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

45

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	230	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

46

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	230	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	230	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

47

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	230	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

48

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	230	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	230	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

49

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	230	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

50

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

51

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

52

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

53

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 74 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF

Invesco California AMT-Free Municipal Bond ETF

Invesco CEF Income Composite ETF

Invesco China Technology ETF

Invesco DWA Developed Markets Momentum ETF

Invesco DWA Emerging Markets Momentum ETF

Invesco DWA SmallCap Momentum ETF

Invesco Emerging Markets Sovereign Debt ETF

Invesco FTSE International Low Beta Equal Weight ETF

Invesco FTSE RAFI Developed Markets ex-U.S. ETF

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

Invesco FTSE RAFI Emerging Markets ETF

Invesco Fundamental High Yield® Corporate Bond ETF

Invesco Fundamental Investment Grade Corporate Bond ETF

Invesco Global Clean Energy ETF

Invesco Global Short Term High Yield Bond ETF

Invesco Global Water ETF

Invesco International BuyBack Achievers™ ETF

Invesco International Corporate Bond ETF

Invesco KBW Bank ETF

Invesco KBW High Dividend Yield Financial ETF

Invesco KBW Premium Yield Equity REIT ETF

Invesco KBW Property & Casualty Insurance ETF

Invesco KBW Regional Banking ETF

Invesco MSCI Green Building ETF

Invesco NASDAQ 100 ETF

Invesco NASDAQ Next Gen 100 ETF

Invesco National AMT-Free Municipal Bond ETF

Invesco New York AMT-Free Municipal Bond ETF

Invesco Preferred ETF

Invesco PureBetaSM 0-5 Yr US TIPS ETF

Invesco PureBetaSM FTSE Developed ex-North America ETF

Invesco PureBetaSM FTSE Emerging Markets ETF

Invesco PureBetaSM MSCI USA ETF

Invesco PureBetaSM MSCI USA Small Cap ETF

Invesco PureBetaSM US Aggregate Bond ETF

Invesco Russell 1000 Enhanced Equal Weight ETF

Invesco Russell 1000 Equal Weight ETF

Invesco Russell 1000 Low Beta Equal Weight ETF

Invesco S&P 500® Enhanced Value ETF

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

Invesco S&P 500® High Beta ETF

Invesco S&P 500® High Dividend Low Volatility ETF

Invesco S&P 500® Low Volatility ETF

Invesco S&P 500 Minimum Variance ETF

Invesco S&P 500® Momentum ETF

Invesco S&P 500 Revenue ETF

Invesco S&P Emerging Markets Low Volatility ETF

Invesco S&P Emerging Markets Momentum ETF

Invesco S&P International Developed High Dividend Low Volatility ETF

Invesco S&P International Developed Low Volatility ETF

Invesco S&P International Developed Momentum ETF

Invesco S&P International Developed Quality ETF

Invesco S&P MidCap 400 Revenue ETF

Invesco S&P MidCap Low Volatility ETF

Invesco S&P SmallCap 600 Revenue ETF

Invesco S&P SmallCap Consumer Discretionary ETF

Invesco S&P SmallCap Consumer Staples ETF

Invesco S&P SmallCap Energy ETF

Invesco S&P SmallCap Financials ETF

Invesco S&P SmallCap Health Care ETF

Invesco S&P SmallCap High Dividend Low Volatility ETF

Invesco S&P SmallCap Industrials ETF

Invesco S&P SmallCap Information Technology ETF

Invesco S&P SmallCap Low Volatility ETF

Invesco S&P SmallCap Materials ETF

Invesco S&P SmallCap Quality ETF

Invesco S&P SmallCap Utilities & Communication Services ETF

Invesco S&P Ultra Dividend Revenue ETF

Invesco Senior Loan ETF

Invesco Taxable Municipal Bond ETF

Invesco Treasury Collateral ETF

Invesco Variable Rate Preferred ETF

Invesco VRDO Tax-Free ETF

Also at the April 6, 2022 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other

54

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year and since-inception periods for Invesco VRDO Tax-Free ETF and the one-year period for Invesco Treasury Collateral ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco VRDO Tax-Free ETF’s and Invesco Treasury Collateral ETF’s level of correlation to their respective underlying indexes. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with any draws on its line of credit), acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

●	0.04% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA ETF;

●	0.05% of the Fund’s average daily net assets for Invesco PureBetaSM US Aggregate Bond ETF;

●	0.06% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA Small Cap ETF;

●	0.07% of the Fund’s average daily net assets for Invesco PureBetaSM 0-5 Yr US TIPS ETF and Invesco PureBetaSM FTSE Developed ex-North America ETF;

●	0.08% of the Fund’s average daily net assets for Invesco Treasury Collateral ETF;

●	0.10% of the Fund’s average daily net assets for Invesco S&P 500 Minimum Variance ETF;

●	0.13% of the Fund’s average daily net assets for Invesco S&P 500 Enhanced Value ETF and Invesco S&P 500 Momentum ETF;

55

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

●	0.14% of the Fund’s average daily net assets for Invesco PureBetaSM FTSE Emerging Markets ETF;

●	0.15% of the Fund’s average daily net assets for Invesco NASDAQ 100 ETF and Invesco NASDAQ Next Gen 100 ETF;

●	0.20% of the Fund’s average daily net assets for Invesco Russell 1000 Equal Weight ETF;

●	0.22% of the Fund’s average daily net assets for Invesco Fundamental Investment Grade Corporate Bond ETF;

●

0.25% of the Fund’s average daily net assets for Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF and Invesco VRDO Tax-Free ETF;

●

0.28% of the Fund’s average daily net assets for Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco Taxable Municipal Bond ETF;

●

0.29% of the Fund’s average daily net assets for Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF and Invesco S&P SmallCap Utilities & Communication Services ETF;

●

0.30% of the Fund’s average daily net assets for Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF and Invesco S&P International Developed High Dividend Low Volatility ETF;

●

0.35% of the Fund’s average daily net assets for Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF and Invesco Russell 1000 Low Beta Equal Weight ETF;

●

0.39% of the Fund’s average daily net assets for Invesco MSCI Green Building ETF, Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF and Invesco S&P Ultra Dividend Revenue ETF;

●	0.45% of the Fund’s daily net assets for Invesco FTSE International Low Beta Equal Weight ETF and Invesco FTSE RAFI Developed Markets ex-U.S. ETF;

●	0.49% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF and Invesco FTSE RAFI Emerging Markets ETF;

●

0.50% of the Fund’s daily net assets for Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF and Invesco Variable Rate Preferred ETF;

●	0.55% of the Fund’s daily net assets for Invesco International BuyBack AchieversTM ETF;

●	0.60% of the Fund’s daily net assets for Invesco DWA SmallCap Momentum ETF;

●	0.65% of the Fund’s daily net assets for Invesco Senior Loan ETF;

●	0.70% of the Fund’s daily net assets for Invesco China Technology ETF;

●	0.75% of the Fund’s daily net assets for Invesco Global Clean Energy ETF and Invesco Global Water ETF;

●	0.80% of the Fund’s daily net assets for Invesco DWA Developed Markets Momentum ETF; and

●	0.90% of the Fund’s daily net assets for Invesco DWA Emerging Markets Momentum ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their

56

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median*	Peer Median

Invesco 1-30 Laddered Treasury ETF			X

Invesco California AMT-Free Municipal Bond ETF		N/A	X

Invesco CEF Income Composite ETF	X	N/A	X

Invesco China Technology ETF		N/A	X

Invesco DWA Developed Markets Momentum ETF			X

Invesco DWA Emerging Markets Momentum ETF			X

Invesco DWA SmallCap Momentum ETF			X

Invesco Emerging Markets Sovereign Debt ETF			X

Invesco FTSE International Low Beta Equal Weight ETF	X	X	X

Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF		X	X

Invesco FTSE RAFI Emerging Markets ETF	X		X

Invesco Fundamental High Yield® Corporate Bond ETF		X	X

Invesco Fundamental Investment Grade Corporate Bond ETF			X

Invesco Global Clean Energy ETF		X	X

Invesco Global Short Term High Yield Bond ETF	X	N/A	X

Invesco Global Water ETF		X	X

Invesco International BuyBack AchieversTM ETF			X

Invesco International Corporate Bond ETF			X

Invesco KBW Bank ETF	X		X

Invesco KBW High Dividend Yield Financial ETF	X		X

Invesco KBW Premium Yield Equity REIT ETF	X		X

Invesco KBW Property & Casualty Insurance ETF	X		X

Invesco KBW Regional Banking ETF	X		X

Invesco MSCI Green Building ETF		X	X

Invesco NASDAQ 100 ETF	X		X

Invesco NASDAQ Next Gen 100 ETF	X		X

Invesco National AMT-Free Municipal Bond ETF			X

Invesco New York AMT-Free Municipal Bond ETF		N/A	X

Invesco Preferred ETF		N/A	X

Invesco PureBetaSM 0-5 Yr US TIPS ETF	X		X

Invesco PureBetaSM FTSE Developed ex-North America ETF	X	X	X

Invesco PureBetaSM FTSE Emerging Markets ETF	X	X	X

Invesco PureBetaSM MSCI USA ETF	X	X	X

Invesco PureBetaSM MSCI USA Small Cap ETF	X	X	X

Invesco PureBetaSM US Aggregate Bond ETF	X	X	X

Invesco Russell 1000 Enhanced Equal Weight ETF			X

Invesco Russell 1000 Equal Weight ETF	X		X

Invesco Russell 1000 Low Beta Equal Weight ETF			X

Invesco S&P 500 Enhanced Value ETF	X	X	X

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X		X

Invesco S&P 500® High Beta ETF	X		X

Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X

57

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median*	Peer Median

Invesco S&P 500® Low Volatility ETF	X		X

Invesco S&P 500 Minimum Variance ETF	X	X	X

Invesco S&P 500 Momentum ETF	X	X	X

Invesco S&P 500 Revenue ETF			X

Invesco S&P Emerging Markets Low Volatility ETF	X		X

Invesco S&P Emerging Markets Momentum ETF	X		X

Invesco S&P International Developed High Dividend Low Volatility ETF	X	X	X

Invesco S&P International Developed Low Volatility ETF	X		X

Invesco S&P International Developed Momentum ETF	X	N/A	X

Invesco S&P International Developed Quality ETF	X	N/A	X

Invesco S&P MidCap 400 Revenue ETF			X

Invesco S&P MidCap Low Volatility ETF	X	X	X

Invesco S&P SmallCap 600 Revenue ETF		X	X

Invesco S&P SmallCap Consumer Discretionary ETF	X		X

Invesco S&P SmallCap Consumer Staples ETF	X		X

Invesco S&P SmallCap Energy ETF	X		X

Invesco S&P SmallCap Financials ETF	X		X

Invesco S&P SmallCap Health Care ETF	X		X

Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X

Invesco S&P SmallCap Industrials ETF	X		X

Invesco S&P SmallCap Information Technology ETF	X		X

Invesco S&P SmallCap Low Volatility ETF	X	X	X

Invesco S&P SmallCap Materials ETF	X		X

Invesco S&P SmallCap Quality ETF	X	X	X

Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X

Invesco S&P Ultra Dividend Revenue ETF		X	X

Invesco Senior Loan ETF	X	N/A	X

Invesco Taxable Municipal Bond ETF		N/A	X

Invesco Treasury Collateral ETF	X		X

Invesco Variable Rate Preferred ETF		X	X

Invesco VRDO Tax-Free ETF		N/A	X

*

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA Developed Markets Momentum ETF, Invesco Global Clean Energy ETF, Invesco International Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco VRDO Tax-Free ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

58

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Funds’ direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 6, 2022. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement. The Board reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

59

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 15 and April 6, 2022 Board meetings, and Invesco Advisers, Inc., in connection with the April 6, 2022 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rates for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF were reasonable in relation to the asset size of the Funds and concluded that the flat sub-advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Fund in an amount equal to the fees received by Invesco Advisers, Inc. on the Fund’s excess cash invested in the money market funds. The Trustees also noted the fees received by Invesco Advisers, Inc. in its capacity as the direct securities lending agent for the Invesco ETFs. The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, and that the Sub-Advisers generally do not use or generate soft-dollars with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

60

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST2-AR-1	invesco.com/ETFs

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended August 31, 2022.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2022	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2021
Audit Fees	$926,400	$798,730
Audit-Related Fees	$0	$0
Tax Fees(1)	$835,506	$767,163
All Other Fees	$0	$0
Total Fees	$1,761,906	$1,565,893

(1)

Tax Fees for the fiscal years ended August 31, 2022 and 2021 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$760,000	$821,000
Tax Fees	$0	$0
All Other Fees	$0	$0
Total Fees	$760,000	$821,000

(1)	Audit-Related Fees for the fiscal years ended 2022 and 2021 include fees billed related to reviewing controls at a service organization.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services

Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.

Last Reviewed by Compliance for Accuracy	June 15, 2018

Effective Date	June 26, 2009

Amended Dates	March 12, 2015 and June 15, 2018

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $6,812,000 for the fiscal year ended August 31, 2022 and $5,966,000 for the fiscal year ended August 31, 2021 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $8,407,506 for the fiscal year ended August 31, 2022 and $7,554,163 for the fiscal year ended August 31, 2021.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $31 million and non-audit services of approximately $20 million for the fiscal year ended 2022. The Audit Committee considered this information in evaluating PwC’s independence.

Pursuant to PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, PwC advised the Registrant’s Audit Committee of the following matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Partner held financial interests directly in investment companies within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of SEC Regulation S-X. In reporting the matter to the Audit Committee, PwC noted, among other things, that the impermissible holding was disposed of by the individual, the individual was not in the chain of command of the audit or the audit partners of the Funds, the financial interest was not material to the net worth of the individual or his or her respective immediate family members and the Funds’ audit engagement team was unaware of the impermissible holding until after the matter was confirmed to be an independence exception. In addition, PwC considered that the PwC Partner provided non-audit services that were not relied upon by the audit engagement team in the audits of the financial statements of the Funds. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violation would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Exchange-Traded Fund Trust II

By:	/s/ Anna Paglia
Name:	Anna Paglia
Title:	President

Date:	November 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Anna Paglia
Name:	Anna Paglia
Title:	President

Date:	November 4, 2022

By:	/s/ Kelli Gallegos
Name:	Kelli Gallegos
Title:	Treasurer

Date:	November 4, 2022